              As filed with the Securities and Exchange Commission
                                on July 29, 2005
                      Registration No. 333-89661; 811-09645

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A*

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

                        Post-Effective Amendment No. 39                      [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]

                                Amendment No. 40                             [X]

                        (Check appropriate box or boxes)

                             -----------------------
                               NATIONS FUNDS TRUST
               (Exact Name of Registrant as specified in Charter)
                             101 South Tryon Street
                               Charlotte, NC 28255
          (Address of Principal Executive Offices, including Zip Code)

                           --------------------------
       Registrant's Telephone Number, including Area Code: (800) 321-7854
                                 Scott Henderson
                          c/o Columbia Management Group
                               100 Federal Street
                                Boston, MA 02110
                     (Name and Address of Agent for Service)

                                 With copies to:

    Marco E. Adelfio, Esq.                  Burton M. Leibert, Esq.
    Steven G. Cravath, Esq.                 Willkie Farr & Gallagher
    Morrison & Foerster LLP                 787 Seventh Avenue
    2000 Pennsylvania Ave., N.W.            New York, New York 10019
    Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

    [X] Immediately upon filing pursuant       [ ]   on (date) pursuant
        to Rule 485(b)*, or                          to Rule 485(b), or

    [ ] 60 days after filing pursuant          [ ]   on (date) pursuant
        Rule 485(a), or                              to Rule 485(a).

    [ ] 75 days after filing pursuant to       [ ]   on (date) pursuant to
        paragraph (a)(2)                             paragraph(a)(2) of Rule 485

If appropriate, check the following box:

    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

*This post-effective amendment is being executed by the Trustees and principal officers of Nations Master Investment Trust.

                                EXPLANATORY NOTE

         The Registrant is filing this Post-Effective Amendment No. 39 under the 1933 Act and Post-Effective Amendment No. 40 under the 1940 Act to Nations Funds Trust's (the "Trust") Registration Statement on Form N-1A in order to provide updated financial information for the Trust's Funds and to effect certain non-material changes.

                Prospectus
                ----------------------------------------------------------------
                Class Z Shares
                August 1, 2005

(NATIONS FUNDS LOGO)

STOCK FUNDS
Nations Convertible Securities Fund
Nations Asset Allocation Fund
Nations Value Fund
Nations MidCap Value Fund
Nations Strategic Growth Fund
Nations Marsico Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico MidCap Growth Fund
Nations Marsico 21st Century Fund
Nations SmallCap Value Fund
Nations Small Company Fund

INTERNATIONAL/GLOBAL STOCK FUNDS
Nations Global Value Fund
Nations International Value Fund
Nations International Equity Fund
Nations Marsico International Opportunities Fund

INDEX FUNDS
Nations LargeCap Index Fund
Nations MidCap Index Fund
Nations SmallCap Index Fund
Nations LargeCap Enhanced Core Fund

GOVERNMENT & CORPORATE BOND FUNDS
Nations Short-Term Income Fund
Nations Intermediate Bond Fund
Nations Bond Fund
Nations High Yield Bond Fund


MUNICIPAL BOND FUNDS
Nations Short-Term Municipal Income Fund
Nations Municipal Income Fund

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 208.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds Stock, International/Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions. SUBJECT TO CERTAIN LIMITED EXCEPTIONS, NATIONS GLOBAL VALUE FUND AND NATIONS INTERNATIONAL VALUE FUND ARE NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS. PLEASE SEE EACH FUND'S DESCRIPTION FOR MORE INFORMATION.

ABOUT THE FUNDS

Each type of Fund has a different investment focus:

  - Stock Funds invest primarily in equity securities of U.S. companies. Within the Stock Funds category is Nations Asset Allocation Fund. This Fund invests in a mix of equity and fixed income securities, as well as money market instruments.

  - International Stock Funds invest primarily in equity securities of companies outside the U.S.

  - The Global Stock Fund invests primarily in equity securities of U.S. and non-U.S. companies.

  - Index Funds focus on long-term growth. Except for Nations LargeCap Enhanced Core Fund, they all seek to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in the equity securities that are included in the index. While maintaining the characteristics of the index, Nations LargeCap Enhanced Core Fund varies the number, type and weighting of its holdings from those of the index to try to provide higher returns.

  - Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

  - Municipal Bond Funds focus on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities.

The Funds also have different risk/return characteristics because they invest in different kinds of securities and have varying investment strategies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

Fixed income securities and municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities and municipal securities.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock, International/Global Stock and Index Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

The Government & Corporate Bond and Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

The Municipal Bond Funds may be suitable if you also want to reduce taxes on your investment income.

The Government & Corporate Bond and Municipal Bond Funds may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 6.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds

(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. THE ADVISER AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR CERTAIN FUNDS.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE SUB-ADVISERS STARTING ON PAGE
 143.

--------------------------------------------------------------------------------


NATIONS CONVERTIBLE SECURITIES FUND                             6
-----------------------------------------------------------------
NATIONS ASSET ALLOCATION FUND                                  11
-----------------------------------------------------------------
NATIONS VALUE FUND                                             17
-----------------------------------------------------------------
NATIONS MIDCAP VALUE FUND                                      22
-----------------------------------------------------------------
NATIONS STRATEGIC GROWTH FUND                                  26
-----------------------------------------------------------------
NATIONS MARSICO GROWTH FUND                                    31
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
NATIONS MARSICO FOCUSED EQUITIES FUND                          36
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
NATIONS MARSICO MIDCAP GROWTH FUND                             42
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
NATIONS MARSICO 21ST CENTURY FUND                              48
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
NATIONS SMALLCAP VALUE FUND                                    54
-----------------------------------------------------------------
NATIONS SMALL COMPANY FUND                                     58
-----------------------------------------------------------------
NATIONS GLOBAL VALUE FUND                                      63
Sub-adviser: Brandes Investment Partners, L.P.
-----------------------------------------------------------------
NATIONS INTERNATIONAL VALUE FUND                               69
Sub-adviser: Brandes Investment Partners, L.P.
-----------------------------------------------------------------
NATIONS INTERNATIONAL EQUITY FUND                              75
Sub-advisers: Marsico Capital Management, LLC and Causeway
Capital Management LLC
-----------------------------------------------------------------
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND               80
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
NATIONS LARGECAP INDEX FUND                                    86
-----------------------------------------------------------------
NATIONS MIDCAP INDEX FUND                                      91
-----------------------------------------------------------------
NATIONS SMALLCAP INDEX FUND                                    96
-----------------------------------------------------------------
NATIONS LARGECAP ENHANCED CORE FUND                           101
-----------------------------------------------------------------
NATIONS SHORT-TERM INCOME FUND                                107
-----------------------------------------------------------------
NATIONS INTERMEDIATE BOND FUND                                112

-----------------------------------------------------------------
NATIONS BOND FUND                                             118
-----------------------------------------------------------------
NATIONS HIGH YIELD BOND FUND                                  124
Sub-adviser: MacKay Shields LLC
-----------------------------------------------------------------
NATIONS SHORT-TERM MUNICIPAL INCOME FUND                      129
-----------------------------------------------------------------
NATIONS MUNICIPAL INCOME FUND                                 134
-----------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                   140
-----------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                     143

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                        154
     How orders are processed                                  158
  Redemption fees                                              159
  Distributions and taxes                                      163
  Legal matters                                                167
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           168
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION           194
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                  208
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S INCOME STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 143.

WHAT ARE CONVERTIBLE SECURITIES?

CONVERTIBLE SECURITIES, WHICH INCLUDE CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCKS, CAN BE EXCHANGED FOR COMMON STOCK AT A SPECIFIED RATE. THE COMMON STOCK IT CONVERTS TO IS CALLED THE "UNDERLYING" COMMON STOCK.

CONVERTIBLE SECURITIES TYPICALLY:

  - HAVE HIGHER INCOME POTENTIAL THAN THE UNDERLYING COMMON STOCK

  - ARE AFFECTED LESS BY CHANGES IN THE STOCK MARKET THAN THE UNDERLYING COMMON STOCK

  - HAVE THE POTENTIAL TO INCREASE IN VALUE IF THE VALUE OF THE UNDERLYING COMMON STOCK INCREASES

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in convertible securities. The Fund may also invest in common stocks. Most convertible securities are issued by U.S. issuers. The Fund may invest up to 15%
                   of its assets in Eurodollar convertible securities.

The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

The Fund may invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn. The Fund may sell common stocks short (short-selling) against positions in which the Fund has directly invested in convertible securities with no more than 10% of its assets.

When identifying individual investments, the team evaluates a number of factors, including:

  - the issuer's financial strength and revenue outlook

  - earnings trends, including changes in earnings estimates

  - the security's conversion feature and other characteristics

The team tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)
                   With limited exceptions, the Fund will not longer accept new investors at the time that the Fund's total assets under management reach $2 billion.
                   Following the closing date, any investors that maintain an investment in the
                   Fund will continue to be able to purchase additional shares of the Fund;
                   however, in the event that an order to purchase shares is received after the closing date from a potential investor that does not already hold shares of the
                   Fund, the order will be refused and any money that the Fund has received will be returned to the investor or their investment professional, as appropriate.
                   Retirement plans and certain investment funds managed by the Adviser, including the Nations LifeGoal Portfolios and Future Scholar program that currently offer or employ the Fund as an investment option, will continue to be able to purchase or offer shares of the Fund after the closing date.

       Nations Convertible Securities Fund has the following principal risks:
      - INVESTMENT STRATEGY RISK -- The team chooses convertible securities that it believes have the potential for long-term growth in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INTEREST RATE RISK -- Certain of the convertible securities in which the Fund invests are fixed income securities. The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

      - SHORT SELLING RISK -- In order to short sell a common stock, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Therefore, the Fund bears the risk that the price of the security at the time of replacement has not moved in the direction that was originally predicted. There also is a risk that the Fund may experience difficulty purchasing the security necessary for replacement if the security does not have a liquid market at the time that the replacement must occur or that an event may occur to the security underlying the short position that makes the short position worthless or lose value.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----
               15.21%   -7.66%   -9.40%   26.15%   11.11%



               *Year-to-date return as of June 30, 2005: -2.39%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2000:           13.55%
         WORST: 3RD QUARTER 2002:         -10.52%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Merrill Lynch All Convertibles All Qualities Index, a widely used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES             11.11%    6.20%     8.84%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  9.93%    3.60%     5.87%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          7.50%    3.77%     5.85%



         MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES
           INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                             9.61%    1.85%     6.22%

      *THE INCEPTION DATE OF CLASS Z SHARES IS MAY 21, 1999. THE RETURN FOR THE
       INDEX SHOWN IS FROM THAT MAY 31, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION - PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.77%



         Other expenses                                                 0.07%
                                                                        -----



         Total annual Fund operating expenses                           0.84%
                                                                        =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.60% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.65% for assets up to $500 million; 0.60% for assets in excess of $500 million and up to $1 billion; 0.55% for assets in excess of $1 billion and up to $1.5 billion; and 0.50% for assets in excess of $1.5 billion.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $86      $268      $466      $1,037

NATIONS ASSET ALLOCATION FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE EQUITY PORTION OF THE FUND. LEONARD APLET AND RICHARD CUTTS OF THE ADVISER MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE FUND.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE PORTFOLIO MANAGERS STARTING ON PAGE 143.

WHAT IS AN ASSET ALLOCATION FUND?

THIS ASSET ALLOCATION FUND INVESTS IN A MIX OF EQUITY AND FIXED INCOME SECURITIES, AND CASH EQUIVALENTS.

EACH OF THESE "ASSET CLASSES" HAS DIFFERENT RISK/RETURN CHARACTERISTICS. THE PORTFOLIO MANAGERS CHANGE THE MIX BASED ON THEIR ASSESSMENT OF THE EXPECTED RISKS AND RETURNS OF EACH CLASS.

ASSET ALLOCATION FUNDS LIKE THIS ONE CAN PROVIDE A DIVERSIFIED ASSET MIX FOR YOU IN A SINGLE INVESTMENT.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

The portfolio managers use asset allocation and active security selection as its principal investment approach. The portfolio managers allocate assets among the three asset classes based on its assessment of the expected risks and returns of each class.

The equity securities the Fund invests in are primarily common stocks of medium and large-sized companies whose market capitalizations typically are at least $1 billion and that are believed to have potential for long-term growth.

In selecting investments for the equity portion of the Fund, the team uses quantitative analysis to evaluate the attractiveness of each potential investment generally selected from the universe of companies included in the Russell 1000 Index. The team may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The fixed income securities the Fund invests in are primarily investment grade bonds and notes. The Fund may invest up to 10% of its total assets in high yield debt securities which are often referred to as "junk bonds". The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

In the fixed income portion of its portfolio, the Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options, and other derivative instruments to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in an underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The portfolio managers may sell a security when the Fund's asset allocation changes, if there is a deterioration in the issuer's financial situation, when the portfolio managers believe other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the portfolio managers:

  - may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The portfolio managers will only use this strategy when it is believed to be in the best interest of the Fund to do so and may sell other shares when appropriate

While the Fund may try to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------

 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Asset Allocation Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio managers use an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INTEREST RATE RISK -- The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio managers are not required to utilize derivatives to reduce risks.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INVESTMENT IN ANOTHER NATIONS FUND -- The Fund may pursue its fixed income securities strategy by investing in Nations Bond Fund. The Adviser and its affiliates are entitled to receive fees from Nations Bond Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Nations Asset Allocation Fund for services provided directly. Accordingly, shareholders may pay additional fees, unless such fees are waived, because of the Fund's investment in another Fund. The Adviser and its affiliates may waive fees which they are entitled to receive from Nations Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

EFFECTIVE JANUARY 1, 2002, THE ADVISER'S GROWTH STRATEGIES TEAM REPLACED CHICAGO EQUITY PARTNERS, LLC (CHICAGO EQUITY) AS THE TEAM RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE EQUITY PORTION OF THE FUND. THE ADVISER HAS A DIFFERENT EQUITY INVESTMENT STYLE THAN CHICAGO EQUITY.

EFFECTIVE DECEMBER 31, 2002, THE FUND'S PRINCIPAL INVESTMENT STRATEGIES WERE MODIFIED AND THE ADVISER'S QUANTITATIVE STRATEGIES TEAM TOOK OVER THE DAY-TO-DAY PORTFOLIO MANAGEMENT OF THE EQUITY PORTION OF THE FUND.

EFFECTIVE NOVEMBER 17, 2004, LEONARD APLET AND RICHARD CUTTS REPLACED THE ADVISER'S FIXED INCOME MANAGEMENT TEAM AS THE PORTFOLIO MANAGERS RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE FUND.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----
               -0.50%   -6.33%   -14.91%  19.74%    8.55%



               *Year-to-date return as of June 30, 2005: 1.14%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:          10.24%
         WORST: 2ND QUARTER 2002:         -8.62%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 1000 Index and the Lehman Brothers U.S. Aggregate Index. The Russell 1000 Index is an unmanaged index composed of the 1,000 largest stocks in the Russell 3000 Index. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES             8.55%     0.61%    1.99%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 8.24%    -0.28%    0.97%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         5.88%     0.07%    1.19%



         RUSSELL 1000 INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                 11.40%    -1.76%    0.36%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                     4.34%     7.71%    6.80%




      *THE INCEPTION DATE OF CLASS Z SHARES IS MAY 21, 1999. THE RETURNS FOR THE
       INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.72%



         Other expenses                                                 0.28%
                                                                        -----



                                                                        1.00%
         Total annual Fund operating expenses

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.60% and an administration fee of 0.12%.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                       $102     $318      $552      $1,225

NATIONS VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 143.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT REDUCED PRICES, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund normally invests at least 80% of its assets in common stocks of U.S.
                   companies. Effective September 24, 2005, under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the Russell
                   1000 Value Index (currently between $859 million and $367.5 billion) at the time of purchase. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million. The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in real estate investment trusts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three-pronged approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.
      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.
      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               36.09%   21.12%   26.66%   17.34%    1.25%    3.94%   -7.09%   -19.20%  31.62%   13.62%



               *Year-to-date return as of June 30, 2005: 2.03%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           19.69%
         WORST: 3RD QUARTER 2002:         -20.49%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                              1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES  13.62%    3.14%     11.21%    10.50%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                   13.37%    1.43%      8.65%     8.26%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                              9.15%    2.02%      8.76%     8.25%



         RUSSELL 1000 VALUE INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                          16.49%    5.27%     13.83%    11.80%




      *THE INCEPTION DATE OF CLASS Z SHARES IS SEPTEMBER 19, 1989. THE RETURN
       FOR THE INDEX SHOWN IS FROM SEPTEMBER 30, 1989.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class Z
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.72%



         Other expenses                                                  0.05%
                                                                          ------



         Total annual Fund operating expenses                            0.77%



         Fee waivers                                                    (0.01)%
                                                                          ------



         Total net expenses(3)                                           0.73%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.55% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1 billion; 0.50% for assets in excess of $1 billion and up to $1.5 billion; 0.45% for assets in excess of $1.5 billion and up to $3 billion; 0.43% for assets in excess of $3 billion and up to $6 billion; and 0.41% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2006. The figure shown here is after waivers. There is no guarantee that this waiver will continue after July 31, 2006. The administrator shall waive a specified portion (0.04% of net assets) of the administration fees payable to it under the Administration Agreement on assets up to $500 million. Fees will not be waived on assets in excess of $500 million. Commencing upon the consummation of the reorganization of Columbia Growth and Income Fund into Nations Value Fund, in addition to such waiver, the administrator shall waive administration fees payable to it under the Administration Agreement and/or the investment adviser shall waive advisory fees payable to it under the Investment Advisory Agreement to the extent necessary to ensure that the combined total of such administration and advisory fees does not exceed the following fee schedule: 0.77% for assets up to $500 million; 0.72% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.60% for assets in excess of $3 billion and up to $6 billion; 0.58% for assets in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $78      $243      $422       $949

NATIONS MIDCAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 143.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital with income as a secondary consideration.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell Midcap Value Index (currently between
                   $1.4 billion and $13.4 billion) and that are believed to have the potential for long-term growth. The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in real estate investment trusts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
GRAPHIC]           Nations MidCap Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.
      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.
      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.


--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2002     2003     2004
                ----     ----     ----
               -13.09%  36.89%   20.89%



               *Year-to-date return as of June 30, 2005: 5.75%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           17.18%
         WORST: 3RD QUARTER 2002:         -17.89%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell Midcap Value Index, an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                     20.89%   14.54%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     18.78%   13.68%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                               14.93%   12.24%



         RUSSELL MIDCAP VALUE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                              23.71%   16.60%

      *THE INCEPTION DATE OF CLASS Z SHARES IS NOVEMBER 1, 2001. THE RETURN FOR
       THE INDEX SHOWN IS FROM NOVEMBER 20, 2001.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.82%



         Other expenses                                                 0.09%
                                                                         -----



         Total annual Fund operating expenses(3)                        0.91%
                                                                         =====




      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.65% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.65% for assets up to $500 million; 0.60% for assets in excess of $500 million and up to $1 billion; 0.55% for assets in excess of $1 billion and up to $1.5 billion; and 0.50% for assets in excess of $1.5 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.25% for Class Z shares until July 31, 2006. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $93      $290      $504      $1,120




NATIONS STRATEGIC GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S ADVISER. THE ADVISER'S CORE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 143.

MINIMIZING TAXES

THE MASTER PORTFOLIO'S PROACTIVE TAX MANAGEMENT STRATEGY MAY HELP REDUCE CAPITAL GAINS DISTRIBUTIONS. THE TAX MANAGEMENT STRATEGY SEEKS TO LIMIT PORTFOLIO TURNOVER, OFFSET CAPITAL GAINS WITH CAPITAL LOSSES AND SELL SECURITIES THAT HAVE THE LOWEST TAX BURDEN ON SHAREHOLDERS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Strategic Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of companies that it selects from among major industry sectors. Effective September 23, 2005, under normal circumstances, the Master Portfolio will invest at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the S&P 500 Index (currently between $535.3 million and $367.5 billion) at the time of purchase. The securities the Master Portfolio normally holds include common stocks, preferred stocks and convertible securities like warrants and rights. It may hold up to 20% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  - the growth prospects of the company's industry

  - the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the S&P 500 Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, if there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the manager considers the security's price to be overvalued, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:

  - will focus on long-term investments to try to limit the number of buy and sell transactions

  - may try to sell securities that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

  - may use options, instead of selling securities

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Strategic Growth Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----
               28.08%   -12.52%  -12.26%  -27.43%  27.27%    8.34%



               *Year-to-date return as of June 30, 2005: 0.41%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           20.52%
         WORST: 3RD QUARTER 2001:         -15.93%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES              8.34%   -5.14%     3.86%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  8.17%   -5.24%     3.72%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          5.64%   -4.33%     3.29%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%     4.62%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 2, 1998. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.71%



         Other expenses                                                 0.10%
                                                                         -----



         Total annual Fund operating expenses                           0.81%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.54% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1 billion; 0.50% for assets in excess of $1 billion and up to $1.5 billion; 0.45% for assets in excess of $1.5 billion and up to $3 billion; 0.43% for assets in excess of $3 billion and up to $6 billion; and 0.41% in excess of $6 billion.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $78      $243      $422       $942

NATIONS MARSICO GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGES 148-149.

WHY INVEST IN A GROWTH FUND?

GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio invests primarily in equity securities of large capitalization companies with a market capitalization of $4 billion or more that are selected for their growth potential. It generally holds a core position of between 35 and 50 common stocks. It may hold up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes; e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Growth Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO MAY 10, 2002, THE FUND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----
               38.22%   52.48%   -15.23%  -19.60%  -15.08%  29.05%   15.63%



               *Year-to-date return as of June 30, 2005: -1.67%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           35.30%
         WORST: 3RD QUARTER 2001:         -17.27%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES             15.63%   -2.89%     8.93%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 15.63%   -2.95%     8.87%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         10.16%   -2.46%     7.81%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%     4.77%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 31, 1997. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.91%



         Other expenses                                                 0.20%
                                                                         -----



         Total annual Fund operating expenses                           1.11%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.69% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75%% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $103     $322      $558      $1,236

NATIONS MARSICO FOCUSED EQUITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGES 148-149.

WHAT IS A FOCUSED FUND?

A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico Focused Equities Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies with a market capitalization of $4 billion or more. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes; e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Focused Equities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----
               49.64%   53.43%   -17.09%  -18.89%  -15.50%  31.62%   10.97%



               *Year-to-date return as of June 30, 2005: -1.34%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 1999:           33.16%
         WORST: 1ST QUARTER 2001:         -17.76%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES            10.97%   -3.66%     9.65%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                10.97%   -3.67%     9.55%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         7.13%   -3.08%     8.43%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                     10.88%   -2.30%     4.77%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 31, 1997. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                            0.88%



         Other expenses                                                0.20%
                                                                       -----



         Total annual Fund operating expenses                          1.08%
                                                                       =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.66% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $100     $312      $542      $1,201

NATIONS MARSICO MIDCAP GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE ADVISER IS THIS FUND'S ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGES 148-149.

WHAT IS A MIDCAP GROWTH FUND?

A MIDCAP GROWTH FUND INVESTS IN MEDIUM-SIZED COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. companies whose market capitalizations are within the range of companies within the Russell Midcap Growth Index (currently between $37.9 billion and $466 million, but subject to change due to market fluctuations) and that are believed to have the potential for long-term growth. The Fund usually holds a core position of between 35 and 50 equity securities. The Fund may hold up to 15% of its assets in foreign securities.

The Fund may also invest in non-equity securities (which aren't part of its principal investment strategies), but it won't hold more than 10% of its assets in any one type of these non-equity securities. These securities are described in the SAI.

In selecting investments for the Fund, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of project growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

--------------------------------------------------------------------------------



 WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Fund's core investments generally are comprised of well-known, established growth companies. However, the Fund also may typically include more aggressive growth companies, and companies undergoing significant changes; e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Fund may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Fund to incur higher transaction costs (which may adversely affect the Fund's performance) and may increase taxable distributions for shareholders.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER
 RISKS OF INVESTING IN THIS FUND
 IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico MidCap Growth Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - MID-CAPITALIZATION COMPANY RISK -- Medium capitalization companies may be more vulnerable to adverse business of economic events than larger, more established companies because they may have more limited financial resources and markets than larger companies. The stocks of mid-capitalization companies may trade less frequently and in more limited volume than those of larger companies. Additionally, mid-capitalization stocks may be more volatile than those of larger companies.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 15% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO FEBRUARY 24, 2003, THE FUND HAD A DIFFERENT PORTFOLIO MANAGEMENT TEAM AND PRIOR TO AUGUST 1, 2003, THE FUND HAD A DIFFERENT INVESTMENT OBJECTIVE AND DIFFERENT PRINCIPAL INVESTMENT STRATEGIES.

PRIOR TO NOVEMBER 1, 2004, THE FUND WAS NOT MANAGED BY THE CURRENT INVESTMENT SUB-ADVISER AND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               30.00%   18.63%   20.66%    3.47%   43.89%   14.76%   -19.92%  -36.38%  29.44%   14.41%



               *Year-to-date return as of June 30, 2005: -4.78%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           32.77%
         WORST: 3RD QUARTER 2001:         -30.71%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell Midcap Growth Index, an unmanaged index which measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                               1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES   14.41%   -2.84%      9.14%     8.89%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                    14.41%   -3.69%      7.20%     7.12%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               9.37%   -2.56%      7.17%     7.03%



         RUSSELL MIDCAP GROWTH INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                  15.48%   -3.36%     11.23%    10.15%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 4, 1992. THE RETURN FOR
       THE INDEX SHOWN IS FROM NOVEMBER 30, 1992.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.88%



         Other expenses                                                 0.10%
                                                                       ------



         Total annual Fund operating expenses                           0.98%
                                                                       ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.65% and an administration fee of 0.23%.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR    3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                         $100      $312      $542      $1,201

NATIONS MARSICO 21ST CENTURY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGES 148-149.

WHAT IS A MULTI-CAP FUND?

A MULTI-CAP FUND INVESTS IN COMPANIES ACROSS THE CAPITALIZATION
SPECTRUM -- SMALL, MEDIUM-SIZED AND LARGE COMPANIES. AS A MULTI-CAP FUND, THIS FUND MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico 21st Century Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size and will generally hold a core position of between 35 and 50 common stocks. The Master Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Master Portfolio may invest without limit in foreign securities.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes; e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
GRAPHIC]           Nations Marsico 21st Century Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO FEBRUARY 1, 2003, THE FUND HAD A DIFFERENT PORTFOLIO MANAGER.
--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
GRAPHIC]           The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -18.48%  -9.47%   48.81%   22.26%



               *Year-to-date return as of June 30, 2005: -4.88%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           22.28%
         WORST: 3RD QUARTER 2001:         -18.91%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies ranked by market capitalization. Prior to August 1, 2004, the Fund compared its performance to the S&P 500 Index. The Fund changed the index to which it compares its performance because the Russell 3000 Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                     22.26%    2.96%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     22.26%    2.96%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                               14.47%    2.54%



         RUSSELL 3000 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                    11.95%   -2.04%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                    10.88%   -2.98%

      *THE INCEPTION DATE OF CLASS Z SHARES IS APRIL 10, 2000. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.97%



         Other expenses                                                 0.17%
                                                                         -----



         Total annual Fund operating expenses                           1.14%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.75% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $116     $362      $628      $1,386

NATIONS SMALLCAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 143.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital by investing in companies believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations SmallCap Value Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 2000 Value Index (currently between $142 million and $1.8 billion) and that are believed to have the potential for long-term growth. The Master Portfolio may also invest in real estate investment trusts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations SmallCap Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
              42.04%   24.16%



              *Year-to-date return as of June 30, 2005: 2.56%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           19.15%
         WORST: 1ST QUARTER 2003:          -6.19%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003



      The table shows the Fund's Class Z shares' average annual returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 2000 Value Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                     24.16%   15.13%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     21.17%   13.92%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                               16.52%   12.39%



         RUSSELL 2000 VALUE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                              22.25%   13.24%

      *THE INCEPTION DATE OF CLASS Z SHARES IS MAY 1, 2002. THE RETURN FOR THE
       INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.87%



         Other expenses                                                 0.20%
                                                                         -----



         Total annual Fund operating expenses(4)                        1.07%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.70% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; and 0.60% for assets in excess of $1 billion and up to $3 billion.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.30% for Class Z shares until July 31, 2006. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
         CLASS Z SHARES                    $109      $340       $590       $1,306

NATIONS SMALL COMPANY FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE ADVISER'S SMALLCAP GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 143.

WHY INVEST IN A SMALL COMPANY FUND?

A SMALL COMPANY FUND INVESTS IN SMALLER COMPANIES WITH PROMISING PRODUCTS OR THAT ARE OPERATING IN A DYNAMIC FIELD. THESE COMPANIES CAN HAVE STRONGER POTENTIAL FOR RAPID EARNINGS GROWTH THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK THAN LARGER, MORE ESTABLISHED COMPANIES.

THE TEAM LOOKS FOR COMPANIES WHOSE EARNINGS ARE GROWING QUICKLY, AND WHOSE SHARE PRICES ARE REASONABLY VALUED.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Small Company Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in companies with a market capitalization of $2 billion or less.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  - company meetings/conferences

  - independent industry analysis

  - systematic analysis

  - Wall Street (brokerage) research

The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  - gaining an in-depth understanding of the company's business

  - evaluating the company's growth potential, risks and competitive strengths

  - discussing its growth strategy with company management

  - validating the growth strategy with external research

The team will only invest in a company when its stock price is believed to be attractive relative to its forecasted growth.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's and Fund's investment objectives, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Small Company Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.



        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               20.59%   19.84%    1.53%   54.88%   -1.60%   -12.00%  -27.76%  37.40%   10.22%



               *Year-to-date return as of June 30, 2005: -1.17%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           43.13%
         WORST: 3RD QUARTER 1998:         -25.76%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 2000 Growth Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The index is unmanaged, weighted by market capitalization, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES            10.22%   -1.08%     8.69%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                10.22%   -1.56%     7.91%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         6.65%   -1.03%     7.32%



         RUSSELL 2000 GROWTH INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)      14.31%   -3.57%     4.89%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 12, 1995. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class Z
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases              N/A



         Maximum deferred sales charge (load)                          N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                              0.86%



         Other expenses                                                  0.12%
                                                                          ------



         Total annual Fund operating expenses(4)                         0.98%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the examples below include the Fund's portion of the fees and expenses deducted from the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.69% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; and 0.60% for assets in excess of $1 billion.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.15% for Class Z shares until July 31, 2006. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                           $95     $296      $515      $1,143

NATIONS GLOBAL VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BRANDES INVESTMENT PARTNERS, L.P. (BRANDES) IS THIS FUND'S SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BRANDES ON PAGE 149.

WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR
INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies that have a market capitalization of more than $1 billion at the time of investment and that are believed to be undervalued. The
                   Fund typically invests in at least three countries, including the United States, at any one time.

The Fund primarily invests in equity securities and may, with respect to its foreign investments, invest in the foregoing and/or depositary receipts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

LIMITS ON INVESTMENTS

TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

  - THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

  - IT MAY NOT INVEST MORE THAN THE GREATER OF:

    - 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR

    - 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI WORLD INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).

  - IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.

--------------------------------------------------------------------------------



(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, NATIONS GLOBAL VALUE FUND
                   IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS.
                   SHARES OF NATIONS GLOBAL VALUE FUND CURRENTLY MAY ONLY BE PURCHASED THROUGH
                   REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, BY CERTAIN QUALIFIED RETIREMENT
                   PLANS ON BEHALF OF PLAN PARTICIPANTS AND BY INVESTORS WHO PURCHASE SHARES
                   THROUGH ACCOUNTS ESTABLISHED WITH CERTAIN INVESTMENT ADVISERS OR FINANCIAL
                   PLANNERS, INCLUDING CERTAIN WRAP FEE ACCOUNTS.

      Nations Global Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund invests in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2002     2003     2004
                ----     ----     ----
               -20.24%  48.14%   17.00%



               *Year-to-date return as of June 30, 2005: -2.58%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           29.13%
         WORST: 3RD QUARTER 2002:         -24.07%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI World Index, an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                               1 YEAR     FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                    17.00%     9.83%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS    14.77%     8.85%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                              12.13%     7.98%



         MSCI WORLD INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                   14.72%     3.70%

      *THE INCEPTION DATE OF CLASS Z SHARES IS APRIL 16, 2001. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge                                    N/A



         Redemption fee (as a percentage of total redemption
           proceeds)(1)                                                 2.00%






         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)



         Management fees(3)                                             1.07%



         Other expenses                                                 0.17%
                                                                        -----



         Total annual Fund operating expenses(4)                        1.24%
                                                                        =====

      (1)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)The Fund pays an investment advisory fee of 0.90% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.90% for assets up to $500 million; 0.85% for assets in excess of $500 million and up to $1 billion; 0.80% for assets in excess of $1 billion and up to $1.5 billion; 0.75% for assets in excess of $1.5 billion and up to $3 billion; 0.73% for assets in excess of $3 billion and up to $6 billion; and 0.71% in excess of $6 billion.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.40% for Class Z shares until July 31, 2006. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $126     $393      $681      $1,500

NATIONS INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND BRANDES IS ITS SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT BRANDES ON PAGE 149.

WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR
INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations International Value Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Master Portfolio typically invests in at least three countries other than the United States at any one time.

The Master Portfolio primarily invests in equity securities, either directly or indirectly through closed-end investment companies and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Master Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------

LIMITS ON INVESTMENTS

TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

  - THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

  - IT MAY NOT INVEST MORE THAN THE GREATER OF:

     - 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR
     - 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI EAFE INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).
  - IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
GRAPHIC]           SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, NATIONS INTERNATIONAL
                   VALUE FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE
                   INVESTORS. SHARES OF NATIONS INTERNATIONAL VALUE FUND CURRENTLY MAY ONLY BE
                   PURCHASED THROUGH REINVESTMENT OF DISTRIBUTIONS, BY CERTAIN QUALIFIED RETIREMENT
                   PLANS ON BEHALF OF PLAN PARTICIPANTS, BY INVESTORS WHO PURCHASE SHARES THROUGH
                   ACCOUNTS ESTABLISHED WITH CERTAIN INVESTMENT ADVISERS OR FINANCIAL PLANNERS,
                   INCLUDING CERTAIN WRAP FEE ACCOUNTS, AND BY INVESTORS WHO PURCHASE SHARES
                   THROUGH AN ACCOUNT ESTABLISHED WITH A SELLING AGENT THAT HAS AVAILABLE
                   PURCHASING CAPACITY BASED ON POLICIES ESTABLISHED BY THE FUND.

      Nations International Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC]         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               15.35%   21.04%   11.60%   52.65%    3.20%   -11.77%  -17.60%  50.78%   24.47%



               *Year-to-date return as of June 30, 2005: -3.56%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           26.78%
         WORST: 3RD QUARTER 2002:         -21.58%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                        1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES            24.47%    7.08%    14.29%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                23.26%    5.96%    12.89%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        16.70%    5.50%    11.93%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                     20.25%   -1.13%     5.01%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 27, 1995. THE RETURN FOR
       THE INDEX SHOWN IS FROM DECEMBER 31, 1995.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         Redemption fee (as a percentage of total redemption
           proceeds)(1)                                                 2.00%



         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)(3)



         Management fees(4)                                             0.95%



         Other expenses                                                 0.11%
                                                                         -----



         Total annual Fund operating expenses                           1.06%
                                                                         =====

      (1)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (4)The Fund pays an investment advisory fee of 0.73% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.85% for assets up to $500 million; 0.80% for assets in excess of $500 million and up to $1 billion; 0.75% for assets in excess of $1 billion and up to $1.5 billion; 0.70% for assets in excess of $1.5 billion and up to $3 billion; 0.68% for assets in excess of $3 billion and up to $6 billion; and 0.66% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $103     $322      $558      $1,236

NATIONS INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISERS

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE MASTER PORTFOLIO IS A "MULTI-MANAGER" FUND, WHICH MEANS THAT IT'S MANAGED BY MORE THAN ONE SUB-ADVISER. MARSICO CAPITAL AND CAUSEWAY CAPITAL MANAGEMENT LLC (CAUSEWAY) EACH MANAGES APPROXIMATELY ONE-HALF OF THE ASSETS OF THE MASTER PORTFOLIO. JAMES G. GENDELMAN OF MARSICO CAPITAL AND CAUSEWAY'S PORTFOLIO MANAGEMENT TEAM MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THEIR PORTIONS OF THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL ON PAGE 148, AND MR. GENDELMAN AND CAUSEWAY ON PAGES 149-150.

WHY INVEST IN AN INTERNATIONAL STOCK FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations International Equity Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio is a "multi-manager" fund. It has two different investment managers. Each is responsible for managing approximately one-half of the Master Portfolio's assets. The managers each have different, but complementary, investment styles:

  - Marsico Capital combines "top-down" allocation among sectors and regions around the world with a "bottom-up" analysis that focuses on investing in securities with earnings growth potential that may not be realized by other investors.

  - Causeway uses a "bottom-up" analysis and a disciplined value approach. Causeway seeks to invest in companies that it believes are currently undervalued by the market. Causeway makes investment decisions based on the following factors: low price-to-earnings ratios relative to the sector, high yields or share repurchases, low price-to-book value ratios and low price-to-cash flow ratios relative to the market; and financial strength.

The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

A manager may sell a security when its price reaches a target set by the manager, when the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations International Equity Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

EFFECTIVE JANUARY 15, 2002, MARSICO CAPITAL REPLACED GARTMORE GLOBAL PARTNERS (GARTMORE) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. MARSICO CAPITAL HAS A DIFFERENT INVESTMENT STYLE THAN GARTMORE.

EFFECTIVE MAY 11, 2004, CAUSEWAY REPLACED PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) AND INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC. (INVESCO) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. CAUSEWAY HAS A DIFFERENT INVESTMENT STYLE THAN PUTNAM AND INVESCO.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                8.45%    8.47%    1.27%   16.46%   39.49%   -15.13%  -20.66%  -14.53%  34.34%   17.98%



               *Year-to-date return as of June 30, 2005: -1.91%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           28.59%
         WORST: 3RD QUARTER 2002:         -19.49%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                1 YEAR    5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES    17.98%    -1.82%     5.85%      6.19%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        17.87%    -2.40%     4.60%      5.12%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                               11.68%    -1.82%     4.45%      4.88%



         MSCI EAFE INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                               20.25%    -1.13%     5.62%      6.50%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 2, 1991. THE RETURN FOR
       THE INDEX SHOWN IS FROM NOVEMBER 30, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         Redemption fee (as a percentage of total redemption
           proceeds)(1)                                                2.00%






         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)(3)



         Management fees(4)                                            0.86%



         Other expenses                                                0.16%
                                                                       ------



         Total annual Fund operating expenses                          1.02%
                                                                       ======

      (1)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (4)The Fund pays an investment advisory fee of 0.69% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR    3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $99      $309      $536      $1,190

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL ON PAGE 148 AND MR. GENDELMAN ON PAGE
 149.

WHAT IS AN INTERNATIONAL FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico International
                   Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has
                   the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes; e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico International Opportunities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - FUTURES RISK -- The Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Master Portfolio's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -14.51%  -7.49%   40.59%   17.01%



               *Year-to-date return as of June 30, 2005: -3.42%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           20.20%
         WORST: 3RD QUARTER 2001:         -18.18%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                      17.01%    4.58%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS      16.27%    4.38%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                    11.11%    3.82%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                     20.25%    0.62%

      *THE INCEPTION DATE OF CLASS Z SHARES IS AUGUST 1, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         Redemption fee (as a percentage of total redemption
           proceeds)(1)                                                 2.00%



         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)(3)



         Management fees(4)                                             1.02%



         Other expenses                                                 0.10%
                                                                         -----



         Total annual Fund operating expenses(5)                        1.12%
                                                                         =====

      (1)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (4)The Fund pays an investment advisory fee of 0.80% and an administration fee of 0.22%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.50% for Class Z shares until July 31, 2006. There is no guarantee that this limitation will continue after July 31, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $114     $356      $617      $1,363

NATIONS LARGECAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 143.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P 500 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P 500 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500 Index. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500 Index, subject to certain restrictions.

The Fund tries to achieve a correlation of at least 0.95 with the S&P 500 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 Index is affected by transaction costs and other expenses, changes in the composition of the S&P 500 Index, changes in the number of shares issued by the companies represented in the S&P 500 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LargeCap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P 500 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500 Index. The value of the Fund will rise and fall with the performance of the S&P 500 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               37.02%   22.63%   32.70%   28.39%   20.66%   -9.37%   -12.20%  -22.39%  28.28%   10.73%



               *Year-to-date return as of June 30, 2005: -0.86%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           21.13%
         WORST: 3RD QUARTER 2002:         -17.37%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                               1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES   10.73%   -2.58%     11.72%    10.73%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                    10.06%   -2.99%     10.85%     9.80%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               6.98%   -2.41%      9.96%     9.01%



         S&P 500 INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                              10.88%   -2.30%     12.07%    11.11%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 15, 1993. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases              N/A



         Maximum deferred sales charge (load)                          N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.20%



         Other expenses                                                 0.05%
                                                                         -----



         Total annual Fund operating expenses                           0.25%



         Fee waivers and/or reimbursements                             (0.11)%
                                                                         -----



         Total net expenses(3)                                          0.14%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $14       $69      $130       $307

NATIONS MIDCAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 143.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P MidCap 400 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P MidCap Index 400. The S&P MidCap
                   Index 400 is an unmanaged index of 400 domestic stocks chosen for their market size, liquidity and industry representation. The index is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P MidCap 400 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400 Index.

The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 Index may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400 Index, changes in the number of shares issued by the companies represented in the S&P MidCap 400 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the portfolio manager believes the stock is not liquid enough, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations MidCap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400 Index. The value of the Fund will rise and fall with the performance of the S&P MidCap 400 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -0.92%   -15.01%  35.17%   16.38%



               *Year-to-date return as of June 30, 2005: 3.89%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2001:           17.96%
         WORST: 3RD QUARTER 2001:         -16.69%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P MidCap 400 Index, an unmanaged index of 400 common stocks, weighted by market value. The S&P MidCap 400 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                      16.38%    6.97%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS      15.52%    5.75%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                    11.15%    5.41%



         S&P MIDCAP 400 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                     16.48%    7.33%

      *THE INCEPTION DATE OF CLASS Z SHARES IS MARCH 31, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases              N/A



         Maximum deferred sales charge (load)                          N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.20%



         Other expenses                                                 0.05%
                                                                         -----



         Total annual Fund operating expenses                           0.25%



         Fee waivers and/or reimbursements                             (0.11)%
                                                                         -----



         Total net expenses(3)                                          0.14%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $14       $69      $130       $307

NATIONS SMALLCAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 143.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P SmallCap 600 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P SmallCap 600 Index. The S&P SmallCap
                   600 Index is an unmanaged market capitalization index consisting of 600 common stocks with market capitalizations ranging from $500 million to $3 billion that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P SmallCap 600 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600 Index.

The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 Index is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600 Index, changes in the number of shares issued by the companies represented in the S&P SmallCap 600 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations SmallCap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600 Index. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO MAY 12, 2000, THE FUND HAD A DIFFERENT INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               27.97%   -1.65%    5.47%    9.47%    6.06%   -15.18%  38.35%   22.33%



               *Year-to-date return as of June 30, 2005: 1.69%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2001:           20.60%
         WORST: 3RD QUARTER 1998:         -20.83%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                        1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES            22.33%   10.76%    10.57%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                21.13%   10.28%    10.02%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        15.27%    9.16%     9.05%



         S&P SMALLCAP 600 INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)      22.65%   11.60%    11.86%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 15, 1996. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.20%



         Other expenses                                                 0.06%
                                                                         -----



         Total annual Fund operating expenses                           0.26%



         Fee waivers and/or reimbursements                             (0.05)%
                                                                         -----



         Total net expenses(3)                                          0.21%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $22       $79      $141       $326

NATIONS LARGECAP ENHANCED CORE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 143.

WHAT IS AN ENHANCED CORE FUND?

AN ENHANCED CORE FUND IS DESIGNED TO DELIVER THE INDUSTRY AND RISK CHARACTERISTICS OF ITS BENCHMARK WITH THE BENEFITS OF RELATIVELY LOW COSTS AND ACTIVE INVESTMENT MANAGEMENT.

WITH AN ENHANCED CORE FUND, THE TEAM MAY TAKE ADVANTAGE OF INDIVIDUAL ASSET SELECTION FROM A VARIETY OF INSTRUMENTS THAT ARE EXPECTED TO GENERATE RETURNS IN EXCESS OF THE S&P 500 INDEX.

THERE IS NO ASSURANCE THAT ACTIVE MANAGEMENT WILL RESULT IN A HIGHER RETURN THAN THE INDEX.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the S&P 500 Index.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio consisting of common stocks that are included in the S&P 500 Index, convertible securities that are convertible into stocks included in that index, and other derivatives whose economic returns are, by design, closely equivalent to the returns of the S&P 500 Index or its components. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The portfolio manager tries to maintain a portfolio that matches the risk characteristics of the S&P 500 Index. The portfolio manager will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 Index and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index, and may hold securities that are not in the index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Fund, the portfolio manager uses quantitative analysis to evaluate the attractiveness of each potential investment. The portfolio manager may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the S&P 500 Index and/or reducing portfolio volatility relative to the S&P 500 Index.

In addition, the portfolio manager believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.

The portfolio manager tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

The portfolio manager may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.

The portfolio manager may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the portfolio manager:

  - may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The portfolio manager will only use this strategy when it is believed to be in the best interest of the Fund to do so and may sell other shares when appropriate

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC]         Nations LargeCap Enhanced Core Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio manager chooses stocks that it believes have the potential for higher total returns than the S&P 500. There is a risk that the returns of these investments will not exceed those of the S&P 500, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC]         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Primary A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               33.46%   26.64%   17.70%   -10.86%  -9.33%   -21.59%  29.66%   10.54%



               *Year-to-date return as of June 30, 2005: 0.41%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           20.98%
         WORST: 3RD QUARTER 2002:         -17.65%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES             10.54%   -1.90%     9.30%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  8.18%   -3.63%     7.85%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          7.27%   -2.26%     7.55%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%     9.57%

      *THE INCEPTION DATE OF CLASS Z SHARES IS JULY 31, 1996. THE RETURN FOR THE
       INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases              N/A



         Maximum deferred sales charge (load)                          N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.52%



         Other expenses                                                 0.13%
                                                                         -----



         Total annual Fund operating expenses                           0.65%



         Fee waivers and/or reimbursements                             (0.15)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.35% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.35% for assets up to $500 million; 0.30% for assets in excess of $500 million and up to $1 billion; 0.25% for assets in excess of $1 billion and up to $1.5 billion; 0.20% for assets in excess of $1.5 billion and up to $3 billion; 0.18% for assets in excess of $3 billion and up to $6 billion; and 0.16% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      - you reinvest all dividends and distributions in the Fund

      - your investment has a 5% return each year

      - the Fund's operating expenses remain the same as shown in the table above

      - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $193      $347       $796

NATIONS SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. LEONARD APLET AND RICHARD CUTTS OF THE ADVISER ARE THE PORTFOLIO MANAGERS THAT MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS ON PAGE 143.

WHAT ARE CORPORATE FIXED-INCOME SECURITIES?

THIS FUND FOCUSES ON FIXED INCOME SECURITIES ISSUED BY CORPORATIONS. CORPORATE FIXED INCOME SECURITIES HAVE THE POTENTIAL TO PAY HIGHER INCOME THAN U.S. TREASURY SECURITIES WITH SIMILAR MATURITIES.

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income consistent with minimal fluctuations of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing securities. Effective September 23, 2005, under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The
                   Fund normally invests at least 65% of its total assets in investment grade fixed income securities. A portfolio manager may choose unrated securities if the portfolio manager believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - U.S. government obligations

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be three years or less, and its duration will be three years or less.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; asset-backed securities and corporate securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Short-Term Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC]         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              11.27%    4.89%    6.03%    6.30%    3.22%    7.17%    8.62%    5.31%    2.12%    1.39%



              *Year-to-date return as of June 30, 2005: 1.08%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:           3.49%
         WORST: 2ND QUARTER 2004:         -1.15%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     1.39%     4.88%     5.59%      5.09%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         0.52%     3.29%     3.58%      3.06%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.91%     3.19%     3.52%      3.07%



         MERRILL LYNCH 1-3 TREASURY INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    0.91%     4.93%     5.71%      5.15%

      *THE INCEPTION DATE OF CLASS Z SHARES IS SEPTEMBER 30, 1992. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.44%



         Other expenses                                                 0.06%
                                                                         -----



         Total annual Fund operating expenses                           0.50%



         Fee waivers                                                   (0.02)%
                                                                         -----



         Total net expenses(3)                                          0.48%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.30% and an administration fee of 0.14%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2006. The figure shown here is after waivers. There is no guarantee that this waiver will continue after July 31, 2006.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $49      $158      $278       $626

NATIONS INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. BRIAN DRAINVILLE OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 143.

INTERMEDIATE-TERM SECURITIES

THE PORTFOLIO MANAGER FOCUSES ON FIXED INCOME SECURITIES WITH INTERMEDIATE TERMS. WHILE THESE SECURITIES GENERALLY WON'T EARN AS MUCH INCOME AS SECURITIES WITH LONGER TERMS, THEY TEND TO BE LESS SENSITIVE TO CHANGES IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to obtain interest income and capital appreciation.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Intermediate Bond Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in bonds. The Master Portfolio normally invests at least 65% of its assets in intermediate and longer-term fixed income securities that are rated investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
(CMOs), that are backed by the U.S. government, its agencies or instrumentalities, or corporations.

The Master Portfolio can invest up to 10% of its assets in high yield debt securities.

The Master Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Master Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Master Portfolio may invest in private placements to seek to enhance its yield.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio manager may change the allocations when market conditions change

  - selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Intermediate Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses for the Master Portfolio will not rise as high as the portfolio manager expects, or will fall.

      - MORTGAGE-RELATED SECURITIES -- The value of the Master Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. The Master Portfolio may invest in some securities that are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               8.18%    8.41%(**)  8.65%  3.29%    2.44%



              *Year-to-date return as of June 30, 2005: 1.40%
              **The return disclosed has been revised from the 8.48% return disclosed in prior years'
              prospectuses.

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2002:           4.36%
         WORST: 2ND QUARTER 2004:         -2.67%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Intermediate Government/Credit Index (formerly called the Lehman Intermediate Government Credit Index), an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES               2.44%     6.16%     5.54%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                   1.12%     4.24%     3.56%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES           1.70%     4.11%     3.53%



         LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT
           INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                          3.04%     7.21%     6.63%

      *THE INCEPTION DATE OF CLASS Z SHARES IS MAY 21, 1999. THE RETURN FOR THE
       INDEX SHOWN IS FROM MAY 31, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.54%



         Other expenses                                                 0.07%
                                                                         -----



         Total annual Fund operating expenses(4)                        0.61%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses included in the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.39% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.81% for Class Z shares until July 31, 2006. There is no guarantee that this waiver or the limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed under the limitation for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $62      $195      $340       $762

NATIONS BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. LEONARD APLET, KEVIN CRONK, BRIAN DRAINVILLE, THOMAS LAPOINTE, LAURA OSTRANDER AND MARIE SCHOFIELD OF THE ADVISER ARE THE PORTFOLIO MANAGERS THAT MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS ON PAGE 143.

MORE INVESTMENT OPPORTUNITIES

THIS FUND CAN INVEST IN A WIDE RANGE OF FIXED INCOME SECURITIES. THIS ALLOWS THE PORTFOLIO MANAGER TO FOCUS ON SECURITIES THAT OFFER THE POTENTIAL FOR HIGHER RETURNS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks total return by investing in investment grade fixed income securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund normally invests at least 65% of its assets in investment grade fixed income securities. A portfolio manager may choose unrated securities if the portfolio manager believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - U.S. government obligations

  - foreign debt securities denominated in U.S. dollars

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - municipal securities

The Fund may invest up to 10% of its total assets in high yield debt securities. The Fund also may invest up to 10% of its total assets in non-US dollar denominated foreign debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INVESTMENT IN ANOTHER NATIONS FUND -- The Fund may invest in Nations Convertible Securities Fund. The Adviser and its affiliates are entitled to receive fees from Nations Convertible Securities Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Nations Bond Fund for services provided directly. Accordingly, shareholders may pay additional fees, unless such fees are waived, because of the Fund's investment in another Fund. The Adviser and its affiliates may waive fees which they are entitled to receive from Nations Convertible Securities Fund, or also Nations Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              17.28%    2.12%    8.48%    7.16%   -1.24%   10.10%    7.87%    7.47%    4.90%    4.77%



              *Year-to-date return as of June 30, 2005: 2.20%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:           5.95%
         WORST: 1ST QUARTER 1996:         -2.46%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period of the Lehman Brothers U.S. Aggregate Index, an unmanaged index made up of other Lehman Brothers indices. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     4.77%     7.00%     6.79%      6.27%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         3.00%     4.83%     4.41%      3.82%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.13%     4.66%     4.34%      3.82%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    4.34%     7.71%     7.72%      7.00%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 30, 1992. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.49%



         Other expenses                                                 0.05%
                                                                         -----



         Total annual Fund operating expenses(3)                        0.54%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.34% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.60% for Class Z shares until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $55      $173      $302       $677

NATIONS HIGH YIELD BOND FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MACKAY SHIELDS LLC (MACKAY SHIELDS) IS ITS SUB-ADVISER. MACKAY SHIELDS' HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MACKAY SHIELDS AND ITS HIGH YIELD PORTFOLIO MANAGEMENT TEAM ON PAGE 151.

HIGH YIELD DEBT SECURITIES

THIS FUND INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations High Yield Bond Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "BB" or "B" by Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed to a specific duration. Its duration will generally track the CSFB High Yield Index.

The Master Portfolio invests primarily in:

  - Domestic corporate high yield debt securities, including private placements

  - U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  - Zero-coupon bonds

  - U.S. government obligations

  - Equity securities (up to 20% of its assets), which may include convertible securities

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

When selecting investments for the portfolio, the team:

  - focuses on individual security selection ("bottom-up" analysis)

  - uses fundamental credit analysis

  - emphasizes current income while attempting to minimize risk to principal

  - seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  - tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above a target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations High Yield Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - CREDIT RISK -- The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - LIQUIDITY RISK -- There is a risk that a security held by the Master Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      - FOREIGN INVESTMENT RISK -- Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS THE DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               8.75%    2.16%   31.41%   12.00%



              *Year-to-date return as of June 30, 2005: -0.86%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:          10.46%
         WORST: 3RD QUARTER 2002:         -5.80%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the CSFB High Yield Index, an unmanaged index that mirrors the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                     12.00%   10.30%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS      7.89%    6.24%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                8.30%    6.26%



         CSFB HIGH YIELD INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                              11.95%    8.40%

      *THE INCEPTION DATE OF CLASS Z SHARES IS FEBRUARY 14, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM JANUARY 31, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.76%



         Other expenses                                                 0.12%
                                                                         -----



         Total annual Fund operating expenses(4)                        0.88%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.53% and an administration fee of 0.23%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.55% for assets up to $500 million; 0.52% for assets in excess of $500 million and up to $1 billion; 0.49% for assets in excess of $1 billion and up to $1.5 billion; and 0.46% for assets in excess of $1.5 billion.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.93% for Class Z shares until July 31, 2006. There is no guarantee that this limitation will continue after July 31, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.
--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $85      $265      $460      $1,025

NATIONS SHORT-TERM MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. JOHN TRENTACOSTE OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 143.

LOWEST RISK, LOWEST INCOME POTENTIAL

THIS FUND HAS THE LOWEST RISK OF THE NATIONS FUNDS MUNICIPAL BOND FUNDS.

THE FUND'S VALUE TENDS TO CHANGE LESS WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN LESS INCOME THAN THE TWO NATIONS FUNDS MUNICIPAL BOND FUNDS WITH LONGER DURATIONS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be less than three years.

When selecting individual investments, the portfolio manager looks at a security's potential to generate both income and price appreciation. The portfolio manager:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Short-Term Municipal Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               8.26%    4.18%    4.73%    4.74%    2.43%    5.74%    5.27%    4.81%    2.37%    1.30%



              *Year-to-date return as of June 30, 2005: 0.59%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           2.90%
         WORST: 2ND QUARTER 2004:         -0.99%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years and an equal blend of the Lehman Brothers 1-Year Municipal Bond Index, with maturities greater than one year and less than two years, and the Lehman Brothers 3-Year Municipal Bond Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     1.30%     3.88%     4.37%      4.02%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         1.30%     3.88%     4.37%      4.02%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                1.64%     3.78%     4.29%      3.98%



         LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              1.78%     4.78%     4.97%      4.58%



         BLENDED LEHMAN BROTHERS 1-YEAR
           MUNICIPAL BOND AND LEHMAN BROTHERS
           3-YEAR MUNICIPAL BOND INDICES
           (REFLECT NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    1.43%     4.17%     4.53%        N/A

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 7, 1993. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM SEPTEMBER 30, 1993.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.42%



         Other expenses                                                 0.06%
                                                                         -----



         Total annual Fund operating expenses                           0.48%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                         -----



         Total net expenses(3)                                          0.40%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.27% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.30% for assets up to $500 million; and 0.25% for assets in excess of $500 million.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $41      $146      $261       $596

NATIONS MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 143.

HIGHEST RISK, HIGHEST INCOME POTENTIAL

THIS FUND HAS THE RELATIVELY HIGHEST RISK OF THE NATIONS FUNDS MUNICIPAL BOND FUNDS.

THE FUND'S VALUE TENDS TO CHANGE MORE WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN MORE INCOME THAN THE TWO NATIONS FUNDS MUNICIPAL BOND FUNDS WITH SHORTER DURATIONS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years.

When selecting individual investments, the portfolio manager looks at a security's potential to generate both income and price appreciation. The portfolio manager:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               19.51%    4.71%    9.56%    6.00%   -4.09%   10.03%    3.90%    6.91%    5.07%    3.62%



               *Year-to-date return as of June 30, 2005: 2.75%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           8.01%
         WORST: 2ND QUARTER 2004:         -2.01%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with at least one year to maturity. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     3.62%     5.88%     6.37%      6.30%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         3.62%     5.88%     6.35%      6.22%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.96%     5.77%     6.25%      6.17%



         LEHMAN BROTHERS MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    4.48%     7.20%     7.06%      6.92%

      *THE INCEPTION DATE OF CLASS Z SHARES IS FEBRUARY 1, 1991. THE RETURN FOR
       THE INDEX SHOWN IS FROM JANUARY 31, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.54%



         Other expenses                                                 0.08%
                                                                         -----



         Total annual Fund operating expenses                           0.62%



         Fee waivers and/or reimbursements                             (0.02)%
                                                                         -----



         Total net expenses(3)                                          0.60%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.14%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.41% for assets up to $500 million; 0.36% for assets in excess of $500 million and up to $1 billion; 0.33% for assets in excess of $1 billion and up to $1.5 billion; 0.30% for assets in excess of $1.5 billion and up to $3 billion; 0.29% for assets in excess of $3 billion and up to $6 billion; and 0.28% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $61      $197      $344       $772

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
6. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities in available in the Funds' SAI and on the Nations Funds' website. A complete list of each Stock, International/Global Stock and Index Fund's portfolio holdings for each calendar month will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 30 calendar days following each month-end and will remain posted on the website for three months. In addition, a complete list of each Government & Corporate and Municipal Bond Fund's portfolio holdings for each calendar quarter will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 60 calendar days following each quarter-end and will remain posted on the website until the Fund files it next Form N-CSR or Form N-Q. Lastly, a complete list of Nations Asset Allocation Fund's portfolio holdings for each calendar quarter will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 30 calendar days following each quarter-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the

        Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for the Funds in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which asset management team or portfolio managers are responsible for making the day-to-day investment decisions for each Fund for which the Adviser has not engaged an investment sub-adviser. In addition, the table tells you the individual members that make up the teams. The professional biographies of the portfolio managers and team members follow the table. The SAI provides additional information about the compensation of the portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Portfolios.

FUND                   TEAM/PORTFOLIO MANAGERS         TEAM MEMBERS
NATIONS CONVERTIBLE    INCOME STRATEGIES TEAM          RICHARD DAHLBERG,
  SECURITIES FUND                                      EDWARD PAIK, YANFANG
                                                       (EMMA) YAN

NATIONS ASSET          VIKRAM KURIYAN (EQUITY          NOT TEAM MANAGED
  ALLOCATION FUND      PORTION) LEONARD APLET,
                       RICHARD CUTTS (FIXED INCOME,
                       MONEY MARKET PORTIONS)

NATIONS VALUE FUND     VALUE STRATEGIES TEAM           LORI ENSINGER, DAVID
                                                       HOFFMAN, NOAH
                                                       PETRUCCI, DIANE SOBIN

NATIONS MIDCAP VALUE   VALUE STRATEGIES TEAM           LORI ENSINGER, DAVID
  FUND                                                 HOFFMAN, NOAH
                                                       PETRUCCI, DIANE SOBIN

NATIONS STRATEGIC      CORE STRATEGIES TEAM            BRIAN CONDON, CRAIG
  GROWTH FUND(1)                                       LEOPOLD, GEORGE
                                                       MARIS, ROBERT
                                                       MCCONNAUGHEY, COLIN
                                                       MOORE, PETER SANTORO,
                                                       SEAN WILSON

NATIONS SMALLCAP       VALUE STRATEGIES TEAM           JARL GINSBERG,
  VALUE FUND(1)                                        CHRISTIAN STADLINGER

NATIONS SMALL COMPANY  SMALLCAP GROWTH STRATEGIES      DANIEL COLE, CHRIS
  FUND(1)              TEAM                            PINENO

NATIONS LARGECAP       VIKRAM KURIYAN                  NOT TEAM MANAGED
  INDEX FUND

NATIONS MIDCAP INDEX   VIKRAM KURIYAN                  NOT TEAM MANAGED
  FUND

NATIONS SMALLCAP       VIKRAM KURIYAN                  NOT TEAM MANAGED
  INDEX FUND

FUND                   TEAM/PORTFOLIO MANAGERS         TEAM MEMBERS

NATIONS LARGECAP       VIKRAM KURIYAN                  NOT TEAM MANAGED
  ENHANCED CORE FUND

NATIONS SHORT-TERM     LEONARD APLET, RICHARD CUTTS    NOT TEAM MANAGED
  INCOME FUND

NATIONS INTERMEDIATE   BRIAN DRAINVILLE                NOT TEAM MANAGED
  BOND FUND(1)

NATIONS BOND FUND      LEONARD APLET, KEVIN CRONK,     NOT TEAM MANAGED
                       BRIAN DRAINVILLE, THOMAS
                       LAPOINTE, LAURA OSTRANDER,
                       MARIE SCHOFIELD

NATIONS SHORT-TERM     JOHN TRENTACOSTE                NOT TEAM MANAGED
  MUNICIPAL INCOME
  FUND

NATIONS MUNICIPAL      CHRIS ECKSTROM                  NOT TEAM MANAGED
  INCOME FUND


(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN NATIONS STRATEGIC GROWTH MASTER PORTFOLIO, NATIONS SMALL COMPANY MASTER PORTFOLIO, NATIONS SMALLCAP VALUE MASTER PORTFOLIO AND NATIONS INTERMEDIATE BOND MASTER PORTFOLIO, RESPECTIVELY. THE ADVISER IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  LEONARD APLET        NATIONS ASSET ALLOCATION     COLUMBIA MANAGEMENT --
                       FUND SINCE OCTOBER 2004      PORTFOLIO MANAGER SINCE 1987
                       NATIONS SHORT-TERM INCOME
                       FUND SINCE OCTOBER 2004
                       NATIONS BOND FUND SINCE
                       OCTOBER 2004



  DANIEL COLE          NATIONS SMALL COMPANY FUND   COLUMBIA MANAGEMENT --
                       SINCE SEPTEMBER 2001         PORTFOLIO MANAGER SINCE 2001
                                                    NEUBERGER BERMAN --
                                                    PORTFOLIO MANAGER FROM
                                                    1999-2001



  BRIAN CONDON         NATIONS STRATEGIC GROWTH     COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1999



  KEVIN CRONK          NATIONS BOND FUND SINCE      COLUMBIA MANAGEMENT --
                       NOVEMBER 2004                PORTFOLIO MANAGER SINCE 1999



  RICHARD CUTTS        NATIONS ASSET ALLOCATION     COLUMBIA MANAGEMENT --
                       FUND SINCE FEBRUARY 2005     PORTFOLIO MANAGER SINCE 1994
                       NATIONS SHORT-TERM INCOME
                       FUND SINCE NOVEMBER 2004



  RICHARD DAHLBERG     NATIONS CONVERTIBLE          COLUMBIA MANAGEMENT --
                       SECURITIES FUND SINCE 2004   PORTFOLIO MANAGER SINCE 2003
                                                    GRANTHAM, MAYO & VAN
                                                    OTTERLOO -- PORTFOLIO
                                                    MANAGER FROM 2001-2002
                                                    PIONEER INVESTMENT
                                                    MANAGEMENT -- HEAD OF VALUE
                                                    STRATEGIES FROM 1998-2001



  BRIAN DRAINVILLE     NATIONS INTERMEDIATE BOND    COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1996
                       NATIONS BOND FUND SINCE
                       MARCH 2005



  CHRIS ECKSTROM       NATIONS MUNICIPAL INCOME     COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1998




                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  LORI ENSINGER        NATIONS VALUE FUND SINCE     COLUMBIA MANAGEMENT --
                       2001                         PORTFOLIO MANAGER SINCE 2001
                                                    ZURICH SCUDDER
                       NATIONS MIDCAP VALUE FUND    INVESTMENTS -- DIRECTED
                       SINCE JUNE 2001              INVESTMENT STRATEGY FOR ALL
                                                    INSTITUTIONAL ASSETS FROM
                                                    1999-2001



  JARL GINSBERG        NATIONS SMALLCAP VALUE FUND  COLUMBIA MANAGEMENT --
                       SINCE 2003                   PORTFOLIO MANAGER SINCE 2003
                                                    PILGRIM, BAXTER, &
                                                    ASSOCIATES -- RESEARCH
                                                    ANALYST FROM 2002-2003
                                                    BLACKROCK INC. -- CO-MANAGER
                                                    AND ANALYST FROM 1998-2002



  DAVID HOFFMAN        NATIONS VALUE FUND SINCE     COLUMBIA MANAGEMENT --
                       JUNE 2004                    PORTFOLIO MANAGER SINCE 2001
                                                    ZURICH SCUDDER
                       NATIONS MIDCAP VALUE FUND    INVESTMENTS -- VICE
                       SINCE 2004                   PRESIDENT SINCE 1999-2001



  VIKRAM KURIYAN       NATIONS ASSET ALLOCATION     COLUMBIA MANAGEMENT --
                       FUND SINCE FEBRUARY 2005     PORTFOLIO MANAGER SINCE 2000
                       NATIONS LARGE CAP INDEX
                       FUND SINCE JANUARY 2000
                       NATIONS MIDCAP INDEX FUND
                       SINCE JANUARY 2000
                       NATIONS SMALLCAP INDEX FUND
                       SINCE JANUARY 2000
                       NATIONS LARGECAP ENHANCED
                       CORE FUND SINCE FEBRUARY
                       2005



  THOMAS LAPOINTE      NATIONS BOND FUND SINCE      COLUMBIA MANAGEMENT --
                       MARCH 2005                   PORTFOLIO MANAGER SINCE 1999



  CRAIG LEOPOLD        NATIONS STRATEGIC GROWTH     COLUMBIA MANAGEMENT --
                       FUND SINCE JUNE 2005         PORTFOLIO MANAGER SINCE 2003
                                                    ROCKEFELLER & COMPANY --
                                                    PORTFOLIO MANAGER
                                                    FROM 2000-2003



  GEORGE MARIS         NATIONS STRATEGIC GROWTH     COLUMBIA MANAGEMENT --
                       FUND SINCE JUNE 2005         PORTFOLIO MANAGER SINCE 2004
                                                    PUTMAN INVESTMENTS --
                                                    PORTFOLIO MANAGER
                                                    FROM 2000-2004



  ROBERT MCCONNAUGHEY  NATIONS STRATEGIC GROWTH     COLUMBIA MANAGEMENT --
                       FUND SINCE JUNE 2005         PORTFOLIO MANAGER SINCE 2002
                                                    CITIGROUP ASSET MANAGEMENT --
                                                    ASSOCIATE DIRECTOR OF
                                                    RESEARCH FROM 2000-2002



  COLIN MOORE          NATIONS STRATEGIC GROWTH     COLUMBIA MANAGEMENT --
                       FUND SINCE JULY 2004         PORTFOLIO MANAGER SINCE 2002
                                                    PUTNAM INVESTMENTS --
                                                    PORTFOLIO MANAGER FROM
                                                    2000-2001



  LAURA OSTRANDER      NATIONS BOND FUND SINCE      COLUMBIA MANAGEMENT --
                       NOVEMBER 2004                PORTFOLIO MANAGER SINCE 1996




                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  EDWARD PAIK          NATIONS CONVERTIBLE          COLUMBIA MANAGEMENT --
                       SECURITIES FUND SINCE 2001   PORTFOLIO MANAGER SINCE 2000



  NOAH PETRUCCI        NATIONS VALUE FUND SINCE     COLUMBIA MANAGEMENT --
                       FEBRUARY 2002                PORTFOLIO MANAGER SINCE 2002
                                                    ZURICH SCUDDER
                       NATIONS MIDCAP VALUE FUND    INVESTMENTS -- ASSOCIATE
                       SINCE FEBRUARY 2002          PRODUCT SPECIALIST/PORTFOLIO
                                                    MANAGER FROM 2000-2001



  CHRIS PINENO         NATIONS SMALL COMPANY FUND   COLUMBIA MANAGEMENT --
                       SINCE JANUARY 1997           PORTFOLIO MANAGER SINCE 1998



  PETER SANTORO        NATIONS STRATEGIC GROWTH     COLUMBIA MANAGEMENT --
                       FUND SINCE JUNE 2005         PORTFOLIO MANAGER SINCE 2003
                                                    ROCKEFELLER & COMPANY --
                                                    PORTFOLIO MANAGER
                                                    FROM 2000-2003



  DIANE SOBIN          NATIONS VALUE FUND SINCE     COLUMBIA MANAGEMENT --
                       AUGUST 2001                  PORTFOLIO MANAGER SINCE 2001
                                                    ZURICH SCUDDER
                       NATIONS MIDCAP VALUE FUND    INVESTMENTS -- SENIOR
                       SINCE NOVEMBER 2001          PORTFOLIO MANAGER FROM
                                                    1999-2001



  MARIE SCHOFIELD      NATIONS BOND FUND SINCE      COLUMBIA MANAGEMENT --
                       NOVEMBER 2004                PORTFOLIO MANAGER SINCE 1990



  CHRISTIAN            NATIONS SMALLCAP VALUE FUND  COLUMBIA MANAGEMENT --
  STADLINGER           SINCE 2002                   PORTFOLIO MANAGER SINCE 2002
                                                    BLACKROCK INC. -- PORTFOLIO
                                                    MANAGER FROM 1996-2002



  JOHN TRENTACOSTE     NATIONS SHORT-TERM           COLUMBIA MANAGEMENT --
                       MUNICIPAL INCOME FUND SINCE  PORTFOLIO MANAGER SINCE 2000
                       NOVEMBER 2004



  SEAN WILSON          NATIONS STRATEGIC GROWTH     COLUMBIA MANAGEMENT --
                       FUND SINCE JULY 2004         PORTFOLIO MANAGER SINCE 2003
                                                    ROCKEFELLER & COMPANY --
                                                    PORTFOLIO MANAGER FROM
                                                    1995-2003



  YANFANG (EMMA) YAN   NATIONS CONVERTIBLE          COLUMBIA MANAGEMENT --
                       SECURITIES FUND SINCE 2001   PORTFOLIO MANAGER SINCE 2001
                                                    PUTNAM INVESTMENTS -- VICE
                                                    PRESIDENT FROM 1999-2001

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser uses part of this money to pay investment sub-advisers for the services they provide to certain Funds.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CONVERTIBLE SECURITIES FUND                         0.65%        0.63%



  NATIONS ASSET ALLOCATION FUND                               0.60%        0.53%



  NATIONS VALUE FUND                                         0.60%(2)      0.61%



  NATIONS MIDCAP VALUE FUND                                   0.65%        0.65%



  NATIONS STRATEGIC GROWTH FUND(1)                           0.60%(2)      0.62%



  NATIONS MARSICO GROWTH FUND(1)                              0.75%        0.72%



  NATIONS MARSICO FOCUSED EQUITIES FUND(1)                    0.75%        0.72%



  NATIONS MARSICO MIDCAP GROWTH FUND                          0.65%        0.65%



  NATIONS MARSICO 21ST CENTURY FUND(1)                        0.75%        0.75%



  NATIONS SMALLCAP VALUE FUND(1)                             0.70%(2)      0.83%



  NATIONS SMALL COMPANY FUND(1)                              0.70%(2)      0.84%



  NATIONS GLOBAL VALUE FUND                                   0.90%        0.90%



  NATIONS INTERNATIONAL VALUE FUND(1)                         0.85%        0.84%



  NATIONS INTERNATIONAL EQUITY FUND(1)                       0.70%(2)      0.76%



  NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND(1)         0.80%        0.80%



  NATIONS LARGECAP INDEX FUND                                 0.10%        0.10%



  NATIONS MIDCAP INDEX FUND                                   0.10%        0.10%



  NATIONS SMALLCAP INDEX FUND                                0.10%(2)      0.13%



  NATIONS LARGECAP ENHANCED CORE FUND                        0.35%(2)      0.38%



  NATIONS SHORT-TERM INCOME FUND                              0.30%        0.23%



  NATIONS INTERMEDIATE BOND FUND(1)                           0.40%        0.40%



  NATIONS BOND FUND                                           0.40%        0.38%



  NATIONS HIGH YIELD BOND FUND(1)                             0.55%        0.55%



  NATIONS SHORT-TERM MUNICIPAL INCOME FUND                    0.30%        0.29%



  NATIONS MUNICIPAL INCOME FUND                              0.41%(2)      0.46%




(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN NATIONS STRATEGIC GROWTH MASTER PORTFOLIO, NATIONS MARSICO GROWTH MASTER PORTFOLIO, NATIONS MARSICO FOCUSED EQUITIES MASTER PORTFOLIO, NATIONS MARSICO 21ST CENTURY MASTER PORTFOLIO, NATIONS SMALLCAP VALUE MASTER PORTFOLIO, NATIONS SMALL COMPANY MASTER PORTFOLIO, NATIONS INTERNATIONAL VALUE MASTER PORTFOLIO, NATIONS INTERNATIONAL EQUITY MASTER PORTFOLIO, NATIONS MARSICO INTERNATIONAL OPPORTUNITIES MASTER PORTFOLIO, NATIONS INTERMEDIATE BOND MASTER PORTFOLIO AND NATIONS HIGH YIELD BOND MASTER PORTFOLIO, RESPECTIVELY. THE ADVISER IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

(2)THIS FEE IS THE CURRENT MAXIMUM CONTRACT LEVEL, WHICH HAS BEEN REDUCED FROM THE CONTRACT LEVEL THAT WAS IN EFFECT DURING A PORTION OF THE LAST FISCAL YEAR.

INVESTMENT SUB-ADVISERS

Nations Funds and the Adviser engage one or more investment sub-advisers for certain Funds to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Nations Funds and the Adviser have engaged the following sub-advisers to provide day-to-day portfolio management for certain Funds. These sub-advisers function under the supervision of the Adviser and the Board of Nations Funds.

Information about the sub-advisers and the portfolio managers and/or team members of the sub-advisers that are responsible or the day-to-day investment decisions for the Funds is provided below. The SAI provides additional information about the compensation of these portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Funds.

--------------------------------------------------------------------------------

MARSICO CAPITAL
MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America in January 2001. Marsico Capital provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

Marsico Capital is the investment sub-adviser to:

  - Nations Marsico Growth Master Portfolio

  - Nations Marsico Focused Equities Master Portfolio

  - Nations Marsico 21st Century Master Portfolio

  - Nations Marsico MidCap Growth Fund

  - Nations Marsico International Opportunities Master Portfolio

Marsico Capital is a co-investment sub-adviser to:

  - Nations International Equity Master Portfolio

THOMAS F. MARSICO, is the Chief Investment Officer of Marsico Capital, and manages the investment program of Nations Marsico Focused Equities Master Portfolio and Nations Marsico Growth Master Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital in 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

CORYDON J. GILCHRIST, CFA, is the portfolio manager of Nations Marsico 21st Century Master Portfolio and Nations Marsico MidCap Growth Fund. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he was on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.

JAMES G. GENDELMAN, is the portfolio manager of Nations Marsico International Opportunities Master Portfolio and Marsico Capital's portion of Nations International Equity Master Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

BRANDES INVESTMENT
PARTNERS, L.P.

11988 EL CAMINO REAL
SUITE 500
SAN DIEGO, CALIFORNIA 92130

--------------------------------------------------------------------------------


BRANDES INVESTMENT PARTNERS, L.P.

Founded in 1974, Brandes is an investment advisory firm with 74 investment professionals. As of June 30, 2004, Brandes managed more than $85 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations Global Value Fund and Nations International Value Master Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund and the Master Portfolio.

                               LENGTH OF SERVICE       BUSINESS EXPERIENCE DURING THE PAST
      NAME AND TITLE             WITH THE FUND      FIVE YEARS (ALL POSITIONS ARE AT BRANDES)
  -----------------------    ---------------------  ------------------------------------------
  GLENN CARLSON              SINCE THE PORTFOLIO'S  CEO, 2004-PRESENT
  CHIEF EXECUTIVE OFFICER    INCEPTION
                                                    CO-CEO, 2002-2004
                                                    MANAGING PARTNER, 1996-2002



  BRENT WOODS                SINCE THE PORTFOLIO'S  MANAGING DIRECTOR - INVESTMENTS, 2002-
  MANAGING DIRECTOR -        INCEPTION              PRESENT
  INVESTMENTS
                                                    MANAGING PARTNER, 1998-2002



  WILLIAM PICKERING          SINCE THE PORTFOLIO'S  DIRECTOR - INVESTMENTS, 1998-PRESENT
  DIRECTOR - INVESTMENTS     INCEPTION



  AMELIA MORRIS              SINCE THE PORTFOLIO'S  SENIOR ANALYST, 1998-PRESENT
  SENIOR ANALYST             INCEPTION



  KEITH COLESTOCK            SINCE THE PORTFOLIO'S  SENIOR RESEARCH ANALYST, 2001-PRESENT
  SENIOR RESEARCH ANALYST    INCEPTION
                                                    PORTFOLIO MANAGER, 1996-2001

--------------------------------------------------------------------------------

CAUSEWAY CAPITAL
MANAGEMENT LLC

1111 SANTA MONICA BOULEVARD
SUITE 1550
LOS ANGELES, CALIFORNIA 90025

--------------------------------------------------------------------------------


CAUSEWAY CAPITAL MANAGEMENT LLC

Founded in June 2001, Causeway is a registered investment adviser and is majority-owned by its employees. As of June 30, 2004, Causeway had $8 billion in assets under management.

Causeway is one of the two investment sub-advisers to Nations International Equity Master Portfolio. Causeway's portfolio management team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio. James Doyle, Jonathan Eng, Harry Hartford and Sarah Ketterer are the members of the team. Information about certain team members follows.


JAMES DOYLE, James Doyle is a Director of Causeway Capital Management and serves as a portfolio manager responsible for the co-management of the portion of Nations International Equity Fund, managed by Causeway Capital Management. He is responsible for investment research in global technology and autos/parts. Mr. Doyle has been with Causeway Management since 2001. Prior to joining the firm, Mr. Doyle worked for the Hotchkis and Wiley division of Merrill Lynch Investment Managers (MLIM) from 1997 to 2001. While employed at MLIM, he was a Vice President and head of investment research for the HW International and Global Value team. Mr. Doyle has been in the investment community since 1993. Mr. Doyle has a BA in Economics from Northwestern University and an MBA in Finance from the Wharton School, University of Pennsylvania.

JONATHAN P. ENG, Jonathan Eng has been a portfolio manager for Causeway since 2002, and serves as a portfolio manager responsible for the co-management of the portion of Nations International Equity Fund, managed by Causeway Capital Management. From 2001 to 2002, Mr. Eng served as a senior research analyst at Causeway. He is responsible for investment research in global media and industrials at Causeway Capital Management.

Prior to joining the firm, from 1997 to 2001, Mr. Eng was an equity research associate for the Hotchkis and Wiley division of MLIM, spending the last nine months in the London office of MLIM. Mr. Eng has been in the investment community since 1992. Mr. Eng earned his bachelor's degree in History and Economics from Brandeis University and his MBA from the Anderson Graduate School of Management at UCLA.

HARRY W. HARTFORD, Harry Hartford is the President of Causeway Capital Management and serves as a portfolio manager responsible for the co-management of the portion of Nations International Equity Fund, managed by Causeway Capital Management. Mr. Hartford has served as portfolio manager and President since 2001. He is responsible for investment research in global basic materials and banks. From 1996 to 2001, Mr. Hartford was a Managing Director for the Hotchkis and Wiley division of MLIM, and co-head of the International and Global Value Team. Mr. Hartford has been in the investment community since 1984. Mr. Hartford earned his bachelor's degree in Economics, with honors, from the University of Dublin Trinity College, and his MS in Economics from Oklahoma State University, and is a Phi Kappa Phi member.

SARAH H. KETTERER, Sarah Ketterer has been portfolio manager with Causeway Capital Management since 2001, and serves as the Chief Executive Officer for the firm. Ms. Ketterer also serves as a portfolio manager responsible for the co-management of the portion of Nations International Equity Fund, managed by Causeway Capital Management. She is responsible for investment research in global insurance and health care. From 1996 to 2001, Ms. Ketterer worked for the Hotchkis and Wiley division of MLIM. At MLIM, she was a Managing

Director and co-head of the firm's HW International and Global Value Equity team. Ms. Ketterer and the HW international team were responsible for approximately $3.4 billion in international and global assets under management including the $1.1 billion Mercury HW International Value Fund. Ms. Ketterer has been in the investment community since 1986. Ms. Ketterer earned her bachelor's degree in Economics and Political Science from Stanford University and her MBA from the Amos Tuck School, Dartmouth College.

--------------------------------------------------------------------------------

MACKAY SHIELDS LLC

9 WEST 57TH STREET
NEW YORK, NEW YORK 10019

--------------------------------------------------------------------------------


MACKAY SHIELDS LLC

Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. As of June 30, 2004 the firm's 86 investment professionals manage more than $37 billion in assets, including over $15 billion in high yield assets.


MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Portfolio.

DONALD E. MORGAN, CFA Donald Morgan is a Senior Managing Director and Co-Head of Fixed Income -- High Yield Division of MacKay Shields and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. Mr. Morgan was promoted to Senior Managing Director in the third quarter of 2002, and promoted to Managing Director in the fourth quarter of 1998. Prior to joining MacKay Shields, Mr. Morgan was a High Yield Analyst with Fidelity Management & Research from June 1994 to May 1997. Mr. Morgan received a BS in Finance from New York University and became a holder of the Chartered Financial Analyst designation in 1998. Mr. Morgan has been in the investment management and research industry since 1994.

J. MATTHEW PHILO, CFA Matt Philo is a Senior Managing Director of MacKay Shields and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. Mr. Philo was promoted to Senior Managing Director in the fourth quarter of 2004 and promoted to Managing Director in the first quarter of 2000. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo became a holder of the Chartered Financial Analyst designation in 1993. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University. Mr. Philo has been in the investment management and research industry since 1984.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer.

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

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COLUMBIA MANAGEMENT ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO REFERRED TO AS A SELLING OR SERVICING AGENT. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, Inc. a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:

  STOCK FUNDS (EXCLUDING NATIONS ASSET ALLOCATION FUND,
    NATIONS MARSICO GROWTH FUND, NATIONS MARSICO FOCUSED
    EQUITO FUND, NATIONS MARSICO MIDCAP GROWTH FUND AND
    NATIONS MARSICO 21ST CENTURY FUND)                          0.17%



  INTERNATIONAL/GLOBAL STOCK FUNDS (EXCLUDING NATIONS
    INTERNATIONAL VALUE FUND AND NATIONS MARSICO INTERNATIONAL
    OPPORTUNITIES FUND)                                         0.17%



  INDEX FUNDS (EXCLUDING NATIONS LARGECAP ENHANCED CORE FUND)   0.10%



  GOVERNMENT & CORPORATE BOND FUNDS
    (EXCLUDING NATIONS INTERMEDIATE BOND FUND, NATIONS BOND
    FUND AND NATIONS HIGH YIELD BOND FUND)                      0.14%



  NATIONS MUNICIPAL INCOME FUND                                 0.14%



  NATIONS SHORT-TERM MUNICIPAL INCOME FUND                      0.15%



  NATIONS ASSET ALLOCATION FUND                                 0.12%



  NATIONS MARSICO MIDCAP GROWTH FUND                            0.23%



  NATIONS LARGECAP ENHANCED CORE FUND                           0.17%



  NATIONS INTERMEDIATE BOND FUND, NATIONS BOND FUND             0.15%



  NATIONS HIGH YIELD BOND FUND                                  0.23%



  NATIONS MARSICO GROWTH FUND, NATIONS MARSICO FOCUSED
    EQUITIES FUND, NATIONS MARSICO 21ST CENTURY FUND, NATIONS
    INTERNATIONAL VALUE FUND, NATIONS MARSICO INTERNATIONAL
    OPPORTUNITIES FUND                                          0.22%




The Adviser and Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Class Z shares of the Funds. Here are some general rules about this class of shares:

  - Class Z shares are available to certain eligible investors. The eligible investors described below are subject to different minimum initial investment requirements. Eligible investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT


  - Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

  - Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent;

  - Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code; or

  - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 MINIMUM INITIAL INVESTMENT


  - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares;
    (ii) who held Primary A shares prior to the share class re-titling on August 22, 2005 (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by the Distributor;

  - Any trustee or director (or family member of a trustee or director) of any fund distributed by the Distributor;

  - Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

  - Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

  - Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

  - Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

The Funds reserve the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Funds also reserve the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

You'll find more information about buying, selling and exchanging Class Z shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions, or you need help placing an order.

Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Class Z shares. Certain financial institutions and intermediaries that offer Class Z shares may have policies that clients holding Class Z shares through the financial institution or intermediary will automatically have their holdings converted to Class A shares at the time that they move their relationship away from the financial institution or intermediary. Generally, no sales charges or other charges will apply to such a conversion, however an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion. In addition, Class A shares have higher operating costs which can reduce total returns.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED


All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND


The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation;

and (4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED


Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF REDEMPTION FEES.

YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


REDEMPTION FEES

The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. The redemption fee is paid to the Fund from which you are redeeming shares (including redemptions by exchange).

The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification. We'll redeem any shares that are eligible for a waiver first. For a discussion of the effects of market timing please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

      You won't pay an otherwise applicable redemption fee on the following categories of transactions:

        - shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

        - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Nations Funds does not have access to information about the individual participant account activity, except where Nations Funds has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts

        - shares sold by certain investment funds (e.g. Nations LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for market timing. The Adviser or its affiliates may manage certain of the approved investment funds

        - shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for market timing

        - shares sold by accounts where Nations Funds has received information reasonably satisfactory to the Adviser indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders

        - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser

        - shares that were purchased by reinvested dividends

        - shares that are redeemed or exchanged through Nations Funds' Automatic Withdrawal Plan or Automatic Exchange Feature or similar affiliated or unaffiliated automated plans

        - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

      Nations Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

      Certain financial institutions or intermediaries may not assess redemption fees on certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). Conversely, certain financial institutions or intermediaries may assess redemption fees on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial institution or intermediary. Nations Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Nations Funds' ability to assess redemption fees or apply waivers is generally limited by the policies of these financial institutions and intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial institutions and intermediaries that maintain accounts. You should check with your financial institution or intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time periods.

      Nations Funds reserves the right to impose the redemption fee in the future if it determines that a financial institution or intermediary that previously did not or was not able to assess the redemption fee on underlying shareholders has developed the policy or capability to assess the fee on some or all of its underlying shareholders, however, Nations Funds may determine not to impose the redemption fee under certain circumstances. From time to time, as circumstances change, Nations Funds may modify or eliminate certain exemption categories without advance notice to shareholders.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class Z shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.


(SELLING SHARES GRAPHIC)       SELLING SHARES


      Here are some general rules for selling shares:

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
          Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES GRAPHIC)       EXCHANGING SHARES


      You can generally sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can exchange Class Z shares of a Fund for Class Z shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The International/Global Stock Funds assess, subject to certain exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
          Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently. If a Fund purchases bonds at a price less than a bond's principal amount, the Fund generally will be required to include a portion of the difference or discount in its annual ordinary income, and make distributions to shareholders representing such discount, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. The Fund may be required to sell securities held by the Fund to obtain the cash required to pay such distributions.

                                              FREQUENCY OF           FREQUENCY OF
                                             DECLARATION OF           PAYMENT OF
  FUND                                    INCOME DISTRIBUTIONS   INCOME DISTRIBUTIONS
  NATIONS CONVERTIBLE SECURITIES FUND          QUARTERLY              QUARTERLY



  NATIONS ASSET ALLOCATION FUND                QUARTERLY              QUARTERLY



  NATIONS VALUE FUND                           QUARTERLY              QUARTERLY



  NATIONS MIDCAP VALUE FUND                    QUARTERLY              QUARTERLY



  NATIONS STRATEGIC GROWTH FUND                 ANNUALLY               ANNUALLY



  NATIONS MARSICO GROWTH FUND                   ANNUALLY               ANNUALLY



  NATIONS MARSICO FOCUSED EQUITIES FUND         ANNUALLY               ANNUALLY



  NATIONS MARSICO MIDCAP GROWTH FUND            ANNUALLY               ANNUALLY



  NATIONS MARSICO 21ST CENTURY FUND             ANNUALLY               ANNUALLY



  NATIONS SMALLCAP VALUE FUND                   ANNUALLY               ANNUALLY



  NATIONS SMALL COMPANY FUND                    ANNUALLY               ANNUALLY



  NATIONS GLOBAL VALUE FUND                     ANNUALLY               ANNUALLY



  NATIONS INTERNATIONAL VALUE FUND              ANNUALLY               ANNUALLY



  NATIONS INTERNATIONAL EQUITY FUND             ANNUALLY               ANNUALLY



  NATIONS MARSICO INTERNATIONAL
    OPPORTUNITIES FUND                          ANNUALLY               ANNUALLY



  NATIONS LARGECAP INDEX FUND                   ANNUALLY               ANNUALLY



  NATIONS MIDCAP INDEX FUND                     ANNUALLY               ANNUALLY



  NATIONS SMALLCAP INDEX FUND                   ANNUALLY               ANNUALLY



  NATIONS LARGECAP ENHANCED CORE FUND           ANNUALLY               ANNUALLY



  NATIONS SHORT-TERM INCOME FUND                   DAILY                MONTHLY



  NATIONS SHORT-INTERMEDIATE GOVERNMENT
    FUND                                           DAILY                MONTHLY



  NATIONS GOVERNMENT SECURITIES FUND               DAILY                MONTHLY



  NATIONS INTERMEDIATE BOND FUND                 MONTHLY                MONTHLY



  NATIONS BOND FUND                                DAILY                MONTHLY



  NATIONS STRATEGIC INCOME FUND                    DAILY                MONTHLY



  NATIONS HIGH YIELD BOND FUND                   MONTHLY                MONTHLY



  NATIONS SHORT-TERM MUNICIPAL INCOME
    FUND                                           DAILY                MONTHLY



  NATIONS INTERMEDIATE MUNICIPAL BOND
    FUND                                           DAILY                MONTHLY



  NATIONS MUNICIPAL INCOME FUND                    DAILY                MONTHLY




Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

MUNICIPAL BOND FUNDS

Distributions that come from a Municipal Bond Fund's tax-exempt interest income generally are free from federal income tax, but may be subject to state, local and other taxes. All or a portion of these distributions may also be subject to alternative minimum taxes.

Any distributions that come from taxable income or net realized capital gain are generally subject to tax. Distributions that come from taxable interest income and any net short-term capital gain generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Corporate shareholders will not be able to deduct any distributions from these Funds when determining their taxable income.

FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like the International/Global Stock Funds -- have special tax considerations. If more than half of the Fund's assets consist of foreign securities for a taxable year and the Fund makes a special election for the taxable year, you'll generally be required to:

  - include in your gross income your proportional amount of foreign income taxes paid by the Fund

  - treat this amount as foreign income taxes you paid directly

  - either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

We cannot assure you that a Fund will make this special election for a taxable year, even if it is eligible to.

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CONVERTIBLE SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $17.32               $13.77               $16.03               $16.05
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.48                 0.51                 0.51                 0.59
  Net realized and unrealized gain/(loss)
    on investments                               0.24                 3.52                (2.27)                 --
  Net increase/(decrease) in net asset
    value from operations                        0.72                 4.03                (1.76)                0.59
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.54)               (0.48)               (0.50)               (0.56)
  Distributions from net realized gains         (0.15)                 --                   --                 (0.05)
  Total dividends and distributions             (0.69)               (0.48)               (0.50)               (0.61)
  Net asset value, end of period                $17.35               $17.32               $13.77               $16.03
  TOTAL RETURN++                                 4.18%               29.54%              (11.01)%               3.74%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $924,893             $962,284             $523,271             $236,202
  Ratio of operating expenses to average
    net assets(b)(c)                             0.91%              0.94%(d)               0.97%                1.00%
  Ratio of net investment income/(loss)
    to average net assets                        2.75%                3.19%                3.59%                3.78%
  Portfolio turnover rate                         37%                  91%                  57%                  50%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(b)                  0.91%(a)             0.97%(e)               0.97%                1.00%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $22.18
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.51
  Net realized and unrealized gain/(loss)
    on investments                               (2.00)
  Net increase/(decrease) in net asset
    value from operations                        (1.49)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.60)
  Distributions from net realized gains          (4.04)
  Total dividends and distributions              (4.64)
  Net asset value, end of period                 $16.05
  TOTAL RETURN++                                 (7.59)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $75,627
  Ratio of operating expenses to average
    net assets(b)(c)                              0.99%
  Ratio of net investment income/(loss)
    to average net assets                         3.08%
  Portfolio turnover rate                          73%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(b)                     1.00%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.91% for Class Z shares.
(b) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.95% for Class Z shares.

NATIONS ASSET ALLOCATION FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $20.18               $16.42               $19.93               $20.32
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 0.36(b)               0.29                 0.32                 0.44
  Net realized and unrealized gain/(loss)
    on investments                              0.64(c)               3.81                (3.49)               (0.39)
  Net increase/(decrease) in net asset
    value from operations                        1.00                 4.10                (3.17)                0.05
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.34)               (0.34)               (0.41)
  Distributions from net realized gains           --                   --                   --                 (0.03)
  Total dividends and distributions             (0.37)               (0.34)               (0.34)               (0.44)
  Net asset value, end of period                $20.81               $20.18               $16.42               $19.93
  TOTAL RETURN++                               5.01%(d)              25.07%              (15.96)%               0.26%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $26,425              $25,750              $35,514              $40,287
  Ratio of operating expenses to average
    net assets                                 1.00%(e)             1.04%(e)             1.04%(e)               1.03%
  Ratio of net investment income/(loss)
    to average net assets(a)                     1.75%                1.58%                1.83%                2.10%
  Portfolio turnover rate                        1.36%                189%                 315%                 226%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.07%                1.07%                1.04%                1.03%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $24.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.57
  Net realized and unrealized gain/(loss)
    on investments                               (2.84)
  Net increase/(decrease) in net asset
    value from operations                        (2.27)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.55)
  Distributions from net realized gains          (1.21)
  Total dividends and distributions              (1.76)
  Net asset value, end of period                 $20.32
  TOTAL RETURN++                                (9.83)%%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $12,847
  Ratio of operating expenses to average
    net assets                                  0.98%(e)
  Ratio of net investment income/(loss)
    to average net assets(a)                      2.45%
  Portfolio turnover rate                          88%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.00%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.
(c) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for one year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.01 for Class Z shares.
(d) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.94% for Class Z shares.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.85                $8.48               $11.96               $12.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.20                 0.16                 0.14                 0.12
  Net realized and unrealized gain/(loss)
    on investments                               1.27                 3.36                (3.31)                0.58
  Net increase/(decrease) in net asset
    value from operations                        1.47                 3.52                (3.17)                0.70
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.20)               (0.15)               (0.13)               (0.10)
  Distributions from net realized gains           --                   --                 (0.18)               (1.03)
  Total dividends and distributions             (0.20)               (0.15)               (0.31)               (1.13)
  Net asset value, end of year                  $13.12               $11.85                $8.48               $11.96
  TOTAL RETURN++                                12.51%               41.63%              (26.95)%               5.64%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,376,691           $1,101,872            $451,815             $513,206
  Ratio of operating expenses to average
    net assets(a)                                0.77%             0.89%(b)(c)             0.97%              0.95%(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.66%                1.49%                1.43%                1.02%
  Portfolio turnover rate                         52%                  69%                  75%                 135%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.90%(d)             0.96%(e)               0.97%                0.95%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.17
  Net realized and unrealized gain/(loss)
    on investments                               (0.42)
  Net increase/(decrease) in net asset
    value from operations                        (0.25)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.18)
  Distributions from net realized gains          (3.42)
  Total dividends and distributions              (3.60)
  Net asset value, end of year                   $12.39
  TOTAL RETURN++                                 (1.97)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $844,432
  Ratio of operating expenses to average
    net assets(a)                               0.94%(b)
  Ratio of net investment income/(loss)
    to average net assets                         1.28%
  Portfolio turnover rate                         181%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.94%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.87% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.93% for Class Z shares.

NATIONS MIDCAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED               YEAR ENDED                YEAR ENDED
  CLASS Z SHARES                                  03/31/05                 03/31/04                  03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $12.79                   $8.72                     $11.32
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.16                     0.12                      0.10
  Net realized and unrealized gain/(loss)
    on investments                                2.23(b)                    4.07                     (2.61)
  Net increase/(decrease) in net asset
    value from operations                           2.39                     4.19                     (2.51)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.15)                   (0.12)                    (0.07)
  Distributions from net realized gains            (1.00)                     --                      (0.02)
  Total dividends and distributions                (1.15)                   (0.12)                    (0.09)
  Increase due to capital contributions            $0.01
  Net asset value, end of period                   $14.04                   $12.79                    $8.72
  TOTAL RETURN++                                 20.16%(c)                  48.18%                   (22.27)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $591,318                 $492,327                  $294,087
  Ratio of operating expenses to average
    net assets(a)                                 0.95%(d)                  1.03%                     1.16%
  Ratio of net investment income/(loss)
    to average net assets                          1.24%                    1.04%                     1.11%
  Portfolio turnover rate                           61%                      79%                       98%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                      0.95%                    1.03%                     1.16%

                                                 PERIOD ENDED
  CLASS Z SHARES                                  03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                      0.06
  Net realized and unrealized gain/(loss)
    on investments                                   1.30
  Net increase/(decrease) in net asset
    value from operations                            1.36
  LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.04)
  Distributions from net realized gains               --
  Total dividends and distributions                 (0.04)
  Increase due to capital contributions
  Net asset value, end of period                    $11.32
  TOTAL RETURN++                                    13.63%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $98,888
  Ratio of operating expenses to average
    net assets(a)                                   1.25%+
  Ratio of net investment income/(loss)
    to average net assets                           0.64%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                       2.03%+

* Nations MidCap Value Fund Class Z shares commenced operations on November 20, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.01 for Class Z shares.
(c) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 20.07% for Class Z shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS STRATEGIC GROWTH FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS Z SHARES                              03/31/05#           03/31/04#           03/31/03#           03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.58              $8.78               $12.35              $12.47
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.13                0.05                0.07                0.02
  Net realized and unrealized gain/(loss)
    on investments                             0.45(a)               2.81               (3.59)              (0.12)
  Net increase/(decrease) in net asset
    value from operations                        0.58                2.86               (3.52)              (0.10)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.13)              (0.06)              (0.05)              (0.02)
  Distributions from net realized gains           --                  --                  --                  --
  Total dividends and distributions             (0.13)              (0.06)              (0.05)              (0.02)
  Net asset value, end of year                  $12.03              $11.58              $8.78               $12.35
  TOTAL RETURN++                               4.98%(b)             32.58%             (28.55)%            (0.83)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,187,622          $1,517,644          $1,393,260          $1,230,030
  Ratio of operating expenses to average
    net assets                               0.87%(f)(e)           0.93%(f)             0.94%              0.94%(d)
  Ratio of net investment income/(loss)
    to average net assets                       1.14%               0.52%               0.69%               0.20%
  Portfolio turnover rate                         --                  --                15%##                71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.90%(c)            0.96%(g)             0.94%              0.94%(d)

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $17.03
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               (4.51)
  Net increase/(decrease) in net asset
    value from operations                        (4.52)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.01)
  Distributions from net realized gains          (0.03)
  Total dividends and distributions              (0.04)
  Net asset value, end of year                   $12.47
  TOTAL RETURN++                                (26.62)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,182,028
  Ratio of operating expenses to average
    net assets                                0.94%(d)(e)
  Ratio of net investment income/(loss)
    to average net assets                       (0.09)%
  Portfolio turnover rate                         56%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.94%(d)

** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Strategic Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.
(a) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain (loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was less than $0.01 for Class Z shares.
(b) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.97% for Class Z shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.88% for Class Z shares.
(d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.
(f) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01% for the year ended March 31, 2004.
(g) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.93% for Class Z shares.

NATIONS MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.96               $11.95               $14.79               $14.91
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.01                (0.02)               (0.05)               (0.06)
  Net realized and unrealized gain/(loss)
    on investments                               1.28                 4.03                (2.79)               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        1.29                 4.01                (2.84)               (0.12)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $17.25               $15.96               $11.95               $14.79
  TOTAL RETURN++                                 8.08%               33.56%              (19.20)%              (0.80)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $774,996             $371,942             $106,436              $58,752
  Ratio of operating expenses to average
    net assets                                   1.05%                1.12%                1.17%                1.14%
  Ratio of net investment income/(loss)
    to average net assets                        0.04%               (0.17)%              (0.37)%              (0.39)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.08%(a)             1.14%(b)               1.17%                1.14%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $21.61
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               (6.53)
  Net increase/(decrease) in net asset
    value from operations                        (6.54)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.16)
  Net asset value, end of year                   $14.91
  TOTAL RETURN++                                (30.42)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $80,526
  Ratio of operating expenses to average
    net assets                                    1.10%
  Ratio of net investment income/(loss)
    to average net assets                        (0.03)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.10%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.05% for Class Z shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Class Z shares.

NATIONS MARSICO FOCUSED EQUITIES
FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.98               $12.81               $15.87               $15.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.02)               (0.04)               (0.05)               (0.05)
  Net realized and unrealized gain/(loss)
    on investments                               0.96                 4.21                (3.01)                0.55
  Net increase/(decrease) in net asset
    value from operations                        0.94                 4.17                (3.06)                0.50
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $17.92               $16.98               $12.81               $15.87
  TOTAL RETURN++                                 5.54%               32.55%              (19.28)%               3.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $751,124             $701,306             $384,706             $346,435
  Ratio of operating expenses to average
    net assets                                   1.05%                1.09%                1.12%                1.11%
  Ratio of net investment income/(loss)
    to average net assets                       (0.12)%              (0.24)%              (0.35)%              (0.33)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.08%(a)             1.12%(b)               1.12%                1.11%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.59
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               (7.13)
  Net increase/(decrease) in net asset
    value from operations                        (7.14)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.08)
  Net asset value, end of year                   $15.37
  TOTAL RETURN++                                (31.67)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $354,798
  Ratio of operating expenses to average
    net assets                                    1.09%
  Ratio of net investment income/(loss)
    to average net assets                        (0.05)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.09%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.05% for Class Z shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.09% for Class Z shares.

NATIONS MARSICO MIDCAP GROWTH
FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.74                $8.66               $13.21               $14.63
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.05)               (0.05)               (0.04)               (0.05)
  Net realized and unrealized gain/(loss)
    on investments                              0.64(b)               3.13                (4.51)               (1.37)
  Net increase/(decrease) in net asset
    value from operations                        0.59                 3.08                (4.55)               (1.42)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $12.33               $11.74                $8.66               $13.21
  TOTAL RETURN++                               5.03%(c)              35.57%              (34.44)%              (9.71)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $424,465             $461,304             $402,987             $547,514
  Ratio of operating expenses to average
    net assets(a)                             0.97%(d)(e)           0.96%(d)             0.97%(d)             0.97%(d)
  Ratio of net investment income/(loss)
    to average net assets                       (0.42)%              (0.46)%              (0.45)%              (0.39)%
  Portfolio turnover rate                        148%                  65%                  58%                  39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.98%                0.96%                0.97%                0.97%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.41
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.03)
  Net realized and unrealized gain/(loss)
    on investments                               (4.02)
  Net increase/(decrease) in net asset
    value from operations                        (4.05)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (3.73)
  Net asset value, end of year                   $14.63
  TOTAL RETURN++                                (20.67)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $388,152
  Ratio of operating expenses to average
    net assets(a)                                 0.98%
  Ratio of net investment income/(loss)
    to average net assets                        (0.27)%
  Portfolio turnover rate                          39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.98%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized/unrealized gain/(loss) on investments by $0.02 for Class Z shares.
(c) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.81% for Class Z shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.
(e) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers).

NATIONS MARSICO 21ST CENTURY
FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS Z SHARES                              03/31/05#           03/31/04#           03/31/03#           03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $9.80               $6.24               $7.10               $6.99
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.03)              (0.03)              (0.05)              (0.05)
  Net realized and unrealized gain/(loss)
    on investments                               0.98                3.59               (0.81)               0.16
  Net increase/(decrease) in net asset
    value from operations                        0.95                3.56               (0.86)               0.11
  Net asset value, end of period                $10.75              $9.80               $6.24               $7.10
  TOTAL RETURN++                                9.69%               57.05%             (12.11)%             1.57%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $114,896            $37,027              $3,543              $3,356
  Ratio of operating expenses to average
    net assets                               1.15%(a)(b)         1.24%(a)(b)         1.45%(a)(b)           1.37%(a)
  Ratio of net investment income/(loss)
    to average net assets                      (0.25)%            (0.34)%(c)           (0.81)%             (0.72)%
  Portfolio turnover rate                        130%                204%                308%                419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.15%(a)            1.24%(a)            1.46%(a)            1.37%(a)

                                              PERIOD ENDED
  CLASS Z SHARES                               03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.03)
  Net realized and unrealized gain/(loss)
    on investments                               (2.98)
  Net increase/(decrease) in net asset
    value from operations                        (3.01)
  Net asset value, end of period                 $6.99
  TOTAL RETURN++                                (30.10)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $5,686
  Ratio of operating expenses to average
    net assets                                   1.35%+
  Ratio of net investment income/(loss)
    to average net assets                       (0.41)%+
  Portfolio turnover rate                         426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.35%+

* Nations Marsico 21st Century Fund Class Z shares commenced operations on April 10, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) Reflects overall Fund ratios for investment income.

NATIONS SMALLCAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  CLASS Z SHARES                                     03/31/05                         03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $12.30                            $7.73
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                       (0.01)                            0.02
  Net realized and unrealized gain/(loss)
    on investments                                     1.48                             4.67
  Net increase/(decrease) in net asset
    value from operations                              1.47                             4.69
  LESS DISTRIBUTIONS:
  Dividends from net investment income                  --                             (0.03)
  Distributions from net realized gains               (1.17)                           (0.09)
  Total dividends and distributions                   (1.17)                           (0.12)
  Net asset value, end of period                      $12.60                           $12.30
  TOTAL RETURN++                                      13.72%                           60.96%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $197,829                         $151,556
  Ratio of operating expenses to average
    net assets(a)                                    1.22%(b)                           1.30%
  Ratio of net investment income/(loss)
    to average net assets                             (0.05)%                           0.15%
  Portfolio turnover rate                               61%                             111%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          1.24%                            1.35%

                                                    PERIOD ENDED
  CLASS Z SHARES                                      03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                         0.03
  Net realized and unrealized gain/(loss)
    on investments                                     (2.28)
  Net increase/(decrease) in net asset
    value from operations                              (2.25)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.02)
  Distributions from net realized gains                  --
  Total dividends and distributions                    (0.02)
  Net asset value, end of period                        $7.73
  TOTAL RETURN++                                      (22.50)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $70,168
  Ratio of operating expenses to average
    net assets(a)                                      1.30%+
  Ratio of net investment income/(loss)
    to average net assets                              0.45%+
  Portfolio turnover rate                                89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          1.57%+

* Nations SmallCap Value Fund Class Z shares commenced operations on May 1,
2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SMALL COMPANY FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.35               $10.14               $15.07               $13.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.11)               (0.10)               (0.07)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               0.16                 5.31                (4.86)                1.45
  Net increase/(decrease) in net asset
    value from operations                        0.05                 5.21                (4.93)                1.38
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $15.40               $15.35               $10.14               $15.07
  TOTAL RETURN++                                 0.33%               51.38%              (32.71)%              10.08%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $360,975             $509,419             $410,198             $572,820
  Ratio of operating expenses to average
    net assets(a)                                1.07%             1.13%(b)(d)           1.15%(b)             1.15%(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.73)%              (0.75)%              (0.61)%              (0.48)%
  Portfolio turnover rate                         59%                 40%##                 44%                  35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.15%(c)             1.25%(e)               1.23%                1.21%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.66
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.10)
  Net realized and unrealized gain/(loss)
    on investments                               (6.67)
  Net increase/(decrease) in net asset
    value from operations                        (6.77)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (2.20)
  Net asset value, end of year                   $13.69
  TOTAL RETURN++                                (31.86)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $477,246
  Ratio of operating expenses to average
    net assets(a)                               1.15%(b)
  Ratio of net investment income/(loss)
    to average net assets                        (0.52)%
  Portfolio turnover rate                          48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.20%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Small Company Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Class Z shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 1.15% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.22% for Class Z shares.

NATIONS GLOBAL VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS Z SHARES                                  03/31/05                  03/31/04                  03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $12.10                    $7.21                     $10.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.14                      0.07                      0.07
  Net realized and unrealized gain/(loss)
    on investments                                  0.85                      4.99                     (3.16)
  Net increase/(decrease) in net asset
    value from operations                           0.99                      5.06                     (3.09)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.14)                    (0.06)                    (0.04)
  Distributions from net realized gains            (0.91)                    (0.11)                    (0.16)
  Total dividends and distributions                (1.05)                    (0.17)                    (0.20)
  Net increase in net asset value from
    redemption fees                                 --##                      --##                       --
  Net asset value, end of period                   $12.04                    $12.10                    $7.21
  TOTAL RETURN++                                   8.84%                     70.38%                   (29.77)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $134,337                  $144,242                  $57,373
  Ratio of operating expenses to average
    net assets                                    1.27%(a)                  1.30%(a)                   1.40%
  Ratio of net investment income/(loss)
    to average net assets                          1.19%                     0.69%                     0.87%
  Portfolio turnover rate                           18%                       28%                       15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.27%(a)                  1.30%(a)                   1.40%

                                                 PERIOD ENDED
  CLASS Z SHARES                                  03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                      0.06
  Net realized and unrealized gain/(loss)
    on investments                                   0.47
  Net increase/(decrease) in net asset
    value from operations                            0.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.01)
  Distributions from net realized gains             (0.02)
  Total dividends and distributions                 (0.03)
  Net increase in net asset value from
    redemption fees                                   --
  Net asset value, end of period                    $10.50
  TOTAL RETURN++                                    5.24%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $49,246
  Ratio of operating expenses to average
    net assets                                    1.40%+(a)
  Ratio of net investment income/(loss)
    to average net assets                           0.66%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.63%+(a)

* Nations Global Value Fund Class Z shares commenced operations on April 16,
2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS INTERNATIONAL VALUE FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $20.71               $11.65               $16.67               $17.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.29                 0.19                 0.16                 0.22
  Net realized and unrealized gain/(loss)
    on investments                               2.51                 9.07                (4.92)               (0.29)
  Net increase/(decrease) in net asset
    value from operations                        2.80                 9.26                (4.76)               (0.07)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.30)               (0.20)               (0.17)               (0.20)
  Distributions from net realized gains         (0.79)                 --                 (0.09)               (0.36)
  Total dividends and distributions             (1.09)               (0.20)               (0.26)               (0.56)
  Net increase in net asset value from
    redemption fees                              --##                 --##                  --                   --
  Net asset value, end of year                  $22.42               $20.71               $11.65               $16.67
  TOTAL RETURN++                                13.63%               79.67%              (28.81)%              (0.18)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $2,577,677           $2,488,701           $1,614,750           $2,059,558
  Ratio of operating expenses to average
    net assets                                   1.08%                1.11%                1.17%                1.19%
  Ratio of net investment income/(loss)
    to average net assets                        1.35%                1.14%                1.16%                1.36%
  Portfolio turnover rate                         --                   --                   --                   --
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.15%(a)             1.20%(b)               1.23%                1.23%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $18.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.32
  Net realized and unrealized gain/(loss)
    on investments                               (0.39)
  Net increase/(decrease) in net asset
    value from operations                        (0.07)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.21)
  Distributions from net realized gains          (1.20)
  Total dividends and distributions              (1.41)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $17.30
  TOTAL RETURN++                                 (0.50)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,163,899
  Ratio of operating expenses to average
    net assets                                    1.13%
  Ratio of net investment income/(loss)
    to average net assets                         1.89%
  Portfolio turnover rate                          --
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.23%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations International Value Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Class Z shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.17% for Class Z shares.

NATIONS INTERNATIONAL EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03*            03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $12.13                $8.01               $10.49               $11.12
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.16                 0.13                 0.10                 0.09
  Net realized and unrealized gain/(loss)
    on investments                               1.19                 4.11                (2.53)               (0.72)
  Net increase/(decrease) in net asset
    value from operations                        1.35                 4.24                (2.43)               (0.63)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.04)               (0.12)               (0.05)                --##
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.04)               (0.12)               (0.05)                --##
  Net increase in net asset value from
    redemption fees                              --##                 --##                 --##                  --
  Net asset value, end of year                  $13.44               $12.13                $8.01               $10.49
  TOTAL RETURN++                                11.10%               53.06%              (23.19)%              (5.65)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,199,712            $917,391             $556,619             $474,738
  Ratio of operating expenses to average
    net assets                                1.01%(a)(c)        1.12%(a)(b)(c)            1.18%                1.16%
  Ratio of net investment income/(loss)
    to average net assets                        1.26%                0.99%                1.10%                0.88%
  Portfolio turnover rate                        153%                  86%                100%+++              85%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    1.13%(a)(d)          1.15%(a)(e)             1.18%                1.16%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.74
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.12
  Net realized and unrealized gain/(loss)
    on investments                               (4.47)
  Net increase/(decrease) in net asset
    value from operations                        (4.35)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.11)
  Distributions from net realized gains          (1.16)
  Total dividends and distributions              (1.27)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $11.12
  TOTAL RETURN++                                (27.40)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $724,572
  Ratio of operating expenses to average
    net assets                                    1.15%
  Ratio of net investment income/(loss)
    to average net assets                         0.89%
  Portfolio turnover rate                        92%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.16%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations International Equity Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Rate represents Nations International Equity Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.10% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.13% for Class Z shares.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS Z SHARES                               03/31/05            03/31/04            03/31/03            03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $11.15               $6.98               $8.36               $8.03
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.08                0.02                0.04               (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               0.52                4.24               (1.42)               0.34
  Net increase/(decrease) in net asset
    value from operations                        0.60                4.26               (1.38)               0.33
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.06)              (0.01)                --                  --
  Distributions from net realized gains         (0.16)              (0.08)                --                  --
  Total dividends and distributions             (0.22)              (0.09)                --                  --
  Net increase in net asset value from
    redemption fees                              --##                --##                 --                  --
  Net asset value, end of period                $11.53              $11.15               $6.98               $8.36
  TOTAL RETURN++                                 5.55%              61.25%             (16.51)%              4.11%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $991,889            $509,262             $95,093             $2,700
  Ratio of operating expenses to average
    net assets                                 1.12%(a)            1.17%(a)            1.48%(a)           1.42%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.72%               0.21%               0.58%              (0.08)%
  Portfolio turnover rate                        165%                121%                193%                307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.12%(a)            1.17%(a)            1.80%(a)            4.02%(a)

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   --##
  Net realized and unrealized gain/(loss)
    on investments                               (1.97)
  Net increase/(decrease) in net asset
    value from operations                        (1.97)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of period                  $8.03
  TOTAL RETURN++                                (19.70)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $1,477
  Ratio of operating expenses to average
    net assets                                   1.47%+
  Ratio of net investment income/(loss)
    to average net assets                        0.12%+
  Portfolio turnover rate                         442%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       6.28%+

* Nations Marsico International Opportunities Fund Class Z shares commenced operations on August 1, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS LARGECAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $21.79               $16.37               $22.09               $22.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 0.43(b)               0.30                 0.25                 0.24
  Net realized and unrealized gain/(loss)
    on investments                               1.01                 5.39                (5.77)               (0.27)
  Net increase/(decrease) in net asset
    value from operations                        1.44                 5.69                (5.52)               (0.03)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.41)               (0.27)               (0.20)               (0.23)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.41)               (0.27)               (0.20)               (0.23)
  Net asset value, end of year                  $22.82               $21.79               $16.37               $22.09
  TOTAL RETURN++                                 6.57%               34.82%              (25.05)%              (0.09)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,486,203           $1,245,378            $918,184            $1,283,450
  Ratio of operating expenses to average
    net assets(a)                                0.14%              0.26%(d)             0.35%(c)             0.35%(c)
  Ratio of net investment income/(loss)
    to average net assets                        1.92%                1.48%                1.39%                1.05%
  Portfolio turnover rate                         4%                   1%                   6%                   7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.28%(e)             0.50%(f)               0.69%                0.68%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $28.90
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.24
  Net realized and unrealized gain/(loss)
    on investments                               (6.55)
  Net increase/(decrease) in net asset
    value from operations                        (6.31)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.24)
  Distributions from net realized gains           --##
  Total dividends and distributions              (0.24)
  Net asset value, end of year                   $22.35
  TOTAL RETURN++                                (21.94)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $2,021,690
  Ratio of operating expenses to average
    net assets(a)                               0.35%(c)
  Ratio of net investment income/(loss)
    to average net assets                         0.88%
  Portfolio turnover rate                          8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.68%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Net investment income per share reflects a special dividend which amounted to $0.07 per share.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.25% for Class Z shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Class Z shares.

NATIONS MIDCAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS Z SHARES                               03/31/05#           03/31/04#           03/31/03#           03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $10.27               $6.96               $9.31               $8.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.13                0.09                0.06                0.07
  Net realized and unrealized gain/(loss)
    on investments                               0.91                3.29               (2.25)               1.46
  Net increase/(decrease) in net asset
    value from operations                        1.04                3.38               (2.19)               1.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.10)              (0.07)              (0.04)              (0.06)
  Distributions from net realized gains         (0.27)               --##               (0.12)              (0.55)
  Total dividends and distributions             (0.37)              (0.07)              (0.16)              (0.61)
  Net asset value, end of period                $10.94              $10.27               $6.96               $9.31
  TOTAL RETURN++                                10.32%              48.67%             (23.77)%             18.29%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $1,601,005          $1,461,843           $860,997            $679,205
  Ratio of operating expenses to average
    net assets                                 0.14%(b)         0.25%(a)(b)(c)         0.35%(a)            0.35%(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                     0.14%(b)           0.25%(a)(c)          0.35%(a)            0.35%(a)
  Ratio of net investment income/(loss)
    to average net assets                        1.21%               0.95%               0.84%               0.82%
  Portfolio turnover rate                         18%                 9%                  15%                 16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.28%(d)           0.50%(e)(a)          0.70%(a)            0.72%(a)

                                              PERIOD ENDED
  CLASS Z SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.08
  Net realized and unrealized gain/(loss)
    on investments                               (0.72)
  Net increase/(decrease) in net asset
    value from operations                        (0.64)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.08)
  Distributions from net realized gains          (0.89)
  Total dividends and distributions              (0.97)
  Net asset value, end of period                  $8.39
  TOTAL RETURN++                                 (7.27)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $342,503
  Ratio of operating expenses to average
    net assets                                  0.35%(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                      0.36%(a)
  Ratio of net investment income/(loss)
    to average net assets                         0.82%
  Portfolio turnover rate                          69%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.75%(a)

* Nations MidCap Index Fund Class Z shares commenced operations on March 31,
2000.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.25% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Class Z shares.

NATIONS SMALLCAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $17.95               $11.59               $15.63               $13.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.16                 0.09                 0.07                 0.06
  Net realized and unrealized gain/(loss)
    on investments                               2.04                 6.40                (4.00)                2.73
  Net increase/(decrease) in net asset
    value from operations                        2.20                 6.49                (3.93)                2.79
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)               (0.08)               (0.05)               (0.07)
  Distributions from net realized gains         (0.77)               (0.05)               (0.06)               (0.33)
  Total dividends and distributions             (0.91)               (0.13)               (0.11)               (0.40)
  Net asset value, end of year                  $19.24               $17.95               $11.59               $15.63
  TOTAL RETURN++                                12.84%               56.11%              (25.26)%              21.30%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,072,113            $914,267             $517,680             $499,084
  Ratio of operating expenses to average
    net assets(a)                                0.21%              0.31%(c)               0.40%                0.40%
  Ratio of operating expenses including
    interest expense to average net
    assets(a)                                  0.21%(b)            0.31%(b)(c)             0.40%                0.40%
  Ratio of net investment income/(loss)
    to average net assets                        0.89%                0.57%                0.51%                0.46%
  Portfolio turnover rate                         16%                  16%                  26%                  18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.32%(e)             0.53%(d)               0.76%                0.76%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $13.53
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.08
  Net realized and unrealized gain/(loss)
    on investments                               (0.31)
  Net increase/(decrease) in net asset
    value from operations                        (0.23)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.06)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.06)
  Net asset value, end of year                   $13.24
  TOTAL RETURN++                                 (1.74)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $256,465
  Ratio of operating expenses to average
    net assets(a)                                 0.41%
  Ratio of operating expenses including
    interest expense to average net
    assets(a)                                     0.41%
  Ratio of net investment income/(loss)
    to average net assets                         0.56%
  Portfolio turnover rate                          65%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.79%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.51% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.29% for Class Z shares.

NATIONS LARGECAP ENHANCED CORE
FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $13.59               $10.00               $14.00               $14.90
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 0.20(b)               0.15                 0.14                 0.13
  Net realized and unrealized gain/(loss)
    on investments                               0.67                 3.59                (3.53)                0.38
  Net increase/(decrease) in net asset
    value from operations                        0.87                 3.74                (3.39)                0.51
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.24)               (0.15)               (0.07)               (0.12)
  Distributions from net realized gains         (0.77)                 --                 (0.54)               (1.29)
  Total dividends and distributions             (1.01)               (0.15)               (0.61)               (1.41)
  Net asset value, end of year                  $13.45               $13.59               $10.00               $14.00
  TOTAL RETURN++                                 6.90%               37.41%              (25.03)%               2.80%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $325,008             $246,181             $191,535             $190,130
  Ratio of operating expenses to average
    net assets(a)                                0.50%             0.50%(c)(d)           0.50%(c)             0.50%(c)
  Ratio of net investment income/(loss)
    to average net assets                        1.52%                1.23%                1.26%                0.89%
  Portfolio turnover rate                        218%                 307%                 366%                 345%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.75%(e)             0.76%(f)               0.80%                0.75%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.04
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.13
  Net realized and unrealized gain/(loss)
    on investments                               (4.46)
  Net increase/(decrease) in net asset
    value from operations                        (4.33)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.12)
  Distributions from net realized gains          (2.69)
  Total dividends and distributions              (2.81)
  Net asset value, end of year                   $14.90
  TOTAL RETURN++                                (21.49%)
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $345,795
  Ratio of operating expenses to average
    net assets(a)                               0.50%(c)
  Ratio of net investment income/(loss)
    to average net assets                         0.67%
  Portfolio turnover rate                          97%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.70%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Net investment income per share reflects a special dividend which amounted to $0.04 per share.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.72% for Class Z shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.73% for Class Z shares.

NATIONS SHORT-TERM INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.06               $10.08                $9.82                $9.80
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.24                 0.22                 0.31                 0.48
  Net realized and unrealized gain/(loss)
    on investments                              (0.25)                0.04                 0.29                 0.02
  Net increase/(decrease) in net asset
    value from operations                       (0.01)                0.26                 0.60                 0.50
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.23)               (0.23)               (0.31)               (0.48)
  Distributions from net realized gains         (0.02)               (0.05)               (0.03)                 --
  Total dividends and distributions             (0.25)               (0.28)               (0.34)               (0.48)
  Net asset value, end of year                   $9.80               $10.06               $10.08                $9.82
  TOTAL RETURN++                                (0.04)%               2.60%                6.18%                5.19%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $926,514            $1,099,131            $791,981             $493,457
  Ratio of operating expenses to average
    net assets(a)                                0.48%              0.47%(c)               0.50%                0.52%
  Ratio of net investment income/(loss)
    to average net assets                        2.37%                2.24%                2.99%                4.79%
  Portfolio turnover rate                        128%                 164%                  54%                  80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.58%(b)             0.60%(d)               0.60%                0.62%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.58
  Net realized and unrealized gain/(loss)
    on investments                                0.29
  Net increase/(decrease) in net asset
    value from operations                         0.87
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.58)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.58)
  Net asset value, end of year                    $9.80
  TOTAL RETURN++                                  9.44%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $358,812
  Ratio of operating expenses to average
    net assets(a)                                 0.51%
  Ratio of net investment income/(loss)
    to average net assets                         6.04%
  Portfolio turnover rate                          42%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.61%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.56% for Class Z shares.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.57% for Class Z shares.

NATIONS INTERMEDIATE BOND
FUND+++#

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.94                $9.93                $9.41                $9.52
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.31                 0.29                 0.34                 0.49
  Net realized and unrealized gain/(loss)
    on investments                              (0.39)                0.14                 0.64                (0.11)
  Net increase/(decrease) in net asset
    value from operations                       (0.08)                0.43                 0.98                 0.38
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.30)               (0.30)               (0.34)               (0.49)
  Distributions from net realized gains         (0.09)               (0.12)               (0.12)                 --
  Total dividends and distributions             (0.39)               (0.42)               (0.46)               (0.49)
  Net asset value, end of period                 $9.47                $9.94                $9.93                $9.41
  TOTAL RETURN++                                (0.73)%               4.44%               10.62%                4.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $594,657             $680,063             $695,894             $261,018
  Ratio of operating expenses to average
    net assets                                   0.64%                0.68%                0.70%                0.78%
  Ratio of net investment income/(loss)
    to average net assets                        3.17%                2.94%                3.46%                4.80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.68%                0.69%                0.70%                0.86%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $9.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.58
  Net realized and unrealized gain/(loss)
    on investments                                0.39
  Net increase/(decrease) in net asset
    value from operations                         0.97
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.58)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.58)
  Net asset value, end of period                  $9.52
  TOTAL RETURN++                                 11.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $51,178
  Ratio of operating expenses to average
    net assets                                    0.78%
  Ratio of net investment income/(loss)
    to average net assets                         6.31%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.81%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Intermediate Bond Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.17               $10.00                $9.66                $9.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.33                 0.36                 0.35                 0.53
  Net realized and unrealized gain/(loss)
    on investments                              (0.18)                0.23                 0.53                (0.11)
  Net increase/(decrease) in net asset
    value from operations                        0.15                 0.59                 0.88                 0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.36)               (0.36)               (0.37)               (0.54)
  Distributions from net realized gains         (0.15)               (0.06)               (0.17)                 --
  Total dividends and distributions             (0.51)               (0.42)               (0.54)               (0.54)
  Net asset value, end of year                   $9.81               $10.17               $10.00                $9.66
  TOTAL RETURN++                                 1.56%                6.07%                9.32%                4.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,861,448           $2,260,519           $2,482,229           $2,256,647
  Ratio of operating expenses to average
    net assets(a)                                0.58%                0.65%                0.67%              0.68%(c)
  Ratio of net investment income/(loss)
    to average net assets                        3.30%                3.61%                3.50%                5.28%
  Portfolio turnover rate                        402%                 398%                 488%                 314%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.66%(b)             0.68%(d)               0.67%                0.68%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.62
  Net realized and unrealized gain/(loss)
    on investments                                0.41
  Net increase/(decrease) in net asset
    value from operations                         1.03
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.62)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.62)
  Net asset value, end of year                    $9.78
  TOTAL RETURN++                                 11.39%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $2,333,703
  Ratio of operating expenses to average
    net assets(a)                                 0.67%
  Ratio of net investment income/(loss)
    to average net assets                         6.53%
  Portfolio turnover rate                         120%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.67%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.64% for Class Z shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.66% for Class Z shares.

NATIONS HIGH YIELD BOND FUND+++#

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.86                $8.57                $8.86                $9.27
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.67                 0.73                 0.77                 0.86
  Net realized and unrealized gain/(loss)
    on investments                               0.04                 1.38                (0.29)               (0.34)
  Net increase/(decrease) in net asset
    value from operations                        0.71                 2.11                 0.48                 0.52
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.68)               (0.73)               (0.77)               (0.88)
  Distributions from net realized gains         (0.52)               (0.09)                 --                 (0.05)
  Total dividends and distributions             (1.20)               (0.82)               (0.77)               (0.93)
  Net asset value, end of period                 $9.37                $9.86                $8.57                $8.86
  TOTAL RETURN++                                 7.76%               25.30%                6.19%                6.05%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $707,834             $798,398             $460,639             $194,867
  Ratio of operating expenses to average
    net assets                                   0.84%                0.84%                0.90%                0.93%
  Ratio of net investment income/(loss)
    to average net assets                        7.09%                7.62%                9.47%                9.75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.84%                0.84%                0.90%                1.00%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $9.90
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.96
  Net realized and unrealized gain/(loss)
    on investments                               (0.54)
  Net increase/(decrease) in net asset
    value from operations                         0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (1.05)
  Distributions from net realized gains            --
  Total dividends and distributions              (1.05)
  Net asset value, end of period                  $9.27
  TOTAL RETURN++                                  4.51%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $61,181
  Ratio of operating expenses to average
    net assets                                    0.93%
  Ratio of net investment income/(loss)
    to average net assets                        10.97%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.45%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations High Yield Bond Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS SHORT-TERM MUNICIPAL
INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.42               $10.40               $10.13               $10.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.24                 0.22                 0.26                 0.34
  Net realized and unrealized gain/(loss)
    on investments                              (0.21)                0.02                 0.27                 0.01
  Net increase/(decrease) in net asset
    value from operations                        0.03                 0.24                 0.53                 0.35
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.24)               (0.22)               (0.26)               (0.36)
  Net asset value, end of year                  $10.21               $10.42               $10.40               $10.13
  TOTAL RETURN++                                 0.31%                2.34%                5.27%                3.54%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $840,910            $1,009,036            $773,148             $364,372
  Ratio of operating expenses to average
    net assets(a)                                0.40%                0.40%                0.40%                0.40%
  Ratio of net investment income/(loss)
    to average net assets                        2.35%                2.12%                2.46%                3.37%
  Portfolio turnover rate                         17%                  20%                  11%                  12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.55%                0.58%                0.59%                0.63%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.44
  Net realized and unrealized gain/(loss)
    on investments                                0.20
  Net increase/(decrease) in net asset
    value from operations                         0.64
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.44)
  Net asset value, end of year                   $10.14
  TOTAL RETURN++                                  6.61%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $105,004
  Ratio of operating expenses to average
    net assets(a)                                 0.40%
  Ratio of net investment income/(loss)
    to average net assets                         4.41%
  Portfolio turnover rate                          38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.66%

* Effective April 1, 2001, Nations Short-Term Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.33% to 3.37%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.16               $11.07               $10.83               $11.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.49                 0.50                 0.53                 0.55
  Net realized and unrealized gain/(loss)
    on investments                              (0.29)                0.09                 0.24                (0.31)
  Net increase/(decrease) in net asset
    value from operations                        0.20                 0.59                 0.77                 0.24
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.50)               (0.50)               (0.53)               (0.55)
  Total dividends and distributions             (0.50)               (0.50)               (0.53)               (0.55)
  Net asset value, end of year                  $10.86               $11.16               $11.07               $10.83
  TOTAL RETURN++                                 1.82%                5.44%                7.19%                2.21%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $555,155             $662,303             $749,047             $805,149
  Ratio of operating expenses to average
    net assets(a)                                0.60%              0.59%(d)               0.60%                0.60%
  Ratio of net investment income/(loss)
    to average net assets                        4.52%                4.50%                4.77%                5.01%
  Portfolio turnover rate                         16%                  8%                   25%                  13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.77%(b)             0.81%(c)               0.79%                0.79%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.56
  Net realized and unrealized gain/(loss)
    on investments                                0.45
  Net increase/(decrease) in net asset
    value from operations                         1.01
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.56)
  Total dividends and distributions              (0.56)
  Net asset value, end of year                   $11.14
  TOTAL RETURN++                                  9.80%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $881,611
  Ratio of operating expenses to average
    net assets(a)                                 0.60%
  Ratio of net investment income/(loss)
    to average net assets                         5.13%
  Portfolio turnover rate                          18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.79%

* Effective April 1, 2001, Nations Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.95% to 5.01%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.74% for Class Z shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.78% for Class Z shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 0.60% for Class Z shares.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CONVERTIBLE SECURITIES FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.84%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.16%            $10,416.00      $   85.75
       2           10.25%            $11,025.00              8.49%            $10,849.31      $   89.31
       3           15.76%            $11,576.25             13.01%            $11,300.64      $   93.03
       4           21.55%            $12,155.06             17.71%            $11,770.74      $   96.90
       5           27.63%            $12,762.82             22.60%            $12,260.41      $  100.93
       6           34.01%            $13,400.96             27.70%            $12,770.44      $  105.13
       7           40.71%            $14,071.00             33.02%            $13,301.69      $  109.50
       8           47.75%            $14,774.55             38.55%            $13,855.04      $  114.06
       9           55.13%            $15,513.28             44.31%            $14,431.41      $  118.80
      10           62.89%            $16,288.95             50.32%            $15,031.76      $  123.75
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,031.76
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,037.16

NATIONS ASSET ALLOCATION FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.00%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.00%            $10,400.00      $  102.00
       2           10.25%            $11,025.00              8.16%            $10,816.00      $  106.08
       3           15.76%            $11,576.25             12.49%            $11,248.64      $  110.32
       4           21.55%            $12,155.06             16.99%            $11,698.59      $  114.74
       5           27.63%            $12,762.82             21.67%            $12,166.53      $  119.33
       6           34.01%            $13,400.96             26.53%            $12,653.19      $  124.10
       7           40.71%            $14,071.00             31.59%            $13,159.32      $  129.06
       8           47.75%            $14,774.55             36.86%            $13,685.69      $  134.23
       9           55.13%            $15,513.28             42.33%            $14,233.12      $  139.59
      10           62.89%            $16,288.95             48.02%            $14,802.44      $  145.18
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,802.44
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,224.62

NATIONS VALUE FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.76%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.24%            $10,424.00      $ 77.61
       2           10.25%            $11,025.00             8.66%            $10,865.98      $ 80.90
       3           15.76%            $11,576.25            13.27%            $11,326.70      $ 84.33
       4           21.55%            $12,155.06            18.07%            $11,806.95      $ 87.91
       5           27.63%            $12,762.82            23.08%            $12,307.56      $ 91.64
       6           34.01%            $13,400.96            28.29%            $12,829.40      $ 95.52
       7           40.71%            $14,071.00            33.73%            $13,373.37      $ 99.57
       8           47.75%            $14,774.55            39.40%            $13,940.40      $103.79
       9           55.13%            $15,513.28            45.31%            $14,531.47      $108.19
      10           62.89%            $16,288.95            51.48%            $15,147.61      $112.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,147.61
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $942.25

NATIONS MIDCAP VALUE FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.91%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.09%            $10,409.00      $   92.86
       2           10.25%            $11,025.00              8.35%            $10,834.73      $   96.66
       3           15.76%            $11,576.25             12.78%            $11,277.87      $  100.61
       4           21.55%            $12,155.06             17.39%            $11,739.13      $  104.73
       5           27.63%            $12,762.82             22.19%            $12,219.26      $  109.01
       6           34.01%            $13,400.96             27.19%            $12,719.03      $  113.47
       7           40.71%            $14,071.00             32.39%            $13,239.24      $  118.11
       8           47.75%            $14,774.55             37.81%            $13,780.73      $  122.94
       9           55.13%            $15,513.28             43.44%            $14,344.36      $  127.97
      10           62.89%            $16,288.95             49.31%            $14,931.04      $  133.20
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,931.04
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,119.56

NATIONS STRATEGIC GROWTH FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.76%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.24%            $10,424.00      $ 77.61
       2           10.25%            $11,025.00              8.66%            $10,865.98      $ 80.90
       3           15.76%            $11,576.25             13.27%            $11,326.70      $ 84.33
       4           21.55%            $12,155.06             18.07%            $11,806.95      $ 87.91
       5           27.63%            $12,762.82             23.08%            $12,307.56      $ 91.64
       6           34.01%            $13,400.96             28.29%            $12,829.40      $ 95.52
       7           40.71%            $14,071.00             33.73%            $13,373.37      $ 99.57
       8           47.75%            $14,774.55             39.40%            $13,940.40      $103.79
       9           55.13%            $15,513.28             45.31%            $14,531.47      $108.19
      10           62.89%            $16,288.95             51.48%            $15,147.61      $112.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,147.61
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $942.25

NATIONS MARSICO GROWTH FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.01%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.99%            $10,399.00      $  103.01
       2           10.25%            $11,025.00              8.14%            $10,813.92      $  107.13
       3           15.76%            $11,576.25             12.45%            $11,245.40      $  111.40
       4           21.55%            $12,155.06             16.94%            $11,694.09      $  115.84
       5           27.63%            $12,762.82             21.61%            $12,160.68      $  120.47
       6           34.01%            $13,400.96             26.46%            $12,645.89      $  125.27
       7           40.71%            $14,071.00             31.50%            $13,150.46      $  130.27
       8           47.75%            $14,774.55             36.75%            $13,675.17      $  135.47
       9           55.13%            $15,513.28             42.21%            $14,220.81      $  140.87
      10           62.89%            $16,288.95             47.88%            $14,788.22      $  146.50
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,788.22
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,236.24

NATIONS MARSICO FOCUSED EQUITIES FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.98%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.02%            $10,402.00      $   99.97
       2           10.25%            $11,025.00              8.20%            $10,820.16      $  103.99
       3           15.76%            $11,576.25             12.55%            $11,255.13      $  108.17
       4           21.55%            $12,155.06             17.08%            $11,707.59      $  112.52
       5           27.63%            $12,762.82             21.78%            $12,178.23      $  117.04
       6           34.01%            $13,400.96             26.68%            $12,667.80      $  121.75
       7           40.71%            $14,071.00             31.77%            $13,177.04      $  126.64
       8           47.75%            $14,774.55             37.07%            $13,706.76      $  131.73
       9           55.13%            $15,513.28             42.58%            $14,257.77      $  137.03
      10           62.89%            $16,288.95             48.31%            $14,830.93      $  142.53
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,830.93
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,201.36

NATIONS MARSICO MIDCAP GROWTH FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.98%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.02%            $10,402.00      $   99.97
       2           10.25%            $11,025.00             8.20%            $10,820.16      $  103.99
       3           15.76%            $11,576.25            12.55%            $11,255.13      $  108.17
       4           21.55%            $12,155.06            17.08%            $11,707.59      $  112.52
       5           27.63%            $12,762.82            21.78%            $12,178.23      $  117.04
       6           34.01%            $13,400.96            26.68%            $12,667.80      $  121.75
       7           40.71%            $14,071.00            31.77%            $13,177.04      $  126.64
       8           47.75%            $14,774.55            37.07%            $13,706.76      $  131.73
       9           55.13%            $15,513.28            42.58%            $14,257.77      $  137.03
      10           62.89%            $16,288.95            48.31%            $14,830.93      $  142.53
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,830.93
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,201.36

NATIONS MARSICO 21ST CENTURY FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.14%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.86%            $10,386.00      $  116.20
       2           10.25%            $11,025.00             7.87%            $10,786.90      $  120.69
       3           15.76%            $11,576.25            12.03%            $11,203.27      $  125.34
       4           21.55%            $12,155.06            16.36%            $11,635.72      $  130.18
       5           27.63%            $12,762.82            20.85%            $12,084.86      $  135.21
       6           34.01%            $13,400.96            25.51%            $12,551.33      $  140.43
       7           40.71%            $14,071.00            30.36%            $13,035.82      $  145.85
       8           47.75%            $14,774.55            35.39%            $13,539.00      $  151.48
       9           55.13%            $15,513.28            40.62%            $14,061.60      $  157.32
      10           62.89%            $16,288.95            46.04%            $14,604.38      $  163.40
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,604.38
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,386.09

NATIONS SMALLCAP VALUE FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.07%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.93%            $10,393.00      $  109.10
       2           10.25%            $11,025.00              8.01%            $10,801.44      $  113.39
       3           15.76%            $11,576.25             12.26%            $11,225.94      $  117.85
       4           21.55%            $12,155.06             16.67%            $11,667.12      $  122.48
       5           27.63%            $12,762.82             21.26%            $12,125.64      $  127.29
       6           34.01%            $13,400.96             26.02%            $12,602.18      $  132.29
       7           40.71%            $14,071.00             30.97%            $13,097.44      $  137.49
       8           47.75%            $14,774.55             36.12%            $13,612.17      $  142.90
       9           55.13%            $15,513.28             41.47%            $14,147.13      $  148.51
      10           62.89%            $16,288.95             47.03%            $14,703.11      $  154.35
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,703.11
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,305.65

NATIONS SMALL COMPANY FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.93%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.07%            $10,407.00      $   94.89
       2           10.25%            $11,025.00              8.31%            $10,830.56      $   98.75
       3           15.76%            $11,576.25             12.71%            $11,271.37      $  102.77
       4           21.55%            $12,155.06             17.30%            $11,730.11      $  106.96
       5           27.63%            $12,762.82             22.08%            $12,207.53      $  111.31
       6           34.01%            $13,400.96             27.04%            $12,704.38      $  115.84
       7           40.71%            $14,071.00             32.21%            $13,221.44      $  120.56
       8           47.75%            $14,774.55             37.60%            $13,759.56      $  125.46
       9           55.13%            $15,513.28             43.20%            $14,319.57      $  130.57
      10           62.89%            $16,288.95             49.02%            $14,902.38      $  135.88
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,902.38
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,143.00

NATIONS GLOBAL VALUE FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.24%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.76%            $10,376.00      $  126.33
       2           10.25%            $11,025.00              7.66%            $10,766.14      $  131.08
       3           15.76%            $11,576.25             11.71%            $11,170.94      $  136.01
       4           21.55%            $12,155.06             15.91%            $11,590.97      $  141.12
       5           27.63%            $12,762.82             20.27%            $12,026.79      $  146.43
       6           34.01%            $13,400.96             24.79%            $12,479.00      $  151.94
       7           40.71%            $14,071.00             29.48%            $12,948.21      $  157.65
       8           47.75%            $14,774.55             34.35%            $13,435.06      $  163.58
       9           55.13%            $15,513.28             39.40%            $13,940.22      $  169.73
      10           62.89%            $16,288.95             44.64%            $14,464.37      $  176.11
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,464.37
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,499.97

NATIONS INTERNATIONAL VALUE FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.01%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.99%            $10,399.00      $  103.01
       2           10.25%            $11,025.00              8.14%            $10,813.92      $  107.13
       3           15.76%            $11,576.25             12.45%            $11,245.40      $  111.40
       4           21.55%            $12,155.06             16.94%            $11,694.09      $  115.84
       5           27.63%            $12,762.82             21.61%            $12,160.68      $  120.47
       6           34.01%            $13,400.96             26.46%            $12,645.89      $  125.27
       7           40.71%            $14,071.00             31.50%            $13,150.46      $  130.27
       8           47.75%            $14,774.55             36.75%            $13,675.17      $  135.47
       9           55.13%            $15,513.28             42.21%            $14,220.81      $  140.87
      10           62.89%            $16,288.95             47.88%            $14,788.22      $  146.50
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,788.22
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,236.24

NATIONS INTERNATIONAL EQUITY FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.97%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.03%            $10,403.00      $   98.95
       2           10.25%            $11,025.00              8.22%            $10,822.24      $  102.94
       3           15.76%            $11,576.25             12.58%            $11,258.38      $  107.09
       4           21.55%            $12,155.06             17.12%            $11,712.09      $  111.41
       5           27.63%            $12,762.82             21.84%            $12,184.09      $  115.90
       6           34.01%            $13,400.96             26.75%            $12,675.11      $  120.57
       7           40.71%            $14,071.00             31.86%            $13,185.91      $  125.43
       8           47.75%            $14,774.55             37.17%            $13,717.30      $  130.48
       9           55.13%            $15,513.28             42.70%            $14,270.11      $  135.74
      10           62.89%            $16,288.95             48.45%            $14,845.20      $  141.21
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,845.20
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,189.71

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.12%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.88%            $10,388.00      $  114.17
       2           10.25%            $11,025.00              7.91%            $10,791.05      $  118.60
       3           15.76%            $11,576.25             12.10%            $11,209.75      $  123.20
       4           21.55%            $12,155.06             16.45%            $11,644.69      $  127.98
       5           27.63%            $12,762.82             20.96%            $12,096.50      $  132.95
       6           34.01%            $13,400.96             25.66%            $12,565.84      $  138.11
       7           40.71%            $14,071.00             30.53%            $13,053.40      $  143.47
       8           47.75%            $14,774.55             35.60%            $13,559.87      $  149.03
       9           55.13%            $15,513.28             40.86%            $14,085.99      $  154.82
      10           62.89%            $16,288.95             46.33%            $14,632.53      $  160.82
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,632.53
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,363.17

NATIONS LARGECAP INDEX FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.14%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.86%             $10,486.00        $ 14.34
       2           10.25%             $11,025.00              9.96%             $10,995.62        $ 15.04
       3           15.76%             $11,576.25             15.30%             $11,530.01        $ 15.77
       4           21.55%             $12,155.06             20.90%             $12,090.37        $ 16.53
       5           27.63%             $12,762.82             26.78%             $12,677.96        $ 17.34
       6           34.01%             $13,400.96             32.94%             $13,294.11        $ 18.18
       7           40.71%             $14,071.00             39.40%             $13,940.20        $ 19.06
       8           47.75%             $14,774.55             46.18%             $14,617.69        $ 19.99
       9           55.13%             $15,513.28             53.28%             $15,328.11        $ 20.96
      10           62.89%             $16,288.95             60.73%             $16,073.06        $ 21.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 6,073.06
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $179.20

NATIONS MIDCAP INDEX FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.14%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.86%            $10,486.00      $ 14.34
       2           10.25%            $11,025.00             9.96%            $10,995.62      $ 15.04
       3           15.76%            $11,576.25            15.30%            $11,530.01      $ 15.77
       4           21.55%            $12,155.06            20.90%            $12,090.37      $ 16.53
       5           27.63%            $12,762.82            26.78%            $12,677.96      $ 17.34
       6           34.01%            $13,400.96            32.94%            $13,294.11      $ 18.18
       7           40.71%            $14,071.00            39.40%            $13,940.20      $ 19.06
       8           47.75%            $14,774.55            46.18%            $14,617.69      $ 19.99
       9           55.13%            $15,513.28            53.28%            $15,328.11      $ 20.96
      10           62.89%            $16,288.95            60.73%            $16,073.06      $ 21.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 6,073.06
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $179.20

NATIONS SMALLCAP INDEX FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.21%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.79%            $10,479.00      $ 21.50
       2           10.25%            $11,025.00              9.81%            $10,980.94      $ 22.53
       3           15.76%            $11,576.25             15.07%            $11,506.93      $ 23.61
       4           21.55%            $12,155.06             20.58%            $12,058.11      $ 24.74
       5           27.63%            $12,762.82             26.36%            $12,635.70      $ 25.93
       6           34.01%            $13,400.96             32.41%            $13,240.95      $ 27.17
       7           40.71%            $14,071.00             38.75%            $13,875.19      $ 28.47
       8           47.75%            $14,774.55             45.40%            $14,539.81      $ 29.84
       9           55.13%            $15,513.28             52.36%            $15,236.27      $ 31.26
      10           62.89%            $16,288.95             59.66%            $15,966.08      $ 32.76
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,966.08
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $267.83

NATIONS LARGECAP ENHANCED CORE FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.50%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.50%             $10,450.00        $ 51.13
       2           10.25%             $11,025.00              9.20%             $10,920.25        $ 53.43
       3           15.76%             $11,576.25             14.12%             $11,411.66        $ 55.83
       4           21.55%             $12,155.06             19.25%             $11,925.19        $ 58.34
       5           27.63%             $12,762.82             24.62%             $12,461.82        $ 60.97
       6           34.01%             $13,400.96             30.23%             $13,022.60        $ 63.71
       7           40.71%             $14,071.00             36.09%             $13,608.62        $ 66.58
       8           47.75%             $14,774.55             42.21%             $14,221.01        $ 69.57
       9           55.13%             $15,513.28             48.61%             $14,860.95        $ 72.70
      10           62.89%             $16,288.95             55.30%             $15,529.69        $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $628.23

NATIONS SHORT-TERM INCOME FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.48%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.52%            $10,452.00      $ 49.08
       2           10.25%            $11,025.00              9.24%            $10,924.43      $ 51.30
       3           15.76%            $11,576.25             14.18%            $11,418.21      $ 53.62
       4           21.55%            $12,155.06             19.34%            $11,934.32      $ 56.05
       5           27.63%            $12,762.82             24.74%            $12,473.75      $ 58.58
       6           34.01%            $13,400.96             30.38%            $13,037.56      $ 61.23
       7           40.71%            $14,071.00             36.27%            $13,626.86      $ 63.99
       8           47.75%            $14,774.55             42.43%            $14,242.79      $ 66.89
       9           55.13%            $15,513.28             48.87%            $14,886.57      $ 69.91
      10           62.89%            $16,288.95             55.59%            $15,559.44      $ 73.07
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,559.44
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $603.73

NATIONS INTERMEDIATE BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.61%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.39%            $10,439.00      $ 62.34
       2           10.25%            $11,025.00              8.97%            $10,897.27      $ 65.08
       3           15.76%            $11,576.25             13.76%            $11,375.66      $ 67.93
       4           21.55%            $12,155.06             18.75%            $11,875.05      $ 70.91
       5           27.63%            $12,762.82             23.96%            $12,396.37      $ 74.03
       6           34.01%            $13,400.96             29.41%            $12,940.57      $ 77.28
       7           40.71%            $14,071.00             35.09%            $13,508.66      $ 80.67
       8           47.75%            $14,774.55             41.02%            $14,101.69      $ 84.21
       9           55.13%            $15,513.28             47.21%            $14,720.75      $ 87.91
      10           62.89%            $16,288.95             53.67%            $15,367.00      $ 91.77
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,367.00
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $762.13

NATIONS BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.54%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.46%            $10,446.00      $ 55.20
       2           10.25%            $11,025.00              9.12%            $10,911.89      $ 57.67
       3           15.76%            $11,576.25             13.99%            $11,398.56      $ 60.24
       4           21.55%            $12,155.06             19.07%            $11,906.94      $ 62.92
       5           27.63%            $12,762.82             24.38%            $12,437.99      $ 65.73
       6           34.01%            $13,400.96             29.93%            $12,992.72      $ 68.66
       7           40.71%            $14,071.00             35.72%            $13,572.20      $ 71.73
       8           47.75%            $14,774.55             41.78%            $14,177.52      $ 74.92
       9           55.13%            $15,513.28             48.10%            $14,809.83      $ 78.27
      10           62.89%            $16,288.95             54.70%            $15,470.35      $ 81.76
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,470.35
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $677.10

NATIONS HIGH YIELD BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.83%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND     END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES        FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.17%            $10,417.00      $   84.73
       2           10.25%            $11,025.00              8.51%            $10,851.39      $   88.26
       3           15.76%            $11,576.25             13.04%            $11,303.89      $   91.94
       4           21.55%            $12,155.06             17.75%            $11,775.26      $   95.78
       5           27.63%            $12,762.82             22.66%            $12,266.29      $   99.77
       6           34.01%            $13,400.96             27.78%            $12,777.80      $  103.93
       7           40.71%            $14,071.00             33.11%            $13,310.63      $  108.27
       8           47.75%            $14,774.55             38.66%            $13,865.68      $  112.78
       9           55.13%            $15,513.28             44.44%            $14,443.88      $  117.48
      10           62.89%            $16,288.95             50.46%            $15,046.19      $  122.38
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,046.19
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,025.34

NATIONS SHORT-TERM MUNICIPAL INCOME FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.40%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.60%            $10,460.00      $ 40.92
       2           10.25%            $11,025.00              9.41%            $10,941.16      $ 42.80
       3           15.76%            $11,576.25             14.44%            $11,444.45      $ 44.77
       4           21.55%            $12,155.06             19.71%            $11,970.90      $ 46.83
       5           27.63%            $12,762.82             25.22%            $12,521.56      $ 48.98
       6           34.01%            $13,400.96             30.98%            $13,097.55      $ 51.24
       7           40.71%            $14,071.00             37.00%            $13,700.04      $ 53.60
       8           47.75%            $14,774.55             43.30%            $14,330.24      $ 56.06
       9           55.13%            $15,513.28             49.89%            $14,989.43      $ 58.64
      10           62.89%            $16,288.95             56.79%            $15,678.95      $ 61.34
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,678.95
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $505.18

NATIONS MUNICIPAL INCOME FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.60%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-    ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER    FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES    EXPENSES
       1            5.00%            $10,500.00              4.40%            $10,440.00       $ 61.32
       2           10.25%            $11,025.00              8.99%            $10,899.36       $ 64.02
       3           15.76%            $11,576.25             13.79%            $11,378.93       $ 66.83
       4           21.55%            $12,155.06             18.80%            $11,879.60       $ 69.78
       5           27.63%            $12,762.82             24.02%            $12,402.31       $ 72.85
       6           34.01%            $13,400.96             29.48%            $12,948.01       $ 76.05
       7           40.71%            $14,071.00             35.18%            $13,517.72       $ 79.40
       8           47.75%            $14,774.55             41.13%            $14,112.50       $ 82.89
       9           55.13%            $15,513.28             47.33%            $14,733.45       $ 86.54
      10           62.89%            $16,288.95             53.82%            $15,381.72       $ 90.35
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,381.72
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                            $750.02

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated

"BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400(1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

SYSTEMATIC ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500", "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

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

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

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

Where to find more information
(QUESTION MARK GRAPHIC)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

You'll find more information about Nations Funds Stock, International/Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.345.6611

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Fund Trust, 811-09645
COMPROZ-0805


                                                            (NATIONS FUNDS LOGO)

       State Municipal Bond Funds
       -------------------------------------------------------------------------
       Prospectus -- Class Z Shares
       August 1, 2005
(NATIONS FUNDS LOGO)

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND
NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND
NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN
 THIS PROSPECTUS ON PAGE 77.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds State Municipal Bond Funds. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

These Funds invest most of their assets in securities issued by one state and its public authorities and local governments, and are generally intended for residents of that state.

Each Fund focuses on the potential to earn income that is generally free from federal and state income tax by investing primarily in municipal securities.

Municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of municipal securities. There's always a risk that you'll lose money, or that you may not earn as much as you expect.

Because they invest primarily in securities issued by one state, and its public authorities and local governments, the Funds are considered to be non-diversified. This means the value of a Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The State Municipal Bond Funds may be suitable for you if:

  - you're looking for income

  - you want to reduce taxes on your investment

  - you have longer-term investment goals

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE
 ABOUT THE ADVISER STARTING
 ON PAGE 50.

--------------------------------------------------------------------------------


NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND              4
------------------------------------------------------------------
NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND                10
------------------------------------------------------------------
NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND                15
------------------------------------------------------------------
NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND               20
------------------------------------------------------------------
NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND         25
------------------------------------------------------------------
NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND         31
------------------------------------------------------------------
NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND                  37
------------------------------------------------------------------
NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND               43
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     48
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       50

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         54
  Distributions and taxes                                       60
  Legal matters                                                 62
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            63
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            72
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   77
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 50.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO CALIFORNIA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF CALIFORNIA

  - INCOME POTENTIAL: MODERATE

  - RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and California state individual income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of the securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, when there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. Government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which, in turn, generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. The current finances of California and its municipalities have improved during fiscal year 2004-05, in part due to an improved economy and higher employment rates, which increased tax revenue. California remains the state with the lowest credit rating, which increased tax revenue. California remains the state with the lowest credit rating, however. The Governor's Budget for 2005-06 projects a $6 billion deficit due to structural spending imbalances. The Governor proposes to cut program spending and to shift responsibility for certain obligations to make up the shortfall, but as of June 15, the State Legislature had not approved a final budget for the 2005-06 fiscal year. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               3.52%    2.48%



              *Year-to-date return as of June 30, 2005: 1.68%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2004:           3.14%
         WORST: 2ND QUARTER 2004:         -2.35%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                       2.48%     3.57%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS       2.31%     3.40%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                     3.01%     3.54%



         LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    3.02%     4.16%

      *THE INCEPTION DATE OF CLASS Z SHARES IS AUGUST 19, 2002. THE RETURN FOR
       THE INDEX SHOWN IS FROM AUGUST 31, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.18%
                                                                         -----



         Total annual Fund operating expenses                           0.73%



         Fee waivers and/or reimbursements                             (0.23)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $210      $383       $885

NATIONS FLORIDA INTERMEDIATE MUNICIPAL
BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 50.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO FLORIDA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

  - INCOME POTENTIAL: MODERATE

  - RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Florida state intangibles tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Florida Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Florida municipal obligations, which generally is free from federal income tax and Florida state intangibles tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the State's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities. In addition, unfunded State of Florida mandates, including, but not limited to, classroom size limits and increased security measures may have an adverse effect on the credit quality of certain of the issuers of Florida municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              14.31%    3.74%    7.21%    5.38%   -0.59%    8.27%    4.78%    6.77%    3.86%    2.32%



              *Year-to-date return as of June 30, 2005: 1.55%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST:1ST QUARTER 1995:            5.85%
         WORST: 2ND QUARTER 2004:         -2.25%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                               1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES    2.32%    5.18%     5.54%      5.16%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                     2.28%    5.17%     5.53%      5.16%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               2.83%    5.08%     5.45%      5.11%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                               3.02%    6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL
           BOND INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)         3.15%    6.61%     6.48%      6.00%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 11, 1992. THE RETURNS
       FOR THE INDICES SHOWN ARE FROM DECEMBER 31, 1992.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.12%
                                                                         -----



         Total annual Fund operating expenses                           0.67%



         Fee waivers and/or reimbursements                             (0.17)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $197      $356       $818

NATIONS GEORGIA INTERMEDIATE MUNICIPAL
BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 50.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF GEORGIA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Georgia state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Georgia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPG GRAPHIC)    PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Nations Georgia Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Georgia municipal obligations, which generally is free from federal income tax and Georgia state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Georgia and its municipalities, is more vulnerable to unfavorable developments in Georgia than funds that invest in municipal bonds of many different states. For example, the State's economy relies on various industries such as textiles, apparel, automobile production, real estate, tourism and construction. Adverse conditions affecting these industries could have an impact on Georgia municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              14.30%    3.65%    7.19%    5.59%   -1.32%    8.30%    5.55%    6.29%    4.35%    3.13%



              *Year-to-date return as of June 30, 2005: 1.61%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.57%
         WORST: 2ND QUARTER 2004          -2.10%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     3.13%     5.51%     5.64%      5.49%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         3.13%     5.51%     5.62%      5.46%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.45%     5.39%     5.53%      5.40%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.02%     6.18%     6.21%       --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              3.15%     6.61%     6.48%      6.21%

      *THE INCEPTION DATE OF CLASS Z SHARES IS MARCH 1, 1992. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM FEBRUARY 29, 1992.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.15%
                                                                         -----



         Total annual Fund operating expenses                           0.70%



         Fee waivers and/or reimbursements                             (0.20)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of 1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                       $51      $204      $370       $852

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 50.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF MARYLAND

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Maryland state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Maryland individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT
 OTHER RISKS OF INVESTING IN
 THIS FUND IN OTHER IMPORTANT
 INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Maryland Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Maryland municipal obligations, which generally is free from federal income tax and Maryland state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Maryland and its municipalities, is more vulnerable to unfavorable developments in Maryland than funds that invest in municipal bonds of many different states. For example, Maryland's economy is more reliant on the government and service sectors than other states throughout the United States, and is particularly sensitive to changes in federal employment and spending. Adverse conditions affecting these sectors could have an impact on Maryland municipal securities. In addition, a somewhat uneven recovery in the national economy, along with domestic and international developments, has had and could continue to have an adverse effect on Maryland's economy and fiscal integrity. Maryland enacted a balanced budget for fiscal year 2006 without increasing taxes by temporary transfers from reserves and spending cuts. However, Maryland still faces a structural deficit of approximately $570 million in fiscal 2007, which may require the State to increase taxes or further cut spending.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              13.84%    3.64%    6.76%    5.30%   -0.83%    8.55%    4.66%    7.74%    3.59%    1.74%



              *Year-to-date return as of June 30, 2005: 1.07%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.62%
         WORST: 2ND QUARTER 2004:         -2.27%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     1.74%     5.23%     5.43%      5.63%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         1.74%     5.23%     5.43%      5.59%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                2.47%     5.13%     5.35%      5.53%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.02%     6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              3.15%     6.61%     6.48%     6.67%

      *THE INCEPTION DATE OF CLASS Z SHARES IS SEPTEMBER 1, 1990. THE RETURNS
       FOR THE INDICES SHOWN ARE FROM THAT DATE.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.13%
                                                                         -----



         Total annual Fund operating expenses                           0.68%



         Fee waivers and/or reimbursements                             (0.18)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $199      $361       $830

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. JOHN TRENTACOSTE OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 50.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF NORTH CAROLINA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and North Carolina state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and North Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations North Carolina Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on North Carolina municipal obligations, which generally is free from federal income tax and North Carolina state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by North Carolina and its municipalities, is more vulnerable to unfavorable developments in North Carolina than funds that invest in municipal bonds of many different states. The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing and tourism. In recent years, services and trade (wholesale and retail) have continued to grow while agriculture and manufacturing have declined, particularly in the production of textile mill goods and furniture. While a portion of these declines is attributable to general economic conditions, much is related to increased competition from cheap foreign labor. In May 2005, the unemployment rate in North Carolina was 5.1 percent, the same as the national average of 5.1 percent. The State and its municipalities are constitutionally required to enact and maintain a balanced budget. North Carolina and many of its municipalities have been able to maintain balanced budgets for fiscal year 2005 primarily through reductions in services and expenditures. At the end of the 2003-2004 fiscal year, the State's tax revenues were $242 million more than projected. In spite of this excess, the State's General Fund expenditures exceeded revenues by $173 million. Accordingly, continued fiscal pressures, particularly Medicaid and school enrollment increases, and slow economic growth, have forced further budget cuts and spending reductions. No significant state tax increases are expected in fiscal year 2006, although several temporary tax increases that are scheduled to expire may be extended. North Carolina's bonds continue to receive a AAA rating from two major rating services, and Aa1 from a third, which in September 2004 revised the State's outlook to positive from stable. During the 2004 fiscal year, the State issued $1.159 billion in general obligation bonds (excluding refunding issues). At the end of fiscal year 2004, the State had general obligation bond debt of $4.98 billion. The State's total long-term debt outstanding of $5.54 billion was a 34.9% increase from the previous fiscal year-end. These factors could have a significant impact on North Carolina state and municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              14.14%    3.85%    7.22%    5.37%   -1.37%    8.59%    4.72%    8.13%    4.07%    3.07%



              *Year-to-date return as of June 30, 2005: 1.57%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.83%
         WORST: 2ND QUARTER 2004:         -1.95%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     3.07%     5.69%     5.71%      5.25%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         3.07%     5.69%     5.70%      5.22%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.42%     5.54%     5.59%      5.16%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTION FOR FEES, EXPENSES OR
           TAXES)                                3.02%     6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTION FOR
           FEES, EXPENSES OR TAXES)              3.15%     6.61%     6.48%      6.03%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 11, 1992. THE RETURNS
       FOR THE INDICES SHOWN ARE FROM NOVEMBER 30, 1992.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class Z
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.55%



         Other expenses                                                  0.13%
                                                                          ------



         Total annual Fund operating expenses                            0.68%



         Fee waivers and/or reimbursements                              (0.18)%
                                                                          ------



         Total net expenses(3)                                           0.50%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $199      $361       $830

NATIONS SOUTH CAROLINA INTERMEDIATE
MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 50.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF SOUTH CAROLINA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and South Carolina state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and South Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations South Carolina Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on South Carolina municipal obligations, which generally is free from federal income tax and South Carolina state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.
      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by South Carolina and its municipalities, is more vulnerable to unfavorable developments in South Carolina than funds that invest in municipal bonds of many different states. In recent years, South Carolina's economy, which has tended to depend upon the national economy, has primarily relied upon agriculture, manufacturing and related industries, tourism, business services, international trade industries, health care and durable goods manufacturing. Adverse conditions affecting any of these industries could have an impact on South Carolina municipal securities. The unemployment rate in South Carolina during 2003 was eight-tenths of one percent higher than that of the nation. General Fund Revenues for the fiscal year ended June 30, 2000 were $5.897 billion; for the fiscal year ended June 30, 2001 were $6.010 billion; for the fiscal year ended June 30, 2002 were $5.763 billion; for the fiscal year ended June 30, 2003 were $5.846 billion; and for the fiscal year ended June 30, 2004 were $5.116 billion; and for the fiscal year ended June 30, 2005 are estimated to be $5.509 billion.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              13.67%    3.96%    6.83%    5.54%   -1.12%    8.71%    5.02%    6.85%    5.27%    3.31%



              *Year-to-date return as of June 30, 2005: 1.91%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.23%
         WORST: 2ND QUARTER 2004:         -2.24%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     3.31%     5.82%     5.74%      5.51%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         3.25%     5.78%     5.71%      5.49%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.67%     5.68%     5.64%      5.44%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.02%     6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              3.15%     6.61%     6.48%      6.15%

      *THE INCEPTION DATE OF CLASS Z SHARES IS JANUARY 6, 1992. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM DECEMBER 31, 1991.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.12%
                                                                         -----



         Total annual Fund operating expenses                           0.67%



         Fee waivers and/or reimbursements                             (0.17)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $197      $356       $818

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 50.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TEXAS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Texas individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Texas Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Texas, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal securities, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Texas and its municipalities, is more vulnerable to unfavorable developments in Texas than funds that invest in municipal bonds of many different states. For example, important sectors of the State's economy include the oil and gas industry (including drilling, production, refining, chemicals and energy-related manufacturing) and high technology manufacturing (including computers, electronics and telecommunications equipment), along with an increasing emphasis on international trade. Each of these sectors has from time to time suffered from economic downturns. Adverse conditions in one or more of these sectors could have an adverse impact on Texas municipal securities. In addition, the Texas legislature has been attempting to reform the manner in which the State finances primary and secondary public school education. A majority of the funding for public school education has historically been derived from local sources through local property taxes. In the event that the State were to enact legislation that would require the State to finance a majority of the cost of primary and secondary public school education, any increased State expenditures, unless coupled with corresponding increases in State revenues, could have an adverse effect on the credit quality of certain issuers of Texas municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              12.93%    3.65%    7.12%    5.41%   -1.19%    8.53%    4.98%    7.32%    4.83%    3.22%



              *Year-to-date return as of June 30, 2005: 1.64%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           4.94%
         WORST: 2ND QUARTER 2004:         -1.98%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     3.22%     5.76%     5.62%      5.16%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         3.13%     5.74%     5.60%      5.13%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.56%     5.61%     5.52%      5.09%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.02%     6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              3.15%     6.61%     6.48%      6.00%

      *THE INCEPTION DATE OF CLASS Z SHARES IS JANUARY 12, 1993. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM DECEMBER 31, 1992.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.11%
                                                                         -----



         Total annual Fund operating expenses                           0.66%



         Fee waivers and/or reimbursements                             (0.16)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $195      $352       $807

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL
BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 50.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF VIRGINIA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Virginia state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Virginia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Virginia Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX-CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Virginia municipal obligations, which generally is free from federal income tax and Virginia state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Virginia and its municipalities, is more vulnerable to unfavorable developments in Virginia than funds that invest in municipal bonds of many different states. Traditionally, Virginia's economy has relied heavily upon industries such as agriculture (tobacco) and federal government-related employment. However, recent growth in the State's economy has been related to new businesses in high-technology and tourism industries. Adverse conditions affecting these industries could have a significant impact on Virginia municipal securities.


--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              13.39%    3.82%    6.83%    5.46%   -1.01%    8.70%    4.99%    7.79%    4.25%    3.01%



              *Year-to-date return as of June 30, 2005: 1.35%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.24%
         WORST: 2ND QUARTER 2004:         -1.88%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                     1 YEAR   5 YEARS   10 YEARS
         CLASS Z SHARES RETURNS BEFORE TAXES          3.01%    5.73%     5.66%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                              2.99%    5.72%     5.66%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES      3.40%    5.57%     5.56%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)               3.02%    6.18%     6.21%



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                         3.15%    6.61%     6.48%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.09%
                                                                         -----



         Total annual Fund operating expenses                           0.64%



         Fee waivers and/or reimbursements                             (0.14)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $191      $343       $785

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar quarter will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 60 calendar days following each quarter-end and will remain posted on the website until the Fund files its next Form N-CSR or Form N-Q.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rate for Nations California Intermediate Municipal Bond Fund is expected to be no more than 91%. You'll find the portfolio turnover rate for each other Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

  FUND                                                        PORTFOLIO MANAGERS
  NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND         WENDY NORMAN



  NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND            CHRIS ECKSTROM



  NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND            CHRIS ECKSTROM



  NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND           CHRIS ECKSTROM



  NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND     JOHN TRENTACOSTE



  NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND     CHRIS ECKSTROM



  NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND              WENDY NORMAN



  NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND           CHRIS ECKSTROM

                                                      BUSINESS EXPERIENCE
  PORTFOLIO MANAGER  LENGTH OF SERVICE WITH FUND      DURING PAST FIVE YEARS
  -----------------  -------------------------------  ----------------------------
  CHRIS ECKSTROM     NATIONS FLORIDA INTERMEDIATE     COLUMBIA MANAGEMENT --
                     MUNICIPAL BOND FUND SINCE        PORTFOLIO MANAGER SINCE 1998
                     DECEMBER 2004
                     NATIONS GEORGIA INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE
                     DECEMBER 2004
                     NATIONS MARYLAND INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE
                     NOVEMBER 2004
                     NATIONS SOUTH CAROLINA
                     INTERMEDIATE MUNICIPAL BOND
                     FUND SINCE APRIL 1998
                     NATIONS VIRGINIA INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE APRIL
                     1998



  WENDY NORMAN       NATIONS CALIFORNIA INTERMEDIATE  COLUMBIA MANAGEMENT --
                     MUNICIPAL BOND FUND SINCE        PORTFOLIO MANAGER SINCE 1993
                     NOVEMBER 2004
                     NATIONS TEXAS INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE 2000



  JOHN TRENTACOSTE   NATIONS NORTH CAROLINA           COLUMBIA MANAGEMENT --
                     INTERMEDIATE MUNICIPAL BOND      PORTFOLIO MANAGER SINCE 2000
                     FUND SINCE SEPTEMBER 2000

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND         0.40%        0.40%



  NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND            0.40%        0.40%



  NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND            0.40%        0.40%



  NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND           0.40%        0.40%



  NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND     0.40%        0.40%



  NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND     0.40%        0.40%



  NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND              0.40%        0.40%



  NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND           0.40%        0.40%




INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Fund obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO REFERRED TO AS A SELLING OR SERVICING AGENT. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

--------------------------------------------------------------------------------


The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, Inc. a fee of 0.15% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

The Adviser and Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.


In addition, the Adviser and Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING AND TRANSFERRING GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Class Z shares of the Funds. Here are some general rules about this class of shares:

  - Class Z shares are available to certain eligible investors. The eligible investors described below are subject to different minimum initial investment requirements. Eligible investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT


  - Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

  - Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent;

  - Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code; or

  - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 MINIMUM INITIAL INVESTMENT


  - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares;
    (ii) who held Primary A shares prior to the share class re-titling on August 22, 2005 (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by the Distributor;

  - Any trustee or director (or family member of a trustee or director) of any fund distributed by the Distributor;

  - Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

  - Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

  - Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

  - Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

  - The Funds reserve the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Funds also reserve the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

You'll find more information about buying, selling and exchanging Class Z shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions, or you need help placing an order.

Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Class Z shares. Certain financial institutions and intermediaries that offer Class Z shares may have policies that clients holding Class Z shares through the financial institution or intermediary will automatically have their holdings converted to Class A shares at the time that they move their relationship away from the financial institution or intermediary. Generally, no sales charges or other charges will apply to such a conversion, however an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion. In addition, Class A shares have higher operating costs which can reduce total returns.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

HOW SHARES ARE PRICED


All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND


The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED


Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class Z shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can exchange Class Z shares of a Fund for Class Z shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME,
THE POWER OF COMPOUNDING HAS
THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU
REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS


A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare distributions of net investment income daily and pay them monthly. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of our shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which may be subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions that come from a Fund's tax-exempt interest income are generally free from federal income tax. These distributions generally are not subject to state individual income tax (or other applicable state tax, like the Florida intangibles tax) if a Fund invests primarily in securities from that state or its subdivisions. For example, you generally won't be subject to California state individual income tax on distributions that come from Nations California Municipal Bond Fund's investments in California state and local municipal obligations. You may, however, be subject to other state and local taxes on these distributions. A portion of these distributions may also be subject to alternative minimum taxes. Texas doesn't impose state income tax.

Any distributions that come from taxable income or net realized capital gain are generally subject to tax. Distributions that come from any taxable interest income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, generally are taxable to you as long-term capital gain. An individual's net long-term capital gain is taxed at a maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Absent further legislation, those reduced rates of tax will expire after December 31, 2008.

No other Fund distributions are expected to qualify for reduced taxation under the Internal Revenue Code. Corporate shareholders generally will not be able to deduct any distributions from a Fund when determining their taxable income.

In general, all taxable distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any taxable distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CALIFORNIA INTERMEDIATE

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
MUNICIPAL BOND FUND

                                                     YEAR ENDED                        YEAR ENDED
  CLASS Z SHARES*                                     03/31/05                          03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $9.99                             $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                         0.33                              0.34
  Net realized and unrealized gain/(loss)
   on investments                                      (0.27)                             0.05
  Net increase/(decrease) in net asset
   value from operations                                0.06                              0.39
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.33)                            (0.34)
  Distributions from net realized gains                (0.11)                            (0.06)
  Total dividends and distributions                    (0.44)                            (0.40)
  Net asset value, end of period                       $9.61                             $9.99
  TOTAL RETURN++                                       0.59%                             3.99%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $116,533                          $128,957
  Ratio of operating expenses to average
   net assets                                         0.50(a)                           0.50%(a)
  Ratio of net investment income/(loss)
   to average net assets                               3.32%                             3.40%
  Portfolio turnover rate                               26%                               12%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                              0.78%                             0.74%

                                                     PERIOD ENDED
  CLASS Z SHARES*                                      03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                  $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                          0.22
  Net realized and unrealized gain/(loss)
   on investments                                        0.07
  Net increase/(decrease) in net asset
   value from operations                                 0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income                  (0.22)
  Distributions from net realized gains                 (0.07)
  Total dividends and distributions                     (0.29)
  Net asset value, end of period                        $10.00
  TOTAL RETURN++                                        2.94%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $124,009
  Ratio of operating expenses to average
   net assets                                         0.50%(a)+
  Ratio of net investment income/(loss)
   to average net assets                                3.61%+
  Portfolio turnover rate                                19%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                               0.77%+

* Nations California Intermediate Municipal Bond Fund Class Z shares commenced operations on August 19, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.87               $10.81               $10.55               $10.70
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.38                 0.41                 0.46                 0.50
  Net realized and unrealized gain/(loss)
    on investments                              (0.37)                0.06                 0.26                (0.15)
  Net increase/(decrease) in net asset
    value from operations                        0.01                 0.47                 0.72                 0.35
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.38)               (0.41)               (0.46)               (0.50)
  Distributions from net realized gains         (0.03)                 --                   --                   --
  Total dividends and distributions             (0.41)               (0.41)               (0.46)               (0.50)
  Net asset value, end of year                  $10.47               $10.87               $10.81               $10.55
  TOTAL RETURN++                                 0.07%                4.43%                6.94%                3.28%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $155,470             $205,937             $216,624             $211,928
  Ratio of operating expenses to average
    net assets(a)                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        3.57%                3.78%                4.29%                4.65%
  Portfolio turnover rate                         5%                   25%                  20%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.72%                0.71%                0.72%                0.73%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.34
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.50
  Net realized and unrealized gain/(loss)
    on investments                                0.37
  Net increase/(decrease) in net asset
    value from operations                         0.87
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.51)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.51)
  Net asset value, end of year                   $10.70
  TOTAL RETURN++                                  8.59%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $240,441
  Ratio of operating expenses to average
    net assets(a)                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.82%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.71%

* Effective April 1, 2001, Nations Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.61% to 4.65%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.98               $10.92               $10.69               $10.82
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.43                 0.45                 0.49                 0.50
  Net realized and unrealized gain/(loss)
    on investments                              (0.32)                0.06                 0.23                (0.13)
  Net increase/(decrease) in net asset
    value from operations                        0.11                 0.51                 0.72                 0.37
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.43)               (0.45)               (0.49)               (0.50)
  Total dividends and distributions             (0.43)               (0.45)               (0.49)               (0.50)
  Net asset value, end of year                  $10.66               $10.98               $10.92               $10.69
  TOTAL RETURN++                                 1.05%                4.73%                6.81%                3.50%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $114,652             $133,207             $150,797             $134,638
  Ratio of operating expenses to average
    net assets(a)                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        4.01%                4.08%                4.47%                4.65%
  Portfolio turnover rate                         8%                   11%                  15%                  6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.75%                0.73%                0.73%                0.76%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.42
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.51
  Net realized and unrealized gain/(loss)
    on investments                                0.40
  Net increase/(decrease) in net asset
    value from operations                         0.91
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.51)
  Total dividends and distributions              (0.51)
  Net asset value, end of year                   $10.82
  TOTAL RETURN++                                  8.93%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $128,158
  Ratio of operating expenses to average
    net assets(a)                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.80%
  Portfolio turnover rate                          10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.73%

* Effective April 1, 2001, Nations Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.61% to 4.65%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.23               $11.22               $10.84               $11.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.41                 0.45                 0.47                 0.50
  Net realized and unrealized gain/(loss)
    on investments                              (0.44)                --##                 0.38                (0.17)
  Net increase/(decrease) in net asset
    value from operations                       (0.03)                0.45                 0.85                 0.33
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.42)               (0.44)               (0.47)               (0.50)
  Total dividends and distributions             (0.42)               (0.44)               (0.47)               (0.50)
  Net asset value, end of year                  $10.78               $11.23               $11.22               $10.84
  TOTAL RETURN++                                (0.27)%               4.05%                7.95%                3.02%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $153,653             $188,400             $192,668             $172,600
  Ratio of operating expenses to average
    net assets                                 0.50%(a)             0.50%(a)             0.50%(a)             0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.79%                3.89%                4.22%                4.54%
  Portfolio turnover rate                         2%                   19%                  15%                  16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.73%                0.72%                0.72%                0.74%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.51
  Net realized and unrealized gain/(loss)
    on investments                                0.43
  Net increase/(decrease) in net asset
    value from operations                         0.94
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.51)
  Total dividends and distributions              (0.51)
  Net asset value, end of year                   $11.01
  TOTAL RETURN++                                  9.08%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $178,304
  Ratio of operating expenses to average
    net assets                                    0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.72%
  Portfolio turnover rate                          13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.71%

* Effective April 1, 2001, Nations Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.49% to 4.54%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
## Amount represents less than $0.01 per share.

NATIONS NORTH CAROLINA INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.87               $10.85               $10.43               $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.43                 0.44                 0.46                 0.49
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.02                 0.42                (0.16)
  Net increase/(decrease) in net asset
    value from operations                        0.13                 0.46                 0.88                 0.33
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.44)               (0.44)               (0.46)               (0.48)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.44)               (0.44)               (0.46)               (0.48)
  Net asset value, end of year                  $10.56               $10.87               $10.85               $10.43
  TOTAL RETURN++                                 1.19%                4.29%                8.59%                3.20%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $150,588             $192,537             $203,170             $176,671
  Ratio of operating expenses to average
    net assets                                 0.50%(a)             0.50%(a)               0.50%              0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.08%                4.02%                4.30%                4.58%
  Portfolio turnover rate                         6%                   20%                  9%                   13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.73%                0.72%                0.72%                0.74%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.21
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.49
  Net realized and unrealized gain/(loss)
    on investments                                0.37
  Net increase/(decrease) in net asset
    value from operations                         0.86
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.49)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.49)
  Net asset value, end of year                   $10.58
  TOTAL RETURN++                                  8.61%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $180,126
  Ratio of operating expenses to average
    net assets                                  0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.71%
  Portfolio turnover rate                          19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.71%

* Effective April 1, 2001, Nations North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.48% to 4.58%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SOUTH CAROLINA INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.79               $10.74               $10.50               $10.64
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.43                 0.45                 0.50                 0.52
  Net realized and unrealized gain/(loss)
    on investments                              (0.29)                0.13                 0.24                (0.14)
  Net increase/(decrease) in net asset
    value from operations                        0.14                 0.58                 0.74                 0.38
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.43)               (0.45)               (0.50)               (0.52)
  Distributions from net realized gains         (0.04)               (0.08)              (0.00)##                --
  Total dividends and distributions             (0.47)               (0.53)               (0.50)               (0.52)
  Net asset value, end of year                  $10.46               $10.79               $10.74               $10.50
  TOTAL RETURN++                                 1.36%                5.57%                7.16%                3.65%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $178,468             $200,249             $212,300             $207,645
  Ratio of operating expenses to average
    net assets(a)                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        4.05%                4.19%                4.64%                4.92%
  Portfolio turnover rate                         9%                   15%                  24%                  8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.72%                0.71%                0.71%                0.73%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.27
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.52
  Net realized and unrealized gain/(loss)
    on investments                                0.37
  Net increase/(decrease) in net asset
    value from operations                         0.89
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.52)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.52)
  Net asset value, end of year                   $10.64
  TOTAL RETURN++                                  8.85%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $217,513
  Ratio of operating expenses to average
    net assets(a)                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.95%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.70%

* Effective April 1, 2001, Nations South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 4.78% to 4.92%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TEXAS INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.62               $10.51               $10.19               $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.39                 0.41                 0.47                 0.50
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.11                 0.32                (0.16)
  Net increase/(decrease) in net asset
    value from operations                        0.09                 0.52                 0.79                 0.34
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.40)               (0.41)               (0.47)               (0.50)
  Distributions from net realized gains         (0.06)                 --                   --                   --
  Total dividends and distributions             (0.46)               (0.41)               (0.47)               (0.50)
  Net asset value, end of year                  $10.25               $10.62               $10.51               $10.19
  TOTAL RETURN++                                 0.86%                5.09%                7.92%                3.36%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $214,002             $248,306             $263,658             $265,882
  Ratio of operating expenses to average
    net assets(a)                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        3.80%                3.93%                4.54%                4.87%
  Portfolio turnover rate                         15%                  16%                  29%                  5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.71%                0.71%                0.71%                0.72%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.51
  Net realized and unrealized gain/(loss)
    on investments                                0.35
  Net increase/(decrease) in net asset
    value from operations                         0.86
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.51)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.51)
  Net asset value, end of year                   $10.35
  TOTAL RETURN++                                  8.78%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $286,949
  Ratio of operating expenses to average
    net assets(a)                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         5.00%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.70%

* Effective April 1, 2001, Nations Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.84% to 4.87%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.21               $11.18               $10.79               $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.43                 0.46                 0.48                 0.50
  Net realized and unrealized gain/(loss)
    on investments                              (0.33)                0.03                 0.39                (0.13)
  Net increase/(decrease) in net asset
    value from operations                        0.10                 0.49                 0.87                 0.37
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.43)               (0.46)               (0.48)               (0.50)
  Distributions from net realized gains         (0.02)              (0.00)##                --                   --
  Total dividends and distributions             (0.45)               (0.46)               (0.48)               (0.50)
  Net asset value, end of year                  $10.86               $11.21               $11.18               $10.79
  TOTAL RETURN++                                 0.94%                4.47%                8.21%                3.44%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $282,024             $280,515             $287,348             $237,459
  Ratio of operating expenses to average
    net assets                                 0.50%(a)             0.50%(a)             0.50%(a)             0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.94%                4.10%                4.36%                4.58%
  Portfolio turnover rate                         14%                  17%                  7%                   10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.69%                0.70%                0.70%                0.72%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.50
  Net realized and unrealized gain/(loss)
    on investments                                0.41
  Net increase/(decrease) in net asset
    value from operations                         0.91
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.50)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.50)
  Net asset value, end of year                   $10.92
  TOTAL RETURN++                                  8.92%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $252,741
  Ratio of operating expenses to average
    net assets                                    0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.73%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.70%

* Effective April 1, 2001, Nations Virginia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.49% to 4.58%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.50%            $10,450.00      $ 51.13
       2           10.25%            $11,025.00              9.20%            $10,920.25      $ 53.43
       3           15.76%            $11,576.25             14.12%            $11,411.66      $ 55.83
       4           21.55%            $12,155.06             19.25%            $11,925.19      $ 58.34
       5           27.63%            $12,762.82             24.62%            $12,461.82      $ 60.97
       6           34.01%            $13,400.96             30.23%            $13,022.60      $ 63.71
       7           40.71%            $14,071.00             36.09%            $13,608.62      $ 66.58
       8           47.75%            $14,774.55             42.21%            $14,221.01      $ 69.57
       9           55.13%            $15,513.28             48.61%            $14,860.95      $ 72.70
      10           62.89%            $16,288.95             55.30%            $15,529.69      $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $628.23

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.50%            $10,450.00      $ 51.13
       2           10.25%            $11,025.00              9.20%            $10,920.25      $ 53.43
       3           15.76%            $11,576.25             14.12%            $11,411.66      $ 55.83
       4           21.55%            $12,155.06             19.25%            $11,925.19      $ 58.34
       5           27.63%            $12,762.82             24.62%            $12,461.82      $ 60.97
       6           34.01%            $13,400.96             30.23%            $13,022.60      $ 63.71
       7           40.71%            $14,071.00             36.09%            $13,608.62      $ 66.58
       8           47.75%            $14,774.55             42.21%            $14,221.01      $ 69.57
       9           55.13%            $15,513.28             48.61%            $14,860.95      $ 72.70
      10           62.89%            $16,288.95             55.30%            $15,529.69      $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $628.23

NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.50%            $10,450.00      $ 51.13
       2           10.25%            $11,025.00              9.20%            $10,920.25      $ 53.43
       3           15.76%            $11,576.25             14.12%            $11,411.66      $ 55.83
       4           21.55%            $12,155.06             19.25%            $11,925.19      $ 58.34
       5           27.63%            $12,762.82             24.62%            $12,461.82      $ 60.97
       6           34.01%            $13,400.96             30.23%            $13,022.60      $ 63.71
       7           40.71%            $14,071.00             36.09%            $13,608.62      $ 66.58
       8           47.75%            $14,774.55             42.21%            $14,221.01      $ 69.57
       9           55.13%            $15,513.28             48.61%            $14,860.95      $ 72.70
      10           62.89%            $16,288.95             55.30%            $15,529.69      $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $628.23

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.50%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.50%            $10,450.00      $ 51.13
       2           10.25%            $11,025.00             9.20%            $10,920.25      $ 53.43
       3           15.76%            $11,576.25            14.12%            $11,411.66      $ 55.83
       4           21.55%            $12,155.06            19.25%            $11,925.19      $ 58.34
       5           27.63%            $12,762.82            24.62%            $12,461.82      $ 60.97
       6           34.01%            $13,400.96            30.23%            $13,022.60      $ 63.71
       7           40.71%            $14,071.00            36.09%            $13,608.62      $ 66.58
       8           47.75%            $14,774.55            42.21%            $14,221.01      $ 69.57
       9           55.13%            $15,513.28            48.61%            $14,860.95      $ 72.70
      10           62.89%            $16,288.95            55.30%            $15,529.69      $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $628.23

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.50%            $10,450.00      $ 51.13
       2           10.25%            $11,025.00              9.20%            $10,920.25      $ 53.43
       3           15.76%            $11,576.25             14.12%            $11,411.66      $ 55.83
       4           21.55%            $12,155.06             19.25%            $11,925.19      $ 58.34
       5           27.63%            $12,762.82             24.62%            $12,461.82      $ 60.97
       6           34.01%            $13,400.96             30.23%            $13,022.60      $ 63.71
       7           40.71%            $14,071.00             36.09%            $13,608.62      $ 66.58
       8           47.75%            $14,774.55             42.21%            $14,221.01      $ 69.57
       9           55.13%            $15,513.28             48.61%            $14,860.95      $ 72.70
      10           62.89%            $16,288.95             55.30%            $15,529.69      $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $628.23

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.50%            $10,450.00      $ 51.13
       2           10.25%            $11,025.00              9.20%            $10,920.25      $ 53.43
       3           15.76%            $11,576.25             14.12%            $11,411.66      $ 55.83
       4           21.55%            $12,155.06             19.25%            $11,925.19      $ 58.34
       5           27.63%            $12,762.82             24.62%            $12,461.82      $ 60.97
       6           34.01%            $13,400.96             30.23%            $13,022.60      $ 63.71
       7           40.71%            $14,071.00             36.09%            $13,608.62      $ 66.58
       8           47.75%            $14,774.55             42.21%            $14,221.01      $ 69.57
       9           55.13%            $15,513.28             48.61%            $14,860.95      $ 72.70
      10           62.89%            $16,288.95             55.30%            $15,529.69      $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $628.23

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.50%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.50%            $10,450.00      $ 51.13
       2           10.25%            $11,025.00             9.20%            $10,920.25      $ 53.43
       3           15.76%            $11,576.25            14.12%            $11,411.66      $ 55.83
       4           21.55%            $12,155.06            19.25%            $11,925.19      $ 58.34
       5           27.63%            $12,762.82            24.62%            $12,461.82      $ 60.97
       6           34.01%            $13,400.96            30.23%            $13,022.60      $ 63.71
       7           40.71%            $14,071.00            36.09%            $13,608.62      $ 66.58
       8           47.75%            $14,774.55            42.21%            $14,221.01      $ 69.57
       9           55.13%            $15,513.28            48.61%            $14,860.95      $ 72.70
      10           62.89%            $16,288.95            55.30%            $15,529.69      $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $628.23

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.50%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.50%            $10,450.00      $ 51.13
       2           10.25%            $11,025.00             9.20%            $10,920.25      $ 53.43
       3           15.76%            $11,576.25            14.12%            $11,411.66      $ 55.83
       4           21.55%            $12,155.06            19.25%            $11,925.19      $ 58.34
       5           27.63%            $12,762.82            24.62%            $12,461.82      $ 60.97
       6           34.01%            $13,400.96            30.23%            $13,022.60      $ 63.71
       7           40.71%            $14,071.00            36.09%            $13,608.62      $ 66.58
       8           47.75%            $14,774.55            42.21%            $14,221.01      $ 69.57
       9           55.13%            $15,513.28            48.61%            $14,860.95      $ 72.70
      10           62.89%            $16,288.95            55.30%            $15,529.69      $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $628.23

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage

Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie
Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.
REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Funds State Municipal Bond Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.345.6611

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
SMBPROZ-0805


                                                            (NATIONS FUNDS LOGO)

       Nations LifeGoal(R) Portfolios
       -------------------------------------------------------------------------
       Prospectus -- Class Z Shares
       August 1, 2005



(NATIONS FUNDS LOGO)

NATIONS LIFEGOAL(R)
GROWTH PORTFOLIO

NATIONS LIFEGOAL(R)
BALANCED GROWTH
PORTFOLIO

NATIONS LIFEGOAL(R)
INCOME AND GROWTH
PORTFOLIO

NATIONS LIFEGOAL(R)
INCOME PORTFOLIO

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 58.

YOUR INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS AND THE UNDERLYING FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations LifeGoal Portfolios. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

Unlike traditional mutual funds, which invest in individual securities, the Portfolios invest in a mix of Stock, International/Global Stock, Government & Corporate Bond and Money Market Funds using an asset allocation approach. Nations LifeGoal Income Portfolio also invests in Fixed Income Sector Portfolios and other individual securities like money market instruments, bonds and equities. These kinds of mutual funds are sometimes called "funds of funds."

ABOUT ASSET ALLOCATION

Asset allocation is the process of creating a diversified portfolio by investing in different asset classes -- for example, equity securities, fixed income securities and money market instruments -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how a Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large-, mid- and small-capitalization stocks or high yield and investment grade bonds, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall Portfolio volatility.

ABOUT THE PORTFOLIOS

Each Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The performance of each Portfolio depends on many factors, including its allocation strategy and the performance of the Funds and other securities it invests in. In general, the more a Nations LifeGoal Portfolio allocates to Stock, International/Global Stock Funds and equity securities, the greater the potential return and the greater the risk of a decline in share price. The more a Nations LifeGoal Portfolio allocates to Government & Corporate Bond Funds, fixed income securities, Money Market Funds and money market instruments generally, the greater the potential for price stability and the lower the potential return. There's always a risk, however, that you'll lose money or that you may not earn as much as you expect.

Nations LifeGoal Growth Portfolio focuses on long-term growth by normally allocating all of its assets to a mix of Funds which invest primarily in equity securities. Equities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk.

Nations LifeGoal Balanced Growth Portfolio focuses on long-term growth by normally allocating its assets to a balanced mix of Funds which invest in equity and fixed income securities. Fixed income securities have the potential to increase in value, because, when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

Nations LifeGoal Income and Growth Portfolio focuses on current income and modest growth. It normally allocates most of its assets to Funds which invest in fixed income securities, but may also allocate some assets to Funds that invest in equity securities. Over time, the return on this Portfolio may be lower than the return on the other Portfolios.

Nations LifeGoal Income Portfolio focuses on current income. It normally allocates a majority of its assets to Funds which invest in fixed income securities, but may also allocate some assets to Funds that invest in equities, money market instruments and individual securities.

IS LIFEGOAL RIGHT FOR YOU?

When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations LifeGoal Portfolios may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

You'll find a discussion of each Portfolio's investment objective, principal investment strategies and risks in the Portfolio descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolios, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolios
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 39.

--------------------------------------------------------------------------------


NATIONS LIFEGOAL GROWTH PORTFOLIO                                5
------------------------------------------------------------------
NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO                      11
------------------------------------------------------------------
NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO                    17
------------------------------------------------------------------
NATIONS LIFEGOAL INCOME PORTFOLIO                               23
------------------------------------------------------------------
ABOUT THE UNDERLYING FUNDS                                      30
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     36
------------------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                                  39

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         42
  Distributions and taxes                                       49
  Legal matters                                                 51
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            52
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            55
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   58
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS LIFEGOAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 39.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks capital appreciation through exposure to a variety of equity market segments.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests most of its assets in Class Z shares of Stock and
                   International/Global Stock Funds.

The team uses asset allocation as its principal investment approach. It:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  NATIONS LIFEGOAL GROWTH PORTFOLIO                       TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                          FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                  30-70%
    NATIONS VALUE FUND
    NATIONS STRATEGIC GROWTH FUND
    NATIONS MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                    10-30%
    NATIONS MIDCAP VALUE FUND
    NATIONS MARSICO MIDCAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                   5-20%
    NATIONS SMALLCAP VALUE FUND
    NATIONS SMALL COMPANY FUND
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                  10-30%
    NATIONS INTERNATIONAL VALUE FUND*
    NATIONS INTERNATIONAL EQUITY FUND
    NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL



  CONVERTIBLE SECURITIES FUND                                        0-20%
    NATIONS CONVERTIBLE SECURITIES FUND

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE TEAM INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.345.6611 FOR A COPY.

 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LifeGoal Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio allocates assets to Funds that may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. It general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE IS (BEFORE AND AFTER TAXES) NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               14.70%   12.74%   25.89%    4.58%   -14.07%  -20.64%  34.35%   14.49%



               *Year-to-date return as of June 30, 2005: -0.07%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           23.67%
         WORST: 3RD QUARTER 2002:         -18.76%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Class Z shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                      1 YEAR    5 YEARS   PORTFOLIO*
         CLASS Z SHARES RETURNS BEFORE TAXES           14.49%    1.87%       7.77%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               14.21%    0.44%       6.17%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO
           SHARES                                       9.42%    0.83%       5.88%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                    10.88%   -2.30%       8.52%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 15, 1996. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.25%
                                                                         ----



         Total annual Portfolio operating expenses                      0.25%
                                                                         ====



         Expense ratio of underlying Funds                              0.89%



         Net expense ratio including expenses of underlying Funds(2)    1.14%



         Gross expense ratio including expenses of underlying Funds     1.15%




      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)Includes the fees and expenses incurred by the Fund directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation, based on the respective expense ratios of the Underlying Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Underlying Fund in effect as of the end of its last fiscal year. Based on this allocation, the Fund's estimated indirect annual expenses would have been 0.89%. Such expense ratios ranged from 0.76% to 1.12%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $116     $364      $632      $1,397

NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 39.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks total return through a balanced portfolio of equity and fixed income securities.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests all of its assets in Class Z shares of a balanced mix of Stock, International/Global Stock and Government & Corporate Bond Funds.

The team uses asset allocation as its principal investment approach. It:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO              TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                          FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                  15-40%
    NATIONS VALUE FUND
    NATIONS STRATEGIC GROWTH FUND
    NATIONS MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                     5-15%
    NATIONS MIDCAP VALUE FUND
    NATIONS MARSICO MIDCAP GROWTH FUND




  SMALL-CAPITALIZATION STOCK FUNDS                                   5-15%
    NATIONS SMALLCAP VALUE FUND
    NATIONS SMALL COMPANY FUND
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                   5-15%
    NATIONS INTERNATIONAL VALUE FUND*
    NATIONS INTERNATIONAL EQUITY FUND
    NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL




  GOVERNMENT & CORPORATE BOND FUNDS                                 25-65%
    NATIONS SHORT-TERM INCOME FUND
    NATIONS BOND FUND



  CONVERTIBLE SECURITIES FUND                                        0-10%
    NATIONS CONVERTIBLE SECURITIES FUND



  HIGH YIELD BOND FUND                                               0-10%
    NATIONS HIGH YIELD BOND FUND

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE TEAM INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.


--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LifeGoal Balanced Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               11.42%   11.76%   14.56%    7.21%   -2.88%   -10.14%  24.43%   10.44%



               *Year-to-date return as of June 30, 2005: 0.33%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           12.53%
         WORST: 3RD QUARTER 2002:         -10.36%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Class Z shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/ Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR   5 YEARS   PORTFOLIO*
         CLASS Z SHARES RETURNS BEFORE TAXES           10.44%    5.15%      7.99%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                9.40%    3.48%      5.84%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO SHARES   6.90%    3.41%      5.59%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                    10.88%   -2.30%      8.52%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                    4.34%    7.71%      7.04%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 15, 1996. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                                   Class Z
         (Fees paid directly from your investment)                          Shares
         Maximum sales charge (load) imposed on purchases                    N/A



         Maximum deferred sales charge (load)                                N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                     0.25%
                                                                             -----



         Total annual Portfolio operating expenses                           0.25%
                                                                             =====



         Expense ratio of underlying Funds                                   0.79%



         Net expense ratio including expenses of underlying Funds(2)         1.04%




         Gross expense ratio including expenses of underlying Funds          1.05%





      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)Includes the fees and expenses incurred by the Fund directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation, based on the respective expense ratios of the Underlying Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Underlying Fund in effect as of the end of its last fiscal year. Based on this allocation, the Fund's estimated indirect annual expenses would have been 0.79%. Such expense ratios ranged from 0.48% to 1.12%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $106     $333      $578      $1,282

NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 39.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks current income and modest growth to protect against inflation and to preserve purchasing power.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests most of its assets in Class Z shares of
                   Government & Corporate Bond Funds, but may also invest in Nations Funds Stock,
                   International/Global Stock and Money Market Funds.

The team uses asset allocation as its principal investment approach. It:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO CAN INVEST   TARGET ALLOCATION FOR EACH
  IN:                                                       FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                    10-30%
    NATIONS VALUE FUND
    NATIONS STRATEGIC GROWTH FUND
    NATIONS MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                       0-10%
    NATIONS MIDCAP VALUE FUND
    NATIONS MARSICO MIDCAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                     0-10%
    NATIONS SMALLCAP VALUE FUND
    NATIONS SMALL COMPANY FUND
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                     0-10%
    NATIONS INTERNATIONAL VALUE FUND*
    NATIONS INTERNATIONAL EQUITY FUND
    NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL



  GOVERNMENT & CORPORATE BOND FUNDS                                   50-90%
    NATIONS SHORT-TERM INCOME FUND
    NATIONS BOND FUND



  CONVERTIBLE SECURITIES FUND                                          0-10%
    NATIONS CONVERTIBLE SECURITIES FUND



  HIGH YIELD BOND FUND                                                 0-15%
    NATIONS HIGH YIELD BOND FUND



  MONEY MARKET FUND                                                    0-20%
    NATIONS CASH RESERVES

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE TEAM INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

Nations LifeGoal Income and Growth Portfolio's target allocation for total investments in stock and international/global stock funds is 30%. The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LifeGoal Income and Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----
               8.73%   10.17%    6.11%    5.91%    2.63%   -3.41%   15.30%    6.67%



              *Year-to-date return as of June 30, 2005: 0.71%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           7.27%
         WORST: 3RD QUARTER 2002:         -4.32%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Class Z shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/ Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                      1 YEAR    5 YEARS   PORTFOLIO*
         CLASS Z SHARES RETURNS BEFORE TAXES            6.67%    5.25%      6.49%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                5.46%    3.72%      4.56%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO
           SHARES                                       4.48%    3.57%      4.39%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                    10.88%   -2.30%      8.52%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                           4.34%    7.71%      7.04%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 15, 1996. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.25%
                                                                        -----



         Total annual Portfolio operating expenses                      0.25%
                                                                        =====



         Expense ratio of underlying Funds                              0.66%




         Net expense ratio including expenses of underlying Funds(2)    0.91%




         Gross expense ratio including expenses of underlying Funds     0.93%





      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)Includes the fees and expenses incurred by the Fund directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation, based on the respective expense ratios of the Underlying Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Underlying Fund in effect as of the end of its last fiscal year. Based on this allocation, the Fund's estimated indirect annual expenses would have been 0.66%. Such expense ratios ranged from 0.20% to 1.12%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $93      $294      $513      $1,141




NATIONS LIFEGOAL INCOME PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 39.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks current income through investments primarily in fixed income and income-oriented equity securities consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests a majority of its assets in Class Z shares of
                   Government & Corporate Bond Funds, but may also invest in Stock and Money Market
                   Funds, Fixed Income Sector Portfolios advised by the Adviser and individual securities.

The team uses asset allocation as a primary investment approach. It:

  - allocates assets among Fund and individual security categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses Funds and individual securities within each category and the amount it will allocate to each, looking at each Fund's (or individual security's) historical returns, as well as the expected performance of the mix of Funds (or individual securities)

  - reviews the allocations to Funds and individual securities on an ongoing basis, and may change these allocations when it believes it's appropriate to do so

The actual amount invested in each Fund (or individual security) or category of Funds (or category of individual securities) may vary from the allocations set by the team, depending on how the Funds or individual securities perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund or individual security category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund or individual security categories

  - if there are fewer assets in a Fund or individual security category than in the target allocation, it may allocate money coming into the Portfolio to that Fund or security category

The Portfolio normally sells securities or a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

In addition to the individual securities identified on page 6, the Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may invest in futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Portfolio may invest in private placements to seek to enhance its yield. The Portfolio may gain additional exposure to these types of instruments through the Underlying Funds in which it may invest.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

  NATIONS LIFEGOAL INCOME PORTFOLIO
  CAN INVEST IN THE FOLLOWING FUNDS OR                    TARGET ALLOCATION FOR EACH
  INDIVIDUAL SECURITIES                                   CATEGORY:



  GOVERNMENT & CORPORATE BOND FUNDS                                 0-100%
    NATIONS SHORT-TERM INCOME FUND
    NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND
    NATIONS GOVERNMENT SECURITIES FUND
    NATIONS INTERMEDIATE BOND FUND
    NATIONS BOND FUND
    CORPORATE BOND PORTFOLIO
    MORTGAGE- & ASSET-BACKED PORTFOLIO



  HIGH YIELD BOND FUND                                               0-35%
    NATIONS HIGH YIELD BOND FUND



  MONEY MARKET FUND                                                  0-35%
    NATIONS CASH RESERVES



  CONVERTIBLE SECURITIES FUND                                        0-20%
    NATIONS CONVERTIBLE SECURITIES FUND



  STOCK FUNDS                                                        0-20%
    NATIONS VALUE FUND
    NATIONS MIDCAP VALUE FUND
    NATIONS SMALLCAP VALUE FUND



  INDIVIDUAL SECURITIES*                                            0-100%

*INDIVIDUAL SECURITIES INCLUDE, WITHOUT LIMITATION, THE FOLLOWING CATEGORIES:
 MONEY MARKET INSTRUMENTS, INVESTMENT GRADE BONDS AND NOTES, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, HIGH YIELD DEBT SECURITIES, INTERNATIONAL BONDS, INCOME-ORIENTED EQUITIES, CONVERTIBLE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS (OR REITS).

The team will invest a minimum of 50% of the Portfolio's investable assets in investment grade fixed income securities (either through an underlying Nations Fund or through individual securities). The team will invest no more than 30% of the Portfolio's investable assets in a combination of income-oriented equity securities and REITs, however, the team will not invest more than 20% of the Portfolio's investable assets in REITs. The team may substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THE PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LifeGoal Income Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve current income. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds or individual securities the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - INTEREST RATE RISK -- The Portfolio may allocate assets to fixed income securities or to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Portfolio may allocate assets to fixed income securities or to Funds that may invest in fixed income securities, which could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio may allocate assets to non-investment grade securities or to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio may allocate assets to derivatives or to Funds that use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio may allocate assets to convertible securities or to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - REBALANCING POLICY -- The actual amount in each Fund (or security) or category of Funds (or category of security) may vary from the target allocations set by the team. This could continue for some time.

      - STOCK MARKET RISK -- The Portfolio may allocate assets to stocks or to Funds that invest in stocks. The value of the income-oriented equities the Portfolio invests in directly and the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- The Portfolio may allocate assets to foreign securities or to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2004
               ----
               4.95%



              *Year-to-date return as of June 30, 2005: 0.35%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:           2.39%
         WORST: 2ND QUARTER 2004:         -0.98%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Class Z shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers U.S. Aggregate 1-3 Years Index, an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life, and the Blended 80% Lehman Brothers U.S. Aggregate 1-3 Years Index/ 20% Lehman Brothers U.S. High Yield Index. The Lehman Brothers U.S. High Yield Index is an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                              1 YEAR    PORTFOLIO*
         CLASS Z SHARES RETURNS BEFORE TAXES                    4.95%     6.66%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS    3.29%     5.01%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF PORTFOLIO SHARES                         3.22%     4.72%



         LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                               1.43%     2.11%



         BLENDED 80% LEHMAN BROTHERS U.S. AGGREGATE 1-3
           YEARS INDEX/20% LEHMAN BROTHERS U.S. HIGH YIELD
           INDEX                                                3.32%     4.65%

      *THE INCEPTION DATE OF CLASS Z SHARES IS SEPTEMBER 4, 2003. THE RETURNS
       FOR THE INDICES SHOWN ARE FROM AUGUST 31, 2003.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases, as a % of
         offering price                                                  N/A



         Maximum deferred sales charge (load) as a % of the lower of
         the original purchase price or net asset value                  N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees(2,3)                                           0.32%



         Distribution (12b-1) and shareholder servicing fees            0.00%



         Other expenses                                                 0.55%
                                                                         -----



         Total annual Portfolio operating expenses(4)                   0.87%



         Fee waivers and/or reimbursements(5)                          (0.45)%
                                                                         -----



         Total net expenses                                             0.42%
                                                                         =====



         Expense ratio of underlying Funds                              0.49%



         Net expense ratio including expenses of underlying Funds(6)    0.91%



         Gross expense ratio including expenses of underlying Funds     1.37%

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)Actual management fees will be charged to the Portfolio based on a weighted average of the underlying assets of the Portfolio. No management fee will be charged on assets invested in Class Z shares of Nations Funds Government & Corporate Bond, Stock and Money Market Funds. Management fees on assets invested in individual securities and the Corporate Bond and the Mortgage- and Asset-Backed Securities Portfolios of the Fixed Income Sector Portfolios will be charged at rates of 0.50%, less a 0.10% waiver.

      (3)The Fund pays an investment advisory fee of 0.09% and an administration fee of 0.23%.

      (4)The total annual Portfolio operating expenses are based on an asset allocation of 85% to Underlying Funds and 15% to Fixed Income Sector Portfolios, which is the allocation expected as of the date of this prospectus. This allocation, however, will change over time. Depending upon the allocation, the lowest and highest total annual operating expense ratio for the Portfolio's Class Z shares could be 0.78% and 1.28%, respectively.

      (5)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after July 31, 2006.

      (6)Includes the fees and expenses incurred by the Fund directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation, based on the respective expense ratios of the Underlying Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Underlying Fund in effect as of the end of its last fiscal year. Based on this allocation, the Fund's estimated indirect annual expenses would have been 0.49%. Such expense ratios ranged from 0.20% to 0.84%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time. The Portfolio will not incur these indirect expenses on the portion of its assets invested in individual securities.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

        - the waivers and/or reimbursements shown above expire on July 31, 2006 and are not reflected in the 3, 5 and 10 year examples.

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $93      $389      $706      $1,606

About the Underlying Funds


The table starting on the next page is a brief overview of the objectives and principal investments of the Underlying Funds in which the Nations LifeGoal Portfolios invest. Each Portfolio invests in a different mix of Underlying Funds. You'll find the mix of Underlying Funds and target allocations for each Portfolio starting on page 5.

The team can substitute or add other Funds to this table at any time, including Funds introduced after the date of this prospectus.

FOR MORE INFORMATION

You'll find more detailed information about each Fund's investment strategies and risks in its prospectus and in its SAI. Please call us at 1.800.345.6611 for copies.

                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------
STOCK FUNDS
Nations Value Fund                    Growth of capital by investing in companies    - at least 80% of its assets in common
                                      that are believed to be undervalued.           stocks of U.S. companies. The Fund
                                                                                       generally invests in companies in a
                                                                                       broad range of industries with market
                                                                                       capitalizations of at least $1 billion
                                                                                       and daily trading volumes of at least $3
                                                                                       million. Effective September 23, 2005,
                                                                                       under normal circumstances, the Fund
                                                                                       will invest at least 80% of its assets
                                                                                       in large capitalization companies whose
                                                                                       market capitalizations are within the
                                                                                       range of the companies within the
                                                                                       Russell 1000 Value Index.
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities
                                                                                     - may invest in real estate investment
                                                                                     trusts

Nations Strategic Growth Fund         Long-term growth of capital.                   Nations Strategic Growth Master Portfolio.
                                                                                     The Master Portfolio invests:
                                                                                     - at least 65% of its assets in common
                                                                                     stocks of companies that it selects from
                                                                                       among major industry sectors. Effective
                                                                                       September 23, 2005, under normal
                                                                                       circumstances, the Master Portfolio will
                                                                                       invest at least 80% of its assets in
                                                                                       large capitalization companies whose
                                                                                       market capitalizations are within the
                                                                                       range of the companies within the S&P
                                                                                       Index.
                                                                                     - The securities the Master Portfolio
                                                                                     normally holds include common stocks,
                                                                                       preferred stocks and convertible
                                                                                       securities
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities

Nations Marsico Focused Equities      Long-term growth of capital.                   Nations Marsico Focused Equities Master
  Fund                                                                               Portfolio. The Master Portfolio invests:
                                                                                     - at least 80% of its assets in equity
                                                                                     securities. The investments mostly consist
                                                                                       of equity securities of large
                                                                                       capitalization companies with a market
                                                                                       capitalization of $4 billion or more.
                                                                                       The Master Portfolio, which is non-
                                                                                       diversified, generally holds a core
                                                                                       position of 20 to 30 common stocks that
                                                                                       are selected for their long-term growth
                                                                                       potential
                                                                                     - up to 25% of its assets in foreign
                                                                                       securities

Nations MidCap Value Fund             Long-term growth of capital with income as     - at least 80% of its assets in equity
                                      a secondary consideration.                     securities of U.S. companies whose market
                                                                                       capitalizations are within the range of
                                                                                       the companies within the Russell MidCap
                                                                                       Value Index and that are believed to
                                                                                       have the potential for long-term growth
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities
                                                                                     - may invest in real estate investment
                                                                                     trusts

Nations Marsico MidCap Growth Fund    Long-term growth of capital by investing       - at least 80% of its assets in U.S.
                                      primarily in equity securities.                companies whose market capitalizations are
                                                                                       within the range of companies within the
                                                                                       Russell MidCap Growth Index and that are
                                                                                       believed to have the potential for
                                                                                       long-term growth. The Fund generally
                                                                                       holds 35 to 50 equity securities


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------
Nations SmallCap Value Fund           Long-term growth of capital by investing in    Nations SmallCap Value Master Portfolio.
                                      companies believed to be undervalued.          The Master Portfolio invests:
                                                                                     - at least 80% of its assets in equity
                                                                                     securities of U.S. companies whose market
                                                                                       capitalizations are within the range of
                                                                                       the companies within the Russell 2000
                                                                                       Value Index and that are believed to
                                                                                       have the potential for long-term growth

Nations Small Company Fund            Long-term capital growth by investing          Nations Small Company Master Portfolio.
                                      primarily in equity securities.                The Master Portfolio invests:
                                                                                     - at least 80% of its assets in companies
                                                                                     with a market capitalization of $2 billion
                                                                                       or less.

Columbia Acorn USA                    Long term growth of capital.                   - at least 80% of its assets in U.S.
                                                                                     companies with market capitalizations of
                                                                                       less than $5 billion at the time of
                                                                                       initial purchase.

INTERNATIONAL/GLOBAL STOCK FUNDS

Nations International Value Fund      Long-term capital appreciation by investing    Nations International Value Master
  (closed to new investments)         primarily in equity securities of foreign      Portfolio. The Master Portfolio invests:
                                      issuers, including emerging markets            - at least 65% of its assets in foreign
                                      countries.                                       companies anywhere in the world that
                                                                                       have a market capitalization of more
                                                                                       than $1 billion at the time of
                                                                                       investment. The Master Portfolio
                                                                                       typically invests in at least three
                                                                                       countries other than the United States
                                                                                       at any one time

Nations International Equity Fund     Long-term capital growth by investing          Nations International Equity Master
                                      primarily in equity securities of non-U.S.     Portfolio. The Master Portfolio invests:
                                      companies in Europe, Australia, the Far        - at least 80% of its assets in equity
                                      East and other regions, including              securities of established companies
                                      developing countries.                            located in at least three countries
                                                                                       other than the United States. The
                                                                                       investment managers select countries,
                                                                                       including emerging market or developing
                                                                                       countries, that they believe have the
                                                                                       potential for growth
                                                                                     - primarily in equity securities, which
                                                                                     may include equity interests in foreign
                                                                                       investment funds or trusts, convertible
                                                                                       securities, real estate investment trust
                                                                                       securities and depositary receipts

Nations Marsico International         Long-term growth of capital.                   Nations Marsico International
  Opportunities Fund                                                                 Opportunities Master Portfolio. The Master
                                                                                     Portfolio invests:
                                                                                     - at least 65% of its assets in common
                                                                                     stocks of foreign companies selected for
                                                                                       their long-term growth potential. While
                                                                                       the Master Portfolio may invest in
                                                                                       companies of any size, it focuses on
                                                                                       large companies. The Master Portfolio
                                                                                       normally invests in issuers from at
                                                                                       least three countries other than the
                                                                                       United States and generally holds a core
                                                                                       position of 35 to 50 common stocks


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------
Columbia Acorn International          Long-term growth of capital.                   - the majority (under normal market
                                                                                     conditions, at least 75%) of its assets in
                                                                                       the stocks of foreign companies based in
                                                                                       developed markets
                                                                                     - the stocks of companies based outside
                                                                                     the U.S. with market capitalizations of
                                                                                       less than $5 billion at the time of
                                                                                       initial purchase

CONVERTIBLE SECURITIES FUND
Nations Convertible Securities        Total investment return, comprised of          - At least 80% of its assets in
  Fund                                current income and capital appreciation,       convertible securities. Most convertible
                                      consistent with prudent investment risk.         securities are issued by U.S. issuers
                                                                                       and are not investment grade
                                                                                     - the Fund may invest in common stocks
                                                                                     - the Fund may invest up to 15% of its
                                                                                     assets in Eurodollar convertible
                                                                                       securities
                                                                                     - The team generally chooses convertible
                                                                                       securities that are rated at least "B"
                                                                                       by a nationally recognized statistical
                                                                                       rating organization but may choose
                                                                                       unrated securities if it believes they
                                                                                       are of comparable quality at the time of
                                                                                       investment

GOVERNMENT & CORPORATE BOND
  FUNDS
Nations Short-Term Income Fund        High current income consistent with minimal    - at least 65% of its total assets in
                                      fluctuations of principal.                     investment grade fixed income securities.
                                                                                       The team may choose unrated securities
                                                                                       if it believes they are of comparable
                                                                                       quality to investment grade securities
                                                                                       at the time of investment. Effective
                                                                                       September 23, 2005, under normal
                                                                                       circumstances, the Fund will invest at
                                                                                       least 80% of its assets in bonds
                                                                                     - corporate debt securities, including
                                                                                     bonds, notes and debentures,
                                                                                       mortgage-related securities issued by
                                                                                       governments, asset-backed securities or
                                                                                       U.S. government obligations

Nations Short-Intermediate            High current income consistent with modest     - at least 80% of its assets in U.S.
  Government Fund                     fluctuation of principal.                      government obligations and repurchase
                                                                                       agreements secured by those securities.
                                                                                       It may invest in mortgage-related
                                                                                       securities issued or backed by the U.S.
                                                                                       government, its agencies or
                                                                                       instrumentalities, or corporations

Nations Government Securities Fund    High current income consistent with            - at least 80% of its assets in U.S.
                                      moderate fluctuation of principal.             government obligations and repurchase
                                                                                       agreements secured by those securities
                                                                                     - mortgage-backed securities, asset-backed
                                                                                       securities and corporate debt securities
                                                                                       that are rated investment grade at the
                                                                                       time of investment


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------
Nations Intermediate Bond Fund        Obtain interest income and capital             Nations Intermediate Bond Master
                                      appreciation.                                  Portfolio. The Master Portfolio invests:
                                                                                     - at least 80% of its assets in bonds. The
                                                                                       Master Portfolio normally invests at
                                                                                       least 65% of its assets in intermediate
                                                                                       and longer-term fixed income securities
                                                                                       that are rated investment grade. The
                                                                                       Master Portfolio can invest up to 35% of
                                                                                       its assets in mortgage-backed
                                                                                       securities, including collateralized
                                                                                       mortgage obligations (CMOs), that are
                                                                                       backed by the U.S. government, its
                                                                                       agencies or instrumentalities, or
                                                                                       corporations

Nations Bond Fund                     Total return by investing in investment        - at least 80% of its assets in bonds
                                      grade fixed income securities.                 - at least 65% of its assets in investment
                                                                                     grade fixed income securities. The
                                                                                       portfolio management team may choose
                                                                                       unrated securities if it believes they
                                                                                       are of comparable quality to investment
                                                                                       grade securities at the time of
                                                                                       investment
                                                                                     - corporate debt securities, including
                                                                                     bonds, notes and debentures, U.S.
                                                                                       government obligations, foreign debt
                                                                                       securities denominated in U.S. dollars,
                                                                                       mortgage-related securities,
                                                                                       asset-backed securities or municipal
                                                                                       securities

Corporate Bond Portfolio              Maximize total return consistent with          - at least 80% of its assets in corporate
                                      investing at least 80% of its assets in a      debt securities (rated BBB or better)
                                      diversified portfolio of corporate bonds.        including foreign debt securities
                                                                                       denominated in U.S. dollars and
                                                                                       asset-backed securities. Normally, the
                                                                                       Portfolio's average dollar-weighted
                                                                                       maturity will be between five and
                                                                                       fifteen years and its duration will be
                                                                                       between four and seven years


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------

Mortgage- & Asset-Backed Portfolio    Maximize total return consistent with          - at least 80% of its assets in
                                      investing at least 80% of its assets in a      mortgage-related securities or other
                                      diversified portfolio of mortgage- and           asset-backed securities.
                                      other asset-backed securities.                   Mortgage-related securities may include
                                                                                       U.S. government obligations, or
                                                                                       securities that are issued or guaranteed
                                                                                       by private issuers, including
                                                                                       collateralized mortgage obligations,
                                                                                       commercial mortgage-backed securities,
                                                                                       and mortgage-backed securities that are
                                                                                       traded on a to-be-announced basis.
                                                                                       Asset-backed securities may include
                                                                                       bonds backed by automobile or credit
                                                                                       card receivables, equipment leases, home
                                                                                       equity loans, manufactured housing
                                                                                       loans, stranded utility costs,
                                                                                       collateralized debt obligations, and
                                                                                       other types of consumer loan or lease
                                                                                       receivables. All investments in
                                                                                       mortgage-backed and other asset-backed
                                                                                       securities will normally be rated
                                                                                       investment grade by one or more
                                                                                       nationally recognized statistical rating
                                                                                       agencies. The portfolio manager may
                                                                                       choose unrated securities it believes
                                                                                       are of comparable quality at the time of
                                                                                       investment. Normally, the Portfolio's
                                                                                       average dollar-weighted maturity will be
                                                                                       between two and eight years and its
                                                                                       duration will be between one and five
                                                                                       years

HIGH YIELD BOND FUND
Nations High Yield Bond Fund          Maximum income by investing in a               Nations High Yield Bond Master Portfolio.
                                      diversified portfolio of high yield debt       The Master Portfolio invests:
                                      securities.                                    - at least 80% of its assets in domestic
                                                                                     and foreign corporate high yield debt
                                                                                       securities which are not rated
                                                                                       investment grade but generally will be
                                                                                       rated "BB" or "B" by Standard & Poor's
                                                                                       Corporation
                                                                                     - primarily in U.S. government
                                                                                     obligations, zero-coupon bonds, as well as
                                                                                       domestic corporate high yield debt
                                                                                       securities and U.S. dollar-denominated
                                                                                       foreign corporate high yield debt
                                                                                       securities, both of which include
                                                                                       private placements
                                                                                     - up to 20% of its assets in equity
                                                                                     securities which may include convertible
                                                                                       securities

MONEY MARKET FUND
Nations Cash Reserves                 Preservation of principal value and            - money market instruments, including
                                      maintenance of a high degree of liquidity        commercial paper, bank obligations,
                                      while providing current income.                  short- term debt securities, short-term
                                                                                       taxable municipal securities, repurchase
                                                                                       agreements secured by first-tier
                                                                                       securities, U.S. government obligations
                                                                                       or U.S. Treasury obligations


Other important information
(LINE GRAPH GRAPHIC)

--------------------------------------------------------------------------------

YOU'LL FIND SPECIFIC INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS IN THE DESCRIPTIONS STARTING ON PAGE 5.

--------------------------------------------------------------------------------


The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Portfolio or Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.
        Each Portfolio that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolios or any Fund may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds and the Portfolios may invest their assets in Nations Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds and the Portfolios for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Portfolio may temporarily hold up to 100% of its assets in Nations Cash Reserves, a money market fund, to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Portfolios and the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios and the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Portfolio or Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Portfolio in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Nations LifeGoal Income Portfolio may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables when the Portfolio invests in individual securities. These transaction costs are made up of all the costs that are associated with trading securities for the Portfolio's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Portfolio's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Portfolios are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Portfolios described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The Adviser's Investment Strategies Team is responsible for making the day-to-day investment decisions for each Portfolio.

The table below tells you which portfolio manager is responsible for making the day-to-day investment decisions for each Portfolio. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

  PORTFOLIO                                                           PORTFOLIO MANAGER
  NATIONS LIFEGOAL GROWTH PORTFOLIO                                   VIKRAM KURIYAN



  NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO                          VIKRAM KURIYAN



  NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO                        VIKRAM KURIYAN



  NATIONS LIFEGOAL INCOME PORTFOLIO                                   VIKRAM KURIYAN

                              LENGTH OF SERVICE               BUSINESS EXPERIENCE
  PORTFOLIO MANAGER             WITH THE FUND             DURING THE PAST FIVE YEARS
  VIKRAM KURIYAN        NATIONS LIFEGOAL                 COLUMBIA
                        GROWTH PORTFOLIO                 MANAGEMENT--PORTFOLIO MANAGER
                        SINCE AUGUST 2004                SINCE 2000



                        NATIONS LIFEGOAL
                        BALANCED GROWTH PORTFOLIO
                        SINCE AUGUST 2004



                        NATIONS LIFEGOAL
                        INCOME AND GROWTH PORTFOLIO
                        SINCE AUGUST 2004



                        NATIONS LIFEGOAL INCOME
                        PORTFOLIO
                        SINCE AUGUST 2004

The Portfolio pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. The Adviser has also agreed to pay all other Portfolio expenses, except taxes, brokerage fees and commissions, extraordinary expenses, and any distribution (12b-1), shareholder servicing or shareholder administration fees for the Portfolios except Nations LifeGoal Income Portfolio.

The Adviser has agreed to waive fees and/or reimburse expenses for Nations LifeGoal Income Portfolio until July 31, 2006. You'll find a discussion of any waivers and/or expense reimbursements in the Portfolio descriptions. There is no assurance that the Adviser will waive fees and/or reimburse expenses after this date.

The following chart shows the maximum advisory fee the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Portfolios' last fiscal year. Certain Portfolios have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Portfolios for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS LIFEGOAL GROWTH PORTFOLIO                           0.25%        0.25%



  NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO                  0.25%        0.25%



  NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO                0.25%        0.25%



  NATIONS LIFEGOAL INCOME PORTFOLIO                           0.50%*       0.09%

*Actual management fees will be charged to the Portfolio based on a weighted average of the underlying assets of the Portfolio. No management fee will be charged on assets invested in Class Z shares of Nations Funds Government & Corporate Bond, Stock and Money Market Funds. Management fees on assets invested in individual securities and the Corporate Bond and the Mortgage- and Asset-Backed Securities Portfolios of the Fixed Income Sector Portfolios will be charged at rates of 0.50%, less a 0.10% waiver.

INVESTMENT SUB-ADVISERS

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and Nations Funds have applied for relief from the SEC to permit the Portfolios to act on many of the Adviser's recommendations with approval only by the Board and not by Portfolio shareholders. The Adviser or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


The Portfolios are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer.

The Adviser and Distributor may pay significant amounts from their own assets to selling or servicing agents of the Portfolios for distribution-related activities or other services they provide. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Portfolios, including, for example, presenting Portfolios on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Portfolio shares or allocate or invest client assets among different investment options.


In addition, the Adviser and Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Portfolios and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Portfolios, and is responsible for overseeing the administrative operations of the Portfolios. Columbia Management Advisors, Inc. does not receive any fees for the administrative services it provides to the Portfolios, except for Nations LifeGoal Income Portfolio. Nations LifeGoal Income Portfolio pays Columbia Management Advisors, Inc. a maximum fee of 0.23% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Class Z shares of the Portfolios. Here are some general rules about this class of shares:

  - Class Z shares are available to certain eligible investors. The eligible investors described below are subject to different minimum initial investment requirements. Eligible investors and their applicable investment minimums are as follows:

 NO MINIMUM INITIAL INVESTMENT


  - Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

  - Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent;

  - Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code; or

  - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

 $1,000 MINIMUM INITIAL INVESTMENT


  - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares;
    (ii) who held Primary A shares prior to the share class re-titling on August 22, 2005 (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by the Distributor;

  - Any trustee or director (or family member of a trustee or director) of any fund distributed by the Distributor;

  - Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

  - Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

  - Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

  - Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

The Funds reserve the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Funds also reserve the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


You'll find more information about buying, selling and exchanging Class Z shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Portfolios also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions, or you need help placing an order.

Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Class Z shares. Certain financial institutions and intermediaries that offer Class Z shares may have policies that clients holding Class Z shares through the financial institution or intermediary will automatically have their holdings converted to Class A shares at the time that they move their relationship away from the financial institution or intermediary. Generally, no sales charges or other charges will apply to such a conversion, however an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion. In addition, Class A shares have higher operating costs which can reduce total returns.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Portfolio's or Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio or Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolios are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolios to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios or Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Portfolio or Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Portfolio are not affected by any of these limits. For these purposes, a "round trip" is a purchase by any means into a Portfolio or Fund followed by a redemption, of any amount, by any means out of the same Portfolio or Fund. Under this definition, a exchange into a Portfolio or Fund followed by a exchange out of the same Portfolio or Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Portfolio or Fund which may result in certain shareholders being able to market time a Portfolio or Fund while the shareholders in that Fund bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

HOW SHARES ARE PRICED

All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Portfolio at the end of each business day. The net asset value per share of a Portfolio is based on the net asset value per share of the Nations Funds the Portfolio invests in.

We calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Portfolios, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class Z shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES      EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Portfolio to buy shares of another Portfolio or Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Class Z shares of a Portfolio for Class Z shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Portfolios normally declare and pay distributions of net investment income quarterly, and distribute any net realized capital gain at least once a year. The Portfolios may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Portfolio usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Portfolio shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Portfolio.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the realized gain. This distribution is also subject to tax. The Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------

HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Portfolio's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Portfolio's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges. Also, if you're an individual Portfolio shareholder, your distributions attributable to dividends received by the Portfolio from certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS LIFEGOAL GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.30                $7.82               $10.68               $10.38
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.07                 0.05                 0.04                 0.03
  Net realized and unrealized gain/(loss)
    on investments                               0.96                 3.46                (2.87)                0.31
  Net increase/(decrease) in net assets
    resulting from investment operations         1.03                 3.51                (2.83)                0.34
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.09)               (0.03)               (0.03)               (0.04)
  Distributions from net realized gains           --                   --                   --                   --
  Total distributions                           (0.09)               (0.03)               (0.03)               (0.04)
  Net asset value, end of year                  $12.24               $11.30                $7.82               $10.68
  TOTAL RETURN++                                 9.07%               44.84%              (26.53)%               3.30%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $132,748             $110,400              $61,985              $75,284
  Ratio of operating expenses to average
    net assets+++                                0.25%                0.25%                0.25%                0.25%
  Ratio of net investment income/(loss)
    to average net assets                        0.62%                0.45%                0.45%                0.25%
  Portfolio turnover rate                         13%                  6%                   13%                  33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.25%                0.25%                0.25%                0.25%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.09
  Net realized and unrealized gain/(loss)
    on investments                               (2.29)
  Net increase/(decrease) in net assets
    resulting from investment operations         (2.20)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.07)
  Distributions from net realized gains          (2.85)
  Total distributions                            (2.92)
  Net asset value, end of year                   $10.38
  TOTAL RETURN++                                (16.52)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $66,504
  Ratio of operating expenses to average
    net assets+++                                 0.25%
  Ratio of net investment income/(loss)
    to average net assets                         0.81%
  Portfolio turnover rate                          58%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS LIFEGOAL BALANCED GROWTH

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
PORTFOLIO

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.18                $8.77               $10.38               $10.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.19                 0.17                 0.18                 0.31
  Net realized and unrealized gain/(loss)
    on investments                               0.47                 2.44                (1.58)                0.16
  Net increase/(decrease) in net assets
    resulting from investment operations         0.66                 2.61                (1.40)                0.47
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.25)               (0.19)               (0.21)               (0.31)
  Distributions from net realized gains         (0.11)               (0.01)                 --                 (0.11)
  Total distributions                           (0.36)               (0.20)               (0.21)               (0.42)
  Net asset value, end of year                  $11.48               $11.18                $8.77               $10.38
  TOTAL RETURN++                                 6.02%               29.95%              (13.51)%               4.65%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $220,296             $216,997             $158,377             $195,436
  Ratio of operating expenses to average
    net assets+++                                0.25%                0.25%                0.25%                0.25%
  Ratio of net investment income/(loss)
    to average net assets                        1.70%                1.63%                1.97%                3.02%
  Portfolio turnover rate                         17%                  24%                  26%                 117%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.25%                0.25%                0.25%                0.25%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.44
  Net realized and unrealized gain/(loss)
    on investments                               (0.71)
  Net increase/(decrease) in net assets
    resulting from investment operations         (0.27)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.42)
  Distributions from net realized gains          (0.95)
  Total distributions                            (1.37)
  Net asset value, end of year                   $10.33
  TOTAL RETURN++                                 (2.39)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $194,842
  Ratio of operating expenses to average
    net assets+++                                 0.25%
  Ratio of net investment income/(loss)
    to average net assets                         3.69%
  Portfolio turnover rate                         106%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS LIFEGOAL INCOME AND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
GROWTH PORTFOLIO

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.04                $9.62               $10.35               $10.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.25                 0.23                 0.27                 0.40
  Net realized and unrealized gain/(loss)
    on investments                               0.11                 1.49                (0.71)               (0.01)
  Net increase/(decrease) in net assets
    resulting from investment operations         0.36                 1.72                (0.44)                0.39
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.31)               (0.24)               (0.26)               (0.36)
  Distributions from net realized gains         (0.12)               (0.06)               (0.03)               (0.05)
  Total distributions                           (0.43)               (0.30)               (0.29)               (0.41)
  Net asset value, end of year                  $10.97               $11.04                $9.62               $10.35
  TOTAL RETURN++                                 3.32%               18.08%               (4.22)%               3.83%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $56,897              $59,040              $33,316              $25,906
  Ratio of operating expenses to average
    net assets+++                                0.25%                0.25%                0.25%                0.25%
  Ratio of net investment income/(loss)
    to average net assets                        2.28%                2.20%                2.72%                3.81%
  Portfolio turnover rate                         34%                  14%                  34%                  37%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.25%                0.25%                0.25%                0.25%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.63
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.52
  Net realized and unrealized gain/(loss)
    on investments                               (0.04)
  Net increase/(decrease) in net assets
    resulting from investment operations          0.48
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.50)
  Distributions from net realized gains          (0.24)
  Total distributions                            (0.74)
  Net asset value, end of year                   $10.37
  TOTAL RETURN++                                  4.60%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $15,297
  Ratio of operating expenses to average
    net assets+++                                 0.25%
  Ratio of net investment income/(loss)
    to average net assets                         5.05%
  Portfolio turnover rate                          35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS LIFEGOAL INCOME PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                            YEAR ENDED
  CLASS Z SHARES                                             03/31/05
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                        $10.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                0.32
  Net realized and unrealized gain/(loss)
    on investments                                            (0.07)
  Net increase/(decrease) in net asset
    value from operations                                      0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.44)
  Distributions from net realized gains                       (0.04)
  Total dividends and distributions                           (0.48)
  Net asset value, end of period                              $10.08
  TOTAL RETURN++                                               2.47%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $667
  Ratio of operating expenses to average
    net assets+++                                              0.42%
  Ratio of net investment income/(loss)
    to average net assets                                      3.26%
  Portfolio turnover rate                                       48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                                  0.87%

                                                            PERIOD ENDED
  CLASS Z SHARES                                              03/31/04*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                         $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                 0.23
  Net realized and unrealized gain/(loss)
    on investments                                              0.30
  Net increase/(decrease) in net asset
    value from operations                                       0.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.22)
  Distributions from net realized gains                          --
  Total dividends and distributions                            (0.22)
  Net asset value, end of period                               $10.31
  TOTAL RETURN++                                                5.31%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $2,060
  Ratio of operating expenses to average
    net assets+++                                              0.42%+
  Ratio of net investment income/(loss)
    to average net assets                                      3.39%+
  Portfolio turnover rate                                        5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                                  0.92%+

* Nations LifeGoal Income Portfolio Class Z shares commenced operations on September 4, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Portfolio, including investment advisory fees and other Portfolio costs, on the Portfolios' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Portfolios assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Portfolio, which is the same as that stated in the Annual Portfolio Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS LIFEGOAL GROWTH PORTFOLIO -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.14%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.86%            $10,366.00      $  116.20
       2           10.25%            $11,025.00              7.87%            $10,786.90      $  120.69
       3           15.76%            $11,576.25             12.03%            $11,203.27      $  125.34
       4           21.55%            $12,155.06             16.36%            $11,635.72      $  130.18
       5           27.63%            $12,762.82             20.85%            $12,084.86      $  135.21
       6           34.01%            $13,400.96             25.51%            $12,551.33      $  140.43
       7           40.71%            $14,071.00             30.36%            $13,035.82      $  145.85
       8           47.75%            $14,774.55             35.39%            $13,539.00      $  151.48
       9           55.13%            $15,513.28             40.62%            $14,061.60      $  157.32
      10           62.89%            $16,288.95             46.04%            $14,604.38      $  163.40
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,604.38
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,386.09

NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.04%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.96%            $10,396.00      $  106.06
       2           10.25%            $11,025.00              8.08%            $10,807.68      $  110.26
       3           15.76%            $11,576.25             12.36%            $11,235.67      $  114.63
       4           21.55%            $12,155.06             16.81%            $11,680.60      $  119.16
       5           27.63%            $12,762.82             21.43%            $12,143.15      $  123.88
       6           34.01%            $13,400.96             26.24%            $12,624.02      $  128.79
       7           40.71%            $14,071.00             31.24%            $13,123.93      $  133.89
       8           47.75%            $14,774.55             36.44%            $13,643.64      $  139.19
       9           55.13%            $15,513.28             41.84%            $14,183.93      $  144.70
      10           62.89%            $16,288.95             47.46%            $14,745.61      $  150.43
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,745.61
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,271.00

NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.91%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.09%            $10,409.00      $   92.86
       2           10.25%            $11,025.00              8.35%            $10,834.73      $   96.66
       3           15.76%            $11,576.25             12.78%            $11,277.87      $  100.61
       4           21.55%            $12,155.06             17.39%            $11,739.13      $  104.73
       5           27.63%            $12,762.82             22.19%            $12,219.26      $  109.01
       6           34.01%            $13,400.96             27.19%            $12,719.03      $  113.47
       7           40.71%            $14,071.00             32.39%            $13,239.24      $  118.11
       8           47.75%            $14,774.55             37.81%            $13,780.73      $  122.94
       9           55.13%            $15,513.28             43.44%            $14,344.36      $  127.97
      10           62.89%            $16,288.95             49.31%            $14,931.04      $  133.20
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,931.04
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,119.56

NATIONS LIFEGOAL INCOME PORTFOLIO -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.91%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.09%            $10,409.00      $   92.86
       2           10.25%            $11,025.00             8.35%            $10,834.73      $   96.66
       3           15.76%            $11,576.25            12.78%            $11,277.87      $  100.61
       4           21.55%            $12,155.06            17.39%            $11,739.13      $  104.73
       5           27.63%            $12,762.82            22.19%            $12,219.26      $  109.01
       6           34.01%            $13,400.96            27.19%            $12,719.03      $  113.47
       7           40.71%            $14,071.00            32.39%            $13,239.24      $  118.11
       8           47.75%            $14,774.55            37.81%            $13,780.73      $  122.94
       9           55.13%            $15,513.28            43.44%            $14,344.36      $  127.97
      10           62.89%            $16,288.95            49.31%            $14,931.04      $  133.20
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,931.04
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,119.56

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500 (1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolios.

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

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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You'll find more information about Nations LifeGoal Portfolios in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Portfolios and their policies.
                   The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.345.6611

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09654
LGPROZ-0805


                                                            (NATIONS FUNDS LOGO)

                Prospectus
                ----------------------------------------------------------------
                Prospectus -- Class Z Shares
                August 1, 2005

(NATIONS FUNDS LOGO)

GOVERNMENT & CORPORATE BOND FUND
Nations Bond Fund

STOCK FUNDS
Nations Value Fund
Nations Marsico Focused Equities Fund

INDEX FUNDS
Nations LargeCap Index Fund
Nations MidCap Index Fund
Nations SmallCap Index Fund

INTERNATIONAL STOCK FUND
Nations International Equity Fund


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 76.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Funds Government Bond, Stock, Index and International Stock Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

Each type of Fund has a different investment focus:

  - Government Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

  - Stock Funds invest primarily in equity securities of U.S. companies.

  - Index Funds seek to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in equity securities that are included in the index.

  - International Stock Funds invest primarily in equity securities of companies outside the U.S.

The Funds also have different risk/return characteristics because they invest in different kinds of securities and have varying investment strategies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock, Index and International Stock Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

The Government Bond Fund focuses on the potential to earn income. It may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

The Government Bond Fund may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. THE ADVISER AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR CERTAIN FUNDS.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE SUB-ADVISERS STARTING ON PAGE 44.

--------------------------------------------------------------------------------


NATIONS BOND FUND                                                5
------------------------------------------------------------------
NATIONS VALUE FUND                                              11
------------------------------------------------------------------
NATIONS MARSICO FOCUSED EQUITIES FUND                           17
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS LARGECAP INDEX FUND                                     22
------------------------------------------------------------------
NATIONS MIDCAP INDEX FUND                                       27
------------------------------------------------------------------
NATIONS SMALLCAP INDEX FUND                                     31
------------------------------------------------------------------
NATIONS INTERNATIONAL EQUITY FUND                               36
Sub-advisers: Marsico Capital Management, LLC
and Causeway Capital Management LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     41
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       44

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         50
  Redemption fees                                               55
  Distributions and taxes                                       59
  Legal matters                                                 62
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            63
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            71
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   76
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. LEONARD APLET, KEVIN CRONK, BRIAN DRAINVILLE, THOMAS LAPOINTE, LAURA OSTRANDER AND MARIE SCHOFIELD OF THE ADVISER ARE THE PORTFOLIO MANAGERS THAT MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS ON PAGE 44.

MORE INVESTMENT OPPORTUNITIES

THIS FUND CAN INVEST IN A WIDE RANGE OF FIXED INCOME SECURITIES. THIS ALLOWS THE TEAM TO FOCUS ON SECURITIES THAT OFFER THE POTENTIAL FOR HIGHER RETURNS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks total return by investing in investment grade fixed income securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund normally invests at least 65% of its assets in investment grade fixed income securities. A portfolio manager may choose unrated securities if the portfolio manager believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - U.S. government obligations

  - foreign debt securities denominated in U.S. dollars

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - municipal securities

The Fund may invest up to 10% of its total assets in high yield debt securities. The Fund also may invest up to 10% of its total assets in non-US dollar denominated foreign debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the portfolio manager expects, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INVESTMENT IN ANOTHER NATIONS FUND -- The Fund may invest in Nations Convertible Securities Fund. The Adviser and its affiliates are entitled to receive fees from Nations Convertible Securities Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Nations Bond Fund for services provided directly. Accordingly, shareholders may pay additional fees, unless such fees are waived, because of the Fund's investment in another Fund. The Adviser and its affiliates may waive fees which they are entitled to receive from Nations Convertible Securities Fund, or also Nations Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              17.28%    2.12%    8.48%    7.16%   -1.24%   10.10%    7.87%    7.47%    4.90%    4.77%



              *Year-to-date return as of June 30, 2005: 2.20%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:           5.95%
         WORST: 1ST QUARTER 1996:         -2.46%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period of the Lehman Brothers U.S. Aggregate Index, an unmanaged index made up of the Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     4.77%    7.00%     6.79%      6.27%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         3.00%    4.83%     4.41%      3.82%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.13%    4.66%     4.34%      3.82%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    4.34%    7.71%     7.72%      7.00%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 30, 1992. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases              N/A



         Maximum deferred sales charge (load)                          N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.49%



         Other expenses                                                 0.05%
                                                                         -----



         Total annual Fund operating expenses(3)                        0.54%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.34% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.60% for Class Z shares until July 31, 2006. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------

      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $55      $173      $302       $677

NATIONS VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 44.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT REDUCED PRICES, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund normally invests at least 80% of its assets in common stocks of U.S.
                   companies. Effective September 23, 2005, under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the Russell
                   1000 Value Index (currently between $859 million and $367.5 billion) at the time of purchase. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million. The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in real estate investment trusts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three-pronged approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               36.09%   21.12%   26.66%   17.34%    1.25%    3.94%   -7.09%   -19.20%  31.62%   13.62%



               *Year-to-date return as of June 30, 2005: 2.03%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           19.69%
         WORST: 3RD QUARTER 2002:         -20.49%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                              1 YEAR    5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES   13.62%    3.14%     11.21%    10.50%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                    13.37%    1.43%      8.65%     8.26%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               9.15%    2.02%      8.76%     8.25%



         RUSSELL 1000 VALUE INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                           16.49%    5.27%     13.83%    11.80%

      *THE INCEPTION DATE OF CLASS Z SHARES IS SEPTEMBER 19, 1989. THE RETURN
       FOR THE INDEX SHOWN IS FROM SEPTEMBER 30, 1989.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                            0.72%



         Other expenses                                                0.05%
                                                                       -----



                                                                       0.77%
         Total annual Fund operating expenses



                                                                       (0.01)%
         Fee waivers



         Total net expenses(3)                                         0.73%
                                                                       =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.55% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1 billion; 0.50% for assets in excess of $1 billion and up to $1.5 billion; 0.45% for assets in excess of $1.5 billion and up to $3 billion; 0.43% for assets in excess of $3 billion and up to $6 billion; and 0.41% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2006. The figure shown here is after waivers. There is no guarantee that this waiver will continue after July 31, 2006. The administrator shall waive a specified portion (0.04% of net assets) of the administration fees payable to it under the Administration Agreement on assets up to $500 million. Fees will not be waived on assets in excess of $500 million. Commencing upon the consummation of the reorganization of Columbia Growth and Income Fund into Nations Value Fund, in addition to such waiver, the administrator shall waive administration fees payable to it under the Administration Agreement and/or the investment adviser shall waive advisory fees payable to it under the Investment Advisory Agreement to the extent necessary to ensure that the combined total of such administration and advisory fees does not exceed the following fee schedule: 0.77% for assets up to $500 million; 0.72% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.60% for assets in excess of $3 billion and up to $6 billion; 0.58% for assets in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not included in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $78      $243      $422       $949

NATIONS MARSICO FOCUSED EQUITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TODAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 47.

WHAT IS A FOCUSED FUND?

A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico Focused Equities Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies with a market capitalization of $4 billion or more. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.

(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Focused Equities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----
               49.64%   53.43%   -17.09%  -18.89%  -15.50%  31.62%   10.97%



               *Year-to-date return as of June 30, 2005: -1.34%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           33.16%
         WORST: 1ST QUARTER 2001:         -17.76%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                        1 YEAR    5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES             10.97%   -3.66%     9.65%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 10.97%   -3.67%     9.55%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          7.13%   -3.08%     8.43%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%     4.77%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 31, 1997. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.88%



         Other expenses                                                 0.20%
                                                                         -----



         Total annual Fund operating expenses                           1.08%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.66% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $100     $312      $542      $1,201

NATIONS LARGECAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 44.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P 500 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P 500 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500 Index. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500 Index, subject to certain restrictions.

The Fund tries to achieve a correlation of at least 0.95 with the S&P 500 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 Index is affected by transaction costs and other expenses, changes in the composition of the S&P 500 Index, changes in the number of shares issued by the companies represented in the S&P 500 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LargeCap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P 500 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500 Index. The value of the Fund will rise and fall with the performance of the S&P 500 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               37.02%   22.63%   32.70%   28.39%   20.66%   -9.37%   -12.20%  -22.39%  28.28%   10.73%



               *Year-to-date return as of June 30, 2005: -0.86%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           21.13%
         WORST: 3RD QUARTER 2002:         -17.37%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                              1 YEAR    5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES   10.73%   -2.58%     11.72%    10.73%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                    10.06%   -2.99%     10.85%     9.80%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               6.98%   -2.41%      9.96%     9.01%



         S&P 500 INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                              10.88%   -2.30%     12.07%    11.11%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 15, 1993. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class Z
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.20%



         Other expenses                                                  0.05%
                                                                          ------



         Total annual Fund operating expenses                            0.25%



         Fee waivers and/or reimbursements                              (0.11)%
                                                                          ------



         Total net expenses(3)                                           0.14%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $14       $69      $130       $307

NATIONS MIDCAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 44.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P MidCap 400 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P MidCap 400 Index. The S&P MidCap 400
                   Index is an unmanaged index of 400 domestic stocks chosen for their market size, liquidity and industry representation. The index is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P MidCap 400 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400 Index.

The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 Index may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400 Index, changes in the number of shares issued by the companies represented in the S&P MidCap 400 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the portfolio manager believes the stock is not liquid enough, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations MidCap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400 Index. The value of the Fund will rise and fall with the performance of the S&P MidCap 400 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
                0.92%   -15.01%  35.17%   16.38%



               *Year-to-date return as of June 30, 2005: 3.89%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2001:           17.96%
         WORST: 3RD QUARTER 2001:         -16.69%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P MidCap 400 Index, an unmanaged index of 400 common stocks, weighted by market value. The S&P MidCap 400 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                 1 YEAR     FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                      16.38%    6.97%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS      15.52%    5.75%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                11.15%    5.41%



         S&P MIDCAP 400 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                     16.48%    7.33%

      *THE INCEPTION DATE OF CLASS Z SHARES IS MARCH 31, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.20%



         Other expenses                                                 0.05%
                                                                         -----



         Total annual Fund operating expenses                           0.25%



         Fee waivers and/or reimbursements                             (0.11)%
                                                                         -----



         Total net expenses(3)                                          0.14%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $14       $69      $130       $307

NATIONS SMALLCAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 44.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P SmallCap 600 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P SmallCap 600 Index. The S&P SmallCap
                   600 Index is an unmanaged market capitalization index consisting of 600 common stocks with market capitalizations ranging from $500 million to $3 billion that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P SmallCap 600 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600 Index.

The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 Index is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600 Index, changes in the number of shares issued by the companies represented in the S&P SmallCap 600 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations SmallCap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600 Index. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO MAY 12, 2000, THE FUND HAD A DIFFERENT INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
GRAPHIC)           The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               27.97%   -1.65%    5.47%    9.47%    6.06%   -15.18%  38.35%   22.33%



               *Year-to-date return as of June 30, 2005: 1.69%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2001:           20.60%
         WORST: 3RD QUARTER 1998:         -20.83%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                       1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES           22.33%   10.76%    10.57%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               21.13%   10.28%    10.02%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES       15.27%    9.16%     9.05%



         S&P SMALLCAP 600 INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)     22.65%   11.60%    11.86%

      *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 15, 1996. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class Z
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.20%



         Other expenses                                                  0.06%
                                                                          ------



         Total annual Fund operating expenses                            0.26%



         Fee waivers and/or reimbursements                              (0.05)%
                                                                          ------



         Total net expenses(3)                                           0.21%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $22       $79      $141       $326

NATIONS INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISERS

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE MASTER PORTFOLIO IS A "MULTI-MANAGER" FUND, WHICH MEANS THAT IT'S MANAGED BY MORE THAN ONE SUB-ADVISER. MARSICO CAPITAL AND CAUSEWAY CAPITAL MANAGEMENT LLC (CAUSEWAY) EACH MANAGES APPROXIMATELY ONE-HALF OF THE ASSETS OF THE MASTER PORTFOLIO. JAMES G. GENDELMAN OF MARSICO CAPITAL AND CAUSEWAY'S PORTFOLIO MANAGEMENT TEAM MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THEIR PORTIONS OF THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL, MR. GENDELMAN AND CAUSEWAY ON PAGE
 47.

WHY INVEST IN AN INTERNATIONAL STOCK FUND

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations International Equity Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio is a "multi-manager" fund. It has two different investment managers. Each is responsible for managing approximately one-half of the Master Portfolio's assets. The managers each have different, but complementary, investment styles:

  - Marsico Capital combines "top-down," allocation among sectors and regions around the world with a "bottom-up" analysis that focuses on investing in securities with earnings growth potential that may not be realized by other investors.

  - Causeway uses a "bottom-up" analysis and a disciplined value approach. Causeway seeks to invest in companies that it believes are currently undervalued by the market. Causeway makes investment decisions based on the following factors: low price-to-earnings ratios relative to the sector; high yields or share repurchases, low price-to-book value ratios and low price-to-cash flow ratios relative to the market; and financial strength.

The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

A manager may sell a security when its price reaches a target set by the manager, if the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations International Equity Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

EFFECTIVE JANUARY 15, 2002, MARSICO CAPITAL REPLACED GARTMORE GLOBAL PARTNERS (GARTMORE) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. MARSICO CAPITAL HAS A DIFFERENT INVESTMENT STYLE THAN GARTMORE.

EFFECTIVE MAY 11, 2004, CAUSEWAY REPLACED PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) AND INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC. (INVESCO) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. CAUSEWAY HAS A DIFFERENT INVESTMENT STYLE THAN PUTNAM AND INVESCO.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                8.45%    8.47%    1.27%   16.46%   39.49%   -15.13%  -20.66%  -14.53%  34.34%   17.98%



               *Year-to-date return as of June 30, 2005: -1.91%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           28.59%
         WORST: 3RD QUARTER 2002:         -19.49%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                                LIFE OF
                                                 1 YEAR    5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES      17.98%   -1.82%     5.85%      6.19%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                          17.87%   -2.40%     4.60%      5.12%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                 11.68%   -1.82%     4.45%      4.88%



         MSCI EAFE INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                 20.25%   -1.13%     5.62%      6.50%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 2, 1991. THE RETURN FOR
       THE INDEX SHOWN IS FROM NOVEMBER 30, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         Redemption fee (as a percentage of total redemption
         proceeds)(1)                                                   2.00%






         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)(3)



         Management fees(4)                                             0.86%



         Other expenses                                                 0.16%
                                                                         -----



         Total annual Fund operating expenses                           1.02%

      (1)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (4)The Fund pays an investment advisory fee of 0.69% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% in excess of $6 billion.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $99      $309      $536      $1,190

Other important information
[LINE GRAPH GRAPHIC]

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a

        Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of Nations Bond Fund's portfolio holdings for each calendar quarter will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 60 calendar days following each quarter-end and will remain posted on the website until the Fund files its next Form N-CSR or Form N-Q. Lastly, a complete list of each other Fund's portfolio holdings for each calendar month will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.
--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which asset management team or portfolio managers are responsible for making the day-to-day investment decisions for each Fund for which the Adviser has not engaged an investment sub-adviser. In addition, the table tells you the individual members that make up the teams. The professional biographies of the portfolio managers and team members follow the table. The SAI provides additional information about the compensation of the portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Portfolios.

                                 ADVISER TEAM/
  FUND                           PORTFOLIO MANAGERS        TEAM MEMBERS
  NATIONS BOND FUND              LEONARD APLET, KEVIN      NOT TEAM MANAGED
                                 CRONK, BRIAN DRAINVILLE,
                                 THOMAS LAPOINTE, LAURA
                                 OSTRANDER, MARIE
                                 SCHOFIELD



  NATIONS VALUE FUND             VALUE STRATEGIES TEAM     LORI ENSINGER, DAVID
                                                           HOFFMAN, NOAH
                                                           PETRUCCI, DIANE SOBIN



  NATIONS LARGECAP INDEX FUND    VIKRAM KURIYAN            NOT TEAM MANAGED



  NATIONS MIDCAP INDEX FUND      VIKRAM KURIYAN            NOT TEAM MANAGED



  NATIONS SMALLCAP INDEX FUND    VIKRAM KURIYAN            NOT TEAM MANAGED

  PORTFOLIO                                           BUSINESS EXPERIENCE
  MANAGER            LENGTH OF SERVICE WITH FUND      DURING PAST FIVE YEARS
  LEONARD APLET      NATIONS BOND FUND SINCE          COLUMBIA MANAGEMENT--
                     OCTOBER 2004                     PORTFOLIO MANAGER SINCE 1987



  KEVIN CRONK        NATIONS BOND FUND SINCE 2004     COLUMBIA MANAGEMENT--
                                                      PORTFOLIO MANAGER SINCE 1999



  BRIAN              NATIONS BOND FUND SINCE MARCH    COLUMBIA MANAGEMENT--
  DRAINVILLE         2005                             PORTFOLIO MANAGER SINCE 1996



  LORI ENSINGER      NATIONS VALUE FUND SINCE 2001    COLUMBIA MANAGEMENT --
                                                      PORTFOLIO MANAGER SINCE 2001
                                                      ZURICH SCUDDER INVESTMENTS --
                                                      DIRECTED INVESTMENT STRATEGY
                                                      FOR ALL INSTITUTIONAL ASSETS
                                                      FROM 1999-2001



  DAVID HOFFMAN      NATIONS VALUE FUND SINCE JUNE    COLUMBIA MANAGEMENT --
                     2004                             PORTFOLIO MANAGER SINCE 2001
                                                      ZURICH SCUDDER INVESTMENTS --
                                                      VICE PRESIDENT SINCE
                                                      1999-2001



  VIKRAM KURIYAN     NATIONS LARGE CAP INDEX FUND     COLUMBIA MANAGEMENT--
                     SINCE JANUARY 2000               PORTFOLIO MANAGER SINCE 2000
                     NATIONS MIDCAP INDEX FUND
                     SINCE JANUARY 2000
                     NATIONS SMALLCAP INDEX FUND
                     SINCE JANUARY 2000



  THOMAS LAPOINTE    NATIONS BOND FUND SINCE MARCH    COLUMBIA MANAGEMENT--
                     2005                             PORTFOLIO MANAGER SINCE 1999



  LAURA OSTRANDER    NATIONS BOND FUND SINCE          COLUMBIA MANAGEMENT--
                     NOVEMBER 2004                    PORTFOLIO MANAGER SINCE 1996



  NOAH PETRUCCI      NATIONS VALUE FUND SINCE         COLUMBIA MANAGEMENT --
                     FEBRUARY 2002                    PORTFOLIO MANAGER SINCE 2002
                                                      ZURICH SCUDDER INVESTMENTS --
                                                      ASSOCIATE PRODUCT
                                                      SPECIALIST/PORTFOLIO MANAGER
                                                      FROM 2000-2001



  MARIE SCHOFIELD    NATIONS BOND FUND SINCE          COLUMBIA MANAGEMENT--
                     OCTOBER 2004                     PORTFOLIO MANAGER SINCE 1990



  DIANE SOBIN        NATIONS VALUE FUND SINCE         COLUMBIA MANAGEMENT --
                     AUGUST 2001                      PORTFOLIO MANAGER SINCE 2001
                                                      ZURICH SCUDDER INVESTMENTS --
                                                      SENIOR PORTFOLIO MANAGER FROM
                                                      1999-2001

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser uses part of this money to pay investment sub-advisers for the services they provide to certain Funds.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS BOND FUND                                           0.40%        0.38%



  NATIONS VALUE FUND                                         0.60%(2)      0.61%



  NATIONS MARSICO FOCUSED EQUITIES FUND                       0.75%        0.72%



  NATIONS LARGECAP INDEX FUND                                 0.10%        0.10%



  NATIONS MIDCAP INDEX FUND                                   0.10%        0.10%



  NATIONS SMALLCAP INDEX FUND                                0.10%(2)      0.13%



  NATIONS INTERNATIONAL EQUITY FUND(1)                       0.70%(2)      0.76%

(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN NATIONS MARSICO FOCUSED EQUITIES MASTER PORTFOLIO AND NATIONS INTERNATIONAL EQUITY MASTER PORTFOLIO, RESPECTIVELY. THE ADVISER IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

(2)THIS FEE IS THE CURRENT MAXIMUM CONTRACT LEVEL, WHICH HAS BEEN REDUCED FROM THE CONTRACT LEVEL THAT WAS IN EFFECT DURING A PORTION OF THE LAST FISCAL YEAR.

INVESTMENT SUB-ADVISERS

Nations Funds and the Adviser engage one or more investment sub-advisers for certain Funds to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Nations Funds and the Adviser have engaged the following investment sub-advisers to provide day-to-day portfolio management for certain Funds. These sub-advisers function under the supervision of the Adviser and the Board of Nations Funds.

Information about the sub-advisers and the portfolio managers and/or team members of the sub-advisers that are responsible for the day-to-day investment decisions for the Funds is provided below. The SAI provides additional information about the compensation of these portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Funds.

--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America in January 2001. Marsico Capital provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

Marsico Capital is the investment sub-adviser to:

  - Nations Marsico Focused Equities Master Portfolio

Marsico Capital is a co-investment sub-adviser to:

  - Nations International Equity Master Portfolio

THOMAS F. MARSICO, is the Chief Investment Officer of Marsico Capital, and manages the investment program of Nations Marsico Focused Equities Master Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital in 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

JAMES G. GENDELMAN, is the portfolio manager of Marsico Capital's portion of Nations International Equity Master Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

CAUSEWAY CAPITAL
MANAGEMENT LLC

11111 SANTA MONICA BOULEVARD SUITE 1550
LOS ANGELES, CALIFORNIA 90025

--------------------------------------------------------------------------------


CAUSEWAY CAPITAL MANAGEMENT LLC

Founded in June 2001, Causeway is a registered investment adviser and is majority-owned by its employees. As of June 30, 2004, Causeway had $8 billion in assets under management.

Causeway is one of the two investment sub-advisers to Nations International Equity Master Portfolio. Causeway's portfolio management team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio. James Doyle, Jonathan Eng, Harry Hartford and Sarah Ketterer are the members of the team. Information about certain team members follows.


JAMES DOYLE, is a Director of Causeway Capital Management and serves as a portfolio manager responsible for the co-management of the portion of Nations International Equity Fund, managed by Causeway Capital Management. He is responsible for investment research in global technology and autos/parts. Mr. Doyle has been with Causeway Management since 2001. Prior to joining the firm, Mr. Doyle worked for the Hotchkis and Wiley division of Merrill Lynch Investment Managers (MLIM) from 1997 to 2001. While employed at MLIM, he was a Vice President and head of investment research for the HW International and Global Value team. Mr. Doyle has been in the investment community since 1993. Mr. Doyle has a BA in Economics from Northwestern University and an MBA in Finance from the Wharton School, University of Pennsylvania.

JONATHAN P. ENG, has been a portfolio manager for Causeway since 2002, and serves as a portfolio manager responsible for the co-management of the portion of Nations International Equity Fund, managed by Causeway Capital Management. From 2001 to 2002, Mr. Eng served as a senior research analyst at Causeway. He is responsible for investment research in global media and industrials at Causeway Capital Management.

Prior to joining the firm, from 1997 to 2001, Mr. Eng was an equity research associate for the Hotchkis and Wiley division of MLIM, spending the last nine months in the London office of MLIM. Mr. Eng has been in the investment community since 1992. Mr. Eng earned his bachelor's degree in History and Economics from Brandeis University and his MBA from the Anderson Graduate School of Management at UCLA.

HARRY W. HARTFORD, is the President of Causeway Capital Management and serves as a portfolio manager responsible for the co-management of the portion of Nations International Equity Fund, managed by Causeway Capital Management. Mr. Hartford has served as portfolio manager and President since 2001. He is responsible for investment research in global basic materials and banks. From 1996 to 2001, Mr. Hartford was a Managing Director for the Hotchkis and Wiley division of MLIM, and co-head of the International and Global Value Team. Mr. Hartford has been in the investment community since 1984. Mr. Hartford earned his bachelor's degree in Economics, with honors, from the University of Dublin Trinity College, and his MS in Economics from Oklahoma State University, and is a Phi Kappa Phi member.

SARAH H. KETTERER, has been portfolio manager with Causeway Capital Management since 2001, and serves as the Chief Executive Officer for the firm. Ms. Ketterer also serves as a portfolio manager responsible for the co-management of the portion of Nations International Equity Fund, managed by Causeway Capital Management. She is responsible for investment research in global insurance and health care. From 1996 to 2001, Ms. Ketterer worked for the Hotchkis and Wiley division of MLIM. At MLIM, she was a Managing Director and co-head of the firm's HW International and Global Value Equity team. Ms. Ketterer and the HW international team were responsible for approximately $3.4 billion in international and global assets under management including the $1.1 billion Mercury HW International Value Fund. Ms. Ketterer has been in the investment community since 1986. Ms. Ketterer earned her bachelor's degree in Economics and Political Science from Stanford University and her MBA from the Amos Tuck School, Dartmouth College.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO REFERRED TO AS A SELLING OR SERVICING AGENT. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, Inc. a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:

  NATIONS BOND FUND                                             0.15%



  NATIONS VALUE FUND                                            0.17%



  NATIONS MARSICO FOCUSED EQUITIES FUND                         0.22%



  INDEX FUNDS                                                   0.10%



  NATIONS INTERNATIONAL EQUITY FUND                             0.17%




The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.


In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Class Z Shares of the Funds. Here are some general rules about this class of shares:

  - Class Z Shares are available to certain eligible investors. The eligible investors described below are subject to different minimum initial investment requirements. Eligible investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT


     - Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

     - Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent;

     - Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code; or

     - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 MINIMUM INITIAL INVESTMENT


     - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares;
       (ii) who held Primary A shares prior to the share class re-titling on August 22, 2005 (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by the Distributor;

     - Any trustee or director (or family member of a trustee or director) of any fund distributed by the Distributor;

     - Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

     - Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

     - Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

     - Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

The Funds reserve the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Funds also reserve the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

You'll find more information about buying, selling and exchanging Class Z Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions or you need help placing an order.

Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Class Z shares. Certain financial institutions and intermediaries that offer Class Z shares may have policies that clients holding Class Z shares through the financial institution or intermediary will automatically have their holdings converted to Class A shares at the time that they move their relationship away from the financial institution or intermediary. Generally, no sales charges or other charges will apply to such a conversion, however an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion. In addition, Class A shares have higher operating costs which can reduce total returns.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF REDEMPTION FEES.

YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


REDEMPTION FEES

Nations International Equity Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. The redemption fee is paid to the Fund from which you are redeeming shares (including redemptions by exchange).

The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification. We'll redeem any shares that are eligible for a waiver first. For a discussion of the effects of market timing please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

You won't pay an otherwise applicable redemption fee on the following categories of transactions:

  - shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

  - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Nations Funds does not have access to information about the individual participant account activity, except where Nations Funds has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts

  - shares sold by certain investment funds (e.g. Nations LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for market timing. The Adviser or its affiliates may manage certain of the approved investment funds

  - shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for market timing

  - shares sold by accounts where Nations Funds has received information reasonably satisfactory to the Adviser indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders

  - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser

  - shares that were purchased by reinvested dividends

  - shares that are redeemed or exchanged through Nations Funds' Automatic Withdrawal Plan or Automatic Exchange Feature or similar affiliated or unaffiliated automated plans

  - the following retirement plan distributions:

     - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy"
       plan)

     - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

Nations Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

Certain financial institutions or intermediaries may not assess redemption fees on certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). Conversely, certain financial institutions or intermediaries may assess redemption fees on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial institution or intermediary. Nations Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Nations Funds' ability to assess redemption fees or apply waivers is generally limited by the policies of these financial institutions and intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial institutions and intermediaries that maintain accounts. You should check with your financial institution or intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time periods.

Nations Funds reserves the right to impose the redemption fee in the future if it determines that a financial institution or intermediary that previously did not or was not able to assess the redemption fee on underlying shareholders has developed the policy or capability to assess the fee on some or all of its underlying shareholders, however, Nations Funds may determine not to impose the redemption fee under certain circumstances. From time to time, as circumstances change, Nations Funds may modify or eliminate certain exemption categories without advance notice to shareholders.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(DOLLAR SIGN       BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class Z Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

(DOLLAR SIGN       SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - Nations International Equity Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
          Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you
        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(ARROW GRAPHIC)      EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Class Z shares of a Fund for Class Z shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - Nations International Equity Fund assesses, with limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently.

                                                  FREQUENCY OF           FREQUENCY
                                                 DECLARATION OF         OF PAYMENT
                                                     INCOME              OF INCOME
  FUND                                           DISTRIBUTIONS         DISTRIBUTIONS
  NATIONS BOND FUND                                 DAILY                MONTHLY



  NATIONS VALUE FUND                              QUARTERLY             QUARTERLY



  NATIONS MARSICO FOCUSED EQUITIES FUND           ANNUALLY              ANNUALLY



  NATIONS LARGECAP INDEX FUND                     ANNUALLY              ANNUALLY



  NATIONS MIDCAP INDEX FUND                       ANNUALLY              ANNUALLY



  NATIONS SMALLCAP INDEX FUND                     ANNUALLY              ANNUALLY



  NATIONS INTERNATIONAL EQUITY FUND               ANNUALLY              ANNUALLY

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT


Distributions of a Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like the International Stock Fund -- have special tax considerations. If more than half of the Fund's assets consist of foreign securities for a taxable year and the Fund makes a special election for the taxable year, you'll generally be required to:

  - include in your gross income your proportional amount of foreign income taxes paid by the Fund

  - treat this amount as foreign income taxes you paid directly

  - either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

We cannot assure you that a Fund will make this special election for a taxable year, even if it is eligible to.

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            3/31/03#             03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.17               $10.00                $9.66                $9.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.33                 0.36                 0.35                 0.53
  Net realized and unrealized gain/(loss)
    on investments                              (0.18)                0.23                 0.53                (0.11)
  Net increase/(decrease) in net asset
    value from operations                        0.15                 0.59                 0.88                 0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.36)               (0.36)               (0.37)               (0.54)
  Distributions from net realized gains         (0.15)               (0.06)               (0.17)                 --
  Total dividends and distributions             (0.51)               (0.42)               (0.54)               (0.54)
  Net asset value, end of year                   $9.81               $10.17               $10.00                $9.66
  TOTAL RETURN++                                 1.56%                6.07%                9.32%                4.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,861,448           $2,260,519           $2,482,229           $2,256,647
  Ratio of operating expenses to average
    net assets(a)                                0.58%                0.65%                0.67%              0.68%(b)
  Ratio of net investment income/(loss)
    to average net assets                        3.30%                3.61%                3.50%                5.28%
  Portfolio turnover rate                        402%                 398%                 488%                 314%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.66%(c)             0.68%(d)               0.67%                0.68%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.62
  Net realized and unrealized gain/(loss)
    on investments                                0.41
  Net increase/(decrease) in net asset
    value from operations                         1.03
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.62)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.62)
  Net asset value, end of year                    $9.78
  TOTAL RETURN++                                 11.39%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $2,333,703
  Ratio of operating expenses to average
    net assets(a)                                 0.67%
  Ratio of net investment income/(loss)
    to average net assets                         6.53%
  Portfolio turnover rate                         120%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.67%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.66% for Class Z shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.66% for Class Z shares.

NATIONS VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.85                $8.48               $11.96               $12.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.20                 0.16                 0.14                 0.12
  Net realized and unrealized gain/(loss)
    on investments                               1.27                 3.36                (3.31)                0.58
  Net increase/(decrease) in net asset
    value from operations                        1.47                 3.52                (3.17)                0.70
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.20)               (0.15)               (0.13)               (0.10)
  Distributions from net realized gains           --                   --                 (0.18)               (1.03)
  Total dividends and distributions             (0.20)               (0.15)               (0.31)               (1.13)
  Net asset value, end of year                  $13.12               $11.85                $8.48               $11.96
  TOTAL RETURN++                                12.51%               41.63%              (26.95)%               5.64%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,376,691           $1,101,872            $451,815             $513,206
  Ratio of operating expenses to average
    net assets(a)                                0.77%             0.89%(b)(c)             0.97%              0.95%(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.66%                1.49%                1.43%                1.02%
  Portfolio turnover rate                         52%                  69%                  75%                 135%
  Ratio of operating expenses to average
    net asset without waivers and/or
    expense reimbursements(a)                  0.90%(d)             0.96%(e)               0.97%                0.95%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.17
  Net realized and unrealized gain/(loss)
    on investments                               (0.42)
  Net increase/(decrease) in net asset
    value from operations                        (0.25)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.18)
  Distributions from net realized gains          (3.42)
  Total dividends and distributions              (3.60)
  Net asset value, end of year                   $12.39
  TOTAL RETURN++                                 (1.97)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $844,432
  Ratio of operating expenses to average
    net assets(a)                               0.94%(b)
  Ratio of net investment income/(loss)
    to average net assets                         1.28%
  Portfolio turnover rate                         181%
  Ratio of operating expenses to average
    net asset without waivers and/or
    expense reimbursements(a)                     0.94%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.87% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.93% for Class Z shares.

NATIONS MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.98               $12.81               $15.87               $15.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.02)               (0.04)               (0.05)               (0.05)
  Net realized and unrealized gain/(loss)
    on investments                               0.96                 4.21                (3.01)                0.55
  Net increase/(decrease) in net asset
    value from operations                        0.94                 4.17                (3.06)                0.50
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $17.92               $16.98               $12.81               $15.87
  TOTAL RETURN++                                 5.54%               32.55%              (19.28)%               3.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $751,124             $701,306             $384,706             $346,435
  Ratio of operating expenses to average
    net assets                                   1.05%                1.09%                1.12%                1.11%
  Ratio of net investment income/(loss)
    to average net assets                       (0.12)%              (0.24)%              (0.35)%              (0.33)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.08%(a)             1.12%(b)               1.12%                1.11%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.59
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               (7.13)
  Net increase/(decrease) in net asset
    value from operations                        (7.14)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.08)
  Net asset value, end of year                   $15.37
  TOTAL RETURN++                                (31.67)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $354,798
  Ratio of operating expenses to average
    net assets                                    1.09%
  Ratio of net investment income/(loss)
    to average net assets                        (0.05)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.09%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.05% for Class Z shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.09% for Class Z shares.

NATIONS LARGECAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $21.79               $16.37               $22.09               $22.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.43*                0.30                 0.25                 0.24
  Net realized and unrealized gain/(loss)
    on investments                               1.01                 5.39                (5.77)               (0.27)
  Net increase/(decrease) in net asset
    value from operations                        1.44                 5.69                (5.52)               (0.03)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.41)               (0.27)               (0.20)               (0.23)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.41)               (0.27)               (0.20)               (0.23)
  Net asset value, end of year                  $22.82               $21.79               $16.37               $22.09
  TOTAL RETURN++                                 6.57%               34.82%              (25.05)%              (0.09)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,486,203           $1,245,378            $918,184            $1,283,450
  Ratio of operating expenses to average
    net assets(a)                                0.14%              0.26%(c)             0.35%(b)             0.35%(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.92%                1.48%                1.39%                1.05%
  Portfolio turnover rate                         4%                   1%                   6%                   7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.28%(d)             0.50%(e)               0.69%                0.68%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $28.90
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.24
  Net realized and unrealized gain/(loss)
    on investments                               (6.55)
  Net increase/(decrease) in net asset
    value from operations                        (6.31)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.24)
  Distributions from net realized gains          0.00##
  Total dividends and distributions              (0.24)
  Net asset value, end of year                   $22.35
  TOTAL RETURN++                                (21.94)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $2,021,690
  Ratio of operating expenses to average
    net assets(a)                               0.35%(b)
  Ratio of net investment income/(loss)
    to average net assets                         0.88%
  Portfolio turnover rate                          8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.68%

* Net investment income per share reflects a special dividend which amounted to $0.07 per share.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.25% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Class Z shares.

NATIONS MIDCAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS Z SHARES                              03/31/05#           03/31/04#           03/31/03#           03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $10.27              $6.96               $9.31               $8.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.13                0.09                0.06                0.07
  Net realized and unrealized gain/(loss)
    on investments                               0.91                3.29               (2.25)               1.46
  Net increase/(decrease) in net asset
    value from operations                        1.04                3.38               (2.19)               1.53
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.10)              (0.07)              (0.04)              (0.06)
  Distributions from net realized gains         (0.27)               --**               (0.12)              (0.55)
  Total dividends and distributions             (0.37)              (0.07)              (0.16)              (0.61)
  Net asset value, end of period                $10.94              $10.27              $6.96               $9.31
  TOTAL RETURN++                                10.32%              48.67%             (23.77)%             18.29%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $1,601,005          $1,461,843           $860,997            $679,205
  Ratio of operating expenses to average
    net assets                                 0.14%(b)         0.25%(a)(b)(c)         0.35%(a)            0.35%(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                     0.14%(b)          0.25%(a)(c)           0.35%(a)            0.35%(a)
  Ratio of net investment income/(loss)
    to average net assets                       1.21%               0.95%               0.84%               0.82%
  Portfolio turnover rate                        18%                  9%                 15%                 16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.28%(d)          0.50%(a)(e)           0.70%(a)            0.72%(a)

                                              PERIOD ENDED
  CLASS Z SHARES                               03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.08
  Net realized and unrealized gain/(loss)
    on investments                               (0.72)
  Net increase/(decrease) in net asset
    value from operations                        (0.64)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.08)
  Distributions from net realized gains          (0.89)
  Total dividends and distributions              (0.97)
  Net asset value, end of period                 $8.39
  TOTAL RETURN++                                (7.27)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $342,503
  Ratio of operating expenses to average
    net assets                                  0.35%(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                      0.36%(a)
  Ratio of net investment income/(loss)
    to average net assets                        0.82%
  Portfolio turnover rate                         69%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.75%(a)

** Amount represents less than $0.01 per share.
* MidCap Index Class Z Shares were first offered on March 31, 2000.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.25% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.47% for Class Z shares.

NATIONS SMALLCAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $17.95               $11.59               $15.63               $13.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.16                 0.09                 0.07                 0.06
  Net realized and unrealized gain/(loss)
    on investments                               2.04                 6.40                (4.00)                2.73
  Net increase/(decrease) in net asset
    value from operations                        2.20                 6.49                (3.93)                2.79
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)               (0.08)               (0.05)               (0.07)
  Distributions from net realized gains         (0.77)               (0.05)               (0.06)               (0.33)
  Total dividends and distributions             (0.91)               (0.13)               (0.11)               (0.40)
  Net asset value, end of year                  $19.24               $17.95               $11.59               $15.63
  TOTAL RETURN++                                12.84%               56.11%              (25.26)%              21.30%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,072,113            $914,267             $517,680             $499,084
  Ratio of operating expenses to average
    net assets(a)                                0.21%              0.31%(c)               0.40%                0.40%
  Ratio of operating expenses including
    interest expense to average net
    assets(a)                                  0.21%(b)            0.31%(b)(c)             0.40%                0.40%
  Ratio of net investment income/(loss)
    to average net assets                        0.89%                0.57%                0.51%                0.46%
  Portfolio turnover rate                         16%                  16%                  26%                  18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.32%(d)             0.53%(e)               0.76%                0.76%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $13.53
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.08
  Net realized and unrealized gain/(loss)
    on investments                               (0.31)
  Net increase/(decrease) in net asset
    value from operations                        (0.23)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.06)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.06)
  Net asset value, end of year                   $13.24
  TOTAL RETURN++                                 (1.74)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $256,465
  Ratio of operating expenses to average
    net assets(a)                                 0.41%
  Ratio of operating expenses including
    interest expense to average net
    assets(a)                                     0.41%
  Ratio of net investment income/(loss)
    to average net assets                         0.56%
  Portfolio turnover rate                          65%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.79%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.29% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.51% for Class Z shares.

NATIONS INTERNATIONAL EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03*            03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $12.13                $8.01               $10.49               $11.12
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.16                 0.13                 0.10                 0.09
  Net realized and unrealized gain/(loss)
    on investments                               1.19                 4.11                (2.53)               (0.72)
  Net increase/(decrease) in net asset
    value from operations                        1.35                 4.24                (2.43)               (0.63)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.04)               (0.12)               (0.05)                --##
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.04)               (0.12)               (0.05)                --##
  Net increase in net asset value from
    redemption fees                              --##                 --##                 --##                  --
  Net asset value, end of year                  $13.44               $12.13                $8.01               $10.49
  TOTAL RETURN++                                11.10%               53.06%              (23.19)%              (5.65)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,199,712            $917,391             $556,619             $474,738
  Ratio of operating expenses to average
    net assets                                1.01%(a)(c)        1.12%(a)(b)(c)            1.18%                1.16%
  Ratio of net investment income/(loss)
    to average net assets                        1.26%                0.99%                1.10%                0.88%
  Portfolio turnover rate                        153%                  86%                100%+++              85%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    1.13%(a)(d)          1.15%(a)(e)             1.18%                1.16%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.74
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.12
  Net realized and unrealized gain/(loss)
    on investments                               (4.47)
  Net increase/(decrease) in net asset
    value from operations                        (4.35)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.11)
  Distributions from net realized gains          (1.16)
  Total dividends and distributions              (1.27)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $11.12
  TOTAL RETURN++                                (27.40)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $724,572
  Ratio of operating expenses to average
    net assets                                    1.15%
  Ratio of net investment income/(loss)
    to average net assets                         0.89%
  Portfolio turnover rate                        92%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.16%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations International Equity Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
+++ Rate represents Nations International Equity Master Portfolio.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.10% for Class Z shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.13% for Class Z shares.

Additional hypothetical fees and
expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.54%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.46%            $10,446.00      $ 55.20
       2           10.25%            $11,025.00              9.12%            $10,911.89      $ 57.67
       3           15.76%            $11,576.25             13.99%            $11,398.56      $ 60.24
       4           21.55%            $12,155.06             19.07%            $11,906.94      $ 62.92
       5           27.63%            $12,762.82             24.38%            $12,437.99      $ 65.73
       6           34.01%            $13,400.96             29.93%            $12,992.72      $ 68.66
       7           40.71%            $14,071.00             35.72%            $13,572.20      $ 71.73
       8           47.75%            $14,774.55             41.78%            $14,177.52      $ 74.92
       9           55.13%            $15,513.28             48.10%            $14,809.83      $ 78.27
      10           62.89%            $16,288.95             54.70%            $15,470.35      $ 81.76
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,470.35
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $677.10

NATIONS VALUE FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.76%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.24%            $10,424.00      $ 77.61
       2           10.25%            $11,025.00             8.66%            $10,865.98      $ 80.90
       3           15.76%            $11,576.25            13.27%            $11,326.70      $ 84.33
       4           21.55%            $12,155.06            18.07%            $11,806.95      $ 87.91
       5           27.63%            $12,762.82            23.08%            $12,307.56      $ 91.64
       6           34.01%            $13,400.96            28.29%            $12,829.40      $ 95.52
       7           40.71%            $14,071.00            33.73%            $13,373.37      $ 99.57
       8           47.75%            $14,774.55            39.40%            $13,940.40      $103.79
       9           55.13%            $15,513.28            45.31%            $14,531.47      $108.19
      10           62.89%            $16,288.95            51.48%            $15,147.61      $112.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,147.61
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $942.25

NATIONS MARSICO FOCUSED EQUITIES FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.98%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.02%            $10,402.00      $   99.97
       2           10.25%            $11,025.00              8.20%            $10,820.16      $  103.99
       3           15.76%            $11,576.25             12.55%            $11,255.13      $  108.17
       4           21.55%            $12,155.06             17.08%            $11,707.59      $  112.52
       5           27.63%            $12,762.82             21.78%            $12,178.23      $  117.04
       6           34.01%            $13,400.96             26.68%            $12,667.80      $  121.75
       7           40.71%            $14,071.00             31.77%            $13,177.04      $  126.64
       8           47.75%            $14,774.55             37.07%            $13,706.76      $  131.73
       9           55.13%            $15,513.28             42.58%            $14,257.77      $  137.03
      10           62.89%            $16,288.95             48.31%            $14,830.93      $  142.53
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,830.93
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,201.36

NATIONS LARGECAP INDEX FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.14%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.86%             $10,486.00        $ 14.34
       2           10.25%             $11,025.00              9.96%             $10,995.62        $ 15.04
       3           15.76%             $11,576.25             15.30%             $11,530.01        $ 15.77
       4           21.55%             $12,155.06             20.90%             $12,090.37        $ 16.53
       5           27.63%             $12,762.82             26.78%             $12,677.96        $ 17.34
       6           34.01%             $13,400.96             32.94%             $13,294.11        $ 18.18
       7           40.71%             $14,071.00             39.40%             $13,940.20        $ 19.06
       8           47.75%             $14,774.55             46.18%             $14,617.69        $ 19.99
       9           55.13%             $15,513.28             53.28%             $15,328.11        $ 20.96
      10           62.89%             $16,288.95             60.73%             $16,073.06        $ 21.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 6,073.06
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $179.20

NATIONS MIDCAP INDEX FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.14%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.86%            $10,486.00      $ 14.34
       2           10.25%            $11,025.00             9.96%            $10,995.62      $ 15.04
       3           15.76%            $11,576.25            15.30%            $11,530.01      $ 15.77
       4           21.55%            $12,155.06            20.90%            $12,090.37      $ 16.53
       5           27.63%            $12,762.82            26.78%            $12,677.96      $ 17.34
       6           34.01%            $13,400.96            32.94%            $13,294.11      $ 18.18
       7           40.71%            $14,071.00            39.40%            $13,940.20      $ 19.06
       8           47.75%            $14,774.55            46.18%            $14,617.69      $ 19.99
       9           55.13%            $15,513.28            53.28%            $15,328.11      $ 20.96
      10           62.89%            $16,288.95            60.73%            $16,073.06      $ 21.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 6,073.06
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $179.20

NATIONS SMALLCAP INDEX FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.21%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.79%            $10,479.00      $ 21.50
       2           10.25%            $11,025.00              9.81%            $10,980.94      $ 22.53
       3           15.76%            $11,576.25             15.07%            $11,506.93      $ 23.61
       4           21.55%            $12,155.06             20.58%            $12,058.11      $ 24.74
       5           27.63%            $12,762.82             26.36%            $12,635.70      $ 25.93
       6           34.01%            $13,400.96             32.41%            $13,240.95      $ 27.17
       7           40.71%            $14,071.00             38.75%            $13,875.19      $ 28.47
       8           47.75%            $14,774.55             45.40%            $14,539.81      $ 29.84
       9           55.13%            $15,513.28             52.36%            $15,236.27      $ 31.26
      10           62.89%            $16,288.95             59.66%            $15,966.08      $ 32.76
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,966.08
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $267.83

NATIONS INTERNATIONAL EQUITY FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.97%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.03%            $10,403.00      $   98.95
       2           10.25%            $11,025.00              8.22%            $10,822.24      $  102.94
       3           15.76%            $11,576.25             12.58%            $11,258.38      $  107.09
       4           21.55%            $12,155.06             17.12%            $11,712.09      $  111.41
       5           27.63%            $12,762.82             21.84%            $12,184.09      $  115.90
       6           34.01%            $13,400.96             26.75%            $12,675.11      $  120.57
       7           40.71%            $14,071.00             31.86%            $13,185.91      $  125.43
       8           47.75%            $14,774.55             37.17%            $13,717.30      $  130.48
       9           55.13%            $15,513.28             42.70%            $14,270.11      $  135.74
      10           62.89%            $16,288.95             48.45%            $14,845.20      $  141.21
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,845.20
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,189.71

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated

"BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400(1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500", "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You'll find more information about Nations Funds Government Bond, Stock, Index and International Stock Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.345.6611

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
BANKPROZ-0805


                                                            (NATIONS FUNDS LOGO)

       Prospectus
       -------------------------------------------------------------------------
       Prospectus -- Class Z Shares
       August 1, 2005

(NATIONS FUNDS LOGO)

STATE MUNICIPAL BOND FUNDS
Nations California Municipal Bond Fund
Nations Florida Municipal Bond Fund
Nations Kansas Municipal Income Fund
Nations Tennessee Intermediate
Municipal Bond Fund
MUNICIPAL BOND FUND
Nations Intermediate Municipal Bond Fund
GOVERNMENT & CORPORATE BOND FUNDS
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Strategic Income Fund


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 85.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds State Municipal Bond, Municipal Bond and Government & Corporate Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

Each type of Fund has a different investment focus:

  - State Municipal Bond Funds invest most of their assets in securities issued by one state and its public authorities and local governments, and are generally intended for residents of that state. State Municipal Bond Funds focus on the potential to earn income that is generally free from federal and state income tax by investing primarily in municipal securities.

  - The Municipal Bond Fund focuses on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities.

  - Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

The Funds also have different risk/return characteristics because they invest in different kinds of securities and have varying investment strategies.

Fixed income securities and municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities and municipal securities.

Because they invest primarily in securities issued by one state, and its public authorities and local governments, the State Municipal Bond Funds are considered to be non-diversified. This means the value of a Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Government & Corporate Bond Funds and Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

The State Municipal Bond and Municipal Bond Funds may be suitable if you also want to reduce taxes on your investment income.

The State Municipal Bond, Government & Corporate Bond Funds and Municipal Bond Funds may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 57.

--------------------------------------------------------------------------------


------------------------------------------------------------------
NATIONS CALIFORNIA MUNICIPAL BOND FUND                           5
------------------------------------------------------------------
NATIONS FLORIDA MUNICIPAL BOND FUND                             11
------------------------------------------------------------------
NATIONS KANSAS MUNICIPAL INCOME FUND                            18
------------------------------------------------------------------
NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND              23
------------------------------------------------------------------
NATIONS INTERMEDIATE MUNICIPAL BOND FUND                        30
------------------------------------------------------------------
NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND                      36
------------------------------------------------------------------
NATIONS GOVERNMENT SECURITIES FUND                              42
------------------------------------------------------------------
NATIONS STRATEGIC INCOME FUND                                   48
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     55
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       57

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         61
  Distributions and taxes                                       68
  Legal matters                                                 70
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            71
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            80
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   85
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CALIFORNIA MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 57.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO CALIFORNIA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF CALIFORNIA

  - INCOME POTENTIAL: HIGH

  - RISK POTENTIAL: HIGH

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks as high a level of current interest income free of federal income tax and California state individual income tax as is consistent with prudent investment management and preservation of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. The Fund also normally invests at least 80% of its assets in investment grade municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         ABOUT A WEEK PRIOR TO THE REORGANIZATION DISCUSSED BELOW NATIONS CALIFORNIA
                   MUNICIPAL BOND FUND WILL BE CLOSED TO CURRENT OR PROSPECTIVE INVESTORS.
                   Nations California Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which, in turn, generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. The current finances of California and its municipalities have improved during fiscal year 2004-05, in part due to an improved economy and higher employment rates, which increased tax revenue. California remains the state with the lowest credit rating, however. The Governor's Budget for 2005-06 projects a $6 billion deficit due to structural spending imbalances. The Governor proposes to cut program spending and to shift responsibility for certain obligations to make up the shortfall, but as of June 15, the State Legislature had not approved a final budget for the 2005-06 fiscal year. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

      - PROPOSED REORGANIZATION -- On March 21, 2005, the Board of Trustees of Nations Funds Trust, on behalf of the Fund, approved the Fund's reorganization into a newly created acquiring fund that will have similar characteristics to the existing Columbia California Tax-Exempt Fund. The principal effect of this reorganization would be to convert your Fund investment into an investment in an acquiring fund with similar objectives, principal investment strategies and risks. One additional effect of this reorganization would be that shareholders would be invested in an acquiring fund that would be a series of a Massachusetts business trust, the structure of which is expected to be similar to Nations Funds Trust. Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting expected to be held in early September 2005. Proxy materials for the meeting discussing the similarities and differences between the acquired and acquiring funds will be forthcoming and the reorganization, if approved by shareholders, is expected to occur at the end of September or the beginning of October 2005. At that time, shares of your Fund would be exchanged for shares of equal dollar value of the newly created acquiring Columbia California Tax-Exempt Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
              12.47%    4.17%    8.36%    4.61%    4.26%



              *Year-to-date return as of June 30, 2005: 2.98%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2002:           5.22%
         WORST: 2ND QUARTER 2004:         -2.35%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with at least one year remaining to maturity. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES               4.26%     6.72%     5.18%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                   4.07%     6.62%     5.08%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES           4.58%     6.47%     5.10%



         LEHMAN BROTHERS MUNICIPAL BOND INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)      4.48%     7.20%     5.89%

      *THE INCEPTION DATE OF CLASS Z SHARES IS MAY 21, 1999. THE RETURN FOR THE
       INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class Z
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.55%



         Other expenses                                                  0.11%
                                                                          ------



         Total annual Fund operating expenses                            0.66%



         Fee waivers and/or reimbursements                              (0.06)%
                                                                          ------



         Total net expenses(3)                                           0.60%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.41% and an administrative fee of 0.14%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.41% for assets up to $500 million; 0.36% for assets in excess of $500 million and up to $1 billion; 0.33% for assets in excess of $1 billion and up to $1.5 billion; 0.30% for assets in excess of $1.5 billion and up to $3 billion; 0.29% for assets in excess of $3 billion and up to $6 billion; 0.28% for assets in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $61      $205      $362       $817

NATIONS FLORIDA MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 57.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO FLORIDA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

  - INCOME POTENTIAL: HIGH

  - RISK POTENTIAL: HIGH

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term municipal securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Florida state intangibles tax. The Fund also normally invests at least 80% of its assets in investment grade long-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         ABOUT A WEEK PRIOR TO THE REORGANIZATION DISCUSSED BELOW NATIONS FLORIDA
                   MUNICIPAL BOND FUND WILL BE CLOSED TO CURRENT OR PROSPECTIVE INVESTORS.
                   Nations Florida Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Florida municipal obligations, which generally is free from federal income tax and Florida state intangibles tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the State's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities. In addition, unfunded State of Florida mandates, including, but not limited to, classroom size limits and increased security measures may have an adverse effect on the credit quality of certain of the issuers of Florida municipal securities.

      - PROPOSED REORGANIZATION -- On March 21, 2005, the Board of Trustees of Nations Funds Trust, on behalf of the Fund, approved the Fund's reorganization into Nations Florida Intermediate Municipal Bond Fund, another operating series of Nations Funds Trust. The principal effect of this reorganization would be to convert your Fund investments into an investment in an acquiring fund with similar objectives, principal investment strategies and risks. Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting expected to be held in early September 2005. Proxy materials for the meeting discussing the similarities and differences between the acquired and acquiring funds will be forthcoming and the reorganization, if approved by shareholders, is expected to occur at the end of September or the beginning of October 2005. At that time, shares of your Fund would be exchanged for shares of equal dollar value of Nations Florida Intermediate Municipal Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               19.89%    3.17%    8.93%    5.84%   -2.57%   11.33%    4.81%    9.52%    4.08%    2.82%



               *Year-to-date return as of June 30, 2005: 2.01%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           8.21%
         WORST: 1ST QUARTER 1996:         -2.45%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with at least one year remaining to maturity. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     2.82%     6.46%     6.63%      5.23%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         2.64%     6.29%     6.54%      5.15%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.56%     6.21%     6.44%      5.17%



         LEHMAN BROTHERS MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    4.48%     7.20%     7.06%      5.88%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 13, 1993. THE RETURN FOR
       THE INDEX SHOWN IS FROM DECEMBER 31, 1993.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION -- COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.22%
                                                                         -----



         Total annual Fund operating expenses                           0.77%



         Fee waivers and/or reimbursements                             (0.17)%
                                                                         -----



         Total net expenses(3)                                          0.60%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.41% and an administration fee of 0.14%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.41% for assets up to $500 million; 0.36% for assets in excess of $500 million and up to $1 billion; 0.33% for assets in excess of $1 billion and up to $1.5 billion; 0.30% for assets in excess of $1.5 billion and up to $3 billion; 0.29% for assets in excess of $3 billion and up to $6 billion; and 0.28% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $61      $229      $411       $938

NATIONS KANSAS MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 57.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF KANSAS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Kansas state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Kansas individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation or when other investments are more attractive.

--------------------------------------------------------------------------------

 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         ABOUT A WEEK PRIOR TO THE REORGANIZATION DISCUSSED BELOW NATIONS KANSAS
                   MUNICIPAL INCOME FUND WILL BE CLOSED TO CURRENT OR PROSPECTIVE INVESTORS.
                   Nations Kansas Municipal Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Kansas municipal obligations, which generally is free from federal income tax and Kansas state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. For example, the State's economy relies significantly on its agricultural and transportation equipment manufacturing industries. Adverse conditions affecting the agricultural and transportation equipment manufacturing industries could have a significant impact on Kansas municipal securities.

      - PROPOSED REORGANIZATION -- On March 21, 2005, the Board of Trustees of Nations Funds Trust, on behalf of the Fund, approved the Fund's reorganization into a newly created acquiring fund that will have similar characteristics to the existing Columbia Intermediate Tax-Exempt Fund. The principal effect of this reorganization would be to convert your Fund investment into an investment in an acquiring fund with similar objectives, principal investment strategies and risks. One additional effect of this reorganization would be that shareholders would be invested in an acquiring fund that would be a series of a Massachusetts business trust, the structure of which is expected to be similar to Nations Funds Trust. Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting expected to be held in early September 2005. Proxy materials for the meeting discussing the similarities and differences between the acquired and acquiring funds will be forthcoming and the reorganization, if approved by shareholders, is expected to occur at the end of September or the beginning of October 2005. At that time, shares of your Fund would be exchanged for shares of equal dollar value of the newly created acquiring Columbia Intermediate Tax-Exempt Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               4.05%    7.49%    3.72%    2.67%



              *Year-to-date return as of June 30, 2005: 1.54%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2002:           3.39%
         WORST: 2ND QUARTER 2004:         -2.12%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES                       2.67%    5.02%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS       2.45%    4.92%



         CLASS Z SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                     3.29%    4.89%



         LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    3.02%    6.00%

      *THE INCEPTION DATE OF CLASS Z SHARES IS JULY 17, 2000. THE RETURN FOR THE
       INDEX SHOWN IS FROM JULY 31, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

                               SHAREHOLDER FEES                        Class Z
                  (Fees paid directly from your investment)            Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.30%
                                                                         -----



         Total annual Fund operating expenses                           0.85%



         Fee waivers and/or reimbursements                             (0.25)%
                                                                         -----



         Total net expenses(3)                                          0.60%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.41% and an administration fee of 0.14%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.41% for assets up to $500 million; 0.36% for assets in excess of $500 million and up to $1 billion; 0.33% for assets in excess of $1 billion and up to $1.5 billion; 0.30% for assets in excess of $1.5 billion and up to $3 billion; 0.29% for assets in excess of $3 billion and up to $6 billion; and 0.28% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                       $61      $246      $447      $1,026

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 57.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TENNESSEE

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax and the
                   Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Tennessee Hall income tax on unearned income. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons and expected and timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------

 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         ABOUT A WEEK PRIOR TO THE REORGANIZATION DISCUSSED BELOW NATIONS TENNESSEE
                   INTERMEDIATE MUNICIPAL BOND FUND WILL BE CLOSED TO CURRENT OR PROSPECTIVE
                   INVESTORS.
                   Nations Tennessee Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Tennessee municipal obligations, which generally is free from federal income tax and the Tennessee Hall income tax on unearned income, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Tennessee and its municipalities, is more vulnerable to unfavorable developments in Tennessee than funds that invest in municipal bonds of many different states. During the last few years, the State has struggled to balance its budget relying on nonrecurring revenue sources to accomplish this mandate. Governor Bredesen has recently succeeded in getting the State legislature to pass a balanced budget based on substantial reduction in State expenditures. By reducing its expenses, the State has laid the foundation to move past its current fiscal crisis and its economic outlook has stabilized. While Nissan Motor Manufacturing, Saturn Corporation and the other industries that have located in Tennessee capitalizing on its central location, favorable business climate and its advanced transportation system have contributed to the existing economy, adverse conditions affecting these businesses could have an impact on Tennessee municipal securities.

      - PROPOSED REORGANIZATION -- On March 21, 2005, the Board of Trustees of Nations Funds Trust, on behalf of the Fund, approved the Fund's reorganization into a newly created acquiring fund that will have similar characteristics to the existing Columbia Intermediate Tax-Exempt Fund. The principal effect of this reorganization would be to convert your Fund investment into an investment in an acquiring fund with similar objectives, principal investment strategies and risks. One additional effect of this reorganization would be that shareholders would be invested in an acquiring fund that would be a series of a Massachusetts business trust, the structure of which is expected to be similar to Nations Funds Trust. Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting expected to be held in early September 2005. Proxy materials for the meeting discussing the similarities and differences between the acquired and acquiring funds will be forthcoming and the reorganization, if approved by shareholders, is expected to occur at the end of September or the beginning of October 2005. At that time, shares of your Fund would be exchanged for shares of equal dollar value of the newly created acquiring Columbia Intermediate Tax-Exempt Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              14.15%    3.92%    6.92%    5.41%   -1.25%    8.31%    5.43%    8.25%    3.96%    3.02%



              *Year-to-date return as of June 30, 2005: 1.67%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.82%
         WORST: 2ND QUARTER 2004:         -1.76%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     3.02%     5.77%     5.74%      5.01%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         3.00%     5.77%     5.74%      5.00%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.42%     5.60%     5.62%      4.95%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.02%     6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              3.15%     6.61%     6.48%      5.84%

      *THE INCEPTION DATE OF CLASS Z SHARES IS APRIL 13, 1993. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM MARCH 31, 1993.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.55%



         Other expenses                                                 0.35%
                                                                         -----



         Total annual Fund operating expenses                           0.90%



         Fee waivers and/or reimbursements                             (0.40)%
                                                                         -----



         Total net expenses(3)                                          0.50%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $247      $459      $1,071

NATIONS INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 57.

MODERATE RISK, MODERATE INCOME POTENTIAL

THIS FUND HAS RELATIVELY MODERATE RISK COMPARED WITH THE OTHER NATIONS FUNDS MUNICIPAL BOND FUNDS.

THE FUND'S VALUE WILL TEND TO CHANGE MORE WHEN INTEREST RATES CHANGE THAN THE VALUE OF NATIONS SHORT-TERM MUNICIPAL INCOME FUND, BUT IT COULD ALSO EARN MORE INCOME.

ITS VALUE WILL CHANGE LESS WHEN INTEREST RATES CHANGE THAN THE VALUE OF NATIONS MUNICIPAL INCOME FUND, BUT IT COULD ALSO EARN LESS INCOME.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The portfolio manager:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------

 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         ABOUT A WEEK PRIOR TO THE REORGANIZATION DISCUSSED BELOW NATIONS INTERMEDIATE
                   MUNICIPAL BOND FUND WILL BE CLOSED TO CURRENT OR PROSPECTIVE INVESTORS.
                   Nations Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the portfolio manager expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - PROPOSED REORGANIZATION -- On March 21, 2005, the Board of Trustees of Nations Funds Trust, on behalf of the Fund, approved the Fund's reorganization into a newly created acquiring fund that will have similar characteristics to the existing Columbia Intermediate Tax-Exempt Fund. The principal effect of this reorganization would be to convert your Fund investment into an investment in an acquiring fund with similar objectives, principal investment strategies and risks. One additional effect of this reorganization would be that shareholders would be invested in an acquiring fund that would be a series of a Massachusetts business trust, the structure of which is expected to be similar to Nations Funds Trust. Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting expected to be held in early September 2005. Proxy materials for the meeting discussing the similarities and differences between the acquired and acquiring funds will be forthcoming and the reorganization, if approved by shareholders, is expected to occur at the end of September or the beginning of October 2005. At that time, shares of your Fund would be exchanged for shares of equal dollar value of the newly created acquiring Columbia Intermediate Tax-Exempt Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              14.76%    4.04%    7.36%    5.45%   -1.25%    8.16%    4.83%    8.12%    4.22%    3.00%



              *Year-to-date return as of June 30, 2005: 1.79%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           6.00%
         WORST: 2ND QUARTER 2004:         -2.01%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     3.00%     5.65%     5.80%      5.02%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         2.98%     5.63%     5.76%      4.98%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                3.38%     5.50%     5.66%      4.96%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.02%     6.18%     6.21%      5.53%

      *THE INCEPTION DATE OF CLASS Z SHARES IS JULY 30, 1993. THE RETURN FOR THE
       INDEX SHOWN IS FROM JULY 31, 1993.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class Z
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.50%



         Other expenses                                                  0.05%
                                                                          ------



         Total annual Fund operating expenses                            0.55%



         Fee waivers and/or reimbursements                              (0.05)%
                                                                          ------



         Total net expenses(3)                                           0.50%
                                                                          ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.35% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $51      $171      $302       $684

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. MARIE SCHOFIELD OF THE ADVISER IS THE PORTFOLIO MANGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 57.

U.S. GOVERNMENT SECURITIES

THIS FUND INVESTS MOST OF ITS ASSETS IN SECURITIES THAT ARE U.S. GOVERNMENT ISSUED OR GUARANTEED. THIS MEANS THE FUND IS GENERALLY NOT SUBJECT TO CREDIT RISK, BUT IT COULD EARN LESS INCOME THAN FUNDS THAT INVEST IN OTHER KINDS OF FIXED INCOME SECURITIES.

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income consistent with modest fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. government obligations and repurchase agreements secured by these securities. It may invest in mortgage-related securities issued or backed by the
                   U.S. government, its agencies or instrumentalities, or corporations.

The Fund may also engage in repurchase, reverse repurchase, forward purchase agreements and dollar rolls. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be four years or less.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio manager may change the allocations when market conditions change

  - selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         ABOUT A WEEK PRIOR TO THE REORGANIZATION DISCUSSED BELOW NATIONS
                   SHORT-INTERMEDIATE GOVERNMENT FUND WILL BE CLOSED TO CURRENT OR PROSPECTIVE
                   INVESTORS. Nations Short-Intermediate Government Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the portfolio manager expects, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not continue to be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - PROPOSED REORGANIZATION -- On March 21, 2005, the Board of Trustees of Nations Funds Trust, on behalf of the Fund, approved the Fund's reorganization into a Nations Short-Term Income Fund, another operating series of Nations Funds Trust. The principal effect of this reorganization would be to convert your Fund investment into an investment in an acquiring fund with similar objectives, principal investment strategies and risks. Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting expected to be held in early September 2005. Proxy materials for the meeting discussing the similarities and differences between the acquired and acquiring funds will be forthcoming and the reorganization, if approved by shareholders, is expected to occur at the end of September or the beginning of October 2005. At that time, shares of your Fund would be exchanged for shares of equal dollar value of Nations Short-Term Income Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              12.44%    3.19%    7.25%    6.60%    0.43%    9.56%   7.61%**   9.92%    1.70%    1.74%



              *Year-to-date return as of June 30, 2005: 1.66%
              **The return disclosed has been revised from the 7.71% return disclosed in prior years'
                prospectuses.

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2001:           4.68%
         WORST: 2ND QUARTER 2004:         -2.43%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers U.S. Government Intermediate Index, an index of U.S. government agency and U.S. Treasury securities. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     1.74%     6.04%     5.97%      5.97%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         0.69%     4.25%     3.93%      3.84%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                1.19%     4.11%     3.86%      3.81%



         LEHMAN BROTHERS U.S. GOVERNMENT
           INTERMEDIATE INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                2.33%     6.57%     6.75%      6.66%

      *THE INCEPTION DATE OF CLASS Z SHARES IS AUGUST 1, 1991. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.45%



         Other expenses                                                 0.10%
                                                                        -----



         Total annual Fund operating expenses                           0.55%
                                                                        =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fees of 0.30% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.30% for assets up to $500 million; and 0.25% for assets in excess of $500 million.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $56      $176      $307       $689

NATIONS GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. ANN PETERSON OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 57.

MORTGAGE-BACKED SECURITIES

THIS FUND INVESTS IN MORTGAGE-BACKED SECURITIES. MORTGAGE-BACKED SECURITIES TEND TO PAY HIGHER INCOME THAN U.S. TREASURY BONDS AND OTHER GOVERNMENT-BACKED BONDS WITH SIMILAR MATURITIES, BUT ALSO HAVE SPECIFIC RISKS ASSOCIATED WITH THEM. THEY PAY A MONTHLY AMOUNT THAT INCLUDES A PORTION OF THE PRINCIPAL ON THE UNDERLYING MORTGAGES, AS WELL AS INTEREST.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, this Fund will invest at least 80% of its assets in
                   U.S. government obligations and repurchase agreements secured by these securities.

It may also invest in the following securities rated investment grade at the time of investment:

  - mortgage-backed securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities or municipal securities

  - corporate debt securities, including bonds, notes and debentures

The Fund may also engage in reverse repurchase, forward purchase agreements and dollar rolls. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio manager may change the allocations when market conditions change

  - selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons and expected timing of cash flows

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------

 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         ABOUT A WEEK PRIOR TO THE REORGANIZATION DISCUSSED BELOW NATIONS GOVERNMENT
                   SECURITIES FUND WILL BE CLOSED TO CURRENT OR PROSPECTIVE INVESTORS.
                   Nations Government Securities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not continue to be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - PROPOSED REORGANIZATION -- On March 21, 2005, the Board of Trustees of Nations Fund Trust, on behalf of the Fund, approved the Fund's reorganization into a newly created acquiring fund that will have similar characteristics to the existing Columbia Federal Securities Fund. The principal effect of this reorganization would be to convert your Fund investment into an investment in an acquiring fund with similar objectives, principal investment strategies and risks. One additional effect of this reorganization would be that shareholders would be invested in an acquiring fund that would be a series of a Massachusetts business trust, the structure of which is expected to be similar to Nations Funds Trust Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting expected to be held in early September 2005. Proxy materials for the meeting discussing the similarities and differences between the acquired and acquiring funds will be forthcoming and the reorganization, if approved by shareholders, is expected to occur at the end of September or the beginning of October 2005. At that time, shares of your Fund would be exchanged for shares of equal dollar value of the newly created acquiring Columbia Federal Securities Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               15.28%    2.53%    8.55%    8.43%   -2.95%   12.13%    6.68%   11.48%    1.56%    3.20%



               *Year-to-date return as of June 30, 2005: 2.90%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2002:           6.43%
         WORST: 2ND QUARTER 2004:         -3.00%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers U.S. Government Index, an unmanaged index of government bonds with an average maturity of approximately nine years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     3.20%     6.92%     6.56%      6.16%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         2.14%     5.29%     4.51%      3.99%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                2.07%     4.92%     4.33%      3.92%



         LEHMAN BROTHERS U.S. GOVERNMENT INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    3.48%     7.48%     7.46%      7.36%

      *THE INCEPTION DATE OF CLASS Z SHARES IS APRIL 11, 1991. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.53%



         Other expenses                                                 0.17%
                                                                         -----



         Total annual Fund operating expenses                           0.70%

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.39% and an administration fee of 0.14%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.39% for assets up to $500 million; 0.34% for assets in excess of $500 million and up to $1 billion; 0.31% for assets in excess of $1 billion and up to $1.5 billion; 0.28% for assets in excess of $1.5 billion and up to $3 billion; 0.27% for assets in excess of $3 billion and up to $6 billion; and 0.26% in excess of $6 billion.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $72      $224      $390       $871

NATIONS STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. KEVIN CRONK, THOMAS LAPOINTE AND LAURA OSTRANDER OF THE ADVISER ARE THE PORTFOLIO MANAGERS THAT MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS ON PAGE 57.

MULTI-SECTOR APPROACH

THE FUND FOLLOWS A MULTI-SECTOR APPROACH IN ORDER TO PURSUE HIGH INCOME WHILE SEEKING TO CONTROL VOLATILITY. TO TRY TO ACCOMPLISH THIS, THE FUND IS DIVERSIFIED BROADLY IN THREE SECTORS OF THE MARKET -- U.S. GOVERNMENT, FOREIGN AND LOWER-RATED CORPORATE BONDS. THIS DIVERSIFICATION IS THOUGHT TO BE CRITICAL IN MANAGING THE EXCHANGE-RATE UNCERTAINTIES OF FOREIGN BONDS AND THE SPECIAL CREDIT RISKS OF LOWER-RATED BONDS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing securities. The Fund normally invests at least 65% of its assets in investment grade debt securities.

The Fund may invest in:

  - corporate debt securities

  - U.S. government obligations

  - foreign government obligations

  - foreign debt securities denominated in U.S. dollars or foreign currencies

  - mortgage-related securities issued by governments and non-government issuers

  - asset-backed securities

The Fund may invest up to 35% of its assets in lower-quality fixed income securities ("junk bonds" or "high yield bonds") rated "Ba" or "B" by Moody's Investors Service, Inc. (Moody's) or "BB" or "B" by Standard & Poor's Corporation (S&P). A portfolio manager may choose unrated securities if the portfolio manager believes they are of comparable quality at the time of investment. The Fund may also invest in other registered investment companies.

The Fund will limit its investments in foreign securities to one-third of its total assets. The Fund may engage in forward foreign currency contracts, reverse repurchase agreements and forward purchase agreements to seek to protect against movements in the value of foreign currencies in which its foreign securities may be denominated.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements primarily used to seek to enhance returns and manage liquidity. These investments will generally be short-term in nature. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may also invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than five years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, foreign government obligations and U.S. corporate securities, including high yield corporate bonds. The allocation is structured to provide the potential for the best return, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.


--------------------------------------------------------------------------------

 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         ABOUT A WEEK PRIOR TO THE REORGANIZATION DISCUSSED BELOW NATIONS STRATEGIC
                   INCOME FUND WILL BE CLOSED TO CURRENT OR PROSPECTIVE INVESTORS.
                   Nations Strategic Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to one-third of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. The Fund's use of forward foreign currency contracts to seek to protect against movements in the value of foreign currencies may not eliminate the risk that the Fund will be adversely affected by changes in foreign currencies. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - PROPOSED REORGANIZATION -- On March 21, 2005, the Board of Trustees of Nations Fund Trust, on behalf of the Fund, approved the Fund's reorganization into a newly created acquiring fund that will have similar characteristics to the existing Columbia Strategic Income Fund. The principal effect of this reorganization would be to convert your Fund investment into an investment in an acquiring fund with similar objectives, principal investment strategies and risks. One additional effect of this reorganization would be that shareholders would be invested in an acquiring fund that would be a series of a Massachusetts business trust, the structure of which is expected to be similar to Nations Funds Trust. Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting expected to be held in early September 2005. Proxy materials for the meeting discussing the similarities and differences between the acquired and acquiring funds will be forthcoming and the reorganization, if approved by shareholders, is expected to occur at the end of September or the beginning of October 2005. At that time, shares of your Fund would be exchanged for shares of equal dollar value of the newly created acquiring Columbia Strategic Income Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              20.91%    2.46%    8.59%    7.54%   -2.59%    8.03%    6.66%    5.00%    9.74%    6.63%



              *Year-to-date return as of June 30, 2005: 0.47%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:           7.48%
         WORST: 1ST QUARTER 1996:         -3.18%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers U.S. Aggregate Index, an unmanaged index made up of Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. In addition, the table shows the returns for each period for a blend of 65% of the Lehman Brothers U.S. Aggregate Index, 25% of the Citigroup All BB&B-Rated High Yield Market Index and 10% of the J.P. Morgan Emerging Market Bond Global Index. The Citigroup All BB&B-Rated High Yield Market Index is an unmanaged index that includes U.S. dollar-denominated bonds rated B or BB and the J.P. Morgan Emerging Market Bond Global Index is an unmanaged index that covers 27 emerging market countries. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES     6.63%    7.20%     7.15%      7.08%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                         5.01%    4.97%     4.60%      4.41%



         CLASS Z SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                4.27%    4.77%     4.52%      4.37%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    4.34%    7.71%     7.72%      7.00%



         BLENDED LEHMAN BROTHERS U.S.
           AGGREGATE, CITIGROUP ALL BB&B-RATED
           HIGH YIELD MARKET AND J.P. MORGAN
           EMERGING MARKET BOND GLOBAL INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                   11.41%    7.20%     7.58%      --**




       *THE INCEPTION DATE OF CLASS Z SHARES IS OCTOBER 30, 1992. THE RETURNS
        FOR THE INDICES SHOWN ARE FROM THAT DATE.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR
        CERTAIN INDICES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class Z shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class Z
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases              N/A



         Maximum deferred sales charge (load)                          N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.60%



         Other expenses                                                 0.16%
                                                                         -----



         Total annual Fund operating expenses                           0.76%

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.46% and an administration fee of 0.14%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.46% for assets up to $500 million; 0.41% for assets in excess of $500 million and up to $1 billion; 0.38% for assets in excess of $1 billion and up to $1.5 billion; and 0.35% for assets in excess of $1.5 billion.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS Z SHARES                          $78      $243      $422       $942




Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar quarter will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 30 calendar days following each quarter-end and will remain posted on the website until the Fund files its next Form N-CSR or Form N-Q.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each other Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

  FUND                              PORTFOLIO MANAGERS
  NATIONS CALIFORNIA MUNICIPAL
    BOND FUND                       WENDY NORMAN



  NATIONS FLORIDA MUNICIPAL BOND
    FUND                            CHRIS ECKSTROM



  NATIONS KANSAS MUNICIPAL INCOME
    FUND                            WENDY NORMAN



  NATIONS TENNESSEE INTERMEDIATE
    MUNICIPAL BOND FUND             CHRIS ECKSTROM



  NATIONS INTERMEDIATE MUNICIPAL
    BOND FUND                       WENDY NORMAN



  NATIONS SHORT-INTERMEDIATE
    GOVERNMENT FUND                 MARIE SCHOFIELD



  NATIONS GOVERNMENT SECURITIES
    FUND                            ANN PETERSON



  NATIONS STRATEGIC INCOME FUND     KEVIN CRONK, THOMAS LAPOINTE, LAURA OSTRANDER

                                                      BUSINESS EXPERIENCE
  PORTFOLIO MANAGER  LENGTH OF SERVICE WITH FUND      DURING PAST FIVE YEARS
  -----------------  -------------------------------  ----------------------------
  KEVIN CRONK        NATIONS STRATEGIC INCOME FUND    COLUMBIA MANAGEMENT --
                     SINCE MARCH 2005                 PORTFOLIO MANAGER SINCE 1999



  CHRIS ECKSTROM     NATIONS FLORIDA MUNICIPAL BOND   COLUMBIA MANAGEMENT --
                     FUND SINCE APRIL 1998            PORTFOLIO MANAGER SINCE 1998

                     NATIONS TENNESSEE INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE APRIL
                     1998



  THOMAS LAPOINTE    NATIONS STRATEGIC INCOME FUND    COLUMBIA MANAGEMENT --
                     SINCE MARCH 2005                 PORTFOLIO MANAGER SINCE 1999



  WENDY NORMAN       NATIONS CALIFORNIA MUNICIPAL     COLUMBIA MANAGEMENT --
                     BOND FUND SINCE DECEMBER 2004    PORTFOLIO MANAGER SINCE 1993

                     NATIONS KANSAS MUNICIPAL INCOME
                     FUND SINCE 2000

                     NATIONS INTERMEDIATE MUNICIPAL
                     BOND FUND SINCE NOVEMBER 2004



  LAURA OSTRANDER    NATIONS STRATEGIC INCOME FUND    COLUMBIA MANAGEMENT --
                     SINCE NOVEMBER 2004              PORTFOLIO MANAGER SINCE 1996



  ANN PETERSON       NATIONS GOVERNMENT SECURITIES    COLUMBIA MANAGEMENT --
                     FUND SINCE NOVEMBER 2004         PORTFOLIO MANAGER SINCE 1993



  MARIE SCHOFIELD    NATIONS SHORT-INTERMEDIATE       COLUMBIA MANAGEMENT --
                     GOVERNMENT FUND SINCE NOVEMBER   PORTFOLIO MANAGER SINCE 1990
                     2004

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CALIFORNIA MUNICIPAL BOND FUND                      0.41%(1)     0.47%



  NATIONS FLORIDA MUNICIPAL BOND FUND                         0.41%(1)     0.47%



  NATIONS KANSAS MUNICIPAL INCOME FUND                        0.41%(1)     0.47%



  NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND          0.40%        0.40%



  NATIONS INTERMEDIATE MUNICIPAL BOND FUND                    0.40%        0.38%



  NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND                  0.30%        0.30%



  NATIONS GOVERNMENT SECURITIES FUND                          0.39%(1)     0.48%



  NATIONS STRATEGIC INCOME FUND                               0.46%(1)     0.42%

(1)THE FEE IS THE CURRENT MAXIMUM CONTRACT LEVEL, WHICH HAS BEEN REDUCED FROM THE CONTRACT LEVEL THAT WAS IN EFFECT DURING A PORTION OF THE LAST FISCAL YEAR.

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Fund obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO REFERRED TO AS A SELLING OR SERVICING AGENT. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

--------------------------------------------------------------------------------

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. Nations Tennessee Intermediate Municipal Bond Fund, Nations Intermediate Municipal Bond Fund and Nations Short-Intermediate Government Fund pay Columbia Management Advisors, Inc. a fee of 0.15% for its services, plus certain out-of-pocket expenses. Nations California Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations Government Securities Fund and Nations Strategic Income Fund pay Columbia Management Advisors, Inc. a fee of 0.14% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

The Adviser and Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.


In addition, the Adviser and Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING AND TRANSFERRING GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Class Z shares of the Funds. Here are some general rules about this class of shares:

  - Class Z shares are available to certain eligible investors. The eligible investors described below are subject to different minimum initial investment requirements. Eligible investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT


  - Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

  - Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent;

  - Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code; or

  - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 MINIMUM INITIAL INVESTMENT


  - Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares;
    (ii) who held Primary A shares prior to the share class re-titling on August 22, 2005 (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by the Distributor;

  - Any trustee or director (or family member of a trustee or director) of any fund distributed by the Distributor;

  - Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

  - Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

  - Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

  - Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

The Funds reserve the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Funds also reserve the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

You'll find more information about buying, selling and exchanging Class Z shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions, or you need help placing an order.

Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Class Z shares. Certain financial institutions and intermediaries that offer Class Z shares may have policies that clients holding Class Z shares through the financial institution or intermediary will automatically have their holdings converted to Class A shares at the time that they move their relationship away from the financial institution or intermediary. Generally, no sales charges or other charges will apply to such a conversion, however an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion. In addition, Class A shares have higher operating costs which can reduce total returns.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

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

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund.

Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.


--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class Z shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act


--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES GRAPHIC) EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can exchange Class Z shares of a Fund for Class Z shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS


A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare distributions of net investment income daily and pay them monthly. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of our shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which may be subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions that come from a State Municipal Bond Fund's tax-exempt interest income are generally free from federal income tax. These distributions generally are not subject to state individual income tax (or other applicable state tax, like the Florida intangibles tax) if a Fund invests primarily in securities from that state or its subdivisions. For example, you generally won't be subject to California state individual income tax on distributions that come from Nations California Municipal Bond Fund's investments in California state and local municipal obligations. You may, however, be subject to other state and local taxes on these distributions. A portion of these distributions may also be subject to alternative minimum taxes.

Except as described above, distributions that come from a Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, generally are taxable to you as long-term capital gain. An individual's net long-term capital gain is taxed at a maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Absent further Legislation, those reduced rates of tax will expire after December 31, 2008.

No other Fund distributions are expected to qualify for reduced taxation under the Internal Revenue Code. Corporate shareholders generally will not be able to deduct any distributions from a Fund when determining their taxable income.

In general, all taxable distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any taxable distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CALIFORNIA MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                               YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
  CLASS Z SHARES                                03/31/05             03/31/04#             03/31/03#            03/31/02+++#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $7.58                 $7.60                 $7.28                 $7.45
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.33                  0.34                  0.35                  0.35
  Net realized and unrealized gain/(loss)
   on investments                                (0.14)                 0.05                  0.32                 (0.14)
  Net increase/(decrease) in net asset
   value from operations                          0.19                  0.39                  0.67                  0.21
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.33)                (0.34)                (0.34)                (0.35)
  Distributions from net realized gains          (0.09)                (0.07)                (0.01)                (0.03)
  Total dividends and distributions              (0.42)                (0.41)                (0.35)                (0.38)
  Net asset value, end of period                 $7.35                 $7.58                 $7.60                 $7.28
  TOTAL RETURN++                                 2.59%                 5.26%                 9.37%                 2.85%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $126,548              $152,819              $171,155              $57,803
  Ratio of operating expenses to average
   net assets                                   0.60%(a)            0.60%(a)(d)             0.60%(a)               0.60%
  Ratio of net investment income/(loss)
   to average net assets                         4.43%                 4.45%                 4.56%                 4.71%
  Portfolio turnover rate                          7%                   10%                    6%                    8%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                       0.81%(b)              0.83%(c)               0.82%                 0.85%

                                                YEAR ENDED
  CLASS Z SHARES                                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $7.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.37
  Net realized and unrealized gain/(loss)
   on investments                                  0.33
  Net increase/(decrease) in net asset
   value from operations                           0.70
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.36)
  Distributions from net realized gains           (0.02)
  Total dividends and distributions               (0.38)
  Net asset value, end of period                  $7.45
  TOTAL RETURN++                                  10.05%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $37,285
  Ratio of operating expenses to average
   net assets                                    0.60%(a)
  Ratio of net investment income/(loss)
   to average net assets                          5.04%
  Portfolio turnover rate                          20%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                         0.82%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Effective April 1, 2001, Nations California Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.69% to 4.71%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.78% for Class Z shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.80% for Class Z shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS FLORIDA MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.02               $10.11                $9.81                $9.98
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.41                 0.43                 0.46                 0.47
  Net realized and unrealized gain/(loss)
    on investments                              (0.36)                --##                 0.48                (0.12)
  Net increase/(decrease) in net asset
    value from operations                       0.05(b)               0.43                 0.94                 0.35
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.41)               (0.43)               (0.46)               (0.47)
  Distributions from net realized gains         (0.11)               (0.09)               (0.18)               (0.05)
  Total dividends and distributions             (0.52)               (0.52)               (0.64)               (0.52)
  Net asset value, end of year                   $9.55               $10.02               $10.11                $9.81
  TOTAL RETURN++                                 0.58%                4.46%                9.76%                3.55%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $44,309              $56,578              $68,698              $75,300
  Ratio of operating expenses to average
    net assets(a)                                0.60%                0.60%                0.60%                0.60%
  Ratio of net investment income/(loss)
    to average net assets                        4.24%                4.32%                4.53%                4.76%
  Portfolio turnover rate                         12%                  8%                   21%                  5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.89%                0.86%                0.85%                0.87%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.53
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.48
  Net realized and unrealized gain/(loss)
    on investments                                0.46
  Net increase/(decrease) in net asset
    value from operations                         0.94
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains          (0.01)
  Total dividends and distributions              (0.49)
  Net asset value, end of year                    $9.98
  TOTAL RETURN++                                 10.13%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $92,327
  Ratio of operating expenses to average
    net assets(a)                                 0.60%
  Ratio of net investment income/(loss)
    to average net assets                         4.93%
  Portfolio turnover rate                          7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.83%

* Effective April 1, 2001, Nations Florida Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.71% to 4.76%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) In the March 31, 2005 financial statements this amount was previously reported as $0.03 due to a typographical error.

NATIONS KANSAS MUNICIPAL
INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS Z SHARES                               03/31/05            03/31/04            03/31/03           03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $10.39              $10.46              $10.16              $10.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.36                0.38                0.42                0.45
  Net realized and unrealized gain/(loss)
    on investments                              (0.32)               0.02                0.32               (0.16)
  Net increase/(decrease) in net asset
    value from operations                        0.04                0.40                0.74                0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)              (0.38)              (0.42)              (0.45)
  Distributions from net realized gains         (0.14)              (0.09)              (0.02)              (0.01)
  Total dividends and distributions             (0.51)              (0.47)              (0.44)              (0.46)
  Net asset value, end of period                $9.92               $10.39              $10.46              $10.16
  TOTAL RETURN++                                0.41%               3.99%               7.45%               2.84%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $66,302             $76,800             $89,718             $98,506
  Ratio of operating expenses to average
    net assets                                 0.60%(a)            0.60%(a)            0.60%(a)            0.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                       3.57%               3.70%               4.07%               4.40%
  Portfolio turnover rate                        21%                 12%                 42%                 13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.97%               0.88%               0.90%               0.91%

                                              PERIOD ENDED
  CLASS Z SHARES                              03/31/01+++
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.46
  Net realized and unrealized gain/(loss)
    on investments                                0.18
  Net increase/(decrease) in net asset
    value from operations                         0.64
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.31)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.31)
  Net asset value, end of period                 $10.33
  TOTAL RETURN++                                 6.60%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $111,226
  Ratio of operating expenses to average
    net assets                                 0.60%+(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.44%+
  Portfolio turnover rate                         17%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.93%+(a)

* Effective April 1, 2001, Nations Kansas Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.39% to 4.40%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Nations Kansas Municipal Income Fund Class Z shares commenced operations on July 17, 2000.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TENNESSEE INTERMEDIATE
MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.70               $10.68               $10.25               $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.43                 0.42                 0.44                 0.46
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.02                 0.43                (0.10)
  Net increase/(decrease) in net asset
    value from operations                        0.13                 0.44                 0.87                 0.36
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.43)               (0.42)               (0.44)               (0.46)
  Distributions from net realized gains         (0.01)                 --                   --                   --
  Total dividends and distributions             (0.44)               (0.42)               (0.44)               (0.46)
  Net asset value, end of year                  $10.39               $10.70               $10.68               $10.25
  TOTAL RETURN++                                 1.26%                4.19%                8.65%                3.54%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $36,133              $37,564              $54,802              $40,807
  Ratio of operating expenses to average
    net assets                                   0.50%              0.50%(a)             0.50%(a)               0.50%
  Ratio of net investment income/(loss)
    to average net assets                        4.06%                3.91%                4.18%                4.45%
  Portfolio turnover rate                         21%                  24%                  16%                  0%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.95%                0.83%                0.84%                0.93%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.91
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.48
  Net realized and unrealized gain/(loss)
    on investments                                0.44
  Net increase/(decrease) in net asset
    value from operations                         0.92
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                   $10.35
  TOTAL RETURN++                                  9.53%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $38,928
  Ratio of operating expenses to average
    net assets                                  0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.77%
  Portfolio turnover rate                          10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.84%

* Effective April 1, 2001, Nations Tennessee Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.44% to 4.45%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $4.29                $4.36                $4.16                $4.15
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.12                 0.10                 0.12                 0.18
  Net realized and unrealized gain/(loss)
    on investments                              (0.15)                0.02                 0.32                 0.01
  Net increase/(decrease) in net asset
    value from operations                       (0.03)                0.12                 0.44                 0.19
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.12)               (0.11)               (0.13)               (0.18)
  Distributions from net realized gains         (0.02)               (0.08)               (0.11)                 --
  Total dividends and distributions             (0.14)               (0.19)               (0.24)               (0.18)
  Net asset value, end of year                   $4.12                $4.29                $4.36                $4.16
  TOTAL RETURN++                                (0.78)%               2.80%               10.74%                4.68%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $299,649             $343,859             $413,039             $390,543
  Ratio of operating expenses to average
    net assets(a)                                0.60%              0.56%(c)               0.62%                0.62%
  Ratio of net investment income/(loss)
    to average net assets                        2.82%                2.38%                2.71%                4.24%
  Portfolio turnover rate                        129%                 206%                 180%                 486%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.62%(b)             0.60%(d)               0.62%                0.62%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $3.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.23
  Net realized and unrealized gain/(loss)
    on investments                                0.21
  Net increase/(decrease) in net asset
    value from operations                         0.44
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.23)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.23)
  Net asset value, end of year                    $4.15
  TOTAL RETURN++                                 11.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $496,821
  Ratio of operating expenses to average
    net assets(a)                                 0.59%
  Ratio of net investment income/(loss)
    to average net assets                         5.77%
  Portfolio turnover rate                         108%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.59%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.60% for Class Z shares.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 0.57% for Class Z shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.57% for Class Z shares.

NATIONS GOVERNMENT SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.76               $10.74                $9.79                $9.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.33                 0.29                 0.28                 0.43
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.05                 0.98                (0.07)
  Net increase/(decrease) in net asset
    value from operations                        0.03                 0.34                 1.26                 0.36
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.33)               (0.32)               (0.31)               (0.44)
  Net asset value, end of year                  $10.46               $10.76               $10.74                $9.79
  TOTAL RETURN++                                 0.33%                3.20%               13.02%                3.70%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $86,914             $106,547             $132,009             $168,621
  Ratio of operating expenses to average
    net assets(a)                                0.73%              0.66%(c)               0.71%                0.73%
  Ratio of net investment income/(loss)
    to average net assets                        3.19%                2.68%                2.72%                4.31%
  Portfolio turnover rate                        309%                 244%                 196%                 522%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.86%(b)             0.83%(d)               0.84%                0.86%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.38
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.60
  Net realized and unrealized gain/(loss)
    on investments                                0.48
  Net increase/(decrease) in net asset
    value from operations                         1.08
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.59)
  Net asset value, end of year                    $9.87
  TOTAL RETURN++                                 11.97%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $153,799
  Ratio of operating expenses to average
    net assets(a)                                 0.75%
  Ratio of net investment income/(loss)
    to average net assets                         6.21%
  Portfolio turnover rate                         183%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.86%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.84% for Class Z shares.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.80% for Class Z shares.

NATIONS STRATEGIC INCOME FUND#

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.26                $9.84                $9.61                $9.89
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.45                 0.44                 0.46                 0.58
  Net realized and unrealized gain/(loss)
    on investments                              (0.18)                0.49                 0.23                (0.26)
  Net increase/(decrease) in net asset
    value from operations                        0.27                 0.93                 0.69                 0.32
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.45)               (0.51)               (0.46)               (0.60)
  Total dividends and distributions             (0.45)               (0.51)               (0.46)               (0.60)
  Net asset value, end of year                  $10.08               $10.26                $9.84                $9.61
  TOTAL RETURN++                                 2.74%                9.68%                7.39%                3.30%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $167,591             $172,932             $136,688             $143,283
  Ratio of operating expenses to average
    net assets                                 0.77%(a)             0.71%(a)             0.78%(a)             0.81%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.44%                4.40%                4.78%                5.52%
  Portfolio turnover rate                        417%                 411%                 255%                 199%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.83%(a)             0.81%(a)             0.88%(a)             0.91%(a)

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.53
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.66
  Net realized and unrealized gain/(loss)
    on investments                                0.35
  Net increase/(decrease) in net asset
    value from operations                         1.01
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.65)
  Total dividends and distributions              (0.65)
  Net asset value, end of year                    $9.89
  TOTAL RETURN++                                 11.06%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $177,877
  Ratio of operating expenses to average
    net assets                                    0.72%
  Ratio of net investment income/(loss)
    to average net assets                         6.76%
  Portfolio turnover rate                         238%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.84%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS INTERMEDIATE MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS Z SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.40               $10.36               $10.00               $10.15
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.40                 0.41                 0.44                 0.47
  Net realized and unrealized gain/(loss)
    on investments                              (0.29)                0.05                 0.38                (0.15)
  Net increase/(decrease) in net asset
    value from operations                        0.11                 0.46                 0.82                 0.32
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.40)               (0.41)               (0.44)               (0.47)
  Distributions from net realized gains         (0.02)               (0.01)               (0.02)                 --
  Total dividends and distributions             (0.42)               (0.42)               (0.46)               (0.47)
  Net asset value, end of year                  $10.09               $10.40               $10.36               $10.00
  TOTAL RETURN++                                 1.07%                4.58%                8.34%                3.17%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,639,536           $1,838,690           $1,966,401           $1,160,559
  Ratio of operating expenses to average
    net assets                                 0.50%(a)            0.50%(a)(d)             0.50%              0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.94%                4.00%                4.27%                4.61%
  Portfolio turnover rate                         21%                  17%                  15%                  14%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.66%(b)             0.70%(c)               0.68%                0.68%

                                               YEAR ENDED
  CLASS Z SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.47
  Net realized and unrealized gain/(loss)
    on investments                                0.37
  Net increase/(decrease) in net asset
    value from operations                         0.84
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.47)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.47)
  Net asset value, end of year                   $10.15
  TOTAL RETURN++                                  8.81%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,196,121
  Ratio of operating expenses to average
    net assets                                  0.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.73%
  Portfolio turnover rate                          17%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.68%

* Effective April 1, 2001, Nations Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class Z shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.53% to 4.61%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.63% for Class Z shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.67% for Class Z shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

Additional hypothetical fees and expense information


The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CALIFORNIA MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.60%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.40%            $10,440.00      $ 61.32
       2           10.25%            $11,025.00             8.99%            $10,899.36      $ 64.02
       3           15.76%            $11,576.25            13.79%            $11,378.93      $ 66.83
       4           21.55%            $12,155.06            18.80%            $11,879.60      $ 69.78
       5           27.63%            $12,762.82            24.02%            $12,402.31      $ 72.85
       6           34.01%            $13,400.96            29.48%            $12,948.01      $ 76.05
       7           40.71%            $14,071.00            35.18%            $13,517.72      $ 79.40
       8           47.75%            $14,774.55            41.13%            $14,112.50      $ 82.89
       9           55.13%            $15,513.28            47.33%            $14,733.45      $ 86.54
      10           62.89%            $16,288.95            53.82%            $15,381.72      $ 90.35
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,381.72
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $750.02

NATIONS FLORIDA MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.60%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.40%            $10,440.00      $ 61.32
       2           10.25%            $11,025.00              8.99%            $10,899.36      $ 64.02
       3           15.76%            $11,576.25             13.79%            $11,378.93      $ 66.83
       4           21.55%            $12,155.06             18.80%            $11,879.60      $ 69.78
       5           27.63%            $12,762.82             24.02%            $12,402.31      $ 72.85
       6           34.01%            $13,400.96             29.48%            $12,948.01      $ 76.05
       7           40.71%            $14,071.00             35.18%            $13,517.72      $ 79.40
       8           47.75%            $14,774.55             41.13%            $14,112.50      $ 82.89
       9           55.13%            $15,513.28             47.33%            $14,733.45      $ 86.54
      10           62.89%            $16,288.95             53.82%            $15,381.72      $ 90.35
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,381.72
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $750.02

NATIONS KANSAS MUNICIPAL INCOME FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.60%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.40%            $10,440.00      $ 61.32
       2           10.25%            $11,025.00              8.99%            $10,899.36      $ 64.02
       3           15.76%            $11,576.25             13.79%            $11,378.93      $ 66.83
       4           21.55%            $12,155.06             18.80%            $11,879.60      $ 69.78
       5           27.63%            $12,762.82             24.02%            $12,402.31      $ 72.85
       6           34.01%            $13,400.96             29.48%            $12,948.01      $ 76.05
       7           40.71%            $14,071.00             35.18%            $13,517.72      $ 79.40
       8           47.75%            $14,774.55             41.13%            $14,112.50      $ 82.89
       9           55.13%            $15,513.28             47.33%            $14,733.45      $ 86.54
      10           62.89%            $16,288.95             53.82%            $15,381.72      $ 90.35
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,381.72
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $750.02

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.50%            $10,450.00      $ 51.13
       2           10.25%            $11,025.00              9.20%            $10,920.25      $ 53.43
       3           15.76%            $11,576.25             14.12%            $11,411.66      $ 55.83
       4           21.55%            $12,155.06             19.25%            $11,925.19      $ 58.34
       5           27.63%            $12,762.82             24.62%            $12,461.82      $ 60.97
       6           34.01%            $13,400.96             30.23%            $13,022.60      $ 63.71
       7           40.71%            $14,071.00             36.09%            $13,608.62      $ 66.58
       8           47.75%            $14,774.55             42.21%            $14,221.01      $ 69.57
       9           55.13%            $15,513.28             48.61%            $14,860.95      $ 72.70
      10           62.89%            $16,288.95             55.30%            $15,529.69      $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $628.23

NATIONS INTERMEDIATE MUNICIPAL BOND FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.50%            $10,450.00      $ 51.13
       2           10.25%            $11,025.00              9.20%            $10,920.25      $ 53.43
       3           15.76%            $11,576.25             14.12%            $11,411.66      $ 55.83
       4           21.55%            $12,155.06             19.25%            $11,925.19      $ 58.34
       5           27.63%            $12,762.82             24.62%            $12,461.82      $ 60.97
       6           34.01%            $13,400.96             30.23%            $13,022.60      $ 63.71
       7           40.71%            $14,071.00             36.09%            $13,608.62      $ 66.58
       8           47.75%            $14,774.55             42.21%            $14,221.01      $ 69.57
       9           55.13%            $15,513.28             48.61%            $14,860.95      $ 72.70
      10           62.89%            $16,288.95             55.30%            $15,529.69      $ 75.98
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,529.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $628.23

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.55%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.45%            $10,445.00      $ 56.22
       2           10.25%            $11,025.00              9.10%            $10,909.80      $ 58.73
       3           15.76%            $11,576.25             13.95%            $11,395.29      $ 61.34
       4           21.55%            $12,155.06             19.02%            $11,902.38      $ 64.07
       5           27.63%            $12,762.82             24.32%            $12,432.03      $ 66.92
       6           34.01%            $13,400.96             29.85%            $12,985.26      $ 69.90
       7           40.71%            $14,071.00             35.63%            $13,563.10      $ 73.01
       8           47.75%            $14,774.55             41.67%            $14,166.66      $ 76.26
       9           55.13%            $15,513.28             47.97%            $14,797.08      $ 79.65
      10           62.89%            $16,288.95             54.56%            $15,455.55      $ 83.19
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,455.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $689.28

NATIONS GOVERNMENT SECURITIES FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.70%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.30%            $10,430.00      $ 71.51
       2           10.25%            $11,025.00              8.78%            $10,878.49      $ 74.58
       3           15.76%            $11,576.25             13.46%            $11,346.27      $ 77.79
       4           21.55%            $12,155.06             18.34%            $11,834.15      $ 81.13
       5           27.63%            $12,762.82             23.43%            $12,343.02      $ 84.62
       6           34.01%            $13,400.96             28.74%            $12,873.77      $ 88.26
       7           40.71%            $14,071.00             34.27%            $13,427.35      $ 92.05
       8           47.75%            $14,774.55             40.05%            $14,004.72      $ 96.01
       9           55.13%            $15,513.28             46.07%            $14,606.92      $100.14
      10           62.89%            $16,288.95             52.35%            $15,235.02      $104.45
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,235.02
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $870.54

NATIONS STRATEGIC INCOME FUND -- CLASS Z SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.76%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.24%            $10,424.00      $ 77.61
       2           10.25%            $11,025.00              8.66%            $10,865.98      $ 80.90
       3           15.76%            $11,576.25             13.27%            $11,326.70      $ 84.33
       4           21.55%            $12,155.06             18.07%            $11,806.95      $ 87.91
       5           27.63%            $12,762.82             23.08%            $12,307.56      $ 91.64
       6           34.01%            $13,400.96             28.29%            $12,829.40      $ 95.52
       7           40.71%            $14,071.00             33.73%            $13,373.37      $ 99.57
       8           47.75%            $14,774.55             39.40%            $13,940.40      $103.79
       9           55.13%            $15,513.28             45.31%            $14,531.47      $108.19
      10           62.89%            $16,288.95             51.48%            $15,147.61      $112.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,147.61
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $942.25

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.



92
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

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Funds State Municipal Bond Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.345.6611

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
MERGERPROZ-0805


                                                            (NATIONS FUNDS LOGO)

                Index Fund
                ----------------------------------------------------------------
                Prospectus -- Class B Shares



                August 1, 2005



(NATIONS FUNDS LOGO)




   NATIONS LARGECAP INDEX FUND




   THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.



   ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                   -----------------------------------
                             NOT FDIC INSURED
                   -----------------------------------
                              MAY LOSE VALUE
                   -----------------------------------
                            NO BANK GUARANTEE
                   -----------------------------------

AN OVERVIEW OF THE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 36.

YOUR INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUND.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations LargeCap Index Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUND

Nations LargeCap Index Fund focuses on long-term growth. It seeks to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in the equity securities that are included in the index.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. There's always the risk that you'll lose money, or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUND FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations LargeCap Index Fund may be suitable for you if:

  - you have longer-term investment goals

  - it's part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of the Fund's investment objective, principal investment strategies and risks in the Fund description that starts on page 4.

FOR MORE INFORMATION

If you have any questions about the Fund, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Fund
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO THE FUND. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 12.

--------------------------------------------------------------------------------


NATIONS LARGECAP INDEX FUND                                      4
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     10
------------------------------------------------------------------
HOW THE FUND IS MANAGED                                         12

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         19
     How orders are processed                                   23
  How selling and servicing agents are paid                     29
  Distributions and taxes                                       31
  Legal matters                                                 33
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            34
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   36
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS LARGECAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THE FUND'S ADVISER. VIKRAM KURIYAN IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 12.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P 500 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P 500 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500 Index. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500 Index, subject to certain restrictions.

The Fund tries to achieve a correlation of at least 0.95 with the S&P 500 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 Index is affected by transaction costs and other expenses, changes in the composition of the S&P 500 Index, changes in the number of shares issued by the companies represented in the S&P 500 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LargeCap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS THAT HAS SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE ANNUAL RETURNS DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class Z shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               37.02%   22.63%   32.70%   28.39%   20.66%   -9.37%   -12.20%  -22.39%  28.28%   10.73%



               *Year-to-date return as of June 30, 2005: 0.86%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           21.13%
         WORST: 3RD QUARTER 2002:         -17.37%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class Z shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                               1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS Z SHARES RETURNS BEFORE TAXES   10.73%   -2.58%     11.72%    10.73%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                    10.06%   -2.99%     10.85%     9.80%



         CLASS Z SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               6.98%   -2.41%      9.96%     9.01%



         S&P 500 INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                              10.88%   -2.30%     12.07%    11.11%

      *THE INCEPTION DATE OF CLASS Z SHARES IS DECEMBER 15, 1993. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class B shares can be found in the Section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION preceding TERMS USED IN THIS PROSPECTUS.

         SHAREHOLDER FEES                                               Class B
         (Fees paid directly from your investment)                       shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                            5.00%(1)



         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)



         Management fees(3)                                              0.20%



         Distribution (12b-1) and shareholder servicing fees             1.00%



         Other expenses                                                  0.00%
                                                                          -------



         Total annual Fund operating expenses                            1.20%



         Fee waivers and expense reimbursements                         (0.06)%
                                                                          -------



         Total net expenses(4)                                           1.14%

      (1)This charge decreases over time. Please see ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class B shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $616     $675      $854      $1,240

      If you bought Class B shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $116     $375      $654      $1,240

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about the Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of the Fund can be changed without shareholder approval. The Fund's 80% Policy may be changed without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of the Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        The Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Fund may hold investments that aren't part of its principal investment strategies. Please refer to the SAI for more information. The portfolio manager can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in Nations Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Fund.

      - INVESTING DEFENSIVELY -- The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- The Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Fund, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Fund. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 30 calendar days following each month-end, and shall remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Fund generally buys securities for capital appreciation, investment income, or both, and doesn't engage in short-term trading. The Fund's portfolio turnover rate is not expected to exceed 10%.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- The Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee table. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Fund is managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Fund described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you about the portfolio manager that is responsible for making the day-to-day investment decisions for the Fund. The professional biography of the portfolio manager follows the table. The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

  FUND                           PORTFOLIO MANAGER
  NATIONS LARGECAP INDEX INCOME  VIKRAM KURIYAN
  FUND

                       LENGTH OF SERVICE
  PORTFOLIO MANAGER        WITH FUND        BUSINESS EXPERIENCE DURING PAST FIVE YEARS
  VIKRAM KURIYAN       SINCE JANUARY 2000   COLUMBIA MANAGEMENT - PORTFOLIO MANAGER
                                            SINCE 2000

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for the Fund until July 31, 2006. You'll find a discussion of the waiver and/or reimbursement in the Fund description. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fee the Adviser can receive, along with the actual advisory fee the Adviser and/or an affiliate received during the Fund's last fiscal year after waivers and/or reimbursements.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                           MAXIMUM     ACTUAL FEE
                                                           ADVISORY     PAID LAST
                                                             FEE       FISCAL YEAR
  NATIONS LARGECAP INDEX FUND                               0.10%         0.10%

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that the Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or


  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Fund have applied for relief from the SEC to permit the Fund to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS


The Fund is distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Fund, and is responsible for overseeing the administrative operations of the Fund. The Fund pays Columbia Management Advisors, Inc. a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund and is paid monthly, as follows:

  NATIONS LARGECAP INDEX FUND                                   0.10%


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

About Class B shares
[B SHARES GRAPHIC]

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT CLASS B SHARES, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


There is one class of shares of the Fund offered by this prospectus. The class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below identifies the charges and fees and other features of the share class.

                                                                     CLASS B
                                                                     SHARES
  MAXIMUM AMOUNT YOU CAN BUY                                         $50,000



  MAXIMUM FRONT-END SALES CHARGE                                      NONE



  MAXIMUM DEFERRED SALES CHARGE                                     5.00%(1)



                                                                      0.75%
                                                                  DISTRIBUTION
                                                                 (12B-1) FEE AND
  MAXIMUM ANNUAL DISTRIBUTION AND SHAREHOLDER SERVICING FEES    0.25% SERVICE FEE



  CONVERSION FEATURE                                                   YES

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class B shares have limits on how much you can invest. When you buy Class B shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Class B shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for another class of shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B shares. You should also consider the conversion feature for Class B shares, which is described below.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



[B SHARES GRAPHIC] ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Nations Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                       YOU'LL PAY A CDSC OF:
         --------------------------------------------------------------------------------------
                                           SHARES YOU
                                             BOUGHT            SHARES YOU BOUGHT BETWEEN
                                             AFTER              8/1/1998 AND 11/15/1998
                                           11/15/1998          IN THE FOLLOWING AMOUNTS:
                                           ----------   ---------------------------------------
                                                                        $250,000 -   $500,000 -
                                                        $0 - $249,999    $499,999     $999,999
         THE FIRST YEAR YOU OWN THEM          5.0%          5.0%           3.0%         2.0%



         THE SECOND YEAR YOU OWN THEM         4.0%          4.0%           2.0%         1.0%



         THE THIRD YEAR YOU OWN THEM          3.0%          3.0%           1.0%         NONE



         THE FOURTH YEAR YOU OWN THEM         3.0%          3.0%           NONE         NONE



         THE FIFTH YEAR YOU OWN THEM          2.0%          2.0%           NONE         NONE



         THE SIXTH YEAR YOU OWN THEM          1.0%          1.0%           NONE         NONE



         AFTER SIX YEARS OF OWNING THEM       NONE          NONE           NONE         NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Class A shares according to the following schedule:

                                                                WILL CONVERT TO
                                                                CLASS A SHARES
         CLASS B SHARES YOU BOUGHT                        AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                  EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998



           $0 - $249,999                                          NINE YEARS



           $250,000 - $499,999                                     SIX YEARS



           $500,000 - $999,999                                    FIVE YEARS



         BEFORE AUGUST 1, 1997                                    NINE YEARS

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15(th) day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Nations Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a waived or reduced CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and at www.nationsfunds.com and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

      CONTINGENT DEFERRED SALES CHARGES



      You won't pay a CDSC on the following transactions:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Nations Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Fund through your selling agent or directly from Nations Funds. You don't pay any sales charges when you buy, sell or exchange Class B shares of Nations LargeCap Index Fund.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. The Fund also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, the Fund offers Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class B shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.


SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Fund is not intended as a vehicle for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund to implement their market timing strategies. Nations Funds'

Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of the Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase the Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish the Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Fair value pricing may reduce these arbitrage opportunities.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of the Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                You can invest up to $100,000 in Class
                                         - $1,000 for regular accounts              B shares.
                                         - $25 for traditional and Roth IRAs,
                                           and Coverdell Education Savings
                                           Accounts
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan
                                           accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                           minimum additional investment:
                                         - $25 for traditional and Roth IRAs,
                                           and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50

Selling shares    In a lump sum          - shares sold by telephone are limited     A Fund will generally send proceeds
                                           to $100,000 in a 30-day period           from the sale to you within seven days
                                         - other restrictions may apply to          (usually on the next business day after
                                           withdrawals from retirement plan         your request is received in "good
                                           accounts                                 form"). However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                           fee based accounts                       withdrawals twice a month, monthly,
                                                                                    quarterly, bi-annually or annually.
                                                                                    We'll send your money by check or
                                                                                    deposit it directly to your bank
                                                                                    account.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class B
  shares                                   exchanges                                shares for Class B shares of any other
                                                                                    Nations Fund distributed by the
                                                                                    Distributor. Some exceptions apply.
                                                                                    There may be an additional sales charge
                                                                                    if exchanging from a Money Market Fund.
                                                                                    Redemption fees may apply.

                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Fund at the end of each business day. First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN THE FUND

The value of the Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which the Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class B shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth Individual Retirement Accounts (IRAs), and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other manager accounts or 401(k) plans, simplified employee pension plans
          (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN

You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

--------------------------------------------------------------------------------






 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to $100,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

        - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

        - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

        - We'll send you a check or deposit the money directly to your bank account.

        - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES         EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of the Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can generally exchange Class B shares of a Fund for Class B shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class B shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12b-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12b-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES RELATED TO SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The Distributor and selling and servicing agents may receive a maximum annual distribution (12b-1) fee of 0.75% and a maximum annual shareholder servicing fee of 0.25% for selling shares and providing services to investors.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Fund pays these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Fund

  - an amount of up to 1.00% of the net asset value per share on all sales of Class B shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Fund, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Fund for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Fund, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Fund, including, for example, presenting the Fund on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Fund and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Fund won't have to pay any federal income tax. When the Fund makes this kind of a payment, it's split among all shares and is called a distribution.

The Fund distributes any net realized capital gain at least once a year. The Fund normally declares and pays distributions of net investment income annually. The Fund may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of the Fund and it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Fund has built up, or has the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(k) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of the Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following page provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class B shares of the Fund assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The chart also assumes that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS LARGECAP INDEX FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.14%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.88%            $10,386.00      $  116.20
       2           10.25%            $11,025.00              7.87%            $10,786.90      $  120.69
       3           15.76%            $11,576,25             12.03%            $11,203.27      $  125.34
       4           21.55%            $12,155.06             16.36%            $11,635.72      $  130.18
       5           27.63%            $12,762.82             20.85%            $12,084.86      $  135.21
       6           34.01%            $13,400.96             25.51%            $12,551.33      $  140.43
       7           40.71%            $14,071.00             30.36%            $13,035.82      $  145.85
       8           47.75%            $14,774.55             35.39%            $13,539.00      $  151.48
       9           55.13%            $15,513.28             41.63%            $14,163.15      $   54.02
      10           62.89%            $16,288.95             48.16%            $14,816.07      $   56.51
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.96
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,816.07
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,176.90

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities, investment grade corporate bonds and asset-, mortgage-, and commercial mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400(1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500", "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations LargeCap Index Fund in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations Funds:

      By telephone: 1.800.345.6611

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Fund is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
LGCAPPROIB-0805


                                                            (NATIONS FUNDS LOGO)

                Municipal Bond Funds
                ----------------------------------------------------------------
                Prospectus -- Class A, B and C Shares
                August 1, 2005



(NATIONS FUNDS LOGO)

NATIONS SHORT-TERM
MUNICIPAL INCOME FUND

NATIONS MUNICIPAL
INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 58.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

These Funds focus on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities.

Municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities and municipal securities. There's always a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

  - you want to reduce taxes on your investment income

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 18.

--------------------------------------------------------------------------------


NATIONS SHORT-TERM MUNICIPAL INCOME FUND                         4
------------------------------------------------------------------
NATIONS MUNICIPAL INCOME FUND                                   10
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     16
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       18

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        21
     About Class A shares                                       23
        Front-end sales charge                                  23
        Contingent deferred sales charge                        24
     About Class B shares                                       25
        Contingent deferred sales charge                        25
     About Class C shares                                       26
        Contingent deferred sales charge                        26
     When you might not have to pay a sales charge              27
  Buying, selling and exchanging shares                         32
     How orders are processed                                   36
  How selling and servicing agents are paid                     42
  Distributions and taxes                                       44
  Legal matters                                                 46
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            47
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            54
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   58
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS SHORT-TERM MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. JOHN TRENTACOSTE OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE
 PORTFOLIO MANAGER ON
 PAGE 18.

LOWEST RISK, LOWEST INCOME POTENTIAL

THIS FUND HAS THE LOWEST RISK OF THE NATIONS FUNDS MUNICIPAL BOND FUNDS.

THE FUND'S VALUE TENDS TO CHANGE LESS WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN LESS INCOME THAN FUNDS WITH LONGER DURATIONS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be less than three years.

When selecting individual investments, the portfolio manager looks at a security's potential to generate both income and price appreciation. The portfolio manager:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Short-Term Municipal Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               8.05%    3.97%    4.54%    4.53%    2.31%    5.37%    5.00%    4.55%    2.12%    1.05%



              *Year-to-date return as of June 30, 2005: 0.47%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           2.86%
         WORST: 2ND QUARTER 2004:         -1.05%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years and less than four years and an equal blend of the Lehman Brothers 1-Year Municipal Bond Index, with maturities greater than one year and less than two years, and the Lehman Brothers 3-Year Municipal Bond Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -0.01%    3.40%     4.02%      3.72%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -0.01%    3.40%     4.02%      3.72%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.69%    3.32%     3.96%      3.69%



         CLASS B SHARES RETURNS BEFORE TAXES     0.29%    2.84%     3.66%      3.35%



         CLASS C SHARES RETURNS BEFORE TAXES    -0.69%    2.84%     3.62%      3.49%



         LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              1.78%    4.78%     4.97%      4.59%



         BLENDED LEHMAN BROTHERS 1-YEAR
           MUNICIPAL BOND AND LEHMAN BROTHERS
           3-YEAR MUNICIPAL BOND INDICES
           (REFLECT NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    1.43%    4.17%     4.53%       --**

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE NOVEMBER 2, 1993, OCTOBER 12, 1993 AND MAY 19, 1994, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM OCTOBER 31, 1993.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR ONE OF
        THE INDICES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION-- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

CLASS B SHARES OF THIS FUND ARE ONLY AVAILABLE TO EXISTING SHAREHOLDERS FOR INVESTMENT.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             1.00%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)      N/A     1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                              0.42%     0.42%     0.42%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.06%     0.06%     0.06%
                                                        -------   -------   -------



         Total annual Fund operating expenses            0.73%     1.48%     1.48%



         Fee waivers and/or reimbursements              (0.08)%   (0.08)%   (0.08)%
                                                        -------   -------   -------



         Total net expenses(5)                           0.65%     1.40%     1.40%
                                                        =======   =======   =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A Shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.27% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.30% for assets up to $500 million; and 0.25% for assets in excess of $500 million.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $166     $323      $494        $990



         CLASS B SHARES                          $143     $460      $800      $1,762



         CLASS C SHARES                          $243     $460      $800      $1,762

      If you bought Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $143     $460      $800      $1,762



         CLASS C SHARES                          $143     $460      $800      $1,762

NATIONS MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE
 PORTFOLIO MANAGER ON
 PAGE 18.

HIGHEST RISK, HIGHEST INCOME POTENTIAL

THIS FUND HAS THE RELATIVELY HIGHEST RISK OF THE NATIONS FUNDS MUNICIPAL BOND FUNDS.

THE FUND'S VALUE TENDS TO CHANGE MORE WHEN INTEREST RATES CHANGE, BUT IT COULD ALSO EARN MORE INCOME THAN THE TWO FUNDS WITH SHORTER DURATIONS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years.

When selecting individual investments, the portfolio manager looks at a security's potential to generate both income and price appreciation. The portfolio manager:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               19.27%    4.50%    9.34%    5.78%   -4.28%    9.79%    3.55%    6.65%    4.91%    3.36%



               *Year-to-date return as of June 30, 2005: 2.53%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           7.96%
         WORST: 2ND QUARTER 2004:         -2.16%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with at least one year to maturity. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -1.59%    4.59%     5.62%      5.73%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -1.59%    4.59%     5.60%      5.65%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.41%    4.60%     5.54%      5.62%



         CLASS B SHARES RETURNS BEFORE TAXES    -2.36%    4.50%     5.42%      4.43%



         CLASS C SHARES RETURNS BEFORE TAXES     1.60%    4.81%     5.47%      5.02%



         LEHMAN BROTHERS MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    4.48%    7.20%     7.06%      6.92%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE FEBRUARY 1, 1991, JUNE 7, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM JANUARY 31, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             4.75%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)    5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                              0.54%     0.54%     0.54%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.08%     0.08%     0.08%
                                                        -------   -------   -------



         Total annual Fund operating expenses            0.87%     1.62%     1.62%



         Fee waivers and/or reimbursements              (0.02)%   (0.02)%   (0.02)%
                                                        -------   -------   -------



         Total net expenses(6)                           0.85%     1.60%     1.60%
                                                        =======   =======   =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.39% and an administration fee of 0.14%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.41% for assets up to $500 million; 0.36% for assets in excess of $500 million and up to $1 billion; 0.33% for assets in excess of $1 billion and up to $1.5 billion; 0.30% for assets in excess of $1.5 billion and up to $3 billion; 0.29% for assets in excess of $3 billion and up to $6 billion; and 0.28% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $558     $737       $932     $1,495



         CLASS B SHARES                          $663     $809     $1,079     $1,720



         CLASS C SHARES                          $263     $509       $879     $1,920

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $163     $509      $879      $1,720



         CLASS C SHARES                          $163     $509      $879      $1,920

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar quarter will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 60 calendar days following each quarter-end and will remain posted on the website until the Fund files its next Form N-CSR or Form N-Q.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

  FUND                           PORTFOLIO MANAGERS
  NATIONS SHORT-TERM MUNICIPAL   JOHN TRENTACOSTE
  INCOME FUND






  NATIONS MUNICIPAL INCOME FUND  CHRIS ECKSTROM

                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  CHRIS ECKSTROM       NATIONS MUNICIPAL INCOME     COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1998



  JOHN TRENTACOSTE     NATIONS SHORT-TERM           COLUMBIA MANAGEMENT --
                       MUNICIPAL INCOME FUND SINCE  PORTFOLIO MANAGER SINCE 2000
                       NOVEMBER 2004

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS SHORT-TERM MUNICIPAL INCOME FUND                    0.30%        0.29%



  NATIONS MUNICIPAL INCOME FUND                               0.41%(1)     0.46%

(1)The fee is the current maximum contract level, which has been reduced from the contract level that was in effect during a portion of the last fiscal year.

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISERS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. Nations Short-Term Municipal Income Fund pays Columbia Management Advisors, Inc. a fee of 0.15% for its services, plus certain out-of-pocket expenses. Nations Municipal Income Fund pays Columbia Management Advisors, Inc. a fee of 0.14% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC SHARE GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY.
 FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus except Nations Short-Term Municipal Income Fund, which doesn't offer Class B shares to new investors. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below compares the charges and fees and other features of the share classes.

                               NATIONS             NATIONS
                              SHORT-TERM         INTERMEDIATE          NATIONS
                              MUNICIPAL           MUNICIPAL           MUNICIPAL
  CLASS A SHARES             INCOME FUND          BOND FUND          INCOME FUND
  MAXIMUM AMOUNT YOU CAN
  BUY                          NO LIMIT            NO LIMIT            NO LIMIT



  MAXIMUM FRONT-END
  SALES CHARGE                  1.00%               3.25%               4.75%



  MAXIMUM DEFERRED SALES
  CHARGE(1)                      NONE                NONE                NONE



  MAXIMUM ANNUAL
  DISTRIBUTION AND        0.25% DISTRIBUTION  0.25% DISTRIBUTION  0.25% DISTRIBUTION
  SHAREHOLDER SERVICING        (12B-1)/            (12B-1)/            (12B-1)/
  FEES                      SERVICE FEE(2)       SERVICE FEE         SERVICE FEE



  CONVERSION FEATURE             NONE                NONE                NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This Fund pays this fee under a separate servicing plan.

                                NATIONS             NATIONS
                               SHORT-TERM         INTERMEDIATE          NATIONS
                               MUNICIPAL           MUNICIPAL           MUNICIPAL
  CLASS B SHARES              INCOME FUND          BOND FUND          INCOME FUND
  MAXIMUM AMOUNT YOU CAN
  BUY                           $50,000             $50,000             $50,000



  MAXIMUM FRONT-END SALES
  CHARGE                          NONE                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE                          NONE              3.00%(1)            5.00%(1)



  REDEMPTION FEE                  NONE                NONE                NONE



  MAXIMUM ANNUAL
  DISTRIBUTION AND         0.75% DISTRIBUTION  0.75% DISTRIBUTION  0.75% DISTRIBUTION
  SHAREHOLDER SERVICING     (12B-1) FEE AND     (12B-1) FEE AND     (12B-1) FEE AND
  FEES                     0.25% SERVICE FEE   0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE              NONE                YES                 YES

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                NATIONS             NATIONS
                               SHORT-TERM         INTERMEDIATE          NATIONS
                               MUNICIPAL           MUNICIPAL           MUNICIPAL
  CLASS C SHARES              INCOME FUND          BOND FUND          INCOME FUND
  MAXIMUM AMOUNT YOU CAN
  BUY                          $1 MILLION          $1 MILLION          $1 MILLION



  MAXIMUM FRONT-END SALES
  CHARGE                          NONE                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE(1)                      1.00%               1.00%               1.00%



  REDEMPTION FEE                  NONE                NONE                NONE



  MAXIMUM ANNUAL
  DISTRIBUTION AND         0.75% DISTRIBUTION  0.75% DISTRIBUTION  0.75% DISTRIBUTION
  SHAREHOLDER SERVICING     (12B-1) FEE AND     (12B-1) FEE AND     (12B-1) FEE AND
  FEES                     0.25% SERVICE FEE   0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE              NONE                NONE                NONE

(1)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- CLASS C
   SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.


--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARES GRAPHIC) ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT-END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

           NATIONS SHORT-TERM MUNICIPAL INCOME FUND
                                                        SALES CHARGE(1)    AMOUNT RETAINED
                                      SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                       AS A % OF THE      NET AMOUNT        AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED        OFFERING PRICE
           $0 -- $99,999                   1.00%             1.01%              0.75%



           $100,000 -- $249,999            0.75%             0.76%              0.50%



           $250,000 -- $999,999            0.50%             0.50%              0.40%



           $1,000,000 OR MORE              0.00%             0.00%              1.00%(2)

           NATIONS INTERMEDIATE MUNICIPAL BOND FUND
                                                        SALES CHARGE(1)    AMOUNT RETAINED
                                      SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                       AS A % OF THE      NET AMOUNT        AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED        OFFERING PRICE
           $0 -- $99,999                   3.25%             3.36%              3.00%



           $100,000 -- $249,999            2.50%             2.56%              2.25%



           $250,000 -- $499,999            2.00%             2.04%              1.75%



           $500,000 -- $999,999            1.50%             1.53%              1.25%



           $1,000,000 OR MORE              0.00%             0.00%              1.00%(2)




           NATIONS MUNICIPAL INCOME FUND
                                                        SALES CHARGE(1)    AMOUNT RETAINED
                                      SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                       AS A % OF THE      NET AMOUNT        AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED        OFFERING PRICE
           $0 -- $49,999                   4.75%             4.99%              4.25%



           $50,000 -- $99,999              4.50%             4.71%              4.00%



           $100,000 -- $249,999            3.50%             3.63%              3.00%



           $250,000 -- $499,999            2.50%             2.56%              2.25%



           $500,000 -- $999,999            2.00%             2.04%              1.75%



           $1,000,000 OR MORE              0.00%             0.00%              1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      Your selling agent receives a cumulative commission from the Distributor when you purchase $1 million or more of Class A shares, as follows:

         $0 -- $2,999,999                                                      1.00%



         $3 MILLION -- $49,999,999                                             0.50%



         $50 MILLION OR MORE                                                   0.25%

      The commission to selling agents for Class A share purchases of $50 million or more is paid beginning in the 13th month but only to the extent the shares remain outstanding. For certain group retirement plans, selling agents will receive a 1% finder's fee from $0-$3 million.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



(B SHARES GRAPHIC) ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Nations Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

  NATIONS INTERMEDIATE MUNICIPAL BOND FUND
  IF YOU SELL YOUR SHARES
  DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
  THE FIRST YEAR YOU OWN THEM                                            3.0%



  THE SECOND YEAR YOU OWN THEM                                           3.0%



  THE THIRD YEAR YOU OWN THEM                                            2.0%



  THE FOURTH YEAR YOU OWN THEM                                           1.0%



  AFTER FIVE YEARS OF OWNING THEM                                        NONE

  NATIONS MUNICIPAL INCOME FUND
  IF YOU SELL YOUR SHARES
  DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
  THE FIRST YEAR YOU OWN THEM                                            5.0%



  THE SECOND YEAR YOU OWN THEM                                           4.0%



  THE THIRD YEAR YOU OWN THEM                                            3.0%



  THE FOURTH YEAR YOU OWN THEM                                           3.0%



  THE FIFTH YEAR YOU OWN THEM                                            2.0%



  THE SIXTH YEAR YOU OWN THEM                                            1.0%



  AFTER SIX YEARS OF OWNING THEM                                         NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

ABOUT THE CONVERSION FEATURE

Class B shares generally convert automatically to Class A shares according to the following schedule:

  NATIONS INTERMEDIATE MUNICIPAL BOND FUND
                                                                 WILL CONVERT TO CLASS A SHARES
  CLASS B SHARES YOU BOUGHT                                        AFTER YOU'VE OWNED THEM FOR
  AFTER NOVEMBER 15, 1998                                                  EIGHT YEARS



  BETWEEN AUGUST 1, 1998 AND NOVEMBER 15, 1998
    $0 -- $499,999                                                          SIX YEARS
    $500,000 -- $999,999                                                   FIVE YEARS




  NATIONS MUNICIPAL INCOME FUND
                                                                 WILL CONVERT TO CLASS A SHARES
  CLASS B SHARES YOU BOUGHT                                        AFTER YOU'VE OWNED THEM FOR
  AFTER NOVEMBER 15, 1998                                                  EIGHT YEARS



  BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
    $0 -- $249,999                                                         NINE YEARS
    $250,000 -- $499,999                                                    SIX YEARS
    $500,000 -- $999,999                                                   FIVE YEARS



  BEFORE AUGUST 1, 1997                                                    EIGHT YEARS

The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

Here's how the conversion works:

  - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

  - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

  - Class B shares that you received from an exchange of Class B shares of another Nations Fund will convert based on the day you bought the original shares.

  - Conversions are free from federal income tax.


(C SHARES GRAPHIC) ABOUT CLASS C SHARES

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases over $1 million may be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase.

      The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purchases of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a waived or reduced front-end sales charge (often referred to as "breakpoint discounts") or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and at www.nationsfunds.com and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

      The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Nations Funds.

      The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Nations Fund family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES



      (Class A shares)

      There are two ways you can lower the front-end sales charge you pay on Class A shares:

         - RIGHTS OF ACCUMULATION
            The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Class B and Class C shares of Nations Money Market Funds, don't qualify for rights of accumulation.

         - STATEMENT OF INTENT
            You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
          The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - Individual accounts

           - Joint accounts

           - Certain IRA accounts

           - Certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Nations Fund shares. The value of your investment in a Nations Money Market Fund held in an eligible account may be aggregated with your investments in other funds in the Nations Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Nations Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.nationsfunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Nations Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Class A, Class B and Class C shares)

      You won't pay a CDSC on the following transactions:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services

      Firm (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Nations Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Primary A Shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identify after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any lost resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange

Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A. You can invest up to
                                         - no minimum for certain fee-based         $50,000 in Class B shares. Class C
                                           accounts                                 shares purchases are limited to $1
                                         minimum additional investment:             million.
                                         - $50 for all accounts
                                                                                    Class B shares are only available to
                                                                                    existing shareholders of Nations
                                                                                    Short-Term Income Fund and Nations
                                                                                    Short-Term Municipal Income Fund.

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50

Selling shares    In a lump sum          - shares sold by telephone are limited     A Fund will generally send proceeds
                                         to $100,000 in a 30-day period             from the sale to you within seven days
                                         - other restrictions may apply to          (usually on the next business day after
                                           withdrawals from retirement plan         your request is received in "good
                                           accounts                                 form"). However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                         fee based accounts                         withdrawals any day of the month on a
                                                                                    monthly, quarterly, or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a class.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class A
shares                                     exchanges                                shares for Class A shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.
                                                                                    You can generally exchange your Class B
                                                                                    shares for Class B shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.
                                                                                    You can generally exchange your Class C
                                                                                    shares for Class C shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.
                                                                                    You won't pay a front-end sales charge,
                                                                                    CDSC or redemption fee on the shares
                                                                                    you're exchanging. There may be an
                                                                                    additional sales charge if exchanging
                                                                                    from a Money Market Fund. Redemption
                                                                                    fees may apply.

                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - Except for the Index Funds, you buy Class A shares at the offering price per share. You buy Index Funds and Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month, monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to $100,000 of shares by telephone in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION
 ABOUT TELEPHONE ORDERS,
 SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------


        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of a Fund for Class A shares of any other Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of a Class A shares was of a Nations Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of a Fund for Class B shares of any other Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Class C shares of a Nations Money Market Fund through an exchange of Class B shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Class C shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of a Fund for Class C shares of any other Nations Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 4.25% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                              MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                 AND SHAREHOLDER SERVICING FEES
                          (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES  0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                  SERVICING FEE



  CLASS B SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE



  CLASS C SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

    - up to 1.00% of the offering price per share of Class A shares of all other Funds

    - up to 1.00% of the net asset value per share of Class B shares

    - up to 1.00% of the net asset value per share of Class C shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' Transfer Agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(DISTRIBUTIONS AND TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain, at least once a year. The Funds normally declare distributions of net investment income daily and pay them monthly. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions that come from a Municipal Bond Fund's tax-exempt interest income are generally free from federal income tax, but may be subject to state, local and other taxes. All or a portion of these distributions may also be subject to alternative minimum taxes.

Any distributions that come from taxable income or net realized capital gain are generally subject to tax. Distributions that come from any taxable interest income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain. An individual's net long-term capital gain is taxed at a maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

No other Fund distributions are expected to qualify for reduced taxation under the Internal Revenue Code. Corporate shareholders generally will not be able to deduct any distributions from these Funds when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS SHORT-TERM MUNICIPAL
INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.42               $10.40               $10.13               $10.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.22                 0.20                 0.23                 0.30
  Net realized and unrealized gain/(loss)
    on investments                              (0.21)                0.02                 0.27                 0.03
  Net increase/(decrease) in net asset
    value from operations                        0.01                 0.22                 0.50                 0.33
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.22)               (0.20)               (0.23)               (0.34)
  Net asset value, end of year                  $10.21               $10.42               $10.40               $10.13
  TOTAL RETURN++                                 0.07%                2.09%                5.00%                3.27%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $88,601             $181,802             $210,556             $125,262
  Ratio of operating expenses to average
    net assets(a)                                0.65%                0.65%                0.65%                0.65%
  Ratio of net investment income/(loss)
    to average net assets                        2.10%                1.87%                2.21%                3.12%
  Portfolio turnover rate                         17%                  20%                  11%                  12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.80%                0.83%                0.84%                0.88%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.41
  Net realized and unrealized gain/(loss)
    on investments                                0.21
  Net increase/(decrease) in net asset
    value from operations                         0.62
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.42)
  Net asset value, end of year                   $10.14
  TOTAL RETURN++                                  6.34%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $23,613
  Ratio of operating expenses to average
    net assets(a)                                 0.65%
  Ratio of net investment income/(loss)
    to average net assets                         4.16%
  Portfolio turnover rate                          38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.91%

* Effective April 1, 2001, Nations Short-Term Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.08% to 3.12%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SHORT-TERM MUNICIPAL
INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.42               $10.40               $10.13               $10.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.14                 0.12                 0.16                 0.27
  Net realized and unrealized gain/(loss)
    on investments                              (0.21)                0.02                 0.27                (0.02)
  Net increase/(decrease) in net asset
    value from operations                       (0.07)                0.14                 0.43                 0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)               (0.12)               (0.16)               (0.26)
  Net asset value, end of year                  $10.21               $10.42               $10.40               $10.13
  TOTAL RETURN++                                (0.68)%               1.33%                4.22%                2.51%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,186               $1,356               $1,771               $1,884
  Ratio of operating expenses to average
    net assets(a)                                1.40%                1.40%                1.40%                1.40%
  Ratio of net investment income/(loss)
    to average net assets                        1.35%                1.12%                1.46%                2.37%
  Portfolio turnover rate                         17%                  20%                  11%                  12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.55%                1.58%                1.59%                1.63%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.34
  Net realized and unrealized gain/(loss)
    on investments                                0.20
  Net increase/(decrease) in net asset
    value from operations                         0.54
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.34)
  Net asset value, end of year                   $10.14
  TOTAL RETURN++                                  5.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $3,463
  Ratio of operating expenses to average
    net assets(a)                                 1.40%
  Ratio of net investment income/(loss)
    to average net assets                         3.41%
  Portfolio turnover rate                          38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.66%

* Effective April 1, 2001, Nations Short-Term Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SHORT-TERM MUNICIPAL
INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.42               $10.40               $10.13               $10.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.14                 0.12                 0.15                 0.19
  Net realized and unrealized gain/(loss)
    on investments                              (0.21)                0.02                 0.28                 0.06
  Net increase/(decrease) in net asset
    value from operations                       (0.07)                0.14                 0.43                 0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)               (0.12)               (0.16)               (0.26)
  Net asset value, end of year                  $10.21               $10.42               $10.40               $10.13
  TOTAL RETURN++                                (0.68)%               1.33%                4.21%                2.47%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $32,123              $56,551              $82,563              $41,822
  Ratio of operating expenses to average
    net assets(a)                                1.40%                1.40%                1.40%                1.40%
  Ratio of net investment income/(loss)
    to average net assets                        1.34%                1.12%                1.46%                2.37%
  Portfolio turnover rate                         17%                  20%                  11%                  12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.55%                1.58%                1.59%                1.63%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.34
  Net realized and unrealized gain/(loss)
    on investments                                0.20
  Net increase/(decrease) in net asset
    value from operations                         0.54
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.34)
  Net asset value, end of year                   $10.14
  TOTAL RETURN++                                  5.55%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,417
  Ratio of operating expenses to average
    net assets(a)                                 1.40%
  Ratio of net investment income/(loss)
    to average net assets                         3.41%
  Portfolio turnover rate                          38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.66%

* Effective April 1, 2001, Nations Short-Term Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.16               $11.06               $10.83               $11.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.47                 0.47                 0.50                 0.53
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.10                 0.23                (0.31)
  Net increase/(decrease) in net asset
    value from operations                        0.17                 0.57                 0.73                 0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.47)               (0.47)               (0.50)               (0.53)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.47)               (0.47)               (0.50)               (0.53)
  Net asset value, end of year                  $10.86               $11.16               $11.06               $10.83
  TOTAL RETURN++                                 1.57%                5.28%                6.83%                1.95%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $29,228              $33,557              $44,823              $50,765
  Ratio of operating expenses to average
    net assets(a)                                0.85%              0.84%(d)               0.85%                0.85%
  Ratio of net investment income/(loss)
    to average net assets                        4.27%                4.25%                4.52%                4.76%
  Portfolio turnover rate                         16%                  8%                   25%                  13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.02%(b)             1.06%(c)               1.04%                1.04%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.68
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.53
  Net realized and unrealized gain/(loss)
    on investments                                0.46
  Net increase/(decrease) in net asset
    value from operations                         0.99
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.53)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.53)
  Net asset value, end of year                   $11.14
  TOTAL RETURN++                                  9.55%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $38,591
  Ratio of operating expenses to average
    net assets(a)                                 0.83%
  Ratio of net investment income/(loss)
    to average net assets                         4.90%
  Portfolio turnover rate                          18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.04%

* Effective April 1, 2001, Nations Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.70% to 4.76%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.99% for Class A shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.03% for Class A shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 0.85% for Class A shares.

NATIONS MUNICIPAL INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.16               $11.06               $10.83               $11.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.39                 0.39                 0.42                 0.44
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.10                 0.23                (0.30)
  Net increase/(decrease) in net asset
    value from operations                        0.09                 0.49                 0.65                 0.14
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.39)               (0.39)               (0.42)               (0.44)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.39)               (0.39)               (0.42)               (0.44)
  Net asset value, end of year                  $10.86               $11.16               $11.06               $10.83
  TOTAL RETURN++                                 0.81%                4.49%                6.04%                1.28%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $6,680               $8,117               $9,263               $9,116
  Ratio of operating expenses to average
    net assets(a)                                1.60%              1.59%(d)               1.60%                1.60%
  Ratio of net investment income/(loss)
    to average net assets                        3.52%                3.50%                3.77%                4.01%
  Portfolio turnover rate                         16%                  8%                   25%                  13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.77%(b)             1.81%(c)               1.79%                1.79%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.45
  Net realized and unrealized gain/(loss)
    on investments                                0.44
  Net increase/(decrease) in net asset
    value from operations                         0.89
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.45)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.45)
  Net asset value, end of year                   $11.13
  TOTAL RETURN++                                  8.62%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $8,930
  Ratio of operating expenses to average
    net assets(a)                                 1.60%
  Ratio of net investment income/(loss)
    to average net assets                         4.13%
  Portfolio turnover rate                          18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.79%

* Effective April 1, 2001, Nations Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.74% for Class B shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.78% for Class B shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 1.60% for Class B shares.

NATIONS MUNICIPAL INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.16               $11.07               $10.84               $11.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.39                 0.39                 0.42                 0.44
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.09                 0.23                (0.30)
  Net increase/(decrease) in net asset
    value from operations                       (0.09)                0.48                 0.65                 0.14
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.39)               (0.39)               (0.42)               (0.44)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.39)               (0.39)               (0.42)               (0.44)
  Net asset value, end of year                  $10.86               $11.16               $11.07               $10.84
  TOTAL RETURN++                                 0.82%                4.40%                6.03%                1.28%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $707                $1,372               $1,591               $1,294
  Ratio of operating expenses to average
    net assets(a)                                1.60%              1.59%(d)               1.60%                1.60%
  Ratio of net investment income/(loss)
    to average net assets                        3.52%                3.50%                3.77%                4.01%
  Portfolio turnover rate                         16%                  8%                   25%                  13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.77%(b)             1.81%(c)               1.79%                1.79%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.45
  Net realized and unrealized gain/(loss)
    on investments                                0.45
  Net increase/(decrease) in net asset
    value from operations                         0.90
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.45)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.45)
  Net asset value, end of year                   $11.14
  TOTAL RETURN++                                  8.71%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,318
  Ratio of operating expenses to average
    net assets(a)                                 1.60%
  Ratio of net investment income/(loss)
    to average net assets                         4.13%
  Portfolio turnover rate                          18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.79%

* Effective April 1, 2001, Nations Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.74% for Class C shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.78% for Class C shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 1.60% for Class C shares.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS SHORT-TERM MUNICIPAL INCOME FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.65%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,395.00              4.35%            $10,330.65      $165.75
       2           10.25%            $10,914.75              8.89%            $10,780.03      $ 68.61
       3           15.76%            $11,460.49             13.63%            $11,248.96      $ 71.59
       4           21.55%            $12,033.51             18.57%            $11,738.29      $ 74.71
       5           27.63%            $12,635.19             23.73%            $12,248.91      $ 77.96
       6           34.01%            $13,266.95             29.11%            $12,781.74      $ 81.35
       7           40.71%            $13,930.29             34.72%            $13,337.74      $ 84.89
       8           47.75%            $14,626.81             40.59%            $13,917.94      $ 88.58
       9           55.13%            $15,358.15             46.70%            $14,523.37      $ 92.43
      10           62.89%            $16,126.06             53.08%            $15,155.13      $ 96.46
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,226.06
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,255.13
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $902.33

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS SHORT-TERM MUNICIPAL INCOME FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.40%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.60%            $10,360.00      $  142.52
       2           10.25%            $11,025.00              7.33%            $10,732.96      $  147.65
       3           15.76%            $11,576.25             11.19%            $11,119.35      $  152.97
       4           21.55%            $12,155.06             15.20%            $11,519.64      $  158.47
       5           27.63%            $12,762.82             19.34%            $11,934.35      $  164.18
       6           34.01%            $13,400.96             23.64%            $12,363.99      $  170.09
       7           40.71%            $14,071.00             28.09%            $12,809.09      $  176.21
       8           47.75%            $14,774.55             32.70%            $13,270.22      $  182.56
       9           55.13%            $15,513.28             37.37%            $13,737.33      $  199.86
      10           62.89%            $16,288.95             42.21%            $14,220.88      $  206.89
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,220.88
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,701.39

NATIONS SHORT-TERM MUNICIPAL INCOME FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.40%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.60%            $10,360.00      $  142.52
       2           10.25%            $11,025.00              7.33%            $10,732.96      $  147.65
       3           15.76%            $11,576.25             11.19%            $11,119.35      $  152.97
       4           21.55%            $12,155.06             15.20%            $11,519.64      $  158.47
       5           27.63%            $12,762.82             19.34%            $11,934.35      $  164.18
       6           34.01%            $13,400.96             23.64%            $12,363.99      $  170.09
       7           40.71%            $14,071.00             28.09%            $12,809.09      $  176.21
       8           47.75%            $14,774.55             32.70%            $13,270.22      $  182.56
       9           55.13%            $15,513.28             37.48%            $13,747.95      $  189.13
      10           62.89%            $16,288.95             42.43%            $14,242.87      $  195.94
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,242.87
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,679.71

NATIONS MUNICIPAL INCOME FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.85%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,001.25              4.15%            $ 9,920.29      $  557.64
       2           10.25%            $10,501.31              8.47%            $10,331.98      $   86.07
       3           15.76%            $11,026.38             12.97%            $10,760.76      $   89.64
       4           21.55%            $11,577.70             17.66%            $11,207.33      $   93.36
       5           27.63%            $12,156.58             22.55%            $11,672.43      $   97.24
       6           34.01%            $12,764.41             27.63%            $12,156.84      $  101.27
       7           40.71%            $13,402.63             32.93%            $12,661.35      $  105.48
       8           47.75%            $14,072.76             38.44%            $13,186.79      $  109.85
       9           55.13%            $14,776.40             44.19%            $13,734.04      $  114.41
      10           62.89%            $15,515.22             50.17%            $14,304.01      $  119.16
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,990.22
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,779.01
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,474.14

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS MUNICIPAL INCOME FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.60%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.40%            $10,340.00      $  162.72
       2           10.25%            $11,025.00              6.92%            $10,691.56      $  168.25
       3           15.76%            $11,576.25             10.55%            $11,055.07      $  173.97
       4           21.55%            $12,155.06             14.31%            $11,430.95      $  179.89
       5           27.63%            $12,762.82             18.20%            $11,819.60      $  186.00
       6           34.01%            $13,400.96             22.21%            $12,221.46      $  192.33
       7           40.71%            $14,071.00             26.37%            $12,636.99      $  198.87
       8           47.75%            $14,774.55             30.67%            $13,066.65      $  205.63
       9           55.13%            $15,513.28             36.06%            $13,606.30      $  116.03
      10           62.89%            $16,288.95             41.68%            $14,168.24      $  120.82
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,168.24
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,704.51

NATIONS MUNICIPAL INCOME FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.60%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.40%            $10,340.00      $  162.72
       2           10.25%            $11,025.00              6.92%            $10,691.56      $  168.25
       3           15.76%            $11,576.25             10.55%            $11,055.07      $  173.97
       4           21.55%            $12,155.06             14.31%            $11,430.95      $  179.89
       5           27.63%            $12,762.82             18.20%            $11,819.60      $  186.00
       6           34.01%            $13,400.96             22.21%            $12,221.46      $  192.33
       7           40.71%            $14,071.00             26.37%            $12,636.99      $  198.87
       8           47.75%            $14,774.55             30.67%            $13,066.65      $  205.63
       9           55.13%            $15,513.28             35.11%            $13,510.92      $  212.62
      10           62.89%            $16,288.95             39.70%            $13,970.29      $  219.85
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,970.29
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,900.13

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated

"BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock not the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Funds Municipal Bond Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.345.6611

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
NATMUNIPROIX-0805


                                                            (NATIONS FUNDS LOGO)

       State Municipal Bond Funds
       -------------------------------------------------------------------------
       Prospectus -- Class A, B and C Shares
       August 1, 2005
(NATIONS FUNDS LOGO)

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND
NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND
NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 122.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N. A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds State Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

These Funds invest most of their assets in securities issued by one state and its public authorities and local governments, and are generally intended for residents of that state.

Each Fund focuses on the potential to earn income that is generally free from federal and state income tax by investing primarily in municipal securities.

Municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of municipal securities. There's always a risk that you'll lose money, or that you may not earn as much as you expect.

Because they invest primarily in securities issued by one state and its public authorities and local governments, the Funds are considered to be non-diversified. This means the value of a Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The State Municipal Bond Funds may be suitable for you if:

  - you're looking for income

  - you want to reduce taxes on your investment

  - you have longer-term investment goals

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.







 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 56.

--------------------------------------------------------------------------------


NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND              5
------------------------------------------------------------------
NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND                11
------------------------------------------------------------------
NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND                17
------------------------------------------------------------------
NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND               23
------------------------------------------------------------------
NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND         29
------------------------------------------------------------------
NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND         36
------------------------------------------------------------------
NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND                  42
------------------------------------------------------------------
NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND               48
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     54
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       56

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        59
     About Class A shares                                       60
        Front-end sales charge                                  61
        Contingent deferred sales charge                        61
     About Class B shares                                       62
        Contingent deferred sales charge                        62
     About Class C shares                                       64
        Contingent deferred sales charge                        64
     When you might not have to pay a sales charge              64
  Buying, selling and exchanging shares                         70
     How orders are processed                                   74
  How selling and servicing agents are paid                     80
  Distributions and taxes                                       82
  Legal matters                                                 84
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            85
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION           109
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                  122
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO CALIFORNIA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF CALIFORNIA

  - INCOME POTENTIAL: MODERATE

  - RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and California state individual income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of the securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, when there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and is local governments and public authorities.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. Government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which, in turn, generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. The current finances of California and its municipalities have improved during fiscal year 2004-05, in part due to an improved economy and higher employment rates, which increased tax revenue. California remains the state with the lowest credit rating, however. The Governor's Budget for 2005-06 projects a $6 billion deficit due to structural spending imbalances. The Governor proposes to cut program spending and to shift responsibility for certain obligations to make up the shortfall, but as of June 15, the State Legislature had not approved a final budget for the 2005-06 fiscal year. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               3.15%    2.33%



              *Year-to-date return as of June 30, 2005: 1.55%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2004:           3.07%
         WORST: 2ND QUARTER 2004:         -2.41%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                      -1.04%    1.34%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS      -1.21%    1.17%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                     0.59%    1.59%



         CLASS B SHARES RETURNS BEFORE TAXES                      -1.38%    1.59%



         CLASS C SHARES RETURNS BEFORE TAXES                       0.48%    2.02%



         LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    3.02%    4.16%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE SEPTEMBER 9, 2002, AUGUST 29, 2002 AND SEPTEMBER 11, 2002, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM AUGUST 31, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%        0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.18%        0.18%        0.18%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.98%        1.73%        1.73%



         Fee waivers and/or reimbursements           (0.23)%      (0.23)%      (0.23)%
                                                       -------      -------      -------



         Total net expenses(6)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $605      $827      $1,467



         CLASS B SHARES                          $453     $723      $917      $1,823



         CLASS C SHARES                          $253     $523      $917      $2,022

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $523      $917      $1,823



         CLASS C SHARES                          $153     $523      $917      $2,022

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO FLORIDA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

  - INCOME POTENTIAL: MODERATE

  - RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Florida state intangibles tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Florida Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Florida municipal obligations, which generally is free from federal income tax and Florida state intangibles tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities. In addition, unfunded State of Florida mandates, including, but not limited to, classroom size limits and increased security measures may have an adverse effect on the credit quality of certain of the issuers of Florida municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              14.08%    3.53%    6.99%    5.16%   -0.90%    8.01%    4.52%    6.51%    3.60%    2.17%



              *Year-to-date return as of June 30, 2005: 1.33%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.80%
         WORST: 2ND QUARTER 2004:         -2.31%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A Shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -1.12%    4.24%     4.95%      4.66%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -1.16%    4.23%     4.95%      4.65%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.46%    4.22%     4.89%      4.62%



         CLASS B SHARES RETURNS BEFORE TAXES    -1.65%    4.13%     4.67%      4.08%



         CLASS C SHARES RETURNS BEFORE TAXES     0.41%    4.16%     4.67%      4.34%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.02%    6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              3.15%    6.61%     6.48%      6.00%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE DECEMBER 14, 1992, JUNE 7, 1993 AND DECEMBER 17, 1992, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM DECEMBER 31, 1992.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B       Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price           3.25%        N/A           N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       3.00%(2)      1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                            0.55%        0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                                0.25%        1.00%        1.00%



         Other expenses                                0.12%        0.12%        0.12%
                                                        ------       ------       -------



         Total annual Fund operating expenses          0.92%        1.67%        1.67%



         Fee waivers and/or reimbursements            (0.17)%      (0.17)%      (0.17)%
                                                        ------       ------       -------



         Total net expenses(6)                         0.75%        1.50%        1.50%
                                                        ======       ======       =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $592      $802      $1,404



         CLASS B SHARES                          $453     $710      $891      $1,762



         CLASS C SHARES                          $253     $510      $891      $1,962

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $510      $891      $1,762



         CLASS C SHARES                          $153     $510      $891      $1,962

NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF GEORGIA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Georgia state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Georgia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Georgia Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Georgia municipal obligations, which generally is free from federal income tax and Georgia state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Georgia and its municipalities, is more vulnerable to unfavorable developments in Georgia than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries such as textiles, apparel, automobile production, real estate, tourism and construction. Adverse conditions affecting these industries could have an impact on Georgia municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              14.07%    3.45%    6.97%    5.38%   -1.55%    8.03%    5.29%    6.03%    4.09%    2.88%



              *Year-to-date return as of June 30, 2005: 1.48%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.52%
         WORST: 2ND QUARTER 2004:         -2.16%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                            1 YEAR    5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE
           TAXES                             -0.49%    4.55%     5.05%      5.00%



         CLASS A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS            -0.49%    4.55%     5.03%      4.98%



         CLASS A SHARES RETURNS AFTER
           TAXES ON DISTRIBUTIONS AND SALE
           OF FUND SHARES                     0.96%    4.51%     4.97%      4.93%



         CLASS B SHARES RETURNS BEFORE
           TAXES                             -0.78%    4.48%     4.77%      4.14%



         CLASS C SHARES RETURNS BEFORE
           TAXES                              1.21%    4.48%     4.76%      4.55%



         LEHMAN BROTHERS QUALITY
           INTERMEDIATE MUNICIPAL INDEX
           (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)           3.02%    6.18%     6.21%       --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL
           BOND INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                          3.15%    6.61%     6.48%      6.25%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE MAY 4, 1992, JUNE 7, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM APRIL 30, 1992.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%        0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.15%        0.15%        0.15%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.95%        1.70%        1.70%



         Fee waivers and/or reimbursements           (0.20)%      (0.20)%      (0.20)%
                                                       -------      -------      -------



         Total net expenses(6)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                       $399     $599      $815      $1,436



         CLASS B SHARES                       $453     $716      $904      $1,793



         CLASS C SHARES                       $253     $516      $904      $1,992

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                       $153     $516      $904      $1,793



         CLASS C SHARES                       $153     $516      $904      $1,992

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF MARYLAND

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Maryland state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Maryland individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Maryland Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Maryland municipal obligations, which generally is free from federal income tax and Maryland state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Maryland and its municipalities, is more vulnerable to unfavorable developments in Maryland than funds that invest in municipal bonds of many different states. For example, Maryland's economy is more reliant on the government and service sectors than other states throughout the United States, and is particularly sensitive to changes in federal employment and spending. Adverse conditions affecting these sectors could have an impact on Maryland municipal securities. In addition, a somewhat uneven recovery in the national economy, along with domestic and international developments, has had and could continue to have an adverse effect on Maryland's economy and fiscal integrity. Maryland enacted a balanced budget for fiscal year 2006 without increasing taxes by temporary transfers from reserves and spending cuts. However, Maryland still faces a structural deficit of approximately $570 million in fiscal year 2007, which may require the State to increase taxes or further cut spending.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              13.61%    3.43%    6.55%    5.09%   -1.04%    8.28%    4.40%    7.48%    3.33%    1.49%



              *Year-to-date return as of June 30, 2005: 0.94%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.57%
         WORST: 2ND QUARTER 2004:         -2.24%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -1.84%    4.28%     4.85%      5.19%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -1.84%    4.28%     4.84%      5.14%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.01%    4.26%     4.79%      5.10%



         CLASS B SHARES RETURNS BEFORE TAXES    -2.21%    4.18%     4.56%      3.93%



         CLASS C SHARES RETURNS BEFORE TAXES    -0.25%    4.18%     4.55%      4.23%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.02%    6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              3.15%    6.61%     6.48%      6.67%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE SEPTEMBER 1, 1990, JUNE 8, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF CLASS A SHARES.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%         0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%         1.00%        1.00%



         Other expenses                               0.13%         0.13%        0.13%
                                                       -------       ------       ------



         Total annual Fund operating expenses         0.93%         1.68%        1.68%



         Fee waivers and/or reimbursements           (0.18)%       (0.18)%      (0.18)%
                                                       -------       ------       ------



         Total net expenses(6)                        0.75%         1.50%        1.50%
                                                       =======       ======       ======

      (1)A $1.00 maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $594      $806      $1,415



         CLASS B SHARES                          $453     $712      $896      $1,772



         CLASS C SHARES                          $253     $512      $896      $1,972

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $512      $896      $1,772



         CLASS C SHARES                          $153     $512      $896      $1,972

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. JOHN TRENTACOSTE OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF NORTH CAROLINA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and North Carolina state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and North Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations North Carolina Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on North Carolina municipal obligations, which generally is free from federal income tax and North Carolina state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by North Carolina and its municipalities, is more vulnerable to unfavorable developments in North Carolina than funds that invest in municipal bonds of many different states. The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing and tourism. In recent years, services and trade (wholesale and retail) have continued to grow while agriculture and manufacturing have declined, particularly in the production of textile mill goods and furniture. While a portion of these declines is attributable to general economic conditions, much is related to increased competition from cheap foreign labor. In May 2005, the unemployment rate in North Carolina was 5.1 percent, the same as the national average of 5.1 percent. The State and its municipalities are constitutionally required to enact and maintain a balanced budget. North Carolina and many of its municipalities have been able to maintain balanced budgets for fiscal year 2005 primarily through reductions in services and expenditures. At the end of the 2003-2004 fiscal year, the State's tax revenues were $242 million more than projected. In spite of this excess, the State's General Fund expenditures exceeded revenues by $173 million. Accordingly, continued fiscal pressures, particularly Medicaid and school enrollment increases, and slow economic growth, have forced further budget cuts and spending reductions. No significant state tax increases are expected in fiscal year 2006, although several temporary tax increases that are scheduled to expire may be extended. North Carolina's bonds continue to receive a AAA rating from two major rating services, and Aa1 from a third, which in September 2004 revised the State's outlook to positive from stable. During the 2004 fiscal year, the State issued $1.159 billion in general obligation bonds (excluding refunding issues). At the end of fiscal year 2004, the State had general obligation bond debt of $4.98 billion. The State's total long-term debt outstanding of $5.54 billion was a 34.9% increase from the previous fiscal year-end. These factors could have a significant impact on North Carolina state and municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              13.91%    3.64%    7.01%    5.16%   -1.58%    8.32%    4.46%    7.86%    3.81%    2.91%



              *Year-to-date return as of June 30, 2005: 1.35%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.78%
         WORST: 2ND QUARTER 2004:         -1.92%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -0.40%    4.75%     5.14%      4.73%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -0.40%    4.75%     5.13%      4.71%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                1.04%    4.68%     5.04%      4.67%



         CLASS B SHARES RETURNS BEFORE TAXES    -0.92%    4.64%     4.84%      4.18%



         CLASS C SHARES RETURNS BEFORE TAXES     1.14%    4.65%     4.83%      4.42%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTION FOR FEES, EXPENSES OR
           TAXES)                                3.02%    6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTION FOR
           FEES, EXPENSES OR TAXES)              3.15%    6.61%     6.48%      6.03%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE DECEMBER 14, 1992, JUNE 7, 1993 AND DECEMBER 16, 1992, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM NOVEMBER 30, 1992.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%        0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.13%        0.13%        0.13%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.93%        1.68%        1.68%



         Fee waivers and/or reimbursements           (0.18)%      (0.18)%      (0.18)%
                                                       -------      -------      -------



         Total net expenses(6)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $594      $806      $1,415



         CLASS B SHARES                          $453     $712      $896      $1,772



         CLASS C SHARES                          $253     $512      $896      $1,972

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $512      $896      $1,772



         CLASS C SHARES                          $153     $512      $896      $1,972

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF SOUTH CAROLINA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and South Carolina state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and South Carolina individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations South Carolina Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on South Carolina municipal obligations, which generally is free from federal income tax and South Carolina state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by South Carolina and its municipalities, is more vulnerable to unfavorable developments in South Carolina than funds that invest in municipal bonds of many different states. In recent years, South Carolina's economy, which has tended to depend upon the national economy, has primarily relied upon agriculture, manufacturing and related industries, tourism, business services, international trade industries, health care and durable goods manufacturing. Adverse conditions affecting any of these industries could have an impact on South Carolina municipal securities. The unemployment rate in South Carolina during 2003 was eight-tenths of one percent higher than that of the nation. General Fund Revenues for the fiscal year ended June 30, 2000 were $5.897 billion; for the fiscal year ended June 30, 2001 were $6.010 billion; for the fiscal year ended June 30, 2002 were $5.763 billion; for the fiscal year ending June 30, 2003 were $5.846 billion; and for the fiscal year ended June 30, 2004 were $5.116 billion; and for the fiscal year ended June 30, 2005 are estimated to be $5.509 billion.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              13.45%    3.76%    6.62%    5.33%   -1.33%    8.44%    4.76%    6.59%    5.01%    3.06%



              *Year-to-date return as of June 30, 2005: 1.78%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.18%
         WORST: 2ND QUARTER 2004:         -2.30%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                               1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES   -0.28%    4.87%     5.16%      5.04%



         CLASS A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                    -0.34%    4.83%     5.13%      5.01%



         CLASS A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               1.20%    4.80%     5.09%      4.99%



         CLASS B SHARES RETURNS BEFORE TAXES   -0.68%    4.77%     4.87%      4.31%



         CLASS C SHARES RETURNS BEFORE TAXES    1.20%    4.77%     4.86%      4.63%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                               3.02%    6.18%     6.21%       --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL
           BOND INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)         3.15%    6.61%     6.48%      6.25%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE MAY 5, 1992, JUNE 8, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM APRIL 30, 1992.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B       Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A           N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       3.00%(2)      1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%         0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%         1.00%        1.00%



         Other expenses                               0.12%         0.12%        0.12%
                                                       -------       ------       -------



         Total annual Fund operating expenses         0.92%         1.67%        1.67%



         Fee waivers and/or reimbursements           (0.17)%       (0.17)%      (0.17)%
                                                       -------       ------       -------



         Total net expenses(6)                        0.75%         1.50%        1.50%
                                                       =======       ======       =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $5 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $592      $802      $1,404



         CLASS B SHARES                          $453     $710      $891      $1,762



         CLASS C SHARES                          $253     $510      $891      $1,962

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $510      $891      $1,762



         CLASS C SHARES                          $153     $510      $891      $1,962

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 56.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TEXAS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Texas individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Texas Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Texas, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal securities, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Texas and its municipalities, is more vulnerable to unfavorable developments in Texas than funds that invest in municipal bonds of many different states. For example, important sectors of the State's economy include the oil and gas industry (including drilling, production, refining, chemicals and energy-related manufacturing) and high technology manufacturing (including computers, electronics and telecommunications equipment), along with an increasing emphasis on international trade. Each of these sectors has from time to time suffered from economic downturns. Adverse conditions in one or more of these sectors could have an adverse impact on Texas municipal securities. In addition, the Texas legislature has been attempting to reform the manner in which the State finances primary and secondary public school education. A majority of the funding for public school education has historically been derived from local sources through local property taxes. In the event that the State were to enact legislation that would require the State to finance a majority of the cost of primary and secondary public school education, any increased State expenditures, unless coupled with corresponding increases in State revenues, could have an adverse effect on the credit quality of certain issuers of Texas municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              12.71%    3.44%    6.91%    5.20%   -1.40%    8.26%    4.72%    7.06%    4.58%    2.87%



              *Year-to-date return as of June 30, 2005: 1.51%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           4.88%
         WORST: 2ND QUARTER 2004:         -1.95%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -0.52%    4.79%     5.03%      4.50%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -0.61%    4.77%     5.01%      4.47%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.99%    4.73%     4.96%      4.47%



         CLASS B SHARES RETURNS BEFORE TAXES    -0.86%    4.71%     4.75%      4.12%



         CLASS C SHARES RETURNS BEFORE TAXES     1.10%    4.70%     4.73%      4.82%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.02%    6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              3.15%    6.61%     6.48%      5.91%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE FEBRUARY 4, 1993, JUNE 22, 1993 AND NOVEMBER 3, 1994, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM JANUARY 31, 1993.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%        0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.11%        0.11%        0.11%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.91%        1.66%        1.66%



         Fee waivers and/or reimbursements           (0.16)%      (0.16)%      (0.16)%
                                                       -------      -------      -------



         Total net expenses(6)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $590      $797      $1,394



         CLASS B SHARES                          $453     $708      $887      $1,752



         CLASS C SHARES                          $253     $508      $887      $1,952

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $508      $887      $1,752



         CLASS C SHARES                          $153     $508      $887      $1,952

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 56.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF VIRGINIA

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Virginia state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Virginia individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Virginia Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Virginia municipal obligations, which generally is free from federal income tax and Virginia state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Virginia and its municipalities, is more vulnerable to unfavorable developments in Virginia than funds that invest in municipal bonds of many different states. Traditionally, Virginia's economy has relied heavily upon industries such as agriculture (tobacco) and federal government-related employment. However, recent growth in the State's economy has been related to new businesses in high-technology and tourism industries. Adverse conditions affecting these industries could have a significant impact on Virginia municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              13.16%    3.62%    6.63%   5.25%**  -1.23%    8.43%    4.73%    7.52%    4.00%    2.75%



              *Year-to-date return as of June 30, 2005: 1.23%
              **The return disclosed has been revised from the 5.62% return disclosed in prior years'
                prospectuses.

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.19%
         WORST: 2ND QUARTER 2004:         -1.94%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                        1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES            -0.62%    4.77%     5.07%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                -0.64%    4.77%     5.07%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         0.90%    4.70%     5.00%



         CLASS B SHARES RETURNS BEFORE TAXES            -0.98%    4.68%     4.79%



         CLASS C SHARES RETURNS BEFORE TAXES             1.00%    4.68%     4.78%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      3.02%    6.18%     6.21%



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                     3.15%    6.61%     6.48%

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                           0.55%        0.55%        0.55%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.09%        0.09%        0.09%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.89%        1.64%        1.64%



         Fee waivers and/or reimbursements           (0.14)%      (0.14)%      (0.14)%
                                                       -------      -------      -------



         Total net expenses(6)                        0.75%        1.50%        1.50%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $586      $789      $1,373



         CLASS B SHARES                          $453     $704      $879      $1,731



         CLASS C SHARES                          $253     $504      $879      $1,932

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $504      $879      $1,731



         CLASS C SHARES                          $153     $504      $879      $1,932

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investments strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar quarter will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 60 calendar days following each quarter-end, and will remain posted on the website until the Fund files its next Form N-CSR or Form N-Q.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

  FUND                                                        PORTFOLIO MANAGERS
  NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND         WENDY NORMAN



  NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND            CHRIS ECKSTROM



  NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND            CHRIS ECKSTROM



  NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND           CHRIS ECKSTROM



  NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND     JOHN TRENTACOSTE



  NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND     CHRIS ECKSTROM



  NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND              WENDY NORMAN



  NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND           CHRIS ECKSTROM

                                                      BUSINESS EXPERIENCE
  PORTFOLIO MANAGER  LENGTH OF SERVICE WITH FUND      DURING PAST FIVE YEARS
  -----------------  -------------------------------  ----------------------------
  CHRIS ECKSTROM     NATIONS FLORIDA INTERMEDIATE     COLUMBIA MANAGEMENT --
                     MUNICIPAL BOND FUND SINCE        PORTFOLIO MANAGER SINCE 1998
                     DECEMBER 2004
                     NATIONS GEORGIA INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE
                     DECEMBER 2004
                     NATIONS MARYLAND INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE
                     NOVEMBER 2004
                     NATIONS SOUTH CAROLINA
                     INTERMEDIATE MUNICIPAL BOND
                     FUND SINCE APRIL 1998
                     NATIONS VIRGINIA INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE APRIL
                     1998



  WENDY NORMAN       NATIONS CALIFORNIA INTERMEDIATE  COLUMBIA MANAGEMENT --
                     MUNICIPAL BOND FUND SINCE        PORTFOLIO MANAGER SINCE 1993
                     NOVEMBER 2004
                     NATIONS TEXAS INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE 2000



  JOHN TRENTACOSTE   NATIONS NORTH CAROLINA           COLUMBIA MANAGEMENT --
                     INTERMEDIATE MUNICIPAL BOND      PORTFOLIO MANAGER SINCE 2000
                     FUND SINCE SEPTEMBER 2000

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND         0.40%        0.40%



  NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND            0.40%        0.40%



  NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND            0.40%        0.40%



  NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND           0.40%        0.40%



  NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND     0.40%        0.40%



  NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND     0.40%        0.40%



  NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND              0.40%        0.40%



  NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND           0.40%        0.40%

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Columbia Management Advisors, Inc. a fee of 0.15% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC SHARE GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below compares the charges and fees and other features of the share classes.

                                              INTERMEDIATE            LONG-TERM
                                             MUNICIPAL BOND        MUNICIPAL BOND
  CLASS A SHARES                                  FUNDS                 FUNDS
  MAXIMUM AMOUNT YOU CAN BUY                    NO LIMIT              NO LIMIT



  MAXIMUM FRONT-END SALES CHARGE                  3.25%                 4.75%



  MAXIMUM DEFERRED SALES CHARGE(1)                NONE                  NONE



  MAXIMUM ANNUAL DISTRIBUTION              0.25% DISTRIBUTION    0.25% DISTRIBUTION
    AND SHAREHOLDER SERVICING FEES         (12B-1)/SERVICE FEE   (12B-1)/SERVICE FEE



  CONVERSION FEATURE                              NONE                  NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                               INTERMEDIATE          LONG-TERM
                                              MUNICIPAL BOND       MUNICIPAL BOND
  CLASS B SHARES                                  FUNDS                FUNDS
  MAXIMUM AMOUNT YOU CAN BUY                     $50,000              $50,000



  MAXIMUM FRONT-END SALES CHARGE                   NONE                 NONE



  MAXIMUM DEFERRED SALES CHARGE(1)                3.00%                5.00%



  REDEMPTION FEE                                   NONE                 NONE



  MAXIMUM ANNUAL DISTRIBUTION AND           0.75% DISTRIBUTION   0.75% DISTRIBUTION
    SHAREHOLDER SERVICING FEES               (12B-1) FEE AND      (12B-1) FEE AND
                                            0.25% SERVICE FEE    0.25% SERVICE FEE



  CONVERSION FEATURE                               YES                  YES

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                               INTERMEDIATE          LONG-TERM
                                              MUNICIPAL BOND       MUNICIPAL BOND
  CLASS C SHARES                                  FUNDS                FUNDS
  MAXIMUM AMOUNT YOU CAN BUY                    $1 MILLION           $1 MILLION



  MAXIMUM FRONT-END SALES CHARGE                   NONE                 NONE



  MAXIMUM DEFERRED SALES CHARGE(1)                1.00%                1.00%



  REDEMPTION FEE                                   NONE                 NONE



  MAXIMUM ANNUAL DISTRIBUTION               0.75% DISTRIBUTION   0.75% DISTRIBUTION
    AND SHAREHOLDER SERVICING FEES           (12B-1) FEE AND      (12B-1) FEE AND
                                            0.25% SERVICE FEE    0.25% SERVICE FEE



  CONVERSION FEATURE                               NONE                 NONE

(1)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARES GRAPHIC) ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - FRONT END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the Fund you're buying, and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                                     SALES CHARGE(1)    AMOUNT RETAINED
                                                   SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                                    AS A % OF THE      NET AMOUNT        AS A % OF THE
         AMOUNT YOU BOUGHT                         OFFERING PRICE       INVESTED        OFFERING PRICE
         -----------------                         ---------------   ---------------   -----------------
         INTERMEDIATE MUNICIPAL BOND FUNDS



         $0 - $99,999                                   3.25%             3.36%              3.00%



         $100,000 - $249,999                            2.50%             2.56%              2.25%



         $250,000 - $499,999                            2.00%             2.04%              1.75%



         $500,000 - $999,999                            1.50%             1.53%              1.25%



         $1,000,000 OR MORE                             0.00%             0.00%              1.00%(2)



         LONG-TERM MUNICIPAL BOND FUNDS



         $0 - $49,999                                   4.75%             4.99%              4.25%



         $50,000 - $99,999                              4.50%             4.71%              4.00%



         $100,000 - $249,999                            3.50%             3.63%              3.00%



         $250,000 - $499,999                            2.50%             2.56%              2.25%



         $500,000 - $999,999                            2.00%             2.04%              1.75%



         $1,000,000 OR MORE                             0.00%             0.00%              1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      Your selling agent receives a cumulative commission from the Distributor when you purchase $1 million or more of Class A shares, as follows:

         $0 -- $2,999,999                                                      1.00%



         $3 MILLION -- $49,999,999                                             0.50%



         $50 MILLION OR MORE                                                   0.25%

      The commission to selling agents for Class A share purchases of $50 million or more is paid beginning in the 13th month but only to the extent the shares remain outstanding. For certain group retirement plans, selling agents will receive a 1% finder's fee from $0-$3 million.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



(B SHARES GRAPHIC) ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Nations Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

      INTERMEDIATE MUNICIPAL BOND FUNDS




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                      YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                              3.0%



         THE SECOND YEAR YOU OWN THEM                                             3.0%



         THE THIRD YEAR YOU OWN THEM                                              2.0%



         THE FOURTH YEAR YOU OWN THEM                                             1.0%



         AFTER FIVE YEARS OF OWNING THEM                                          NONE

      LONG-TERM MUNICIPAL BOND FUNDS




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                      YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                              5.0%



         THE SECOND YEAR YOU OWN THEM                                             4.0%



         THE THIRD YEAR YOU OWN THEM                                              3.0%



         THE FOURTH YEAR YOU OWN THEM                                             3.0%



         THE FIFTH YEAR YOU OWN THEM                                              2.0%



         THE SIXTH YEAR YOU OWN THEM                                              1.0%



         AFTER SIX YEARS OF OWNING THEM                                           NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Class A shares according to the following schedule:

      INTERMEDIATE MUNICIPAL BOND FUNDS




                                                                 WILL CONVERT TO CLASS A SHARES
         CLASS B SHARES YOU BOUGHT                                 AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                           EIGHT YEARS



         BETWEEN AUGUST 1, 1998 AND NOVEMBER 15, 1998
           $0 -- $499,999                                                   SIX YEARS
           $500,000 -- $999,999                                            FIVE YEARS

      LONG-TERM MUNICIPAL BOND FUNDS




                                                                 WILL CONVERT TO CLASS A SHARES
         CLASS B SHARES YOU BOUGHT                                 AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                           EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
           $0 -- $249,999                                                  NINE YEARS
           $250,000 -- $499,999                                             SIX YEARS
           $500,000 -- $999,999                                            FIVE YEARS



         BEFORE AUGUST 1, 1997                                             NINE YEARS

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Nations Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


(C SHARES GRAPHIC) ABOUT CLASS C SHARES

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases over $1 million may be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a waived or reduced front-end sales charge, (often referred to as "breakpoint discounts") or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and at www.nationsfunds.com and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

      The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Nations Funds.

--------------------------------------------------------------------------------

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Nations Fund family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES
      (Class A shares)




      There are two ways you can lower the front-end sales charge you pay on Class A shares:

        - RIGHTS OF ACCUMULATION
         The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Class B and Class C shares of Nations Money Market Funds, don't qualify for rights of accumulation.

        - STATEMENT OF INTENT
         You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
          The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - Individual accounts

           - Joint accounts

           - Certain IRA accounts

           - Certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Nations Fund shares. The value of your investment in a Nations Money Market Fund held in an eligible account may be aggregated with your investments in other funds in the Nations Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Nations Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.nationsfunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Nations Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

        - certain pension, profit sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Class A, Class B and Class C shares)

      You won't pay a CDSC on the following transactions:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Nations Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares

(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY BUYING THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A. You can invest up to
                                         - no minimum for certain fee-based         $50,000 in Class B shares. Class C
                                           accounts                                 share purchases are limited to $1
                                         minimum additional investment:             million.
                                         - $50 for all accounts

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50

Selling shares    In a lump sum          - shares sold by telephone are limited     A Fund will generally send proceeds
                                         to $100,000 in a 30-day period             from the sale to you within seven days
                                         - other restrictions may apply to          (usually on the next business day after
                                           withdrawals from retirement plan         your request is received in "good
                                           accounts                                 form"). However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                         fee based accounts                         withdrawals any day of the month on a
                                                                                    monthly, quarterly or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a class.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class A
  shares                                   exchanges                                shares for Class A shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.
                                                                                    You can generally exchange your Class B
                                                                                    shares for Class B shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.
                                                                                    You can generally exchange your Class C
                                                                                    shares for Class C shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.
                                                                                    You won't pay a front-end sales charge
                                                                                    or CDSC on the shares you're
                                                                                    exchanging.
                                                                                    There may be an additional sales charge
                                                                                    if exchanging from a Money Market Fund.
                                                                                    Redemption fees may apply.

                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.
        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $100,000 of shares by telephone in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirements.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES GRAPHIC)         EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.
      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the

      Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of a Fund for Class A shares of any other Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Investor A Share was of a Nations Money Market Fund).

        - You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of a Fund for Class B shares of any other Nations Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Class C shares of a Nations Money Market Fund through an exchange of Class B shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Class C shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of a Fund for Class C shares of any other Nations Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 4.25% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED AS TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder and servicing plans.

The amount of the fee depends on the class of shares you own:

                              MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                 AND SHAREHOLDER SERVICING FEES
                          (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES  0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                  SERVICING FEE



  CLASS B SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE



  CLASS C SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

    - up to 1.00% of the offering price per share of Class A shares

    - up to 1.00% of the net asset value per share of Class B shares

    - up to 1.00% of the net asset value per share of Class C shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS


A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare distributions of net investment income daily and pay them monthly. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which may be subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT


Distributions that come from a Fund's tax-exempt interest income generally are free from federal income tax. These distributions are generally not subject to state individual income tax (or other applicable state tax, like the Florida intangibles tax) if a Fund primarily invests in securities from that state or its subdivisions. For example, you generally won't be subject to California state individual income tax on distributions that come from Nations California Municipal Bond Fund's investments in California state and local municipal obligations. You may, however, be subject to other state and local taxes on these distributions. A portion of these distributions may also be subject to alternative minimum taxes. Texas doesn't impose state income tax.

Any distributions that come from taxable income or net realized capital gain are generally subject to tax. Distributions that come from any taxable interest income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, generally are taxable to you as long-term capital gain. An individual's net long-term capital gain is taxed at a maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Absent further legislation, those reduced rates of tax will expire after December 31, 2008.

No other Fund distributions are expected to qualify for reduced taxation under the Internal Revenue Code. Corporate shareholders generally will not be able to deduct any distributions from a Fund when determining their taxable income.

In general, any taxable distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX


We're required by federal law to withhold tax on any taxable distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES


Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  CLASS A SHARES*                                    03/31/05                         03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $10.01                           $10.02
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                        0.30                             0.32
  Net realized and unrealized gain/(loss)
    on investments                                    (0.27)                            0.05
  Net increase/(decrease) in net asset
    value from operations                              0.03                             0.37
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.30)                           (0.32)
  Distributions from net realized gains               (0.11)                           (0.06)
  Total dividends and distributions                   (0.41)                           (0.38)
  Net asset value, end of period                       $9.63                           $10.01
  TOTAL RETURN++                                       0.34%                            3.72%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $5,427                           $10,151
  Ratio of operating expenses to average
    net assets                                       0.75%(a)                         0.75%(a)
  Ratio of net investment income/(loss)
    to average net assets                              3.10%                            3.15%
  Portfolio turnover rate                               26%                              12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.03%                            0.99%

                                                    PERIOD ENDED
  CLASS A SHARES*                                     03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                         0.18
  Net realized and unrealized gain/(loss)
    on investments                                      0.09
  Net increase/(decrease) in net asset
    value from operations                               0.27
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.18)
  Distributions from net realized gains                (0.07)
  Total dividends and distributions                    (0.25)
  Net asset value, end of period                       $10.02
  TOTAL RETURN++                                        1.42%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $7,884
  Ratio of operating expenses to average
    net assets                                        0.75%(a)+
  Ratio of net investment income/(loss)
    to average net assets                              3.36%+
  Portfolio turnover rate                                19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.02%+

* Nations California Intermediate Municipal Bond Fund Class A shares commenced operations on September 9, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  CLASS B SHARES*                                    03/31/05                         03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $10.00                           $10.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                        0.23                             0.24
  Net realized and unrealized gain/(loss)
    on investments                                    (0.27)                            0.05
  Net increase/(decrease) in net asset
    value from operations                             (0.04)                            0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.23)                           (0.24)
  Distributions from net realized gains               (0.11)                           (0.06)
  Total dividends and distributions                   (0.34)                           (0.30)
  Net asset value, end of period                       $9.62                           $10.00
  TOTAL RETURN++                                      (0.41)%                           2.95%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $1,163                           $1,281
  Ratio of operating expenses to average
    net assets                                       1.50%(a)                         1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                              2.33%                            2.40%
  Portfolio turnover rate                               26%                              12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.78%                            1.74%

                                                    PERIOD ENDED
  CLASS B SHARES*                                     03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                         0.15
  Net realized and unrealized gain/(loss)
    on investments                                      0.08
  Net increase/(decrease) in net asset
    value from operations                               0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.15)
  Distributions from net realized gains                (0.07)
  Total dividends and distributions                    (0.22)
  Net asset value, end of period                       $10.01
  TOTAL RETURN++                                        1.91%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                  $945
  Ratio of operating expenses to average
    net assets                                        1.50%(a)+
  Ratio of net investment income/(loss)
    to average net assets                              2.61%+
  Portfolio turnover rate                                19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.77%+

* Nations California Intermediate Municipal Bond Fund Class B shares commenced operations on August 29, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  CLASS C SHARES*                                    03/31/05                         03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $10.01                           $10.02
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                        0.23                             0.24
  Net realized and unrealized gain/(loss)
    on investments                                    (0.27)                            0.05
  Net increase/(decrease) in net asset
    value from operations                             (0.04)                            0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.23)                           (0.24)
  Distributions from net realized gains               (0.11)                           (0.06)
  Total dividends and distributions                   (0.34)                           (0.30)
  Net asset value, end of period                       $9.63                           $10.01
  TOTAL RETURN++                                      (0.40)%                           2.95%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $2,797                           $4,075
  Ratio of operating expenses to average
    net assets                                       1.50%(a)                         1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                              2.33%                            2.40%
  Portfolio turnover rate                               26%                              12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.78%                            1.74%

                                                    PERIOD ENDED
  CLASS C SHARES*                                     03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                         0.14
  Net realized and unrealized gain/(loss)
    on investments                                      0.09
  Net increase/(decrease) in net asset
    value from operations                               0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.14)
  Distributions from net realized gains                (0.07)
  Total dividends and distributions                    (0.21)
  Net asset value, end of period                       $10.02
  TOTAL RETURN++                                        0.96%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $3,017
  Ratio of operating expenses to average
    net assets                                        1.50%(a)+
  Ratio of net investment income/(loss)
    to average net assets                              2.61%+
  Portfolio turnover rate                                19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.77%+

* Nations California Intermediate Municipal Bond Fund Class C shares commenced operations on September 11, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.86               $10.80               $10.54               $10.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.35                 0.38                 0.43                 0.47
  Net realized and unrealized gain/(loss)
    on investments                              (0.37)                0.06                 0.26                (0.15)
  Net increase/(decrease) in net asset
    value from operations                       (0.02)                0.44                 0.69                 0.32
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.35)               (0.38)               (0.43)               (0.47)
  Distributions from net realized gains         (0.03)                 --                   --                   --
  Total dividends and distributions             (0.38)               (0.38)               (0.43)               (0.47)
  Net asset value, end of year                  $10.46               $10.86               $10.80               $10.54
  TOTAL RETURN++                                (0.18)%               4.17%                6.68%                3.03%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $16,980              $18,854              $18,358              $8,530
  Ratio of operating expenses to average
    net assets(a)                                0.75%                0.75%                0.75%                0.75%
  Ratio of net investment income/(loss)
    to average net assets                        3.32%                3.53%                4.04%                4.40%
  Portfolio turnover rate                         5%                   25%                  20%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.97%                0.96%                0.97%                0.98%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.48
  Net realized and unrealized gain/(loss)
    on investments                                0.36
  Net increase/(decrease) in net asset
    value from operations                         0.84
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                   $10.69
  TOTAL RETURN++                                  8.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $5,319
  Ratio of operating expenses to average
    net assets(a)                                 0.75%
  Ratio of net investment income/(loss)
    to average net assets                         4.57%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.96%

* Effective April 1, 2001, Nations Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.36% to 4.40%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.87               $10.81               $10.55               $10.70
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.27                 0.30                 0.35                 0.39
  Net realized and unrealized gain/(loss)
    on investments                              (0.37)                0.06                 0.26                (0.15)
  Net increase/(decrease) in net asset
    value from operations                       (0.10)                0.36                 0.61                 0.24
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.27)               (0.30)               (0.35)               (0.39)
  Distributions from net realized gains         (0.03)                 --                   --                   --
  Total dividends and distributions             (0.30)               (0.30)               (0.35)               (0.39)
  Net asset value, end of year                  $10.47               $10.87               $10.81               $10.55
  TOTAL RETURN++                                (0.92)%               3.39%                5.87%                2.26%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $6,764               $8,885               $9,700               $5,700
  Ratio of operating expenses to average
    net assets(a)                                1.50%                1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                        2.57%                2.78%                3.29%                3.65%
  Portfolio turnover rate                         5%                   25%                  20%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.72%                1.71%                1.72%                1.73%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.34
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.36
  Net increase/(decrease) in net asset
    value from operations                         0.76
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $10.70
  TOTAL RETURN++                                  7.52%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $4,429
  Ratio of operating expenses to average
    net assets(a)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.82%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.71%

* Effective April 1, 2001, Nations Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.88               $10.82               $10.56               $10.72
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.27                 0.30                 0.35                 0.31
  Net realized and unrealized gain/(loss)
    on investments                              (0.37)                0.06                 0.26                (0.08)
  Net increase/(decrease) in net asset
    value from operations                       (0.10)                0.36                 0.61                 0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.27)               (0.30)               (0.35)               (0.39)
  Distributions from net realized gains         (0.03)                 --                   --                   --
  Total dividends and distributions             (0.30)               (0.30)               (0.35)               (0.39)
  Net asset value, end of year                  $10.48               $10.88               $10.82               $10.56
  TOTAL RETURN++                                (0.92)%               3.38%                5.85%                2.12%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $8,243               $10,246              $9,160               $2,116
  Ratio of operating expenses to average
    net assets(a)                                1.50%                1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                        2.57%                2.78%                3.29%                3.65%
  Portfolio turnover rate                         5%                   25%                  20%                  15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.72%                1.71%                1.72%                1.73%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.36
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.36
  Net increase/(decrease) in net asset
    value from operations                         0.76
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $10.72
  TOTAL RETURN++                                  7.49%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $172
  Ratio of operating expenses to average
    net assets(a)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.82%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.71%

* Effective April 1, 2001, Nations Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.98               $10.92               $10.69               $10.82
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.41                 0.42                 0.46                 0.48
  Net realized and unrealized gain/(loss)
    on investments                              (0.32)                0.06                 0.23                (0.13)
  Net increase/(decrease) in net asset
    value from operations                        0.09                 0.48                 0.69                 0.35
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.41)               (0.42)               (0.46)               (0.48)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.41)               (0.42)               (0.46)               (0.48)
  Net asset value, end of year                  $10.66               $10.98               $10.92               $10.69
  TOTAL RETURN++                                 0.80%                4.47%                6.54%                3.24%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $21,415              $21,887              $18,979              $12,791
  Ratio of operating expenses to average
    net assets(a)                                0.75%                0.75%                0.75%                0.75%
  Ratio of net investment income/(loss)
    to average net assets                        3.76%                3.83%                4.22%                4.40%
  Portfolio turnover rate                         8%                   11%                  15%                  6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.00%                0.98%                0.98%                1.01%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.42
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.48
  Net realized and unrealized gain/(loss)
    on investments                                0.40
  Net increase/(decrease) in net asset
    value from operations                         0.88
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                   $10.82
  TOTAL RETURN++                                  8.66%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $11,872
  Ratio of operating expenses to average
    net assets(a)                                 0.75%
  Ratio of net investment income/(loss)
    to average net assets                         4.55%
  Portfolio turnover rate                          10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.98%

* Effective April 1, 2001, Nations Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.36% to 4.40%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating ratio was less than 0.01%.

NATIONS GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.99               $10.92               $10.69               $10.82
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.32                 0.34                 0.39                 0.39
  Net realized and unrealized gain/(loss)
    on investments                              (0.32)                0.07                 0.22                (0.12)
  Net increase/(decrease) in net asset
    value from operations                        0.00                 0.41                 0.61                 0.27
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.32)               (0.34)               (0.38)               (0.40)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.32)               (0.34)               (0.38)               (0.40)
  Net asset value, end of year                  $10.67               $10.99               $10.92               $10.69
  TOTAL RETURN++                                 0.05%                3.79%                5.76%                2.47%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $6,662               $7,462               $9,135               $6,865
  Ratio of operating expenses to average
    net assets(a)                                1.50%                1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                        3.01%                3.08%                3.47%                3.65%
  Portfolio turnover rate                         8%                   11%                  15%                  6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.75%                1.73%                1.73%                1.76%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.42
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.40
  Net increase/(decrease) in net asset
    value from operations                         0.80
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $10.82
  TOTAL RETURN++                                  7.85%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $6,773
  Ratio of operating expenses to average
    net assets(a)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.80%
  Portfolio turnover rate                          10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.73%

* Effective April 1, 2001, Nations Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares methods.
(a) The effect of interest expense on the operating ratio was less than 0.01%.

NATIONS GEORGIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.98               $10.92               $10.69               $10.82
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.33                 0.34                 0.37                 0.39
  Net realized and unrealized gain/(loss)
    on investments                              (0.33)                0.06                 0.24                (0.12)
  Net increase/(decrease) in net asset
    value from operations                       (0.00)                0.40                 0.61                 0.27
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.32)               (0.34)               (0.38)               (0.40)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.32)               (0.34)               (0.38)               (0.40)
  Net asset value, end of year                  $10.66               $10.98               $10.92               $10.69
  TOTAL RETURN++                                 0.05%                3.69%                5.74%                2.46%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $3,254               $4,769               $5,190               $1,400
  Ratio of operating expenses to average
    net assets(a)                                1.50%                1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                        3.01%                3.08%                3.47%                3.65%
  Portfolio turnover rate                         8%                   11%                  15%                  6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.75%                1.73%                1.73%                1.76%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.42
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.40
  Net increase/(decrease) in net asset
    value from operations                         0.80
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $10.82
  TOTAL RETURN++                                  7.96%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $770
  Ratio of operating expenses to average
    net assets(a)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.80%
  Portfolio turnover rate                          10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.73%

* Effective April 1, 2001, Nations Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.22               $11.22               $10.84               $11.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.39                 0.41                 0.44                 0.47
  Net realized and unrealized gain/(loss)
    on investments                              (0.44)                --##                 0.38                (0.17)
  Net increase/(decrease) in net asset
    value from operations                       (0.05)                0.41                 0.82                 0.30
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.39)               (0.41)               (0.44)               (0.47)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.39)               (0.41)               (0.44)               (0.47)
  Net asset value, end of year                  $10.78               $11.22               $11.22               $10.84
  TOTAL RETURN++                                (0.43)%               3.70%                7.69%                2.76%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $30,400              $34,458              $32,174              $20,760
  Ratio of operating expenses to average
    net assets                                 0.75%(a)             0.75%(a)             0.75%(a)             0.75%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.54%                3.64%                3.97%                4.29%
  Portfolio turnover rate                         2%                   19%                  15%                  16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.98%                0.97%                0.97%                0.99%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.48
  Net realized and unrealized gain/(loss)
    on investments                                0.43
  Net increase/(decrease) in net asset
    value from operations                         0.91
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                   $11.01
  TOTAL RETURN++                                  8.81%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $17,478
  Ratio of operating expenses to average
    net assets                                    0.75%
  Ratio of net investment income/(loss)
    to average net assets                         4.47%
  Portfolio turnover rate                          13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.96%

* Effective April 1, 2001, Nations Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.24% to 4.29%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.23               $11.22               $10.84               $11.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.31                 0.33                 0.37                 0.38
  Net realized and unrealized gain/(loss)
    on investments                              (0.45)                --##                 0.37                (0.16)
  Net increase/(decrease) in net asset
    value from operations                       (0.14)                0.33                 0.74                 0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.31)               (0.32)               (0.36)               (0.39)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.31)               (0.32)               (0.36)               (0.39)
  Net asset value, end of year                  $10.78               $11.23               $11.22               $10.84
  TOTAL RETURN++                                (1.26)%               3.02%                6.89%                1.99%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $13,119              $17,955              $20,565              $6,318
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)             1.50%(a)             1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        2.79%                2.89%                3.22%                3.54%
  Portfolio turnover rate                         2%                   19%                  15%                  16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.73%                1.72%                1.72%                1.74%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.43
  Net increase/(decrease) in net asset
    value from operations                         0.83
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $11.01
  TOTAL RETURN++                                  8.01%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $5,120
  Ratio of operating expenses to average
    net assets                                    1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.72%
  Portfolio turnover rate                          13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.71%

* Effective April 1, 2001, Nations Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.54%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.23               $11.22               $10.84               $11.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.31                 0.33                 0.36                 0.35
  Net realized and unrealized gain/(loss)
    on investments                              (0.45)                --##                 0.38                (0.13)
  Net increase/(decrease) in net asset
    value from operations                       (0.14)                0.33                 0.74                 0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.31)               (0.32)               (0.36)               (0.39)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.31)               (0.32)               (0.36)               (0.39)
  Net asset value, end of year                  $10.78               $11.23               $11.22               $10.84
  TOTAL RETURN++                                (1.26)%               3.02%                6.88%                1.98%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $2,628               $2,825               $2,776               $1,454
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)             1.50%(a)             1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        2.79%                2.89%                3.22%                3.54%
  Portfolio turnover rate                         2%                   19%                  15%                  16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.73%                1.72%                1.72%                1.74%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.43
  Net increase/(decrease) in net asset
    value from operations                         0.83
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $11.01
  TOTAL RETURN++                                  8.01%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $301
  Ratio of operating expenses to average
    net assets                                    1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.72%
  Portfolio turnover rate                          13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.71%

* Effective April 1, 2001, Nations Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.54%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.87               $10.85               $10.44               $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.41                 0.41                 0.44                 0.46
  Net realized and unrealized gain/(loss)
    on investments                              (0.31)                0.02                 0.41                (0.14)
  Net increase/(decrease) in net asset
    value from operations                        0.10                 0.43                 0.85                 0.32
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.41)               (0.41)               (0.44)               (0.46)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.41)               (0.41)               (0.44)               (0.46)
  Net asset value, end of year                  $10.56               $10.87               $10.85               $10.44
  TOTAL RETURN++                                 0.93%                4.03%                8.21%                3.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $19,082              $25,608              $23,677              $11,975
  Ratio of operating expenses to average
    net assets                                 0.75%(a)             0.75%(a)               0.75%              0.75%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.83%                3.77%                4.05%                4.33%
  Portfolio turnover rate                         6%                   20%                  9%                   13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.98%                0.97%                0.97%                0.99%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.21
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.47
  Net realized and unrealized gain/(loss)
    on investments                                0.36
  Net increase/(decrease) in net asset
    value from operations                         0.83
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.46)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.46)
  Net asset value, end of year                   $10.58
  TOTAL RETURN++                                  8.34%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $10,332
  Ratio of operating expenses to average
    net assets                                  0.75%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.46%
  Portfolio turnover rate                          19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.96%

* Effective April 1, 2001, Nations North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.23% to 4.33%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.87               $10.85               $10.43               $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.33                 0.33                 0.36                 0.38
  Net realized and unrealized gain/(loss)
    on investments                              (0.31)                0.02                 0.42                (0.15)
  Net increase/(decrease) in net asset
    value from operations                        0.02                 0.35                 0.78                 0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.33)               (0.33)               (0.36)               (0.38)
  Distributions from net realized gains         (0.33)                 --                   --                   --
  Total dividends and distributions               --                 (0.33)               (0.36)               (0.38)
  Net asset value, end of year                  $10.56               $10.87               $10.85               $10.43
  TOTAL RETURN++                                 0.18%                3.25%                7.51%                2.17%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $13,403              $16,228              $18,414              $5,917
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)               1.50%              1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.08%                3.02%                3.30%                3.58%
  Portfolio turnover rate                         6%                   20%                  9%                   13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.73%                1.72%                1.72%                1.74%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.21
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.38
  Net realized and unrealized gain/(loss)
    on investments                                0.37
  Net increase/(decrease) in net asset
    value from operations                         0.75
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.38)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.38)
  Net asset value, end of year                   $10.58
  TOTAL RETURN++                                  7.54%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $5,261
  Ratio of operating expenses to average
    net assets                                  1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.71%
  Portfolio turnover rate                          19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.71%

* Effective April 1, 2001, Nations North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.48% to 3.58%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS NORTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.87               $10.85               $10.44               $10.58
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.33                 0.33                 0.36                 0.34
  Net realized and unrealized gain/(loss)
    on investments                              (0.31)                0.02                 0.41                (0.10)
  Net increase/(decrease) in net asset
    value from operations                        0.02                 0.35                 0.77                 0.24
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.33)               (0.33)               (0.36)               (0.38)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.33)               (0.33)               (0.36)               (0.38)
  Net asset value, end of year                  $10.56               $10.87               $10.85               $10.44
  TOTAL RETURN++                                 0.17%                3.25%                7.40%                2.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $4,037               $1,942               $1,585                $734
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)               1.50%              1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.08%                3.02%                3.30%                3.58%
  Portfolio turnover rate                         6%                   20%                  9%                   13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.73%                1.72%                1.72%                1.74%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.21
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.39
  Net realized and unrealized gain/(loss)
    on investments                                0.36
  Net increase/(decrease) in net asset
    value from operations                         0.75
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.38)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.38)
  Net asset value, end of year                   $10.58
  TOTAL RETURN++                                  7.54%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)               $79
  Ratio of operating expenses to average
    net assets                                  1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.71%
  Portfolio turnover rate                          19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.71%

* Effective April 1, 2001, Nations North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.48% to 3.58%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.79               $10.73               $10.50               $10.64
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.41                 0.42                 0.46                 0.50
  Net realized and unrealized gain/(loss)
    on investments                              (0.29)                0.14                 0.24                (0.14)
  Net increase/(decrease) in net asset
    value from operations                        0.12                 0.56                 0.70                 0.36
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.41)               (0.42)               (0.47)               (0.50)
  Distributions from net realized gains         (0.04)               (0.08)              (0.00)##                --
  Total dividends and distributions             (0.45)               (0.50)               (0.47)               (0.50)
  Net asset value, end of year                  $10.46               $10.79               $10.73               $10.50
  TOTAL RETURN++                                 1.11%                5.41%                6.79%                3.39%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $23,303              $27,956              $29,186              $17,791
  Ratio of operating expenses to average
    net assets(a)                                0.75%                0.75%                0.75%                0.75%
  Ratio of net investment income/(loss)
    to average net assets                        3.80%                3.94%                4.39%                4.67%
  Portfolio turnover rate                         9%                   15%                  24%                  8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.96%                0.96%                0.96%                0.98%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.27
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.49
  Net realized and unrealized gain/(loss)
    on investments                                0.37
  Net increase/(decrease) in net asset
    value from operations                         0.86
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.49)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.49)
  Net asset value, end of year                   $10.64
  TOTAL RETURN++                                  8.58%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $18,420
  Ratio of operating expenses to average
    net assets(a)                                 0.75%
  Ratio of net investment income/(loss)
    to average net assets                         4.70%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.95%

* Effective April 1, 2001, Nations South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 4.53% to 4.67%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.79               $10.73               $10.50               $10.64
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.33                 0.34                 0.40                 0.42
  Net realized and unrealized gain/(loss)
    on investments                              (0.29)                0.14                 0.22                (0.14)
  Net increase/(decrease) in net asset
    value from operations                        0.04                 0.48                 0.62                 0.28
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.33)               (0.34)               (0.39)               (0.42)
  Distributions from net realized gains         (0.04)               (0.08)              (0.00)##                --
  Total dividends and distributions             (0.37)               (0.42)               (0.39)               (0.42)
  Net asset value, end of year                  $10.46               $10.79               $10.73               $10.50
  TOTAL RETURN++                                 0.35%                4.62%                6.00%                2.62%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $8,170               $10,524              $11,892              $7,797
  Ratio of operating expenses to average
    net assets(a)                                1.50%                1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                        3.06%                3.19%                3.64%                3.92%
  Portfolio turnover rate                         9%                   15%                  24%                  8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.72%                1.71%                1.71%                1.73%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.27
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.41
  Net realized and unrealized gain/(loss)
    on investments                                0.37
  Net increase/(decrease) in net asset
    value from operations                         0.78
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.41)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.41)
  Net asset value, end of year                   $10.64
  TOTAL RETURN++                                  7.78%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $7,083
  Ratio of operating expenses to average
    net assets(a)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.95%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.70%

* Effective April 1, 2001, Nations South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.78% to 3.92%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SOUTH CAROLINA
INTERMEDIATE MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.80               $10.74               $10.51               $10.64
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.33                 0.34                 0.38                 0.41
  Net realized and unrealized gain/(loss)
    on investments                              (0.29)                0.14                 0.24                (0.12)
  Net increase/(decrease) in net asset
    value from operations                        0.04                 0.48                 0.62                 0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.33)               (0.34)               (0.39)               (0.42)
  Distributions from net realized gains         (0.04)               (0.08)              (0.00)##                --
  Total dividends and distributions             (0.37)               (0.42)               (0.39)               (0.42)
  Net asset value, end of year                  $10.47               $10.80               $10.74               $10.51
  TOTAL RETURN++                                 0.36%                4.62%                5.98%                2.71%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $7,944               $9,103               $9,997               $3,713
  Ratio of operating expenses to average
    net assets(a)                                1.50%                1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                        3.06%                3.19%                3.64%                3.92%
  Portfolio turnover rate                         9%                   15%                  24%                  8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.72%                1.71%                1.71%                1.73%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.27
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.41
  Net realized and unrealized gain/(loss)
    on investments                                0.37
  Net increase/(decrease) in net asset
    value from operations                         0.78
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.41)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.41)
  Net asset value, end of year                   $10.64
  TOTAL RETURN++                                  7.78%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,175
  Ratio of operating expenses to average
    net assets(a)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.95%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.70%

* Effective April 1, 2001, Nations South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.78% to 3.92%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TEXAS INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.61               $10.50               $10.19               $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.37                 0.39                 0.45                 0.48
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.11                 0.31                (0.16)
  Net increase/(decrease) in net asset
    value from operations                        0.07                 0.50                 0.76                 0.32
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.39)               (0.45)               (0.48)
  Distributions from net realized gains         (0.06)                 --                   --                   --
  Total dividends and distributions             (0.43)               (0.39)               (0.45)               (0.48)
  Net asset value, end of year                  $10.25               $10.61               $10.50               $10.19
  TOTAL RETURN++                                 0.70%                4.83%                7.55%                3.10%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $5,708               $7,277               $8,665               $4,813
  Ratio of operating expenses to average
    net assets(a)                                0.75%                0.75%                0.75%                0.75%
  Ratio of net investment income/(loss)
    to average net assets                        3.55%                3.68%                4.29%                4.62%
  Portfolio turnover rate                         15%                  16%                  29%                  5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.96%                0.96%                0.96%                0.97%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.48
  Net realized and unrealized gain/(loss)
    on investments                                0.35
  Net increase/(decrease) in net asset
    value from operations                         0.83
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                   $10.35
  TOTAL RETURN++                                  8.52%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $4,346
  Ratio of operating expenses to average
    net assets(a)                                 0.75%
  Ratio of net investment income/(loss)
    to average net assets                         4.75%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.95%

* Effective April 1, 2001, Nations Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.59% to 4.62%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TEXAS INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.62               $10.51               $10.19               $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.29                 0.31                 0.37                 0.40
  Net realized and unrealized gain/(loss)
    on investments                              (0.31)                0.11                 0.32                (0.16)
  Net increase/(decrease) in net asset
    value from operations                       (0.02)                0.42                 0.69                 0.24
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.29)               (0.31)               (0.37)               (0.40)
  Distributions from net realized gains         (0.06)                 --                   --                   --
  Total dividends and distributions             (0.35)               (0.31)               (0.37)               (0.40)
  Net asset value, end of year                  $10.25               $10.62               $10.51               $10.19
  TOTAL RETURN++                                (0.14)%               4.05%                6.85%                2.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $3,449               $4,393               $5,166               $2,021
  Ratio of operating expenses to average
    net assets(a)                                1.50%                1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                        2.80%                2.93%                3.54%                3.87%
  Portfolio turnover rate                         15%                  16%                  29%                  5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.71%                1.71%                1.71%                1.72%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.35
  Net increase/(decrease) in net asset
    value from operations                         0.75
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $10.35
  TOTAL RETURN++                                  7.71%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,145
  Ratio of operating expenses to average
    net assets(a)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.00%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.70%

* Effective April 1, 2001, Nations Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.84% to 3.87%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TEXAS INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.62               $10.50               $10.18               $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.30                 0.31                 0.37                 0.24
  Net realized and unrealized gain/(loss)
    on investments                              (0.31)                0.12                 0.32                (0.02)
  Net increase/(decrease) in net asset
    value from operations                       (0.01)                0.43                 0.69                 0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.29)               (0.31)               (0.37)               (0.39)
  Distributions from net realized gains         (0.06)                 --                   --                   --
  Total dividends and distributions             (0.35)               (0.31)               (0.37)               (0.39)
  Net asset value, end of year                  $10.26               $10.62               $10.50               $10.18
  TOTAL RETURN++                                (0.05)%               4.17%                6.84%                2.16%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $362                 $466                  $85                  $58
  Ratio of operating expenses to average
    net assets(a)                                1.50%                1.50%                1.50%                1.50%
  Ratio of net investment income/(loss)
    to average net assets                        2.80%                2.93%                3.54%                3.87%
  Portfolio turnover rate                         15%                  16%                  29%                  5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.71%                1.71%                1.71%                1.72%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.35
  Net increase/(decrease) in net asset
    value from operations                         0.75
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $10.35
  TOTAL RETURN++                                  7.69%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)               $3
  Ratio of operating expenses to average
    net assets(a)                                 1.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.00%
  Portfolio turnover rate                          6%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.70%

* Effective April 1, 2001, Nations Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.84% to 3.87%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.21               $11.18               $10.79               $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.40                 0.43                 0.46                 0.47
  Net realized and unrealized gain/(loss)
    on investments                              (0.33)                0.03                 0.38                (0.13)
  Net increase/(decrease) in net asset
    value from operations                       (0.07)                0.46                 0.84                 0.34
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.40)               (0.43)               (0.45)               (0.47)
  Distributions from net realized gains         (0.02)              (0.00)##                --                   --
  Total dividends and distributions             (0.42)               (0.43)               (0.45)               (0.47)
  Net asset value, end of year                  $10.86               $11.21               $11.18               $10.79
  TOTAL RETURN++                                 0.69%                4.21%                7.95%                3.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $48,476              $57,288              $57,088              $45,678
  Ratio of operating expenses to average
    net assets                                 0.75%(a)             0.75%(a)             0.75%(a)             0.75%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.70%                3.85%                4.11%                4.33%
  Portfolio turnover rate                         14%                  17%                  7%                   10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.94%                0.95%                0.95%                0.97%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.48
  Net realized and unrealized gain/(loss)
    on investments                                0.41
  Net increase/(decrease) in net asset
    value from operations                         0.89
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                   $10.92
  TOTAL RETURN++                                  8.65%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $43,655
  Ratio of operating expenses to average
    net assets                                    0.75%
  Ratio of net investment income/(loss)
    to average net assets                         4.48%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.95%

* Effective April 1, 2001, Nations Virginia intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.24% to 4.33%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.22               $11.18               $10.79               $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.32                 0.35                 0.37                 0.39
  Net realized and unrealized gain/(loss)
    on investments                              (0.34)                0.04                 0.39                (0.13)
  Net increase/(decrease) in net asset
    value from operations                       (0.02)                0.39                 0.76                 0.26
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.32)               (0.35)               (0.37)               (0.39)
  Distributions from net realized gains         (0.02)              (0.00)##                --                   --
  Total dividends and distributions             (0.34)               (0.35)               (0.37)               (0.39)
  Net asset value, end of year                  $10.86               $11.22               $11.18               $10.79
  TOTAL RETURN++                                (0.15)%               3.52%                7.14%                2.40%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $13,563              $15,907              $17,337              $8,987
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)             1.50%(a)             1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        2.95%                3.10%                3.36%                3.58%
  Portfolio turnover rate                         14%                  17%                  7%                   10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.69%                1.70%                1.70%                1.72%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.41
  Net increase/(decrease) in net asset
    value from operations                         0.81
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $10.92
  TOTAL RETURN++                                  7.85%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $8,859
  Ratio of operating expenses to average
    net assets                                    1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.73%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.70%

* Effective April 1, 2001, Nations Virginia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.58%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.21               $11.18               $10.79               $10.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.32                 0.35                 0.37                 0.39
  Net realized and unrealized gain/(loss)
    on investments                              (0.33)                0.03                 0.39                (0.13)
  Net increase/(decrease) in net asset
    value from operations                       (0.01)                0.38                 0.76                 0.26
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.32)               (0.35)               (0.37)               (0.39)
  Distributions from net realized gains         (0.02)              (0.00)##                --                   --
  Total dividends and distributions             (0.34)               (0.35)               (0.37)               (0.39)
  Net asset value, end of year                  $10.86               $11.21               $11.18               $10.79
  TOTAL RETURN++                                (0.06)%               3.43%                7.14%                2.41%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,860               $2,303               $1,680                $869
  Ratio of operating expenses to average
    net assets                                 1.50%(a)             1.50%(a)             1.50%(a)             1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        2.95%                3.10%                3.36%                3.58%
  Portfolio turnover rate                         14%                  17%                  7%                   10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.69%                1.70%                1.70%                1.72%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.40
  Net realized and unrealized gain/(loss)
    on investments                                0.41
  Net increase/(decrease) in net asset
    value from operations                         0.81
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.40)
  Net asset value, end of year                   $10.92
  TOTAL RETURN++                                  7.84%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $817
  Ratio of operating expenses to average
    net assets                                    1.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.73%
  Portfolio turnover rate                          9%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.70%

* Effective April 1, 2001, Nations Virginia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.58%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.75%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75              4.25%            $10,086.19      $  399.10
       2           10.25%            $10,666.69              8.68%            $10,514.85      $   77.25
       3           15.76%            $11,200.02             13.30%            $10,961.73      $   80.54
       4           21.55%            $11,760.02             18.11%            $11,427.61      $   83.96
       5           27.63%            $12,348.02             23.13%            $11,913.28      $   87.53
       6           34.01%            $12,965.43             28.37%            $12,419.59      $   91.25
       7           40.71%            $13,613.70             33.82%            $12,947.43      $   95.13
       8           47.75%            $14,294.38             39.51%            $13,497.69      $   99.17
       9           55.13%            $15,009.10             45.44%            $14,071.34      $  103.38
      10           62.89%            $15,759.56             51.62%            $14,669.37      $  107.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,994.37
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,225.09

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             36.97%            $13,697.45      $  131.64
      10           62.89%            $16,288.95             42.48%            $14,248.08      $  136.93
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,248.08
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,650.09

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             36.29%            $13,628.97      $  200.98
      10           62.89%            $16,288.95             41.06%            $14,105.99      $  208.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,105.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,790.50

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.75%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75              4.25%            $10,086.19      $  399.10
       2           10.25%            $10,666.69              8.68%            $10,514.85      $   77.25
       3           15.76%            $11,200.02             13.30%            $10,961.73      $   80.54
       4           21.55%            $11,760.02             18.11%            $11,427.61      $   83.96
       5           27.63%            $12,348.02             23.13%            $11,913.28      $   87.53
       6           34.01%            $12,965.43             28.37%            $12,419.59      $   91.25
       7           40.71%            $13,613.70             33.82%            $12,947.43      $   95.13
       8           47.75%            $14,294.38             39.51%            $13,497.69      $   99.17
       9           55.13%            $15,009.10             45.44%            $14,071.34      $  103.38
      10           62.89%            $15,759.56             51.62%            $14,669.37      $  107.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,994.37
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,225.09

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             37.05%            $13,705.35      $  123.62
      10           62.89%            $16,288.95             42.65%            $14,264.53      $  128.66
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,264.53
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,633.79

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             36.29%            $13,628.97      $  200.98
      10           62.89%            $16,288.95             41.06%            $14,105.99      $  208.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,105.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,790.50

NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.75%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75              4.25%            $10,086.19      $  399.10
       2           10.25%            $10,666.69              8.68%            $10,514.85      $   77.25
       3           15.76%            $11,200.02             13.30%            $10,961.73      $   80.54
       4           21.55%            $11,760.02             18.11%            $11,427.61      $   83.96
       5           27.63%            $12,348.02             23.13%            $11,913.28      $   87.53
       6           34.01%            $12,965.43             28.37%            $12,419.59      $   91.25
       7           40.71%            $13,613.70             33.82%            $12,947.43      $   95.13
       8           47.75%            $14,294.38             39.51%            $13,497.69      $   99.17
       9           55.13%            $15,009.10             45.44%            $14,071.34      $  103.38
      10           62.89%            $15,759.56             51.62%            $14,669.37      $  107.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,994.37
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,225.09

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             37.01%            $13,701.40      $  127.63
      10           62.89%            $16,288.95             42.56%            $14,256.30      $  132.80
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,256.30
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,641.94

NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             36.29%            $13,628.97      $  200.98
      10           62.89%            $16,288.95             41.06%            $14,105.99      $  208.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,105.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,790.50

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.75%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75             4.25%            $10,086.19      $  399.10
       2           10.25%            $10,666.69             8.68%            $10,514.85      $   77.25
       3           15.76%            $11,200.02            13.30%            $10,961.73      $   80.54
       4           21.55%            $11,760.02            18.11%            $11,427.61      $   83.96
       5           27.63%            $12,348.02            23.13%            $11,913.28      $   87.53
       6           34.01%            $12,965.43            28.37%            $12,419.59      $   91.25
       7           40.71%            $13,613.70            33.82%            $12,947.43      $   95.13
       8           47.75%            $14,294.38            39.51%            $13,497.69      $   99.17
       9           55.13%            $15,009.10            45.44%            $14,071.34      $  103.38
      10           62.89%            $15,759.56            51.62%            $14,669.37      $  107.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,994.37
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,225.09

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00             7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25            10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06            14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82            18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96            22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00            27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55            31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28            37.04%            $13,704.03      $  124.96
      10           62.89%            $16,288.95            42.62%            $14,261.79      $  130.04
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,261.79
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,636.51

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00             7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25            10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06            14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82            18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96            22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00            27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55            31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28            36.29%            $13,628.97      $  200.98
      10           62.89%            $16,288.95            41.06%            $14,105.99      $  208.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,105.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,790.50

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.75%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75              4.25%            $10,086.19      $  399.10
       2           10.25%            $10,666.69              8.68%            $10,514.85      $   77.25
       3           15.76%            $11,200.02             13.30%            $10,961.73      $   80.54
       4           21.55%            $11,760.02             18.11%            $11,427.61      $   83.96
       5           27.63%            $12,348.02             23.13%            $11,913.28      $   87.53
       6           34.01%            $12,965.43             28.37%            $12,419.59      $   91.25
       7           40.71%            $13,613.70             33.82%            $12,947.43      $   95.13
       8           47.75%            $14,294.38             39.51%            $13,497.69      $   99.17
       9           55.13%            $15,009.10             45.44%            $14,071.34      $  103.38
      10           62.89%            $15,759.56             51.62%            $14,669.37      $  107.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,994.37
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,225.09

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             37.04%            $13,704.03      $  124.96
      10           62.89%            $16,288.95             42.62%            $14,261.79      $  130.04
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,261.79
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,636.51

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             36.29%            $13,628.97      $  200.98
      10           62.89%            $16,288.95             41.06%            $14,105.99      $  208.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,105.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,790.50

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES*

       ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.75%                             $10,000.00                              5%
                  CUMULATIVE      HYPOTHETICAL YEAR-       CUMULATIVE      HYPOTHETICAL YEAR-   ANNUAL
              RETURN BEFORE FEES  END BALANCE BEFORE   RETURN AFTER FEES   END BALANCE AFTER   FEES AND
     YEAR        AND EXPENSES      FEES AND EXPENSES      AND EXPENSES     FEES AND EXPENSES   EXPENSES
       1             5.00%            $10,158.75              4.25%            $10,086.19      $  399.10
       2            10.25%            $10,666.69              8.68%            $10,514.85      $   77.25
       3            15.76%            $11,200.02             13.30%            $10,961.73      $   80.54
       4            21.55%            $11,760.02             18.11%            $11,427.61      $   83.96
       5            27.63%            $12,348.02             23.13%            $11,913.28      $   87.53
       6            34.01%            $12,965.43             28.37%            $12,419.59      $   91.25
       7            40.71%            $13,613.70             33.82%            $12,947.43      $   95.13
       8            47.75%            $14,294.38             39.51%            $13,497.69      $   99.17
       9            55.13%            $15,009.10             45.44%            $14,071.34      $  103.38
      10            62.89%            $15,759.56             51.62%            $14,669.37      $  107.78
     TOTAL GAIN BEFORE FEES &
              EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
              EXPENSES                                                         $ 4,994.37
   TOTAL ANNUAL FEES & EXPENSES
                PAID                                                                           $1,225.09

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             37.05%            $13,705.35      $  123.62
      10           62.89%            $16,288.95             42.65%            $14,264.53      $  128.66
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,264.53
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,633.79

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             36.29%            $13,628.97      $  200.98
      10           62.89%            $16,288.95             41.06%            $14,105.99      $  208.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,105.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,790.50

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.75%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75             4.25%            $10,086.19      $  399.10
       2           10.25%            $10,666.69             8.68%            $10,514.85      $   77.25
       3           15.76%            $11,200.02            13.30%            $10,961.73      $   80.54
       4           21.55%            $11,760.02            18.11%            $11,427.61      $   83.96
       5           27.63%            $12,348.02            23.13%            $11,913.28      $   87.53
       6           34.01%            $12,965.43            28.37%            $12,419.59      $   91.25
       7           40.71%            $13,613.70            33.82%            $12,947.43      $   95.13
       8           47.75%            $14,294.38            39.51%            $13,497.69      $   99.17
       9           55.13%            $15,009.10            45.44%            $14,071.34      $  103.38
      10           62.89%            $15,759.56            51.62%            $14,669.37      $  107.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,994.37
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,225.09

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00             7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25            10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06            14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82            18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96            22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00            27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55            31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28            37.07%            $13,706.67      $  122.28
      10           62.89%            $16,288.95            42.67%            $14,267.27      $  127.28
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,267.27
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,631.08

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES         FEES & EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00             7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25            10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06            14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82            18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96            22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00            27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55            31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28            36.29%            $13,628.97      $  200.98
      10           62.89%            $16,288.95            41.06%            $14,105.99      $  208.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,105.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,790.50

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.75%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75             4.25%            $10,086.19      $  399.10
       2           10.25%            $10,666.69             8.68%            $10,514.85      $   77.25
       3           15.76%            $11,200.02            13.30%            $10,961.73      $   80.54
       4           21.55%            $11,760.02            18.11%            $11,427.61      $   83.96
       5           27.63%            $12,348.02            23.13%            $11,913.28      $   87.53
       6           34.01%            $12,965.43            28.37%            $12,419.59      $   91.25
       7           40.71%            $13,613.70            33.82%            $12,947.43      $   95.13
       8           47.75%            $14,294.38            39.51%            $13,497.69      $   99.17
       9           55.13%            $15,009.10            45.44%            $14,071.34      $  103.38
      10           62.89%            $15,759.56            51.62%            $14,669.37      $  107.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,994.37
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,225.09

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00             7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25            10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06            14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82            18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96            22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00            27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55            31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28            37.09%            $13,709.30      $  119.60
      10           62.89%            $16,288.95            42.73%            $14,272.75      $  124.52
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,272.75
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,625.64

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00             7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25            10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06            14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82            18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96            22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00            27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55            31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28            36.29%            $13,628.97      $  200.98
      10           62.89%            $16,288.95            41.06%            $14,105.99      $  208.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,105.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,790.50

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations



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

domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.



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

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends



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

are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.



129
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

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

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Funds State Municipal Bond Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.345.6611

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
SMBPROIX-0805


                                                            (NATIONS FUNDS LOGO)

       International/Global Stock Funds
       -------------------------------------------------------------------------
       Prospectus -- Class A, B and C Shares
       August 1, 2005

(NATIONS FUNDS LOGO)

GLOBAL STOCK FUND
Nations Global Value Fund

INTERNATIONAL STOCK FUNDS
Nations International Value Fund
Nations International Equity Fund
Nations Marsico International Opportunities Fund


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 85.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds International/Global Stock Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions. SUBJECT TO CERTAIN LIMITED EXCEPTIONS, NATIONS GLOBAL VALUE FUND AND NATIONS INTERNATIONAL VALUE FUND ARE NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS. PLEASE SEE EACH FUND'S DESCRIPTION FOR MORE INFORMATION.

ABOUT THE FUNDS

The International Stock Funds invest primarily in equity securities of companies outside the U.S.

The Global Stock Fund invests primarily in equity securities of U.S. and non-U.S. companies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest. There's always the risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The International/Global Stock Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. THE ADVISER AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE SUB-ADVISERS STARTING ON PAGE 32.

--------------------------------------------------------------------------------


NATIONS GLOBAL VALUE FUND                                        4
Sub-adviser: Brandes Investment Partners, L.P.
------------------------------------------------------------------
NATIONS INTERNATIONAL VALUE FUND                                10
Sub-adviser: Brandes Investment Partners, L.P.
------------------------------------------------------------------
NATIONS INTERNATIONAL EQUITY FUND                               16
Sub-advisers: Marsico Capital Management, LLC and Causeway
Capital Management LLC
------------------------------------------------------------------
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND                22
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     29
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       32

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        36
     About Class A shares                                       37
        Front-end sales charge                                  37
        Contingent deferred sales charge                        38
     About Class B shares                                       39
        Contingent deferred sales charge                        39
     About Class C shares                                       40
        Contingent deferred sales charge                        40
     Redemption fees                                            41
     When you might not have to pay a sales charge              41
        or redemption fee
  Buying, selling and exchanging shares                         48
     How orders are processed                                   53
  How selling and servicing agents are paid                     59
  Distributions and taxes                                       61
  Legal matters                                                 64
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            65
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            78
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   85
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS GLOBAL VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

BRANDES INVESTMENT PARTNERS, L.P. (BRANDES) IS THIS FUND'S SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT BRANDES ON PAGE 33.

WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR
INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies that have a market capitalization of more than $1 billion at the time of investment and that are believed to be undervalued. The
                   Fund typically invests in at least three countries, including the United States, at any one time.

The Fund primarily invests in equity securities and may, with respect to its foreign investments, invest in the foregoing and/or depositary receipts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

LIMITS ON INVESTMENTS

TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

  - THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

  - IT MAY NOT INVEST MORE THAN THE GREATER OF:

     - 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR
     - 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI WORLD INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).

  - IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.

--------------------------------------------------------------------------------


[LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC]         SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, NATIONS GLOBAL VALUE FUND
                   IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS.
                   SHARES OF NATIONS GLOBAL VALUE FUND CURRENTLY MAY ONLY BE PURCHASED THROUGH
                   REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS, BY CERTAIN QUALIFIED RETIREMENT
                   PLANS ON BEHALF OF PLAN PARTICIPANTS AND BY INVESTORS WHO PURCHASE SHARES
                   THROUGH ACCOUNTS ESTABLISHED WITH CERTAIN INVESTMENT ADVISERS OR FINANCIAL
                   PLANNERS, INCLUDING CERTAIN WRAP FEE ACCOUNTS.


      Nations Global Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund invests in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2002     2003     2004
                ----     ----     ----
               -20.42%  47.67%   16.73%



               *Year-to-date return as of June 30, 2005: -2.76%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           29.11%
         WORST: 3RD QUARTER 2002:         -24.15%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the MSCI World Index, an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                       9.99%    7.80%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS       7.96%    6.89%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                     7.52%    6.25%



         CLASS B SHARES RETURNS BEFORE TAXES                      10.80%    8.08%



         CLASS C SHARES RETURNS BEFORE TAXES                      14.79%    8.72%



         MSCI WORLD INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                     14.72%    3.70%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS APRIL 16, 2001. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSES INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       5.00%(2)     1.00%(3)



         Redemption fee (as a percentage of total
         redemption proceeds)(4)                      2.00%        2.00%        2.00%






         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)



         Management fees(6)                           1.07%        1.07%        1.07%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.17%        0.17%        0.17%
                                                       -------      -------      -------



         Total annual Fund operating expenses(7)      1.49%        2.24%        2.24%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)The Fund pays an investment advisory fee of 0.90% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.90% for assets up to $500 million; 0.85% for assets in excess of $500 million and up to $1 billion; 0.80% for assets in excess of $1 billion and up to $1.5 billion; 0.75% for assets in excess of $1.5 billion and up to $3 billion; 0.73% for assets in excess of $3 billion and up to $6 billion; and 0.71% in excess of $6 billion.

      (7)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.65%, 2.40% and 2.40%, respectively, for Class A, Class B and Class C shares until July 31, 2006. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $718    $1,019    $1,341     $2,252



         CLASS B SHARES                          $727    $1,000    $1,400     $2,386



         CLASS C SHARES                          $327      $700    $1,200     $2,575

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $227     $700     $1,200     $2,386



         CLASS C SHARES                          $227     $700     $1,200     $2,575

NATIONS INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND BRANDES IS ITS SUB-ADVISER. BRANDES' LARGE CAP INVESTMENT COMMITTEE MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT BRANDES ON PAGE 33.

WHAT IS THE GRAHAM AND DODD APPROACH TO INVESTING?

BENJAMIN GRAHAM IS WIDELY REGARDED AS THE FOUNDER OF THIS CLASSIC VALUE APPROACH TO INVESTING AND A PIONEER IN MODERN SECURITY ANALYSIS. IN HIS 1934 BOOK, SECURITY ANALYSIS, CO-WRITTEN BY DAVID DODD, GRAHAM INTRODUCED THE IDEA THAT STOCKS SHOULD BE CHOSEN BY IDENTIFYING THE "TRUE" LONG-TERM -- OR
INTRINSIC -- VALUE OF A COMPANY BASED ON MEASURABLE DATA. BENJAMIN GRAHAM AND DAVID DODD HAVE NEVER HAD ANY AFFILIATION WITH THE FUND.

THE MANAGEMENT TEAM FOLLOWS THIS APPROACH, LOOKING AT EACH STOCK AS THOUGH IT'S A BUSINESS THAT'S FOR SALE. BY BUYING STOCKS AT WHAT IT BELIEVES ARE FAVORABLE PRICES, THE TEAM LOOKS FOR THE POTENTIAL FOR APPRECIATION OVER THE BUSINESS CYCLE, AND FOR A MARGIN OF SAFETY AGAINST PRICE DECLINES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations International Value Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Master Portfolio typically invests in at least three countries other than the United States at any one time.

The Master Portfolio primarily invests in equity securities either directly or indirectly through closed-end investment companies and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Master Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------

LIMITS ON INVESTMENTS

TO HELP MANAGE RISK, THE FUND HAS CERTAIN LIMITS ON ITS INVESTMENTS. THESE LIMITS APPLY AT THE TIME AN INVESTMENT IS MADE:

  - THE FUND WILL NORMALLY INVEST NO MORE THAN 5% OF ITS ASSETS IN A SINGLE SECURITY.

  - IT MAY NOT INVEST MORE THAN THE GREATER OF:

     - 20% OF ITS ASSETS IN A SINGLE COUNTRY OR INDUSTRY, OR

     - 150% OF THE WEIGHTING OF A SINGLE COUNTRY OR INDUSTRY IN THE MSCI EAFE INDEX (LIMITED TO LESS THAN 25% OF ITS ASSETS IN A SINGLE INDUSTRY, OTHER THAN U.S. GOVERNMENT SECURITIES).

  - IT GENERALLY MAY NOT INVEST MORE THAN 20% OF ITS ASSETS IN EMERGING MARKETS OR DEVELOPING COUNTRIES.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, NATIONS INTERNATIONAL
                   VALUE FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE
                   INVESTORS. SHARES OF NATIONS INTERNATIONAL VALUE FUND CURRENTLY MAY ONLY BE
                   PURCHASED THROUGH REINVESTMENT OF DISTRIBUTIONS, BY CERTAIN QUALIFIED RETIREMENT
                   PLANS ON BEHALF OF PLAN PARTICIPANTS, BY INVESTORS WHO PURCHASE SHARES THROUGH
                   ACCOUNTS ESTABLISHED WITH CERTAIN INVESTMENT ADVISERS OR FINANCIAL PLANNERS,
                   INCLUDING CERTAIN WRAP FEE ACCOUNTS, AND BY INVESTORS WHO PURCHASE SHARES
                   THROUGH AN ACCOUNT ESTABLISHED WITH A SELLING AGENT THAT HAS AVAILABLE
                   PURCHASING CAPACITY BASED ON POLICIES ESTABLISHED BY THE FUND.

      Nations International Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               15.32%   20.41%   11.82%   52.43%    2.94%   -11.99%  -17.80%  50.45%   24.17%



               *Year-to-date return as of June 30, 2005: -3.65%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           26.68%
         WORST: 3RD QUARTER 2002:         -21.66%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                        1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES            17.04%    5.57%    13.32%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                15.98%    4.53%    11.99%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        11.83%    4.22%    11.08%



         CLASS B SHARES RETURNS BEFORE TAXES            18.25%    5.70%    10.74%



         CLASS C SHARES RETURNS BEFORE TAXES            22.26%    6.02%    12.44%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                     20.25%   -1.13%     5.01%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE DECEMBER 27, 1995, MAY 22, 1998 AND JUNE 15, 1998, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM DECEMBER 31, 1995.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSES INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 N/A(1)     5.00%(2)  1.00%(3)



         Redemption fee (as a percentage of total
         redemption proceeds)(4)                          2.00%     2.00%     2.00%



         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)(6)



         Management fees(7)                               0.95%     0.95%     0.95%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses                                   0.11%     0.11%     0.11%
                                                           -----     -----     -----



         Total annual Fund operating expenses             1.31%     2.06%     2.06%
                                                           =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (7)The Fund pays an investment advisory fee of 0.73% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.85% for assets up to $500 million; 0.80% for assets in excess of $500 million and up to $1 billion; 0.75% for assets in excess of $1 billion and up to $1.5 billion; 0.70% for assets in excess of $1.5 billion and up to $3 billion; 0.68% for assets in excess of $3 billion and up to $6 billion; and 0.66% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $696     $952     $1,227     $2,010



         CLASS B SHARES                          $704     $930     $1,283     $2,144



         CLASS C SHARES                          $304     $630     $1,083     $2,338

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $204     $630     $1,083     $2,144



         CLASS C SHARES                          $204     $630     $1,083     $2,338

NATIONS INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISERS

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE MASTER PORTFOLIO IS A "MULTI-MANAGER" FUND, WHICH MEANS THAT IT'S MANAGED BY MORE THAN ONE SUB-ADVISER. MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) AND CAUSEWAY CAPITAL MANAGEMENT LLC (CAUSEWAY) EACH MANAGES APPROXIMATELY ONE-HALF OF THE ASSETS OF THE MASTER PORTFOLIO. JAMES G. GENDELMAN OF MARSICO CAPITAL AND CAUSEWAY'S PORTFOLIO MANAGEMENT TEAM MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THEIR PORTIONS OF THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL, MR. GENDELMAN AND CAUSEWAY ON PAGE
 34.

WHY INVEST IN AN INTERNATIONAL STOCK FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations International Equity Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio is a "multi-manager" fund. It has two different investment managers. Each is responsible for managing approximately one-half of the Master Portfolio's assets. The managers each have different, but complementary, investment styles:

  - Marsico Capital combines "top-down" allocation among sectors and regions around the world with a "bottom-up" analysis that focuses on investing in securities with earnings growth potential that may not be realized by other investors.

  - Causeway uses a "bottom-up" analysis and a disciplined value approach. Causeway seeks to invest in companies that it believes are currently undervalued by the market. Causeway makes investment decisions based on the following factors: low price-to-earnings ratios relative to the sector; high yields or share repurchases, low price-to-book value ratios and low price-to-cash flow ratios relative to the market; and financial strength.

The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

A manager may sell a security when its price reaches a target set by the manager, if the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations International Equity Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

EFFECTIVE JANUARY 15, 2002, MARSICO CAPITAL REPLACED GARTMORE GLOBAL PARTNERS (GARTMORE) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. MARSICO CAPITAL HAS A DIFFERENT INVESTMENT STYLE THAN GARTMORE.

EFFECTIVE MAY 11, 2004, CAUSEWAY REPLACED PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) AND INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC. (INVESCO) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. CAUSEWAY HAS A DIFFERENT INVESTMENT STYLE THAN PUTNAM AND INVESCO.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                8.21%    8.14%    1.04%   16.40%   39.13%   -15.33%  -20.84%  -13.99%  34.08%   17.62%



               *Year-to-date return as of June 30, 2005: -2.01%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           28.40%
         WORST: 3RD QUARTER 2002:         -19.15%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    10.84%   -3.04%     5.08%      5.41%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        10.82%   -3.59%     3.86%      4.34%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                7.05%   -2.82%     3.79%      4.17%



         CLASS B SHARES RETURNS BEFORE TAXES    11.67%   -3.15%     4.79%      5.38%



         CLASS C SHARES RETURNS BEFORE TAXES    15.64%   -2.53%     4.99%      5.40%



         MSCI EAFE INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                               20.25%   -1.13%     5.62%      6.82%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE JUNE 3, 1992, JUNE 7, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM MAY 31, 1992.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSES INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       5.00%(2)     1.00%(3)



         Redemption fee (as a percentage of total
         redemption proceeds)(4)                      2.00%        2.00%        2.00%



         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)(6)



         Management fees(7)                           0.83%        0.83%        0.83%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.14%        0.14%        0.14%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.22%        1.97%        1.97%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (7)The Fund pays an investment advisory fee of 0.66% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $ 1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $692     $940     $1,207     $1,967



         CLASS B SHARES                          $700     $918     $1,262     $2,102



         CLASS C SHARES                          $300     $618     $1,062     $2,296

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $200     $618     $1,062     $2,102



         CLASS C SHARES                          $200     $618     $1,062     $2,296

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES
FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GENDELMAN ON PAGE 34.

WHAT IS AN INTERNATIONAL FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico International
                   Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has
                   the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico International Opportunities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - FUTURES RISK -- The Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Master Portfolio's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -14.74%  -7.77%   40.24%   16.76%



               *Year-to-date return as of June 30, 2005: -3.54%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           20.20%
         WORST: 3RD QUARTER 2001:         -18.23%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                      10.09%    2.92%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS       9.46%    2.74%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                     6.61%    2.40%



         CLASS B SHARES RETURNS BEFORE TAXES                      10.88%    3.13%



         CLASS C SHARES RETURNS BEFORE TAXES                      14.88%    3.53%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                     20.25%    0.62%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS AUGUST 1, 2000. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSES INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                              Class A   Class B   Class C
         (Fees paid directly from your investment)     Shares    Shares     Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price            5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                            N/A(1)    5.00%(2)  1.00%(3)



         Redemption fee (as a percentage of total
         redemption proceeds)(4)                        2.00%     2.00%      2.00%



         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)(6)



         Management fees(7)                             1.02%     1.02%      1.02%



         Distribution (12b-1) and shareholder
         servicing fees                                 0.25%     1.00%      1.00%



         Other expenses                                 0.10%     0.10%      0.10%
                                                         -----     -----      -----



         Total annual Fund operating expenses(8)        1.37%     2.12%      2.12%
                                                         =====     =====      =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (7)The Fund pays an investment advisory fee of 0.80% and an administration fee of 0.22%.

      (8)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.75%, 2.50% and 2.50%, respectively, for Class A, Class B and Class C shares until July 31, 2006. There is no guarantee that these limitations will continue after July 31, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $706     $984     $1,282     $2,127



         CLASS B SHARES                          $715     $964     $1,339     $2,261



         CLASS C SHARES                          $315     $664     $1,139     $2,452

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $215     $664     $1,139     $2,261



         CLASS C SHARES                          $215     $664     $1,139     $2,452

Other important information
[LINE GRAPH GRAPHIC]

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - EMERGING MARKETS RISK -- Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluation, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each other Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL
MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the International/Global Stock Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser uses part of this money to pay investment sub-advisers for the services they provide to the Funds.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                                         ACTUAL FEE
                                                            MAXIMUM       PAID LAST
                                                          ADVISORY FEE   FISCAL YEAR
  NATIONS GLOBAL VALUE FUND                                  0.90%          0.90%



  NATIONS INTERNATIONAL VALUE FUND(1)                        0.85%          0.84%



  NATIONS INTERNATIONAL EQUITY FUND(1)                       0.70%(2)       0.76%



  NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND(1)        0.80%          0.80%

(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN NATIONS INTERNATIONAL VALUE MASTER PORTFOLIO, NATIONS INTERNATIONAL EQUITY MASTER PORTFOLIO AND NATIONS MARSICO INTERNATIONAL OPPORTUNITIES MASTER PORTFOLIO, RESPECTIVELY. THE ADVISER IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

(2)THE FEE IS THE CURRENT MAXIMUM CONTRACT LEVEL, WHICH HAS BEEN REDUCED FROM THE CONTRACT LEVEL THAT WAS IN EFFECT DURING A PORTION OF THE LAST FISCAL YEAR.

INVESTMENT SUB-ADVISERS

Nations Funds and the Adviser engage one or more investment sub-advisers for the Funds to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Nations Funds and the Adviser have engaged the following investment sub-advisers to provide day-to-day portfolio management for certain Funds. These sub-advisers function under the supervision of the Adviser and the Board of Nations Funds.

Information about the sub-advisers and the portfolio managers and/or team members of the sub-advisers that are responsible for the day-to-day investment decisions for the Funds is provided below. The SAI provides additional information about the compensation of these portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Funds.

--------------------------------------------------------------------------------

BRANDES INVESTMENT
PARTNERS, L.P.

11988 EL CAMINO REAL
SUITE 500
SAN DIEGO, CALIFORNIA 92130

--------------------------------------------------------------------------------


BRANDES INVESTMENT PARTNERS, L.P.

Founded in 1974, Brandes is an investment advisory firm with 74 investment professionals. As of June 30, 2004, Brandes managed more than $85 billion in assets. Brandes uses a value-oriented approach to managing global investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations Global Value Fund and Nations International Value Master Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Funds and the Master Portfolio. Information about certain team members follows.

                               LENGTH OF SERVICE       BUSINESS EXPERIENCE DURING THE PAST
      NAME AND TITLE             WITH THE FUND      FIVE YEARS (ALL POSITIONS ARE AT BRANDES)
  -----------------------    ---------------------  ------------------------------------------
  GLENN CARLSON              SINCE THE PORTFOLIO'S  CEO, 2004-PRESENT
  CHIEF EXECUTIVE OFFICER    INCEPTION
                                                    CO-CEO, 2002-2004
                                                    MANAGING PARTNER, 1996-2002



  BRENT WOODS                SINCE THE PORTFOLIO'S  MANAGING DIRECTOR - INVESTMENTS, 2002-
  MANAGING DIRECTOR -        INCEPTION              PRESENT
  INVESTMENTS
                                                    MANAGING PARTNER, 1998-2002



  WILLIAM PICKERING          SINCE THE PORTFOLIO'S  DIRECTOR - INVESTMENTS, 1998-PRESENT
  DIRECTOR - INVESTMENTS     INCEPTION



  AMELIA MORRIS              SINCE THE PORTFOLIO'S  SENIOR ANALYST, 1998-PRESENT
  SENIOR ANALYST             INCEPTION



  KEITH COLESTOCK            SINCE THE PORTFOLIO'S  SENIOR RESEARCH ANALYST, 2001-PRESENT
  SENIOR RESEARCH ANALYST    INCEPTION
                                                    PORTFOLIO MANAGER, 1996-2001

--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America in January 2001. Marsico Capital provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

Marsico Capital is the investment sub-adviser to:

  - Nations Marsico International Opportunities Master Portfolio

Marsico Capital is a co-investment sub-adviser to:

  - Nations International Equity Master Portfolio

JAMES G. GENDELMAN, is the portfolio manager of Nations Marsico International Opportunities Master Portfolio and Marsico Capital's portion of Nations International Equity Master Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

CAUSEWAY CAPITAL
MANAGEMENT LLC

11111 SANTA MONICA BOULEVARD
SUITE 1550
LOS ANGELES, CALIFORNIA 90025

--------------------------------------------------------------------------------


CAUSEWAY CAPITAL MANAGEMENT LLC

Founded in June 2001, Causeway is a registered investment adviser and is majority-owned by its employees. As of June 30, 2004, Causeway had $8 billion in assets under management.

Causeway is one of the two investment sub-advisers to Nations International Equity Master Portfolio. Causeway's portfolio management team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio. James Doyle, Jonathan Eng, Harry Hartford and Sarah Ketterer are the members of the team. Information about certain team members follows.


JAMES DOYLE, James Doyle is a Director of Causeway Capital Management and serves as a portfolio manager responsible for the co-management of the portion of Nations International Equity Fund, managed by Causeway Capital Management. He is responsible for investment research in global technology and autos/parts. Mr. Doyle has been with Causeway Management since 2001. Prior to joining the firm, Mr. Doyle worked for the Hotchkis and Wiley division of Merrill Lynch Investment Managers (MLIM) from 1997 to 2001. While employed at MLIM, he was a Vice President and head of investment research for the HW International and Global Value team. Mr. Doyle has been in the investment community since 1993. Mr. Doyle has a BA in Economics from Northwestern University and an MBA in Finance from the Wharton School, University of Pennsylvania.

JONATHAN P. ENG, Jonathan Eng has been a portfolio manager for Causeway since 2002, and serves as a portfolio manager responsible for the co-management of the portion of Nations International Equity Fund, managed by Causeway Capital Management. From 2001 to 2002, Mr. Eng served as a senior research analyst at Causeway. He is responsible for investment research in global media and industrials at Causeway Capital Management.

Prior to joining the firm, from 1997 to 2001, Mr. Eng was an equity research associate for the Hotchkis and Wiley division of MLIM, spending the last nine months in the London office of MLIM. Mr. Eng has been in the investment community since 1992. Mr. Eng earned his bachelor's degree in History and

Economics from Brandeis University and his MBA from the Anderson Graduate School of Management at UCLA.

HARRY W. HARTFORD, Harry Hartford is the President of Causeway Capital Management and serves as a portfolio manager responsible for the co-management of the portion of Nations International Equity Fund, managed by Causeway Capital Management. Mr. Hartford has served as portfolio manager and President since 2001. He is responsible for investment research in global basic materials and banks. From 1996 to 2001, Mr. Hartford was a Managing Director for the Hotchkis and Wiley division of MLIM, and co-head of the International and Global Value Team. Mr. Hartford has been in the investment community since 1984. Mr. Hartford earned his bachelor's degree in Economics, with honors, from the University of Dublin Trinity College, and his MS in Economics from Oklahoma State University, and is a Phi Kappa Phi member.

SARAH H. KETTERER, Sarah Ketterer has been portfolio manager with Causeway Capital Management since 2001, and serves as the Chief Executive Officer for the firm. Ms. Ketterer also serves as a portfolio manager responsible for the co-management of the portion of Nations International Equity Fund, managed by Causeway Capital Management. She is responsible for investment research in global insurance and health care. From 1996 to 2001, Ms. Ketterer worked for the Hotchkis and Wiley division of MLIM. At MLIM, she was a Managing Director and co-head of the firm's HW International and Global Value Equity team. Ms. Ketterer and the HW international team were responsible for approximately $3.4 billion in international and global assets under management including the $1.1 billion Mercury HW International Value Fund. Ms. Ketterer has been in the investment community since 1986. Ms. Ketterer earned her bachelor's degree in Economics and Political Science from Stanford University and her MBA from the Amos Tuck School, Dartmouth College.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, Inc. a fee of 0.17% for its services, plus certain out-of-pocket expenses except for Nations International Value Fund and Nations Marsico International Opportunities Fund which pays 0.22% for Columbia Management Advisors, Inc.'s services, plus certain out of pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

[ABC GRAPHIC]

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below compares the charges and fees and other features of the share classes.

                                 CLASS A              CLASS B             CLASS C
                                 SHARES               SHARES              SHARES
  MAXIMUM AMOUNT YOU CAN
  BUY                           NO LIMIT              $50,000           $1 MILLION



  MAXIMUM FRONT-END SALES
  CHARGE                          5.75%                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE                         NONE(1)             5.00%(2)            1.00%(3)



  REDEMPTION FEE(4)               2.00%                2.00%               2.00%



  MAXIMUM ANNUAL                                       0.75%               0.75%
  DISTRIBUTION AND                0.25%            DISTRIBUTION        DISTRIBUTION
  SHAREHOLDER SERVICING       DISTRIBUTION        (12B-1) FEE AND     (12B-1) FEE AND
  FEES                     (12B-1)/SERVICE FEE   0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE              NONE                  YES                NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(4)The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



[A SHARES GRAPHIC] ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- FRONT END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                                           AMOUNT RETAINED
                                   SALES CHARGE       SALES CHARGE AS     BY SELLING AGENTS
                                   AS A % OF THE       A % OF THE NET       AS A % OF THE
         AMOUNT YOU BOUGHT       OFFERING PRICE(1)   AMOUNT INVESTED(1)    OFFERING PRICE
         $0 - $49,999                  5.75%               6.10%                5.00%



         $50,000 - $99,999             4.50%               4.71%                3.75%



         $100,000 - $249,999           3.50%               3.63%                2.75%



         $250,000 - $499,999           2.50%               2.56%                2.00%



         $500,000 - $999,999           2.00%               2.04%                1.75%



         $1,000,000 OR MORE            0.00%               0.00%                1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      Your selling agent receives a cumulative commission from the Distributor when you purchase $1 million or more of Class A shares, as follows:

         $0 - $2,999,999                                                 1.00%



         $3 MILLION - $49,999,999                                        0.50%



         $50 MILLION OR MORE                                             0.25%

      The commission to selling agents for Class A share purchases of $50 million or more is paid beginning in the 13th month but only to the extent the shares remain outstanding. For certain group retirement plans, selling agents will receive a 1% finder's fee from $0-$3 million.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



[B SHARES GRAPHIC] ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Nations Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES.

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                       YOU'LL PAY A CDSC OF:
         --------------------------------------------------------------------------------------
                                           SHARES YOU
                                             BOUGHT            SHARES YOU BOUGHT BETWEEN
                                             AFTER              8/1/1998 AND 11/15/1998
                                           11/15/1998          IN THE FOLLOWING AMOUNTS:
                                           ----------   ---------------------------------------
                                                                        $250,000 -   $500,000 -
                                                        $0 - $249,999    $499,999     $999,999
         THE FIRST YEAR YOU OWN THEM          5.0%          5.0%           3.0%         2.0%



         THE SECOND YEAR YOU OWN THEM         4.0%          4.0%           2.0%         1.0%



         THE THIRD YEAR YOU OWN THEM          3.0%          3.0%           1.0%         NONE



         THE FOURTH YEAR YOU OWN THEM         3.0%          3.0%           NONE         NONE



         THE FIFTH YEAR YOU OWN THEM          2.0%          2.0%           NONE         NONE



         THE SIXTH YEAR YOU OWN THEM          1.0%          1.0%           NONE         NONE



         AFTER SIX YEARS OF OWNING THEM       NONE          NONE           NONE         NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Class A shares according to the following schedule:

                                                    WILL CONVERT TO CLASS A SHARES
         CLASS B SHARES YOU BOUGHT                    AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                              EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998



           $0 - $249,999                                      NINE YEARS



           $250,000 - $499,999                                 SIX YEARS



           $500,000 - $999,999                                FIVE YEARS



         BEFORE AUGUST 1, 1997                                NINE YEARS

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Nations Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


[C SHARES GRAPHIC] ABOUT CLASS C SHARES

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases over $1 million may be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES.

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      REDEMPTION FEES
      (Class A, Class B and Class C shares)




      The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. The redemption fee is paid to the Fund from which you are redeeming shares (including redemptions by exchange).

      The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

      The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification. We'll redeem any shares that are eligible for a waiver first. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- REDEMPTION FEES. For a discussion of the effects of market timing please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES AND REDEMPTION FEES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE



      You may be eligible for a waived or reduced front-end sales charge, (often referred to as "breakpoint discounts"), or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and at www.nationsfunds.com and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

      The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Nations Funds.

      The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Nations Fund family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES
      (Class A shares)



      There are two ways you can lower the front-end sales charge you pay on Class A shares:

        - RIGHTS OF ACCUMULATION
             The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Class B and Class C shares of Nations Money Market Funds, don't qualify for rights of accumulation.

        - STATEMENT OF INTENT
             You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months.

            As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

        - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
             The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - Individual accounts

           - Joint accounts

           - Certain IRA accounts

           - Certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Nations Fund shares. The value of your investment in a Nations Money Market

            Fund held in an eligible account may be aggregated with your investments in other funds in the Nations Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Nations Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.nationsfunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Nations Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

        - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Class A shares of Nations Funds (except Money Market Funds), or

          - sign a letter of intent to buy at least $500,000 of Class A shares of Nations Funds (except Money Market Funds), or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES
      (Class A, Class B and Class C shares)

      You won't pay a CDSC on the following transactions:




      DEATH: CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.
      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Nations Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

      REDEMPTION FEES
      (Class A, Class B and Class C shares)

      You won't pay an otherwise applicable redemption fee on the following categories of transactions:

        - shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

        - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Nations Funds does not have access to information about the individual participant account activity, except where Nations Funds has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts

        - shares sold by certain investment funds (e.g. Nations LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for market timing. The Adviser or its affiliates may manage certain of the approved investment funds

        - shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for market timing

        - shares sold by accounts where Nations Funds has received information reasonably satisfactory to the Adviser indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders

        - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser

        - shares that were purchased by reinvested dividends

        - shares that are redeemed or exchanged through Nations Funds' Automatic Withdrawal Plan or Automatic Exchange Feature or similar affiliated or unaffiliated automated plans

        - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

      Nations Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

      Certain financial institutions or intermediaries may not assess redemption fees on certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). Conversely, certain financial institutions or intermediaries may assess redemption fees on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial institution or intermediary. Nations Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Nations Funds' ability to assess redemption fees or apply waivers is generally limited by the policies of these financial institutions and intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial institutions and intermediaries that maintain accounts. You should check with your financial institution or intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time periods.

      Nations Funds reserves the right to impose the redemption fee in the future if it determines that a financial institution or intermediary that previously did not or was not able to assess the redemption fee on underlying shareholders has developed the policy or capability to assess the fee on some or all of its underlying shareholders, however, Nations Funds may determine not to impose the redemption fee under certain circumstances. From time to time, as circumstances change, Nations Funds may modify or eliminate certain exemption categories without advance notice to shareholders.

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange

Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A. You can invest up to
                                         - $25 for traditional and Roth IRAs,       $50,000 in Class B shares. Class C
                                         and Coverdell Education Savings            share purchases are limited to $1
                                           Accounts                                 million.
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan
                                           accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50

Selling shares    In a lump sum          - Shares sold by telephone are limited     A Fund will generally send proceeds
                                         to $100,000 in a 30-day period             from the sale to you within seven days
                                         - other restrictions may apply to          (usually on the next business day after
                                           withdrawals from retirement plan         your request is received in "good
                                           accounts                                 form"). However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                                                                                    The International/Global Stock Funds
                                                                                    assess, subject to limited exceptions,
                                                                                    a 2.00% redemption fee on the proceeds
                                                                                    of Fund shares that are redeemed
                                                                                    (either by selling shares or exchanging
                                                                                    into another Fund) within 60 days of
                                                                                    their purchase. Please see CHOOSING A
                                                                                    SHARE CLASS -- REDEMPTION FEES for
                                                                                    details.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                         fee based accounts                         withdrawals any day of the month on a
                                                                                    monthly, quarterly, or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a class.


                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class A
  shares                                   exchanges                                shares for Class A shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.

                                                                                    You can generally exchange your Class B
                                                                                    shares for Class B shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.

                                                                                    You can generally exchange your Class C
                                                                                    shares for Class C shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.

                                                                                    You won't pay a front-end sales charge
                                                                                    or CDSC on the shares you're
                                                                                    exchanging. There may be an additional
                                                                                    sales charge if exchanging from a Money
                                                                                    Market Fund. Redemption fees may apply.

                                                                                    The International/Global Stock Funds
                                                                                    assess, subject to limited exceptions,
                                                                                    a 2.00% redemption fee on the proceeds
                                                                                    of Fund shares that are redeemed
                                                                                    (either by selling shares or exchanging
                                                                                    into another Fund) within 60 days of
                                                                                    their purchase. Please see CHOOSING A
                                                                                    SHARE CLASS -- REDEMPTION FEES for
                                                                                    details.

                  Using our Automatic    - no minimum per exchange                  You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts or for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:




        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to $100,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.
        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
          Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN

The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:




        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
          Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of a Fund for Class A shares of any other Nations Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Class A shares was of a Nations Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of a Fund for Class B shares of any other Nations Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Class C shares of a Nations Money Market Fund through an exchange of Class B shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Class C shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of a Fund for Class C shares of any other Fund. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE

The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                        MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                          AND SHAREHOLDER SERVICING FEES
                                   (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES         0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEE



  CLASS B SHARES         0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING FEE



  CLASS C SHARES         0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

     - up to 1.00% of the offering price per share of Class A shares

     - up to 1.00% of the net asset value per share of Class B shares

     - up to 1.00% of the net asset value per share of Class C shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
[TAXES GRAPHIC]

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS


A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare and pay distributions of net investment income annually. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like the International/Global Stock Funds -- have special tax considerations. If more than half of the Fund's assets consist of foreign securities for a taxable year and the Fund makes a special election for the taxable year, you'll generally be required to:

  - include in your gross income your proportional amount of foreign income taxes paid by the Fund

  - treat this amount as foreign income taxes you paid directly

  - either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

We cannot assure you that a Fund will make this special election for a taxable year, even if it is eligible to.

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply
  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records


  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
[DOLLAR SIGN GRAPHIC]

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS GLOBAL VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS A SHARES                                  03/31/05                  3/31/04                   03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $12.04                    $7.18                     $10.47
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.11                      0.05                      0.05
  Net realized and unrealized gain/(loss)
    on investments                                  0.85                      4.96                     (3.15)
  Net increase/(decrease) in net asset
    value from operations                           0.96                      5.01                     (3.10)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.11)                    (0.04)                    (0.03)
  Distributions from net realized gains            (0.91)                    (0.11)                    (0.16)
  Total dividends and distributions                (1.02)                    (0.15)                    (0.19)
  Net increase in net asset value from
    redemption fees                                 --##                      --##                       --
  Net asset value, end of period                   $11.98                    $12.04                    $7.18
  TOTAL RETURN++                                   8.64%                     70.00%                   (29.98)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $126,679                  $127,609                  $47,111
  Ratio of operating expenses to average
    net assets                                    1.52%(a)                  1.55%(a)                   1.65%
  Ratio of net investment income/(loss)
    to average net assets                          0.94%                     0.44%                     0.62%
  Portfolio turnover rate                           18%                       28%                       15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.52%(a)                  1.55%(a)                   1.65%

                                                 PERIOD ENDED
  CLASS A SHARES                                  03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                      0.04
  Net realized and unrealized gain/(loss)
    on investments                                   0.45
  Net increase/(decrease) in net asset
    value from operations                            0.49
  LESS DISTRIBUTIONS:
  Dividends from net investment income               --##
  Distributions from net realized gains             (0.02)
  Total dividends and distributions                 (0.02)
  Net increase in net asset value from
    redemption fees                                   --
  Net asset value, end of period                    $10.47
  TOTAL RETURN++                                    4.92%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $26,172
  Ratio of operating expenses to average
    net assets                                    1.65%+(a)
  Ratio of net investment income/(loss)
    to average net assets                           0.41%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.88%+(a)

* Nations Global Value Fund Class A shares commenced operations on April 16,
2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GLOBAL VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS B SHARES                                  03/31/05                  03/31/04                  03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $11.86                    $7.11                     $10.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.02                     (0.03)                    (0.01)
  Net realized and unrealized gain/(loss)
    on investments                                  0.84                      4.89                     (3.12)
  Net increase/(decrease) in net asset
    value from operations                           0.86                      4.86                     (3.13)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.03)                      --                        --
  Distributions from net realized gains            (0.91)                    (0.11)                    (0.16)
  Total dividends and distributions                (0.94)                    (0.11)                    (0.16)
  Net increase in net asset value from
    redemption fees                                  --                       --##                       --
  Net asset value, end of period                   $11.78                    $11.86                    $7.11
  TOTAL RETURN++                                   7.85%                     68.56%                   (30.41)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $34,324                   $35,343                   $15,310
  Ratio of operating expenses to average
    net assets                                    2.27%(a)                  2.30%(a)                   2.40%
  Ratio of net investment income/(loss)
    to average net assets                          0.19%                    (0.31)%                   (0.13)%
  Portfolio turnover rate                           18%                       28%                       15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.27%(a)                  2.30%(a)                   2.40%

                                                 PERIOD ENDED
  CLASS B SHARES                                  03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     (0.03)
  Net realized and unrealized gain/(loss)
    on investments                                   0.45
  Net increase/(decrease) in net asset
    value from operations                            0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income                --
  Distributions from net realized gains             (0.02)
  Total dividends and distributions                 (0.02)
  Net increase in net asset value from
    redemption fees                                   --
  Net asset value, end of period                    $10.40
  TOTAL RETURN++                                    4.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $11,804
  Ratio of operating expenses to average
    net assets                                    2.40%+(a)
  Ratio of net investment income/(loss)
    to average net assets                          (0.34)%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.63%+(a)

* Nations Global Value Fund Class B shares commenced operations on April 16,
2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GLOBAL VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS C SHARES                                  03/31/05                  03/31/04                  03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $11.86                    $7.11                     $10.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.02                     (0.03)                    (0.01)
  Net realized and unrealized gain (loss)
    on investments                                  0.84                      4.89                     (3.12)
  Net increase/(decrease) in net asset
    value from operations                           0.86                      4.86                     (3.13)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.03)                      --                        --
  Distributions from net realized gains            (0.91)                    (0.11)                    (0.16)
  Total dividends and distributions                (0.94)                    (0.11)                    (0.16)
  Net increase in net asset value from
    redemption fees                                  --                       --##                       --
  Net asset value, end of period                   $11.78                    $11.86                    $7.11
  TOTAL RETURN++                                   7.84%                     68.56%                   (30.41)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $98,850                   $101,025                  $44,758
  Ratio of operating expenses to average
    net assets                                    2.27%(a)                  2.30%(a)                   2.40%
  Ratio of net investment income/(loss)
    to average net assets                          0.19%                    (0.31)%                   (0.13)%
  Portfolio turnover rate                           18%                       28%                       15%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.27%(a)                  2.30%(a)                   2.40%

                                                 PERIOD ENDED
  CLASS C SHARES                                  03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     (0.03)
  Net realized and unrealized gain (loss)
    on investments                                   0.45
  Net increase/(decrease) in net asset
    value from operations                            0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income                --
  Distributions from net realized gains             (0.02)
  Total dividends and distributions                 (0.02)
  Net increase in net asset value from
    redemption fees                                   --
  Net asset value, end of period                    $10.40
  TOTAL RETURN++                                    4.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $30,914
  Ratio of operating expenses to average
    net assets                                    2.40%+(a)
  Ratio of net investment income/(loss)
    to average net assets                          (0.34)%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.63%+(a)

* Nations Global Value Fund Class C shares commenced operations on April 16,
2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS INTERNATIONAL VALUE FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $20.64               $11.62               $16.61               $17.26
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.23                 0.15                 0.15                 0.18
  Net realized and unrealized gain/(loss)
    on investments                               2.51                 9.04                (4.92)               (0.29)
  Net increase/(decrease) in net asset
    value from operations                        2.74                 9.19                (4.77)               (0.11)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.25)               (0.17)               (0.13)               (0.18)
  Distributions from net realized gains         (0.79)                 --                 (0.09)               (0.36)
  Total dividends and distributions             (1.04)               (0.17)               (0.22)               (0.54)
  Net increase in net asset value from
    redemption fees                              --##                 --##                  --                   --
  Net asset value, end of year                  $22.34               $20.64               $11.62               $16.61
  TOTAL RETURN++                                13.38%               79.17%              (28.97)%              (0.46)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $906,848             $792,857             $482,196             $798,587
  Ratio of operating expenses to average
    net assets                                   1.33%                1.36%                1.42%                1.44%
  Ratio of net investment income/(loss)
    to average net assets                        1.10%                0.89%                0.91%                1.11%
  Portfolio turnover rate                         --                   --                   --                   --
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.40%(a)             1.45%(b)               1.48%                1.48%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $18.77
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.27
  Net realized and unrealized gain/(loss)
    on investments                               (0.39)
  Net increase/(decrease) in net asset
    value from operations                        (0.12)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.19)
  Distributions from net realized gains          (1.20)
  Total dividends and distributions              (1.39)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $17.26
  TOTAL RETURN++                                 (0.72)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $353,646
  Ratio of operating expenses to average
    net assets                                    1.38%
  Ratio of net investment income/(loss)
    to average net assets                         1.64%
  Portfolio turnover rate                          --
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.48%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations International Value Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.37% for Class A shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.42% for Class A shares.

NATIONS INTERNATIONAL VALUE FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $20.35               $11.47               $16.39               $17.07
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.08                 0.02                 0.03                 0.07
  Net realized and unrealized gain/(loss)
    on investments                               2.45                 8.91                (4.84)               (0.30)
  Net increase/(decrease) in net asset
    value from operations                        2.53                 8.93                (4.81)               (0.23)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.09)               (0.05)               (0.02)               (0.09)
  Distributions from net realized gains         (0.79)                 --                 (0.09)               (0.36)
  Total dividends and distributions             (0.88)               (0.05)               (0.11)               (0.45)
  Net increase in net asset value from
    redemption fees                              --##                 --##                  --                   --
  Net asset value, end of year                  $22.00               $20.35               $11.47               $16.39
  TOTAL RETURN++                                12.54%               77.89%              (29.54)%              (1.16)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $111,402             $112,798              $73,283             $116,374
  Ratio of operating expenses to average
    net assets                                   2.08%                2.11%                2.17%                2.19%
  Ratio of net investment income/(loss)
    to average net assets                        0.35%                0.14%                0.16%                0.36%
  Portfolio turnover rate                         --                   --                   --                   --
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.15%(a)             2.20%(b)               2.23%                2.23%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $18.64
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.16
  Net realized and unrealized gain/(loss)
    on investments                               (0.40)
  Net increase/(decrease) in net asset
    value from operations                        (0.24)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.13)
  Distributions from net realized gains          (1.20)
  Total dividends and distributions              (1.33)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $17.07
  TOTAL RETURN++                                 (1.42)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $80,655
  Ratio of operating expenses to average
    net assets                                    2.13%
  Ratio of net investment income/(loss)
    to average net assets                         0.89%
  Portfolio turnover rate                          --
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.23%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations International Value Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class B shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.17% for Class B shares.

NATIONS INTERNATIONAL VALUE FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05              3/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $20.33               $11.46               $16.39               $17.07
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.08                 0.02                 0.02                 0.04
  Net realized and unrealized gain/(loss)
    on investments                               2.45                 8.90                (4.82)               (0.27)
  Net increase/(decrease) in net asset
    value from operations                        2.53                 8.92                (4.80)               (0.23)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.09)               (0.05)               (0.04)               (0.09)
  Distributions from net realized gains         (0.79)                 --                 (0.09)               (0.36)
  Total dividends and distributions             (0.88)               (0.05)               (0.13)               (0.45)
  Net increase in net asset value for
    redemption fees                              --##                 --##                  --                   --
  Net asset value, end of year                  $21.98               $20.33               $11.46               $16.39
  TOTAL RETURN++                                12.54%               77.85%              (29.52)%              (1.16)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $162,797             $170,702             $113,594             $149,979
  Ratio of operating expenses to average
    net assets                                   2.08%                2.11%                2.17%                2.19%
  Ratio of net investment income/(loss)
    to average net assets                        0.35%                0.14%                0.16%                0.36%
  Portfolio turnover rate                         --                   --                   --                   --
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.15%(a)             2.20%(b)               2.23%                2.23%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $18.65
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.16
  Net realized and unrealized gain/(loss)
    on investments                               (0.41)
  Net increase/(decrease) in net asset
    value from operations                        (0.25)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.13)
  Distributions from net realized gains          (1.20)
  Total dividends and distributions              (1.33)
  Net increase in net asset value for
    redemption fees                                --
  Net asset value, end of year                   $17.07
  TOTAL RETURN++                                 (1.45)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $48,784
  Ratio of operating expenses to average
    net assets                                    2.13%
  Ratio of net investment income/(loss)
    to average net assets                         0.89%
  Portfolio turnover rate                          --
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.23%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations International Value Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class C shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.17% for Class C shares.

NATIONS INTERNATIONAL EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03*            03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $12.00                $7.93               $10.30               $10.95
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.13                 0.08                 0.08                 0.06
  Net realized and unrealized gain/(loss)
    on investments                               1.18                 4.09                (2.47)               (0.71)
  Net increase/(decrease) in net asset
    value from operations                        1.31                 4.17                (2.39)               (0.65)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.01)               (0.10)               (0.04)                 --
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.01)               (0.10)               (0.04)                 --
  Net increase in net asset value from
    redemption fees                              --##                 --##                 $0.06                 --
  Net asset value, end of year                  $13.30               $12.00                $7.93               $10.30
  TOTAL RETURN++                                10.88%               52.71%              (22.71)%              (5.94)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $28,527              $27,396              $18,870              $30,067
  Ratio of operating expenses to average
    net assets                                1.26%(a)(c)        1.37%(a)(b)(c)            1.43%                1.41%
  Ratio of net investment income/(loss)
    to average net assets                        1.01%                0.74%                0.85%                0.63%
  Portfolio turnover rate                        153%                  86%                100%+++              85%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    1.38%(a)(d)          1.40%(a)(f)             1.43%                1.41%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.07
  Net realized and unrealized gain/(loss)
    on investments                               (4.38)
  Net increase/(decrease) in net asset
    value from operations                        (4.31)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.09)
  Distributions from net realized gains          (1.16)
  Total dividends and distributions              (1.25)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $10.95
  TOTAL RETURN++                                (27.54)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $46,770
  Ratio of operating expenses to average
    net assets                                    1.40%
  Ratio of net investment income/(loss)
    to average net assets                         0.64%
  Portfolio turnover rate                        92%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.41%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations International Equity Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Rate represents Nations International Equity Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.35% for Class A shares.
(f) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.38% for Class A shares.

NATIONS INTERNATIONAL EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03*            03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.30                $7.50                $9.87               $10.56
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.03                 --##                 0.02                (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               1.11                 3.85                (2.38)               (0.68)
  Net increase/(decrease) in net asset
    value from operation                         1.14                 3.85                (2.36)               (0.69)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                 (0.05)               (0.01)                 --
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions               --                 (0.05)               (0.01)                 --
  Net increase in net asset value from
    redemption fees                              --##                 --##                 --##                  --
  Net asset value, end of year                  $12.44               $11.30                $7.50                $9.87
  TOTAL RETURN++                                10.09%               51.39%              (23.96)%              (6.53)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $9,976               $9,956               $7,068               $14,408
  Ratio of operating expenses to average
    net assets                                2.01%(a)(c)        2.12%(a)(b)(c)            2.18%                2.16%
  Ratio of net investment income/(loss)
    to average net assets                        0.26%               (0.01)%               0.10%               (0.12)%
  Portfolio turnover rate                        153%                  86%                100%+++              85%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    2.13%(a)(d)          2.15%(a)(e)             2.18%                2.16%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.06
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                    --
  Net realized and unrealized gain/(loss)
    on investments                               (4.27)
  Net increase/(decrease) in net asset
    value from operation                         (4.27)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.07)
  Distributions from net realized gains          (1.16)
  Total dividends and distributions              (1.23)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $10.56
  TOTAL RETURN++                                (28.11)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $20,747
  Ratio of operating expenses to average
    net assets                                    2.15%
  Ratio of net investment income/(loss)
    to average net assets                        (0.11)%
  Portfolio turnover rate                        92%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.16%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations International Equity Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Rate represents Nations International Equity Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.10% for Class B shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.13% for Class B shares.

NATIONS INTERNATIONAL EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03*            03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.20                $7.43                $9.63               $10.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.03                 --##                 0.01                (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               1.09                 3.82                (2.33)               (0.66)
  Net increase/(decrease) in net asset
    value from operations                        1.12                 3.82                (2.32)               (0.67)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                 (0.05)               (0.01)                 --
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions               --                 (0.05)               (0.01)                 --
  Net increase in net asset value from
    redemption fees                              --##                 --##                 0.13                  --
  Net asset value, end of year                  $12.32               $11.20                $7.43                $9.63
  TOTAL RETURN++                                10.00%               51.43%              (22.78)%              (6.50)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $2,563               $1,867               $1,249               $1,245
  Ratio of operating expenses to average
    net assets                                2.01%(a)(c)        2.12%(a)(b)(c)            2.18%                2.16%
  Ratio of net investment income/(loss)
    to average net assets                        0.26%               (0.01)%               0.10%               (0.12)%
  Portfolio turnover rate                        153%                  86%                100%+++              85%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    2.13%(a)(d)          2.15%(a)(e)             2.18%                2.16%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.72
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.02)
  Net realized and unrealized gain/(loss)
    on investments                               (4.17)
  Net increase/(decrease) in net asset
    value from operations                        (4.19)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.07)
  Distributions from net realized gains          (1.16)
  Total dividends and distributions              (1.23)
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of year                   $10.30
  TOTAL RETURN++                                (28.22)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,166
  Ratio of operating expenses to average
    net assets                                    2.15%
  Ratio of net investment income/(loss)
    to average net assets                        (0.11)%
  Portfolio turnover rate                        92%+++
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.16%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations International Equity Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Rate represents Nations International Equity Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.10% for Class C shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.13% for Class C shares.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $11.05                $6.93                $8.32                $8.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.05                 --##                 0.01                (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               0.51                 4.20                (1.40)                0.32
  Net increase/(decrease) in net asset
    value from operations                        0.56                 4.20                (1.39)                0.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.04)                 --                   --                   --
  Distributions from net realized gains         (0.16)               (0.08)                 --                   --
  Total dividends and distributions             (0.20)               (0.08)                 --                   --
  Net increase in net asset value from
    redemption fees                              --##                 --##                  --                   --
  Net asset value, end of period                $11.41               $11.05                $6.93                $8.32
  TOTAL RETURN++                                 5.24%               60.87%              (16.71)%               3.87%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $52,794              $19,785              $2,272               $1,526
  Ratio of operating expenses to average
    net assets                                 1.37%(a)             1.42%(a)             1.73%(a)            1.67%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.47%               (0.04)%               0.33%               (0.33)%
  Portfolio turnover rate                        165%                 121%                 193%                 307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.37%(a)             1.42%(a)             2.05%(a)             4.27%(a)

                                              PERIOD ENDED
  CLASS A SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               (1.98)
  Net increase/(decrease) in net asset
    value from operations                        (1.99)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of period                  $8.01
  TOTAL RETURN++                                (19.90)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $2,797
  Ratio of operating expenses to average
    net assets                                   1.72%+
  Ratio of net investment income/(loss)
    to average net assets                       (0.13)%+
  Portfolio turnover rate                         442%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       6.53%+

* Nations Marsico International Opportunities Fund Class A shares commenced operations on August 1, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
  CLASS B SHARES                              03/31/05           03/31/04           03/31/03           03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period         $10.75              $6.79              $8.22              $7.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                (0.03)             (0.07)             (0.04)             (0.07)
  Net realized and unrealized gain/(loss)
    on investments                              0.49               4.11              (1.39)              0.32
  Net increase/(decrease) in net asset
    value from operations                       0.46               4.04              (1.43)              0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income           --                 --                 --                 --
  Distributions from net realized gains        (0.16)             (0.08)               --                 --
  Total dividends and distributions            (0.16)             (0.08)               --                 --
  Net increase in net asset value from
    redemption fees                             --##               --##                --                 --
  Net asset value, end of period               $11.05             $10.75              $6.79              $8.22
  TOTAL RETURN++                                4.45%             59.77%            (17.40)%             3.14%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $16,618            $8,905             $2,782             $1,951
  Ratio of operating expenses to average
    net assets                                2.12%(a)           2.17%(a)           2.48%(a)          2.42%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                      (0.28)%            (0.79)%            (0.42)%            (1.08)%
  Portfolio turnover rate                       165%               121%               193%               307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                    2.12%(a)           2.17%(a)           2.80%(a)           5.02%(a)

                                             PERIOD ENDED
  CLASS B SHARES                               03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.08)
  Net realized and unrealized gain/(loss)
    on investments                              (1.95)
  Net increase/(decrease) in net asset
    value from operations                       (2.03)
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --
  Distributions from net realized gains           --
  Total dividends and distributions               --
  Net increase in net asset value from
    redemption fees                               --
  Net asset value, end of period                 $7.97
  TOTAL RETURN++                               (20.30)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $2,031
  Ratio of operating expenses to average
    net assets                                  2.47%+
  Ratio of net investment income/(loss)
    to average net assets                      (0.88)%+
  Portfolio turnover rate                        442%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      7.28%+

* Nations Marsico International Opportunities Fund Class B shares commenced operations on August 1, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                                3/31/05              3/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $10.75                $6.80                $8.22                $7.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.03)               (0.07)               (0.05)               (0.07)
  Net realized and unrealized gain/(loss)
   on investments                                0.49                 4.10                (1.37)                0.32
  Net increase/(decrease) in net asset
   value from operations                         0.46                 4.03                (1.42)                0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                   --                   --                   --
  Distributions from net realized gains         (0.16)               (0.08)                 --                   --
  Total dividends and distributions             (0.16)               (0.08)                 --                   --
  Net increase in net asset value from
   redemption fees                               --##                 --##                  --                   --
  Net asset value, end of period                $11.05               $10.75                $6.80                $8.22
  TOTAL RETURN++                                 4.45%               59.53%              (17.27)%               3.14%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $19,530              $8,331                $869                 $869
  Ratio of operating expenses to average
   net assets                                  2.12%(a)             2.17%(a)             2.48%(a)            2.42%(a)(b)
  Ratio of net investment income/(loss)
   to average net assets                        (0.28)%              (0.79)%              (0.42)%              (1.08)%
  Portfolio turnover rate                        165%                 121%                 193%                 307%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                      2.12%(a)             2.17%(a)             2.80%(a)             5.02%(a)

                                              PERIOD ENDED
  CLASS C SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.09)
  Net realized and unrealized gain/(loss)
   on investments                                (1.94)
  Net increase/(decrease) in net asset
   value from operations                         (2.03)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
   redemption fees                                 --
  Net asset value, end of period                  $7.97
  TOTAL RETURN++                                (20.30)%
  RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $974
  Ratio of operating expenses to average
   net assets                                    2.47%+
  Ratio of net investment income/(loss)
   to average net assets                        (0.88)%+
  Portfolio turnover rate                         442%
  Ratio of operating expenses to average
   net assets without waivers and/or
   expense reimbursements                        7.28%+

* Nations Marsico International Opportunities Fund Class C shares commenced operations on August 1, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS GLOBAL VALUE FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.49%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.51%            $ 9,755.82      $  717.90
       2           10.25%            $10,391.06              7.14%            $10,098.25      $  147.91
       3           15.76%            $10,910.62             10.90%            $10,452.70      $  153.10
       4           21.55%            $11,456.15             14.80%            $10,819.58      $  158.48
       5           27.63%            $12,028.95             18.83%            $11,199.35      $  164.04
       6           34.01%            $12,630.40             23.00%            $11,592.45      $  169.80
       7           40.71%            $13,261.92             27.31%            $11,999.34      $  175.76
       8           47.75%            $13,925.02             31.78%            $12,420.52      $  181.93
       9           55.13%            $14,621.27             36.41%            $12,856.48      $  188.31
      10           62.89%            $15,352.33             41.20%            $13,307.74      $  194.92
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,882.74
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,252.16

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS GLOBAL VALUE FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.24%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.76%            $10,276.00      $  227.09
       2           10.25%            $11,025.00              5.60%            $10,559.62      $  233.36
       3           15.76%            $11,576.25              8.51%            $10,851.06      $  239.80
       4           21.55%            $12,155.06             11.51%            $11,150.55      $  246.42
       5           27.63%            $12,762.82             14.58%            $11,458.31      $  253.22
       6           34.01%            $13,400.96             17.75%            $11,774.56      $  260.21
       7           40.71%            $14,071.00             21.00%            $12,099.53      $  267.39
       8           47.75%            $14,774.55             24.33%            $12,433.48      $  274.77
       9           55.13%            $15,513.28             28.70%            $12,869.90      $  188.51
      10           62.89%            $16,288.95             33.22%            $13,321.63      $  195.13
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,321.63
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,385.89

NATIONS GLOBAL VALUE FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.24%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.76%            $10,276.00      $  227.09
       2           10.25%            $11,025.00              5.60%            $10,559.62      $  233.36
       3           15.76%            $11,576.25              8.51%            $10,851.06      $  239.80
       4           21.55%            $12,155.06             11.51%            $11,150.55      $  246.42
       5           27.63%            $12,762.82             14.58%            $11,458.31      $  253.22
       6           34.01%            $13,400.96             17.75%            $11,774.56      $  260.21
       7           40.71%            $14,071.00             21.00%            $12,099.53      $  267.39
       8           47.75%            $14,774.55             24.33%            $12,433.48      $  274.77
       9           55.13%            $15,513.28             27.77%            $12,776.65      $  282.35
      10           62.89%            $16,288.95             31.29%            $13,129.28      $  290.15
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,129.28
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,574.75

NATIONS INTERNATIONAL VALUE FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.26%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.74%            $ 9,777.50      $  695.98
       2           10.25%            $10,391.06              7.62%            $10,143.17      $  125.50
       3           15.76%            $10,910.62             11.64%            $10,522.53      $  130.19
       4           21.55%            $11,456.15             15.82%            $10,916.07      $  135.06
       5           27.63%            $12,028.95             20.15%            $11,324.33      $  140.11
       6           34.01%            $12,630.40             24.65%            $11,747.86      $  145.35
       7           40.71%            $13,261.92             29.31%            $12,187.23      $  150.79
       8           47.75%            $13,925.02             34.14%            $12,643.03      $  156.43
       9           55.13%            $14,621.27             39.16%            $13,115.88      $  162.28
      10           62.89%            $15,352.33             44.37%            $13,606.42      $  168.35
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,181.42
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,010.06

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS INTERNATIONAL VALUE FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.01%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.99%            $10,299.00      $  204.00
       2           10.25%            $11,025.00              6.07%            $10,606.94      $  210.10
       3           15.76%            $11,576.25              9.24%            $10,924.09      $  216.39
       4           21.55%            $12,155.06             12.51%            $11,250.72      $  222.86
       5           27.63%            $12,762.82             15.87%            $11,587.11      $  229.52
       6           34.01%            $13,400.96             19.34%            $11,933.57      $  236.38
       7           40.71%            $14,071.00             22.90%            $12,290.38      $  243.45
       8           47.75%            $14,774.55             26.58%            $12,657.87      $  250.73
       9           55.13%            $15,513.28             31.31%            $13,131.27      $  162.47
      10           62.89%            $16,288.95             36.22%            $13,622.38      $  168.55
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,622.38
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,144.46

NATIONS INTERNATIONAL VALUE FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.01%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.99%            $10,299.00      $  204.00
       2           10.25%            $11,025.00              6.07%            $10,606.94      $  210.10
       3           15.76%            $11,576.25              9.24%            $10,924.09      $  216.39
       4           21.55%            $12,155.06             12.51%            $11,250.72      $  222.86
       5           27.63%            $12,762.82             15.87%            $11,587.11      $  229.52
       6           34.01%            $13,400.96             19.34%            $11,933.57      $  236.38
       7           40.71%            $14,071.00             22.90%            $12,290.38      $  243.45
       8           47.75%            $14,774.55             26.58%            $12,657.87      $  250.73
       9           55.13%            $15,513.28             30.36%            $13,036.34      $  258.23
      10           62.89%            $16,288.95             34.26%            $13,426.12      $  265.95
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,426.12
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,337.61

NATIONS INTERNATIONAL EQUITY FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.22%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND     END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES        FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.78%            $ 9,781.27      $  692.16
       2           10.25%            $10,391.06              7.70%            $10,151.00      $  121.59
       3           15.76%            $10,910.62             11.77%            $10,534.70      $  126.18
       4           21.55%            $11,456.15             16.00%            $10,932.92      $  130.95
       5           27.63%            $12,028.95             20.38%            $11,346.18      $  135.90
       6           34.01%            $12,630.40             24.93%            $11,775.07      $  141.04
       7           40.71%            $13,261.92             29.66%            $12,220.16      $  146.37
       8           47.75%            $13,925.02             34.56%            $12,682.09      $  151.90
       9           55.13%            $14,621.27             39.64%            $13,161.47      $  157.65
      10           62.89%            $15,352.33             44.92%            $13,658.97      $  163.60
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,233.97
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,967.35

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS INTERNATIONAL EQUITY FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.97%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.03%            $10,303.00      $  199.98
       2           10.25%            $11,025.00             6.15%            $10,615.18      $  206.04
       3           15.76%            $11,576.25             9.37%            $10,936.82      $  212.29
       4           21.55%            $12,155.06            12.68%            $11,268.21      $  218.72
       5           27.63%            $12,762.82            16.10%            $11,609.63      $  225.35
       6           34.01%            $13,400.96            19.61%            $11,961.41      $  232.17
       7           40.71%            $14,071.00            23.24%            $12,323.84      $  239.21
       8           47.75%            $14,774.55            26.97%            $12,697.25      $  246.46
       9           55.13%            $15,513.28            31.77%            $13,177.20      $  157.83
      10           62.89%            $16,288.95            36.75%            $13,675.30      $  163.80
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,675.30
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,101.86

NATIONS INTERNATIONAL EQUITY FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.97%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.03%            $10,303.00      $  199.98
       2           10.25%            $11,025.00              6.15%            $10,615.18      $  206.04
       3           15.76%            $11,576.25              9.37%            $10,936.82      $  212.29
       4           21.55%            $12,155.06             12.68%            $11,268.21      $  218.72
       5           27.63%            $12,762.82             16.10%            $11,609.63      $  225.35
       6           34.01%            $13,400.96             19.61%            $11,961.41      $  232.17
       7           40.71%            $14,071.00             23.24%            $12,323.84      $  239.21
       8           47.75%            $14,774.55             26.97%            $12,697.25      $  246.46
       9           55.13%            $15,513.28             30.82%            $13,081.97      $  253.93
      10           62.89%            $16,288.95             34.78%            $13,478.36      $  261.62
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,478.36
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,295.77

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.37%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.63%            $ 9,767.13      $  706.47
       2           10.25%            $10,391.06              7.39%            $10,121.67      $  136.24
       3           15.76%            $10,910.62             11.29%            $10,489.09      $  141.18
       4           21.55%            $11,456.15             15.33%            $10,869.85      $  146.31
       5           27.63%            $12,028.95             19.52%            $11,264.42      $  151.62
       6           34.01%            $12,630.40             23.85%            $11,673.32      $  157.12
       7           40.71%            $13,261.92             28.35%            $12,097.06      $  162.83
       8           47.75%            $13,925.02             33.01%            $12,536.18      $  168.74
       9           55.13%            $14,621.27             37.84%            $12,991.25      $  174.86
      10           62.89%            $15,352.33             42.84%            $13,462.83      $  181.21
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,037.83
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,126.58

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.12%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.88%            $10,288.00      $  215.05
       2           10.25%            $11,025.00              5.84%            $10,584.29      $  221.25
       3           15.76%            $11,576.25              8.89%            $10,889.12      $  227.62
       4           21.55%            $12,155.06             12.03%            $11,202.73      $  234.17
       5           27.63%            $12,762.82             15.25%            $11,525.37      $  240.92
       6           34.01%            $13,400.96             18.57%            $11,857.30      $  247.86
       7           40.71%            $14,071.00             21.99%            $12,198.79      $  254.99
       8           47.75%            $14,774.55             25.50%            $12,550.11      $  262.34
       9           55.13%            $15,513.28             30.06%            $13,005.68      $  175.06
      10           62.89%            $16,288.95             34.78%            $13,477.79      $  181.41
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,477.79
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,260.67

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.12%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.88%            $10,288.00      $  215.05
       2           10.25%            $11,025.00              5.84%            $10,584.29      $  221.25
       3           15.76%            $11,576.25              8.89%            $10,889.12      $  227.62
       4           21.55%            $12,155.06             12.03%            $11,202.73      $  234.17
       5           27.63%            $12,762.82             15.25%            $11,525.37      $  240.92
       6           34.01%            $13,400.96             18.57%            $11,857.30      $  247.86
       7           40.71%            $14,071.00             21.99%            $12,198.79      $  254.99
       8           47.75%            $14,774.55             25.50%            $12,550.11      $  262.34
       9           55.13%            $15,513.28             29.12%            $12,911.56      $  269.89
      10           62.89%            $16,288.95             32.83%            $13,283.41      $  277.67
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,283.41
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,451.76

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match, buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 (1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400 (1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600 (1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500", "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

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

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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Funds International/Global Stock Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.345.6611

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
INTERPROIX-0805


                                                            (NATIONS FUNDS LOGO)

                Stock Funds
                ----------------------------------------------------------------
                Prospectus -- Class A, B and C Shares
                August 1, 2005
(NATIONS FUNDS LOGO)

NATIONS CONVERTIBLE
SECURITIES FUND
NATIONS ASSET ALLOCATION FUND
NATIONS VALUE FUND
NATIONS MIDCAP VALUE FUND
NATIONS STRATEGIC GROWTH FUND
NATIONS MARSICO GROWTH FUND
NATIONS MARSICO FOCUSED EQUITIES FUND
NATIONS MARSICO MIDCAP GROWTH FUND
NATIONS MARSICO
21ST CENTURY FUND
NATIONS SMALLCAP VALUE FUND
NATIONS SMALL COMPANY FUND

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 156.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds Stock Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

Stock Funds invest primarily in equity securities of U.S. companies. Within the Stock Funds category is Nations Asset Allocation Fund. This Fund invests in a mix of equity and fixed income securities, as well as money market instruments.

The Funds also have different risk/return characteristics because they invest in different kinds of securities and have varying investments strategies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk.

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

Money market instruments include short-term debt securities that are government issued or guaranteed or have relatively low risk. Over time, the return on these investments may be lower than the return on other kinds of investments.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

Nations Asset Allocation Fund invests in a mix of equity and fixed income securities, as well as money market instruments. It may be suitable for you if:

  - you're looking for both long-term growth and income

  - you want a diversified portfolio in a single mutual fund

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 6.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. THE ADVISER AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER, WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR CERTAIN FUNDS.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE SUB-ADVISER STARTING ON PAGE 76.

--------------------------------------------------------------------------------


NATIONS CONVERTIBLE SECURITIES FUND                              6
------------------------------------------------------------------
NATIONS ASSET ALLOCATION FUND                                   12
------------------------------------------------------------------
NATIONS VALUE FUND                                              19
------------------------------------------------------------------
NATIONS MIDCAP VALUE FUND                                       25
------------------------------------------------------------------
NATIONS STRATEGIC GROWTH FUND                                   31
------------------------------------------------------------------
NATIONS MARSICO GROWTH FUND                                     37
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MARSICO FOCUSED EQUITIES FUND                           43
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MARSICO MIDCAP GROWTH FUND                              49
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MARSICO 21ST CENTURY FUND                               55
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS SMALLCAP VALUE FUND                                     61
------------------------------------------------------------------
NATIONS SMALL COMPANY FUND                                      67
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     73
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       76

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        82
     About Class A shares                                       83
        Front-end sales charge                                  83
        Contingent deferred sales charge                        84
     About Class B shares                                       85
        Contingent deferred sales charge                        85
     About Class C shares                                       86
        Contingent deferred sales charge                        86
     When you might not have to pay a sales charge              87
  Buying, selling and exchanging shares                         92
     How orders are processed                                   96
  How selling and servicing agents are paid                    102
  Distributions and taxes                                      104
  Legal matters                                                107
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           108
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION           138
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                  156
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S INCOME STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 76.

WHAT ARE CONVERTIBLE SECURITIES?

CONVERTIBLE SECURITIES, WHICH INCLUDE CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCKS, CAN BE EXCHANGED FOR COMMON STOCK AT A SPECIFIED RATE. THE COMMON STOCK IT CONVERTS TO IS CALLED THE "UNDERLYING" COMMON STOCK.

CONVERTIBLE SECURITIES TYPICALLY:

  - HAVE HIGHER INCOME POTENTIAL THAN THE UNDERLYING COMMON STOCK

  - ARE AFFECTED LESS BY CHANGES IN THE STOCK MARKET THAN THE UNDERLYING COMMON STOCK

  - HAVE THE POTENTIAL TO INCREASE IN VALUE IF THE VALUE OF THE UNDERLYING COMMON STOCK INCREASES

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in convertible securities. The Fund may also invest in common stocks. Most convertible securities are issued by U.S. issuers. The Fund may invest up to 15%
                   of its assets in Eurodollar convertible securities.

The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

The Fund may invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn. The Fund may sell common stocks short (short-selling) against positions in which the Fund has directly invested in convertible securities with no more than 10% of its assets.

When identifying individual investments, the team evaluates a number of factors, including:

  - the issuer's financial strength and revenue outlook

  - earnings trends, including changes in earnings estimates

  - the security's conversion feature and other characteristics

The team tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         With limited exceptions, the Fund will no longer accept new investors at the time that the Fund's total assets under management reach $2 billion. Following the closing date, any investors that maintain an investment in the Fund will continue to be able to purchase additional shares of the Fund; however, in the event that an order to purchase shares is received after the closing date from a potential investor that does not already hold shares of the Fund, the order will be refused and any money that the Fund has received will be returned to the investor or their selling agent, as appropriate. Retirement plans and certain investment funds managed by the Adviser including the Nations LifeGoal
                   Portfolios and Future Scholar program, that currently offer or employ the Fund as an investment option will continue to be able to purchase or offer shares of the Fund after the closing date.
                   Nations Convertible Securities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses convertible securities that it believes have the potential for long-term growth in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INTEREST RATE RISK -- Certain of the convertible securities in which the Fund invests are fixed income securities. The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

      - SHORT SELLING RISK -- In order to short sell a common stock, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Therefore, the Fund bears the risk that the price of the security at the time of replacement has not moved in the direction that was originally predicted. There also is a risk that the Fund may experience difficulty purchasing the security necessary for replacement if the security does not have a liquid market at the time that the replacement must occur or that an event may occur to the security underlying the short position that makes the short position worthless or lose value.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               24.11%   19.45%   21.96%    6.58%   26.76%   14.86%   -7.90%   -9.63%   25.95%   10.85%



               *Year-to-date return as of June 30, 2005: -2.52%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           17.39%
         WORST: 3RD QUARTER 2002:         -10.59%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Merrill Lynch All Convertibles All Qualities Index, a widely used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                          1 YEAR   5 YEARS   10 YEARS
         CLASS A SHARES RETURNS BEFORE TAXES              4.48%     4.69%     11.88%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  3.45%     2.21%      8.72%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          3.16%     2.54%      8.48%



         CLASS B SHARES RETURNS BEFORE TAXES              5.09%     4.86%      --*



         CLASS C SHARES RETURNS BEFORE TAXES              9.05%     5.16%      --*



         MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES
           INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                             9.61%     1.85%     11.15%




      *THE INCEPTION DATES OF CLASS B SHARES AND CLASS C SHARES ARE JULY 15,
       1998 AND OCTOBER 21, 1996, RESPECTIVELY, THEREFORE THOSE SHARE CLASSES DO NOT HAVE 10 YEARS RETURNS.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 N/A(1)     5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                               0.77%     0.77%     0.77%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses                                   0.07%     0.07%     0.07%
                                                           -----     -----     -----



         Total annual Fund operating expenses             1.09%     1.84%     1.84%
                                                           =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.60% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.65% for assets up to $500 million; 0.60% for assets in excess of $500 million and up to $1 billion; 0.55% for assets in excess of $1 billion and up to $1.5 billion; and 0.50% for assets in excess of $1.5 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $680     $902     $1,141     $1,827



         CLASS B SHARES                          $687     $879     $1,195     $1,962



         CLASS C SHARES                          $287     $579       $995     $2,159

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $187     $579      $995      $1,962



         CLASS C SHARES                          $187     $579      $995      $2,159

NATIONS ASSET ALLOCATION FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE EQUITY PORTION OF THE FUND. LEONARD APLET AND RICHARD CUTTS OF THE ADVISER MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS STARTING ON PAGE 76.

WHAT IS AN ASSET ALLOCATION FUND?

THIS ASSET ALLOCATION FUND INVESTS IN A MIX OF EQUITY AND FIXED INCOME SECURITIES, AND CASH EQUIVALENTS.

EACH OF THESE "ASSET CLASSES" HAS DIFFERENT RISK/RETURN CHARACTERISTICS. THE PORTFOLIO MANAGERS CHANGES THE MIX BASED ON THEIR ASSESSMENT OF THE EXPECTED RISKS AND RETURNS OF EACH CLASS.

ASSET ALLOCATION FUNDS LIKE THIS ONE CAN PROVIDE A DIVERSIFIED ASSET MIX FOR YOU IN A SINGLE INVESTMENT.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

The portfolio managers use asset allocation and active security selection as its principal investment approach. The portfolio managers actively allocate assets among the three asset classes based on its assessment of the expected risks and returns of each class.

The equity securities the Fund invests in are primarily common stocks of medium and large-sized companies whose market capitalizations typically are at least $1 billion and that are believed to have potential for long-term growth.

In selecting investments for the equity portion of the Fund, the team uses quantitative analysis to evaluate the attractiveness of each potential investment generally selected from the universe of companies included in the Russell 1000 Index. The team may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The fixed income securities the Fund invests in are primarily investment grade bonds and notes. The Fund may invest up to 10% of its total assets in high yield debt securities which are often referred to as "junk bonds". The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

In the fixed income portion of its portfolio, the Fund may also engage in repurchase, reverse purchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options, and other derivative instruments to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in an underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The portfolio managers may sell a security when the Fund's asset allocation changes, if there is a deterioration in the issuer's financial situation, when the portfolio managers believe other investments are more attractive, or for other reasons.

The portfolio managers may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the portfolio managers:

  - may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The portfolio managers will only use this strategy when it is believed to be in the best interest of the Fund to do so and may sell other shares when appropriate

While the Fund may try to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Asset Allocation Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio managers use an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the portfolio managers expects, or will fall in value.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - INTEREST RATE RISK -- The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio managers are not required to utilize derivatives to reduce risks.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INVESTMENT IN ANOTHER NATIONS FUND -- The Fund may pursue its fixed income securities strategy by investing in Nations Bond Fund. The Adviser and its affiliates are entitled to receive fees from Nations Bond Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Nations Asset Allocation Fund for services provided directly. Accordingly, shareholders may pay additional fees, unless such fees are waived, because of the Fund's investment in another Fund. The Adviser and its affiliates may waive fees which they are entitled to receive from Nations Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

EFFECTIVE JANUARY 1, 2002, THE ADVISER'S GROWTH STRATEGIES TEAM REPLACED CHICAGO EQUITY PARTNERS, LLC (CHICAGO EQUITY) AS THE TEAM RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE EQUITY PORTION OF THE FUND. THE ADVISER HAS A DIFFERENT EQUITY INVESTMENT STYLE THAN CHICAGO EQUITY.

EFFECTIVE DECEMBER 31, 2002, THE FUND'S PRINCIPAL INVESTMENT STRATEGIES WERE MODIFIED AND THE ADVISER'S QUANTITATIVE STRATEGIES TEAM TOOK OVER THE DAY-TO-DAY PORTFOLIO MANAGEMENT OF THE EQUITY PORTION OF THE FUND.

EFFECTIVE NOVEMBER 17, 2004, LEONARD APLET AND RICHARD CUTTS REPLACED THE ADVISER'S FIXED INCOME MANAGEMENT TEAM AS THE PORTFOLIO MANAGERS RESPONSIBLE FOR THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FIXED INCOME AND MONEY MARKET PORTIONS OF THE FUND.

--------------------------------------------------------------------------------


(BARCHART GRAPHIC) A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               26.90%   15.66%   21.37%   21.09%   11.11%   -0.75%   -6.57%   -15.15%  19.68%    8.27%



               *Year-to-date return as of June 30, 2005: 1.02%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           12.77%
         WORST: 2ND QUARTER 2002:          -8.69%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell 1000 Index and the Lehman Brothers U.S. Aggregate Index. The Russell 1000 Index is an unmanaged index comprised of the 1,000 largest stocks in the Russell 3000 Index. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/ Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                               1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    2.04%   -0.80%      8.70%     7.78%



         CLASS A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                     1.78%   -1.59%      7.04%     6.17%



         CLASS A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               1.58%   -1.07%      6.71%     5.90%



         CLASS B SHARES RETURNS BEFORE TAXES    2.50%   -0.75%      N/A       1.98%



         CLASS C SHARES RETURNS BEFORE TAXES    6.51%   -0.39%      N/A       5.86%



         RUSSELL 1000 INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                              11.40%   -1.76%     12.16%    10.95%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                   4.34%    7.71%      7.72%     6.66%




      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE JANUARY 18, 1994, JULY 15, 1998 AND NOVEMBER 11, 1996, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF CLASS A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 N/A(1)     5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                               0.72%     0.72%     0.72%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses                                   0.28%     0.28%     0.28%
                                                           -----     -----     -----



         Total annual Fund operating expenses             1.25%     2.00%     2.00%
                                                           -----     -----     -----




      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARES
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.60% and an administration fee of 0.12%.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $695     $949     $1,222     $1,999



         CLASS B SHARES                          $703     $927     $1,278     $2,134



         CLASS C SHARES                          $303     $627     $1,078     $2,327

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $203     $627     $1,078     $2,134



         CLASS C SHARES                          $203     $627     $1,078     $2,327

NATIONS VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 76.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT REDUCED PRICES, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund normally invests at least 80% of its assets in common stocks of U.S.
                   companies. Effective September 23, 2005, under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the Russell
                   1000 Value Index (currently between $859 million and $367.5 billion) at the time of purchase. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million. The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in real estate investment trusts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three-pronged approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               35.78%   20.85%   26.30%   17.14%    0.99%    3.66%   -7.45%   -19.32%  31.22%   13.37%



               *Year-to-date return as of June 30, 2005: 1.99%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           19.39%
         WORST: 3RD QUARTER 2002:         -20.50%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                              1 YEAR    5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    6.84%    1.65%     10.28%     9.98%



         CLASS A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                     6.64%    0.04%      7.83%     7.78%



         CLASS A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               4.68%    0.81%      7.98%     7.80%



         CLASS B SHARES RETURNS BEFORE TAXES    7.45%    1.79%     10.15%     9.25%



         CLASS C SHARES RETURNS BEFORE TAXES   11.49%    2.08%     10.22%     9.65%



         RUSSELL 1000 VALUE INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                           16.49%    5.27%     13.83%    11.72%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE DECEMBER 6, 1989, JUNE 7, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM NOVEMBER 30, 1989.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)    5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                              0.72%     0.72%     0.72%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.05%     0.05%     0.05%
                                                          -----     -----     -----



         Total annual Fund operating expenses            1.02%     1.77%     1.77%
                                                          -----     -----     -----



         Fee waivers                                    (0.01)%   (0.01)%   (0.01)%
                                                          -----     -----     -----



         Total net expenses(6)                           0.98%     1.73%     1.73%
                                                          =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.55% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows; 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1 billion; 0.50% for assets in excess of $1 billion and up to $1.5 billion; 0.45% for assets in excess of $1.5 billion and up to $3 billion; 0.43% for assets in excess of $3 billion and up to $6 billion; and 0.41% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2006. The figures shown here are after waivers. There is no guarantee that these waivers will continue after July 31, 2006. The administrator shall waive a specified portion (0.04% of net assets) of the administration fees payable to it under the Administration Agreement on assets up to $500 million. Fees will not be waived on assets in excess of $500 million. Commencing upon the consummation of the reorganization of Columbia Growth and Income Fund into Nations Value Fund, in addition to such waiver, the administrator shall waive administration fees payable to it under the Administration Agreement and/or the investment adviser shall waive advisory fees payable to it under the Investment Advisory Agreement to the extent necessary to ensure that the combined total of such administration and advisory fees does not exceed the following fee schedule: 0.77% for assets up to $500 million; 0.72% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.60% for assets in excess of $3 billion and up to $6 billion; 0.58% for assets in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $672     $878     $1,101     $1,746



         CLASS B SHARES                          $679     $854     $1,154     $1,881



         CLASS C SHARES                          $279     $554       $954     $2,079

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $179     $554      $954      $1,881



         CLASS C SHARES                          $179     $554      $954      $2,079

NATIONS MIDCAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 76.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital with income as a secondary consideration.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell Midcap Value Index (currently between
                   $1.4 billion and $13.4 billion) and that are believed to have the potential for long-term growth. The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in real estate investment trusts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations MidCap Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2002     2003     2004
                ----     ----     ----
               -13.24%  36.53%   20.64%



               *Year-to-date return as of June 30, 2005: 5.63%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           17.14%
         WORST: 3RD QUARTER 2002:         -17.90%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell Midcap Value Index, an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                               1 YEAR     FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                    13.73%    12.11%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS    11.81%    11.33%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                              10.19%    10.14%



         CLASS B SHARES RETURNS BEFORE TAXES                    14.71%    12.66%



         CLASS C SHARES RETURNS BEFORE TAXES                    18.77%    13.43%



         RUSSELL MIDCAP VALUE INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                         23.71%    16.60%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS NOVEMBER 20, 2001. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             5.75%       N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 N/A(1)    5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                              0.82%     0.82%     0.82%



         Distribution (12b-1) and shareholder servicing
         fees                                            0.25%     1.00%     1.00%



         Other expenses                                  0.09%     0.09%     0.09%
                                                          ------    ------    ------



         Total annual Fund operating expenses(6)         1.16%     1.91%     1.91%
                                                          ======    ======    ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.65% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.65% for assets up to $500 million; 0.60% for assets in excess of $500 million and up to $1 billion; 0.55% for assets in excess of $1 billion and up to $1.5 billion; and 0.50% for assets in excess of $1.5 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.50%, 2.25% and 2.25%, respectively for Class A, Class B and Class C shares until July 31, 2006. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
         CLASS A SHARES                    $686      $922      $1,177      $1,903



         CLASS B SHARES                    $694      $900      $1,232      $2,038



         CLASS C SHARES                    $294      $600      $1,032      $2,233

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
         CLASS B SHARES                    $194      $600      $1,032      $2,038



         CLASS C SHARES                    $194      $600      $1,032      $2,233

NATIONS STRATEGIC GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S ADVISER. THE ADVISER'S CORE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 76.

MINIMIZING TAXES

THE MASTER PORTFOLIO'S PROACTIVE TAX MANAGEMENT STRATEGY MAY HELP REDUCE CAPITAL GAINS DISTRIBUTIONS. THE TAX MANAGEMENT STRATEGY SEEKS TO LIMIT PORTFOLIO TURNOVER, OFFSET CAPITAL GAINS WITH CAPITAL LOSSES AND SELL SECURITIES THAT HAVE THE LOWEST TAX BURDEN ON SHAREHOLDERS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Strategic Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of companies that it selects from among major industry sectors. Effective September 23, 2005, under normal circumstances, the Master Portfolio will invest at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the S&P 500 Index (currently between $535.3 million and $367.5 billion) at the time of purchase. The securities the Master Portfolio normally holds include common stocks, preferred stocks and convertible securities like warrants and rights. It may hold up to 20% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  - the growth prospects of the company's industry

  - the company's relative competitive position in the industry

The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

In actively managing the portfolio, the team considers the characteristics of the S&P 500 Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the team considers the security's price to be overvalued, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:

  - will focus on long-term investments to try to limit the number of buy and sell transactions

  - may try to sell securities that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

  - may use options, instead of selling securities

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Strategic Growth Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----
               -12.55%  -12.42%  -27.67%  27.30%    8.07%



               *Year-to-date return as of June 30, 2005: 0.25%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           14.16%
         WORST: 3RD QUARTER 2001:         -16.05%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES              1.88%   -6.40%    -3.10%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  1.76%   -6.47%    -3.17%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          1.38%   -5.35%    -2.62%



         CLASS B SHARES RETURNS BEFORE TAXES              2.26%   -6.41%    -2.84%



         CLASS C SHARES RETURNS BEFORE TAXES              6.24%   -6.05%    -3.25%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%    -0.18%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS AUGUST 2, 1999. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 N/A(1)     5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                               0.71%     0.71%     0.71%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses                                   0.10%     0.10%     0.10%
                                                           -----     -----     -----



         Total annual Fund operating expenses             1.06%     1.81%     1.81%
                                                           =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.54% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1 billion; 0.50% for assets in excess of $1 billion and up to $1.5 billion; 0.45% for assets in excess of $1.5 billion and up to $3 billion; 0.43% for assets in excess of $3 billion and up to $6 billion; and 0.41% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $672     $878     $1,101     $1,740



         CLASS B SHARES                          $679     $854     $1,154     $1,875



         CLASS C SHARES                          $279     $554       $954     $2,073

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $179     $554       $954     $1,875



         CLASS C SHARES                          $179     $554       $954     $2,073

NATIONS MARSICO GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 80.

WHY INVEST IN A GROWTH FUND?

GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio invests primarily in equity securities of large capitalization companies with a market capitalization of $4 billion or more that are selected for their growth potential. It generally holds a core position of between 35 and 50 common stocks. It may hold up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.


--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Growth Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO MAY 10, 2002, THE FUND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----
               38.62%   52.11%   -15.47%  -19.76%  -15.29%  28.65%   15.39%



               *Year-to-date return as of June 30, 2005: -1.80%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           35.19%
         WORST: 3RD QUARTER 2001:         -17.33%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSION, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES              8.75%   -4.27%     7.83%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  8.75%   -4.32%     7.77%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          5.69%   -3.61%     6.82%



         CLASS B SHARES RETURNS BEFORE TAXES              9.50%   -4.24%     7.97%



         CLASS C SHARES RETURNS BEFORE TAXES             13.48%   -3.85%     7.99%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%     4.77%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS DECEMBER 31, 1997. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)    5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(5)                              0.91%     0.91%     0.91%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.20%     0.20%     0.20%
                                                          -----     -----     -----



         Total annual Fund operating expenses            1.36%     2.11%     2.11%
                                                          =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.69% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $696     $952     $1,227     $2,010



         CLASS B SHARES                          $704     $930     $1,283     $2,144



         CLASS C SHARES                          $304     $630     $1,083     $2,338

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $204     $630     $1,083     $2,144



         CLASS C SHARES                          $204     $630     $1,083     $2,338

NATIONS MARSICO FOCUSED EQUITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 80.

WHAT IS A FOCUSED FUND?

A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico Focused Equities Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies with a market capitalization of $4 billion or more. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.


--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Focused Equities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----
               50.14%   52.85%   -17.32%  -19.11%  -15.73%  31.34%   10.67%



               *Year-to-date return as of June 30, 2005: -1.41%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           33.11%
         WORST: 1ST QUARTER 2001:         -17.82%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES              4.29%   -5.04%     8.52%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  4.29%   -5.06%     8.42%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          2.79%   -4.22%     7.41%



         CLASS B SHARES RETURNS BEFORE TAXES              4.81%   -5.01%     8.68%



         CLASS C SHARES RETURNS BEFORE TAXES              8.84%   -4.62%     8.73%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES,
           EXPENSES OR TAXES)                            10.88%   -2.30%     4.77%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS DECEMBER 31, 1997. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 N/A(1)     5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(5)                               0.88%     0.88%     0.88%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses                                   0.20%     0.20%     0.20%
                                                           -----     -----     -----



         Total annual Fund operating expenses             1.33%     2.08%     2.08%
                                                           =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.66% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $693     $943     $1,212     $1,978



         CLASS B SHARES                          $701     $921     $1,268     $2,113



         CLASS C SHARES                          $301     $621     $1,068     $2,306

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $201     $621     $1,068     $2,113



         CLASS C SHARES                          $201     $621     $1,068     $2,306

NATIONS MARSICO MIDCAP GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE ADVISER IS THIS FUND'S ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGES 80-81.

WHAT IS A MIDCAP GROWTH FUND?

A MIDCAP GROWTH FUND INVESTS IN MEDIUM-SIZED COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. companies whose market capitalizations are within the range of companies within the Russell Midcap Growth Index (currently between $37.9 billion and
                   $46.6 million, but subject to change due to market fluctuations) and that are believed to have the potential for long-term growth. The Fund usually holds a core position of between 35 and 50 equity securities. The Fund may hold up to
                   15% of its assets in foreign securities.

The Fund may also invest in non-equity securities (which aren't part of its principal investment strategies), but it won't hold more than 10% of its assets in any one type of these non-equity securities. These securities are described in the SAI.

In selecting investments for the Fund, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Fund's core investments generally are comprised of well-known, established growth companies. However, the Fund also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Fund may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Fund to incur higher transaction costs (which may adversely affect the Fund's performance) and may increase taxable distributions for shareholders.


--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico MidCap Growth Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - MID-CAPITALIZATION COMPANY RISK -- Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies because they may have more limited financial resources and markets than larger companies. The stocks of mid-capitalization companies may trade less frequently and in more limited volume than those of larger companies. Additionally, mid-capitalization stocks may be more volatile than those of larger companies.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 15% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO FEBRUARY 24, 2003, THE FUND HAD A DIFFERENT PORTFOLIO MANAGEMENT TEAM AND PRIOR TO AUGUST 1, 2003, THE FUND HAD A DIFFERENT INVESTMENT OBJECTIVE AND DIFFERENT PRINCIPAL INVESTMENT STRATEGIES.

PRIOR TO NOVEMBER 1, 2004, THE FUND WAS NOT MANAGED BY THE CURRENT INVESTMENT SUB-ADVISER AND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               29.71%   18.32%   20.48%    3.30%   43.45%   14.30%   -20.18%  -36.55%  29.21%   14.10%



               *Year-to-date return as of June 30, 2005: -4.91%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           32.63%
         WORST: 3RD QUARTER 2001:         -30.72%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell Midcap Growth Index, an unmanaged index which measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted higher growth values. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                             LIFE OF
                                               1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    7.59%   -4.26%      8.23%     8.21%



         CLASS A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                     7.59%   -5.12%      6.27%     6.43%



         CLASS A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                               4.93%   -3.73%      6.34%     6.41%



         CLASS B SHARES RETURNS BEFORE TAXES    8.29%   -4.13%      8.06%     8.31%



         CLASS C SHARES RETURNS BEFORE TAXES   12.21%   -3.82%      8.14%     8.00%



         RUSSELL MIDCAP GROWTH INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                  15.48%   -3.36%     11.23%    10.15%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE DECEMBER 10, 1992, JUNE 7, 1993 AND DECEMBER 18, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM NOVEMBER 30, 1992.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 N/A(1)     5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                               0.88%     0.88%     0.88%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses                                   0.10%     0.10%     0.10%
                                                           -----     -----     -----



         Total annual Fund operating expenses             1.23%     1.98%     1.98%
                                                           =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.65% and an administration fee of 0.23%.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $693     $943     $1,212     $1,978



         CLASS B SHARES                          $701     $921     $1,268     $2,113



         CLASS C SHARES                          $301     $621     $1,068     $2,306

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $201     $621     $1,068     $2,113



         CLASS C SHARES                          $201     $621     $1,068     $2,306

NATIONS MARSICO 21ST CENTURY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGES 80-81.

WHAT IS A MULTI-CAP FUND?

A MULTI-CAP FUND INVESTS IN COMPANIES ACROSS THE CAPITALIZATION
SPECTRUM -- SMALL, MEDIUM-SIZED AND LARGE COMPANIES. AS A MULTI-CAP FUND, THIS FUND MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico 21st Century Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size and will generally hold a core position of between 35 and 50 common stocks. The Master Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Master Portfolio may invest without limit in foreign securities.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.


--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico 21st Century Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO FEBRUARY 1, 2003, THE FUND HAD A DIFFERENT PORTFOLIO MANAGER.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -18.64%  -9.80%   48.56%   21.94%



               *Year-to-date return as of June 30, 2005: -4.94%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           22.13%
         WORST: 3RD QUARTER 2001:         -18.96%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies ranked by market capitalization. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                     14.89%    1.42%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     14.89%    1.42%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                9.68%    1.21%



         CLASS B SHARES RETURNS BEFORE TAXES                     16.02%    1.52%



         CLASS C SHARES RETURNS BEFORE TAXES                     20.02%    1.92%



         RUSSELL 3000 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                    11.95%   -2.04%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS APRIL 10, 2000. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 N/A(1)     5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                               0.97%     0.97%     0.97%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses                                   0.17%     0.17%     0.17%
                                                           -----     -----     -----



         Total annual Fund operating expenses             1.39%     2.14%     2.14%
                                                           =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.75% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $708      $990    $1,292     $2,148



         CLASS B SHARES                          $717      $970    $1,349     $2,282



         CLASS C SHARES                          $317      $670    $1,149     $2,472

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $217     $670     $1,149     $2,282



         CLASS C SHARES                          $217     $670     $1,149     $2,472

NATIONS SMALLCAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 76.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED' COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital by investing in companies believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations SmallCap Value Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 2000 Value Index (currently between $142 million and $1.8 billion) and that are believed to have the potential for long-term growth. The Master Portfolio may also invest in real estate investment trusts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations SmallCap Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
              41.65%   23.86%



              *Year-to-date return as of June 30, 2005: 2.36%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           19.20%
         WORST: 1ST QUARTER 2003:          -6.32%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell 2000 Value Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                     16.78%   12.31%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     13.96%   11.15%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                               11.68%    9.96%



         CLASS B SHARES RETURNS BEFORE TAXES                     17.88%   13.06%



         CLASS C SHARES RETURNS BEFORE TAXES                     21.90%   13.95%



         RUSSELL 2000 VALUE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                              22.25%   13.24%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS MAY 1, 2002. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)    5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                              0.87%     0.87%     0.87%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.20%     0.20%     0.20%
                                                          -----     -----     -----



         Total annual Fund operating expenses(7)         1.32%     2.07%     2.07%
                                                          =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the examples below include the Fund's portion of the fees and expenses deducted from the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.70% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; and 0.60% for assets in excess of $1 billion.

      (7)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.55%, 2.30% and 2.30%, respectively, for Class A, Class B and Class C shares until July 31, 2006. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $702     $969     $1,257     $2,074



         CLASS B SHARES                          $710     $949     $1,314     $2,208



         CLASS C SHARES                          $310     $649     $1,114     $2,400

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $210     $649     $1,114     $2,208



         CLASS C SHARES                          $210     $649     $1,114     $2,400

NATIONS SMALL COMPANY FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE ADVISER'S SMALLCAP GROWTH STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 76.

WHY INVEST IN A SMALL COMPANY FUND?

A SMALL COMPANY FUND INVESTS IN SMALLER COMPANIES WITH PROMISING PRODUCTS OR THAT ARE OPERATING IN A DYNAMIC FIELD. THESE COMPANIES CAN HAVE STRONGER POTENTIAL FOR RAPID EARNINGS GROWTH THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK THAN LARGER, MORE ESTABLISHED COMPANIES.

THE TEAM LOOKS FOR COMPANIES WHOSE EARNINGS ARE GROWING QUICKLY, AND WHOSE SHARE PRICES ARE REASONABLY VALUED.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Small Company Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in companies with a market capitalization of $2 billion or less.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  - company meetings/conferences

  - independent industry analysis

  - systematic analysis

  - Wall Street (brokerage) research

The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  - gaining an in-depth understanding of the company's business

  - evaluating the company's growth potential, risks and competitive strengths

  - discussing its growth strategy with company management

  - validating the growth strategy with external research

The team will only invest in a company when its stock price is believed to be attractive relative to its forecasted growth.

The team may sell a security when its price reaches a target set by the team, if the company's growth prospects are deteriorating, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's and Fund's investment objectives, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Master Portfolio may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Small Company Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - SMALL COMPANY RISK -- Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               19.92%   19.47%    1.22%   54.51%   -1.83%   -12.22%  -27.97%  37.12%    9.94%



               *Year-to-date return as of June 30, 2005: -1.26%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           43.14%
         WORST: 3RD QUARTER 1998:         -25.80%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell 2000 Growth Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The index is unmanaged, weighted by market capitalization, is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES              3.65%   -2.48%     7.67%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  3.65%   -2.95%     6.92%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          2.37%   -2.20%     6.42%



         CLASS B SHARES RETURNS BEFORE TAXES              4.11%   -2.41%     7.64%



         CLASS C SHARES RETURNS BEFORE TAXES              8.13%   -2.06%     3.55%



         RUSSELL 2000 GROWTH INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)       14.31%   -3.57%     4.89%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE DECEMBER 12, 1995, DECEMBER 12, 1995 AND SEPTEMBER 22, 1997, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF CLASS A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)    5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                              0.86%     0.86%     0.86%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.12%     0.12%     0.12%
                                                          -----     -----     -----



         Total annual Fund operating expenses(7)         1.23%     1.98%     1.98%
                                                        =======   =======   =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the examples below include the Fund's portion of the fees and expenses deducted from the Master Portfolio Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.69% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to 1 billion; and 0.60% for assets in excess of $1 billion.

      (7)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.40%, 2.15% and 2.15%, respectively, for Class A, Class B and Class C shares until July 31, 2006. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $688     $928     $1,187     $1,924



         CLASS B SHARES                          $696     $906     $1,242     $2,059



         CLASS C SHARES                          $296     $606     $1,042     $2,254

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $196     $606     $1,042     $2,059



         CLASS C SHARES                          $196     $606     $1,042     $2,254

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
6. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a

        Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of Nations Asset Allocation Fund's portfolio holdings for each calendar quarter will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 30 calendar days following each quarter-end and will remain posted on the website for three months. Lastly, a complete list of each Fund's portfolio holdings for each calendar month will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for the Funds in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL
MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which asset management team or portfolio managers are responsible for making the day-to-day investment decisions for each Fund for which the Adviser has not engaged an investment sub-adviser. In addition, the table tells you the individual members that make up the teams. The professional biographies of the portfolio managers and team members follow the table. The SAI provides additional information about the compensation of the portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Portfolios.

FUND                   TEAM/PORTFOLIO MANAGERS         TEAM MEMBERS
NATIONS CONVERTIBLE    INCOME STRATEGIES TEAM          RICHARD DAHLBERG,
  SECURITIES FUND                                      EDWARD PAIK, YANFANG
                                                       (EMMA) YAN

NATIONS ASSET          VIKRAM KURIYAN (EQUITY          NOT TEAM MANAGED
  ALLOCATION FUND      PORTION) LEONARD APLET,
                       RICHARD CUTTS (FIXED INCOME,
                       MONEY MARKET PORTIONS)

NATIONS VALUE FUND     VALUE STRATEGIES TEAM           LORI ENSINGER, DAVID
                                                       HOFFMAN, NOAH
                                                       PETRUCCI, DIANE SOBIN

NATIONS MIDCAP VALUE   VALUE STRATEGIES TEAM           LORI ENSINGER, DAVID
  FUND                                                 HOFFMAN, NOAH
                                                       PETRUCCI, DIANE SOBIN

NATIONS STRATEGIC      CORE STRATEGIES TEAM            BRIAN CONDON, CRAIG
  GROWTH FUND(1)                                       LEOPOLD, GEORGE
                                                       MARIS, ROBERT
                                                       MCCONNAUGHEY, COLIN
                                                       MOORE, PETER SANTORO,
                                                       SEAN WILSON

NATIONS SMALLCAP       VALUE STRATEGIES TEAM           JARL GINSBERG,
  VALUE FUND(1)                                        CHRISTIAN STADLINGER

NATIONS SMALL COMPANY  SMALLCAP GROWTH STRATEGIES      DANIEL COLE, CHRIS
  FUND(1)              TEAM                            PINENO


(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN NATIONS STRATEGIC GROWTH MASTER PORTFOLIO, NATIONS SMALLCAP VALUE MASTER PORTFOLIO AND NATIONS SMALL COMPANY MASTER PORTFOLIO, RESPECTIVELY. THE ADVISER IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

                                                       BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND     DURING PAST FIVE YEARS
  LEONARD APLET        NATIONS ASSET ALLOCATION FUND   COLUMBIA MANAGEMENT --
                       SINCE OCTOBER 2004              PORTFOLIO MANAGER SINCE 1987



  DANIEL COLE          NATIONS SMALL COMPANY FUND      COLUMBIA MANAGEMENT --
                       SINCE SEPTEMBER 2001            PORTFOLIO MANAGER SINCE 2001
                                                       NEUBERGER BERMAN -- PORTFOLIO
                                                       MANAGER FROM 1999-2001



  BRIAN CONDON         NATIONS STRATEGIC GROWTH FUND   COLUMBIA MANAGEMENT --
                       SINCE NOVEMBER 2004             PORTFOLIO MANAGER SINCE 1999



  RICHARD CUTTS        NATIONS ASSET ALLOCATION FUND   COLUMBIA MANAGEMENT --
                       SINCE FEBRUARY 2005             PORTFOLIO MANAGER SINCE 1994



  RICHARD DAHLBERG     NATIONS CONVERTIBLE SECURITIES  COLUMBIA MANAGEMENT --
                       FUND SINCE 2004                 PORTFOLIO MANAGER SINCE 2003
                                                       GRANTHAM, MAYO & VAN
                                                       OTTERLOO -- PORTFOLIO MANAGER
                                                       FROM 2001-2002
                                                       PIONEER INVESTMENT
                                                       MANAGEMENT -- HEAD OF VALUE
                                                       STRATEGIES FROM 1998-2001



  LORI ENSINGER        NATIONS VALUE FUND SINCE 2001   COLUMBIA MANAGEMENT --
                                                       PORTFOLIO MANAGER SINCE 2001
                       NATIONS MIDCAP VALUE FUND       ZURICH SCUDDER INVESTMENTS --
                       SINCE JUNE 2001                 DIRECTED INVESTMENT STRATEGY
                                                       FOR ALL INSTITUTIONAL ASSETS
                                                       FROM 1999-2001



  JARL GINSBERG        NATIONS SMALLCAP VALUE FUND     COLUMBIA MANAGEMENT --
                       SINCE 2003                      PORTFOLIO MANAGER SINCE 2003
                                                       PILGRIM, BAKER, &
                                                       ASSOCIATES -- RESEARCH
                                                       ANALYST FROM 2002-2003
                                                       BLACKROCK INC. -- CO-MANAGER
                                                       AND ANALYST FROM 1998-2002



  DAVID HOFFMAN        NATIONS VALUE FUND SINCE JUNE   COLUMBIA MANAGEMENT --
                       2004                            PORTFOLIO MANAGER SINCE 2001
                                                       ZURICH SCUDDER INVESTMENTS --
                       NATIONS MIDCAP VALUE FUND       VICE PRESIDENT SINCE
                       SINCE 2004                      1999-2001



  VIKRAM KURIYAN       NATIONS ASSET ALLOCATION FUND   COLUMBIA MANAGEMENT --
                       SINCE FEBRUARY 2005             PORTFOLIO MANAGER SINCE 2000



  CRAIG LEOPOLD        NATIONS STRATEGIC GROWTH FUND   COLUMBIA MANAGEMENT --
                       SINCE JUNE 2005                 PORTFOLIO MANAGER SINCE 2003
                                                       ROCKEFELLER & COMPANY --
                                                       PORTFOLIO MANAGER FROM 2000-
                                                       2003



  GEORGE MARIS         NATIONS STRATEGIC GROWTH FUND   COLUMBIA MANAGEMENT --
                       SINCE JUNE 2005                 PORTFOLIO MANAGER SINCE 2004
                                                       PUTNAM
                                                       INVESTMENTS -- PORTFOLIO
                                                       MANAGER FROM 2000-2004



  ROBERT MCCONNAUGHEY  NATIONS STRATEGIC GROWTH FUND   COLUMBIA MANAGEMENT --
                       SINCE JUNE 2005                 PORTFOLIO MANAGER SINCE 2002
                                                       CITIGROUP ASSET MANAGEMENT --
                                                       ASSOCIATE DIRECTOR OF
                                                       RESEARCH FROM 2000-2002



  COLIN MOORE          NATIONS STRATEGIC GROWTH FUND   COLUMBIA MANAGEMENT --
                       SINCE JULY 2004                 PORTFOLIO MANAGER SINCE 2002
                                                       PUTNAM
                                                       INVESTMENTS -- PORTFOLIO
                                                       MANAGER FROM 2000-2001



  EDWARD PAIK          NATIONS CONVERTIBLE SECURITIES  COLUMBIA MANAGEMENT --
                       FUND SINCE 2001                 PORTFOLIO MANAGER SINCE 2000




                                                       BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND     DURING PAST FIVE YEARS
  NOAH PETRUCCI        NATIONS VALUE FUND SINCE        COLUMBIA MANAGEMENT --
                       FEBRUARY 2002                   PORTFOLIO MANAGER SINCE 2002
                                                       ZURICH SCUDDER INVESTMENTS --
                       NATIONS MIDCAP VALUE FUND       ASSOCIATE PRODUCT
                       SINCE FEBRUARY 2002             SPECIALIST/PORTFOLIO MANAGER
                                                       FROM 2000-2001



  CHRIS PINENO         NATIONS SMALL COMPANY FUND      COLUMBIA MANAGEMENT --
                       SINCE JANUARY 1997              PORTFOLIO MANAGER SINCE 1998



  PETER SANTORO        NATIONS STRATEGIC GROWTH FUND   COLUMBIA MANAGEMENT --
                       SINCE JUNE 2005                 PORTFOLIO MANAGER SINCE 2003
                                                       ROCKEFELLER & COMPANY --
                                                       PORTFOLIO MANAGER FROM 2000-
                                                       2003



  DIANE SOBIN          NATIONS VALUE FUND SINCE        COLUMBIA MANAGEMENT --
                       AUGUST 2001                     PORTFOLIO MANAGER SINCE 2001
                                                       ZURICH SCUDDER INVESTMENTS --
                       NATIONS MIDCAP VALUE FUND       SENIOR PORTFOLIO MANAGER FROM
                       SINCE NOVEMBER 2001             1999-2001



  CHRISTIAN            NATIONS SMALLCAP VALUE FUND     COLUMBIA MANAGEMENT --
  STADLINGER           SINCE 2002                      PORTFOLIO MANAGER SINCE 2002
                                                       BLACKROCK INC. -- PORTFOLIO
                                                       MANAGER FROM 1996-2002



  SEAN WILSON          NATIONS STRATEGIC GROWTH FUND   COLUMBIA MANAGEMENT --
                       SINCE JULY 2004                 PORTFOLIO MANAGER SINCE 2003
                                                       ROCKEFELLER & COMPANY --
                                                       PORTFOLIO MANAGER FROM 1995-
                                                       2003



  YANFANG (EMMA) YAN   NATIONS CONVERTIBLE SECURITIES  COLUMBIA MANAGEMENT --
                       FUND SINCE 2001                 PORTFOLIO MANAGER SINCE 2001
                                                       PUTNAM INVESTMENTS -- VICE
                                                       PRESIDENT FROM 1999-2001

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser uses part of this money to pay investment sub-advisers for the services they provide to certain Funds.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                                         ACTUAL FEE
                                                            MAXIMUM       PAID LAST
                                                          ADVISORY FEE   FISCAL YEAR
  NATIONS CONVERTIBLE SECURITIES FUND                        0.65%          0.63%



  NATIONS ASSET ALLOCATION FUND                              0.60%          0.53%



  NATIONS VALUE FUND                                         0.60%(2)       0.61%



  NATIONS MIDCAP VALUE FUND                                  0.65%          0.65%



  NATIONS STRATEGIC GROWTH FUND(1)                           0.60%(2)       0.62%



  NATIONS MARSICO GROWTH FUND(1)                             0.75%          0.72%



  NATIONS MARSICO FOCUSED EQUITIES FUND(1)                   0.75%          0.72%



  NATIONS MARSICO MIDCAP GROWTH FUND                         0.65%          0.65%



  NATIONS MARSICO 21ST CENTURY FUND(1)                       0.75%          0.75%



  NATIONS SMALLCAP VALUE FUND(1)                             0.70%(2)       0.83%



  NATIONS SMALL COMPANY FUND(1)                              0.70%(2)       0.84%




(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN NATIONS STRATEGIC GROWTH MASTER PORTFOLIO, NATIONS MARSICO GROWTH MASTER PORTFOLIO, NATIONS MARSICO FOCUSED EQUITIES MASTER PORTFOLIO, NATIONS MARSICO 21ST CENTURY MASTER PORTFOLIO, NATIONS SMALLCAP VALUE MASTER PORTFOLIO AND NATIONS SMALL COMPANY MASTER PORTFOLIO, RESPECTIVELY. THE ADVISER IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

(2)THIS FEE IS THE CURRENT MAXIMUM CONTRACT LEVEL, WHICH HAS BEEN REDUCED FROM THE CONTRACT LEVEL THAT WAS IN EFFECT DURING A PORTION OF THE LAST FISCAL YEAR.

INVESTMENT SUB-ADVISERS

Nations Funds and the Adviser engage one or more investment sub-advisers for certain Funds to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Nations Funds and the Adviser have engaged the following investment sub-adviser to provide day-to-day portfolio management for certain Funds. This sub-adviser functions under the supervision of the Adviser and the Board of Nations Funds.

Information about the sub-advisers and the portfolio managers and/or team members of the sub-advisers that are responsible for the day-to-day investment decisions for the Funds is provided below. The SAI provides additional information about the compensation of these portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Funds.

--------------------------------------------------------------------------------

MARSICO CAPITAL
MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America in January 2001. Marsico Capital provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

Marsico Capital is the investment sub-adviser to:

  - Nations Marsico Growth Master Portfolio

  - Nations Marsico Focused Equities Master Portfolio

  - Nations Marsico MidCap Growth Fund

  - Nations Marsico 21st Century Master Portfolio

THOMAS F. MARSICO, is the Chief Investment Officer of Marsico Capital, and manages the investment program of Nations Marsico Focused Equities Master Portfolio and Nations Marsico Growth Master Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital in 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

CORYDON J. GILCHRIST, CFA, is the portfolio manager of Nations Marsico 21st Century Master Portfolio and Nations Marsico MidCap Growth Fund. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he was on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds (excluding Nations Asset Allocation Fund, Nations Marsico Growth Fund, Nations Marsico Focused Equities Fund, Nations Marsico MidCap Growth Fund and Nations Marsico 21st Century Fund) pay Columbia Management Advisors, Inc. a fee of 0.17% for its services, plus certain out-of-pocket expenses. Nations Marsico MidCap Growth Fund pays Columbia Management Advisors, Inc. a fee of 0.23% for its services, plus certain out-of-pocket expenses. Nations Marsico Growth Fund, Nations Marsico Focused Equities Fund, and Nations Marsico 21st Century Fund pay Columbia Management Advisors, Inc. a fee of 0.22% for its services, plus certain out of pocket expenses. Nations Asset Allocation Fund pays Columbia Management Advisors, Inc. a fee of 0.12% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

[ABC GRAPHIC]

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below compares the charges and fees and other features of the share classes.

                                 CLASS A              CLASS B             CLASS C
                                 SHARES               SHARES              SHARES
  MAXIMUM AMOUNT YOU CAN
    BUY                         NO LIMIT              $50,000           $1 MILLION



  MAXIMUM FRONT-END SALES
    CHARGE                        5.75%                NONE                NONE



  MAXIMUM DEFERRED SALES
    CHARGE                       NONE(1)             5.00%(2)            1.00%(3)



  MAXIMUM ANNUAL                                       0.75%               0.75%
    DISTRIBUTION AND              0.25%            DISTRIBUTION        DISTRIBUTION
    SHAREHOLDER SERVICING     DISTRIBUTION        (12B-1) FEE AND     (12B-1) FEE AND
    FEES                   (12B-1)/SERVICE FEE   0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE              NONE                  YES                NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



[A SHARES GRAPHIC] ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you received shares from reinvested distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                        SALES CHARGE(1)    AMOUNT RETAINED
                                      SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                       AS A % OF THE      NET AMOUNT        AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED        OFFERING PRICE
           $0 - $49,999                    5.75%             6.10%              5.00%



           $50,000 - $99,999               4.50%             4.71%              3.75%



           $100,000 - $249,999             3.50%             3.63%              2.75%



           $250,000 - $499,999             2.50%             2.56%              2.00%



           $500,000 - $999,999             2.00%             2.04%              1.75%



           $1,000,000 OR MORE              0.00%             0.00%           1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      Your selling agent receives a cumulative commission from the Distributor when you purchase $1 million or more of Class A shares, as follows:

         $0 - $2,999,999                                                 1.00%



         $3 MILLION - $49,999,999                                        0.50%



         $25 MILLION OR MORE                                             0.25%

      The commission to selling agents for Class A share purchases of $50 million or more is paid beginning in the 13th month but only to the extent the shares remain outstanding. For certain group retirement plans, selling agents will receive a 1% finder's fee from $0-$3 million.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



[B SHARES GRAPHIC] ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Nations Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                       YOU'LL PAY A CDSC OF:
         --------------------------------------------------------------------------------------
                                           SHARES YOU
                                             BOUGHT            SHARES YOU BOUGHT BETWEEN
                                             AFTER              8/1/1998 AND 11/15/1998
                                           11/15/1998          IN THE FOLLOWING AMOUNTS:
                                           ----------   ---------------------------------------
                                                                        $250,000 -   $500,000 -
                                                        $0 - $249,999    $499,999     $999,999
         THE FIRST YEAR YOU OWN THEM          5.0%          5.0%           3.0%         2.0%



         THE SECOND YEAR YOU OWN THEM         4.0%          4.0%           2.0%         1.0%



         THE THIRD YEAR YOU OWN THEM          3.0%          3.0%           1.0%         NONE



         THE FOURTH YEAR YOU OWN THEM         3.0%          3.0%           NONE         NONE



         THE FIFTH YEAR YOU OWN THEM          2.0%          2.0%           NONE         NONE



         THE SIXTH YEAR YOU OWN THEM          1.0%          1.0%           NONE         NONE



         AFTER SIX YEARS OF OWNING THEM       NONE          NONE           NONE         NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Class A shares according to the following schedule:

                                                                WILL CONVERT TO
                                                                CLASS A SHARES
         CLASS B SHARES YOU BOUGHT                        AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                  EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998



           $0 - $249,999                                          NINE YEARS



           $250,000 - $499,999                                     SIX YEARS



           $500,000 - $999,999                                    FIVE YEARS



         BEFORE AUGUST 1, 1997                                    NINE YEARS

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15(th) day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Nations Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


[C SHARES GRAPHIC] ABOUT CLASS C SHARES

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases over $1 million may be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID FOR MORE INFORMATION.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a waived or reduced front-end sales charge (often referred to as "breakpoint discounts") or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and at www.nationsfunds.com and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

      The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Nations Funds.

      The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Nations Fund family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES
      (Class A shares)

      There are two ways you can lower the front-end sales charge you pay on Class A shares:

         - RIGHTS OF ACCUMULATION
            The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

         - STATEMENT OF INTENT
            You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
          The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - Individual accounts

           - Joint accounts

           - Certain IRA accounts

           - Certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Nations Fund shares. The value of your investment in a Nations Money Market Fund held in an eligible account may be aggregated with your investments in other funds in the Nations Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Nations Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.nationsfunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

         - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

         - banks, trust companies and thrift institutions acting as fiduciaries

         - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

         - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

         - registered broker/dealer firms that have entered into a Nations Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

         - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

         - employees or partners of any service provider to the Funds

         - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

         - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

         - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

         - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

           - have at least $500,000 invested in Class A shares of Nations Funds (except Money Market Funds), or

           - sign a letter of intent to buy at least $500,000 of Class A shares of Nations Funds (except Money Market Funds), or

           - be an employer-sponsored plan with at least 100 eligible participants, or

           - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

         - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Class A, Class B and Class C shares)

      You won't pay a CDSC on the following transactions:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Nations Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(BUYING, SELLING AND TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contract their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A. You can invest up to
                                         - $25 for traditional and Roth IRAs,       $50,000 in Class B shares. Class C
                                         and Coverdell Education Savings            share purchases are limited to $1
                                           Accounts                                 million.
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan
                                           accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts


                  Using our              minimum initial investment:                You can buy shares any day of a month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50


Selling shares    In a lump sum          - shares sold by telephone are limited     A Fund will generally send proceeds
                                         to $100,000 in a 30-day period             from the sale to you within seven days
                                         - other restrictions may apply to          (usually on the next business day after
                                           withdrawals from retirement plan         your request is received in "good
                                           accounts                                 form"). However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.


                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                         fee based accounts                         withdrawals any day of the month on a
                                                                                    monthly, quarterly or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a class.


Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class A
  shares                                   exchanges                                shares for Class A shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.


                                                                                    You can generally exchange your Class B
                                                                                    shares for Class B shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.


                                                                                    You can generally exchange your Class C
                                                                                    shares for Class C shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.

                                                                                    You won't pay a front-end sales charge
                                                                                    or CDSC on the shares you're
                                                                                    exchanging. There may be an additional
                                                                                    sales charge if exchanging from a Money
                                                                                    Market Fund. Redemption fees may apply.


                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT




      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts or for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to $100,000 of shares by telephone in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of a Fund for Class A shares of any other Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Class A shares was of a Nations Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of a Fund for Class B shares of any other Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Class C shares of a Nations Money Market Fund through an exchange of Class B shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Class C shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of a Fund for Class C shares of any other Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange.

      The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                        MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                           AND SHAREHOLDER SERVICING FEES
                                    (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES         0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEE



  CLASS B SHARES         0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING FEE



  CLASS C SHARES         0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:
  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

     - up to 1.00% of the offering price per share of Class A shares

     - up to 1.00% of the net asset value per share of Class B shares

     - up to 1.00% of the net asset value per share of Class C shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' Transfer Agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes

(DISTRIBUTIONS AND TAXES)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently.

                                                          FREQUENCY OF DECLARATION
                                                               AND PAYMENT OF
                           FUND                             INCOME DISTRIBUTIONS
  NATIONS CONVERTIBLE SECURITIES FUND                            QUARTERLY



  NATIONS ASSET ALLOCATION FUND                                  QUARTERLY



  NATIONS VALUE FUND                                             QUARTERLY



  NATIONS MIDCAP VALUE FUND                                      QUARTERLY



  NATIONS STRATEGIC GROWTH FUND                                   ANNUALLY



  NATIONS MARSICO GROWTH FUND                                     ANNUALLY



  NATIONS MARSICO FOCUSED EQUITIES FUND                           ANNUALLY



  NATIONS MARSICO MIDCAP GROWTH FUND                              ANNUALLY



  NATIONS MARSICO 21ST CENTURY FUND                               ANNUALLY



  NATIONS SMALLCAP VALUE FUND                                     ANNUALLY



  NATIONS SMALL COMPANY FUND                                      ANNUALLY




Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT


Distributions of a Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CONVERTIBLE SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS A SHARES                              03/31/05#           03/31/04#           03/31/03#           03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $17.33              $13.77              $16.02              $16.04
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.43                0.47                0.47                0.59
  Net realized and unrealized gain/(loss)
    on investments                               0.24                3.53               (2.25)              (0.04)
  Net increase/(decrease) in net asset
    value from operations                        0.67                4.00               (1.78)               0.55
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.50)              (0.44)              (0.47)              (0.52)
  Distributions from net realized gains         (0.15)                --                  --                (0.05)
  Total dividends and distributions             (0.65)              (0.44)              (0.47)              (0.57)
  Net asset value, end of period                $17.35              $17.33              $13.77              $16.02
  TOTAL RETURN++                                3.87%               29.32%             (11.18)%             3.48%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $373,390            $398,485            $292,622            $321,858
  Ratio of operating expenses to average
    net assets(a)(c)                            1.16%              1.19%(d)             1.22%               1.25%
  Ratio of net investment income/(loss)
    to average net assets                       2.50%               2.94%               3.34%               3.53%
  Portfolio turnover rate                        37%                 91%                 57%                 50%
  Ratio of operating expenses to average
    net assets with waivers and/or
    expense reimbursements(a)                  1.19%(b)            1.22%(e)             1.22%               1.25%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $22.17
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.51
  Net realized and unrealized gain/(loss)
    on investments                               (2.05)
  Net increase/(decrease) in net asset
    value from operations                        (1.54)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.55)
  Distributions from net realized gains          (4.04)
  Total dividends and distributions              (4.59)
  Net asset value, end of period                 $16.04
  TOTAL RETURN++                                (7.88)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $315,857
  Ratio of operating expenses to average
    net assets(a)(c)                             1.24%
  Ratio of net investment income/(loss)
    to average net assets                        2.86%
  Portfolio turnover rate                         73%
  Ratio of operating expenses to average
    net assets with waivers and/or
    expense reimbursements(a)                    1.25%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.16% for Class A shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.20% for Class A shares.

NATIONS CONVERTIBLE SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $17.15               $13.64               $15.88               $15.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.30                 0.35                 0.36                 0.45
  Net realized and unrealized gain/(loss)
    on investments                               0.23                 3.48                (2.24)               (0.03)
  Net increase/(decrease) in net asset
    value from operations                        0.53                 3.83                (1.88)                0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.32)               (0.36)               (0.41)
  Distributions from net realized gains         (0.15)                 --                   --                 (0.05)
  Total dividends and distributions             (0.52)               (0.32)               (0.36)               (0.46)
  Net asset value, end of period                $17.16               $17.15               $13.64               $15.88
  TOTAL RETURN++                                 3.08%               28.30%              (11.83)%               2.68%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $143,194             $154,322             $111,468              $90,408
  Ratio of operating expenses to average
    net assets(a)(b)                             1.91%              1.94%(d)               1.97%                2.00%
  Ratio of net investment income/(loss)
    to average net assets                        1.75%                2.19%                2.59%                2.78%
  Portfolio turnover rate                         37%                  91%                  57%                  50%
  Ratio of operating expenses to average
    net assets with waivers and/or
    expense reimbursements(a)                  1.91%(c)             1.97%(e)               1.97%                2.00%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $22.06
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.35
  Net realized and unrealized gain/(loss)
    on investments                               (2.00)
  Net increase/(decrease) in net asset
    value from operations                        (1.65)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.45)
  Distributions from net realized gains          (4.04)
  Total dividends and distributions              (4.49)
  Net asset value, end of period                 $15.92
  TOTAL RETURN++                                 (8.49)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $49,763
  Ratio of operating expenses to average
    net assets(a)(b)                              1.99%
  Ratio of net investment income/(loss)
    to average net assets                         2.08%
  Portfolio turnover rate                          73%
  Ratio of operating expenses to average
    net assets with waivers and/or
    expense reimbursements(a)                     2.00%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.91% for Class B shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.95% for Class B shares.

NATIONS CONVERTIBLE SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $17.31               $13.77               $16.04               $16.08
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.30                 0.35                 0.36                 0.45
  Net realized and unrealized gain/(loss)
    on investments                               0.25                 3.52                (2.26)               (0.03)
  Net increase/(decrease) in net asset
    value from operations                        0.55                 3.87                (1.90)                0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.33)               (0.37)               (0.41)
  Distributions from net realized gains         (0.15)                 --                   --                 (0.05)
  Total dividends and distributions             (0.52)               (0.33)               (0.37)               (0.46)
  Net asset value, end of period                $17.34               $17.31               $13.77               $16.04
  TOTAL RETURN++                                 3.16%               28.31%              (11.89)%               2.66%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $66,844              $71,205              $30,293              $20,370
  Ratio of operating expenses to average
    net assets(a)(b)                             1.91%              1.94%(d)               1.97%                2.00%
  Ratio of net investment income/(loss)
    to average net assets                        1.75%                2.19%                2.59%                2.78%
  Portfolio turnover rate                         37%                  91%                  57%                  50%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.94%(c)             1.97%(e)               1.97%                2.00%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $22.23
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.35
  Net realized and unrealized gain/(loss)
    on investments                               (2.02)
  Net increase/(decrease) in net asset
    value from operations                        (1.67)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.44)
  Distributions from net realized gains          (4.04)
  Total dividends and distributions              (4.48)
  Net asset value, end of period                 $16.08
  TOTAL RETURN++                                 (8.50)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $9,827
  Ratio of operating expenses to average
    net assets(a)(b)                              1.99%
  Ratio of net investment income/(loss)
    to average net assets                         2.08%
  Portfolio turnover rate                          73%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     2.00%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.91% for Class C shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.95% for Class C shares.

NATIONS ASSET ALLOCATION FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $20.20               $16.44               $19.92               $20.32
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 0.31(b)               0.25                 0.29                 0.39
  Net realized and unrealized gain/(loss)
    on investments                              0.65(c)               3.80                (3.48)               (0.40)
  Net increase/(decrease) in net asset
    value from operations                        0.96                 4.05                (3.19)               (0.01)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.32)               (0.29)               (0.29)               (0.36)
  Distributions from net realized gains           --                   --                   --                 (0.03)
  Total dividends and distributions             (0.32)               (0.29)               (0.29)               (0.39)
  Net asset value, end of period                $20.84               $20.20               $16.44               $19.92
  TOTAL RETURN++                               4.80%(d)              24.73%              (16.05)%              (0.05)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $109,409             $106,642              $88,011             $223,579
  Ratio of operating expenses to average
    net assets(a)                              1.25%(e)             1.29%(e)             1.29%(e)               1.28%
  Ratio of net investment income/(loss)
    to average net assets                        1.50%                1.33%                1.58%                1.85%
  Portfolio turnover rate                        136%                 189%                 315%                 226%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.32%                1.32%                1.29%                1.28%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $24.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.50
  Net realized and unrealized gain/(loss)
    on investments                               (2.82)
  Net increase/(decrease) in net asset
    value from operations                        (2.32)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.50)
  Distributions from net realized gains          (1.21)
  Total dividends and distributions              (1.71)
  Net asset value, end of period                 $20.32
  TOTAL RETURN++                                (10.05)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $231,520
  Ratio of operating expenses to average
    net assets(a)                               1.23%(e)
  Ratio of net investment income/(loss)
    to average net assets                         2.20%
  Portfolio turnover rate                          88%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.25%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.
(c) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.01 for Class A shares.
(d) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.73% for Class A shares.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS ASSET ALLOCATION FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $20.04               $16.31               $19.81               $20.22
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 0.15(b)               0.11                 0.15                 0.23
  Net realized and unrealized gain/(loss)
    on investments                              0.64(c)               3.76                (3.47)               (0.39)
  Net increase/(decrease) in net asset
    value from operations                        0.79                 3.87                (3.32)               (0.16)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.16)               (0.14)               (0.18)               (0.22)
  Distributions from net realized gains           --                   --                   --                 (0.03)
  Total dividends and distributions             (0.16)               (0.14)               (0.18)               (0.25)
  Net asset value, end of period                $20.67               $20.04               $16.31               $19.81
  TOTAL RETURN++                               3.97%(d)              23.79%              (16.80)%              (0.77)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $43,962              $64,122              $72,344             $124,983
  Ratio of operating expenses to average
    net assets(a)                              2.00%(e)             2.04%(e)             2.04%(e)               2.03%
  Ratio of net investment income/(loss)
    to average net assets                        0.75%                0.58%                0.83%                1.10%
  Portfolio turnover rate                        136%                 189%                 315%                 226%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    2.07%                2.07%                2.04%                2.03%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $24.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.33
  Net realized and unrealized gain/(loss)
    on investments                               (2.81)
  Net increase/(decrease) in net asset
    value from operations                        (2.48)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.33)
  Distributions from net realized gains          (1.21)
  Total dividends and distributions              (1.54)
  Net asset value, end of period                 $20.22
  TOTAL RETURN++                                (10.73)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $104,745
  Ratio of operating expenses to average
    net assets(a)                               1.98%(e)
  Ratio of net investment income/(loss)
    to average net assets                         1.45%
  Portfolio turnover rate                          88%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     2.00%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.
(c) The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized/unrealized gain/(loss) on investments by $0.01 for Class B shares.
(d) Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.92% for Class B shares.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS ASSET ALLOCATION FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $20.02               $16.31               $19.84               $20.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 0.15(b)               0.11                 0.15                 0.24
  Net realized and unrealized gain/(loss)
    on investments                              0.65(c)               3.75                (3.48)               (0.40)
  Net increase/(decrease) in net asset
    value from operations                        0.80                 3.86                (3.33)               (0.16)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.17)               (0.15)               (0.20)               (0.21)
  Distributions from net realized gains           --                   --                   --                 (0.03)
  Total dividends and distributions             (0.17)               (0.15)               (0.20)               (0.24)
  Net asset value, end of period                $20.65               $20.02               $16.31               $19.84
  TOTAL RETURN++                               4.02%(d)              23.73%              (16.80)%              (0.78)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $2,628               $2,372               $1,992               $3,220
  Ratio of operating expenses to average
    net assets(a)                              2.00%(e)             2.04%(e)             2.04%(e)               2.03%
  Ratio of net investment income/(loss)
    to average net assets                        0.75%                0.58%                0.83%                1.10%
  Portfolio turnover rate                        136%                 189%                 315%                 226%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    2.07%                2.07%                2.04%                2.03%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $24.27
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.33
  Net realized and unrealized gain/(loss)
    on investments                               (2.82)
  Net increase/(decrease) in net asset
    value from operations                        (2.49)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.33)
  Distributions from net realized gains          (1.21)
  Total dividends and distributions              (1.54)
  Net asset value, end of period                 $20.24
  TOTAL RETURN++                                (10.74)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $2,532
  Ratio of operating expenses to average
    net assets(a)                               1.98%(e)
  Ratio of net investment income/(loss)
    to average net assets                         1.45%
  Portfolio turnover rate                          88%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     2.00%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.
(c) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized/unrealized gain/(loss) on investments by $0.01 for Class C shares.
(d) Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.95% for Class C shares.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.84                $8.46               $11.94               $12.38
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.17                 0.14                 0.11                 0.09
  Net realized and unrealized gain/(loss)
    on investments                               1.26                 3.36                (3.31)                0.58
  Net increase/(decrease) in net asset
    value from operations                        1.43                 3.50                (3.20)                0.67
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.17)               (0.12)               (0.10)               (0.08)
  Distributions from net realized gains           --                   --                 (0.18)               (1.03)
  Total dividends and distributions             (0.17)               (0.12)               (0.28)               (1.11)
  Net asset value, end of year                  $13.10               $11.84                $8.46               $11.94
  TOTAL RETURN++                                12.16%               41.51%              (27.17)%               5.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $292,037             $211,227              $43,364              $58,144
  Ratio of operating expenses to average
    net assets(a)                                1.02%             1.14%(c)(d)             1.22%              1.20%(c)
  Ratio of net investment income/(loss)
    to average net assets                        1.41%                1.24%                1.18%                0.77%
  Portfolio turnover rate                         52%                  69%                  75%                 135%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.15%(b)             1.21%(e)               1.22%                1.20%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.14
  Net realized and unrealized gain/(loss)
    on investments                               (0.43)
  Net increase/(decrease) in net asset
    value from operations                        (0.29)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.15)
  Distributions from net realized gains          (3.42)
  Total dividends and distributions              (3.57)
  Net asset value, end of year                   $12.38
  TOTAL RETURN++                                 (2.29)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $65,975
  Ratio of operating expenses to average
    net assets(a)                               1.19%(c)
  Ratio of net investment income/(loss)
    to average net assets                         1.03%
  Portfolio turnover rate                         181%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.19%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Class A shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.18% for Class A shares.

NATIONS VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.53                $8.25               $11.66               $12.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.08                 0.05                 0.03                0.00##
  Net realized and unrealized gain/(loss)
    on investments                               1.22                 3.27                (3.22)                0.59
  Net increase/(decrease) in net asset
    value from operations                        1.30                 3.32                (3.19)                0.59
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.08)               (0.04)               (0.04)               (0.03)
  Distributions from net realized gains           --                   --                 (0.18)               (1.03)
  Total dividends and distributions             (0.08)               (0.04)               (0.22)               (1.06)
  Net asset value, end of year                  $12.75               $11.53                $8.25               $11.66
  TOTAL RETURN++                                11.31%               40.30%              (27.72)%               4.66%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $84,756              $87,314              $37,399              $80,162
  Ratio of operating expenses to average
    net assets(a)                                1.77%             1.89%(c)(d)             1.97%              1.95%(c)
  Ratio of net investment income/(loss)
    to average net assets                        0.66%                0.49%                0.43%                0.02%
  Portfolio turnover rate                         52%                  69%                  75%                 135%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.90%(b)             1.96%(e)               1.97%                1.95%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $16.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.04
  Net realized and unrealized gain/(loss)
    on investments                               (0.43)
  Net increase/(decrease) in net asset
    value from operations                        (0.39)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.06)
  Distributions from net realized gains          (3.42)
  Total dividends and distributions              (3.48)
  Net asset value, end of year                   $12.13
  TOTAL RETURN++                                 (3.05)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $93,064
  Ratio of operating expenses to average
    net assets(a)                               1.94%(c)
  Ratio of net investment income/(loss)
    to average net assets                         0.28%
  Portfolio turnover rate                         181%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.94%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.87% for Class B shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.93% for Class B shares.

NATIONS VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.52                $8.24               $11.65               $12.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.08                 0.05                 0.04                0.00##
  Net realized and unrealized gain/(loss)
    on investments                               1.22                 3.27                (3.22)                0.58
  Net increase/(decrease) in net asset
    value from operations                        1.30                 3.32                (3.18)                0.58
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.07)               (0.04)               (0.05)               (0.03)
  Distributions from net realized gains           --                   --                 (0.18)               (1.03)
  Total dividends and distributions             (0.07)               (0.04)               (0.23)               (1.06)
  Net asset value, end of year                  $12.75               $11.52                $8.24               $11.65
  TOTAL RETURN++                                11.36%               40.29%              (27.72)%               4.58%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $17,210              $28,832              $4,694               $7,496
  Ratio of operating expenses to average
    net assets(a)                                1.77%             1.89%(c)(d)             1.97%              1.95%(c)
  Ratio of net investment income/(loss)
    to average net assets                        0.66%                0.49%                0.43%                0.02%
  Portfolio turnover rate                         52%                  69%                  75%                 135%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.90%(b)             1.96%(e)               1.97%                1.95%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.99
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.04
  Net realized and unrealized gain/(loss)
    on investments                               (0.42)
  Net increase/(decrease) in net asset
    value from operations                        (0.38)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.06)
  Distributions from net realized gains          (3.42)
  Total dividends and distributions              (3.48)
  Net asset value, end of year                   $12.13
  TOTAL RETURN++                                 (2.98)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $8,479
  Ratio of operating expenses to average
    net assets(a)                               1.94%(c)
  Ratio of net investment income/(loss)
    to average net assets                         0.28%
  Portfolio turnover rate                         181%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.94%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.87% for Class C shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.93% for Class C shares.

NATIONS MIDCAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS A SHARES                                  03/31/05                  03/31/04                  03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $12.77                    $8.71                     $11.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.13                      0.09                      0.08
  Net realized and unrealized gain/(loss)
    on investments                                2.23(b)                     4.06                     (2.60)
  Net increase/(decrease) in net asset
    value from operations                           2.36                      4.15                     (2.52)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.12)                    (0.09)                    (0.05)
  Distributions from net realized gains            (1.00)                      --                      (0.02)
  Total dividends and distributions                (1.12)                    (0.09)                    (0.07)
  Increase due to capital contributions             0.01
  Net asset value, end of period                   $14.02                    $12.77                    $8.71
  TOTAL RETURN++                                 19.90%(c)                   47.80%                   (22.36)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $10,258                    $8,121                    $3,270
  Ratio of operating expenses to average
    net assets(a)                                 1.20%(d)                   1.28%                     1.41%
  Ratio of net investment income/(loss)
    to average net assets                          0.99%                     0.79%                     0.86%
  Portfolio turnover rate                           61%                       79%                       98%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                      1.20%                     1.28%                     1.41%

                                                 PERIOD ENDED
  CLASS A SHARES                                  03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                      0.04
  Net realized and unrealized gain/(loss)
    on investments                                   1.30
  Net increase/(decrease) in net asset
    value from operations                            1.34
  LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.04)
  Distributions from net realized gains               --
  Total dividends and distributions                 (0.04)
  Increase due to capital contributions
  Net asset value, end of period                    $11.30
  TOTAL RETURN++                                    13.37%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $573
  Ratio of operating expenses to average
    net assets(a)                                   1.50%+
  Ratio of net investment income/(loss)
    to average net assets                           0.39%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                       2.28%+

* Nations MidCap Value Fund Class A shares commenced operations on November 20, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized/unrealized gain/(loss) on investments by $0.01 for Class A shares.
(c) Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 19.81% for Class A shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MIDCAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS B SHARES                                  03/31/05                  03/31/04                  03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $12.70                    $8.67                     $11.29
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.03                     0.00##                     0.01
  Net realized and unrealized gain/(loss)
    on investments                                2.20(b)                     4.05                     (2.59)
  Net increase/(decrease) in net asset
    value from operations                           2.23                      4.05                     (2.58)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.05)                    (0.02)                    (0.02)
  Distributions from net realized gains            (1.00)                      --                      (0.02)
  Total dividends and distributions                (1.05)                    (0.02)                    (0.04)
  Increase due to capital contributions             0.01
  Net asset value, end of period                   $13.89                    $12.70                    $8.67
  TOTAL RETURN++                                 18.91%(c)                   46.56%                   (22.93)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $4,447                    $3,650                    $1,961
  Ratio of operating expenses to average
    net assets(a)                                 1.95%(d)                   2.03%                     2.16%
  Ratio of net investment income/(loss)
    to average net assets                          0.24%                     0.04%                     0.11%
  Portfolio turnover rate                           61%                       79%                       98%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                      1.95%                     2.03%                     2.16%

                                                 PERIOD ENDED
  CLASS B SHARES                                  03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     (0.04)
  Net realized and unrealized gain/(loss)
    on investments                                   1.35
  Net increase/(decrease) in net asset
    value from operations                            1.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.02)
  Distributions from net realized gains               --
  Total dividends and distributions                 (0.02)
  Increase due to capital contributions
  Net asset value, end of period                    $11.29
  TOTAL RETURN++                                    13.14%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $524
  Ratio of operating expenses to average
    net assets(a)                                   2.25%+
  Ratio of net investment income/(loss)
    to average net assets                          (0.36)%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                       3.03%+

* Nations MidCap Value Fund Class B shares commenced operations on November 20, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized/unrealized gain/(loss) on investments by $0.01 for Class B shares.
(c) Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 18.82% for Class B shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MIDCAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS C SHARES                                  03/31/05                  03/31/04                  03/31/03
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $12.73                    $8.69                     $11.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.05                     0.00##                     0.01
  Net realized and unrealized gain/(loss)
    on investments                                2.19(b)                     4.05                     (2.59)
  Net increase/(decrease) in net asset
    value from operations                           2.24                      4.05                     (2.58)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.05)                    (0.01)                    (0.02)
  Distributions from net realized gains            (1.00)                      --                      (0.02)
  Total dividends and distributions                (1.05)                    (0.01)                    (0.04)
  Increase due to capital contributions             0.01
  Net asset value, end of period                   $13.93                    $12.73                    $8.69
  TOTAL RETURN++                                 18.97%(c)                   46.66%                   (22.89)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $944                      $684                      $362
  Ratio of operating expenses to average
    net assets(a)                                 1.95%(d)                   2.03%                     2.16%
  Ratio of net investment income/(loss)
    to average net assets                          0.36%                     0.04%                     0.11%
  Portfolio turnover rate                           61%                       79%                       98%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                      1.95%                     2.03%                     2.16%

                                                 PERIOD ENDED
  CLASS C SHARES                                  03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period              $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     (0.05)
  Net realized and unrealized gain/(loss)
    on investments                                   1.36
  Net increase/(decrease) in net asset
    value from operations                            1.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.00)##
  Distributions from net realized gains               --
  Total dividends and distributions                (0.00)##
  Increase due to capital contributions
  Net asset value, end of period                    $11.31
  TOTAL RETURN++                                    13.10%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $93
  Ratio of operating expenses to average
    net assets(a)                                   2.25%+
  Ratio of net investment income/(loss)
    to average net assets                          (0.36)%+
  Portfolio turnover rate                            19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                       3.03%+

* Nations MidCap Value Fund Class C shares commenced operations on November 20, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized/unrealized gain/(loss) on investments by $0.01 for Class C shares.
(c) Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 18.88% for Class C shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS STRATEGIC GROWTH FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $11.55                $8.76               $12.31               $12.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.10                 0.03                 0.04                (0.01)
  Net realized and unrealized gain/(loss)
    on investments                              0.45(a)               2.79                (3.56)               (0.11)
  Net increase/(decrease) in net asset
    value from operations                        0.55                 2.82                (3.52)               (0.12)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.10)               (0.03)               (0.03)               (0.01)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.10)               (0.03)               (0.03)               (0.01)
  Net asset value, end of period                $12.00               $11.55                $8.76               $12.31
  TOTAL RETURN++                               4.71%(b)              32.21%              (28.61)%              (0.97)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $213,513             $245,616             $213,691              $26,742
  Ratio of operating expenses to average
    net assets                                1.12%(f)(e)           1.18%(f)               1.19%              1.19%(d)
  Ratio of net investment income/(loss)
    to average net assets                        0.89%                0.27%                0.44%               (0.05)%
  Portfolio turnover rate                         --                   --                  15%##                 71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.15%(c)             1.21%(g)               1.19%              1.19%(d)

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $16.98
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.04)
  Net realized and unrealized gain/(loss)
    on investments                               (4.47)
  Net increase/(decrease) in net asset
    value from operations                        (4.51)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains          (0.03)
  Total dividends and distributions              (0.03)
  Net asset value, end of period                 $12.44
  TOTAL RETURN++                                (26.62)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $11,895
  Ratio of operating expenses to average
    net assets                                 1.19%(d)(e)
  Ratio of net investment income/(loss)
    to average net assets                        (0.34)%
  Portfolio turnover rate                          56%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.19%(d)

** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Strategic Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.
(a) The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was less than $0.01 for Class A shares.
(b) Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.70% for Class A shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursement would have been 1.13% for Class A shares.
(d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(e) The effect of interest expense on the operating expense ratio was less than 0.01% for the year ended March 31, 2004.
(f) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01% for the year ended March 31, 2004.
(g) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.18% for Class A shares.

NATIONS STRATEGIC GROWTH FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $11.21                $8.54               $12.07               $12.29
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.02                (0.05)               (0.03)               (0.10)
  Net realized and unrealized gain/(loss)
    on investments                              0.42(a)               2.72                (3.50)               (0.12)
  Net increase/(decrease) in net asset
    value from operations                        0.44                 2.67                (3.53)               (0.22)
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.00)##                --                (0.00)##             (0.00)##
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions            (0.00)##                --                (0.00)##             (0.00)##
  Net asset value, end of period                $11.65               $11.21                $8.54               $12.07
  TOTAL RETURN++                               3.93%(b)              31.26%              (29.23)%              (1.78)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $37,140              $44,571              $38,972              $8,358
  Ratio of operating expenses to average
    net assets                                1.87%(f)(e)           1.93%(f)               1.94%              1.94%(d)
  Ratio of net investment income/(loss)
    to average net assets                        0.14%               (0.48)%              (0.31)%              (0.80)%
  Portfolio turnover rate                         --                   --                 15%###                 71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.90%(c)             1.96%(g)               1.94%              1.94%(d)

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $16.90
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.14)
  Net realized and unrealized gain/(loss)
    on investments                               (4.44)
  Net increase/(decrease) in net asset
    value from operations                        (4.58)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains          (0.03)
  Total dividends and distributions              (0.03)
  Net asset value, end of period                 $12.29
  TOTAL RETURN++                                (27.16)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $6,758
  Ratio of operating expenses to average
    net assets                                 1.94%(d)(e)
  Ratio of net investment income/(loss)
    to average net assets                        (1.09)%
  Portfolio turnover rate                          56%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.94%(d)

** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Strategic Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
### Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.
(a) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was less than $0.01 for Class B shares.
(b) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.92% for Class B shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 13) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.88% for Class B shares.
(d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.
(f) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(g) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.93% for Class B shares.

NATIONS STRATEGIC GROWTH FUND**

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $11.21                $8.54               $12.08               $12.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.02                (0.05)               (0.03)               (0.10)
  Net realized and unrealized gain/(loss)
    on investments                              0.42(a)               2.72                (3.51)               (0.12)
  Net increase/(decrease) in net asset
    value from operations                        0.44                 2.67                (3.54)               (0.22)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.01)                 --                   --                (0.00)##
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.01)                 --                   --                (0.00)##
  Net asset value, end of period                $11.64               $11.21                $8.54               $12.08
  TOTAL RETURN++                               3.91%(b)              31.26%              (29.30)%              (1.78)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $14,899              $16,702              $12,857              $2,645
  Ratio of operating expenses to average
    net assets                                1.87%(e)(f)           1.93%(f)               1.94%              1.94%(d)
  Ratio of net investment income/(loss)
    to average net assets                        0.14%               (0.48)%              (0.31)%              (0.80)%
  Portfolio turnover rate                         --                   --                 15%###                 71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.90%(c)             1.96%(g)               1.94%              1.94%(d)

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $16.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.14)
  Net realized and unrealized gain/(loss)
    on investments                               (4.45)
  Net increase/(decrease) in net asset
    value from operations                        (4.59)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains          (0.03)
  Total dividends and distributions              (0.03)
  Net asset value, end of period                 $12.30
  TOTAL RETURN++                                (27.14)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $2,137
  Ratio of operating expenses to average
    net assets                                 1.94%(d)(e)
  Ratio of net investment income/(loss)
    to average net assets                        (1.09)%
  Portfolio turnover rate                          56%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.94%(d)

** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Strategic Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
### Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.
(a) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was less than $0.01 for Class C shares.
(b) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.90% for Class C shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 13) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.88% for Class C shares.
(d) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(e) The effect of interest expense on the operating expense ratio was less than 0.01%.
(f) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01% for the year ended March 31, 2004.
(g) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.93% for Class C shares.

NATIONS MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.80               $11.86               $14.72               $14.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.03)               (0.06)               (0.08)               (0.09)
  Net realized and unrealized gain/(loss)
    on investments                               1.27                 4.00                (2.78)               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        1.24                 3.94                (2.86)               (0.15)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of the year              $17.04               $15.80               $11.86               $14.72
  TOTAL RETURN++                                 7.85%               33.22%              (19.43)%              (1.01)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $988,948             $546,537             $279,840             $217,963
  Ratio of operating expenses to average
    net assets                                   1.30%                1.37%                1.42%                1.39%
  Ratio of net investment income/(loss)
    to average net assets                       (0.21)%              (0.42)%              (0.62)%              (0.64)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.33%(a)             1.39%(b)               1.42%                1.39%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $21.62
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.05)
  Net realized and unrealized gain/(loss)
    on investments                               (6.54)
  Net increase/(decrease) in net asset
    value from operations                        (6.59)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.16)
  Net asset value, end of the year               $14.87
  TOTAL RETURN++                                (30.63)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $164,031
  Ratio of operating expenses to average
    net assets                                    1.35%
  Ratio of net investment income/(loss)
    to average net assets                        (0.28)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.35%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.30% for Class A shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.37% for Class A shares.

NATIONS MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.12               $11.43               $14.29               $14.55
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.15)               (0.16)               (0.17)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               1.21                 3.85                (2.69)               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        1.06                 3.69                (2.86)               (0.26)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $16.18               $15.12               $11.43               $14.29
  TOTAL RETURN++                                 7.01%               32.28%              (20.01)%              (1.79)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $194,668             $200,270             $137,432             $209,503
  Ratio of operating expenses to average
    net assets                                   2.05%                2.12%                2.17%                2.14%
  Ratio of net investment income/(loss)
    to average net assets                       (0.96)%              (1.17)%              (1.37)%              (1.39)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.08%(a)             2.14%(b)               2.17%                2.14%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $21.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.18)
  Net realized and unrealized gain/(loss)
    on investments                               (6.42)
  Net increase/(decrease) in net asset
    value from operations                        (6.60)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.16)
  Net asset value, end of year                   $14.55
  TOTAL RETURN++                                (31.13)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $239,621
  Ratio of operating expenses to average
    net assets                                    2.10%
  Ratio of net investment income/(loss)
    to average net assets                        (1.03)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.10%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class B shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class B shares.

NATIONS MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.14               $11.44               $14.31               $14.57
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.15)               (0.17)               (0.17)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               1.21                 3.87                (2.70)               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        1.06                 3.70                (2.87)               (0.26)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $16.20               $15.14               $11.44               $14.31
  TOTAL RETURN++                                 7.00%               32.34%              (20.06)%              (1.78)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $352,016             $177,599              $55,913              $31,886
  Ratio of operating expenses to average
    net assets                                   2.05%                2.12%                2.17%                2.14%
  Ratio of net investment income/(loss)
    to average net assets                       (0.96)%              (1.17)%              (1.37)%              (1.39)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.08%(a)             2.14%(b)               2.17%                2.14%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $21.34
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.17)
  Net realized and unrealized gain/(loss)
    on investments                               (6.44)
  Net increase/(decrease) in net asset
    value from operations                        (6.61)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.16)
  Net asset value, end of year                   $14.57
  TOTAL RETURN++                                (31.10)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $32,365
  Ratio of operating expenses to average
    net assets                                    2.10%
  Ratio of net investment income/(loss)
    to average net assets                        (1.03)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.10%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class C shares.
(b) The effect of the non-recurring costs assumed by the Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class C shares.

NATIONS MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.79               $12.70               $15.77               $15.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.06)               (0.08)               (0.08)               (0.09)
  Net realized and unrealized gain/(loss)
    on investments                               0.94                 4.17                (2.99)                0.55
  Net increase/(decrease) in net asset
    value from operations                        0.88                 4.09                (3.07)                0.46
  LESS DISTRIBUTIONS:
  Distributions from net realized gains                                --                   --                   --
  Net asset value, end of year                  $17.67               $16.79               $12.70               $15.77
  TOTAL RETURN++                                 5.24%               32.20%              (19.47)%               3.00%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,256,948           $1,030,985            $537,958             $507,590
  Ratio of operating expenses to average
    net assets                                   1.30%                1.34%                1.37%                1.36%
  Ratio of net investment income/(loss)
    to average net assets                       (0.37)%              (0.49)%              (0.60)%              (0.58)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.33%(a)             1.37%(b)               1.37%                1.36%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.56
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.06)
  Net realized and unrealized gain/(loss)
    on investments                               (7.11)
  Net increase/(decrease) in net asset
    value from operations                        (7.17)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.08)
  Net asset value, end of year                   $15.31
  TOTAL RETURN++                                (31.80)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $491,437
  Ratio of operating expenses to average
    net assets                                    1.34%
  Ratio of net investment income/(loss)
    to average net assets                        (0.30)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.34%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.30% for Class A shares.
(b) The effect of the non-recurring costs assumed by the Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.34% for Class A shares.

NATIONS MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.08               $12.25               $15.33               $15.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.18)               (0.19)               (0.18)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               0.90                 4.02                (2.90)                0.53
  Net increase/(decrease) in net asset
    value from operations                        0.72                 3.83                (3.08)                0.33
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $16.80               $16.08               $12.25               $15.33
  TOTAL RETURN++                                 4.48%               31.27%              (20.09)%               2.20%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $517,489             $576,884             $462,082             $679,688
  Ratio of operating expenses to average
    net assets                                   2.05%                2.09%                2.12%                2.11%
  Ratio of net investment income/(loss)
    to average net assets                       (1.12)%              (1.24)%              (1.35)%              (1.33)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.08%(a)             2.12%(b)               2.12%                2.11%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.26
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               (6.98)
  Net increase/(decrease) in net asset
    value from operations                        (7.18)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.08)
  Net asset value, end of year                   $15.00
  TOTAL RETURN++                                (32.32)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $741,285
  Ratio of operating expenses to average
    net assets                                    2.09%
  Ratio of net investment income/(loss)
    to average net assets                        (1.05)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.09%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class B shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.09% for Class B shares.

NATIONS MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.13               $12.29               $15.38               $15.05
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.18)               (0.19)               (0.18)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               0.90                 4.03                (2.91)                0.53
  Net increase/(decrease) in net asset
    value from operations                        0.72                 3.84                (3.09)                0.33
  LESS DISTRIBUTIONS:
  Distributions from net realized gains                                --                   --                   --
  Net asset value, end of year                  $16.85               $16.13               $12.29               $15.38
  TOTAL RETURN++                                 4.46%               31.24%              (20.09)%               2.19%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $382,989             $342,885             $175,032             $188,842
  Ratio of operating expenses to average
    net assets                                   2.05%                2.09%                2.12%                2.11%
  Ratio of net investment income/(loss)
    to average net assets                       (1.12)%              (1.24)%              (1.35)%              (1.33)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.08%(a)             2.12%(b)               2.12%                2.11%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               (7.00)
  Net increase/(decrease) in net asset
    value from operations                        (7.20)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.08)
  Net asset value, end of year                   $15.05
  TOTAL RETURN++                                (32.31)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $203,642
  Ratio of operating expenses to average
    net assets                                    2.09%
  Ratio of net investment income/(loss)
    to average net assets                        (1.05)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.09%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class C shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.09% for Class C shares.

NATIONS MARSICO MIDCAP
GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.26                $8.33               $12.73               $14.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.08)               (0.07)               (0.07)               (0.09)
  Net realized and unrealized gain/(loss)
    on investments                              0.62(b)               3.00                (4.33)               (1.32)
  Net increase/(decrease) in net asset
    value from operations                        0.54                 2.93                (4.40)               (1.41)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $11.80               $11.26                $8.33               $12.73
  TOTAL RETURN++                               4.80%(c)              35.17%              (34.56)%              (9.97)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $21,287              $22,673              $18,120              $32,138
  Ratio of operating expenses to average
    net assets(a)                             1.23%(d)(e)           1.21%(d)             1.22%(d)             1.22%(d)
  Ratio of net investment income/(loss)
    to average net assets                       (0.67)%              (0.71)%              (0.70)%              (0.64)%
  Portfolio turnover rate                        148%                  65%                  58%                  39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.23%                1.21%                1.22%                1.22%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $21.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.09)
  Net realized and unrealized gain/(loss)
    on investments                               (3.91)
  Net increase/(decrease) in net asset
    value from operations                        (4.00)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (3.73)
  Net asset value, end of year                   $14.14
  TOTAL RETURN++                                (20.98)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $16,536
  Ratio of operating expenses to average
    net assets(a)                                 1.23%
  Ratio of net investment income/(loss)
    to average net assets                        (0.52)%
  Portfolio turnover rate                          39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.23%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.02 for Class A shares.
(c) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.58% for Class A shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.
(e) The reimbursement from investment adviser is included in the ratio of operating expensed to average net assets (with waivers).

NATIONS MARSICO MIDCAP
GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.02                $7.46               $11.51               $12.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.14)               (0.13)               (0.12)               (0.17)
  Net realized and unrealized gain/(loss)
    on investments                              0.54(b)               2.69                (3.93)               (1.19)
  Net increase/(decrease) in net asset
    value from operations                        0.40                 2.56                (4.05)               (1.36)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $10.42               $10.02                $7.46               $11.51
  TOTAL RETURN++                               3.99%(c)              34.32%              (35.19)%             (10.57)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $22,986              $26,662              $21,990              $45,368
  Ratio of operating expenses to average
    net assets(a)                             1.98%(d)(e)           1.96%(d)             1.97%(d)             1.97%(d)
  Ratio of net investment income/(loss)
    to average net assets                       (1.42)%              (1.46)%              (1.45)%              (1.39)%
  Portfolio turnover rate                        148%                  65%                  58%                  39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.98%                1.96%                1.97%                1.97%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $20.38
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.19)
  Net realized and unrealized gain/(loss)
    on investments                               (3.59)
  Net increase/(decrease) in net asset
    value from operations                        (3.78)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (3.73)
  Net asset value, end of year                   $12.87
  TOTAL RETURN++                                (21.51)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $44,261
  Ratio of operating expenses to average
    net assets(a)                                 1.98%
  Ratio of net investment income/(loss)
    to average net assets                        (1.27)%
  Portfolio turnover rate                          39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.98%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.02 for Class B shares.
(c) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.78% for Class B shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.
(e) The reimbursement from investment adviser is included in the ratio of operating expenses to average net assets (with waivers).

NATIONS MARSICO MIDCAP GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.08                $7.51               $11.57               $12.95
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.14)               (0.13)               (0.12)               (0.17)
  Net realized and unrealized gain/(loss)
    on investments                              0.54(b)               2.70                (3.94)               (1.21)
  Net increase/(decrease) in net asset
    value from operations                        0.40                 2.57                (4.06)               (1.38)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $10.48               $10.08                $7.51               $11.57
  TOTAL RETURN++                               3.97%(c)              34.22%              (35.09)%             (10.66)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,495               $1,816               $1,709               $3,024
  Ratio of operating expenses to average
    net assets(a)                             1.98(d)(e)            1.96%(d)             1.97%(d)             1.97%(d)
  Ratio of net investment income/(loss)
    to average net assets                       (1.42)%              (1.46)%              (1.45)%              (1.39)%
  Portfolio turnover rate                        148%                  65%                  58%                  39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.98%                1.96%                1.97%                1.97%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $20.47
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.17)
  Net realized and unrealized gain/(loss)
    on investments                               (3.62)
  Net increase/(decrease) in net asset
    value from operations                        (3.79)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (3.73)
  Net asset value, end of year                   $12.95
  TOTAL RETURN++                                (21.46)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $3,248
  Ratio of operating expenses to average
    net assets(a)                                 1.98%
  Ratio of net investment income/(loss)
    to average net assets                        (1.27)%
  Portfolio turnover rate                          39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.98%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.02 for Class C shares.
(c) Without the effect of the investment adviser's reimbursement for the Fund exceeding certain investment restrictions total return would have been 3.77% for Class C shares.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.
(e) The reimbursement from investment adviser is included in the ratio of operating expenses to average net assets (with waivers).

NATIONS MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.70                $6.19                $7.06                $6.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.05)               (0.05)               (0.07)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               0.96                 3.56                (0.80)                0.16
  Net increase/(decrease) in net asset
    value from operations                        0.91                 3.51                (0.87)                0.09
  Net asset value, end of period                $10.61                $9.70                $6.19                $7.06
  TOTAL RETURN++                                 9.38%               56.70%              (12.32)%               1.29%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $187,094              $48,630              $10,853              $14,741
  Ratio of operating expenses to average
    net assets                                1.40%(a)(b)          1.49%(a)(b)          1.70%(a)(b)           1.62%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (0.50)%             (0.59)%**             (1.06)%              (0.97)%
  Portfolio turnover rate                        130%                 204%                 308%                 419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.40%(a)             1.49%(a)             1.71%(a)             1.62%(a)

                                              PERIOD ENDED
  CLASS A SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.06)
  Net realized and unrealized gain/(loss)
    on investments                               (2.97)
  Net increase/(decrease) in net asset
    value from operations                        (3.03)
  Net asset value, end of period                  $6.97
  TOTAL RETURN++                                (30.30)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $19,644
  Ratio of operating expenses to average
    net assets                                   1.60%+
  Ratio of net investment income/(loss)
    to average net assets                       (0.66)%+
  Portfolio turnover rate                         426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.60%+

* Nations Marsico 21st Century Fund Class A shares commenced operations on April 10, 2000.
** Reflects overall Fund ratios for investment income.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.42                $6.05                $6.96                $6.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.12)               (0.13)               (0.12)               (0.12)
  Net realized and unrealized gain/(loss)
    on investments                               0.92                 3.50                (0.79)                0.16
  Net increase/(decrease) in net asset
    value from operations                        0.80                 3.37                (0.91)                0.04
  Net asset value, end of period                $10.22                $9.42                $6.05                $6.96
  TOTAL RETURN++                                 8.49%               55.70%              (13.07)%               0.58%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $60,495              $48,277              $29,562              $43,187
  Ratio of operating expenses to average
    net assets                                2.15%(a)(b)          2.24%(a)(b)          2.45%(a)(b)           2.37%(a)
  Ratio of net investment income/(loss)
    to average net assets                        1.25%              (1.34)%**             (1.81)%              (1.72)%
  Portfolio turnover rate                        130%                 204%                 308%                 419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.15%(a)             2.24%(a)             2.46%(a)             2.37%(a)

                                              PERIOD ENDED
  CLASS B SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.11)
  Net realized and unrealized gain/(loss)
    on investments                               (2.97)
  Net increase/(decrease) in net asset
    value from operations                        (3.08)
  Net asset value, end of period                  $6.92
  TOTAL RETURN++                                (30.80)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $50,404
  Ratio of operating expenses to average
    net assets                                   2.35%+
  Ratio of net investment income/(loss)
    to average net assets                       (1.41)%+
  Portfolio turnover rate                         426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.35%+

* Nations Marsico 21st Century Fund Class B shares commenced operations on April 10, 2000.
** Reflects overall Fund ratios for investment income.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.42                $6.05                $6.96                $6.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.12)               (0.13)               (0.12)               (0.12)
  Net realized and unrealized gain/(loss)
    on investments                               0.92                 3.50                (0.79)                0.16
  Net increase/(decrease) in net asset
    value from operations                        0.80                 3.37                (0.91)                0.04
  Net asset value, end of period                $10.22                $9.42                $6.05                $6.96
  TOTAL RETURN++                                 8.49%               55.70%              (13.07)%               0.58%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $38,460              $14,700              $3,517               $4,660
  Ratio of operating expenses to average
    net assets                                2.15%(a)(c)          2.24%(a)(c)          2.45%(a)(c)           2.37%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (1.25)%             (1.34)%**             (1.81)%              (1.72)%
  Portfolio turnover rate                        130%                 204%                 308%                 419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.15%(a)             2.24%(a)             2.46%(a)             2.37%(a)

                                              PERIOD ENDED
  CLASS C SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.11)
  Net realized and unrealized gain/(loss)
    on investments                               (2.97)
  Net increase/(decrease) in net asset
    value from operations                        (3.08)
  Net asset value, end of period                  $6.92
  TOTAL RETURN++                                (30.80)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $6,557
  Ratio of operating expenses to average
    net assets                                   2.35%+
  Ratio of net investment income/(loss)
    to average net assets                       (1.41)%+
  Portfolio turnover rate                         426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.35%+

* Nations Marsico 21st Century Fund Class C shares commenced operations on April 10, 2000.
** Reflects overall Fund ratios for investment income.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SMALLCAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  CLASS A SHARES                                     03/31/05                         03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $12.26                            $7.71
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                       (0.04)                           (0.01)
  Net realized and unrealized gain/(loss)
    on investments                                     1.47                             4.67
  Net increase/(decrease) in net asset
    value from operations                              1.43                             4.66
  LESS DISTRIBUTIONS:
  Dividends from net investment income                  --                             (0.02)
  Distributions from net realized gains               (1.17)                           (0.09)
  Total dividends and distributions                   (1.17)                           (0.11)
  Net asset value, end of period                      $12.52                           $12.26
  TOTAL RETURN++                                      13.42%                           60.64%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $4,868                           $3,840
  Ratio of operating expenses to average
    net assets(a)                                    1.47%(b)                           1.55%
  Ratio of net investment income/(loss)
    to average net assets                             (0.30)%                          (0.10)%
  Portfolio turnover rate                               61%                             111%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          1.49%                            1.60%

                                                    PERIOD ENDED
  CLASS A SHARES                                      03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                         0.01
  Net realized and unrealized gain/(loss)
    on investments                                     (2.28)
  Net increase/(decrease) in net asset
    value from operations                              (2.27)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.02)
  Distributions from net realized gains                  --
  Total dividends and distributions                    (0.02)
  Net asset value, end of period                        $7.71
  TOTAL RETURN++                                      (22.75)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $1,122
  Ratio of operating expenses to average
    net assets(a)                                      1.55%+
  Ratio of net investment income/(loss)
    to average net assets                              0.20%+
  Portfolio turnover rate                                89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          1.82%+

* Nations SmallCap Value Fund Class A shares commenced operations on May 1,
2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SMALLCAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  CLASS B SHARES                                     03/31/05                         03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $12.13                            $7.68
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                       (0.12)                           (0.09)
  Net realized and unrealized gain/(loss)
    on investments                                     1.44                             4.63
  Net increase/(decrease) in net asset
    value from operations                              1.32                             4.54
  LESS DISTRIBUTIONS:
  Dividends from net investment income                  --                               --
  Distributions from net realized gains               (1.17)                           (0.09)
  Total dividends and distributions                   (1.17)                           (0.09)
  Net asset value, end of period                      $12.28                           $12.13
  TOTAL RETURN++                                      12.59%                           59.34%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $1,569                           $1,395
  Ratio of operating expenses to average
    net assets(a)                                    2.22%(b)                           2.30%
  Ratio of net investment income/(loss)
    to average net assets                             (1.05)%                          (0.85)%
  Portfolio turnover rate                               61%                             111%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          2.24%                            2.35%

                                                    PERIOD ENDED
  CLASS B SHARES                                      03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                        (0.04)
  Net realized and unrealized gain/(loss)
    on investments                                     (2.28)
  Net increase/(decrease) in net asset
    value from operations                              (2.32)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.00)##
  Distributions from net realized gains                  --
  Total dividends and distributions                   (0.00)##
  Net asset value, end of period                        $7.68
  TOTAL RETURN++                                      (23.20)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                  $341
  Ratio of operating expenses to average
    net assets(a)                                      2.30%+
  Ratio of net investment income/(loss)
    to average net assets                             (0.55)%+
  Portfolio turnover rate                                89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          2.57%+

* Nations SmallCap Value Fund Class B shares commenced operations on May 1,
2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SMALLCAP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  CLASS C SHARES                                     03/31/05                         03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $12.13                            $7.67
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                       (0.12)                           (0.09)
  Net realized and unrealized gain/(loss)
    on investments                                     1.43                             4.64
  Net increase/(decrease) in net asset
    value from operations                              1.31                             4.55
  LESS DISTRIBUTIONS:
  Dividends from net investment income                  --                               --
  Distributions from net realized gains               (1.17)                           (0.09)
  Total dividends and distributions                   (1.17)                           (0.09)
  Net asset value, end of period                      $12.27                           $12.13
  TOTAL RETURN++                                      12.51%                           59.54%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $370                             $278
  Ratio of operating expenses to average
    net assets(a)                                    2.22%(b)                           2.30%
  Ratio of net investment income/(loss)
    to average net assets                             (1.05)%                          (0.85)%
  Portfolio turnover rate                               61%                             111%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          2.24%                            2.35%

                                                    PERIOD ENDED
  CLASS C SHARES                                      03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                        (0.04)
  Net realized and unrealized gain/(loss)
    on investments                                     (2.29)
  Net increase/(decrease) in net asset
    value from operations                              (2.33)
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.00)##
  Distributions from net realized gains                  --
  Total dividends and distributions                   (0.00)##
  Net asset value, end of period                        $7.67
  TOTAL RETURN++                                      (23.29)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                   $56
  Ratio of operating expenses to average
    net assets(a)                                      2.30%+
  Ratio of net investment income/(loss)
    to average net assets                             (0.55)%+
  Portfolio turnover rate                                89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          2.57%+

* Nations SmallCap Value Fund Class C shares commenced operations on May 1,
2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS SMALL COMPANY FUND***

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.04                $9.96               $14.84               $13.52
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.14)               (0.13)               (0.10)               (0.10)
  Net realized and unrealized gain/(loss)
    on investments                               0.16                 5.21                (4.78)                1.42
  Net increase/(decrease) in net asset
    value from operations                        0.02                 5.08                (4.88)                1.32
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $15.06               $15.04                $9.96               $14.84
  TOTAL RETURN++                                 0.13%               51.00%              (32.88)%               9.76%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $132,400             $212,854             $128,620             $157,759
  Ratio of operating expenses to average
    net assets(a)                                1.32%             1.38%(c)(d)           1.40%(c)             1.40%(c)
  Ratio of net investment income/(loss)
    to average net assets                       (0.96%)              (1.00)%              (0.86)%              (0.73)%
  Portfolio turnover rate                         59%                40%###                 44%                  35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.40%(b)             1.50%(e)               1.48%                1.46%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.14)
  Net realized and unrealized gain/(loss)
    on investments                               (6.58)
  Net increase/(decrease) in net asset
    value from operations                        (6.72)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (2.20)
  Net asset value, end of year                   $13.52
  TOTAL RETURN++                                (31.96)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $146,457
  Ratio of operating expenses to average
    net assets(a)                               1.40%(c)
  Ratio of net investment income/(loss)
    to average net assets                        (0.77)%
  Portfolio turnover rate                          48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.45%

*** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Small Company Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
### Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.37% for Class A shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 1.40% for Class A shares.
(e) The effect of the non-recurring costs assumed by the Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.47% for Class A shares.

NATIONS SMALL COMPANY FUND***

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $14.22                $9.49               $14.25               $13.08
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.24)               (0.22)               (0.18)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               0.15                 4.95                (4.58)                1.37
  Net increase/(decrease) in net asset
    value from operations                       (0.09)                4.73                (4.76)                1.17
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $14.13               $14.22                $9.49               $14.25
  TOTAL RETURN++                                (0.63)%              49.84%              (33.40)%               8.94%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $16,131              $19,367              $12,567              $17,484
  Ratio of operating expenses to average
    net assets(a)                                2.07%             2.13%(c)(d)           2.15%(c)             2.15%(c)
  Ratio of net investment income/(loss)
    to average net assets                       (1.73)%              (1.75)%              (1.61)%              (1.48)%
  Portfolio turnover rate                         59%                40%###                 44%                  35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  2.15%(b)             2.25%(e)               2.23%                2.21%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $21.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.23)
  Net realized and unrealized gain/(loss)
    on investments                               (6.43)
  Net increase/(decrease) in net asset
    value from operations                        (6.66)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (2.20)
  Net asset value, end of year                   $13.08
  TOTAL RETURN++                                (32.45)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $11,744
  Ratio of operating expenses to average
    net assets(a)                               2.15%(c)
  Ratio of net investment income/(loss)
    to average net assets                        (1.52)%
  Portfolio turnover rate                          48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     2.20%

*** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Small Company Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
### Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have 2.12% for Class B shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 2.15% for Class B shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.22% for Class B shares.

NATIONS SMALL COMPANY FUND***

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $14.42                $9.62               $14.45               $13.26
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.24)               (0.22)               (0.18)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               0.15                 5.02                (4.65)                1.39
  Net increase/(decrease) in net asset
    value from operations                       (0.09)                4.80                (4.83)                1.19
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $14.33               $14.42                $9.62               $14.45
  TOTAL RETURN++                                (0.62)%              49.90%              (33.43)%               8.97%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $3,651               $5,454               $3,644               $3,871
  Ratio of operating expenses to average
    net assets(a)                                2.07%             2.13%(c)(d)           2.15%(c)             2.15%(c)
  Ratio of net investment income/(loss)
    to average net assets                       (1.73)%              (1.75)%              (1.61)%              (1.48)%
  Portfolio turnover rate                         59%                40%###                 44%                  35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  2.15%(b)             2.25%(e)               2.23%                2.21%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.21
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.25)
  Net realized and unrealized gain/(loss)
    on investments                               (6.50)
  Net increase/(decrease) in net asset
    value from operations                        (6.75)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (2.20)
  Net asset value, end of year                   $13.26
  TOTAL RETURN++                                (32.46)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,813
  Ratio of operating expenses to average
    net assets(a)                               2.15%(c)
  Ratio of net investment income/(loss)
    to average net assets                        (1.52)%
  Portfolio turnover rate                          48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     2.20%

*** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Small Company Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
### Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class C shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 2.15% for Class C shares.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.22% for Class C shares.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CONVERTIBLE SECURITIES FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.09%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.91%            $ 9,793.52      $  679.74
       2           10.25%            $10,391.06              7.97%            $10,176.44      $  108.84
       3           15.76%            $10,910.62             12.19%            $10,574.34      $  113.09
       4           21.55%            $11,456.15             16.58%            $10,987.80      $  117.51
       5           27.63%            $12,028.95             21.14%            $11,417.42      $  122.11
       6           34.01%            $12,630.40             25.88%            $11,863.84      $  126.88
       7           40.71%            $13,261.92             30.80%            $12,327.72      $  131.84
       8           47.75%            $13,925.02             35.91%            $12,809.73      $  137.00
       9           55.13%            $14,621.27             41.23%            $13,310.59      $  142.36
      10           62.89%            $15,352.33             46.75%            $13,831.04      $  147.92
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,406.04
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,827.29

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS CONVERTIBLE SECURITIES FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.84%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.16%            $10,316.00      $  186.91
       2           10.25%            $11,025.00              6.42%            $10,641.99      $  192.81
       3           15.76%            $11,576.25              9.78%            $10,978.27      $  198.91
       4           21.55%            $12,155.06             13.25%            $11,325.19      $  205.19
       5           27.63%            $12,762.82             16.83%            $11,683.06      $  211.68
       6           34.01%            $13,400.96             20.52%            $12,052.25      $  218.36
       7           40.71%            $14,071.00             24.33%            $12,433.10      $  225.27
       8           47.75%            $14,774.55             28.26%            $12,825.98      $  232.38
       9           55.13%            $15,513.28             33.27%            $13,327.48      $  142.54
      10           62.89%            $16,288.95             38.49%            $13,848.58      $  148.11
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,848.58
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,962.15

NATIONS CONVERTIBLE SECURITIES FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.84%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.16%            $10,316.00      $  186.91
       2           10.25%            $11,025.00              6.42%            $10,641.99      $  192.81
       3           15.76%            $11,576.25              9.78%            $10,978.27      $  198.91
       4           21.55%            $12,155.06             13.25%            $11,325.19      $  205.19
       5           27.63%            $12,762.82             16.83%            $11,683.06      $  211.68
       6           34.01%            $13,400.96             20.52%            $12,052.25      $  218.36
       7           40.71%            $14,071.00             24.33%            $12,433.10      $  225.27
       8           47.75%            $14,774.55             28.26%            $12,825.98      $  232.38
       9           55.13%            $15,513.28             32.31%            $13,231.28      $  239.73
      10           62.89%            $16,288.95             36.49%            $13,649.39      $  247.30
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,649.39
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,158.54

NATIONS ASSET ALLOCATION FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.25%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.75%            $ 9,778.44      $  695.02
       2           10.25%            $10,391.06              7.64%            $10,145.13      $  124.52
       3           15.76%            $10,910.62             11.68%            $10,525.57      $  129.19
       4           21.55%            $11,456.15             15.87%            $10,920.28      $  134.04
       5           27.63%            $12,028.95             20.21%            $11,329.79      $  139.06
       6           34.01%            $12,630.40             24.72%            $11,754.66      $  144.28
       7           40.71%            $13,261.92             29.39%            $12,195.46      $  149.69
       8           47.75%            $13,925.02             34.25%            $12,652.79      $  155.30
       9           55.13%            $14,621.27             39.28%            $13,127.27      $  161.13
      10           62.89%            $15,352.33             44.50%            $13,619.54      $  167.17
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,194.54
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,999.40

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS ASSET ALLOCATION FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.00%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.00%            $10,300.00      $  203.00
       2           10.25%            $11,025.00              6.09%            $10,609.00      $  209.09
       3           15.76%            $11,576.25              9.27%            $10,927.27      $  215.36
       4           21.55%            $12,155.06             12.55%            $11,255.09      $  221.82
       5           27.63%            $12,762.82             15.93%            $11,592.74      $  228.48
       6           34.01%            $13,400.96             19.41%            $11,940.52      $  235.33
       7           40.71%            $14,071.00             22.99%            $12,298.74      $  242.39
       8           47.75%            $14,774.55             26.68%            $12,667.70      $  249.66
       9           55.13%            $15,513.28             31.43%            $13,142.74      $  161.32
      10           62.89%            $16,288.95             36.36%            $13,635.59      $  167.36
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,635.59
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,133.82

NATIONS ASSET ALLOCATION FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.00%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.00%            $10,300.00      $  203.00
       2           10.25%            $11,025.00              6.09%            $10,609.00      $  209.09
       3           15.76%            $11,576.25              9.27%            $10,927.27      $  215.36
       4           21.55%            $12,155.06             12.55%            $11,255.09      $  221.82
       5           27.63%            $12,762.82             15.93%            $11,592.74      $  228.48
       6           34.01%            $13,400.96             19.41%            $11,940.52      $  235.33
       7           40.71%            $14,071.00             22.99%            $12,298.74      $  242.39
       8           47.75%            $14,774.55             26.68%            $12,667.70      $  249.66
       9           55.13%            $15,513.28             30.48%            $13,047.73      $  257.15
      10           62.89%            $16,288.95             34.39%            $13,439.16      $  264.87
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,439.16
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,327.17

NATIONS VALUE FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.01%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25             3.99%            $ 9,801.06      $  672.09
       2           10.25%            $10,391.06             8.14%            $10,192.12      $  100.97
       3           15.76%            $10,910.62            12.45%            $10,598.79      $  104.99
       4           21.55%            $11,456.15            16.94%            $11,021.68      $  109.18
       5           27.63%            $12,028.95            21.61%            $11,461.44      $  113.54
       6           34.01%            $12,630.40            26.46%            $11,918.75      $  118.07
       7           40.71%            $13,261.92            31.50%            $12,394.31      $  122.78
       8           47.75%            $13,925.02            36.75%            $12,888.84      $  127.68
       9           55.13%            $14,621.27            42.21%            $13,403.11      $  132.77
      10           62.89%            $15,352.33            47.88%            $13,937.89      $  138.07
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,512.89
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,740.15

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS VALUE FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.76%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.24%            $10,324.00      $  178.85
       2           10.25%            $11,025.00             6.58%            $10,658.50      $  184.65
       3           15.76%            $11,576.25            10.04%            $11,003.83      $  190.63
       4           21.55%            $12,155.06            13.60%            $11,360.36      $  196.80
       5           27.63%            $12,762.82            17.28%            $11,728.43      $  203.18
       6           34.01%            $13,400.96            21.08%            $12,108.43      $  209.76
       7           40.71%            $14,071.00            25.01%            $12,500.75      $  216.56
       8           47.75%            $14,774.55            29.06%            $12,905.77      $  223.58
       9           55.13%            $15,513.28            34.19%            $13,419.42      $  134.26
      10           62.89%            $16,288.95            39.54%            $13,953.51      $  139.60
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,953.51
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,877.87

NATIONS VALUE FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.76%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.24%            $10,324.00      $  178.85
       2           10.25%            $11,025.00             6.58%            $10,658.50      $  184.65
       3           15.76%            $11,576.25            10.04%            $11,003.83      $  190.63
       4           21.55%            $12,155.06            13.60%            $11,360.36      $  196.80
       5           27.63%            $12,762.82            17.28%            $11,728.43      $  203.18
       6           34.01%            $13,400.96            21.08%            $12,108.43      $  209.76
       7           40.71%            $14,071.00            25.01%            $12,500.75      $  216.56
       8           47.75%            $14,774.55            29.06%            $12,905.77      $  223.58
       9           55.13%            $15,513.28            33.24%            $13,323.92      $  230.82
      10           62.89%            $16,288.95            37.56%            $13,755.61      $  238.30
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,755.61
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,073.14

NATIONS MIDCAP VALUE FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.16%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25             3.84%            $ 9,786.92      $  686.43
       2           10.25%            $10,391.06             7.83%            $10,162.74      $  115.71
       3           15.76%            $10,910.62            11.97%            $10,552.99      $  120.15
       4           21.55%            $11,456.15            16.27%            $10,958.22      $  124.77
       5           27.63%            $12,028.95            20.73%            $11,379.02      $  129.56
       6           34.01%            $12,630.40            25.37%            $11,815.97      $  134.53
       7           40.71%            $13,261.92            30.18%            $12,269.70      $  139.70
       8           47.75%            $13,925.02            35.18%            $12,740.86      $  145.06
       9           55.13%            $14,621.27            40.37%            $13,230.11      $  150.63
      10           62.89%            $15,352.33            45.76%            $13,738.15      $  156.42
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,313.15
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,902.95

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS MIDCAP VALUE FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.91%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.09%            $10,309.00      $  193.95
       2           10.25%            $11,025.00             6.28%            $10,627.55      $  199.94
       3           15.76%            $11,576.25             9.56%            $10,955.94      $  206.12
       4           21.55%            $12,155.06            12.94%            $11,294.48      $  212.49
       5           27.63%            $12,762.82            16.43%            $11,643.48      $  219.06
       6           34.01%            $13,400.96            20.03%            $12,003.26      $  225.83
       7           40.71%            $14,071.00            23.74%            $12,374.16      $  232.80
       8           47.75%            $14,774.55            27.57%            $12,756.52      $  240.00
       9           55.13%            $15,513.28            32.46%            $13,246.37      $  150.82
      10           62.89%            $16,288.95            37.55%            $13,755.03      $  156.61
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,755.03
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,037.62

NATIONS MIDCAP VALUE FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.91%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.09%            $10,309.00      $  193.95
       2           10.25%            $11,025.00              6.28%            $10,627.55      $  199.94
       3           15.76%            $11,576.25              9.56%            $10,955.94      $  206.12
       4           21.55%            $12,155.06             12.94%            $11,294.48      $  212.49
       5           27.63%            $12,762.82             16.43%            $11,643.48      $  219.06
       6           34.01%            $13,400.96             20.03%            $12,003.26      $  225.83
       7           40.71%            $14,071.00             23.74%            $12,374.16      $  232.80
       8           47.75%            $14,774.55             27.57%            $12,756.52      $  240.00
       9           55.13%            $15,513.28             31.51%            $13,150.70      $  247.41
      10           62.89%            $16,288.95             35.57%            $13,557.06      $  255.06
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,557.06
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,232.67

NATIONS STRATEGIC GROWTH FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.01%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.99%            $ 9,801.06      $  672.09
       2           10.25%            $10,391.06              8.14%            $10,192.12      $  100.97
       3           15.76%            $10,910.62             12.45%            $10,598.79      $  104.99
       4           21.55%            $11,456.15             16.94%            $11,021.68      $  109.18
       5           27.63%            $12,028.95             21.61%            $11,461.44      $  113.54
       6           34.01%            $12,630.40             26.46%            $11,918.75      $  118.07
       7           40.71%            $13,261.92             31.50%            $12,394.31      $  122.78
       8           47.75%            $13,925.02             36.75%            $12,888.84      $  127.68
       9           55.13%            $14,621.27             42.21%            $13,403.11      $  132.77
      10           62.89%            $15,352.33             47.88%            $13,937.89      $  138.07
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,512.89
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,740.15

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS STRATEGIC GROWTH FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.76%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.24%            $10,324.00      $  178.85
       2           10.25%            $11,025.00              6.58%            $10,658.50      $  184.65
       3           15.76%            $11,576.25             10.04%            $11,003.83      $  190.63
       4           21.55%            $12,155.06             13.60%            $11,360.36      $  196.80
       5           27.63%            $12,762.82             17.28%            $11,728.43      $  203.18
       6           34.01%            $13,400.96             21.08%            $12,108.43      $  209.76
       7           40.71%            $14,071.00             25.01%            $12,500.75      $  216.56
       8           47.75%            $14,774.55             29.06%            $12,905.77      $  223.58
       9           55.13%            $15,513.28             34.21%            $13,420.71      $  132.95
      10           62.89%            $16,288.95             39.56%            $13,956.20      $  138.25
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,956.20
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,875.22

NATIONS STRATEGIC GROWTH FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.76%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.24%            $10,324.00      $  178.85
       2           10.25%            $11,025.00              6.58%            $10,658.50      $  184.65
       3           15.76%            $11,576.25             10.04%            $11,003.83      $  190.63
       4           21.55%            $12,155.06             13.60%            $11,360.36      $  196.80
       5           27.63%            $12,762.82             17.28%            $11,728.43      $  203.18
       6           34.01%            $13,400.96             21.08%            $12,108.43      $  209.76
       7           40.71%            $14,071.00             25.01%            $12,500.75      $  216.56
       8           47.75%            $14,774.55             29.06%            $12,905.77      $  223.58
       9           55.13%            $15,513.28             33.24%            $13,323.92      $  230.82
      10           62.89%            $16,288.95             37.56%            $13,755.61      $  238.30
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,755.61
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,073.14

NATIONS MARSICO GROWTH FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.26%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.74%            $ 9,777.50      $  695.98
       2           10.25%            $10,391.06              7.62%            $10,143.17      $  125.50
       3           15.76%            $10,910.62             11.64%            $10,522.53      $  130.19
       4           21.55%            $11,456.15             15.82%            $10,916.07      $  135.06
       5           27.63%            $12,028.95             20.15%            $11,324.33      $  140.11
       6           34.01%            $12,630.40             24.65%            $11,747.86      $  145.35
       7           40.71%            $13,261.92             29.31%            $12,187.23      $  150.79
       8           47.75%            $13,925.02             34.14%            $12,643.03      $  156.43
       9           55.13%            $14,621.27             39.16%            $13,115.88      $  162.28
      10           62.89%            $15,352.33             44.37%            $13,606.42      $  168.35
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,181.42
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,010.06

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS MARSICO GROWTH FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.01%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.99%            $10,299.00      $  204.00
       2           10.25%            $11,025.00              6.07%            $10,606.94      $  210.10
       3           15.76%            $11,576.25              9.24%            $10,924.09      $  216.39
       4           21.55%            $12,155.06             12.51%            $11,250.72      $  222.86
       5           27.63%            $12,762.82             15.87%            $11,587.11      $  229.52
       6           34.01%            $13,400.96             19.34%            $11,933.57      $  236.38
       7           40.71%            $14,071.00             22.90%            $12,290.38      $  243.45
       8           47.75%            $14,774.55             26.58%            $12,657.87      $  250.73
       9           55.13%            $15,513.28             31.31%            $13,131.27      $  162.47
      10           62.89%            $16,288.95             36.22%            $13,622.38      $  168.55
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,622.38
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,144.46

NATIONS MARSICO GROWTH FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.01%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.99%            $10,299.00      $  204.00
       2           10.25%            $11,025.00              6.07%            $10,606.94      $  210.10
       3           15.76%            $11,576.25              9.24%            $10,924.09      $  216.39
       4           21.55%            $12,155.06             12.51%            $11,250.72      $  222.86
       5           27.63%            $12,762.82             15.87%            $11,587.11      $  229.52
       6           34.01%            $13,400.96             19.34%            $11,933.57      $  236.38
       7           40.71%            $14,071.00             22.90%            $12,290.38      $  243.45
       8           47.75%            $14,774.55             26.58%            $12,657.87      $  250.73
       9           55.13%            $15,513.28             30.36%            $13,036.34      $  258.23
      10           62.89%            $16,288.95             34.26%            $13,426.12      $  265.95
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,426.12
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,337.61

NATIONS MARSICO FOCUSED EQUITIES FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.23%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.77%            $ 9,780.32      $  693.11
       2           10.25%            $10,391.06              7.68%            $10,149.04      $  122.57
       3           15.76%            $10,910.62             11.74%            $10,531.66      $  127.19
       4           21.55%            $11,456.15             15.95%            $10,928.70      $  131.98
       5           27.63%            $12,028.95             20.33%            $11,340.72      $  136.96
       6           34.01%            $12,630.40             24.86%            $11,768.26      $  142.12
       7           40.71%            $13,261.92             29.57%            $12,211.92      $  147.48
       8           47.75%            $13,925.02             34.45%            $12,672.31      $  153.04
       9           55.13%            $14,621.27             39.52%            $13,150.06      $  158.81
      10           62.89%            $15,352.33             44.78%            $13,645.82      $  164.79
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,220.82
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,978.04

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS MARSICO FOCUSED EQUITIES FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.98%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.02%            $10,302.00      $  200.99
       2           10.25%            $11,025.00              6.13%            $10,613.12      $  207.06
       3           15.76%            $11,576.25              9.34%            $10,933.64      $  213.31
       4           21.55%            $12,155.06             12.64%            $11,263.83      $  219.75
       5           27.63%            $12,762.82             16.04%            $11,604.00      $  226.39
       6           34.01%            $13,400.96             19.54%            $11,954.44      $  233.23
       7           40.71%            $14,071.00             23.15%            $12,315.47      $  240.27
       8           47.75%            $14,774.55             26.87%            $12,687.39      $  247.53
       9           55.13%            $15,513.28             31.66%            $13,165.71      $  159.00
      10           62.89%            $16,288.95             36.62%            $13,662.05      $  164.99
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,662.05
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,112.53

NATIONS MARSICO FOCUSED EQUITIES FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.98%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.02%            $10,302.00      $  200.99
       2           10.25%            $11,025.00              6.13%            $10,613.12      $  207.06
       3           15.76%            $11,576.25              9.34%            $10,933.64      $  213.31
       4           21.55%            $12,155.06             12.64%            $11,263.83      $  219.75
       5           27.63%            $12,762.82             16.04%            $11,604.00      $  226.39
       6           34.01%            $13,400.96             19.54%            $11,954.44      $  233.23
       7           40.71%            $14,071.00             23.15%            $12,315.47      $  240.27
       8           47.75%            $14,774.55             26.87%            $12,687.39      $  247.53
       9           55.13%            $15,513.28             30.71%            $13,070.55      $  255.00
      10           62.89%            $16,288.95             34.65%            $13,465.28      $  262.70
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,465.28
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,306.25

NATIONS MARSICO MIDCAP GROWTH FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.23%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25             3.77%            $ 9,780.32      $  693.11
       2           10.25%            $10,391.06             7.68%            $10,149.04      $  122.57
       3           15.76%            $10,910.62            11.74%            $10,531.66      $  127.19
       4           21.55%            $11,456.15            15.95%            $10,928.70      $  131.98
       5           27.63%            $12,028.95            20.33%            $11,340.72      $  136.96
       6           34.01%            $12,630.40            24.86%            $11,768.26      $  142.12
       7           40.71%            $13,261.92            29.57%            $12,211.92      $  147.48
       8           47.75%            $13,925.02            34.45%            $12,672.31      $  153.04
       9           55.13%            $14,621.27            39.52%            $13,150.06      $  158.81
      10           62.89%            $15,352.33            44.78%            $13,645.82      $  164.79
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,220.82
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,978.04

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS MARSICO MIDCAP GROWTH FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.98%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.02%            $10,302.00      $  200.99
       2           10.25%            $11,025.00             6.13%            $10,613.12      $  207.06
       3           15.76%            $11,576.25             9.34%            $10,933.64      $  213.31
       4           21.55%            $12,155.06            12.64%            $11,263.83      $  219.75
       5           27.63%            $12,762.82            16.04%            $11,604.00      $  226.39
       6           34.01%            $13,400.96            19.54%            $11,954.44      $  233.23
       7           40.71%            $14,071.00            23.15%            $12,315.47      $  240.27
       8           47.75%            $14,774.55            26.87%            $12,687.39      $  247.53
       9           55.13%            $15,513.28            31.66%            $13,165.71      $  159.00
      10           62.89%            $16,288.95            36.62%            $13,662.05      $  164.99
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,662.05
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,112.53

NATIONS MARSICO MIDCAP GROWTH FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.98%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.02%            $10,302.00      $  200.99
       2           10.25%            $11,025.00             6.13%            $10,613.12      $  207.06
       3           15.76%            $11,576.25             9.34%            $10,933.64      $  213.31
       4           21.55%            $12,155.06            12.64%            $11,263.83      $  219.75
       5           27.63%            $12,762.82            16.04%            $11,604.00      $  226.39
       6           34.01%            $13,400.96            19.54%            $11,954.44      $  233.23
       7           40.71%            $14,071.00            23.15%            $12,315.47      $  240.27
       8           47.75%            $14,774.55            26.87%            $12,687.39      $  247.53
       9           55.13%            $15,513.28            30.71%            $13,070.55      $  255.00
      10           62.89%            $16,288.95            34.65%            $13,465.28      $  262.70
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,465.28
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,306.25

NATIONS MARSICO 21ST CENTURY FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.39%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25             3.61%            $ 9,765.24      $  708.37
       2           10.25%            $10,391.06             7.35%            $10,117.77      $  138.19
       3           15.76%            $10,910.62            11.23%            $10,483.02      $  143.18
       4           21.55%            $11,456.15            15.24%            $10,861.46      $  148.34
       5           27.63%            $12,028.95            19.40%            $11,253.55      $  153.70
       6           34.01%            $12,630.40            23.71%            $11,659.81      $  159.25
       7           40.71%            $13,261.92            28.18%            $12,080.73      $  165.00
       8           47.75%            $13,925.02            32.80%            $12,516.84      $  170.95
       9           55.13%            $14,621.27            37.60%            $12,968.70      $  177.12
      10           62.89%            $15,352.33            42.57%            $13,436.87      $  183.52
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,011.87
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,147.62

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS MARSICO 21ST CENTURY FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              2.14%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             2.86%            $10,286.00      $  217.06
       2           10.25%            $11,025.00             5.80%            $10,580.18      $  223.27
       3           15.76%            $11,576.25             8.83%            $10,882.77      $  229.65
       4           21.55%            $12,155.06            11.94%            $11,194.02      $  236.22
       5           27.63%            $12,762.82            15.14%            $11,514.17      $  242.98
       6           34.01%            $13,400.96            18.43%            $11,843.47      $  249.93
       7           40.71%            $14,071.00            21.82%            $12,182.20      $  257.07
       8           47.75%            $14,774.55            25.31%            $12,530.61      $  264.43
       9           55.13%            $15,513.28            29.83%            $12,982.96      $  177.32
      10           62.89%            $16,288.95            34.52%            $13,451.65      $  183.72
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,451.65
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,281.65

NATIONS MARSICO 21ST CENTURY FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              2.14%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             2.86%            $10,286.00      $  217.06
       2           10.25%            $11,025.00             5.80%            $10,580.18      $  223.27
       3           15.76%            $11,576.25             8.83%            $10,882.77      $  229.65
       4           21.55%            $12,155.06            11.94%            $11,194.02      $  236.22
       5           27.63%            $12,762.82            15.14%            $11,514.17      $  242.98
       6           34.01%            $13,400.96            18.43%            $11,843.47      $  249.93
       7           40.71%            $14,071.00            21.82%            $12,182.20      $  257.07
       8           47.75%            $14,774.55            25.31%            $12,530.61      $  264.43
       9           55.13%            $15,513.28            28.89%            $12,888.98      $  271.99
      10           62.89%            $16,288.95            32.58%            $13,257.61      $  279.77
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,257.61
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,472.37

NATIONS SMALLCAP VALUE FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.32%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.68%            $ 9,771.84      $  701.70
       2           10.25%            $10,391.06              7.50%            $10,131.44      $  131.36
       3           15.76%            $10,910.62             11.45%            $10,504.28      $  136.20
       4           21.55%            $11,456.15             15.55%            $10,890.84      $  141.21
       5           27.63%            $12,028.95             19.80%            $11,291.62      $  146.40
       6           34.01%            $12,630.40             24.21%            $11,707.15      $  151.79
       7           40.71%            $13,261.92             28.78%            $12,137.98      $  157.38
       8           47.75%            $13,925.02             33.52%            $12,584.65      $  163.17
       9           55.13%            $14,621.27             38.44%            $13,047.77      $  169.17
      10           62.89%            $15,352.33             43.53%            $13,527.93      $  175.40
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,102.93
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,073.78

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS SMALLCAP VALUE FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.07%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.93%            $10,293.00      $  210.03
       2           10.25%            $11,025.00              5.95%            $10,594.58      $  216.19
       3           15.76%            $11,576.25              9.05%            $10,905.01      $  222.52
       4           21.55%            $12,155.06             12.25%            $11,224.52      $  229.04
       5           27.63%            $12,762.82             15.53%            $11,553.40      $  235.75
       6           34.01%            $13,400.96             18.92%            $11,891.92      $  242.66
       7           40.71%            $14,071.00             22.40%            $12,240.35      $  249.77
       8           47.75%            $14,774.55             25.99%            $12,598.99      $  257.09
       9           55.13%            $15,513.28             30.63%            $13,062.63      $  169.37
      10           62.89%            $16,288.95             35.43%            $13,543.34      $  175.60
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,543.34
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,208.01

NATIONS SMALLCAP VALUE FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.07%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.93%            $10,293.00      $  210.03
       2           10.25%            $11,025.00              5.95%            $10,594.58      $  216.19
       3           15.76%            $11,576.25              9.05%            $10,905.01      $  222.52
       4           21.55%            $12,155.06             12.25%            $11,224.52      $  229.04
       5           27.63%            $12,762.82             15.53%            $11,553.40      $  235.75
       6           34.01%            $13,400.96             18.92%            $11,891.92      $  242.66
       7           40.71%            $14,071.00             22.40%            $12,240.35      $  249.77
       8           47.75%            $14,774.55             25.99%            $12,598.99      $  257.09
       9           55.13%            $15,513.28             29.68%            $12,968.14      $  264.62
      10           62.89%            $16,288.95             33.48%            $13,348.11      $  272.37
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,348.11
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,400.04

NATIONS SMALL COMPANY FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.18%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.82%            $ 9,785.04      $  688.34
       2           10.25%            $10,391.06              7.79%            $10,158.82      $  117.67
       3           15.76%            $10,910.62             11.90%            $10,546.89      $  122.16
       4           21.55%            $11,456.15             16.18%            $10,949.78      $  126.83
       5           27.63%            $12,028.95             20.62%            $11,368.06      $  131.68
       6           34.01%            $12,630.40             25.22%            $11,802.32      $  136.71
       7           40.71%            $13,261.92             30.01%            $12,253.17      $  141.93
       8           47.75%            $13,925.02             34.97%            $12,721.24      $  147.35
       9           55.13%            $14,621.27             40.13%            $13,207.19      $  152.98
      10           62.89%            $15,352.33             45.48%            $13,711.71      $  158.82
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,286.71
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,924.46

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS SMALL COMPANY FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.93%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.07%            $10,307.00      $  195.96
       2           10.25%            $11,025.00              6.23%            $10,623.42      $  201.98
       3           15.76%            $11,576.25              9.50%            $10,949.56      $  208.18
       4           21.55%            $12,155.06             12.86%            $11,285.72      $  214.57
       5           27.63%            $12,762.82             16.32%            $11,632.19      $  221.16
       6           34.01%            $13,400.96             19.89%            $11,989.30      $  227.95
       7           40.71%            $14,071.00             23.57%            $12,357.37      $  234.95
       8           47.75%            $14,774.55             27.37%            $12,736.74      $  242.16
       9           55.13%            $15,513.28             32.23%            $13,223.28      $  153.16
      10           62.89%            $16,288.95             37.28%            $13,728.41      $  159.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,728.41
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,059.08

NATIONS SMALL COMPANY FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.93%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.07%            $10,307.00      $  195.96
       2           10.25%            $11,025.00              6.23%            $10,623.42      $  201.98
       3           15.76%            $11,576.25              9.50%            $10,949.56      $  208.18
       4           21.55%            $12,155.06             12.86%            $11,285.72      $  214.57
       5           27.63%            $12,762.82             16.32%            $11,632.19      $  221.16
       6           34.01%            $13,400.96             19.89%            $11,989.30      $  227.95
       7           40.71%            $14,071.00             23.57%            $12,357.37      $  234.95
       8           47.75%            $14,774.55             27.37%            $12,736.74      $  242.16
       9           55.13%            $15,513.28             31.28%            $13,127.76      $  249.59
      10           62.89%            $16,288.95             35.31%            $13,530.78      $  257.25
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,530.78
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,253.75

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 (1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400 (1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600 (1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security for commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

SYSTEMATIC ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.
U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include
U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500", "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Funds Stock Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.345.6611

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

--------------------------------------------------------------------------------
SEC file number:
Nations Funds Trust, 811-09645
COMEQPROIX-0805
--------------------------------------------------------------------------------


                                                            (NATIONS FUNDS LOGO)

                Government & Corporate
                Bond Funds
                ----------------------------------------------------------------
                Prospectus -- Class A, B and C Shares
                August 1, 2005


(NATIONS FUNDS LOGO)

NATIONS SHORT-TERM
INCOME FUND
NATIONS INTERMEDIATE BOND FUND
NATIONS BOND FUND
NATIONS HIGH YIELD
BOND FUND


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 86.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds Government & Corporate Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

The Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities. There's always a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Government & Corporate Bond Funds may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. THE ADVISER AND NATIONS FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR CERTAIN FUNDS.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE SUB-ADVISERS STARTING ON PAGE 34.

--------------------------------------------------------------------------------


NATIONS SHORT-TERM INCOME FUND                                   4
------------------------------------------------------------------
NATIONS INTERMEDIATE BOND FUND                                  11
------------------------------------------------------------------
NATIONS BOND FUND                                               18
------------------------------------------------------------------
NATIONS HIGH YIELD BOND FUND                                    25
Sub-adviser: MacKay Shields LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     31
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       34

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        38
     About Class A shares                                       40
        Front-end sales charge                                  41
        Contingent deferred sales charge                        42
     About Class B shares                                       43
        Contingent deferred sales charge                        43
     About Class C shares                                       45
        Contingent deferred sales charge                        45
     When you might not have to pay a sales charge              45
  Buying, selling and exchanging shares                         51
     How orders are processed                                   55
  How selling and servicing agents are paid                     61
  Distributions and taxes                                       63
  Legal matters                                                 66
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            67
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            79
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   86
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. LEONARD APLET AND RICHARD CUTTS OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS ON PAGE 34.

WHAT ARE CORPORATE FIXED INCOME SECURITIES

THIS FUND FOCUSES ON FIXED INCOME SECURITIES ISSUED BY CORPORATIONS. CORPORATE FIXED INCOME SECURITIES HAVE THE POTENTIAL TO PAY HIGHER INCOME THAN U.S. TREASURY SECURITIES WITH SIMILAR MATURITIES.

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income consistent with minimal fluctuations of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing securities. Effective September 23, 2005, under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The
                   Fund normally invests at least 65% of its total assets in investment grade fixed income securities. A portfolio manager may choose unrated securities if the portfolio manager believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - U.S. government obligations

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be three years or less, and its duration will be three years or less.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; asset-backed securities and corporate securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Short-Term Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.


--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              11.08%    4.68%    5.82%    6.08%    3.00%    6.90%    8.45%    5.14%    1.86%    1.03%



              *Year-to-date return as of June 30, 2005: 0.95%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:           3.47%
         WORST: 2ND QUARTER 2004:         -1.11%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES     0.04%    4.42%     5.26%      4.76%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -0.73%    2.93%     3.33%      2.84%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.03%    2.86%     3.29%      2.85%



         CLASS B SHARES RETURNS BEFORE TAXES     0.28%    3.85%     4.88%      4.44%



         CLASS C SHARES RETURNS BEFORE TAXES    -0.61%    3.86%     4.84%      4.38%



         MERRILL LYNCH 1-3 TREASURY INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    0.91%    4.93%     5.71%      5.14%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE OCTOBER 2, 1992, JUNE 7, 1993 AND OCTOBER 2, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF CLASS A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

CLASS B SHARES OF THIS FUND ARE ONLY AVAILABLE TO EXISTING SHAREHOLDERS FOR INVESTMENT.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          1.00%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)        N/A         1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                           0.44%        0.44%        0.44%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.06%        0.06%        0.06%
                                                       -------      -------      -------



         Total annual Fund operating expenses         0.75%        1.50%        1.50%



         Fee waivers                                 (0.02)%      (0.02)%      (0.02)%
                                                       -------      -------      -------



         Total net expenses(5)                        0.73%        1.48%        1.48%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.30% and an administration fee of 0.14%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2006. The figures shown here are after waivers. There is no guarantee that these waivers will continue after July 31, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $174     $335      $511      $1,019



         CLASS B SHARES                          $151     $472      $817      $1,586



         CLASS C SHARES                          $251     $472      $817      $1,789

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $151     $472      $817      $1,586



         CLASS C SHARES                          $151     $472      $817      $1,789

NATIONS INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. BRIAN DRAINVILLE OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 34.

INTERMEDIATE-TERM SECURITIES

THE PORTFOLIO MANAGER FOCUSES ON FIXED INCOME SECURITIES WITH INTERMEDIATE TERMS. WHILE THESE SECURITIES GENERALLY WON'T EARN AS MUCH INCOME AS SECURITIES WITH LONGER TERMS, THEY TEND TO BE LESS SENSITIVE TO CHANGES IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to obtain interest income and capital appreciation.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Intermediate Bond Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in bonds. The Master Portfolio normally invests at least 65% of its assets in intermediate and longer-term fixed income securities that are rated investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
(CMOs), that are backed by the U.S. government, its agencies or instrumentalities, or corporations.

The Master Portfolio can invest up to 10% of its assets in high yield debt securities.

The Master Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Master Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Master Portfolio may invest in private placement to seek to enhance its yield.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio manager may change the allocations when market conditions change

  - selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Intermediate Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses for the Master Portfolio will not rise as high as the portfolio manager expects, or will fall.
      - MORTGAGE-RELATED SECURITIES -- The value of the Master Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.
      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


      - CREDIT RISK -- The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. The Master Portfolio may invest in some securities that are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              14.54%    3.14%    6.54%    7.32%   0.38%**   7.96%    8.23%    8.35%    3.03%    2.27%



              *Year-to-date return as of June 30, 2005: 1.15%
              **The return disclosed has been revised from the 0.02% return disclosed in prior years' prospectuses

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:           4.50%
         WORST: 2ND QUARTER 2004:         -2.73%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Intermediate Government/Credit Index (formerly called the Lehman Intermediate Government Credit Index), an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -1.05%    5.23%     5.76%      5.05%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -2.23%    3.44%     3.61%      2.87%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                               -0.58%    3.39%     3.59%      2.94%



         CLASS B SHARES RETURNS BEFORE TAXES    -1.45%    5.14%     N/A        5.07%



         CLASS C SHARES RETURNS BEFORE TAXES     0.54%    6.46%     N/A        5.58%



         LEHMAN BROTHERS INTERMEDIATE
           GOVERNMENT/CREDIT INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.04%    7.21%     7.16%      6.24%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE JANUARY 24, 1994, OCTOBER 20, 1999 AND NOVEMBER 20, 1996, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM JANUARY 31, 1994.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          3.25%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                           0.54%        0.54%        0.54%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.07%        0.07%        0.07%
                                                       -------      -------      -------



         Total annual Fund operating expenses(7)      0.86%        1.61%        1.61%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses included in the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.39% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (7)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.06%, 1.81% and 1.81%, respectively, for Class A, Class B and Class C shares until July 31, 2006. There is no guarantee that these waivers or limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed under the limitations for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $410     $590      $786      $1,351



         CLASS B SHARES                          $464     $708      $876      $1,710



         CLASS C SHARES                          $264     $508      $876      $1,911

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $164     $508      $876      $1,710



         CLASS C SHARES                          $164     $508      $876      $1,911

NATIONS BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. LEONARD APLET, KEVIN CRONK, BRIAN DRAINVILLE, THOMAS LAPOINTE, LAURA OSTRANDER AND MARIE SCHOFIELD OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS ON PAGE 34.

MORE INVESTMENT OPPORTUNITIES

THIS FUND CAN INVEST IN A WIDE RANGE OF FIXED INCOME SECURITIES. THIS ALLOWS THE PORTFOLIO MANAGER TO FOCUS ON SECURITIES THAT OFFER THE POTENTIAL FOR HIGHER RETURNS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks total return by investing in investment grade fixed income securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund normally invests at least 65% of its assets in investment grade fixed income securities. A portfolio manager may choose unrated securities if the portfolio manager believes they are of comparable quality to investment grade securities at the time of investment.

The Fund may invest in:

  - corporate debt securities, including bonds, notes and debentures

  - U.S. government obligations

  - foreign debt securities denominated in U.S. dollars

  - mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities

  - municipal securities

The Fund may invest up to 10% of its total assets in high yield debt securities. The Fund also may invest up to 10% of its total assets in non-US dollar denominated foreign debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the portfolio manager expects, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds or other credit enhancements.

      - INVESTMENT IN ANOTHER NATIONS FUND -- The Fund may invest in Nations Convertible Securities Fund. The Adviser and its affiliates are entitled to receive fees from Nations Convertible Securities Fund for providing advisory and other services, in the Adviser addition to the fees which they are entitled to receive from Nations Bond Fund for services provided directly. Accordingly, shareholders may pay additional fees, unless such fees are waived because of the Fund's investment in another Fund. The Adviser and its affiliates may waive fees which they are entitled to receive from Nations Convertible Securities Fund, or also Nations Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              17.05%    1.92%    8.26%    6.94%   -1.45%    9.83%    7.60%    7.10%    4.64%    4.62%



              *Year-to-date return as of June 30, 2005: 1.97%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:           5.90%
         WORST: 2ND QUARTER 2004:         -2.51%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period of the Lehman Brothers U.S. Aggregate Index, an unmanaged index made up of other Lehman Brothers indices. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES     1.18%    6.05%     6.20%      5.75%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -0.45%    3.99%     3.93%      3.40%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.79%    3.90%     3.89%      3.42%



         CLASS B SHARES RETURNS BEFORE TAXES     0.75%    5.94%     5.87%      5.05%



         CLASS C SHARES RETURNS BEFORE TAXES     2.85%    5.94%     5.90%      5.44%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    4.34%    7.71%     7.72%      7.00%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE NOVEMBER 19, 1992, JUNE 7, 1993 AND NOVEMBER 16, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF CLASS A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price           3.25%        N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)        3.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                            0.49%        0.49%        0.49%



         Distribution (12b-1) and shareholder
         servicing fees                                0.25%        1.00%        1.00%



         Other expenses                                0.05%        0.05%        0.05%
                                                      ------       ------       ------



         Total annual Fund operating expenses(6)       0.79%        1.54%        1.54%
                                                      ======       ======       ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.34% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to 1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; and 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 0.85%, 1.60% and 1.60%, respectively, for Class A, Class B and Class C shares until July 31, 2006. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $403     $569      $749      $1,271



         CLASS B SHARES                          $457     $586      $839      $1,632



         CLASS C SHARES                          $257     $486      $839      $1,834

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $157     $486      $839      $1,632



         CLASS C SHARES                          $157     $486      $839      $1,834

NATIONS HIGH YIELD BOND FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MACKAY SHIELDS LLC (MACKAY SHIELDS) IS ITS SUB-ADVISER. MACKAY SHIELDS' HIGH YIELD PORTFOLIO MANAGEMENT TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MACKAY SHIELDS AND ITS HIGH YIELD PORTFOLIO MANAGEMENT TEAM ON PAGE 36.

HIGH YIELD DEBT SECURITIES

THIS FUND INVESTS PRIMARILY IN HIGH YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations High Yield Bond Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "BB" or "B" by Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed to a specific duration. Its duration will generally track the CSFB Global High Yield Index.

The Master Portfolio invests primarily in:

  - Domestic corporate high yield debt securities, including private placements

  - U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  - Zero-coupon bonds

  - U.S. government obligations

  - Equity securities (up to 20% of its assets), which may include convertible securities

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

When selecting investments for the portfolio, the team:

  - focuses on individual security selection ("bottom-up" analysis)

  - uses fundamental credit analysis

  - emphasizes current income while attempting to minimize risk to principal

  - seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  - tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above the target price the team has set, if it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations High Yield Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      - CREDIT RISK -- The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - LIQUIDITY RISK -- There is a risk that a security held by the Master Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      - FOREIGN INVESTMENT RISK -- Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               8.28%    1.92%   31.14%   11.80%



              *Year-to-date return as of June 30, 2005: -0.89%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:          10.32%
         WORST: 3RD QUARTER 2002:         -5.90%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the CSFB Global High Yield Index, an unmanaged index that mirrors the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                      6.45%    8.84%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS      2.61%    4.90%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                4.67%    5.07%



         CLASS B SHARES RETURNS BEFORE TAXES                      5.99%    8.88%



         CLASS C SHARES RETURNS BEFORE TAXES                      9.98%    9.16%



         CSFB GLOBAL HIGH YIELD INDEX (REFLECTS NO DEDUCTIONS
           FOR FEES, EXPENSES OR TAXES)                          11.95%    8.40%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE FEBRUARY 14, 2000, FEBRUARY 17, 2000 AND MARCH 8, 2000, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM JANUARY 31, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              4.75%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 N/A(1)    5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                               0.76%     0.76%     0.76%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses                                   0.12%     0.12%     0.12%
                                                           -----     -----     -----



         Total annual Fund operating expenses(7)          1.13%     1.88%     1.88%
                                                           =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.53% and an administration fee of 0.23%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.55% for assets up to $500 million; 0.52% for assets in excess of $500 million and up to $1 billion; 0.49% for assets in excess of $1 billion and up to $1.5 billion; and 0.46% for assets in excess of $1.5 billion.

      (7)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.18%, 1.93% and 1.93%, respectively, for Class A, Class B and Class C shares until July 31, 2006. There is no guarantee that these limitations will continue after July 31, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $580     $802     $1,042     $1,730



         CLASS B SHARES                          $686     $876     $1,190     $1,951



         CLASS C SHARES                          $286     $576       $990     $2,148

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $186     $576       $990     $1,951



         CLASS C SHARES                          $186     $576       $990     $2,148

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund that is not already in feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a

        Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar quarter will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 60 calendar days following each quarter-end and will remain posted on the website until the Fund files its next Form N-CSR or Form N-Q.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

  - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

FUND                                   PORTFOLIO MANAGERS
NATIONS SHORT-TERM INCOME FUND         LEONARD APLET, RICHARD CUTTS

NATIONS INTERMEDIATE BOND FUND(1)      BRIAN DRAINVILLE

NATIONS BOND FUND                      LEONARD APLET, KEVIN CRONK, BRIAN
                                       DRAINVILLE, THOMAS LAPOINTE, LAURA
                                       OSTRANDER, MARIE SCHOFIELD

(1)NATIONS INTERMEDIATE BOND FUND DOESN'T HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT INVESTS IN NATIONS INTERMEDIATE BOND MASTER PORTFOLIO. THE ADVISER IS THE INVESTMENT ADVISER TO THE MASTER PORTFOLIO.

                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  LEONARD APLET        NATIONS SHORT-TERM INCOME    COLUMBIA MANAGEMENT --
                       FUND SINCE OCTOBER 2004      PORTFOLIO MANAGER SINCE 1987
                       NATIONS BOND FUND SINCE
                       OCTOBER 2004



  KEVIN CRONK          NATIONS BOND FUND            COLUMBIA MANAGEMENT --
                       SINCE NOVEMBER 2004          PORTFOLIO MANAGER SINCE 1999



  RICHARD CUTTS        NATIONS SHORT-TERM INCOME    COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1994



  BRIAN DRAINVILLE     NATIONS INTERMEDIATE BOND    COLUMBIA MANAGEMENT --
                       FUND SINCE NOVEMBER 2004     PORTFOLIO MANAGER SINCE 1996
                       NATIONS BOND FUND SINCE
                       MARCH 2005



  THOMAS LAPOINTE      NATIONS BOND FUND SINCE      COLUMBIA MANAGEMENT --
                       MARCH 2005                   PORTFOLIO MANAGER SINCE 1999



  LAURA OSTRANDER      NATIONS BOND FUND SINCE      COLUMBIA MANAGEMENT --
                       NOVEMBER 2004                PORTFOLIO MANAGER SINCE 1996



  MARIE SCHOFIELD      NATIONS BOND FUND SINCE      COLUMBIA MANAGEMENT --
                       NOVEMBER 2004                PORTFOLIO MANAGER SINCE 1990




Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser uses part of this money to pay the investment sub-adviser for the services it provides to certain Funds.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS SHORT-TERM INCOME FUND                              0.30%        0.23%



  NATIONS INTERMEDIATE BOND FUND(1)                           0.40%        0.40%



  NATIONS BOND FUND                                           0.40%        0.38%



  NATIONS HIGH YIELD BOND FUND(1)                             0.55%        0.55%

(1)THESE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN NATIONS INTERMEDIATE BOND MASTER PORTFOLIO AND NATIONS HIGH YIELD BOND MASTER PORTFOLIO, RESPECTIVELY. THE ADVISER IS THE INVESTMENT ADVISER TO THE MASTER PORTFOLIOS.

INVESTMENT SUB-ADVISERS

Nations Funds and the Adviser engage one or more investment sub-advisers for certain Funds to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Nations Funds and the Adviser have engaged the following investment sub-adviser to provide day-to-day portfolio management for certain Funds. This sub-adviser functions under the supervision of the Adviser and the Board of Nations Funds.

Information about the sub-adviser and the team members of the sub-adviser that are responsible for the day-to-day investment decisions for the Funds is provided below. The SAI provides additional information about the compensation of these team members, other accounts managed by the team members and the team members' ownership of securities in the Funds.

--------------------------------------------------------------------------------

MACKAY SHIELDS LLC

9 WEST 57TH STREET
NEW YORK, NEW YORK 10019

--------------------------------------------------------------------------------


MACKAY SHIELDS LLC


Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. As of June 30, 2004 the firm's 86 investment professionals manage more than $37 billion in assets, including over $15 billion in high yield assets.


MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Portfolio.

DONALD E. MORGAN, CFA Donald Morgan is a Senior Managing Director and Co-Head of Fixed Income -- High Yield Division of MacKay Shields and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. Mr. Morgan was promoted to Senior Managing Director in the third quarter of 2002, and promoted to Managing Director in the fourth quarter of 1998. Prior to joining MacKay Shields, Mr. Morgan was a High Yield Analyst with Fidelity Management & Research from June 1994 to May 1997. Mr. Morgan received a BS in Finance from New York University and became a holder of the Chartered Financial Analyst designation in 1998. Mr. Morgan has been in the investment management and research industry since 1994.

J. MATTHEW PHILO, CFA Matt Philo is a Senior Managing Director of MacKay Shields and is a Portfolio Manager/Research Analyst on the High Yield Portfolio Management Team. Mr. Philo was promoted to Senior Managing Director in the fourth quarter of 2004 and promoted to Managing Director in the first quarter of 2000. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo became a holder of the Chartered Financial Analyst designation in 1993. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University. Mr. Philo has been in the investment management and research industry since 1984.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, Inc. a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly, as follows:

  GOVERNMENT & CORPORATE BOND FUNDS (EXCEPT NATIONS BOND FUND,
    NATIONS INTERMEDIATE BOND FUND AND NATIONS HIGH YIELD BOND
    FUND)                                                       0.14%



  NATION BOND FUND AND NATIONS INTERMEDIATE BOND FUND           0.15%



  NATIONS HIGH YIELD BOND FUND                                  0.23%


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus except Nations Short-Term Income Fund, which doesn't offer Class B shares to new investors. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below compares the charges and fees and other features of the share classes.

                                                                        NATIONS
                                              NATIONS SHORT-           GOVERNMENT
                                               INTERMEDIATE         SECURITIES FUND,
                              NATIONS        GOVERNMENT FUND,      NATIONS STRATEGIC
                             SHORT-TERM    NATIONS INTERMEDIATE       INCOME FUND,
                               INCOME           BOND FUND,            NATIONS HIGH
 CLASS A SHARES                 FUND         NATIONS BOND FUND      YIELD BOND FUND
 MAXIMUM AMOUNT YOU CAN
 BUY                          NO LIMIT           NO LIMIT               NO LIMIT



 MAXIMUM FRONT-END SALES
 CHARGE                        1.00%               3.25%                 4.75%



 MAXIMUM DEFERRED SALES
 CHARGE(1)                      NONE               NONE                   NONE



 MAXIMUM ANNUAL                0.25%               0.25%                 0.25%
 DISTRIBUTION AND           DISTRIBUTION       DISTRIBUTION           DISTRIBUTION
 SHAREHOLDER SERVICING        (12B-1)/           (12B-1)/               (12B-1)/
 FEES                         SERVICE           SERVICE FEE           SERVICE FEE
                               FEE(2)



 CONVERSION FEATURE             NONE               NONE                   NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)Nations Short-Term Income Fund pays this fee under a separate servicing plan.

                                                                         NATIONS
                                               NATIONS SHORT-           GOVERNMENT
                                                INTERMEDIATE         SECURITIES FUND,
                                              GOVERNMENT FUND,      NATIONS STRATEGIC
                             NATIONS        NATIONS INTERMEDIATE       INCOME FUND,
                           SHORT-TERM            BOND FUND,            NATIONS HIGH
 CLASS B SHARES            INCOME FUND        NATIONS BOND FUND      YIELD BOND FUND
 MAXIMUM AMOUNT YOU
 CAN BUY                     $50,000               $50,000               $50,000



 MAXIMUM FRONT-END
 SALES CHARGE                 NONE                  NONE                   NONE



 MAXIMUM DEFERRED
 SALES CHARGE                 NONE                3.00%(1)               5.00%(1)



 REDEMPTION FEE               NONE                  NONE                   NONE



 MAXIMUM ANNUAL               0.75%                 0.75%                 0.75%
 DISTRIBUTION AND         DISTRIBUTION          DISTRIBUTION           DISTRIBUTION
 SHAREHOLDER SERVICING   (12B-1) FEE AND       (12B-1) FEE AND       (12B-1) FEE AND
 FEES                   0.25% SERVICE FEE     0.25% SERVICE FEE     0.25% SERVICE FEE



 CONVERSION FEATURE           NONE                   YES                   YES

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                                                         NATIONS
                                               NATIONS SHORT-           GOVERNMENT
                                                INTERMEDIATE         SECURITIES FUND,
                                              GOVERNMENT FUND,      NATIONS STRATEGIC
                             NATIONS        NATIONS INTERMEDIATE       INCOME FUND,
                           SHORT-TERM            BOND FUND,            NATIONS HIGH
 CLASS C SHARES            INCOME FUND        NATIONS BOND FUND      YIELD BOND FUND
 MAXIMUM AMOUNT YOU
 CAN BUY                   $1 MILLION            $1 MILLION             $1 MILLION



 MAXIMUM FRONT-END
 SALES CHARGE                 NONE                  NONE                   NONE



 MAXIMUM DEFERRED
 SALES CHARGE(1)              1.00%                 1.00%                 1.00%



 REDEMPTION FEE               NONE                  NONE                   NONE



 MAXIMUM ANNUAL               0.75%                 0.75%                 0.75%
 DISTRIBUTION AND         DISTRIBUTION          DISTRIBUTION           DISTRIBUTION
 SHAREHOLDER SERVICING   (12B-1) FEE AND       (12B-1) FEE AND       (12B-1) FEE AND
 FEES                   0.25% SERVICE FEE     0.25% SERVICE FEE     0.25% SERVICE FEE



 CONVERSION FEATURE           NONE                  NONE                   NONE

(1)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARE GRAPHIC)  ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

      NATIONS SHORT-TERM INCOME FUND




                                                                              AMOUNT
                                                                             RETAINED
                                                        SALES CHARGE(1)     BY SELLING
                                      SALES CHARGE(1)    AS A % OF THE        AGENTS
                                       AS A % OF THE      NET AMOUNT      AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED       OFFERING PRICE
           $0 - $99,999                   1.00%             1.01%             0.75%



           $100,000 - $249,999            0.75%             0.76%             0.50%



           $250,000 - $999,999            0.50%             0.50%             0.40%



           $1,000,000 OR MORE             0.00%             0.00%           1.00%(2)

      NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND
      NATIONS INTERMEDIATE BOND FUND
      NATIONS BOND FUND




                                                                              AMOUNT
                                                                             RETAINED
                                                        SALES CHARGE(1)     BY SELLING
                                      SALES CHARGE(1)    AS A % OF THE        AGENTS
                                       AS A % OF THE      NET AMOUNT      AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED       OFFERING PRICE
           $0 - $99,999                   3.25%             3.36%             3.00%



           $100,000 - $249,999            2.50%             2.56%             2.25%



           $250,000 - $499,999            2.00%             2.04%             1.75%



           $500,000 - $999,999            1.50%             1.53%             1.25%



           $1,000,000 OR MORE             0.00%             0.00%           1.00%(2)

      NATIONS GOVERNMENT SECURITIES FUND
      NATIONS STRATEGIC INCOME FUND
      NATIONS HIGH YIELD BOND FUND




                                                                              AMOUNT
                                                                             RETAINED
                                                        SALES CHARGE(1)     BY SELLING
                                      SALES CHARGE(1)    AS A % OF THE        AGENTS
                                       AS A % OF THE      NET AMOUNT      AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED       OFFERING PRICE
           $0 - $49,999                   4.75%             4.99%             4.25%



           $50,000 - $99,999              4.50%             4.71%             4.00%



           $100,000 - $249,999            3.50%             3.63%             3.00%



           $250,000 - $499,999            2.50%             2.56%             2.25%



           $500,000 - $999,999            2.00%             2.04%             1.75%



           $1,000,000 OR MORE             0.00%             0.00%           1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      Your selling agent receives a cumulative commission from the Distributor when you purchase $1 million or more of Class A shares, as follows:

         $0 - $2,999,999                                                   1.00%



         $3 MILLION - $49,999,999                                          0.50%



         $50 MILLION OR MORE                                               0.25%




      The commission to selling agents for Class A share purchases of $50 million or more is paid beginning in the 13th month but only to the extent the shares remain outstanding. For certain group retirement plans, selling agents will receive a 1% finder's fee from $0-$3 million.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



(B SHARES GRAPHIC) ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Nations Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

      NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND
      NATIONS INTERMEDIATE BOND FUND
      NATIONS BOND FUND




                           IF YOU SELL YOUR SHARES
                          DURING THE FOLLOWING YEAR:                   YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                            3.0%



         THE SECOND YEAR YOU OWN THEM                                           3.0%



         THE THIRD YEAR YOU OWN THEM                                            2.0%



         THE FOURTH YEAR YOU OWN THEM                                           1.0%



         AFTER FIVE YEARS OF OWNING THEM                                        NONE

      NATIONS GOVERNMENT SECURITIES FUND
      NATIONS STRATEGIC INCOME FUND
      NATIONS HIGH YIELD BOND FUND




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                            5.0%



         THE SECOND YEAR YOU OWN THEM                                           4.0%



         THE THIRD YEAR YOU OWN THEM                                            3.0%



         THE FOURTH YEAR YOU OWN THEM                                           3.0%



         THE FIFTH YEAR YOU OWN THEM                                            2.0%



         THE SIXTH YEAR YOU OWN THEM                                            1.0%



         AFTER SIX YEARS OF OWNING THEM                                         NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Class A shares according to the following schedule:

      NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND
      NATIONS INTERMEDIATE BOND FUND
      NATIONS BOND FUND




                                                                  WILL CONVERT TO CLASS A SHARES
                       CLASS B SHARES YOU BOUGHT                    AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                            EIGHT YEARS



         BETWEEN AUGUST 1, 1998 AND NOVEMBER 15, 1998



         $0 - $249,999                                                        SIX YEARS



         $250,000 - $499,999                                                  SIX YEARS



         $500,000 - $999,999                                                 FIVE YEARS

      NATIONS GOVERNMENT SECURITIES FUND
      NATIONS STRATEGIC INCOME FUND
      NATIONS HIGH YIELD BOND FUND




                                                                  WILL CONVERT TO CLASS A SHARES
                       CLASS B SHARES YOU BOUGHT                    AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                            EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998



         $0 - $249,999                                                       NINE YEARS



         $250,000 - $499,999                                                  SIX YEARS



         $500,000 - $999,999                                                 FIVE YEARS



         BEFORE AUGUST 1, 1997                                              EIGHT YEARS

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15(th) day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Nations Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


(C SHARES GRAPHIC) ABOUT CLASS C SHARES

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases over $1 million may be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a waived or reduced front-end sales charge, (often referred to as "breakpoint discounts"), or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and at www.nationsfunds.com and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

      The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Nations Funds.

      The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Nations Fund family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES



      (Class A shares)

      There are two ways you can lower the front-end sales charge you pay on Class A shares:

        - RIGHTS OF ACCUMULATION
            The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Class B and Class C shares of Nations Money Market Funds, don't qualify for rights of accumulation.

        - LETTER OF STATEMENT
            You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
          The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - Individual accounts

           - Joint accounts

           - Certain IRA accounts

           - Certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Nations Fund shares. The value of your investment in a Nations Money Market Fund held in an eligible account may be aggregated with your investments in other funds in the Nations Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Nations Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.nationsfunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Nations Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

        - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Class A shares of Nations Funds (except Money Market Funds), or

          - sign a letter of intent to buy at least $500,000 of Class A shares of Nations Funds (except Money Market Funds), or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Class A, Class B and Class C shares)

      You won't pay a CDSC on the following transactions:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Nations Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A. You can invest up to
                                         - $25 for traditional and Roth IRAs,       $50,000 in Class B shares. Class C
                                           and Coverdell Education Savings          shares purchases are limited to $1
                                           Accounts                                 million.
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan     Class B shares are only available to
                                           accounts like 401(k) plans and SEP       existing customers of Nations
                                           accounts, but other restrictions         Short-Term Income Fund.
                                           apply
                                           minimum additional investment:
                                         - $25 for traditional and Roth IRAs,
                                           and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50

Selling shares    In a lump sum          - shares sold by telephone are limited     A Fund will generally send proceeds
                                           to $100,000 in a 30-day period           from the sale to you within seven days
                                         - other restrictions may apply to          (usually on the next business day after
                                           withdrawals from retirement plan         your request is received in "good
                                           accounts                                 form"). However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                           fee based accounts                       withdrawals any day of the month on a
                                                                                    monthly, quarterly, or a semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a class.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class A
  shares                                   exchanges                                shares for Class A shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.
                                                                                    You can generally exchange your Class B
                                                                                    shares for Class B shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.
                                                                                    You can generally exchange your Class C
                                                                                    shares for Class C shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.
                                                                                    You won't pay a front-end sales charge
                                                                                    or CDSC on the shares you're
                                                                                    exchanging. There may be an additional
                                                                                    sales charge if exchanging from a Money
                                                                                    Market Fund. Redemption fees may apply.

                  Using our Automatic    minimum $100 per exchange                  You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT




      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts or for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to $100,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $,1000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirements.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES         EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of one Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of a Fund for Class A shares of any other Nations Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Class A shares was of a Nations Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of a Fund for Class B shares of any other Nations Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Class C shares of a Nations Money Market Fund from an exchange of Class B shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Class C shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of a Fund for Class C shares of any other Nations Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT SIGN GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 4.25% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                               MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                  AND SHAREHOLDER SERVICING FEES
                           (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
CLASS A SHARES     0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                   SERVICING FEE

CLASS B SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                   FEE

CLASS C SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                   FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

     - up to 1.00% of the offering price per share of Class A shares

     - up to 1.00% of the net asset value per share of Class B shares

     - up to 1.00% of the net asset value per share of Class C shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. Normally, all of the Funds, except Nations Intermediate Bond Fund and Nations High Yield Bond Fund, declare distributions of net investment income daily and pay them monthly. Nations Intermediate Bond Fund and Nations High Yield Bond Fund normally declare and pay distributions of net investment income monthly. The Funds may, however, declare and pay distributions of net investment income more frequently. If a Fund purchases bonds at a price less than a bond's principal amount, the Fund generally will be required to include a portion of the difference or discount in its annual ordinary income, and make distributions to shareholders representing such discount, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. The Fund may be required to sell securities held by the Fund to obtain the cash required to pay such distributions.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Absent further legislation, those reduced rates of tax will expire after December 31, 2008.

No other Fund distributions were expected to qualify for reduced taxation under the Internal Revenue Code. Corporate shareholders generally won't be able to deduct any distributions from a Fund when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year, their federal tax status and how much of the income from zero coupon bonds has been allocated to you. Foreign, state and local taxes may also apply to distributions.

--------------------------------------------------------------------------------



 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS SHORT-TERM INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.07               $10.10                $9.83                $9.81
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.21                 0.20                 0.28                 0.45
  Net realized and unrealized gain/(loss)
    on investments                              (0.23)                0.02                 0.30                 0.02
  Net increase/(decrease) in net asset
    value from operations                       (0.02)                0.22                 0.58                 0.47
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.21)               (0.20)               (0.28)               (0.45)
  Distributions from net realized gains         (0.02)               (0.05)               (0.03)                 --
  Total dividends and distributions             (0.23)               (0.25)               (0.31)               (0.45)
  Net asset value, end of year                   $9.82               $10.07               $10.10                $9.83
  TOTAL RETURN++                                (0.19)%               2.23%                6.01%                4.91%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $38,130             $122,202             $130,036              $99,453
  Ratio of operating expenses to average
    net assets(a)                                0.73%              0.72%(c)               0.75%                0.77%
  Ratio of net investment income/(loss)
    to average net assets                        2.10%                1.99%                2.74%                4.54%
  Portfolio turnover rate                        128%                 164%                  54%                  80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.83%(b)             0.85%(d)               0.85%                0.87%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.56
  Net realized and unrealized gain/(loss)
    on investments                                0.30
  Net increase/(decrease) in net asset
    value from operations                         0.86
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.56)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.56)
  Net asset value, end of year                    $9.81
  TOTAL RETURN++                                  9.28%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $7,658
  Ratio of operating expenses to average
    net assets(a)                                 0.76%
  Ratio of net investment income/(loss)
    to average net assets                         5.79%
  Portfolio turnover rate                          42%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.86%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.81% for Class A shares.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.82% for Class A shares.

NATIONS SHORT-TERM INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.07               $10.09                $9.83                $9.80
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.14                 0.13                 0.21                 0.38
  Net realized and unrealized gain/(loss)
    on investments                              (0.24)                0.03                 0.29                 0.03
  Net increase/(decrease) in net asset
    value from operations                       (0.10)                0.16                 0.50                 0.41
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)               (0.13)               (0.21)               (0.38)
  Distributions from net realized gains         (0.02)               (0.05)               (0.03)                 --
  Total dividends and distributions             (0.16)               (0.18)               (0.24)               (0.38)
  Net asset value, end of year                   $9.81               $10.07               $10.09                $9.83
  TOTAL RETURN++                                (1.03)%               1.58%                5.12%                4.25%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,477               $1,775               $2,170               $2,511
  Ratio of operating expenses to average
    net assets(a)                                1.48%              1.47%(c)               1.50%                1.52%
  Ratio of net investment income/(loss)
    to average net assets                        1.37%                1.24%                1.99%                3.79%
  Portfolio turnover rate                        128%                 164%                  54%                  80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.58%(b)             1.60%(d)               1.60%                1.62%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.48
  Net realized and unrealized gain/(loss)
    on investments                                0.29
  Net increase/(decrease) in net asset
    value from operations                         0.77
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                    $9.80
  TOTAL RETURN++                                  8.36%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,515
  Ratio of operating expenses to average
    net assets(a)                                 1.51%
  Ratio of net investment income/(loss)
    to average net assets                         5.04%
  Portfolio turnover rate                          42%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.61%

++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.56% for Class B shares.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.57% for Class B shares.

NATIONS SHORT-TERM INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.07               $10.09                $9.83                $9.80
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.13                 0.13                 0.21                 0.38
  Net realized and unrealized gain/(loss)
    on investments                              (0.23)                0.03                 0.29                 0.03
  Net increase/(decrease) in net asset
    value from operations                       (0.10)                0.16                 0.50                 0.41
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)               (0.13)               (0.21)               (0.38)
  Distributions from net realized gains         (0.02)               (0.05)               (0.03)                 --
  Total dividends and distributions             (0.16)               (0.18)               (0.24)               (0.38)
  Net asset value, end of year                   $9.81               $10.07               $10.09                $9.83
  TOTAL RETURN++                                (1.03)%               1.58%                5.12%                4.23%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $17,980              $32,267              $54,350              $39,515
  Ratio of operating expenses to average
    net assets                                   1.48%              1.47%(c)               1.50%                1.52%
  Ratio of net investment income/(loss)
    to average net assets(a)                     1.36%                1.24%                1.99%                3.79%
  Portfolio turnover rate                        128%                 164%                  54%                  80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.58%(b)             1.60%(d)               1.60%                1.62%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.48
  Net realized and unrealized gain/(loss)
    on investments                                0.29
  Net increase/(decrease) in net asset
    value from operations                         0.77
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.48)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.48)
  Net asset value, end of year                    $9.80
  TOTAL RETURN++                                  8.37%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $833
  Ratio of operating expenses to average
    net assets                                    1.51%
  Ratio of net investment income/(loss)
    to average net assets(a)                      5.04%
  Portfolio turnover rate                          42%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.61%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.56% for Class C shares.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.57% for Class C shares.

NATIONS INTERMEDIATE BOND
FUND+++#

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.97                $9.96                $9.43                $9.55
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.28                 0.26                 0.32                 0.47
  Net realized and unrealized gain/(loss)
    on investments                              (0.38)                0.15                 0.65                (0.12)
  Net increase/(decrease) in net asset
    value from operations                       (0.10)                0.41                 0.97                 0.35
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.28)               (0.28)               (0.32)               (0.47)
  Distributions from net realized gains         (0.09)               (0.12)               (0.12)                 --
  Total dividends and distributions             (0.37)               (0.40)               (0.44)               (0.47)
  Net asset value, end of period                 $9.50                $9.97                $9.96                $9.43
  TOTAL RETURN++                                (0.99)%               4.17%               10.43%                3.66%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $21,279              $28,403              $31,915              $58,167
  Ratio of operating expenses to average
    net assets                                   0.89%                0.93%                0.95%                1.03%
  Ratio of net investment income/(loss)
    to average net assets                        2.92%                2.69%                3.21%                4.55%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.93%                0.94%                0.95%                1.11%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $9.15
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.56
  Net realized and unrealized gain/(loss)
    on investments                                0.40
  Net increase/(decrease) in net asset
    value from operations                         0.96
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.56)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.56)
  Net asset value, end of period                  $9.55
  TOTAL RETURN++                                 10.88%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $62,617
  Ratio of operating expenses to average
    net assets                                    1.03%
  Ratio of net investment income/(loss)
    to average net assets                         6.06%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.06%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Intermediate Bond Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS INTERMEDIATE BOND
FUND+++#

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.92                $9.91                $9.39                $9.51
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.21                 0.19                 0.25                 0.40
  Net realized and unrealized gain/(loss)
    on investments                              (0.38)                0.14                 0.64                (0.12)
  Net increase/(decrease) in net asset
    value from operations                       (0.17)                0.33                 0.89                 0.28
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.21)               (0.20)               (0.25)               (0.40)
  Distributions from net realized gains         (0.09)               (0.12)               (0.12)                 --
  Total dividends and distributions             (0.30)               (0.32)               (0.37)               (0.40)
  Net asset value, end of period                 $9.45                $9.92                $9.91                $9.39
  TOTAL RETURN++                                (1.73)%               3.41%                9.59%                2.94%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $8,565               $11,883              $13,739              $7,003
  Ratio of operating expenses to average
    net assets                                   1.64%                1.68%                1.70%                1.78%
  Ratio of net investment income/(loss)
    to average net assets                        2.17%                1.94%                2.46%                3.80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.68%                1.69%                1.70%                1.86%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $9.13
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.47
  Net realized and unrealized gain/(loss)
    on investments                                0.42
  Net increase/(decrease) in net asset
    value from operations                         0.89
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.51)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.51)
  Net asset value, end of period                  $9.51
  TOTAL RETURN++                                  9.99%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $1,290
  Ratio of operating expenses to average
    net assets                                    1.78%
  Ratio of net investment income/(loss)
    to average net assets                         5.31%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.81%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Intermediate Bond Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS INTERMEDIATE BOND
FUND+++#

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $11.07               $11.02               $10.39               $10.47
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.23                 0.20                 0.23                 0.39
  Net realized and unrealized gain/(loss)
    on Investments                              (0.42)                0.17                 0.75                (0.08)
  Net increase/(decrease) in net asset
    value from operations                       (0.19)                0.37                 0.98                 0.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.21)               (0.20)               (0.23)               (0.39)
  Distributions from net realized gains         (0.09)               (0.12)               (0.12)                 --
  Total dividends and distributions             (0.30)               (0.32)               (0.35)               (0.39)
  Net asset value, end of period                $10.58               $11.07               $11.02               $10.39
  TOTAL RETURN++                                (1.74)%               3.42%                9.59%                2.94%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $3,473               $5,222               $5,605               $2,586
  Ratio of operating expenses to average
    net assets                                   1.64%                1.68%                1.70%                1.78%
  Ratio of net investment income/(loss)
    to average net assets                        2.17%                1.94%                2.46%                3.80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.68%                1.69%                1.70%                1.86%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $9.32
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.47
  Net realized and unrealized gain/(loss)
    on Investments                                1.09
  Net increase/(decrease) in net asset
    value from operations                         1.56
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.41)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.41)
  Net asset value, end of period                 $10.47
  TOTAL RETURN++                                 17.06%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $797
  Ratio of operating expenses to average
    net assets                                    1.78%
  Ratio of net investment income/(loss)
    to average net assets                         5.31%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.81%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Nations Intermediate Bond Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.17                $9.99                $9.65                $9.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.31                 0.34                 0.33                 0.50
  Net realized and unrealized gain/(loss)
    on investments                              (0.19)                0.24                 0.53                (0.12)
  Net increase/(decrease) in net asset
    value from operations                        0.12                 0.58                 0.86                 0.38
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.34)               (0.34)               (0.35)               (0.51)
  Distributions from net realized gains         (0.15)               (0.06)               (0.17)                 --
  Total dividends and distributions             (0.49)               (0.40)               (0.52)               (0.51)
  Net asset value, end of year                   $9.80               $10.17                $9.99                $9.65
  TOTAL RETURN++                                 1.21%                5.92%                9.05%                3.96%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $30,409              $38,114              $43,828              $40,902
  Ratio of operating expenses to average
    net assets(a)                                0.83%                0.90%                0.92%              0.93%(c)
  Ratio of net investment income/(loss)
    to average net assets                        3.08%                3.36%                3.25%                5.03%
  Portfolio turnover rate                        402%                 398%                 488%                 314%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.91%(b)             0.93%(d)               0.92%                0.93%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.60
  Net realized and unrealized gain/(loss)
    on investments                                0.41
  Net increase/(decrease) in net asset
    value from operations                         1.01
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.60)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.60)
  Net asset value, end of year                    $9.78
  TOTAL RETURN++                                 11.11%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $27,220
  Ratio of operating expenses to average
    net assets(a)                                 0.92%
  Ratio of net investment income/(loss)
    to average net assets                         6.28%
  Portfolio turnover rate                         120%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.92%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.89% for Class A shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.91% for Class A shares.

NATIONS BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.17                $9.99                $9.66                $9.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.23                 0.26                 0.25                 0.43
  Net realized and unrealized gain/(loss)
    on investments                              (0.18)                0.24                 0.52                (0.11)
  Net increase/(decrease) in net asset
    value from operations                        0.05                 0.50                 0.77                 0.32
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.26)               (0.26)               (0.27)               (0.44)
  Distributions from net realized gains         (0.15)               (0.06)               (0.17)                 --
  Total dividends and distributions             (0.41)               (0.32)               (0.44)               (0.44)
  Net asset value, end of year                   $9.81               $10.17                $9.99                $9.66
  TOTAL RETURN++                                 0.55%                5.13%                8.13%                3.29%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $9,707               $13,518              $18,783              $16,877
  Ratio of operating expenses to average
    net assets(a)                                1.58%                1.65%                1.67%              1.68%(c)
  Ratio of net investment income/(loss)
    to average net assets                        2.32%                2.61%                2.50%                4.28%
  Portfolio turnover rate                        402%                 398%                 488%                 314%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.66%(b)             1.68%(d)               1.67%                1.68%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.52
  Net realized and unrealized gain/(loss)
    on investments                                0.41
  Net increase/(decrease) in net asset
    value from operations                         0.93
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.52)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.52)
  Net asset value, end of year                    $9.78
  TOTAL RETURN++                                 10.29%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $6,994
  Ratio of operating expenses to average
    net assets(a)                                 1.67%
  Ratio of net investment income/(loss)
    to average net assets                         5.53%
  Portfolio turnover rate                         120%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.67%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.64% for Class B shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.66% for Class B shares.

NATIONS BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.17                $9.99                $9.65                $9.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.23                 0.26                 0.25                 0.43
  Net realized and unrealized gain/(loss)
    on investments                              (0.19)                0.24                 0.53                (0.12)
  Net increase/(decrease) in net asset
    value from operations                        0.04                 0.50                 0.78                 0.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.26)               (0.26)               (0.27)               (0.44)
  Distributions from net realized gains         (0.15)               (0.06)               (0.17)                 --
  Total dividends and distributions             (0.41)               (0.32)               (0.44)               (0.44)
  Net asset value, end of year                   $9.80               $10.17                $9.99                $9.65
  TOTAL RETURN++                                 0.45%                5.13%                8.24%                3.18%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,470               $1,823               $2,823               $2,387
  Ratio of operating expenses to average
    net assets(a)                                1.58%                1.65%                1.67%              1.68%(c)
  Ratio of net investment income/(loss)
    to average net assets                        2.32%                2.61%                2.50%                4.28%
  Portfolio turnover rate                        402%                 398%                 488%                 314%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.66%(b)             1.68%(d)               1.67%                1.68%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.52
  Net realized and unrealized gain/(loss)
    on investments                                0.41
  Net increase/(decrease) in net asset
    value from operations                         0.93
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.52)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.52)
  Net asset value, end of year                    $9.78
  TOTAL RETURN++                                 10.28%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,321
  Ratio of operating expenses to average
    net assets(a)                                 1.67%
  Ratio of net investment income/(loss)
    to average net assets                         5.53%
  Portfolio turnover rate                         120%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.67%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.64% for Class C shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.66% for Class C shares.

NATIONS HIGH YIELD BOND FUND+++#

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.79                $8.52                $8.80                $9.22
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.66                 0.70                 0.75                 0.80
  Net realized and unrealized gain/(loss)
    on investments                               0.03                 1.36                (0.28)               (0.32)
  Net increase/(decrease) in net asset
    value from operations                        0.69                 2.06                 0.47                 0.48
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.65)               (0.70)               (0.75)               (0.85)
  Distributions from net realized gains         (0.52)               (0.09)                 --                 (0.05)
  Total dividends and distributions             (1.17)               (0.79)               (0.75)               (0.90)
  Net asset value, end of period                 $9.31                $9.79                $8.52                $8.80
  TOTAL RETURN++                                 7.64%               24.88%                6.07%                5.69%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $134,980             $163,916              $97,154              $31,551
  Ratio of operating expenses to average
    net assets                                   1.09%                1.09%                1.15%                1.18%
  Ratio of net investment income/(loss)
    to average net assets                        6.90%                7.37%                9.22%                9.50%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.09%                1.09%                1.15%                1.25%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $9.88
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.96
  Net realized and unrealized gain/(loss)
    on investments                               (0.58)
  Net increase/(decrease) in net asset
    value from operations                         0.38
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (1.04)
  Distributions from net realized gains            --
  Total dividends and distributions              (1.04)
  Net asset value, end of period                  $9.22
  TOTAL RETURN++                                  3.99%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $8,344
  Ratio of operating expenses to average
    net assets                                    1.18%
  Ratio of net investment income/(loss)
    to average net assets                        10.72%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.70%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations High Yield Bond Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS HIGH YIELD BOND FUND+++#

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.77                $8.51                $8.80                $9.21
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.58                 0.64                 0.69                 0.76
  Net realized and unrealized gain/(loss)
    on investments                               0.04                 1.35                (0.29)               (0.33)
  Net increase/(decrease) in net asset
    value from operations                        0.62                 1.99                 0.40                 0.43
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.58)               (0.64)               (0.69)               (0.79)
  Distributions from net realized gains         (0.52)               (0.09)                 --                 (0.05)
  Total dividends and distributions             (1.10)               (0.73)               (0.69)               (0.84)
  Net asset value, end of period                 $9.29                $9.77                $8.51                $8.80
  TOTAL RETURN++                                 6.89%               23.91%                5.20%                5.06%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $130,088             $144,762              $95,110              $64,091
  Ratio of operating expenses to average
    net assets                                   1.84%                1.84%                1.90%                1.93%
  Ratio of net investment income/(loss)
    to average net assets                        6.17%                6.62%                8.47%                8.75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.84%                1.84%                1.90%                2.00%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $9.88
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.92
  Net realized and unrealized gain/(loss)
    on investments                               (0.62)
  Net increase/(decrease) in net asset
    value from operations                         0.30
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.97)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.97)
  Net asset value, end of period                  $9.21
  TOTAL RETURN++                                  3.29%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $22,106
  Ratio of operating expenses to average
    net assets                                    1.93%
  Ratio of net investment income/(loss)
    to average net assets                         9.97%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.45%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations High Yield Bond Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS HIGH YIELD BOND FUND+++#

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.74                $8.47                $8.77                $9.19
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.58                 0.64                 0.69                 0.76
  Net realized and unrealized gain/(loss)
    on investments                               0.03                 1.36                (0.30)               (0.34)
  Net increase/(decrease) in net asset
    value from operations                        0.61                 2.00                 0.39                 0.42
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.58)               (0.64)               (0.69)               (0.79)
  Distributions from net realized gains         (0.52)               (0.09)                 --                 (0.05)
  Total dividends and distributions             (1.10)               (0.73)               (0.69)               (0.84)
  Net asset value, end of period                 $9.25                $9.74                $8.47                $8.77
  TOTAL RETURN++                                 6.80%               24.15%                5.09%                4.96%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $49,066              $63,005              $32,453              $15,213
  Ratio of operating expenses to average
    net assets                                   1.84%                1.84%                1.90%                1.93%
  Ratio of net investment income/(loss)
    to average net assets                        6.21%                6.62%                8.47%                8.75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.84%                1.84%                1.90%                2.00%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $9.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.90
  Net realized and unrealized gain/(loss)
    on investments                               (0.61)
  Net increase/(decrease) in net asset
    value from operations                         0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.97)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.97)
  Net asset value, end of period                  $9.19
  TOTAL RETURN++                                  3.20%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $1,891
  Ratio of operating expenses to average
    net assets                                    1.93%
  Ratio of net investment income/(loss)
    to average net assets                         9.97%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.45%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations High Yield Bond Master Portfolio.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS SHORT-TERM INCOME FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.73%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,395.00              4.27%            $10,322.73      $173.81
       2           10.25%            $10,914.75              8.72%            $10,763.51      $ 76.96
       3           15.76%            $11,460.49             13.36%            $11,223.11      $ 80.25
       4           21.55%            $12,033.51             18.21%            $11,702.34      $ 83.68
       5           27.63%            $12,635.19             23.25%            $12,202.03      $ 87.25
       6           34.01%            $13,266.95             28.52%            $12,723.06      $ 90.98
       7           40.71%            $13,930.29             34.00%            $13,266.33      $ 94.86
       8           47.75%            $14,626.81             39.73%            $13,832.80      $ 98.91
       9           55.13%            $15,358.15             45.69%            $14,423.46      $103.14
      10           62.89%            $16,126.06             51.91%            $15,039.35      $107.54
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,226.06
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,139.35
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $997.38

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS SHORT-TERM INCOME FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.48%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.52%            $10,352.00      $  150.60
       2           10.25%            $11,025.00              7.16%            $10,716.39      $  155.91
       3           15.76%            $11,576.25             10.94%            $11,093.61      $  161.39
       4           21.55%            $12,155.06             14.84%            $11,484.10      $  167.08
       5           27.63%            $12,762.82             18.88%            $11,888.34      $  172.96
       6           34.01%            $13,400.96             23.07%            $12,306.81      $  179.04
       7           40.71%            $14,071.00             27.40%            $12,740.01      $  185.35
       8           47.75%            $14,774.55             31.88%            $13,188.46      $  191.87
       9           55.13%            $15,513.28             37.49%            $13,748.97      $  101.02
      10           62.89%            $16,288.95             43.33%            $14,333.30      $  105.31
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,333.30
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,570.52

NATIONS SHORT-TERM INCOME FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.48%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.52%            $10,352.00      $  150.60
       2           10.25%            $11,025.00              7.16%            $10,716.39      $  155.91
       3           15.76%            $11,576.25             10.94%            $11,093.61      $  161.39
       4           21.55%            $12,155.06             14.84%            $11,484.10      $  167.08
       5           27.63%            $12,762.82             18.88%            $11,888.34      $  172.96
       6           34.01%            $13,400.96             23.07%            $12,306.81      $  179.04
       7           40.71%            $14,071.00             27.40%            $12,740.01      $  185.35
       8           47.75%            $14,774.55             31.88%            $13,188.46      $  191.87
       9           55.13%            $15,513.28             36.53%            $13,652.69      $  198.62
      10           62.89%            $16,288.95             41.33%            $14,133.27      $  205.62
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,133.27
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,768.44

NATIONS INTERMEDIATE BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.86%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75              4.14%            $10,075.55      $  409.93
       2           10.25%            $10,666.69              8.45%            $10,492.67      $   88.44
       3           15.76%            $11,200.02             12.94%            $10,927.07      $   92.10
       4           21.55%            $11,760.02             17.62%            $11,379.45      $   95.92
       5           27.63%            $12,348.02             22.49%            $11,850.56      $   99.89
       6           34.01%            $12,965.43             27.56%            $12,341.17      $  104.02
       7           40.71%            $13,613.70             32.84%            $12,852.10      $  108.33
       8           47.75%            $14,294.38             38.34%            $13,384.17      $  112.82
       9           55.13%            $15,009.10             44.06%            $13,938.28      $  117.49
      10           62.89%            $15,759.56             50.03%            $14,515.32      $  122.35
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,840.32
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,351.29

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS INTERMEDIATE BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.61%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.39%            $10,339.00      $  163.73
       2           10.25%            $11,025.00              6.89%            $10,689.49      $  169.28
       3           15.76%            $11,576.25             10.52%            $11,051.87      $  175.02
       4           21.55%            $12,155.06             14.27%            $11,426.52      $  180.95
       5           27.63%            $12,762.82             18.14%            $11,813.88      $  187.09
       6           34.01%            $13,400.96             22.14%            $12,214.37      $  193.43
       7           40.71%            $14,071.00             26.28%            $12,628.44      $  199.98
       8           47.75%            $14,774.55             30.57%            $13,056.55      $  206.76
       9           55.13%            $15,513.28             35.97%            $13,597.09      $  114.61
      10           62.89%            $16,288.95             41.60%            $14,160.01      $  119.36
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,160.01
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,710.20

NATIONS INTERMEDIATE BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.61%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.39%            $10,339.00      $  163.73
       2           10.25%            $11,025.00              6.89%            $10,689.49      $  169.28
       3           15.76%            $11,576.25             10.52%            $11,051.87      $  175.02
       4           21.55%            $12,155.06             14.27%            $11,426.52      $  180.95
       5           27.63%            $12,762.82             18.14%            $11,813.88      $  187.09
       6           34.01%            $13,400.96             22.14%            $12,214.37      $  193.43
       7           40.71%            $14,071.00             26.28%            $12,628.44      $  199.98
       8           47.75%            $14,774.55             30.57%            $13,056.55      $  206.76
       9           55.13%            $15,513.28             34.99%            $13,499.16      $  213.77
      10           62.89%            $16,288.95             39.57%            $13,956.78      $  221.02
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,956.78
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,911.03

NATIONS BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.79%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75              4.21%            $10,082.32      $  403.04
       2           10.25%            $10,666.69              8.60%            $10,506.78      $   81.33
       3           15.76%            $11,200.02             13.17%            $10,949.12      $   84.75
       4           21.55%            $11,760.02             17.93%            $11,410.08      $   88.32
       5           27.63%            $12,348.02             22.90%            $11,890.44      $   92.04
       6           34.01%            $12,965.43             28.07%            $12,391.03      $   95.91
       7           40.71%            $13,613.70             33.46%            $12,912.69      $   99.95
       8           47.75%            $14,294.38             39.08%            $13,456.31      $  104.16
       9           55.13%            $15,009.10             44.94%            $14,022.83      $  108.54
      10           62.89%            $15,759.56             51.04%            $14,613.19      $  113.11
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,938.19
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,271.15

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.54%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.46%            $10,346.00      $  156.66
       2           10.25%            $11,025.00              7.04%            $10,703.97      $  162.08
       3           15.76%            $11,576.25             10.74%            $11,074.33      $  167.69
       4           21.55%            $12,155.06             14.58%            $11,457.50      $  173.50
       5           27.63%            $12,762.82             18.54%            $11,853.93      $  179.50
       6           34.01%            $13,400.96             22.64%            $12,264.08      $  185.71
       7           40.71%            $14,071.00             26.88%            $12,688.41      $  192.13
       8           47.75%            $14,774.55             31.27%            $13,127.43      $  198.78
       9           55.13%            $15,513.28             36.80%            $13,680.10      $  105.89
      10           62.89%            $16,288.95             42.56%            $14,256.03      $  110.35
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,256.03
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,632.30

NATIONS BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.54%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.46%            $10,346.00      $  156.66
       2           10.25%            $11,025.00              7.04%            $10,703.97      $  162.08
       3           15.76%            $11,576.25             10.74%            $11,074.33      $  167.69
       4           21.55%            $12,155.06             14.58%            $11,457.50      $  173.50
       5           27.63%            $12,762.82             18.54%            $11,853.93      $  179.50
       6           34.01%            $13,400.96             22.64%            $12,264.08      $  185.71
       7           40.71%            $14,071.00             26.88%            $12,688.41      $  192.13
       8           47.75%            $14,774.55             31.27%            $13,127.43      $  198.78
       9           55.13%            $15,513.28             35.82%            $13,581.64      $  205.66
      10           62.89%            $16,288.95             40.52%            $14,051.57      $  212.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,051.57
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,834.50

NATIONS HIGH YIELD BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.08%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND     END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES        FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,001.25              3.92%            $ 9,898.38      $  579.89
       2           10.25%            $10,501.31              7.99%            $10,286.40      $  109.00
       3           15.76%            $11,026.38             12.23%            $10,689.62      $  113.27
       4           21.55%            $11,577.70             16.63%            $11,108.66      $  117.71
       5           27.63%            $12,156.58             21.20%            $11,544.12      $  122.32
       6           34.01%            $12,764.41             25.95%            $11,996.65      $  127.12
       7           40.71%            $13,402.63             30.89%            $12,466.91      $  132.10
       8           47.75%            $14,072.76             36.02%            $12,955.62      $  137.28
       9           55.13%            $14,776.40             41.35%            $13,463.48      $  142.66
      10           62.89%            $15,515.22             46.89%            $13,991.25      $  148.26
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,990.22
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,466.25
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,729.61

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS HIGH YIELD BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.83%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND     END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES        FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.17%            $10,317.00      $  185.90
       2           10.25%            $11,025.00              6.44%            $10,644.05      $  191.79
       3           15.76%            $11,576.25              9.81%            $10,981.47      $  197.87
       4           21.55%            $12,155.06             13.30%            $11,329.58      $  204.15
       5           27.63%            $12,762.82             16.89%            $11,688.73      $  210.62
       6           34.01%            $13,400.96             20.59%            $12,059.26      $  217.29
       7           40.71%            $14,071.00             24.42%            $12,441.54      $  224.18
       8           47.75%            $14,774.55             28.36%            $12,835.93      $  231.29
       9           55.13%            $15,513.28             33.39%            $13,339.10      $  141.35
      10           62.89%            $16,288.95             38.62%            $13,861.99      $  146.89
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,861.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,951.33

NATIONS HIGH YIELD BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.83%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND     END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES        FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.17%            $10,317.00      $  185.90
       2           10.25%            $11,025.00              6.44%            $10,644.05      $  191.79
       3           15.76%            $11,576.25              9.81%            $10,981.47      $  197.87
       4           21.55%            $12,155.06             13.30%            $11,329.58      $  204.15
       5           27.63%            $12,762.82             16.89%            $11,688.73      $  210.62
       6           34.01%            $13,400.96             20.59%            $12,059.26      $  217.29
       7           40.71%            $14,071.00             24.42%            $12,441.54      $  224.18
       8           47.75%            $14,774.55             28.36%            $12,835.93      $  231.29
       9           55.13%            $15,513.28             32.43%            $13,242.83      $  238.62
      10           62.89%            $16,288.95             36.63%            $13,662.63      $  246.18
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,662.63
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,147.90

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated

"BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Funds Government & Corporate Bond Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.345.6611

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
BONDPROIX-0805


                                                            (NATIONS FUNDS LOGO)

       Prospectus
       -------------------------------------------------------------------------
       Prospectus -- Class A, B and C Shares
       August 1, 2005

(NATIONS FUNDS LOGO)

STATE MUNICIPAL BOND FUNDS
Nations California Municipal Bond Fund
Nations Florida Municipal Bond Fund
Nations Kansas Municipal Income Fund
Nations Tennessee Intermediate Municipal Bond Fund

MUNICIPAL BOND FUND
Nations Intermediate Municipal Bond Fund

GOVERNMENT & CORPORATE BOND FUNDS
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Strategic Income Fund


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 130.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds State Municipal Bond, Municipal Bond and Government & Corporate Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

Each type of Fund has a different investment focus:

  - State Municipal Bond Funds invest most of their assets in securities issued by one state and its public authorities and local governments, and are generally intended for residents of that state. State Municipal Bond Funds focus on the potential to earn income that is generally free from federal and state income tax by investing primarily in municipal securities.

  - The Municipal Bond Fund focuses on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities.

  - Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

The Funds also have different risk/return characteristics because they invest in different kinds of securities and have varying investment strategies.

Fixed income securities and municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities and municipal securities.

Because they invest primarily in securities issued by one state, and its public authorities and local governments, the State Municipal Bond Funds are considered to be non-diversified. This means the value of a Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Government & Corporate Bond Funds and Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

  - you're looking for income

  - you have longer-term investment goals

The State Municipal Bond and Municipal Bond Funds may be suitable if you also want to reduce taxes on your investment income.

The State Municipal Bond, Government & Corporate Bond Funds and Municipal Bond Funds may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with fixed income securities

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.







 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 64.

--------------------------------------------------------------------------------


------------------------------------------------------------------
NATIONS CALIFORNIA MUNICIPAL BOND FUND                           5
------------------------------------------------------------------
NATIONS FLORIDA MUNICIPAL BOND FUND                             12
------------------------------------------------------------------
NATIONS KANSAS MUNICIPAL INCOME FUND                            19
------------------------------------------------------------------
NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND              26
------------------------------------------------------------------
NATIONS INTERMEDIATE MUNICIPAL BOND FUND                        33
------------------------------------------------------------------
NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND                      40
------------------------------------------------------------------
NATIONS GOVERNMENT SECURITIES FUND                              47
------------------------------------------------------------------
NATIONS STRATEGIC INCOME FUND                                   54
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     62
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       64

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        67
     About Class A shares                                       68
        Front-end sales charge                                  69
        Contingent deferred sales charge                        69
     About Class B shares                                       70
        Contingent deferred sales charge                        70
     About Class C shares                                       72
        Contingent deferred sales charge                        72
     When you might not have to pay a sales charge              72
  Buying, selling and exchanging shares                         78
     How orders are processed                                   82
  How selling and servicing agents are paid                     88
  Distributions and taxes                                       90
  Legal matters                                                 92
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            93
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION           117
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                  130
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CALIFORNIA MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 64.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO CALIFORNIA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF CALIFORNIA

  - INCOME POTENTIAL: HIGH

  - RISK POTENTIAL: HIGH

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks as high a level of current interest income free of federal income tax and California state individual income tax as is consistent with prudent investment management and preservation of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California individual income tax. The Fund also normally invests at least 80% of its assets in investment grade municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         ABOUT A WEEK PRIOR TO THE REORGANIZATION DISCUSSED BELOW NATIONS CALIFORNIA
                   MUNICIPAL BOND FUND WILL BE CLOSED TO CURRENT OR PROSPECTIVE INVESTORS.
                   Nations California Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which, in turn, generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. The current finances of California and its municipalities have improved during fiscal year 2004-05, in part due to an improved economy and higher employment rates, which increased tax revenue. California remains the state with the lowest credit rating, however. The Governor's Budget for 2005-06 projects a $6 billion deficit due to structural spending imbalances. The Governor proposes to cut program spending and to shift responsibility for certain obligations to make up the shortfall, but as of June 15, the State Legislature had not approved a final budget for the 2005-06 fiscal year. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

      - PROPOSED REORGANIZATION -- On March 21, 2005, the Board of Trustees of Nations Funds Trust, on behalf of the Fund, approved the Fund's reorganization into a newly created acquiring fund that will have similar characteristics to the existing Columbia California Tax-Exempt Fund. The principal effect of this reorganization would be to convert your Fund investment into an investment in an acquiring fund with similar objectives, principal investment strategies and risks. One additional effect of this reorganization would be that shareholders would be invested in an acquiring fund that would be a series of a Massachusetts business trust, the structure of which is expected to be similar to Nations Funds Trust. Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting expected to be held in early September 2005. Proxy materials for the meeting discussing the similarities and differences between the acquired and acquiring funds will be forthcoming and the reorganization, if approved by shareholders, is expected to occur at the end of September or the beginning of October 2005. At that time, shares of your Fund would be exchanged for shares of equal dollar value of the newly created acquiring Columbia California Tax-Exempt Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              16.50%    3.75%    8.51%    6.54%   -3.70%** 12.36%    3.76%    8.08%    4.34%    3.99%



              *Year-to-date return as of June 30, 2005: 2.99%
              **The return disclosed has been revised from the 6.18% return disclosed in prior years'
                prospectuses.

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           6.72%
         WORST: 2ND QUARTER 2004:         -2.41%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with at least one year remaining to maturity. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -0.99%    5.42%     5.77%      6.92%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -1.17%    5.32%     5.64%      6.84%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.99%    5.28%     5.60%      7.02%



         CLASS B SHARES RETURNS BEFORE TAXES    -1.58%    5.38%     --*        4.21%



         CLASS C SHARES RETURNS BEFORE TAXES     2.25%    5.67%     --*        4.64%



         LEHMAN BROTHERS MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    4.48%    7.20%     7.06%      8.33%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE MARCH 30, 1984, JULY 15, 1998 AND JULY 29, 1999, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF CLASS A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             4.75%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)    5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                              0.55%     0.55%     0.55%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.11%     0.11%     0.11%
                                                          -----     -----     -----



         Total annual Fund operating expenses            0.91%     1.66%     1.66%



         Fee waivers and/or reimbursements              (0.06)%   (0.06)%   (0.06)%
                                                          -----     -----     -----



         Total net expenses(6)                           0.85%     1.60%     1.60%
                                                          =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.41% and an administration fee of 0.14%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.41% for assets up to $500 million; 0.36% for assets in excess of $500 million and up to $1 billion; 0.33% for assets in excess of $1 billion and up to $1.5 billion; 0.30% for assets in excess of $1.5 billion and up to $3 billion; 0.29% for assets in excess of $3 billion and up to $6 billion; and 0.28% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                         $558     $746       $949     $1,536



         CLASS B SHARES                         $663     $818     $1,097     $1,760



         CLASS C SHARES                         $263     $518       $897     $1,960

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                         $163     $518      $897      $1,760



         CLASS C SHARES                         $163     $518      $897      $1,960

NATIONS FLORIDA MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 64.

THIS FUND AT A GLANCE

THIS INFORMATION IS DESIGNED TO HELP YOU COMPARE THE TWO FLORIDA STATE MUNICIPAL BOND FUNDS.

  - WHO SHOULD CONSIDER INVESTING: RESIDENTS OF FLORIDA

  - INCOME POTENTIAL: HIGH

  - RISK POTENTIAL: HIGH

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term municipal securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Florida state intangibles tax. The Fund also normally invests at least 80% of its assets in investment grade long-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than seven years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         ABOUT A WEEK PRIOR TO THE REORGANIZATION DISCUSSED BELOW NATIONS FLORIDA
                   MUNICIPAL BOND FUND WILL BE CLOSED TO CURRENT OR PROSPECTIVE INVESTORS.
                   Nations Florida Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities of the state of Florida, its public authorities and local governments. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Florida municipal obligations, which generally is free from federal income tax and Florida state intangibles tax, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than funds that invest in municipal bonds of many different states. For example, the state's economy relies on various industries including retirement migration, tourism and agriculture, which have historically driven the economy, as well as high technology jobs, service sector jobs and international trade which complement the three traditional industries. Adverse conditions affecting these industries could have an impact on Florida municipal securities. In addition, unfunded State of Florida mandates, including, but not limited to, classroom size limits and increased security measures may have an adverse effect on the credit quality of certain of the issuers of Florida municipal securities.

      - PROPOSED REORGANIZATION -- On March 21, 2005, the Board of Trustees of Nations Funds Trust, on behalf of the Fund, approved the Fund's reorganization into Nations Florida Intermediate Municipal Bond Fund, another operating series of Nations Funds Trust. The principal effect of this reorganization would be to convert your Fund investment into an investment in an acquiring fund with similar objectives, principal investment strategies and risks. Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting expected to be held in early September 2005. Proxy materials for the meeting discussing the similarities and differences between the acquired and acquiring funds will be forthcoming and the reorganization, if approved by shareholders, is expected to occur at the end of September or the beginning of October 2005. At that time, shares of your Fund would be exchanged for shares of equal dollar value of Nations Florida Intermediate Municipal Bond Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              19.65%    2.96%    8.72%    5.63%   -2.78%   11.06%    4.55%    9.25%    3.82%    2.56%



              *Year-to-date return as of June 30, 2005: 1.88%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           8.16%
         WORST: 1ST QUARTER 1996:         -2.50%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with at least one year remaining to maturity. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -2.32%    5.16%     5.87%      4.48%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -2.49%    4.99%     5.79%      4.40%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.05%    5.03%     5.73%      4.47%



         CLASS B SHARES RETURNS BEFORE TAXES    -3.07%    5.08%     5.67%      4.23%



         CLASS C SHARES RETURNS BEFORE TAXES     0.83%    5.38%     5.70%      5.92%



         LEHMAN BROTHERS MUNICIPAL BOND INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    4.48%    7.20%     7.06%      5.88%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE DECEMBER 10, 1993, OCTOBER 22, 1993 AND NOVEMBER 3, 1994, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM DECEMBER 31, 1993.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                              Class A   Class B    Class C
         (Fees paid directly from your investment)     Shares     Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price            4.75%      N/A        N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                            N/A(1)    5.00%(2)   1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                             0.55%      0.55%     0.55%



         Distribution (12b-1) and shareholder
         servicing fees                                 0.25%      1.00%     1.00%



         Other expenses                                 0.22%      0.22%     0.22%
                                                         -----      -----     -----



         Total annual Fund operating expenses           1.02%      1.77%     1.77%



         Fee waivers and/or reimbursements             (0.17)%    (0.17)%   (0.17)%
                                                         -----      -----     -----



         Total net expenses(6)                          0.85%      1.60%     1.60%
                                                         =====      =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.41% and an administration fee of 0.14%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.41% for assets up to $500 million; 0.36% for assets in excess of $500 million and up to $1 billion; 0.33% for assets in excess of $1 billion and up to $1.5 billion; 0.30% for assets in excess of $1.5 billion and up to $3 billion; 0.29% for assets in excess of $3 billion and up to $6 billion; and 0.28% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $558     $768       $996     $1,649



         CLASS B SHARES                          $663     $841     $1,143     $1,872



         CLASS C SHARES                          $263     $541       $943     $2,070

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $163     $541      $943      $1,872



         CLASS C SHARES                          $163     $541      $943      $2,070

NATIONS KANSAS MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 64.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF KANSAS

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal and Kansas state income taxes consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Kansas individual income tax. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation or when other investments are more attractive.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         ABOUT A WEEK PRIOR TO THE REORGANIZATION DISCUSSED BELOW NATIONS KANSAS
                   MUNICIPAL INCOME FUND WILL BE CLOSED TO CURRENT OR PROSPECTIVE INVESTORS.
                   Nations Kansas Municipal Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Kansas municipal obligations, which generally is free from federal income tax and Kansas state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. For example, the State's economy relies significantly on its agricultural and transportation equipment manufacturing industries. Adverse conditions affecting the agricultural and transportation equipment manufacturing industries could have a significant impact on Kansas municipal securities.

      - PROPOSED REORGANIZATION -- On March 21, 2005, the Board of Trustees of Nations Funds Trust, on behalf of the Fund, approved the Fund's reorganization into a newly created acquiring fund that will have similar characteristics to the existing Columbia Intermediate Tax-Exempt Fund. The principal effect of this reorganization would be to convert your Fund investment into an investment in an acquiring fund with similar objectives, principal investment strategies and risks. One additional effect of this reorganization would be that shareholders would be invested in an acquiring fund that would be a series of a Massachusetts business trust, the structure of which is expected to be similar to Nations Funds Trust. Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting expected to be held in early September 2005. Proxy materials for the meeting discussing the similarities and differences between the acquired and acquiring funds will be forthcoming and the reorganization, if approved by shareholders, is expected to occur at the end of September or the beginning of October 2005. At that time, shares of your Fund would be exchanged for shares of equal dollar value of the newly created acquiring Columbia Intermediate Tax-Exempt Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               3.79%    7.22%    3.47%    2.41%



              *Year-to-date return as of June 30, 2005: 1.42%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2002:           3.43%
         WORST: 2ND QUARTER 2004:         -2.09%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares of the Fund, however, it does not show after-tax returns for this class and this class' after-tax returns will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                      -0.93%    3.88%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS      -1.15%    3.78%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                     0.81%    3.87%



         CLASS B SHARES RETURNS BEFORE TAXES                      -1.28%    3.82%



         CLASS C SHARES RETURNS BEFORE TAXES                       0.60%    2.75%



         LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    3.02%    6.00%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE AUGUST 14, 2000, AUGUST 29, 2000 AND JULY 9, 2002, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM JULY 31, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             3.25%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)    3.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees                                 0.55%     0.55%     0.55%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.30%     0.30%     0.30%
                                                          -----     -----     -----



         Total annual Fund operating expenses            1.10%     1.85%     1.85%



         Fee waivers and/or reimbursements              (0.25)%   (0.25)%   (0.25)%
                                                          -----     -----     -----



         Total net expenses(6)                           0.85%     1.60%     1.60%
                                                          =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.41% and an administration fee of 0.14%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.41% for assets up to $500 million; 0.36% for assets in excess of $500 million and up to $1 billion; 0.33% for assets in excess of $1 billion and up to $1.5 billion; 0.30% for assets in excess of $1.5 billion and up to 3 billion; 0.29% for assets in excess of $3 billion and up to $6 billion; and 0.28% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                       $409     $639      $888      $1,600



         CLASS B SHARES                       $463     $757      $977      $1,952



         CLASS C SHARES                       $263     $557      $977      $2,149

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                       $163     $557      $977      $1,952



         CLASS C SHARES                       $163     $557      $977      $2,149

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. CHRIS ECKSTROM OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 64.

THIS FUND AT A GLANCE

- WHO SHOULD CONSIDER INVESTING: RESIDENTS OF TENNESSEE

- INCOME POTENTIAL: MODERATE

- RISK POTENTIAL: MODERATE

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax and the
                   Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and Tennessee Hall income tax on unearned income. The Fund also normally invests at least 80% of its assets in investment grade intermediate-term municipal securities.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the portfolio manager:

  - looks at a security's potential to generate both income and price appreciation

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         ABOUT A WEEK PRIOR TO THE REORGANIZATION DISCUSSED BELOW NATIONS TENNESSEE
                   INTERMEDIATE MUNICIPAL BOND FUND WILL BE CLOSED TO CURRENT OR PROSPECTIVE
                   INVESTORS.
                   Nations Tennessee Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on Tennessee municipal obligations, which generally is free from federal income tax and the Tennessee Hall income tax on unearned income, but may be subject to alternative minimum taxes and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by Tennessee and its municipalities, is more vulnerable to unfavorable developments in Tennessee than funds that invest in municipal bonds of many different states. During the last few years, the State has struggled to balance its budget relying on nonrecurring revenue sources to accomplish this mandate. Governor Bredesen has recently succeeded in getting the State legislature to pass a balanced budget based on substantial reduction in State expenditures. By reducing its expenses, the State has laid the foundation to move past its current fiscal crisis and its economic outlook has stabilized. While Nissan Motor Manufacturing, Saturn Corporation and the other industries that have located in Tennessee capitalizing on its central location, favorable business climate and its advanced transportation system have contributed to the existing economy, adverse conditions affecting these businesses could have an impact on Tennessee municipal securities.

      - PROPOSED REORGANIZATION -- On March 21, 2005, the Board of Trustees of Nations Funds Trust, on behalf of the Fund, approved the Fund's reorganization into a newly created acquiring fund that will have similar characteristics to the existing Columbia Intermediate Tax-Exempt Fund. The principal effect of this reorganization would be to convert your Fund investment into an investment in an acquiring fund with similar objectives, principal investment strategies and risks. One additional effect of this reorganization would be that shareholders would be invested in an acquiring fund that would be a series of a Massachusetts business trust, the structure of which is expected to be similar to Nations Funds Trust. Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting expected to be held in early September 2005. Proxy materials for the meeting discussing the similarities and differences between the acquired and acquiring funds will be forthcoming and the reorganization, if approved by shareholders, is expected to occur at the end of September or the beginning of October 2005. At that time, shares of your Fund would be exchanged for shares of equal dollar value of the newly created acquiring Columbia Intermediate Tax-Exempt Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              13.93%    3.72%    6.71%    5.20%   -1.46%    7.94%    5.27%    7.98%    3.70%    2.76%



              *Year-to-date return as of June 30, 2005: 1.55%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.76%
         WORST: 2ND QUARTER 2004:         -1.82%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. Prior to August 1, 2004, the Fund compared its performance to the Lehman Brothers 7-Year Municipal Bond Index. The Fund changed the index to which it compares its performance because the Lehman Brothers Quality Intermediate Municipal Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -0.59%    4.82%     5.15%      4.53%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -0.61%    4.82%     5.15%      4.52%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.94%    4.73%     5.06%      4.49%



         CLASS B SHARES RETURNS BEFORE TAXES    -0.97%    4.72%     4.87%      4.21%



         CLASS C SHARES RETURNS BEFORE TAXES     1.12%    4.63%     4.84%      4.87%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.02%    6.18%     6.21%      --**



         LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND
           INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)              3.15%    6.61%     6.48%      5.84%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE APRIL 2, 1993, JUNE 10, 1993 AND NOVEMBER 3, 1994, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM MARCH 31, 1993.

      **THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR THIS
        INDEX.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                             Class A   Class B    Class C
         (Fees paid directly from your investment)    Shares     Shares     Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price           3.25%      N/A        N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                           N/A(1)      3.00%(2)   1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                            0.55%      0.55%      0.55%



         Distribution (12b-1) and shareholder
         servicing fees                                0.25%      1.00%      1.00%



         Other expenses                                0.35%      0.35%      0.35%
                                                        -----      -----      -----



         Total annual Fund operating expenses          1.15%      1.90%      1.90%



         Fee waivers and/or reimbursements            (0.40)%    (0.40)%    (0.40)%
                                                        -----      -----      -----



         Total net expenses(6)                         0.75%      1.50%      1.50%
                                                        =====      =====      =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.40% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $640      $900      $1,643



         CLASS B SHARES                          $453     $758      $989      $1,994



         CLASS C SHARES                          $253     $558      $989      $2,190

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $558      $989      $1,994



         CLASS C SHARES                          $153     $558      $989      $2,190

NATIONS INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. WENDY NORMAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 64.

MODERATE RISK, MODERATE
INCOME POTENTIAL

THIS FUND HAS RELATIVELY MODERATE RISK COMPARED WITH THE OTHER NATIONS FUNDS MUNICIPAL BOND FUNDS.

THE FUND'S VALUE WILL TEND TO CHANGE MORE WHEN INTEREST RATES CHANGE THAN THE VALUE OF NATIONS SHORT-TERM MUNICIPAL INCOME FUND, BUT IT COULD ALSO EARN MORE INCOME.

ITS VALUE WILL CHANGE LESS WHEN INTEREST RATES CHANGE THAN THE VALUE OF NATIONS MUNICIPAL INCOME FUND, BUT IT ALSO COULD EARN LESS INCOME.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between three and 10 years.

When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The portfolio manager:

  - allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager also considers other factors. It reviews public policy issues that may affect the municipal bond market.

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT
 OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT
 INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         ABOUT A WEEK PRIOR TO THE REORGANIZATION DISCUSSED BELOW NATIONS INTERMEDIATE
                   MUNICIPAL BOND FUND WILL BE CLOSED TO CURRENT OR PROSPECTIVE INVESTORS.
                   Nations Intermediate Municipal Bond Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the portfolio manager expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio manager believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- Most of the distributions paid by the Fund come from interest on municipal obligations, which generally is free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - PROPOSED REORGANIZATION -- On March 21, 2005, the Board of Trustees of Nations Funds Trust, on behalf of the Fund, approved the Fund's reorganization into a newly created acquiring fund that will have similar characteristics to the existing Columbia Intermediate Tax-Exempt Fund. The principal effect of this reorganization would be to convert your Fund investment into an investment in an acquiring fund with similar objectives, principal investment strategies and risks. One additional effect of this reorganization would be that shareholders would be invested in an acquiring fund that would be a series of a Massachusetts business trust, the structure of which is expected to be similar to Nations Funds Trust. Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting expected to be held in early September 2005. Proxy materials for the meeting discussing the similarities and differences between the acquired and acquiring funds will be forthcoming and the reorganization, if approved by shareholders, is expected to occur at the end of September or the beginning of October 2005. At that time, shares of your Fund would be exchanged for shares of equal dollar value of the newly created acquiring Columbia Intermediate Tax-Exempt Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              14.55%    3.83%    7.16%    5.25%   -1.46%    7.89%    4.57%    7.75%    4.07%    2.75%



              *Year-to-date return as of June 30, 2005: 1.56%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 1995:           5.95%
         WORST: 2ND QUARTER 2004:         -2.07%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers Quality Intermediate Municipal Index, consisting of issues rated A3 or higher by Moody's Investors Service, Inc. with maturities between two and 11 years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -0.61%    4.68%     5.22%      4.40%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -0.63%    4.67%     5.18%      4.37%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.90%    4.62%     5.11%      4.37%



         CLASS B SHARES RETURNS BEFORE TAXES    -1.08%    4.58%     4.92%      4.09%



         CLASS C SHARES RETURNS BEFORE TAXES     0.99%    4.59%     4.96%      4.95%



         LEHMAN BROTHERS QUALITY INTERMEDIATE
           MUNICIPAL INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                3.02%    6.18%     6.21%      5.42%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE AUGUST 17, 1993, DECEMBER 2, 1993 AND NOVEMBER 3, 1994, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM AUGUST 31, 1993.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             3.25%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)    3.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                              0.50%     0.50%     0.50%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.05%     0.05%     0.05%
                                                          -----     -----     -----



         Total annual Fund operating expenses            0.80%     1.55%     1.55%



         Fee waivers and/or reimbursements              (0.05)%   (0.05)%   (0.05)%
                                                          -----     -----     -----



         Total net expenses(6)                           0.75%     1.50%     1.50%
                                                          =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.35% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% in excess of $6 billion.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $399     $567      $750      $1,278



         CLASS B SHARES                          $453     $685      $840      $1,639



         CLASS C SHARES                          $253     $485      $840      $1,841

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $153     $485      $840      $1,639



         CLASS C SHARES                          $153     $485      $840      $1,841

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. MARIE SCHOFIELD OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 64.

U.S. GOVERNMENT SECURITIES

THIS FUND INVESTS MOST OF ITS ASSETS IN SECURITIES THAT ARE U.S. GOVERNMENT ISSUED OR GUARANTEED. THIS MEANS THE FUND IS GENERALLY NOT SUBJECT TO CREDIT RISK, BUT IT COULD EARN LESS INCOME THAN FUNDS THAT INVEST IN OTHER KINDS OF FIXED INCOME SECURITIES.

DURATION

DURATION IS A MEASURE USED TO ESTIMATE HOW MUCH A FUND'S PORTFOLIO WILL FLUCTUATE IN RESPONSE TO A CHANGE IN INTEREST RATES.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income consistent with modest fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. government obligations and repurchase agreements secured by these securities. It may invest in mortgage-related securities issued or backed by the
                   U.S. government, its agencies or instrumentalities, or corporations.

The Fund may also engage in reverse repurchase, forward purchase agreements and dollar rolls. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be four years or less.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio manager may change the allocations when market conditions change

  - selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         ABOUT A WEEK PRIOR TO THE REORGANIZATION DISCUSSED BELOW NATIONS
                   SHORT-INTERMEDIATE GOVERNMENT FUND WILL BE CLOSED TO CURRENT OR PROSPECTIVE
                   INVESTORS.
                   Nations Short-Intermediate Government Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the portfolio manager expects, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not continue to be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - PROPOSED REORGANIZATION -- On March 21, 2005, the Board of Trustees of Nations Funds Trust, on behalf of the Fund, approved the Fund's reorganization into Nations Short-Term Income Fund, another operating series of Nations Funds Trust. The principal effect of this reorganization would be to convert your Fund investment into an investment in an acquiring fund with similar objectives, principal investment strategies and risks. Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting expected to be held in early September 2005. Proxy materials for the meeting discussing the similarities and differences between the acquired and acquiring funds will be forthcoming and the reorganization, if approved by shareholders, is expected to occur at the end of September or the beginning of October 2005. At that time, shares of your Fund would be exchanged for shares of equal dollar value of Nations Short-Term Income Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              12.22%    2.98%    7.03%    6.39%    0.23%    9.32%    7.35%    9.65%    1.22%    1.73%



              *Year-to-date return as of June 30, 2005: 1.29%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2002:           4.70%
         WORST: 2ND QUARTER 2004:         -2.49%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers U.S. Government Intermediate Index, an index of U.S. government agency and U.S. Treasury securities. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -1.53%    5.11%     5.39%      5.51%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -2.46%    3.43%     3.45%      3.47%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                               -0.94%    3.37%     3.41%      3.46%



         CLASS B SHARES RETURNS BEFORE TAXES    -2.23%    4.99%     5.07%      4.37%



         CLASS C SHARES RETURNS BEFORE TAXES    -0.01%    5.05%     5.13%      4.65%



         LEHMAN BROTHERS U.S. GOVERNMENT
           INTERMEDIATE INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                2.33%    6.57%     6.75%      6.61%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE AUGUST 5, 1991, JUNE 7, 1993 AND JUNE 17, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF CLASS A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                Class A   Class B   Class C
         (Fees paid directly from your investment)       Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              3.25%      N/A       N/A



         Maximum deferred sales charge (load) as a % of
         the lower of the original purchase price or
         net asset value                                 N/A(1)     3.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                               0.45%     0.45%     0.45%



         Distribution (12b-1) and shareholder servicing
         fees                                             0.25%     1.00%     1.00%



         Other expenses                                   0.10%     0.10%     0.10%
                                                           -----     -----     -----



         Total annual Fund operating expenses             0.80%     1.55%     1.55%
                                                           =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.30% and an administration fee of 0.15%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.30% for assets up to $500 million; and 0.25% for assets in excess of $500 million.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $181     $353      $540      $1,080



         CLASS B SHARES                          $458     $690      $845      $1,643



         CLASS C SHARES                          $258     $490      $845      $1,845

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $158     $490      $845      $1,643



         CLASS C SHARES                          $158     $490      $845      $1,845

NATIONS GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. ANN PETERSON OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 64.

MORTGAGE-BACKED SECURITIES

THIS FUND INVESTS IN MORTGAGE-BACKED SECURITIES. MORTGAGE-BACKED SECURITIES TEND TO PAY HIGHER INCOME THAN U.S. TREASURY BONDS AND OTHER GOVERNMENT-BACKED BONDS WITH SIMILAR MATURITIES, BUT ALSO HAVE SPECIFIC RISKS ASSOCIATED WITH THEM. THEY PAY A MONTHLY AMOUNT THAT INCLUDES A PORTION OF THE PRINCIPAL ON THE UNDERLYING MORTGAGES, AS WELL AS INTEREST.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks high current income consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. government obligations and repurchase agreements secured by these securities.

It may also invest in the following securities rated investment grade at the time of investment:

  - mortgage-backed securities issued by governments, their agencies or instrumentalities, or corporations

  - asset-backed securities or municipal securities

  - corporate debt securities, including bonds, notes and debentures

The Fund may also engage in reverse repurchase, forward purchase agreements and dollar rolls. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio manager may change the allocations when market conditions change

  - selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons and expected timing of cash flows

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         ABOUT A WEEK PRIOR TO THE REORGANIZATION DISCUSSED BELOW NATIONS GOVERNMENT
                   SECURITIES FUND WILL BE CLOSED TO CURRENT OR PROSPECTIVE INVESTORS.
                   Nations Government Securities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the team chooses will not rise as high as the portfolio manager expects, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not continue to be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - PROPOSED REORGANIZATION -- On March 21, 2005, the Board of Trustees of Nations Funds Trust, on behalf of the Fund, approved the Fund's reorganization into a newly created acquiring fund that will have similar characteristics to the existing Columbia Federal Securities Fund. The principal effect of this reorganization would be to convert your Fund investment into an investment in an acquiring fund with similar objectives, principal investment strategies and risks. One additional effect of this reorganization would be that shareholders would be invested in an acquiring fund that would be a series of a Massachusetts business trust, the structure of which is expected to be similar to Nations Funds Trust. Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting expected to be held in early September 2005. Proxy materials for the meeting discussing the similarities and differences between the acquired and acquiring funds will be forthcoming and the reorganization, if approved by shareholders, is expected to occur at the end of September or the beginning of October 2005. At that time, shares of your Fund would be exchanged for shares of equal dollar value of the newly created acquiring Columbia Federal Securities Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand risks of investing in the Fund. A FUND'S PAST
                   PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM IN
                   THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              14.99%    2.28%    8.29%    8.16%   -3.29%   11.91%    6.42%   11.21%    1.22%    3.04%



              *Year-to-date return as of June 30, 2005: 2.69%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2002:           6.27%
         WORST: 2ND QUARTER 2004:         -3.07%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers U.S. Government Index, an unmanaged index of government bonds with an average maturity of approximately nine years. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    -1.88%    5.65%     5.78%      5.53%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -2.81%    4.12%     3.84%      3.46%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                               -1.23%    3.88%     3.72%      3.42%



         CLASS B SHARES RETURNS BEFORE TAXES    -2.82%    5.55%     5.63%      4.58%



         CLASS C SHARES RETURNS BEFORE TAXES     1.18%    5.90%     5.62%      4.69%



         LEHMAN BROTHERS U.S. GOVERNMENT INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    3.48%    7.48%     7.46%      7.31%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE APRIL 17, 1991, JUNE 7, 1993 AND JULY 6, 1992, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF CLASS A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             4.75%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)    5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                              0.53%     0.53%     0.53%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.18%     0.18%     0.18%
                                                          -----     -----     -----



         Total annual Fund operating expenses            0.96%     1.71%     1.71%
                                                          =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment advisory fee of 0.39% and an administration fee of 0.14%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.39% for assets up to $500 million; 0.34% for assets in excess of $500 million and up to $1 billion; 0.31% for assets in excess of $1 billion and up to $1.5 billion; 28% for assets in excess of $1.5 billion and up to $3 billion; 0.27% for assets in excess of $3 billion and up to $6 billion; and 0.26% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $568     $766       $981     $1,597



         CLASS B SHARES                          $674     $839     $1,128     $1,821



         CLASS C SHARES                          $274     $539       $928     $2,019

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $174     $539      $928      $1,821



         CLASS C SHARES                          $174     $539      $928      $2,019

NATIONS STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. KEVIN CRONK, THOMAS LAPOINTE AND LAURA OSTRANDER OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS ON PAGE 64.

MULTI-SECTOR APPROACH

THE FUND FOLLOWS A MULTI-SECTOR APPROACH IN ORDER TO PURSUE HIGH INCOME WHILE SEEKING TO CONTROL VOLATILITY. TO TRY TO ACCOMPLISH THIS, THE FUND IS DIVERSIFIED BROADLY IN THREE SECTORS OF THE MARKET -- U.S. GOVERNMENT, FOREIGN AND LOWER-RATED CORPORATE BONDS. THIS DIVERSIFICATION IS THOUGHT TO BE CRITICAL IN MANAGING THE EXCHANGE-RATE UNCERTAINTIES OF FOREIGN BONDS AND THE SPECIAL CREDIT RISKS OF LOWER-RATED BONDS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in income-producing securities. The Fund normally invests at least 65% of its assets in investment grade debt securities.

The Fund may invest in:

  - corporate debt securities

  - U.S. government obligations

  - foreign government obligations

  - foreign debt securities denominated in U.S. dollars or foreign currencies

  - mortgage-related securities issued by governments and non-government issuers

  - asset-backed securities

The Fund may invest up to 35% of its assets in lower-quality fixed income securities ("junk bonds" or "high yield bonds") rated "Ba" or "B" by Moody's Investors Service, Inc. (Moody's) or "BB" or "B" by Standard & Poor's Corporation (S&P). A portfolio manager may choose unrated securities if the portfolio manager believes they are of comparable quality at the time of investment. The Fund may invest in other registered investment companies.

The Fund will limit its investments in foreign securities to one-third of its total assets. The Fund may engage in forward foreign currency contracts, reverse repurchase agreements and forward purchase agreements to seek to protect against movements in the value of foreign currencies in which its foreign securities may be denominated.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements primarily used to seek to enhance returns and manage liquidity. These investments will generally be short-term in nature. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may also invest in private placements to seek to enhance its yield.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be more than five years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets primarily among U.S. government obligations, foreign government obligations and U.S. corporate securities, including high yield corporate bonds. The allocation is structured to provide the potential for the best return, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The portfolio manager may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  - tries to manage risk by diversifying the Fund's investments in securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         ABOUT A WEEK PRIOR TO THE REORGANIZATION DISCUSSED BELOW NATIONS STRATEGIC
                   INCOME FUND WILL BE CLOSED TO CURRENT OR PROSPECTIVE INVESTORS.
                   Nations Strategic Income Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to one-third of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. The Fund's use of forward foreign currency contracts to seek to protect against movements in the value of foreign currencies may not eliminate the risk that the Fund will be adversely affected by changes in foreign currencies. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - PROPOSED REORGANIZATION -- On March 21, 2005, the Board of Trustees of Nations Funds Trust, on behalf of the Fund, approved the Fund's reorganization into a newly created acquiring fund that will have similar characteristics to the existing Columbia Strategic Income Fund. The principal effect of this reorganization would be to convert your Fund investment into an investment in an acquiring fund with similar objectives, principal investment strategies and risks. One additional effect of this reorganization would be that shareholders would be invested in an acquiring fund that would be a series of a Massachusetts business trust, the structure of which is expected to be similar to Nations Funds Trust. Shareholders will be asked to consider and vote on an Agreement and Plan of Reorganization at a special shareholder meeting expected to be held in early September 2005. Proxy materials for the meeting discussing the similarities and differences between the acquired and acquiring funds will be forthcoming and the reorganization, if approved by shareholders, is expected to occur at the end of September or the beginning of October 2005. At that time, shares of your Fund would be exchanged for shares of equal dollar value of the newly created acquiring Columbia Strategic Income Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.800.345.6611 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
              20.61%    2.21%    8.32%    7.27%   -2.93%    7.77%    6.40%    4.74%    9.48%    6.37%



              *Year-to-date return as of June 30, 2005: 0.35%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:           7.42%
         WORST: 1ST QUARTER 1996:         -3.24%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Lehman Brothers U.S. Aggregate Index, an unmanaged index made up of the Lehman Brothers U.S. Government/Credit Bond Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. In addition, the table shows the returns for each period for a blend of 65% of the Lehman Brothers U.S. Aggregate Index, 25% of the Citigroup All BB&B-Rated High Yield Market Index and 10% of the J.P. Morgan Emerging Market Bond Global Index. The Citigroup All BB&B-Rated High Yield Market Index is an unmanaged index that includes U.S. dollar-denominated bonds rated B or BB and the J.P. Morgan Emerging Market Bond Global Index is an unmanaged index that covers 27 emerging market countries. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                              LIFE OF
                                                1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES     1.35%    5.90%     6.36%      6.37%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        -0.10%    3.80%     3.93%      3.81%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                                0.84%    3.72%     3.90%      3.82%



         CLASS B SHARES RETURNS BEFORE TAXES     0.57%    5.82%     6.19%      5.56%



         CLASS C SHARES RETURNS BEFORE TAXES     4.58%    6.14%     6.21%      6.22%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                    4.34%    7.71%     7.72%      7.01%



         BLENDED LEHMAN AGGREGATE BOND,
           CITIGROUP ALL BB&B-RATED HIGH YIELD
           MARKET INDEX AND J.P. MORGAN
           EMERGING MARKET BOND GLOBAL INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                   11.41%    7.20%     7.58%       --**




        * THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES ARE NOVEMBER 25, 1992, JUNE 7, 1993 AND NOVEMBER 9, 1992, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF CLASS A SHARES.

       ** THE INCEPTION DATE OF THE FUND IS PRIOR TO THE INCEPTION DATE FOR
          CERTAIN INDICES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             4.75%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)    5.00%(2)  1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)



         Management fees(5)                              0.60%     0.60%     0.60%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.16%     0.16%     0.16%
                                                          -----     -----     -----



         Total annual Fund operating expenses            1.01%     1.76%     1.76%
                                                          =====     =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund pays an investment fee of 0.46% and an administration fee of 0.14%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.46% for assets up to $500 million; 0.41% for assets in excess of $500 million and up to $1 billion; 0.38% for assets in excess of $1 billion and up to $1.5 billion; and 0.35% for assets in excess of $1.5 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $573     $781     $1,006     $1,653



         CLASS B SHARES                          $679     $854     $1,154     $1,875



         CLASS C SHARES                          $279     $554       $954     $2,073

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $179     $554      $954      $1,875



         CLASS C SHARES                          $179     $554      $954      $2,073

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investments strategies and risks in the descriptions starting on page
5. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar quarter will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 60 calendar days following each quarter-end and will remain posted on the website until the Fund files its next Form N-CSR or Form N-Q.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

  FUND                              PORTFOLIO MANAGERS
  NATIONS CALIFORNIA MUNICIPAL
    BOND FUND                       WENDY NORMAN



  NATIONS FLORIDA MUNICIPAL BOND
    FUND                            CHRIS ECKSTROM



  NATIONS KANSAS MUNICIPAL INCOME
    FUND                            WENDY NORMAN



  NATIONS TENNESSEE INTERMEDIATE
    MUNICIPAL BOND FUND             CHRIS ECKSTROM



  NATIONS INTERMEDIATE MUNICIPAL
    BOND FUND                       WENDY NORMAN



  NATIONS SHORT-INTERMEDIATE
    GOVERNMENT FUND                 MARIE SCHOFIELD



  NATIONS GOVERNMENT SECURITIES
    FUND                            ANN PETERSON



  NATIONS STRATEGIC INCOME FUND     KEVIN CRONK, THOMAS LAPOINTE, LAURA OSTRANDER

                                                      BUSINESS EXPERIENCE
  PORTFOLIO MANAGER  LENGTH OF SERVICE WITH FUND      DURING PAST FIVE YEARS
  -----------------  -------------------------------  ----------------------------
  KEVIN CRONK        NATIONS STRATEGIC INCOME FUND    COLUMBIA MANAGEMENT --
                     SINCE MARCH 2005                 PORTFOLIO MANAGER SINCE 1999



  CHRIS ECKSTROM     NATIONS FLORIDA MUNICIPAL BOND   COLUMBIA MANAGEMENT --
                     FUND SINCE APRIL 1998            PORTFOLIO MANAGER SINCE 1998
                     NATIONS TENNESSEE INTERMEDIATE
                     MUNICIPAL BOND FUND SINCE APRIL
                     1998



  THOMAS LAPOINTE    NATIONS STRATEGIC INCOME FUND    COLUMBIA MANAGEMENT --
                     SINCE MARCH 2005                 PORTFOLIO MANAGER SINCE 1999



  WENDY NORMAN       NATIONS CALIFORNIA MUNICIPAL     COLUMBIA MANAGEMENT --
                     BOND FUND SINCE DECEMBER 2004    PORTFOLIO MANAGER SINCE 1993
                     NATIONS KANSAS MUNICIPAL INCOME
                     FUND SINCE 2000
                     NATIONS INTERMEDIATE MUNICIPAL
                     BOND FUND SINCE NOVEMBER 2004



  LAURA OSTRANDER    NATIONS STRATEGIC INCOME FUND    COLUMBIA MANAGEMENT --
                     SINCE NOVEMBER 2004              PORTFOLIO MANAGER SINCE 1996



  ANN PETERSON       NATIONS GOVERNMENT SECURITIES    COLUMBIA MANAGEMENT --
                     FUND SINCE NOVEMBER 2004         PORTFOLIO MANAGER SINCE 1993



  MARIE SCHOFIELD    NATIONS SHORT-INTERMEDIATE       COLUMBIA MANAGEMENT --
                     GOVERNMENT FUND SINCE NOVEMBER   PORTFOLIO MANAGER SINCE 1990
                     2004

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CALIFORNIA MUNICIPAL BOND FUND                      0.41%(1)     0.47%



  NATIONS FLORIDA MUNICIPAL BOND FUND                         0.41%(1)     0.47%



  NATIONS KANSAS MUNICIPAL INCOME FUND                        0.41%(1)     0.47%



  NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND          0.40%        0.40%



  NATIONS INTERMEDIATE MUNICIPAL BOND FUND                    0.40%        0.38%



  NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND                  0.30%        0.30%



  NATIONS GOVERNMENT SECURITIES FUND                          0.39%(1)     0.48%



  NATIONS STRATEGIC INCOME FUND                               0.46%(1)     0.42%

(1)The fee is the current maximum contract level, which has been reduced from the contract level that was in effect during a portion of the last fiscal year.

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. Nations Tennessee Intermediate Municipal Bond Fund, Nations Intermediate Municipal Bond Fund and Nations Short-Intermediate Government Fund pay Columbia Management Advisors, Inc. a fee of 0.15% for its services, plus certain out-of-pocket expenses. Nations California Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations Government Securities Fund and Nations Strategic Income Fund pay Columbia Management Advisors, Inc. a fee of 0.14% for it's services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC SHARE GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below compares the charges and fees and other features of the share classes.

                                                    INTERMEDIATE STATE          LONG-TERM STATE
                                                   MUNICIPAL BOND FUND,      MUNICIPAL BOND FUNDS,
                                                   NATIONS INTERMEDIATE       NATIONS GOVERNMENT
                                                   MUNICIPAL BOND FUND,        SECURITIES FUND,
                                                NATIONS SHORT-INTERMEDIATE     NATIONS STRATEGIC
  CLASS A SHARES                                     GOVERNMENT FUND              INCOME FUND
  MAXIMUM AMOUNT YOU CAN BUY                           NO LIMIT                    NO LIMIT



  MAXIMUM FRONT-END SALES CHARGE                        3.25%                       4.75%



  MAXIMUM DEFERRED SALES CHARGE(1)                       NONE                        NONE



  MAXIMUM ANNUAL DISTRIBUTION                     0.25% DISTRIBUTION          0.25% DISTRIBUTION
    AND SHAREHOLDER SERVICING FEES               (12B-1)/SERVICE FEE         (12B-1)/SERVICE FEE



  CONVERSION FEATURE                                     NONE                        NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                                    INTERMEDIATE STATE          LONG-TERM STATE
                                                   MUNICIPAL BOND FUND,      MUNICIPAL BOND FUNDS,
                                                   NATIONS INTERMEDIATE       NATIONS GOVERNMENT
                                                   MUNICIPAL BOND FUND,        SECURITIES FUND,
                                                NATIONS SHORT-INTERMEDIATE     NATIONS STRATEGIC
  CLASS B SHARES                                     GOVERNMENT FUND              INCOME FUND
  MAXIMUM AMOUNT YOU CAN BUY                           $50,000                     $50,000



  MAXIMUM FRONT-END SALES CHARGE                         NONE                       NONE



  MAXIMUM DEFERRED SALES CHARGE(1)                      3.00%                       5.00%



  REDEMPTION FEE                                         NONE                       NONE



  MAXIMUM ANNUAL DISTRIBUTION AND                 0.75% DISTRIBUTION         0.75% DISTRIBUTION
    SHAREHOLDER SERVICING FEES                     (12B-1) FEE AND             (12B-1) FEE AND
                                                  0.25% SERVICE FEE           0.25% SERVICE FEE



  CONVERSION FEATURE                                     YES                         YES

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                                    INTERMEDIATE STATE          LONG-TERM STATE
                                                   MUNICIPAL BOND FUND,      MUNICIPAL BOND FUNDS,
                                                   NATIONS INTERMEDIATE       NATIONS GOVERNMENT
                                                   MUNICIPAL BOND FUND,        SECURITIES FUND,
                                                NATIONS SHORT-INTERMEDIATE     NATIONS STRATEGIC
  CLASS C SHARES                                     GOVERNMENT FUND              INCOME FUND
  MAXIMUM AMOUNT YOU CAN BUY                          $1 MILLION                 $1 MILLION



  MAXIMUM FRONT-END SALES CHARGE                         NONE                       NONE



  MAXIMUM DEFERRED SALES CHARGE(1)                      1.00%                       1.00%



  REDEMPTION FEE                                         NONE                       NONE



  MAXIMUM ANNUAL DISTRIBUTION                     0.75% DISTRIBUTION         0.75% DISTRIBUTION
    AND SHAREHOLDER SERVICING FEES                 (12B-1) FEE AND             (12B-1) FEE AND
                                                  0.25% SERVICE FEE           0.25% SERVICE FEE



  CONVERSION FEATURE                                     NONE                       NONE

(1)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARES GRAPHIC) ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - FRONT END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the Fund you're buying, and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                                     SALES CHARGE(1)    AMOUNT RETAINED
                                                   SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                                    AS A % OF THE      NET AMOUNT        AS A % OF THE
         AMOUNT YOU BOUGHT                         OFFERING PRICE       INVESTED        OFFERING PRICE
         -----------------                         ---------------   ---------------   -----------------
         INTERMEDIATE STATE MUNICIPAL BOND FUND, NATIONS
           INTERMEDIATE MUNICIPAL BOND FUND, NATIONS SHORT-
           INTERMEDIATE GOVERNMENT FUND



         $0 - $99,999                                   3.25%             3.36%              3.00%



         $100,000 - $249,999                            2.50%             2.56%              2.25%



         $250,000 - $499,999                            2.00%             2.04%              1.75%



         $500,000 - $999,999                            1.50%             1.53%              1.25%



         $1,000,000 OR MORE                             0.00%             0.00%              1.00%(1)



         LONG-TERM STATE MUNICIPAL BOND FUNDS, NATIONS GOVERNMENT
         SECURITIES FUND, NATIONS STRATEGIC INCOME FUND



         $0 - $49,999                                   4.75%             4.99%              4.25%



         $50,000 - $99,999                              4.50%             4.71%              4.00%



         $100,000 - $249,999                            3.50%             3.63%              3.00%



         $250,000 - $499,999                            2.50%             2.56%              2.25%



         $500,000 - $999,999                            2.00%             2.04%              1.75%



         $1,000,000 OR MORE                             0.00%             0.00%              1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      Your selling agent receives a cumulative commission from the Distributor when you purchase $1 million or more of Class A shares, as follows:

         $0 -- $2,999,999                                                      1.00%



         $3 MILLION -- $49,999,999                                             0.50%



         $50 MILLION OR MORE                                                   0.25%

      The commission to selling agents for Class A share purchases of $50 million or more is paid beginning in the 13th month but only to the extent the shares remain outstanding. For certain group retirement plans, selling agents will receive a 1% finder's fee from $0-$3 million.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



(B SHARES GRAPHIC) ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Nations Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

      INTERMEDIATE STATE MUNICIPAL BOND FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND, NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                      YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                              3.0%



         THE SECOND YEAR YOU OWN THEM                                             3.0%



         THE THIRD YEAR YOU OWN THEM                                              2.0%



         THE FOURTH YEAR YOU OWN THEM                                             1.0%



         AFTER FIVE YEARS OF OWNING THEM                                          NONE

      LONG-TERM STATE MUNICIPAL BOND FUNDS, NATIONS GOVERNMENT SECURITIES FUND, NATIONS STRATEGIC INCOME FUND




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                      YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                              5.0%



         THE SECOND YEAR YOU OWN THEM                                             4.0%



         THE THIRD YEAR YOU OWN THEM                                              3.0%



         THE FOURTH YEAR YOU OWN THEM                                             3.0%



         THE FIFTH YEAR YOU OWN THEM                                              2.0%



         THE SIXTH YEAR YOU OWN THEM                                              1.0%



         AFTER SIX YEARS OF OWNING THEM                                           NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Class A shares according to the following schedule:

      INTERMEDIATE STATE MUNICIPAL BOND FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND, NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND




                                                                  WILL CONVERT TO CLASS A SHARES
         CLASS B SHARES YOU BOUGHT                                 AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                           EIGHT YEARS



         BETWEEN AUGUST 1, 1998 AND NOVEMBER 15, 1998
           $0 -- $499,999                                                   SIX YEARS
           $500,000 -- $999,999                                             FIVE YEARS

      LONG-TERM STATE MUNICIPAL BOND FUNDS, NATIONS GOVERNMENT SECURITIES FUND, NATIONS STRATEGIC INCOME FUND




                                                                   WILL CONVERT TO CLASS A SHARES
         CLASS B SHARES YOU BOUGHT                                   AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                             EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
           $0 -- $249,999                                                    NINE YEARS
           $250,000 -- $499,999                                               SIX YEARS
           $500,000 -- $999,999                                              FIVE YEARS



         BEFORE AUGUST 1, 1997                                               NINE YEARS

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Nations Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


(C SHARES GRAPHIC) ABOUT CLASS C SHARES

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases over $1 million may be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for waived or reduced front-end sales charge, (often referred to as "breakpoint discounts"), or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and at www.nationsfunds.com and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

--------------------------------------------------------------------------------

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Nations Funds.

      The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Nations Fund family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES
      (Class A shares)




      There are two ways you can lower the front-end sales charge you pay on Class A shares:

        - RIGHTS OF ACCUMULATION
         The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Class B and Class C shares of Nations Money Market Funds, don't qualify for rights of accumulation.

        - STATEMENT OF INTENT
         You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

      WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?

      The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

        - Individual accounts

        - Joint accounts

        - Certain IRA accounts

        - Certain trusts

        - UTMA/UGMA accounts

      For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Nations Fund shares. The value of your investment in a Nations Money Market Fund held in an eligible account may be aggregated with your investments in other funds in the Nations Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount.

        - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?

         The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Nations Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

        - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?

         Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.nationsfunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Nations Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

        - certain pension, profit sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Class A, Class B and Class C shares)

      You won't pay a CDSC on the following transactions:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Nations Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares

(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY BUYING THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A. You can invest up to
                                         - no minimum for certain fee-based         $50,000 in Class B purchases. Class C
                                           accounts                                 share purchases are limited to $1
                                         minimum additional investment:             million.
                                         - $50 for all accounts

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50

Selling shares    In a lump sum          - shares sold by telephone are limited     A Fund will generally send proceeds
                                         up to $100,000 in a 30-day period          from the sale to you within seven days
                                         - other restrictions may apply to          (usually on the next business day after
                                           withdrawals from retirement plan         your request is received in "good
                                           accounts                                 form"). However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                         fee based accounts                         withdrawals any day of the month on a
                                                                                    monthly, quarterly, or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a class.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class A
  shares                                   exchanges                                shares for Class A shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.
                                                                                    You can generally exchange your Class B
                                                                                    shares for Class B shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.
                                                                                    You can generally exchange your Class C
                                                                                    shares for Class C shares of any other
                                                                                    Fund distributed by the Distributor.
                                                                                    Some exceptions apply.
                                                                                    You won't pay a front-end sales charge
                                                                                    or CDSC on the shares you're
                                                                                    exchanging. There may be an additional
                                                                                    sales charge if exchanging from a Money
                                                                                    Market Fund. Redemption fees may apply.

                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.
        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to $100,000 of shares by telephone in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you
        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES GRAPHIC)         EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of a Fund for Class A shares of any other Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Investor A Share was of a Nations Money Market Fund).

        - You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of a Fund for Class B shares of any other Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Class C shares of a Nations Money Market Fund through an exchange of Class B shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Class C shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of a Fund for Class C shares of any other Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 4.25% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED AS TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder and servicing plans.

The amount of the fee depends on the class of shares you own:

                              MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                 AND SHAREHOLDER SERVICING FEES
                          (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES  0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                  SERVICING FEE



  CLASS B SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE



  CLASS C SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

    - up to 1.00% of the offering price per share of Class A shares

    - up to 1.00% of the net asset value per share of Class B shares

    - up to 1.00% of the net asset value per share of Class C shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS


A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare distributions of net investment income daily and pay them monthly. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which may be subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions that come from a State Municipal Bond Fund's tax-exempt interest income are generally free from federal income tax. These distributions generally are not subject to state individual income tax (or other applicable state tax, like the Florida intangibles tax) if a Fund primarily invests in securities from that state or its subdivisions. For example, you generally won't be subject to California state individual income tax on distributions that come from Nations California Municipal Bond Fund's investments in California state and local municipal obligations. You may, however, be subject to other state and local taxes on these distributions. A portion of these distributions may also be subject to alternative minimum taxes.

Except as described above, distributions that come from a Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, generally are taxable to you as long-term capital gain. An individual's net long-term capital gain is taxed at a maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Absent further legislation, those reduced rates of tax will expire after December 31, 2008.

No other Fund distributions are expected to qualify for reduced taxation under the Internal Revenue Code. Corporate shareholders generally will not be able to deduct any distributions from a Fund when determining their taxable income.

In general, any taxable distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any taxable distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CALIFORNIA MUNICIPAL
BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03            03/31/02**
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $7.59                $7.61                $7.29                $7.47
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.31                 0.32                 0.33                 0.33
  Net realized and unrealized gain/(loss)
    on investments                              (0.14)                0.05                 0.32                (0.15)
  Net increase/(decrease) in net asset
    value from operations                        0.17                 0.37                 0.65                 0.18
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.31)               (0.32)               (0.32)               (0.33)
  Distributions from net realized gains         (0.09)               (0.07)               (0.01)               (0.03)
  Total dividends and distributions             (0.40)               (0.39)               (0.33)               (0.36)
  Net asset value, end of period                 $7.36                $7.59                $7.61                $7.29
  TOTAL RETURN++                                 2.33%                4.99%                9.09%                2.45%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $121,086             $133,077             $142,798             $145,567
  Ratio of operating expenses to average
    net assets                                 0.85%(a)            0.85%(a)(d)           0.85%(a)               0.85%
  Ratio of net investment income/(loss)
    to average net assets                        4.18%                4.20%                4.31%                4.46%
  Portfolio turnover rate                         7%                   10%                  6%                   8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.06%(b)             1.08%(c)               1.07%                1.10%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $7.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.35
  Net realized and unrealized gain/(loss)
    on investments                                0.34
  Net increase/(decrease) in net asset
    value from operations                         0.69
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.34)
  Distributions from net realized gains          (0.02)
  Total dividends and distributions              (0.36)
  Net asset value, end of period                  $7.47
  TOTAL RETURN++                                  9.93%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $149,282
  Ratio of operating expenses to average
    net assets                                  0.83%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.81%
  Portfolio turnover rate                          20%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.07%

** Effective April 1, 2001, Nations California Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.44% to 4.46%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.03% for Class A shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.05% for Class A shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS CALIFORNIA MUNICIPAL
BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04             03/31/03            03/31/02**
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $7.60                $7.61                $7.29                $7.47
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.25                 0.26                 0.27                 0.27
  Net realized and unrealized gain/(loss)
    on investments                              (0.14)                0.06                 0.33                (0.14)
  Net increase/(decrease) in net asset
    value from operations                        0.11                 0.32                 0.60                 0.13
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.25)               (0.26)               (0.27)               (0.28)
  Distributions from net realized gains         (0.09)               (0.07)               (0.01)               (0.03)
  Total dividends and distributions             (0.34)               (0.33)               (0.28)               (0.31)
  Net asset value, end of period                 $7.37                $7.60                $7.61                $7.29
  TOTAL RETURN++                                 1.57%                4.34%                8.27%                1.68%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $7,662               $9,203               $9,390               $7,458
  Ratio of operating expenses to average
    net assets                                 1.60%(a)            1.60%(a)(d)           1.60%(a)               1.60%
  Ratio of net investment income/(loss)
    to average net assets                        3.43%                3.45%                3.56%                3.71%
  Portfolio turnover rate                         7%                   10%                  6%                   8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.81%(b)             1.83%(c)               1.82%                1.85%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period            $7.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.30
  Net realized and unrealized gain/(loss)
    on investments                                0.34
  Net increase/(decrease) in net asset
    value from operations                         0.64
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.29)
  Distributions from net realized gains          (0.02)
  Total dividends and distributions              (0.31)
  Net asset value, end of period                  $7.47
  TOTAL RETURN++                                  9.15%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $5,729
  Ratio of operating expenses to average
    net assets                                  1.55%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.09%
  Portfolio turnover rate                          20%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.82%

** Effective April 1, 2001, Nations California Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.69% to 3.71%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.78% for Class B shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.80% for Class B shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS CALIFORNIA MUNICIPAL
BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS C SHARES                               03/31/05            03/31/04            03/31/03           03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $7.57               $7.59               $7.27               $7.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.25                0.26                0.27                0.27
  Net realized and unrealized gain/(loss)
    on investments                              (0.14)               0.05                0.33               (0.13)
  Net increase/(decrease) in net asset
    value from operations                        0.11                0.31                0.60                0.14
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.25)              (0.26)              (0.27)              (0.28)
  Distributions from net realized gains         (0.09)              (0.07)              (0.01)              (0.03)
  Total dividends and distributions             (0.34)              (0.33)              (0.28)              (0.31)
  Net asset value, end of period                $7.34               $7.57               $7.59               $7.27
  TOTAL RETURN++                                1.58%               4.22%               8.30%               1.82%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $3,792              $4,510              $4,961              $3,265
  Ratio of operating expenses to average
    net assets                                 1.60%(a)          1.60%(a)(d)           1.60%(a)             1.60%
  Ratio of net investment income/(loss)
    to average net assets                       3.46%               3.45%               3.56%               3.71%
  Portfolio turnover rate                         7%                 10%                  6%                  8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.81%(b)            1.83%(c)             1.82%               1.85%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $7.12
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.30
  Net realized and unrealized gain/(loss)
    on investments                                0.33
  Net increase/(decrease) in net asset
    value from operations                         0.63
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.29)
  Distributions from net realized gains          (0.02)
  Total dividends and distributions              (0.31)
  Net asset value, end of period                 $7.44
  TOTAL RETURN++                                 8.97%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $1,191
  Ratio of operating expenses to average
    net assets                                  1.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.04%
  Portfolio turnover rate                         20%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.82%

* Effective April 1, 2001, Nations California Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.69% to 3.71%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.78% for Class C shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.80% for Class C shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS FLORIDA MUNICIPAL
BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.02               $10.11                $9.81                $9.98
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.39                 0.41                 0.43                 0.45
  Net realized and unrealized gain/(loss)
    on investments                              (0.36)                --##                 0.48                (0.12)
  Net increase/(decrease) in net asset
    value from operations                       0.03(b)               0.41                 0.91                 0.33
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.39)               (0.41)               (0.43)               (0.45)
  Distributions from net realized gains         (0.11)               (0.09)               (0.18)               (0.05)
  Total dividends and distributions             (0.50)               (0.50)               (0.61)               (0.50)
  Net asset value, end of year                   $9.55               $10.02               $10.11                $9.81
  TOTAL RETURN++                                 0.33%                4.20%                9.49%                3.29%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $35,175              $40,630              $44,073              $43,619
  Ratio of operating expenses to average
    net assets(a)                                0.85%                0.85%                0.85%                0.85%
  Ratio of net investment income/(loss)
    to average net assets                        3.99%                4.07%                4.28%                4.51%
  Portfolio turnover rate                         12%                  8%                   21%                  5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.14%                1.11%                1.10%                1.12%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.53
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.45
  Net realized and unrealized gain/(loss)
    on investments                                0.46
  Net increase/(decrease) in net asset
    value from operations                         0.91
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.45)
  Distributions from net realized gains          (0.01)
  Total dividends and distributions              (0.46)
  Net asset value, end of year                    $9.98
  TOTAL RETURN++                                  9.86%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $45,034
  Ratio of operating expenses to average
    net assets(a)                                 0.85%
  Ratio of net investment income/(loss)
    to average net assets                         4.68%
  Portfolio turnover rate                          7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.08%

* Effective April 1, 2001, Nations Florida Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.46% to 4.51%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) In the March 31, 2005 financial statements this amount was previously reported as $0.05 due to a typographical error.

NATIONS FLORIDA MUNICIPAL
BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.01               $10.11                $9.81                $9.98
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.32                 0.33                 0.35                 0.37
  Net realized and unrealized gain/(loss)
    on investments                              (0.36)               (0.01)                0.49                (0.12)
  Net increase/(decrease) in net asset
    value from operations                       (0.04)                0.32                 0.84                 0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.31)               (0.33)               (0.36)               (0.37)
  Distributions from net realized gains         (0.11)               (0.09)               (0.18)               (0.05)
  Total dividends and distributions             (0.42)               (0.42)               (0.54)               (0.42)
  Net asset value, end of year                   $9.55               $10.01               $10.11                $9.81
  TOTAL RETURN++                                (0.32)                3.33%                8.67%                2.52%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $7,785               $10,648              $11,745              $10,419
  Ratio of operating expenses to average
    net assets(a)                                1.60%                1.60%                1.60%                1.60%
  Ratio of net investment income/(loss)
    to average net assets                        3.24%                3.32%                3.53%                3.76%
  Portfolio turnover rate                         12%                  8%                   21%                  5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.89%                1.86%                1.85%                1.87%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.53
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.38
  Net realized and unrealized gain/(loss)
    on investments                                0.46
  Net increase/(decrease) in net asset
    value from operations                         0.84
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.38)
  Distributions from net realized gains          (0.01)
  Total dividends and distributions              (0.39)
  Net asset value, end of year                    $9.98
  TOTAL RETURN++                                  9.05%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $10,811
  Ratio of operating expenses to average
    net assets(a)                                 1.60%
  Ratio of net investment income/(loss)
    to average net assets                         3.93%
  Portfolio turnover rate                          7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.83%

* Effective April 1, 2001, Nations Florida Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.71% to 3.76%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS FLORIDA MUNICIPAL
BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.00               $10.10                $9.80                $9.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.32                 0.33                 0.35                 0.36
  Net realized and unrealized gain/(loss)
    on investments                              (0.36)               (0.01)                0.49                (0.11)
  Net increase/(decrease) in net asset
    value from operations                       (0.04)                0.32                 0.84                 0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.31)               (0.33)               (0.36)               (0.37)
  Distributions from net realized gains         (0.11)               (0.09)               (0.18)               (0.05)
  Total dividends and distributions             (0.42)               (0.42)               (0.54)               (0.42)
  Net asset value, end of year                   $9.54               $10.00               $10.10                $9.80
  TOTAL RETURN++                                (0.32)%               3.32%                8.68%                2.51%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $483                 $817                 $525                 $278
  Ratio of operating expenses to average
    net assets(a)                                1.60%                1.60%                1.60%                1.60%
  Ratio of net investment income/(loss)
    to average net assets                        3.24%                3.32%                3.53%                3.76%
  Portfolio turnover rate                         12%                  8%                   21%                  5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.89%                1.86%                1.85%                1.87%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.53
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.37
  Net realized and unrealized gain/(loss)
    on investments                                0.46
  Net increase/(decrease) in net asset
    value from operations                         0.83
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.38)
  Distributions from net realized gains          (0.01)
  Total dividends and distributions              (0.39)
  Net asset value, end of year                    $9.97
  TOTAL RETURN++                                  8.92%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)               $64
  Ratio of operating expenses to average
    net assets(a)                                 1.60%
  Ratio of net investment income/(loss)
    to average net assets                         3.93%
  Portfolio turnover rate                          7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.83%

* Effective April 1, 2001, Nations Florida Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.71% to 3.76%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS KANSAS MUNICIPAL
INCOME FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $10.38               $10.45               $10.15               $10.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.34                 0.36                 0.40                 0.43
  Net realized and unrealized gain/(loss)
    on investments                              (0.32)                0.02                 0.32                (0.17)
  Net increase/(decrease) in net asset
    value from operations                        0.02                 0.38                 0.72                 0.26
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.34)               (0.36)               (0.40)               (0.43)
  Distributions from net realized gains         (0.14)               (0.09)               (0.02)               (0.01)
  Total dividends and distributions             (0.48)               (0.45)               (0.42)               (0.44)
  Net asset value, end of period                 $9.92               $10.38               $10.45               $10.15
  TOTAL RETURN++                                 0.26%                3.73%                7.19%                2.49%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $4,146               $4,370               $6,489               $3,115
  Ratio of operating expenses to average
    net assets                                 0.85%(a)             0.85%(a)             0.85%(a)             0.85%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.32%                3.45%                3.82%                4.15%
  Portfolio turnover rate                         21%                  12%                  42%                  13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.22%                1.13%                1.15%                1.16%

                                              PERIOD ENDED
  CLASS A SHARES                               03/31/01**
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.47
  Net realized and unrealized gain/(loss)
    on investments                                0.13
  Net increase/(decrease) in net asset
    value from operations                         0.60
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.27)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.27)
  Net asset value, end of period                 $10.33
  TOTAL RETURN++                                  5.66%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $646
  Ratio of operating expenses to average
    net assets                                  0.85%+(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.19%+
  Portfolio turnover rate                          17%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.18%+(a)

* Effective April 1, 2001, Nations Kansas Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.14% to 4.15%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
** Class A shares commenced operations on August 14, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS KANSAS MUNICIPAL
INCOME FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS B SHARES                               03/31/05            03/31/04            03/31/03           03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $10.37              $10.44              $10.14              $10.32
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.27                0.28                0.32                0.35
  Net realized and unrealized gain/(loss)
    on investments                              (0.32)               0.02                0.32               (0.17)
  Net increase/(decrease) in net asset
    value from operations                       (0.05)               0.30                0.64                0.18
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.27)              (0.28)              (0.32)              (0.35)
  Distributions from net realized gains         (0.14)              (0.09)              (0.02)              (0.01)
  Total dividends and distributions             (0.41)              (0.37)              (0.34)              (0.36)
  Net asset value, end of period                $9.91               $10.37              $10.44              $10.14
  TOTAL RETURN++                               (0.49)%              2.96%               6.39%               1.62%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $216                $281                $262                $25
  Ratio of operating expenses to average
    net assets                                 1.60%(a)            1.60%(a)            1.60%(a)            1.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                       2.57%               2.70%               3.07%               3.40%
  Portfolio turnover rate                        21%                 12%                 42%                 13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.97%               1.88%               1.90%               1.91%

                                              PERIOD ENDED
  CLASS B SHARES                               03/31/01**
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.33
  Net realized and unrealized gain/(loss)
    on investments                                0.19
  Net increase/(decrease) in net asset
    value from operations                         0.52
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.20)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.20)
  Net asset value, end of period                 $10.32
  TOTAL RETURN++                                 4.78%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $262
  Ratio of operating expenses to average
    net assets                                 1.60%+(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.44%+
  Portfolio turnover rate                         17%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.93%+(a)

* Effective April 1, 2001, Nations Kansas Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.39% to 3.40%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
** Class B shares commenced operations on August 29, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS KANSAS MUNICIPAL
INCOME FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  CLASS C SHARES                                     03/31/05                         03/31/04
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                $10.36                           $10.43
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                        0.27                             0.28
  Net realized and unrealized gain/(loss)
    on investments                                    (0.32)                            0.02
  Net increase/(decrease) in net asset
    value from operations                             (0.05)                            0.30
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.27)                           (0.28)
  Distributions from net realized gains               (0.14)                           (0.09)
  Total dividends and distributions                   (0.41)                           (0.37)
  Net asset value, end of period                       $9.90                           $10.36
  TOTAL RETURN++                                      (0.50)%                           2.99%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $237                             $125
  Ratio of operating expenses to average
    net assets                                       1.60%(a)                         1.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                              2.54%                            2.70%
  Portfolio turnover rate                               21%                              12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.97%                            1.88%

                                                    PERIOD ENDED
  CLASS C SHARES                                      03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                 $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                         0.22
  Net realized and unrealized gain/(loss)
    on investments                                      0.45
  Net increase/(decrease) in net asset
    value from operations                               0.67
  LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.22)
  Distributions from net realized gains                (0.02)
  Total dividends and distributions                    (0.24)
  Net asset value, end of period                       $10.43
  TOTAL RETURN++                                        3.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                  $443
  Ratio of operating expenses to average
    net assets                                        1.60%(a)+
  Ratio of net investment income/(loss)
    to average net assets                              3.07%+
  Portfolio turnover rate                                42%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             1.90%+

* Nations Kansas Municipal Income Fund Class C shares commenced operations on July 9, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TENNESSEE INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.70               $10.68               $10.25               $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.40                 0.39                 0.42                 0.43
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.02                 0.43                (0.09)
  Net increase/(decrease) in net asset
    value from operations                        0.10                 0.41                 0.85                 0.34
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.40)               (0.39)               (0.42)               (0.44)
  Distributions from net realized gains         (0.01)                 --                   --                   --
  Total dividends and distributions             (0.41)               (0.39)               (0.42)               (0.44)
  Net asset value, end of year                  $10.39               $10.70               $10.68               $10.25
  TOTAL RETURN++                                 1.01%                3.93%                8.38%                3.28%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $15,473              $15,505              $15,572              $9,955
  Ratio of operating expenses to average
    net assets                                   0.75%              0.75%(a)             0.75%(a)               0.75%
  Ratio of net investment income/(loss)
    to average net assets                        3.81%                3.66%                3.93%                4.20%
  Portfolio turnover rate                         21%                  24%                  16%                  0%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.20%                1.08%                1.09%                1.18%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.91
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.45
  Net realized and unrealized gain/(loss)
    on investments                                0.44
  Net increase/(decrease) in net asset
    value from operations                         0.89
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.45)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.45)
  Net asset value, end of year                   $10.35
  TOTAL RETURN++                                  9.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $7,945
  Ratio of operating expenses to average
    net assets                                  0.75%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.52%
  Portfolio turnover rate                          10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.09%

* Effective April 1, 2001, Nations Tennessee Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.19% to 4.20%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TENNESSEE INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.70               $10.68               $10.26               $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.32                 0.31                 0.34                 0.36
  Net realized and unrealized gain/(loss)
    on investments                              (0.29)                0.02                 0.42                (0.09)
  Net increase/(decrease) in net asset
    value from operations                        0.03                 0.33                 0.76                 0.27
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.33)               (0.31)               (0.34)               (0.36)
  Distributions from net realized gains         (0.01)                 --                   --                   --
  Total dividends and distributions             (0.34)               (0.31)               (0.34)               (0.36)
  Net asset value, end of year                  $10.39               $10.70               $10.68               $10.26
  TOTAL RETURN++                                 0.25%                3.16%                7.46%                2.61%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $3,345               $3,922               $4,439               $1,351
  Ratio of operating expenses to average
    net assets                                   1.50%              1.50%(a)             1.50%(a)               1.50%
  Ratio of net investment income/(loss)
    to average net assets                        3.06%                2.91%                3.18%                3.45%
  Portfolio turnover rate                         21%                  24%                  16%                  0%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.95%                1.83%                1.84%                1.93%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.91
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.38
  Net realized and unrealized gain/(loss)
    on investments                                0.44
  Net increase/(decrease) in net asset
    value from operations                         0.82
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.38)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.38)
  Net asset value, end of year                   $10.35
  TOTAL RETURN++                                  8.44%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,448
  Ratio of operating expenses to average
    net assets                                  1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.77%
  Portfolio turnover rate                          10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.84%

* Effective April 1, 2001, Nations Tennessee Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.44% to 3.45%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TENNESSEE INTERMEDIATE
MUNICIPAL BOND FUND

                   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02*
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.65               $10.63               $10.21               $10.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.33                 0.31                 0.34                 0.30
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.02                 0.42                (0.04)
  Net increase/(decrease) in net asset
    value from operations                        0.03                 0.33                 0.76                 0.26
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.33)               (0.31)               (0.34)               (0.36)
  Distributions from net realized gains         (0.01)                 --                   --                   --
  Total dividends and distributions             (0.34)               (0.31)               (0.34)               (0.36)
  Net asset value, end of year                  $10.34               $10.65               $10.63               $10.21
  TOTAL RETURN++                                 0.26%                3.17%                7.49%                2.52%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,535               $2,111               $1,391                $322
  Ratio of operating expenses to average
    net assets                                   1.50%              1.50%(a)             1.50%(a)               1.50%
  Ratio of net investment income/(loss)
    to average net assets                        3.06%                2.91%                3.18%                3.45%
  Portfolio turnover rate                         21%                  24%                  16%                  0%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.95%                1.83%                1.84%                1.93%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.42
  Net realized and unrealized gain/(loss)
    on investments                                0.40
  Net increase/(decrease) in net asset
    value from operations                         0.82
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.38)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.38)
  Net asset value, end of year                   $10.31
  TOTAL RETURN++                                  8.46%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)               $3
  Ratio of operating expenses to average
    net assets                                  1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.77%
  Portfolio turnover rate                          10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.84%

* Effective April 1, 2001, Nations Tennessee Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.44% to 3.45%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS INTERMEDIATE MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.40               $10.36               $10.00               $10.15
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.38                 0.39                 0.42                 0.45
  Net realized and unrealized gain/(loss)
    on investments                              (0.31)                0.05                 0.38                (0.16)
  Net increase/(decrease) in net asset
    value from operations                        0.07                 0.44                 0.80                 0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.37)               (0.39)               (0.42)               (0.44)
  Distributions from net realized gains         (0.02)               (0.01)               (0.02)                 --
  Total dividends and distributions             (0.39)               (0.40)               (0.44)               (0.44)
  Net asset value, end of year                  $10.08               $10.40               $10.36               $10.00
  TOTAL RETURN++                                 0.72%                4.32%                8.07%                2.91%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $31,129              $39,198              $44,628              $28,868
  Ratio of operating expenses to average
    net assets                                 0.75%(a)            0.75%(a)(d)             0.75%              0.75%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.69%                3.75%                4.02%                4.36%
  Portfolio turnover rate                         21%                  17%                  15%                  14%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.91%(b)             0.95%(c)               0.93%                0.93%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.46
  Net realized and unrealized gain/(loss)
    on investments                                0.36
  Net increase/(decrease) in net asset
    value from operations                         0.82
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.45)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.45)
  Net asset value, end of year                   $10.15
  TOTAL RETURN++                                  8.54%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $20,728
  Ratio of operating expenses to average
    net assets                                  0.75%(a)
  Ratio of net investment income/(loss)
    to average net assets                         4.48%
  Portfolio turnover rate                          17%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.93%

* Effective April 1, 2001, Nations Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class A shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.28% to 4.36%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.88% for Class A shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.92% for Class A shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS INTERMEDIATE MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.40               $10.36               $10.00               $10.15
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.30                 0.31                 0.33                 0.36
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.05                 0.39                (0.14)
  Net increase/(decrease) in net asset
    value from operations                       (0.00)                0.36                 0.72                 0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.30)               (0.31)               (0.34)               (0.37)
  Distributions from net realized gains         (0.02)               (0.01)               (0.02)                 --
  Total dividends and distributions             (0.32)               (0.32)               (0.36)               (0.37)
  Net asset value, end of year                  $10.08               $10.40               $10.36               $10.00
  TOTAL RETURN++                                (0.03)%               3.54%                7.26%                2.14%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $4,437               $5,092               $6,200               $4,110
  Ratio of operating expenses to average
    net assets                                 1.50%(a)            1.50%(a)(d)             1.50%              1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        2.94%                3.00%                3.27%                3.61%
  Portfolio turnover rate                         21%                  17%                  15%                  14%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.66%(b)             1.70%(c)               1.68%                1.68%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.37
  Net realized and unrealized gain/(loss)
    on investments                                0.37
  Net increase/(decrease) in net asset
    value from operations                         0.74
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.37)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.37)
  Net asset value, end of year                   $10.15
  TOTAL RETURN++                                  7.74%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,563
  Ratio of operating expenses to average
    net assets                                  1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.73%
  Portfolio turnover rate                          17%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.68%

* Effective April 1, 2001, Nations Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class B shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.53% to 3.61%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.63% for Class B shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.67% for Class B shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS INTERMEDIATE MUNICIPAL
BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#           03/31/02*#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.40               $10.36               $10.00               $10.16
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.30                 0.31                 0.33                 0.35
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.05                 0.39                (0.14)
  Net increase/(decrease) in net asset
    value from operations                       (0.00)                0.36                 0.72                 0.21
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.30)               (0.31)               (0.34)               (0.37)
  Distributions from net realized gains         (0.02)               (0.01)               (0.02)                 --
  Total dividends and distributions             (0.32)               (0.32)               (0.36)               (0.37)
  Net asset value, end of year                  $10.08               $10.40               $10.36               $10.00
  TOTAL RETURN++                                (0.03)%               3.55%                7.25%                2.03%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $4,130               $5,970               $7,702               $2,006
  Ratio of operating expenses to average
    net assets                                 1.50%(a)            1.50%(a)(d)             1.50%              1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                        2.94%                3.00%                3.27%                3.61%
  Portfolio turnover rate                         21%                 117%                  15%                  14%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.66%(b)             1.70%(c)               1.68%                1.68%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.78
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.37
  Net realized and unrealized gain/(loss)
    on investments                                0.38
  Net increase/(decrease) in net asset
    value from operations                         0.75
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.37)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.37)
  Net asset value, end of year                   $10.16
  TOTAL RETURN++                                  7.84%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $528
  Ratio of operating expenses to average
    net assets                                  1.50%(a)
  Ratio of net investment income/(loss)
    to average net assets                         3.73%
  Portfolio turnover rate                          17%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.68%

* Effective April 1, 2001, Nations Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on Class C shares was to increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.53% to 3.61%. Per share amounts and ratios for the year ended March 31, 2001 have not been restated to reflect this change in presentation.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.63% for Class C shares.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.67% for Class C shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $4.29                $4.36                $4.16                $4.15
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.11                 0.09                 0.11                 0.17
  Net realized and unrealized gain/(loss)
    on investments                              (0.15)                0.02                 0.32                 0.01
  Net increase/(decrease) in net asset
    value from operations                       (0.04)                0.11                 0.43                 0.18
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.11)               (0.10)               (0.12)               (0.17)
  Distributions from net realized gains         (0.02)               (0.08)               (0.11)                 --
  Total dividends and distributions             (0.13)               (0.18)               (0.23)               (0.17)
  Net asset value, end of year                   $4.12                $4.29                $4.36                $4.16
  TOTAL RETURN++                                (1.03)%               2.55%               10.46%                4.42%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $32,799              $39,133              $47,480              $41,926
  Ratio of operating expenses to average
    net assets(a)                                0.85%              0.81%(c)               0.87%                0.87%
  Ratio of net investment income/(loss)
    to average net assets                        2.59%                2.13%                2.46%                3.99%
  Portfolio turnover rate                        129%                 206%                 180%                 486%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.87%(b)             0.85%(d)               0.87%                0.87%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $3.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.22
  Net realized and unrealized gain/(loss)
    on investments                                0.21
  Net increase/(decrease) in net asset
    value from operations                         0.43
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.22)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.22)
  Net asset value, end of year                    $4.15
  TOTAL RETURN++                                 11.31%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $44,244
  Ratio of operating expenses to average
    net assets(a)                                 0.82%
  Ratio of net investment income/(loss)
    to average net assets                         5.54%
  Portfolio turnover rate                         108%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.84%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.85% for Class A shares.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 0.82% for Class A shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.82% for Class A shares.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

FOR A SHARE OUTSTANDING THROUGH EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $4.29                $4.36                $4.16                $4.15
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.08                 0.06                 0.07                 0.13
  Net realized and unrealized gain/(loss)
    on investments                              (0.16)                0.02                 0.32                 0.01
  Net increase/(decrease) in net asset
    value from operations                       (0.08)                0.08                 0.39                 0.14
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.07)               (0.07)               (0.08)               (0.13)
  Distributions from net realized gains         (0.02)               (0.08)               (0.11)                 --
  Total dividends and distributions             (0.09)               (0.15)               (0.19)               (0.13)
  Net asset value, end of year                   $4.12                $4.29                $4.36                $4.16
  TOTAL RETURN++                                (1.77)%               1.78%                9.64%                3.64%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $19,086              $27,060              $37,804              $17,474
  Ratio of operating expenses to average
    net assets(a)                                1.60%              1.56%(c)               1.62%                1.62%
  Ratio of net investment income/(loss)
    to average net assets                        1.83%                1.38%                1.71%                3.24%
  Portfolio turnover rate                        129%                 206%                 180%                 486%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.62%(b)             1.60%(d)               1.62%                1.62%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $3.94
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.19
  Net realized and unrealized gain/(loss)
    on investments                                0.21
  Net increase/(decrease) in net asset
    value from operations                         0.40
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.19)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.19)
  Net asset value, end of year                    $4.15
  TOTAL RETURN++                                 10.46%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $8,199
  Ratio of operating expenses to average
    net assets(a)                                 1.59%
  Ratio of net investment income/(loss)
    to average net assets                         4.77%
  Portfolio turnover rate                         108%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.59%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.60% for Class B shares.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 1.57% for Class B shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.57% for Class B shares.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $4.28                $4.36                $4.15                $4.14
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.08                 0.06                 0.07                 0.12
  Net realized and unrealized gain/(loss)
    on investments                              (0.16)                0.01                 0.33                 0.01
  Net increase/(decrease) in net asset
    value from operations                       (0.08)                0.07                 0.40                 0.13
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.07)               (0.07)               (0.08)               (0.12)
  Distributions from net realized gains         (0.02)               (0.08)               (0.11)                 --
  Total dividends and distributions             (0.09)               (0.15)               (0.19)               (0.12)
  Net asset value, end of year                   $4.11                $4.28                $4.36                $4.15
  TOTAL RETURN++                                (1.77)%               1.56%                9.91%                3.63%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $4,307               $6,770               $12,975              $6,820
  Ratio of operating expenses to average
    net assets(a)                                1.60%              1.56%(c)               1.62%                1.62%
  Ratio of net investment income/(loss)
    to average net assets                        1.83%                1.38%                1.71%                3.24%
  Portfolio turnover rate                        129%                 206%                 180%                 486%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.62%(b)              1.60(d)               1.62%                1.62%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $3.93
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.19
  Net realized and unrealized gain/(loss)
    on investments                                0.21
  Net increase/(decrease) in net asset
    value from operations                         0.40
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.19)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.19)
  Net asset value, end of year                    $4.14
  TOTAL RETURN++                                 10.49%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,079
  Ratio of operating expenses to average
    net assets(a)                                 1.59%
  Ratio of net investment income/(loss)
    to average net assets                         4.77%
  Portfolio turnover rate                         108%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.59%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.60% for Class C shares.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratio of operating expenses to average net assets would have been 1.57% for Class C shares.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.57% for Class C shares.

NATIONS GOVERNMENT SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.75               $10.72                $9.78                $9.86
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.31                 0.26                 0.26                 0.41
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.06                 0.97                (0.07)
  Net increase/(decrease) in net asset
    value from operations                        0.01                 0.32                 1.23                 0.34
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.31)               (0.29)               (0.29)               (0.42)
  Net asset value, end of year                  $10.45               $10.75               $10.72                $9.78
  TOTAL RETURN++                                 0.08%                3.04%               12.65%                3.45%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $39,937              $49,385              $59,171              $54,167
  Ratio of operating expenses to average
    net assets(a)                                0.98%              0.91%(c)               0.96%                0.98%
  Ratio of net investment income/(loss)
    to average net assets                        2.95%                2.43%                2.47%                4.06%
  Portfolio turnover rate                        309%                 244%                 196%                 522%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.11%#(b)            1.08%(d)               1.09%                1.11%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.37
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.57
  Net realized and unrealized gain/(loss)
    on investments                                0.49
  Net increase/(decrease) in net asset
    value from operations                         1.06
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.57)
  Net asset value, end of year                    $9.86
  TOTAL RETURN++                                 11.70%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $57,641
  Ratio of operating expenses to average
    net assets(a)                                 1.00%
  Ratio of net investment income/(loss)
    to average net assets                         5.96%
  Portfolio turnover rate                         183%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.11%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.05% for Class A shares.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.05% for Class A shares.

NATIONS GOVERNMENT SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.76               $10.74                $9.79                $9.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.23                 0.19                 0.19                 0.33
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.04                 0.97                (0.07)
  Net increase/(decrease) in net asset
    value from operations                       (0.07)                0.23                 1.16                 0.26
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.23)               (0.21)               (0.21)               (0.34)
  Net asset value, end of year                  $10.46               $10.76               $10.74                $9.79
  TOTAL RETURN++                                (0.66)%               2.18%               11.91%                2.67%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $33,136              $43,451              $62,227              $49,611
  Ratio of operating expenses to average
    net assets(a)                                1.73%              1.66%(c)               1.71%                1.73%
  Ratio of net investment income/(loss)
    to average net assets                        2.19%                1.68%                1.72%                3.31%
  Portfolio turnover rate                        309%                 244%                 196%                 522%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.86%#(b)            1.83%(d)               1.84%                1.86%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.38
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.50
  Net realized and unrealized gain/(loss)
    on investments                                0.49
  Net increase/(decrease) in net asset
    value from operations                         0.99
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.50)
  Net asset value, end of year                    $9.87
  TOTAL RETURN++                                 10.86%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $27,544
  Ratio of operating expenses to average
    net assets(a)                                 1.75%
  Ratio of net investment income/(loss)
    to average net assets                         5.21%
  Portfolio turnover rate                         183%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.86%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.84% for Class B shares.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.80% for Class B shares.

NATIONS GOVERNMENT SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.73               $10.71                $9.76                $9.84
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.23                 0.18                 0.19                 0.33
  Net realized and unrealized gain/(loss)
    on investments                              (0.30)                0.05                 0.97                (0.07)
  Net increase/(decrease) in net asset
    value from operations                       (0.07)                0.23                 1.16                 0.26
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.23)               (0.21)               (0.21)               (0.34)
  Net asset value, end of year                  $10.43               $10.73               $10.71                $9.76
  TOTAL RETURN++                                (0.66)%               2.19%               11.95%                2.68%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $1,159               $1,472               $3,435               $2,200
  Ratio of operating expenses to average
    net assets(a)                                1.73%              1.66%(c)               1.71%                1.73%
  Ratio of net investment income/(loss)
    to average net assets                        2.19%                1.68%                1.72%                3.31%
  Portfolio turnover rate                        309%                 244%                 196%                 522%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.86%#(b)            1.83%(d)               1.84%                1.86%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.34
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.52
  Net realized and unrealized gain/(loss)
    on investments                                0.48
  Net increase/(decrease) in net asset
    value from operations                         1.00
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.50)
  Net asset value, end of year                    $9.84
  TOTAL RETURN++                                 11.03%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,213
  Ratio of operating expenses to average
    net assets(a)                                 1.75%
  Ratio of net investment income/(loss)
    to average net assets                         5.21%
  Portfolio turnover rate                         183%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.86%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.84% for Class C shares.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(d) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.80% for Class C shares.

NATIONS STRATEGIC INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.25                $9.83                $9.60                $9.88
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.43                 0.42                 0.45                 0.55
  Net realized and unrealized gain/(loss)
    on investments                              (0.18)                0.49                 0.23                (0.26)
  Net increase/(decrease) in net asset
    value from operations                        0.25                 0.91                 0.68                 0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.43)               (0.49)               (0.45)               (0.57)
  Total dividends and distributions             (0.43)               (0.49)               (0.45)               (0.57)
  Net asset value, end of year                  $10.07               $10.25                $9.83                $9.60
  TOTAL RETURN++                                 2.48%                9.42%                7.14%                3.05%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $28,368              $32,481              $32,300              $26,543
  Ratio of operating expenses to average
    net assets                                 1.02%(a)             0.96%(a)             1.03%(a)             1.06%(a)
  Ratio of net investment income/(loss)
    to average net assets                        4.20%                4.15%                4.53%                5.27%
  Portfolio turnover rate                        417%                 411%                 255%                 199%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.08%(a)             1.06%(a)             1.13%(a)             1.16%(a)

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.52
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.63
  Net realized and unrealized gain/(loss)
    on investments                                0.36
  Net increase/(decrease) in net asset
    value from operations                         0.99
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.63)
  Total dividends and distributions              (0.63)
  Net asset value, end of year                    $9.88
  TOTAL RETURN++                                 10.80%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $29,102
  Ratio of operating expenses to average
    net assets                                    0.97%
  Ratio of net investment income/(loss)
    to average net assets                         6.51%
  Portfolio turnover rate                         238%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.09%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS STRATEGIC INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.26                $9.84                $9.61                $9.89
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.35                 0.34                 0.37                 0.48
  Net realized and unrealized gain/(loss)
    on investments                              (0.18)                0.49                 0.23                (0.26)
  Net increase/(decrease) in net asset
    value from operations                        0.17                 0.83                 0.60                 0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.35)               (0.41)               (0.37)               (0.50)
  Total dividends and distributions             (0.35)               (0.41)               (0.37)               (0.50)
  Net asset value, end of year                  $10.08               $10.26                $9.84                $9.61
  TOTAL RETURN++                                 1.72%                8.60%                6.33%                2.28%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $29,068              $34,537              $36,736              $45,960
  Ratio of operating expenses to average
    net assets                                 1.77%(a)             1.71%(a)             1.78%(a)             1.81%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.44%                3.40%                3.78%                4.52%
  Portfolio turnover rate                        417%                 411%                 255%                 199%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.83%(a)             1.81%(a)             1.88%(a)             1.91%(a)

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.52
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.56
  Net realized and unrealized gain/(loss)
    on investments                                0.37
  Net increase/(decrease) in net asset
    value from operations                         0.93
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.56)
  Total dividends and distributions              (0.56)
  Net asset value, end of year                    $9.89
  TOTAL RETURN++                                 10.08%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $50,251
  Ratio of operating expenses to average
    net assets                                    1.72%
  Ratio of net investment income/(loss)
    to average net assets                         5.76%
  Portfolio turnover rate                         238%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.84%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS STRATEGIC INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.25                $9.83                $9.60                $9.88
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.35                 0.34                 0.37                 0.48
  Net realized and unrealized gain/(loss)
    on investments                              (0.18)                0.49                 0.23                (0.26)
  Net increase/(decrease) in net asset
    value from operations                        0.17                 0.83                 0.60                 0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.35)               (0.41)               (0.37)               (0.50)
  Total dividends and distributions             (0.35)               (0.41)               (0.37)               (0.50)
  Net asset value, end of year                  $10.07               $10.25                $9.83                $9.60
  TOTAL RETURN++                                 1.72%                8.61%                6.33%                2.28%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $2,740               $3,681               $3,541               $1,997
  Ratio of operating expenses to average
    net assets                                 1.77%(a)             1.71%(a)             1.78%(a)             1.81%(a)
  Ratio of net investment income/(loss)
    to average net assets                        3.44%                3.40%                3.78%                4.52%
  Portfolio turnover rate                        417%                 411%                 255%                 199%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.83%(a)             1.81%(a)             1.88%(a)             1.91%(a)

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year              $9.52
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.56
  Net realized and unrealized gain/(loss)
    on investments                                0.36
  Net increase/(decrease) in net asset
    value from operations                         0.92
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.56)
  Total dividends and distributions              (0.56)
  Net asset value, end of year                    $9.88
  TOTAL RETURN++                                  9.98%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,527
  Ratio of operating expenses to average
    net assets                                    1.72%
  Ratio of net investment income/(loss)
    to average net assets                         5.76%
  Portfolio turnover rate                         238%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.84%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CALIFORNIA MUNICIPAL BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.85%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,001.25             4.15%            $ 9,920.29      $  557.64
       2           10.25%            $10,501.31             8.47%            $10,331.98      $   86.07
       3           15.76%            $11,026.38            12.97%            $10,760.76      $   89.64
       4           21.55%            $11,577.70            17.66%            $11,207.33      $   93.36
       5           27.63%            $12,156.58            22.55%            $11,672.43      $   97.24
       6           34.01%            $12,764.41            27.63%            $12,156.84      $  101.27
       7           40.71%            $13,402.63            32.93%            $12,661.35      $  105.48
       8           47.75%            $14,072.76            38.44%            $13,186.79      $  109.85
       9           55.13%            $14,776.40            44.19%            $13,734.04      $  114.41
      10           62.89%            $15,515.22            50.17%            $14,304.01      $  119.16
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,990.22
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,779.01
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,474.14

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS CALIFORNIA MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.60%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.40%            $10,340.00      $  162.72
       2           10.25%            $11,025.00             6.92%            $10,691.56      $  168.25
       3           15.76%            $11,576.25            10.55%            $11,055.07      $  173.97
       4           21.55%            $12,155.06            14.31%            $11,430.95      $  179.89
       5           27.63%            $12,762.82            18.20%            $11,819.60      $  186.00
       6           34.01%            $13,400.96            22.21%            $12,221.46      $  192.33
       7           40.71%            $14,071.00            26.37%            $12,636.99      $  198.87
       8           47.75%            $14,774.55            30.67%            $13,066.65      $  205.63
       9           55.13%            $15,513.28            36.01%            $13,601.08      $  121.34
      10           62.89%            $16,288.95            41.57%            $14,157.36      $  126.30
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,157.36
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,715.30

NATIONS CALIFORNIA MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.60%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.40%            $10,340.00      $  162.72
       2           10.25%            $11,025.00             6.92%            $10,691.56      $  168.25
       3           15.76%            $11,576.25            10.55%            $11,055.07      $  173.97
       4           21.55%            $12,155.06            14.31%            $11,430.95      $  179.89
       5           27.63%            $12,762.82            18.20%            $11,819.60      $  186.00
       6           34.01%            $13,400.96            22.21%            $12,221.46      $  192.33
       7           40.71%            $14,071.00            26.37%            $12,636.99      $  198.87
       8           47.75%            $14,774.55            30.67%            $13,066.65      $  205.63
       9           55.13%            $15,513.28            35.11%            $13,510.92      $  212.62
      10           62.89%            $16,288.95            39.70%            $13,970.29      $  219.85
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,970.29
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,900.13

NATIONS FLORIDA MUNICIPAL BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.85%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,001.25              4.15%            $ 9,920.29      $  557.64
       2           10.25%            $10,501.31              8.47%            $10,331.98      $   86.07
       3           15.76%            $11,026.38             12.97%            $10,760.76      $   89.64
       4           21.55%            $11,577.70             17.66%            $11,207.33      $   93.36
       5           27.63%            $12,156.58             22.55%            $11,672.43      $   97.24
       6           34.01%            $12,764.41             27.63%            $12,156.84      $  101.27
       7           40.71%            $13,402.63             32.93%            $12,661.35      $  105.48
       8           47.75%            $14,072.76             38.44%            $13,186.79      $  109.85
       9           55.13%            $14,776.40             44.19%            $13,734.04      $  114.41
      10           62.89%            $15,515.22             50.17%            $14,304.01      $  119.16
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,990.22
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,779.01
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,474.14

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS FLORIDA MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.60%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.40%            $10,340.00      $  162.72
       2           10.25%            $11,025.00              6.92%            $10,691.56      $  168.25
       3           15.76%            $11,576.25             10.55%            $11,055.07      $  173.97
       4           21.55%            $12,155.06             14.31%            $11,430.95      $  179.89
       5           27.63%            $12,762.82             18.20%            $11,819.60      $  186.00
       6           34.01%            $13,400.96             22.21%            $12,221.46      $  192.33
       7           40.71%            $14,071.00             26.37%            $12,636.99      $  198.87
       8           47.75%            $14,774.55             30.67%            $13,066.65      $  205.63
       9           55.13%            $15,513.28             35.87%            $13,586.70      $  135.93
      10           62.89%            $16,288.95             41.27%            $14,127.46      $  141.34
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,127.46
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,744.94

NATIONS FLORIDA MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.60%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.40%            $10,340.00      $  162.72
       2           10.25%            $11,025.00              6.92%            $10,691.56      $  168.25
       3           15.76%            $11,576.25             10.55%            $11,055.07      $  173.97
       4           21.55%            $12,155.06             14.31%            $11,430.95      $  179.89
       5           27.63%            $12,762.82             18.20%            $11,819.60      $  186.00
       6           34.01%            $13,400.96             22.21%            $12,221.46      $  192.33
       7           40.71%            $14,071.00             26.37%            $12,636.99      $  198.87
       8           47.75%            $14,774.55             30.67%            $13,066.65      $  205.63
       9           55.13%            $15,513.28             35.11%            $13,510.92      $  212.62
      10           62.89%            $16,288.95             39.70%            $13,970.29      $  219.85
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,970.29
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,900.13

NATIONS KANSAS MUNICIPAL INCOME FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.85%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75              4.15%            $10,076.51      $  408.94
       2           10.25%            $10,666.69              8.47%            $10,494.69      $   87.43
       3           15.76%            $11,200.02             12.97%            $10,930.22      $   91.06
       4           21.55%            $11,760.02             17.66%            $11,383.82      $   94.83
       5           27.63%            $12,348.02             22.55%            $11,856.25      $   98.77
       6           34.01%            $12,965.43             27.63%            $12,348.28      $  102.87
       7           40.71%            $13,613.70             32.93%            $12,860.74      $  107.14
       8           47.75%            $14,294.38             38.44%            $13,394.46      $  111.58
       9           55.13%            $15,009.10             44.19%            $13,950.33      $  116.22
      10           62.89%            $15,759.56             50.17%            $14,529.27      $  121.04
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,854.27
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,339.88

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS KANSAS MUNICIPAL INCOME FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.60%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.40%            $10,340.00      $  162.72
       2           10.25%            $11,025.00              6.92%            $10,691.56      $  168.25
       3           15.76%            $11,576.25             10.55%            $11,055.07      $  173.97
       4           21.55%            $12,155.06             14.31%            $11,430.95      $  179.89
       5           27.63%            $12,762.82             18.20%            $11,819.60      $  186.00
       6           34.01%            $13,400.96             22.21%            $12,221.46      $  192.33
       7           40.71%            $14,071.00             26.37%            $12,636.99      $  198.87
       8           47.75%            $14,774.55             30.67%            $13,066.65      $  205.63
       9           55.13%            $15,513.28             35.76%            $13,576.25      $  146.54
      10           62.89%            $16,288.95             41.06%            $14,105.72      $  152.25
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,105.72
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,766.45

NATIONS KANSAS MUNICIPAL INCOME FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.60%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.40%            $10,340.00      $  162.72
       2           10.25%            $11,025.00              6.92%            $10,691.56      $  168.25
       3           15.76%            $11,576.25             10.55%            $11,055.07      $  173.97
       4           21.55%            $12,155.06             14.31%            $11,430.95      $  179.89
       5           27.63%            $12,762.82             18.20%            $11,819.60      $  186.00
       6           34.01%            $13,400.96             22.21%            $12,221.46      $  192.33
       7           40.71%            $14,071.00             26.37%            $12,636.99      $  198.87
       8           47.75%            $14,774.55             30.67%            $13,066.65      $  205.63
       9           55.13%            $15,513.28             35.11%            $13,510.92      $  212.62
      10           62.89%            $16,288.95             39.70%            $13,970.29      $  219.85
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,970.29
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,900.13

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.75%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75              4.25%            $10,086.19      $  399.10
       2           10.25%            $10,666.69              8.68%            $10,514.85      $   77.25
       3           15.76%            $11,200.02             13.30%            $10,961.73      $   80.54
       4           21.55%            $11,760.02             18.11%            $11,427.61      $   83.96
       5           27.63%            $12,348.02             23.13%            $11,913.28      $   87.53
       6           34.01%            $12,965.43             28.37%            $12,419.59      $   91.25
       7           40.71%            $13,613.70             33.82%            $12,947.43      $   95.13
       8           47.75%            $14,294.38             39.51%            $13,497.69      $   99.17
       9           55.13%            $15,009.10             45.44%            $14,071.34      $  103.38
      10           62.89%            $15,759.56             51.62%            $14,669.37      $  107.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,994.37
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,225.09

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             36.75%            $13,675.06      $  154.35
      10           62.89%            $16,288.95             42.02%            $14,201.55      $  160.29
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,201.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,696.15

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             36.29%            $13,628.97      $  200.98
      10           62.89%            $16,288.95             41.06%            $14,105.99      $  208.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,105.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,790.50

NATIONS INTERMEDIATE MUNICIPAL BOND FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.75%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75              4.25%            $10,086.19      $  399.10
       2           10.25%            $10,666.69              8.68%            $10,514.85      $   77.25
       3           15.76%            $11,200.02             13.30%            $10,961.73      $   80.54
       4           21.55%            $11,760.02             18.11%            $11,427.61      $   83.96
       5           27.63%            $12,348.02             23.13%            $11,913.28      $   87.53
       6           34.01%            $12,965.43             28.37%            $12,419.59      $   91.25
       7           40.71%            $13,613.70             33.82%            $12,947.43      $   95.13
       8           47.75%            $14,294.38             39.51%            $13,497.69      $   99.17
       9           55.13%            $15,009.10             45.44%            $14,071.34      $  103.38
      10           62.89%            $15,759.56             51.62%            $14,669.37      $  107.78
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,994.37
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,225.09

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS INTERMEDIATE MUNICIPAL BOND FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             37.21%            $13,721.15      $  107.56
      10           62.89%            $16,288.95             42.97%            $14,297.44      $  112.07
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,297.44
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,601.15

NATIONS INTERMEDIATE MUNICIPAL BOND FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.50%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.50%            $10,350.00      $  152.63
       2           10.25%            $11,025.00              7.12%            $10,712.25      $  157.97
       3           15.76%            $11,576.25             10.87%            $11,087.18      $  163.50
       4           21.55%            $12,155.06             14.75%            $11,475.23      $  169.22
       5           27.63%            $12,762.82             18.77%            $11,876.86      $  175.14
       6           34.01%            $13,400.96             22.93%            $12,292.55      $  181.27
       7           40.71%            $14,071.00             27.23%            $12,722.79      $  187.62
       8           47.75%            $14,774.55             31.68%            $13,168.09      $  194.18
       9           55.13%            $15,513.28             36.29%            $13,628.97      $  200.98
      10           62.89%            $16,288.95             41.06%            $14,105.99      $  208.01
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,105.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,790.50

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.80%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,395.00              4.20%            $10,315.80      $  180.86
       2           10.25%            $10,914.75              8.58%            $10,749.06      $   84.26
       3           15.76%            $11,460.49             13.14%            $11,200.52      $   87.80
       4           21.55%            $12,033.51             17.89%            $11,670.95      $   91.49
       5           27.63%            $12,635.19             22.84%            $12,161.13      $   95.33
       6           34.01%            $13,266.95             28.00%            $12,671.89      $   99.33
       7           40.71%            $13,930.29             33.37%            $13,204.11      $  103.50
       8           47.75%            $14,626.81             38.98%            $13,758.69      $  107.85
       9           55.13%            $15,358.15             44.81%            $14,336.55      $  112.38
      10           62.89%            $16,126.06             50.90%            $14,938.69      $  117.10
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,226.06
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,038.69
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,079.90

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.55%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.45%            $10,345.00      $  157.67
       2           10.25%            $11,025.00              7.02%            $10,701.90      $  163.11
       3           15.76%            $11,576.25             10.71%            $11,071.12      $  168.74
       4           21.55%            $12,155.06             14.53%            $11,453.07      $  174.56
       5           27.63%            $12,762.82             18.48%            $11,848.20      $  180.58
       6           34.01%            $13,400.96             22.57%            $12,256.97      $  186.82
       7           40.71%            $14,071.00             26.80%            $12,679.83      $  193.26
       8           47.75%            $14,774.55             31.17%            $13,117.29      $  199.93
       9           55.13%            $15,513.28             36.68%            $13,668.21      $  107.14
      10           62.89%            $16,288.95             42.42%            $14,242.28      $  111.64
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,242.28
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,643.46

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.55%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.45%            $10,345.00      $  157.67
       2           10.25%            $11,025.00              7.02%            $10,701.90      $  163.11
       3           15.76%            $11,576.25             10.71%            $11,071.12      $  168.74
       4           21.55%            $12,155.06             14.53%            $11,453.07      $  174.56
       5           27.63%            $12,762.82             18.48%            $11,848.20      $  180.58
       6           34.01%            $13,400.96             22.57%            $12,256.97      $  186.82
       7           40.71%            $14,071.00             26.80%            $12,679.83      $  193.26
       8           47.75%            $14,774.55             31.17%            $13,117.29      $  199.93
       9           55.13%            $15,513.28             35.70%            $13,569.83      $  206.83
      10           62.89%            $16,288.95             40.38%            $14,037.99      $  213.96
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,037.99
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,845.46

NATIONS GOVERNMENT SECURITIES FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.95%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,001.25              4.05%            $ 9,910.76      $  567.32
       2           10.25%            $10,501.31              8.26%            $10,312.15      $   96.06
       3           15.76%            $11,026.38             12.65%            $10,729.79      $   99.95
       4           21.55%            $11,577.70             17.21%            $11,164.35      $  104.00
       5           27.63%            $12,156.58             21.96%            $11,616.50      $  108.21
       6           34.01%            $12,764.41             26.90%            $12,086.97      $  112.59
       7           40.71%            $13,402.63             32.04%            $12,576.49      $  117.15
       8           47.75%            $14,072.76             37.38%            $13,085.84      $  121.90
       9           55.13%            $14,776.40             42.95%            $13,615.82      $  126.83
      10           62.89%            $15,515.22             48.74%            $14,167.26      $  131.97
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,990.22
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,642.26
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,585.98

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS GOVERNMENT SECURITIES FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.70%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.30%            $10,330.00      $  172.81
       2           10.25%            $11,025.00              6.71%            $10,670.89      $  178.51
       3           15.76%            $11,576.25             10.23%            $11,023.03      $  184.40
       4           21.55%            $12,155.06             13.87%            $11,386.79      $  190.48
       5           27.63%            $12,762.82             17.63%            $11,762.55      $  196.77
       6           34.01%            $13,400.96             21.51%            $12,150.72      $  203.26
       7           40.71%            $14,071.00             25.52%            $12,551.69      $  209.97
       8           47.75%            $14,774.55             29.66%            $12,965.90      $  216.90
       9           55.13%            $15,513.28             34.91%            $13,491.02      $  125.67
      10           62.89%            $16,288.95             40.37%            $14,037.40      $  130.76
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,037.40
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,809.53

NATIONS GOVERNMENT SECURITIES FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.70%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.30%            $10,330.00      $  172.81
       2           10.25%            $11,025.00              6.71%            $10,670.89      $  178.51
       3           15.76%            $11,576.25             10.23%            $11,023.03      $  184.40
       4           21.55%            $12,155.06             13.87%            $11,386.79      $  190.48
       5           27.63%            $12,762.82             17.63%            $11,762.55      $  196.77
       6           34.01%            $13,400.96             21.51%            $12,150.72      $  203.26
       7           40.71%            $14,071.00             25.52%            $12,551.69      $  209.97
       8           47.75%            $14,774.55             29.66%            $12,965.90      $  216.90
       9           55.13%            $15,513.28             33.94%            $13,393.77      $  224.06
      10           62.89%            $16,288.95             38.36%            $13,835.77      $  231.45
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,835.77
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,008.60

NATIONS STRATEGIC INCOME FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.01%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,001.25              3.99%            $ 9,905.05      $  573.12
       2           10.25%            $10,501.31              8.14%            $10,300.26      $  102.04
       3           15.76%            $11,026.38             12.45%            $10,711.24      $  106.11
       4           21.55%            $11,577.70             16.94%            $11,138.62      $  110.34
       5           27.63%            $12,156.58             21.61%            $11,583.05      $  114.74
       6           34.01%            $12,764.41             26.46%            $12,045.21      $  119.32
       7           40.71%            $13,402.63             31.50%            $12,525.82      $  124.08
       8           47.75%            $14,072.76             36.75%            $13,025.60      $  129.03
       9           55.13%            $14,776.40             42.21%            $13,545.32      $  134.18
      10           62.89%            $15,515.22             47.88%            $14,085.78      $  139.54
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,990.22
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,560.78
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,652.51

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS STRATEGIC INCOME FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.76%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.24%            $10,324.00      $  178.85
       2           10.25%            $11,025.00              6.58%            $10,658.50      $  184.65
       3           15.76%            $11,576.25             10.04%            $11,003.83      $  190.63
       4           21.55%            $12,155.06             13.60%            $11,360.36      $  196.80
       5           27.63%            $12,762.82             17.28%            $11,728.43      $  203.18
       6           34.01%            $13,400.96             21.08%            $12,108.43      $  209.76
       7           40.71%            $14,071.00             25.01%            $12,500.75      $  216.56
       8           47.75%            $14,774.55             29.06%            $12,905.77      $  223.58
       9           55.13%            $15,513.28             34.21%            $13,420.71      $  132.95
      10           62.89%            $16,288.95             39.56%            $13,956.20      $  138.25
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,956.20
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,875.22

NATIONS STRATEGIC INCOME FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.76%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.24%            $10,324.00      $  178.85
       2           10.25%            $11,025.00              6.58%            $10,658.50      $  184.65
       3           15.76%            $11,576.25             10.04%            $11,003.83      $  190.63
       4           21.55%            $12,155.06             13.60%            $11,360.36      $  196.80
       5           27.63%            $12,762.82             17.28%            $11,728.43      $  203.18
       6           34.01%            $13,400.96             21.08%            $12,108.43      $  209.76
       7           40.71%            $14,071.00             25.01%            $12,500.75      $  216.56
       8           47.75%            $14,774.55             29.06%            $12,905.77      $  223.58
       9           55.13%            $15,513.28             33.24%            $13,323.92      $  230.82
      10           62.89%            $16,288.95             37.56%            $13,755.61      $  238.30
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,755.61
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,073.14

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).


CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Funds State Municipal Bond Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.345.6611

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
MERGERPROIX-0805


                                                            (NATIONS FUNDS LOGO)

                Nations Marsico Funds
                ----------------------------------------------------------------
                Prospectus -- Class A, B and C Shares
                August 1, 2005
(NATIONS FUNDS LOGO)

NATIONS MARSICO GROWTH FUND
NATIONS MARSICO FOCUSED EQUITIES FUND
NATIONS MARSICO 21ST CENTURY FUND
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 76.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Funds Stock Funds -- Nations Marsico Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS


Nations Marsico Funds invest primarily in equity securities. Nations Marsico Focused Equities Fund and Nations Marsico Growth Fund invest primarily in securities of large capitalization U.S. companies. Nations Marsico 21st Century Fund invests primarily in securities of U.S. or foreign companies of any size. Nations Marsico International Opportunities Fund invests primarily in equity securities of companies outside the U.S.

The Funds have different risk/return characteristics because they invest in different kinds of securities and have varying investment strategies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. There's always a risk that you'll lose money or that you may not earn as much as you expect.

Foreign securities have the potential to provide you with higher returns than many other kinds of investments, but they also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest. There's always the risk that you'll lose money or you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU


Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations Marsico Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities or foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION


If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. THE ADVISER AND NATIONS FUNDS HAVE ENGAGED A SUB-ADVISER, WHICH IS RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR EACH OF THE FUNDS.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE SUB-ADVISER STARTING ON PAGE 30.

--------------------------------------------------------------------------------


NATIONS MARSICO GROWTH FUND                                      4
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MARSICO FOCUSED EQUITIES FUND                           10
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MARSICO 21ST CENTURY FUND                               16
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND                22
Sub-adviser: Marsico Capital Management, LLC
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     28
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       30

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        33
     About Class A shares                                       34
        Front-end sales charge                                  34
        Contingent deferred sales charge                        35
     About Class B shares                                       36
        Contingent deferred sales charge                        36
     About Class C shares                                       37
        Contingent deferred sales charge                        37
     Redemption fees                                            38
     When you might not have to pay a sales charge
        or redemption fee                                       38
  Buying, selling and exchanging shares                         45
     How orders are processed                                   50
  How selling and servicing agents are paid                     56
  Distributions and taxes                                       58
  Legal matters                                                 61
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            62
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            69
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   76
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS MARSICO GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 31.

WHY INVEST IN A GROWTH FUND?

GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio invests primarily in equity securities of large capitalization companies with a market capitalization of $4 billion or more that are selected for their growth potential. It generally holds a core position of between 35 and 50 common stocks. It may hold up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Growth Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO MAY 10, 2002, THE FUND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----
               38.62%   52.11%   -15.47%  -19.76%  -15.29%  28.65%   15.39%



               *Year-to-date return as of June 30, 2005: -1.80%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           35.19%
         WORST: 3RD QUARTER 2001:         -17.33%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES              8.75%   -4.27%     7.83%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  8.75%   -4.32%     7.77%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          5.69%   -3.61%     6.82%



         CLASS B SHARES RETURNS BEFORE TAXES              9.50%   -4.24%     7.97%



         CLASS C SHARES RETURNS BEFORE TAXES             13.48%   -3.85%     7.99%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%     4.77%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS DECEMBER 31, 1997. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STAGE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A     Class B     Class C
         (Fees paid directly from your investment)    Shares      Shares      Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%        N/A         N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)      5.00%(2)    1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the
         Fund's assets)(5)



         Management fees(6)                           0.91%       0.91%       0.91%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%       1.00%       1.00%



         Other expenses                               0.20%       0.20%       0.20%
                                                       -------     -------     -------



         Total annual Fund operating expenses         1.36%       2.11%       2.11%
                                                       =======     =======     =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.69% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $696     $952     $1,227     $2,010



         CLASS B SHARES                          $704     $930     $1,283     $2,144



         CLASS C SHARES                          $304     $630     $1,083     $2,338

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $204     $630     $1,083     $2,144



         CLASS C SHARES                          $204     $630     $1,083     $2,338

NATIONS MARSICO FOCUSED EQUITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 31.

WHAT IS A FOCUSED FUND?

A FOCUSED FUND INVESTS IN A SMALL NUMBER OF COMPANIES. THIS FUND FOCUSES ON LARGE, ESTABLISHED AND WELL-KNOWN U.S. COMPANIES.

BECAUSE A FOCUSED FUND HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS, IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT MAY EARN RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico Focused Equities Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities. The investments will mostly consist of equity securities of large capitalization companies with a market capitalization of $4 billion or more. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks that are selected for their long-term growth potential. It may invest up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.


--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico Focused Equities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - HOLDING FEWER INVESTMENTS -- The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----
               50.14%   52.85%   -17.32%  -19.11%  -15.73%  31.34%   10.67%



               *Year-to-date return as of June 30, 2005: -1.41%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           33.11%
         WORST: 1ST QUARTER 2001:         -17.82%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investments and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES              4.29%   -5.04%     8.52%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  4.29%   -5.06%     8.42%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          2.79%   -4.22%     7.41%



         CLASS B SHARES RETURNS BEFORE TAXES              4.81%   -5.01%     8.68%



         CLASS C SHARES RETURNS BEFORE TAXES              8.84%   -4.62%     8.73%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%     4.77%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS DECEMBER 31, 1997. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STAGE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%      N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                   N/A(1)         5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                           0.88%        0.88%        0.88%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.20%        0.20%        0.20%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.33%        2.08%        2.08%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.66% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $693     $943     $1,212     $1,978



         CLASS B SHARES                          $701     $921     $1,268     $2,113



         CLASS C SHARES                          $301     $621     $1,068     $2,306

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $201     $621     $1,068     $2,113



         CLASS C SHARES                          $201     $621     $1,068     $2,306

NATIONS MARSICO 21ST CENTURY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOME-TIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGE 31.

WHAT IS A MULTI-CAP FUND?

A MULTI-CAP FUND INVESTS IN COMPANIES ACROSS THE CAPITALIZATION SPECTRUM -- SMALL, MID AND LARGE COMPANIES. AS A MULTI-CAP FUND, THIS FUND MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico 21st Century Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size and will generally hold a core position of between 35 and 50 common stocks. The Master Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Master Portfolio may invest without limit in foreign securities.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico 21st Century Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO FEBRUARY 1, 2003, THE FUND HAD A DIFFERENT PORTFOLIO MANAGER.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -18.64%  -9.80%   48.56%   21.94%



               *Year-to-date return as of June 30, 2005: -4.94%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           22.13%
         WORST: 3RD QUARTER 2001:         -18.96%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies ranked by market capitalization. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                     14.89%    1.42%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     14.89%    1.42%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                                9.68%    1.21%



         CLASS B SHARES RETURNS BEFORE TAXES                     16.02%    1.52%



         CLASS C SHARES RETURNS BEFORE TAXES                     20.02%    1.92%



         RUSSELL 3000 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                    11.95%   -2.04%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS APRIL 10, 2000. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STAGE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%      N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                   N/A(1)         5.00%(2)     1.00%(3)



         ANNUAL FUND OPERATING EXPENSES(4)
         (Expenses that are deducted from the Fund's assets)(5)



         Management fees(6)                           0.97%        0.97%        0.97%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%



         Other expenses                               0.17%        0.17%        0.17%
                                                       -------      -------      -------



         Total annual Fund operating expenses         1.39%        2.14%        2.14%
                                                       =======      =======      =======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (6)The Fund pays an investment advisory fee of 0.75% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $708     $990     $1,292     $2,148



         CLASS B SHARES                          $717     $970     $1,349     $2,282



         CLASS C SHARES                          $317     $670     $1,149     $2,472

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $217     $670     $1,149     $2,282



         CLASS C SHARES                          $217     $670     $1,149     $2,472

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GENDELMAN ON PAGES 31-32.

WHAT IS AN INTERNATIONAL FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Nations Marsico International
                   Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has
                   the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.


--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico International Opportunities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - FUTURES RISK -- The Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Master Portfolio's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -14.74%  -7.77%   40.24%   16.76%



               *Year-to-date return as of June 30, 2005: -3.54%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           20.20%
         WORST: 3RD QUARTER 2001:         -18.23%

--------------------------------------------------------------------------------

THE FUND'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, TAXES, FEES, BROKERAGE COMMISSIONS OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Fund, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Fund. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                      10.09%    2.92%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS       9.46%    2.74%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                     6.61%    2.40%



         CLASS B SHARES RETURNS BEFORE TAXES                      10.88%    3.13%



         CLASS C SHARES RETURNS BEFORE TAXES                      14.88%    3.53%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                     20.25%    0.62%

      *THE INCEPTION DATE OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       IS AUGUST 1, 2000. THE RETURN FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STAGE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price             5.75%      N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)    5.00%(2)  1.00%(3)



         Redemption fee (as a percentage of total
         redemption proceeds)(4)                         2.00%     2.00%     2.00%






         ANNUAL FUND OPERATING EXPENSES(5)
         (Expenses that are deducted from the Fund's assets)(6)



         Management fees(7)                              1.02%     1.02%     1.02%



         Distribution (12b-1) and shareholder
         servicing fees                                  0.25%     1.00%     1.00%



         Other expenses                                  0.10%     0.10%     0.10%
                                                          -----     -----     -----



         Total annual Fund operating expenses(8)         1.37%     2.12%     2.12%

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      (5)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (6)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (7)The Fund pays an investment advisory fee of 0.80% and an administration fee of 0.22%.

      (8)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.75%, 2.50% and 2.50%, respectively, for Class A, Class B and Class C shares until July 31, 2006. There is no guarantee that these limitations will continue after July 31, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $706     $984     $1,282     $2,127



         CLASS B SHARES                          $715     $964     $1,339     $2,261



         CLASS C SHARES                          $315     $664     $1,139     $2,452

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $215    $664      $1,139     $2,261



         CLASS C SHARES                          $215    $664      $1,139     $2,452

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Master Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Master Portfolios may invest their assets in Nations Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Master Portfolios for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Master Portfolios.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Master Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Master Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Master Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Master Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for the Master Portfolios in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Stock Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser uses part of this money to pay the investment sub-adviser for the services it provides to the Funds.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS MARSICO GROWTH FUND(1)                              0.75%        0.72%



  NATIONS MARSICO FOCUSED EQUITIES FUND(1)                    0.75%        0.72%



  NATIONS MARSICO 21ST CENTURY FUND(1)                        0.75%        0.75%



  NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND(1)         0.80%        0.80%

(1)These Funds don't have their own investment adviser because they invest in Nations Marsico Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio, Nations Marsico 21st Century Master Portfolio, and Nations Marsico International Opportunities Master Portfolio, respectively. The Adviser is the investment adviser to the Master Portfolios.

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser engage one or more investment sub-advisers for the Master Portfolios to make day-to-day investment decisions for the Master Portfolio. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Master Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Master Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Master Portfolios have applied for relief from the SEC to permit the Master Portfolios to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Master Portfolios obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Nations Funds and the Adviser have engaged the following investment sub-adviser to provide day-to-day portfolio management for the Funds. This sub-adviser functions under the supervision of the Adviser and the Board of Nations Funds.

Information about the sub-adviser and the portfolio managers of the sub-adviser that are responsible for the day-to-day investment decisions for the Funds is provided below. The SAI provides additional information about the compensation of these portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

--------------------------------------------------------------------------------

MARSICO CAPITAL MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America in January 2001. Marsico Capital provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

Marsico Capital is the investment sub-adviser to:

  - Nations Marsico Growth Master Portfolio

  - Nations Marsico Focused Equities Master Portfolio

  - Nations Marsico 21st Century Master Portfolio

  - Nations Marsico International Opportunities Master Portfolio

THOMAS F. MARSICO, is the Chief Investment Officer of Marsico Capital, and manages the investment program of Nations Marsico Focused Equities Master Portfolio and Nations Marsico Growth Master Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital in 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

CORYDON J. GILCHRIST, CFA, is the portfolio manager of Nations Marsico 21st Century Master Portfolio and Nations Marsico MidCap Growth Fund. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he was on a committee that managed several international equity funds.

He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.

JAMES G. GENDELMAN, is the portfolio manager of Nations Marsico International Opportunities Master Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISERS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, Inc. a fee of 0.22% for its services, plus certain out-of-pocket expenses.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC SHARE GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

--------------------------------------------------------------------------------

Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below compares the charges and fees and other features of the share classes.

                                    CLASS A              CLASS B              CLASS C
                                     SHARES               SHARES               SHARES
 MAXIMUM AMOUNT
 YOU CAN BUY                        NO LIMIT             $50,000             $1 MILLION



 MAXIMUM FRONT-END
 SALES CHARGE                        5.75%                 NONE                 NONE



 MAXIMUM DEFERRED
 SALES CHARGE                       NONE(1)              5.00%(2)             1.00%(3)



 REDEMPTION FEE(4)                   2.00%                2.00%                2.00%



 MAXIMUM ANNUAL                0.25% DISTRIBUTION   0.75% DISTRIBUTION   0.75% DISTRIBUTION
 DISTRIBUTION AND               (12B-1)/SERVICE      (12B-1) FEE AND      (12B-1) FEE AND
 SHAREHOLDER                          FEE           0.25% SERVICE FEE    0.25% SERVICE FEE
 SERVICING FEES



 CONVERSION FEATURE                   NONE                 YES                  NONE


--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.

--------------------------------------------------------------------------------


(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(4)The redemption fee may apply to shares of Nations Marsico International Opportunities Fund purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

--------------------------------------------------------------------------------




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made.

Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Investor B or Class C shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARES GRAPHIC) ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE

      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- FRONT END SALES CHARGES

        - you received shares from reinvested distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                      SALES CHARGE(1)    AMOUNT RETAINED
                                    SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                     AS A % OF THE      NET AMOUNT        AS A % OF THE
         AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED        OFFERING PRICE
         $0 - $49,999                    5.75%             6.10%              5.00%



         $50,000 - $99,999               4.50%             4.71%              3.75%



         $100,000 - $249,999             3.50%             3.63%              2.75%



         $250,000 - $499,999             2.50%             2.56%              2.00%



         $500,000 - $999,999             2.00%             2.04%              1.75%



         $1,000,000 OR MORE              0.00%             0.00%              1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      Your selling agent receives a cumulative commission from the Distributor when you purchase $1 million or more of Class A shares, as follows:

         $0 - $2,999,999                                               1.00%



         $3 MILLION - $49,999,999                                      0.50%



         $50 MILLION OR MORE                                           0.25%

      The commission to selling agents for Class A share purchases of $50 million or more is paid beginning in the 13th month but only to the extent the shares remain outstanding. For certain group retirement plans, selling agents will receive a 1% finder's fee from $0-$3 million.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.
--------------------------------------------------------------------------------



(B SHARES GRAPHIC) ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Nations Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.


         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                            YOU'LL PAY A CDSC OF:
         ----------------------------------------------------------------------------------------
                                                    SHARES
                                                  YOU BOUGHT       SHARES YOU BOUGHT BETWEEN
                                                    AFTER           8/1/1998 AND 11/15/1998
                                                  11/15/1998       IN THE FOLLOWING AMOUNTS:
                                                  ----------   ----------------------------------
                                                                 $0 -     $250,000 -   $500,000 -
                                                               $249,999    $499,999     $999,999
         THE FIRST YEAR YOU OWN THEM                 5.0%        5.0%        3.0%         2.0%



         THE SECOND YEAR YOU OWN THEM                4.0%        4.0%        2.0%         1.0%



         THE THIRD YEAR YOU OWN THEM                 3.0%        3.0%        1.0%         NONE



         THE FOURTH YEAR YOU OWN THEM                3.0%        3.0%        NONE         NONE



         THE FIFTH YEAR YOU OWN THEM                 2.0%        2.0%        NONE         NONE



         THE SIXTH YEAR YOU OWN THEM                 1.0%        1.0%        NONE         NONE



         AFTER SIX YEARS OF OWNING THEM              NONE        NONE        NONE         NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Class A shares according to the following schedule:

                                                                 WILL CONVERT TO CLASS A SHARES
         CLASS B SHARES YOU BOUGHT                                 AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                           EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
           $0 - $249,999                                                   NINE YEARS
           $250,000 - $499,999                                              SIX YEARS
           $500,000 - $999,999                                             FIVE YEARS



         BEFORE AUGUST 1, 1997                                             NINE YEARS

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Nations Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.

(C SHARES GRAPHIC) ABOUT CLASS C SHARES

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases over $1 million may be rejected.

      CONTINGENT DEFERRED SALES CHARGE

      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      REDEMPTION FEES



      (Class A, Class B and Class C shares)

      Nations Marsico International Opportunities Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
      Fund) within 60 days of their purchase. The redemption fee is paid to the Fund from which you are redeeming shares (including redemptions by exchange).

      The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

      The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification. We'll redeem any shares that are eligible for a waiver first. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- REDEMPTION FEES. For a discussion of the effects of market timing please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES AND REDEMPTION FEES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE



      You may be eligible for a waived or reduced front-end sales charge, (often referred to as "breakpoint discounts") or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and at www.nationsfunds.com and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

      The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Nations Funds.

      The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Nations Fund family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES



      (Class A shares)

      There are two ways you can lower the front-end sales charge you pay on Class A shares:

         - RIGHTS OF ACCUMULATION
          The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

         - STATEMENT OF INTENT
          You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
          The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - Individual accounts

           - Joint accounts

           - Certain IRA accounts

           - Certain trusts

           - UTMA/UGMA accounts

            For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Nations Fund shares. The value of your investment in a Nations Money Market Fund held in an eligible account may be aggregated with your investments in other funds in the Nations Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Nations Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.nationsfunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Nations Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

        - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Class A shares of Nations Funds (except Money Market Funds), or

          - sign a letter of intent to buy at least $500,000 of Class A shares of Nations Funds (except Money Market Funds), or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Class A, Class B and Class C shares)

      You won't pay a CDSC on the following transactions:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Nations Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

      REDEMPTION FEES



      (Class A, Class B and Class C shares)

      You won't pay an otherwise applicable redemption fee on the following categories of transactions:

        - shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

        - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Nations Funds does not have access to information about the individual participant account activity, except where Nations Funds has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts

        - shares sold by certain investment funds (e.g. Nations LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for market timing. The Adviser or its affiliates may manage certain of the approved investment funds

        - shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for market timing

        - shares sold by accounts where Nations Funds has received information reasonably satisfactory to the Adviser indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders

        - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser

        - shares that were purchased by reinvested dividends

        - shares that are redeemed or exchanged through Nations Funds' Automatic Withdrawal Plan or Automatic Exchange Feature or similar affiliated or unaffiliated automated plans

        - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

      Nations Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

      Certain financial institutions or intermediaries may not assess redemption fees on certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). Conversely, certain financial institutions or intermediaries may assess redemption fees on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial institution or intermediary. Nations Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Nations Funds' ability to assess redemption fees or apply waivers is generally limited by the policies of these financial institutions and intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial institutions and intermediaries that maintain accounts. You should check with your financial institution or intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time periods.

      Nations Funds reserves the right to impose the redemption fee in the future if it determines that a financial institution or intermediary that previously did not or was not able to assess the redemption fee on underlying shareholders has developed the policy or capability to assess the fee on some or all of its underlying shareholders, however, Nations Funds may determine not to impose the redemption fee under certain circumstances. From time to time, as circumstances change, Nations Funds may modify or eliminate certain exemption categories without advance notice to shareholders.

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                  Ways to buy, sell or
                        exchange          How much you can buy, sell or exchange              Other things to know
                  --------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum           minimum initial investment:                There is no limit to the amount you can
                                          - $1,000 for regular accounts              invest in Class A. You can invest up to
                                          - $25 for traditional and Roth IRAs,       $50,000 in Class B shares. Class C
                                            and Coverdell Education Savings          share purchases are limited to $1
                                            Accounts                                 million.
                                          - no minimum for certain fee-based
                                            accounts and certain retirement
                                              plan accounts like 401(k) plans and
                                            SEP accounts, but other restrictions
                                            apply
                                          minimum additional investment:
                                          - $25 for traditional and Roth IRAs,
                                          and Coverdell Education Savings
                                            Accounts
                                          - $50 for all other accounts

                  Using our Systematic    minimum initial investment:                You can buy shares any day of the month
                  Investment Plan         - $50                                      on a monthly, quarterly, or semi-annual
                                          minimum additional investment:             schedule.
                                          - $50

Selling shares    In a lump sum           - shares sold by telephone are limited     A Fund will generally send proceeds
                                          up to $100,000 in a 30-day period          from the sale to you within seven days
                                          - other restrictions may apply to          (usually on the next business day after
                                            withdrawals from retirement plan         your request is received in "good
                                            accounts                                 form"). However, if you purchased your
                                                                                     shares by check, a Fund may delay
                                                                                     sending the proceeds from the sale of
                                                                                     your shares for up to 15 days after
                                                                                     your purchase to protect against checks
                                                                                     that are returned.

                                                                                     Nations Marsico International
                                                                                     Opportunities Fund assesses, subject to
                                                                                     limited exceptions, a 2.00% redemption
                                                                                     fee on the proceeds of Fund shares that
                                                                                     are redeemed (either by selling shares
                                                                                     or exchanging into another Fund) within
                                                                                     60 days of their purchase. Please see
                                                                                     CHOOSING A SHARE CLASS -- REDEMPTION
                                                                                     FEES for details.

                  Using our Automatic     - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan         - $5000 requirement waived for certain     $5,000 to set up the plan. You can make
                                          fee based accounts                         withdrawals any day of the month on a
                                                                                     monthly, quarterly or semi-annual
                                                                                     basis. We'll send your money by check
                                                                                     or deposit it directly to your bank
                                                                                     account. No CDSC is deducted if you
                                                                                     withdraw 12% or less of the value of
                                                                                     your shares in a class.

Exchanging        In a lump sum           - new account minimums apply to            You can generally exchange your Class A
  shares                                    exchanges                                shares for Class A shares of any other
                                                                                     Fund distributed by the Distributor.
                                                                                     Some exceptions apply.

                                                                                     You can generally exchange your Class B
                                                                                     shares for Class B shares of any other
                                                                                     Fund distributed by the Distributor.
                                                                                     Some exceptions apply.

                                                                                     You can generally exchange your Class C
                                                                                     shares for Class C shares of any other
                                                                                     Fund distributed by the Distributor.
                                                                                     Some exceptions apply.

                                                                                     You won't pay a front-end sales charge
                                                                                     or CDSC on the shares you're
                                                                                     exchanging. There may be an additional
                                                                                     sales charge if exchanging from a Money
                                                                                     Market Fund. Redemption fees may apply.

                  Ways to buy, sell or
                        exchange          How much you can buy, sell or exchange              Other things to know
                  --------------------    ---------------------------------------    ---------------------------------------
                                                                                     Nations Marsico International
                                                                                     Opportunities Fund assesses, subject to
                                                                                     limited exceptions, a 2.00% redemption
                                                                                     fee on the proceeds of Fund shares that
                                                                                     are redeemed (either by selling shares
                                                                                     or exchanging into another Fund) within
                                                                                     60 days of their purchase. Please see
                                                                                     CHOOSING A SHARE CLASS -- REDEMPTION
                                                                                     FEES for details.

                  Using our Automatic     - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                   month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts or for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------




"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECT. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS (I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATION, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to $100,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.
        - Nations Marsico International Opportunities Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of

          Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid the penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirements.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES     EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed to the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - Nations Marsico International Opportunities Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of a Fund for Class A shares of any other Nations Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Class A shares was of a Nations Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of a Fund for Class B shares of any other Nations Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Class C shares of a Nations Money Market Fund through an exchange of Class B shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Class C shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of a Fund for Class C shares of any other Nations Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                   AND SHAREHOLDER SERVICING FEES
                            (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
 CLASS A SHARES     0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                    SERVICING FEE



 CLASS B SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                    FEE



 CLASS C SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                    FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

     - up to 1.00% of the offering price per share of Class A shares

     - up to 1.00% of the net asset value per share of Class B shares

     - up to 1.00% of the net asset value per share of Class C shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' Transfer Agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare and pay distributions of net investment income annually. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like Nations Marsico International Opportunities Fund -- have special tax considerations. If more than half of the Fund's assets consist of foreign securities for a taxable year and the Fund makes a special election for the taxable year, you'll generally be required to:

  - include in your gross income your proportional amount of foreign income taxes paid by the Fund

  - treat this amount as foreign income taxes you paid directly

  - either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

We cannot assure you that a Fund will make this special election for a taxable year, even if it is eligible to.

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply
  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records


  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.80               $11.86               $14.72               $14.87
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.03)               (0.06)               (0.08)               (0.09)
  Net realized and unrealized gain/(loss)
    on investments                               1.27                 4.00                (2.78)               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        1.24                 3.94                (2.86)               (0.15)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of the year              $17.04               $15.80               $11.86               $14.72
  TOTAL RETURN++                                 7.85%               33.22%              (19.43)%              (1.01)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $988,948             $546,537             $279,840             $217,963
  Ratio of operating expenses to average
    net assets                                   1.30%                1.37%                1.42%                1.39%
  Ratio of net investment income/(loss)
    to average net assets                       (0.21)%              (0.42)%              (0.62)%              (0.64)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.33%(a)             1.39%(b)               1.42%                1.39%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $21.62
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.05)
  Net realized and unrealized gain/(loss)
    on investments                               (6.54)
  Net increase/(decrease) in net asset
    value from operations                        (6.59)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.16)
  Net asset value, end of the year               $14.87
  TOTAL RETURN++                                (30.63)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $164,031
  Ratio of operating expenses to average
    net assets                                    1.35%
  Ratio of net investment income/(loss)
    to average net assets                        (0.28)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.35%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.30% for Class A shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.37% for Class A shares.

NATIONS MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.12               $11.43               $14.29               $14.55
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.15)               (0.16)               (0.17)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               1.21                 3.85                (2.69)               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        1.06                 3.69                (2.86)               (0.26)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $16.18               $15.12               $11.43               $14.29
  TOTAL RETURN++                                 7.01%               32.28%              (20.01)%              (1.79)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $194,668             $200,270             $137,432             $209,503
  Ratio of operating expenses to average
    net assets                                   2.05%                2.12%                2.17%                2.14%
  Ratio of net investment income/(loss)
    to average net assets                       (0.96)%              (1.17)%              (1.37)%              (1.39)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.08%(a)             2.14%(b)               2.17%                2.14%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $21.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.18)
  Net realized and unrealized gain/(loss)
    on investments                               (6.42)
  Net increase/(decrease) in net asset
    value from operations                        (6.60)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.16)
  Net asset value, end of year                   $14.55
  TOTAL RETURN++                                (31.13)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $239,621
  Ratio of operating expenses to average
    net assets                                    2.10%
  Ratio of net investment income/(loss)
    to average net assets                        (1.03)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.10%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class B shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class B shares.

NATIONS MARSICO GROWTH FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $15.14               $11.44               $14.31               $14.57
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.15)               (0.17)               (0.17)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               1.21                 3.87                (2.70)               (0.06)
  Net increase/(decrease) in net asset
    value from operations                        1.06                 3.70                (2.87)               (0.26)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $16.20               $15.14               $11.44               $14.31
  TOTAL RETURN++                                 7.00%               32.34%              (20.06)%              (1.78)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $352,016             $177,599              $55,913              $31,886
  Ratio of operating expenses to average
    net assets                                   2.05%                2.12%                2.17%                2.14%
  Ratio of net investment income/(loss)
    to average net assets                       (0.96)%              (1.17)%              (1.37)%              (1.39)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.08%(a)             2.14%(b)               2.17%                2.14%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $21.34
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.17)
  Net realized and unrealized gain/(loss)
    on investments                               (6.44)
  Net increase/(decrease) in net asset
    value from operations                        (6.61)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.16)
  Net asset value, end of year                   $14.57
  TOTAL RETURN++                                (31.10)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $32,365
  Ratio of operating expenses to average
    net assets                                    2.10%
  Ratio of net investment income/(loss)
    to average net assets                        (1.03)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.10%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Growth Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class C shares.
(b) The effect of the non-recurring costs assumed by the Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.12% for Class C shares.

NATIONS MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.79               $12.70               $15.77               $15.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.06)               (0.08)               (0.08)               (0.09)
  Net realized and unrealized gain/(loss)
    on investments                               0.94                 4.17                (2.99)                0.55
  Net increase/(decrease) in net asset
    value from operations                        0.88                 4.09                (3.07)                0.46
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $17.67               $16.79               $12.70               $15.77
  TOTAL RETURN++                                 5.24%               32.20%              (19.47)%               3.00%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,256,948           $1,030,985            $537,958             $507,590
  Ratio of operating expenses to average
    net assets                                   1.30%                1.34%                1.37%                1.36%
  Ratio of net investment income/(loss)
    to average net assets                       (0.37)%              (0.49)%              (0.60)%              (0.58)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.33%(a)             1.37%(b)               1.37%                1.36%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.56
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.06)
  Net realized and unrealized gain/(loss)
    on investments                               (7.11)
  Net increase/(decrease) in net asset
    value from operations                        (7.17)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.08)
  Net asset value, end of year                   $15.31
  TOTAL RETURN++                                (31.80)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $491,437
  Ratio of operating expenses to average
    net assets                                    1.34%
  Ratio of net investment income/(loss)
    to average net assets                        (0.30)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.34%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.30% for Class A shares.
(b) The effect of the non-recurring costs assumed by the Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.34% for Class A shares.

NATIONS MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.08               $12.25               $15.33               $15.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.18)               (0.19)               (0.18)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               0.90                 4.02                (2.90)                0.53
  Net increase/(decrease) in net asset
    value from operations                        0.72                 3.83                (3.08)                0.33
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $16.80               $16.08               $12.25               $15.33
  TOTAL RETURN++                                 4.48%               31.27%              (20.09)%               2.20%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $517,489             $576,884             $462,082             $679,688
  Ratio of operating expenses to average
    net assets                                   2.05%                2.09%                2.12%                2.11%
  Ratio of net investment income/(loss)
    to average net assets                       (1.12)%              (1.24)%              (1.35)%              (1.33)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.08%(a)             2.12%(b)               2.12%                2.11%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.26
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               (6.98)
  Net increase/(decrease) in net asset
    value from operations                        (7.18)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.08)
  Net asset value, end of year                   $15.00
  TOTAL RETURN++                                (32.32)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $741,285
  Ratio of operating expenses to average
    net assets                                    2.09%
  Ratio of net investment income/(loss)
    to average net assets                        (1.05)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.09%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class B shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.09% for Class B shares.

NATIONS MARSICO FOCUSED EQUITIES FUND*

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $16.13               $12.29               $15.38               $15.05
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.18)               (0.19)               (0.18)               (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               0.90                 4.03                (2.91)                0.53
  Net increase/(decrease) in net asset
    value from operations                        0.72                 3.84                (3.09)                0.33
  LESS DISTRIBUTIONS:
  Distributions from net realized gains           --                   --                   --                   --
  Net asset value, end of year                  $16.85               $16.13               $12.29               $15.38
  TOTAL RETURN++                                 4.46%               31.24%              (20.09)%               2.19%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $382,989             $342,885             $175,032             $188,842
  Ratio of operating expenses to average
    net assets                                   2.05%                2.09%                2.12%                2.11%
  Ratio of net investment income/(loss)
    to average net assets                       (1.12)%              (1.24)%              (1.35)%              (1.33)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.08%(a)             2.12%(b)               2.12%                2.11%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.33
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.20)
  Net realized and unrealized gain/(loss)
    on investments                               (7.00)
  Net increase/(decrease) in net asset
    value from operations                        (7.20)
  LESS DISTRIBUTIONS:
  Distributions from net realized gains          (0.08)
  Net asset value, end of year                   $15.05
  TOTAL RETURN++                                (32.31)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $203,642
  Ratio of operating expenses to average
    net assets                                    2.09%
  Ratio of net investment income/(loss)
    to average net assets                        (1.05)%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        2.09%

* The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Nations Marsico Focused Equities Master Portfolio.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.05% for Class C shares.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 2.09% for Class C shares.

NATIONS MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.70                $6.19                $7.06                $6.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.05)               (0.05)               (0.07)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               0.96                 3.56                (0.80)                0.16
  Net increase/(decrease) in net asset
    value from operations                        0.91                 3.51                (0.87)                0.09
  Net asset value, end of period                $10.61                $9.70                $6.19                $7.06
  TOTAL RETURN++                                 9.38%               56.70%              (12.32)%               1.29%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $187,094              $48,630              $10,853              $14,741
  Ratio of operating expenses to average
    net assets                                1.40%(a)(b)          1.49%(a)(b)          1.70%(a)(b)           1.62%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (0.50)%             (0.59)%**             (1.06)%              (0.97)%
  Portfolio turnover rate                        130%                 204%                 308%                 419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.40%(a)             1.49%(a)             1.71%(a)             1.62%(a)

                                              PERIOD ENDED
  CLASS A SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.06)
  Net realized and unrealized gain/(loss)
    on investments                               (2.97)
  Net increase/(decrease) in net asset
    value from operations                        (3.03)
  Net asset value, end of period                  $6.97
  TOTAL RETURN++                                (30.30)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $19,644
  Ratio of operating expenses to average
    net assets                                   1.60%+
  Ratio of net investment income/(loss)
    to average net assets                       (0.66)%+
  Portfolio turnover rate                         426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.60%+

* Nations Marsico 21st Century Fund Class A shares commenced operations on April 10, 2000.
** Reflects overall Fund ratios for investment income.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.42                $6.05                $6.96                $6.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.12)               (0.13)               (0.12)               (0.12)
  Net realized and unrealized gain/(loss)
    on investments                               0.92                 3.50                (0.79)                0.16
  Net increase/(decrease) in net asset
    value from operations                        0.80                 3.37                (0.91)                0.04
  Net asset value, end of period                $10.22                $9.42                $6.05                $6.96
  TOTAL RETURN++                                 8.49%               55.70%              (13.07)%               0.58%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $60,495              $48,277              $29,562              $43,187
  Ratio of operating expenses to average
    net assets                                2.15%(a)(b)          2.24%(a)(b)          2.45%(a)(b)           2.37%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (1.25)%             (1.34)%**             (1.81)%              (1.72)%
  Portfolio turnover rate                        130%                 204%                 308%                 419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.15%(a)             2.24%(a)             2.46%(a)             2.37%(a)

                                              PERIOD ENDED
  CLASS B SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   (0.11)
  Net realized and unrealized gain/(loss)
    on investments                               (2.97)
  Net increase/(decrease) in net asset
    value from operations                        (3.08)
  Net asset value, end of period                  $6.92
  TOTAL RETURN++                                (30.80)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $50,404
  Ratio of operating expenses to average
    net assets                                   2.35%+
  Ratio of net investment income/(loss)
    to average net assets                       (1.41)%+
  Portfolio turnover rate                         426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.35%+

* Nations Marsico 21st Century Fund Class B shares commenced operations on April 10, 2000.
** Reflects overall Fund ratios for investment income.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO 21ST CENTURY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.42                $6.05                $6.96                $6.92
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.12)               (0.13)               (0.12)               (0.12)
  Net realized and unrealized gain/(loss)
    on investments                               0.92                 3.50                (0.79)                0.16
  Net increase/(decrease) in net asset
    value from operations                        0.80                 3.37                (0.91)                0.04
  Net asset value, end of period                $10.22                $9.42                $6.05                $6.96
  TOTAL RETURN++                                 8.49%               55.70%              (13.07)%               0.58%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $38,460              $14,700              $3,517               $4,660
  Ratio of operating expenses to average
    net assets                                2.15%(a)(b)          2.24%(a)(b)          2.45%(a)(b)           2.37%(a)
  Ratio of net investment income/(loss)
    to average net assets                       (1.25)%             (1.34)%**             (1.81)%              (1.72)%
  Portfolio turnover rate                        130%                 204%                 308%                 419%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.15%(a)             2.24%(a)             2.46%(a)             2.37%(a)

                                              PERIOD ENDED
  CLASS C SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.11)
  Net realized and unrealized gain/(loss)
    on investments                               (2.97)
  Net increase/(decrease) in net asset
    value from operations                        (3.08)
  Net asset value, end of period                  $6.92
  TOTAL RETURN++                                (30.80)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $6,557
  Ratio of operating expenses to average
    net assets                                   2.35%+
  Ratio of net investment income/(loss)
    to average net assets                       (1.41)%+
  Portfolio turnover rate                         426%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.35%+

* Nations Marsico 21st Century Fund Class C shares commenced operations on April 10, 2000.
** Reflects overall Fund ratios for investment income.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $11.05                $6.93                $8.32                $8.01
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.05                 --##                 0.01                (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               0.51                 4.20                (1.40)                0.32
  Net increase/(decrease) in net asset
    value from operations                        0.56                 4.20                (1.39)                0.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.04)                 --                   --                   --
  Distributions from net realized gains         (0.16)               (0.08)                 --                   --
  Total dividends and distributions             (0.20)               (0.08)                 --                   --
  Net increase in net asset value from
    redemption fees                              --##                 --##                  --                   --
  Net asset value, end of period                $11.41               $11.05                $6.93                $8.32
  TOTAL RETURN++                                 5.24%               60.87%              (16.71)%               3.87%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $52,794              $19,785              $2,272               $1,526
  Ratio of operating expenses to average
    net assets                                 1.37%(a)             1.42%(a)             1.73%(a)            1.67%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.47%               (0.04)%               0.33%               (0.33)%
  Portfolio turnover rate                        165%                 121%                 193%                 307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.37%(a)             1.42%(a)             2.05%(a)             4.27%(a)

                                              PERIOD ENDED
  CLASS A SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.01)
  Net realized and unrealized gain/(loss)
    on investments                               (1.98)
  Net increase/(decrease) in net asset
    value from operations                        (1.99)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of period                  $8.01
  TOTAL RETURN++                                (19.90)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $2,797
  Ratio of operating expenses to average
    net assets                                   1.72%+
  Ratio of net investment income/(loss)
    to average net assets                       (0.13)%+
  Portfolio turnover rate                         442%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       6.53%+

* Nations Marsico International Opportunities Fund Class A shares commenced operations on August 1, 2000.
+ Annualized.
++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $10.75                $6.79                $8.22                $7.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.03)               (0.07)               (0.04)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               0.49                 4.11                (1.39)                0.32
  Net increase/(decrease) in net asset
    value from operations                        0.46                 4.04                (1.43)                0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                   --                   --                   --
  Distributions from net realized gains         (0.16)               (0.08)                 --                   --
  Total dividends and distributions             (0.16)               (0.08)                 --                   --
  Net increase in net asset value from
    redemption fees                              --##                 --##                  --                   --
  Net asset value, end of period                $11.05               $10.75                $6.79                $8.22
  TOTAL RETURN++                                 4.45%               59.77%              (17.40)%               3.14%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $16,618              $8,905               $2,782               $1,951
  Ratio of operating expenses to average
    net assets                                 2.12%(a)             2.17%(a)             2.48%(a)            2.42%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.28)%              (0.79)%              (0.42)%              (1.08)%
  Portfolio turnover rate                        165%                 121%                 193%                 307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     2.12%(a)             2.17%(a)             2.80%(a)             5.02%(a)

                                              PERIOD ENDED
  CLASS B SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.08)
  Net realized and unrealized gain/(loss)
    on investments                               (1.95)
  Net increase/(decrease) in net asset
    value from operations                        (2.03)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of period                  $7.97
  TOTAL RETURN++                                (20.30)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $2,031
  Ratio of operating expenses to average
    net assets                                   2.47%+
  Ratio of net investment income/(loss)
    to average net assets                       (0.88)%+
  Portfolio turnover rate                         442%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       7.28%+

* Nations Marsico International Opportunities Fund Class B shares commenced operations on August 1, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $10.75                $6.80                $8.22                $7.97
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 (0.03)               (0.07)               (0.05)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               0.49                 4.10                (1.37)                0.32
  Net increase/(decrease) in net asset
    value from operations                        0.46                 4.03                (1.42)                0.25
  LESS DISTRIBUTIONS:
  Dividends from net investment income            --                   --                   --                   --
  Distributions from net realized gains         (0.16)               (0.08)                 --                   --
  Total dividends and distributions             (0.16)               (0.08)                 --                   --
  Net increase in net asset value from
    redemption fees                              --##                 --##                  --                   --
  Net asset value, end of period                $11.05               $10.75                $6.80                $8.22
  TOTAL RETURN++                                 4.45%               59.53%              (17.27)%               3.14%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $19,530              $8,331                $869                 $869
  Ratio of operating expenses to average
    net assets                                 2.12%(a)             2.17%(a)             2.48%(a)            2.42%(a)(b)
  Ratio of net investment income/(loss)
    to average net assets                       (0.28)%              (0.79)%              (0.42)%              (1.08)%
  Portfolio turnover rate                        165%                 121%                 193%                 307%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       2.12%              2.17%(a)             2.80%(a)             5.02%(a)

                                              PERIOD ENDED
  CLASS C SHARES                                03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  (0.09)
  Net realized and unrealized gain/(loss)
    on investments                               (1.94)
  Net increase/(decrease) in net asset
    value from operations                        (2.03)
  LESS DISTRIBUTIONS:
  Dividends from net investment income             --
  Distributions from net realized gains            --
  Total dividends and distributions                --
  Net increase in net asset value from
    redemption fees                                --
  Net asset value, end of period                  $7.97
  TOTAL RETURN++                                (20.30)%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $974
  Ratio of operating expenses to average
    net assets                                   2.47%+
  Ratio of net investment income/(loss)
    to average net assets                       (0.88)%+
  Portfolio turnover rate                         442%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       7.28%+

* Nations Marsico International Opportunities Fund Class C shares commenced operations on August 1, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS MARSICO GROWTH FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.26%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.74%            $ 9,777.50      $  695.98
       2           10.25%            $10,391.06              7.62%            $10,143.17      $  125.50
       3           15.76%            $10,910.62             11.64%            $10,522.53      $  130.19
       4           21.55%            $11,456.15             15.82%            $10,916.07      $  135.06
       5           27.63%            $12,028.95             20.15%            $11,324.33      $  140.11
       6           34.01%            $12,630.40             24.65%            $11,747.86      $  145.35
       7           40.71%            $13,261.92             29.31%            $12,187.23      $  150.79
       8           47.75%            $13,925.02             34.14%            $12,643.03      $  156.43
       9           55.13%            $14,621.27             39.16%            $13,115.88      $  162.28
      10           62.89%            $15,352.33             44.37%            $13,606.42      $  168.35
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,181.42
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,010.06

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS MARSICO GROWTH FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.01%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.99%            $10,299.00      $  204.00
       2           10.25%            $11,025.00              6.07%            $10,606.94      $  210.10
       3           15.76%            $11,576.25              9.24%            $10,924.09      $  216.39
       4           21.55%            $12,155.06             12.51%            $11,250.72      $  222.86
       5           27.63%            $12,762.82             15.87%            $11,587.11      $  229.52
       6           34.01%            $13,400.96             19.34%            $11,933.57      $  236.38
       7           40.71%            $14,071.00             22.90%            $12,290.38      $  243.45
       8           47.75%            $14,774.55             26.58%            $12,657.87      $  250.73
       9           55.13%            $15,513.28             31.31%            $13,131.27      $  162.47
      10           62.89%            $16,288.95             36.22%            $13,622.38      $  168.55
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,622.38
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,144.46

NATIONS MARSICO GROWTH FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.01%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.99%            $10,299.00      $  204.00
       2           10.25%            $11,025.00              6.07%            $10,606.94      $  210.10
       3           15.76%            $11,576.25              9.24%            $10,924.09      $  216.39
       4           21.55%            $12,155.06             12.51%            $11,250.72      $  222.86
       5           27.63%            $12,762.82             15.87%            $11,587.11      $  229.52
       6           34.01%            $13,400.96             19.34%            $11,933.57      $  236.38
       7           40.71%            $14,071.00             22.90%            $12,290.38      $  243.45
       8           47.75%            $14,774.55             26.58%            $12,657.87      $  250.73
       9           55.13%            $15,513.28             30.36%            $13,036.34      $  258.23
      10           62.89%            $16,288.95             34.26%            $13,426.12      $  265.95
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,426.12
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,337.61

NATIONS MARSICO FOCUSED EQUITIES FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.23%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.77%            $ 9,780.32      $  693.11
       2           10.25%            $10,391.06              7.68%            $10,149.04      $  122.57
       3           15.76%            $10,910.62             11.74%            $10,531.66      $  127.19
       4           21.55%            $11,456.15             15.95%            $10,928.70      $  131.98
       5           27.63%            $12,028.95             20.33%            $11,340.72      $  136.96
       6           34.01%            $12,630.40             24.86%            $11,768.26      $  142.12
       7           40.71%            $13,261.92             29.57%            $12,211.92      $  147.48
       8           47.75%            $13,925.02             34.45%            $12,672.31      $  153.04
       9           55.13%            $14,621.27             39.52%            $13,150.06      $  158.81
      10           62.89%            $15,352.33             44.78%            $13,645.82      $  164.79
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,220.82
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,978.04

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS MARSICO FOCUSED EQUITIES FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.98%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.02%            $10,302.00      $  200.99
       2           10.25%            $11,025.00              6.13%            $10,613.12      $  207.06
       3           15.76%            $11,576.25              9.34%            $10,933.64      $  213.31
       4           21.55%            $12,155.06             12.64%            $11,263.83      $  219.75
       5           27.63%            $12,762.82             16.04%            $11,604.00      $  226.39
       6           34.01%            $13,400.96             19.54%            $11,954.44      $  233.23
       7           40.71%            $14,071.00             23.15%            $12,315.47      $  240.27
       8           47.75%            $14,774.55             26.87%            $12,687.39      $  247.53
       9           55.13%            $15,513.28             31.66%            $13,165.71      $  159.00
      10           62.89%            $16,288.95             36.62%            $13,662.05      $  164.99
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,662.05
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,112.53

NATIONS MARSICO FOCUSED EQUITIES FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.98%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.02%            $10,302.00      $  200.99
       2           10.25%            $11,025.00              6.13%            $10,613.12      $  207.06
       3           15.76%            $11,576.25              9.34%            $10,933.64      $  213.31
       4           21.55%            $12,155.06             12.64%            $11,263.83      $  219.75
       5           27.63%            $12,762.82             16.04%            $11,604.00      $  226.39
       6           34.01%            $13,400.96             19.54%            $11,954.44      $  233.23
       7           40.71%            $14,071.00             23.15%            $12,315.47      $  240.27
       8           47.75%            $14,774.55             26.87%            $12,687.39      $  247.53
       9           55.13%            $15,513.28             30.71%            $13,070.55      $  255.00
      10           62.89%            $16,288.95             34.65%            $13,465.28      $  262.70
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,465.28
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,306.25

NATIONS MARSICO 21ST CENTURY FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.39%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25             3.61%            $ 9,765.24      $  708.37
       2           10.25%            $10,391.06             7.35%            $10,117.77      $  138.19
       3           15.76%            $10,910.62            11.23%            $10,483.02      $  143.18
       4           21.55%            $11,456.15            15.24%            $10,861.46      $  148.34
       5           27.63%            $12,028.95            19.40%            $11,253.55      $  153.70
       6           34.01%            $12,630.40            23.71%            $11,659.81      $  159.25
       7           40.71%            $13,261.92            28.18%            $12,080.73      $  165.00
       8           47.75%            $13,925.02            32.80%            $12,516.84      $  170.95
       9           55.13%            $14,621.27            37.60%            $12,968.70      $  177.12
      10           62.89%            $15,352.33            42.57%            $13,436.87      $  183.52
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,011.87
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,147.62

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS MARSICO 21ST CENTURY FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              2.14%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             2.86%            $10,286.00      $  217.06
       2           10.25%            $11,025.00             5.80%            $10,580.18      $  223.27
       3           15.76%            $11,576.25             8.83%            $10,882.77      $  229.65
       4           21.55%            $12,155.06            11.94%            $11,194.02      $  236.22
       5           27.63%            $12,762.82            15.14%            $11,514.17      $  242.98
       6           34.01%            $13,400.96            18.43%            $11,843.47      $  249.93
       7           40.71%            $14,071.00            21.82%            $12,182.20      $  257.07
       8           47.75%            $14,774.55            25.31%            $12,530.61      $  264.43
       9           55.13%            $15,513.28            29.83%            $12,982.96      $  177.32
      10           62.89%            $16,288.95            34.52%            $13,451.65      $  183.72
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,451.65
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,281.65

NATIONS MARSICO 21ST CENTURY FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              2.14%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             2.86%            $10,286.00      $  217.06
       2           10.25%            $11,025.00             5.80%            $10,580.18      $  223.27
       3           15.76%            $11,576.25             8.83%            $10,882.77      $  229.65
       4           21.55%            $12,155.06            11.94%            $11,194.02      $  236.22
       5           27.63%            $12,762.82            15.14%            $11,514.17      $  242.98
       6           34.01%            $13,400.96            18.43%            $11,843.47      $  249.93
       7           40.71%            $14,071.00            21.82%            $12,182.20      $  257.07
       8           47.75%            $14,774.55            25.31%            $12,530.61      $  264.43
       9           55.13%            $15,513.28            28.89%            $12,888.98      $  271.99
      10           62.89%            $16,288.95            32.58%            $13,257.61      $  279.77
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,257.61
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,472.37

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.37%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.63%            $ 9,767.13      $  706.47
       2           10.25%            $10,391.06              7.39%            $10,121.67      $  136.24
       3           15.76%            $10,910.62             11.29%            $10,489.09      $  141.18
       4           21.55%            $11,456.15             15.33%            $10,869.85      $  146.31
       5           27.63%            $12,028.95             19.52%            $11,264.42      $  151.62
       6           34.01%            $12,630.40             23.85%            $11,673.32      $  157.12
       7           40.71%            $13,261.92             28.35%            $12,097.06      $  162.83
       8           47.75%            $13,925.02             33.01%            $12,536.18      $  168.74
       9           55.13%            $14,621.27             37.84%            $12,991.25      $  174.86
      10           62.89%            $15,352.33             42.84%            $13,462.83      $  181.21
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,037.83
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,126.58

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE FUND.

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.12%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.88%            $10,288.00      $  215.05
       2           10.25%            $11,025.00              5.84%            $10,584.29      $  221.25
       3           15.76%            $11,576.25              8.89%            $10,889.12      $  227.62
       4           21.55%            $12,155.06             12.03%            $11,202.73      $  234.17
       5           27.63%            $12,762.82             15.25%            $11,525.37      $  240.92
       6           34.01%            $13,400.96             18.57%            $11,857.30      $  247.86
       7           40.71%            $14,071.00             21.99%            $12,198.79      $  254.99
       8           47.75%            $14,774.55             25.50%            $12,550.11      $  262.34
       9           55.13%            $15,513.28             30.06%            $13,005.68      $  175.06
      10           62.89%            $16,288.95             34.78%            $13,477.79      $  181.41
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,477.79
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,260.67

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.12%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.88%            $10,288.00      $  215.05
       2           10.25%            $11,025.00              5.84%            $10,584.29      $  221.25
       3           15.76%            $11,576.25              8.89%            $10,889.12      $  227.62
       4           21.55%            $12,155.06             12.03%            $11,202.73      $  234.17
       5           27.63%            $12,762.82             15.25%            $11,525.37      $  240.92
       6           34.01%            $13,400.96             18.57%            $11,857.30      $  247.86
       7           40.71%            $14,071.00             21.99%            $12,198.79      $  254.99
       8           47.75%            $14,774.55             25.50%            $12,550.11      $  262.34
       9           55.13%            $15,513.28             29.12%            $12,911.56      $  269.89
      10           62.89%            $16,288.95             32.83%            $13,283.41      $  277.67
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,283.41
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,451.76

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity-and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 (1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400 (1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600 (1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500", "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Marsico Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.345.6611

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:
Nations Funds Trust, 811-09645
NMCMBOPROIX-0805


                                                            (NATIONS FUNDS LOGO)

       Nations LifeGoal(R) Portfolios
       -------------------------------------------------------------------------
       Prospectus -- Class A, B and C Shares
       August 1, 2005



(NATIONS FUNDS LOGO)

NATIONS LIFEGOAL(R)
GROWTH PORTFOLIO
NATIONS LIFEGOAL(R)
BALANCED GROWTH
PORTFOLIO
NATIONS LIFEGOAL(R)
INCOME AND GROWTH
PORTFOLIO


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 74.

YOUR INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS AND THE UNDERLYING FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations LifeGoal Portfolios. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

Unlike traditional mutual funds, which invest in individual securities, the Portfolios invest in a mix of Stock, International/Global Stock, Government & Corporate Bond and Money Market Funds using an asset allocation approach. These kinds of mutual funds are sometimes called "funds of funds."

ABOUT ASSET ALLOCATION

Asset allocation is the process of creating a diversified portfolio by investing in different asset classes -- for example, equity securities, fixed income securities and money market instruments -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how a Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large-, mid- and small-capitalization stocks, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall Portfolio volatility.

ABOUT THE PORTFOLIOS

Each Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The performance of each Portfolio depends on many factors, including its allocation strategy and the performance of the Funds it invests in. In general, the more a Nations LifeGoal Portfolio allocates to Stock and International/Global Stock Funds, the greater the potential return and the greater the risk of a decline in share price. The more a Nations LifeGoal Portfolio allocates to Government & Corporate Bond Funds and Money Market Funds, the greater the potential for price stability and the lower the potential return. There's always a risk, however, that you'll lose money or that you may not earn as much as you expect.

Nations LifeGoal Growth Portfolio focuses on long-term growth by normally allocating all of its assets to a mix of Funds which invest primarily in equity securities. Equities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk.

Nations LifeGoal Balanced Growth Portfolio focuses on long-term growth by normally allocating its assets to a balanced mix of Funds which invest in equity and fixed income securities. Fixed income securities have the potential to increase in value, because, when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

Nations LifeGoal Income and Growth Portfolio focuses on current income and modest growth. It normally allocates most of its assets to Funds which invest in fixed income securities, but may also allocate some assets to Funds that invest in equity securities. Over time, the return on this Portfolio may be lower than the return on the other Portfolios.

IS LIFEGOAL RIGHT FOR YOU?

When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations LifeGoal Portfolios may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Portfolio's investment objective, principal investment strategies and risks in the Portfolio descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolios, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolios
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 33.

--------------------------------------------------------------------------------


NATIONS LIFEGOAL GROWTH PORTFOLIO                                5
------------------------------------------------------------------
NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO                      12
------------------------------------------------------------------
NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO                    19
------------------------------------------------------------------
ABOUT THE UNDERLYING FUNDS                                      26
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     31
------------------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                                  33

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        36
     About Class A shares                                       37
        Front-end sales charge                                  37
        Contingent deferred sales charge                        38
     About Class B shares                                       39
        Contingent deferred sales charge                        39
     About Class C shares                                       40
        Contingent deferred sales charge                        40
     When you might not have to pay a sales charge              41
  Buying, selling and exchanging shares                         46
     How orders are processed                                   50
  How selling and servicing agents are paid                     57
  Distributions and taxes                                       59
  Legal matters                                                 61
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            62
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            68
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   74
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS LIFEGOAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 33.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks capital appreciation through exposure to a variety of equity market segments.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests most of its assets in Class Z shares of Stock and
                   International/Global Stock Funds.

The team uses asset allocation as its principal investment approach. It:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  NATIONS LIFEGOAL GROWTH PORTFOLIO                       TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                                FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                  30-70%
    NATIONS VALUE FUND
    NATIONS STRATEGIC GROWTH FUND
    NATIONS MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                    10-30%
    NATIONS MIDCAP VALUE FUND
    NATIONS MARSICO MIDCAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                   5-20%
    NATIONS SMALLCAP VALUE FUND
    NATIONS SMALL COMPANY FUND
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                  10-30%
    NATIONS INTERNATIONAL VALUE FUND*
    NATIONS INTERNATIONAL EQUITY FUND
    NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL



  CONVERTIBLE SECURITIES FUND                                        0-20%
    NATIONS CONVERTIBLE SECURITIES FUND

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE TEAM INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LifeGoal Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio allocates assets to Funds that may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               14.57%   12.64%   25.61%    4.60%   -14.35%  -20.80%  34.03%   14.27%






               *Year-to-date return as of June 30, 2005:  -0.24%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           23.55%
         WORST: 3RD QUARTER 2002:         -18.78%

--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Class A shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Portfolio, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Portfolio. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                      1 YEAR   5 YEARS   PORTFOLIO*
         CLASS A SHARES RETURNS BEFORE TAXES           7.67%    0.47%      6.82%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               7.43%   -0.89%      5.29%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO
           SHARES                                      4.99%   -0.32%      5.08%



         CLASS B SHARES RETURNS BEFORE TAXES           8.39%    0.58%      4.87%



         CLASS C SHARES RETURNS BEFORE TAXES          12.37%    0.88%      6.81%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                   10.88%   -2.30%      8.52%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE OCTOBER 15, 1996, AUGUST 12, 1997 AND OCTOBER 15, 1996, RESPECTIVELY. THE RETURN FOR THE INDEX SHOWN IS FROM INCEPTION OF CLASS A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       5.00%(2)     1.00%(3)



         ANNUAL PORTFOLIO OPERATING EXPENSES(4)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                              0.25%        0.25%        0.25%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%
                                                       -------      -------      -------



         Total annual Portfolio operating expenses    0.50%        1.25%        1.25%
                                                       =======      =======      =======




         Expense ratio of Underlying Funds            0.89%        0.89%        0.89%

         Net expense ratio including expenses of
         Underlying Funds(5)                          1.39%        2.14%        2.14%



         Gross expense ratio including expenses of
         Underlying Funds                             1.40%        2.15%        2.15%

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)Includes the fees and expenses incurred by the Fund directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation, based on the respective expense ratios of the Underlying Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Underlying Fund in effect as of the end of its last fiscal year. Based on this allocation, the Portfolio's estimated indirect annual expenses would have been 0.89%. Such expense ratios ranged from 0.76% to 1.12%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $708     $992     $1,296     $2,157



         CLASS B SHARES                          $717     $972     $1,353     $2,291



         CLASS C SHARES                          $317     $672     $1,153     $2,482

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $217     $672     $1,153     $2,291



         CLASS C SHARES                          $217     $672     $1,153     $2,482

NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE
 PORTFOLIO MANAGER ON
 PAGE 33.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks total return through a balanced portfolio of equity and fixed income securities.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests all of its assets in Class Z shares of a balanced mix of Stock, International/Global Stock and Government & Corporate Bond Funds.

The team uses asset allocation as its principal investment approach. It:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO              TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                                FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                  15-40%
    NATIONS VALUE FUND
    NATIONS STRATEGIC GROWTH FUND
    NATIONS MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                     5-15%
    NATIONS MIDCAP VALUE FUND
    NATIONS MARSICO MIDCAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                   5-15%
    NATIONS SMALLCAP VALUE FUND
    NATIONS SMALL COMPANY FUND
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                   5-15%
    NATIONS INTERNATIONAL VALUE FUND*
    NATIONS INTERNATIONAL EQUITY FUND
    NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL



  GOVERNMENT & CORPORATE BOND FUNDS                                 25-65%
    NATIONS SHORT-TERM INCOME FUND
    NATIONS BOND FUND



  CONVERTIBLE SECURITIES FUND                                        0-10%
    NATIONS CONVERTIBLE SECURITIES FUND



  HIGH YIELD BOND FUND                                               0-10%
    NATIONS HIGH YIELD BOND FUND

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE TEAM INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LifeGoal Balanced Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*




      The bar chart shows you how the performance of the Portfolio's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               11.20%   11.66%   14.38%    6.96%   -3.18%   -10.32%  24.10%   10.17%



               *Year-to-date return as of June 30, 2005: 0.20%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           12.44%
         WORST: 3RD QUARTER 2002:         -10.48%

--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Class A shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total returns before taxes for Class B shares and Class C shares of the Portfolio, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Portfolio. The table also shows the returns for each period for the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                      1 YEAR    5 YEARS   PORTFOLIO*
         CLASS A SHARES RETURNS BEFORE TAXES            3.80%    3.65%      6.99%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                2.91%    2.09%      4.96%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO
           SHARES                                       2.58%    2.18%      4.78%



         CLASS B SHARES RETURNS BEFORE TAXES            4.41%    3.77%      6.31%



         CLASS C SHARES RETURNS BEFORE TAXES            8.41%    4.11%      7.12%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                    10.88%   -2.30%      8.52%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                           4.34%    7.71%      7.04%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE OCTOBER 15, 1996, AUGUST 13, 1997 AND OCTOBER 15, 1996, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF CLASS A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       5.00%(2)     1.00%(3)



         ANNUAL PORTFOLIO OPERATING EXPENSES(4)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                              0.25%        0.25%        0.25%



         Distribution (12-b1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%
                                                       -------      -------      -------



         Total annual Portfolio operating expenses    0.50%        1.25%        1.25%
                                                       =======      =======      =======
         Expense ratio of Underlying Funds            0.79%        0.79%        0.79%



         Net expense ratio including expenses of
         Underlying Funds(5)                          1.29%        2.04%        2.04%
         Gross expense ratio including expenses of
         Underlying Funds                             1.30%        2.05%        2.05%

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)Includes the fees and expenses incurred by the Fund directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation, based on the respective expense ratios of the Underlying Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Underlying Fund in effect as of the end of its last fiscal year. Based on this allocation, the Portfolio's estimated indirect annual expenses would have been 0.79%. Such expense ratios ranged from 0.48% to 1.12%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $699     $962     $1,246     $2,052



         CLASS B SHARES                          $707     $942     $1,302     $2,186



         CLASS C SHARES                          $307     $642     $1,102     $2,378

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $207     $642     $1,102     $2,186



         CLASS C SHARES                          $207     $642     $1,102     $2,378

NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 33.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks current income and modest growth to protect against inflation and to preserve purchasing power.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests most of its assets in Class Z shares of
                   Government & Corporate Bond Funds, but may also invest in Nations Funds Stock,
                   International/Global Stock and Money Market Funds.

The team uses asset allocation as its principal investment approach. It:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses individual Funds within each category and the amount it will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when it believes it's appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the team, depending on how the Funds perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, it may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO            TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                                FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                  10-30%
    NATIONS VALUE FUND
    NATIONS STRATEGIC GROWTH FUND
    NATIONS MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                     0-10%
    NATIONS MIDCAP VALUE FUND
    NATIONS MARSICO MIDCAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                   0-10%
    NATIONS SMALLCAP VALUE FUND
    NATIONS SMALL COMPANY FUND
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                   0-10%
    NATIONS INTERNATIONAL VALUE FUND*
    NATIONS INTERNATIONAL EQUITY FUND
    NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL



  GOVERNMENT & CORPORATE BOND FUNDS                                 50-90%
    NATIONS SHORT-TERM INCOME FUND
    NATIONS BOND FUND



  CONVERTIBLE SECURITIES FUND                                        0-10%
    NATIONS CONVERTIBLE SECURITIES FUND



  HIGH YIELD BOND FUND                                               0-15%
    NATIONS HIGH YIELD BOND FUND



  MONEY MARKET FUND                                                  0-20%
    NATIONS CASH RESERVES

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE TEAM INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

Nations LifeGoal Income and Growth Portfolio's target allocation for total investments in stock and international/global stock funds is 30%. The team can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LifeGoal Income and Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the team. This could continue for some time.


--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----
               8.50%   10.12%    6.15%    5.72%    2.38%   -3.68%   14.94%    6.38%



              *Year-to-date return as of June 30, 2005: 0.59%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           7.28%
         WORST: 3RD QUARTER 2002:         -4.35%

--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Class A shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total return before taxes for Class B shares and Class C shares of the Portfolio, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Portfolio. The table also shows the returns for each period for the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR   5 YEARS   PORTFOLIO*
         CLASS A SHARES RETURNS BEFORE TAXES            0.30%    3.75%      5.53%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               -0.75%    2.33%      3.72%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO SHARES   0.33%    2.35%      3.62%



         CLASS B SHARES RETURNS BEFORE TAXES            0.64%    3.85%      4.89%



         CLASS C SHARES RETURNS BEFORE TAXES            4.67%    4.19%      5.56%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                    10.88%   -2.30%      8.52%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                    4.34%    7.71%      7.04%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE OCTOBER 15, 1996, AUGUST 7, 1997 AND OCTOBER 15, 1996, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM INCEPTION OF CLASS A SHARES.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                            Class A      Class B      Class C
         (Fees paid directly from your investment)    Shares       Shares       Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price          5.75%         N/A          N/A



         Maximum deferred sales charge (load) as a
         % of the lower of the original purchase
         price or net asset value                     N/A(1)       5.00%(2)     1.00%(3)



         ANNUAL PORTFOLIO OPERATING EXPENSES(4)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                              0.25%        0.25%        0.25%



         Distribution (12b-1) and shareholder
         servicing fees                               0.25%        1.00%        1.00%
                                                       -------      -------      -------



         Total annual Portfolio operating expenses    0.50%        1.25%        1.25%
                                                       =======      =======      =======




         Expense ratio of Underlying Funds            0.66%        0.66%        0.66%

         Net expense ratio including expenses of
         Underlying Funds(5)                          1.16%        1.91%        1.91%



         Gross expense ratio including expenses of
         Underlying Funds                             1.18%        1.93%        1.93%

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)Includes the fees and expenses incurred by the Fund directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation, based on the respective expense ratios of the Underlying Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Underlying Fund in effect as of the end of its last fiscal year. Based on this allocation, the Portfolio's estimated indirect annual expenses would have been 0.66%. Such expense ratios ranged from 0.20% to 1.12%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $686     $926     $1,185     $1,923



         CLASS B SHARES                          $694     $904     $1,240     $2,057



         CLASS C SHARES                          $294     $604     $1,040     $2,252

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $194     $604     $1,040     $2,057



         CLASS C SHARES                          $194     $604     $1,040     $2,252

About the Underlying Funds

The table starting on the next page is a brief overview of the objectives and principal investments of the Underlying Funds in which the Nations LifeGoal Portfolios invest. Each Portfolio invests in a different mix of Underlying Funds. You'll find the mix of Underlying Funds and target allocations for each Portfolio starting on page 5.

The team can substitute or add other Funds to this table at any time, including Funds introduced after the date of this prospectus.

FOR MORE INFORMATION

You'll find more detailed information about each Fund's investment strategies and risks in its prospectus and in its SAI. Please call us at 1.800.345.6611 for copies.

                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------
STOCK FUNDS
Nations Value Fund                    Growth of capital by investing in companies    - at least 80% of its assets in common
                                      that are believed to be undervalued.           stocks of U.S. companies. The Fund
                                                                                       generally invests in companies in a
                                                                                       broad range of industries with market
                                                                                       capitalizations of at least $1 billion
                                                                                       and daily trading volumes of at least $3
                                                                                       million. Effective September 23, 2005,
                                                                                       under normal circumstances, the Fund
                                                                                       will invest at least 80% of its assets
                                                                                       in large capitalization companies whose
                                                                                       market capitalizations are within the
                                                                                       range of the companies within the
                                                                                       Russell 1000 Value Index.
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities
                                                                                     - may also invest in real estate
                                                                                     investment trusts

Nations Strategic Growth Fund         Long-term growth of capital.                   Nations Strategic Growth Master Portfolio.
                                                                                     The Master Portfolio invests:
                                                                                     - at least 65% of its assets in common
                                                                                     stocks of companies selected from most
                                                                                       major industry sectors. Effective
                                                                                       September 23, 2005, under normal
                                                                                       circumstances, the Master Portfolio will
                                                                                       invest at least 80% of its assets in
                                                                                       large capitalization companies whose
                                                                                       market capitalizations are within the
                                                                                       range of the companies within the S&P
                                                                                       500 Index.
                                                                                     - The securities the Master Portfolio
                                                                                     normally holds include common stocks,
                                                                                       preferred stocks and convertible
                                                                                       securities
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities

Nations Marsico Focused Equities      Long-term growth of capital.                   Nations Marsico Focused Equities Master
Fund                                                                                 Portfolio. The Master Portfolio invests:
                                                                                     - at least 80% of its assets in equity
                                                                                     securities. The investments mostly consist
                                                                                       of equity securities of large
                                                                                       capitalization companies with a market
                                                                                       capitalization of $4 billion or more.
                                                                                       The Master Portfolio, which is non-
                                                                                       diversified, generally holds a core
                                                                                       position of 20 to 30 common stocks that
                                                                                       are selected for their long-term growth
                                                                                       potential
                                                                                     - up to 25% of its assets in foreign
                                                                                     securities

Nations MidCap Value Fund             Long-term growth of capital with income as     - at least 80% of its assets in equity
                                      a secondary consideration.                     securities of U.S. companies whose market
                                                                                       capitalizations are within the range of
                                                                                       the companies within the Russell MidCap
                                                                                       Value Index and that are believed to
                                                                                       have the potential for long-term growth
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities
                                                                                     - may also invest in real estate
                                                                                     investment trusts

Nations Marsico MidCap Growth Fund    Long-term growth of capital by investing       - at least 80% of its assets in U.S.
                                      primarily in equity securities.                companies whose market capitalizations are
                                                                                       within the range of companies within the
                                                                                       Russell MidCap Growth Index and that are
                                                                                       believed to have the potential for
                                                                                       long-term growth. The Fund generally
                                                                                       holds 35 to 50 equity securities


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------

Nations SmallCap Value Fund           Long-term growth of capital by investing in    Nations SmallCap Value Master Portfolio.
                                      companies believed to be undervalued.          The Master Portfolio invests:
                                                                                     - at least 80% of its assets in equity
                                                                                     securities of U.S. companies whose market
                                                                                       capitalizations are within the range of
                                                                                       the companies within the Russell 2000
                                                                                       Value Index and that are believed to
                                                                                       have the potential for long-term growth

Nations Small Company Fund            Long-term capital growth by investing          Nations Small Company Master Portfolio.
                                      primarily in equity securities.                The Master Portfolio invests:
                                                                                     - at least 80% of its assets in companies
                                                                                     with a market capitalization of $2 billion
                                                                                       or less.

Columbia Acorn USA                    Long term growth of capital.                   - at least 80% of its assets in U.S.
                                                                                     companies with market capitalizations of
                                                                                       less than $5 billion at the time of
                                                                                       initial purchase.

INTERNATIONAL/GLOBAL STOCK FUNDS
Nations International Value Fund      Long-term capital appreciation by investing    Nations International Value Master
(closed to new investments)           primarily in equity securities of foreign      Portfolio. The Master Portfolio invests:
                                      issuers, including emerging markets            - at least 65% of its assets in foreign
                                      countries.                                       companies anywhere in the world that
                                                                                       have a market capitalization of more
                                                                                       than $1 billion at the time of
                                                                                       investment. The Master Portfolio
                                                                                       typically invests in at least three
                                                                                       countries other than the United States
                                                                                       at any one time

Nations International Equity Fund     Long-term capital growth by investing          Nations International Equity Master
                                      primarily in equity securities of non-U.S.     Portfolio. The Master Portfolio invests:
                                      companies in Europe, Australia, the Far        - at least 80% of its assets in equity
                                      East and other regions, including              securities of established companies
                                      developing countries.                            located in at least three countries
                                                                                       other than the United States. The
                                                                                       investment managers select countries,
                                                                                       including emerging market or developing
                                                                                       countries, that they believe have the
                                                                                       potential for growth
                                                                                     - primarily in equity securities, which
                                                                                     may include equity interests in foreign
                                                                                       investment funds or trusts, convertible
                                                                                       securities, real estate investment trust
                                                                                       securities and depositary receipts

Nations Marsico International         Long-term growth of capital.                   Nations Marsico International
Opportunities Fund                                                                   Opportunities Master Portfolio. The Master
                                                                                     Portfolio invests:
                                                                                     - at least 65% of its assets in common
                                                                                     stocks of foreign companies selected for
                                                                                       their long-term growth potential. While
                                                                                       the Master Portfolio may invest in
                                                                                       companies of any size, it focuses on
                                                                                       large companies. The Master Portfolio
                                                                                       normally invests in issuers from at
                                                                                       least three countries other than the
                                                                                       United States and generally holds a core
                                                                                       position of 35 to 50 common stocks


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------

Columbia Acorn International          Long-term growth of capital.                   - the majority (under normal market
                                                                                     conditions, at least 75%) of its assets in
                                                                                       the stocks of foreign companies based in
                                                                                       developed markets
                                                                                     - the stocks of companies based outside
                                                                                     the U.S. with market capitalizations of
                                                                                       less than $5 billion at the time of
                                                                                       initial purchase

CONVERTIBLE SECURITIES FUND
Nations Convertible Securities        Total investment return, comprised of          - at least 80% of its assets in
Fund                                  current income and capital appreciation,       convertible securities. Most convertible
                                      consistent with prudent investment risk.         securities are issued by U.S. issuers
                                                                                       and are not investment grade
                                                                                     - the Fund may invest in common stocks
                                                                                     - the Fund may invest up to 15% of its
                                                                                     assets in Eurodollar convertible
                                                                                       securities
                                                                                     - the team generally chooses convertible
                                                                                       securities that are rated at least "B"
                                                                                       by a nationally recognized statistical
                                                                                       rating organization but may choose
                                                                                       unrated securities if it believes they
                                                                                       are of comparable quality at the time of
                                                                                       investment

GOVERNMENT & CORPORATE BOND FUNDS
Nations Short-Term Income Fund        High current income consistent with minimal    - at least 65% of its total assets in
                                      fluctuations of principal.                     investment grade fixed income securities.
                                                                                       The team may choose unrated securities
                                                                                       if it believes they are of comparable
                                                                                       quality to investment grade securities
                                                                                       at the time of investment. Effective
                                                                                       September 23, 2005, under normal
                                                                                       circumstances, the Fund will invest at
                                                                                       least 80% of its assets in bonds
                                                                                     - corporate debt securities, including
                                                                                     bonds, notes and debentures,
                                                                                       mortgage-related securities issued by
                                                                                       governments, asset-backed securities or
                                                                                       U.S. government obligations

Nations Bond Fund                     Total return by investing in investment        - at least 80% of its assets in bonds
                                      grade fixed income securities.                 - at least 65% of its assets in investment
                                                                                     grade fixed income securities. The
                                                                                       portfolio management team may choose
                                                                                       unrated securities if it believes they
                                                                                       are of comparable quality to investment
                                                                                       grade securities at the time of
                                                                                       investment
                                                                                     - corporate debt securities, including
                                                                                     bonds, notes and debentures, U.S.
                                                                                       government obligations, foreign debt
                                                                                       securities denominated in U.S. dollars,
                                                                                       mortgage-related securities,
                                                                                       asset-backed securities or municipal
                                                                                       securities


                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------

HIGH YIELD BOND FUND
Nations High Yield Bond Fund          Maximum income by investing in a               Nations High Yield Bond Master Portfolio.
                                      diversified portfolio of high yield debt       The Master Portfolio invests:
                                      securities.                                    - at least 80% of its assets in domestic
                                                                                     and foreign corporate high yield debt
                                                                                       securities which are not rated
                                                                                       investment grade but generally will be
                                                                                       rated "BB" or "B" by Standard & Poor's
                                                                                       Corporation
                                                                                     - primarily in U.S. government
                                                                                     obligations, zero-coupon bonds, as well as
                                                                                       domestic corporate high yield debt
                                                                                       securities and U.S. dollar-denominated
                                                                                       foreign corporate high yield debt
                                                                                       securities, both of which include
                                                                                       private placements
                                                                                     - up to 20% of its assets in equity
                                                                                     securities which may include convertible
                                                                                       securities

MONEY MARKET FUND
Nations Cash Reserves                 Preservation of principal value and            - money market instruments, including
                                      maintenance of a high degree of liquidity        commercial paper, bank obligations,
                                      while providing current income.                  short- term debt securities, short-term
                                                                                       taxable municipal securities, repurchase
                                                                                       agreements secured by first-tier
                                                                                       securities, U.S. government obligations
                                                                                       or U.S. Treasury obligations


--------------------------------------------------------------------------------

YOU'LL FIND SPECIFIC INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS IN THE DESCRIPTIONS STARTING ON PAGE 5.

--------------------------------------------------------------------------------

Other important information
(LINE GRAPH GRAPHIC)
The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Portfolio or Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Portfolio that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolios or any Fund may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds and the Portfolios may invest their assets in Nations Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds and the Portfolios for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Portfolio may temporarily hold up to 100% of its assets in Nations Cash Reserves, a money market fund, to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Portfolios and the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios and the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolios' SAI and on the Nations Funds' website. In addition, a complete list of each Portfolio's portfolio holdings for each calendar month will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Portfolio or Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Portfolio in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Portfolios are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER


The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Portfolios described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The Adviser's Investment Strategies Team is responsible for making the day-to-day investment decisions for each Portfolio.

The table below tells you which portfolio manager is responsible for making the day-to-day investment decisions for each Portfolio. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

  PORTFOLIO                                              PORTFOLIO MANAGER
  NATIONS LIFEGOAL GROWTH PORTFOLIO                      VIKRAM KURIYAN



  NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO             VIKRAM KURIYAN



  NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO           VIKRAM KURIYAN

                              LENGTH OF SERVICE               BUSINESS EXPERIENCE
  PORTFOLIO MANAGER             WITH THE FUND             DURING THE PAST FIVE YEARS
  VIKRAM KURIYAN        NATIONS LIFEGOAL                 COLUMBIA
                        GROWTH PORTFOLIO                 MANAGEMENT--PORTFOLIO MANAGER
                        SINCE AUGUST 2004                SINCE 2000



                        NATIONS LIFEGOAL
                        BALANCED GROWTH PORTFOLIO
                        SINCE AUGUST 2004



                        NATIONS LIFEGOAL
                        INCOME AND GROWTH PORTFOLIO
                        SINCE AUGUST 2004

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. The Adviser has also agreed to pay all other Portfolio expenses, except taxes, brokerage fees and commissions, extraordinary expenses, and any distribution (12b-1), shareholder servicing or shareholder administration fees.

The following chart shows the maximum advisory fee the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Portfolios' last fiscal year. Certain Portfolios have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Portfolios for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS LIFEGOAL GROWTH PORTFOLIO                           0.25%        0.25%



  NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO                  0.25%        0.25%



  NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO                0.25%        0.25%

INVESTMENT SUB-ADVISERS


Nations Funds and the Adviser may engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and Nations Funds have applied for relief from the SEC to permit the Portfolios to act on many of the Adviser's recommendations with approval only by the Board and not by Portfolio shareholders. The Adviser or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Portfolios are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Portfolios, and is responsible for overseeing the administrative operations of the Portfolios. Columbia Management Advisors, Inc. does not receive any fees for the administrative services it provides to the Portfolios.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(CHOOSING A SHARE CLASS GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Portfolios, you'll need to choose a share class. There are three classes of shares of each Portfolio offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below compares the charges and fees and other features of the share classes.

                                CLASS A             CLASS B             CLASS C
                                 SHARES              SHARES              SHARES
  MAXIMUM AMOUNT YOU CAN
  BUY                           NO LIMIT            $50,000            $1 MILLION



  MAXIMUM FRONT-END SALES
  CHARGE                         5.75%                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE                        NONE(1)             5.00%(2)            1.00%(3)



  MAXIMUM ANNUAL                               0.75% DISTRIBUTION  0.75% DISTRIBUTION
  DISTRIBUTION AND         0.25% DISTRIBUTION   (12B-1) FEE AND     (12B-1) FEE AND
  SHAREHOLDER SERVICING     (12B-1)/SERVICE          0.25%               0.25%
  FEES                            FEE             SERVICE FEE         SERVICE FEE



  CONVERSION FEATURE              NONE                YES                 NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Class C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Portfolio will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Portfolios, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Portfolios. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Portfolios, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C Shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(ABOUT CLASS A     ABOUT CLASS A SHARES
  SHARES GRAPHIC)

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you received shares from reinvested distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                      SALES CHARGE(1)    AMOUNT RETAINED
                                    SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                     AS A % OF THE      NET AMOUNT        AS A % OF THE
         AMOUNT YOU BOUGHT          OFFERING PRICE       INVESTED        OFFERING PRICE
         $0 - $49,999                    5.75%             6.10%              5.00%



         $50,000 - $99,999               4.50%             4.71%              3.75%



         $100,000 - $249,999             3.50%             3.63%              2.75%



         $250,000 - $499,999             2.50%             2.56%              2.00%



         $500,000 - $999,999             2.00%             2.04%              1.75%



         $1,000,000 OR MORE              0.00%             0.00%              1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      Your selling agent receives a cumulative commission from the Distributor when you purchase $1 million or more of Class A shares, as follows:

         $0 - $2,999,999                                                1.00%



         $3 MILLION - $49,999,999                                       0.50%



         $50 MILLION OR MORE                                            0.25%




      The commission to selling agents for Class A share purchases of $50 million or more is paid beginning in the 13th month but only to the extent the shares remain outstanding. For certain group retirement plans, selling agents will receive a 1% finder's fee from $0-$3 million.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------


(About Class B     ABOUT CLASS B SHARES
  Shares GRAPHIC)

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Nations Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                          YOU'LL PAY A CDSC OF:
         ----------------------------------------------------------------------------------------
                                               SHARES YOU         SHARES YOU BOUGHT BETWEEN
                                              BOUGHT AFTER         8/1/1998 AND 11/15/1998
                                               11/15/1998         IN THE FOLLOWING AMOUNTS:
                                              ------------   ------------------------------------
                                                               $0 -     $250,000 -    $500,000 -
                                                             $249,999    $499,999      $999,999
         THE FIRST YEAR YOU OWN THEM              5.0%         5.0%         3.0%          2.0%



         THE SECOND YEAR YOU OWN THEM             4.0%         4.0%         2.0%          1.0%



         THE THIRD YEAR YOU OWN THEM              3.0%         3.0%         1.0%          NONE



         THE FOURTH YEAR YOU OWN THEM             3.0%         3.0%         NONE          NONE



         THE FIFTH YEAR YOU OWN THEM              2.0%         2.0%         NONE          NONE



         THE SIXTH YEAR YOU OWN THEM              1.0%         1.0%         NONE          NONE



         AFTER SIX YEARS OF OWNING THEM           NONE         NONE         NONE          NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Class A shares according to the following schedule:

                                                        WILL CONVERT TO CLASS A SHARES
         CLASS B SHARES YOU BOUGHT                        AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                  EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
           $0 -- $249,999                                         NINE YEARS
           $250,000 -- $499,999                                    SIX YEARS
           $500,000 -- $999,999                                   FIVE YEARS



         BEFORE AUGUST 1, 1997                                    NINE YEARS

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Nations Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


(About Class C     ABOUT CLASS C SHARES
  shares GRAPHIC)

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. PURCHASES OVER $1 MILLION MAY BE REJECTED.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a waived or reduced front-end sales charge, (often referred to as "breakpoint discounts"), or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and at www.nationsfunds.com and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

      The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Nations Funds.

      The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Nations Fund family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Portfolio is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Portfolio or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Portfolio's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

      FRONT-END SALES CHARGES



      (Class A shares)

      There are two ways you can lower the front-end sales charge you pay on Class A shares:

        - RIGHTS OF ACCUMULATION
        The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Portfolio will use the shares' current public offering price.
        - STATEMENT OF INTENT
        You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

         - WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?
          The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

           - Individual accounts

           - Joint accounts

           - Certain IRA accounts

           - Certain trusts

           - UTMA/UGMA accounts

          For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Nations Fund shares. The value of your investment in a Nations Money Market Fund held in an eligible account may be aggregated with your investments in other funds in the Nations Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount.

         - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?
          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Nations Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

         - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?
          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.nationsfunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Portfolios within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Nations Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Portfolios

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

        - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Class A shares of Nations Funds
              (except Money Market Funds), or

            - sign a letter of intent to buy at least $500,000 of Class A shares of Nations Funds (except Money Market Funds), or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with the Portfolio or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A shares of the same Portfolio. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES
      (Class A, Class B and Class C shares)

      You won't pay a CDSC on the following transactions:

      DEATH:  CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm
      (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Nations Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(Buying, selling and exchanging shares GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Portfolios through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Portfolios also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Portfolios offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Portfolio's or Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio or Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolios are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolios to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios or Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Portfolio or Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Portfolio are not affected by any of these limits. For these purposes, a "round trip" is a purchase by any means into a Portfolio or Fund followed by a redemption, of any amount, by any means out of the same Portfolio or Fund. Under this definition, a exchange into a Portfolio or Fund followed by a exchange out of the same Portfolio or Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Portfolio or Fund which may result in certain shareholders being able to market time a Portfolio or Fund while the shareholders in that Fund bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A. You can invest up to
                                         - $25 for traditional and Roth IRAs,       $50,000 in Class B shares. Class C
                                         and Coverdell Education Savings            share purchases are limited to $1
                                           Accounts                                 million.
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan
                                           accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50

Selling shares    In a lump sum          - shares sold by telephone are limited     A Fund will generally send proceeds
                                         to $100,000 in a 30-day period             from the sale to you within seven days
                                         - other restrictions may apply to          (usually on the next business day after
                                           withdrawals from retirement plan         your request is received in "good
                                           accounts                                 form"). However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                         fee based accounts                         withdrawals any day of the month on a
                                                                                    monthly, quarterly or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a class.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class A
  shares                                   exchanges                                shares for Class A shares of any other
                                                                                    Portfolio or Fund distributed by the
                                                                                    Distributor. Some exceptions apply.
                                                                                    You can generally exchange your Class B
                                                                                    shares for Class B shares of any other
                                                                                    Portfolio or Fund distributed by the
                                                                                    Distributor. Some exceptions apply.
                                                                                    You can generally exchange your Class C
                                                                                    shares for Class C shares of any other
                                                                                    Portfolio or Fund distributed by the
                                                                                    Distributor. Some exceptions apply.
                                                                                    You won't pay a front-end sales charge
                                                                                    or CDSC on the shares you're
                                                                                    exchanging. There may be an additional
                                                                                    sales charge if exchanging from a Money
                                                                                    Market Fund. Redemption fees may apply.

                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Portfolio at the end of each business day. The net asset value per share of a Portfolio is based on the net asset value per share of the Nations Funds the Portfolio invests in.

We calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Portfolios, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts or for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Account.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Portfolios you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION
 ABOUT TELEPHONE ORDERS,
 SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Portfolios, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Portfolio receives your order in good form.

        - You can sell up to $100,000 of shares by telephone in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Fund's transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Portfolio is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES       EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Portfolio to buy shares of another Portfolio or Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of a Portfolio for Class A shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Portfolio or Fund you're exchanging (unless your initial purchase of Class A shares was of a Nations Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of a Portfolio for Class B shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Class C shares of a Nations Money Market Fund through an exchange of Class B shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Class C shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of a Portfolio for Class C shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Your selling and servicing agents usually receive compensation based on your investment in the Portfolios. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Portfolio. The amount of this commission depends on which share class you choose:

  - up to 5.00% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 4.00% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Investor B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                                 MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                    AND SHAREHOLDER SERVICING FEES
                             (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES     0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                     SERVICING FEE



  CLASS B SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE



  CLASS C SHARES     0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                     FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Portfolios' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolios pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Portfolios

  - additional amounts on all sales of shares:

      - up to 1.00% of the offering price per share of Class A shares

      - up to 1.00% of the net asset value per share of Class B shares

      - up to 1.00% of the net asset value per share of Class C shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Portfolios, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Portfolios for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Portfolios, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Portfolios, including, for example, presenting Portfolios on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Portfolios and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(DISTRIBUTION AND TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Portfolios normally declare and pay distributions of net investment income quarterly, and distribute any net realized capital gain at least once a year. The Portfolios may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Portfolio usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Portfolio shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Portfolio.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the realized gain. This distribution is also subject to tax. The Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Portfolio's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Portfolio's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges. Also, if you're an individual Portfolio shareholder, your distributions attributable to dividends received by the Portfolio from certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS LIFEGOAL GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.28                $7.82               $10.68               $10.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.04                 0.02                 0.02                 --##
  Net realized and unrealized gain/(loss)
    on investments                               0.95                 3.46                (2.87)                0.32
  Net increase/(decrease) in net assets
    resulting from investment operations         0.99                 3.48                (2.85)                0.32
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.08)               (0.02)               (0.01)               (0.03)
  Distributions from net realized gains           --                   --                   --                   --
  Total distributions                           (0.08)               (0.02)               (0.01)               (0.03)
  Net asset value, end of year                  $12.19               $11.28                $7.82               $10.68
  TOTAL RETURN++                                 8.76%               44.51%              (26.68)%               3.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $93,070              $64,267              $21,559              $16,967
  Ratio of operating expenses to average
    net assets+++                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        0.37%                0.20%                0.20%                0.00%
  Portfolio turnover rate                         13%                  6%                   13%                  33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.50%                0.50%                0.50%                0.50%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.48
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.07
  Net realized and unrealized gain/(loss)
    on investments                               (2.26)
  Net increase/(decrease) in net assets
    resulting from investment operations         (2.19)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.05)
  Distributions from net realized gains          (2.85)
  Total distributions                            (2.90)
  Net asset value, end of year                   $10.39
  TOTAL RETURN++                                (16.50)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $9,728
  Ratio of operating expenses to average
    net assets+++                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         0.56%
  Portfolio turnover rate                          58%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.50%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.

NATIONS LIFEGOAL GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.91                $7.61               $10.46               $10.23
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.04)               (0.05)               (0.04)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               0.91                 3.35                (2.81)                0.30
  Net increase/(decrease) in net assets
    resulting from investment operations         0.87                 3.30                (2.85)                0.23
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.06)                --##                  --                  --##
  Distributions from net realized gains           --                   --                   --                   --
  Total distributions                           (0.06)                --##                  --                  --##
  Net asset value, end of year                  $11.72               $10.91                $7.61               $10.46
  TOTAL RETURN++                                 7.95%               43.39%              (27.25)%               2.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $119,995              $88,969              $35,069              $29,079
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                       (0.38)%              (0.55)%              (0.55)%              (0.75)%
  Portfolio turnover rate                         13%                  6%                   13%                  33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.02
  Net realized and unrealized gain/(loss)
    on investments                               (2.28)
  Net increase/(decrease) in net assets
    resulting from investment operations         (2.26)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.01)
  Distributions from net realized gains          (2.85)
  Total distributions                            (2.86)
  Net asset value, end of year                   $10.23
  TOTAL RETURN++                                (17.18)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $14,753
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                        (0.19)%
  Portfolio turnover rate                          58%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.

NATIONS LIFEGOAL GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $10.85                $7.57               $10.40               $10.18
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  (0.04)               (0.04)               (0.04)               (0.07)
  Net realized and unrealized gain/(loss)
    on investments                               0.91                 3.32                (2.79)                0.29
  Net increase/(decrease) in net assets
    resulting from investment operations         0.87                 3.28                (2.83)                0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.06)                --##                  --                  --##
  Distributions from net realized gains           --                   --                   --                   --
  Total distributions                           (0.06)                --##                  --                  --##
  Net asset value, end of year                  $11.66               $10.85                $7.57               $10.40
  TOTAL RETURN++                                 8.00%               43.38%              (27.21)%               2.16%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $36,008              $19,340              $4,559               $3,436
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                       (0.38)%              (0.55)%              (0.55)%              (0.75)%
  Portfolio turnover rate                         13%                  6%                   13%                  33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $15.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.03
  Net realized and unrealized gain/(loss)
    on investments                               (2.29)
  Net increase/(decrease) in net assets
    resulting from investment operations         (2.26)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.01)
  Distributions from net realized gains          (2.85)
  Total distributions                            (2.86)
  Net asset value, end of year                   $10.18
  TOTAL RETURN++                                (17.18)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $2,198
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                        (0.19)%
  Portfolio turnover rate                          58%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.

NATIONS LIFEGOAL BALANCED
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.20                $8.79               $10.41               $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.16                 0.15                 0.16                 0.27
  Net realized and unrealized gain/(loss)
    on investments                               0.47                 2.44                (1.59)                0.19
  Net increase/(decrease) in net assets
    resulting from investment operations         0.63                 2.59                (1.43)                0.46
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.22)               (0.17)               (0.19)               (0.29)
  Distributions from net realized gains         (0.11)               (0.01)                 --                 (0.11)
  Total distributions                           (0.33)               (0.18)               (0.19)               (0.40)
  Net asset value, end of year                  $11.50               $11.20                $8.79               $10.41
  TOTAL RETURN++                                 5.75%               29.60%              (13.77)%               4.52%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $156,938             $111,325              $37,750              $11,343
  Ratio of operating expenses to average
    net assets+++                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        1.45%                1.38%                1.72%                2.77%
  Portfolio turnover rate                         17%                  24%                  26%                 117%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.50%                0.50%                0.50%                0.50%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $11.99
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.40
  Net realized and unrealized gain/(loss)
    on investments                               (0.69)
  Net increase/(decrease) in net assets
    resulting from investment operations         (0.29)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.40)
  Distributions from net realized gains          (0.95)
  Total distributions                            (1.35)
  Net asset value, end of year                   $10.35
  TOTAL RETURN++                                 (2.61)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $4,308
  Ratio of operating expenses to average
    net assets+++                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         3.44%
  Portfolio turnover rate                         106%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.50%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS LIFEGOAL BALANCED
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.16                $8.77               $10.39               $10.35
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.08                 0.07                 0.09                 0.20
  Net realized and unrealized gain/(loss)
    on investments                               0.46                 2.43                (1.57)                0.17
  Net increase/(decrease) in net assets
    resulting from investment operations         0.54                 2.50                (1.48)                0.37
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)               (0.10)               (0.14)               (0.22)
  Distributions from net realized gains         (0.11)               (0.01)                 --                 (0.11)
  Total distributions                           (0.25)               (0.11)               (0.14)               (0.33)
  Net asset value, end of year                  $11.45               $11.16                $8.77               $10.39
  TOTAL RETURN++                                 4.94%               28.63%              (14.33)%               3.62%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $271,691             $208,372              $87,911              $33,519
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                        0.70%                0.63%                0.97%                2.02%
  Portfolio turnover rate                         17%                  24%                  26%                 117%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.32
  Net realized and unrealized gain/(loss)
    on investments                               (0.70)
  Net increase/(decrease) in net assets
    resulting from investment operations         (0.38)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.32)
  Distributions from net realized gains          (0.95)
  Total distributions                            (1.27)
  Net asset value, end of year                   $10.35
  TOTAL RETURN++                                 (3.37)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $13,676
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                         2.69%
  Portfolio turnover rate                         106%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS LIFEGOAL BALANCED
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05#            03/31/04#            03/31/03#            03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.26                $8.85               $10.49               $10.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.08                 0.08                 0.09                 0.20
  Net realized and unrealized gain/(loss)
    on investments                               0.47                 2.45                (1.60)                0.18
  Net increase/(decrease) in net assets
    resulting from investment operations         0.55                 2.53                (1.51)                0.38
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.14)               (0.11)               (0.13)               (0.22)
  Distributions from net realized gains         (0.11)               (0.01)                 --                 (0.11)
  Total distributions                           (0.25)               (0.12)               (0.13)               (0.33)
  Net asset value, end of year                  $11.56               $11.26                $8.85               $10.49
  TOTAL RETURN++                                 4.99%               28.67%              (14.41)%               3.66%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $62,615              $39,204              $7,620               $3,655
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                        0.70%                0.63%                0.97%                2.02%
  Portfolio turnover rate                         17%                  24%                  26%                 117%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $12.09
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.34
  Net realized and unrealized gain/(loss)
    on investments                               (0.73)
  Net increase/(decrease) in net assets
    resulting from investment operations         (0.39)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.31)
  Distributions from net realized gains          (0.95)
  Total distributions                            (1.26)
  Net asset value, end of year                   $10.44
  TOTAL RETURN++                                 (3.43)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,613
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                         2.69%
  Portfolio turnover rate                         106%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS LIFEGOAL INCOME AND
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.11                $9.67               $10.41               $10.43
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.23                 0.22                 0.24                 0.36
  Net realized and unrealized gain/(loss)
    on investments                               0.10                 1.50                (0.71)                0.01
  Net increase/(decrease) in net assets
    resulting from investment operations         0.33                 1.72                (0.47)                0.37
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.28)               (0.22)               (0.24)               (0.34)
  Distributions from net realized gains         (0.12)               (0.06)               (0.03)               (0.05)
  Total distributions                           (0.40)               (0.28)               (0.27)               (0.39)
  Net asset value, end of year                  $11.04               $11.11                $9.67               $10.41
  TOTAL RETURN++                                 3.05%               17.93%               (4.49)%               3.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $42,816              $33,141              $11,027              $4,241
  Ratio of operating expenses to average
    net assets+++                                0.50%                0.50%                0.50%                0.50%
  Ratio of net investment income/(loss)
    to average net assets                        2.03%                1.95%                2.47%                3.56%
  Portfolio turnover rate                         34%                  14%                  34%                  37%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    0.50%                0.50%                0.50%                0.50%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.51
  Net realized and unrealized gain/(loss)
    on investments                               (0.06)
  Net increase/(decrease) in net assets
    resulting from investment operations          0.45
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.47)
  Distributions from net realized gains          (0.24)
  Total distributions                            (0.71)
  Net asset value, end of year                   $10.43
  TOTAL RETURN++                                  4.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,487
  Ratio of operating expenses to average
    net assets+++                                 0.50%
  Ratio of net investment income/(loss)
    to average net assets                         4.80%
  Portfolio turnover rate                          35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     0.50%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS LIFEGOAL INCOME AND
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.08                $9.66               $10.41               $10.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.14                 0.13                 0.17                 0.29
  Net realized and unrealized gain/(loss)
    on investments                               0.11                 1.50                (0.71)                 --
  Net increase/(decrease) in net assets
    resulting from investment operations         0.25                 1.63                (0.54)                0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.20)               (0.15)               (0.18)               (0.27)
  Distributions from net realized gains         (0.12)               (0.06)               (0.03)               (0.05)
  Total distributions                           (0.32)               (0.21)               (0.21)               (0.32)
  Net asset value, end of year                  $11.01               $11.08                $9.66               $10.41
  TOTAL RETURN++                                 2.30%               16.94%               (5.20)%               2.77%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $85,762              $80,486              $43,905              $13,926
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                        1.28%                1.20%                1.72%                2.81%
  Portfolio turnover rate                         34%                  14%                  34%                  37%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.70
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.43
  Net realized and unrealized gain/(loss)
    on investments                               (0.06)
  Net increase/(decrease) in net assets
    resulting from investment operations          0.37
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.39)
  Distributions from net realized gains          (0.24)
  Total distributions                            (0.63)
  Net asset value, end of year                   $10.44
  TOTAL RETURN++                                  3.55%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $5,391
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                         4.05%
  Portfolio turnover rate                          35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS LIFEGOAL INCOME AND
GROWTH PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $11.03                $9.62               $10.37               $10.40
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.14                 0.13                 0.17                 0.29
  Net realized and unrealized gain/(loss)
    on investments                               0.11                 1.49                (0.71)                 --
  Net increase/(decrease) in net assets
    resulting from investment operations         0.25                 1.62                (0.54)                0.29
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.20)               (0.15)               (0.18)               (0.27)
  Distributions from net realized gains         (0.12)               (0.06)               (0.03)               (0.05)
  Total distributions                           (0.32)               (0.21)               (0.21)               (0.32)
  Net asset value, end of year                  $10.96               $11.03                $9.62               $10.37
  TOTAL RETURN++                                 2.32%               16.95%               (5.23)%               2.77%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $17,708              $17,469              $5,066               $1,829
  Ratio of operating expenses to average
    net assets+++                                1.25%                1.25%                1.25%                1.25%
  Ratio of net investment income/(loss)
    to average net assets                        1.28%                1.20%                1.72%                2.81%
  Portfolio turnover rate                         34%                  14%                  34%                  37%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                    1.25%                1.25%                1.25%                1.25%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $10.67
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.43
  Net realized and unrealized gain/(loss)
    on investments                               (0.07)
  Net increase/(decrease) in net assets
    resulting from investment operations          0.36
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.39)
  Distributions from net realized gains          (0.24)
  Total distributions                            (0.63)
  Net asset value, end of year                   $10.40
  TOTAL RETURN++                                  3.50%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $1,051
  Ratio of operating expenses to average
    net assets+++                                 1.25%
  Ratio of net investment income/(loss)
    to average net assets                         4.05%
  Portfolio turnover rate                          35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                     1.25%

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Portfolio, including investment advisory fees and other Portfolio costs, on the Portfolios' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in each class of the Portfolios assuming a 5% return each year, the hypothetical year-end balance fees and before expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for each Portfolio, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS LIFEGOAL GROWTH PORTFOLIO -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.39%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.61%            $ 9,765.24      $  708.37
       2           10.25%            $10,391.06              7.35%            $10,117.77      $  138.19
       3           15.76%            $10,910.62             11.23%            $10,483.02      $  143.18
       4           21.55%            $11,456.15             15.24%            $10,861.46      $  148.34
       5           27.63%            $12,028.95             19.40%            $11,253.55      $  153.70
       6           34.01%            $12,630.40             23.71%            $11,659.81      $  159.25
       7           40.71%            $13,261.92             28.18%            $12,080.73      $  165.00
       8           47.75%            $13,925.02             32.80%            $12,516.84      $  170.95
       9           55.13%            $14,621.27             37.60%            $12,968.70      $  177.12
      10           62.89%            $15,352.33             42.57%            $13,436.87      $  183.52
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,011.87
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,147.62

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE PORTFOLIO.

NATIONS LIFEGOAL GROWTH PORTFOLIO -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.14%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.86%            $10,286.00      $  217.06
       2           10.25%            $11,025.00              5.80%            $10,580.18      $  223.27
       3           15.76%            $11,576.25              8.83%            $10,882.77      $  229.65
       4           21.55%            $12,155.06             11.94%            $11,194.02      $  236.22
       5           27.63%            $12,762.82             15.14%            $11,514.17      $  242.98
       6           34.01%            $13,400.96             18.43%            $11,843.47      $  249.93
       7           40.71%            $14,071.00             21.82%            $12,182.20      $  257.07
       8           47.75%            $14,774.55             25.31%            $12,530.61      $  264.43
       9           55.13%            $15,513.28             29.82%            $12,981.71      $  178.59
      10           62.89%            $16,288.95             34.49%            $13,449.05      $  185.02
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,449.05
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,284.21

NATIONS LIFEGOAL GROWTH PORTFOLIO -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.14%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.86%            $10,286.00      $  217.06
       2           10.25%            $11,025.00              5.80%            $10,580.18      $  223.27
       3           15.76%            $11,576.25              8.83%            $10,882.77      $  229.65
       4           21.55%            $12,155.06             11.94%            $11,194.02      $  236.22
       5           27.63%            $12,762.82             15.14%            $11,514.17      $  242.98
       6           34.01%            $13,400.96             18.43%            $11,843.47      $  249.93
       7           40.71%            $14,071.00             21.82%            $12,182.20      $  257.07
       8           47.75%            $14,774.55             25.31%            $12,530.61      $  264.43
       9           55.13%            $15,513.28             28.89%            $12,888.98      $  271.99
      10           62.89%            $16,288.95             32.58%            $13,257.61      $  279.77
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,257.61
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,472.37

NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT        ASSUMED RATE OF RETURN
              1.29%                             $10,000.00                                5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $ 9,896.25              3.71%             $ 9,774.67        $  698.84
       2           10.25%             $10,391.06              7.56%             $10,137.31        $  128.43
       3           15.76%             $10,910.62             11.55%             $10,513.40        $  133.20
       4           21.55%             $11,456.15             15.69%             $10,903.45        $  138.14
       5           27.63%             $12,028.95             19.98%             $11,307.97        $  143.26
       6           34.01%             $12,630.40             24.43%             $11,727.49        $  148.58
       7           40.71%             $13,261.92             29.05%             $12,182.58        $  154.09
       8           47.75%             $13,925.02             33.83%             $12,613.81        $  159.81
       9           55.13%             $14,621.27             38.80%             $13,081.79        $  165.74
      10           62.89%             $15,352.33             43.95%             $13,567.12        $  171.89
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 4,142.12
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $2,041.97

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE PORTFOLIO.

NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO -- CLASS B SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT        ASSUMED RATE OF RETURN
              2.04%                             $10,000.00                                5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              2.96%             $10,296.00        $  207.02
       2           10.25%             $11,025.00              6.01%             $10,600.76        $  213.15
       3           15.76%             $11,576.25              9.15%             $10,914.54        $  219.46
       4           21.55%             $12,155.06             12.38%             $11,237.61        $  225.95
       5           27.63%             $12,762.82             15.70%             $11,570.25        $  232.64
       6           34.01%             $13,400.96             19.13%             $11,912.73        $  239.53
       7           40.71%             $14,071.00             22.65%             $12,265.34        $  246.62
       8           47.75%             $14,774.55             26.28%             $12,628.40        $  253.92
       9           55.13%             $15,513.28             30.96%             $13,095.65        $  167.21
      10           62.89%             $16,288.95             35.80%             $13,580.19        $  173.39
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 3,580.19
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $2,178.87

NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              2.04%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              2.96%            $10,296.00      $  207.02
       2           10.25%            $11,025.00              6.01%            $10,600.76      $  213.15
       3           15.76%            $11,576.25              9.15%            $10,914.54      $  219.46
       4           21.55%            $12,155.06             12.38%            $11,237.61      $  225.95
       5           27.63%            $12,762.82             15.70%            $11,570.25      $  232.64
       6           34.01%            $13,400.96             19.13%            $11,912.73      $  239.53
       7           40.71%            $14,071.00             22.65%            $12,265.34      $  246.62
       8           47.75%            $14,774.55             26.28%            $12,628.40      $  253.92
       9           55.13%            $15,513.28             30.02%            $13,002.20      $  261.43
      10           62.89%            $16,288.95             33.87%            $13,387.06      $  269.17
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,387.06
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,368.88

NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.16%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $ 9,896.25              3.84%            $ 9,786.92      $  686.43
       2           10.25%            $10,391.06              7.83%            $10,162.74      $  115.71
       3           15.76%            $10,910.62             11.97%            $10,552.99      $  120.15
       4           21.55%            $11,456.15             16.27%            $10,958.22      $  124.77
       5           27.63%            $12,028.95             20.73%            $11,379.02      $  129.56
       6           34.01%            $12,630.40             25.37%            $11,815.97      $  134.53
       7           40.71%            $13,261.92             30.18%            $12,269.70      $  139.70
       8           47.75%            $13,925.02             35.18%            $12,740.86      $  145.06
       9           55.13%            $14,621.27             40.37%            $13,230.11      $  150.63
      10           62.89%            $15,352.33             45.76%            $13,738.15      $  156.42
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 5,927.33
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,313.15
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,902.95

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE PORTFOLIO.

NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.91%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.09%            $10,309.00      $  193.95
       2           10.25%            $11,025.00              6.28%            $10,627.55      $  199.94
       3           15.76%            $11,576.25              9.56%            $10,955.94      $  206.12
       4           21.55%            $12,155.06             12.94%            $11,294.48      $  212.49
       5           27.63%            $12,762.82             16.43%            $11,643.48      $  219.06
       6           34.01%            $13,400.96             20.03%            $12,003.26      $  225.83
       7           40.71%            $14,071.00             23.74%            $12,374.16      $  232.80
       8           47.75%            $14,774.55             27.57%            $12,756.52      $  240.00
       9           55.13%            $15,513.28             32.44%            $13,243.82      $  153.40
      10           62.89%            $16,288.95             37.50%            $13,749.74      $  159.26
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,749.74
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,042.86

NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.91%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.09%            $10,309.00      $  193.95
       2           10.25%            $11,025.00              6.28%            $10.627.55      $  199.94
       3           15.76%            $11,576.25              9.56%            $10,955.94      $  206.12
       4           21.55%            $12,155.06             12.94%            $11,294.48      $  212.49
       5           27.63%            $12,762.82             16.43%            $11,643.48      $  219.06
       6           34.01%            $13,400.96             20.03%            $12,003.26      $  225.83
       7           40.71%            $14,071.00             23.74%            $12,374.16      $  232.80
       8           47.75%            $14,774.55             27.57%            $12,756.52      $  240.00
       9           55.13%            $15,513.28             31.51%            $13,150.70      $  247.41
      10           62.89%            $16,288.95             35.57%            $13,557.06      $  255.06
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,557.06
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,232.67

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolios.



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Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations LifeGoal Portfolios in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Portfolios and their policies.
                   The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.345.6611

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
LGPROIX-0805


                                                            (NATIONS FUNDS LOGO)

       Nations LifeGoal(R) Income Portfolio
       -------------------------------------------------------------------------
       Prospectus -- Class A, B and C Shares
       August 1, 2005

(NATIONS FUNDS LOGO)



THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 51.

YOUR INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIO AND THE UNDERLYING FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations LifeGoal Income Portfolio. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

The Portfolio invests in a mix of Money Market, Government & Corporate Bond, Stock Funds, Fixed Income Sector Portfolios and other individual securities like money market instruments, bonds and equities using an asset allocation approach.

ABOUT ASSET ALLOCATION

Asset allocation is the process of creating a diversified portfolio by investing in different asset classes -- for example, money market instruments, fixed income securities and equity securities -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how the Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like high yield and investment grade bonds, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall Portfolio volatility.

ABOUT THE PORTFOLIO

The Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The performance of the Portfolio depends on many factors, including its allocation strategy and the performance of the Funds and other securities it invests in. In general, the more the Portfolio allocates to Stock Funds and equity securities, the greater the potential return and the greater the risk of a decline in share price. The more the Portfolio allocates to Government & Corporate Bond Funds, fixed income securities, Money Market Funds and money market instruments, generally the greater the potential for price stability and the lower the potential return. There's always a risk, however, that you'll lose money or that you may not earn as much as you expect.

The Portfolio focuses on current income. It normally allocates a majority of its assets to Funds which invest in fixed income securities, but may also allocate some assets to Funds that invest in equities, money market instruments and individual securities.

IS LIFEGOAL RIGHT FOR YOU?

When you're choosing a mutual fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Nations LifeGoal Income Portfolio may be suitable for you if:

  - you have longer-term investment goals

  - it is part of a balanced portfolio

  - you're looking for a regular stream of income

It may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

You'll find a discussion of the Portfolio's investment objective, principal investment strategies and risks in the Portfolio description that starts on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolio, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Portfolio in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolio
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO THE PORTFOLIO. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 18.

--------------------------------------------------------------------------------


NATIONS LIFEGOAL INCOME PORTFOLIO                                5
------------------------------------------------------------------
ABOUT THE UNDERLYING FUNDS                                      12
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     16
------------------------------------------------------------------
HOW THE PORTFOLIO IS MANAGED                                    18

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        20
     About Class A shares                                       21
        Front-end sales charge                                  21
        Contingent deferred sales charge                        22
     About Class B shares                                       23
        Contingent deferred sales charge                        23
     About Class C shares                                       24
        Contingent deferred sales charge                        24
        When you might not have to pay a sales                  24
           charge
  Buying, selling and exchanging shares                         30
     How orders are processed                                   34
  How selling and servicing agents are paid                     40
  Distributions and taxes                                       42
  Legal matters                                                 44
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            45
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            48
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   51
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS LIFEGOAL INCOME PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 18.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks current income through investments primarily in fixed income and income-oriented equity securities consistent with moderate fluctuation of principal.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests a majority of its assets in Class Z shares of
                   Government & Corporate Bond Funds, but may also invest in Stock and Money Market
                   Funds, Fixed Income Sector Portfolios advised by the Adviser and individual securities.

The team uses asset allocation as a primary investment approach. It:

  - allocates assets among Fund and individual security categories, within the target allocations set for the Portfolio. It bases its allocations on the Portfolio's investment objective, historical returns for each asset class and on its outlook for the economy

  - chooses Funds and individual securities within each category and the amount it will allocate to each, looking at each Fund's (or individual security's) historical returns, as well as the expected performance of the mix of Funds (or individual securities)

  - reviews the allocations to Funds and individual securities on an ongoing basis, and may change these allocations when it believes it's appropriate to do so

The actual amount invested in each Fund (or individual security) or category of Funds (or category of individual securities) may vary from the allocations set by the team, depending on how the Funds or individual securities perform, and for other reasons. The team may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund or individual security category than in the target allocation, the team may allocate money coming into the Portfolio to the other Fund or individual security categories

  - if there are fewer assets in a Fund or individual security category than in the target allocation, it may allocate money coming into the Portfolio to that Fund or security category

The Portfolio normally sells securities or a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

In addition to the individual securities identified on page 6, the Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may invest in futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Portfolio may invest in private placements to seek to enhance its yield. The Portfolio may gain additional exposure to these types of instruments through the Underlying Funds in which it may invest.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

  NATIONS LIFEGOAL INCOME PORTFOLIO                           TARGET ALLOCATION FOR EACH
  CAN INVEST IN THE FOLLOWING FUNDS OR INDIVIDUAL SECURITIES          CATEGORY:



  GOVERNMENT & CORPORATE BOND FUNDS                                     0-100%
    NATIONS SHORT-TERM INCOME FUND
    NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND
    NATIONS GOVERNMENT SECURITIES FUND
    NATIONS INTERMEDIATE BOND FUND
    NATIONS BOND FUND
    CORPORATE BOND PORTFOLIO
    MORTGAGE- & ASSET-BACKED PORTFOLIO



  HIGH YIELD BOND FUND                                                   0-35%
    NATIONS HIGH YIELD BOND FUND



  MONEY MARKET FUND                                                      0-35%
    NATIONS CASH RESERVES



  CONVERTIBLE SECURITIES FUND                                            0-20%
    NATIONS CONVERTIBLE SECURITIES FUND



  STOCK FUNDS                                                            0-20%
    NATIONS VALUE FUND
    NATIONS MIDCAP VALUE FUND
    NATIONS SMALLCAP VALUE FUND



  INDIVIDUAL SECURITIES*                                                0-100%

*INDIVIDUAL SECURITIES INCLUDE, WITHOUT LIMITATION, THE FOLLOWING CATEGORIES:
 MONEY MARKET INSTRUMENTS, INVESTMENT GRADE BONDS AND NOTES, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, HIGH YIELD DEBT SECURITIES, INTERNATIONAL BONDS, INCOME-ORIENTED EQUITIES, CONVERTIBLE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS (OR REITS).

The team will invest a minimum of 50% of the Portfolio's investable assets in investment grade fixed income securities (either through an underlying Nations Fund or through individual securities). The team will invest no more than 30% of the Portfolio's investable assets in a combination of income-oriented equity securities and REITs, however, the team will not invest more than 20% of the Portfolio's investable assets in REITs. The team may substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THE PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LifeGoal Income Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team uses an asset allocation strategy to try to achieve current income. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds or individual securities the Portfolio invests in will not produce the returns the team expects, or will fall in value.

      - INTEREST RATE RISK -- The Portfolio may allocate assets to fixed income securities or to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Portfolio may allocate assets to fixed income securities or to Funds that may invest in fixed income securities, which could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio may allocate assets to non-investment grade securities or to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio may allocate assets to derivatives or to Funds that use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio may allocate assets to convertible securities or to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - REBALANCING POLICY -- The actual amount in each Fund (or security) or category of Funds (or category of security) may vary from the target allocations set by the team. This could continue for some time.

      - STOCK MARKET RISK -- The Portfolio may allocate assets to income-oriented equities or to Funds that invest in income-oriented equities. The value of the income-oriented equities the Portfolio invests in directly and the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- The Portfolio may allocate assets to foreign securities or to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A
                   PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT
                   WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2004
               ----
               4.59%



              *Year-to-date return as of June 30, 2005: 0.33%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:           2.22%
         WORST: 2ND QUARTER 2004:         -1.04%

--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. SHARE CLASS RETURNS MAY VARY BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Class A shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the average annual total returns before taxes for Class B shares and Class C shares of the Portfolio, however, it does not show after-tax returns for those classes and those classes' after-tax returns each will vary from the after-tax returns shown for the Class A shares of the Portfolio. The table also shows the returns for each period for the Lehman Brothers U.S. Aggregate 1-3 Years Index, an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life, and the Blended 80% Lehman Brothers U.S. Aggregate 1-3 Years Index/20% Lehman Brothers U.S. High Yield Index. The Lehman Brothers U.S. High Yield Index is an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                         LIFE OF
                                                              1 YEAR    PORTFOLIO*
         CLASS A SHARES RETURNS BEFORE TAXES                    1.23%     3.68%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS   -0.28%     2.17%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF PORTFOLIO SHARES                         0.81%     2.26%



         CLASS B SHARES RETURNS BEFORE TAXES                    0.84%     3.28%



         CLASS C SHARES RETURNS BEFORE TAXES                    2.84%     5.45%



         LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                                               1.43%     2.11%



         BLENDED 80% LEHMAN BROTHERS U.S. AGGREGATE 1-3
           YEARS INDEX/20% LEHMAN BROTHERS U.S. HIGH YIELD
           INDEX (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                            3.32%     4.65%

      *THE INCEPTION DATES OF CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
       ARE SEPTEMBER 4, 2003, SEPTEMBER 4, 2003 AND SEPTEMBER 5, 2003, RESPECTIVELY. THE RETURNS FOR THE INDICES SHOWN ARE FROM AUGUST 31, 2003.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE NATIONS FUNDS THE PORTFOLIO INVESTS IN.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE PORTFOLIO AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to Class A, B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                               Class A   Class B   Class C
         (Fees paid directly from your investment)      Shares    Shares    Shares
         Maximum sales charge (load) imposed on
         purchases, as a % of offering price              3.25%     N/A       N/A



         Maximum deferred sales charge (load) as a %
         of the lower of the original purchase price
         or net asset value                             N/A(1)      3.00%(2)   1.00%(3)



         ANNUAL PORTFOLIO OPERATING EXPENSES(4)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees(5,6)                             0.32%     0.32%     0.32%



         Distribution (12b-1) and shareholder
         servicing fees                                   0.25%     1.00%     1.00%



         Other expenses                                   0.55%     0.55%     0.55%
                                                           ----      ----      ----



         Total annual Portfolio operating expenses(7)     1.12%     1.87%     1.87%



         Fee waivers and/or reimbursements(8)           (0.45)%   (0.45)%   (0.45)%
                                                          -----     -----     -----



         Total net expenses                               0.67%     1.42%     1.42%
                                                           ====      ====      ====






         Expense ratio of Underlying Funds                0.49%     0.49%     0.49%



         Net expense ratio including expenses of
         Underlying Funds(9)                              1.16%     1.91%     1.91%



         Gross expense ratio including expenses of
         Underlying Funds                                 1.62%     2.37%     2.37%




      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A
         SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (4)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)Actual management fees will be charged to the Portfolio based on a weighted average of the underlying assets of the Portfolio. No management fee will be charged on assets invested in Class Z shares of Nations Funds Government & Corporate Bond, Stock and Money Market Funds. Management fees on assets invested in individual securities and the Corporate Bond and the Mortgage- and Asset-Backed Securities Portfolios of the Fixed Income Sector Portfolios will be charged at rates of 0.50%, less a 0.10% waiver.

      (6)The Portfolio pays an investment advisory fee of 0.09% and an administration fee of 0.23%.

      (7)The total annual Portfolio operating expenses are based on an asset allocation of 85% to Underlying Funds and 15% to Fixed Income Sector Portfolios, which is the allocation expected as of the date of this prospectus. This allocation, however, will change over time. Depending upon the allocation, the lowest and highest total annual operating expense ratio for the Portfolio's Class A shares could be 1.03% and 1.53%, respectively; and for the Portfolio's Class B and Class C shares, 1.78% and 2.28%, respectively.

      (8)The Portfolio's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after July 31, 2006.

      (9)Includes the fees and expenses incurred by the Fund directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation, based on the respective expense ratios of the Underlying Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Underlying Fund in effect as of the end of its last fiscal year. Based on this allocation, the Portfolio's estimated indirect annual expenses would have been 0.49%. Such expense ratios ranged from 0.20% to 0.84%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time. The Portfolio will not incur these indirect expenses on the portion of its assets invested in individual securities.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A, Class B or Class C shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

        - the waivers and/or reimbursements shown above expire on July 31, 2006 and are not reflected in the 3, 5 and 10 year examples.

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $439     $766     $1,136     $2,147



         CLASS B SHARES                          $494     $896     $1,224     $2,484



         CLASS C SHARES                          $294     $696     $1,224     $2,671

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $194     $696     $1,224     $2,484



         CLASS C SHARES                          $194     $696     $1,224     $2,671

About the Underlying Funds

The table starting on the next page is a brief overview of the objectives and principal investments of the Underlying Funds in which the Nations LifeGoal Income Portfolio may invest. The Portfolio may invest in a different mix of Underlying Funds. You'll find the mix of Underlying Funds and target allocations for the Portfolio starting on page 5.

The team can substitute or add other Funds to this table at any time, including Funds introduced after the date of this prospectus.

FOR MORE INFORMATION

You'll find more detailed information about each Fund's investment strategies and risks in its prospectus and in its SAI. Please call us at 1.800.345.6611 for copies.

                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------
GOVERNMENT & CORPORATE BOND FUNDS
Nations Short-Term Income Fund        High current income consistent with minimal    - at least 65% of its total assets in
                                      fluctuations of principal.                     investment grade fixed income securities.
                                                                                       The team may choose unrated securities
                                                                                       if it believes they are of comparable
                                                                                       quality to investment grade securities
                                                                                       at the time of investment. Effective
                                                                                       September 23, 2005, under normal
                                                                                       circumstances, the Fund will invest at
                                                                                       least 80% of its assets in bonds
                                                                                     - corporate debt securities, including
                                                                                     bonds, notes and debentures,
                                                                                       mortgage-related securities issued by
                                                                                       governments, asset-backed securities or
                                                                                       U.S. government obligations

Nations Short-Intermediate            High current income consistent with modest     - at least 80% of its assets in U.S.
Government Fund                       fluctuation of principal.                      government obligations and repurchase
                                                                                       agreements secured by those securities.
                                                                                       It may invest in mortgage-related
                                                                                       securities issued or backed by the U.S.
                                                                                       government, its agencies or
                                                                                       instrumentalities, or corporations

Nations Government Securities Fund    High current income consistent with            - at least 80% of its assets in U.S.
                                      moderate fluctuation of principal.             government obligations and repurchase
                                                                                       agreements secured by those securities
                                                                                     - mortgage-backed securities, asset-backed
                                                                                       securities and corporate debt securities
                                                                                       that are rated investment grade at the
                                                                                       time of investment

Nations Intermediate Bond Fund        Obtain interest income and capital             Nations Intermediate Bond Master
                                      appreciation.                                  Portfolio. The Master Portfolio invests:
                                                                                     - at least 80% of its assets in bonds. The
                                                                                       Master Portfolio normally invests at
                                                                                       least 65% of its assets in intermediate
                                                                                       and longer-term fixed income securities
                                                                                       that are rated investment grade. The
                                                                                       Master Portfolio can invest up to 35% of
                                                                                       its assets in mortgage-backed
                                                                                       securities, including collateralized
                                                                                       mortgage obligations (CMOs), that are
                                                                                       backed by the U.S. government, its
                                                                                       agencies or instrumentalities, or
                                                                                       corporations

Nations Bond Fund                     Total return by investing in investment        - at least 80% of its assets in bonds
                                      grade fixed income securities.                 - at least 65% of its assets in investment
                                                                                     grade fixed income securities. The
                                                                                       portfolio management team may choose
                                                                                       unrated securities if it believes they
                                                                                       are of comparable quality to investment
                                                                                       grade securities at the time of
                                                                                       investment
                                                                                     - corporate debt securities, including
                                                                                     bonds, notes and debentures, U.S.
                                                                                       government obligations, foreign debt
                                                                                       securities denominated in U.S. dollars,
                                                                                       mortgage-related securities,
                                                                                       asset-backed securities or municipal
                                                                                       securities

                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------

Corporate Bond Portfolio              Maximize total return consistent with          - at least 80% of its assets in corporate
                                      investing at least 80% of its assets in a      debt securities (rated BBB or better)
                                      diversified portfolio of corporate bonds.        including foreign debt securities
                                                                                       denominated in U.S. dollars and
                                                                                       asset-backed securities. Normally, the
                                                                                       Portfolio's average dollar-weighted
                                                                                       maturity will be between five and
                                                                                       fifteen years and its duration will be
                                                                                       between four and seven years

Mortgage- & Asset-Backed Portfolio    Maximize total return consistent with          - at least 80% of its assets in
                                      investing at least 80% of its assets in a      mortgage-related securities or other
                                      diversified portfolio of mortgage- and           asset-backed securities.
                                      other asset-backed securities.                   Mortgage-related securities may include
                                                                                       U.S. government obligations, or
                                                                                       securities that are issued or guaranteed
                                                                                       by private issuers, including
                                                                                       collateralized mortgage obligations,
                                                                                       commercial mortgage-backed securities,
                                                                                       and mortgage-backed securities that are
                                                                                       traded on a to-be-announced basis.
                                                                                       Asset-backed securities may include
                                                                                       bonds backed by automobile or credit
                                                                                       card receivables, equipment leases, home
                                                                                       equity loans, manufactured housing
                                                                                       loans, stranded utility costs,
                                                                                       collateralized debt obligations, and
                                                                                       other types of consumer loan or lease
                                                                                       receivables. All investments in
                                                                                       mortgage-backed and other asset-backed
                                                                                       securities will normally be rated
                                                                                       investment grade by one or more
                                                                                       nationally recognized statistical rating
                                                                                       agencies. The portfolio manager may
                                                                                       choose unrated securities it believes
                                                                                       are of comparable quality at the time of
                                                                                       investment. Normally, the Portfolio's
                                                                                       average dollar-weighted maturity will be
                                                                                       between two and eight years and its
                                                                                       duration will be between one and five
                                                                                       years

HIGH YIELD BOND FUND
Nations High Yield Bond Fund          Maximum income by investing in a               Nations High Yield Bond Master Portfolio.
                                      diversified portfolio of high yield debt       The Master Portfolio invests:
                                      securities.                                    - at least 80% of its assets in domestic
                                                                                     and foreign corporate high yield debt
                                                                                       securities which are not rated
                                                                                       investment grade but generally will be
                                                                                       rated "BB" or "B" by Standard & Poor's
                                                                                       Corporation
                                                                                     - primarily in U.S. government
                                                                                     obligations, zero-coupon bonds, as well as
                                                                                       domestic corporate high yield debt
                                                                                       securities and U.S. dollar-denominated
                                                                                       foreign corporate high yield debt
                                                                                       securities, both of which include
                                                                                       private placements
                                                                                     - up to 20% of its assets in equity
                                                                                     securities which may include convertible
                                                                                       securities

                                      The Fund's/Portfolio's investment objective        What the Fund/Portfolio invests in
                                      -------------------------------------------    ------------------------------------------

MONEY MARKET FUND
Nations Cash Reserves                 Preservation of principal value and            - money market instruments, including
                                      maintenance of a high degree of liquidity        commercial paper, bank obligations,
                                      while providing current income.                  short- term debt securities, short-term
                                                                                       taxable municipal securities, repurchase
                                                                                       agreements secured by first-tier
                                                                                       securities, U.S. government obligations
                                                                                       or U.S. Treasury obligations

CONVERTIBLE SECURITIES FUND
Nations Convertible Securities        Total investment return, comprised of          - at least 80% of its assets in
Fund                                  current income and capital appreciation,       convertible securities. Most convertible
                                      consistent with prudent investment risk.         securities are issued by U.S. issuers
                                                                                       and are not investment grade
                                                                                     - the Fund may invest in common stocks
                                                                                     - the Fund may invest up to 15% of its
                                                                                     assets in Eurodollar convertible
                                                                                       securities
                                                                                     - the team generally chooses convertible
                                                                                       securities that are rated at least "B"
                                                                                       by a nationally recognized statistical
                                                                                       rating organization but may choose
                                                                                       unrated securities if it believes they
                                                                                       are of comparable quality at the time of
                                                                                       investment

STOCK FUNDS
Nations Value Fund                    Growth of capital by investing in companies    - at least 80% of its assets in common
                                      that are believed to be undervalued.           stocks of U.S. companies. The Fund
                                                                                       generally invests in companies in a
                                                                                       broad range of industries with market
                                                                                       capitalizations of at least $1 billion
                                                                                       and daily trading volumes of at least $3
                                                                                       million. Effective September 23, 2005,
                                                                                       under normal circumstances, the Fund
                                                                                       will invest at least 80% of its assets
                                                                                       in large capitalization companies whose
                                                                                       market capitalizations are within the
                                                                                       range of the companies within the S&P
                                                                                       500 Index.
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities
                                                                                     - may also invest in real estate
                                                                                     investment trusts

Nations MidCap Value Fund             Long-term growth of capital with income as     - at least 80% of its assets in equity
                                      a secondary consideration.                     securities of U.S. companies whose market
                                                                                       capitalizations are within the range of
                                                                                       the companies within the Russell MidCap
                                                                                       Value Index and that are believed to
                                                                                       have the potential for long-term growth.
                                                                                     - up to 20% of its assets in foreign
                                                                                     securities
                                                                                     - may also invest in real estate
                                                                                     investment trusts

Nations SmallCap Value Fund           Long-term growth of capital by investing in    Nations SmallCap Value Master Portfolio.
                                      companies believed to be undervalued.          The Master Portfolio invests:
                                                                                     - at least 80% of its assets in equity
                                                                                     securities of U.S. companies whose market
                                                                                       capitalizations are within the range of
                                                                                       the companies within the Russell 2000
                                                                                       Value Index and that are believed to
                                                                                       have the potential for long-term growth


--------------------------------------------------------------------------------

YOU'LL FIND SPECIFIC INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS IN THE DESCRIPTIONS STARTING ON PAGE 5.

--------------------------------------------------------------------------------

Other important information
(LINE GRAPH GRAPHIC)
The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of the Portfolio or Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        The Portfolio may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolio or any Fund may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds and the Portfolio may invest their assets in Nations Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds and the Portfolio for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- The Portfolio may temporarily hold up to 100% of its assets in Nations Cash Reserves, a money market fund, to try to protect it during a market or economic downturn or because of political or other conditions. The Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Portfolio and the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolio and the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolio's SAI and on the Nations Funds' website. In addition, a complete list of the Portfolio's holdings for each calendar month will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 30 calendar days following each month-end, and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- The Portfolio or Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolio generally buys securities for capital appreciation, investment income, or both, and doesn't engage in short-term trading. You'll find the portfolio turnover rate for the Portfolio in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- The Portfolio may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables when the Portfolio invests in individual securities. These transaction costs are made up of all the costs that are associated with trading securities for the Portfolio's and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Portfolio's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Portfolio is managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER


The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Portfolio described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The Adviser's Investment Strategies Team is responsible for making the day-to-day investment decisions for each Portfolio.

The table below tells you which portfolio manager is responsible for making the day-to-day investment decisions for each Portfolio. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

  PORTFOLIO                                              PORTFOLIO MANAGER
  NATIONS LIFEGOAL INCOME PORTFOLIO

                              LENGTH OF SERVICE               BUSINESS EXPERIENCE
  PORTFOLIO MANAGER             WITH THE FUND             DURING THE PAST FIVE YEARS
  VIKRAM KURIYAN        NATIONS LIFEGOAL INCOME          COLUMBIA
                        PORTFOLIO                        MANAGEMENT--PORTFOLIO MANAGER
                        SINCE AUGUST 2004                SINCE 2000

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Portfolio and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses until July 31, 2006. You'll find a discussion of any waivers and/or expense reimbursements in the Portfolio description. There is no assurance that the Adviser will waive fees and/or reimburse expenses after this date.

The following chart shows the maximum advisory fee the Adviser can receive along with the actual advisory fees the Adviser and/or an affiliate received during the Portfolio's last fiscal year. Certain Portfolios have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Portfolios for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS LIFEGOAL INCOME PORTFOLIO                           0.50%*       0.09%

*Actual management fees will be charged to the Portfolio based on a weighted average of the underlying assets of the Portfolio. No management fee will be charged on assets invested in Class Z shares of Nations Funds Government & Corporate Bond, Stock and Money Market Funds. Management fees on assets invested in individual securities and the Corporate Bond and the Mortgage- and Asset-Backed Securities Portfolios of the Fixed Income Sector Portfolios will be charged at rates of 0.50%, less a 0.10% waiver.

INVESTMENT SUB-ADVISERS

Nations Funds and the Adviser may engage one or more investment sub-advisers for the Portfolio to make day-to-day investment decisions for the Portfolio. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolio's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that the Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires the Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and Nations Funds have applied for relief from the SEC to permit the Portfolio to act on many of the Adviser's recommendations with approval only by the Board and not by Portfolio shareholders. The Adviser or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Portfolio obtains the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Portfolio is distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Portfolio, and is responsible for overseeing the administrative operations of the Portfolio. The Portfolio pays Columbia Management Advisors, Inc. a maximum fee of 0.23% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Portfolio's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Portfolio, you'll need to choose a share class. There are three classes of shares of the Portfolio offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below compares the changes and fees and other features of the share classes.

                                CLASS A             CLASS B             CLASS C
                                 SHARES              SHARES              SHARES
  MAXIMUM AMOUNT YOU CAN
  BUY                           NO LIMIT            $50,000            $1 MILLION



  MAXIMUM FRONT-END SALES
  CHARGE                         3.25%                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE                        NONE(1)             3.00%(2)            1.00%(3)



  MAXIMUM ANNUAL                               0.75% DISTRIBUTION  0.75% DISTRIBUTION
  DISTRIBUTION AND         0.25% DISTRIBUTION   (12B-1) FEE AND     (12B-1) FEE AND
  SHAREHOLDER SERVICING     (12B-1)/SERVICE          0.25%               0.25%
  FEES                            FEE             SERVICE FEE         SERVICE FEE



  CONVERSION FEATURE              NONE                YES                 NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Class A shares and sell them within twelve months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS A SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Portfolio will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Class A shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Portfolio, unless you qualify for a waiver or reduction of the sales charge. However, Class A shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Class B and Class C shares. This means that Class A shares can be expected to pay relatively higher distributions per share.

Class B shares have limits on how much you can invest. When you buy Class B or Class C shares, the full amount is invested in the Portfolio. However, you may pay a CDSC when you sell your shares. Over time, Class B and Class C shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Class A shares. Although the full amount of your purchase is invested in the Portfolio, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class B and Class C shares. You should also consider the conversion feature for Class B shares, which is described in ABOUT CLASS B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------


(A SHARES GRAPHIC) ABOUT CLASS A SHARES

      There is no limit to the amount you can invest in Class A shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested distributions are not subject to a sales charge. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Class A shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                       SALES CHARGE(1)    AMOUNT RETAINED
                                     SALES CHARGE(1)    AS A % OF THE    BY SELLING AGENTS
                                      AS A % OF THE      NET AMOUNT        AS A % OF THE
         AMOUNT YOU BOUGHT           OFFERING PRICE       INVESTED        OFFERING PRICE
         $0 -- $99,999                    3.25%             3.36%              3.00%



         $100,000 -- $249,999             2.50%             2.56%              2.25%



         $250,000 -- $499,999             2.00%             2.04%              1.75%



         $500,000 -- $999,999             1.50%             1.53%              1.25%



         $1,000,000 OR MORE               0.00%             0.00%              1.00%(2)

      (1)The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

      (2)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. The Distributor pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within twelve months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      Your selling agent receives a cumulative commission from the Distributor when you purchase $1 million or more of Class A shares, as follows:

         $0 -- $2,999,999                                                      1.00%



         $3 MILLION -- $49,999,999                                             0.50%



         $50 MILLION OR MORE                                                   0.25%

      The commission to selling agents for Class A share purchases of $50 million or more is paid beginning in the 13th month but only to the extent the shares remain outstanding. For certain group retirement plans, selling agents will receive a 1% finder's fee from $0-$3 million.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.
--------------------------------------------------------------------------------



(About Class B     ABOUT CLASS B SHARES
  Shares GRAPHIC)

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Nations Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                           3.0%



         THE SECOND YEAR YOU OWN THEM                                          3.0%



         THE THIRD YEAR YOU OWN THEM                                           2.0%



         THE FOURTH YEAR YOU OWN THEM                                          1.0%



         AFTER FIVE YEARS OF OWNING THEM                                       NONE

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Class A shares after you've owned them for eight years.

      The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

        - You'll receive the same dollar value of Class A shares as the Class B shares that were converted. No sales charge or other charges apply.

        - Class B shares that you received from an exchange of Class B shares of another Nations Fund will convert based on the day you bought the original shares.

        - Conversions are free from federal income tax.


(About Class C     ABOUT CLASS C SHARES
  Shares GRAPHIC)

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases over $1 million may be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a waived or reduced front-end sales charge, (often referred to as "breakpoint discounts"), or CDSC. Restrictions may apply to certain accounts and certain transactions. Information about these reductions and waivers is provided below and at www.nationsfunds.com and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.345.6611 to determine whether you qualify for a reduction or waiver of these charges.

      The types of accounts that may be aggregated to obtain one of the breakpoint discounts described below include individual accounts, joint accounts, certain IRA accounts, certain trusts and UTMA/UGMA accounts. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own shares of Nations Funds.

      The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Nations Fund family. To obtain a breakpoint, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Portfolio is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Portfolio or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Portfolio's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

--------------------------------------------------------------------------------

FOR PURPOSES OF OBTAINING A BREAKPOINT DISCOUNT, MEMBERS OF YOUR "IMMEDIATE FAMILY" INCLUDE YOUR SPOUSE, PARENT, STEP-PARENT, LEGAL GUARDIAN, CHILD, STEP-CHILD, FATHER-IN-LAW AND MOTHER-IN-LAW.

--------------------------------------------------------------------------------


      FRONT-END SALES CHARGES



      (Class A shares)

      There are two ways you can lower the front-end sales charge you pay on Class A shares:

        - RIGHTS OF ACCUMULATION
            The value of eligible accounts (regardless of class) maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart of Class A sales charges, above) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Portfolio will use the shares' current public offering price.

        - STATEMENT OF INTENT
            You also may pay a lower sales charge when purchasing Class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the letter of intent within 13 months. As described in the chart in the section ABOUT CLASS A SHARES -- FRONT-END SALES CHARGE, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, a Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

      WHAT ACCOUNTS ARE ELIGIBLE FOR BREAKPOINT DISCOUNTS?

      The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

        - Individual accounts

        - Joint accounts

        - Certain IRA accounts

        - Certain trusts

        - UTMA/UGMA accounts

      For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Nations Fund shares. The value of your investment in a Nations Money Market Fund held in an eligible account may be aggregated with your investments in other funds in the Nations Funds family of funds to obtain a breakpoint discount through a Right of Accumulation. Money Market Funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount.

        - HOW DO I OBTAIN A BREAKPOINT DISCOUNT?

          The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Nations Funds family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's Transfer Agent, you will need to provide the foregoing information to a Transfer Agent representative at the time you purchase shares.

        - HOW CAN I OBTAIN MORE INFORMATION ABOUT BREAKPOINT DISCOUNTS?

          Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.nationsfunds.com.

      The following investors can buy Class A shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the Portfolio within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealer firms that have entered into a Nations Funds dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Class A shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Portfolio

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      The following plans can buy Class A shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code

        - employee benefit plans created according to Section 403(b) of the Internal Revenue Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Internal Revenue Code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Class A shares of Nations Funds
              (except Money Market Funds), or

            - sign a letter of intent to buy at least $500,000 of Class A shares of Nations Funds (except Money Market Funds), or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with the Portfolio or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Class A shares without paying a sales charge if you buy the shares within 365 days of selling Class A shares of the same Portfolio. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive your written request within 365 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES
      (Class A, Class B and Class C shares)

      You won't pay a CDSC on the following transactions:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Nations Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(Buying, selling and exchanging shares GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Portfolio through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Portfolio also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, the Portfolio offers Class Z Shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A, Class B or Class C shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of the Portfolio's or a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio or Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolio is not intended as a vehicle for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolio to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of the Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase the Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish the Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios or Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that a shareholder has conducted two "round trips" (as defined below) in the Portfolio or a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of the Portfolio are not affected by any of these limits. For these purposes, a "round trip" is a purchase by any means into the Portfolio or a Fund followed by a redemption, of any amount, by any means out of the Portfolio or same Fund. Under this definition, an exchange into the Portfolio or a Fund followed by an exchange out of the Portfolio or same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in the Portfolio or a Fund which may result in certain shareholders being able to market time the Portfolio or a Fund while the shareholders in that Portfolio or Fund bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A. You can invest up to
                                         - $25 for traditional and Roth IRAs,       $50,000 in Class B shares. Class C
                                         and Coverdell Education Savings            share purchases are limited to $1
                                           Accounts                                 million.
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan
                                           accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts


                  Using our              minimum initial investment:                You can buy shares any day of a month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50


Selling shares    In a lump sum          - shares sold by telephone are limited     A Fund will generally send proceeds
                                         to $100,000 in a 30-day period             from the sale to you within seven days
                                         - other restrictions may apply to          (usually on the next business day after
                                           withdrawals from retirement plan         your request is received in "good
                                           accounts                                 form"). However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned


                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                         fee based accounts                         withdrawals any day of the month on a
                                                                                    monthly, quarterly, or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account. No CDSC is deducted if you
                                                                                    withdraw 12% or less of the value of
                                                                                    your shares in a class.


Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange your Class A
  shares                                   exchanges                                shares for Class A shares of any other
                                                                                    Portfolio or Fund distributed by the
                                                                                    Distributor. Some exceptions apply.
                                                                                    You can generally exchange your Class B
                                                                                    shares for Class B shares of any other
                                                                                    Portfolio or Fund distributed by the
                                                                                    Distributor. Some exceptions apply.
                                                                                    You can generally exchange your Class C
                                                                                    shares for Class C shares of any other
                                                                                    Portfolio or Fund distributed by the
                                                                                    Distributor. Some exceptions apply.
                                                                                    You won't pay a front-end sales charge
                                                                                    or CDSC on the shares you're
                                                                                    exchanging. There may be an additional
                                                                                    sales charge if exchanging from a Money
                                                                                    Market Fund. Redemption fees may apply.


                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of the Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Portfolio at the end of each business day. The net asset value per share of the Portfolio is based on the net asset value per share of the Nations Funds the Portfolio invests in.

We calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Portfolio, the Distributor, the Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share.

Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.


  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE PORTFOLIO EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at the offering price per share. You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts or for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match

Plans for Employees (SIMPLE IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Portfolios you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Portfolio, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Portfolio receives your order in good form.

        - You can sell up to $100,000 of shares by telephone in a 30-day period if you qualify for telephone orders.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC on Class A, Class B or Class C shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Portfolio is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(ARROWS GRAPHIC)   EXCHANGING SHARES

      You can generally sell shares of the Portfolio to buy shares of another Portfolio or Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

      EXCHANGING CLASS A SHARES



      You can generally exchange Class A shares of the Portfolio for Class A shares of any other Nations LifeGoal Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      Here are some rules for exchanging Class A shares:

        - You won't pay a front-end sales charge on the shares of the Portfolio or Fund you're exchanging (unless your initial purchase of Class A shares was of a Nations Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING CLASS B SHARES



      You can generally exchange Class B shares of the Portfolio for Class B shares of any other Nations LifeGoal Portfolio or Nations Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Class C shares of a Nations Money Market Fund through an exchange of Class B shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Class C shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING CLASS C SHARES



      You can generally exchange Class C shares of the Portfolio for Class C shares of any other Nations LifeGoal Portfolio or Fund distributed by the Distributor. Some exceptions apply.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A, Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Your selling and servicing agents usually receive compensation based on your investment in the Portfolio. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy shares of the Portfolio. The amount of this commission depends on which share class you choose:

  - up to 3.00% of the offering price per share of Class A shares. The commission is paid from the sales charge we deduct when you buy your shares

  - up to 2.75% of the net asset value per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly

If you buy Class B or Class C shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The amount of the fee depends on the class of shares you own:

                              MAXIMUM ANNUAL DISTRIBUTION (12B-1)
                                 AND SHAREHOLDER SERVICING FEES
                          (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS A SHARES  0.25% COMBINED DISTRIBUTION (12B-1) AND SHAREHOLDER
                  SERVICING FEE



  CLASS B SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE



  CLASS C SHARES  0.75% DISTRIBUTION (12B-1) FEE, 0.25% SHAREHOLDER SERVICING
                  FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Portfolio's assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolio pays these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Portfolio

  - additional amounts on all sales of shares:

      - up to 1.00% of the offering price per share of Class A shares

      - up to 1.00% of the net asset value per share of Class B shares

      - up to 1.00% of the net asset value per share of Class C shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Portfolio, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Portfolio for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Portfolio, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Portfolio, including, for example, presenting the Portfolio on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Portfolio shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Portfolio and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(DISTRIBUTION AND TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Portfolio intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Portfolio won't have to pay any federal income tax. When the Portfolio makes this kind of a payment, it's split among all shares and is called a distribution.

The Portfolio normally declares and pays distributions of net investment income monthly, and distributes any net realized capital gain at least once a year. The Portfolio may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of the Portfolio usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Portfolio shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Portfolio.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the realized gain. This distribution is also subject to tax. The Portfolio has built up, or has the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIO. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of the Portfolio's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. The Portfolio's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges. Also, if you're an individual Portfolio shareholder, your distributions attributable to dividends received by the Portfolio from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest the Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Portfolio has performed for the past five years or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS LIFEGOAL INCOME PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                            YEAR ENDED
  CLASS A SHARES                                             03/31/05
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                        $10.31
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                0.31
  Net realized and unrealized gain/(loss)
    on investments                                            (0.09)
  Net increase/(decrease) in net asset
    value from operations                                      0.22
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.42)
  Distributions from net realized gains                       (0.04)
  Total distributions                                         (0.46)
  Net asset value, end of period                              $10.07
  TOTAL RETURN++                                              2.12%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                       $25,211
  Ratio of operating expenses to average
    net assets+++                                             0.67%
  Ratio of net investment income/(loss)
    to average net assets                                     3.01%
  Portfolio turnover rate                                      48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                                 1.12%

                                                            PERIOD ENDED
  CLASS A SHARES                                             03/31/04*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                         $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                 0.21
  Net realized and unrealized gain/(loss)
    on investments                                              0.30
  Net increase/(decrease) in net asset
    value from operations                                       0.51
  LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.20)
  Distributions from net realized gains                          --
  Total distributions                                          (0.20)
  Net asset value, end of period                               $10.31
  TOTAL RETURN++                                               5.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                        $35,964
  Ratio of operating expenses to average
    net assets+++                                              0.67%+
  Ratio of net investment income/(loss)
    to average net assets                                      3.14%+
  Portfolio turnover rate                                        5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                                  1.17%+

* Nations LifeGoal Income Portfolio Class A shares commenced operations on September 4, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS LIFEGOAL INCOME PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                            YEAR ENDED
  CLASS B SHARES                                             03/31/05
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                        $10.30
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                0.24
  Net realized and unrealized gain/(loss)
    on investments                                            (0.10)
  Net increase/(decrease) in net asset
    value from operations                                      0.14
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.34)
  Distributions from net realized gains                       (0.04)
  Total distributions                                         (0.38)
  Net asset value, end of period                              $10.06
  TOTAL RETURN++                                              1.35%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                       $12,740
  Ratio of operating expenses to average
    net assets+++                                             1.42%
  Ratio of net investment income/(loss)
    to average net assets                                     2.36%
  Portfolio turnover rate                                      48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                                 1.87%

                                                            PERIOD ENDED
  CLASS B SHARES                                             03/31/04*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                         $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                 0.16
  Net realized and unrealized gain/(loss)
    on investments                                              0.31
  Net increase/(decrease) in net asset
    value from operations                                       0.47
  LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.17)
  Distributions from net realized gains                          --
  Total distributions                                          (0.17)
  Net asset value, end of period                               $10.30
  TOTAL RETURN++                                               4.70%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $9,269
  Ratio of operating expenses to average
    net assets+++                                              1.42%+
  Ratio of net investment income/(loss)
    to average net assets                                      2.39%+
  Portfolio turnover rate                                        5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                                  1.92%+

* Nations LifeGoal Income Portfolio Class B shares commenced operations on September 4, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

NATIONS LIFEGOAL INCOME PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                            YEAR ENDED
  CLASS C SHARES                                             03/31/05
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                        $10.28
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                0.24
  Net realized and unrealized gain/(loss)
    on investments                                            (0.09)
  Net increase/(decrease) in net asset
    value from operations                                      0.15
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.34)
  Distributions from net realized gains                       (0.04)
  Total distributions                                         (0.38)
  Net asset value, end of period                              $10.05
  TOTAL RETURN++                                              1.46%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                        $9,881
  Ratio of operating expenses to average
    net assets+++                                             1.42%
  Ratio of net investment income/(loss)
    to average net assets                                     2.36%
  Portfolio turnover rate                                      48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                                 1.87%

                                                            PERIOD ENDED
  CLASS C SHARES                                             03/31/04*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period                         $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                                 0.16
  Net realized and unrealized gain/(loss)
    on investments                                              0.29
  Net increase/(decrease) in net asset
    value from operations                                       0.45
  LESS DISTRIBUTIONS:
  Dividends from net investment income                         (0.17)
  Distributions from net realized gains                          --
  Total distributions                                          (0.17)
  Net asset value, end of period                               $10.28
  TOTAL RETURN++                                               4.49%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $8,340
  Ratio of operating expenses to average
    net assets+++                                              1.42%+
  Ratio of net investment income/(loss)
    to average net assets                                      2.39%+
  Portfolio turnover rate                                        5%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements+++                                  1.92%+

* Nations LifeGoal Income Portfolio Class C shares commenced operations on September 5, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
Funds.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of the Portfolio, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in each class of the Portfolio assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for the Portfolio, which is the same as that stated in the Annual Portfolio Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS LIFEGOAL INCOME PORTFOLIO -- CLASS A SHARES*

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.16%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,158.75              3.84%            $10,046.52      $  439.38
       2           10.25%            $10,666.69              7.83%            $10,432.31      $  118.78
       3           15.76%            $11,200.02             11.97%            $10,832,91      $  123.34
       4           21.55%            $11,760.02             16.27%            $11,248.89      $  128.07
       5           27.63%            $12,348.02             20.73%            $11,680.85      $  132.99
       6           34.01%            $12,965.43             25.37%            $12,129.39      $  138.10
       7           40.71%            $13,613.70             30.18%            $12,595.16      $  143.40
       8           47.75%            $14,294.38             35.18%            $13,078.82      $  146.91
       9           55.13%            $15,009.10             40.37%            $13,581.04      $  154.63
      10           62.89%            $15,759.56             45.76%            $14,102.55      $  160.56
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,084.56
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,427.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,688.17

 *THE YEAR ONE HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION SHOWN INCLUDE THE
  DOLLAR AMOUNT AND EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE OF THE PORTFOLIO.

NATIONS LIFEGOAL INCOME PORTFOLIO -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.91%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.09%            $10,309.00      $  193.95
       2           10.25%            $11,025.00              6.28%            $10,627.55      $  199.94
       3           15.76%            $11,576.25              9.56%            $10,955.94      $  206.12
       4           21.55%            $12,155.06             12.94%            $11,294.46      $  212.49
       5           27.63%            $12,762.82             16.43%            $11,643.48      $  219.06
       6           34.01%            $13,400.96             20.03%            $12,003.26      $  225.83
       7           40.71%            $14,071.00             23.74%            $12,374.16      $  232.80
       8           47.75%            $14,774.55             27.57%            $12,756.52      $  240.00
       9           55.13%            $15,513.28             31.88%            $13,187.69      $  210.15
      10           62.89%            $16,288.95             36.33%            $13,633.44      $  217.25
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 3,633.44
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $2,157.59

NATIONS LIFEGOAL INCOME PORTFOLIO -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.91%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.09%            $10,309.00      $  193.86
       2           10.25%            $11,025.00             6.28%            $10,627.55      $  199.94
       3           15.76%            $11,576.25             9.56%            $10,955.94      $  206.12
       4           21.55%            $12,155.06            12.94%            $11,294.48      $  212.49
       5           27.63%            $12,762.82            16.43%            $11,643.48      $  219.06
       6           34.01%            $13,400.96            20.03%            $12,003.26      $  225.83
       7           40.71%            $14,071.00            23.74%            $12,374.16      $  232.80
       8           47.75%            $14,774.55            27.57%            $12,756.62      $  240.00
       9           55.13%            $15,513.28            31.51%            $13,150.70      $  247.41
      10           62.89%            $16,288.95            35.57%            $13,557.06      $  255.06
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 3,557.06
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $2,232.67

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500 (1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard and Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations LifeGoal Income Portfolio in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports, when they become available, contain information about Portfolio investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also will include a discussion about the market conditions and investment strategies that had a significant effect on the Portfolio's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Portfolio and its policies.
                   The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Portfolio and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.345.6611

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Portfolio can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolio are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
LGINCPROIX-0805


                                                            (NATIONS FUNDS LOGO)

                Prospectus
                ----------------------------------------------------------------
                August 1, 2005


(NATIONS FUNDS LOGO)

FIXED INCOME SECTOR PORTFOLIOS
Corporate Bond Portfolio
Mortgage- and Asset-Backed Portfolio
High Income Portfolio


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE FIXED INCOME SECTOR PORTFOLIOS. SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 37.

YOUR INVESTMENT IN THESE PORTFOLIOS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about the Fixed Income Sector Portfolios. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE PORTFOLIOS

Fixed Income Sector Portfolios focus on the potential to earn income by investing primarily in fixed income securities. The High Income Portfolio focuses on the potential to earn income by investing primarily in high yield debt securities, which are often referred to as "junk bonds."

Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of all fixed income securities and for high yield debt securities credit risk can have a significant impact because high yield debt securities are generally more sensitive to credit risk than other types of fixed income securities.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

You'll find a discussion of each Portfolio's investment objective, principal investment strategies and risks in the Portfolio descriptions that start on page 4.

FOR MORE INFORMATION

The Portfolios are only available through certain wrap fee programs, certain other managed accounts and certain registered investment companies, including those sponsored or managed by Bank of America and its affiliates.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolios
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 22.

--------------------------------------------------------------------------------


CORPORATE BOND PORTFOLIO                                         4
------------------------------------------------------------------
MORTGAGE- AND ASSET-BACKED PORTFOLIO                             9
------------------------------------------------------------------
HIGH INCOME PORTFOLIO                                           15
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     20
------------------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                                  22

About an investment in the Portfolios
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying and selling shares                                     24
  Distributions and taxes                                       28
  Legal matters                                                 30
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            31
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            34
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   37
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

CORPORATE BOND PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. BRIAN DRAINVILLE OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 22.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks to maximize total return consistent with investing at least
                   80% of its assets in a diversified portfolio of corporate bonds.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Portfolio will invest at least 80% of its assets in corporate debt securities (rated BBB or better) including foreign debt securities denominated in U.S. dollars and asset-backed securities.

Normally, the Portfolio's average dollar-weighted maturity will be between five and fifteen years and its duration will be between four and seven years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - manages risk by diversifying the Portfolio's investments among securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

The Portfolio may also invest in cash equivalents and other short duration investments.

The Portfolio may invest up to 20% of its assets in U.S. Treasury obligations or other U.S. government obligations, preferred stocks and convertible securities. The Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Corporate Bond Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Portfolio's asset-backed securities may also be affected by various factors, including changes in interest rates, default rates on the underlying assets, the availability of information concerning the assets represented by these securities, the structure of these securities, and the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - FOREIGN INVESTMENT RISK -- Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - CONVERTIBLE SECURITIES RISK -- The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Portfolio may accept the redemption, convert convertible security to common stock, or sell the convertible security to a third party.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

--------------------------------------------------------------------------------

MANY THINGS AFFECT THE PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio.
                   THE PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW
                   IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               6.81%    5.32%



              *Year-to-date return as of June 30, 2005: 2.58%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           4.15%
         WORST: 2ND QUARTER 2004:         -3.31%


--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Credit Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         SHARES RETURNS BEFORE TAXES                               5.32%     7.30%



         SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS               3.50%     5.26%



         SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF
           FUND SHARES                                             3.42%     5.01%



         LEHMAN BROTHERS U.S. CREDIT INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)                 4.08%     6.76%

      *THE INCEPTION DATE OF THE PORTFOLIO SHARES IS AUGUST 30, 2002. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THIS TABLE REFLECTS THE FACT THAT NO FEES OR EXPENSES ARE CHARGED TO THE PORTFOLIO. PARTICIPANTS IN THE WRAP FEE PROGRAMS ELIGIBLE TO INVEST IN THE PORTFOLIO PAY AN ASSET-BASED FEE FOR INVESTMENT SERVICES, BROKERAGE SERVICES AND INVESTMENT CONSULTATION, WHICH FEE IS NEGOTIABLE. PLEASE READ THE WRAP PROGRAM DOCUMENTS FOR INFORMATION REGARDING FEES CHARGED.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE WRAP FEES PAID TO THE PROGRAM SPONSOR DISCUSSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT SIGN      WHAT IT COSTS TO INVEST IN THE PORTFOLIO
  GRAPHIC)         This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to shares of the Portfolio can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.00%



         Other expenses                                                 0.00%
                                                                         -----



         Total annual Portfolio operating expenses                      0.00%
                                                                         =====

      (1)The table shows the fees and expenses of the Portfolio as 0% because the Portfolio does not charge any fees or expenses. Participants in the wrap fee programs eligible to invest in the Portfolio are required to pay fees to the program sponsor and should review the wrap program disclosure document that is provided for a discussion of fees and expenses charged.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Shares of the Portfolio for the time periods indicated and then sell all of your Shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          $0       $0        $0         $0

MORTGAGE- AND ASSET-BACKED PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. RICHARD CUTTS OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 22.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks to maximize total return consistent with investing at least
                   80% of its assets in a diversified portfolio of mortgage- and other asset-backed securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances the Portfolio will invest at least 80% of its assets in mortgage-related securities or other asset-backed securities.
                   Mortgage-related securities may include U.S. government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.
                   Asset-backed securities may include bonds backed by automobile or credit card receivables, equipment leases, home equity loans, manufactured housing loans, stranded utility costs, collateralized debt obligations, and other types of consumer loan or lease receivables. All investments in mortgage-backed and other asset-backed securities will normally be rated investment grade by one or more nationally recognized statistical rating agencies. The portfolio manager may choose unrated securities it believes are of comparable quality at the time of investment.

The Portfolio may also invest up to 20% of its assets in U.S. Treasury obligations or other U.S. government obligations. Normally, the Portfolio's average dollar-weighted maturity will be between two and eight years and its duration will be between one and five years.

When selecting individual investments, the portfolio manager:

  - looks at a fixed income security's potential to generate both income and price appreciation

  - allocates assets among mortgage-backed securities and asset-backed securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The portfolio manager may change the allocations when market conditions change

  - selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  - tries to manage risk by diversifying the Portfolio's investments in securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

The Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Mortgage- and Asset-Backed Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - MORTGAGE-RELATED SECURITIES -- The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association, Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, but may also be issued or guaranteed by other private issuers. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

      - ASSET-BACKED SECURITIES RISK -- Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Portfolio's asset-backed securities may also be affected by various factors, including changes in interest rates, default rates on the underlying assets, the availability of information concerning the assets represented by these securities, the structure of these securities, and the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge

        (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

--------------------------------------------------------------------------------

MANY THINGS AFFECT THE PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio.
                   THE PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW
                   IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               2.64%    4.55%



              *Year-to-date return as of June 30, 2005: 2.24%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2004:           2.54%
         WORST: 2ND QUARTER 2004:         -1.05%

--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the Lehman Brothers Mortgage-Backed Securities Index. The Lehman Brothers Mortgage-Backed Securities Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         SHARES RETURNS BEFORE TAXES                               4.55%     4.01%



         SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS               3.08%     2.73%



         SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF
           FUND SHARES                                             2.93%     2.66%



         LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)    4.70%     4.21%

      *THE INCEPTION DATE OF THE PORTFOLIO SHARES IS AUGUST 30, 2002. THE RETURN
       FOR THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THIS TABLE REFLECTS THE FACT THAT NO FEES OR EXPENSES ARE CHARGED TO THE PORTFOLIO. PARTICIPANTS IN THE WRAP FEE PROGRAMS ELIGIBLE TO INVEST IN THE PORTFOLIO PAY AN ASSET-BASED FEE FOR INVESTMENT SERVICES, BROKERAGE SERVICES AND INVESTMENT CONSULTATION, WHICH FEE IS NEGOTIABLE. PLEASE READ THE WRAP PROGRAM DOCUMENTS FOR INFORMATION REGARDING FEES CHARGED.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE WRAP FEES PAID TO THE PROGRAM SPONSOR DISCUSSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to shares of the Portfolio can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.00%



         Other expenses                                                 0.00%
                                                                         -----



         Total annual Portfolio operating expenses                      0.00%
                                                                         =====

      (1)The table shows the fees and expenses of the Portfolio as 0% because the Portfolio does not charge any fees or expenses. Participants in the wrap fee programs eligible to invest in the Portfolio are required to pay fees to the program sponsor and should review the wrap program disclosure document that is provided for a discussion of fees and expenses charged.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Shares of the Portfolio for the time periods indicated and then sell all of your Shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          $0       $0        $0         $0

HIGH INCOME PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. KEVIN CRONK AND THOMAS LAPOINTE OF THE ADVISER ARE THE PORTFOLIO MANAGERS THAT MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGERS ON PAGE 22.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks to maximize total return consistent with investing at least
                   80% of its assets in a diversified portfolio of high yield debt securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "Ba" or lower by Moody's
                   Investors Service, Inc. or "BB" or lower by Standard & Poor's Corporation. The portfolio manager may choose unrated securities if it believes they are of comparable quality at the time of investment. The Portfolio is not managed to a specific duration.

When selecting investments for the Portfolio, the portfolio manager:

  - uses fundamental credit analysis

  - emphasizes current income while attempting to minimize risk to principal

  - seeks to identify a catalyst for capital appreciation, such as an operational or financial restructuring

  - tries to manage risk by diversifying the Portfolio's investments across securities of many different issuers

The portfolio manager may sell a security when it believes the security is overvalued, if there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, or for other reasons.

The Portfolio may also invest in:

  - Domestic and foreign investment grade debt securities

  - U.S. Treasury obligations and agency securities

  - Total return swaps and interest rate swaps

  - Equity securities, which may include convertible securities and warrants

  - Cash equivalents and other short duration investments

The Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Portfolio may use futures, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         High Income Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the investments that the portfolio manager chooses will not rise as high as the portfolio manager expects, or will fall.

      - CREDIT RISK -- The types of securities in which the Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - CHANGING DISTRIBUTION LEVELS -- The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      - INTEREST RATE RISK -- The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - LIQUIDITY RISK -- There is a risk that a security held by the Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      - FOREIGN INVESTMENT RISK -- Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

--------------------------------------------------------------------------------

MANY THINGS AFFECT THE PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

FOR INFORMATION ABOUT THE PERFORMANCE OF ANOTHER ACCOUNT MANAGED BY THE ADVISER, SEE HOW THE PORTFOLIOS ARE MANAGED.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio.
                   THE PORTFOLIO'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW
                   IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
              16.33%    9.04%



              *Year-to-date return as of June 30, 2005: 0.25%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           6.09%
         WORST: 2ND QUARTER 2004:          0.51%


--------------------------------------------------------------------------------

THE PORTFOLIO'S RETURNS IN THIS TABLE REFLECT SALES CHARGES, IF ANY. THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT SALES CHARGES, FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the CSFB High Yield Index, an unmanaged index that mirrors the high yield debt market and the JP Morgan Global High Yield Index, an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market. Prior to August 1, 2005, the Portfolio compared its performance to the Citigroup All BB&B-Rated High Yield Market Index, an unmanaged index that includes U.S. dollar-denominated bonds rated B or BB. The Portfolio changed the index to which it compares its performance because the CSFB High Yield Index and JP Morgan Global High Yield Index are considered more appropriate comparisons. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         SHARES RETURNS BEFORE TAXES                              9.04%   11.65%



         SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS              4.80%    7.53%



         SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE
           OF FUND SHARES                                         6.19%    7.59%



         JP MORGAN GLOBAL HIGH YIELD INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)               11.55%   18.45%



         CSFB HIGH YIELD INDEX                                   11.95%   18.92%



         CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR TAXES)   9.96%   17.58%

      *THE INCEPTION DATE OF THE PORTFOLIO SHARES IS AUGUST 30, 2002. THE
       RETURNS FOR THE INDICES SHOWN ARE FROM AUGUST 31, 2002.

--------------------------------------------------------------------------------

THIS TABLE REFLECTS THE FACT THAT NO FEES OR EXPENSES ARE CHARGED TO THE PORTFOLIO. PARTICIPANTS IN THE WRAP FEE PROGRAMS ELIGIBLE TO INVEST IN THE PORTFOLIO PAY AN ASSET-BASED FEE FOR INVESTMENT SERVICES, BROKERAGE SERVICES AND INVESTMENT CONSULTATION, WHICH FEE IS NEGOTIABLE. PLEASE READ THE WRAP PROGRAM DOCUMENTS FOR INFORMATION REGARDING FEES CHARGED.

THE PORTFOLIO MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE WRAP FEES PAID TO THE PROGRAM SPONSOR DISCUSSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to shares of the Portfolio can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES
         (Fees paid directly from your investment)
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.00%



         Other expenses                                                 0.00%
                                                                         -----



         Total annual Fund operating expenses                           0.00%
                                                                         =====

      (1)The table shows the fees and expenses of the Portfolio as 0% because the Portfolio does not charge any fees or expenses. Participants in the wrap fee programs eligible to invest in the Portfolio are required to pay fees to the program sponsor and should review the wrap program disclosure document that is provided for a discussion of fees and expenses charged.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Shares of the Portfolio for the time periods indicated and then sell all of your Shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          $0       $0        $0         $0

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Portfolio's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Portfolio can be changed without shareholder approval. Any Portfolio with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Portfolio may be changed only with shareholder approval.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Portfolios may invest in Nations Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services. The Adviser may waive fees which it is entitled to receive from the Nations Money Market Funds.

      - FOREIGN INVESTMENT RISK -- Portfolios that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.


      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Portfolios, including investment advisory, investment sub-advisory, distribution, administration, sub-transfer agency and brokerage services, and are paid through the wrap fee programs and other managed accounts eligible to invest in the Portfolios for providing these services. Bank of America and its affiliates also may, at times, provide other services and be directly or indirectly compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios. Finally, Bank of America or its affiliates may serve as counterparties in transactions with the Portfolios where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Portfolios' SAI and on the Nations Funds' website. In addition, a complete list of each Portfolio's portfolio holdings for each calendar quarter will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 60 calendar days following each quarter-end and will remain posted on the website until the Portfolio files its next Form N-CSR or Form N-Q.

      - PORTFOLIO TURNOVER -- A Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Portfolio in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Portfolio may incur significant transaction costs that are in addition to the wrap fees paid to the program sponsor discussed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Portfolio's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Portfolio's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Portfolio's transaction costs are not.

How the Portfolios are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios, including the Portfolios described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which portfolio manager is responsible for making the day-to-day investment decisions for each Portfolio. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

  PORTFOLIO                                       PORTFOLIO MANAGERS
  CORPORATE BOND PORTFOLIO                        BRIAN DRAINVILLE



  MORTGAGE- AND ASSET-BACKED PORTFOLIO            RICHARD CUTTS



  HIGH INCOME PORTFOLIO                           KEVIN CRONK, THOMAS LAPOINTE

The Adviser does not receive any fee for its investment advisory services.

  PORTFOLIO          LENGTH OF SERVICE                BUSINESS EXPERIENCE
  MANAGER            WITH PORTFOLIO                   DURING PAST FIVE YEARS
  KEVIN CRONK        HIGH INCOME PORTFOLIO SINCE      COLUMBIA MANAGEMENT--
                     OCTOBER 2004                     PORTFOLIO MANAGER SINCE 1999



  RICHARD CUTTS      MORTGAGE AND ASSET-BACKED        COLUMBIA MANAGEMENT--
                     PORTFOLIO SINCE OCTOBER 2004     PORTFOLIO MANAGER SINCE 2004



  BRIAN              CORPORATE BOND PORTFOLIO         COLUMBIA MANAGEMENT--
  DRAINVILLE         SINCE MARCH 2005                 PORTFOLIO MANAGER SINCE 1996



  THOMAS LAPOINTE    HIGH INCOME PORTFOLIO SINCE      COLUMBIA MANAGEMENT--
                     OCTOBER 2004                     PORTFOLIO MANAGER SINCE 2004

INVESTMENT SUB-ADVISERS

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Portfolios have applied for relief from the SEC to permit the Portfolios to act on many of the Adviser's recommendations with approval only by the Board and not by Portfolio shareholders. The Adviser or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------

The Portfolios are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Portfolios for distribution-related activities or other services they provide. These amounts may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Portfolios, including, for example, presenting Portfolios on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Portfolio shares or allocate or invest client assets among different investment options.


In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Portfolios' transfer agent. The Portfolios also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Portfolios and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Portfolios, and is responsible for overseeing the administrative operations of the Portfolios. Columbia Management Advisors, Inc. does not receive any fee for its services.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT AN INVESTMENT IN THE PORTFOLIOS
--------------------------------------------------------------------------------

Buying and selling shares
(BUYING AND SELLING SHARES GRAPHIC)

This prospectus offers Shares of the Portfolios. Here are some general rules about the Shares:

  - Shares are available only through certain wrap fee programs, certain other managed accounts and certain registered investment companies, including those sponsored or managed by Bank of America and certain of its affiliates.

  - There are no sales charges for buying or selling these Shares.

You'll find more information about buying and selling Shares on the pages that follow.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Portfolio's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolios are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolios to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios may be more susceptible to these negative effects of market timing. For example, Portfolios that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Portfolios that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Portfolio that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally reject the shareholder's future purchase orders involving any Nations Fund. In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders by the person, group or account involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy shares as discussed in the section BUYING AND SELLING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Portfolio are not affected by any of these limits. For these purposes, a "round trip" is a purchase by any means into a Portfolio followed by a redemption, of any amount, by any means out of the same Portfolio. For these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase and redemption orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Portfolio which may result in certain shareholders being able to market time a Portfolio while the shareholders in that Portfolio bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Portfolio's Shares -- or its net asset value per share. We calculate net asset value per Share for each class of each Portfolio at the end of each business day. First, we calculate the net asset value for each class of a Portfolio by determining the value of the Portfolio's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of Shares that investors are holding in the class.

VALUING SECURITIES IN A PORTFOLIO

The value of a Portfolio's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Portfolio. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Portfolios may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Portfolio's share price is calculated. Foreign exchanges typically close before the time as of which Portfolio shares prices are calculated, and may be closed altogether on some days a Portfolio is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Portfolio shares. However, when a Portfolio uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Portfolios that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Portfolio could change on days when Portfolio shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange Shares are processed on business days. Orders received in good order before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange Shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.


--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying Shares:

        - Investors buy Shares at net asset value per Share.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling Shares:

        - We normally send the sale proceeds by Fedwire within three business days after receiving a redemption order.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay an investor in securities or other property when the investor sells Shares.

        - We can delay payment of the sale proceeds for up to seven days.

Distributions and taxes
(DISTRIBUTIONS AND TAXES GRAPHIC)

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all Shares and is called a distribution.

All of the Portfolios distribute any net realized capital gain at least once a year. The Portfolios normally declare and pay distributions of net investment income monthly. The Portfolios may, however, declare and pay distributions of net investment income more frequently.

Any distribution an investor receives is based on the number of Shares held on the record date, which is usually the day the distribution is declared (daily distribution Portfolios) or the day before the distribution is declared (all other Portfolios). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Portfolios), trade date (all other Portfolios) or realized capital gain from the trade date of the purchase up to and including the day before the Shares are sold.

Each time a distribution is made, the net asset value per Share is reduced by the amount of the distribution.

We'll generally pay distributions in cash. Distributions of $10 or less will automatically be reinvested in additional Portfolio shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Portfolio.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If an investor sells all of their Shares, we'll normally pay any distribution that applies to those Shares in cash within five business days after the sale was made.

If an investor buys Portfolio Shares shortly before the Portfolio makes a distribution, the investor will, in effect, receive part of their purchase back in the distribution, which is subject to tax. Similarly, if an investor buys Shares of a Portfolio that holds securities with unrealized capital gain, they will, in effect, receive part of their purchase back if and when the Portfolio sells those securities and distributes the realized gain. This distribution is also subject to tax. The Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIO. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Portfolio's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Portfolio's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges. Also, if you're an individual Portfolio shareholder, your distributions attributable to dividends received by the Portfolio from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met by you for your Portfolio shares and the Portfolio for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable when paid, whether they are paid in cash or automatically reinvested in additional Shares of the Portfolio. Following the end of each year, we'll send a notice that tells an investor how much they've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If an investor invests in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest each Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to an investor (including amounts paid in securities and exchanges) if:

  - the investor hasn't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and hasn't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on the investor's account is incorrect according to its records

  - the IRS informs us that the investor is otherwise subject to backup withholding

The IRS may also impose penalties against investors if they don't give us a correct TIN.

Amounts we withhold are applied to an investor's federal income tax liability. An investor may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Redemptions (including redemptions paid in securities) and exchanges of Portfolio Shares usually will result in a taxable capital gain or loss to the investor, depending on the amount the investor receives for their Shares (or are deemed to receive in the case of exchanges) and the amount the investor paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held Portfolio Shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., el al) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolios share. The total investment return line indicates how much an investment in the Portfolios would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

CORPORATE BOND PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                 YEAR ENDED            YEAR ENDED           PERIOD ENDED
                                                  03/31/05              03/31/04             03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $10.58                $10.33                $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.48                  0.46                  0.41
  Net realized and unrealized gain/(loss)
    on investments                                 (0.36)                 0.33                  0.27
  Net increase/(decrease) in net assets
    resulting from investment operations            0.12                  0.79                  0.68
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.48)                (0.47)                (0.26)
  Distributions from net realized gains            (0.03)                (0.07)                (0.09)
  Total dividends and distributions                (0.51)                (0.54)                (0.35)
  Net asset value, end of period                   $10.19                $10.58                $10.33
  TOTAL RETURN++                                   1.25%                 7.83%                 6.99%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $52,698               $61,193               $14,772
  Ratio of net investment income/(loss) to
    average net assets                             4.69%                 4.40%                 4.33%+
  Portfolio turnover rate                           39%                   126%                  183%

* Corporate Bond Portfolio commenced operations on August 30, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

MORTGAGE- AND ASSET-BACKED
PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                 YEAR ENDED            YEAR ENDED           PERIOD ENDED
                                                  03/31/05              03/31/04             03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $10.19                $10.15                $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.26                  0.22                  0.17
  Net realized and unrealized gain/(loss)
    on investments                                 (0.01)                 0.13                  0.14
  Net increase/(decrease) in net assets
    resulting from investment operations            0.25                  0.35                  0.31
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.26)                (0.22)                (0.10)
  Distributions from net realized gains            (0.17)                (0.09)                (0.06)
  Total dividends and distributions                (0.43)                (0.31)                (0.16)
  Net asset value, end of period                   $10.01                $10.19                $10.15
  TOTAL RETURN++                                   2.57%                 3.53%                 3.08%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $78,216               $86,411                $9,205
  Ratio of net investment income/(loss) to
    average net assets                             2.61%                 2.26%                 1.82%+
  Portfolio turnover rate                           765%                  941%                  688%

* Mortgage- and Asset-Backed Portfolio commenced operations on August 30, 2002. + Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

HIGH INCOME PORTFOLIO

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                 YEAR ENDED            YEAR ENDED           PERIOD ENDED
                                                  03/31/05              03/31/04             03/31/03*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period             $10.41                $10.24                $10.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                     0.63                  0.71                  0.32
  Net realized and unrealized gain/(loss)
    on investments                                 (0.20)                 0.73                  0.27
  Net increase/(decrease) in net assets
    resulting from investment operations            0.43                  1.44                  0.59
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.75)                (0.86)                (0.34)
  Distributions from net realized gains            (0.49)                (0.41)                (0.01)
  Total dividends and distributions                (1.24)                (1.27)                (0.35)
  Net asset value, end of period                   $9.60                 $10.41                $10.24
  TOTAL RETURN++                                   4.54%                 14.72%                6.02%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $6,791                $7,683               $12,643
  Ratio of net investment income/(loss) to
    average net assets                             6.40%                 6.86%                 5.64%+
  Portfolio turnover rate                           165%                  211%                  84%

* High Income Portfolio commenced operations on August 30, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Portfolio, including investment advisory fees and other Portfolio costs, on the Portfolios' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Portfolios assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Portfolio, which is the same as that stated in the Annual Portfolio Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

CORPORATE BOND PORTFOLIO

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              5.00%            $10,500.00       $0.00
       2           10.25%            $11,025.00             10.25%            $11,025.00       $0.00
       3           15.76%            $11,576.25             15.76%            $11,576.25       $0.00
       4           21.55%            $12,155.06             21.55%            $12,155.06       $0.00
       5           27.63%            $12,762.82             27.63%            $12,762.82       $0.00
       6           34.01%            $13,400.96             34.01%            $13,400.96       $0.00
       7           40.71%            $14,071.00             40.71%            $14,071.00       $0.00
       8           47.75%            $14,774.55             47.75%            $14,774.55       $0.00
       9           55.13%            $15,513.28             55.13%            $15,513.28       $0.00
      10           62.89%            $16,288.95             62.89%            $16,288.95       $0.00
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 6,288.95
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                            $0.00

HIGH INCOME PORTFOLIO

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              5.00%            $10,500.00       $0.00
       2           10.25%            $11,025.00             10.25%            $11,025.00       $0.00
       3           15.76%            $11,576.25             15.76%            $11,576.25       $0.00
       4           21.55%            $12,155.06             21.55%            $12,155.06       $0.00
       5           27.63%            $12,762.82             27.63%            $12,762.82       $0.00
       6           34.01%            $13,400.96             34.01%            $13,400.96       $0.00
       7           40.71%            $14,071.00             40.71%            $14,071.00       $0.00
       8           47.75%            $14,774.55             47.75%            $14,774.55       $0.00
       9           55.13%            $15,513.28             55.13%            $15,513.28       $0.00
      10           62.89%            $16,288.95             62.89%            $16,288.95       $0.00
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 6,288.95
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                            $0.00

MORTGAGE- AND ASSET-BACKED PORTFOLIO

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.00%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              5.00%            $10,500.00       $0.00
       2           10.25%            $11,025.00             10.25%            $11,025.00       $0.00
       3           15.76%            $11,576.25             15.76%            $11,576.25       $0.00
       4           21.55%            $12,155.06             21.55%            $12,155.06       $0.00
       5           27.63%            $12,762.82             27.63%            $12,762.82       $0.00
       6           34.01%            $13,400.96             34.01%            $13,400.96       $0.00
       7           40.71%            $14,071.00             40.71%            $14,071.00       $0.00
       8           47.75%            $14,774.55             47.75%            $14,774.55       $0.00
       9           55.13%            $15,513.28             55.13%            $15,513.28       $0.00
      10           62.89%            $16,288.95             62.89%            $16,288.95       $0.00
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 6,288.95
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                            $0.00

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL MORTGAGE-BACKED SECURITIES -- securities that reflect an interest in and are secured by mortgage loans on commercial real estate.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principle place of business, the source of its revenues or other factors.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

JP MORGAN GLOBAL HIGH YIELD INDEX -- an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS U.S. CREDIT INDEX -- an unmanaged index of publicly issued investment grade corporate, securities and dollar-denominated SEC registered global debentures. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about the Portfolios in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Portfolios and their policies.
                   The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting us:

      By telephone: 1.800.345.6611

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolio's are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:
Nations Funds Trust, 811-09645
FISPRO-0805

                Index Funds
                ----------------------------------------------------------------
                Prospectus -- Class A Shares



                August 1, 2005



(NATIONS FUNDS LOGO)


NATIONS LARGECAP INDEX FUND

NATIONS LARGECAP ENHANCED CORE FUND
NATIONS MIDCAP INDEX FUND

NATIONS SMALLCAP INDEX FUND


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 52.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Nations Funds Index Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

The Index Funds focus on long-term growth. Except for Nations LargeCap Enhanced Core Fund, they all seek to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in the equity securities that are included in the index. While maintaining the characteristics of the index, Nations LargeCap Enhanced Core Fund varies the number, type and weighting of its holdings from those of the index to try to provide higher returns.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. There's always the risk that you'll lose money, or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Index Funds may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 27.

--------------------------------------------------------------------------------


NATIONS LARGECAP INDEX FUND                                      4
------------------------------------------------------------------
NATIONS LARGECAP ENHANCED CORE FUND                              9
------------------------------------------------------------------
NATIONS MIDCAP INDEX FUND                                       15
------------------------------------------------------------------
NATIONS SMALLCAP INDEX FUND                                     20
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     25
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       27

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         30
     How orders are processed                                   34
  How selling and servicing agents are paid                     39
  Distributions and taxes                                       41
  Legal matters                                                 43
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            44
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            49
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   52
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS LARGECAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 27.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P 500 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P 500 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500 Index. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500 Index, subject to certain restrictions.

The Fund tries to achieve a correlation of at least 0.95 with the S&P 500 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 Index is affected by transaction costs and other expenses, changes in the composition of the S&P 500 Index, changes in the number of shares issued by the companies represented in the S&P 500 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LargeCap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----
               22.22%   32.04%   28.06%   20.34%   -9.60%   -12.45%  -22.57%  27.98%   10.45%



               *Year-to-date return as of June 30, 2005: -0.99%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           21.12%
         WORST: 3RD QUARTER 2002:         -17.41%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR    5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES            10.45%   -2.83%      9.49%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 9.87%   -3.16%      8.73%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         6.79%   -2.57%      7.96%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                     10.88%   -2.30%     10.13%

      *THE INCEPTION DATE OF CLASS A SHARES IS OCTOBER 10, 1995. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.20%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.05%
                                                                          -------



         Total annual Fund operating expenses                            0.50%



         Fee waivers and/or reimbursements                              (0.11)%
                                                                          -------



         Total net expenses(3)                                           0.39%
                                                                          =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $40      $149      $269       $618

NATIONS LARGECAP ENHANCED CORE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 27.

WHAT IS AN ENHANCED CORE FUND?

AN ENHANCED CORE FUND IS DESIGNED TO DELIVER THE INDUSTRY AND RISK CHARACTERISTICS OF ITS BENCHMARK WITH THE BENEFITS OF RELATIVELY LOW COSTS AND ACTIVE INVESTMENT MANAGEMENT.

WITH AN ENHANCED CORE FUND, THE PORTFOLIO MANAGER MAY TAKE ADVANTAGE OF INDIVIDUAL ASSET SELECTION FROM A VARIETY OF INSTRUMENTS THAT ARE EXPECTED TO GENERATE RETURNS IN EXCESS OF THE S&P 500 INDEX.

THERE IS NO ASSURANCE THAT ACTIVE MANAGEMENT WILL RESULT IN A HIGHER RETURN THAN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the S&P 500 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio consisting of common stocks that are included in the S&P 500 Index, convertible securities that are convertible into stocks included in that index, and other derivatives whose economic returns are, by design, closely equivalent to the returns of the S&P 500 Index or its components. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The portfolio manager tries to maintain a portfolio that matches the risk characteristics of the S&P 500 Index. The portfolio manager will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 Index and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Fund, the portfolio manager uses quantitative analysis to evaluate the attractiveness of each potential investment. The portfolio manager may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the S&P 500 Index and/or reducing portfolio volatility relative to the S&P 500 Index.

In addition, the portfolio manager believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.

The portfolio manager tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

The portfolio manager may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.

The portfolio manager may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the portfolio manager:

  - may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The portfolio manager will only use this strategy when it is believed to be in the best interest of the Fund to do so and may sell other shares when appropriate

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations LargeCap Enhanced Core Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio manager chooses stocks that it believes have the potential for higher total returns than the S&P 500 Index. There is a risk that the returns of these investments will not exceed those of the S&P 500 Index, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               33.19%   26.33%   17.41%   -11.14%  -9.56%   -21.86%  29.43%   10.23%



               *Year-to-date return as of June 30, 2005: 0.34%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           20.91%
         WORST: 3RD QUARTER 2002:         -17.77%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES             10.23%   -2.17%     9.03%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  7.96%   -3.82%     7.67%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          7.07%   -2.43%     7.37%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%     9.57%

      *THE INCEPTION DATE OF CLASS A SHARES IS JULY 31, 1996. THE RETURN FOR THE
       INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.52%



         Distribution (12b-1) and shareholder servicing fees              0.25%



         Other expenses                                                   0.13%
                                                                         ------



                                                                          0.90%
         Total annual Fund operating expenses



         Fee waivers and/or reimbursements                              (0.15)%
                                                                         ------



         Total net expenses(3)                                            0.75%
                                                                         ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.35% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.35% for assets up to $500 million; 0.30% for assets in excess of $500 million and up to $1 billion; 0.25% for assets in excess of $1 billion and up to $1.5 billion; 0.20% for assets in excess of $1.5 billion and up to $3 billion; 0.18% for assets in excess of $3 billion and up to $6 billion; and 0.16% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $77      $272      $484      $1,094

NATIONS MIDCAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 27.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P MidCap 400 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P MidCap 400 Index. The S&P MidCap 400
                   Index is an unmanaged index of 400 domestic stocks chosen for their market size, liquidity and industry representation. The index is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P MidCap 400 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400 Index.

The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 Index may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400 Index, changes in the number of shares issued by the companies represented in the S&P MidCap 400 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the portfolio manager believes the stock is not liquid enough, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations MidCap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400 Index. The value of the Fund will rise and fall with the performance of the S&P MidCap 400 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -1.21%   -15.18%  34.79%   15.96%



               *Year-to-date return as of June 30, 2005: 3.81%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2001:           17.83%
         WORST: 3RD QUARTER 2002:         -16.73%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P MidCap 400 Index, an unmanaged index of 400 common stocks, weighted by market value. The S&P MidCap 400 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                      15.96%    8.09%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS      15.18%    6.87%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                    10.87%    6.40%



         S&P MIDCAP 400 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                     16.48%    8.74%

      *THE INCEPTION DATE OF CLASS A SHARES IS MAY 31, 2000. THE RETURN FOR THE
       INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.20%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.05%
                                                                          -------



         Total annual Fund operating expenses                            0.50%



         Fee waivers and/or reimbursements                              (0.11)%
                                                                          -------



         Total net expenses(3)                                           0.39%
                                                                          =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $40      $149      $269       $618

NATIONS SMALLCAP INDEX FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 27.

WHAT IS AN INDEX FUND?

INDEX FUNDS USE A "PASSIVE" OR "INDEXING" INVESTMENT APPROACH, WHICH ATTEMPTS TO DUPLICATE THE PERFORMANCE OF A SPECIFIC MARKET INDEX.

CORRELATION MEASURES HOW CLOSELY A FUND'S RETURNS MATCH THOSE OF AN INDEX. A PERFECT CORRELATION OF 1.0 MEANS THAT THE NET ASSET VALUE OF THE FUND INCREASES OR DECREASES IN EXACT PROPORTION TO CHANGES IN THE INDEX.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks investment results that (before fees and expenses) correspond to the total return of the S&P SmallCap 600 Index.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks that are included in the S&P SmallCap 600 Index. The S&P SmallCap
                   600 Index is an unmanaged market capitalization index consisting of 600 common stocks with market capitalizations ranging from $500 million to $3 billion that capture the economic and industry characteristics of small company stock performance. It is not available for investment.

The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600 Index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Different common stocks have different weightings in the S&P SmallCap 600 Index, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600 Index, the portfolio manager will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600 Index, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600 Index.

The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 Index on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 Index is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600 Index, changes in the number of shares issued by the companies represented in the S&P SmallCap 600 Index, and by the timing and amount of shareholder purchases and redemptions, among other things.

Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The portfolio manager tries to minimize these costs for the Fund by using program trades and crossing networks.

The portfolio manager may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Nations SmallCap Index Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600 Index, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600 Index. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600 Index.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FUTURES RISK -- This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO MAY 12, 2000, THE FUND HAD A DIFFERENT INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM
                   IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               27.50%   -1.89%    5.27%    9.20%    5.66%   -15.37%  37.94%   22.08%



               *Year-to-date return as of June 30, 2005: 1.59%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2001:           20.49%
         WORST: 3RD QUARTER 1998:         -20.89%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                        1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES            22.08%   10.46%    10.29%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                20.97%   10.07%     9.83%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES        15.11%    8.96%     8.86%



         S&P SMALLCAP 600 INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR TAXES)      22.65%   11.60%    11.86%

      *THE INCEPTION DATE OF CLASS A SHARES IS OCTOBER 15, 1996. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                               Class A
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.20%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.06%
                                                                          -------



         Total annual Fund operating expenses                            0.51%



         Fee waivers and/or reimbursements                              (0.05)%
                                                                          -------



         Total net expenses(3)                                           0.46%
                                                                          =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.10% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $47      $159      $280       $636

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Any Fund with an 80% Policy may change it without shareholder approval by giving the shareholder at least 60 days notice. Other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN NATIONS MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Nations Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available on the Nations Funds website at www.nationsfunds.com under Fund Details, 30 calendar days following each month-end, and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in FINANCIAL HIGHLIGHTS.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Portfolio. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

  FUND                                    PORTFOLIO MANAGERS
  NATIONS LARGECAP INDEX FUND             VIKRAM KURIYAN



  NATIONAL LARGECAP ENHANCED CORE FUND    VIKRAM KURIYAN



  NATIONS MIDCAP INDEX FUND               VIKRAM KURIYAN



  NATIONAL SMALLCAP INDEX FUND            VIKRAM KURIYAN

                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  VIKRAM KURIYAN       NATIONS LARGE CAP INDEX      COLUMBIA MANAGEMENT --
                       FUND SINCE JANUARY 2000      PORTFOLIO MANAGER SINCE 2000
                       NATIONS LARGECAP ENHANCED
                       CORE FUND SINCE FEBRUARY
                       2005
                       NATIONS MIDCAP INDEX FUND
                       SINCE JANUARY 2000
                       NATIONS SMALLCAP INDEX FUND
                       SINCE JANUARY 2000

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year after waivers and/or reimbursements. Certain

Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                           MAXIMUM     ACTUAL FEE
                                                           ADVISORY     PAID LAST
                                                             FEE       FISCAL YEAR
  NATIONS LARGECAP INDEX FUND                               0.10%         0.10%



  NATIONS LARGECAP ENHANCED CORE FUND                       0.35%(1)      0.38%



  NATIONS MIDCAP INDEX FUND                                 0.10%         0.10%



  NATIONS SMALLCAP INDEX FUND                               0.10%(1)      0.13%

(1)This fee is the current maximum contract level, which has been reduced from the contract level that was in effect during a portion of the last fiscal year.

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;


  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or


  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. the Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay the Columbia Management Advisors, LLC a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:

  NATIONS LARGECAP INDEX FUND, NATIONS MIDCAP INDEX FUND AND
    NATIONS SMALLCAP INDEX FUND                                 0.10%



  NATIONS LARGECAP ENHANCED CORE FUND                           0.17%

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds. You don't pay any sales charges when you buy, sell or exchange Class A shares of the Index Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. The Funds also offer another class of shares, with different features and expense levels, which you may be eligible to buy. Specifically, the Funds offer Class Z shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions or you need help placing an order.

Certain financial institutions and intermediaries that offer Class Z shares may in certain circumstances determine that a shareholder invested in Class A shares is eligible for Class Z shares and will have their shares automatically converted to Class Z shares. No sales charges or other charges will apply to such a conversion, however, an investor should contact their financial institution or intermediary to learn the details of any such policy and also should talk to their tax adviser about the tax consequences of any such automatic conversion.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.


SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Nations Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. The Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR
INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above. Consequently, there is the risk that Nations Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A shares.
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan
                                           accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $25 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly, quarterly or semi-annual
                  Investment Plan        minimum additional investment:             schedule.
                                         - $50

Selling shares    In a lump sum          - shares sold by telephone are limited     A Fund will generally send proceeds
                                         to $100,000 in a 30-day period             from the sale to you within seven days
                                         - other restrictions may apply to          (usually on the next business day after
                                           withdrawals from retirement plan         your request is received in "good
                                           accounts                                 form"). However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                         fee based accounts                         withdrawals any day of the month on a
                                                                                    monthly, quarterly or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange Class A
  shares                                   exchanges                                shares of an Index Fund for Class A
                                                                                    shares of any other Index Fund
                                                                                    distributed by the Distributor. Some
                                                                                    exceptions apply. There may be an
                                                                                    additional sales charge if exchanging
                                                                                    from a Money Market Fund. Redemption
                                                                                    fees may apply.

                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth Individual Retirement Accounts (IRAs), and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other manager accounts or 401(k) plans, simplified employee pension plans
          (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to $100,000 of shares by telephone in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

        - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

        - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

        - We'll send you a check or deposit the money directly to your bank account.

        - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can generally exchange Class A shares of a Fund for Class A shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12b-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12b-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES RELATED TO SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents may be compensated for selling shares and providing services to investors under a distribution and shareholder servicing plan.

The Distributor and selling and servicing agents may receive a maximum combined annual distribution (12b-1) and shareholder servicing fee of 0.25% for selling shares and providing services to investors.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sale's charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plan continues. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Fund

  - an amount of up to 1.00% of the net asset value per share on all sales of Class A shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any net realized capital gain at least once a year. The Funds normally declare and pay distributions of net investment income annually. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(k) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions that come from net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, BACAP and the BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS LARGECAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $21.65               $16.27               $21.98               $22.24
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 0.37###               0.24                 0.20                 0.18
  Net realized and unrealized gain/(loss)
    on investments                               1.01                 5.37                (5.75)               (0.26)
  Net increase/(decrease) in net asset
    value from operations                        1.38                 5.61                (5.55)               (0.08)
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.36)               (0.23)               (0.16)               (0.18)
  Distributions from net realized gains           --                   --                   --                   --
  Total dividends and distributions             (0.36)               (0.23)               (0.16)               (0.18)
  Net asset value, end of year                  $22.67               $21.65               $16.27               $21.98
  TOTAL RETURN++                                 6.33%               34.50%              (25.28)%              (0.30)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $37,088              $33,188              $23,660              $33,238
  Ratio of operating expenses to average
    net assets(a)                                0.39%              0.51%(d)             0.60%(c)             0.60%(c)
  Ratio of net investment income/(loss)
    to average net assets                        1.67%                1.23%                1.14%                0.80%
  Portfolio turnover rate                         4%                   1%                   6%                   7%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.53%(b)             0.75%(e)               0.94%                0.93%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $28.76
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.17
  Net realized and unrealized gain/(loss)
    on investments                               (6.52)
  Net increase/(decrease) in net asset
    value from operations                        (6.35)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.17)
  Distributions from net realized gains           --##
  Total dividends and distributions              (0.17)
  Net asset value, end of year                   $22.24
  TOTAL RETURN++                                (22.18)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $27,417
  Ratio of operating expenses to average
    net assets(a)                               0.60%(c)
  Ratio of net investment income/(loss)
    to average net assets                         0.63%
  Portfolio turnover rate                          8%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.93%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
## Amount represents less than $0.01 per share.
### Net investment income per share reflects a special dividend which amounted to $0.07 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.50% for Class A shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.72% for Class A shares.

NATIONS LARGECAP ENHANCED CORE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $13.56                $9.98               $13.99               $14.89
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                 0.17###               0.11                 0.10                 0.09
  Net realized and unrealized gain/(loss)
    on investments                               0.66                 3.59                (3.51)                0.39
  Net increase/(decrease) in net asset
    value from operations                        0.83                 3.70                (3.41)                0.48
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.21)               (0.12)               (0.06)               (0.09)
  Distributions from net realized gains         (0.77)                 --                 (0.54)               (1.29)
  Total dividends and distributions             (0.98)               (0.12)               (0.60)               (1.38)
  Net asset value, end of year                  $13.41               $13.56                $9.98               $13.99
  TOTAL RETURN++                                 6.59%               37.08%              (25.24)%               2.55%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $17,653              $18,734              $15,663              $25,420
  Ratio of operating expenses to average
    net assets(a)                                0.75%             0.75%(c)(d)           0.75%(c)             0.75%(c)
  Ratio of net investment income/(loss)
    to average net assets                        1.27%                0.98%                1.01%                0.64%
  Portfolio turnover rate                        218%                 307%                 366%                 345%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  1.00%(b)             1.01%(e)               1.05%                1.00%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $22.04
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.08
  Net realized and unrealized gain/(loss)
    on investments                               (4.47)
  Net increase/(decrease) in net asset
    value from operations                        (4.39)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.07)
  Distributions from net realized gains          (2.69)
  Total dividends and distributions              (2.76)
  Net asset value, end of year                   $14.89
  TOTAL RETURN++                                (21.75)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $32,402
  Ratio of operating expenses to average
    net assets(a)                               0.75%(c)
  Ratio of net investment income/(loss)
    to average net assets                         0.42%
  Portfolio turnover rate                          97%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.95%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
### Net investment income per share reflects a special dividend which amounted to $0.04 per share.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.97% for Class A shares.
(c) The effect of interest expense on the operating expense ratio was less than 0.01%.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.98% for Class A shares.

NATIONS MIDCAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
  CLASS A SHARES                              03/31/05#          03/31/04#          03/31/03#          03/31/02#
  OPERATING PERFORMANCE:
  Net asset value, beginning of period          $10.26             $6.96              $9.33              $8.41
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.10               0.06               0.05               0.05
  Net realized and unrealized gain/(loss)
    on investments                               0.91               3.30              (2.26)              1.46
  Net increase/(decrease) in net asset
    value from operations                        1.01               3.36              (2.21)              1.51
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.08)             (0.06)             (0.04)             (0.04)
  Distributions from net realized gains         (0.27)              --**              (0.12)             (0.55)
  Total dividends and distributions             (0.35)             (0.06)             (0.16)             (0.59)
  Net asset value, end of period                $10.92             $10.26             $6.96              $9.33
  TOTAL RETURN++                                10.03%             48.31%            (23.98)%            17.99%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $9,606             $7,385             $2,189             $1,123
  Ratio of operating expenses to average
    net assets                                 0.39%(b)        0.50%(a)(b)(d)        0.60%(a)           0.60%(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                     0.39%(b)         0.50%(a)(d)          0.60%(a)           0.60%(a)
  Ratio of net investment income/(loss)
    to average net assets                       0.96%              0.70%              0.59%              0.57%
  Portfolio turnover rate                        18%                 9%                15%                16%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     0.53%(c)         0.75%(a)(e)          0.95%(a)           0.97%(a)

                                              PERIOD ENDED
  CLASS A SHARES                               03/31/01*
  OPERATING PERFORMANCE:
  Net asset value, beginning of period           $9.55
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                    0.05
  Net realized and unrealized gain/(loss)
    on investments                               (0.24)
  Net increase/(decrease) in net asset
    value from operations                        (0.19)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.06)
  Distributions from net realized gains          (0.89)
  Total dividends and distributions              (0.95)
  Net asset value, end of period                 $8.41
  TOTAL RETURN++                                (2.84)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $215
  Ratio of operating expenses to average
    net assets                                 0.60%+(a)
  Ratio of operating expenses including
    interest expense to average net
    assets                                     0.60%+(a)
  Ratio of net investment income/(loss)
    to average net assets                        0.57%+
  Portfolio turnover rate                         69%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                     1.00%+(a)

* Nations MidCap Index Fund Class A shares commenced operations on May 31, 2000. ** Amount represents less than $0.01 per share.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.50% for Class A shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.72% for Class A shares.

NATIONS SMALLCAP INDEX FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  OPERATING PERFORMANCE:
  Net asset value, beginning of year            $17.88               $11.57               $15.60               $13.22
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                  0.12                 0.05                 0.03                 0.03
  Net realized and unrealized gain/(loss)
    on investments                               2.03                 6.39                (3.99)                2.72
  Net increase/(decrease) in net asset
    value from operations                        2.15                 6.44                (3.96)                2.75
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.10)               (0.08)               (0.01)               (0.04)
  Distributions from net realized gains         (0.77)               (0.05)               (0.06)               (0.33)
  Total dividends and distributions             (0.87)               (0.13)               (0.07)               (0.37)
  Net asset value, end of year                  $19.16               $17.88               $11.57               $15.60
  TOTAL RETURN++                                12.58%               55.73%              (25.46)%              20.97%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $14,337              $12,534              $7,814               $8,724
  Ratio of operating expenses to average
    net assets(a)                                0.46%              0.56%(d)               0.65%                0.65%
  Ratio of operating expenses including
    interest expense to average net
    assets(a)                                  0.46%(b)            0.56%(b)(d)             0.65%                0.65%
  Ratio of net investment income/(loss)
    to average net assets                        0.64%                0.32%                0.26%                0.21%
  Portfolio turnover rate                         16%                  16%                  26%                  18%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                  0.57%(c)             0.78%(e)               1.01%                1.01%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  OPERATING PERFORMANCE:
  Net asset value, beginning of year             $13.52
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)#                   0.04
  Net realized and unrealized gain/(loss)
    on investments                               (0.32)
  Net increase/(decrease) in net asset
    value from operations                        (0.28)
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (0.02)
  Distributions from net realized gains            --
  Total dividends and distributions              (0.02)
  Net asset value, end of year                   $13.22
  TOTAL RETURN++                                 (2.06)%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $6,517
  Ratio of operating expenses to average
    net assets(a)                                 0.66%
  Ratio of operating expenses including
    interest expense to average net
    assets(a)                                     0.66%
  Ratio of net investment income/(loss)
    to average net assets                         0.31%
  Portfolio turnover rate                          65%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.04%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Per share net investment income/(loss) has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.54% for Class A shares.
(d) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.
(e) The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.76% for Class A shares.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS LARGECAP INDEX FUND -- CLASS A SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.39%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.61%             $10,461.00        $ 39.90
       2           10.25%             $11,025.00              9.43%             $10,943.25        $ 41.74
       3           15.76%             $11,576.25             14.48%             $11,447.74        $ 43.66
       4           21.55%             $12,155.06             19.75%             $11,975.48        $ 45.68
       5           27.63%             $12,762.82             25.28%             $12,527.55        $ 47.78
       6           34.01%             $13,400.96             31.05%             $13,105.07        $ 49.98
       7           40.71%             $14,071.00             37.09%             $13,709.21        $ 52.29
       8           47.75%             $14,774.55             43.41%             $14,341.20        $ 54.70
       9           55.13%             $15,513.28             50.02%             $15,002.33        $ 57.22
      10           62.89%             $16,288.95             56.94%             $15,693.94        $ 59.86
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 5,693.94
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $492.80

NATIONS LARGECAP ENHANCED CORE FUND -- CLASS A SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.75%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.25%             $10,425.00        $ 76.59
       2           10.25%             $11,025.00              8.68%             $10,868.06        $ 79.85
       3           15.76%             $11,576.25             13.30%             $11,329.96        $ 83.24
       4           21.55%             $12,155.06             18.11%             $11,811.48        $ 86.78
       5           27.63%             $12,762.82             23.13%             $12,313.47        $ 90.47
       6           34.01%             $13,400.96             28.37%             $12,836.79        $ 94.31
       7           40.71%             $14,071.00             33.82%             $13,382.35        $ 98.32
       8           47.75%             $14,774.55             39.51%             $13,951.10        $102.50
       9           55.13%             $15,513.28             45.44%             $14,544.02        $106.86
      10           62.89%             $16,288.95             51.62%             $15,162.14        $111.40
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 5,162.14
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $930.32

NATIONS MIDCAP INDEX FUND -- CLASS A SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.39%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.61%            $10,461.00      $ 39.90
       2           10.25%            $11,025.00             9.43%            $10,943.25      $ 41.74
       3           15.76%            $11,576.25            14.48%            $11,447.74      $ 43.66
       4           21.55%            $12,155.06            19.75%            $11,975.48      $ 45.68
       5           27.63%            $12,762.82            25.28%            $12,527.55      $ 47.78
       6           34.01%            $13,400.96            31.05%            $13,105.07      $ 49.98
       7           40.71%            $14,071.00            37.09%            $13,709.21      $ 52.29
       8           47.75%            $14,774.55            43.41%            $14,341.20      $ 54.70
       9           55.13%            $15,513.28            50.02%            $15,002.33      $ 57.22
      10           62.89%            $16,288.95            56.94%            $15,693.94      $ 59.86
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,693.94
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $492.80

NATIONS SMALLCAP INDEX FUND -- CLASS A SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.46%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.54%            $10,454.00      $ 47.04
       2           10.25%            $11,025.00              9.29%            $10,928.61      $ 49.18
       3           15.76%            $11,576.25             14.25%            $11,424.77      $ 51.41
       4           21.55%            $12,155.06             19.43%            $11,943.46      $ 53.75
       5           27.63%            $12,762.82             24.86%            $12,485.69      $ 56.19
       6           34.01%            $13,400.96             30.53%            $13,052.54      $ 58.74
       7           40.71%            $14,071.00             36.45%            $13,645.12      $ 61.40
       8           47.75%            $14,774.55             42.65%            $14,264.61      $ 64.19
       9           55.13%            $15,513.28             49.12%            $14,912.23      $ 67.11
      10           62.89%            $16,288.95             55.89%            $15,589.24      $ 70.15
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,589.24
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $579.17

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400(1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500", "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Funds Index Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.345.6611

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:
Nations Funds Trust, 811-09645
INDEXPROIA-0805


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Class A Shares
                August 1, 2005


(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS TAX-EXEMPT RESERVES

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 40.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 19.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                        7
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     10
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     13
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     17
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       19

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         21
     How orders are processed                                   23
  How selling, servicing and administration agents              29
     are paid
  Distributions and taxes                                       31
  Legal matters                                                 33
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            34
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            37
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   40
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 19.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


               2003     2004
               ----     ----
               0.64%    0.80%



              *Year-to-date return as of June 30, 2005: 1.05%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:                  0.34%
         WORST: 2ND QUARTER 2004:                 0.12%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CLASS A SHARES                                            0.80%     0.84%

      *THE INCEPTION DATE OF CLASS A SHARES IS MAY 13, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class A
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1), shareholder servicing and shareholder
         administration fees                                            0.45%



         Other expenses                                                 0.02%
                                                                         -----



         Total annual Fund operating expenses                           0.72%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         -----



         Total net expenses(3)                                          0.65%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $66      $223      $394       $888

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 19.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


(Bar Chart)

               2003     2004
               ----     ----
               0.57%    0.69%



              *Year-to-date return as of June 30, 2005: 0.96%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2004:                  0.30%
         WORST: 2ND QUARTER 2004:                 0.10%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CLASS A SHARES                                            0.69%     0.75%

      *THE INCEPTION DATE OF CLASS A SHARES IS MAY 13, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class A
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1), shareholder servicing and shareholder
         administration fees                                            0.45%



         Other expenses                                                 0.02%
                                                                         -----



         Total annual Fund operating expenses                           0.72%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         -----



         Total net expenses(3)                                          0.65%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $66      $223      $394       $888

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 19.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.




               2003     2004
               ----     ----
               0.58%    0.75%



              *Year-to-date return as of June 30, 2005: 1.01%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2004:          0.32%
         WORST: 2ND QUARTER 2004:         0.11%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CLASS A SHARES                                            0.75%     0.78%

      *THE INCEPTION DATE OF CLASS A SHARES IS MAY 13, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class A
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1), shareholder servicing and shareholder
         administration fees                                            0.45%



         Other expenses                                                 0.02%
                                                                         -----



         Total annual Fund operating expenses                           0.72%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         -----



         Total net expenses(3)                                          0.65%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $66      $223      $394       $888

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 19.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

THE INFORMATION ABOUT THE PERFORMANCE FOR THE PERIOD PRIOR TO MAY 10, 2002, REFLECTS PERFORMANCE INFORMATION FOR A PREDECESSOR FUND WHICH WAS REORGANIZED INTO THE FUND ON MAY 10, 2002. THE PREDECESSOR FUND HAD AN IDENTICAL INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


(Bar Chart)

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.43%    3.06%    3.22%    2.93%    2.73%    3.58%    2.22%    0.85%    0.46%    0.58%



              *Year-to-date return as of June 30, 2005: 0.75%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     0.94%
         WORST: 1ST QUARTER 2004:                    0.08%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES                          0.58%     1.53%     2.30%      2.52%

      *THE INCEPTION DATE OF CLASS A SHARES IS APRIL 5, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class A shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Class A
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1), shareholder servicing and shareholder
         administration fees                                            0.45%



         Other expenses                                                 0.03%
                                                                         -----



         Total annual Fund operating expenses                           0.73%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                         -----



         Total net expenses(3)                                          0.65%
                                                                         =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class A shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS A SHARES                          $66      $225      $398       $899

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

         - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

         - must maintain an average dollar-weighted maturity of 90 days or less

         - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days

         - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier or second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transactions costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGER, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions. The Adviser uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%        0.12%

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. the Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------

Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, Inc. a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------

Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly through Nations Funds. You don't pay any sales charges when you buy, sell or exchange Class A shares of the Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You'll find more information about buying, selling and exchanging Class A shares on the pages that follow. You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Class A shares.
                                         - $25 for traditional and Roth IRAs,
                                           and Coverdell Education Savings
                                           Accounts
                                         - no minimum for certain fee-based
                                           accounts and certain retirement plan
                                           accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $25 for traditional and Roth IRAs,
                                           and Coverdell Education Savings
                                           Accounts
                                         - $50 for all other accounts

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly or quarterly schedule.
                  Investment Plan        minimum additional investment:
                                         - $50

Selling shares    In a lump sum          - shares sold by telephone are limited     A Fund will generally send proceeds
                                           to $100,000 in a 30-day period           from the sale to you within one day
                                         - restrictions may apply to withdrawals    after your request is received in "good
                                           from retirement plan accounts            form." However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                  Using our free         - minimum $250 per check                   You can write checks for free. You can
                  checkwriting                                                      only use checks to make partial
                  service                                                           withdrawals from a Fund. You can't use
                                                                                    a check to make a full withdrawal from
                                                                                    a Fund.

                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                           fee based accounts                       withdrawals any day of the month on a
                                                                                    monthly, quarterly or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange Class A
  shares                                   exchanges                                shares of a Money Market Fund for Class
                                                                                    A shares of any other Fund distributed
                                                                                    by the Distributor. Some exceptions
                                                                                    apply. A sales charge may apply when
                                                                                    exchanging from a Money Market Fund to
                                                                                    Funds with front-end sales charges.

                  Using our Automatic    - minimum $100 per exchange                You can make exchanges any day of the
                  Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Tax-Exempt Reserves

Orders received after these times will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - Call 1.800.345.6611 to place telephone orders.

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.
--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class A shares at net asset value per share.

        - We must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

          If we receive payment after this time, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT

      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth Individual Retirement Accounts (IRAs), and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts and for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

      MINIMUM ADDITIONAL INVESTMENT

      You can make additional purchases of as little as $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly or quarterly basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds of Nations Cash Reserves, Nations Treasury Reserves or Nations Government Reserves by Fedwire on the same business day that the Fund, Distributor, Transfer Agent or their agents receive your order in good order.

        - If you're selling your shares of Nations Tax-Exempt Reserves through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Distributor, Transfer Agent or their agents receive your order in good order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares of Nations Tax-Exempt Reserves directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order in good order.

        - You can sell up to $100,000 of shares by telephone to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or
          (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your investment professional or us to set up the service.

Here's how the service works:

  - Each check you write must be for $250 and no more than $100,000.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Exchanges are not available if you bought your Class A shares through a cash sweep option on your account or through a mutual fund supermarket.

      Here's how exchanges work:

        - You can generally exchange Class A shares of a Money Market Fund for Class A shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See SHORT-TERM TRADING ACTIVITY AND MARKET TIMING. To exchange by telephone, call 800.422.3737. Please have your account and taxpayer identification numbers available when calling.

      For example, if you exchange into Class A shares of the Money Market Funds by exchanging Class A shares that were bought without an initial sales charge in certain circumstances a CDSC may apply. Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12 months begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee based program.

      Your selling agent receives a cumulative commission from the Distributor when you purchase $1 million or more of Class A shares, as follows:

         $0 - $2,999,999                                               1.00%



         $3 MILLION - $4,999,999                                       0.80%



         $5 MILLION - $24,999,999                                      0.50%



         $25 MILLION OR MORE                                           0.25%

      The commission to selling agents for Class A share purchases of $25 million or more is paid beginning in the 13th month but only to the extent the shares remain outstanding. For Class A share purchases by participants in certain group retirement plans offered through a fee based program, selling agents receive a 1% commission from the distributor on all purchases of less than $3 million.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC. In certain circumstances, an otherwise applicable CDSC may be reduced or waived, as described in the Statement of Additional Information.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class A shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.
  - You can choose to have us transfer your money on any day of the month.
  - The rules for making exchanges apply to automatic exchanges.

How selling, servicing and administration agents are paid
(PERCENT GRAPHIC)


--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1), SHAREHOLDER SERVICING AND SHAREHOLDER ADMINISTRATION FEES

The Distributor, Adviser and selling and servicing agents are compensated for selling shares and providing services to investors under distribution, shareholder servicing and shareholder administration plans.

The Distributor may receive a maximum annual distribution (12b-1) fee of 0.10% of the average daily net assets of Class A shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of up to 0.25% of the average daily net assets of Class A shares of the Funds.

The Adviser, its affiliates and/or other financial institutions and intermediaries may receive a maximum annual shareholder administration fee of up to 0.10% of the average daily net assets of the Funds.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - an additional amount of up to 1.00% of the net asset value per share on all sales of Class A shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.


The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.


In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.


These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of realized net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

NATIONS TAX-EXEMPT RESERVES

In general, you will not be subject to federal income or alternative minimum tax on distributions from Nations Tax-Exempt Reserves of its tax-exempt interest income. These distributions, however, may be subject to state, local and other taxes.

Although the Fund does not intend to earn any taxable income or capital gain, any distributions of such income or gain generally are subject to tax.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest each Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                      YEAR ENDED
  CLASS A SHARES                                     03/31/05                        03/31/04
  Net asset value, beginning of period                 $1.00                           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0113                          0.0055
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0113)                        (0.0055)
  Net asset value, end of period                       $1.00                           $1.00
  TOTAL RETURN++                                       1.13%                           0.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $256,503                        $285,257
  Ratio of operating expenses to average
    net assets(a)                                      0.65%                         0.65%(c)
  Ratio of net investment income/(loss)
    to average net assets                              1.10%                           0.56%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          0.72%                           0.71%

                                                    PERIOD ENDED
  CLASS A SHARES                                    03/31/03*+++
  Net asset value, beginning of period                  $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0117
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0117)
  Net asset value, end of period                        $1.00
  TOTAL RETURN++                                        1.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $378,382
  Ratio of operating expenses to average
    net assets(a)                                     0.65%+(b)
  Ratio of net investment income/(loss)
    to average net assets                              1.17%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          0.71%+

* Nations Cash Reserves Class A shares commenced operations on May 13, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The total return for the period ended March 31, 2003 reflects the historical return information for Nations Prime Fund Class A shares, which were reorganized into Nations Cash Reserves Class A shares on May 10, 2002.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                      YEAR ENDED
  CLASS A SHARES                                     03/31/05                        03/31/04
  Net asset value, beginning of period                 $1.00                           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0099                          0.0048
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0099)                        (0.0048)
  Net asset value, end of period                       $1.00                           $1.00
  TOTAL RETURN++                                       1.00%                           0.48%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $632,569                        $702,673
  Ratio of operating expenses to average
    net assets(a)                                      0.65%                           0.65%
  Ratio of net investment income/(loss)
    to average net assets                              0.95%                           0.49%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          0.72%                           0.71%

                                                    PERIOD ENDED
  CLASS A SHARES                                    03/31/03*+++
  Net asset value, beginning of period                  $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0107
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0107)
  Net asset value, end of period                        $1.00
  TOTAL RETURN++                                        1.07%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $850,729
  Ratio of operating expenses to average
    net assets(a)                                      0.65%+
  Ratio of net investment income/(loss)
    to average net assets                              1.07%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          0.71%+

* Nations Treasury Reserves Class A shares commenced operations on May 13, 2002. + Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The total return for the period ended March 31, 2003 reflects the historical return information for Nations Treasury Fund Class A shares, which were reorganized into Nations Treasury Reserves Class A shares on May 10, 2002.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                      YEAR ENDED
  CLASS A SHARES                                     03/31/05                        03/31/04
  Net asset value, beginning of period                 $1.00                           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0107                          0.0050
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0107)                        (0.0050)
  Net asset value, end of period                       $1.00                           $1.00
  TOTAL RETURN++                                       1.08%                           0.50%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $31,654                         $11,263
  Ratio of operating expenses to average
    net assets(a)                                      0.65%                           0.65%
  Ratio of net investment income/(loss)
    to average net assets                              1.13%                           0.51%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          0.72%                           0.71%

                                                    PERIOD ENDED
  CLASS A SHARES                                    03/31/03*+++
  Net asset value, beginning of period                  $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0108
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0108)
  Net asset value, end of period                        $1.00
  TOTAL RETURN++                                        1.08%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $6,069
  Ratio of operating expenses to average
    net assets(a)                                      0.65%+
  Ratio of net investment income/(loss)
    to average net assets                              1.03%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                          0.72%+

* Nations Government Reserves Class A shares commenced operations on May 13,
2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The total return for the period ended March 31, 2003 reflects the historical return information for Nations Government Money Market Fund Class A shares, which were reorganized into Nations Government Reserves Class A shares on May 10, 2002.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED          YEAR ENDED           YEAR ENDED
  CLASS A SHARES                               03/31/05             03/31/04            03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00               $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0080               0.0041              0.0079               0.0169
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0080)             (0.0041)            (0.0079)             (0.0169)
  Net asset value, end of year                   $1.00                $1.00               $1.00                $1.00
  TOTAL RETURN++                                 0.80%                0.41%               0.79%                1.70%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $28,934              $50,803             $87,141              $80,108
  Ratio of operating expenses to average
    net assets                                   0.65%                0.65%               0.65%                0.65%
  Ratio of net investment income/(loss)
    to average net assets                        0.75%                0.39%               0.68%                1.65%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.73%                0.72%               0.73%                0.68%

                                               YEAR ENDED
  CLASS A SHARES                                03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0348
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0348)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  3.53%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $51,705
  Ratio of operating expenses to average
    net assets                                    0.65%
  Ratio of net investment income/(loss)
    to average net assets                         3.45%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.68%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CASH RESERVES -- CLASS A SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.65%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.35%            $10,435.00      $ 66.41
       2           10.25%            $11,025.00              8.89%            $10,888.92      $ 69.30
       3           15.76%            $11,576.25             13.63%            $11,362.59      $ 72.32
       4           21.55%            $12,155.06             18.57%            $11,856.86      $ 75.46
       5           27.63%            $12,762.82             23.73%            $12,372.64      $ 78.75
       6           34.01%            $13,400.96             29.11%            $12,910.85      $ 82.17
       7           40.71%            $14,071.00             34.72%            $13,472.47      $ 85.75
       8           47.75%            $14,774.55             40.59%            $14,058.52      $ 89.48
       9           55.13%            $15,513.28             46.70%            $14,670.07      $ 93.37
      10           62.89%            $16,288.95             53.08%            $15,308.21      $ 97.43
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,308.21
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $810.43

NATIONS TREASURY RESERVES -- CLASS A SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.65%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.35%            $10,435.00      $ 66.41
       2           10.25%            $11,025.00             8.89%            $10,888.92      $ 69.30
       3           15.76%            $11,576.25            13.63%            $11,362.59      $ 72.32
       4           21.55%            $12,155.06            18.57%            $11,856.86      $ 75.46
       5           27.63%            $12,762.82            23.73%            $12,372.64      $ 78.75
       6           34.01%            $13,400.96            29.11%            $12,910.85      $ 82.17
       7           40.71%            $14,071.00            34.72%            $13,472.47      $ 85.75
       8           47.75%            $14,774.55            40.59%            $14,058.52      $ 89.48
       9           55.13%            $15,513.28            46.70%            $14,670.07      $ 93.37
      10           62.89%            $16,288.95            53.08%            $15,308.21      $ 97.43
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,308.21
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $810.43

NATIONS GOVERNMENT RESERVES -- CLASS A SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.65%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.35%            $10,435.00      $ 66.41
       2           10.25%            $11,025.00             8.89%            $10,888.92      $ 69.30
       3           15.76%            $11,576.25            13.63%            $11,362.59      $ 72.32
       4           21.55%            $12,155.06            18.57%            $11,856.86      $ 75.46
       5           27.63%            $12,762.82            23.73%            $12,372.64      $ 78.75
       6           34.01%            $13,400.96            29.11%            $12,910.85      $ 82.17
       7           40.71%            $14,071.00            34.72%            $13,472.47      $ 85.75
       8           47.75%            $14,774.55            40.59%            $14,058.52      $ 89.48
       9           55.13%            $15,513.28            46.70%            $14,670.07      $ 93.37
      10           62.89%            $16,288.95            53.08%            $15,308.21      $ 97.43
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,308.21
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $810.43

NATIONS TAX-EXEMPT RESERVES -- CLASS A SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.65%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.35%            $10,435.00      $ 66.41
       2           10.25%            $11,025.00             8.89%            $10,888.92      $ 69.30
       3           15.76%            $11,576.25            13.63%            $11,362.59      $ 72.32
       4           21.55%            $12,155.06            18.57%            $11,856.86      $ 75.46
       5           27.63%            $12,762.82            23.73%            $12,372.64      $ 78.75
       6           34.01%            $13,400.96            29.11%            $12,910.85      $ 82.17
       7           40.71%            $14,071.00            34.72%            $13,472.47      $ 85.75
       8           47.75%            $14,774.55            40.59%            $14,058.52      $ 89.48
       9           55.13%            $15,513.28            46.70%            $14,670.07      $ 93.37
      10           62.89%            $16,288.95            53.08%            $15,308.21      $ 97.43
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,308.21
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $810.43

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large affect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS

      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.345.6611

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:
Nations Funds Trust, 811-09645

RESPROIA-0805


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Class B and C Shares
                August 1, 2005



(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS TAX-EXEMPT RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES
NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 82.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Class B and Class C shares of the Funds. These classes of shares are designed primarily as exchange classes for holders of Nations Funds non-money market funds. In addition, they may be used in connection with Nations Funds Automated Dollar Cost Averaging Feature. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about buying, selling and exchanging these classes of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 44.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    8
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       12
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     17
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      22
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     27
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          32
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            37
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     42
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       44

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Choosing a share class                                        46
     About Class B shares                                       47
        Contingent deferred sales charge                        47
     About Class C shares                                       48
        Contingent deferred sales charge                        48
     When you might not have to pay a CDSC                      49
  Buying, selling and exchanging shares                         51
     How orders are processed                                   53
  How selling and servicing agents are paid                     59
  Distributions and taxes                                       61
  Legal matters                                                 64
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            65
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            73
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   82
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               5.31%    3.08%    0.70%    0.25%    0.37%



              *Year-to-date return as of June 30, 2005: 0.73%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.38%
         WORST: 2ND QUARTER 2004:         0.06%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS B SHARES                                    0.37%     1.92%     2.04%



         CLASS C SHARES                                    0.37%     1.92%     2.04%

      *THE INCEPTION DATES OF CLASS B SHARES AND CLASS C SHARES ARE OCTOBER 4,
       1999 AND OCTOBER 5, 1999, RESPECTIVELY.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                        Class B   Class C
         (Fees paid directly from your investment)               Shares    Shares
         Maximum sales charge (load) imposed on purchases          N/A       N/A



         Maximum deferred sales charge (load) as a % of the
         lower of the original purchase price or net asset
         value                                                     5.00%(1)   1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                                        0.25%     0.25%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                       1.10%     1.10%



         Other expenses                                            0.02%     0.02%
                                                                    ----      ----



         Total annual Fund operating expenses                      1.37%     1.37%



         Fee waivers and/or reimbursements                       (0.07)%   (0.07)%
                                                                   -----     -----



         Total net expenses(5)                                     1.30%     1.30%
                                                                    ====      ====

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $632     $727      $943      $1,462



         CLASS C SHARES                          $232     $427      $743      $1,640

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $132     $427      $743      $1,462



         CLASS C SHARES                          $132     $427      $743      $1,640

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               5.30%    3.01%    0.63%    0.25%    0.37%



              *Year-to-date return as of June 30, 2005: 0.72%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     1.37%
         WORST: 2ND QUARTER 2004:                    0.06%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS B SHARES                                    0.37%     1.89%     2.02%



         CLASS C SHARES                                    0.37%       N/A     1.26%

      *THE INCEPTION DATE OF CLASS B SHARES AND CLASS C SHARES ARE OCTOBER 5,
       1999 AND JANUARY 6, 2000, RESPECTIVELY.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEE                                         Class B   Class C
         (Fees paid directly from your investment)               Shares    Shares
         Maximum sales charge (load) imposed on purchases          N/A       N/A



         Maximum deferred sales charge (load) as a % of the
         lower of the original purchase price or net asset
         value                                                     5.00%(1)   1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                                        0.25%     0.25%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                       1.10%     1.10%



         Other expenses                                            0.02%     0.02%
                                                                    ----      ----



         Total annual Fund operating expenses                      1.37%     1.37%



         Fee waivers and/or reimbursements                       (0.07)%   (0.07)%
                                                                   -----     -----



         Total net expenses(5)                                     1.30%     1.30%
                                                                    ====      ====

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $632     $727      $943      $1,462



         CLASS C SHARES                          $232     $427      $743      $1,640

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $132     $427      $743      $1,462



         CLASS C SHARES                          $132     $427      $743      $1,640

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               5.04%    2.85%    0.61%    0.25%    0.33%



              *Year-to-date return as of June 30, 2005: 0.63%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.33%
         WORST: 3RD QUARTER 2004:         0.06%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS B SHARES                                    0.33%    1.80%     1.89%
         CLASS C SHARES                                      N/A*     N/A*      N/A*

      *THE INCEPTION DATES OF CLASS B SHARES AND CLASS C SHARES ARE OCTOBER 15,
       1999 AND JULY 16, 2002, RESPECTIVELY. FROM JULY 23, 2003 TO DECEMBER 31, 2004 PERFORMANCE COULD NOT BE CALCULATED FOR CLASS C SHARES DUE TO NOMINAL ASSET LEVELS.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                        Class B   Class C
         (Fees paid directly from your investment)               Shares    Shares
         Maximum sales charge (load) imposed on purchases          N/A       N/A



         Maximum deferred sales charge (load)                      5.00%(1)   1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)



         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                                        0.25%     0.25%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                       1.10%     1.10%



         Other expenses                                            0.02%     0.02%
                                                                    ----      ----



         Total annual Fund operating expenses                      1.37%     1.37%



         Fee waivers and/or reimbursements                       (0.07)%   (0.07)%
                                                                   -----     -----



         Total net expenses(5)                                     1.30%     1.30%
                                                                    ====      ====

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $632     $727      $943      $1,462



         CLASS C SHARES                          $232     $427      $743      $1,640

      If you bought Class B or Class C Shares, you would pay the following expenses if you didn't sell your Shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $132     $427      $743      $1,462



         CLASS C SHARES                          $132     $427      $743      $1,640

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH)       PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               5.17%    2.93%    0.56%    0.25%    0.35%



              *Year-to-date return as of June 30, 2005: 0.68%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                1.34%
         WORST: 2ND QUARTER 2004:               0.06%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                             LIFE OF
                                                          1 YEAR   5 YEARS    FUND*
         CLASS B SHARES                                   0.35%     1.83%     1.92%
         CLASS C SHARES                                     N/A*      N/A*      N/A*

      *THE INCEPTION DATES OF CLASS B SHARES AND CLASS C SHARES ARE NOVEMBER 2,
       1999 AND DECEMBER 21, 1999, RESPECTIVELY. FROM JANUARY 6, 2003 TO DECEMBER 31, 2004 PERFORMANCE COULD NOT BE CALCULATED FOR CLASS C SHARES DUE TO NOMINAL ASSET LEVELS.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                        Class B   Class C
         (Fees paid directly from your investment)               Shares    Shares
         Maximum sales charge (load) imposed on purchases          N/A       N/A



         Maximum deferred sales charge (load)                      5.00%(1)   1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)



         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                                        0.25%     0.25%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                       1.10%     1.10%



         Other expenses                                            0.02%     0.02%
                                                                    ----      ----



         Total annual Fund operating expenses                      1.37%     1.37%



         Fee waivers and/or reimbursements                       (0.07)%   (0.07)%
                                                                   -----     -----



         Total net expenses(5)                                     1.30%     1.30%
                                                                    ====      ====

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $632     $727      $943      $1,462



         CLASS C SHARES                          $232     $427      $743      $1,640

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $132     $427      $743      $1,462



         CLASS C SHARES                          $132     $427      $743      $1,640

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               2.90%    1.56%    0.51%    0.22%    0.21%



              *Year-to-date return as of June 30, 2005: 0.44%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:             0.78%
         WORST: 2ND QUARTER 2004:            0.04%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS B SHARES                                    0.21%     1.07%    1.08%



         CLASS C SHARES                                    0.21%     N/A*     0.30%

      *THE INCEPTION DATES OF CLASS B SHARES AND CLASS C SHARES ARE DECEMBER 27,
       1999 AND MARCH 28, 2002, RESPECTIVELY.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                        Class B   Class C
         (Fees paid directly from your investment)               Shares    Shares
         Maximum sales charge (load) imposed on purchases          N/A       N/A



         Maximum deferred sales charge (load)                     5.00%(1)  1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)



         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                                       0.25%     0.25%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                      1.10%     1.10%



         Other expenses                                           0.03%     0.03%
                                                                   -----     -----



         Total annual Fund operating expenses                     1.38%     1.38%



         Fee waivers and/or reimbursements                       (0.08)%   (0.08)%
                                                                 -------   -------



                                                                  1.30%     1.30%
         Total net expenses(5)                                     =====     =====

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $632     $729      $948      $1,473



         CLASS C SHARES                          $232     $429      $748      $1,650

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $132     $429      $748      $1,473



         CLASS C SHARES                          $132     $429      $748      $1,650

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE CLASS B SHARES AND CLASS C SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE DAILY CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

THE INFORMATION ABOUT THE PERFORMANCE FOR THE PERIOD PRIOR TO MAY 10, 2002, REFLECTS PERFORMANCE INFORMATION FOR A PREDECESSOR FUND WHICH WAS REORGANIZED INTO THE FUND ON MAY 10, 2002. THE PREDECESSOR FUND HAD AN IDENTICAL INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.72%    2.97%    2.77%    2.58%    3.42%    2.06%    0.70%    0.33%    0.43%



              *Year-to-date return as of June 30, 2005: 0.67%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                  0.91%
         WORST: 1ST QUARTER 2004:                 0.05%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY SHARES                                      0.43%     1.38%     2.11%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS FEBRUARY 10, 1995.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                        Class B   Class C
         (Fees paid directly from your investment)               Shares    Shares
         Maximum sales charge (load) imposed on purchases          N/A       N/A



         Maximum deferred sales charge (load)                      5.00%(1)   1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                                        0.25%     0.25%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                       1.10%     1.10%



         Other expenses                                            0.03%     0.03%
                                                                    ----      ----



         Total annual Fund operating expenses                      1.38%     1.38%



         Fee waivers and/or reimbursements                       (0.08)%   (0.08)%
                                                                   -----     -----



         Total net expenses(5)                                     1.30%     1.30%
                                                                    ====      ====

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $632     $729      $948      $1,473



         CLASS C SHARES                          $232     $429      $748      $1,650

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $132     $429      $748      $1,473



         CLASS C SHARES                          $132     $429      $748      $1,650

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which, in turn, generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. The current finances of California and its municipalities have improved during fiscal year 2004-05, in part due to an improved economy and higher employment rates, which increased tax revenue. California remains the state with the lowest credit rating, however. The Governor's Budget for 2005-06 projects a $6 billion deficit due to structural spending imbalances. The Governor proposes to cut program spending and to shift responsibility for certain obligations to make up the shortfall, but as of June 15, the State Legislature had not approved a final budget for the 2005-06 fiscal year. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               0.72%    0.16%    0.22%    0.20%



              *Year-to-date return as of June 30, 2005: 0.42%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2001:                     0.36%
         WORST: 2ND QUARTER 2002:                    0.00%*

       AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CLASS B SHARES                                            0.20%    0.33%
         CLASS C SHARES                                              N/A*     N/A*

      *THE INCEPTION DATE OF CLASS B SHARES AND CLASS C SHARES ARE DECEMBER 29,
       2000 AND AUGUST 1, 2003, RESPECTIVELY, HOWEVER, DURING THE PERIOD REFLECTED FOR CERTAIN DISCLOSURES FOR CLASS B SHARES, STATIC PERFORMANCE WAS EXPERIENCED DUE TO A NOMINAL ASSET LEVEL. FROM APRIL 29, 2004 TO DECEMBER 31, 2004 PERFORMANCE COULD NOT BE CALCULATED FOR CLASS C SHARES DUE TO NOMINAL ASSET LEVELS.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                        Class B   Class C
         (Fees paid directly from your investment)               Shares    Shares
         Maximum sales charge (load) imposed on purchases          N/A       N/A



         Maximum deferred sales charge (load)                      5.00%(1)   1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                                        0.25%     0.25%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                       1.10%     1.10%



         Other expenses                                            0.03%     0.03%
                                                                    ----      ----



         Total annual Fund operating expenses                      1.38%     1.38%



         Fee waivers and/or reimbursements                       (0.08)%   (0.08)%
                                                                   -----     -----



         Total net expenses(5)                                     1.30%     1.30%
                                                                    ====      ====

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $632     $729      $948      $1,473



         CLASS C SHARES                          $232     $429      $748      $1,650

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $132     $429      $748      $1,473



         CLASS C SHARES                          $132     $429      $748      $1,650

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local government. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which, in turn, generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trader Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. In this regard, the long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. In addition, State costs for employee pensions have increased dramatically, while costs associated with Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and jobless recovery that has followed.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE CLASS B SHARES AND CLASS C SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE TRUST CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.345.6611. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               0.84%    0.96%



              *Year-to-date return as of June 30, 2005: 0.92%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:           0.33%
         WORST: 3RD QUARTER 2003:          0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        0.96%     0.98%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS FEBRUARY 15, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class B and C shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                        Class B   Class C
         (Fees paid directly from your investment)               Shares    Shares
         Maximum sales charge (load) imposed on purchases          N/A       N/A



         Maximum deferred sales charge (load)                      5.00%(1)   1.00%(2)



         ANNUAL FUND OPERATING EXPENSES(3)
         (Expenses that are deducted from the Fund's assets)



         Management fees(4)                                        0.25%     0.25%



         Distribution (12b-1) and shareholder servicing and
         administration fees                                       1.10%     1.10%



         Other expenses                                            0.28%     0.28%
                                                                    ----      ----



         Total annual Fund operating expenses                      1.63%     1.63%



         Fee waivers and/or reimbursements                       (0.33)%   (0.33)%
                                                                   -----     -----



         Total net expenses(5)                                     1.30%     1.30%
                                                                    ====      ====

      (1)This charge decreases over time. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE
         CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

      (3)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class B or Class C shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $632     $782     $1,055     $1,731



         CLASS C SHARES                          $232     $482       $855     $1,905

      If you bought Class B or Class C shares, you would pay the following expenses if you didn't sell your shares:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS B SHARES                          $132     $482      $855      $1,731



         CLASS C SHARES                          $132     $482      $855      $1,905

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        - must maintain an average dollar-weighted maturity of 90 days or less

        - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

        - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio". Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a

        Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transactions costs are not.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions. The Adviser uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%        0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%        0.15%

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------

Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, Inc. a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------

Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.345.6611.

FOR MORE INFORMATION ABOUT DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are two classes of shares for each Fund offered by this prospectus. Each class has its own sales charges and fees. In certain circumstances, these sales charges and fees may be reduced or waived, as described below and in the Statement of Additional Information. The table below compares the charges and fees and other features of the share classes.

                                                   CLASS B              CLASS C
                                                    SHARES               SHARES
  MAXIMUM AMOUNT YOU CAN BUY                       $50,000             $1 MILLION



  MAXIMUM FRONT-END SALES CHARGE                     NONE                 NONE



  MAXIMUM DEFERRED SALES CHARGE                    5.00%(1)             1.00%(2)



  REDEMPTION FEE                                     NONE                 NONE



  MAXIMUM ANNUAL DISTRIBUTION                       0.75%                0.75%
    (12B-1) AND SHAREHOLDER                      DISTRIBUTION         DISTRIBUTION
    SERVICING AND ADMINISTRATION                 (12B-1) FEE,         (12B-1) FEE,
    FEES                                      0.25% SERVICE FEE    0.25% SERVICE FEE
                                                  AND 0.10%            AND 0.10%
                                              ADMINISTRATION FEE   ADMINISTRATION FEE



  CONVERSION FEATURE                                 YES                  NONE

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge applies to investors who buy Class C shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT CLASS C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge, if any. Because these classes of shares are primarily designed as exchange classes, you should also consider which classes of shares of the Nations Funds non-money market funds you may presently hold or wish to buy.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing and administration fees, as well as by the amount of any contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge.

Certain investments in Class B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

--------------------------------------------------------------------------------

CLASS B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $50,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN CLASS B SHARES DOES NOT EXCEED THE $50,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN CLASS B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



(B GRAPHIC)        ABOUT CLASS B SHARES

      Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Nations Funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group Plan accounts are valued at the plan level.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Class B shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A CDSC

        - you hold them for a specified time

      The CDSC you pay depends on when you bought your shares, how much you bought, and how long you held them. If you originally bought shares of a Nations Fund not offered by this prospectus and exchanged those shares for Class B shares of the Funds, please refer to the CDSC schedule applicable to the original shares purchased. If you buy Class B shares of the Funds, the CDSC that you may pay is shown below.

         IF YOU SELL YOUR SHARES DURING THE FOLLOWING YEAR:   YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                              5.0%



         THE SECOND YEAR YOU OWN THEM                             4.0%



         THE THIRD YEAR YOU OWN THEM                              3.0%



         THE FOURTH YEAR YOU OWN THEM                             3.0%



         THE FIFTH YEAR YOU OWN THEM                              2.0%



         THE SIXTH YEAR YOU OWN THEM                              1.0%



         AFTER SIX YEARS OF OWNING THEM                           ZERO

      Certain investments in Class B shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class B shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Class B shares generally convert automatically to Market Class Shares. If you originally bought Class B shares of a Nations Fund not offered by this prospectus and exchanged those shares for Class B shares of the

      Funds, please refer to the conversion schedule applicable to the original shares purchased. If you buy Class B shares of the Funds, your Class B shares will convert to Market Class Shares after eight years.

      The conversion feature allows you to benefit from the lower operating costs of Market Class Shares, which can help increase total returns.

      Here's how the conversion works:

        - Shares are converted on or about the 15th day of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Market Class Shares at the same time.

        - You'll receive the same dollar value of Market Class Shares as the Class B shares that were converted. No sales charge or other charges will apply.

        - Conversions are free from federal income tax.


(C GRAPHIC)        ABOUT CLASS C SHARES

      There is a $1 million limit to the amount you can purchase in Class C shares. You don't pay a sales charge when you buy Class C shares, but you may pay a CDSC when you sell them. Purchases over $1 million may be rejected.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Class C shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A CDSC

      Certain investments in Class C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

      Your selling agent receives compensation when you buy Class C shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT WAIVERS OF THE CDSC.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A WAIVER BEFORE SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A CDSC



      You won't pay a CDSC on the following transactions:

      DEATH: CDSCs may be waived on redemptions following the death of:

        - The sole shareholder on an individual account

        - A joint tenant where the surviving joint tenant is the deceased's spouse

        - The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

      If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

      AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

      DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

        - The disability must arise after the purchase of shares and

        - The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability, and

        - A letter from a physician must be signed under penalty of perjury stating the nature of the disability

      If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

      DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

        - The grantor of the trust is the sole trustee and the sole life beneficiary

        - Death occurs following the purchase and

        - The trust document provides for the dissolution of the trust upon the trustee's death.

      If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

      RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services

      Firm (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

      QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Nations Funds or the Distributor.

      RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

      NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

      IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under
      Section 401 or 457 of the tax code.

      MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

      SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

      PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

      CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent as an exchange vehicle for clients invested in Nations Funds non-money market funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

Please contact your investment professional, or call us at 1.800.345.6611 if you have questions about buying, selling or exchanging, or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

                      Ways to buy, sell
                         or exchange       How much you can buy, sell or exchange              Other things to know
                      -----------------    --------------------------------------    ----------------------------------------
Buying shares         In a lump sum        minimum initial investment:               You can invest up to $50,000 in Class B
                                           - $1,000 for regular accounts             shares at a time. Class C share
                                           - $25 for traditional and Roth IRAs,      purchases are limited to $1 million.
                                           and Coverdell Education Savings
                                             Accounts
                                           - no minimum for certain fee-based
                                             accounts and certain retirement plan
                                             accounts like 401(k) plans and SEP
                                             accounts, but other restrictions
                                             apply
                                           minimum additional investment:
                                           - $25 for traditional Roth IRAs, and
                                             Coverdell Education Savings Accounts
                                           - $50 for all other accounts

                      Using our            minimum initial investment:               You can buy shares any day of the month
                      Systematic           - $50                                     on a monthly or quarterly schedule.
                      Investment Plan      minimum additional investment:
                                           - $50

Selling shares        In a lump sum        - shares sold by telephone are limited    A Fund will generally send proceeds from
                                           to $100,000 in a 30-day period            the sale to you within one day after
                                           - restrictions may apply to               your request is received in "good form."
                                           withdrawals from retirement plan          However, if you purchased your shares by
                                             accounts                                check, a Fund may delay sending the
                                                                                     proceeds from the sale of your shares
                                                                                     for up to 15 days after your purchase to
                                                                                     protect against checks that are
                                                                                     returned.

                      Using our free       - minimum $250 per check                  You can write checks for free. You can
                      checkwriting                                                   only use checks to make partial
                      service                                                        withdrawals from a Fund. You can't use a
                                                                                     check to make a full withdrawal from a
                                                                                     Fund.

                      Using our            - no minimum per withdrawal               Your account balance must be at least
                      Automatic            - $5,000 requirement waived for           $5,000 to set up the plan. You can make
                      Withdrawal Plan      certain fee based accounts                withdrawals any day of the month on a
                                                                                     monthly, quarterly or semi-annual basis.
                                                                                     We'll send your money by check or
                                                                                     deposit it directly to your bank
                                                                                     account. No CDSC is deducted if you
                                                                                     withdraw 12% or less of the value of
                                                                                     your shares in a class.

-----------------------------------------------------------------------------------------------------------------------------
Exchanging shares     In a lump sum        - new account minimums apply to           You can generally exchange your Class B
                                             exchanges                               shares for Class B shares of any other
                                                                                     Fund distributed by the Distributor. You
                                                                                     won't pay a CDSC on the shares you're
                                                                                     exchanging. Some exceptions apply.
                                                                                     You can generally exchange your Class C
                                                                                     shares for Class C shares of any other
                                                                                     Fund distributed by the Distributor. You
                                                                                     won't pay a CDSC on the shares you're
                                                                                     exchanging. Some exceptions apply.

                      Using our            - minimum $100 per exchange               You can make exchanges any day of the
                      Automatic                                                      month.
                      Exchange Feature

                      Using our            - minimum $100 per exchange               You can exchange your Class B shares
                      Automated Dollar                                               for:
                      Cost Averaging                                                 - Class B shares of up to 5 other
                      Feature                                                        Nations Funds except Nations Reserves
                                                                                       Money Market Funds every month or
                                                                                       quarter.

                                                                                     You won't pay a CDSC on the shares
                                                                                     you're exchanging.

                                                                                     You can exchange your Investor C Shares
                                                                                     for:
                                                                                     - Class C shares of up to ten other
                                                                                     Nations Funds except Nations Reserves
                                                                                       Money Market Funds every month or
                                                                                       quarter.
                                                                                     You won't pay a CDSC on the shares
                                                                                     you're exchanging.


--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 3:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(PLUS SIGN DOLLAR  BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Class B and Class C shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts and for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50 or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly or quarterly basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.345.6611. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(MINUS SIGN DOLLAR SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - We normally send the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves by Fedwire on the same business day that the Fund, Distributor, Transfer Agent or their agents receive your order in good form.

        - If you're selling your shares of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after the Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

--------------------------------------------------------------------------------






 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS,
 SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------


        - If you're selling your shares of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order in good form.

        - You can sell up to $100,000 of shares by telephone to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or the Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when:
          (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement accounts. For more information about these restrictions please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your investment professional or us to set up the service.

Here's how the service works:

  - Each check you write must be for $250 and no more than $100,000.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.
  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - You won't pay a CDSC if you withdraw 12% or less of the value of your shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(ARROWS GRAPHIC)   EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can generally exchange Class B shares of a Fund for Class B shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

      You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another Fund distributed by the Distributor, at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original Fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or loss for tax purposes. The Fund may terminate your exchange privilege if the Advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "SHORT TERM TRADING ACTIVITY AND MARKET TIMING." To exchange by telephone, call 1.800.345.6611. Please have your account and taxpayer identification numbers available when calling.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Class B or Class C shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

AUTOMATED DOLLAR COST AVERAGING FEATURE
The Automated Dollar Cost Averaging Feature lets you systematically exchange $100 or more of Class B or Class C shares for shares of the same class of up to 5 other Nations Funds non-money market funds, every month or quarter. You can contact your investment professional or us to set up the plan.

Here's how automated dollar cost averaging works:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - You need not have an investment in the Funds you want to exchange into.

  - If you set up your plan to exchange more than $50,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to dollar cost averaging exchanges, except that the minimum investment requirements of the Nations Funds non-money market funds do not apply to these exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS

Your selling agent may receive an up-front commission (reallowance) when you buy a Fund. The amount of this commission depends on which share class you choose:

  - up to 4.00% of the offering price per share of Class B shares. The commission is not deducted from your purchase -- we pay your selling agent directly.

  - up to 1.00% of the net asset value per share of Class C shares. The commission is not deducted from your purchase -- we pay your selling agent directly.

If you buy or hold Class B or Class C shares you will be subject to distribution (12b-1), shareholder servicing and shareholder administration fees and may be subject to a CDSC when you sell your shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING AND ADMINISTRATION FEES

The Distributor and selling and servicing agents are compensated for selling shares and providing services to investors under distribution, shareholder servicing and shareholder administration plans.

The Distributor may receive a maximum annual distribution (12b-1) fee of 0.75% of the average daily net assets of Class B and Class C shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Class B and Class C shares of the Funds.

The Adviser and/or financial institutions may receive a maximum annual shareholder administration fee of up to 0.10% of the average daily net assets of the Class B and Class C shares of the Funds.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - additional amounts on all sales of shares:

    - up to 1.00% of the net asset value per share of Class B shares

    - up to 1.00% of the net asset value per share of Class C shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of realized net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records
  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Class B shares and Class C shares of Nations Tax-Exempt Reserves are not provided because these classes of shares for that Fund had not yet commenced operations during the period indicated.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0060               0.0025               0.0053               0.0210
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0060)             (0.0025)             (0.0053)             (0.0210)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.60%                0.25%                0.54%                2.12%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $22,076              $30,554              $54,493              $37,408
  Ratio of operating expenses to average
    net assets(a)                                1.16%              0.97%(c)             1.28%(b)             1.30%(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.56%                0.24%                0.54%                1.82%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.37%                1.36%                1.36%                1.37%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0518
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0518)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  5.30%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $27,360
  Ratio of operating expenses to average
    net assets(a)                                 1.30%
  Ratio of net investment income/(loss)
    to average net assets                         5.12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.37%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0060               0.0025               0.0053               0.0210
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0060)             (0.0025)             (0.0053)             (0.0210)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.60%                0.25%                0.54%                2.12%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $1,543               $1,508               $4,811               $1,357
  Ratio of operating expenses to average
    net assets(a)                                1.18%              0.98%(c)             1.28%(b)             1.30%(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.55%                0.23%                0.54%                1.82%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.37%                1.36%                1.36%                1.37%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0518
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0518)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  5.30%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $1,717
  Ratio of operating expenses to average
    net assets(a)                                 1.30%
  Ratio of net investment income/(loss)
    to average net assets                         5.12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.37%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0060               0.0025               0.0049               0.0201
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0060)             (0.0025)             (0.0049)             (0.0201)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.60%                0.25%                0.49%                2.03%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $6,470               $8,955               $15,512              $9,407
  Ratio of operating expenses to average
    net assets(a)                                1.16%                0.94%              1.26%(b)               1.30%
  Ratio of net investment income/(loss)
    to average net assets                        0.56%                0.24%                0.48%                1.75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.37%                1.36%                1.36%                1.38%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0515
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0515)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  5.27%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $6,907
  Ratio of operating expenses to average
    net assets(a)                               1.30%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.09%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.37%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS C SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0060               0.0025               0.0049               0.0201
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0060)             (0.0025)             (0.0049)             (0.0201)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.60%                0.25%                0.49%                2.03%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $988                 $754                $1,072                $408
  Ratio of operating expenses to average
    net assets(a)                                1.13%                0.93%              1.27%(b)               1.30%
  Ratio of net investment income/(loss)
    to average net assets                        0.49%                0.25%                0.47%                1.75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.37%                1.36%                1.36%                1.38%

                                               YEAR ENDED
  CLASS C SHARES                                03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0208
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0208)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  2.08%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $340
  Ratio of operating expenses to average
    net assets(a)                               1.30%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.09%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.37%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS B SHARES                               03/31/05            03/31/04            03/31/03            03/31/02
  Net asset value, beginning of period          $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0051              0.0025              0.0047              0.0192
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0051)            (0.0025)            (0.0047)            (0.0192)
  Net asset value, end of period                $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                0.51%               0.25%               0.47%               1.93%
                                          ==================  ==================  ==================  ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $238                $359                $535                $180
  Ratio of operating expenses to average
    net assets(a)                               1.12%               0.90%               1.22%               1.30%
  Ratio of net investment income/(loss)
    to average net assets                       0.47%               0.24%               0.50%               1.71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   1.37%               1.36%               1.36%               1.37%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  Net asset value, beginning of period           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0493
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0493)
  Net asset value, end of period                 $1.00
  TOTAL RETURN++                                 5.04%
                                           ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $237
  Ratio of operating expenses to average
    net assets(a)                               1.30%(b)
  Ratio of net investment income/(loss)
    to average net assets                        4.89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.37%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
  CLASS C SHARES                                            07/23/03**
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0008
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0008)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               0.08%
                                          ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $--#
  Ratio of operating expenses to average
    net assets                                                1.05%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.09%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.37%+

                                                            PERIOD ENDED
  CLASS C SHARES                                              03/31/03*
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0017
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0017)
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                                0.15%
                                           ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $5
  Ratio of operating expenses to average
    net assets                                                 1.26%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.46%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     1.36%+

* Nations Treasury Reserves Class C shares commenced operations on July 16,
2002.
** Nations Treasury Reserves Class C shares were fully redeemed on July 23,
2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS B SHARES                               03/31/05            03/31/04            03/31/03            03/31/02
  Net asset value, beginning of period          $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0056              0.0025              0.0045              0.0193
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0056)            (0.0025)            (0.0045)            (0.0193)
  Net asset value, end of period                $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                0.57%               0.25%               0.45%               1.94%
                                          ==================  ==================  ==================  ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $704                $917               $1,804              $2,105
  Ratio of operating expenses to average
    net assets(a)                               1.15%               0.92%               1.26%               1.30%
  Ratio of net investment income/(loss)
    to average net assets                       0.55%               0.24%               0.42%               1.60%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   1.37%               1.36%               1.37%               1.38%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  Net asset value, beginning of period           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0505
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0505)
  Net asset value, end of period                 $1.00
  TOTAL RETURN++                                 5.17%
                                           ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $990
  Ratio of operating expenses to average
    net assets(a)                                1.30%
  Ratio of net investment income/(loss)
    to average net assets                        4.96%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.39%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                Period ended               Year ended                Year ended
  CLASS C SHARES                                 01/06/03**                 03/31/02                  03/31/01
  Net asset value, beginning of period             $1.00                     $1.00                     $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0037                    0.0193                    0.0505
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0037)                  (0.0193)                  (0.0505)
  Net asset value, end of period                   $1.00                     $1.00                     $1.00
  TOTAL RETURN++                                   0.37%                     1.95%                     5.17%
                                          ========================  ========================  ========================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $--#                      $982                      $160
  Ratio of operating expenses to average
    net assets                                     1.30%+                    1.30%                    1.30%(a)
  Ratio of net investment income/(loss)
    to average net assets                          0.57%+                    1.60%                     4.96%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.37%+                    1.38%                     1.39%

                                                 Period ended
  CLASS C SHARES                                  03/31/00*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.0126
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.0126)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    1.26%
                                           ========================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $746
  Ratio of operating expenses to average
    net assets                                    1.30%+(a)
  Ratio of net investment income/(loss)
    to average net assets                           4.16%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                          1.39%+

* Nations Government Reserves Class C shares commenced operations on December 21, 1999.
** Nations Government Reserves Class C shares were fully redeemed on January 6, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CLASS B SHARES                               03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0032               0.0019               0.0045               0.0113
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0032)             (0.0019)             (0.0045)             (0.0113)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.32%                0.19%                0.45%                1.14%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $46                  $47                  $59                  $71
  Ratio of operating expenses to average
    net assets                                   1.11%                0.90%                1.03%                1.22%
  Ratio of net investment income/(loss)
    to average net assets                        0.31%                0.18%                0.40%                0.93%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.38%                1.37%                1.38%                1.40%

                                               YEAR ENDED
  CLASS B SHARES                                03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0282
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0282)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  2.86%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $64
  Ratio of operating expenses to average
    net assets                                    1.30%
  Ratio of net investment income/(loss)
    to average net assets                         2.83%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.39%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CLASS C SHARES                                 02/03/05*                  03/31/04                  03/31/03
  Net asset value, beginning of period             $1.00                     $1.00                     $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0022                    0.0019                    0.0044
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0022)                  (0.0019)                  (0.0044)
  Net asset value, end of period                   $1.00                     $1.00                     $1.00
  TOTAL RETURN++                                   0.22%                     0.19%                     0.45%
                                          ========================  ========================  ========================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $--                      $2,503                    $2,525
  Ratio of operating expenses to average
    net assets                                     1.04%                     0.90%                     1.01%
  Ratio of net investment income/(loss)
    to average net assets                          0.21%                     0.18%                     0.42%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         1.38%                     1.37%                     1.38%

                                                 PERIOD ENDED
  CLASS C SHARES                                  03/31/02**
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0000#
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0000)#
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    0.00%#
                                           ========================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $95
  Ratio of operating expenses to average
    net assets                                      1.30%+
  Ratio of net investment income/(loss)
    to average net assets                           0.93%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                          1.40%+

* Municipal Reserves Class C shares were fully redeemed on February 3, 2005.
** Nations Municipal Reserves Class C shares commenced operations on March 28, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $0.0001 or 0.01%, as applicable.

NATIONS CALIFORNIA TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CLASS B SHARES                               03/31/05            03/31/04            03/31/03            03/31/02
  Net asset value, beginning of period          $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0029              0.0019              0.0022              0.0037
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0029)            (0.0019)            (0.0022)            (0.0037)
  Net asset value, end of period                $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                0.29%               0.19%               0.22%               0.37%
                                          ==================  ==================  ==================  ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $7                  $7                  $7                 $--#
  Ratio of operating expenses to average
    net assets                                  1.14%               0.86%               0.97%               1.30%
  Ratio of net investment income/(loss)
    to average net assets                       0.31%               0.17%               0.40%               0.28%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.38%               1.37%               1.37%               1.38%

                                              PERIOD ENDED
  CLASS B SHARES                               03/31/01*
  Net asset value, beginning of period           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0038
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0038)
  Net asset value, end of period                 $1.00
  TOTAL RETURN++                                 0.38%
                                           ==================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $64
  Ratio of operating expenses to average
    net assets                                   1.30%+
  Ratio of net investment income/(loss)
    to average net assets                        2.23%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.38%+

* Nations California Tax-Exempt Reserves Class B shares commenced operations on December 29, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

NATIONS CALIFORNIA TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                           PERIOD ENDED
  CLASS C SHARES                                           4/29/2004+++
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0001
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0001)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               0.01%
                                          ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $--#
  Ratio of operating expenses to average
    net assets                                                0.96%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.16%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.38%+

                                                            PERIOD ENDED
  CLASS C SHARES                                              03/31/04*
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0011
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0011)
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                                0.11%
                                           ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                          $199
  Ratio of operating expenses to average
    net assets                                                 0.84%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.19%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     1.37%+

* Nations California Tax-Exempt Reserves Class C shares commenced operations on August 1, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ Nations California Tax-Exempt Reserves Class C shares were fully redeemed on April 29, 2004.
# Amount represents less than $500.

NATIONS NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
  CLASS B SHARES                                            12/22/02**
  Net asset value, beginning of period                        $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0018
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0018)
  Net asset value, end of period                              $1.00
  TOTAL RETURN++                                              0.18%
                                          ==============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, of period (in 000's)                            $--##
  Ratio of operating expenses to average
    net assets                                                1.23%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.17%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.88%+

                                                            PERIOD ENDED
  CLASS B SHARES                                             03/31/02*
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0000#
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0000)#
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               0.00%#
                                           ==============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, of period (in 000's)                               $1
  Ratio of operating expenses to average
    net assets                                                 1.30%+
  Ratio of net investment income/(loss)
    to average net assets                                     (0.07)%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     5.61%+

* Nations New York Tax-Exempt Reserves Class B shares commenced operations on February 15, 2002.
** Nations New York Tax-Exempt Reserves Class B shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $0.0001 or 0.01%, as applicable.
## Amount represents less than $500.

NATIONS NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
  CLASS C SHARES                                            12/22/02**
  Net asset value, beginning of period                        $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0018
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0018)
  Net asset value, end of period                              $1.00
  TOTAL RETURN++                                              0.18%
                                          ==============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                        $--##
  Ratio of operating expenses to average
    net assets                                                1.23%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.17%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.88%+

                                                            PERIOD ENDED
  CLASS C SHARES                                             03/31/02*
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0000#
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0000)#
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               0.00%#
                                           ==============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $1
  Ratio of operating expenses to average
    net assets                                                 1.30%+
  Ratio of net investment income/(loss)
    to average net assets                                     (0.07)%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     5.61%+

* Nations New York Tax-Exempt Reserves Class C shares commenced operations on February 15, 2002.
** Nations New York Tax-Exempt Reserves Class C shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $0.0001 or 0.01%, as applicable.
## Amount represents less than $500.

Additional hypothetical fees and
expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in each class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, that all dividends and distributions are reinvested and that Class B shares convert to Market Shares after eight years. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CASH RESERVES -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.30%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.70%            $10,370.00      $  132.41
       2           10.25%            $11,025.00             7.54%            $10,753.69      $  137.30
       3           15.76%            $11,576.25            11.52%            $11,151.58      $  142.38
       4           21.55%            $12,155.06            15.64%            $11,564.18      $  147.65
       5           27.63%            $12,762.82            19.92%            $11,992.06      $  153.12
       6           34.01%            $13,400.96            24.36%            $12,435.77      $  158.78
       7           40.71%            $14,071.00            28.96%            $12,895.89      $  164.66
       8           47.75%            $14,774.55            33.73%            $13,373.04      $  170.75
       9           55.13%            $15,513.28            39.45%            $13,945.40      $   98.35
      10           62.89%            $16,288.95            45.42%            $14,542.27      $  102.56
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,542.27
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,407.95

NATIONS CASH RESERVES -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.30%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.70%            $10,370.00      $  132.41
       2           10.25%            $11,025.00             7.54%            $10,753.69      $  137.30
       3           15.76%            $11,576.25            11.52%            $11,151.58      $  142.38
       4           21.55%            $12,155.06            15.64%            $11,564.18      $  147.65
       5           27.63%            $12,762.82            19.92%            $11,992.06      $  153.12
       6           34.01%            $13,400.96            24.36%            $12,435.77      $  158.78
       7           40.71%            $14,071.00            28.96%            $12,895.89      $  164.66
       8           47.75%            $14,774.55            33.73%            $13,373.04      $  170.75
       9           55.13%            $15,513.28            38.68%            $13,867.84      $  177.07
      10           62.89%            $16,288.95            43.81%            $14,380.95      $  183.62
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,380.95
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,567.73

NATIONS MONEY MARKET RESERVES -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.30%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.70%            $10,370.00      $  132.41
       2           10.25%            $11,025.00             7.54%            $10,753.69      $  137.30
       3           15.76%            $11,576.25            11.52%            $11,151.58      $  142.38
       4           21.55%            $12,155.06            15.64%            $11,564.18      $  147.65
       5           27.63%            $12,762.82            19.92%            $11,992.06      $  153.12
       6           34.01%            $13,400.96            24.36%            $12,435.77      $  158.78
       7           40.71%            $14,071.00            28.96%            $12,895.89      $  164.66
       8           47.75%            $14,774.55            33.73%            $13,373.04      $  170.75
       9           55.13%            $15,513.28            39.45%            $13,945.40      $   98.35
      10           62.89%            $16,288.95            45.42%            $14,542.27      $  102.56
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,542.27
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,407.95

NATIONS MONEY MARKET RESERVES -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.30%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.70%            $10,370.00      $  132.41
       2           10.25%            $11,025.00             7.54%            $10,753.69      $  137.30
       3           15.76%            $11,576.25            11.52%            $11,151.58      $  142.38
       4           21.55%            $12,155.06            15.64%            $11,564.18      $  147.65
       5           27.63%            $12,762.82            19.92%            $11,992.06      $  153.12
       6           34.01%            $13,400.96            24.36%            $12,435.77      $  158.78
       7           40.71%            $14,071.00            28.96%            $12,895.89      $  164.66
       8           47.75%            $14,774.55            33.73%            $13,373.04      $  170.75
       9           55.13%            $15,513.28            38.68%            $13,867.84      $  177.07
      10           62.89%            $16,288.95            43.81%            $14,380.95      $  183.62
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,380.95
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,567.73

NATIONS TREASURY RESERVES -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.30%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.70%            $10,370.00      $  132.41
       2           10.25%            $11,025.00             7.54%            $10,753.69      $  137.30
       3           15.76%            $11,576.25            11.52%            $11,151.58      $  142.38
       4           21.55%            $12,155.06            15.64%            $11,564.18      $  147.65
       5           27.63%            $12,762.82            19.92%            $11,992.06      $  153.12
       6           34.01%            $13,400.96            24.36%            $12,435.77      $  158.78
       7           40.71%            $14,071.00            28.96%            $12,895.89      $  164.66
       8           47.75%            $14,774.55            33.73%            $13,373.04      $  170.75
       9           55.13%            $15,513.28            39.45%            $13,945.40      $   98.35
      10           62.89%            $16,288.95            45.42%            $14,542.27      $  102.56
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,542.27
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,407.95

NATIONS TREASURY RESERVES -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.30%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.70%            $10,370.00      $  132.41
       2           10.25%            $11,025.00             7.54%            $10,753.69      $  137.30
       3           15.76%            $11,576.25            11.52%            $11,151.58      $  142.38
       4           21.55%            $12,155.06            15.64%            $11,564.18      $  147.65
       5           27.63%            $12,762.82            19.92%            $11,992.06      $  153.12
       6           34.01%            $13,400.96            24.36%            $12,435.77      $  158.78
       7           40.71%            $14,071.00            28.96%            $12,895.89      $  164.66
       8           47.75%            $14,774.55            33.73%            $13,373.04      $  170.75
       9           55.13%            $15,513.28            38.68%            $13,867.84      $  177.07
      10           62.89%            $16,288.95            43.81%            $14,380.95      $  183.62
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,380.95
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,567.73

NATIONS GOVERNMENT RESERVES -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.30%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.70%            $10,370.00      $  132.41
       2           10.25%            $11,025.00              7.54%            $10,753.69      $  137.30
       3           15.76%            $11,576.25             11.52%            $11,151.58      $  142.38
       4           21.55%            $12,155.06             15.64%            $11,564.18      $  147.65
       5           27.63%            $12,762.82             19.92%            $11,992.06      $  153.12
       6           34.01%            $13,400.96             24.36%            $12,435.77      $  158.78
       7           40.71%            $14,071.00             28.96%            $12,895.89      $  164.66
       8           47.75%            $14,774.55             33.73%            $13,373.04      $  170.75
       9           55.13%            $15,513.28             39.45%            $13,945.40      $   98.35
      10           62.89%            $16,288.95             45.42%            $14,542.27      $  102.56
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,542.27
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,407.95

NATIONS GOVERNMENT RESERVES -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.30%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.70%            $10,370.00      $  132.41
       2           10.25%            $11,025.00              7.54%            $10,753.69      $  137.30
       3           15.76%            $11,576.25             11.52%            $11,151.58      $  142.38
       4           21.55%            $12,155.06             15.64%            $11,564.18      $  147.65
       5           27.63%            $12,762.82             19.92%            $11,992.06      $  153.12
       6           34.01%            $13,400.96             24.36%            $12,435.77      $  158.78
       7           40.71%            $14,071.00             28.96%            $12,895.89      $  164.66
       8           47.75%            $14,774.55             33.73%            $13,373.04      $  170.75
       9           55.13%            $15,513.28             38.68%            $13,867.84      $  177.07
      10           62.89%            $16,288.95             43.81%            $14,380.95      $  183.62
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,380.95
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,567.73

NATIONS MUNICIPAL RESERVES -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.30%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.70%            $10,370.00      $  132.41
       2           10.25%            $11,025.00              7.54%            $10,753.69      $  137.30
       3           15.76%            $11,576.25             11.52%            $11,151.58      $  142.38
       4           21.55%            $12,155.06             15.64%            $11,564.18      $  147.65
       5           27.63%            $12,762.82             19.92%            $11,992.06      $  153.12
       6           34.01%            $13,400.96             24.36%            $12,435.77      $  158.78
       7           40.71%            $14,071.00             28.96%            $12,895.89      $  164.66
       8           47.75%            $14,774.55             33.73%            $13,373.04      $  170.75
       9           55.13%            $15,513.28             39.44%            $13,944.07      $   99.71
      10           62.89%            $16,288.95             45.39%            $14,539.48      $  103.96
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,539.48
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,410.72

NATIONS MUNICIPAL RESERVES -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.30%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.70%            $10,370.00      $  132.41
       2           10.25%            $11,025.00              7.54%            $10,753.69      $  137.30
       3           15.76%            $11,576.25             11.52%            $11,151.58      $  142.38
       4           21.55%            $12,155.06             15.64%            $11,564.18      $  147.65
       5           27.63%            $12,762.82             19.92%            $11,992.06      $  153.12
       6           34.01%            $13,400.96             24.36%            $12,435.77      $  158.78
       7           40.71%            $14,071.00             28.96%            $12,895.89      $  164.66
       8           47.75%            $14,774.55             33.73%            $13,373.04      $  170.75
       9           55.13%            $15,513.28             38.68%            $13,867.84      $  177.07
      10           62.89%            $16,288.95             43.81%            $14,380.95      $  183.62
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,380.95
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,567.73

NATIONS TAX-EXEMPT RESERVES -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.30%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.70%            $10,370.00      $  132.41
       2           10.25%            $11,025.00              7.54%            $10,753.69      $  137.30
       3           15.76%            $11,576.25             11.52%            $11,151.58      $  142.38
       4           21.55%            $12,155.06             15.64%            $11,564.18      $  147.65
       5           27.63%            $12,762.82             19.92%            $11,992.06      $  153.12
       6           34.01%            $13,400.96             24.36%            $12,435.77      $  158.78
       7           40.71%            $14,071.00             28.96%            $12,895.89      $  164.66
       8           47.75%            $14,774.55             33.73%            $13,373.04      $  170.75
       9           55.13%            $15,513.28             39.44%            $13,944.07      $   99.71
      10           62.89%            $16,288.95             45.39%            $14,539.48      $  103.96
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,539.48
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,410.72

NATIONS TAX-EXEMPT RESERVES -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.30%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              3.70%            $10,370.00      $  132.41
       2           10.25%            $11,025.00              7.54%            $10,753.69      $  137.30
       3           15.76%            $11,576.25             11.52%            $11,151.58      $  142.38
       4           21.55%            $12,155.06             15.64%            $11,564.18      $  147.65
       5           27.63%            $12,762.82             19.92%            $11,992.06      $  153.12
       6           34.01%            $13,400.96             24.36%            $12,435.77      $  158.78
       7           40.71%            $14,071.00             28.96%            $12,895.89      $  164.66
       8           47.75%            $14,774.55             33.73%            $13,373.04      $  170.75
       9           55.13%            $15,513.28             38.68%            $13,867.84      $  177.07
      10           62.89%            $16,288.95             43.81%            $14,380.95      $  183.62
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,380.95
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,567.73

NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- CLASS B SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT        ASSUMED RATE OF RETURN
              1.30%                             $10,000.00                                5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              3.70%             $10,370.00        $  132.41
       2           10.25%             $11,025.00              7.54%             $10,753.69        $  137.30
       3           15.76%             $11,576.25             11.52%             $11,151.58        $  142.38
       4           21.55%             $12,155.06             15.64%             $11,564.18        $  147.65
       5           27.63%             $12,762.82             19.92%             $11,992.06        $  153.12
       6           34.01%             $13,400.96             24.36%             $12,435.77        $  158.78
       7           40.71%             $14,071.00             28.96%             $12,895.89        $  164.66
       8           47.75%             $14,774.55             33.73%             $13,373.04        $  170.75
       9           55.13%             $15,513.28             39.44%             $13,944.07        $   99.71
      10           62.89%             $16,288.95             45.39%             $14,539.48        $  103.96
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 4,539.48
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $1,410.72

NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- CLASS C SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT        ASSUMED RATE OF RETURN
              1.30%                             $10,000.00                                5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              3.70%             $10,370.00        $  132.41
       2           10.25%             $11,025.00              7.54%             $10,753.69        $  137.30
       3           15.76%             $11,576.25             11.52%             $11,151.58        $  142.38
       4           21.55%             $12,155.06             15.64%             $11,564.18        $  147.65
       5           27.63%             $12,762.82             19.92%             $11,992.06        $  153.12
       6           34.01%             $13,400.96             24.36%             $12,435.77        $  158.78
       7           40.71%             $14,071.00             28.96%             $12,895.89        $  164.66
       8           47.75%             $14,774.55             33.73%             $13,373.04        $  170.75
       9           55.13%             $15,513.28             38.68%             $13,867.84        $  177.07
      10           62.89%             $16,288.95             43.81%             $14,380.95        $  183.62
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 4,380.95
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $1,567.73

NATIONS NEW YORK TAX-EXEMPT RESERVES -- CLASS B SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.30%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.70%            $10,370.00      $  132.41
       2           10.25%            $11,025.00             7.54%            $10,753.69      $  137.30
       3           15.76%            $11,576.25            11.52%            $11,151.58      $  142.38
       4           21.55%            $12,155.06            15.64%            $11,564.18      $  147.65
       5           27.63%            $12,762.82            19.92%            $11,992.06      $  153.12
       6           34.01%            $13,400.96            24.36%            $12,435.77      $  158.78
       7           40.71%            $14,071.00            28.96%            $12,895.89      $  164.66
       8           47.75%            $14,774.55            33.73%            $13,373.04      $  170.75
       9           55.13%            $15,513.28            39.11%            $13,910.63      $  133.69
      10           62.89%            $16,288.95            44.70%            $14,469.84      $  139.06
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,469.84
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,479.80

NATIONS NEW YORK TAX-EXEMPT RESERVES -- CLASS C SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.30%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             3.70%            $10,370.00      $  132.41
       2           10.25%            $11,025.00             7.54%            $10,753.69      $  137.30
       3           15.76%            $11,576.25            11.52%            $11,151.58      $  142.38
       4           21.55%            $12,155.06            15.64%            $11,564.18      $  147.65
       5           27.63%            $12,762.82            19.92%            $11,992.06      $  153.12
       6           34.01%            $13,400.96            24.36%            $12,435.77      $  158.78
       7           40.71%            $14,071.00            28.96%            $12,895.89      $  164.66
       8           47.75%            $14,774.55            33.73%            $13,373.04      $  170.75
       9           55.13%            $15,513.28            38.68%            $13,867.84      $  177.07
      10           62.89%            $16,288.95            43.81%            $14,380.95      $  183.62
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,380.95
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,567.73

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.345.6611

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


--------------------------------------------------------------------------------
SEC file number:
Nations Funds Trust, 811-09645
MMPROIX-0805
--------------------------------------------------------------------------------


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Market Class Shares
                August 1, 2005


(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS TAX-EXEMPT RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES
NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 58.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Market Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds

(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 36.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    7
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       10
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     14
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      18
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     22
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          26
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            30
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     34
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       36

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         38
     How orders are processed                                   39
  How selling and servicing agents are paid                     43
  Distributions and taxes                                       45
  Legal matters                                                 48
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            49
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            53
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   58
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 36.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----
               5.25%    5.19%    4.75%    5.99%    3.75%    1.36%    0.63%    0.79%



              *Year-to-date return as of June 30, 2005: 1.05%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                1.54%
         WORST: 2ND QUARTER 2004:               0.12%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         MARKET CLASS SHARES                               0.79%     2.49%     3.57%

      *THE INCEPTION DATE OF MARKET CLASS SHARES IS MAY 3, 1996.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Market Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.45%



                                                                        0.02%
         Other expenses                                                  --------



         Total annual Fund operating expenses                           0.72%



                                                                       (0.07)%
         Fee waivers and/or reimbursements                               --------



                                                                        0.65%
         Total net expenses(3)                                           ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $223      $394       $888

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 36.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE MARKET CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE INVESTOR CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               3.78%    1.38%    0.70%    0.89%



              *Year-to-date return as of June 30, 2005: 1.10%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.35%
         WORST: 2ND QUARTER 2004:         0.14%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INVESTOR CLASS SHARES                                     0.89%     2.25%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS MARCH 3, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Market Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.45%



                                                                        0.02%
         Other expenses                                                  --------



         Total annual Fund operating expenses                           0.72%



                                                                       (0.07)%
         Fee waivers and/or reimbursements                               --------



                                                                        0.65%
         Total net expenses(3)                                           ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $223      $394       $888

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 36.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE MARKET CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CLASS A SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


(Bar Chart)

               2003     2004
               ----     ----
               0.57%    0.69%



              *Year-to-date return as of June 30, 2005: 0.96%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2004:                  0.30%
         WORST: 2ND QUARTER 2004:                 0.10%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CLASS A SHARES                                            0.69%     0.75%

      *THE INCEPTION DATE OF CLASS A SHARES IS MAY 13, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Market Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.45%



                                                                        0.02%
         Other expenses                                                  --------



         Total annual Fund operating expenses                           0.72%



                                                                       (0.07)%
         Fee waivers and/or reimbursements                               --------



                                                                        0.65%
         Total net expenses(3)                                           ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $223      $394       $888

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 36.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE MARKET CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CLASS A SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.




               2003     2004
               ----     ----
               0.58%    0.75%



              *Year-to-date return as of June 30, 2005: 1.01%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


         BEST: 4TH QUARTER 2004:          0.32%
         WORST: 2ND QUARTER 2004:         0.11%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004


                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CLASS A SHARES                                            0.75%     0.78%

      *THE INCEPTION DATE OF CLASS A SHARES IS MAY 13, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Market Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.45%



         Other expenses                                                 0.02%
                                                                         --------



         Total annual Fund operating expenses                           0.72%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         --------



         Total net expenses(3)                                          0.65%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $223      $394       $888

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 36.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE MARKET CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE INVESTOR CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               3.67%    2.31%    1.00%    0.60%    0.71%



              *Year-to-date return as of June 30, 2005: 0.81%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                0.97%
         WORST: 3RD QUARTER 2003:               0.11%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR CLASS SHARES                             0.71%     1.65%     1.81%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Market Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.45%



                                                                        0.03%
         Other expenses                                                  --------



         Total annual Fund operating expenses                           0.73%



                                                                       (0.08)%
         Fee waivers and/or reimbursements                               --------



                                                                        0.65%
         Total net expenses(3)                                           ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                      $66      $225      $398      $899

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 36.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE MARKET CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CLASS A SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.43%    3.06%    3.22%    2.93%    2.73%    3.58%    2.22%    0.85%    0.46%    0.58%



              *Year-to-date return as of June 30, 2005: 0.75%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                  0.94%
         WORST: 3RD QUARTER 2003:                 0.08%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES                          0.58%     1.53%     2.30%      2.52%

      *THE INCEPTION DATE OF CLASS A SHARES IS APRIL 5, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Market Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSES INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and Shareholder servicing fees            0.45%



                                                                        0.03%
         Other expenses                                                  --------



         Total annual Fund operating expenses                           0.73%



                                                                       (0.08)%
         Fee waivers and/or reimbursements                               --------



                                                                        0.65%
         Total net expenses(3)                                           ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $225      $398       $899

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 36.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which, in turn, generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. The current finances of California and its municipalities have improved during fiscal year 2004-05, in part due to an improved economy and higher employment rates, which increased tax revenue. California remains the state with the lowest credit rating, however. The Governor's Budget for 2005-06 projects a $6 billion deficit due to structural spending imbalances. The Governor proposes to cut program spending and to shift responsibility for certain obligations to make up the shortfall, but as of June 15, the State Legislature had not approved a final budget for the 2005-06 fiscal year. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE MARKET CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE INVESTOR CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BARCHART GRAPHIC) A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.32%    2.88%    3.07%    2.74%    2.51%    3.10%    1.97%    0.91%    0.52%    0.67%



              *Year-to-date return as of June 30, 2005: 0.80%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:          0.87%
         WORST: 3RD QUARTER 2003:         0.09%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR CLASS SHARES                   0.67%     1.43%     2.16%      2.50%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS DECEMBER 6, 1989.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Market Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSES INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.45%



         Other expenses                                                 0.03%
                                                                         --------



         Total annual Fund operating expenses                           0.73%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                         --------



         Total net expenses(3)                                          0.65%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $225      $398       $899

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 36.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund come generally from interest on New York municipal obligations, which, in turn, generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect to all areas of the New York economy. In this regard, the long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. In addition, State costs for employee pensions have increased dramatically, while costs associated with Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and jobless recovery that has followed.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               n/a*     0.61%



              *Year-to-date return as of June 30, 2005: 0.75%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:           0.25%
         WORST: 1ST QUARTER 2004:          0.11%

                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         MARKET CLASS SHARES                                       0.61%     0.53%




      *THE INCEPTION DATE OF MARKET CLASS SHARES IS FEBRUARY 15, 2002. FROM
       DECEMBER 22, 2002 TO AUGUST 25, 2003 PERFORMANCE COULD NOT BE CALCULATED FOR THIS CLASS DUE TO NOMINAL ASSET LEVELS.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Market Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSES INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Market Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.45%



         Other expenses                                                 0.28%
                                                                         --------



         Total annual Fund operating expenses                           0.98%



         Fee waivers and/or reimbursements                             (0.33)%
                                                                         --------



         Total net expenses(3)                                          0.65%
                                                                         ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Market Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         MARKET CLASS SHARES                     $66      $279      $510      $1,171

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        - must maintain an average dollar-weighted maturity of 90 days or less

        - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

        - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a

        Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions. The Adviser uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%        0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%        0.15%

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------

Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, Inc. a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------

Columbia Management Services, Inc. also known as Columbia Fund Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Market Class Shares of the Funds. Here are some general rules about this class of shares:

  - Market Class Shares are available through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class is primarily intended for use in connection with specific Cash Management Services programs. This class of shares may be offered by:

    - Bank of America and certain of its affiliates

    - certain other financial institutions and intermediaries.

  - The minimum initial investment is $10,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Market Class Shares.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Market Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

    - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

    - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

    - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Market Class Shares at net asset value per share.

        - We must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

             If we receive payment after this time, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that the Fund, Distributor, Transfer Agent or their agents receive your order in good form.

        - You can sell up to $100,000 of shares by telephone to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES      EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Market Class Shares of a Fund for Market Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The Distributor may receive a maximum annual distribution (12b-1) fee of 0.20% of the average daily net assets of Market Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Market Class Shares of the Funds.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
($-HAT GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of realized net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Market Class Shares of Nations Tax-Exempt Reserves and Nations California Tax-Exempt Reserves are not provided because this class of shares for these Funds had not yet commenced operations during the period indicated.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  MARKET CLASS SHARES                          03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0113               0.0055               0.0116               0.0275
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0113)             (0.0055)             (0.0116)             (0.0275)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.13%                0.55%                1.17%                2.78%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)              $13                  $32              $3,774,034           $3,844,641
  Ratio of operating expenses to average
    net assets(a)                                0.65%              0.65%(c)             0.65%(b)             0.65%(b)
  Ratio of net investment income/(loss)
    to average net assets                        0.90%                0.56%                1.17%                2.47%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.72%                0.71%                0.71%                0.72%

                                               YEAR ENDED
  MARKET CLASS SHARES                           03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0583
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0583)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  5.99%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $3,342,882
  Ratio of operating expenses to average
    net assets(a)                                 0.65%
  Ratio of net investment income/(loss)
    to average net assets                         5.77%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.72%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             PERIOD ENDED         YEAR ENDED          YEAR ENDED          YEAR ENDED
  MARKET CLASS SHARES                         09/25/03*            03/31/03            03/31/02            03/31/01
  Net asset value, beginning of period          $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0028              0.0109              0.0266              0.0580
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0028)            (0.0109)            (0.0266)            (0.0580)
  Net asset value, end of period                $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                0.28%               1.11%               2.69%               5.96%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $--#             $1,235,160          $1,422,125          $1,292,998
  Ratio of operating expenses to average
    net assets(a)                               0.65%+             0.65%(b)             0.65%              0.65%(b)
  Ratio of net investment income/(loss)
    to average net assets                       0.53%+              1.09%               2.40%               5.74%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   0.72%+              0.71%               0.73%               0.72%

                                               YEAR ENDED
  MARKET CLASS SHARES                           03/31/00
  Net asset value, beginning of period           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0490
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0490)
  Net asset value, end of period                 $1.00
  TOTAL RETURN++                                 5.01%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $1,021,002
  Ratio of operating expenses to average
    net assets(a)                               0.65%(b)
  Ratio of net investment income/(loss)
    to average net assets                        5.19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.78%

* Nations Money Market Reserves Market Class Shares were fully redeemed on September 25, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
# Amount represents less than $500.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             PERIOD ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED
  MARKET CLASS SHARES                          09/25/03*            03/31/03             03/31/02             03/31/01
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0027               0.0106               0.0257               0.0557
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0027)             (0.0106)             (0.0257)             (0.0557)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.27%                1.06%                2.60%                5.72%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $--#              $1,334,965           $1,381,945           $1,369,949
  Ratio of operating expenses to average
    net assets(a)                               0.65%+                0.65%                0.65%              0.65%(b)
  Ratio of net investment income/(loss)
    to average net assets                       0.49%+                1.07%                2.36%                5.54%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   0.72%+                0.71%                0.72%                0.72%

                                               YEAR ENDED
  MARKET CLASS SHARES                           03/31/00
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0459
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0459)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  4.68%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $1,511,932
  Ratio of operating expenses to average
    net assets(a)                               0.65%(b)
  Ratio of net investment income/(loss)
    to average net assets                         4.61%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.73%

* Nations Treasury Reserves Market Class Shares were fully redeemed on September 25, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
# Amount represents less than $500.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             PERIOD ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED
  MARKET CLASS SHARES                          09/25/03*            03/31/03             03/31/02             03/31/01
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0028               0.0106               0.0258               0.0570
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0028)             (0.0106)             (0.0258)             (0.0570)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.28%                1.07%                2.61%                5.85%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $--#               $502,090             $561,082             $488,016
  Ratio of operating expenses to average
    net assets(a)                               0.65%+                0.65%                0.65%              0.65%(b)
  Ratio of net investment income/(loss)
    to average net assets                       0.51%+                1.08%                2.25%                5.61%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   0.72%+                0.72%                0.73%                0.74%

                                               YEAR ENDED
  MARKET CLASS SHARES                           03/31/00
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0471
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0471)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  4.81%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $370,000
  Ratio of operating expenses to average
    net assets(a)                               0.65%(b)
  Ratio of net investment income/(loss)
    to average net assets                         4.81%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.74%

* Nations Government Reserves Market Class Shares were fully redeemed on September 25, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
# Amount represents less than $500.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             PERIOD ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED
  MARKET CLASS SHARES                          09/25/03*            03/31/03             03/31/02             03/31/01
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0023               0.0083               0.0170               0.0347
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0023)             (0.0083)             (0.0170)             (0.0347)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.23%                0.83%                1.72%                3.52%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $--#               $150,014             $223,008             $169,001
  Ratio of operating expenses to average
    net assets                                  0.65%+                0.65%                0.65%                0.65%
  Ratio of net investment income/(loss)
    to average net assets                       0.43%+                0.78%                1.58%                3.48%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.72%+                0.73%                0.75%                0.74%

                                               YEAR ENDED
  MARKET CLASS SHARES                           03/31/00
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0284
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0284)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  2.87%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $149,000
  Ratio of operating expenses to average
    net assets                                    0.65%
  Ratio of net investment income/(loss)
    to average net assets                         2.84%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.75%

* Nations Municipal Reserves Market Class Shares were fully redeemed on September 25, 2003.
 + Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

NATIONS NEW YORK

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
TAX-EXEMPT RESERVES

                                                 YEAR ENDED                YEAR ENDED               PERIOD ENDED
  MARKET CLASS SHARES                             03/31/05                03/31/04***                12/22/02**
  Net asset value, beginning of period             $1.00                     $1.00                     $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0800                    0.0025                    0.0068
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0080)                  (0.0025)                  (0.0068)
  Net asset value, end of period                   $1.00                     $1.00                     $1.00
  TOTAL RETURN++                                   0.80%                     0.25%                     0.68%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $11,469                   $12,970                     $--#
  Ratio of operating expenses to average
    net assets                                     0.65%                     0.65%+                    0.58%+
  Ratio of net investment income/(loss)
    to average net assets                          0.82%                     0.48%+                    0.82%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         0.98%                     0.78%+                    1.23%+

                                                 PERIOD ENDED
  MARKET CLASS SHARES                             03/31/02*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.0008
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.0008)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    0.08%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $1
  Ratio of operating expenses to average
    net assets                                      0.65%+
  Ratio of net investment income/(loss)
    to average net assets                           0.58%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                          4.96%+

* Nations New York Tax-Exempt Reserves Market Class Shares commenced operations on February 15, 2002.
** Nations New York Tax-Exempt Reserves Market Class Shares were fully redeemed on December 22, 2002.
*** Nations New York Tax-Exempt Reserves Market Class recommenced operations on August 25, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CASH RESERVES -- MARKET CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.65%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.35%            $10,435.00      $ 66.41
       2           10.25%            $11,025.00              8.89%            $10,888.92      $ 69.30
       3           15.76%            $11,576.25             13.63%            $11,362.59      $ 72.32
       4           21.55%            $12,155.06             18.57%            $11,856.86      $ 75.46
       5           27.63%            $12,762.82             23.73%            $12,372.64      $ 78.75
       6           34.01%            $13,400.96             29.11%            $12,910.85      $ 82.17
       7           40.71%            $14,071.00             34.72%            $13,472.47      $ 85.75
       8           47.75%            $14,774.55             40.59%            $14,058.52      $ 89.48
       9           55.13%            $15,513.28             46.70%            $14,670.07      $ 93.37
      10           62.89%            $16,288.95             53.08%            $15,308.21      $ 97.43
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,308.21
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $810.43

NATIONS MONEY MARKET RESERVES -- MARKET CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.65%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.35%            $10,435.00      $ 66.41
       2           10.25%            $11,025.00              8.89%            $10,888.92      $ 69.30
       3           15.76%            $11,576.25             13.63%            $11,362.59      $ 72.32
       4           21.55%            $12,155.06             18.57%            $11,856.86      $ 75.46
       5           27.63%            $12,762.82             23.73%            $12,372.64      $ 78.75
       6           34.01%            $13,400.96             29.11%            $12,910.85      $ 82.17
       7           40.71%            $14,071.00             34.72%            $13,472.47      $ 85.75
       8           47.75%            $14,774.55             40.59%            $14,058.52      $ 89.48
       9           55.13%            $15,513.28             46.70%            $14,670.07      $ 93.37
      10           62.89%            $16,288.95             53.08%            $15,308.21      $ 97.43
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,308.21
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $810.43

NATIONS TREASURY RESERVES -- MARKET CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.65%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.35%            $10,435.00      $ 66.41
       2           10.25%            $11,025.00             8.89%            $10,888.92      $ 69.30
       3           15.76%            $11,576.25            13.63%            $11,362.59      $ 72.32
       4           21.55%            $12,155.06            18.57%            $11,856.86      $ 75.46
       5           27.63%            $12,762.82            23.73%            $12,372.64      $ 78.75
       6           34.01%            $13,400.96            29.11%            $12,910.85      $ 82.17
       7           40.71%            $14,071.00            34.72%            $13,472.47      $ 85.75
       8           47.75%            $14,774.55            40.59%            $14,058.52      $ 89.48
       9           55.13%            $15,513.28            46.70%            $14,670.07      $ 93.37
      10           62.89%            $16,288.95            53.08%            $15,308.21      $ 97.43
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,308.21
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $810.43

NATIONS GOVERNMENT RESERVES -- MARKET CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.65%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.35%            $10,435.00      $ 66.41
       2           10.25%            $11,025.00             8.89%            $10,888.92      $ 69.30
       3           15.76%            $11,576.25            13.63%            $11,362.59      $ 72.32
       4           21.55%            $12,155.06            18.57%            $11,856.86      $ 75.46
       5           27.63%            $12,762.82            23.73%            $12,372.64      $ 78.75
       6           34.01%            $13,400.96            29.11%            $12,910.85      $ 82.17
       7           40.71%            $14,071.00            34.72%            $13,472.47      $ 85.75
       8           47.75%            $14,774.55            40.59%            $14,058.52      $ 89.48
       9           55.13%            $15,513.28            46.70%            $14,670.07      $ 93.37
      10           62.89%            $16,288.95            53.08%            $15,308.21      $ 97.43
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,308.21
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $810.43

NATIONS MUNICIPAL RESERVES -- MARKET CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.65%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.35%            $10,435.00      $ 66.41
       2           10.25%            $11,025.00              8.89%            $10,888.92      $ 69.30
       3           15.76%            $11,576.25             13.63%            $11,362.59      $ 72.32
       4           21.55%            $12,155.06             18.57%            $11,856.86      $ 75.46
       5           27.63%            $12,762.82             23.73%            $12,372.64      $ 78.75
       6           34.01%            $13,400.96             29.11%            $12,910.85      $ 82.17
       7           40.71%            $14,071.00             34.72%            $13,472.47      $ 85.75
       8           47.75%            $14,774.55             40.59%            $14,058.52      $ 89.48
       9           55.13%            $15,513.28             46.70%            $14,670.07      $ 93.37
      10           62.89%            $16,288.95             53.08%            $15,308.21      $ 97.43
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,308.21
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $810.43

NATIONS TAX-EXEMPT RESERVES -- MARKET CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.65%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.35%            $10,435.00      $ 66.41
       2           10.25%            $11,025.00             8.89%            $10,888.92      $ 69.30
       3           15.76%            $11,576.25            13.63%            $11,362.59      $ 72.32
       4           21.55%            $12,155.06            18.57%            $11,856.86      $ 75.46
       5           27.63%            $12,762.82            23.73%            $12,372.64      $ 78.75
       6           34.01%            $13,400.96            29.11%            $12,910.85      $ 82.17
       7           40.71%            $14,071.00            34.72%            $13,472.47      $ 85.75
       8           47.75%            $14,774.55            40.59%            $14,058.52      $ 89.48
       9           55.13%            $15,513.28            46.70%            $14,670.07      $ 93.37
      10           62.89%            $16,288.95            53.08%            $15,308.21      $ 97.43
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,308.21
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $810.43

NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- MARKET CLASS SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.65%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.35%             $10,435.00        $ 66.41
       2           10.25%             $11,025.00              8.89%             $10,888.92        $ 69.30
       3           15.76%             $11,576.25             13.63%             $11,362.59        $ 72.32
       4           21.55%             $12,155.06             18.57%             $11,856.86        $ 75.46
       5           27.63%             $12,762.82             23.73%             $12,372.64        $ 78.75
       6           34.01%             $13,400.96             29.11%             $12,910.85        $ 82.17
       7           40.71%             $14,071.00             34.72%             $13,472.47        $ 85.75
       8           47.75%             $14,774.55             40.59%             $14,058.52        $ 89.48
       9           55.13%             $15,513.28             46.70%             $14,670.07        $ 93.37
      10           62.89%             $16,288.95             53.08%             $15,308.21        $ 97.43
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 5,308.21
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $810.43

NATIONS NEW YORK TAX-EXEMPT RESERVES -- MARKET CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.65%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.35%            $10,435.00      $ 66.41
       2           10.25%            $11,025.00              8.89%            $10,888.92      $ 69.30
       3           15.76%            $11,576.25             13.63%            $11,362.59      $ 72.32
       4           21.55%            $12,155.06             18.57%            $11,856.86      $ 75.46
       5           27.63%            $12,762.82             23.73%            $12,372.64      $ 78.75
       6           34.01%            $13,400.96             29.11%            $12,910.85      $ 82.17
       7           40.71%            $14,071.00             34.72%            $13,472.47      $ 85.75
       8           47.75%            $14,774.55             40.59%            $14,058.52      $ 89.48
       9           55.13%            $15,513.28             46.70%            $14,670.07      $ 93.37
      10           62.89%            $16,288.95             53.08%            $15,308.21      $ 97.43
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,308.21
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $810.43

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.353.0828 (Institutional Investors)
                    1.800.345.6611 (Individual Investors)

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


--------------------------------------------------------------------------------
SEC file number:
Nations Funds Trust, 811-09645
MARKET-0805
--------------------------------------------------------------------------------


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Daily Class Shares
                August 1, 2005


(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS TAX-EXEMPT RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES
NATIONS NEW YORK TAX-EXEMPT RESERVES

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 61.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Daily Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 35.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    7
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       10
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     13
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      17
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     21
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          25
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            29
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     33
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       35

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         37
     How orders are processed                                   39
  How selling and servicing agents are paid                     45
  Distributions and taxes                                       47
  Legal matters                                                 50
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            51
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            56
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   61
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               5.84%    3.60%    1.21%    0.48%    0.65%



              *Year-to-date return as of June 30, 2005: 0.98%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                1.50%
         WORST: 2ND QUARTER 2004:               0.08%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY CLASS SHARES                                0.65%     2.33%     2.63%




      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Daily Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.02%
                                                                           -------



         Total annual Fund operating expenses                             0.87%



         Fee waivers and/or reimbursements                               (0.07)%
                                                                           -------



         Total net expenses(3)                                            0.80%
                                                                           =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $271      $475      $1,066

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.


The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.


  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               5.83%    3.53%    1.12%    0.45%    0.63%



              *Year-to-date return as of June 30, 2005: 0.97%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:           1.50%
         WORST: 2ND QUARTER 2004:          0.08%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY CLASS SHARES                                0.63%     2.29%     2.50%




      *THE INCEPTION DATE OF DAILY CLASS SHARES IS JULY 21, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Daily Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.02%
                                                                         -------



         Total annual Fund operating expenses                             0.87%



         Fee waivers and/or reimbursements                               (0.07)%
                                                                         -------



         Total net expenses(3)                                            0.80%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $271      $475      $1,066

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               5.56%    3.36%    1.08%    0.42%    0.55%



              *Year-to-date return as of June 30, 2005: 0.88%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.45%
         WORST: 2ND QUARTER 2004:         0.06%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY CLASS SHARES                                0.55%     2.17%     2.45%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Daily Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.02%
                                                                         -------



         Total annual Fund operating expenses                             0.87%



         Fee waivers and/or reimbursements                               (0.07)%
                                                                         -------



         Total net expenses(3)                                            0.80%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $271      $475      $1,066

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               5.70%    3.44%    1.06%    0.43%    0.60%



              *Year-to-date return as of June 30, 2005: 0.93%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                1.47%
         WORST: 2ND QUARTER 2004:               0.07%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY CLASS SHARES                                0.60%     2.22%     2.51%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Daily Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.02%
                                                                         -------



         Total annual Fund operating expenses                             0.87%



         Fee waivers and/or reimbursements                               (0.07)%
                                                                         -------



         Total net expenses(3)                                            0.80%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $271      $475      $1,066




NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR GRAPH         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               3.41%    2.06%    0.75%    0.36%    0.46%



              *Year-to-date return as of June 30, 2005: 0.69%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                0.90%
         WORST: 1ST QUARTER 2004:               0.05%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY CLASS SHARES                                0.46%     1.40%     1.56%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Daily Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.03%
                                                                         -------



         Total annual Fund operating expenses                             0.88%



         Fee waivers and/or reimbursements                               (0.08)%
                                                                         -------



         Total net expenses(3)                                            0.80%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $273      $480      $1,077

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE INFORMATION ABOUT THE PERFORMANCE FOR THE PERIOD PRIOR TO MAY 10, 2002, REFLECTS PERFORMANCE INFORMATION FOR A PREDECESSOR FUND WHICH WAS REORGANIZED INTO THE FUND ON MAY 10, 2002. THE PREDECESSOR FUND HAD AN IDENTICAL INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.72%    2.97%    2.77%    2.58%    3.42%    2.06%    0.70%    0.33%    0.43%



              *Year-to-date return as of June 30, 2005: 0.67%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                  0.91%
         WORST: 1ST QUARTER 2004:                 0.05%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY SHARES                                      0.43%     1.38%     2.11%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS FEBRUARY 10, 1995.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Daily Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.03%
                                                                         -------



         Total annual Fund operating expenses                             0.88%



         Fee waivers and/or reimbursements                               (0.08)%
                                                                         -------



         Total net expenses(3)                                            0.80%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $273      $480      $1,077

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which, in turn, generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. The current finances of California and its municipalities have improved during fiscal year 2004-05, in part due to an improved economy and higher employment rates, which increased tax revenue. California remains the state with the lowest credit rating, however. The Governor's Budget for 2005-06 projects a $6 billion deficit due to structural spending imbalances. The Governor proposes to cut program spending and to shift responsibility for certain obligations to make up the shortfall, but as of June 15, the State Legislature had not approved a final budget for the 2005-06 fiscal year. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----
               2.84%    2.51%    2.26%    2.84%    1.71%    0.66%    0.30%    0.42%



              *Year-to-date return as of June 30, 2005: 0.68%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:           0.77%
         WORST: 1ST QUARTER 2004:          0.04%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY CLASS SHARES                                0.42%     1.18%     1.72%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS OCTOBER 2, 1996.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Daily Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.03%
                                                                         -------



         Total annual Fund operating expenses                             0.88%



         Fee waivers and/or reimbursements                               (0.08)%
                                                                         -------



         Total net expenses(3)                                            0.80%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $273      $480      $1,077

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 35.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which, in turn, generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. In this regard, the long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. In addition, State costs for employee pensions have increased dramatically, while costs associated with Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and jobless recovery that has followed.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE DAILY CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE TRUST CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               0.84%    0.96%



              *Year-to-date return as of June 30, 2005: 0.92%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:           0.33%
         WORST: 3RD QUARTER 2003:          0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        0.96%     0.98%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS FEBRUARY 15, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Daily Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.28%
                                                                         -------



         Total annual Fund operating expenses                             1.13%



         Fee waivers and/or reimbursements                               (0.33%)
                                                                         -------



         Total net expenses(3)                                            0.80%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $326      $590      $1,345

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        - must maintain an average dollar-weighted maturity of 90 days or less

        - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

        - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a

        Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transactions costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions. The Adviser uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%        0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%        0.15%

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, Inc. a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Daily Class Shares of the Funds. Here are some general rules about this class of shares:

  - Daily Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class is primarily intended for use in connection with specific Cash Management Services programs. This class of shares may be offered by:

     - certain Bank of America affiliates

     - certain other financial intermediaries.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You'll find more information about buying, selling and exchanging Daily Class Shares on the pages that follow. You should also ask your financial institution, intermediary or selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

                      Ways to buy, sell or
                            exchange          How much you can buy, sell or exchange             Other things to know
                      --------------------    --------------------------------------    --------------------------------------
Buying shares         In a lump sum           minimum initial investment:               There is no limit to the amount you
                                              - $1,000 for regular accounts             can invest in Daily Class Shares.
                                              - $25 for traditional and Roth IRAs,
                                              and Coverdell Education Savings
                                                Accounts
                                              - no minimum for certain fee-based
                                                accounts and certain retirement plan
                                                accounts like 401(k) plans and SEP
                                                accounts, but other restrictions
                                                apply
                                              minimum additional investment:
                                              - none

                      Using our Systematic    minimum initial investment:               You can buy shares any day of the
                      Investment Plan         - $50                                     month on a monthly or quarterly
                                              minimum additional investment:            schedule.
                                              - $50

Selling shares        In a lump sum           - shares sold by telephone are limited    A Fund will generally send proceeds
                                              to $100,000 in a 30-day period            from the sale to you within one day
                                                                                        after your request is received in
                                              - restrictions may apply to               "good form." However, if you purchased
                                              withdrawals from retirement plan          your shares by check, a Fund may delay
                                                accounts                                sending the proceeds from the sale of
                                                                                        your shares for up to 15 days after
                                                                                        your purchase to protect against
                                                                                        checks that are returned.

                      Using our free          - minimum $250 per check                  You can write checks for free. You can
                      checkwriting service                                              only use checks to make partial
                                                                                        withdrawals from a Fund. You can't use
                                                                                        a check to make a full withdrawal from
                                                                                        a Fund.

                      Using our Automatic     - no minimum per withdrawal               Your account balance must be at least
                      Withdrawal Plan                                                   $5,000 to set up the plan. You can
                                              - $5,000 requirement waived for           make withdrawals any day of the month
                                              certain fee based accounts                on a monthly, quarterly or semi-annual
                                                                                        basis. We'll send your money by check
                                                                                        or deposit it directly to your bank
                                                                                        account.

Exchanging shares     In a lump sum           - new account minimums apply to           You can generally exchange Daily Class
                                                exchanges                               shares of a Fund for Daily Class
                                                                                        Shares of any other Fund distributed
                                                                                        by the Distributor. Some exceptions
                                                                                        apply.
                                                                                        If you received Daily Class Shares of
                                                                                        a Money Market Fund from an exchange
                                                                                        of Class A shares of an Index Fund,
                                                                                        you can exchange these shares for
                                                                                        Class A shares of an Index Fund.

                      Using our Automatic     minimum $100 per exchange                 You can make exchanges any day of the
                      Exchange Feature                                                  month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

      - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

      - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

      - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUY SHARES        BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Daily Class Shares at net asset value per share.

        - We must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

           If we receive payment after this time, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions, intermediaries and selling agents are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plan the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth Individual Retirement Accounts (IRAs), and Coverdell Education Savings Accounts

        - There is no minimum for accounts set up with some fee-based investment adviser or financial planners, including wrap fee accounts and other managed accounts and for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs

          (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $50 or, $25 for Traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly or quarterly basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your financial adviser.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.







 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling your shares through a selling agent, financial institution or intermediary, we normally send the sale proceeds by Fedwire on the same business day that the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we normally send the sale proceeds by mail or electronic transfer to your bank account on the same business day that the Fund receives your order in good form.

        - You can sell up to $100,000 of shares by telephone to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

Here's how the service works:

  - Each check you write must be for $250 and no more than $100,000.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES       EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

        - Here's how exchanges work:

        - You can generally exchange Daily Class Shares of a Fund for Daily Class Shares of any other Fund distributed by the Distributor. Some exception apply.

        - If you received shares of a Fund from an exchange of Class A shares of an Index Fund (including Nations LargeCap Enhanced Core Fund), you can exchange these shares for Class A shares of an Index Fund (including Nations LargeCap Enhanced Core Fund).

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Daily Class Shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributors and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The Distributors may receive a maximum annual distribution (12b-1) fee of 0.35% of the average daily net assets of Daily Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Daily Class Shares of the Funds.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - an additional amount of up to 0.50% of the net asset value per share on all sales of Daily Class Shares to retirement plans

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of realized net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  DAILY CLASS SHARES                           03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0098               0.0040               0.0102               0.0260
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0098)             (0.0040)             (0.0102)             (0.0260)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.98%                0.40%                1.02%                2.63%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $9,560,013           $8,746,651           $11,635,944          $14,018,697
  Ratio of operating expenses to average
    net assets(a)                                0.80%              0.80%(c)             0.80%(b)             0.80%(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.00%                0.41%                1.02%                2.32%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.87%                0.86%                0.86%                0.87%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0568
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0568)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  5.83%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $14,589,888
  Ratio of operating expenses to average
    net assets(a)                                 0.80%
  Ratio of net investment income/(loss)
    to average net assets                         5.62%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.87%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  DAILY CLASS SHARES                           03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0097               0.0038               0.0095               0.0251
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0097)             (0.0038)             (0.0095)             (0.0251)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.97%                0.38%                0.95%                2.54%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $3,588               $3,778               $4,756               $4,501
  Ratio of operating expenses to average
    net assets(a)                                0.80%                0.80%              0.80%(b)               0.80%
  Ratio of net investment income/(loss)
    to average net assets                        0.95%                0.38%                0.94%                2.25%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.87%                0.86%                0.86%                0.88%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0565
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0565)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  5.80%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $7,561
  Ratio of operating expenses to average
    net assets(a)                               0.80%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.59%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.87%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  DAILY CLASS SHARES                           03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0085               0.0033               0.0090               0.0242
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0085)             (0.0033)             (0.0090)             (0.0242)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.85%                0.33%                0.91%                2.44%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $256,064             $291,341            $1,159,050           $1,301,678
  Ratio of operating expenses to average
    net assets(a)                                0.80%                0.80%                0.80%                0.80%
  Ratio of net investment income/(loss)
    to average net assets                        0.83%                0.34%                0.92%                2.21%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.87%                0.86%                0.86%                0.87%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0543
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0543)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  5.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $981,837
  Ratio of operating expenses to average
    net assets(a)                               0.80%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.87%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  DAILY CLASS SHARES                           03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0092               0.0035               0.0091               0.0243
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0092)             (0.0035)             (0.0091)             (0.0243)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.93%                0.35%                0.92%                2.45%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $304,322             $352,046             $312,836             $317,287
  Ratio of operating expenses to average
    net assets(a)                                0.80%                0.80%                0.80%                0.80%
  Ratio of net investment income/(loss)
    to average net assets                        0.94%                0.36%                0.88%                2.10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.87%                0.86%                0.87%                0.88%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0554
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0554)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  5.69%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $259,937
  Ratio of operating expenses to average
    net assets(a)                               0.80%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.46%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.89%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  DAILY CLASS SHARES                           03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0068               0.0031               0.0067               0.0155
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0068)             (0.0031)             (0.0067)             (0.0155)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.68%                0.31%                0.68%                1.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $591,206             $605,118             $526,658             $637,172
  Ratio of operating expenses to average
    net assets                                   0.80%                0.78%                0.80%                0.80%
  Ratio of net investment income/(loss)
    to average net assets                        0.67%                0.30%                0.63%                1.43%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.88%                0.87%                0.88%                0.90%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0332
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0332)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  3.37%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $554,876
  Ratio of operating expenses to average
    net assets                                    0.80%
  Ratio of net investment income/(loss)
    to average net assets                         3.33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.89%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  DAILY CLASS SHARES                           03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0065               0.0028               0.0063               0.0154
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0065)             (0.0028)             (0.0063)             (0.0154)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.65%                0.28%                0.64%                1.55%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $36,441              $49,784              $64,516              $96,175
  Ratio of operating expenses to average
    net assets                                   0.80%                0.78%                0.80%                0.80%
  Ratio of net investment income/(loss)
    to average net assets                        0.63%                0.26%                0.53%                1.50%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.88%                0.87%                0.88%                1.03%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0333
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0333)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  3.38%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $93,290
  Ratio of operating expenses to average
    net assets                                    0.80%
  Ratio of net investment income/(loss)
    to average net assets                         3.30%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.03%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  DAILY CLASS SHARES                           03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0063               0.0026               0.0056               0.0139
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0063)             (0.0026)             (0.0056)             (0.0139)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.63%                0.26%                0.56%                1.40%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $742,981             $726,888             $792,206             $814,077
  Ratio of operating expenses to average
    net assets                                   0.80%                0.77%                0.80%                0.80%
  Ratio of net investment income/(loss)
    to average net assets                        0.63%                0.26%                0.55%                0.78%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.88%                0.87%                0.87%                0.88%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0273
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0273)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  2.76%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $755,635
  Ratio of operating expenses to average
    net assets                                    0.80%
  Ratio of net investment income/(loss)
    to average net assets                         2.73%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.88%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
  DAILY CLASS SHARES                                        12/22/02**
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0043
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0043)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               0.43%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $--#
  Ratio of operating expenses to average
    net assets                                                0.73%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.67%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.38%+

                                                            PERIOD ENDED
  DAILY CLASS SHARES                                          03/31/02*
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0004
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0004)
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                                0.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $1
  Ratio of operating expenses to average
    net assets                                                 0.80%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.43%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     5.11%+

* Nations New York Tax-Exempt Reserves Daily Class Shares commenced operations on February 15, 2002.
** Nations New York Tax-Exempt Reserves Daily Class Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CASH RESERVES -- DAILY CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.80%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.20%            $10,420.00      $ 81.68
       2           10.25%            $11,025.00             8.58%            $10,857.64      $ 85.11
       3           15.76%            $11,576.25            13.14%            $11,313.66      $ 88.69
       4           21.55%            $12,155.06            17.89%            $11,788.83      $ 92.41
       5           27.63%            $12,762.82            22.84%            $12,283.97      $ 96.29
       6           34.01%            $13,400.96            28.00%            $12,799.89      $100.34
       7           40.71%            $14,071.00            33.37%            $13,337.49      $104.55
       8           47.75%            $14,774.55            38.98%            $13,897.66      $108.94
       9           55.13%            $15,513.28            44.81%            $14,481.36      $113.52
      10           62.89%            $16,288.95            50.90%            $15,089.58      $118.28
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,089.58
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $989.80

NATIONS MONEY MARKET RESERVES -- DAILY CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.80%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.20%            $10,420.00      $ 81.68
       2           10.25%            $11,025.00              8.58%            $10,857.64      $ 85.11
       3           15.76%            $11,576.25             13.14%            $11,313.66      $ 88.69
       4           21.55%            $12,155.06             17.89%            $11,788.83      $ 92.41
       5           27.63%            $12,762.82             22.84%            $12,283.97      $ 96.29
       6           34.01%            $13,400.96             28.00%            $12,799.89      $100.34
       7           40.71%            $14,071.00             33.37%            $13,337.49      $104.55
       8           47.75%            $14,774.55             38.98%            $13,897.66      $108.94
       9           55.13%            $15,513.28             44.81%            $14,481.36      $113.52
      10           62.89%            $16,288.95             50.90%            $15,089.58      $118.28
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,089.58
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $989.80

NATIONS TREASURY RESERVES -- DAILY CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.80%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.20%            $10,420.00      $ 81.68
       2           10.25%            $11,025.00             8.58%            $10,857.64      $ 85.11
       3           15.76%            $11,576.25            13.14%            $11,313.66      $ 88.69
       4           21.55%            $12,155.06            17.89%            $11,788.83      $ 92.41
       5           27.63%            $12,762.82            22.84%            $12,283.97      $ 96.29
       6           34.01%            $13,400.96            28.00%            $12,799.89      $100.34
       7           40.71%            $14,071.00            33.37%            $13,337.49      $104.55
       8           47.75%            $14,774.55            38.98%            $13,897.66      $108.94
       9           55.13%            $15,513.28            44.81%            $14,481.36      $113.52
      10           62.89%            $16,288.95            50.90%            $15,089.58      $118.28
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,089.58
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $989.80

NATIONS GOVERNMENT RESERVES -- DAILY CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.80%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.20%            $10,420.00      $ 81.68
       2           10.25%            $11,025.00              8.58%            $10,857.64      $ 85.11
       3           15.76%            $11,576.25             13.14%            $11,313.66      $ 88.69
       4           21.55%            $12,155.06             17.89%            $11,788.83      $ 92.41
       5           27.63%            $12,762.82             22.84%            $12,283.97      $ 96.29
       6           34.01%            $13,400.96             28.00%            $12,799.89      $100.34
       7           40.71%            $14,071.00             33.37%            $13,337.49      $104.55
       8           47.75%            $14,774.55             38.98%            $13,897.66      $108.94
       9           55.13%            $15,513.28             44.81%            $14,481.36      $113.52
      10           62.89%            $16,288.95             50.90%            $15,089.58      $118.28
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,089.58
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $989.80

NATIONS MUNICIPAL RESERVES -- DAILY CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.80%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.20%            $10,420.00      $ 81.68
       2           10.25%            $11,025.00             8.58%            $10,857.64      $ 85.11
       3           15.76%            $11,576.25            13.14%            $11,313.66      $ 88.69
       4           21.55%            $12,155.06            17.89%            $11,788.83      $ 92.41
       5           27.63%            $12,762.82            22.84%            $12,283.97      $ 96.29
       6           34.01%            $13,400.96            28.00%            $12,799.89      $100.34
       7           40.71%            $14,071.00            33.37%            $13,337.49      $104.55
       8           47.75%            $14,774.55            38.98%            $13,897.66      $108.94
       9           55.13%            $15,513.28            44.81%            $14,481.36      $113.52
      10           62.89%            $16,288.95            50.90%            $15,089.58      $118.28
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,089.58
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $989.80

NATIONS TAX-EXEMPT RESERVES -- DAILY CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.80%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.20%            $10,420.00      $ 81.68
       2           10.25%            $11,025.00              8.58%            $10,857.64      $ 85.11
       3           15.76%            $11,576.25             13.14%            $11,313.66      $ 88.69
       4           21.55%            $12,155.06             17.89%            $11,788.83      $ 92.41
       5           27.63%            $12,762.82             22.84%            $12,283.97      $ 96.29
       6           34.01%            $13,400.96             28.00%            $12,799.89      $100.34
       7           40.71%            $14,071.00             33.37%            $13,337.49      $104.55
       8           47.75%            $14,774.55             38.98%            $13,897.66      $108.94
       9           55.13%            $15,513.28             44.81%            $14,481.36      $113.52
      10           62.89%            $16,288.95             50.90%            $15,089.58      $118.28
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,089.58
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $989.80

NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- DAILY CLASS SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.80%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.20%             $10,420.00        $ 81.68
       2           10.25%             $11,025.00              8.58%             $10,857.64        $ 85.11
       3           15.76%             $11,576.25             13.14%             $11,313.66        $ 88.69
       4           21.55%             $12,155.06             17.89%             $11,788.83        $ 92.41
       5           27.63%             $12,762.82             22.84%             $12,283.97        $ 96.29
       6           34.01%             $13,400.96             28.00%             $12,799.89        $100.34
       7           40.71%             $14,071.00             33.37%             $13,337.49        $104.55
       8           47.75%             $14,774.55             38.98%             $13,897.66        $108.94
       9           55.13%             $15,513.28             44.81%             $14,481.36        $113.52
      10           62.89%             $16,288.95             50.90%             $15,089.58        $118.28
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 5,089.58
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $989.80

NATIONS NEW YORK TAX-EXEMPT RESERVES -- DAILY CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.80%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.20%            $10,420.00      $ 81.68
       2           10.25%            $11,025.00             8.58%            $10,857.64      $ 85.11
       3           15.76%            $11,576.25            13.14%            $11,313.66      $ 88.69
       4           21.55%            $12,155.06            17.89%            $11,788.83      $ 92.41
       5           27.63%            $12,762.82            22.84%            $12,283.97      $ 96.29
       6           34.01%            $13,400.96            28.00%            $12,799.89      $100.34
       7           40.71%            $14,071.00            33.37%            $13,337.49      $104.55
       8           47.75%            $14,774.55            38.98%            $13,897.66      $108.94
       9           55.13%            $15,513.28            44.81%            $14,481.36      $113.52
      10           62.89%            $16,288.95            50.90%            $15,089.58      $118.28
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,089.58
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $989.80

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.353.0828 (Institutional Investors)
                    1.800.345.6611 (Individual Investors)

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
DAILY-0805


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Daily Class Shares
                August 1, 2005
(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 46.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Daily Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

ABOUT THE FUNDS
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 22.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                        7
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     10
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      13
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          16
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     20
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       22

ABOUT YOUR INVESTMENT
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         24
     How orders are processed                                   26
  How selling and servicing agents are paid                     32
  Distributions and taxes                                       34
  Legal matters                                                 37
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            38
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            42
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   46
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 22.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               5.84%    3.60%    1.21%    0.48%    0.65%



              *Year-to-date return as of June 30, 2005: 0.98%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                1.50%
         WORST: 2ND QUARTER 2004:               0.08%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         DAILY CLASS SHARES                              0.65%     2.33%     2.63%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Daily Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.02%
                                                                        -------



         Total annual Fund operating expenses                             0.87%



         Fee waivers and/or reimbursements                               (0.07)%
                                                                        -------



         Total net expenses(3)                                            0.80%
                                                                        =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $271      $475      $1,066

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 22.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               5.56%    3.36%    1.08%    0.42%    0.55%



              *Year-to-date return as of June 30, 2005: 0.88%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:           1.45%
         WORST: 2ND QUARTER 2004:          0.06%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY CLASS SHARES                                0.55%    2.17%      2.45%




      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Daily Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.02%
                                                                         -------



         Total annual Fund operating expenses                             0.87%



         Fee waivers and/or reimbursements                               (0.07)%
                                                                         -------



         Total net expenses(3)                                            0.80%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $271      $475      $1,066




NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 22.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               5.70%    3.44%    1.06%    0.43%    0.60%



              *Year-to-date return as of June 30, 2005: 0.93%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                  1.47%
         WORST: 2ND QUARTER 2004:                 0.07%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY CLASS SHARES                                0.60%    2.22%      2.51%




      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Daily Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                             Daily Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.60%



         Other expenses                                                  0.02%
                                                                          --------



         Total annual Fund operating expenses                            0.87%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          --------



         Total net expenses(3)                                           0.80%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.
      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $271      $475      $1,066

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 22.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               3.41%    2.06%    0.75%    0.36%    0.46%



              *Year-to-date return as of June 30, 2005: 0.69%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                 0.90%
         WORST: 1ST QUARTER 2004:                0.05%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                     1 YEAR   5 YEARS   LIFE OF FUND*
         DAILY CLASS SHARES                          0.46%     1.40%        1.56%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Daily Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.03%
                                                                         -------



         Total annual Fund operating expenses                             0.88%



         Fee waivers and/or reimbursements                               (0.08)%
                                                                         -------



         Total net expenses(3)                                            0.80%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $273      $480      $1,077

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 22.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which, in turn, generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. The current finances of California and its municipalities have improved during fiscal year 2004-2005, in part due to an improved economy and higher employment rates, which increased tax revenue. California remains the state with the lowest credit rating, however. The Governor's Budget for 2005-2006 projects a $6 billion deficit due to structural spending imbalances. The Governor proposes to cut program spending and to shift responsibility for certain obligations to make up the shortfall, but as of June 15, the State Legislature had not approved a final budget for the 2005-2006 fiscal year. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----
               2.84%    2.51%    2.26%    2.84%    1.71%    0.66%    0.30%    0.42%



              *Year-to-date return as of June 30, 2005: 0.68%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:           0.77%
         WORST: 1ST QUARTER 2004:          0.04%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                       1 YEAR    5 YEARS     FUND*
         DAILY CLASS SHARES                            0.42%      1.18%      1.72%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS OCTOBER 2, 1996.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Daily Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Daily Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.60%



         Other expenses                                                   0.03%
                                                                         -------



         Total annual Fund operating expenses                             0.88%



         Fee waivers and/or reimbursements                               (0.08)%
                                                                         -------



         Total net expenses(3)                                            0.80%
                                                                         =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         DAILY CLASS SHARES                      $82      $273      $480      $1,077

OTHER IMPORTANT INFORMATION
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

         - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

         - must maintain an average dollar-weighted maturity of 90 days or less

         - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves)

         - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

HOW THE FUNDS ARE MANAGED

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions. The Adviser uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%        0.12%

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, Inc. a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

BUYING, SELLING AND EXCHANGING SHARES
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Daily Class Shares of the Funds. Here are some general rules about this class of shares:

  - Daily Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class is primarily intended for use in connection with specific Cash Management Services programs. This class of shares may be offered by:

     - certain Bank of America affiliates

     - certain other financial intermediaries.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You'll find more information about buying, selling and exchanging Daily Class Shares on the pages that follow. You should also ask your financial institution, intermediary or selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

                        Ways to buy, sell
                           or exchange        How much you can buy, sell or exchange            Other things to know
                       -------------------    --------------------------------------    -------------------------------------
Buying shares          In a lump sum          minimum initial investment:               There is no limit to the amount you
                                              - $1,000 for regular accounts             can invest in Daily Class Shares.
                                              - $25 for traditional and Roth IRAs,
                                              and Coverdell Education Savings
                                                Accounts
                                              - no minimum for certain fee-based
                                                accounts and certain retirement plan
                                                accounts like 401(k) plans and SEP
                                                accounts, but other restrictions
                                                apply
                                              minimum additional investment:
                                              - none

                       Using our              minimum initial investment:               You can buy shares any day of the
                       Systematic             - $50                                     month on a monthly or quarterly
                       Investment Plan        minimum additional investment:            schedule.
                                              - $50

Selling shares         In a lump sum          - shares sold by telephone are limited    A Fund will generally send proceeds
                                              to $100,000 in a 30-day period            from the sale to you within one day
                                              - restrictions may apply to               after your request is received in
                                              withdrawals from retirement plan          "good form." However, if you
                                                accounts                                purchased your shares by check, a
                                                                                        Fund may delay sending the proceeds
                                                                                        from the sale of your shares for up
                                                                                        to 15 days after your purchase to
                                                                                        protect against checks that are
                                                                                        returned.

                       Using our free         - minimum $250 per check                  You can write checks for free. You
                       checkwriting                                                     can only use checks to make partial
                       service                                                          withdrawals from a Fund. You can't
                                                                                        use a check to make a full withdrawal
                                                                                        from a Fund.
                       Using our Automatic    - no minimum per withdrawal               Your account balance must be at least
                       Withdrawal Plan        - $5,000 requirement waived for           $5,000 to set up the plan. You can
                                              certain fee based accounts                make withdrawals any day of the month
                                                                                        on a monthly, quarterly or
                                                                                        semi-annual basis. We'll send your
                                                                                        money by check or deposit it directly
                                                                                        to your bank account.
Exchanging shares      In a lump sum          - new account minimums apply to           You can generally exchange Daily
                                                exchanges                               Class shares of a Fund for Daily
                                                                                        Class Shares of any other Fund
                                                                                        distributed by the Distributor. Some
                                                                                        exceptions apply. If you received
                                                                                        Daily Class Shares of a Money Market
                                                                                        Fund from an exchange of Class A
                                                                                        shares of an Index Fund, you can
                                                                                        exchange these shares for Class A
                                                                                        shares of an Index Fund.
                       Using our Automatic    minimum $100 per exchange                 You can make exchanges any day of the
                       Exchange Feature                                                 month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by these Funds

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(PLUS SIGN, DOLLAR          BUYING SHARES
  SIGN GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Daily Class Shares at net asset value per share.

        - We must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

          If we receive payment after this time, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions, intermediaries and selling agents are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

      MINIMUM INITIAL INVESTMENT

      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $50 using our Systematic Investment Plan

        - $25 for traditional and Roth Individual Retirement Accounts (IRAs), and Coverdell Education Savings Accounts

        - There is no minimum accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts and for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional of as little as $50, or $25 for traditional and Roth IRAs, and Coverdell Education Savings Accounts.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $100 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly or quarterly basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your financial adviser.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.







 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(MINUS SIGN,       SELLING SHARES
  DOLLAR SIGN
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling your shares through a selling agent, financial institution or intermediary, we normally send the sale proceeds by Fedwire on the same business day that the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we normally send the sale proceeds by mail or electronic transfer to your bank account on the same business day that the Fund receives your order in good form.

        - You can sell up to $100,000 of shares by telephone to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or
          (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves or Nations California Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

Here's how the service works:

  - Each check you write must be for $250 and no more the $100,000.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES GRAPHIC)    EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Daily Class Shares of a Fund for Daily Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - If you received shares of a Fund from an exchange of Class A shares of an Index Fund (including Nations LargeCap Enhanced Core Fund), you can exchange these shares for Class A shares of an Index Fund (including Nations LargeCap Enhanced Core Fund).

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

  - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $100 or more of Daily Class Shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

HOW SELLING AND SERVICING AGENTS ARE PAID
(PERCENT SIGN GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The Distributor may receive a maximum annual distribution (12b-1) fee of 0.35% of the average daily net assets of Daily Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Daily Class Shares of the Funds.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - an additional amount of up to 0.50% of the net asset value per share on all sales of Daily Class Shares to retirement plans

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(TAX DOLLAR GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of realized net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves and Nations California Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or gain generally are subject to tax.

A portion of the distributions from these Funds may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CASH RESERVES   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  DAILY CLASS SHARES                           03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0098               0.0040               0.0102               0.0260
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0098)             (0.0040)             (0.0102)             (0.0260)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.98%                0.40%                1.02%                2.63%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $9,560,013           $8,746,651           $11,635,944          $14,018,697
  Ratio of operating expenses to average
    net assets(a)                                0.80%              0.80%(c)             0.80%(b)             0.80%(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.00%                0.41%                1.02%                2.32%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.87%                0.86%                0.86%                0.87%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0568
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0568)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  5.83%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $14,589,888
  Ratio of operating expenses to average
    net assets(a)                                 0.80%
  Ratio of net investment income/(loss)
    to average net assets                         5.62%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.87%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS TREASURY RESERVES  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  DAILY CLASS SHARES                           03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0085               0.0033               0.0090               0.0242
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0085)             (0.0033)             (0.0090)             (0.0242)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.85%                0.33%                0.91%                2.44%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $256,064             $291,341            $1,159,050           $1,301,678
  Ratio of operating expenses to average
    net assets(a)                                0.80%                0.80%                0.80%                0.80%
  Ratio of net investment income/(loss)
    to average net assets                        0.83%                0.34%                0.92%                2.21%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.87%                0.86%                0.86%                0.87%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0543
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0543)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  5.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $981,837
  Ratio of operating expenses to average
    net assets(a)                               0.80%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.39%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.87%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  DAILY CLASS SHARES                           03/31/05            03/31/04            03/31/03            03/31/02
  Net asset value, beginning of period          $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0092              0.0035              0.0091              0.0243
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0092)            (0.0035)            (0.0091)            (0.0243)
  Net asset value, end of period                $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                0.93%               0.35%               0.92%               2.45%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $304,322            $352,046            $312,836            $317,287
  Ratio of operating expenses to average
    net assets(a)                               0.80%               0.80%               0.80%               0.80%
  Ratio of net investment income/(loss)
    to average net assets                       0.94%               0.36%               0.88%               2.10%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   0.87%               0.86%               0.87%               0.88%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/01
  Net asset value, beginning of period           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0554
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0554)
  Net asset value, end of period                 $1.00
  TOTAL RETURN++                                 5.69%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $259,937
  Ratio of operating expenses to average
    net assets(a)                               0.80%(b)
  Ratio of net investment income/(loss)
    to average net assets                        5.46%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.89%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  DAILY CLASS SHARES                           03/31/05            03/31/04            03/31/03            03/31/02
  Net asset value, beginning of period          $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0068              0.0031              0.0067              0.0155
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0068)            (0.0031)            (0.0067)            (0.0155)
  Net asset value, end of period                $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                0.68%               0.31%               0.68%               1.56%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $591,206            $605,118            $526,658            $637,172
  Ratio of operating expenses to average
    net assets                                  0.80%               0.78%               0.80%               0.80%
  Ratio of net investment income/(loss)
    to average net assets                       0.67%               0.30%               0.63%               1.43%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.88%               0.87%               0.88%               0.90%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/01
  Net asset value, beginning of period           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0332
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0332)
  Net asset value, end of period                 $1.00
  TOTAL RETURN++                                 3.37%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $554,876
  Ratio of operating expenses to average
    net assets                                   0.80%
  Ratio of net investment income/(loss)
    to average net assets                        3.33%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.89%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS CALIFORNIA TAX-EXEMPT RESERVES  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  DAILY CLASS SHARES                           03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0063               0.0026               0.0056               0.0139
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0063)             (0.0026)             (0.0056)             (0.0139)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.63%                0.26%                0.56%                1.40%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $742,981             $726,888             $792,206             $814,077
  Ratio of operating expenses to average
    net assets                                   0.80%                0.77%                0.80%                0.80%
  Ratio of net investment income/(loss)
    to average net assets                        0.63%                0.26%                0.55%                0.78%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.88%                0.87%                0.87%                0.88%

                                               YEAR ENDED
  DAILY CLASS SHARES                            03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0273
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0273)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  2.76%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $755,635
  Ratio of operating expenses to average
    net assets                                    0.80%
  Ratio of net investment income/(loss)
    to average net assets                         2.73%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.88%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CASH RESERVES -- DAILY CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.80%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.20%            $10,420.00      $ 81.68
       2           10.25%            $11,025.00             8.58%            $10,857.64      $ 85.11
       3           15.76%            $11,576.25            13.14%            $11,313.66      $ 88.69
       4           21.55%            $12,155.06            17.89%            $11,788.83      $ 92.41
       5           27.63%            $12,762.82            22.84%            $12,283.97      $ 96.29
       6           34.01%            $13,400.96            28.00%            $12,799.89      $100.34
       7           40.71%            $14,071.00            33.37%            $13,337.49      $104.55
       8           47.75%            $14,774.55            38.98%            $13,897.66      $108.94
       9           55.13%            $15,513.28            44.81%            $14,481.36      $113.52
      10           62.89%            $16,288.95            50.90%            $15,089.58      $118.28
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,089.58
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $989.80

NATIONS TREASURY RESERVES -- DAILY CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.80%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.20%            $10,420.00      $ 81.68
       2           10.25%            $11,025.00             8.58%            $10,857.64      $ 85.11
       3           15.76%            $11,576.25            13.14%            $11,313.66      $ 88.69
       4           21.55%            $12,155.06            17.89%            $11,788.83      $ 92.41
       5           27.63%            $12,762.82            22.84%            $12,283.97      $ 96.29
       6           34.01%            $13,400.96            28.00%            $12,799.89      $100.34
       7           40.71%            $14,071.00            33.37%            $13,337.49      $104.55
       8           47.75%            $14,774.55            38.98%            $13,897.66      $108.94
       9           55.13%            $15,513.28            44.81%            $14,481.36      $113.52
      10           62.89%            $16,288.95            50.90%            $15,089.58      $118.28
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,089.58
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $989.80

NATIONS GOVERNMENT RESERVES -- DAILY CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.80%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.20%            $10,420.00      $ 81.68
       2           10.25%            $11,025.00              8.58%            $10,857.64      $ 85.11
       3           15.76%            $11,576.25             13.14%            $11,313.66      $ 88.69
       4           21.55%            $12,155.06             17.89%            $11,788.83      $ 92.41
       5           27.63%            $12,762.82             22.84%            $12,283.97      $ 96.29
       6           34.01%            $13,400.96             28.00%            $12,799.89      $100.34
       7           40.71%            $14,071.00             33.37%            $13,337.49      $104.55
       8           47.75%            $14,774.55             38.98%            $13,897.66      $108.94
       9           55.13%            $15,513.28             44.81%            $14,481.36      $113.52
      10           62.89%            $16,288.95             50.90%            $15,089.58      $118.28
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,089.58
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $989.80

NATIONS MUNICIPAL RESERVES -- DAILY CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.80%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.20%            $10,420.00      $ 81.68
       2           10.25%            $11,025.00             8.58%            $10,857.64      $ 85.11
       3           15.76%            $11,576.25            13.14%            $11,313.66      $ 88.69
       4           21.55%            $12,155.06            17.89%            $11,788.83      $ 92.41
       5           27.63%            $12,762.82            22.84%            $12,283.97      $ 96.29
       6           34.01%            $13,400.96            28.00%            $12,799.89      $100.34
       7           40.71%            $14,071.00            33.37%            $13,337.49      $104.55
       8           47.75%            $14,774.55            38.98%            $13,897.66      $108.94
       9           55.13%            $15,513.28            44.81%            $14,481.36      $113.52
      10           62.89%            $16,288.95            50.90%            $15,089.58      $118.28
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,089.58
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $989.80

NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- DAILY CLASS SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.80%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.20%             $10,420.00        $ 81.68
       2           10.25%             $11,025.00              8.58%             $10,857.64        $ 85.11
       3           15.76%             $11,576.25             13.14%             $11,313.66        $ 88.69
       4           21.55%             $12,155.06             17.89%             $11,788.83        $ 92.41
       5           27.63%             $12,762.82             22.84%             $12,283.97        $ 96.29
       6           34.01%             $13,400.96             28.00%             $12,799.89        $100.34
       7           40.71%             $14,071.00             33.37%             $13,337.49        $104.55
       8           47.75%             $14,774.55             38.98%             $13,897.66        $108.94
       9           55.13%             $15,513.28             44.81%             $14,481.36        $113.52
      10           62.89%             $16,288.95             50.90%             $15,089.58        $118.28
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 5,089.58
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $989.80

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


TERMS USED IN THIS PROSPECTUS
[BOOK GRAPHIC]

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

WHERE TO FIND MORE INFORMATION
[QUESTION MARK GRAPHIC]
You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[SAI GRAPHIC]      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.353.0828 (Institutional Investor)
                    1.800.345.6611 (Individual Investors)

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
MMADAILY-0805


                                                            [NATIONS FUNDS LOGO]

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Investor Class Shares
                August 1, 2005
(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS MONEY MARKET
RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT
RESERVES
NATIONS MUNICIPAL
RESERVES
NATIONS TAX-EXEMPT RESERVES

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 69.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Investor Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 44.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    8
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       12
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     17
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      22
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     27
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          32
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            37
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     42
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       44

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         46
     How orders are processed                                   48
  How selling and servicing agents are paid                     53
  Distributions and taxes                                       55
  Legal matters                                                 58
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            59
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            64
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   69
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               6.10%    3.86%    1.46%    0.74%    0.90%



              *Year-to-date return as of June 30, 2005: 1.10%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.57%
         WORST: 2ND QUARTER 2004:         0.15%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR CLASS SHARES                             0.90%     2.59%    2.88%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Investor Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.02%
                                                                       -------



         Total annual Fund operating expenses                           0.62%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                       -------



         Total net expenses(3)                                          0.55%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $191      $339       $768

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant it, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               3.78%    1.38%    0.70%    0.89%



              *Year-to-date return as of June 30, 2005: 1.10%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.35%
         WORST: 2ND QUARTER 2004:         0.14%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INVESTOR CLASS SHARES                                     0.89%     2.25%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS MARCH 3, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Investor Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.02%
                                                                       -------



         Total annual Fund operating expenses                           0.62%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                       -------



         Total net expenses(3)                                          0.55%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

         - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         - you reinvest all dividends and distributions in the Fund

         - your investment has a 5% return each year

         - the Fund's operating expenses remain the same as shown in the table above

         - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $191      $339       $768

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               5.82%    3.62%    1.34%    0.67%    0.80%



              *Year-to-date return as of June 30, 2005: 1.01%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.52%
         WORST: 2ND QUARTER 2004:         0.12%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR CLASS SHARES                             0.80%     2.43%     2.71%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Investor Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.02%
                                                                       -------



         Total annual Fund operating expenses                           0.62%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                       -------



         Total net expenses(3)                                          0.55%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $191      $339       $768

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following general risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               5.96%    3.69%    1.31%    0.68%    0.85%



              *Year-to-date return as of June 30, 2005: 1.06%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     1.53%
         WORST: 1ST QUARTER 2004:                    0.13%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR CLASS SHARES                             0.85%     2.48%     2.76%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Investor Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.02%
                                                                       -------



         Total annual Fund operating expenses                           0.62%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                       -------



         Total net expenses(3)                                          0.55%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $191      $339       $768

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S
ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               3.67%    2.31%    1.00%    0.60%    0.71%



              *Year-to-date return as of June 30, 2005: 0.81%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                0.97%
         WORST: 3RD QUARTER 2003:               0.11%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR CLASS SHARES                             0.71%     1.65%     1.81%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Investor Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.03%
                                                                       -------



         Total annual Fund operating expenses                           0.63%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                       -------



         Total net expenses(3)                                          0.55%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $194      $343       $779

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE INFORMATION ABOUT THE PERFORMANCE FOR THE PERIOD PRIOR TO MAY 10, 2002, REFLECTS PERFORMANCE INFORMATION FOR A PREDECESSOR FUND WHICH WAS REORGANIZED INTO THE FUND ON MAY 10, 2002. THE PREDECESSOR FUND HAD AN IDENTICAL INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.55%    3.18%    3.29%    3.03%    2.83%    3.68%    2.32%    0.95%    0.56%    0.68%



              *Year-to-date return as of June 30, 2005: 0.80%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                0.97%
         WORST: 3RD QUARTER 2003:               0.10%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR CLASS SHARES                   0.68%     1.63%     2.40%      2.42%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS MARCH 7, 1994.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Investor Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.03%
                                                                         ---------



         Total annual Fund operating expenses                           0.63%



         Fee waivers and/or reimbursements                             (0.08%)
                                                                         ---------



         Total net expenses(3)                                          0.55%
                                                                         =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $194      $343       $779

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which, in turn, generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. The current finances of California and its municipalities have improved during fiscal year 2004-05, in part due to an improved economy and higher employment rates, which increased tax revenue. California remains the state with the lowest credit rating, however. The Governor's Budget for 2005-06 projects a $6 billion deficit due to structural spending imbalances. The Governor proposes to cut program spending and to shift responsibility for certain obligations to make up the shortfall, but as of June 15, the State Legislature had not approved a final budget for the 2005-06 fiscal year. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.32%    2.88%    3.07%    2.74%    2.51%    3.10%    1.97%    0.91%    0.52%    0.67%



              *Year-to-date return as of June 30, 2005: 0.80%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:          0.87%
         WORST: 3RD QUARTER 2003:         0.09%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                           1 YEAR    5 YEARS    10 YEARS     FUND*
         INVESTOR CLASS SHARES             0.67%      1.43%      2.16%       2.50%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS DECEMBER 6, 1989.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Investor Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.03%
                                                                       -------



         Total annual Fund operating expenses                           0.63%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                       -------



         Total net expenses(3)                                          0.55%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $194      $343       $779

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which, in turn, generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. In this regard, the long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. In addition, State costs for employee pensions have increased dramatically, while costs associated with Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and jobless recovery that has followed.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE INVESTOR CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE TRUST CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               0.84%    0.96%



              *Year-to-date return as of June 30, 2005: 0.92%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:           0.33%
         WORST: 3RD QUARTER 2003:          0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        0.96%     0.98%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS FEBRUARY 15, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Investor Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.28%
                                                                       -------



         Total annual Fund operating expenses                           0.88%



         Fee waivers and/or reimbursements                             (0.33%)
                                                                       -------



         Total net expenses(3)                                          0.55%
                                                                       =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $248      $455      $1,054

Other important information
[LINE GRAPH GRAPHIC]

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

         - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

         - must maintain an average dollar-weighted maturity of 90 days or less

         - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

         - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a

        Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request to 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions. The Adviser uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%      0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%      0.12%



  NATIONS TREASURY RESERVES                                   0.15%      0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%      0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%      0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%      0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%      0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%      0.15%

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of The Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, Inc. a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
[DOLLAR GRAPHIC]

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Investor Class Shares of the Funds. Here are some general rules about this class of shares:

  - Investor Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts. This class of shares may be offered by:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries.

  - The minimum initial investment is $25,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to come up with the minimum initial investment. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Investor Class Shares.

  - There is no minimum for additional investments.

  - The minimum initial investment is $10,000 using the Systematic Investment Plan. The minimum for additional investments under this plan is $1,000.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Investor Class Shares on the pages that follow. You should also ask your financial institution, intermediary or selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

                        Ways to buy, sell
                           or exchange        How much you can buy, sell or exchange            Other things to know
                       -------------------    --------------------------------------    -------------------------------------
Buying shares          In a lump sum          minimum initial investment:               There is no limit to the amount you
                                              - $25,000                                 can invest in Investor Class Shares.
                                              minimum additional investment:
                                              - none

                       Using our              minimum initial investment:               You can buy shares any day of the
                       Systematic             - $10,000                                 month on a monthly or quarterly
                       Investment Plan        minimum additional investment:            schedule.
                                              - $1,000

Selling shares         In a lump sum          - shares sold by telephone are limited    A Fund will generally send proceeds
                                              to $100,000 in a 30-day period            from the sale to you within one day
                                              - restrictions may apply to               after your request is received in
                                              withdrawals from retirement plan          "good form." However, if you
                                                accounts                                purchased your shares by check, a
                                                                                        Fund may delay sending the proceeds
                                                                                        from the sale of your shares for up
                                                                                        to 15 days after your purchase to
                                                                                        protect against checks that are
                                                                                        returned.

                       Using our free         - minimum $250 per check                  You can write checks for free. You
                       checkwriting                                                     can only use checks to make partial
                       service                                                          withdrawals from a Fund. You can't
                                                                                        use a check to make a full withdrawal
                                                                                        from a Fund.

                       Using our Automatic    - no minimum per withdrawal               Your account balance must be at least
                       Withdrawal Plan        - $5,000 requirement waived for           $5,000 to set up the plan. You can
                                              certain fee based accounts                make withdrawals any day of the month
                                                                                        on a monthly, quarterly or
                                                                                        semi-annual basis. We'll send your
                                                                                        money by check or deposit it directly
                                                                                        to your bank account.

Exchanging shares      In a lump sum          - new account minimums apply to           You can generally exchange Investor
                                                exchanges                               Class shares of a Fund for Investor
                                                                                        Class Shares of any other Fund
                                                                                        distributed by the Distributor. Some
                                                                                        exceptions apply.

                       Using our Automatic    - minimum $100 per exchange               You can make exchanges any day of the
                       Exchange Feature                                                 month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(PLUS DOLLAR SIGN  BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor Class Shares at net asset value per share.

        - We must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

          If we receive payment after this time, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions, intermediaries and selling agents are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $1,000 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your financial adviser.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


(MINUS DOLLAR SIGN SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling your shares through a selling agent, financial institution or intermediary, we normally send the sale proceeds by Fedwire on the same business day that the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we normally send the sale proceeds by mail or electronic transfer to your bank account on the same business day that the Fund receives your order.

        - You can sell up to $100,000 of shares by telephone to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or
          (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation of share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

Here's how the service works:

  - Each check you write must be for $250 and no more than $100,000.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(ARROWS GRAPHIC)   EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Investor Class Shares of a Fund for Investor Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE

The Automatic Exchange Feature lets you exchange $100 or more of Investor Class Shares any day of the month. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the Transfer Agent in writing or call 1.800.345.6611.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You can choose to have us transfer your money on any day of the month.

  - The rules for making exchanges apply to automatic exchanges.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The Distributor may leave a maximum annual distribution (12b-1) fee of 0.10% of the average daily net assets of Investor Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Investor Class Shares of the Funds.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------

HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain any distributions of realized net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES,
NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK
TAX-EXEMPT RESERVES


In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0123               0.0065               0.0126               0.0285
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0123)             (0.0065)             (0.0126)             (0.0285)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.23%                0.66%                1.27%                2.89%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $1,814,403           $2,321,369           $3,621,418           $4,966,158
  Ratio of operating expenses to average
    net assets(a)                                0.55%              0.55%(c)             0.55%(b)             0.55%(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.18%                0.66%                1.27%                2.57%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.62%                0.61%                0.61%                0.62%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0593
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0593)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  6.09%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $7,585,825
  Ratio of operating expenses to average
    net assets(a)                                 0.55%
  Ratio of net investment income/(loss)
    to average net assets                         5.87%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.62%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0122               0.0063               0.0119               0.0276
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0122)             (0.0063)             (0.0119)             (0.0276)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.22%                0.63%                1.21%                2.80%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $85,981              $89,996              $61,153              $44,170
  Ratio of operating expenses to average
    net assets(a)                                0.55%                0.55%              0.55%(b)               0.55%
  Ratio of net investment income/(loss)
    to average net assets                        1.20%                0.63%                1.19%                2.50%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.62%                0.61%                0.61%                0.63%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0501
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0501)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  5.12%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $90,380
  Ratio of operating expenses to average
    net assets(a)                               0.55%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.84%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.62%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0109               0.0058               0.0116               0.0267
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0109)             (0.0058)             (0.0116)             (0.0267)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.10%                0.58%                1.16%                2.70%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $368,396             $450,784             $673,332             $688,990
  Ratio of operating expenses to average
    net assets(a)                                0.55%                0.55%                0.55%                0.55%
  Ratio of net investment income/(loss)
    to average net assets                        1.02%                0.59%                1.17%                2.46%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.62%                0.61%                0.61%                0.62%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0568
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0568)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  5.83%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $700,202
  Ratio of operating expenses to average
    net assets(a)                               0.55%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.64%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.62%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0117               0.0060               0.0116               0.0268
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0117)             (0.0060)             (0.0116)             (0.0268)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.18%                0.60%                1.17%                2.71%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $460,841             $792,634             $578,548            $1,001,552
  Ratio of operating expenses to average
    net assets(a)                                0.55%                0.55%                0.55%                0.55%
  Ratio of net investment income/(loss)
    to average net assets                        1.10%                0.61%                1.13%                2.35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.62%                0.61%                0.62%                0.63%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0580
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0580)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  5.95%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $331,555
  Ratio of operating expenses to average
    net assets(a)                               0.55%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.64%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0093               0.0054               0.0093               0.0180
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0093)             (0.0054)             (0.0093)             (0.0180)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.93%                0.54%                0.93%                1.82%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $84,348             $147,189              $89,289              $48,022
  Ratio of operating expenses to average
    net assets                                   0.55%                0.55%                0.55%                0.55%
  Ratio of net investment income/(loss)
    to average net assets                        0.88%                0.53%                0.88%                1.68%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.63%                0.62%                0.63%                0.65%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0357
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0357)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  3.63%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $57,017
  Ratio of operating expenses to average
    net assets                                    0.55%
  Ratio of net investment income/(loss)
    to average net assets                         3.58%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.64%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0090               0.0051               0.0089               0.0179
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0090)             (0.0051)             (0.0089)             (0.0179)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.90%                0.51%                0.89%                1.81%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $11,280              $22,071             $138,285             $210,389
  Ratio of operating expenses to average
    net assets                                   0.55%                0.55%                0.55%                0.55%
  Ratio of net investment income/(loss)
    to average net assets                        0.82%                0.49%                0.78%                1.75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.63%                0.62%                0.63%                0.68%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0358
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0358)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  3.63%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $239,923
  Ratio of operating expenses to average
    net assets                                    0.55%
  Ratio of net investment income/(loss)
    to average net assets                         3.55%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.68%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS CALIFORNIA TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0088               0.0048               0.0081               0.0164
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0088)             (0.0048)             (0.0081)             (0.0164)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.88%                0.48%                0.81%                1.65%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $244,229             $369,440             $360,205             $240,724
  Ratio of operating expenses to average
    net assets                                   0.55%                0.55%                0.55%                0.55%
  Ratio of net investment income/(loss)
    to average net assets                        0.85%                0.48%                0.80%                1.03%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.63%                0.62%                0.62%                0.63%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0298
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0298)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  3.02%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $226,491
  Ratio of operating expenses to average
    net assets                                    0.55%
  Ratio of net investment income/(loss)
    to average net assets                         2.98%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.63%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
  INVESTOR CLASS SHARES                                     12/22/02**
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0069
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0069)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               0.69%
                                          ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $--#
  Ratio of operating expenses to average
    net assets                                                0.48%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.92%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.13%+

                                                            PERIOD ENDED
  INVESTOR CLASS SHARES                                       03/31/02*
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0008
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0008)
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                                0.08%
                                           ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $1
  Ratio of operating expenses to average
    net assets                                                 0.55%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.68%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     4.86%+

* Nations New York Tax-Exempt Reserves Investor Class Shares commenced operations on February 15, 2002.
** Nations New York Tax-Exempt Reserves Investor Class Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CASH RESERVES -- INVESTOR CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.55%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.45%            $10,445.00      $ 56.22
       2           10.25%            $11,025.00              9.10%            $10,909.80      $ 58.73
       3           15.76%            $11,576.25             13.95%            $11,395.29      $ 61.34
       4           21.55%            $12,155.06             19.02%            $11,902.38      $ 64.07
       5           27.63%            $12,762.82             24.32%            $12,432.03      $ 66.92
       6           34.01%            $13,400.96             29.85%            $12,985.26      $ 69.90
       7           40.71%            $14,071.00             35.63%            $13,563.10      $ 73.01
       8           47.75%            $14,774.55             41.67%            $14,166.66      $ 76.26
       9           55.13%            $15,513.28             47.97%            $14,797.08      $ 79.65
      10           62.89%            $16,288.95             54.56%            $15,455.55      $ 83.19
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,455.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $689.28

NATIONS MONEY MARKET RESERVES -- INVESTOR CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.55%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.45%            $10,445.00      $ 56.22
       2           10.25%            $11,025.00             9.10%            $10,909.80      $ 58.73
       3           15.76%            $11,576.25            13.95%            $11,395.29      $ 61.34
       4           21.55%            $12,155.06            19.02%            $11,902.38      $ 64.07
       5           27.63%            $12,762.82            24.32%            $12,432.03      $ 66.92
       6           34.01%            $13,400.96            29.85%            $12,985.26      $ 69.90
       7           40.71%            $14,071.00            35.63%            $13,563.10      $ 73.01
       8           47.75%            $14,774.55            41.67%            $14,166.66      $ 76.26
       9           55.13%            $15,513.28            47.97%            $14,797.08      $ 79.65
      10           62.89%            $16,288.95            54.56%            $15,455.55      $ 83.19
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,455.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $689.28

NATIONS TREASURY RESERVES -- INVESTOR CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.55%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.45%            $10,445.00      $ 56.22
       2           10.25%            $11,025.00             9.10%            $10,909.80      $ 58.73
       3           15.76%            $11,576.25            13.95%            $11,395.29      $ 61.34
       4           21.55%            $12,155.06            19.02%            $11,902.38      $ 64.07
       5           27.63%            $12,762.82            24.32%            $12,432.03      $ 66.92
       6           34.01%            $13,400.96            29.85%            $12,985.26      $ 69.90
       7           40.71%            $14,071.00            35.63%            $13,563.10      $ 73.01
       8           47.75%            $14,774.55            41.67%            $14,166.66      $ 76.26
       9           55.13%            $15,513.28            47.97%            $14,797.08      $ 79.65
      10           62.89%            $16,288.95            54.56%            $15,455.55      $ 83.19
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,455.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $689.28

NATIONS GOVERNMENT RESERVES -- INVESTOR CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.55%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.45%            $10,445.00      $ 56.22
       2           10.25%            $11,025.00             9.10%            $10,909.80      $ 58.73
       3           15.76%            $11,576.25            13.95%            $11,395.29      $ 61.34
       4           21.55%            $12,155.06            19.02%            $11,902.38      $ 64.07
       5           27.63%            $12,762.82            24.32%            $12,432.03      $ 66.92
       6           34.01%            $13,400.96            29.85%            $12,985.26      $ 69.90
       7           40.71%            $14,071.00            35.63%            $13,563.10      $ 73.01
       8           47.75%            $14,774.55            41.67%            $14,166.66      $ 76.26
       9           55.13%            $15,513.28            47.97%            $14,797.08      $ 79.65
      10           62.89%            $16,288.95            54.56%            $15,455.55      $ 83.19
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,455.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $689.28

NATIONS MUNICIPAL RESERVES -- INVESTOR CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.55%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.45%            $10,445.00      $ 56.22
       2           10.25%            $11,025.00             9.10%            $10,909.80      $ 58.73
       3           15.76%            $11,576.25            13.95%            $11,395.29      $ 61.34
       4           21.55%            $12,155.06            19.02%            $11,902.38      $ 64.07
       5           27.63%            $12,762.82            24.32%            $12,432.03      $ 66.92
       6           34.01%            $13,400.96            29.85%            $12,985.26      $ 69.90
       7           40.71%            $14,071.00            35.63%            $13,563.10      $ 73.01
       8           47.75%            $14,774.55            41.67%            $14,166.66      $ 76.26
       9           55.13%            $15,513.28            47.97%            $14,797.08      $ 79.65
      10           62.89%            $16,288.95            54.56%            $15,455.55      $ 83.19
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,455.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $689.28

NATIONS TAX-EXEMPT RESERVES -- INVESTOR CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.55%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.45%            $10,445.00      $ 56.22
       2           10.25%            $11,025.00             9.10%            $10,909.80      $ 58.73
       3           15.76%            $11,576.25            13.95%            $11,395.29      $ 61.34
       4           21.55%            $12,155.06            19.02%            $11,902.38      $ 64.07
       5           27.63%            $12,762.82            24.32%            $12,432.03      $ 66.92
       6           34.01%            $13,400.96            29.85%            $12,985.26      $ 69.90
       7           40.71%            $14,071.00            35.63%            $13,563.10      $ 73.01
       8           47.75%            $14,774.55            41.67%            $14,166.66      $ 76.26
       9           55.13%            $15,513.28            47.97%            $14,797.08      $ 79.65
      10           62.89%            $16,288.95            54.56%            $15,455.55      $ 83.19
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,455.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $689.28

NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- INVESTOR CLASS SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.55%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.45%             $10,445.00        $ 56.22
       2           10.25%             $11,025.00              9.10%             $10,909.80        $ 58.73
       3           15.76%             $11,576.25             13.95%             $11,395.29        $ 61.34
       4           21.55%             $12,155.06             19.02%             $11,902.38        $ 64.07
       5           27.63%             $12,762.82             24.32%             $12,432.03        $ 66.92
       6           34.01%             $13,400.96             29.85%             $12,985.26        $ 69.90
       7           40.71%             $14,071.00             35.63%             $13,563.10        $ 73.01
       8           47.75%             $14,774.55             41.67%             $14,166.66        $ 76.26
       9           55.13%             $15,513.28             47.97%             $14,797.08        $ 79.65
      10           62.89%             $16,288.95             54.56%             $15,455.55        $ 83.19
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 5,455.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $689.28

NATIONS NEW YORK TAX-EXEMPT RESERVES -- INVESTOR CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.55%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.45%            $10,445.00      $ 56.22
       2           10.25%            $11,025.00             9.10%            $10,909.80      $ 58.73
       3           15.76%            $11,576.25            13.95%            $11,395.29      $ 61.34
       4           21.55%            $12,155.06            19.02%            $11,902.38      $ 64.07
       5           27.63%            $12,762.82            24.32%            $12,432.03      $ 66.92
       6           34.01%            $13,400.96            29.85%            $12,985.26      $ 69.90
       7           40.71%            $14,071.00            35.63%            $13,563.10      $ 73.01
       8           47.75%            $14,774.55            41.67%            $14,166.66      $ 76.26
       9           55.13%            $15,513.28            47.97%            $14,797.08      $ 79.65
      10           62.89%            $16,288.95            54.56%            $15,455.55      $ 83.19
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,455.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $689.28

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.353.0828 (Institutional Investors)
                    1.800.345.6611 (Individual Investors)

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

--------------------------------------------------------------------------------
SEC file number:
Nations Funds Trust, 811-09645
INVESTOR -- 0805
--------------------------------------------------------------------------------


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Investor Class Shares
                August 1, 2005
(WHITE BAR)



NATIONS CASH RESERVES

NATIONS MONEY MARKET RESERVES

NATIONS TREASURY RESERVES

NATIONS GOVERNMENT RESERVES

NATIONS MUNICIPAL RESERVES

NATIONS TAX-EXEMPT RESERVES

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 67.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Investor Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call your investment professional at 1.800.303.7371.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 44.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    8
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       12
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     17
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      22
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     27
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          32
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            37
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     42
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       44

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         46
     How orders are processed                                   47
  How selling and servicing agents are paid                     51
  Distributions and taxes                                       53
  Legal matters                                                 56
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            57
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            62
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   67
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               6.10%    3.86%    1.46%    0.74%    0.90%



              *Year-to-date return as of June 30, 2005: 1.10%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.57%
         WORST: 2ND QUARTER 2004:         0.15%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR CLASS SHARES                             0.90%    2.59%     2.88%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Investor Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.02%
                                                                         ---------



         Total annual Fund operating expenses                           0.62%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         ---------



         Total net expenses(3)                                          0.55%
                                                                         =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $191      $339       $768

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant it, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               3.78%    1.38%    0.70%    0.89%



              *Year-to-date return as of June 30, 2005: 1.10%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.35%
         WORST: 2ND QUARTER 2004:         0.14%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INVESTOR CLASS SHARES                                     0.89%     2.25%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS MARCH 3, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Investor Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.02%
                                                                         ---------



         Total annual Fund operating expenses                           0.62%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         ---------



         Total net expenses(3)                                          0.55%
                                                                         =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

         - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         - you reinvest all dividends and distributions in the Fund

         - your investment has a 5% return each year

         - the Fund's operating expenses remain the same as shown in the table above

         - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $191      $339       $768

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               5.82%    3.62%    1.34%    0.67%    0.80%



              *Year-to-date return as of June 30, 2005: 1.01%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.52%
         WORST: 2ND QUARTER 2004:         0.12%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR CLASS SHARES                             0.80%     2.43%     2.71%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Investor Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.02%
                                                                         ---------



         Total annual Fund operating expenses                           0.62%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         ---------



         Total net expenses(3)                                          0.55%
                                                                         =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $191      $339       $768

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following general risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               5.96%    3.69%    1.31%    0.68%    0.85%



              *Year-to-date return as of June 30, 2005: 1.06%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     1.53%
         WORST: 1ST QUARTER 2004:                    0.13%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR CLASS SHARES                             0.85%    2.48%     2.76%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Investor Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.02%
                                                                         ---------



         Total annual Fund operating expenses                           0.62%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                         ---------



         Total net expenses(3)                                          0.55%
                                                                         =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $191      $339       $768

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               3.67%    2.31%    1.00%    0.60%    0.71%



              *Year-to-date return as of June 30, 2005: 0.81%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                0.97%
         WORST: 3RD QUARTER 2003:               0.11%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         INVESTOR CLASS SHARES                             0.71%     1.65%     1.81%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS APRIL 12, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Investor Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.03%
                                                                         ---------



         Total annual Fund operating expenses                           0.63%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                         ---------



         Total net expenses(3)                                          0.55%
                                                                         =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $194      $343       $779

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

THE INFORMATION ABOUT THE PERFORMANCE FOR THE PERIOD PRIOR TO MAY 10, 2002, REFLECTS PERFORMANCE INFORMATION FOR A PREDECESSOR FUND WHICH WAS REORGANIZED INTO THE FUND ON MAY 10, 2002. THE PREDECESSOR FUND HAD AN IDENTICAL INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.55%    3.18%    3.29%    3.03%    2.83%    3.68%    2.32%    0.95%    0.56%    0.68%



              *Year-to-date return as of June 30, 2005: 0.80%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                0.97%
         WORST: 3RD QUARTER 2003:               0.10%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         INVESTOR CLASS SHARES                   0.68%     1.63%     2.40%      2.42%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS MARCH 7, 1994.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Investor Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.03%
                                                                         ---------



         Total annual Fund operating expenses                           0.63%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                         ---------



         Total net expenses(3)                                          0.55%
                                                                         =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $194      $343       $779

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which, in turn, generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. The current finances of California and its municipalities have improved during fiscal year 2004-05, in part due to an improved economy and higher employment rates, which increased tax revenue. California remains that state with the lowest credit rating, however. The Governor's Budget for 2005-06 projects a $6 billion deficit due to structural spending imbalances. The Governor proposes to cut program spending and to shift responsibility for certain obligations to make up the shortfall, but as of June 15, the State Legislature had not approved a final budget for the 2005-06 fiscal year. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Investor Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.32%    2.88%    3.07%    2.74%    2.51%    3.10%    1.97%    0.91%    0.52%    0.67%



              *Year-to-date return as of June 30, 2005: 0.80%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:          0.87%
         WORST: 3RD QUARTER 2003:         0.09%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                           1 YEAR    5 YEARS    10 YEARS     FUND*
         INVESTOR CLASS SHARES             0.67%      1.43%      2.16%       2.50%

      *THE INCEPTION DATE OF INVESTOR CLASS SHARES IS DECEMBER 6, 1989.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Investor Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.03%
                                                                         ---------



         Total annual Fund operating expenses                           0.63%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                         ---------



         Total net expenses(3)                                          0.55%
                                                                         =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $194      $343       $779

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which, in turn, generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. In this regard, the long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. In addition, State costs for employee pensions have increased dramatically, while costs associated with Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and jobless recovery that has followed.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE INVESTOR CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE TRUST CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               0.84%    0.96%



              *Year-to-date return as of June 30, 2005: 0.92%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:           0.33%
         WORST: 3RD QUARTER 2003:          0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        0.96%     0.98%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS FEBRUARY 15, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Investor Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Investor Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.35%



         Other expenses                                                 0.28%
                                                                         ---------



         Total annual Fund operating expenses                           0.88%



         Fee waivers and/or reimbursements                             (0.33)%
                                                                         ---------



         Total net expenses(3)                                          0.55%
                                                                         =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


EXAMPLE

      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Investor Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INVESTOR CLASS SHARES                   $56      $248      $455      $1,054

Other important information
[LINE GRAPH GRAPHIC]

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

         - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

         - must maintain an average dollar-weighted maturity of 90 days or less

         - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

         - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a

       Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request to 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call your investment professional at 1.800.303.7371. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions. The Adviser uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%      0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%      0.12%



  NATIONS TREASURY RESERVES                                   0.15%      0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%      0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%      0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%      0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%      0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%      0.15%

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of The Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, Inc. a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------

Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
[DOLLAR GRAPHIC]

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Investor Class Shares of the Funds. Here are some general rules about this class of shares:

  - Investor Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts. This class of shares may be offered by:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries.

  - The minimum initial investment is $25,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to come up with the minimum initial investment.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Investor Class Shares on the pages that follow. You should also ask your financial institution, intermediary or selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

Please contact your investment professional at 1.800.303.7371 if you have any questions, or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.303.7371. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(PLUS DOLLAR       BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor Class Shares at net asset value per share.

        - We must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

           If we receive payment after this time, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions, intermediaries and selling agents are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.


(MINUS DOLLAR      SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(ARROWS GRAPHIC)   EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Investor Class Shares of a Fund for Investor Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The Distributor may receive a maximum annual distribution (12b-1) fee of 0.10% of the average daily net assets of Investor Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Investor Class Shares of the Funds.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by calling your investment professional at 1.800.303.7371. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------

HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain any distributions of realized net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES,
NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK
TAX-EXEMPT RESERVES


In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS


If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX


We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records
  - the IRS informs us that you are otherwise subject to backup withholding The IRS may also impose penalties against you if you don't give us a correct TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0123               0.0065               0.0126               0.0285
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0123)             (0.0065)             (0.0126)             (0.0285)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.23%                0.66%                1.27%                2.89%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $1,814,403           $2,321,369           $3,621,418           $4,966,158
  Ratio of operating expenses to average
    net assets(a)                                0.55%              0.55%(c)             0.55%(b)             0.55%(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.18%                0.66%                1.27%                2.57%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.62%                0.61%                0.61%                0.62%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0593
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0593)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  6.09%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $7,585,825
  Ratio of operating expenses to average
    net assets(a)                                 0.55%
  Ratio of net investment income/(loss)
    to average net assets                         5.87%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.62%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0122               0.0063               0.0119               0.0276
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0122)             (0.0063)             (0.0119)             (0.0276)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.22%                0.63%                1.21%                2.80%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $85,981              $89,996              $61,153              $44,170
  Ratio of operating expenses to average
    net assets(a)                                0.55%                0.55%              0.55%(b)               0.55%
  Ratio of net investment income/(loss)
    to average net assets                        1.20%                0.63%                1.19%                2.50%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.62%                0.61%                0.61%                0.63%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0501
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0501)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  5.12%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $90,380
  Ratio of operating expenses to average
    net assets(a)                               0.55%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.84%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.62%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0109               0.0058               0.0116               0.0267
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0109)             (0.0058)             (0.0116)             (0.0267)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.10%                0.58%                1.16%                2.70%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $368,396             $450,784             $673,332             $688,990
  Ratio of operating expenses to average
    net assets(a)                                0.55%                0.55%                0.55%                0.55%
  Ratio of net investment income/(loss)
    to average net assets                        1.02%                0.59%                1.17%                2.46%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.62%                0.61%                0.61%                0.62%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0568
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0568)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  5.83%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $700,202
  Ratio of operating expenses to average
    net assets(a)                               0.55%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.64%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.62%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0117               0.0060               0.0116               0.0268
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0117)             (0.0060)             (0.0116)             (0.0268)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.18%                0.60%                1.17%                2.71%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $460,841             $792,634             $578,548            $1,001,552
  Ratio of operating expenses to average
    net assets(a)                                0.55%                0.55%                0.55%                0.55%
  Ratio of net investment income/(loss)
    to average net assets                        1.10%                0.61%                1.13%                2.35%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.62%                0.61%                0.62%                0.63%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0580
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0580)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  5.95%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $331,555
  Ratio of operating expenses to average
    net assets(a)                               0.55%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.64%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0093               0.0054               0.0093               0.0180
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0093)             (0.0054)             (0.0093)             (0.0180)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.93%                0.54%                0.93%                1.82%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $84,348             $147,189              $89,289              $48,022
  Ratio of operating expenses to average
    net assets                                   0.55%                0.55%                0.55%                0.55%
  Ratio of net investment income/(loss)
    to average net assets                        0.88%                0.53%                0.88%                1.68%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.63%                0.62%                0.63%                0.65%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0357
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0357)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  3.63%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $57,017
  Ratio of operating expenses to average
    net assets                                    0.55%
  Ratio of net investment income/(loss)
    to average net assets                         3.58%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.64%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0090               0.0051               0.0089               0.0179
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0090)             (0.0051)             (0.0089)             (0.0179)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.90%                0.51%                0.89%                1.81%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $11,280              $22,071             $138,285             $210,389
  Ratio of operating expenses to average
    net assets                                   0.55%                0.55%                0.55%                0.55%
  Ratio of net investment income/(loss)
    to average net assets                        0.82%                0.49%                0.78%                1.75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.63%                0.62%                0.63%                0.68%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0358
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0358)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  3.63%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $239,923
  Ratio of operating expenses to average
    net assets                                    0.55%
  Ratio of net investment income/(loss)
    to average net assets                         3.55%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.68%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS CALIFORNIA TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INVESTOR CLASS SHARES                        03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0088               0.0048               0.0081               0.0164
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0088)             (0.0048)             (0.0081)             (0.0164)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.88%                0.48%                0.81%                1.65%
                                          ===================  ===================  ===================  ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $244,229             $369,440             $360,205             $240,724
  Ratio of operating expenses to average
    net assets                                   0.55%                0.55%                0.55%                0.55%
  Ratio of net investment income/(loss)
    to average net assets                        0.85%                0.48%                0.80%                1.03%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.63%                0.62%                0.62%                0.63%

                                               YEAR ENDED
  INVESTOR CLASS SHARES                         03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0298
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0298)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  3.02%
                                           ===================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $226,491
  Ratio of operating expenses to average
    net assets                                    0.55%
  Ratio of net investment income/(loss)
    to average net assets                         2.98%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.63%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
  INVESTOR CLASS SHARES                                     12/22/02**
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0069
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0069)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               0.69%
                                          ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $--#
  Ratio of operating expenses to average
    net assets                                                0.48%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.92%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.13%+

                                                            PERIOD ENDED
  INVESTOR CLASS SHARES                                       03/31/02*
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0008
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0008)
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                                0.08%
                                           ===============================================
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $1
  Ratio of operating expenses to average
    net assets                                                 0.55%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.68%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     4.86%+

* Nations New York Tax-Exempt Reserves Investor Class Shares commenced operations on February 15, 2002.
** Nations New York Tax-Exempt Reserves Investor Class Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CASH RESERVES -- INVESTOR CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.55%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.45%            $10,445.00      $ 56.22
       2           10.25%            $11,025.00              9.10%            $10,909.80      $ 58.73
       3           15.76%            $11,576.25             13.95%            $11,395.29      $ 61.34
       4           21.55%            $12,155.06             19.02%            $11,902.38      $ 64.07
       5           27.63%            $12,762.82             24.32%            $12,432.03      $ 66.92
       6           34.01%            $13,400.96             29.85%            $12,985.26      $ 69.90
       7           40.71%            $14,071.00             35.63%            $13,563.10      $ 73.01
       8           47.75%            $14,774.55             41.67%            $14,166.66      $ 76.26
       9           55.13%            $15,513.28             47.97%            $14,797.08      $ 79.65
      10           62.89%            $16,288.95             54.56%            $15,455.55      $ 83.19
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,455.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $689.28

NATIONS MONEY MARKET RESERVES -- INVESTOR CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.55%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.45%            $10,445.00      $ 56.22
       2           10.25%            $11,025.00             9.10%            $10,909.80      $ 58.73
       3           15.76%            $11,576.25            13.95%            $11,395.29      $ 61.34
       4           21.55%            $12,155.06            19.02%            $11,902.38      $ 64.07
       5           27.63%            $12,762.82            24.32%            $12,432.03      $ 66.92
       6           34.01%            $13,400.96            29.85%            $12,985.26      $ 69.90
       7           40.71%            $14,071.00            35.63%            $13,563.10      $ 73.01
       8           47.75%            $14,774.55            41.67%            $14,166.66      $ 76.26
       9           55.13%            $15,513.28            47.97%            $14,797.08      $ 79.65
      10           62.89%            $16,288.95            54.56%            $15,455.55      $ 83.19
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,455.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $689.28

NATIONS TREASURY RESERVES -- INVESTOR CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.55%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.45%            $10,445.00      $ 56.22
       2           10.25%            $11,025.00             9.10%            $10,909.80      $ 58.73
       3           15.76%            $11,576.25            13.95%            $11,395.29      $ 61.34
       4           21.55%            $12,155.06            19.02%            $11,902.38      $ 64.07
       5           27.63%            $12,762.82            24.32%            $12,432.03      $ 66.92
       6           34.01%            $13,400.96            29.85%            $12,985.26      $ 69.90
       7           40.71%            $14,071.00            35.63%            $13,563.10      $ 73.01
       8           47.75%            $14,774.55            41.67%            $14,166.66      $ 76.26
       9           55.13%            $15,513.28            47.97%            $14,797.08      $ 79.65
      10           62.89%            $16,288.95            54.56%            $15,455.55      $ 83.19
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,455.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $689.28

NATIONS GOVERNMENT RESERVES -- INVESTOR CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.55%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.45%            $10,445.00      $ 56.22
       2           10.25%            $11,025.00             9.10%            $10,909.80      $ 58.73
       3           15.76%            $11,576.25            13.95%            $11,395.29      $ 61.34
       4           21.55%            $12,155.06            19.02%            $11,902.38      $ 64.07
       5           27.63%            $12,762.82            24.32%            $12,432.03      $ 66.92
       6           34.01%            $13,400.96            29.85%            $12,985.26      $ 69.90
       7           40.71%            $14,071.00            35.63%            $13,563.10      $ 73.01
       8           47.75%            $14,774.55            41.67%            $14,166.66      $ 76.26
       9           55.13%            $15,513.28            47.97%            $14,797.08      $ 79.65
      10           62.89%            $16,288.95            54.56%            $15,455.55      $ 83.19
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,455.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $689.28

NATIONS MUNICIPAL RESERVES -- INVESTOR CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.55%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.45%            $10,445.00      $ 56.22
       2           10.25%            $11,025.00             9.10%            $10,909.80      $ 58.73
       3           15.76%            $11,576.25            13.95%            $11,395.29      $ 61.34
       4           21.55%            $12,155.06            19.02%            $11,902.38      $ 64.07
       5           27.63%            $12,762.82            24.32%            $12,432.03      $ 66.92
       6           34.01%            $13,400.96            29.85%            $12,985.26      $ 69.90
       7           40.71%            $14,071.00            35.63%            $13,563.10      $ 73.01
       8           47.75%            $14,774.55            41.67%            $14,166.66      $ 76.26
       9           55.13%            $15,513.28            47.97%            $14,797.08      $ 79.65
      10           62.89%            $16,288.95            54.56%            $15,455.55      $ 83.19
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,455.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $689.28

NATIONS TAX-EXEMPT RESERVES -- INVESTOR CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.55%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.45%            $10,445.00      $ 56.22
       2           10.25%            $11,025.00             9.10%            $10,909.80      $ 58.73
       3           15.76%            $11,576.25            13.95%            $11,395.29      $ 61.34
       4           21.55%            $12,155.06            19.02%            $11,902.38      $ 64.07
       5           27.63%            $12,762.82            24.32%            $12,432.03      $ 66.92
       6           34.01%            $13,400.96            29.85%            $12,985.26      $ 69.90
       7           40.71%            $14,071.00            35.63%            $13,563.10      $ 73.01
       8           47.75%            $14,774.55            41.67%            $14,166.66      $ 76.26
       9           55.13%            $15,513.28            47.97%            $14,797.08      $ 79.65
      10           62.89%            $16,288.95            54.56%            $15,455.55      $ 83.19
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,455.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $689.28

NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- INVESTOR CLASS SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.55%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.45%             $10,445.00        $ 56.22
       2           10.25%             $11,025.00              9.10%             $10,909.80        $ 58.73
       3           15.76%             $11,576.25             13.95%             $11,395.29        $ 61.34
       4           21.55%             $12,155.06             19.02%             $11,902.38        $ 64.07
       5           27.63%             $12,762.82             24.32%             $12,432.03        $ 66.92
       6           34.01%             $13,400.96             29.85%             $12,985.26        $ 69.90
       7           40.71%             $14,071.00             35.63%             $13,563.10        $ 73.01
       8           47.75%             $14,774.55             41.67%             $14,166.66        $ 76.26
       9           55.13%             $15,513.28             47.97%             $14,797.08        $ 79.65
      10           62.89%             $16,288.95             54.56%             $15,455.55        $ 83.19
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 5,455.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $689.28

NATIONS NEW YORK TAX-EXEMPT RESERVES -- INVESTOR CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.55%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.45%            $10,445.00      $ 56.22
       2           10.25%            $11,025.00             9.10%            $10,909.80      $ 58.73
       3           15.76%            $11,576.25            13.95%            $11,395.29      $ 61.34
       4           21.55%            $12,155.06            19.02%            $11,902.38      $ 64.07
       5           27.63%            $12,762.82            24.32%            $12,432.03      $ 66.92
       6           34.01%            $13,400.96            29.85%            $12,985.26      $ 69.90
       7           40.71%            $14,071.00            35.63%            $13,563.10      $ 73.01
       8           47.75%            $14,774.55            41.67%            $14,166.66      $ 76.26
       9           55.13%            $15,513.28            47.97%            $14,797.08      $ 79.65
      10           62.89%            $16,288.95            54.56%            $15,455.55      $ 83.19
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,455.55
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $689.28

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1.800.303.7371.

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.
SEC file number:
Nations Funds Trust, 811-09645

SVBINVESTOR -- 0805

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Service Class Shares
                August 1, 2005



[NATIONS FUNDS LOGO]

NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS TAX-EXEMPT RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES
NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 66.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Service Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
[FILE FOLDER GRAPHIC]

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 42.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    8
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       12
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     16
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      20
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     25
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          30
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            35
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     40
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       42

About your investment
[DOLLAR SIGN GRAPHIC]

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         44
     How orders are processed                                   46
  How selling and servicing agents are paid                     51
  Distributions and taxes                                       53
  Legal matters                                                 56
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            57
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            61
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   66
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 42.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE SERVICE CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CLASS B SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               5.31%    3.08%    0.70%    0.25%    0.37%



              *Year-to-date return as of June 30, 2005: 0.73%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.38%
         WORST: 2ND QUARTER 2004:         0.06%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS B SHARES                                    0.37%     1.92%     2.04%




      *THE INCEPTION DATE OF CLASS B SHARES IS OCTOBER 4, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Service Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.80%



         Other expenses                                                  0.02%
                                                                          --------



         Total annual Fund operating expenses                            1.07%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          --------



         Total net expenses(3)                                           1.00%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $102     $333      $583      $1,299

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 42.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Service Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               5.41%    3.11%    0.72%    0.25%    0.50%



              *Year-to-date return as of June 30, 2005: 0.87%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.40%
         WORST: 2ND QUARTER 2004:         0.06%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         SERVICE CLASS SHARES                              0.50%     1.98%     2.24%




      *THE INCEPTION DATE OF SERVICE CLASS SHARES IS MAY 18, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Service Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.80%



         Other expenses                                                  0.02%
                                                                          --------



         Total annual Fund operating expenses                            1.07%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          --------



         Total net expenses(3)                                           1.00%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these limitations will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitations in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $102     $333      $583      $1,299

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 42.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE SERVICE CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CLASS B SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               5.04%    2.85%    0.61%    0.25%    0.33%



              *Year-to-date return as of June 30, 2005: 0.63%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.33%
         WORST: 3RD QUARTER 2004:         0.06%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS B SHARES                                    0.33%    1.80%     1.89%

      *THE INCEPTION DATE OF CLASS B SHARES IS OCTOBER 15, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Service Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.80%



         Other expenses                                                  0.02%
                                                                          --------



         Total annual Fund operating expenses                            1.07%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          --------



         Total net expenses(3)                                           1.00%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $102     $333      $583      $1,299

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 42.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE SERVICE CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CLASS B SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               5.17%    2.93%    0.56%    0.25%    0.35%



              *Year-to-date return as of June 30, 2005: 0.68%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                1.34%
         WORST: 2ND QUARTER 2004:               0.06%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                             LIFE OF
                                                          1 YEAR   5 YEARS    FUND*
         CLASS B SHARES                                   0.35%     1.83%     1.92%

      *THE INCEPTION DATE OF CLASS B SHARES IS NOVEMBER 2, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Service Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.80%



         Other expenses                                                  0.02%
                                                                          --------



         Total annual Fund operating expenses                            1.07%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          --------



         Total net expenses(3)                                           1.00%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $102     $333      $583      $1,299

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 42.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE SERVICE CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CLASS B SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               2.90%    1.56%    0.51%    0.22%    0.21%



              *Year-to-date return as of June 30, 2005: 0.44%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:             0.78%
         WORST: 2ND QUARTER 2004:            0.04%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         CLASS B SHARES                                    0.21%     1.07%    1.08%

      *THE INCEPTION DATE OF CLASS B SHARES IS DECEMBER 27, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Service Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.80%



         Other expenses                                                   0.03%
                                                                           -------



         Total annual Fund operating expenses                             1.08%



         Fee waivers and/or reimbursements                               (0.08)%
                                                                           -------



         Total net expenses(3)                                            1.00%
                                                                           =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $102     $336      $588      $1,310

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 42.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE SERVICE CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE DAILY CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----
               2.72%    2.97%    2.77%    2.58%    3.42%    2.06%    0.70%    0.33%    0.43%



              *Year-to-date return as of June 30, 2005: 0.67%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                  0.91%
         WORST: 1ST QUARTER 2004:                 0.05%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         DAILY SHARES                                      0.43%     1.38%     2.11%

      *THE INCEPTION DATE OF DAILY CLASS SHARES IS FEBRUARY 10, 1995.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Service Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.80%



         Other expenses                                                  0.03%
                                                                          --------



         Total annual Fund operating expenses                            1.08%



         Fee waivers and/or reimbursements                              (0.08)%
                                                                          --------



         Total net expenses(3)                                           1.00%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $102     $336      $588      $1,310

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 42.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local government and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which, in turn, generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. The current finances of California and its municipalities have improved during fiscal year 2004-05, in part due to an improved economy and higher employment rates, which increased tax revenue. California remains the state with the lowest credit rating, however. The Governor's Budget for 2005-06 projects a $6 billion deficit due to structural spending imbalances. The Governor proposes to cut program spending and to shift responsibility for certain obligations to make up the shortfall, but as of June 15, the State Legislature had not approved a final budget for the 2005-06 fiscal year. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE SERVICE CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE CLASS B SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class B shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               0.72%    0.16%    0.22%    0.20%



              *Year-to-date return as of June 30, 2005: 0.42%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2001:                     0.36%
         WORST: 2ND QUARTER 2002:                    0.00%*

       AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CLASS B SHARES                                            0.20%    0.33%

      *THE INCEPTION DATE OF CLASS B SHARES IS DECEMBER 29, 2000, HOWEVER,
       DURING THE PERIOD REFLECTED IN CERTAIN DISCLOSURES THE FUND EXPERIENCED STATIC PERFORMANCE DUE TO NOMINAL ASSET LEVEL.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Service Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Distribution (12b-1) and shareholder servicing fees              0.80%



         Other expenses                                                   0.03%
                                                                           -------



         Total annual Fund operating expenses                             1.08%



         Fee waivers and/or reimbursements                               (0.08)%
                                                                           -------



         Total net expenses(3)                                            1.00%
                                                                           =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $102     $336      $588      $1,310

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 42.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which, in turn, generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. In this regard, the long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. In addition, State costs for employee pensions have increased dramatically, while costs associated with Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and jobless recovery that has followed.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE SERVICE CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE TRUST CLASS SHARES HAVE SIMILAR RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               0.84%    0.96%



              *Year-to-date return as of June 30, 2005: 0.92%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:           0.33%
         WORST: 3RD QUARTER 2003:          0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        0.96%     0.98%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS FEBRUARY 15, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Service Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Service Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.80%



         Other expenses                                                  0.28%
                                                                          --------



         Total annual Fund operating expenses                            1.33%



         Fee waivers and/or reimbursements                              (0.33)%
                                                                          --------



         Total net expenses(3)                                           1.00%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         SERVICE CLASS SHARES                    $102     $389      $697      $1,573

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

         - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

         - must maintain an average dollar-weighted maturity of 90 days or less

         - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

         - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.



        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a

        Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transactions costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions. The Adviser uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%        0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%        0.15%

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, Inc. a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Service Class Shares of the Funds. Here are some general rules about this class of shares:

  - Service Class Shares are available through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class is primarily intended for use in connection with specific Cash Management Services programs. This class of shares may be offered by:

    - Bank of America and certain of its affiliates

    - certain other financial intermediaries.

  - The minimum initial investment is $1,000. There is no minimum for additional investments.

  - The minimum initial investment is $50 using the Systematic Investment Plan. The minimum for additional investments under this plan is $50.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Service Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000                                   invest in Service Class Shares.
                                         minimum additional investment:
                                         - none

                  Using our              minimum initial investment:                You can buy shares any day of the month
                  Systematic             - $50                                      on a monthly or quarterly basis.
                  Investment Plan        minimum additional investment:
                                         - $50

Selling shares    In a lump sum          - shares sold by telephone are limited     A Fund will generally send proceeds
                                         to $100,000 in a 30-day period             from the sale to you within one day
                                         - restrictions may apply to withdrawals    after your request is received in "good
                                         from retirement plan accounts              form." However, if you purchased your
                                                                                    shares by check, a Fund may delay
                                                                                    sending the proceeds from the sale of
                                                                                    your shares for up to 15 days after
                                                                                    your purchase to protect against checks
                                                                                    that are returned.

                  Using our free         - minimum $250 per check                   You can write checks for free. You can
                  checkwriting                                                      only use checks to make partial
                  service                                                           withdrawals from a Fund. You can't use
                                                                                    a check to make a full withdrawal from
                                                                                    a Fund.
                  Using our Automatic    - no minimum per withdrawal                Your account balance must be at least
                  Withdrawal Plan        - $5,000 requirement waived for certain    $5,000 to set up the plan. You can make
                                         fee based accounts                         withdrawals any day of the month on a
                                                                                    monthly, quarterly or semi-annual
                                                                                    basis. We'll send your money by check
                                                                                    or deposit it directly to your bank
                                                                                    account.

Exchanging        In a lump sum          - new account minimums apply to            You can generally exchange Service
  shares                                   exchanges                                Class shares of a Fund for Service
                                                                                    Class Shares of any other Fund
                                                                                    distributed by the Distributor. Some
                                                                                    exceptions apply.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and class of Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Service Class Shares at net asset value per share.

        - We must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

          If we receive payment after this time, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your financial adviser.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.







 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that the Fund, Distributor, Transfer Agent or their agents receive your order in good form.

        - You can sell up to $100,000 of shares by telephone to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

Here's how the service works:

  - Each check you write must be for $250 and no more than $100,000.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw funds any day of the month on a monthly, quarterly or semi-annual basis. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan. Certain fee-based accounts are not subject to the $5,000 requirement.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES GRAPHIC)    EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Service Class Shares of a Fund for Service Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

How selling and servicing agents are paid
[PERCENT GRAPHIC]

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The Distributor may receive a maximum annual distribution (12b-1) fee of 0.55% of the average daily net assets of Service Class Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Service Class Shares of the Funds.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - an additional amount of up to 0.75% of the net asset value per share on all sales of Service Class Shares

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
[TAXES GRAPHIC]

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distributions Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distributions Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of realized net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
[DOLLAR SIGN GRAPHIC]

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Service Class Shares of Nations Tax-Exempt Reserves and Nations California Tax-Exempt Reserves are not provided because this class of shares for these Funds had not yet commenced operations during the period indicated.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             PERIOD ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED
  SERVICE CLASS SHARES                        10/30/03**            03/31/03             03/31/02             03/31/01
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0015               0.0061               0.0220               0.0528
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0015)             (0.0061)             (0.0220)             (0.0528)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.15%                0.62%                2.22%                5.41%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $--#               $761,802            $1,037,281            $913,512
  Ratio of operating expenses to average
    net assets(a)                              1.01%+(c)            1.20%(b)             1.20%(b)               1.20%
  Ratio of net investment income/(loss)
    to average net assets                       0.20%+                0.62%                1.92%                5.22%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   1.27%+                1.26%                1.27%                1.27%

                                              PERIOD ENDED
  SERVICE CLASS SHARES                          03/31/00*
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0404
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0404)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  4.11%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $512,318
  Ratio of operating expenses to average
    net assets(a)                               1.20%+(b)
  Ratio of net investment income/(loss)
    to average net assets                        4.37%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.29%+

* Nations Cash Reserves Service Class Shares commenced operations on April 28, 1999.
** Nations Cash Reserves Service Class Shares were fully redeemed on October 30, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  SERVICE CLASS SHARES                         03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0080               0.0025               0.0056               0.0211
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0080)             (0.0025)             (0.0056)             (0.0211)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.80%                0.25%                0.56%                2.13%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $1,762               $75,965             $118,713             $139,024
  Ratio of operating expenses to average
    net assets(a)                                0.95%                0.95%              1.19%(b)               1.20%
  Ratio of net investment income/(loss)
    to average net assets                        0.53%                0.23%                0.55%                1.85%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.07%                1.22%                1.26%                1.28%

                                               YEAR ENDED
  SERVICE CLASS SHARES                          03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0525
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0525)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  5.38%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $203,160
  Ratio of operating expenses to average
    net assets(a)                               1.20%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.27%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             PERIOD ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED
  SERVICE CLASS SHARES                        10/30/03**            03/31/03             03/31/02             03/31/01
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0015               0.0051               0.0202               0.0503
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0015)             (0.0051)             (0.0202)             (0.0503)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.15%                0.52%                2.04%                5.14%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $--#               $292,215             $330,420             $343,240
  Ratio of operating expenses to average
    net assets(a)                               0.95%+                1.19%                1.20%              1.20%(b)
  Ratio of net investment income/(loss)
    to average net assets                       0.19%+                0.53%                1.81%                4.99%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   1.26%+                1.26%                1.27%                1.27%

                                              PERIOD ENDED
  SERVICE CLASS SHARES                          03/31/00*
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0358
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0358)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  3.63%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $244,035
  Ratio of operating expenses to average
    net assets(a)                               1.20%+(b)
  Ratio of net investment income/(loss)
    to average net assets                        4.06%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.28%+

* Nations Treasury Reserves Service Class Shares commenced operations on May 17, 1999.
** Nations Treasury Reserves Service Class Shares were fully redeemed on October 30, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             PERIOD ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED
  SERVICE CLASS SHARES                        09/25/03**            03/31/03             03/31/02             03/31/01
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0012               0.0052               0.0203               0.0515
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0012)             (0.0052)             (0.0203)             (0.0515)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.12%                0.52%                2.05%                5.27%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $--#                $36,006              $36,505              $26,001
  Ratio of operating expenses to average
    net assets(a)                               0.97%+                1.19%                1.20%              1.20%(b)
  Ratio of net investment income/(loss)
    to average net assets                       0.19%+                0.49%                1.70%                5.06%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   1.27%+                1.27%                1.28%                1.29%

                                              PERIOD ENDED
  SERVICE CLASS SHARES                          03/31/00*
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0348
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0348)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  3.53%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $10,000
  Ratio of operating expenses to average
    net assets(a)                               1.20%+(b)
  Ratio of net investment income/(loss)
    to average net assets                        4.26%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    1.29%+

* Nations Government Reserves Service Class Shares commenced operations on June 8, 1999.
** Nations Government Reserves Service Class Shares were fully redeemed on September 25, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             PERIOD ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED
  SERVICE CLASS SHARES                        09/25/03**            03/31/03             03/31/02             03/31/01
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0012               0.0052               0.0123               0.0292
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0012)             (0.0052)             (0.0123)             (0.0292)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.12%                0.52%                1.24%                2.96%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $--#                $14,001              $15,001              $10,000
  Ratio of operating expenses to average
    net assets                                  0.91%+                0.96%                1.16%                1.20%
  Ratio of net investment income/(loss)
    to average net assets                       0.17%+                0.47%                1.03%                2.93%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      1.27%+                1.28%                1.30%                1.29%

                                              PERIOD ENDED
  SERVICE CLASS SHARES                          03/31/00*
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0048
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0048)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  0.48%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $1,000
  Ratio of operating expenses to average
    net assets                                   1.20%+
  Ratio of net investment income/(loss)
    to average net assets                        2.29%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.30%+

* Nations Municipal Reserves Service Class Shares commenced operations on January 21, 2000.
** Nations Municipal Reserves Service Class Shares were fully redeemed on September 25, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

NATIONS NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
  SERVICE CLASS SHARES                                      12/22/02**
  Net asset value, beginning of period                         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                0.0018
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (0.0018)
  Net asset value, end of period                               $1.00
  TOTAL RETURN++                                               0.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $--##
  Ratio of operating expenses to average
    net assets                                                1.13%+
  Ratio of net investment income/(loss)
    to average net assets                                     0.27%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                    1.78%+

                                                            PERIOD ENDED
  SERVICE CLASS SHARES                                        03/31/02*
  Net asset value, beginning of period                          $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                                 0.0000#
  LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.0000)#
  Net asset value, end of period                                $1.00
  TOTAL RETURN++                                               0.00%#
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                           $1
  Ratio of operating expenses to average
    net assets                                                 1.20%+
  Ratio of net investment income/(loss)
    to average net assets                                      0.03%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                                     5.51%+

* Nations New York Tax-Exempt Reserves Service Class Shares commenced operations on February 15, 2002.
** Nations New York Tax-Exempt Reserves Service Class Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $0.0001 or 0.01%, as applicable.
## Amount represents less than $500.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CASH RESERVES -- SERVICE CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.00%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.00%            $10,400.00      $  102.00
       2           10.25%            $11,025.00              8.16%            $10,816.00      $  106.08
       3           15.76%            $11,576.25             12.49%            $11,248.64      $  110.32
       4           21.55%            $12,155.06             16.99%            $11,698.59      $  114.74
       5           27.63%            $12,762.82             21.67%            $12,166.53      $  119.33
       6           34.01%            $13,400.96             26.53%            $12,653.19      $  124.10
       7           40.71%            $14,071.00             31.59%            $13,159.32      $  129.06
       8           47.75%            $14,774.55             36.86%            $13,685.69      $  134.23
       9           55.13%            $15,513.28             42.33%            $14,233.12      $  139.59
      10           62.89%            $16,288.95             48.02%            $14,802.44      $  145.18
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,802.44
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,224.62

NATIONS MONEY MARKET RESERVES -- SERVICE CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.00%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.00%            $10,400.00      $  102.00
       2           10.25%            $11,025.00             8.16%            $10,816.00      $  106.08
       3           15.76%            $11,576.25            12.49%            $11,248.64      $  110.32
       4           21.55%            $12,155.06            16.99%            $11,698.59      $  114.74
       5           27.63%            $12,762.82            21.67%            $12,166.53      $  119.33
       6           34.01%            $13,400.96            26.53%            $12,653.19      $  124.10
       7           40.71%            $14,071.00            31.59%            $13,159.32      $  129.06
       8           47.75%            $14,774.55            36.86%            $13,685.69      $  134.23
       9           55.13%            $15,513.28            42.33%            $14,233.12      $  139.59
      10           62.89%            $16,288.95            48.02%            $14,802.44      $  145.18
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,802.44
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,224.62

NATIONS TREASURY RESERVES -- SERVICE CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.00%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.00%            $10,400.00      $  102.00
       2           10.25%            $11,025.00             8.16%            $10,816.00      $  106.08
       3           15.76%            $11,576.25            12.49%            $11,248.64      $  110.32
       4           21.55%            $12,155.06            16.99%            $11,698.59      $  114.74
       5           27.63%            $12,762.82            21.67%            $12,166.53      $  119.33
       6           34.01%            $13,400.96            26.53%            $12,653.19      $  124.10
       7           40.71%            $14,071.00            31.59%            $13,159.32      $  129.06
       8           47.75%            $14,774.55            36.86%            $13,685.69      $  134.23
       9           55.13%            $15,513.28            42.33%            $14,233.12      $  139.59
      10           62.89%            $16,288.95            48.02%            $14,802.44      $  145.18
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,802.44
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,224.62

NATIONS GOVERNMENT RESERVES -- SERVICE CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.00%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.00%            $10,400.00      $  102.00
       2           10.25%            $11,025.00             8.16%            $10,816.00      $  106.08
       3           15.76%            $11,576.25            12.49%            $11,248.64      $  110.32
       4           21.55%            $12,155.06            16.99%            $11,698.59      $  114.74
       5           27.63%            $12,762.82            21.67%            $12,166.53      $  119.33
       6           34.01%            $13,400.96            26.53%            $12,653.19      $  124.10
       7           40.71%            $14,071.00            31.59%            $13,159.32      $  129.06
       8           47.75%            $14,774.55            36.86%            $13,685.69      $  134.23
       9           55.13%            $15,513.28            42.33%            $14,233.12      $  139.59
      10           62.89%            $16,288.95            48.02%            $14,802.44      $  145.18
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,802.44
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,224.62

NATIONS MUNICIPAL RESERVES -- SERVICE CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.00%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.00%            $10,400.00      $  102.00
       2           10.25%            $11,025.00              8.16%            $10,816.00      $  106.08
       3           15.76%            $11,576.25             12.49%            $11,248.64      $  110.32
       4           21.55%            $12,155.06             16.99%            $11,698.59      $  114.74
       5           27.63%            $12,762.82             21.67%            $12,166.53      $  119.33
       6           34.01%            $13,400.96             26.53%            $12,653.19      $  124.10
       7           40.71%            $14,071.00             31.59%            $13,159.32      $  129.06
       8           47.75%            $14,774.55             36.86%            $13,685.69      $  134.23
       9           55.13%            $15,513.28             42.33%            $14,233.12      $  139.59
      10           62.89%            $16,288.95             48.02%            $14,802.44      $  145.18
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,802.44
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,224.62

NATIONS TAX-EXEMPT RESERVES -- SERVICE CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              1.00%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.00%            $10,400.00      $  102.00
       2           10.25%            $11,025.00             8.16%            $10,816.00      $  106.08
       3           15.76%            $11,576.25            12.49%            $11,248.64      $  110.32
       4           21.55%            $12,155.06            16.99%            $11,698.59      $  114.74
       5           27.63%            $12,762.82            21.67%            $12,166.53      $  119.33
       6           34.01%            $13,400.96            26.53%            $12,653.19      $  124.10
       7           40.71%            $14,071.00            31.59%            $13,159.32      $  129.06
       8           47.75%            $14,774.55            36.86%            $13,685.69      $  134.23
       9           55.13%            $15,513.28            42.33%            $14,233.12      $  139.59
      10           62.89%            $16,288.95            48.02%            $14,802.44      $  145.18
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 4,802.44
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $1,224.62

NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- SERVICE CLASS SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT        ASSUMED RATE OF RETURN
              1.00%                             $10,000.00                                5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.00%             $10,400.00        $  102.00
       2           10.25%             $11,025.00              8.16%             $10,816.00        $  106.08
       3           15.76%             $11,576.25             12.49%             $11,248.64        $  110.32
       4           21.55%             $12,155.06             16.99%             $11,698.59        $  114.74
       5           27.63%             $12,762.82             21.67%             $12,166.53        $  119.33
       6           34.01%             $13,400.96             26.53%             $12,653.19        $  124.10
       7           40.71%             $14,071.00             31.59%             $13,159.32        $  129.06
       8           47.75%             $14,774.55             36.86%             $13,685.69        $  134.23
       9           55.13%             $15,513.28             42.33%             $14,233.12        $  139.59
      10           62.89%             $16,288.95             48.02%             $14,802.44        $  145.18
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 4,802.44
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $1,224.62

NATIONS NEW YORK TAX-EXEMPT RESERVES -- SERVICE CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              1.00%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.00%            $10,400.00      $  102.00
       2           10.25%            $11,025.00              8.16%            $10,816.00      $  106.08
       3           15.76%            $11,576.25             12.49%            $11,248.64      $  110.32
       4           21.55%            $12,155.06             16.99%            $11,698.59      $  114.74
       5           27.63%            $12,762.82             21.67%            $12,166.53      $  119.33
       6           34.01%            $13,400.96             26.53%            $12,653.19      $  124.10
       7           40.71%            $14,071.00             31.59%            $13,159.32      $  129.06
       8           47.75%            $14,774.55             36.86%            $13,685.69      $  134.23
       9           55.13%            $15,513.28             42.33%            $14,233.12      $  139.59
      10           62.89%            $16,288.95             48.02%            $14,802.44      $  145.18
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 4,802.44
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $1,224.62

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK)
You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.353.0828 (Institutional Investors)
                    1.800.345.6611 (Individual Investors)

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:
Nations Funds Trust, 811-09645
SERVICE-0805


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Trust Class Shares
                August 1, 2005



(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS TAX-EXEMPT RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES
NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 63.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Trust Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts for which they act as fiduciary, agent or custodian. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 41.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    8
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       12
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     16
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      20
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     25
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          29
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            34
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     39
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       41

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         43
      How orders are processed                                  44
  Shareholder administration fees                               48
  Distributions and taxes                                       49
  Legal matters                                                 52
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            53
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            58
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   63
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 41.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC]         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               6.36%    4.12%    1.71%    0.99%    1.15%



              *Year-to-date return as of June 30, 2005: 1.23%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                1.63%
         WORST: 2ND QUARTER 2004:               0.21%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         TRUST CLASS SHARES                                1.15%     2.85%     3.11%

      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MAY 17, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Trust Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                                0.25%



         Shareholder administration fees                                   0.10%



         Other expenses                                                    0.02%
                                                                            ------



         Total annual Fund operating expenses                              0.37%



         Fee waivers and/or reimbursements                                (0.07)%
                                                                            ------



         Total net expenses(3)                                             0.30%
                                                                            ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $112      $201       $461

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 41.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               4.04%    1.63%    0.95%    1.14%



              *Year-to-date return as of June 30, 2005: 1.22%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.41%
         WORST: 1ST QUARTER 2004:         0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        1.14%     2.66%

      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MARCH 22, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Trust Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Shareholder administration fees                                  0.10%



         Other expenses                                                   0.02%
                                                                           -------



         Total annual Fund operating expenses                             0.37%



         Fee waivers and/or reimbursements                               (0.07)%
                                                                           -------



         Total net expenses(3)                                            0.30%
                                                                           =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $112      $201       $461

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 41.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONER'S APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC]         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*




      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               6.09%    3.88%    1.59%    0.92%    1.05%



              *Year-to-date return as of June 30, 2005: 1.13%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.58%
         WORST: 2ND QUARTER 2004:         0.19%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                             LIFE OF
                                                          1 YEAR   5 YEARS    FUND*
         TRUST CLASS SHARES                               1.05%     2.69%     2.93%

      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MAY 17, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Trust Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                                0.25%



         Shareholder administration fees                                   0.10%



         Other expenses                                                    0.02%
                                                                            ------



         Total annual Fund operating expenses                              0.37%



         Fee waivers and/or reimbursements                                (0.07)%
                                                                            ------



         Total net expenses(3)                                             0.30%
                                                                            ======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $112      $201       $461

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 41.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*




      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               6.23%    3.95%    1.57%    0.93%    1.10%



              *Year-to-date return as of June 30, 2005: 1.18%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     1.60%
         WORST: 2ND QUARTER 2004:                    0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         TRUST CLASS SHARES                                1.10%     2.74%     2.99%

      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MAY 17, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Trust Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Shareholder administration fees                                  0.10%



         Other expenses                                                   0.02%
                                                                           -------



         Total annual Fund operating expenses                             0.37%



         Fee waivers and/or reimbursements                               (0.07)%
                                                                           -------



         Total net expenses(3)                                            0.30%
                                                                           =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $112      $201       $461

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 41.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               3.93%    2.57%    1.26%    0.85%    0.96%



              *Year-to-date return as of June 30, 2005: 0.94%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                1.03%
         WORST: 3RD QUARTER 2003:               0.17%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         TRUST CLASS SHARES                                0.96%     1.91%     2.05%

      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MAY 17, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Trust Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Shareholder administration fees                                  0.10%



         Other expenses                                                   0.03%
                                                                           -------



         Total annual Fund operating expenses                             0.38%



         Fee waivers and/or reimbursements                               (0.08)%
                                                                           -------



         Total net expenses(3)                                            0.30%
                                                                           =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $114      $205       $473

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 41.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*




      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.71%    3.31%    3.49%    3.29%    3.09%    3.94%    2.57%    1.20%    0.81%    0.94%



              *Year-to-date return as of June 30, 2005: 0.92%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                   1.03%
         WORST: 1ST QUARTER 2004:                  0.17%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         TRUST CLASS SHARES                      0.94%     1.89%     2.63%      3.20%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MARCH 14, 1988.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Trust Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Shareholder administration fees                                  0.10%



         Other expenses                                                   0.03%
                                                                           -------



         Total annual Fund operating expenses                             0.38%



         Fee waivers and/or reimbursements                               (0.08)%
                                                                           -------



         Total net expenses(3)                                            0.30%
                                                                           =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

         - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         - you reinvest all dividends and distributions in the Fund

         - your investment has a 5% return each year

         - the Fund's operating expenses remain the same as shown in the table above

         - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $114      $205       $473

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 41.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund, generally come from interest on California municipal obligations, which, in turn, generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. The current finances of California and its municipalities have improved during fiscal year 2004-05, in part due to an improved economy and higher employment rates, which increased tax revenue. California remains the state with the lowest credit rating, however. The Governor's Budget for 2005-06 projects a $6 billion deficit due to structural spending imbalances. The Governor proposes to cut program spending and to shift responsibility for certain obligations to make up the shortfall, but as of June 15, the State Legislature had not approved a final budget for the 2005-06 fiscal year. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS, AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----
               3.35%    2.22%    1.16%    0.77%    0.92%



              *Year-to-date return as of June 30, 2005: 0.92%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                0.89%
         WORST: 3RD QUARTER 2003:               0.15%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         TRUST CLASS SHARES                                0.92%     1.68%     1.80%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS MAY 24, 1999.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Trust Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Shareholder administration fees                                  0.10%



         Other expenses                                                   0.03%
                                                                           -------



         Total annual Fund operating expenses                             0.38%



         Fee waivers and/or reimbursements                               (0.08)%
                                                                           -------



         Total net expenses(3)                                            0.30%
                                                                           =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $114      $205       $473

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 41.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which, in turn, generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. In this regard, the long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. In addition, State costs for employee pensions have increased dramatically, while costs associated with Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and jobless recovery that has followed.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               0.84%    0.96%



              *Year-to-date return as of June 30, 2005: 0.92%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:           0.33%
         WORST: 3RD QUARTER 2003:          0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        0.96%     0.98%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS FEBRUARY 15, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Trust Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                              Trust Class
         (Fees paid directly from your investment)                       Shares
         Maximum sales charge (load) imposed on purchases                  N/A



         Maximum deferred sales charge (load)                              N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                               0.25%



         Shareholder administration fees                                  0.10%



         Other expenses                                                   0.28%
                                                                           -------



         Total annual Fund operating expenses                             0.63%



         Fee waivers and/or reimbursements                               (0.33)%
                                                                           -------



         Total net expenses(3)                                            0.30%
                                                                           =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Trust Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         TRUST CLASS SHARES                      $31      $168      $319       $755

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

         - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

         - must maintain an average dollar-weighted maturity of 90 days or less

         - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

         - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a

        Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transactions costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions. The Adviser uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%        0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%        0.15%

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-

'advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------

Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, Inc. a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly. The Funds also pay shareholder administration fees to Columbia Management Advisors, Inc. or financial institutions for providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------

Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Trust Class Shares of the Funds. Here are some general rules about this class of shares:

  - Trust Class Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries, including financial planners and investment advisers

     - institutional investors

     - charitable foundations

     - endowments

     - other funds in the Nations Funds Family.

  - The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Trust Class Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

   You'll find more information about buying, selling and exchanging Trust Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

   The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

   Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributors Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Trust Class Shares at net asset value per share.

        - We must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

          If we receive payment after this time, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that the Fund, Distributor, Transfer Agent or their agents receive your order in good form.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES     EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Trust Class Shares of a Fund (some exceptions apply) for:

              - Class Z shares of all other Funds distributed by the
                Distributor, except Money Market Funds

              - Trust Class Shares of Money Market Funds distributed by the
                Distributor.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

Shareholder administration fees
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

FINANCIAL INSTITUTIONS AND INTERMEDIARIES MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


The Adviser, its affiliates and/or other financial institutions and intermediaries may receive a maximum annual shareholder administration fee of 0.10% of the average daily net assets of Trust Class Shares of the Funds under a shareholder administration plan.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to eligible financial institutions and intermediaries for as long as the plan continues. We may reduce or discontinue payments at any time.

The Adviser and Distributor may pay significant amounts from their own assets to servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your servicing agent.

Distributions and taxes
(DISTRIBUTIONS AND TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of realized net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(FINANCIAL HIGHLIGHTS GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  TRUST CLASS SHARES                           03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0148               0.0090               0.0151               0.0310
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0148)             (0.0090)             (0.0151)             (0.0310)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.49%                0.91%                1.53%                3.14%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $3,456,700           $4,080,552           $5,005,841           $2,686,258
  Ratio of operating expenses to average
    net assets(a)                                0.30%              0.30%(c)             0.30%(b)             0.30%(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.47%                0.91%                1.52%                2.82%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.37%                0.36%                0.36%                0.37%

                                               YEAR ENDED
  TRUST CLASS SHARES                            03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0618
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0618)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  6.36%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $2,676,204
  Ratio of operating expenses to average
    net assets(a)                                 0.30%
  Ratio of net investment income/(loss)
    to average net assets                         6.12%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.37%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  TRUST CLASS SHARES                           03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0147               0.0088               0.0145               0.0301
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0147)             (0.0088)             (0.0145)             (0.0301)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.48%                0.88%                1.46%                3.05%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $10,933              $9,344               $60,342            $1,311,771
  Ratio of operating expenses to average
    net assets(a)                                0.30%                0.30%              0.30%(b)               0.30%
  Ratio of net investment income/(loss)
    to average net assets                        1.32%                0.88%                1.44%                2.75%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.37%                0.36%                0.36%                0.38%

                                               YEAR ENDED
  TRUST CLASS SHARES                            03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0615
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0615)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  6.33%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $67,422
  Ratio of operating expenses to average
    net assets(a)                               0.30%(b)
  Ratio of net investment income/(loss)
    to average net assets                         6.09%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.37%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  TRUST CLASS SHARES                           03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0134               0.0083               0.0140               0.0292
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0134)             (0.0083)             (0.0140)             (0.0292)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.35%                0.84%                1.41%                2.96%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $656,083             $808,567             $908,826             $399,582
  Ratio of operating expenses to average
    net assets(a)                                0.30%                0.30%                0.30%                0.30%
  Ratio of net investment income/(loss)
    to average net assets                        1.31%                0.84%                1.42%                2.71%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.37%                0.36%                0.36%                0.37%

                                               YEAR ENDED
  TRUST CLASS SHARES                            03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0593
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0593)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  6.09%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $315,854
  Ratio of operating expenses to average
    net assets(a)                               0.30%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.89%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.37%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  TRUST CLASS SHARES                           03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0142               0.0085               0.0141               0.0293
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0142)             (0.0085)             (0.0141)             (0.0293)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.43%                0.86%                1.42%                2.97%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $250,281             $292,272             $380,478             $289,252
  Ratio of operating expenses to average
    net assets(a)                                0.30%                0.30%                0.30%                0.30%
  Ratio of net investment income/(loss)
    to average net assets                        1.50%                0.86%                1.38%                2.60%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.37%                0.36%                0.37%                0.38%

                                               YEAR ENDED
  TRUST CLASS SHARES                            03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0605
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0605)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  6.22%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $222,765
  Ratio of operating expenses to average
    net assets(a)                               0.30%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.96%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.39%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  TRUST CLASS SHARES                           03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0118               0.0079               0.0117               0.0205
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0118)             (0.0079)             (0.0117)             (0.0205)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.18%                0.80%                1.18%                2.07%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $407,159             $477,139             $505,903             $491,711
  Ratio of operating expenses to average
    net assets                                   0.30%                0.30%                0.30%                0.30%
  Ratio of net investment income/(loss)
    to average net assets                        1.16%                0.78%                1.13%                1.93%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.38%                0.37%                0.38%                0.40%

                                               YEAR ENDED
  TRUST CLASS SHARES                            03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0382
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0382)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  3.88%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $488,191
  Ratio of operating expenses to average
    net assets                                    0.30%
  Ratio of net investment income/(loss)
    to average net assets                         3.83%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.39%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  TRUST CLASS SHARES                           03/31/05             03/31/04             03/31/03             03/31/02*
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0115               0.0076               0.0113               0.0204
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0115)             (0.0076)             (0.0113)             (0.0204)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.15%                0.76%                1.14%                2.06%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $2,052,864           $2,028,564           $2,411,508           $2,606,052
  Ratio of operating expenses to average
    net assets                                   0.30%                0.30%                0.30%                0.30%
  Ratio of net investment income/(loss)
    to average net assets                        1.15%                0.74%                1.03%                2.00%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.38%                0.37%                0.38%                0.33%

                                               YEAR ENDED
  TRUST CLASS SHARES                            03/31/01*
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0383
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0383)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  3.89%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $2,383,067
  Ratio of operating expenses to average
    net assets                                    0.30%
  Ratio of net investment income/(loss)
    to average net assets                         3.80%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.33%

* The financial information for the fiscal periods reflect the financial information for Nations Tax Exempt Fund Class Z shares which were reorganized into Nations Tax-Exempt Reserves Trust Class Shares as of May 10, 2002.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS CALIFORNIA TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  TRUST CLASS SHARES                           03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0113               0.0073               0.0105               0.0189
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0113)             (0.0073)             (0.0105)             (0.0189)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.14%                0.74%                1.07%                1.91%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $339,137             $294,225             $435,253             $360,892
  Ratio of operating expenses to average
    net assets                                   0.30%                0.30%                0.30%                0.30%
  Ratio of net investment income/(loss)
    to average net assets                        1.15%                0.73%                1.05%                1.27%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.38%                0.37%                0.37%                0.38%

                                               YEAR ENDED
  TRUST CLASS SHARES                            03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0323
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0323)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  3.27%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $338,801
  Ratio of operating expenses to average
    net assets                                    0.30%
  Ratio of net investment income/(loss)
    to average net assets                         3.23%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.38%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  TRUST CLASS SHARES                              03/31/05                  03/31/04                  03/31/03
  Net asset value, beginning of period             $1.00                     $1.00                     $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0115                    0.0080                    0.0112
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0115)                  (0.0080)                  (0.0112)
  Net asset value, end of period                   $1.00                     $1.00                     $1.00
  TOTAL RETURN++                                   1.16%                     0.81%                     1.13%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets at end of period (in 000's)          $12,627                   $15,931                   $17,021
  Ratio of operating expenses to average
    net assets                                     0.30%                     0.30%                     0.23%
  Ratio of net investment income/(loss)
    to average net assets                          1.23%                     0.83%                     1.17%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         0.63%                     0.57%                     0.88%

                                                 PERIOD ENDED
  TRUST CLASS SHARES                              03/31/02*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.0012
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.0012)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    0.12%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets at end of period (in 000's)             $826
  Ratio of operating expenses to average
    net assets                                      0.30%+
  Ratio of net investment income/(loss)
    to average net assets                           0.93%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                          4.61%+

* Nations New York Tax-Exempt Reserves Trust Class Shares commenced operations on February 15, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CASH RESERVES -- TRUST CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.30%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.70%            $10,470.00      $ 30.71
       2           10.25%            $11,025.00             9.62%            $10,962.09      $ 32.15
       3           15.76%            $11,576.25            14.77%            $11,477.31      $ 33.66
       4           21.55%            $12,155.06            20.17%            $12,016.74      $ 35.24
       5           27.63%            $12,762.82            25.82%            $12,581.53      $ 36.90
       6           34.01%            $13,400.96            31.73%            $13,172.86      $ 38.63
       7           40.71%            $14,071.00            37.92%            $13,791.98      $ 40.45
       8           47.75%            $14,774.55            44.40%            $14,440.21      $ 42.35
       9           55.13%            $15,513.28            51.19%            $15,118.90      $ 44.34
      10           62.89%            $16,288.95            58.29%            $15,829.49      $ 46.42
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,829.49
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $380.84

NATIONS MONEY MARKET RESERVES -- TRUST CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.30%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.70%            $10,470.00      $ 30.71
       2           10.25%            $11,025.00             9.62%            $10,962.09      $ 32.15
       3           15.76%            $11,576.25            14.77%            $11,477.31      $ 33.66
       4           21.55%            $12,155.06            20.17%            $12,016.74      $ 35.24
       5           27.63%            $12,762.82            25.82%            $12,581.53      $ 36.90
       6           34.01%            $13,400.96            31.73%            $13,172.86      $ 38.63
       7           40.71%            $14,071.00            37.92%            $13,791.98      $ 40.45
       8           47.75%            $14,774.55            44.40%            $14,440.21      $ 42.35
       9           55.13%            $15,513.28            51.19%            $15,118.90      $ 44.34
      10           62.89%            $16,288.95            58.29%            $15,829.49      $ 46.42
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,829.49
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $380.84

NATIONS TREASURY RESERVES -- TRUST CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.30%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.70%            $10,470.00      $ 30.71
       2           10.25%            $11,025.00             9.62%            $10,962.09      $ 32.15
       3           15.76%            $11,576.25            14.77%            $11,477.31      $ 33.66
       4           21.55%            $12,155.06            20.17%            $12,016.74      $ 35.24
       5           27.63%            $12,762.82            25.82%            $12,581.53      $ 36.90
       6           34.01%            $13,400.96            31.73%            $13,172.86      $ 38.63
       7           40.71%            $14,071.00            37.92%            $13,791.98      $ 40.45
       8           47.75%            $14,774.55            44.40%            $14,440.21      $ 42.35
       9           55.13%            $15,513.28            51.19%            $15,118.90      $ 44.34
      10           62.89%            $16,288.95            58.29%            $15,829.49      $ 46.42
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,829.49
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $380.84

NATIONS GOVERNMENT RESERVES -- TRUST CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.30%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.70%            $10,470.00      $ 30.71
       2           10.25%            $11,025.00              9.62%            $10,962.09      $ 32.15
       3           15.76%            $11,576.25             14.77%            $11,477.31      $ 33.66
       4           21.55%            $12,155.06             20.17%            $12,016.74      $ 35.24
       5           27.63%            $12,762.82             25.82%            $12,581.53      $ 36.90
       6           34.01%            $13,400.96             31.73%            $13,172.86      $ 38.63
       7           40.71%            $14,071.00             37.92%            $13,791.98      $ 40.45
       8           47.75%            $14,774.55             44.40%            $14,440.21      $ 42.35
       9           55.13%            $15,513.28             51.19%            $15,118.90      $ 44.34
      10           62.89%            $16,288.95             58.29%            $15,829.49      $ 46.42
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,829.49
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $380.84

NATIONS MUNICIPAL RESERVES -- TRUST CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.30%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.70%            $10,470.00      $ 30.71
       2           10.25%            $11,025.00             9.62%            $10,962.09      $ 32.15
       3           15.76%            $11,576.25            14.77%            $11,477.31      $ 33.66
       4           21.55%            $12,155.06            20.17%            $12,016.74      $ 35.24
       5           27.63%            $12,762.82            25.82%            $12,581.53      $ 36.90
       6           34.01%            $13,400.96            31.73%            $13,172.86      $ 38.63
       7           40.71%            $14,071.00            37.92%            $13,791.98      $ 40.45
       8           47.75%            $14,774.55            44.40%            $14,440.21      $ 42.35
       9           55.13%            $15,513.28            51.19%            $15,118.90      $ 44.34
      10           62.89%            $16,288.95            58.29%            $15,829.49      $ 46.42
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,829.49
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $380.84

NATIONS TAX-EXEMPT RESERVES -- TRUST CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.30%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.70%            $10,470.00      $ 30.71
       2           10.25%            $11,025.00             9.62%            $10,962.09      $ 32.15
       3           15.76%            $11,576.25            14.77%            $11,477.31      $ 33.66
       4           21.55%            $12,155.06            20.17%            $12,016.74      $ 35.24
       5           27.63%            $12,762.82            25.82%            $12,581.53      $ 36.90
       6           34.01%            $13,400.96            31.73%            $13,172.86      $ 38.63
       7           40.71%            $14,071.00            37.92%            $13,791.98      $ 40.45
       8           47.75%            $14,774.55            44.40%            $14,440.21      $ 42.35
       9           55.13%            $15,513.28            51.19%            $15,118.90      $ 44.34
      10           62.89%            $16,288.95            58.29%            $15,829.49      $ 46.42
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,829.49
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $380.84

NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- TRUST CLASS SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.30%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.70%             $10,470.00        $ 30.71
       2           10.25%             $11,025.00              9.62%             $10,962.09        $ 32.15
       3           15.76%             $11,576.25             14.77%             $11,477.31        $ 33.66
       4           21.55%             $12,155.06             20.17%             $12,016.74        $ 35.24
       5           27.63%             $12,762.82             25.82%             $12,581.53        $ 36.90
       6           34.01%             $13,400.96             31.73%             $13,172.86        $ 38.63
       7           40.71%             $14,071.00             37.92%             $13,791.98        $ 40.45
       8           47.75%             $14,774.55             44.40%             $14,440.21        $ 42.35
       9           55.13%             $15,513.28             51.19%             $15,118.90        $ 44.34
      10           62.89%             $16,288.95             58.29%             $15,829.49        $ 46.42
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 5,829.49
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $380.84

NATIONS NEW YORK TAX-EXEMPT RESERVES -- TRUST CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.30%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.70%            $10,470.00      $ 30.71
       2           10.25%            $11,025.00              9.62%            $10,962.09      $ 32.15
       3           15.76%            $11,576.25             14.77%            $11,477.31      $ 33.66
       4           21.55%            $12,155.06             20.17%            $12,016.74      $ 35.24
       5           27.63%            $12,762.82             25.82%            $12,581.53      $ 36.90
       6           34.01%            $13,400.96             31.73%            $13,172.86      $ 38.63
       7           40.71%            $14,071.00             37.92%            $13,791.98      $ 40.45
       8           47.75%            $14,774.55             44.40%            $14,440.21      $ 42.35
       9           55.13%            $15,513.28             51.19%            $15,118.90      $ 44.34
      10           62.89%            $16,288.95             58.29%            $15,829.49      $ 46.42
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,829.49
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $380.84

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.353.0828 (Institutional Investors)
                    1.800.345.6611 (Individual Investors)

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
TRUST-0805


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Liquidity Class Shares
                August 1, 2005


(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS TAX-EXEMPT RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES
NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 67.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Liquidity Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 44.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    8
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       12
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     17
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      22
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     27
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          32
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            37
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     42
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       44

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         46
     How orders are processed                                   47
  How selling and servicing agents are paid                     51
  Distributions and taxes                                       53
  Legal matters                                                 56
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            57
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            62
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   67
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------

YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(LINE GRAPHC       PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.86%    5.29%    5.46%    5.42%    5.06%    6.31%    4.06%    1.66%    0.94%    1.10%



              *Year-to-date return as of June 30, 2005: 1.20%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     1.62%
         WORST: 2ND QUARTER 2004:                    0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         LIQUIDITY CLASS SHARES                  1.10%     2.79%     4.10%      4.05%

      *THE INCEPTION DATE OF LIQUIDITY CLASS SHARES IS JANUARY 9, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Liquidity Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Liquidity Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.25%



                                                                         0.02%
         Other expenses                                               ---------



         Total annual Fund operating expenses                            0.52%



                                                                        (0.17)%
         Fee waivers and/or reimbursements                            ---------



                                                                         0.35%
         Total net expenses(3)                                        =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $150      $274        $636

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------

YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----
               5.05%    6.30%    3.99%    1.59%    0.90%    1.09%



              *Year-to-date return as of June 30, 2005: 1.20%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     1.61%
         WORST: 2ND QUARTER 2004:                    0.19%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         LIQUIDITY CLASS SHARES                            1.09%     2.75%     3.26%

      *THE INCEPTION DATE OF LIQUIDITY CLASS SHARES IS AUGUST 7, 1998.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Liquidity Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Liquidity Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.02%
                                                                       ---------



         Total annual Fund operating expenses                            0.52%



         Fee waivers and/or reimbursements                              (0.17)%
                                                                       ---------



         Total net expenses(3)                                           0.35%
                                                                       =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $150      $274       $636

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.70%    5.17%    5.32%    5.23%    4.77%    6.03%    3.83%    1.54%    0.87%    1.00%



              *Year-to-date return as of June 30, 2005: 1.11%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.57%
         WORST: 2ND QUARTER 2004:         0.17%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         LIQUIDITY CLASS SHARES                  1.00%     2.63%     3.93%      3.87%

      *THE INCEPTION DATE OF LIQUIDITY CLASS SHARES IS JANUARY 11, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Liquidity Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Liquidity Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.02%
                                                                       ---------



         Total annual Fund operating expenses                            0.52%



         Fee waivers and/or reimbursements                              (0.17)%
                                                                       ---------



         Total net expenses(3)                                           0.35%
                                                                       =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $150      $274       $636




NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.66%    5.19%    5.34%    5.27%    4.87%    6.17%    3.90%    1.51%    0.88%    1.05%



              *Year-to-date return as of June 30, 2005: 1.16%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.59%
         WORST: 1ST QUARTER 2004:         0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         LIQUIDITY CLASS SHARES                  1.05%     2.69%     3.97%      3.92%

      *THE INCEPTION DATE OF LIQUIDITY CLASS SHARES IS JANUARY 14, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Liquidity Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Liquidity Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.02%
                                                                       ---------



         Total annual Fund operating expenses                            0.52%



         Fee waivers and/or reimbursements                              (0.17)%
                                                                       ---------



         Total net expenses(3)                                           0.35%
                                                                       =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $150      $274       $636

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.64%    3.27%    3.42%    3.24%    3.00%    3.88%    2.52%    1.21%    0.80%    0.91%



              *Year-to-date return as of June 30, 2005: 0.91%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                   1.02%
         WORST: 3RD QUARTER 2003:                  0.16%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         LIQUIDITY CLASS SHARES                  0.91%     1.86%     2.58%      2.74%

      *THE INCEPTION DATE OF LIQUIDITY CLASS SHARES IS JUNE 1, 1990.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Liquidity Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Liquidity Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.03%
                                                                       ---------



         Total annual Fund operating expenses                            0.53%



         Fee waivers and/or reimbursements                              (0.18)%
                                                                       ---------



         Total net expenses(3)                                           0.35%
                                                                       =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $152      $278       $648

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               0.76%    0.89%



              *Year-to-date return as of June 30, 2005: 0.90%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:           0.33%
         WORST: 3RD QUARTER 2003:          0.15%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         LIQUIDITY CLASS SHARES                                    0.89%    0.87%

      *THE INCEPTION DATE OF LIQUIDITY CLASS SHARES IS SEPTEMBER 3, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Liquidity Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                          Liquidity Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Distribution (12b-1) and shareholder servicing fees            0.25%



         Other expenses                                                 0.03%
                                                                      ---------



         Total annual Fund operating expenses                           0.53%



         Fee waivers and/or reimbursements                             (0.18)%
                                                                      ---------



         Total net expenses(3)                                          0.35%
                                                                      =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this information will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $152      $278       $648

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which, in turn, generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. The current finances of California and its municipalities have improved during fiscal year 2004-05, in part due to an improved economy and higher employment rates, which increased tax revenue. California remains the state with the lowest credit rating, however. The Governor's Budget for 2005-06 projects a $6 billion deficit due to structural spending imbalances. The Governor proposes to cut program spending and to shift responsibility for certain obligations to make up the shortfall, but as of June 15, the State Legislature had not approved a final budget for the 2005-06 fiscal year. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Liquidity Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2002     2003     2004
               ----     ----     ----
               1.11%    0.72%    0.87%



              *Year-to-date return as of June 30, 2005: 0.90%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:          0.33%
         WORST: 3RD QUARTER 2003:         0.14%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         LIQUIDITY CLASS SHARES                                    0.87%     0.98%

      *THE INCEPTION DATE OF LIQUIDITY CLASS SHARES IS AUGUST 10, 2001.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Liquidity Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Liquidity Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.03%
                                                                       ---------



         Total annual Fund operating expenses                            0.53%



         Fee waivers and/or reimbursements                              (0.18)%
                                                                       ---------



         Total net expenses(3)                                           0.35%
                                                                       =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $152      $278       $648

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------







 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which, in turn, generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. In this regard, the long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. In addition, State costs for employee pensions have increased dramatically, while costs associated with Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and jobless recovery that has followed.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE LIQUIDITY CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE TRUST CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               0.84%    0.96%



              *Year-to-date return as of June 30, 2005: 0.92%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:           0.33%
         WORST: 3RD QUARTER 2003:          0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        0.96%     0.98%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS FEBRUARY 15, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Liquidity Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                           Liquidity Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Distribution (12b-1) and shareholder servicing fees             0.25%



         Other expenses                                                  0.28%
                                                                       ---------



         Total annual Fund operating expenses                            0.78%



         Fee waivers and/or reimbursements                              (0.43)%
                                                                       ---------



         Total net expenses(3)                                           0.35%
                                                                       =========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Liquidity Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         LIQUIDITY CLASS SHARES                  $36      $206      $391        $926

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

         - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

         - must maintain an average dollar-weighted maturity of 90 days or less

         - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

         - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a

        Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transactions costs are not.

How the Funds are managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL
MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions. The Adviser uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                            MAXIMUM    ACTUAL FEE
                                                            ADVISORY    PAID LAST
                                                              FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                      0.15%        0.12%



  NATIONS MONEY MARKET RESERVES                              0.15%        0.12%



  NATIONS TREASURY RESERVES                                  0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                 0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                     0.15%        0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                       0.15%        0.15%

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, Inc. a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Liquidity Class Shares of the Funds. Here are some general rules about this class of shares:

  - Liquidity Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class may be used in connection with specific Cash Management Services programs, including programs designed for certain sweep account customers of Bank of America. This class of shares may be offered by:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries.

  - The minimum initial investment is $500,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Liquidity Class Shares.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Liquidity Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

Investors that purchase shares through financial institutions in connection with Cash Management Services programs may incur account-level fees in addition to the fees disclosed in this prospectus. These investors should review their Cash Management Services program disclosure documents for information regarding additional fees.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

      - You buy Liquidity Class Shares at net asset value per share.

        - We must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

          If we receive payment after this time, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

      - We normally send the sale proceeds by Fedwire on the same business day that the Fund, Distributor, Transfer Agent or their agents receive your order in good form.

      - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

      - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES      EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Liquidity Class Shares of a Fund for Liquidity Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until Transfer Agent has received the certificate and deposited the shares to your account.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 OF THE 1940 ACT.

THE SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES

The Distributor and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

The Distributor may receive a maximum annual distribution (12b-1) fee of 0.25% of the average daily net assets of Liquidity Class Shares of each Fund, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Liquidity Class Shares of each Fund.

Under the distribution and shareholder servicing plans the Funds make payments up to the maximums discussed above, however, the total of such payments may not exceed, on an annual basis, 0.25% of the average daily net assets of each Fund's Liquidity Class Shares.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to the Distributor and/or to eligible selling and servicing agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling and servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of realized net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

FINANCIAL HIGHLIGHTS
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CASH RESERVES FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  LIQUIDITY CLASS SHARES                       03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0143               0.0085               0.0146               0.0305
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0143)             (0.0085)             (0.0146)             (0.0305)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.44%                0.86%                1.47%                3.09%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,206,319           $1,343,416           $1,572,140           $1,742,687
  Ratio of operating expenses to average
    net assets(a)                                0.35%              0.35%(c)             0.35%(b)             0.35%(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.39%                0.86%                1.47%                2.77%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.52%                0.99%                1.11%                1.12%

                                               YEAR ENDED
  LIQUIDITY CLASS SHARES                        03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0613
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0613)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  6.30%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,476,883
  Ratio of operating expenses to average
    net assets(a)                                 0.35%
  Ratio of net investment income/(loss)
    to average net assets                         6.07%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.12%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) is less than 0.01%.

NATIONS MONEY MARKET RESERVES   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  LIQUIDITY CLASS SHARES                       03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0142               0.0083               0.0139               0.0296
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0142)             (0.0083)             (0.0139)             (0.0296)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.42%                0.83%                1.41%                3.00%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $492,232             $437,371             $497,339             $566,000
  Ratio of operating expenses to average
    net assets(a)                                0.35%                0.35%              0.35%(b)               0.35%
  Ratio of net investment income/(loss)
    to average net assets                        1.44%                0.83%                1.39%                2.70%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.52%                1.00%                1.11%                1.13%

                                               YEAR ENDED
  LIQUIDITY CLASS SHARES                        03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0610
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0610)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  6.27%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,085,231
  Ratio of operating expenses to average
    net assets(a)                               0.35%(b)
  Ratio of net investment income/(loss)
    to average net assets                         6.04%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.12%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  LIQUIDITY CLASS SHARES                       03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0129               0.0078               0.0136               0.0287
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0129)             (0.0078)             (0.0136)             (0.0287)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.30%                0.79%                1.36%                2.90%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $413,480             $347,723             $384,984             $370,139
  Ratio of operating expenses to average
    net assets(a)                                0.35%                0.35%                0.35%                0.35%
  Ratio of net investment income/(loss)
    to average net assets                        1.32%                0.79%                1.37%                2.66%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.52%                1.03%                1.16%                1.17%

                                               YEAR ENDED
  LIQUIDITY CLASS SHARES                        03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0588
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0588)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  6.04%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $348,850
  Ratio of operating expenses to average
    net assets(a)                               0.35%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.84%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.17%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  LIQUIDITY CLASS SHARES                       03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0137               0.0080               0.0136               0.0286
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0137)             (0.0080)             (0.0136)             (0.0286)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.38%                0.81%                1.37%                2.91%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $410,737             $300,885             $175,562             $164,296
  Ratio of operating expenses to average
    net assets(a)                                0.35%                0.35%                0.35%                0.35%
  Ratio of net investment income/(loss)
    to average net assets                        1.41%                0.81%                1.33%                2.55%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.52%                0.99%                1.12%                1.13%

                                               YEAR ENDED
  LIQUIDITY CLASS SHARES                        03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0600
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0600)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  6.16%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $468,083
  Ratio of operating expenses to average
    net assets(a)                               0.35%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.91%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     1.14%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES   FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  LIQUIDITY CLASS SHARES                       03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0113               0.0074               0.0113               0.0200
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0113)             (0.0074)             (0.0113)             (0.0200)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.13%                0.74%                1.13%                2.02%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $345,842             $149,812             $120,637              $45,728
  Ratio of operating expenses to average
    net assets                                   0.35%                0.35%                0.35%                0.35%
  Ratio of net investment income/(loss)
    to average net assets                        1.17%                0.73%                1.08%                1.88%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.53%                0.96%                1.13%                1.15%

                                               YEAR ENDED
  LIQUIDITY CLASS SHARES                        03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0377
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0377)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  3.83%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)             $35,569
  Ratio of operating expenses to average
    net assets                                    0.35%
  Ratio of net investment income/(loss)
    to average net assets                         3.78%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        1.14%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS TAX-EXEMPT RESERVES   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                               YEAR ENDED            YEAR ENDED           PERIOD ENDED
  LIQUIDITY CLASS SHARES                        03/31/05              03/31/04             03/31/03*
  Net asset value, beginning of period           $1.00                 $1.00                 $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0110                0.0071                0.0059
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0110)              (0.0071)              (0.0059)
  Net asset value, end of period                 $1.00                 $1.00                 $1.00
  TOTAL RETURN++                                 1.10%                 0.71%                 0.59%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $3,392                $5,792                $1,918
  Ratio of operating expenses to average
    net assets                                   0.35%                 0.35%                 0.35%+
  Ratio of net investment income/(loss)
    to average net assets                        0.92%                 0.69%                 0.98%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.53%                 0.99%                 1.13%+

* Nations Tax-Exempt Reserves Liquidity Class Shares commenced operations on September 3, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS CALIFORNIA TAX-EXEMPT FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD RESERVES


                                               YEAR ENDED            YEAR ENDED            YEAR ENDED           PERIOD ENDED
  LIQUIDITY CLASS SHARES                        03/31/05              03/31/04              03/31/03             03/31/02*
  Net asset value, beginning of period           $1.00                 $1.00                 $1.00                 $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0108                0.0068                0.0101                0.0095
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0108)              (0.0068)              (0.0101)              (0.0095)
  Net asset value, end of period                 $1.00                 $1.00                 $1.00                 $1.00
  TOTAL RETURN++                                 1.09%                 0.69%                 1.01%                 0.95%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $16,585                $1,095                $2,998                $1,150
  Ratio of operating expenses to average
    net assets                                   0.35%                 0.35%                 0.35%                 0.35%+
  Ratio of net investment income/(loss)
    to average net assets                        1.37%                 0.68%                 1.00%                 1.23%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.53%                 1.07%                 1.12%                 1.13%+

* Nations California Tax-Exempt Reserves Liquidity Class Shares commenced operations on August 10, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS NEW YORK TAX-EXEMPT   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
RESERVES


                                              PERIOD ENDED          PERIOD ENDED
  LIQUIDITY CLASS SHARES                       12/22/02**            03/31/02*
  Net asset value, beginning of period           $1.00                 $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0094                0.0013
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0094)              (0.0013)
  Net asset value, at end of period              $1.00                 $1.00
  TOTAL RETURN++                                 0.94%                 0.13%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $--#                   $1
  Ratio of operating expenses to average
    net assets                                   0.28%+                0.35%+
  Ratio of net investment income/(loss)
    to average net assets                        1.12%+                0.88%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       1.63%+                5.36%+

* Nations New York Tax-Exempt Reserves Liquidity Class Shares commenced operations on February 15, 2002.
** Nations New York Tax-Exempt Reserves Liquidity Class Shares were fully redeemed on December 22, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

Additional hypothetical fees and expense information


The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CASH RESERVES -- LIQUIDITY CLASS SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.35%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.65%             $10,465.00        $ 35.81
       2           10.25%             $11,025.00              9.52%             $10,951.62        $ 37.48
       3           15.76%             $11,576.25             14.61%             $11,460.87        $ 39.22
       4           21.55%             $12,155.06             19.94%             $11,993.80        $ 41.05
       5           27.63%             $12,762.82             25.52%             $12,551.52        $ 42.95
       6           34.01%             $13,400.96             31.35%             $13,135.16        $ 44.95
       7           40.71%             $14,071.00             37.46%             $13,745.95        $ 47.04
       8           47.75%             $14,774.55             43.85%             $14,385.13        $ 49.23
       9           55.13%             $15,513.28             50.54%             $15,054.04        $ 51.52
      10           62.89%             $16,288.95             57.54%             $15,754.05        $ 53.91
  TOTAL GAIN BEFORE FEES &
    EXPENSES                          $ 6,288.95
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                    $ 5,754.05
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                          $443.17

NATIONS MONEY MARKET RESERVES -- LIQUIDITY CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.35%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.65%            $10,465.00      $ 35.81
       2           10.25%            $11,025.00              9.52%            $10,951.62      $ 37.48
       3           15.76%            $11,576.25             14.61%            $11,460.87      $ 39.22
       4           21.55%            $12,155.06             19.94%            $11,993.80      $ 41.05
       5           27.63%            $12,762.82             25.52%            $12,551.52      $ 42.95
       6           34.01%            $13,400.96             31.35%            $13,135.16      $ 44.95
       7           40.71%            $14,071.00             37.46%            $13,745.95      $ 47.04
       8           47.75%            $14,774.55             43.85%            $14,385.13      $ 49.23
       9           55.13%            $15,513.28             50.54%            $15,054.04      $ 51.52
      10           62.89%            $16,288.95             57.54%            $15,754.05      $ 53.91
  TOTAL GAIN BEFORE FEES &
    EXPENSES                         $ 6,288.95
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                  $ 5,754.05
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                      $443.17

NATIONS TREASURY RESERVES -- LIQUIDITY CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.35%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.65%            $10,465.00      $ 35.81
       2           10.25%            $11,025.00             9.52%            $10,951.62      $ 37.48
       3           15.76%            $11,576.25            14.61%            $11,460.87      $ 39.22
       4           21.55%            $12,155.06            19.94%            $11,993.80      $ 41.05
       5           27.63%            $12,762.82            25.52%            $12,551.52      $ 42.95
       6           34.01%            $13,400.96            31.35%            $13,135.16      $ 44.95
       7           40.71%            $14,071.00            37.46%            $13,745.95      $ 47.04
       8           47.75%            $14,774.55            43.85%            $14,385.13      $ 49.23
       9           55.13%            $15,513.28            50.54%            $15,054.04      $ 51.52
      10           62.89%            $16,288.95            57.54%            $15,754.05      $ 53.91
  TOTAL GAIN BEFORE FEES &
    EXPENSES                         $ 6,288.95
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                 $ 5,754.05
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                     $443.17

NATIONS GOVERNMENT RESERVES -- LIQUIDITY CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.35%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.65%            $10,465.00      $ 35.81
       2           10.25%            $11,025.00             9.52%            $10,951.62      $ 37.48
       3           15.76%            $11,576.25            14.61%            $11,460.87      $ 39.22
       4           21.55%            $12,155.06            19.94%            $11,993.80      $ 41.05
       5           27.63%            $12,762.82            25.52%            $12,551.52      $ 42.95
       6           34.01%            $13,400.96            31.35%            $13,135.16      $ 44.95
       7           40.71%            $14,071.00            37.46%            $13,745.95      $ 47.04
       8           47.75%            $14,774.55            43.85%            $14,385.13      $ 49.23
       9           55.13%            $15,513.28            50.54%            $15,054.04      $ 51.52
      10           62.89%            $16,288.95            57.54%            $15,754.05      $ 53.91
  TOTAL GAIN BEFORE FEES &
    EXPENSES                         $ 6,288.95
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                 $ 5,754.05
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                     $443.17

NATIONS MUNICIPAL RESERVES -- LIQUIDITY CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.35%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.65%            $10,465.00      $ 35.81
       2           10.25%            $11,025.00             9.52%            $10,951.62      $ 37.48
       3           15.76%            $11,576.25            14.61%            $11,460.87      $ 39.22
       4           21.55%            $12,155.06            19.94%            $11,993.80      $ 41.05
       5           27.63%            $12,762.82            25.52%            $12,551.52      $ 42.95
       6           34.01%            $13,400.96            31.35%            $13,135.16      $ 44.95
       7           40.71%            $14,071.00            37.46%            $13,745.95      $ 47.04
       8           47.75%            $14,774.55            43.85%            $14,385.13      $ 49.23
       9           55.13%            $15,513.28            50.54%            $15,054.04      $ 51.52
      10           62.89%            $16,288.95            57.54%            $15,754.05      $ 53.91
  TOTAL GAIN BEFORE FEES &
    EXPENSES                         $ 6,288.95
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                 $ 5,754.05
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                     $443.17

NATIONS TAX-EXEMPT RESERVES -- LIQUIDITY CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.35%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.65%            $10,465.00      $ 35.81
       2           10.25%            $11,025.00              9.52%            $10,951.62      $ 37.48
       3           15.76%            $11,576.25             14.61%            $11,460.87      $ 39.22
       4           21.55%            $12,155.06             19.94%            $11,993.80      $ 41.05
       5           27.63%            $12,762.82             25.52%            $12,551.52      $ 42.95
       6           34.01%            $13,400.96             31.35%            $13,135.16      $ 44.95
       7           40.71%            $14,071.00             37.46%            $13,745.95      $ 47.04
       8           47.75%            $14,774.55             43.85%            $14,385.13      $ 49.23
       9           55.13%            $15,513.28             50.54%            $15,054.04      $ 51.52
      10           62.89%            $16,288.95             57.54%            $15,754.05      $ 53.91
  TOTAL GAIN BEFORE FEES &
    EXPENSES                         $ 6,288.95
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                  $ 5,754.05
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                      $443.17

NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- LIQUIDITY CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.35%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.65%            $10,465.00      $ 35.81
       2           10.25%            $11,025.00             9.52%            $10,951.62      $ 37.48
       3           15.76%            $11,576.25            14.61%            $11,460.87      $ 39.22
       4           21.55%            $12,155.06            19.94%            $11,993.80      $ 41.05
       5           27.63%            $12,762.82            25.52%            $12,551.52      $ 42.95
       6           34.01%            $13,400.96            31.35%            $13,135.16      $ 44.95
       7           40.71%            $14,071.00            37.46%            $13,745.95      $ 47.04
       8           47.75%            $14,774.55            43.85%            $14,385.13      $ 49.23
       9           55.13%            $15,513.28            50.54%            $15,054.04      $ 51.52
      10           62.89%            $16,288.95            57.54%            $15,754.05      $ 53.91
  TOTAL GAIN BEFORE FEES &
    EXPENSES                         $ 6,288.95
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                 $ 5,754.05
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                     $443.17

NATIONS NEW YORK TAX-EXEMPT RESERVES -- LIQUIDITY CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.35%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.65%            $10,465.00      $ 35.81
       2           10.25%            $11,025.00             9.52%            $10,951.62      $ 37.48
       3           15.76%            $11,576.25            14.61%            $11,460.87      $ 39.22
       4           21.55%            $12,155.06            19.94%            $11,993.80      $ 41.05
       5           27.63%            $12,762.82            25.52%            $12,551.52      $ 42.95
       6           34.01%            $13,400.96            31.35%            $13,135.16      $ 44.95
       7           40.71%            $14,071.00            37.46%            $13,745.95      $ 47.04
       8           47.75%            $14,774.55            43.85%            $14,385.13      $ 49.23
       9           55.13%            $15,513.28            50.54%            $15,054.04      $ 51.52
      10           62.89%            $16,288.95            57.54%            $15,754.05      $ 53.91
  TOTAL GAIN BEFORE FEES &
    EXPENSES                         $ 6,288.95
  TOTAL GAIN AFTER FEES &
    EXPENSES                                                                 $ 5,754.05
  TOTAL ANNUAL FEES & EXPENSES
    PAID                                                                                     $443.17

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATIONS -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.353.0828 (Institutional Investors)
                    1.800.345.6611 (Individual Investors)

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:
Nations Funds Trust, 811-09645
LIQUIDITY-0805


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Capital Class Shares
                August 1, 2005


(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS TAX-EXEMPT RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES
NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 67.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Capital Class Shares of the Funds. This class of shares is designed primarily for eligible institutional and individual investors on a direct basis or through certain financial institutions or intermediaries. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 45.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    8
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       12
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     17
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      22
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     27
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          32
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            37
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     43
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       45

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         48
      How orders are processed                                  49
  Distributions and taxes                                       53
  Legal matters                                                 56
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            57
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            62
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   67
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               6.02%    5.44%    5.62%    5.58%    5.22%    6.47%    4.22%    1.81%    1.09%    1.25%



              *Year-to-date return as of June 30, 2005: 1.28%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.66%
         WORST: 2ND QUARTER 2004:         0.23%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CAPITAL CLASS SHARES                    1.25%     2.95%     4.25%      4.26%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS OCTOBER 10, 1990.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Capital Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Other expenses                                                  0.02%
                                                                          --------



         Total annual Fund operating expenses                            0.27%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          --------



         Total net expenses(3)                                           0.20%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $80      $145       $336

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.78%    5.28%    5.62%    5.55%    5.21%    6.46%    4.15%    1.73%    1.05%    1.24%



              *Year-to-date return as of June 30, 2005: 1.27%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     1.65%
         WORST: 2ND QUARTER 2004:                    0.23%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CAPITAL CLASS SHARES                    1.24%    2.91%      4.19%     4.82%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS DECEMBER 7, 1988.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Capital Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Other expenses                                                  0.02%
                                                                          --------



         Total annual Fund operating expenses                            0.27%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          --------



         Total net expenses(3)                                           0.20%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $80      $145       $336

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.87%    5.33%    5.47%    5.39%    4.93%    6.19%    3.98%    1.69%    1.02%    1.15%



              *Year-to-date return as of June 30, 2005: 1.18%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.61%
         WORST: 2ND QUARTER 2004:         0.21%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CAPITAL CLASS SHARES                    1.15%     2.79%     4.08%      4.07%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS JANUARY 11, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Capital Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Other expenses                                                  0.02%
                                                                          --------



         Total annual Fund operating expenses                            0.27%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          --------



         Total net expenses(3)                                           0.20%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $80      $145       $336

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.89%    5.33%    5.50%    5.42%    5.03%    6.33%    4.06%    1.67%    1.04%    1.20%



              *Year-to-date return as of June 30, 2005: 1.23%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     1.62%
         WORST: 2ND QUARTER 2004:                    0.22%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CAPITAL CLASS SHARES                    1.20%     2.84%     4.13%      3.97%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS JANUARY 17, 1991.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Capital Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Other expenses                                                  0.02%
                                                                          --------



         Total annual Fund operating expenses                            0.27%



         Fee waivers and/or reimbursements                              (0.07)%
                                                                          --------



         Total net expenses(3)                                           0.20%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The Investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $80      $145       $336

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.80%    3.44%    3.60%    3.39%    3.16%    4.03%    2.67%    1.36%    0.95%    1.07%



              *Year-to-date return as of June 30, 2005: 0.99%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                  1.06%
         WORST: 1ST QUARTER 2004:                 0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         CAPITAL CLASS SHARES                    1.07%     2.01%     2.74%      2.81%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS OCTOBER 23, 1990.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Capital Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Other expenses                                                  0.03%
                                                                          --------



         Total annual Fund operating expenses                            0.28%



         Fee waivers and/or reimbursements                              (0.08)%
                                                                          --------



         Total net expenses(3)                                           0.20%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $82      $149       $348

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               0.91%    1.04%



              *Year-to-date return as of June 30, 2005: 0.97%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:                     0.37%
         WORST: 3RD QUARTER 2003:                    0.19%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CAPITAL CLASS SHARES                                      1.04%     1.04%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS JUNE 13, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Capital Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Other expenses                                                  0.03%
                                                                          --------



         Total annual Fund operating expenses                            0.28%



         Fee waivers and/or reimbursements                              (0.08)%
                                                                          --------



         Total net expenses(3)                                           0.20%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $82      $149       $348

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which, in turn, generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. The current finances of California and its municipalities have improved during fiscal year 2004-05, in part due to an improved economy and higher employment rates, which increased tax revenue. California remains the state with the lowest credit rating, however. The Governor's Budget for 2005-06 projects a $6 billion deficit due to structural spending imbalances. The Governor proposes to cut program spending and to shift responsibility for certain obligations to make up the shortfall, but as of June 15, the State Legislature had not approved a final budget for the 2005-06 fiscal year. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               2.33%    1.26%    0.87%    1.02%



              *Year-to-date return as of June 30, 2005: 0.97%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2001:          0.73%
         WORST: 3RD QUARTER 2003:         0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CAPITAL CLASS SHARES                                      1.02%    1.50%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS OCTOBER 3, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Capital Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Other expenses                                                  0.03%
                                                                          --------



         Total annual Fund operating expenses                            0.28%



         Fee waivers and/or reimbursements                              (0.08)%
                                                                          --------



         Total net expenses(3)                                           0.20%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20       $82      $149       $348

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which, in turn, generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. In this regard, the long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. In addition, State costs for employee pensions have increased dramatically, while costs associated with Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and jobless recovery that has followed.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Capital Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               0.94%    1.06%



              *Year-to-date return as of June 30, 2005: 0.97%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:                     0.36%
         WORST: 3RD QUARTER 2003:                    0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         CAPITAL CLASS SHARES                                      1.06%     1.08%

      *THE INCEPTION DATE OF CAPITAL CLASS SHARES IS FEBRUARY 15, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Capital Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Capital Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Other expenses                                                  0.28%
                                                                          --------



         Total annual Fund operating expenses                            0.53%



         Fee waivers and/or reimbursements                              (0.33)%
                                                                          --------



         Total net expenses(3)                                           0.20%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Capital Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CAPITAL CLASS SHARES                    $20      $137      $263       $633

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        - must maintain an average dollar-weighted maturity of 90 days or less

        - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

        - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a

        Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transactions costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions. The Adviser uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%       0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%       0.12%



  NATIONS TREASURY RESERVES                                   0.15%       0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%       0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%       0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%       0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%       0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%       0.15%

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, Inc. a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

The Adviser and the Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.


In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


This prospectus offers Capital Class Shares of the Funds. Here are some general rules about this class of shares:

  - Capital Class Shares are available to eligible institutions and individuals on a direct basis or through certain financial institutions or intermediaries.

  - The minimum initial investment is $1,000,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary agent or custodian may no longer be eligible to purchase or hold Capital Class Shares.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Capital Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

    - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

    - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

    - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(PLUS SIGN DOLLAR         BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Capital Class Shares at net asset value per share.

        - We must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

            If we receive payment after this time, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.







 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(MINUS SIGN DOLLAR        SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that the Fund, Distributor, Transfer Agent or their agents receive your order in good form.

        - You can sell up to $100,000 of shares by telephone to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------


       EXCHANGING SHARES

       (ARROWS GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Capital Class Shares of a Fund for Capital Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

Distributions and taxes
(TAX DOLLAR GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of realized net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CAPITAL CLASS SHARES                         03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0158               0.0100               0.0161               0.0320
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0158)             (0.0100)             (0.0161)             (0.0320)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.59%                1.01%                1.63%                3.25%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $18,286,171          $24,767,958          $33,084,072          $39,231,604
  Ratio of operating expenses to average
    net assets(a)                                0.20%              0.20%(c)             0.20%(b)             0.20%(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.53%                1.01%                1.62%                2.92%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.27%                0.26%                0.26%                0.27%

                                               YEAR ENDED
  CAPITAL CLASS SHARES                          03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0628
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0628)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  6.46%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $20,037,526
  Ratio of operating expenses to average
    net assets(a)                                 0.20%
  Ratio of net investment income/(loss)
    to average net assets                         6.22%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.27%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CAPITAL CLASS SHARES                         03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0157               0.0098               0.0155               0.0311
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0157)             (0.0098)             (0.0155)             (0.0311)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.58%                0.98%                1.56%                3.16%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $7,148,040           $9,064,090           $10,092,837          $11,084,336
  Ratio of operating expenses to average
    net assets(a)                                0.20%                0.20%              0.20%(b)               0.20%
  Ratio of net investment income/(loss)
    to average net assets                        1.50%                0.98%                1.54%                2.85%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.27%                0.26%                0.26%                0.28%

                                               YEAR ENDED
  CAPITAL CLASS SHARES                          03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0625
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0625)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  6.43%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $6,103,253
  Ratio of operating expenses to average
    net assets(a)                               0.20%(b)
  Ratio of net investment income/(loss)
    to average net assets                         6.19%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.27%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CAPITAL CLASS SHARES                         03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0144               0.0093               0.0150               0.0302
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0144)             (0.0093)             (0.0150)             (0.0302)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.45%                0.94%                1.51%                3.06%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,570,292           $2,120,480           $2,560,626           $3,715,126
  Ratio of operating expenses to average
    net assets(a)                                0.20%                0.20%                0.20%                0.20%
  Ratio of net investment income/(loss)
    to average net assets                        1.41%                0.94%                1.52%                2.81%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.27%                0.26%                0.26%                0.27%

                                               YEAR ENDED
  CAPITAL CLASS SHARES                          03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0603
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0603)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  6.20%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,900,312
  Ratio of operating expenses to average
    net assets(a)                               0.20%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.99%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.27%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CAPITAL CLASS SHARES                         03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0152               0.0095               0.0151               0.0303
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0152)             (0.0095)             (0.0151)             (0.0303)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.53%                0.96%                1.52%                3.07%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,132,047           $1,289,052           $1,772,133           $1,818,554
  Ratio of operating expenses to average
    net assets(a)                                0.20%                0.20%                0.20%                0.20%
  Ratio of net investment income/(loss)
    to average net assets                        1.51%                0.96%                1.48%                2.70%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.27%                0.26%                0.27%                0.28%

                                               YEAR ENDED
  CAPITAL CLASS SHARES                          03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0615
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0615)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  6.32%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $852,138
  Ratio of operating expenses to average
    net assets(a)                               0.20%(b)
  Ratio of net investment income/(loss)
    to average net assets                         6.06%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.29%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  CAPITAL CLASS SHARES                         03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0128               0.0089               0.0127               0.0215
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0128)             (0.0089)             (0.0127)             (0.0215)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.28%                0.90%                1.28%                2.18%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $3,338,133           $1,988,042           $1,379,684            $456,528
  Ratio of operating expenses to average
    net assets                                   0.20%                0.20%                0.20%                0.20%
  Ratio of net investment income/(loss)
    to average net assets                        1.33%                0.88%                1.23%                2.03%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.28%                0.27%                0.28%                0.30%

                                               YEAR ENDED
  CAPITAL CLASS SHARES                          03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0392
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0392)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  3.99%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $145,248
  Ratio of operating expenses to average
    net assets                                    0.20%
  Ratio of net investment income/(loss)
    to average net assets                         3.93%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.29%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  CAPITAL CLASS SHARES                               03/31/05                         03/31/04
  Net asset value, beginning of period                 $1.00                            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0125                           0.0086
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0125)                         (0.0086)
  Net asset value, end of period                       $1.00                            $1.00
  TOTAL RETURN++                                       1.26%                            0.87%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)              $1,049,210                        $542,057
  Ratio of operating expenses to average
    net assets                                         0.20%                            0.20%
  Ratio of net investment income/(loss)
    to average net assets                              1.31%                            0.84%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             0.28%                            0.27%

                                                    PERIOD ENDED
  CAPITAL CLASS SHARES                                03/31/03*
  Net asset value, beginning of period                  $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0095
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0095)
  Net asset value, end of period                        $1.00
  TOTAL RETURN++                                        0.96%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $275,095
  Ratio of operating expenses to average
    net assets                                         0.20%+
  Ratio of net investment income/(loss)
    to average net assets                              1.13%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             0.28%+

* Nations Tax-Exempt Reserves Capital Class Shares commenced operations on June 13, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS CALIFORNIA TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  CAPITAL CLASS SHARES                         03/31/05            03/31/04            03/31/03            03/31/02
  Net asset value, beginning of period          $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0123              0.0083              0.0115              0.0199
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0123)            (0.0083)            (0.0115)            (0.0199)
  Net asset value, end of period                $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                1.24%               0.84%               1.17%               2.01%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $105,823            $169,317            $172,261            $102,040
  Ratio of operating expenses to average
    net assets                                  0.20%               0.20%               0.20%               0.20%
  Ratio of net investment income/(loss)
    to average net assets                       1.21%               0.83%               1.15%               1.38%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.28%               0.27%               0.27%               0.28%

                                              PERIOD ENDED
  CAPITAL CLASS SHARES                         03/31/01*
  Net asset value, beginning of period           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0153
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0153)
  Net asset value, end of period                 $1.00
  TOTAL RETURN++                                 1.54%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $30
  Ratio of operating expenses to average
    net assets                                   0.20%+
  Ratio of net investment income/(loss)
    to average net assets                        3.33%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.28%+

* Nations California Tax-Exempt Reserves Capital Class Shares commenced operations on October 3, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
  CAPITAL CLASS SHARES                            03/31/05                  03/31/04                  03/31/03
  Net asset value, beginning of period             $1.00                     $1.00                     $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0125                    0.0090                    0.0122
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0125)                  (0.0090)                  (0.0122)
  Net asset value, end of period                   $1.00                     $1.00                     $1.00
  TOTAL RETURN++                                   1.26%                     0.91%                     1.23%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $2,852                    $1,862                    $9,483
  Ratio of operating expenses to average
    net assets                                     0.20%                     0.20%                     0.13%
  Ratio of net investment income/(loss)
    to average net assets                          1.20%                     0.93%                     1.27%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         0.53%                     0.47%                     0.78%

                                                 PERIOD ENDED
  CAPITAL CLASS SHARES                            03/31/02*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.0013
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.0013)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    0.13%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)             $20,015
  Ratio of operating expenses to average
    net assets                                      0.20%+
  Ratio of net investment income/(loss)
    to average net assets                           1.03%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                          4.51%+

* Nations New York Tax-Exempt Reserves Capital Class Shares commenced operations on February 15, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CASH RESERVES -- CAPITAL CLASS SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.20%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.80%             $10,480.00        $ 20.48
       2           10.25%             $11,025.00              9.83%             $10,983.04        $ 21.46
       3           15.76%             $11,576.25             15.10%             $11,510.23        $ 22.49
       4           21.55%             $12,155.06             20.63%             $12,062.72        $ 23.57
       5           27.63%             $12,762.82             26.42%             $12,641.73        $ 24.70
       6           34.01%             $13,400.96             32.49%             $13,248.53        $ 25.89
       7           40.71%             $14,071.00             38.84%             $13,884.46        $ 27.13
       8           47.75%             $14,774.55             45.51%             $14,550.91        $ 28.44
       9           55.13%             $15,513.28             52.49%             $15,249.36        $ 29.80
      10           62.89%             $16,288.95             59.81%             $15,981.33        $ 31.23
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 5,981.33
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $255.20

NATIONS MONEY MARKET RESERVES -- CAPITAL CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.20%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.80%            $10,480.00      $ 20.48
       2           10.25%            $11,025.00              9.83%            $10,983.04      $ 21.46
       3           15.76%            $11,576.25             15.10%            $11,510.23      $ 22.49
       4           21.55%            $12,155.06             20.63%            $12,062.72      $ 23.57
       5           27.63%            $12,762.82             26.42%            $12,641.73      $ 24.70
       6           34.01%            $13,400.96             32.49%            $13,248.53      $ 25.89
       7           40.71%            $14,071.00             38.84%            $13,884.46      $ 27.13
       8           47.75%            $14,774.55             45.51%            $14,550.91      $ 28.44
       9           55.13%            $15,513.28             52.49%            $15,249.36      $ 29.80
      10           62.89%            $16,288.95             59.81%            $15,981.33      $ 31.23
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,981.33
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $255.20

NATIONS TREASURY RESERVES -- CAPITAL CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.20%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.80%            $10,480.00       $ 20.48
       2           10.25%            $11,025.00             9.83%            $10,983.04       $ 21.46
       3           15.76%            $11,576.25            15.10%            $11,510.23       $ 22.49
       4           21.55%            $12,155.06            20.63%            $12,062.72       $ 23.57
       5           27.63%            $12,762.82            26.42%            $12,641.73       $ 24.70
       6           34.01%            $13,400.96            32.49%            $13,248.53       $ 25.89
       7           40.71%            $14,071.00            38.84%            $13,884.46       $ 27.13
       8           47.75%            $14,774.55            45.51%            $14,550.91       $ 28.44
       9           55.13%            $15,513.28            52.49%            $15,249.36       $ 29.80
      10           62.89%            $16,288.95            59.81%            $15,981.33       $ 31.23
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,981.33
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $255.20

NATIONS GOVERNMENT RESERVES -- CAPITAL CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.20%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.80%            $10,480.00      $ 20.48
       2           10.25%            $11,025.00             9.83%            $10,983.04      $ 21.46
       3           15.76%            $11,576.25            15.10%            $11,510.23      $ 22.49
       4           21.55%            $12,155.06            20.63%            $12,062.72      $ 23.57
       5           27.63%            $12,762.82            26.42%            $12,641.73      $ 24.70
       6           34.01%            $13,400.96            32.49%            $13,248.53      $ 25.89
       7           40.71%            $14,071.00            38.84%            $13,884.46      $ 27.13
       8           47.75%            $14,774.55            45.51%            $14,550.91      $ 28.44
       9           55.13%            $15,513.28            52.49%            $15,249.36      $ 29.80
      10           62.89%            $16,288.95            59.81%            $15,981.33      $ 31.23
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,981.33
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $255.20

NATIONS MUNICIPAL RESERVES -- CAPITAL CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.20%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.80%            $10,480.00      $ 20.48
       2           10.25%            $11,025.00             9.83%            $10,983.04      $ 21.46
       3           15.76%            $11,576.25            15.10%            $11,510.23      $ 22.49
       4           21.55%            $12,155.06            20.63%            $12,062.72      $ 23.57
       5           27.63%            $12,762.82            26.42%            $12,641.73      $ 24.70
       6           34.01%            $13,400.96            32.49%            $13,248.53      $ 25.89
       7           40.71%            $14,071.00            38.84%            $13,884.46      $ 27.13
       8           47.75%            $14,774.55            45.51%            $14,550.91      $ 28.44
       9           55.13%            $15,513.28            52.49%            $15,249.36      $ 29.80
      10           62.89%            $16,288.95            59.81%            $15,981.33      $ 31.23
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,981.33
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $255.20

NATIONS TAX-EXEMPT RESERVES -- CAPITAL CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.20%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.80%            $10,480.00      $ 20.48
       2           10.25%            $11,025.00              9.83%            $10,983.04      $ 21.46
       3           15.76%            $11,576.25             15.10%            $11,510.23      $ 22.49
       4           21.55%            $12,155.06             20.63%            $12,062.72      $ 23.57
       5           27.63%            $12,762.82             26.42%            $12,641.73      $ 24.70
       6           34.01%            $13,400.96             32.49%            $13,248.53      $ 25.89
       7           40.71%            $14,071.00             38.84%            $13,884.46      $ 27.13
       8           47.75%            $14,774.55             45.51%            $14,550.91      $ 28.44
       9           55.13%            $15,513.28             52.49%            $15,249.36      $ 29.80
      10           62.89%            $16,288.95             59.81%            $15,981.33      $ 31.23
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,981.33
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $255.20

NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- CAPITAL CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.20%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.80%            $10,480.00      $ 20.48
       2           10.25%            $11,025.00             9.83%            $10,983.04      $ 21.46
       3           15.76%            $11,576.25            15.10%            $11,510.23      $ 22.49
       4           21.55%            $12,155.06            20.63%            $12,062.72      $ 23.57
       5           27.63%            $12,762.82            26.42%            $12,641.73      $ 24.70
       6           34.01%            $13,400.96            32.49%            $13,248.53      $ 25.89
       7           40.71%            $14,071.00            38.84%            $13,884.46      $ 27.13
       8           47.75%            $14,774.55            45.51%            $14,550.91      $ 28.44
       9           55.13%            $15,513.28            52.49%            $15,249.36      $ 29.80
      10           62.89%            $16,288.95            59.81%            $15,981.33      $ 31.23
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,981.33
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $255.20

NATIONS NEW YORK TAX-EXEMPT RESERVES -- CAPITAL CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.20%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.80%            $10,480.00      $ 20.48
       2           10.25%            $11,025.00              9.83%            $10,983.04      $ 21.46
       3           15.76%            $11,576.25             15.10%            $11,510.23      $ 22.49
       4           21.55%            $12,155.06             20.63%            $12,062.72      $ 23.57
       5           27.63%            $12,762.82             26.42%            $12,641.73      $ 24.70
       6           34.01%            $13,400.96             32.49%            $13,248.53      $ 25.89
       7           40.71%            $14,071.00             38.84%            $13,884.46      $ 27.13
       8           47.75%            $14,774.55             45.51%            $14,550.91      $ 28.44
       9           55.13%            $15,513.28             52.49%            $15,249.36      $ 29.80
      10           62.89%            $16,288.95             59.81%            $15,981.33      $ 31.23
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,981.33
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $255.20

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.353.0828 (Institutional Investors)
                       1.800.345.6611 (Individual Investors)

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


--------------------------------------------------------------------------------
SEC file number:
Nations Funds Trust, 811-09645
CAPITAL-0805
--------------------------------------------------------------------------------


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Institutional Class Shares
                August 1, 2005
(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS TAX-EXEMPT RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES
NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 67.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Institutional Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

ABOUT THE FUNDS
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 45.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    8
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       12
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     17
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      22
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     27
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          32
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            37
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     43
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       45

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         47
     How orders are processed                                   48
  Shareholder administration fees                               52
  Distributions and taxes                                       53
  Legal matters                                                 56
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            57
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            62
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   67
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               4.18%    1.77%    1.05%    1.21%



              *Year-to-date return as of June 30, 2005: 1.26%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.43%
         WORST: 2ND QUARTER 2004:         0.22%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                                LIFE OF
                                                                 1 YEAR          FUND*
         INSTITUTIONAL CLASS SHARES                              1.21%          2.12%




      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 30, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Institutional Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.02%
                                                                     -----------



         Total annual Fund operating expenses                           0.31%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                     -----------



         Total net expenses(3)                                          0.24%
                                                                     ===========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $93      $167       $386

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               4.11%    1.69%    1.01%    1.20%



              *Year-to-date return as of June 30, 2005: 1.25%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.42%
         WORST: 2ND QUARTER 2004:         0.22%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                                LIFE OF
                                                                 1 YEAR         FUND*
         INSTITUTIONAL CLASS SHARES                              1.20%           2.13%




      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 17, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Institutional Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.02%
                                                                     -----------



         Total annual Fund operating expenses                           0.31%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                     -----------



         Total net expenses(3)                                          0.24%
                                                                     ===========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $93      $167       $386

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPH GRAPHIC)    PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               3.94%    1.65%    0.98%    1.11%



              *Year-to-date return as of June 30, 2005: 1.16%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.36%
         WORST: 2ND QUARTER 2004:         0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                                1.11%     2.04%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 21, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Institutional Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.02%
                                                                     -----------



         Total annual Fund operating expenses                           0.31%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                     -----------



         Total net expenses(3)                                          0.24%
                                                                     ===========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $93      $167       $386

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPH GRAPHIC)    PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               4.02%    1.63%    1.00%    1.16%



              *Year-to-date return as of June 30, 2005: 1.21%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:           1.39%
         WORST: 2ND QUARTER 2004:          0.21%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                                1.16%    2.07%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 21, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Institutional Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.02%
                                                                     -----------



         Total annual Fund operating expenses                           0.31%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                     -----------



         Total net expenses(3)                                          0.24%
                                                                     ===========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $93      $167       $386

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPH GRAPHIC)    PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BARCHART GRAPHIC) A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               1.97%    1.32%    0.91%    1.03%



              *Year-to-date return as of June 30, 2005: 0.97%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          0.64%



         WORST: 1ST QUARTER 2004:         0.19%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                                1.03%     1.38%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 21, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Institutional Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.03%
                                                                     -----------



         Total annual Fund operating expenses                           0.32%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                     -----------



         Total net expenses(3)                                          0.24%
                                                                     ===========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006, and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $95      $172       $398

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPH GRAPHIC)    PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               0.87%    1.00%



              *Year-to-date return as of June 30, 2005: 0.95%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:          0.36%
         WORST: 3RD QUARTER 2003:         0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                                1.00%     1.00%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS JUNE 18, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Institutional Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                       Institutional Class
         (Fees paid directly from your investment)                    Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                            0.25%



         Shareholder administration fees                               0.04%



         Other expenses                                                0.03%
                                                                    -----------



         Total annual Fund operating expenses                          0.32%



         Fee waivers and/or reimbursements                            (0.08)%
                                                                    -----------



         Total net expenses(3)                                         0.24%
                                                                    ===========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $95      $172       $398

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPH GRAPHIC)    PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which, in turn, generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. The current finances of California and its municipalities have improved during fiscal year 2004-05, in part due to an improved economy and higher employment rates, which increased tax revenue. California remains the state with the lowest credit rating, however. The Governor's Budget for 2005-06 projects a $6 billion deficit due to structural spending imbalances. The Governor proposes to cut program spending and to shift responsibility for certain obligations to make up the shortfall, but as of June 15, the State Legislature had not approved a final budget for the 2005-06 fiscal year. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2002     2003     2004
               ----     ----     ----
               0.86%    0.83%    0.98%



              *Year-to-date return as of June 30, 2005: 0.95%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:          0.35%
         WORST: 1ST QUARTER 2002:         0.00%*

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                                0.98%     0.88%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS MARCH 28, 2001,
       HOWEVER, DURING THE PERIOD REFLECTED IN THE WORST QUARTERLY RETURN DISCLOSURE THE FUND EXPERIENCED STATIC PERFORMANCE DUE TO A NOMINAL ASSET LEVEL.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Institutional Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.03%
                                                                     -----------



         Total annual Fund operating expenses                           0.32%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                     -----------



         Total net expenses(3)                                          0.24%
                                                                     ===========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $95      $172       $398

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(GRAPH GRAPHIC)    PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which, in turn, generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. In this regard, the long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. In addition, State costs for employee pensions have increased dramatically, while costs associated with Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and jobless recovery that has followed.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.
--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               n/a*     1.02%



              *Year-to-date return as of June 30, 2005: 0.95%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:           0.35%
         WORST: 1ST QUARTER 2004:          0.21%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                               1.02%    0.82%




      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS FEBRUARY 15, 2002.
       FROM DECEMBER 22, 2002 TO AUGUST 25, 2003 PERFORMANCE COULD NOT BE CALCULATED FOR THIS CLASS DUE TO NOMINAL ASSET LEVELS.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Institutional Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

                                                                     Institutional Class
         SHAREHOLDER FEES (Fees paid directly from your investment)         Shares
         Maximum sales charge (load) imposed on purchases                    N/A



         Maximum deferred sales charge (load)                                N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                                 0.25%



         Shareholder administration fees                                    0.04%



         Other expenses                                                     0.28%
                                                                         ------------



         Total annual Fund operating expenses                               0.57%



         Fee waivers and/or reimbursements                                 (0.33)%
                                                                         ------------



         Total net expenses(3)                                              0.24%
                                                                         ============

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25      $149      $285       $682

Other important information
(GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        - must maintain an average dollar-weighted maturity of 90 days or less

        - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

        - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a

        Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transactions costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions. The Adviser uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%        0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%        0.15%

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, Inc. a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly. The Funds also pay shareholder administration fees to Columbia Management Advisors, Inc., its affiliates and/or other financial institutions and intermediaries for providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------

This prospectus offers Institutional Class Shares of the Funds. Here are some general rules about this class of shares:

  - Institutional Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class may be used in connection with specific Cash Management Services programs, including programs designed for certain sweep account customers of Bank of America. This class of shares may be offered by:

    - Bank of America and certain of its affiliates

    - certain other financial institutions and intermediaries, including financial planners and investment advisers.

  - The minimum initial investment is $750,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Institutional Class Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Institutional Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

Investors that purchase shares through financial institutions in connection with Cash Management Services programs may incur account-level fees in addition to the fees disclosed in this prospectus. These investors should review their Cash Management Services program disclosure documents for information regarding additional fees.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

    - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

    - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

    - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(PLUS DOLLAR SIGN  BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Institutional Class Shares at net asset value per share.

        - We must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

             If we receive payment after this time, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

             - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

             - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(MINUS DOLLAR SIGN GRAPHIC)              SELLING SHARES

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that the Fund, Distributor, Transfer Agent or their agents receive your order in good form.

        - You can sell up to $100,000 of shares by telephone to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(ARROWS GRAPHIC)   EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Institutional Class Shares of a Fund for Institutional Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

Shareholder administration fees
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

FINANCIAL INSTITUTIONS AND INTERMEDIARIES MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.
--------------------------------------------------------------------------------


The Adviser, its affiliates and/or other financial institutions and intermediaries may receive a maximum annual shareholder administration fee of 0.04% of the average daily net assets of Institutional Class Shares of the Funds under a shareholder administration plan.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to eligible financial institutions and intermediaries for as long as the plan continues. We may reduce or discontinue payments at any time.

The Adviser and the Distributor may pay significant amounts from their own assets to servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your servicing agent.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU
REINVEST YOUR DISTRIBUTIONS.
--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of realized net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

LEGAL MATTERS

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

FINANCIAL HIGHLIGHTS
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CASH RESERVES    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/05            03/31/04            03/31/03           03/31/02
  Net asset value, beginning of period          $1.00               $1.00               $1.00              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0154              0.0096              0.0158             0.0316
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0154)            (0.0096)            (0.0158)           (0.0316)
  Net asset value, end of period                $1.00               $1.00               $1.00              $1.00
  TOTAL RETURN++                                1.55%               0.97%               1.59%              3.21%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $4,869,930          $5,350,799          $4,541,350         $3,257,737
  Ratio of operating expenses to average
    net assets(a)                               0.24%              0.24%(c)            0.24%(b)           0.24%(b)
  Ratio of net investment income/(loss)
    to average net assets                       1.52%               0.97%               1.58%              2.88%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   0.31%               0.30%               0.30%              0.31%

                                              PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/01*
  Net asset value, beginning of period           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0192
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0192)
  Net asset value, end of period                 $1.00
  TOTAL RETURN++                                 1.90%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $651,116
  Ratio of operating expenses to average
    net assets(a)                                0.24%+
  Ratio of net investment income/(loss)
    to average net assets                        6.18%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.31%+

* Nations Cash Reserves Institutional Class Shares commenced operations on November 30, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS MONEY MARKET RESERVES     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/05            03/31/04            03/31/03            03/31/02
  Net asset value, beginning of period          $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0153              0.0094              0.0151              0.0307
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0153)            (0.0094)            (0.0151)            (0.0307)
  Net asset value, end of period                $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                1.54%               0.94%               1.52%               3.12%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)        $1,915,745           $937,474            $721,023            $535,650
  Ratio of operating expenses to average
    net assets(a)                               0.24%               0.24%              0.24%(b)             0.24%
  Ratio of net investment income/(loss)
    to average net assets                       1.59%               0.94%               1.50%               2.81%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   0.31%               0.30%               0.30%               0.32%

                                              PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/01*
  Net asset value, beginning of period           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0221
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0221)
  Net asset value, end of period                 $1.00
  TOTAL RETURN++                                 2.23%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $574,968
  Ratio of operating expenses to average
    net assets(a)                              0.24%+(b)
  Ratio of net investment income/(loss)
    to average net assets                        6.15%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.31%+

* Nations Money Market Reserves Institutional Class Shares commenced operations on November 17, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/05            03/31/04            03/31/03           03/31/02
  Net asset value, beginning of period          $1.00               $1.00               $1.00              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0140              0.0089              0.0146             0.0298
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0140)            (0.0089)            (0.0146)           (0.0298)
  Net asset value, end of period                $1.00               $1.00               $1.00              $1.00
  TOTAL RETURN++                                1.41%               0.90%               1.47%              3.02%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $439,022            $498,188            $538,719           $383,265
  Ratio of operating expenses to average
    net assets(a)                               0.24%               0.24%               0.24%              0.24%
  Ratio of net investment income/(loss)
    to average net assets                       1.42%               0.90%               1.48%              2.77%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   0.31%               0.30%               0.30%              0.31%

                                              PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/01*
  Net asset value, beginning of period           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0206
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0206)
  Net asset value, end of period                 $1.00
  TOTAL RETURN++                                 2.08%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $29,572
  Ratio of operating expenses to average
    net assets(a)                              0.24%+(b)
  Ratio of net investment income/(loss)
    to average net assets                        5.95%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.31%+

* Nations Treasury Reserves Institutional Class Shares commenced operations on November 21, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/05            03/31/04            03/31/03           03/31/02
  Net asset value, beginning of period          $1.00               $1.00               $1.00              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0148              0.0091              0.0147             0.0299
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0148)            (0.0091)            (0.0147)           (0.0299)
  Net asset value, end of period                $1.00               $1.00               $1.00              $1.00
  TOTAL RETURN++                                1.49%               0.92%               1.48%              3.03%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $186,374            $438,059            $81,814            $86,551
  Ratio of operating expenses to average
    net assets(a)                               0.24%               0.24%               0.24%              0.24%
  Ratio of net investment income/(loss)
    to average net assets                       1.45%               0.92%               1.44%              2.66%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                   0.31%               0.30%               0.31%              0.32%

                                              PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/01*
  Net asset value, beginning of period           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0210
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0210)
  Net asset value, end of period                 $1.00
  TOTAL RETURN++                                 2.12%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $260,087
  Ratio of operating expenses to average
    net assets(a)                                0.24%+
  Ratio of net investment income/(loss)
    to average net assets                        6.02%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.33%+

* Nations Government Reserves Institutional Class Shares commenced operations on November 21, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MUNICIPAL RESERVES  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/05            03/31/04            03/31/03            03/31/02
  Net asset value, beginning of period          $1.00               $1.00               $1.00               $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0124              0.0085              0.0123              0.0163
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0124)            (0.0085)            (0.0123)            (0.0163)
  Net asset value, end of period                $1.00               $1.00               $1.00               $1.00
  TOTAL RETURN++                                1.24%               0.86%               1.24%               1.64%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $871,984            $479,770            $204,206            $85,432
  Ratio of operating expenses to average
    net assets                                  0.24%               0.24%               0.24%               0.24%
  Ratio of net investment income/(loss)
    to average net assets                       1.33%               0.84%               1.19%               1.99%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                      0.32%               0.31%               0.32%               0.34%

                                              PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/01*
  Net asset value, beginning of period           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0110
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0110)
  Net asset value, end of period                 $1.00
  TOTAL RETURN++                                 1.10%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $16,116
  Ratio of operating expenses to average
    net assets                                   0.24%+
  Ratio of net investment income/(loss)
    to average net assets                        3.89%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.33%+

* Nations Municipal Reserves Institutional Class Shares commenced operations on November 21, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS TAX-EXEMPT RESERVES  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                      YEAR ENDED
  INSTITUTIONAL CLASS SHARES                         03/31/05                        03/31/04
  Net asset value, beginning of period                $1.00                           $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0121                          0.0082
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0121)                        (0.0082)
  Net asset value, end of period                      $1.00                           $1.00
  TOTAL RETURN++                                      1.22%                           0.82%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $89,811                         $68,512
  Ratio of operating expenses to average
    net assets                                        0.24%                           0.24%
  Ratio of net investment income/(loss)
    to average net assets                             1.23%                           0.80%
  Ratio of expenses to average net assets
    without waivers and/or expense
    reimbursements                                    0.32%                           0.31%

                                                    PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                         03/31/03*
  Net asset value, beginning of period                 $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0090
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0090)
  Net asset value, end of period                       $1.00
  TOTAL RETURN++                                       0.91%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $23,348
  Ratio of operating expenses to average
    net assets                                         0.24%+
  Ratio of net investment income/(loss)
    to average net assets                              1.09%+
  Ratio of expenses to average net assets
    without waivers and/or expense
    reimbursements                                     0.32%+

* Nations Tax-Exempt Reserves Institutional Class Shares commenced operations on June 18, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS CALIFORNIA TAX-EXEMPT FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD RESERVES

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  INSTITUTIONAL CLASS SHARES                   03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0119               0.0079               0.0106               0.0061
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0119)             (0.0079)             (0.0106)             (0.0061)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.20%                0.80%                1.08%                0.63%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $83,596             $126,531              $1,537                $ --#
  Ratio of operating expenses to average
    net assets                                   0.24%                0.24%                0.24%                0.24%
  Ratio of net investment income/(loss)
    to average net assets                        1.16%                0.79%                1.11%                1.34%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.32%                0.31%                0.31%                0.32%

                                              PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                    03/31/01*
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0003
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0003)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  0.03%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $1,000
  Ratio of operating expenses to average
    net assets                                   0.24%+
  Ratio of net investment income/(loss)
    to average net assets                        3.29%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.32%+

* Nations California Tax-Exempt Reserves Institutional Class Shares commenced operations on March 28, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

NATIONS NEW YORK TAX-EXEMPT   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
RESERVES

                                                 YEAR ENDED                YEAR ENDED               PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                      03/31/05                03/31/04***                12/22/02**
  Net asset value, beginning of period             $1.00                     $1.00                     $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                     0.0121                    0.0050                    0.0091
  LESS DISTRIBUTIONS:
  Dividends from net investment income            (0.0121)                  (0.0050)                  (0.0091)
  Net asset value, end of period                   $1.00                     $1.00                     $1.00
  TOTAL RETURN++                                   1.22%                     0.50%                     0.91%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)            $74,101                   $48,222                     $--#
  Ratio of operating expenses to average
    net assets                                     0.24%                     0.24%                     0.17%+
  Ratio of net investment income/(loss)
    to average net assets                          1.30%                     0.89%                     1.23%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                         0.57%                     0.53%                     0.82%+

                                                 PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                      03/31/02*
  Net asset value, beginning of period              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                      0.0013
  LESS DISTRIBUTIONS:
  Dividends from net investment income             (0.0013)
  Net asset value, end of period                    $1.00
  TOTAL RETURN++                                    1.16%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $1
  Ratio of operating expenses to average
    net assets                                      0.24%+
  Ratio of net investment income/(loss)
    to average net assets                           0.99%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                          4.55%+

* Nations New York Tax-Exempt Reserves Institutional Class Shares commenced on February 15, 2002.
** Nations New York Tax-Exempt Reserves Institutional Class Shares were fully redeemed on December 22, 2002.
*** Nations New York Tax-Exempt Reserves Institutional Class Shares recommenced operations on August 25, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CASH RESERVES -- INSTITUTIONAL CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.24%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.76%            $10,476.00      $ 24.57
       2           10.25%            $11,025.00              9.75%            $10,974.66      $ 25.74
       3           15.76%            $11,576.25             14.97%            $11,497.05      $ 26.97
       4           21.55%            $12,155.06             20.44%            $12,044.31      $ 28.25
       5           27.63%            $12,762.82             26.18%            $12,617.62      $ 29.59
       6           34.01%            $13,400.96             32.18%            $13,218.22      $ 31.00
       7           40.71%            $14,071.00             38.47%            $13,847.41      $ 32.48
       8           47.75%            $14,774.55             45.07%            $14,506.54      $ 34.02
       9           55.13%            $15,513.28             51.97%            $15,197.05      $ 35.64
      10           62.89%            $16,288.95             59.20%            $15,920.43      $ 37.34
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,920.43
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $305.61

NATIONS MONEY MARKET RESERVES -- INSTITUTIONAL CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.24%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.76%            $10,476.00      $ 24.57
       2           10.25%            $11,025.00             9.75%            $10,974.66      $ 25.74
       3           15.76%            $11,576.25            14.97%            $11,497.05      $ 26.97
       4           21.55%            $12,155.06            20.44%            $12,044.31      $ 28.25
       5           27.63%            $12,762.82            26.18%            $12,617.62      $ 29.59
       6           34.01%            $13,400.96            32.18%            $13,218.22      $ 31.00
       7           40.71%            $14,071.00            38.47%            $13,847.41      $ 32.48
       8           47.75%            $14,774.55            45.07%            $14,506.54      $ 34.02
       9           55.13%            $15,513.28            51.97%            $15,197.05      $ 35.64
      10           62.89%            $16,288.95            59.20%            $15,920.43      $ 37.34
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $305.61

NATIONS TREASURY RESERVES -- INSTITUTIONAL CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.24%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.76%            $10,476.00      $ 24.57
       2           10.25%            $11,025.00             9.75%            $10,974.66      $ 25.74
       3           15.76%            $11,576.25            14.97%            $11,497.05      $ 26.97
       4           21.55%            $12,155.06            20.44%            $12,044.31      $ 28.25
       5           27.63%            $12,762.82            26.18%            $12,617.62      $ 29.59
       6           34.01%            $13,400.96            32.18%            $13,218.22      $ 31.00
       7           40.71%            $14,071.00            38.47%            $13,847.41      $ 32.48
       8           47.75%            $14,774.55            45.07%            $14,506.54      $ 34.02
       9           55.13%            $15,513.28            51.97%            $15,197.05      $ 35.64
      10           62.89%            $16,288.95            59.20%            $15,920.43      $ 37.34
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,920.43
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $305.61

NATIONS GOVERNMENT RESERVES -- INSTITUTIONAL CLASS SHARES

       ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.24%                             $10,000.00                             5%
                  CUMULATIVE      HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
              RETURN BEFORE FEES  END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR        AND EXPENSES      FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1             5.00%            $10,500.00             4.76%            $10,476.00      $ 24.57
       2            10.25%            $11,025.00             9.75%            $10,974.66      $ 25.74
       3            15.76%            $11,576.25            14.97%            $11,497.05      $ 26.97
       4            21.55%            $12,155.06            20.44%            $12,044.31      $ 28.25
       5            27.63%            $12,762.82            26.18%            $12,617.62      $ 29.59
       6            34.01%            $13,400.96            32.18%            $13,218.22      $ 31.00
       7            40.71%            $14,071.00            38.47%            $13,847.41      $ 32.48
       8            47.75%            $14,774.55            45.07%            $14,506.54      $ 34.02
       9            55.13%            $15,513.28            51.97%            $15,197.05      $ 35.64
      10            62.89%            $16,288.95            59.20%            $15,920.43      $ 37.34
     TOTAL GAIN BEFORE FEES &
              EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
              EXPENSES                                                        $ 5,920.43
   TOTAL ANNUAL FEES & EXPENSES
                PAID                                                                          $305.61

NATIONS MUNICIPAL RESERVES -- INSTITUTIONAL CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.24%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.76%            $10,476.00      $ 24.57
       2           10.25%            $11,025.00              9.75%            $10,974.66      $ 25.74
       3           15.76%            $11,576.25             14.97%            $11,497.05      $ 26.97
       4           21.55%            $12,155.06             20.44%            $12,044.31      $ 28.25
       5           27.63%            $12,762.82             26.18%            $12,617.62      $ 29.59
       6           34.01%            $13,400.96             32.18%            $13,218.22      $ 31.00
       7           40.71%            $14,071.00             38.47%            $13,847.41      $ 32.48
       8           47.75%            $14,774.55             45.07%            $14,506.54      $ 34.02
       9           55.13%            $15,513.28             51.97%            $15,197.05      $ 35.64
      10           62.89%            $16,288.95             59.20%            $15,920.43      $ 37.34
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,920.43
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $305.61

NATIONS TAX-EXEMPT RESERVES -- INSTITUTIONAL CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.24%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.76%            $10,476.00      $ 24.57
       2           10.25%            $11,025.00             9.75%            $10,974.66      $ 25.74
       3           15.76%            $11,576.25            14.97%            $11,497.05      $ 26.97
       4           21.55%            $12,155.06            20.44%            $12,044.31      $ 28.25
       5           27.63%            $12,762.82            26.18%            $12,617.62      $ 29.59
       6           34.01%            $13,400.96            32.18%            $13,218.22      $ 31.00
       7           40.71%            $14,071.00            38.47%            $13,847.41      $ 32.48
       8           47.75%            $14,774.55            45.07%            $14,506.54      $ 34.02
       9           55.13%            $15,513.28            51.97%            $15,197.05      $ 35.64
      10           62.89%            $16,288.95            59.20%            $15,920.43      $ 37.34
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,920.43
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $305.61

NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- INSTITUTIONAL CLASS SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.24%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.76%             $10,476.00        $ 24.57
       2           10.25%             $11,025.00              9.75%             $10,974.66        $ 25.74
       3           15.76%             $11,576.25             14.97%             $11,497.05        $ 26.97
       4           21.55%             $12,155.06             20.44%             $12,044.31        $ 28.25
       5           27.63%             $12,762.82             26.18%             $12,617.62        $ 29.59
       6           34.01%             $13,400.96             32.18%             $13,218.22        $ 31.00
       7           40.71%             $14,071.00             38.47%             $13,847.41        $ 32.48
       8           47.75%             $14,774.55             45.07%             $14,506.54        $ 34.02
       9           55.13%             $15,513.28             51.97%             $15,197.05        $ 35.64
      10           62.89%             $16,288.95             59.20%             $15,920.43        $ 37.34
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 5,920.43
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $305.61

NATIONS NEW YORK TAX-EXEMPT RESERVES -- INSTITUTIONAL CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.24%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.76%            $10,476.00      $ 24.57
       2           10.25%            $11,025.00              9.75%            $10,974.66      $ 25.74
       3           15.76%            $11,576.25             14.97%            $11,497.05      $ 26.97
       4           21.55%            $12,155.06             20.44%            $12,044.31      $ 28.25
       5           27.63%            $12,762.82             26.18%            $12,617.62      $ 29.59
       6           34.01%            $13,400.96             32.18%            $13,218.22      $ 31.00
       7           40.71%            $14,071.00             38.47%            $13,847.41      $ 32.48
       8           47.75%            $14,774.55             45.07%            $14,506.54      $ 34.02
       9           55.13%            $15,513.28             51.97%            $15,197.05      $ 35.64
      10           62.89%            $16,288.95             59.20%            $15,920.43      $ 37.34
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,920.43
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $305.61

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)
You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.353.0828

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
INST-0805


                                                            (NATIONS FUNDS LOGO)

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Institutional Class Shares
                August 1, 2005
(WHITE BAR)



NATIONS CASH RESERVES

NATIONS MONEY MARKET RESERVES

NATIONS TREASURY RESERVES

NATIONS GOVERNMENT RESERVES

NATIONS MUNICIPAL RESERVES

NATIONS TAX-EXEMPT RESERVES

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 67.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Institutional Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call your investment professional at 1.800.303.7371.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

ABOUT THE FUNDS
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP AND THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 45.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    8
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       12
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     17
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      22
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     27
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          32
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            37
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     43
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       45

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         47
  Shareholder administration fees                               52
  Distributions and taxes                                       53
  Legal matters                                                 56
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            57
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            62
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   67
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team portfolio management believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------

 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART]

               2001     2002     2003     2004
               ----     ----     ----     ----
               4.18%    1.77%    1.05%    1.21%



              *Year-to-date return as of June 30, 2005: 1.26%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.43%
         WORST: 2ND QUARTER 2004:         0.22%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                                LIFE OF
                                                                 1 YEAR          FUND*
         INSTITUTIONAL CLASS SHARES                              1.21%          2.12%




      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 30, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Institutional Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.02%
                                                                     -----------



         Total annual Fund operating expenses                           0.31%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                     -----------



         Total net expenses(3)                                          0.24%
                                                                     ===========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------

      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $93      $167       $386

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               4.11%    1.69%    1.01%    1.20%



              *Year-to-date return as of June 30, 2005: 1.25%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.42%
         WORST: 2ND QUARTER 2004:         0.22%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                                LIFE OF
                                                                 1 YEAR          FUND*
         INSTITUTIONAL CLASS SHARES                              1.20%           2.13%




      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 17, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Institutional Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.02%
                                                                     -----------



         Total annual Fund operating expenses                           0.31%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                     -----------



         Total net expenses(3)                                          0.24%
                                                                     ===========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $93      $167       $386

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               3.94%    1.65%    0.96%    1.11%



              *Year-to-date return as of June 30, 2005: 1.16%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:          1.36%
         WORST: 2ND QUARTER 2004:         0.20%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                                LIFE OF
                                                                 1 YEAR          FUND*
         INSTITUTIONAL CLASS SHARES                              1.11%           2.04%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 21, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Institutional Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.02%
                                                                     -----------



         Total annual Fund operating expenses                           0.31%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                     -----------



         Total net expenses(3)                                          0.24%
                                                                     ===========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $93      $167       $386

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S.
                   government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               4.02%    1.63%    1.00%    1.16%



              *Year-to-date return as of June 30, 2005: 1.21%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:           1.39%
         WORST: 2ND QUARTER 2004:          0.21%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                                LIFE OF
                                                                 1 YEAR          FUND*
         INSTITUTIONAL CLASS SHARES                              1.16%          2.07%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 21, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Institutional Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.02%
                                                                     -----------



         Total annual Fund operating expenses                           0.31%



         Fee waivers and/or reimbursements                             (0.07)%
                                                                     -----------



         Total net expenses(3)                                          0.24%
                                                                     ===========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $93      $167       $386

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BARCHART GRAPHIC) A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2001     2002     2003     2004
               ----     ----     ----     ----
               1.97%    1.32%    0.91%    1.03%



              *Year-to-date return as of June 30, 2005: 0.97%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 1ST QUARTER 2001:           0.64%
         WORST: 1ST QUARTER 2004:          0.19%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                                     1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                                  1.03%     1.38%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS NOVEMBER 21, 2000.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Institutional Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.03%
                                                                     -----------



         Total annual Fund operating expenses                           0.32%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                     -----------



         Total net expenses(3)                                          0.24%
                                                                     ===========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------

      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006, and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $95      $172       $398

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               0.87%    1.00%



              *Year-to-date return as of June 30, 2005: 0.95%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:                  0.36%
         WORST: 3RD QUARTER 2003:                 0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                                1.00%     1.00%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS JUNE 18, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER THAT FEES YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Institutional Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                       Institutional Class
         (Fees paid directly from your investment)                    Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                            0.25%



         Shareholder administration fees                               0.04%



         Other expenses                                                0.03%
                                                                    -----------



         Total annual Fund operating expenses                          0.32%



         Fee waivers and/or reimbursements                            (0.08)%
                                                                    -----------



         Total net expenses(3)                                         0.24%
                                                                    ===========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $95      $172       $398

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which, in turn, generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. The current finances of California and its municipalities have improved during fiscal year 2004-05, in part due to an improved economy and higher employment rates, which increased tax revenue. California remains the state with the lowest credit rating, however. The Governor's Budget for 2005-06 projects a $6 billion deficit due to structural spending imbalances. The Governor proposes to cut program spending and to shift responsibility for certain obligations to make up the shortfall, but as of June 15, the State Legislature had not approved a final budget for the 2005-06 fiscal year. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2002     2003     2004
               ----     ----     ----
               0.86%    0.83%    0.98%



              *Year-to-date return as of June 30, 2005: 0.95%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:          0.35%
         WORST: 1ST QUARTER 2002:         0.00%*

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                                     1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                                  0.98%     0.88%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS MARCH 28, 2001,
       HOWEVER, DURING THE PERIOD REFLECTED IN THE WORST QUARTERLY RETURN DISCLOSURE THE FUND EXPERIENCED STATIC PERFORMANCE DUE TO A NOMINAL ASSET LEVEL.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Institutional Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                        Institutional Class
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                N/A



         Maximum deferred sales charge (load)                            N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.25%



         Shareholder administration fees                                0.04%



         Other expenses                                                 0.03%
                                                                     -----------



         Total annual Fund operating expenses                           0.32%



         Fee waivers and/or reimbursements                             (0.08)%
                                                                     -----------



         Total net expenses(3)                                          0.24%
                                                                     ===========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25       $95      $172       $398

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 45.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which, in turn, generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. In this regard, the long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. In addition, State costs for employee pensions have increased dramatically, while costs associated with Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and jobless recovery that has followed.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL YOUR INVESTMENT PROFESSIONAL AT 1.800.303.7371 FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Institutional Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               n/a*     1.02%



              *Year-to-date return as of June 30, 2005: 0.95%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:          0.35%
         WORST: 1ST QUARTER 2004:         0.21%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         INSTITUTIONAL CLASS SHARES                                1.02%     0.82%

      *THE INCEPTION DATE OF INSTITUTIONAL CLASS SHARES IS FEBRUARY 15, 2002.
       FROM DECEMBER 22, 2002 TO AUGUST 25, 2003 PERFORMANCE COULD NOT BE CALCULATED FOR THIS CLASS DUE TO NOMINAL ASSETS LEVELS.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Institutional Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

                                                                     Institutional Class
         SHAREHOLDER FEES (Fees paid directly from your investment)         Shares
         Maximum sales charge (load) imposed on purchases                    N/A



         Maximum deferred sales charge (load)                                N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                                 0.25%



         Shareholder administration fees                                    0.04%



         Other expenses                                                     0.28%
                                                                         ------------



         Total annual Fund operating expenses                               0.57%



         Fee waivers and/or reimbursements                                 (0.33)%
                                                                         ------------



         Total net expenses(3)                                              0.24%
                                                                         ============

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Institutional Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         INSTITUTIONAL CLASS SHARES              $25      $149      $285       $682

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        - must maintain an average dollar-weighted maturity of 90 days or less

        - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

        - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a

        Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request to 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call your investment professional at 1.800.303.7371. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transactions costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGER, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions. The Adviser uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%        0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%        0.15%

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, Inc. a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly. The Funds also pay shareholder administration fees to Columbia Management Advisors, Inc., its affiliates and/or other financial institutions and intermediaries for providing services to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------

This prospectus offers Institutional Class Shares of the Funds. Here are some general rules about this class of shares:

  - Institutional Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class may be used in connection with specific Cash Management Services programs, including programs designed for certain sweep account customers of Bank of America. This class of shares may be offered by:

    - Bank of America and certain of its affiliates

    - certain other financial institutions and intermediaries, including financial planners and investment advisers.

  - The minimum initial investment is $750,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Institutional Class Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Institutional Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

If you have questions about buying, selling or exchanging, or you need help placing an order, please call your investment professional at 1.800.303.7371.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

    - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

    - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

    - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES       BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Institutional Class Shares at net asset value per share.

        - We must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

        If we receive payment after this time, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.




        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.303.7371. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.

--------------------------------------------------------------------------------



(SELLING SHARES      SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that the Fund, Distributor, Transfer Agent or their agents receive your order in good form. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES   EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Institutional Class Shares of a Fund for Institutional Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until Transfer Agent has received the certificate and deposited the shares to your account.

Shareholder administration fees
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

FINANCIAL INSTITUTIONS AND INTERMEDIARIES MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.
--------------------------------------------------------------------------------


The Adviser, its affiliates and/or other financial institutions and intermediaries may receive a maximum annual shareholder administration fee of 0.04% of the average daily net assets of Institutional Class Shares of the Funds under a shareholder administration plan.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment.

The Funds pay these fees to eligible financial institutions and intermediaries for as long as the plan continues. We may reduce or discontinue payments at any time.

The Adviser and Distributor may pay significant amounts from their own assets to servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your servicing agent.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.
--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by calling your investment professional at 1.800.303.7371. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of realized net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                03/31/05      03/31/04      03/31/03      03/31/02     03/31/01*
  Net asset value, beginning of period       $1.00         $1.00         $1.00         $1.00         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)               0.0154        0.0096        0.0158        0.0316        0.0192
  LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.0154)      (0.0096)      (0.0158)      (0.0316)      (0.0192)
  Net asset value, end of period             $1.00         $1.00         $1.00         $1.00         $1.00
  TOTAL RETURN++                             1.55%         0.97%         1.59%         3.21%         1.90%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)     $4,869,930    $5,350,799    $4,541,350    $3,257,737     $651,116
  Ratio of operating expenses to average
    net assets(a)                            0.24%        0.24%(c)      0.24%(b)      0.24%(b)       0.24%+
  Ratio of net investment income/(loss)
    to average net assets                    1.52%         0.97%         1.58%         2.88%         6.18%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                0.31%         0.30%         0.30%         0.31%         0.31%+

* Nations Cash Reserves Institutional Class Shares commenced operations on November 30, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                03/31/05      03/31/04      03/31/03      03/31/02     03/31/01*
  Net asset value, beginning of period       $1.00         $1.00         $1.00         $1.00         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)               0.0153        0.0094        0.0151        0.0307        0.0221
  LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.0153)      (0.0094)      (0.0151)      (0.0307)      (0.0221)
  Net asset value, end of period             $1.00         $1.00         $1.00         $1.00         $1.00
  TOTAL RETURN++                             1.54%         0.94%         1.52%         3.12%         2.23%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)     $1,915,745     $937,474      $721,023      $535,650      $574,968
  Ratio of operating expenses to average
    net assets(a)                            0.24%         0.24%        0.24%(b)       0.24%       0.24%+(b)
  Ratio of net investment income/(loss)
    to average net assets                    1.59%         0.94%         1.50%         2.81%         6.15%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                0.31%         0.30%         0.30%         0.32%         0.31%+

* Nations Money Market Reserves Institutional Class Shares commenced operations on November 17, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                03/31/05      03/31/04      03/31/03      03/31/02     03/31/01*
  Net asset value, beginning of period       $1.00         $1.00         $1.00         $1.00         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)               0.0140        0.0089        0.0146        0.0298        0.0206
  LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.0140)      (0.0089)      (0.0146)      (0.0298)      (0.0206)
  Net asset value, end of period             $1.00         $1.00         $1.00         $1.00         $1.00
  TOTAL RETURN++                             1.41%         0.90%         1.47%         3.02%         2.08%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)      $439,022      $498,188      $538,719      $383,265      $29,572
  Ratio of operating expenses to average
    net assets(a)                            0.24%         0.24%         0.24%         0.24%       0.24%+(b)
  Ratio of net investment income/(loss)
    to average net assets                    1.42%         0.90%         1.48%         2.77%         5.95%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                0.31%         0.30%         0.30%         0.31%         0.31%+

* Nations Treasury Reserves Institutional Class Shares commenced operations on November 21, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                03/31/05      03/31/04      03/31/03      03/31/02     03/31/01*
  Net asset value, beginning of period       $1.00         $1.00         $1.00         $1.00         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)               0.0148        0.0091        0.0147        0.0299        0.0210
  LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.0148)      (0.0091)      (0.0147)      (0.0299)      (0.0210)
  Net asset value, end of period             $1.00         $1.00         $1.00         $1.00         $1.00
  TOTAL RETURN++                             1.49%         0.92%         1.48%         3.03%         2.12%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)      $186,374      $438,059      $81,814       $86,551       $260,087
  Ratio of operating expenses to average
    net assets(a)                            0.24%         0.24%         0.24%         0.24%         0.24%+
  Ratio of net investment income/(loss)
    to average net assets                    1.45%         0.92%         1.44%         2.66%         6.02%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                0.31%         0.30%         0.31%         0.32%         0.33%+

* Nations Government Reserves Institutional Class Shares commenced operations on November 21, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                03/31/05      03/31/04      03/31/03      03/31/02     03/31/01*
  Net asset value, beginning of period       $1.00         $1.00         $1.00         $1.00         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)               0.0124        0.0085        0.0123        0.0163        0.0110
  LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.0124)      (0.0085)      (0.0123)      (0.0163)      (0.0110)
  Net asset value, end of period             $1.00         $1.00         $1.00         $1.00         $1.00
  TOTAL RETURN++                             1.24%         0.86%         1.24%         1.64%         1.10%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)      $871,984      $479,770      $204,206      $85,432       $16,116
  Ratio of operating expenses to average
    net assets                               0.24%         0.24%         0.24%         0.24%         0.24%+
  Ratio of net investment income/(loss)
    to average net assets                    1.33%         0.84%         1.19%         1.99%         3.89%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                   0.32%         0.31%         0.32%         0.34%         0.33%+

* Nations Municipal Reserves Institutional Class Shares commenced operations on November 21, 2000.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           YEAR ENDED    YEAR ENDED   PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                03/31/05      03/31/04     03/31/03*
  Net asset value, beginning of period       $1.00         $1.00         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)               0.0121        0.0082        0.0090
  LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.0121)      (0.0082)      (0.0090)
  Net asset value, end of period             $1.00         $1.00         $1.00
  TOTAL RETURN++                             1.22%         0.82%         0.91%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)      $89,811       $68,512       $23,348
  Ratio of operating expenses to average
    net assets                               0.24%         0.24%         0.24%+
  Ratio of net investment income/(loss)
    to average net assets                    1.23%         0.80%         1.09%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                   0.32%         0.31%         0.32%+

* Nations Tax-Exempt Reserves Institutional Class Shares commenced operations on June 18, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS CALIFORNIA TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                03/31/05      03/31/04      03/31/03      03/31/02     03/31/01*
  Net asset value, beginning of period       $1.00         $1.00         $1.00         $1.00         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)               0.0119        0.0079        0.0106        0.0061        0.0003
  LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.0119)      (0.0079)      (0.0106)      (0.0061)      (0.0003)
  Net asset value, end of period             $1.00         $1.00         $1.00         $1.00         $1.00
  TOTAL RETURN++                             1.20%         0.80%         1.08%         0.63%         0.03%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)      $83,596       $126,531       $1,537        $ --#         $1,000
  Ratio of operating expenses to average
    net assets                               0.24%         0.24%         0.24%         0.24%         0.24%+
  Ratio of net investment income/(loss)
    to average net assets                    1.16%         0.79%         1.11%         1.34%         3.29%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                   0.32%         0.31%         0.31%         0.32%         0.32%+

* Nations California Tax-Exempt Reserves Institutional Class Shares commenced operations on March 28, 2001.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

NATIONS NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           YEAR ENDED   PERIOD ENDED  PERIOD ENDED  PERIOD ENDED
  INSTITUTIONAL CLASS SHARES                03/31/05     3/31/04***    12/22/02**    03/31/02*
  Net asset value, beginning of period       $1.00         $1.00         $1.00         $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)               0.0121        0.0050        0.0091        0.0013
  LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.0121)      (0.0050)      (0.0091)      (0.0013)
  Net asset value, end of period             $1.00         $1.00         $1.00         $1.00
  TOTAL RETURN++                             1.22%         0.50%         0.91%         1.16%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)      $74,101       $48,222         $--#           $1
  Ratio of operating expenses to average
    net assets                               0.24%         0.24%         0.17%+        0.24%+
  Ratio of net investment income/(loss)
    to average net assets                    1.30%         0.89%         1.23%+        0.99%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                   0.57%         0.53%         0.82%+        4.55%+

* Nations New York Tax-Exempt Reserves Institutional Class Shares commenced on February 15, 2002.
** Nations New York Tax-Exempt Reserves Institutional Class Shares were fully redeemed on December 22, 2002.
*** Nations New York Tax-Exempt Reserves Institutional Class Shares recommenced operations on August 25, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information on the following pages provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CASH RESERVES -- INSTITUTIONAL CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.24%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.76%            $10,476.00      $ 24.57
       2           10.25%            $11,025.00              9.75%            $10,974.66      $ 25.74
       3           15.76%            $11,576.25             14.97%            $11,497.05      $ 26.97
       4           21.55%            $12,155.06             20.44%            $12,044.31      $ 28.25
       5           27.63%            $12,762.82             26.18%            $12,617.62      $ 29.59
       6           34.01%            $13,400.96             32.18%            $13,218.22      $ 31.00
       7           40.71%            $14,071.00             38.47%            $13,847.41      $ 32.48
       8           47.75%            $14,774.55             45.07%            $14,506.54      $ 34.02
       9           55.13%            $15,513.28             51.97%            $15,197.05      $ 35.64
      10           62.89%            $16,288.95             59.20%            $15,920.43      $ 37.34
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,920.43
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $305.61

NATIONS MONEY MARKET RESERVES -- INSTITUTIONAL CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.24%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.76%            $10,476.00      $ 24.57
       2           10.25%            $11,025.00             9.75%            $10,974.66      $ 25.74
       3           15.76%            $11,576.25            14.97%            $11,497.05      $ 26.97
       4           21.55%            $12,155.06            20.44%            $12,044.31      $ 28.25
       5           27.63%            $12,762.82            26.18%            $12,617.62      $ 29.59
       6           34.01%            $13,400.96            32.18%            $13,218.22      $ 31.00
       7           40.71%            $14,071.00            38.47%            $13,847.41      $ 32.48
       8           47.75%            $14,774.55            45.07%            $14,506.54      $ 34.02
       9           55.13%            $15,513.28            51.97%            $15,197.05      $ 35.64
      10           62.89%            $16,288.95            59.20%            $15,920.43      $ 37.34
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $305.61

NATIONS TREASURY RESERVES -- INSTITUTIONAL CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.24%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.76%            $10,476.00      $ 24.57
       2           10.25%            $11,025.00             9.75%            $10,974.66      $ 25.74
       3           15.76%            $11,576.25            14.97%            $11,497.05      $ 26.97
       4           21.55%            $12,155.06            20.44%            $12,044.31      $ 28.25
       5           27.63%            $12,762.82            26.18%            $12,617.62      $ 29.59
       6           34.01%            $13,400.96            32.18%            $13,218.22      $ 31.00
       7           40.71%            $14,071.00            38.47%            $13,847.41      $ 32.48
       8           47.75%            $14,774.55            45.07%            $14,506.54      $ 34.02
       9           55.13%            $15,513.28            51.97%            $15,197.05      $ 35.64
      10           62.89%            $16,288.95            59.20%            $15,920.43      $ 37.34
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,920.43
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $305.61

NATIONS GOVERNMENT RESERVES -- INSTITUTIONAL CLASS SHARES

       ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.24%                             $10,000.00                             5%
                  CUMULATIVE      HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
              RETURN BEFORE FEES  END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR        AND EXPENSES      FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1             5.00%            $10,500.00             4.76%            $10,476.00      $ 24.57
       2            10.25%            $11,025.00             9.75%            $10,974.66      $ 25.74
       3            15.76%            $11,576.25            14.97%            $11,497.05      $ 26.97
       4            21.55%            $12,155.06            20.44%            $12,044.31      $ 28.25
       5            27.63%            $12,762.82            26.18%            $12,617.62      $ 29.59
       6            34.01%            $13,400.96            32.18%            $13,218.22      $ 31.00
       7            40.71%            $14,071.00            38.47%            $13,847.41      $ 32.48
       8            47.75%            $14,774.55            45.07%            $14,506.54      $ 34.02
       9            55.13%            $15,513.28            51.97%            $15,197.05      $ 35.64
      10            62.89%            $16,288.95            59.20%            $15,920.43      $ 37.34
     TOTAL GAIN BEFORE FEES &
              EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
              EXPENSES                                                        $ 5,920.43
   TOTAL ANNUAL FEES & EXPENSES
                PAID                                                                          $305.61

NATIONS MUNICIPAL RESERVES -- INSTITUTIONAL CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.24%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.76%            $10,476.00      $ 24.57
       2           10.25%            $11,025.00              9.75%            $10,974.66      $ 25.74
       3           15.76%            $11,576.25             14.97%            $11,497.05      $ 26.97
       4           21.55%            $12,155.06             20.44%            $12,044.31      $ 28.25
       5           27.63%            $12,762.82             26.18%            $12,617.62      $ 29.59
       6           34.01%            $13,400.96             32.18%            $13,218.22      $ 31.00
       7           40.71%            $14,071.00             38.47%            $13,847.41      $ 32.48
       8           47.75%            $14,774.55             45.07%            $14,506.54      $ 34.02
       9           55.13%            $15,513.28             51.97%            $15,197.05      $ 35.64
      10           62.89%            $16,288.95             59.20%            $15,920.43      $ 37.34
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,920.43
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $305.61

NATIONS TAX-EXEMPT RESERVES -- INSTITUTIONAL CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.24%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.76%            $10,476.00      $ 24.57
       2           10.25%            $11,025.00             9.75%            $10,974.66      $ 25.74
       3           15.76%            $11,576.25            14.97%            $11,497.05      $ 26.97
       4           21.55%            $12,155.06            20.44%            $12,044.31      $ 28.25
       5           27.63%            $12,762.82            26.18%            $12,617.62      $ 29.59
       6           34.01%            $13,400.96            32.18%            $13,218.22      $ 31.00
       7           40.71%            $14,071.00            38.47%            $13,847.41      $ 32.48
       8           47.75%            $14,774.55            45.07%            $14,506.54      $ 34.02
       9           55.13%            $15,513.28            51.97%            $15,197.05      $ 35.64
      10           62.89%            $16,288.95            59.20%            $15,920.43      $ 37.34
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,920.43
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $305.61

NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- INSTITUTIONAL CLASS SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.24%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.76%             $10,476.00        $ 24.57
       2           10.25%             $11,025.00              9.75%             $10,974.66        $ 25.74
       3           15.76%             $11,576.25             14.97%             $11,497.05        $ 26.97
       4           21.55%             $12,155.06             20.44%             $12,044.31        $ 28.25
       5           27.63%             $12,762.82             26.18%             $12,617.62        $ 29.59
       6           34.01%             $13,400.96             32.18%             $13,218.22        $ 31.00
       7           40.71%             $14,071.00             38.47%             $13,847.41        $ 32.48
       8           47.75%             $14,774.55             45.07%             $14,506.54        $ 34.02
       9           55.13%             $15,513.28             51.97%             $15,197.05        $ 35.64
      10           62.89%             $16,288.95             59.20%             $15,920.43        $ 37.34
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 5,920.43
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $305.61

NATIONS NEW YORK TAX-EXEMPT RESERVES -- INSTITUTIONAL CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.24%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.76%            $10,476.00      $ 24.57
       2           10.25%            $11,025.00              9.75%            $10,974.66      $ 25.74
       3           15.76%            $11,576.25             14.97%            $11,497.05      $ 26.97
       4           21.55%            $12,155.06             20.44%            $12,044.31      $ 28.25
       5           27.63%            $12,762.82             26.18%            $12,617.62      $ 29.59
       6           34.01%            $13,400.96             32.18%            $13,218.22      $ 31.00
       7           40.71%            $14,071.00             38.47%            $13,847.41      $ 32.48
       8           47.75%            $14,774.55             45.07%            $14,506.54      $ 34.02
       9           55.13%            $15,513.28             51.97%            $15,197.05      $ 35.64
      10           62.89%            $16,288.95             59.20%            $15,920.43      $ 37.34
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,920.43
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $305.61

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1.800.303.7371.

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Funds Trust, 811-09645
SVBINST-0805

                Money Market Funds
                ----------------------------------------------------------------
                Prospectus -- Adviser Class Shares
                August 1, 2005



(NATIONS FUNDS LOGO)

NATIONS CASH RESERVES
NATIONS MONEY MARKET RESERVES
NATIONS TREASURY RESERVES
NATIONS GOVERNMENT RESERVES
NATIONS MUNICIPAL RESERVES
NATIONS TAX-EXEMPT RESERVES
NATIONS CALIFORNIA TAX-EXEMPT RESERVES
NATIONS NEW YORK TAX-EXEMPT RESERVES


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  -----------------------------------
                           NOT FDIC INSURED
                  -----------------------------------
                            MAY LOSE VALUE
                  -----------------------------------
                           NO BANK GUARANTEE
                  -----------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 67.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Adviser Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUNDS

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

ARE THESE FUNDS RIGHT FOR YOU?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

They may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's investment objective, principal investment strategies and principal risks in the Fund descriptions that start on page 4.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 44.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                            4
------------------------------------------------------------------
NATIONS MONEY MARKET RESERVES                                    8
------------------------------------------------------------------
NATIONS TREASURY RESERVES                                       12
------------------------------------------------------------------
NATIONS GOVERNMENT RESERVES                                     16
------------------------------------------------------------------
NATIONS MUNICIPAL RESERVES                                      21
------------------------------------------------------------------
NATIONS TAX-EXEMPT RESERVES                                     26
------------------------------------------------------------------
NATIONS CALIFORNIA TAX-EXEMPT RESERVES                          31
------------------------------------------------------------------
NATIONS NEW YORK TAX-EXEMPT RESERVES                            36
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     42
------------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                       44

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         46
     How orders are processed                                   47
  How selling and servicing agents are paid                     51
  Distributions and taxes                                       53
  Legal matters                                                 56
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            57
------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION            62
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   67
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.76%    5.19%    5.36%    5.32%    4.96%    6.21%    3.96%    1.56%    0.84%    1.00%



              *Year-to-date return as of June 30, 2005: 1.15%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     1.59%
         WORST: 2ND QUARTER 2004:                    0.17%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                              1 YEAR   5 YEARS   10 YEARS    FUND*
         ADVISER CLASS SHARES                 1.00%     2.69%     4.00%      4.02%

      *THE INCEPTION DATE OF ADVISER CLASS SHARES IS SEPTEMBER 22, 1994.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Adviser Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Shareholder servicing fees                                      0.25%



                                                                         0.02%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.52%



                                                                        (0.07)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(3)                                            ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $160      $284       $646

NATIONS MONEY MARKET RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Nations Money Market Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----
              4.95%**   6.20%    3.89%    1.48%    0.80%    0.99%



              *Year-to-date return as of June 30, 2005: 1.15%



              **The return disclosed has been revised from the 5.35% return disclosed in prior years'
                prospectuses.

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 3RD QUARTER 2000:          1.59%
         WORST: 2ND QUARTER 2004:         0.17%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                           1 YEAR   5 YEARS    FUND*
         ADVISER CLASS SHARES                              0.99%     2.65%     3.19%

      *THE INCEPTION DATE OF ADVISER CLASS SHARES IS JULY 2, 1998.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Adviser Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

                              SHAREHOLDER FEES                       Adviser Class
                 (Fees paid directly from your investment)              Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Shareholder servicing fees                                      0.25%



                                                                         0.02%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.52%



                                                                        (0.07)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(3)                                            ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE
      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $160      $284       $646

NATIONS TREASURY RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less. Under normal circumstances, the Fund will invest at least 80% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - U.S. Treasury obligations

  - repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations and U.S. government obligations

  - obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Nations Treasury Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

                   YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*
                   The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.60%    5.07%    5.22%    5.12%    4.67%    5.93%    3.72%    1.44%    0.77%    0.90%



              *Year-to-date return as of June 30, 2005: 1.06%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:          1.54%
         WORST: 2ND QUARTER 2004:         0.15%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                              1 YEAR   5 YEARS   10 YEARS    FUND*
         ADVISER CLASS SHARES                 0.90%     2.53%     3.83%      3.85%

      *THE INCEPTION DATE OF ADVISER CLASS SHARES IS SEPTEMBER 22, 1994.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Adviser Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Shareholder servicing fees                                      0.25%



                                                                         0.02%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.52%



                                                                        (0.07)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(3)                                            ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $160      $284       $646

NATIONS GOVERNMENT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   This Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   This Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. government obligations.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Nations Government Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on U.S. government and U.S. Treasury obligations, which may be free from state income tax, but will be subject to federal income tax and may be subject to other state and local taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               5.55%    5.06%    5.24%    5.16%    4.77%    6.07%    3.80%    1.41%    0.78%    0.95%



              *Year-to-date return as of June 30, 2005: 1.11%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                1.56%
         WORST: 2ND QUARTER 2004:               0.16%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         ADVISER CLASS SHARES                    0.95%     2.58%     3.86%      3.88%

      *THE INCEPTION DATE OF ADVISER CLASS SHARES IS SEPTEMBER 22, 1994.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT)          WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Adviser Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Shareholder servicing fees                                      0.25%



                                                                         0.02%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.52%



                                                                        (0.07)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(3)                                            ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $160      $284       $646

NATIONS MUNICIPAL RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest all or any portion of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Nations Municipal Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income tax, but may be subject to the federal alternative minimum tax and state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state, local and other taxes. Shares of Nations Municipal Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.55%    3.18%    3.34%    3.15%    2.90%    3.77%    2.41%    1.11%    0.70%    0.81%



              *Year-to-date return as of June 30, 2005: 0.86%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2000:                     0.99%
         WORST: 3RD QUARTER 2003:                    0.13%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         ADVISER CLASS SHARES                    0.81%     1.75%     2.48%      2.51%

      *THE INCEPTION DATE OF ADVISER CLASS SHARES IS SEPTEMBER 22, 1994.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Adviser Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Shareholder servicing fees                                      0.25%



         Other expenses                                                  0.03%
                                                                          --------



         Total annual Fund operating expenses                            0.53%



         Fee waivers and/or reimbursements                              (0.08)%
                                                                          --------



         Total net expenses(3)                                           0.45%
                                                                          ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $162      $288       $657

NATIONS TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY AN NRSRO OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. The Fund normally invests all of its assets in municipal securities which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Nations Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on municipal obligations, which, in turn, generally are free from federal income and alternative minimum taxes, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART)        A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               0.66%    0.79%



              *Year-to-date return as of June 30, 2005: 0.85%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:                   0.31%
         WORST: 1ST QUARTER 2004:                  0.13%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                              LIFE OF
                                                                     1 YEAR    FUND*
         ADVISER CLASS SHARES                                        0.79%     0.78%

      *THE INCEPTION DATE OF ADVISER CLASS SHARES IS AUGUST 9, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER THAT FEES YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Adviser Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Shareholder servicing fees                                      0.25%



                                                                         0.03%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.53%



                                                                        (0.08)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(3)                                            ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $162      $288       $657

NATIONS CALIFORNIA TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from California state individual income tax and federal income taxes.


(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax and California state individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPHIC)     PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
                   Nations California Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could be affected by the financial conditions of the state, and its local governments and public authorities. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on California municipal obligations, which, in turn, generally are free from federal income tax and California state individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by California and its municipalities, is more vulnerable to unfavorable developments in California than funds that invest in municipal bonds of many different states. The current finances of California and its municipalities have improved during fiscal year 2004-05, in part due to an improved economy and higher employment rates, which increased tax revenue. California remains the state with the lowest credit rating, however. The Governor's Budget for 2005-06 projects a $6 billion deficit due to structural spending imbalances. The Governor proposes to cut program spending and to shift responsibility for certain obligations to make up the shortfall, but as of June 15, the State Legislature had not approved a final budget for the 2005-06 fiscal year. It is unclear how the current economic conditions may affect the Fund. Adverse conditions affecting California generally could have an impact on the State and California municipal securities.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART)        A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Adviser Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               3.40%    2.96%    3.14%    2.82%    2.60%    3.20%    2.07%    1.01%    0.62%    0.77%



              *Year-to-date return as of June 30, 2005: 0.85%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 1995:          0.88%
         WORST: 3RD QUARTER 2003:         0.12%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                               LIFE OF
                                                 1 YEAR   5 YEARS   10 YEARS    FUND*
         ADVISER CLASS SHARES                    0.77%     1.53%     2.25%      2.25%

      *THE INCEPTION DATE OF ADVISER CLASS SHARES IS MARCH 1, 1993.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER THAT FEES YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Adviser Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Shareholder servicing fees                                      0.25%



                                                                         0.03%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.53%



                                                                        (0.08)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(3)                                            ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $162      $288       $657

NATIONS NEW YORK TAX-EXEMPT RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 44.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from New York state individual income tax and federal income taxes.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities that pay interest that is free from federal income tax and New York state individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

The Fund may invest up to 20% of its assets in municipal securities that finance private projects, called private activity bonds.

The Fund may also invest in instruments issued by certain trusts or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.

--------------------------------------------------------------------------------




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations New York Tax-Exempt Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

      - HOLDING CASH -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the portfolio management team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

      - TAX CONSIDERATIONS -- The distributions paid by the Fund generally come from interest on New York municipal obligations, which, in turn, generally are free from federal income tax and New York State and New York City individual income tax, but may be subject to alternative minimum taxes and other state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains generally is subject to federal, state and local taxes. Shares of Nations New York Tax-Exempt Reserves would not be a suitable investment for tax-advantaged accounts or tax-exempt investors. We generally rely on opinions of the issuer's bond counsel that interest on a bond will be exempt from applicable taxes. Tax authorities are paying increased attention to whether such interest is exempt, and we can't assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund.

      - STATE-SPECIFIC RISK -- State-specific risk is the chance that the Fund, because it invests primarily in securities issued by New York State, New York City and New York's other municipalities, is more vulnerable to unfavorable developments in New York than funds that invest in municipal bonds of many different states. Although New York's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity, adverse conditions affecting any one of these industries could have a negative impact on New York municipal securities. Travel and tourism also constitute an important part of the New York State and City economies. The September 11, 2001 terrorist attack on the World Trade Center in New York City has had and is likely to continue to have an adverse effect on all areas of the New York economy. In this regard, the long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. In addition, State costs for employee pensions have increased dramatically, while costs associated with Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and jobless recovery that has followed.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

SINCE ADVISER CLASS SHARES OF THE FUND DID NOT HAVE ANY ASSETS AS OF DECEMBER 31, 2004, THE RETURNS SHOWN ARE FOR A CLASS NOT OFFERED IN THIS PROSPECTUS. THE TRUST CLASS SHARES HAVE SIMILAR ANNUAL RETURNS BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND DIFFER ONLY TO THE EXTENT THAT THE CLASSES DO NOT HAVE THE SAME EXPENSES.

FOR THE FUND'S CURRENT 7-DAY YIELD, PLEASE CALL US AT 1.800.353.0828 IF YOU'RE AN INSTITUTIONAL INVESTOR, OR 1.800.345.6611 IF YOU'RE AN INDIVIDUAL INVESTOR. YOU CAN ALSO CONTACT YOUR INVESTMENT PROFESSIONAL.

--------------------------------------------------------------------------------


(BAR CHART)        A LOOK AT THE FUND'S PERFORMANCE
                   The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Trust Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               0.84%    0.96%



              *Year-to-date return as of June 30, 2005: 0.92%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 2004:           0.33%
         WORST: 3RD QUARTER 2003:          0.18%

      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




                                                                            LIFE OF
                                                                   1 YEAR    FUND*
         TRUST CLASS SHARES                                        0.96%     0.98%




      *THE INCEPTION DATE OF TRUST CLASS SHARES IS FEBRUARY 15, 2002.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Adviser Class Shares can be found in the section ADDITIONAL
                   HYPOTHETICAL FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                                            Adviser Class
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.25%



         Shareholder servicing fees                                      0.25%



                                                                         0.28%
         Other expenses                                                   --------



         Total annual Fund operating expenses                            0.78%



                                                                        (0.33)%
         Fee waivers and/or reimbursements                                --------



                                                                         0.45%
         Total net expenses(3)                                            ========

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------

      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Adviser Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ADVISER CLASS SHARES                    $46      $216      $401       $935

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
4. The following are some other risks and information you should consider before you invest:

      - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        - must maintain an average dollar-weighted maturity of 90 days or less

        - may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days (except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves)

        - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves, which also may invest in second-tier securities.

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a

        Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons may not earn income.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

      - INFORMATION FOR FEDERALLY CHARTERED CREDIT UNIONS -- Shares of Nations Treasury Reserves and Nations Government Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration Rules and Regulations and the National Credit Union Administration Letter Number 155.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transactions costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA
CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions. The Adviser uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

Nations Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements:

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  NATIONS CASH RESERVES                                       0.15%        0.12%



  NATIONS MONEY MARKET RESERVES                               0.15%        0.12%



  NATIONS TREASURY RESERVES                                   0.15%        0.12%



  NATIONS GOVERNMENT RESERVES                                 0.15%        0.12%



  NATIONS MUNICIPAL RESERVES                                  0.15%        0.12%



  NATIONS TAX-EXEMPT RESERVES                                 0.15%        0.12%



  NATIONS CALIFORNIA TAX-EXEMPT RESERVES                      0.15%        0.12%



  NATIONS NEW YORK TAX-EXEMPT RESERVES                        0.15%        0.15%

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

COLUMBIA MANAGEMENT
ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay shareholder servicing fees and/or other compensation to companies for providing services to investors.

Columbia Management Advisers, Inc. is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisers, Inc. a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Adviser Class Shares of the Funds. Here are some general rules about this class of shares:

  - Adviser Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class may be used in connection with specific Cash Management Services programs, including programs designed for certain sweep account customers of Bank of America. This class of shares may be offered by:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries.

  - The minimum initial investment is $100,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Adviser Class Shares.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Adviser Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

Investors that purchase shares through financial institutions in connection with Cash Management Services programs may incur account-level fees in addition to the fees disclosed in this prospectus. These investors should review their Cash Management Services program disclosure documents for information regarding additional fees.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(DOLLAR SIGN       BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Adviser Class Shares at net asset value per share.

        - We must receive payment by the close of the Federal Reserve wire transfer system (typically 6 p.m. Eastern time) on the business day the Fund, Distributor, Transfer Agent or their agents receive the order (unless the Fund closes early).

          If we receive payment after this time, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.800.353.0828 (INSTITUTIONAL INVESTORS) OR 1.800.345.6611 (INDIVIDUAL INVESTORS). NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.







 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(DOLLAR SIGN       SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that the Fund, Distributor, Transfer Agent or their agents receive your order in good form.

        - You can sell up to $100,000 of shares by telephone to the address of record or via ACH to your bank in a 30-day period if you qualify for telephone orders.

        - If you paid for shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to the Transfer Agent. Your signature must be Medallion Guaranteed unless you've made other arrangements with us. We may ask for other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(ARROW GRAPHIC)    EXCHANGING SHARES

      You can generally sell shares of a Fund to buy shares of another Fund distributed by the Distributor. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can generally exchange Adviser Class Shares of a Fund for Adviser Class Shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until Transfer Agent has received the certificate and deposited the shares to your account.

How selling and servicing agents are paid
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE SERVICING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

SHAREHOLDER SERVICING FEES

Servicing agents are compensated for providing services to investors under a shareholder servicing plan.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Adviser Class Shares of the Funds.

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to eligible servicing agents for as long as the plan continues. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Servicing agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or Distributor and not by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and Distributor, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and Distributor may pay significant amounts from their own assets to selling or servicing agents of the Funds for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Funds, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Funds, including, for example, presenting Funds on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Funds and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year. The Funds declare distributions of net investment income each business day, and pay them on the first business day of each month. Normally, each Fund will declare and pay distributions of net investment income as indicated above. The Funds may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.353.0828 if you're an institutional investor, or 1.800.345.6611 if you're an individual investor. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and any net short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, any distributions of realized net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

NATIONS MUNICIPAL RESERVES, NATIONS TAX-EXEMPT RESERVES, NATIONS
CALIFORNIA TAX-EXEMPT RESERVES, NATIONS NEW YORK TAX-EXEMPT
RESERVES

In general, you will not be subject to federal income tax on distributions from Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves of their tax-exempt interest income. Distributions from Nations California Tax-Exempt Reserves of its interest income from California municipal securities will not be subject to California state individual income tax. Distributions from Nations New York Tax-Exempt Reserves of its interest income from New York municipal securities will not be subject to New York State and New York City individual income tax. Distributions from these Funds, however, may be subject to state, local and other taxes.

Although these Funds do not intend to earn any taxable income or capital gain, any distributions of such income or gain generally are subject to tax.

A portion of the distributions from Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves may also be subject to alternative minimum taxes.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities redemptions and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  ADVISER CLASS SHARES                         03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0133               0.0075               0.0136               0.0295
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0133)             (0.0075)             (0.0136)             (0.0295)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.34%                0.76%                1.37%                2.99%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $11,085,234          $12,093,316          $6,834,801           $7,873,470
  Ratio of operating expenses to average
    net assets(a)                                0.45%              0.45%(c)             0.45%(b)             0.45%(b)
  Ratio of net investment income/(loss)
    to average net assets                        1.33%                0.76%                1.37%                2.67%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.52%                0.51%                0.51%                0.52%

                                               YEAR ENDED
  ADVISER CLASS SHARES                          03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0603
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0603)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  6.20%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $5,939,163
  Ratio of operating expenses to average
    net assets(a)                                 0.45%
  Ratio of net investment income/(loss)
    to average net assets                         5.97%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.52%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

NATIONS MONEY MARKET RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  ADVISER CLASS SHARES                         03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0132               0.0073               0.0129               0.0286
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0132)             (0.0073)             (0.0129)             (0.0286)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.32%                0.73%                1.31%                2.90%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $1,740,828           $1,791,613            $640,364             $967,747
  Ratio of operating expenses to average
    net assets(a)                                0.45%                0.45%              0.45%(b)               0.45%
  Ratio of net investment income/(loss)
    to average net assets                        1.34%                0.73%                1.29%                2.60%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.52%                0.51%                0.51%                0.53%

                                               YEAR ENDED
  ADVISER CLASS SHARES                          03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0600
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0600)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  6.17%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $622,177
  Ratio of operating expenses to average
    net assets(a)                               0.45%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.94%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.52%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS TREASURY RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  ADVISER CLASS SHARES                         03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0119               0.0068               0.0126               0.0277
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0119)             (0.0068)             (0.0126)             (0.0277)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.20%                0.68%                1.26%                2.80%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)          $4,608,621           $4,019,140           $2,723,279           $2,568,691
  Ratio of operating expenses to average
    net assets(a)                                0.45%                0.45%                0.45%                0.45%
  Ratio of net investment income/(loss)
    to average net assets                        1.20%                0.69%                1.27%                2.56%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.52%                0.51%                0.51%                0.52%

                                               YEAR ENDED
  ADVISER CLASS SHARES                          03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0578
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0578)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  5.93%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,918,597
  Ratio of operating expenses to average
    net assets(a)                               0.45%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.74%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.52%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS GOVERNMENT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  ADVISER CLASS SHARES                         03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0127               0.0070               0.0126               0.0278
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0127)             (0.0070)             (0.0126)             (0.0278)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.28%                0.70%                1.27%                2.81%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $804,271            $1,104,735            $586,412             $794,855
  Ratio of operating expenses to average
    net assets(a)                                0.45%                0.45%                0.45%                0.45%
  Ratio of net investment income/(loss)
    to average net assets                        1.23%                0.71%                1.23%                2.45%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                    0.52%                0.51%                0.52%                0.53%

                                               YEAR ENDED
  ADVISER CLASS SHARES                          03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0590
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0590)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  6.06%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $1,190,853
  Ratio of operating expenses to average
    net assets(a)                               0.45%(b)
  Ratio of net investment income/(loss)
    to average net assets                         5.81%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements(a)                     0.54%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS MUNICIPAL RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  ADVISER CLASS SHARES                         03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of year             $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0103               0.0064               0.0103               0.0190
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0103)             (0.0064)             (0.0103)             (0.0190)
  Net asset value, end of year                   $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 1.03%                0.64%                1.03%                1.92%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)           $474,653             $506,550             $284,866             $158,556
  Ratio of operating expenses to average
    net assets                                   0.45%                0.45%                0.45%                0.45%
  Ratio of net investment income/(loss)
    to average net assets                        1.01%                0.63%                0.98%                1.78%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.53%                0.52%                0.53%                0.55%

                                               YEAR ENDED
  ADVISER CLASS SHARES                          03/31/01
  Net asset value, beginning of year              $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0367
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0367)
  Net asset value, end of year                    $1.00
  TOTAL RETURN++                                  3.73%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of year (in 000's)            $129,807
  Ratio of operating expenses to average
    net assets                                    0.45%
  Ratio of net investment income/(loss)
    to average net assets                         3.68%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.54%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS TAX-EXEMPT RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    YEAR ENDED                       YEAR ENDED
  ADVISER CLASS SHARES                               03/31/05                         03/31/04
  Net asset value, beginning of period                 $1.00                            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0100                           0.0061
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0100)                         (0.0061)
  Net asset value, end of period                       $1.00                            $1.00
  TOTAL RETURN++                                       1.00%                            0.61%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                $11,183                          $10,264
  Ratio of operating expenses to average
    net assets                                         0.45%                            0.45%
  Ratio of net investment income/(loss)
    to average net assets                              0.98%                            0.59%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             0.53%                            0.52%

                                                    PERIOD ENDED
  ADVISER CLASS SHARES                                03/31/03*
  Net asset value, beginning of period                  $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0060
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0060)
  Net asset value, end of period                        $1.00
  TOTAL RETURN++                                        0.60%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $9,661
  Ratio of operating expenses to average
    net assets                                         0.45%+
  Ratio of net investment income/(loss)
    to average net assets                              0.88%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             0.53%+

* Nations Tax-Exempt Reserves Adviser Class Shares commenced operations on August 9, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS CALIFORNIA TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                              YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
  ADVISER CLASS SHARES                         03/31/05             03/31/04             03/31/03             03/31/02
  Net asset value, beginning of period           $1.00                $1.00                $1.00                $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                  0.0098               0.0058               0.0091               0.0174
  LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.0098)             (0.0058)             (0.0091)             (0.0174)
  Net asset value, end of period                 $1.00                $1.00                $1.00                $1.00
  TOTAL RETURN++                                 0.98%                0.59%                0.91%                1.75%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)         $593,136             $475,799             $502,135             $298,268
  Ratio of operating expenses to average
    net assets                                   0.45%                0.45%                0.45%                0.45%
  Ratio of net investment income/(loss)
    to average net assets                        1.01%                0.58%                0.90%                1.13%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                       0.53%                0.52%                0.52%                0.53%

                                               YEAR ENDED
  ADVISER CLASS SHARES                          03/31/01
  Net asset value, beginning of period            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                   0.0308
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.0308)
  Net asset value, end of period                  $1.00
  TOTAL RETURN++                                  3.12%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)          $318,737
  Ratio of operating expenses to average
    net assets                                    0.45%
  Ratio of net investment income/(loss)
    to average net assets                         3.08%
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                        0.53%

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

NATIONS NEW YORK TAX-EXEMPT
RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   PERIOD ENDED                     PERIOD ENDED
  ADVISER CLASS SHARES                              08/24/03***                      12/22/02**
  Net asset value, beginning of period                 $1.00                            $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                        0.0025                           0.0070
  LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.0025)                         (0.0070)
  Net asset value, end of period                       $1.00                            $1.00
  TOTAL RETURN++                                       0.25%                            0.70%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $--#                             $--#
  Ratio of operating expenses to average
    net assets                                        0.45%+                           0.38%+
  Ratio of net investment income/(loss)
    to average net assets                             0.68%+                           1.02%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                            1.23%+                           1.03%+

                                                    PERIOD ENDED
  ADVISER CLASS SHARES                                03/31/02*
  Net asset value, beginning of period                  $1.00
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(loss)                         0.0008
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (0.0008)
  Net asset value, end of period                        $1.00
  TOTAL RETURN++                                        0.08%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                   $1
  Ratio of operating expenses to average
    net assets                                         0.45%+
  Ratio of net investment income/(loss)
    to average net assets                              0.78%+
  Ratio of operating expenses to average
    net assets without waivers and/or
    expense reimbursements                             4.76%+

* Nations New York Tax-Exempt Reserves Adviser Class Shares commenced operations on February 15, 2002.
** Nations New York Tax-Exempt Reserves Adviser Class Shares were fully redeemed on December 22, 2002.
*** Nations New York Tax-Exempt Reserves Adviser Class Shares recommenced operations on April 14, 2003 and was fully redeemed on August 24, 2003.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
# Amount represents less than $500.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information that follows provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Funds assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CASH RESERVES -- ADVISER CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.45%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-  CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES       FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.55%            $10,455.00      $ 46.02
       2           10.25%            $11,025.00             9.31%            $10,930.70      $ 48.12
       3           15.76%            $11,576.25            14.28%            $11,428.05      $ 50.31
       4           21.55%            $12,155.06            19.48%            $11,948.03      $ 52.60
       5           27.63%            $12,762.82            24.92%            $12,491.66      $ 54.99
       6           34.01%            $13,400.96            30.60%            $13,060.03      $ 57.49
       7           40.71%            $14,071.00            36.54%            $13,654.26      $ 60.11
       8           47.75%            $14,774.55            42.76%            $14,275.53      $ 62.84
       9           55.13%            $15,513.28            49.25%            $14,925.07      $ 65.70
      10           62.89%            $16,288.95            56.04%            $15,604.16      $ 68.69
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,604.16
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $566.87

NATIONS MONEY MARKET RESERVES -- ADVISER CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.45%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.55%            $10,455.00      $ 46.02
       2           10.25%            $11,025.00              9.31%            $10,930.70      $ 48.12
       3           15.76%            $11,576.25             14.28%            $11,428.05      $ 50.31
       4           21.55%            $12,155.06             19.48%            $11,948.03      $ 52.60
       5           27.63%            $12,762.82             24.92%            $12,491.66      $ 54.99
       6           34.01%            $13,400.96             30.60%            $13,060.03      $ 57.49
       7           40.71%            $14,071.00             36.54%            $13,654.26      $ 60.11
       8           47.75%            $14,774.55             42.76%            $14,275.53      $ 62.84
       9           55.13%            $15,513.28             49.25%            $14,925.07      $ 65.70
      10           62.89%            $16,288.95             56.04%            $15,604.16      $ 68.69
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,604.16
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $566.87

NATIONS TREASURY RESERVES -- ADVISER CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.45%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.55%            $10,455.00      $ 46.02
       2           10.25%            $11,025.00             9.31%            $10,930.70      $ 48.12
       3           15.76%            $11,576.25            14.28%            $11,428.05      $ 50.31
       4           21.55%            $12,155.06            19.48%            $11,948.03      $ 52.60
       5           27.63%            $12,762.82            24.92%            $12,491.66      $ 54.99
       6           34.01%            $13,400.96            30.60%            $13,060.03      $ 57.49
       7           40.71%            $14,071.00            36.54%            $13,654.26      $ 60.11
       8           47.75%            $14,774.55            42.76%            $14,275.53      $ 62.84
       9           55.13%            $15,513.28            49.25%            $14,925.07      $ 65.70
      10           62.89%            $16,288.95            56.04%            $15,604.16      $ 68.69
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,604.16
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $566.87

NATIONS GOVERNMENT RESERVES -- ADVISER CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.45%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.55%            $10,455.00      $ 46.02
       2           10.25%            $11,025.00              9.31%            $10,930.70      $ 48.12
       3           15.76%            $11,576.25             14.28%            $11,428.05      $ 50.31
       4           21.55%            $12,155.06             19.48%            $11,948.03      $ 52.60
       5           27.63%            $12,762.82             24.92%            $12,491.66      $ 54.99
       6           34.01%            $13,400.96             30.60%            $13,060.03      $ 57.49
       7           40.71%            $14,071.00             36.54%            $13,654.26      $ 60.11
       8           47.75%            $14,774.55             42.76%            $14,275.53      $ 62.84
       9           55.13%            $15,513.28             49.25%            $14,925.07      $ 65.70
      10           62.89%            $16,288.95             56.04%            $15,604.16      $ 68.69
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,604.16
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $566.87

NATIONS MUNICIPAL RESERVES -- ADVISER CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT     ASSUMED RATE OF RETURN
              0.45%                            $10,000.00                             5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN  HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE    AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES       EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00             4.55%            $10,455.00      $ 46.02
       2           10.25%            $11,025.00             9.31%            $10,930.70      $ 48.12
       3           15.76%            $11,576.25            14.28%            $11,428.05      $ 50.31
       4           21.55%            $12,155.06            19.48%            $11,948.03      $ 52.60
       5           27.63%            $12,762.82            24.92%            $12,491.66      $ 54.99
       6           34.01%            $13,400.96            30.60%            $13,060.03      $ 57.49
       7           40.71%            $14,071.00            36.54%            $13,654.26      $ 60.11
       8           47.75%            $14,774.55            42.76%            $14,275.53      $ 62.84
       9           55.13%            $15,513.28            49.25%            $14,925.07      $ 65.70
      10           62.89%            $16,288.95            56.04%            $15,604.16      $ 68.69
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                        $ 5,604.16
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                          $566.87

NATIONS TAX-EXEMPT RESERVES -- ADVISER CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.45%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.55%            $10,455.00      $ 46.02
       2           10.25%            $11,025.00              9.31%            $10,930.70      $ 48.12
       3           15.76%            $11,576.25             14.28%            $11,428.05      $ 50.31
       4           21.55%            $12,155.06             19.48%            $11,948.03      $ 52.60
       5           27.63%            $12,762.82             24.92%            $12,491.66      $ 54.99
       6           34.01%            $13,400.96             30.60%            $13,060.03      $ 57.49
       7           40.71%            $14,071.00             36.54%            $13,654.26      $ 60.11
       8           47.75%            $14,774.55             42.76%            $14,275.53      $ 62.84
       9           55.13%            $15,513.28             49.25%            $14,925.07      $ 65.70
      10           62.89%            $16,288.95             56.04%            $15,604.16      $ 68.69
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,604.16
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $566.87

NATIONS CALIFORNIA TAX-EXEMPT RESERVES -- ADVISER CLASS SHARES

      ANNUAL EXPENSE RATIO        INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
              0.45%                             $10,000.00                               5%
              CUMULATIVE RETURN   HYPOTHETICAL YEAR-    CUMULATIVE RETURN   HYPOTHETICAL YEAR-     ANNUAL
               BEFORE FEES AND    END BALANCE BEFORE     AFTER FEES AND      END BALANCE AFTER    FEES AND
     YEAR         EXPENSES         FEES AND EXPENSES        EXPENSES         FEES AND EXPENSES    EXPENSES
       1            5.00%             $10,500.00              4.55%             $10,455.00        $ 46.02
       2           10.25%             $11,025.00              9.31%             $10,930.70        $ 48.12
       3           15.76%             $11,576.25             14.28%             $11,428.05        $ 50.31
       4           21.55%             $12,155.06             19.48%             $11,948.03        $ 52.60
       5           27.63%             $12,762.82             24.92%             $12,491.66        $ 54.99
       6           34.01%             $13,400.96             30.60%             $13,060.03        $ 57.49
       7           40.71%             $14,071.00             36.54%             $13,654.26        $ 60.11
       8           47.75%             $14,774.55             42.76%             $14,275.53        $ 62.84
       9           55.13%             $15,513.28             49.25%             $14,925.07        $ 65.70
      10           62.89%             $16,288.95             56.04%             $15,604.16        $ 68.69
    TOTAL GAIN BEFORE FEES &
             EXPENSES                 $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                           $ 5,604.16
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                               $566.87

NATIONS NEW YORK TAX-EXEMPT RESERVES -- ADVISER CLASS SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.45%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.55%            $10,455.00      $ 46.02
       2           10.25%            $11,025.00              9.31%            $10,930.70      $ 48.12
       3           15.76%            $11,576.25             14.28%            $11,428.05      $ 50.31
       4           21.55%            $12,155.06             19.48%            $11,948.03      $ 52.60
       5           27.63%            $12,762.82             24.92%            $12,491.66      $ 54.99
       6           34.01%            $13,400.96             30.60%            $13,060.03      $ 57.49
       7           40.71%            $14,071.00             36.54%            $13,654.26      $ 60.11
       8           47.75%            $14,774.55             42.76%            $14,275.53      $ 62.84
       9           55.13%            $15,513.28             49.25%            $14,925.07      $ 65.70
      10           62.89%            $16,288.95             56.04%            $15,604.16      $ 68.69
    TOTAL GAIN BEFORE FEES &
             EXPENSES                $ 6,288.95
     TOTAL GAIN AFTER FEES &
             EXPENSES                                                         $ 5,604.16
  TOTAL ANNUAL FEES & EXPENSES
               PAID                                                                           $566.87

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Money Market Funds in the following documents:

      ANNUAL AND SEMI-ANNUAL REPORTS



      The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Funds and their policies. The
                   SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

      You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
      Funds:

      By telephone: 1.800.353.0828 (Institutional Investors)
                    1.800.345.6611 (Individual Investors)

      By mail:
      NATIONS FUNDS
      C/O COLUMBIA FUNDS SERVICES
      P.O. BOX 8081
      BOSTON, MA 02266-8081

      On the Internet: WWW.NATIONSFUNDS.COM

      Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:
Nations Funds Trust, 811-09645
ADVISER-0805


                                                            (NATIONS FUNDS LOGO)

       Nations Cash Reserves
       -------------------------------------------------------------------
       Prospectus -- Marsico Shares
       August 1, 2005

(NATIONS FUNDS LOGO)



THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   -----------------------------------
                            NOT FDIC INSURED
                   -----------------------------------
                             MAY LOSE VALUE
                   -----------------------------------
                            NO BANK GUARANTEE
                   -----------------------------------

AN OVERVIEW OF THE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE NATIONS FUNDS FAMILY (NATIONS FUNDS OR NATIONS FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 36.

YOUR INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUND.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about one of the Nations Money Market Funds -- Nations Cash Reserves. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Marsico Class Shares of Nations Cash Reserves. This class of shares is designed for investors in the Marsico Focus Fund, the Marsico Growth Fund, the Marsico 21st Century Fund, and the Marsico International Opportunities Fund. Please turn to BUYING, SELLING AND EXCHANGING SHARES for more information about who is eligible to buy this class of shares.

ABOUT THE FUND

This Fund seeks to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

IS THIS FUND RIGHT FOR YOU?

Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

This Fund may be suitable for you if:

  - you're looking for a relatively low risk investment with stability of principal

  - you have short-term income needs

It may not be suitable for you if:

  - you're looking for higher returns and are prepared to assume a higher level of investment risk

  - you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of the Fund's investment objective, principal investment strategies and principal risks in the Fund description that starts on page 5.

FOR MORE INFORMATION

If you have any questions about the Fund, please call us at 1.888.860.8686 or contact your investment professional.

You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Fund
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA
CAPITAL MANAGEMENT, LLC

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP OR THE ADVISER) IS THE INVESTMENT ADVISER TO THE FUND. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 13.

--------------------------------------------------------------------------------


NATIONS CASH RESERVES                                                            5
----------------------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                                     10
----------------------------------------------------------------------------------
HOW THE FUND IS MANAGED                                                         13

About your investment
(DOLLAR GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                                    16
    How orders are processed                                               19
  Shareholder servicing and administration fees                            25
  Distributions and taxes                                                  27
  Legal matters                                                            30
-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                       32
-----------------------------------------------------------------------------
ADDITIONAL HYPOTHETICAL FEES AND EXPENSE INFORMATION                       34
-----------------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                              36
-----------------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                                     BACK COVER

NATIONS CASH RESERVES

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER.




 YOU'LL FIND MORE ABOUT THE ADVISER ON PAGE 13.

THIS FUND, LIKE ALL MONEY MARKET FUNDS, IS SUBJECT TO CERTAIN INVESTMENT LIMITATIONS. THESE ARE DESCRIBED IN OTHER IMPORTANT INFORMATION.

THE FUND IS LISTED ON THE NATIONAL ASSOCIATION OF INSURANCE COMMISSIONERS' APPROVED LIST OF MONEY MARKET MUTUAL FUNDS.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

THE FUND WILL ONLY BUY FIRST-TIER SECURITIES. These securities include primarily:

  - commercial paper

  - bank obligations

  - short-term debt securities, including instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  - short-term taxable municipal securities

  - repurchase agreements secured by first-tier securities, U.S. government obligations or U.S. Treasury obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the portfolio management team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

--------------------------------------------------------------------------------

FIRST-TIER SECURITIES

A FIRST-TIER SECURITY IS A SHORT-TERM DEBT SECURITY THAT'S AN ELIGIBLE INVESTMENT FOR MONEY MARKET FUNDS. IT'S "FIRST-TIER" BECAUSE IT'S BEEN GIVEN A RATING IN THE HIGHEST CREDIT RATING CATEGORY BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION OR IS CONSIDERED TO BE OF COMPARABLE QUALITY.

--------------------------------------------------------------------------------


The portfolio management team tries to maintain a constant net asset value of $1.00 per share for the Fund. The portfolio management team uses extensive research, including economic, technical and security analysis to select individual investments.

  - Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  - Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  - Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the portfolio management team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the portfolio management team determines that the security is no longer a suitable investment, or for other reasons.


--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Cash Reserves has the following risks:

      - INVESTMENT STRATEGY RISK -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. AN INVESTMENT IN THIS FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

      - INCOME/PRINCIPAL PAYMENT RISK -- The Fund's ability to pay distributions generally depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

CALL US AT 1.888.860.8686 OR CONTACT YOUR INVESTMENT PROFESSIONAL FOR THE FUND'S CURRENT 7-DAY YIELD.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A FUND'S
                   PAST PERFORMANCE IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

       YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*

       The bar chart shows you how the performance of the Fund's Marsico Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
               0.74%    0.90%



         *Year-to-date return as of June 30, 2005: 1.10%

BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD


  BEST: 4TH QUARTER 2003:               0.36%
  WORST: 2ND QUARTER 2004:              0.15%

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004


                                                    LIFE OF
                                           1 YEAR    FUND*
  MARSICO SHARES                           0.90%     0.95%

*THE INCEPTION DATE OF MARSICO SHARES IS MAY 13, 2002.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP THE FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND WILL INCUR TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Marsico Shares can be found in the section ADDITIONAL HYPOTHETICAL
                   FEES AND EXPENSE INFORMATION following the FINANCIAL HIGHLIGHTS.

         SHAREHOLDER FEES                           Marsico
         (Fees paid directly from your investment)  Shares
         Maximum sales charge (load) imposed on
           purchases                                  N/A



         Maximum deferred sales charge (load)         N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                          0.25%



         Shareholder servicing and administration
           fees                                      0.35%



         Other expenses                              0.02%
                                                      -----



         Total annual Fund operating expenses        0.62%



         Fee waivers and/or reimbursements          (0.07)%
                                                      -----



         Total net expenses(3)                       0.55%
                                                      =====

       (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

       (2)The Fund pays an investment advisory fee of 0.15% and an administration fee of 0.10%.

       (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/ or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


       EXAMPLE

       This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

       This example assumes:

         - you invest $10,000 in Marsico Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         - you reinvest all dividends and distributions in the Fund

         - your investment has a 5% return each year

         - the Fund's operating expenses remain the same as shown in the table above

         - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

       Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
          MARSICO SHARES         $56      $191      $339       $768

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about the Fund's investment objective, principal investment strategies and risks in the description starting on page 5. The following are some other risks and information you should consider before you invest:

    - SPECIAL RULES FOR MONEY MARKET FUNDS -- Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Fund, like all money market funds:

      - may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

      - must maintain an average dollar-weighted maturity of 90 days or less

      - may normally invest no more than 5% of its total assets in securities of the same issuer, other than U.S. government securities; however, it may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three business days

      - may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier.

    - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

    - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

      The Fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

    - INVESTING DEFENSIVELY -- The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively. Any cash the Fund holds for defensive or other reasons may not earn income.

    - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Fund, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Fund. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

    - PORTFOLIO SECURITIES DISCLOSURE -- A description of Nations Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Nations Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available upon request 5 business days following each month-end.

    - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

    - PORTFOLIO TRANSACTION COSTS -- The Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee table. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transactions costs are not.

How the Fund is managed
(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

BANC OF AMERICA
CAPITAL MANAGEMENT, LLC

ONE BANK OF AMERICA PLAZA CHARLOTTE, NORTH CAROLINA 28255

COLUMBIA MANAGEMENT GROUP (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER, COLUMBIA MANAGEMENT ADVISORS, INC. AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Nations Funds Family, including the Money Market Fund described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions. The Adviser uses a team approach to investment management. Each team has access to the latest technology and analytical resources.

The Fund pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly.

The Adviser has agreed to waive fees and/or reimburse expenses for the Fund until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund description. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The Adviser can receive a maximum annual investment advisory fee of 0.15%, calculated as a percentage of average daily net assets of the Fund. The Adviser and/or an affiliate received an actual investment advisory fee of 0.12% during the Fund's last fiscal year, after waivers and/or reimbursements.

INVESTMENT SUB-ADVISER

Nations Funds and the Adviser may engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that the Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Fund have applied for relief from the SEC to permit the Fund to act on many of the Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------

The Fund is distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Fund may pay a shareholder servicing fee and/or other compensation to companies for providing services to investors.


--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, Inc. is the administrator of the Fund, and is responsible for overseeing the administrative operations of the Fund. The Fund pays Columbia Management Advisors, Inc. a fee of 0.10% for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS.

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

MARSICO FUNDS

MARSICO FUNDS
C/O UMB FUND SERVICES, INC.
P.O. BOX 3210
MILWAUKEE, WI 53202

--------------------------------------------------------------------------------


This prospectus offers Marsico Shares of Nations Cash Reserves. Marsico Shares are available only to investors in the Marsico Focus Fund, the Marsico Growth Fund, the Marsico 21st Century Fund, and the Marsico International Opportunities Fund (Marsico Funds). You don't pay any sales charges when you buy or sell Marsico Shares of the Fund.

You can invest in the Fund only through the Fund's servicing agent, UMB Fund Services, Inc. Please call the servicing agent at 1.888.860.8686 for information about its procedures and account requirements, which may be different from those described here.

We encourage you to consult with an investment professional who can open an account for you through the servicing agent and help you with your investment decisions. Once you have an account, you can buy and sell shares by contacting your investment professional or the servicing agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

The table on the next page summarizes some key information about buying and selling shares. This information applies only to transactions by the servicing agent and other authorized agents. Please contact your investment professional or call the servicing agent if you have questions or you need help placing an order.

                    Ways to buy, sell          How much you can buy,
                       or exchange                sell or exchange                Other things to know
                    -----------------  --------------------------------------  ---------------------------
Buying shares       In a lump sum      minimum initial investment:
                                       - $2,500 for regular accounts
                                       - $1,000 for traditional and Roth
                                         IRAs, and Coverdell Education
                                         Savings Accounts
                                       - $500 for spousal IRA accounts
                                       - $500 for SEP IRA accounts
                                       - $500 for transfers to minor accounts
                                       minimum additional investment:
                                       - $100 for all accounts

                    Using our          minimum initial investment:             You can buy shares any day
                    Automatic          - $1,000                                of the month on a monthly,
                    Investment Plan    minimum additional investment:          quarterly or semi-annual
                                       - $50                                   schedule.

Selling shares      In a lump sum      - restrictions may apply to             We usually send you or your
                                         withdrawals from retirement plan      investment professional the
                                         accounts                              sale proceeds on the same
                                                                               day that we receive your
                                                                               order.
                                                                               If you paid for your shares
                                                                               with a check that wasn't
                                                                               certified, we'll hold the
                                                                               sale proceeds when you sell
                                                                               those shares for at least
                                                                               15 days after the trade
                                                                               date of the purchase, or
                                                                               until the check has
                                                                               cleared, whichever is
                                                                               later.

                    Using our          - no minimum per withdrawal             Your account balance must
                    Systematic         - $5,000 requirement waived for         be at least $5,000 to set
                    Withdrawal Plan      certain fee based accounts            up the plan. You can make
                                                                               withdrawals any day of the
                                                                               month on a monthly,
                                                                               quarterly or semi-annual
                                                                               basis. We'll send your
                                                                               money by check or deposit
                                                                               it directly to your bank
                                                                               account.

Exchanging shares   In a lump sum      - new account minimums apply to         You can generally exchange
                                         exchanges                             Marsico Shares of the Fund
                                                                               for shares of Marsico
                                                                               Funds.

                    Using our          - minimum $50 per exchange              You must already have an
                    Automatic                                                  investment in the Funds
                    Exchange Feature                                           into which you want to
                                                                               exchange. You can make
                                                                               exchanges any day of the
                                                                               month.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE FUND RESERVES THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share of each share class of Nations Cash Reserves at 5:00 p.m. Eastern time each business day (unless the Fund closes early).

First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Fund, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN THE FUND

The value of the Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Fund.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents by 5:00 p.m. Eastern time on a business day (unless the Fund closes early) will receive that day's net asset value per share, except, orders must be received by 3:00 p.m. Eastern time on the last business day of the calendar year.

Orders received after this time will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to the servicing agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - The servicing agent is responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares you buy are recorded on the books of the Fund. We don't issue certificates.

        - All purchases must be made in U.S. dollars and checks drawn on U.S. banks. No cash, credit cards or third party checks will be accepted.

      MINIMUM INITIAL INVESTMENT


      The minimum initial amount you can buy is usually $2,500.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $1,000 for traditional and Roth Individual Retirement Accounts (IRAs), and Coverdell Education Savings Accounts

        - $500 for spousal IRA accounts

        - $500 for simplified employee pension plans (SEP) IRA accounts

        - $500 for transfers to minor accounts

        - $1,000 using our Automatic Investment Plan

      MINIMUM ADDITIONAL INVESTMENT


      You can make additional purchases of $100, or $50 if you use our Automatic Investment Plan.

AUTOMATIC INVESTMENT PLAN

You can make regular purchases of $50 or more using automatic transfers from your bank account to the Fund. You can contact your investment professional or the servicing agent to set up the plan.

Here's how the plan works:

  - You can buy shares any day of the month on a monthly, quarterly or semi-annual basis.

--------------------------------------------------------------------------------

"GOOD FORM" MEANS THAT THE MONEY USED TO PURCHASE YOUR SHARES IS FULLY COLLECTED. WHEN SELLING SHARES BY LETTER OF INSTRUCTION, "GOOD FORM" ALSO MEANS
(I) YOUR LETTER HAS COMPLETE INSTRUCTIONS, THE PROPER SIGNATURES AND MEDALLION SIGNATURE GUARANTEES AND (II) ANY OTHER REQUIRED DOCUMENTS ARE ATTACHED. FOR ADDITIONAL DOCUMENTS REQUIRED FOR SALES BY CORPORATIONS, AGENTS FIDUCIARIES, SURVIVING JOINT OWNERS AND OTHER LEGAL ENTITIES PLEASE CALL 1.888.860.8686. NO INTEREST WILL BE PAID ON UNCASHED REDEMPTION CHECKS.




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

       Here are some general rules for selling shares:

         - If you're selling your shares through the servicing agent, we normally send the sale proceeds by Fedwire on the same business day that the Fund, Distributor, Transfer Agent or their agents receive your order in good form. The servicing agent is responsible for depositing the sale proceeds to your account on time.

         - If you're selling your shares directly through us, we normally send the sale proceeds by mail or electronic transfer to your bank account on the same business day that the Fund receives your order in good form.

         - You can sell shares by telephone if you qualify for telephone orders.

         - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

         - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

         - We can delay payment of the sale proceeds for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in
           Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

         - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

       We may sell your shares:

         - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), or your account may be subject to an annual fee of $10. The Transfer Agent will send you written notification of such action and provide details on how you can add money to your account to avoid this penalty

         - if the servicing agent tells us to sell your shares under arrangements made between the servicing agent and you

         - under certain other circumstances allowed under the 1940 Act

SYSTEMATIC WITHDRAWAL PLAN
The Systematic Withdrawal Plan lets you withdraw $100 or more any day of the month on a monthly, quarterly or semi-annual basis. You can contact your investment professional or the servicing agent to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $5,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be Medallion Guaranteed.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving the servicing agent 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND STRATEGIES OF THE MARSICO FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY BEFORE YOU INVEST.
--------------------------------------------------------------------------------


(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

       You can generally sell shares of the Fund to buy shares of another Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

       Here's how exchanges work:

         - You can exchange Marsico Shares of the Fund for shares of Marsico Funds.

         - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

         - You may only make exchanges into a Fund that is legally sold in your state of residence.

         - You generally may only make an exchange into a Fund that is accepting investments.

         - A sales charge may apply when exchanging from a Money Market Fund to a Fund with a front-end sales charge.

         - We or Marsico Funds may limit the number of exchanges you can make within a specified period of time.

         - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

         - You cannot exchange any shares you own in certificate form until the Transfer Agent has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $50 or more of Marsico Shares of the Fund for shares of Marsico Funds any day of the month. You can contact your investment professional or the servicing agent to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the servicing agent in writing or call 1.888.860.8686.

  - If you set up your plan to exchange more than $100,000 you must have your signature Medallion Guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - The rules for making exchanges apply to automatic exchanges.

Shareholder servicing and administration fees
(PERCENT GRAPHIC)

--------------------------------------------------------------------------------

THE SERVICING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.
--------------------------------------------------------------------------------


The servicing agent is compensated for providing services to investors under a shareholder servicing plan.

The servicing agent may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Marsico Shares of the Fund.

Administration agents are compensated for providing services to investors under a shareholder administration plan.

Administration agents may receive a maximum annual shareholder administration fee of 0.10% of the average daily net assets of Marsico Shares of the Fund.

Fees are calculated daily and paid monthly. Over time, these fees will increase the cost of your investment. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Fund pays these fees to the servicing agent or administration agents for as long as the plan continues. We may reduce or discontinue payments at any time.

The Adviser and Distributor may pay significant amounts from their own assets to selling or servicing agents of the Fund for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Fund, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Fund, including, for example, presenting the Fund on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the

Nations Funds' transfer agent. The Nations Funds also may pay significant amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Fund and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling or servicing agent.

Distributions and taxes
(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF THE FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.
--------------------------------------------------------------------------------

ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to shareholders so the Fund won't have to pay any federal income tax. When the Fund makes this kind of a payment, it's split among all shares and is called a distribution.

Although the Fund does not expect to realize any capital gain, any capital gain realized by the Fund will be distributed at least once a year. The Fund declares distributions of net investment income each business day (unless the Fund closes early), and pays these distributions monthly. Normally, the Fund will declare and pay distributions of net investment income as indicated above. The Fund may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared. Shares are eligible to receive net investment income distributions from the settlement date of the purchase up to and including the day before the shares are sold.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at
1.888.860.8686. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUND. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.

FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.
--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of the Fund's ordinary income and any net short-term capital gain, if any, generally are taxable to you as ordinary income. Although the Fund does not expect to realize any capital gain, any distributions of realized net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

In general, corporate shareholders will not be able to deduct any distributions when determining their taxable income. Fund distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. State and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local individual income taxes. Distributions you receive that come from interest the Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

Legal matters

On February 9, 2005, BACAP and BACAP Distributors, LLC (an affiliated predecessor to the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Nations Funds Trust, its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing.

Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, we can not predict what liability, if any, Nations Funds Trust will have in this matter.

Financial highlights
(DOLLAR SIGN GRAPHIC)

The financial highlights table is designed to help you understand how the Fund has performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent registered public accounting firm's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover of this prospectus to find out how you can get a copy of the SAI.

NATIONS CASH RESERVES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                 YEAR       YEAR        PERIOD
                                 ENDED      ENDED       ENDED
  MARSICO SHARES               03/31/05   03/31/04   03/31/03*+++
  Net asset value, beginning
    of period                    $1.00      $1.00      $1.00
  INCOME FROM INVESTMENT
    OPERATIONS:
  Net investment income/(loss)  0.0123     $0.0065     0.0127
  LESS DISTRIBUTIONS:
  Dividends from net
    investment income          (0.0123)   $(0.0065)   (0.0127)
  Net asset value, end of
    period                       $1.00      $1.00      $1.00
  TOTAL RETURN++                 1.23%      0.66%      1.28%
  RATIOS TO AVERAGE NET
    ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in 000's)                  $11,005    $13,944    $20,755
  Ratio of operating expenses
    to average net assets(a)     0.55%    0.55%(c)   0.55%+(b)
  Ratio of net investment
    income/(loss) to average
    net assets                   1.19%      0.66%      1.27%+
  Ratio of operating expenses
    to average net assets
    without waivers and/or
    expense reimbursements(a)    0.62%      0.61%      0.61%+

* Nations Cash Reserves Marsico Shares commenced operations on May 13, 2002.
+ Annualized.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
+++ The total return for the period ended March 31, 2003 reflects the historical return information for Nations Prime Fund Marsico Shares, which was reorganized into Nations Cash Reserves Marsico Shares on May 10, 2002.
(a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) The reimbursement from the investment adviser is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

Additional hypothetical fees and expense information

The supplemental hypothetical investment information that follows provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in the class of the Fund assuming a 5% return each year, the hypothetical year-end balance before fees and expenses and the cumulative return after fees and expenses. The chart also assumes that the annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses table, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. Your actual costs may be higher or lower.

NATIONS CASH RESERVES -- MARSICO SHARES

      ANNUAL EXPENSE RATIO       INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
              0.55%                            $10,000.00                              5%
              CUMULATIVE RETURN  HYPOTHETICAL YEAR-   CUMULATIVE RETURN   HYPOTHETICAL YEAR-   ANNUAL
               BEFORE FEES AND   END BALANCE BEFORE     AFTER FEES AND    END BALANCE AFTER   FEES AND
     YEAR         EXPENSES        FEES AND EXPENSES        EXPENSES       FEES AND EXPENSES   EXPENSES
       1            5.00%            $10,500.00              4.45%            $10,445.00      $ 56.22
       2           10.25%            $11,025.00              9.10%            $10,909.80      $ 58.73
       3           15.76%            $11,576.25             13.95%            $11,395.29      $ 61.34
       4           21.55%            $12,155.06             19.02%            $11,902.38      $ 64.07
       5           27.63%            $12,762.82             24.32%            $12,432.03      $ 66.92
       6           34.01%            $13,400.96             29.85%            $12,985.26      $ 69.90
       7           40.71%            $14,071.00             35.63%            $13,563.10      $ 73.01
       8           47.75%            $14,774.55             41.67%            $14,166.66      $ 76.26
       9           55.13%            $15,513.28             47.97%            $14,797.08      $ 79.65
      10           62.89%            $16,288.95             54.56%            $15,455.55      $ 83.19
  TOTAL GAIN BEFORE FEES &
   EXPENSES                          $ 6,288.95
  TOTAL GAIN AFTER FEES &
   EXPENSES                                                                   $ 5,455.55
  TOTAL ANNUAL FEES & EXPENSES
   PAID                                                                                       $689.28

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO NATIONS FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

DEBT SECURITY -- when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

EQUITY SECURITY -- an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FIRST-TIER SECURITY -- under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has received a rating in the highest short-term rating category from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

GUARANTEED INVESTMENT CONTRACT -- an investment instrument issued by a rated insurance company in return for a payment by an investor.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as Standard & Poor's Corporation or Moody's Investors Service, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.


MONEY MARKET INSTRUMENT -- a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities. For Nations Treasury Reserves and Nations Government Reserves, money market instruments do not include either commercial paper or municipal securities.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

PARTICIPATION -- a pass-through certificate representing a share in a pool of debt obligations or other instruments.

PASS-THROUGH CERTIFICATE -- securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

PRIVATE ACTIVITY BOND -- a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SPECIAL PURPOSE ISSUER -- an entity organized solely to issue asset-backed securities on a pool of assets it owns.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

Where to find more information
(QUESTION MARK GRAPHIC)

You'll find more information about Nations Cash Reserves in the following documents:

       ANNUAL AND SEMI-ANNUAL REPORTS

       The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.

(SAI GRAPHIC)      STATEMENT OF ADDITIONAL INFORMATION
                   The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

       You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations
       Funds:

       By telephone: 1.888.860.8686

       By mail:
       MARSICO FUNDS
       C/O UMB FUND SERVICES, INC.
       P.O. BOX 3210
       MILWAUKEE, WI 53202

       Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


--------------------------------------------------------------------------------
SEC file number:
Nations Funds Trust,
811-09645
MARSICOPRO-0805
--------------------------------------------------------------------------------

                                                            (NATIONS FUNDS LOGO)

                              NATIONS FUNDS TRUST
              NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
                NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
                NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND
               NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND
            NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
            NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
                 NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND
               NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
                                 (THE "FUNDS")

                        SUPPLEMENT DATED AUGUST 1, 2005
                       TO PROSPECTUS DATED AUGUST 1, 2005

     At Board meetings held over the preceding months, the Board of Trustees of Nations Funds Trust approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). On the Transition Date, the attached "prospectus," will become the prospectus for the Funds.

     The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. Class A, B and C shares as Investor A, B and C Shares.

     2. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED -- OTHER SERVICE PROVIDERS.

     3. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED -- OTHER SERVICE PROVIDERS.

     4. The contact telephone number should be read as 1.800.321.7854.

     5. Replacing the discussion under the heading "ABOUT YOUR
        INVESTMENT -- CHOOSING A SHARE CLASS" AND "ABOUT YOUR
        INVESTMENT -- BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

SMBPROIX-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

[ABC SHARE GRAPHIC]

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WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS
ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

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Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                                                                 INTERMEDIATE
                                                                MUNICIPAL BOND
  INVESTOR A SHARES                                                  FUNDS
  MAXIMUM AMOUNT YOU CAN BUY                                       NO LIMIT



  MAXIMUM FRONT-END SALES CHARGE                                     3.25%



  MAXIMUM DEFERRED SALES CHARGE(1)                                   NONE



  MAXIMUM ANNUAL DISTRIBUTION                                 0.25% DISTRIBUTION
    AND SHAREHOLDER SERVICING FEES                            (12b-1)/SERVICE FEE



  CONVERSION FEATURE                                                 NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A
   SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                                                 INTERMEDIATE
                                                                MUNICIPAL BOND
  INVESTOR B SHARES                                                 FUNDS
  MAXIMUM AMOUNT YOU CAN BUY                                       $100,000



  MAXIMUM FRONT-END SALES CHARGE                                     NONE



  MAXIMUM DEFERRED SALES CHARGE(1)                                  3.00%



  REDEMPTION FEE                                                     NONE



  MAXIMUM ANNUAL DISTRIBUTION AND                             0.75% DISTRIBUTION
    SHAREHOLDER SERVICING FEES                                 (12b-1) FEE AND
                                                              0.25% SERVICE FEE



  CONVERSION FEATURE                                                 YES

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                                                 INTERMEDIATE
                                                                MUNICIPAL BOND
  INVESTOR C SHARES                                                 FUNDS
  MAXIMUM AMOUNT YOU CAN BUY                                       NO LIMIT



  MAXIMUM FRONT-END SALES CHARGE                                     NONE



  MAXIMUM DEFERRED SALES CHARGE(1)                                  1.00%



  REDEMPTION FEE                                                     NONE



  MAXIMUM ANNUAL DISTRIBUTION                                 0.75% DISTRIBUTION
    AND SHAREHOLDER SERVICING FEES                             (12b-1) FEE AND
                                                              0.25% SERVICE FEE



  CONVERSION FEATURE                                                 NONE

(1)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher distributions per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

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THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES
CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

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[A SHARES GRAPHIC] ABOUT INVESTOR A SHARE

      There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - FRONT END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the Fund you're buying, and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                    SALES CHARGE    SALES CHARGE     AMOUNT RETAINED
                                                     AS A % OF      AS A % OF THE   BY SELLING AGENTS
                                                    THE OFFERING     NET AMOUNT       AS A % OF THE
         AMOUNT YOU BOUGHT                             PRICE          INVESTED       OFFERING PRICE
         -----------------                         --------------   -------------   -----------------
         INTERMEDIATE MUNICIPAL BOND FUNDS



         $0 - $99,999                                  3.25%            3.36%             3.00%



         $100,000 - $249,999                           2.50%            2.56%             2.25%



         $250,000 - $499,999                           2.00%            2.04%             1.75%



         $500,000 - $999,999                           1.50%            1.53%             1.25%



         $1,000,000 OR MORE                            0.00%            0.00%             1.00%(1)



         LONG-TERM MUNICIPAL BOND FUNDS



         $0 - $49,999                                  4.75%            4.99%             4.25%



         $50,000 - $99,999                             4.50%            4.71%             4.00%



         $100,000 - $249,999                           3.50%            3.63%             3.00%



         $250,000 - $499,999                           2.50%            2.56%             2.25%



         $500,000 - $999,999                           2.00%            2.04%             1.75%



         $1,000,000 OR MORE                            0.00%            0.00%             1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. BACAP Distributors pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      If you buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        - If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

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INVESTOR B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $100,000. YOU
AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN INVESTOR B SHARES DOES NOT EXCEED THE $100,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN INVESTOR B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



(B SHARES GRAPHIC) ABOUT INVESTOR B SHARES

      You can buy up to $100,000 in aggregate of Investor B Shares. Investor B Shares are not intended for purchase in excess of $100,000. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

      INTERMEDIATE MUNICIPAL BOND FUNDS




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                      YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                              3.0%



         THE SECOND YEAR YOU OWN THEM                                             3.0%



         THE THIRD YEAR YOU OWN THEM                                              2.0%



         THE FOURTH YEAR YOU OWN THEM                                             1.0%



         AFTER FIVE YEARS OF OWNING THEM                                          NONE

      LONG-TERM MUNICIPAL BOND FUNDS




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                      YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                              5.0%



         THE SECOND YEAR YOU OWN THEM                                             4.0%



         THE THIRD YEAR YOU OWN THEM                                              3.0%



         THE FOURTH YEAR YOU OWN THEM                                             3.0%



         THE FIFTH YEAR YOU OWN THEM                                              2.0%



         THE SIXTH YEAR YOU OWN THEM                                              1.0%



         AFTER SIX YEARS OF OWNING THEM                                           NONE

      The CDSC is calculated from the trade date of your purchase. The CDSC for those shares will not be reduced or eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

      INTERMEDIATE MUNICIPAL BOND FUNDS




                                                                WILL CONVERT TO INVESTOR A SHARES
         INVESTOR B SHARES YOU BOUGHT                              AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                           EIGHT YEARS



         BETWEEN AUGUST 1, 1998 AND NOVEMBER 15, 1998
           $0 -- $499,999                                                   SIX YEARS
           $500,000 -- $999,999                                            FIVE YEARS

      Investor B Shares purchased during certain periods prior to August 1, 1997 may have had different or no conversion rights. Please refer to the conversion rights outlined in the original prospectus relating to those Investor B Shares.

      The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

      Here's how the conversion works:

        - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Investor A Shares at the same time.

        - You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        - Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

        - Conversions are free from federal income tax.


[C SHARES GRAPHIC] ABOUT INVESTOR C SHARES

      There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - CONTINGENT DEFERRED SALES CHARGES

      The CDSC is calculated from the trade date of your purchase. The CDSC for those shares will not be eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

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PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT
REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a reduced or waived front-end sales charge or CDSC. Information about these reductions and waivers is provided below and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.321.7854 to determine whether you qualify for a reduction or waiver of these charges.

      FRONT-END SALES CHARGES
      (Investor A Shares)



      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

        - COMBINE PURCHASES YOU'VE ALREADY MADE
         Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own plus the value of the shares you're buying. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

        - COMBINE PURCHASES YOU PLAN TO MAKE
         By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

            - You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

            - Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

            - If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

            - Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

            - If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent is established. Any adjustment will be used to buy additional shares at the reduced sales charge.

        - COMBINE PURCHASES WITH FAMILY MEMBERS
         You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

      The following investors can buy Investor A Shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealers that have entered into a Nations Funds dealer agreement with BACAP Distributors may buy Investor A Shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

        - certain pension, profit sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling Investor A Shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor A Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Investor A, Investor B and Investor C Shares)

      You won't pay a CDSC on the following transactions:

        - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

        - shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the tax code)) of a shareholder, including a registered joint owner

        - shares sold by or distributions from certain pension, profit sharing or other employee benefit plans offered to non-U.S. investors

        - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

        - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Investor A, Investor B or
              Investor C Shares of Nations Funds, or

            - sign a letter of intent to buy at least $500,000 of Investor A,
              Investor B or Investor C Shares of Nations Funds, or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

        - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        - shares sold under our right to liquidate a shareholder's account, including, but not limited to, instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        - if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        - withdrawals made under the Automatic Withdrawal Plan or exchanges made under the Automatic Exchange Feature described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made under the Automatic Withdrawal Plan in a year are less than 12% of the total value of those shares in your account at the time the plan is established. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

      You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same class of the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor B or Investor C Shares in proportion to the amount reinvested. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      You won't pay a CDSC on the sale of Investor C Shares sold by a nonprofit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

Buying, selling and exchanging shares

[BUYING, SELLING AND EXCHANGING SHARES GRAPHIC]

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY BUYING THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Primary A Shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.321.7854 if you have any questions or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that any shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period. Nations Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally, will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor A and C Shares. You
                                         - $250 for certain fee based investment    can invest up to $100,000 in Investor B
                                           accounts                                 Shares.
                                         minimum additional investment:
                                         - $100 for all accounts

                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $50

Selling shares    In a lump sum          - you can sell up to $50,000 of your       We'll deduct any CDSC from the amount
                                           shares by telephone, otherwise there     you're selling and send you or your
                                           are no limits to the amount you can      selling agent the balance, usually
                                           sell                                     within three business days of receiving
                                         - other restrictions may apply to          your order.
                                           withdrawals from retirement plan         If you paid for your shares with a
                                           accounts                                 check that wasn't certified, we'll hold
                                                                                    the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared.

                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account. No CDSC is deducted if
                                                                                    you withdraw 12% or less of the value
                                                                                    of your shares in a class.

Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange your Investor A Shares
  shares                                                                            for Investor A Shares of any other
                                                                                    Nations Fund, except Index Funds.
                                                                                    You can exchange your Investor B Shares
                                                                                    for Investor B Shares of any other
                                                                                    Nations Fund.
                                                                                    You can exchange your Investor C Shares
                                                                                    for Investor C Shares of any other
                                                                                    Nations Fund.
                                                                                    You won't pay a front-end sales charge,
                                                                                    CDSC or redemption fee on the shares
                                                                                    you're exchanging.

                  Using our Automatic    - minimum $25 per exchange                 You must already have an investment in
                  Exchange Feature                                                  the Funds into which you want to
                                                                                    exchange. You can make exchanges
                                                                                    monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is no longer indicative of the security's fair value because a significant event has occurred after a foreign exchange closed but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



[BUYING SHARES GRAPHIC] BUYING SHARES

      Here are some general rules for buying shares:

        - You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


[SELLING SHARES GRAPHIC] SELLING SHARES

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.
        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


[EXCHANGING SHARES GRAPHIC] EXCHANGING SHARES

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

      EXCHANGING INVESTOR A SHARES



      You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

      Here are some rules for exchanging Investor A Shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Investor A Share was of a Nations Money Market Fund).

        - You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING INVESTOR B SHARES



      You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING INVESTOR C SHARES



      You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

                              NATIONS FUNDS TRUST
                      NATIONS CONVERTIBLE SECURITIES FUND
                         NATIONS ASSET ALLOCATION FUND
                               NATIONS VALUE FUND
                           NATIONS MIDCAP VALUE FUND
                         NATIONS STRATEGIC GROWTH FUND
                          NATIONS MARSICO GROWTH FUND
                     NATIONS MARSICO FOCUSED EQUITIES FUND
                       NATIONS MARSICO MIDCAP GROWTH FUND
                       NATIONS MARSICO 21ST CENTURY FUND
                          NATIONS SMALLCAP VALUE FUND
                           NATIONS SMALL COMPANY FUND
                                 (THE "FUNDS")

                        SUPPLEMENT DATED AUGUST 1, 2005
                       TO PROSPECTUS DATED AUGUST 1, 2005

     At Board meetings held over the preceding months, the Board of Trustees of Nations Funds Trust approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). On the Transition Date, the attached "prospectus," will become the prospectus for the Funds.

     The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. Class A, B and C shares as Investor A, B and C Shares.

     2. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     4. The contact telephone number should be read as 1.800.321.7854.

     5. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - CHOOSING A SHARE CLASS" AND "ABOUT YOUR INVESTMENT - BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

COMEQPROIX-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class
[ABC GRAPHIC]

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                               INVESTOR A           INVESTOR B          INVESTOR C
                                 SHARES               SHARES              SHARES
  MAXIMUM AMOUNT YOU CAN
    BUY                         NO LIMIT             $100,000            NO LIMIT



  MAXIMUM FRONT-END SALES
    CHARGE                        5.75%                NONE                NONE



  MAXIMUM DEFERRED SALES
    CHARGE                       NONE(1)             5.00%(2)            1.00%(3)



  MAXIMUM ANNUAL                                       0.75%               0.75%
    DISTRIBUTION AND              0.25%            DISTRIBUTION        DISTRIBUTION
    SHAREHOLDER SERVICING     DISTRIBUTION        (12B-1) FEE AND     (12B-1) FEE AND
    FEES                   (12B-1)/SERVICE FEE   0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE              NONE                  YES                NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A SHARES
    -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher distributions per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



[A SHARES GRAPHIC] ABOUT INVESTOR A SHARES

      There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you received shares from reinvested distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                       SALES CHARGE      AMOUNT RETAINED
                                      SALES CHARGE     AS A % OF THE    BY SELLING AGENTS
                                     AS A % OF THE      NET AMOUNT        AS A % OF THE
           AMOUNT YOU BOUGHT         OFFERING PRICE      INVESTED        OFFERING PRICE
           $0 - $49,999                  5.75%             6.10%              5.00%



           $50,000 - $99,999             4.50%             4.71%              3.75%



           $100,000 - $249,999           3.50%             3.63%              2.75%



           $250,000 - $499,999           2.50%             2.56%              2.00%



           $500,000 - $999,999           2.00%             2.04%              1.75%



           $1,000,000 OR MORE            0.00%             0.00%           1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. BACAP Distributors pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      If you buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        - If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

INVESTOR B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $100,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN INVESTOR B SHARES DOES NOT EXCEED THE $100,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN INVESTOR B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



[B SHARES GRAPHIC] ABOUT INVESTOR B SHARES

      You can buy up to $100,000 in aggregate of Investor B Shares. Investor B Shares are not intended for purchase in excess of $100,000. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you bought the shares before August 1, 1998

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                       YOU'LL PAY A CDSC OF:
         --------------------------------------------------------------------------------------
                                           SHARES YOU
                                             BOUGHT            SHARES YOU BOUGHT BETWEEN
                                             AFTER              8/1/1998 AND 11/15/1998
                                           11/15/1998          IN THE FOLLOWING AMOUNTS:
                                           ----------   ---------------------------------------
                                                                        $250,000 -   $500,000 -
                                                        $0 - $249,999    $499,999     $999,999
         THE FIRST YEAR YOU OWN THEM          5.0%          5.0%           3.0%         2.0%



         THE SECOND YEAR YOU OWN THEM         4.0%          4.0%           2.0%         1.0%



         THE THIRD YEAR YOU OWN THEM          3.0%          3.0%           1.0%         NONE



         THE FOURTH YEAR YOU OWN THEM         3.0%          3.0%           NONE         NONE



         THE FIFTH YEAR YOU OWN THEM          2.0%          2.0%           NONE         NONE



         THE SIXTH YEAR YOU OWN THEM          1.0%          1.0%           NONE         NONE



         AFTER SIX YEARS OF OWNING THEM       NONE          NONE           NONE         NONE

      The CDSC is calculated from the trade date of your purchase. The CDSC for those shares will not be reduced or eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                                                                   WILL CONVERT TO
                                                                  INVESTOR A SHARES
         INVESTOR B SHARES YOU BOUGHT                        AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                     EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998



           $0 - $249,999                                             NINE YEARS



           $250,000 - $499,999                                        SIX YEARS



           $500,000 - $999,999                                       FIVE YEARS



         BEFORE AUGUST 1, 1997                                       NINE YEARS

      Investor B Shares purchased during certain periods prior to August 1, 1997 may have had different or no conversion rights. Please refer to the conversion rights outlined in the original prospectus relating to those Investor B Shares.

      The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

      Here's how the conversion works:

        - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Investor A Shares at the same time.

        - You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        - Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

        - Conversions are free from federal income tax.


[C SHARES GRAPHIC] ABOUT INVESTOR C SHARES

      There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC is calculated from the trade date of your purchase. The CDSC for those shares will not be eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID FOR MORE INFORMATION.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a reduced or waived front-end sales charge or CDSC. Information about these reductions and waivers is provided below and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.321.7854 to determine whether you qualify for a reduction or waiver of these charges.

      FRONT-END SALES CHARGES
      (Investor A Shares)

      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

         - COMBINE PURCHASES YOU'VE ALREADY MADE
            Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own plus the value of the shares you're buying. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

         - COMBINE PURCHASES YOU PLAN TO MAKE
            By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

           - You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

           - Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

           - If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

           - Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

           - If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent is established. Any adjustment will be used to buy additional shares at the reduced sales charge.

         - COMBINE PURCHASES WITH FAMILY MEMBERS
       You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

      The following investors can buy Investor A Shares without paying a front-end sales charge:

         - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

         - banks, trust companies and thrift institutions acting as fiduciaries

         - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

         - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

         - registered broker/dealers that have entered into a Nations Funds dealer agreement with BACAP Distributors may buy Investor A Shares without paying a front-end sales charge for their investment account only

         - registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

         - employees or partners of any service provider to the Funds

         - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

         - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      The following plans can buy Investor A Shares without paying a front-end sales charge:

         - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

         - employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
           Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

           - have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

           - sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

           - be an employer-sponsored plan with at least 100 eligible participants, or

           - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

         - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling Investor A Shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor A Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Investor A, Investor B and Investor C Shares)

      You won't pay a CDSC on the following transactions:

         - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

         - shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

         - shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

         - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

         - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

           - have at least $500,000 invested in Investor A, Investor B or Investor C Shares of Nations Funds, or

           - sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

           - be an employer-sponsored plan with at least 100 eligible participants, or

           - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

         - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

           - a tax-free return of an excess contribution to an IRA

           - distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

         - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

         - shares sold under our right to liquidate a shareholder's account, including, but not limited to, instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

         - if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

         - withdrawals made under the Automatic Withdrawal Plan or exchanges made under the Automatic Exchange Feature described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made under the Automatic Withdrawal Plan in a year are less than 12% of the total value of those shares in your account at the time the plan is established. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

      You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same class of the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor B or Investor C Shares in proportion to the amount reinvested. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      You won't pay a CDSC on the sale of Investor C Shares sold by a nonprofit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Primary A Shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.321.7854 if you have any questions or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that any shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations

Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor A and C Shares. You
                                         - $500 for traditional and Roth IRAs,      can invest up to $100,000 in Investor B
                                         and Coverdell Education Savings            Shares.
                                           Accounts
                                         - $250 for certain fee-based accounts
                                         - no minimum for certain retirement
                                         plan accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $100 for all accounts


                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $50


Selling shares    In a lump sum          - you can sell up to $50,000 of your       We'll deduct any CDSC from the amount
                                         shares by telephone, otherwise there       you're selling and send you or your
                                           are no limits to the amount you can      selling agent the balance, usually
                                           sell                                     within three business days of receiving
                                         - other restrictions may apply to          your order.
                                           withdrawals from retirement plan
                                           accounts

                                                                                    If you paid for your shares with a
                                                                                    check that wasn't certified, we'll hold
                                                                                    the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared.


                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account. No CDSC is deducted if
                                                                                    you withdraw 12% or less of the value
                                                                                    of your shares in a class.


Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange your Investor A Shares
  shares                                                                            for Investor A Shares of any other
                                                                                    Nations Fund, except Index Funds.


                                                                                    You can exchange your Investor B Shares
                                                                                    for Investor B Shares of any other
                                                                                    Nations Fund.


                                                                                    You can exchange your Investor C Shares
                                                                                    for Investor C Shares of any other
                                                                                    Nations Fund.

                                                                                    You won't pay a front-end sales charge,
                                                                                    CDSC or redemption fee on the shares
                                                                                    you're exchanging.


                  Using our Automatic    - minimum $25 per exchange                 You must already have an investment in
                  Exchange Feature                                                  the Funds into which you want to
                                                                                    exchange. You can make exchanges
                                                                                    monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is no longer indicative of the security's fair value because a significant event has occurred after a foreign exchange closed but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

When a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)         Here are some general rules for buying shares:

        - You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT




      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.



SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


(SELLING SHARES    SELLING SHARES
  GRAPHIC)         Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

      EXCHANGING INVESTOR A SHARES



      You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

      Here are some rules for exchanging Investor A Shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Investor A Shares was of a Nations Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING INVESTOR B SHARES



      You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING INVESTOR C SHARES



      You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

                              NATIONS FUNDS TRUST
              NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
                NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
                NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND
               NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND
            NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
            NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
                 NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND
               NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
                                 (THE "FUNDS")

                        SUPPLEMENT DATED AUGUST 1, 2005
                       TO PROSPECTUS DATED AUGUST 1, 2005

     At Board meetings held over the preceding months, the Board of Trustees of Nations Funds Trust approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). On the Transition Date, the attached "prospectus," will become the prospectus for the Funds.

     The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. Class Z shares as Primary A Shares.

     2. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     4. The contact telephone number should be read as 1.800.321.7854.

     5. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

SMBROZ-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

[BUYING, SELLING AND TRANSFERRING GRAPHIC]

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:

  - Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

    - Bank of America and certain of its affiliates

    - certain other financial institutions and intermediaries, including financial planners and investment advisers

    - institutional investors

    - endowments

    - other Funds in the Nations Funds Family

  - The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that any shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is no longer indicative of the security's fair value because a significant event has occurred after a foreign exchange closed but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

When a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


[BUYING SHARES GRAPHIC] BUYING SHARES


      Here are some general rules for buying shares:

        - You buy Primary A Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

[SELLING SHARES GRAPHIC] SELLING SHARES


      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire to investors within three business days after BACAP Distributors, PFPC or their agents receive your order.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


[EXCHANGING SHARES GRAPHIC] EXCHANGING SHARES


      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Money Market Funds.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

                              NATIONS FUNDS TRUST
                      NATIONS CONVERTIBLE SECURITIES FUND
                         NATIONS ASSET ALLOCATION FUND
                               NATIONS VALUE FUND
                           NATIONS MIDCAP VALUE FUND
                         NATIONS STRATEGIC GROWTH FUND
                          NATIONS MARSICO GROWTH FUND
                     NATIONS MARSICO FOCUSED EQUITIES FUND
                       NATIONS MARSICO MIDCAP GROWTH FUND
                       NATIONS MARSICO 21ST CENTURY FUND
                          NATIONS SMALLCAP VALUE FUND
                           NATIONS SMALL COMPANY FUND
                           NATIONS GLOBAL VALUE FUND
                        NATIONS INTERNATIONAL VALUE FUND
                       NATIONS INTERNATIONAL EQUITY FUND
                NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND
                          NATIONS LARGECAP INDEX FUND
                           NATIONS MIDCAP INDEX FUND
                          NATIONS SMALLCAP INDEX FUND
                      NATIONS LARGECAP ENHANCED CORE FUND
                         NATIONS SHORT-TERM INCOME FUND
                         NATIONS INTERMEDIATE BOND FUND
                               NATIONS BOND FUND
                          NATIONS HIGH YIELD BOND FUND
                    NATIONS SHORT-TERM MUNICIPAL INCOME FUND
                         NATIONS MUNICIPAL INCOME FUND
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     At Board meetings held over the preceding months, the Board of Trustees of Nations Funds Trust approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). On the Transition Date, the attached "prospectus," will become the prospectus for the Funds.

     The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. Class Z shares as Primary A Shares.

     2. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     4. The contact telephone number should be read as 1.800.321.7854.

     5. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

COMPROZ-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:

  - Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries, including financial planners and investment advisers

     - institutional investors

     - charitable foundations

     - endowments

     - other Funds in Nations Funds Family

  - The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that any shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts.

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is no longer indicative of the security's fair value because a significant event has occurred after a foreign exchange closed but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF REDEMPTION FEES.

YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


REDEMPTION FEES

The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. The redemption fee is paid to the Fund from which you are redeeming shares (including redemptions by exchange).

The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification. We'll redeem any shares that are eligible for a waiver first. For a discussion of the effects of market timing please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

      You won't pay an otherwise applicable redemption fee on the following categories of transactions:

        - shares sold following the death or disability (as defined in the tax code) of the shareholder, including a registered joint owner

        - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Nations Funds does not have access to information about the individual participant account activity, except where Nations Funds has received an indication that the plan administrator is able to assess the redemption fee to the appropriate accounts

        - shares sold by certain investment funds (e.g. Nations LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to BACAP that the investment fund is not a vehicle for market timing. BACAP or its affiliates may manage certain of the approved investment funds

        - shares sold in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to BACAP that the program is not designed to be a vehicle for market timing

        - shares sold by accounts where Nations Funds has received information reasonably satisfactory to BACAP indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee to underlying shareholders

        - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of BACAP

        - shares that were purchased by reinvested dividends

        - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

      The Nations Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

      As described above, certain intermediaries may not assess redemption fees to certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). In these situations, the Nations Funds' ability to assess redemption fees is generally limited by the intermediary's policies and, accordingly, no redemption fees will be assessed on such redemptions.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Primary A Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
          Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Money Market Funds.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The International/Global Stock Funds assess, subject to certain exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
          Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

                              NATIONS FUNDS TRUST
                         NATIONS SHORT-TERM INCOME FUND
                         NATIONS INTERMEDIATE BOND FUND
                               NATIONS BOND FUND
                            NATIONS HIGH YIELD FUND
                                 (THE "FUNDS")

                        SUPPLEMENT DATED AUGUST 1, 2005
                       TO PROSPECTUS DATED AUGUST 1, 2005

     At Board meetings held over the preceding months, the Board of Trustees of Nations Funds Trust approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). On the Transition Date, the attached "prospectus," will become the prospectus for the Funds.

     The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. Class A, B and C shares as Investor A, B and C Shares.

     2. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED -- OTHER SERVICE PROVIDERS.

     3. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED -- OTHER SERVICE PROVIDERS.

     4. The contact telephone number should be read as 1.800.321.7854.

     5. Replacing the discussion under the heading "ABOUT YOUR
        INVESTMENT -- CHOOSING A SHARE CLASS" AND "ABOUT YOUR
        INVESTMENT -- BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

BONDPROIX-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus except Nations Short-Term Income Fund, which doesn't offer Investor B Shares to new investors.

Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                              NATIONS
                             SHORT-TERM    NATIONS INTERMEDIATE
                               INCOME           BOND FUND,            NATIONS HIGH
 INVESTOR A SHARES              FUND         NATIONS BOND FUND      YIELD BOND FUND
 MAXIMUM AMOUNT YOU CAN
 BUY                          NO LIMIT           NO LIMIT               NO LIMIT



 MAXIMUM FRONT-END SALES
 CHARGE                        1.00%               3.25%                 4.75%



 MAXIMUM DEFERRED SALES
 CHARGE(1)                      NONE               NONE                   NONE



 MAXIMUM ANNUAL                0.25%               0.25%                 0.25%
 DISTRIBUTION AND           DISTRIBUTION       DISTRIBUTION           DISTRIBUTION
 SHAREHOLDER SERVICING        (12B-1)/           (12B-1)/               (12B-1)/
 FEES                         SERVICE           SERVICE FEE           SERVICE FEE
                               FEE(2)



 CONVERSION FEATURE             NONE               NONE                   NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A
   SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)Nations Short-Term Income Fund pays this fee under a separate servicing plan.

                             NATIONS        NATIONS INTERMEDIATE
                           SHORT-TERM            BOND FUND,            NATIONS HIGH
 INVESTOR B SHARES         INCOME FUND        NATIONS BOND FUND      YIELD BOND FUND
 MAXIMUM AMOUNT YOU
 CAN BUY                    $100,000              $100,000               $100,000



 MAXIMUM FRONT-END
 SALES CHARGE                 NONE                  NONE                   NONE



 MAXIMUM DEFERRED
 SALES CHARGE                 NONE                3.00%(1)               5.00%(1)



 REDEMPTION FEE               NONE                  NONE                   NONE



 MAXIMUM ANNUAL               0.75%                 0.75%                 0.75%
 DISTRIBUTION AND         DISTRIBUTION          DISTRIBUTION           DISTRIBUTION
 SHAREHOLDER SERVICING   (12B-1) FEE AND       (12B-1) FEE AND       (12B-1) FEE AND
 FEES                   0.25% SERVICE FEE     0.25% SERVICE FEE     0.25% SERVICE FEE



 CONVERSION FEATURE           NONE                   YES                   YES

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                             NATIONS        NATIONS INTERMEDIATE
                           SHORT-TERM            BOND FUND,            NATIONS HIGH
 INVESTOR C SHARES         INCOME FUND        NATIONS BOND FUND      YIELD BOND FUND
 MAXIMUM AMOUNT YOU
 CAN BUY                    NO LIMIT              NO LIMIT               NO LIMIT



 MAXIMUM FRONT-END
 SALES CHARGE                 NONE                  NONE                   NONE



 MAXIMUM DEFERRED
 SALES CHARGE(1)              1.00%                 1.00%                 1.00%



 REDEMPTION FEE               NONE                  NONE                   NONE



 MAXIMUM ANNUAL               0.75%                 0.75%                 0.75%
 DISTRIBUTION AND         DISTRIBUTION          DISTRIBUTION           DISTRIBUTION
 SHAREHOLDER SERVICING   (12B-1) FEE AND       (12B-1) FEE AND       (12B-1) FEE AND
 FEES                   0.25% SERVICE FEE     0.25% SERVICE FEE     0.25% SERVICE FEE



 CONVERSION FEATURE           NONE                  NONE                   NONE

(1)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher distributions per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(A SHARE GRAPHIC)  ABOUT INVESTOR A SHARES

      There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

      NATIONS SHORT-TERM INCOME FUND




                                                                             AMOUNT
                                                                            RETAINED
                                                        SALES CHARGE       BY SELLING
                                       SALES CHARGE     AS A % OF THE        AGENTS
                                      AS A % OF THE      NET AMOUNT      AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE      INVESTED       OFFERING PRICE
           $0 - $99,999                   1.00%            1.01%             0.75%



           $100,000 - $249,999            0.75%            0.76%             0.50%



           $250,000 - $999,999            0.50%            0.50%             0.40%



           $1,000,000 OR MORE             0.00%            0.00%           1.00%(1)

      NATIONS INTERMEDIATE BOND FUND
      NATIONS BOND FUND




                                                                             AMOUNT
                                                                            RETAINED
                                                        SALES CHARGE       BY SELLING
                                       SALES CHARGE     AS A % OF THE        AGENTS
                                      AS A % OF THE      NET AMOUNT      AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE      INVESTED       OFFERING PRICE
           $0 - $99,999                   3.25%            3.36%             3.00%



           $100,000 - $249,999            2.50%            2.56%             2.25%



           $250,000 - $499,999            2.00%            2.04%             1.75%



           $500,000 - $999,999            1.50%            1.53%             1.25%



           $1,000,000 OR MORE             0.00%            0.00%           1.00%(1)

      NATIONS HIGH YIELD BOND FUND




                                                                             AMOUNT
                                                                            RETAINED
                                                        SALES CHARGE       BY SELLING
                                       SALES CHARGE     AS A % OF THE        AGENTS
                                      AS A % OF THE      NET AMOUNT      AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE      INVESTED       OFFERING PRICE
           $0 - $49,999                   4.75%            4.99%             4.25%



           $50,000 - $99,999              4.50%            4.71%             4.00%



           $100,000 - $249,999            3.50%            3.63%             3.00%



           $250,000 - $499,999            2.50%            2.56%             2.25%



           $500,000 - $999,999            2.00%            2.04%             1.75%



           $1,000,000 OR MORE             0.00%            0.00%           1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. BACAP Distributors pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      If you buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        - If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

INVESTOR B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $100,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN INVESTOR B SHARES DOES NOT EXCEED THE $100,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN INVESTOR B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



(B SHARES GRAPHIC) ABOUT INVESTOR B SHARES

      You can buy up to $100,000 in aggregate of Investor B Shares. Investor B Shares are not intended for purchase in excess of $100,000. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them. Investor B Shares are not available for Nations Short-Term Income Fund.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

      NATIONS INTERMEDIATE BOND FUND
      NATIONS BOND FUND




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                            3.0%



         THE SECOND YEAR YOU OWN THEM                                           3.0%



         THE THIRD YEAR YOU OWN THEM                                            2.0%



         THE FOURTH YEAR YOU OWN THEM                                           1.0%



         AFTER FIVE YEARS OF OWNING THEM                                        NONE

      NATIONS HIGH YIELD BOND FUND




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                            5.0%



         THE SECOND YEAR YOU OWN THEM                                           4.0%



         THE THIRD YEAR YOU OWN THEM                                            3.0%



         THE FOURTH YEAR YOU OWN THEM                                           3.0%



         THE FIFTH YEAR YOU OWN THEM                                            2.0%



         THE SIXTH YEAR YOU OWN THEM                                            1.0%



         AFTER SIX YEARS OF OWNING THEM                                         NONE

      The CDSC is calculated from the trade date of your purchase. The CDSC for those shares will not be reduced or eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

      NATIONS INTERMEDIATE BOND FUND
      NATIONS BOND FUND




                                                                 WILL CONVERT TO INVESTOR A SHARES
         INVESTOR B SHARES YOU BOUGHT                               AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                            EIGHT YEARS



         BETWEEN AUGUST 1, 1998 AND NOVEMBER 15, 1998



         $0 - $249,999                                                        SIX YEARS



         $250,000 - $499,999                                                  SIX YEARS



         $500,000 - $999,999                                                 FIVE YEARS

      NATIONS HIGH YIELD BOND FUND




                                                                 WILL CONVERT TO INVESTOR A SHARES
         INVESTOR B SHARES YOU BOUGHT                               AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                            EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998



         $0 - $249,999                                                       NINE YEARS



         $250,000 - $499,999                                                  SIX YEARS



         $500,000 - $999,999                                                 FIVE YEARS



         BEFORE AUGUST 1, 1997                                              EIGHT YEARS

      Investor B Shares purchased during certain periods prior to August 1, 1997 may have had different or no conversion rights. Please refer to the conversion rights outlined in the original prospectus relating to those Investor B Shares.

      The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

      Here's how the conversion works:

        - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Investor A Shares at the same time.

        - You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        - Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

        - Conversions are free from federal income tax.

(C SHARES GRAPHIC) ABOUT INVESTOR C SHARES

      There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC is calculated from the trade date of your purchase. The CDSC for those shares will not be eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a reduced or waived front-end sales charge or CDSC. Information about these reductions and waivers is provided below and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.321.7854 to determine whether you qualify for a reduction or waiver of these charges.

      FRONT-END SALES CHARGES



      (Investor A Shares)

      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

        - COMBINE PURCHASES YOU'VE ALREADY MADE
           Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own plus the value of the shares you're buying. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

        - COMBINE PURCHASES YOU PLAN TO MAKE
           By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.



          - You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

          - Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

          - If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

          - Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

          - If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent is established. Any adjustment will be used to buy additional shares at the reduced sales charge.

        - COMBINE PURCHASES WITH FAMILY MEMBERS
           You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

      The following investors can buy Investor A Shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealers that have entered into a Nations Funds dealer agreement with BACAP Distributors may buy Investor A Shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      The following plans can buy Investor A Shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

        - employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
          Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

          - sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling Investor A Shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor A Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Investor A, Investor B and Investor C Shares)

      You won't pay a CDSC on the following transactions:

        - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

        - shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

        - shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

        - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

        - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Investor A, Investor B or Investor C Shares of Nations Funds, or

          - sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

        - the following retirement plan distributions:

          - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

          - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

          - a tax-free return of an excess contribution to an IRA

          - distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

        - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        - shares sold under our right to liquidate a shareholder's account, including, but not limited to, instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        - if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        - withdrawals made under the Automatic Withdrawal Plan or exchanges made under the Automatic Exchange Feature described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made under the Automatic Withdrawal Plan in a year are less than 12% of the total value of those shares in your account at the time the plan is established. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

        You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same class of the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor B or Investor C Shares in proportion to the amount reinvested. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

        You won't pay a CDSC on the sale of Investor C Shares sold by a nonprofit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Primary A Shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.321.7854 if you have any questions or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects of the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that any shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations

Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------

Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor A and C Shares. You
                                         - $500 for traditional and Roth IRAs,      can invest up to $100,000 in Investor B
                                           and Coverdell Education Savings          Shares.
                                           Accounts
                                         - $250 for certain fee-based accounts      Investor B Shares are only available to
                                         - no minimum for certain retirement        existing customers of Nations
                                           plan accounts like 401(k) plans and      Short-Term Income Fund.
                                           SEP accounts, but other restrictions     Systematic Investment Plan
                                           apply
                                         minimum additional investment:
                                         - $100 for all accounts


Selling shares    In a lump sum          - you can sell up to $50,000 of your       We'll deduct any CDSC from the amount
                                           shares by telephone, otherwise there     you're selling and send you or your
                                           are no limits to the amount you can      selling agent the balance, usually
                                           sell                                     within three business days of receiving
                                         - other restrictions may apply to          your order.
                                           withdrawals from retirement plan
                                           accounts                                 If you paid for your shares with a
                                                                                    check that wasn't certified, we'll hold
                                                                                    the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared.


                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account. No CDSC is deducted if
                                                                                    you withdraw 12% or less of the value
                                                                                    of your shares in a class.


Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange your Investor A Shares
  shares                                                                            for Investor A Shares of any other
                                                                                    Nations Fund, except Index Funds.


                                                                                    You can exchange your Investor B Shares
                                                                                    for Investor B Shares of any other
                                                                                    Nations Fund.


                                                                                    You can exchange your Investor C Shares
                                                                                    for Investor C Shares of any other
                                                                                    Nations Fund.


                                                                                    You won't pay a front-end sales charge,
                                                                                    CDSC or redemption fee on the shares
                                                                                    you're exchanging.


                  Using our Automatic    minimum $25 per exchange                   You must already have an investment in
                  Exchange Feature                                                  the Funds into which you want to
                                                                                    exchange. You can make exchanges
                                                                                    monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is no longer indicative of the security's fair value because a significant event has occurred after a foreign exchange closed but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

When a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT




      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.



        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of one Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

      EXCHANGING INVESTOR A SHARES



      You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

      Here are some rules for exchanging Investor A Shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Investor A Shares was of a Nations Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING INVESTOR B SHARES



      You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Investor C Shares of a Nations Money Market Fund from an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING INVESTOR C SHARES



      You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.
  - The rules for making exchanges apply to automatic exchanges.

                              NATIONS FUNDS TRUST
                          NATIONS LARGECAP INDEX FUND
                      NATIONS LARGECAP ENHANCED CORE FUND
                           NATIONS MIDCAP INDEX FUND
                          NATIONS SMALLCAP INDEX FUND
                                 (THE "FUNDS")

                        SUPPLEMENT DATED AUGUST 1, 2005
                       TO PROSPECTUS DATED AUGUST 1, 2005

     At Board meetings held over the preceding months, the Board of Trustees of Nations Funds Trust approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). On the Transition Date, the attached "prospectus," will become the prospectus for the Funds.

     The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. Class A shares as Investor A Shares.

     2. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     4. The contact telephone number should be read as 1.800.321.7854.

     5. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - CHOOSING A SHARE CLASS" and "ABOUT YOUR INVESTMENT - BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

INDEXPROIA-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds. You don't pay any sales charges when you buy, sell or exchange Investor A Shares of the Index Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. The Funds also offer another class of shares, with different features and expense levels, which you may be eligible to buy. Specifically, the Funds offer Primary A Shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.


SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund Shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that any shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by

Nations Funds in any 28-day period, Nations Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor A Shares.
                                         - $500 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $250 for certain fee-based accounts
                                         - no minimum for certain retirement
                                         plan accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $100 for all accounts

                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $50

Selling shares    In a lump sum          - you can sell up to $50,000 of your       We'll send you or your selling agent
                                           shares by telephone, otherwise           the sale proceeds, usually within three
                                           there are no limits to the amount you    business days of receiving your order.
                                           can sell
                                         - other restrictions may apply to          If you paid for your shares with a
                                           withdrawals from retirement plan         check that wasn't certified, we'll hold
                                           accounts                                 the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared.

                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account.

Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange Investor A Shares of
  shares                                                                            an Index Fund for Investor A Shares of
                                                                                    any other Index Fund.

                  Using our Automatic    - minimum $25 per exchange                 You must already have an investment in
                  Exchange Feature                                                  the Funds into which you want to
                                                                                    exchange. You can make exchanges
                                                                                    monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is no longer indicative of the security's fair value because a significant event has occurred after a foreign exchange closed but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

When a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgement involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor A Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth Individual Retirement Accounts (IRAs), and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN

You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

        - You can buy shares twice a month, monthly or quarterly.

        - You can choose to have us transfer your money on or about the 15th or the last day of the month.

        - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

        - Your account balance must be at least $10,000 to set up the plan.

        - If you set up the plan after you've opened your account, your signature must be guaranteed.

        - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

        - We'll send you a check or deposit the money directly to your bank account.

        - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------


(EXCHANGING SHARES   EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can exchange Investor A Shares of an Index Fund (including Nations LargeCap Enhanced Core Fund) for Investor A Shares of any other Index Fund (including Nations LargeCap Enhanced Core Fund).

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

                              NATIONS FUNDS TRUST
                          NATIONS LARGECAP INDEX FUND
                                  (THE "FUND")

                        SUPPLEMENT DATED AUGUST 1, 2005
                       TO PROSPECTUS DATED AUGUST 1, 2005

     At Board meetings held over the preceding months, the Board of Trustees of Nations Funds Trust approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). On the Transition Date, the attached "prospectus," will become the prospectus for the Funds.

     The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. Class B shares as Investor B Shares.

     2. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED -- OTHER SERVICE PROVIDERS.

     3. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED -- OTHER SERVICE PROVIDERS.

     4. The contact telephone number should be read as 1.800.321.7854.

     5. Replacing the discussion under the heading "ABOUT YOUR
        INVESTMENT -- BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

LGCAPPROIB-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. The Fund also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, the Fund offers Primary A Shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.


SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund Shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Fund is not intended as a vehicle for market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that any shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor B Shares.
                                         - $500 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $250 for certain fee-based accounts
                                         - no minimum for certain retirement
                                         plan accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $100 for all accounts

                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $50

Selling shares    In a lump sum          - you can sell up to $50,000 of your       We'll send you or your selling agent
                                           shares by telephone, otherwise           the sale proceeds, usually within three
                                           there are no limits to the amount you    business days of receiving your order.
                                           can sell
                                         - other restrictions may apply to          If you paid for your shares with a
                                           withdrawals from retirement plan         check that wasn't certified, we'll hold
                                           accounts                                 the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared.

                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account.

Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange Investor B Shares of
  shares                                                                            an Index Fund for Investor B Shares of
                                                                                    any other Index Fund.

                  Using our Automatic    - minimum $25 per exchange                 You must already have an investment in
                  Exchange Feature                                                  the Funds into which you want to
                                                                                    exchange. You can make exchanges
                                                                                    monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is no longer indicative of the security's fair value because a significant event has occurred after a foreign exchange closed but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

When a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgement involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor B Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth Individual Retirement Accounts (IRAs), and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN

You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

        - You can buy shares twice a month, monthly or quarterly.

        - You can choose to have us transfer your money on or about the 15th or the last day of the month.

        - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

        - Your account balance must be at least $10,000 to set up the plan.

        - If you set up the plan after you've opened your account, your signature must be guaranteed.

        - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

        - We'll send you a check or deposit the money directly to your bank account.

        - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------


(EXCHANGING SHARES   EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can exchange Investor B Shares of an Index Fund (including Nations LargeCap Enhanced Core Fund) for Investor B Shares of any other Index Fund (including Nations LargeCap Enhanced Core Fund).

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.
        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor B Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

                              NATIONS FUNDS TRUST
                     NATIONS CALIFORNIA MUNICIPAL BOND FUND
                      NATIONS FLORIDA MUNICIPAL BOND FUND
                       NATIONS KANSAS MUNICIPAL BOND FUND
               NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND
                    NATIONS INTERMEDIATE MUNICIPAL BOND FUND
                   NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND
                       NATIONS GOVERNMENT SECURITIES FUND
                         NATIONS STRATEGIC INCOME FUND
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. Class Z shares as Primary A Shares.

     2. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     4. The contact telephone number should be read as 1.800.321.7854.

     5. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

MERGERPROZ-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:

  - Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

    - Bank of America and certain of its affiliates

    - certain other financial institutions and intermediaries, including financial planners and investment advisers

    - institutional investors

    - endowments

    - other Funds in the Nations Funds Family

  - The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that any shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is no longer indicative of the security's fair value because a significant event has occurred after a foreign exchange closed but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

When a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Primary A Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire to investors within three business days after BACAP Distributors, PFPC or their agents receive your order.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act


--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES GRAPHIC)    EXCHANGING SHARES

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Money Market Funds.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

                              NATIONS FUNDS TRUST
                     NATIONS CALIFORNIA MUNICIPAL BOND FUND
                      NATIONS FLORIDA MUNICIPAL BOND FUND
                       NATIONS KANSAS MUNICIPAL BOND FUND
               NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND
                    NATIONS INTERMEDIATE MUNICIPAL BOND FUND
                   NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND
                       NATIONS GOVERNMENT SECURITIES FUND
                         NATIONS STRATEGIC INCOME FUND
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. Class A, B and C shares as Investor A, B and C Shares.

     2. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     4. The contact telephone number should be read as 1.800.321.7854.

     5. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - BUYING, SELLING AND EXCHANGING" and "ABOUT YOUR INVESTMENT - CHOOSING A SHARE CLASS" with the discussion attached at the end of this document.

MERGERPROIX-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC SHARE GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                                     INTERMEDIATE STATE          LONG-TERM STATE
                                   MUNICIPAL BOND FUNDS,      MUNICIPAL BOND FUNDS,
                                    NATIONS INTERMEDIATE       NATIONS GOVERNMENT
                                    MUNICIPAL BOND FUND,        SECURITIES FUND,
                                 NATIONS SHORT-INTERMEDIATE     NATIONS STRATEGIC
  INVESTOR A SHARES                   GOVERNMENT FUND              INCOME FUND
  MAXIMUM AMOUNT YOU CAN BUY            NO LIMIT                    NO LIMIT



  MAXIMUM FRONT-END SALES
    CHARGE                               3.25%                       4.75%



  MAXIMUM DEFERRED SALES
    CHARGE(1)                             NONE                        NONE



  MAXIMUM ANNUAL DISTRIBUTION      0.25% DISTRIBUTION          0.25% DISTRIBUTION
    AND SHAREHOLDER SERVICING     (12b-1)/SERVICE FEE         (12b-1)/SERVICE FEE
    FEES



  CONVERSION FEATURE                      NONE                        NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A
   SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                     INTERMEDIATE STATE          LONG-TERM STATE
                                   MUNICIPAL BOND FUNDS,      MUNICIPAL BOND FUNDS,
                                    NATIONS INTERMEDIATE       NATIONS GOVERNMENT
                                    MUNICIPAL BOND FUND,        SECURITIES FUND,
                                 NATIONS SHORT-INTERMEDIATE     NATIONS STRATEGIC
  INVESTOR B SHARES                   GOVERNMENT FUND              INCOME FUND
  MAXIMUM AMOUNT YOU CAN BUY            $100,000                   $100,000



  MAXIMUM FRONT-END SALES
    CHARGE                                NONE                       NONE



  MAXIMUM DEFERRED SALES
    CHARGE(1)                            3.00%                       5.00%



  REDEMPTION FEE                          NONE                       NONE



  MAXIMUM ANNUAL DISTRIBUTION      0.75% DISTRIBUTION         0.75% DISTRIBUTION
    AND SHAREHOLDER SERVICING       (12b-1) FEE AND           (12b-1) FEE AND 0.25%
    FEES                           0.25% SERVICE FEE              SERVICE FEE



  CONVERSION FEATURE                      YES                         YES

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                     INTERMEDIATE STATE          LONG-TERM STATE
                                    MUNICIPAL BOND FUNDS      MUNICIPAL BOND FUNDS
                                    NATIONS INTERMEDIATE       NATIONS GOVERNMENT
                                    MUNICIPAL BOND FUND,        SECURITIES FUND,
                                 NATIONS SHORT-INTERMEDIATE     NATIONS STRATEGIC
  INVESTOR C SHARES                   GOVERNMENT FUND              INCOME FUND
  MAXIMUM AMOUNT YOU CAN BUY            NO LIMIT                   NO LIMIT



  MAXIMUM FRONT-END SALES
    CHARGE                                NONE                       NONE



  MAXIMUM DEFERRED SALES
    CHARGE(1)                            1.00%                       1.00%



  REDEMPTION FEE                          NONE                       NONE



  MAXIMUM ANNUAL DISTRIBUTION      0.75% DISTRIBUTION         0.75% DISTRIBUTION
    AND SHAREHOLDER SERVICING       (12b-1) FEE AND             (12b-1) FEE AND
    FEES                           0.25% SERVICE FEE           0.25% SERVICE FEE



  CONVERSION FEATURE                      NONE                       NONE

(1)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher distributions per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(A SHARES GRAPHIC) ABOUT INVESTOR A SHARES

      There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

      FRONT-END SALES CHARGE
      You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - FRONT END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the Fund you're buying, and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                    SALES CHARGE    SALES CHARGE     AMOUNT RETAINED
                                                     AS A % OF      AS A % OF THE   BY SELLING AGENTS
                                                    THE OFFERING     NET AMOUNT       AS A % OF THE
         AMOUNT YOU BOUGHT                             PRICE          INVESTED       OFFERING PRICE
         -----------------                         --------------   -------------   -----------------
         INTERMEDIATE STATE MUNICIPAL BOND FUND, INTERMEDIATE MUNICIPAL BOND FUND,
         NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND



         $0 - $99,999                                  3.25%            3.36%             3.00%



         $100,000 - $249,999                           2.50%            2.56%             2.25%



         $250,000 - $499,999                           2.00%            2.04%             1.75%



         $500,000 - $999,999                           1.50%            1.53%             1.25%



         $1,000,000 OR MORE                            0.00%            0.00%             1.00%(1)



         LONG-TERM STATE MUNICIPAL BOND FUNDS, NATIONS GOVERNMENT SECURITIES FUND,
         NATIONS STRATEGIC INCOME FUND



         $0 - $49,999                                  4.75%            4.99%             4.25%



         $50,000 - $99,999                             4.50%            4.71%             4.00%



         $100,000 - $249,999                           3.50%            3.63%             3.00%



         $250,000 - $499,999                           2.50%            2.56%             2.25%



         $500,000 - $999,999                           2.00%            2.04%             1.75%



         $1,000,000 OR MORE                            0.00%            0.00%             1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. BACAP Distributors pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      If you buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        - If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

INVESTOR B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $100,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN INVESTOR B SHARES DOES NOT EXCEED THE $100,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN INVESTOR B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------


(B SHARES GRAPHIC) ABOUT INVESTOR B SHARES

      You can buy up to $100,000 in aggregate of Investor B Shares. Investor B Shares are not intended for purchase in excess of $100,000. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE
      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

      INTERMEDIATE STATE MUNICIPAL BOND FUNDS, INTERMEDIATE MUNICIPAL BOND FUND, NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                      YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                              3.0%



         THE SECOND YEAR YOU OWN THEM                                             3.0%



         THE THIRD YEAR YOU OWN THEM                                              2.0%



         THE FOURTH YEAR YOU OWN THEM                                             1.0%



         AFTER FIVE YEARS OF OWNING THEM                                          NONE

      LONG-TERM STATE MUNICIPAL BOND FUNDS, NATIONS GOVERNMENT SECURITIES FUND, NATIONS STRATEGIC INCOME FUND




         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                      YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                              5.0%



         THE SECOND YEAR YOU OWN THEM                                             4.0%



         THE THIRD YEAR YOU OWN THEM                                              3.0%



         THE FOURTH YEAR YOU OWN THEM                                             3.0%



         THE FIFTH YEAR YOU OWN THEM                                              2.0%



         THE SIXTH YEAR YOU OWN THEM                                              1.0%



         AFTER SIX YEARS OF OWNING THEM                                           NONE

      The CDSC is calculated from the trade date of your purchase. The CDSC for those shares will not be reduced or eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE
      Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

      INTERMEDIATE STATE MUNICIPAL BOND FUND, INTERMEDIATE MUNICIPAL BOND FUND, NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND




                                                                WILL CONVERT TO INVESTOR A SHARES
         INVESTOR B SHARES YOU BOUGHT                              AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                           EIGHT YEARS



         BETWEEN AUGUST 1, 1998 AND NOVEMBER 15, 1998
           $0 -- $499,999                                                   SIX YEARS
           $500,000 -- $999,999                                            FIVE YEARS

      LONG-TERM STATE MUNICIPAL BOND FUNDS, NATIONS GOVERNMENT SECURITIES FUND, NATIONS STRATEGIC INCOME FUND




                                                                WILL CONVERT TO INVESTOR A SHARES
         INVESTOR B SHARES YOU BOUGHT                              AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                           EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
           $0 -- $249,999                                                  NINE YEARS
           $250,000 -- $499,999                                             SIX YEARS
           $500,000 -- $999,999                                            FIVE YEARS



         BEFORE AUGUST 1, 1997                                             NINE YEARS

      Investor B Shares purchased during certain periods prior to August 1, 1997 may have had different or no conversion rights. Please refer to the conversion rights outlined in the original prospectus relating to those Investor B Shares.

      The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

      Here's how the conversion works:

        - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Investor A Shares at the same time.

        - You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        - Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.
        - Conversions are free from federal income tax.

(C SHARES GRAPHIC) ABOUT INVESTOR C SHARES

      There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE
      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE - CONTINGENT DEFERRED SALES CHARGES

      The CDSC is calculated from the trade date of your purchase. The CDSC for those shares will not be eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE
      You may be eligible for a reduced or waived front-end sales charge or CDSC. Information about these reductions and waivers is provided below and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.321.7854 to determine whether you qualify for a reduction or waiver of these charges.

      FRONT-END SALES CHARGES
      (Investor A Shares)



      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

        - COMBINE PURCHASES YOU'VE ALREADY MADE
          Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own plus the value of the shares you're buying. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

        - COMBINE PURCHASES YOU PLAN TO MAKE
          By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

          - You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

            - Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

            - If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

            - Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

            - If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent is established. Any adjustment will be used to buy additional shares at the reduced sales charge.

        - COMBINE PURCHASES WITH FAMILY MEMBERS
          You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

      The following investors can buy Investor A Shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealers that have entered into a Nations Funds dealer agreement with BACAP Distributors may buy Investor A Shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

        - certain pension, profit sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling Investor A Shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor A Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES
      (Investor A, Investor B and Investor C Shares)

      You won't pay a CDSC on the following transactions:

        - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

        - shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the tax code)) of a shareholder, including a registered joint owner

        - shares sold by or distributions from certain pension, profit sharing or other employee benefit plans offered to non-U.S. investors

        - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

        - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Investor A, Investor B or
              Investor C Shares of Nations Funds, or

            - sign a letter of intent to buy at least $500,000 of Investor A,
              Investor B or Investor C Shares of Nations Funds, or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

        - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        - shares sold under our right to liquidate a shareholder's account, including, but not limited to, instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        - if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        - withdrawals made under the Automatic Withdrawal Plan or exchanges made under the Automatic Exchange Feature described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made under the Automatic Withdrawal Plan in a year are less than 12% of the total value of those shares in your account at the time the plan is established. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

      You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same class of the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor B or Investor C Shares in proportion to the amount reinvested. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      You won't pay a CDSC on the sale of Investor C Shares sold by a nonprofit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

Buying, selling and exchanging shares

(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY BUYING THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Primary A Shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.321.7854 if you have any questions or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that any shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period. Nations Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally, will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor A and C Shares. You
                                         - $250 for certain fee based investment    can invest up to $100,000 in Investor B
                                           accounts                                 Shares.
                                         minimum additional investment:
                                         - $100 for all accounts

                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $50

Selling shares    In a lump sum          - you can sell up to $50,000 of your       We'll deduct any CDSC from the amount
                                           shares by telephone, otherwise there     you're selling and send you or your
                                           are no limits to the amount you can      selling agent the balance, usually
                                           sell                                     within three business days of receiving
                                         - other restrictions may apply to          your order.
                                           withdrawals from retirement plan         If you paid for your shares with a
                                           accounts                                 check that wasn't certified, we'll hold
                                                                                    the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared.

                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account. No CDSC is deducted if
                                                                                    you withdraw 12% or less of the value
                                                                                    of your shares in a class.

Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange your Investor A Shares
  shares                                                                            for Investor A Shares of any other
                                                                                    Nations Fund, except Index Funds.
                                                                                    You can exchange your Investor B Shares
                                                                                    for Investor B Shares of any other
                                                                                    Nations Fund.
                                                                                    You can exchange your Investor C Shares
                                                                                    for Investor C Shares of any other
                                                                                    Nations Fund.
                                                                                    You won't pay a front-end sales charge,
                                                                                    CDSC or redemption fee on the shares
                                                                                    you're exchanging.

                  Using our Automatic    - minimum $25 per exchange                 You must already have an investment in
                  Exchange Feature                                                  the Funds into which you want to
                                                                                    exchange. You can make exchanges
                                                                                    monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is no longer indicative of the security's fair value because a significant event has occurred after a foreign exchange closed but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT
      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

      MINIMUM ADDITIONAL INVESTMENT
      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

      SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES GRAPHIC)         EXCHANGING SHARES

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

      EXCHANGING INVESTOR A SHARES
      You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

      Here are some rules for exchanging Investor A Shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Investor A Share was of a Nations Money Market Fund).

        - You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING INVESTOR B SHARES
      You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING INVESTOR C SHARES
      You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

                              NATIONS FUNDS TRUST
                      NATIONS LIFEGOAL(R) GROWTH PORTFOLIO
                 NATIONS LIFEGOAL(R) BALANCED GROWTH PORTFOLIO
                NATIONS LIFEGOAL(R) INCOME AND GROWTH PORTFOLIO
                      NATIONS LIFEGOAL(R) INCOME PORTFOLIO
                               (THE "PORTFOLIOS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Portfolios is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. Class Z shares as Primary A Shares.

     2. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Portfolios under HOW THE PORTFOLIOS ARE MANAGED -- OTHER SERVICE PROVIDERS.

     3. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Portfolios under HOW THE PORTFOLIOS ARE MANAGED -- OTHER SERVICE PROVIDERS.

     4. The contact telephone number should be read as 1.800.321.7854.

     5. Replacing the discussion under the heading "ABOUT YOUR
        INVESTMENT -- BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

LGPROZ-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Primary A Shares of the Portfolios. Here are some general rules about this class of shares:

  - Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries, including financial planners and investment advisers

     - institutional investors

     - charitable foundations

     - endowments

     - other Funds in the Nations Funds Family

  - The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Portfolios also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that any shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts.

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner though an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

HOW SHARES ARE PRICED

All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Portfolio at the end of each business day. The net asset value per share of a Portfolio is based on the net asset value per share of the Nations Funds the Portfolio invests in.

We calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is no longer indicative of the security's fair value because a significant event has occurred after a foreign exchange closed but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and if not, what the security's fair value is.

When a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Primary A Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We generally don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------


(EXCHANGING SHARES      EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Portfolio to buy shares of another Portfolio or Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Primary A Shares of a Portfolio for Primary A Shares of any other Portfolio or Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Money Market Funds.

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - The interests of a Portfolio's or Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on a Portfolio's or Fund's ability to manage its investments, a Portfolio or Fund may reject purchase orders and exchanges into a Portfolio or Fund by any person, group or account that is believed to be a market timer.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

                              NATIONS FUNDS TRUST
                      NATIONS LIFEGOAL(R) GROWTH PORTFOLIO
                 NATIONS LIFEGOAL(R) BALANCED GROWTH PORTFOLIO
                NATIONS LIFEGOAL(R) INCOME AND GROWTH PORTFOLIO
                               (THE "PORTFOLIOS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Portfolios is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. Class A, B and C shares as Investor A, B and C Shares.

     2. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Portfolios under HOW THE PORTFOLIOS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Portfolios under HOW THE PORTFOLIOS ARE MANAGED - OTHER SERVICE PROVIDERS.

     4. The contact telephone number should be read as 1.800.321.7854.

     5. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - BUYING, SELLING AND EXCHANGING" and "ABOUT YOUR INVESTMENT - CHOOSING A SHARE CLASS" with the discussion attached at the end of this document.

LGPROIX-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(CHOOSING A SHARE CLASS GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Portfolios, you'll need to choose a share class. There are three classes of shares of each Portfolio offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                               INVESTOR A          INVESTOR B          INVESTOR C
                                 SHARES              SHARES              SHARES
  MAXIMUM AMOUNT YOU CAN
  BUY                           NO LIMIT            $100,000            NO LIMIT



  MAXIMUM FRONT-END SALES
  CHARGE                         5.75%                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE                        NONE(1)             5.00%(2)            1.00%(3)



  MAXIMUM ANNUAL                               0.75% DISTRIBUTION  0.75% DISTRIBUTION
  DISTRIBUTION AND         0.25% DISTRIBUTION   (12b-1) FEE AND     (12b-1) FEE AND
  SHAREHOLDER SERVICING     (12b-1)/SERVICE          0.25%               0.25%
  FEES                            FEE             SERVICE FEE         SERVICE FEE



  CONVERSION FEATURE              NONE                YES                 NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A
   SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Portfolios, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher distributions per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Portfolios. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Portfolios, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------


(ABOUT INVESTOR A  ABOUT INVESTOR A SHARES
  SHARES GRAPHIC)

      There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

      FRONT-END SALES CHARGE

      You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you received shares from reinvested distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                      SALES CHARGE      AMOUNT RETAINED
                                     SALES CHARGE     AS A % OF THE    BY SELLING AGENTS
                                    AS A % OF THE      NET AMOUNT        AS A % OF THE
         AMOUNT YOU BOUGHT          OFFERING PRICE      INVESTED        OFFERING PRICE
         $0 - $49,999                   5.75%             6.10%              5.00%



         $50,000 - $99,999              4.50%             4.71%              3.75%



         $100,000 - $249,999            3.50%             3.63%              2.75%



         $250,000 - $499,999            2.50%             2.56%              2.00%



         $500,000 - $999,999            2.00%             2.04%              1.75%



         $1,000,000 OR MORE             0.00%             0.00%              1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. BACAP Distributors pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE
      If you buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        - If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

INVESTOR B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $100,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN INVESTOR B SHARES DOES NOT EXCEED THE $100,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN INVESTOR B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------


(About Investor B  ABOUT INVESTOR B SHARES
  Shares GRAPHIC)

      You can buy up to $100,000 in aggregate of Investor B Shares. Investor B Shares are not intended for purchase in excess of $100,000. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE
      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you bought the shares before August 1, 1998

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                          YOU'LL PAY A CDSC OF:
         ----------------------------------------------------------------------------------------
                                               SHARES YOU         SHARES YOU BOUGHT BETWEEN
                                              BOUGHT AFTER         8/1/1998 AND 11/15/1998
                                               11/15/1998         IN THE FOLLOWING AMOUNTS:
                                              ------------   ------------------------------------
                                                               $0 -     $250,000 -    $500,000 -
                                                             $249,999    $499,999      $999,999
         THE FIRST YEAR YOU OWN THEM              5.0%         5.0%         3.0%          2.0%



         THE SECOND YEAR YOU OWN THEM             4.0%         4.0%         2.0%          1.0%



         THE THIRD YEAR YOU OWN THEM              3.0%         3.0%         1.0%          NONE



         THE FOURTH YEAR YOU OWN THEM             3.0%         3.0%         NONE          NONE



         THE FIFTH YEAR YOU OWN THEM              2.0%         2.0%         NONE          NONE



         THE SIXTH YEAR YOU OWN THEM              1.0%         1.0%         NONE          NONE



         AFTER SIX YEARS OF OWNING THEM           NONE         NONE         NONE          NONE

      The CDSC is calculated from the trade date of your purchase. The CDSC for those shares will not be reduced or eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE
      Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                                                       WILL CONVERT TO INVESTOR A SHARES
         INVESTOR B SHARES YOU BOUGHT                     AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                  EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
           $0 -- $249,999                                         NINE YEARS
           $250,000 -- $499,999                                    SIX YEARS
           $500,000 -- $999,999                                   FIVE YEARS



         BEFORE AUGUST 1, 1997                                    NINE YEARS

      Investor B Shares purchased during certain periods prior to August 1, 1997 may have had different or no conversion rights. Please refer to the conversion rights outlined in the original prospectus relating to those Investor B Shares.

      The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

      Here's how the conversion works:

        - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Investor A Shares at the same time.

        - You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        - Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

        - Conversions are free from federal income tax.

(About Investor C  ABOUT INVESTOR C SHARES
  Shares GRAPHIC)

      There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE
      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC is calculated from the trade date of your purchase. The CDSC for those shares will not be eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE
      You may be eligible for a reduced or waived front-end sales charge or CDSC. Information about these reductions and waivers is provided below and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.321.7854 to determine whether you qualify for a reduction or waiver of these charges.

      FRONT-END SALES CHARGES
      (Investor A Shares)

      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

          - COMBINE PURCHASES YOU'VE ALREADY MADE

            Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own plus the value of the shares you're buying. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

          - COMBINE PURCHASES YOU PLAN TO MAKE
            By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

            - You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

            - Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

            - If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

            - Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

            - If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent is established. Any adjustment will be used to buy additional shares at the reduced sales charge.

          - COMBINE PURCHASES WITH FAMILY MEMBERS
            You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

      The following investors can buy Investor A Shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Portfolios within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealers that have entered into a Nations Funds dealer agreement with BACAP Distributors may buy Investor A Shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Portfolios

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      The following plans can buy Investor A Shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

        - employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
          Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Investor A Shares of Nations
              Funds (except Money Market Funds), or

            - sign a letter of intent to buy at least $500,000 of Investor A
              Shares of Nations Funds (except Money Market Funds), or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with the Portfolio or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling Investor A Shares of the same Portfolio. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor A Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES
      (Investor A, Investor B and Investor C Shares)

      You won't pay a CDSC on the following transactions:

        - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

        - shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

        - shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

        - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

        - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Investor A, Investor B or
              Investor C Shares of Nations Funds, or

            - sign a letter of intent to buy at least $500,000 of Investor A,
              Investor B or Investor C Shares of Nations Funds, or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

        - the following retirement plan distributions:

            - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

            - distributions from an Individual Retirement Account (IRA) or
              Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

            - a tax-free return of an excess contribution to an IRA

            - distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

        - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        - shares sold under our right to liquidate a shareholder's account, including, but not limited to, instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        - if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        - withdrawals made under the Automatic Withdrawal Plan or exchanges made under the Automatic Exchange Feature described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made under the Automatic Withdrawal Plan in a year are less than 12% of the total value of those shares in your account at the time the plan is established. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

      You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same class of the same Portfolio within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor B or Investor C Shares in proportion to the amount reinvested. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      You won't pay a CDSC on the sale of Investor C Shares sold by a nonprofit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

Buying, selling and exchanging shares
(Buying, selling and exchanging shares GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Portfolios through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Portfolios also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Portfolios offer Primary A Shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.321.7854 if you have any questions or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that any shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor A and C Shares. You
                                         - $500 for traditional and Roth IRAs,      can invest up to $100,000 in Investor B
                                           and Coverdell Education Savings          Shares.
                                           Accounts
                                         - $250 for certain fee-based accounts
                                         - no minimum for certain retirement
                                           plan accounts like 401(k) plans and
                                           SEP accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $100 for all accounts

                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $50

Selling shares    In a lump sum          - you can sell up to $50,000 of your       We'll deduct any CDSC from the amount
                                           shares by telephone, otherwise there     you're selling and send you or your
                                           are no limits to the amount you can      selling agent the balance, usually
                                           sell                                     within three business days of receiving
                                         - other restrictions may apply to          your order.
                                           withdrawals from retirement plan
                                           accounts                                 If you paid for your shares with a
                                                                                    check that wasn't certified, we'll hold
                                                                                    the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared.

                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account. No CDSC is deducted if
                                                                                    you withdraw 12% or less of the value
                                                                                    of your shares in a class.

Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange your Investor A Shares
  shares                                                                            for Investor A Shares of any other
                                                                                    Portfolio or Nations Fund, except Index
                                                                                    Funds.
                                                                                    You can exchange your Investor B Shares
                                                                                    for Investor B Shares of any other
                                                                                    Portfolio or Nations Fund.
                                                                                    You can exchange your Investor C Shares
                                                                                    for Investor C Shares of any other
                                                                                    Portfolio or Nations Fund.
                                                                                    You won't pay a front-end sales charge,
                                                                                    CDSC or redemption fee on the shares
                                                                                    you're exchanging.

                  Using our Automatic    - minimum $25 per exchange                 You must already have an investment in
                  Exchange Feature                                                  the Portfolios or Funds into which you
                                                                                    want to exchange. You can make
                                                                                    exchanges monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Portfolio at the end of each business day. The net asset value per share of a Portfolio is based on the net asset value per share of the Nations Funds the Portfolio invests in.

We calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is no longer indicative of the security's fair value because a significant event has occurred after a foreign exchange closed but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

When a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT
      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT
      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Portfolios you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)


--------------------------------------------------------------------------------




 FOR MORE INFORMATION
 ABOUT TELEPHONE ORDERS,
 SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Portfolio receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Portfolio is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Portfolio to buy shares of another Portfolio or Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

      EXCHANGING INVESTOR A SHARES
      You can exchange Investor A Shares of a Portfolio for Investor A Shares of any other Portfolio or Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

      Here are some rules for exchanging Investor A Shares:

        - You won't pay a front-end sales charge on the shares of the Portfolio or Fund you're exchanging (unless your initial purchase of Investor A Shares was of a Nations Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING INVESTOR B SHARES
      You can exchange Investor B Shares of a Portfolio for Investor B Shares of any other Portfolio or Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING INVESTOR C SHARES
      You can exchange Investor C Shares of a Portfolio for Investor C Shares of any other Portfolio or Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Portfolios or Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

                              NATIONS FUNDS TRUST
                      NATIONS LIFEGOAL(R) INCOME PORTFOLIO
                               (THE "PORTFOLIO")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Portfolio is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. Class A, B and C shares as Investor A, B and C Shares.

     2. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE PORTFOLIO IS MANAGED - OTHER SERVICE PROVIDERS.

     3. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Portfolio under HOW THE PORTFOLIO IS MANAGED - OTHER SERVICE PROVIDERS.

     4. The contact telephone number should be read as 1.800.321.7854.

     5. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - BUYING, SELLING AND EXCHANGING" and "ABOUT YOUR INVESTMENT - CHOOSING A SHARE CLASS" with the discussion attached at the end of this document.

LGINCPROIX-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(CHOOSING A SHARE CLASS GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.




 BEFORE YOU INVEST, PLEASE NOTE THAT OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Portfolio, you'll need to choose a share class. There are three classes of shares of the Portfolio offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                               INVESTOR A          INVESTOR B          INVESTOR C
                                 SHARES              SHARES              SHARES
  MAXIMUM AMOUNT YOU CAN
  BUY                           NO LIMIT            $100,000            NO LIMIT



  MAXIMUM FRONT-END SALES
  CHARGE                         3.25%                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE                        NONE(1)             3.00%(2)            1.00%(3)



  MAXIMUM ANNUAL                               0.75% DISTRIBUTION  0.75% DISTRIBUTION
  DISTRIBUTION AND         0.25% DISTRIBUTION   (12b-1) FEE AND     (12b-1) FEE AND
  SHAREHOLDER SERVICING     (12b-1)/SERVICE          0.25%               0.25%
  FEES                            FEE             SERVICE FEE         SERVICE FEE



  CONVERSION FEATURE              NONE                YES                 NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A
   SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Portfolio, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher distributions per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Portfolio. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Portfolio, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(ABOUT INVESTOR A  ABOUT INVESTOR A SHARES
  SHARES GRAPHIC)

      There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                      SALES CHARGE     AMOUNT RETAINED
                                      SALES CHARGE    AS A % OF THE   BY SELLING AGENTS
                                     AS A % OF THE     NET AMOUNT       AS A % OF THE
         AMOUNT YOU BOUGHT           OFFERING PRICE     INVESTED       OFFERING PRICE
         $0 -- $99,999                   3.25%            3.36%             3.00%



         $100,000 -- $249,999            2.50%            2.56%             2.25%



         $250,000 -- $499,999            2.00%            2.04%             1.75%



         $500,000 -- $999,999            1.50%            1.53%             1.25%



         $1,000,000 OR MORE              0.00%            0.00%             1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. BACAP Distributors pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      If you buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        - If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

INVESTOR B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $100,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN INVESTOR B SHARES DOES NOT EXCEED THE $100,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN INVESTOR B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.
--------------------------------------------------------------------------------



(About Investor B  ABOUT INVESTOR B SHARES
  Shares GRAPHIC)

      You can buy up to $100,000 in aggregate of Investor B Shares. Investor B Shares are not intended for purchase in excess of $100,000. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                                           3.0%



         THE SECOND YEAR YOU OWN THEM                                          3.0%



         THE THIRD YEAR YOU OWN THEM                                           2.0%



         THE FOURTH YEAR YOU OWN THEM                                          1.0%



         AFTER FIVE YEARS OF OWNING THEM                                       NONE

      The CDSC is calculated from the trade date of your purchase. The CDSC for those shares will not be reduced or eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Investor B Shares generally convert automatically to Investor A Shares after you've owned them for eight years.

      The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

      Here's how the conversion works:

        - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Investor A Shares at the same time.

        - You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        - Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund. Please refer to the conversion rights outlined in the original prospectus relating to those Investor B Shares of the other Nations Fund.

        - Conversions are free from federal income tax.


(About Investor C  ABOUT INVESTOR C SHARES
  Shares GRAPHIC)

      There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC is calculated from the trade date of your purchase. The CDSC for those shares will not be eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a reduced or waived front-end sales charge or CDSC. Information about these reductions and waivers is provided below and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.321.7854 to determine whether you qualify for a reduction or waiver of these charges.

      FRONT-END SALES CHARGES



      (Investor A Shares)

      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

        - COMBINE PURCHASES YOU'VE ALREADY MADE
            Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, plus the value of the shares you're buying. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

        - COMBINE PURCHASES YOU PLAN TO MAKE
        By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

            - You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

            - Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

            - If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

            - Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

            - If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent is established. Any adjustment will be used to buy additional shares at the reduced sales charge.

        - COMBINE PURCHASES WITH FAMILY MEMBERS
            You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

      The following investors can buy Investor A Shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Portfolio within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealers that have entered into a Nations Funds dealer agreement with BACAP Distributors may buy Investor A Shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Portfolio

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      The following plans can buy Investor A Shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

        - employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
          Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Investor A Shares of Nations
              Funds (except Money Market Funds), or

            - sign a letter of intent to buy at least $500,000 of Investor A
              Shares of Nations Funds (except Money Market Funds), or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with the Portfolio or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling Investor A Shares of the same Portfolio. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor A Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES
      (Investor A, Investor B and Investor C Shares)

      You won't pay a CDSC on the following transactions:

        - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

        - shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

        - shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

        - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

        - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Investor A, Investor B or
              Investor C Shares of Nations Funds, or

            - sign a letter of intent to buy at least $500,000 of Investor A,
              Investor B or Investor C Shares of Nations Funds, or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

        - the following retirement plan distributions:

            - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

            - distributions from an Individual Retirement Account (IRA) or
              Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

            - a tax-free return of an excess contribution to an IRA

            - distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

        - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        - shares sold under our right to liquidate a shareholder's account, including, but not limited to, instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        - if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        - withdrawals made under the Automatic Withdrawal Plan or exchanges made under the Automatic Exchange Feature described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made under the Automatic Withdrawal Plan in a year are less than 12% of the total value of those shares in your account at the time the plan is established. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

      You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same class of the same Portfolio within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor B or Investor C Shares in proportion to the amount reinvested. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      You won't pay a CDSC on the sale of Investor C Shares sold by a nonprofit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

Buying, selling and exchanging shares
(Buying, selling and exchanging shares GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Portfolio through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Portfolio also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, the Portfolio offers Primary A Shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.321.7854 if you have any questions or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that any shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor A and C Shares. You
                                         - $500 for traditional and Roth IRAs,      can invest up to $100,000 in Investor B
                                         and Coverdell Education Savings            Shares.
                                           Accounts
                                         - $250 for certain fee-based accounts
                                         - no minimum for certain retirement
                                         plan accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $100 for all accounts


                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $50


Selling shares    In a lump sum          - you can sell up to $50,000 of your       We'll deduct any CDSC from the amount
                                         shares by telephone, otherwise there       you're selling and send you or your
                                           are no limits to the amount you can      selling agent the balance, usually
                                           sell                                     within three business days of receiving
                                         - other restrictions may apply to          your order.
                                           withdrawals from retirement plan
                                           accounts                                 If you paid for your shares with a
                                                                                    check that wasn't certified, we'll hold
                                                                                    the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared.


                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account. No CDSC is deducted if
                                                                                    you withdraw 12% or less of the value
                                                                                    of your shares in a class.


Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange your Investor A Shares
  shares                                                                            for Investor A Shares of any other
                                                                                    Portfolio or Nations Fund, except Index
                                                                                    Funds.
                                                                                    You can exchange your Investor B Shares
                                                                                    for Investor B Shares of any other
                                                                                    Portfolio or Nations Fund.
                                                                                    You can exchange your Investor C Shares
                                                                                    for Investor C Shares of any other
                                                                                    Portfolio or Nations Fund.
                                                                                    You won't pay a front-end sales charge,
                                                                                    CDSC or redemption fee on the shares
                                                                                    you're exchanging.


                  Using our Automatic    - minimum $25 per exchange                 You must already have an investment in
                  Exchange Feature                                                  the Portfolio or Funds into which you
                                                                                    want to exchange. You can make
                                                                                    exchanges monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of the Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Portfolio at the end of each business day. The net asset value per share of the Portfolio is based on the net asset value per share of the Nations Funds the Portfolio invests in.

We calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is no longer indicative of the security's fair value because a significant event has occurred after a foreign exchange closed but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.


  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY THE PORTFOLIO EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Portfolios you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION
 ABOUT TELEPHONE ORDERS,
 SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------


        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Portfolio receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Portfolio is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of the Portfolio to buy shares of another Portfolio or Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.
        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

      EXCHANGING INVESTOR A SHARES



      You can exchange Investor A Shares of the Portfolio for Investor A Shares of any other Nations Lifegoal Portfolio or Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

      Here are some rules for exchanging Investor A Shares:

        - You won't pay a front-end sales charge on the shares of the Portfolio or Fund you're exchanging (unless your initial purchase of Investor A Shares was of a Nations Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING INVESTOR B SHARES



      You can exchange Investor B Shares of the Portfolio for Investor B Shares of any other Nations Lifegoal Portfolio or Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING INVESTOR C SHARES



      You can exchange Investor C Shares of the Portfolio for Investor C Shares of any other Nations Lifegoal Portfolio or Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted later on when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Portfolios or Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

                              NATIONS FUNDS TRUST
                            CORPORATE BOND PORTFOLIO
                             HIGH INCOME PORTFOLIO
                     MORTGAGE- AND ASSET- BACKED PORTFOLIO
                               (THE "PORTFOLIOS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Portfolios is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Portfolios under HOW THE PORTFOLIOS ARE MANAGED - OTHER SERVICE PROVIDERS.

     2. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Portfolios under HOW THE PORTFOLIOS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. The contact telephone number should be read as 1.800.321.7854.

     4. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - BUYING AND SELLING SHARES" and with the discussion attached at the end of this document.

FISPRO-SUPP

ABOUT AN INVESTMENT IN THE PORTFOLIOS
--------------------------------------------------------------------------------

Buying and selling shares
(BUYING AND SELLING SHARES GRAPHIC)

This prospectus offers Shares of the Portfolios. Here are some general rules about the Shares:

  - Shares are available only through certain wrap fee programs, certain other managed accounts and certain registered investment companies, including those sponsored or managed by Bank of America and certain of its affiliates.

  - There are no sales charges for buying or selling these Shares.

You'll find more information about buying and selling Shares on the pages that follow.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund Shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that any shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

                              NATIONS FUNDS TRUST
                           NATIONS GLOBAL VALUE FUND
                       NATIONS INTERNATIONAL EQUITY FUND
                        NATIONS INTERNATIONAL VALUE FUND
                NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. Class A, B and C shares as Investor A, B and C Shares.

     2. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     4. The contact telephone number should be read as 1.800.321.7854.

     5. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - CHOOSING A SHARE CLASS" and "ABOUT YOUR INVESTMENT - BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

     INTERPROIX-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

[ABC GRAPHIC]

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                               INVESTOR A           INVESTOR B          INVESTOR C
                                 SHARES               SHARES              SHARES
  MAXIMUM AMOUNT YOU CAN
  BUY                           NO LIMIT             $100,000            NO LIMIT



  MAXIMUM FRONT-END SALES
  CHARGE                          5.75%                NONE                NONE



  MAXIMUM DEFERRED SALES
  CHARGE                         NONE(1)             5.00%(2)            1.00%(3)



  REDEMPTION FEE(4)               2.00%                2.00%               2.00%



  MAXIMUM ANNUAL                                       0.75%               0.75%
  DISTRIBUTION AND                0.25%            DISTRIBUTION        DISTRIBUTION
  SHAREHOLDER SERVICING       DISTRIBUTION        (12B-1) FEE AND     (12B-1) FEE AND
  FEES                     (12B-1)/SERVICE FEE   0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE              NONE                  YES                NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A
   SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(4)The redemption fee may apply to shares purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher distributions per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



[A SHARES GRAPHIC] ABOUT INVESTOR A SHARES

      There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- FRONT END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                                       AMOUNT RETAINED
                                    SALES CHARGE    SALES CHARGE AS   BY SELLING AGENTS
                                   AS A % OF THE    A % OF THE NET      AS A % OF THE
         AMOUNT YOU BOUGHT         OFFERING PRICE   AMOUNT INVESTED    OFFERING PRICE
         $0 - $49,999                  5.75%             6.10%              5.00%



         $50,000 - $99,999             4.50%             4.71%              3.75%



         $100,000 - $249,999           3.50%             3.63%              2.75%



         $250,000 - $499,999           2.50%             2.56%              2.00%



         $500,000 - $999,999           2.00%             2.04%              1.75%



         $1,000,000 OR MORE            0.00%             0.00%              1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. BACAP Distributors pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      If you buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        - If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

INVESTOR B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $100,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN INVESTOR B SHARES DOES NOT EXCEED THE $100,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN INVESTOR B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



[B SHARES GRAPHIC] ABOUT INVESTOR B SHARES

      You can buy up to $100,000 in aggregate of Investor B Shares. Investor B Shares are not intended for purchase in excess of $100,000. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you bought the shares before August 1, 1998

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES.

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

         IF YOU SELL YOUR SHARES
         DURING THE FOLLOWING YEAR:                       YOU'LL PAY A CDSC OF:
         --------------------------------------------------------------------------------------
                                           SHARES YOU
                                             BOUGHT            SHARES YOU BOUGHT BETWEEN
                                             AFTER              8/1/1998 AND 11/15/1998
                                           11/15/1998          IN THE FOLLOWING AMOUNTS:
                                           ----------   ---------------------------------------
                                                                        $250,000 -   $500,000 -
                                                        $0 - $249,999    $499,999     $999,999
         THE FIRST YEAR YOU OWN THEM          5.0%          5.0%           3.0%         2.0%



         THE SECOND YEAR YOU OWN THEM         4.0%          4.0%           2.0%         1.0%



         THE THIRD YEAR YOU OWN THEM          3.0%          3.0%           1.0%         NONE



         THE FOURTH YEAR YOU OWN THEM         3.0%          3.0%           NONE         NONE



         THE FIFTH YEAR YOU OWN THEM          2.0%          2.0%           NONE         NONE



         THE SIXTH YEAR YOU OWN THEM          1.0%          1.0%           NONE         NONE



         AFTER SIX YEARS OF OWNING THEM       NONE          NONE           NONE         NONE

      The CDSC is calculated from the trade date of your purchase. The CDSC for those shares will not be reduced or eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                                                   WILL CONVERT TO INVESTOR A SHARES
         INVESTOR B SHARES YOU BOUGHT                 AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                              EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998



           $0 - $249,999                                      NINE YEARS



           $250,000 - $499,999                                 SIX YEARS



           $500,000 - $999,999                                FIVE YEARS



         BEFORE AUGUST 1, 1997                                NINE YEARS

      Investor B Shares purchased during certain periods prior to August 1, 1997 may have had different or no conversion rights. Please refer to the conversion rights outlined in the original prospectus relating to those Investor B Shares.

      The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

      Here's how the conversion works:

        - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Investor A Shares at the same time.

        - You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        - Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

        - Conversions are free from federal income tax.


[C SHARES GRAPHIC] ABOUT INVESTOR C SHARES

      There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY

          A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES.

      The CDSC is calculated from the trade date of your purchase. The CDSC for those shares will not be eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      REDEMPTION FEES
      (Investor A, Investor B and Investor C Shares)




      The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. The redemption fee is paid to the Fund from which you are redeeming shares (including redemptions by exchange).

      The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

      The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification. We'll redeem any shares that are eligible for a waiver first. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- REDEMPTION FEES. For a discussion of the effects of market timing please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES AND REDEMPTION FEES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE



      You may be eligible for a reduced or waived front-end sales charge or CDSC. Information about these reductions and waivers is provided below and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.321.7854 to determine whether you qualify for a reduction or waiver of these charges.

      FRONT-END SALES CHARGES
      (Investor A Shares)




      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

        - COMBINE PURCHASES YOU'VE ALREADY MADE
            Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own plus the value of the shares you're buying. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

        - COMBINE PURCHASES YOU PLAN TO MAKE
            By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

          - You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

          - Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

        - If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

          - Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

          - If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent is established. Any adjustment will be used to buy additional shares at the reduced sales charge.

        - COMBINE PURCHASES WITH FAMILY MEMBERS
            You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

      The following investors can buy Investor A Shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions, acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealers that have entered into a Nations Funds dealer agreement with BACAP Distributors may buy Investor A Shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      The following plans can buy Investor A Shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

        - employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
          Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

          - sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling Investor A Shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor A Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Investor A, Investor B and Investor C Shares)

      You won't pay a CDSC on the following transactions:




        - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

        - shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

        - shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

        - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

        - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Investor A, Investor B or Investor C Shares of Nations Funds, or

          - sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

        - the following retirement plan distributions:

          - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

          - distributions from an Individual Retirement Account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

          - a tax-free return of an excess contribution to an IRA

          - distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

        - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        - shares sold under our right to liquidate a shareholder's account, including, but not limited to, instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        - if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        - withdrawals made under the Automatic Withdrawal Plan or exchanges made under the Automatic Exchange Feature described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made under the Automatic Withdrawal Plan in a year are less than 12% of the total value of those shares in your account at the time the plan is established. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

      You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same class of the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor B or Investor C Shares in proportion to the amount reinvested. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      You won't pay a CDSC on the sale of Investor C Shares sold by a nonprofit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

      REDEMPTION FEES



      (Investor A, Investor B and Investor C Shares)

      You won't pay an otherwise applicable redemption fee on the following categories of transactions:

        - shares sold following the death or disability (as defined in the tax code) of the shareholder, including a registered joint owner

        - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Nations Funds does not have access to information about the individual participant account activity, except where Nations Funds has received an indication that the plan administrator is able to assess the redemption fee to the appropriate accounts

        - shares sold by certain investment funds (e.g. Nations LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to BACAP that the investment fund is not a vehicle for market timing. BACAP or its affiliates may manage certain of the approved investment funds

        - shares sold in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to BACAP that the program is not designed to be a vehicle for market timing

        - shares sold by accounts where Nations Funds has received information reasonably satisfactory to BACAP indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee to underlying shareholders

        - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of BACAP

        - shares that were purchased by reinvested dividends

        - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

      The Nations Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

      As described above, certain intermediaries may not assess redemption fees to certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). In these situations, the Nations Funds' ability to assess redemption fees is generally limited by the intermediary's policies and, accordingly, no redemption fees will be assessed on such redemptions.

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Primary A Shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.321.7854 if you have any questions or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that any shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations

Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement planes to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor A and C Shares. You
                                         - $500 for traditional and Roth IRAs,      can invest up to $100,000 in Investor B
                                         and Coverdell Education Savings            Shares.
                                           Accounts
                                         - $250 for certain fee-based accounts
                                         - no minimum for certain retirement
                                         plan accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $100 for all accounts

                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $50

Selling shares    In a lump sum          - you can sell up to $50,000 of your       We'll deduct any CDSC from the amount
                                         shares by telephone, otherwise there       you're selling and send you or your
                                           are no limits to the amount you can      selling agent the balance, usually
                                           sell                                     within three business days of receiving
                                         - other restrictions may apply to          your order.
                                           withdrawals from retirement plan
                                           accounts                                 If you paid for your shares with a
                                                                                    check that wasn't certified, we'll hold
                                                                                    the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared.

                                                                                    The International/Global Stock Funds
                                                                                    assess, subject to limited exceptions,
                                                                                    a 2.00% redemption fee on the proceeds
                                                                                    of Fund shares that are redeemed
                                                                                    (either by selling shares or exchanging
                                                                                    into another Fund) within 60 days of
                                                                                    their purchase. Please see CHOOSING A
                                                                                    SHARE CLASS -- REDEMPTION FEES for
                                                                                    details.

                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account. No CDSC is deducted if
                                                                                    you withdraw 12% or less of the value
                                                                                    of your shares in a class.


                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange your Investor A Shares
  shares                                                                            for Investor A Shares of any other
                                                                                    Nations Fund, except Index Funds.

                                                                                    You can exchange your Investor B Shares
                                                                                    for Investor B Shares of any other
                                                                                    Nations Fund.

                                                                                    You can exchange your Investor C Shares
                                                                                    for Investor C Shares of any other
                                                                                    Nations Fund.

                                                                                    You won't pay a front-end sales charge
                                                                                    or CDSC on the shares you're
                                                                                    exchanging.

                                                                                    The International/Global Stock Funds
                                                                                    assess, subject to limited exceptions,
                                                                                    a 2.00% redemption fee on the proceeds
                                                                                    of Fund shares that are redeemed
                                                                                    (either by selling shares or exchanging
                                                                                    into another Fund) within 60 days of
                                                                                    their purchase. Please see CHOOSING A
                                                                                    SHARE CLASS -- REDEMPTION FEES for
                                                                                    details.

                  Using our Automatic    - minimum $25 per exchange                 You must already have an investment in
                  Exchange Feature                                                  the Funds into which you want to
                                                                                    exchange. You can make exchanges
                                                                                    monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is no longer indicative of the security's fair value because a significant event has occurred after a foreign exchange closed but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:



        - We'll deduct any CDSC from the amount you're selling and send you the balance.
        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.
        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
          Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN

The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or 25th of the month.

  - You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.



        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The International/Global Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
          Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

      EXCHANGING INVESTOR A SHARES



      You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

      Here are some rules for exchanging Investor A Shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Investor A Shares was of a Nations Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING INVESTOR B SHARES



      You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING INVESTOR C SHARES



      You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE

The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

                              NATIONS FUNDS TRUST
                               NATIONS BOND FUND
                               NATIONS VALUE FUND
                     NATIONS MARSICO FOCUSED EQUITIES FUND
                          NATIONS LARGECAP INDEX FUND
                           NATIONS MIDCAP INDEX FUND
                          NATIONS SMALLCAP INDEX FUND
                       NATIONS INTERNATIONAL EQUITY FUND
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. Class Z shares to Primary A Shares.

     2. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     4. The contact telephone number should be read as 1.800.321.7854.

     5. Replacing the discussion under the heading "ABOUT YOUR
        INVESTMENT - BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

BANKPROZ-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING, EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:

  - Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries, including financial planners and investment advisers

     - institutional investors

     - charitable foundations

     - endowments

     - other Funds in Nations Funds Family

  - The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that any shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts.

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is no longer indicative of the security's fair value because a significant event has occurred after a foreign exchange closed but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

When a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF REDEMPTION FEES.

YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


REDEMPTION FEES

Nations International Equity Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. The redemption fee is paid to the Fund from which you are redeeming shares (including redemptions by exchange).

The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification. We'll redeem any shares that are eligible for a waiver first. For a discussion of the effects of market timing please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

You won't pay an otherwise applicable redemption fee on the following categories of transactions:

  - shares sold following the death or disability (as defined in the tax code) of the shareholder, including a registered joint owner

  - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Nations Funds does not have access to information about the individual participant account activity, except where Nations Funds has received an indication that the plan administrator is able to assess the redemption fee to the appropriate accounts

  - shares sold by certain investment funds (e.g. Nations LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to BACAP that the investment fund is not a vehicle for market timing. BACAP or its affiliates may manage certain of the approved investment funds

  - shares sold in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to BACAP that the program is not designed to be a vehicle for market timing

  - shares sold by accounts where Nations Funds has received information reasonably satisfactory to BACAP indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee to underlying shareholders

  - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of BACAP

  - shares that were purchased by reinvested dividends

  - the following retirement plan distributions:

     - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy"
       plan)

     - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

The Nations Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

As described above, certain intermediaries may not assess redemption fees to certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). In these situations, the Nations Funds' ability to assess redemption fees is generally limited by the intermediary's policies and, accordingly, no redemption fees will be assessed on such redemptions.


--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Primary A Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - Nations International Equity Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
          Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES   EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Money Market Funds.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - Nations International Equity Fund assesses, with limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

                              NATIONS FUNDS TRUST
                    NATIONS SHORT-TERM MUNICIPAL INCOME FUND
                         NATIONS MUNICIPAL INCOME FUND
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. Class A, B and C shares as Investor A, B and C Shares.

     2. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     4. The contact telephone number should be read as 1.800.321.7854.

     5. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - CHOOSING A SHARE CLASS" and "ABOUT YOUR INVESTMENT - BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

NATMUNIPROIX-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC SHARE GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY.
 FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus except Nations Short-Term Municipal Income Fund, which doesn't offer Investor B Shares to new investors.

Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                                                  NATIONS
                                                 SHORT-TERM           NATIONS
                                                 MUNICIPAL           MUNICIPAL
  INVESTOR A SHARES                             INCOME FUND         INCOME FUND
  MAXIMUM AMOUNT YOU CAN BUY                      NO LIMIT            NO LIMIT



  MAXIMUM FRONT-END SALES CHARGE                   1.00%               4.75%



  MAXIMUM DEFERRED SALES CHARGE(1)                  NONE                NONE



                                             0.25% DISTRIBUTION  0.25% DISTRIBUTION
  MAXIMUM ANNUAL DISTRIBUTION AND                 (12B-1)/            (12B-1)/
  SHAREHOLDER SERVICING FEES                   SERVICE FEE(2)       SERVICE FEE



  CONVERSION FEATURE                                NONE                NONE

(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A
   SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This Fund pays this fee under a separate servicing plan.

                                                  NATIONS
                                                 SHORT-TERM           NATIONS
                                                 MUNICIPAL           MUNICIPAL
  INVESTOR B SHARES                             INCOME FUND         INCOME FUND
  MAXIMUM AMOUNT YOU CAN BUY                      $100,000            $100,000



  MAXIMUM FRONT-END SALES CHARGE                    NONE                NONE



  MAXIMUM DEFERRED SALES CHARGE                     NONE              5.00%(1)



  REDEMPTION FEE                                    NONE                NONE



                                             0.75% DISTRIBUTION  0.75% DISTRIBUTION
  MAXIMUM ANNUAL DISTRIBUTION AND             (12B-1) FEE AND     (12B-1) FEE AND
  SHAREHOLDER SERVICING FEES                 0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE                                NONE                YES

(1)This charge decreases over time. Please see CHOOSING A SHARE
   CLASS -- INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

                                                  NATIONS
                                                 SHORT-TERM           NATIONS
                                                 MUNICIPAL           MUNICIPAL
  INVESTOR C SHARES                             INCOME FUND         INCOME FUND
  MAXIMUM AMOUNT YOU CAN BUY                      NO LIMIT            NO LIMIT



  MAXIMUM FRONT-END SALES CHARGE                    NONE                NONE



  MAXIMUM DEFERRED SALES CHARGE(1)                 1.00%               1.00%



  REDEMPTION FEE                                    NONE                NONE



                                             0.75% DISTRIBUTION  0.75% DISTRIBUTION
  MAXIMUM ANNUAL DISTRIBUTION AND             (12B-1) FEE AND     (12B-1) FEE AND
  SHAREHOLDER SERVICING FEES                 0.25% SERVICE FEE   0.25% SERVICE FEE



  CONVERSION FEATURE                                NONE                NONE

(1)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher distributions per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARES GRAPHIC) ABOUT INVESTOR A SHARES

      There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- FRONT-END SALES CHARGES

        - you received the shares from reinvested distributions

      The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

           NATIONS SHORT-TERM MUNICIPAL INCOME FUND
                                                       SALES CHARGE     AMOUNT RETAINED
                                       SALES CHARGE    AS A % OF THE   BY SELLING AGENTS
                                      AS A % OF THE     NET AMOUNT       AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE     INVESTED       OFFERING PRICE
           $0 -- $99,999                  1.00%            1.01%             0.75%



           $100,000 -- $249,999           0.75%            0.76%             0.50%



           $250,000 -- $999,999           0.50%            0.50%             0.40%



           $1,000,000 OR MORE             0.00%            0.00%             1.00%(1)

           NATIONS MUNICIPAL INCOME FUND
                                                       SALES CHARGE     AMOUNT RETAINED
                                       SALES CHARGE    AS A % OF THE   BY SELLING AGENTS
                                      AS A % OF THE     NET AMOUNT       AS A % OF THE
           AMOUNT YOU BOUGHT          OFFERING PRICE     INVESTED       OFFERING PRICE
           $0 -- $49,999                  4.75%            4.99%             4.25%



           $50,000 -- $99,999             4.50%            4.71%             4.00%



           $100,000 -- $249,999           3.50%            3.63%             3.00%



           $250,000 -- $499,999           2.50%            2.56%             2.25%



           $500,000 -- $999,999           2.00%            2.04%             1.75%



           $1,000,000 OR MORE             0.00%            0.00%             1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. BACAP Distributors pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      If you buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        - If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

--------------------------------------------------------------------------------

INVESTOR B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $100,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN INVESTOR B SHARES DOES NOT EXCEED THE $100,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN INVESTOR B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



(B SHARES GRAPHIC) ABOUT INVESTOR B SHARES

      You can buy up to $100,000 in aggregate of Investor B Shares. Investor B Shares are not intended for purchase in excess of $100,000. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them. Investor B Shares are not available for Nations Short-Term Municipal Income Fund.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

  NATIONS MUNICIPAL INCOME FUND
  IF YOU SELL YOUR SHARES
  DURING THE FOLLOWING YEAR:                                    YOU'LL PAY A CDSC OF:
  THE FIRST YEAR YOU OWN THEM                                            5.0%



  THE SECOND YEAR YOU OWN THEM                                           4.0%



  THE THIRD YEAR YOU OWN THEM                                            3.0%



  THE FOURTH YEAR YOU OWN THEM                                           3.0%



  THE FIFTH YEAR YOU OWN THEM                                            2.0%



  THE SIXTH YEAR YOU OWN THEM                                            1.0%



  AFTER SIX YEARS OF OWNING THEM                                         NONE

      The CDSC is calculated from the trade date of your purchase. The CDSC for those shares will not be reduced or eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

ABOUT THE CONVERSION FEATURE

Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

  NATIONS MUNICIPAL INCOME FUND
                                                                WILL CONVERT TO INVESTOR A SHARES
  INVESTOR B SHARES YOU BOUGHT                                     AFTER YOU'VE OWNED THEM FOR
  AFTER NOVEMBER 15, 1998                                                  EIGHT YEARS



  BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
    $0 -- $249,999                                                         NINE YEARS
    $250,000 -- $499,999                                                    SIX YEARS
    $500,000 -- $999,999                                                   FIVE YEARS



  BEFORE AUGUST 1, 1997                                                    EIGHT YEARS

Investor B Shares purchased during certain periods prior to August 1, 1997 may have had different or no conversion rights. Please refer to the conversion rights outlined in the original prospectus relating to those Investor B Shares.

The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

Here's how the conversion works:

  - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

  - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Investor A Shares at the same time.

  - You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

  - Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

  - Conversions are free from federal income tax.


(C SHARES GRAPHIC) ABOUT INVESTOR C SHARES

      There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC is calculated from the trade date of your purchase. The CDSC for those shares will not be eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE



      You may be eligible for a reduced or waived front-end sales charge or CDSC. Information about these reductions and waivers is provided below and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.321.7854 to determine whether you qualify for a reduction or waiver of these charges.

      FRONT-END SALES CHARGES



      (Investor A Shares)

      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

         - COMBINE PURCHASES YOU'VE ALREADY MADE

           Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own plus the value of the shares you're buying. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

         - COMBINE PURCHASES YOU PLAN TO MAKE

           By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

           - You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

           - Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

           - If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

           - Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

           - If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent is established. Any adjustment will be used to buy additional shares at the reduced sales charge.

         - COMBINE PURCHASES WITH FAMILY MEMBERS

           You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

      The following investors can buy Investor A Shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealers that have entered into a Nations Funds dealer agreement with BACAP Distributors may buy Investor A Shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling Investor A Shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor A Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Investor A, Investor B and Investor C Shares)

      You won't pay a CDSC on the following transactions:

        - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

        - shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the tax code)) of a shareholder, including a registered joint owner

        - shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

        - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

        - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Investor A, Investor B or Investor C Shares of Nations Funds, or

          - sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

        - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        - shares sold under our right to liquidate a shareholder's account, including, but not limited to, instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        - if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        - withdrawals made under the Automatic Withdrawal Plan or exchanges made under the Automatic Exchange Feature described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made under the Automatic Withdrawal Plan in a year are less than 12% of the total value of those shares in your account at the time the plan is established. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

      You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same class of the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor B or Investor C Shares in proportion to the amount reinvested. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      You won't pay a CDSC on the sale of Investor C Shares sold by a nonprofit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Primary A Shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.321.7854 if you have any questions or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identify after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any lost resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that any shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds will generally reject the shareholder's future purchase orders, steps including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations

Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. In any event, Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES - HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT - INFORMATION FOR INVESTORS - REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Fund's Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap program.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above.

Nations Funds seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor A and C Shares. You
                                         - $250 for certain fee-based accounts      can invest up to $100,000 in Investor B
                                         minimum additional investment:             Shares.
                                         - $100 for all accounts
                                                                                    Investor B Shares are only available to
                                                                                    existing shareholders of Nations
                                                                                    Short-Term Income Fund and Nations
                                                                                    Short-Term Municipal Income Fund.

                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $50

Selling shares    In a lump sum          - you can sell up to $50,000 of your       We'll deduct any CDSC from the amount
                                           shares by telephone, otherwise there     you're selling and send you or your
                                           are no limits to the amount you can      selling agent the balance, usually
                                           sell                                     within three business days of receiving
                                         - other restrictions may apply to          your order.
                                           withdrawals from retirement plan
                                           accounts                                 If you paid for your shares with a
                                                                                    check that wasn't certified, we'll hold
                                                                                    the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared.

                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account. No CDSC is deducted if
                                                                                    you withdraw 12% or less of the value
                                                                                    of your shares in a class.

Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange your Investor A Shares
shares                                                                              for Investor A Shares of any other
                                                                                    Nations Fund, except Index Funds.

                                                                                    You can exchange your Investor B Shares
                                                                                    for Investor B Shares of any other
                                                                                    Nations Fund.

                                                                                    You can exchange your Investor C Shares
                                                                                    for Investor C Shares of any other
                                                                                    Nations Fund.

                                                                                    You won't pay a front-end sales charge,
                                                                                    CDSC or redemption fee on the shares
                                                                                    you're exchanging.

                  Using our Automatic    - minimum $25 per exchange                 You must already have an investment in
                  Exchange Feature                                                  the Funds into which you want to
                                                                                    exchange. You can make exchanges
                                                                                    monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is no longer indicative of the security's fair value because a significant event has occurred after a foreign exchange closed but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

When a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot not be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - Except for the Index Funds, you buy Investor A Shares at the offering price per share. You buy Index Funds and Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

--------------------------------------------------------------------------------

FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." The exchange privilege is not intended as a vehicle for market timing. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. When BACAP believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, a Fund may reject purchase orders and exchanges into a Fund by any person, group or account that is believed to be a market timer.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

      EXCHANGING INVESTOR A SHARES



      You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

      Here are some rules for exchanging Investor A Shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of a Investor A Shares was of a Nations Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING INVESTOR B SHARES



      You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING INVESTOR C SHARES



      You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

                              NATIONS FUNDS TRUST
                          NATIONS MARSICO GROWTH FUND
                     NATIONS MARSICO FOCUSED EQUITIES FUND
                       NATIONS MARSICO 21ST CENTURY FUND
                NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. Class A, B and C shares as Investor A, B and C Shares.

     2. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     4. The contact telephone number should be read as 1.800.321.7854.

     5. Replacing the discussion under the heading "ABOUT YOUR
        INVESTMENT - CHOOSING A SHARE CLASS" and "ABOUT YOUR
        INVESTMENT - BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

NMCMBOPROIX -- SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

--------------------------------------------------------------------------------

Choosing a share class
(ABC SHARE GRAPHIC)

Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                                   INVESTOR A           INVESTOR B           INVESTOR C
                                     SHARES               SHARES               SHARES
 MAXIMUM AMOUNT
 YOU CAN BUY                        NO LIMIT             $100,000             NO LIMIT



 MAXIMUM FRONT-END
 SALES CHARGE                        5.75%                 NONE                 NONE



 MAXIMUM DEFERRED
 SALES CHARGE                       NONE(1)              5.00%(2)             1.00%(3)



 REDEMPTION FEE(4)                   2.00%                2.00%                2.00%



 MAXIMUM ANNUAL                0.25% DISTRIBUTION   0.75% DISTRIBUTION   0.75% DISTRIBUTION
 DISTRIBUTION AND               (12B-1)/SERVICE      (12B-1) FEE AND      (12B-1) FEE AND
 SHAREHOLDER                          FEE           0.25% SERVICE FEE    0.25% SERVICE FEE
 SERVICING FEES



 CONVERSION FEATURE                   NONE                 YES                  NONE


--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.

--------------------------------------------------------------------------------


(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR A
   SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(4)The redemption fee may apply to shares of Nations Marsico International Opportunities Fund purchased after August 1, 2002 that are redeemed (either by selling your shares or exchanging into another Fund) within 90 days of purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

--------------------------------------------------------------------------------




 BEFORE YOU INVEST, PLEASE NOTE THAT, OVER TIME, DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES WILL INCREASE THE COST OF YOUR INVESTMENT, AND MAY COST YOU MORE THAN ANY SALES CHARGES YOU MAY PAY. FOR MORE INFORMATION, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher distributions per share.

Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in ABOUT INVESTOR B SHARES.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(A SHARES GRAPHIC) ABOUT INVESTOR A SHARES
                   There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

      FRONT-END SALES CHARGE



      You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        - you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- FRONT END SALES CHARGES

        - you received shares from reinvested distributions

      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

                                                      SALES CHARGE      AMOUNT RETAINED
                                     SALES CHARGE     AS A % OF THE    BY SELLING AGENTS
                                    AS A % OF THE      NET AMOUNT        AS A % OF THE
         AMOUNT YOU BOUGHT          OFFERING PRICE      INVESTED        OFFERING PRICE
         $0 - $49,999                   5.75%             6.10%              5.00%



         $50,000 - $99,999              4.50%             4.71%              3.75%



         $100,000 - $249,999            3.50%             3.63%              2.75%



         $250,000 - $499,999            2.50%             2.56%              2.00%



         $500,000 - $999,999            2.00%             2.04%              1.75%



         $1,000,000 OR MORE             0.00%             0.00%              1.00%(1)

      (1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. BACAP Distributors pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      CONTINGENT DEFERRED SALES CHARGE



      If you buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        - If you sell your shares within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


--------------------------------------------------------------------------------

INVESTOR B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $100,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN INVESTOR B SHARES DOES NOT EXCEED THE $100,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN INVESTOR B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.
--------------------------------------------------------------------------------


(B SHARES GRAPHIC) ABOUT INVESTOR B SHARES
                   You can buy up to $100,000 in aggregate of Investor B Shares. Investor B Shares are not intended for purchase in excess of $100,000. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you bought the shares before August 1, 1998

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.


                 IF YOU SELL YOUR SHARES
               DURING THE FOLLOWING YEAR:                      YOU'LL PAY A CDSC OF:
         ----------------------------------------------------------------------------------------
                                                    SHARES
                                                  YOU BOUGHT       SHARES YOU BOUGHT BETWEEN
                                                    AFTER           8/1/1998 AND 11/15/1998
                                                  11/15/1998       IN THE FOLLOWING AMOUNTS:
                                                  ----------   ----------------------------------
                                                                 $0 -     $250,000 -   $500,000 -
                                                               $249,999    $499,999     $999,999
         THE FIRST YEAR YOU OWN THEM                 5.0%        5.0%        3.0%         2.0%



         THE SECOND YEAR YOU OWN THEM                4.0%        4.0%        2.0%         1.0%



         THE THIRD YEAR YOU OWN THEM                 3.0%        3.0%        1.0%         NONE



         THE FOURTH YEAR YOU OWN THEM                3.0%        3.0%        NONE         NONE



         THE FIFTH YEAR YOU OWN THEM                 2.0%        2.0%        NONE         NONE



         THE SIXTH YEAR YOU OWN THEM                 1.0%        1.0%        NONE         NONE



         AFTER SIX YEARS OF OWNING THEM              NONE        NONE        NONE         NONE

      The CDSC is calculated from the trade date of your purchase. The CDSC for those shares will not be reduced or eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE



      Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:

                                                                WILL CONVERT TO INVESTOR A SHARES
         INVESTOR B SHARES YOU BOUGHT                              AFTER YOU'VE OWNED THEM FOR
         AFTER NOVEMBER 15, 1998                                           EIGHT YEARS



         BETWEEN AUGUST 1, 1997 AND NOVEMBER 15, 1998
           $0 - $249,999                                                   NINE YEARS
           $250,000 - $499,999                                              SIX YEARS
           $500,000 - $999,999                                             FIVE YEARS



         BEFORE AUGUST 1, 1997                                             NINE YEARS

      Investor B Shares purchased during certain periods prior to August 1, 1997 may have had different or no conversion rights. Please refer to the conversion rights outlined in the original prospectus relating to those Investor B Shares.

      The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

      Here's how the conversion works:

        - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

        - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Investor A Shares at the same time.

        - You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

        - Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

        - Conversions are free from federal income tax.

(C SHARES GRAPHIC) ABOUT INVESTOR C SHARES
                   There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE



      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- CONTINGENT DEFERRED SALES CHARGES

      The CDSC is calculated from the trade date of your purchase. The CSDC for those shares will not be eliminated until the close of business on the anniversary of the original trade date. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      REDEMPTION FEES



      (Investor A, Investor B and Investor C Shares)

      Nations Marsico International Opportunities Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another
      Fund) within 60 days of their purchase. The redemption fee is paid to the Fund from which you are redeeming shares (including redemptions by exchange).

      The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

      The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification. We'll redeem any shares that are eligible for a waiver first. You can find out if you qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE -- REDEMPTION FEES. For a discussion of the effects of market timing please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF SALES CHARGES AND REDEMPTION FEES.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE BUYING OR SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A SALES CHARGE OR REDEMPTION FEE



      You may be eligible for a reduced or waived front-end sales charge or CDSC. Information about these reductions and waivers is provided below and may also be discussed in the SAI. Please contact your investment professional or contact Nations Funds at 1.800.321.7854 to determine whether you qualify for a reduction or waiver of these charges.

      FRONT-END SALES CHARGES



      (Investor A Shares)

      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

         - COMBINE PURCHASES YOU'VE ALREADY MADE
          Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own plus the value of the shares you're buying. Index Funds (including Nations LargeCap Enhanced Core Fund) and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify for rights of accumulation.

         - COMBINE PURCHASES YOU PLAN TO MAKE
          By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

           - You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

           - Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

           - If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

           - Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

           - If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent is established. Any adjustment will be used to buy additional shares at the reduced sales charge.

        - COMBINE PURCHASES WITH FAMILY MEMBERS
         You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Money Market Funds, don't qualify.

      The following investors can buy Investor A Shares without paying a front-end sales charge:

        - full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        - banks, trust companies and thrift institutions acting as fiduciaries

        - individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        - Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        - registered broker/dealers that have entered into a Nations Funds dealer agreement with BACAP Distributors may buy Investor A Shares without paying a front-end sales charge for their investment account only

        - registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        - employees or partners of any service provider to the Funds

        - investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        - shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

      The following plans can buy Investor A Shares without paying a front-end sales charge:

        - pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

        - employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
          Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

          - sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        - certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

      You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling Investor A Shares of the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor A Shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      CONTINGENT DEFERRED SALES CHARGES



      (Investor A, Investor B and Investor C Shares)

      You won't pay a CDSC on the following transactions:

        - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of any up-front commission

        - shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

        - shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

        - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

        - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

          - have at least $500,000 invested in Investor A, Investor B or Investor C Shares of Nations Funds, or

          - sign a letter of intent to buy at least $500,000 of Investor A, Investor B or Investor C Shares of Nations Funds, or

          - be an employer-sponsored plan with at least 100 eligible participants, or

          - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter

        - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an Individual Retirement Account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

           - a tax-free return of an excess contribution to an IRA

           - distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

        - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        - shares sold under our right to liquidate a shareholder's account, including, but not limited to, instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        - if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        - withdrawals made under the Automatic Withdrawal Plan or exchanges made under the Automatic Exchange Feature described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor A, Investor B or Investor C Shares made under the Automatic Withdrawal Plan in a year are less than 12% of the total value of those shares in your account at the time the plan is established. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

      You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same class of the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the Investor B or Investor C Shares in proportion to the amount reinvested. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      You won't pay a CDSC on the sale of Investor C Shares sold by a nonprofit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

      REDEMPTION FEES



      (Investor A, Investor B and Investor C Shares)

      You won't pay an otherwise applicable redemption fee on the following categories of transactions:

        - shares sold following the death or disability (as defined in the tax code) of the shareholder, including a registered joint owner

        - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Nations Funds does not have access to information about the individual participant account activity, except where Nations Funds has received an indication that the plan administrator is able to assess the redemption fee to the appropriate accounts

        - shares sold by certain investment funds (e.g. Nations LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to BACAP that the investment fund is not a vehicle for market timing. BACAP or its affiliates may manage certain of the approved investment funds

        - shares sold in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to BACAP that the program is not designed to be a vehicle for market timing

        - shares sold by accounts where Nations Funds has received information reasonably satisfactory to BACAP indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee to underlying shareholders

        - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of BACAP

        - shares that were purchased by reinvested dividends

        - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

      The Nations Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

      As described above, certain intermediaries may not assess redemption fees to certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). In these situations, the Nations Funds' ability to assess redemption fees is generally limited by the intermediary's policies and, accordingly, no redemption fees will be assessed on such redemptions.

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly from Nations Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Specifically, certain Funds offer Primary A Shares which have lower expense levels and limited service features and are only available to certain eligible investors that meet specific criteria, including investing through an eligible financial institution or intermediary. Please contact your investment professional, or call us at
1.800.321.7854 if you have any questions or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing.

Nations Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Nations Funds detects that any shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Nations Money Market Fund, Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund) that are deemed material by Nations Funds in any 28-day period, Nations Funds will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Nations Fund (other than a Nations Money Market Fund, Nations

Short-Term Income Fund or Nations Short-Term Municipal Income Fund). In addition, if Nations Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), Nations Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Nations Fund. Nations Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, an exchange into a Fund followed by an exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Nations Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Nations Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Nations Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Nations Funds practices discussed above.

Nations Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Nations Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

                  Ways to buy, sell or
                        exchange          How much you can buy, sell or exchange              Other things to know
                  --------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum           minimum initial investment:                There is no limit to the amount you can
                                          - $1,000 for regular accounts              invest in Investor A and C Shares. You
                                          - $500 for traditional and Roth IRAs,      can invest up to $100,000 in Investor B
                                            and Coverdell Education Savings          Shares.
                                            Accounts
                                          - $250 for certain fee-based accounts
                                          - no minimum for certain retirement
                                            plan accounts like 401(k) plans and
                                            SEP accounts, but other restrictions
                                            apply
                                          minimum additional investment:
                                          - $100 for all accounts

                  Using our Systematic    minimum initial investment:                You can buy shares twice a month,
                  Investment Plan         - $100                                     monthly or quarterly, using automatic
                                          minimum additional investment:             transfers from your bank account.
                                          - $50

Selling shares    In a lump sum           - you can sell up to $50,000 of your       We'll deduct any CDSC from the amount
                                            shares by telephone, otherwise there     you're selling and send you or your
                                            are no limits to the amount you can      selling agent the balance, usually
                                            sell                                     within three business days of receiving
                                          - other restrictions may apply to          your order.
                                            withdrawals from retirement plan
                                            accounts                                 If you paid for your shares with a
                                                                                     check that wasn't certified, we'll hold
                                                                                     the sale proceeds when you sell those
                                                                                     shares for at least 15 days after the
                                                                                     trade date of the purchase, or until
                                                                                     the check has cleared.

                                                                                     Nations Marsico International
                                                                                     Opportunities Fund assesses, subject to
                                                                                     limited exceptions, a 2.00% redemption
                                                                                     fee on the proceeds of Fund shares that
                                                                                     are redeemed (either by selling shares
                                                                                     or exchanging into another Fund) within
                                                                                     60 days of their purchase. Please see
                                                                                     CHOOSING A SHARE CLASS -- REDEMPTION
                                                                                     FEES for details.

                  Using our Automatic     - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                    $10,000 to set up the plan. You can
                                                                                     make withdrawals twice a month,
                                                                                     monthly, quarterly, bi-annually or
                                                                                     annually. We'll send your money by
                                                                                     check or deposit it directly to your
                                                                                     bank account. No CDSC is deducted if
                                                                                     you withdraw 12% or less of the value
                                                                                     of your shares in a class.

Exchanging        In a lump sum           - minimum $1,000 per exchange              You can exchange your Investor A Shares
  shares                                                                             for Investor A Shares of any other
                                                                                     Nations Fund, except Index Funds.

                                                                                     You can exchange your Investor B Shares
                                                                                     for Investor B Shares of any other
                                                                                     Nations Fund.

                                                                                     You can exchange your Investor C Shares
                                                                                     for Investor C Shares of any other
                                                                                     Nations Fund.

                                                                                     You won't pay a front-end sales charge
                                                                                     or CDSC on the shares you're
                                                                                     exchanging.

                  Ways to buy, sell or
                        exchange          How much you can buy, sell or exchange              Other things to know
                  --------------------    ---------------------------------------    ---------------------------------------
                                                                                     Nations Marsico International
                                                                                     Opportunities Fund assesses, subject to
                                                                                     limited exceptions, a 2.00% redemption
                                                                                     fee on the proceeds of Fund shares that
                                                                                     are redeemed (either by selling shares
                                                                                     or exchanging into another Fund) within
                                                                                     60 days of their purchase. Please see
                                                                                     CHOOSING A SHARE CLASS -- REDEMPTION
                                                                                     FEES for details.

                  Using our Automatic     - minimum $25 per exchange                 You must already have an investment in
                  Exchange Feature                                                   the Funds into which you want to
                                                                                     exchange. You can make exchanges
                                                                                     monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is no longer indicative of the security's fair value because a significant event has occurred after a foreign exchange closed but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

When a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE OFFERING PRICE PER SHARE IS THE NET ASSET VALUE PER SHARE PLUS ANY SALES CHARGE THAT APPLIES.

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we'll refuse the order. We'll return any payment received for orders that we refuse.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this

      MINIMUM ADDITIONAL INVESTMENT



      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        - Nations Marsico International Opportunities Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES     EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - Nations Marsico International Opportunities Fund assesses, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. Please see CHOOSING A SHARE CLASS -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

      EXCHANGING INVESTOR A SHARES



      You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

      Here are some rules for exchanging Investor A Shares:

        - You won't pay a front-end sales charge on the shares of the Fund you're exchanging (unless your initial purchase of Investor A shares was of a Nations Money Market Fund).

        - You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until when you sold the shares you received from the exchange.

      EXCHANGING INVESTOR B SHARES



      You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

      If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

      EXCHANGING INVESTOR C SHARES



      You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

      You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

                              NATIONS FUNDS TRUST
                             NATIONS CASH RESERVES
                         NATIONS MONEY MARKET RESERVES
                           NATIONS TREASURY RESERVES
                          NATIONS GOVERNMENT RESERVES
                           NATIONS MUNICIPAL RESERVES
                          NATIONS TAX-EXEMPT RESERVES
                     NATIONS CALIFORNIA TAX-EXEMPT RESERVES
                      NATIONS NEW YORK TAX-EXEMPT RESERVES
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED -- OTHER SERVICE PROVIDERS.

     2. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED -- OTHER SERVICE PROVIDERS.

     3. The contact telephone number should be read as 1.800.321.7854 (Individual Investors) and 1.800.626.2275 (Institutional Investors).

     4. Replacing the discussion under the heading "ABOUT YOUR
        INVESTMENT -- BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

LIQUIDITY-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Liquidity Class Shares of the Funds. Here are some general rules about this class of shares:

  - Liquidity Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class may be used in connection with specific Cash Management Services programs, including programs designed for certain sweep account customers of Bank of America. This class of shares may be offered by:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries.

  - The minimum initial investment is $500,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Liquidity Class Shares.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Liquidity Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

Investors that purchase shares through financial institutions in connection with Cash Management Services programs may incur account-level fees in addition to the fees disclosed in this prospectus. These investors should review their Cash Management Services program disclosure documents for information regarding additional fees.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

      - You buy Liquidity Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

           - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

              - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                Eastern time on the last business day of the calendar year

              - Payment must be received for Nations Money Market Reserves by
                4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

              - Payment must be received for Nations Treasury Reserves by 4:00
                p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

           - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

          If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

(SELLING SHARES GRAPHIC) SELLING SHARES

      Here are some general rules for selling shares:

      - We normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order.

      - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

      - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES GRAPHIC)  EXCHANGING SHARES

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Liquidity Class Shares of a Fund for Liquidity Class Shares of any other Nations Money Market Fund.

        - You must exchange at least $500,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

                              NATIONS FUNDS TRUST
                             NATIONS CASH RESERVES
                         NATIONS MONEY MARKET RESERVES
                           NATIONS TREASURY RESERVES
                          NATIONS GOVERNMENT RESERVES
                           NATIONS MUNICIPAL RESERVES
                          NATIONS TAX-EXEMPT RESERVES
                     NATIONS CALIFORNIA TAX-EXEMPT RESERVES
                      NATIONS NEW YORK TAX-EXEMPT RESERVES
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     2. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

INST-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------

This prospectus offers Institutional Class Shares of the Funds. Here are some general rules about this class of shares:

  - Institutional Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class may be used in connection with specific Cash Management Services programs, including programs designed for certain sweep account customers of Bank of America. This class of shares may be offered by:

    - Bank of America and certain of its affiliates

    - certain other financial institutions and intermediaries, including financial planners and investment advisers.

  - The minimum initial investment is $750,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Institutional Class Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Institutional Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

Investors that purchase shares through financial institutions in connection with Cash Management Services programs may incur account-level fees in addition to the fees disclosed in this prospectus. These investors should review their Cash Management Services program disclosure documents for information regarding additional fees.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

    - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

    - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

    - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(PLUS DOLLAR SIGN GRAPHIC) BUYING SHARES

      Here are some general rules for buying shares:

        - You buy Institutional Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

            - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money
              Market Reserves and Nations Treasury Reserves, except:

               - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                 Eastern time on the last business day of the calendar year

               - Payment must be received for Nations Money Market Reserves by
                 4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

               - Payment must be received for Nations Treasury Reserves by 4:00
                 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

          - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

            If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

             - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

             - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

(MINUS DOLLAR SIGN GRAPHIC)              SELLING SHARES

      Here are some general rules for selling shares:
        - We normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order.


--------------------------------------------------------------------------------






 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - You can sell shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------


(ARROWS GRAPHIC)   EXCHANGING SHARES

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Institutional Class Shares of a Fund for Institutional Class Shares of any other Nations Money Market Fund.

        - You must exchange at least $750,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

                              NATIONS FUNDS TRUST
                             NATIONS CASH RESERVES
                         NATIONS MONEY MARKET RESERVES
                           NATIONS TREASURY RESERVES
                          NATIONS GOVERNMENT RESERVES
                           NATIONS MUNICIPAL RESERVES
                          NATIONS TAX-EXEMPT RESERVES
                     NATIONS CALIFORNIA TAX-EXEMPT RESERVES
                      NATIONS NEW YORK TAX-EXEMPT RESERVES
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     2. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. The contact telephone number should be read as 1.800.321.7854 (Individual Investors) and 1.800.626.2275 (Institutional Investors).

     4. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

INVESTOR-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
[DOLLAR GRAPHIC]

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Investor Class Shares of the Funds. Here are some general rules about this class of shares:

  - Investor Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts. This class of shares may be offered by:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries.

  - The minimum initial investment is $25,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to come up with the minimum initial investment. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Investor Class Shares.

  - There is no minimum for additional investments.

  - The minimum initial investment is $10,000 using the Systematic Investment Plan. The minimum for additional investments under this plan is $1,000.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Investor Class Shares on the pages that follow. You should also ask your financial institution, intermediary or selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

                        Ways to buy, sell
                           or exchange        How much you can buy, sell or exchange            Other things to know
                       -------------------    --------------------------------------    -------------------------------------
Buying shares          In a lump sum          minimum initial investment:               There is no limit to the amount you
                                              - $25,000                                 can invest in Investor Class Shares.
                                              minimum additional investment:
                                              - none

                       Using our              minimum initial investment:               You can buy shares twice a month,
                       Systematic             - $10,000                                 monthly or quarterly, using automatic
                       Investment Plan        minimum additional investment:            transfers from your bank account.
                                              - $1,000

Selling shares         In a lump sum          - there are no limits to the amount       We usually send you or your selling
                                                you can sell                            agent the sale proceeds on the same
                                              - restrictions may apply to               day that we receive your order.
                                                withdrawals from retirement plan        If you paid for your shares with a
                                                accounts                                check that wasn't certified, we'll
                                                                                        hold the sale proceeds when you sell
                                                                                        those shares for at least 15 days
                                                                                        after the trade date of the purchase,
                                                                                        or until the check has cleared,
                                                                                        whichever is later.

                       Using our free         - minimum $250 per check                  You can write checks for free. You
                       checkwriting                                                     can only use checks to make partial
                       service                                                          withdrawals from a Fund. You can't
                                                                                        use a check to make a full withdrawal
                                                                                        from a Fund.

                       Using our Automatic    - minimum $25 per withdrawal              Your account balance must be at least
                       Withdrawal Plan                                                  $10,000 to set up the plan. You can
                                                                                        make withdrawals twice a month,
                                                                                        monthly, quarterly, bi-annually or
                                                                                        annually. We'll send your money by
                                                                                        check or deposit it directly to your
                                                                                        bank account.

Exchanging shares      In a lump sum          - minimum $25,000 per exchange            You can exchange Investor Class
                                                                                        shares of a Fund for Investor Class
                                                                                        Shares of any other Nations Money
                                                                                        Market Fund.

                       Using our Automatic    minimum exchange per Fund:                You must already have an investment
                       Exchange Feature       - $25                                     in the Funds into which you want to
                                                                                        exchange. You can make exchanges
                                                                                        monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


[PLUS DOLLAR GRAPHIC]  BUYING SHARES

      Here are some general rules for buying shares:

        - You buy Investor Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

           - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

              - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                Eastern time on the last business day of the calendar year

              - Payment must be received for Nations Money Market Reserves by
                4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

              - Payment must be received for Nations Treasury Reserves by 4:00
                p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

           - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

          If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions, intermediaries and selling agents are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $1,000 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your financial adviser.

[MINUS DOLLAR GRAPHIC]  SELLING SHARES

      Here are some general rules for selling shares:

        - If you're selling your shares through a selling agent, financial institution or intermediary, we'll normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account on the same business day that the Fund receives your order.

        - You can sell shares by telephone if you qualify for telephone orders.

--------------------------------------------------------------------------------

 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

Here's how the service works:

  - Each check you write must be for $250 or more.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------

[ARROWS GRAPHIC]   EXCHANGING SHARES

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Investor Class Shares of a Fund for Investor Class Shares of any other Nations Money Market Fund.

        - You must exchange at least $25,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE

The Automatic Exchange Feature lets you exchange $25 or more of Investor Class Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

                              NATIONS FUNDS TRUST
                             NATIONS CASH RESERVES
                         NATIONS MONEY MARKET RESERVES
                           NATIONS TREASURY RESERVES
                          NATIONS GOVERNMENT RESERVES
                           NATIONS MUNICIPAL RESERVES
                          NATIONS TAX-EXEMPT RESERVES
                     NATIONS CALIFORNIA TAX-EXEMPT RESERVES
                      NATIONS NEW YORK TAX-EXEMPT RESERVES
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     2. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. The contact telephone number should be read as 1.800.321.7854 (Individual Investors) and 1.800.626.2275 (Institutional Investors).

     4. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

MARKET-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Market Class Shares of the Funds. Here are some general rules about this class of shares:

  - Market Class Shares are available through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class is primarily intended for use in connection with specific Cash Management Services programs. This class of shares may be offered by:

    - Bank of America and certain of its affiliates

    - certain other financial institutions and intermediaries.

  - The minimum initial investment is $10,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Market Class Shares.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Market Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

    - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

    - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

    - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Market Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

          - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

              - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                Eastern time on the last business day of the calendar year

              - Payment must be received for Nations Money Market Reserves by
                4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

              - Payment must be received for Nations Treasury Reserves by 4:00
                p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

          - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

             If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

--------------------------------------------------------------------------------




 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - We normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order.

        - You can sell shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------


(EXCHANGING SHARES      EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Market Class Shares of a Fund for Market Class Shares of any other Nations Money Market Fund.

        - You must exchange at least $10,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

                              NATIONS FUNDS TRUST
                             NATIONS CASH RESERVES
                         NATIONS MONEY MARKET RESERVES
                           NATIONS TREASURY RESERVES
                          NATIONS GOVERNMENT RESERVES
                           NATIONS MUNICIPAL RESERVES
                          NATIONS TAX-EXEMPT RESERVES
                     NATIONS CALIFORNIA TAX-EXEMPT RESERVES
                      NATIONS NEW YORK TAX-EXEMPT RESERVES
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     2. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. The contact telephone number should be read as 1.800.321.7854 (Individual investors) and 1.800.626.2275 (Institutional investors).

     4. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

DAILY-SUPP
MMADAILY-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

BUYING, SELLING AND EXCHANGING SHARES
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Daily Class Shares of the Funds. Here are some general rules about this class of shares:

  - Daily Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class is primarily intended for use in connection with specific Cash Management Services programs. This class of shares may be offered by:

     - certain Bank of America affiliates

     - certain other financial intermediaries.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You'll find more information about buying, selling and exchanging Daily Class Shares on the pages that follow. You should also ask your financial institution, intermediary or selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

                        Ways to buy, sell
                           or exchange        How much you can buy, sell or exchange            Other things to know
                       -------------------    --------------------------------------    -------------------------------------
Buying shares          In a lump sum          minimum initial investment:               There is no limit to the amount you
                                              - $1,000 for regular accounts             can invest in Daily Class Shares.
                                              - $500 for traditional and Roth IRAs,
                                              and Coverdell Education Savings
                                                Accounts
                                              - $250 for certain fee-based accounts
                                              - no minimum for certain retirement
                                              plan accounts like 401(k) plans and
                                                SEP accounts, but other restrictions
                                                apply
                                              minimum additional investment:
                                              - none

                       Using our              minimum initial investment:               You can buy shares twice a month,
                       Systematic             - $100                                    monthly or quarterly, using automatic
                       Investment Plan        minimum additional investment:            transfers from your bank account.
                                              - $100

Selling shares         In a lump sum          - there are no limits to the amount       We usually send you or your selling
                                              you can sell                              agent the sale proceeds on the same
                                              - restrictions may apply to               day that we receive your order.
                                              withdrawals from retirement plan
                                                accounts                                If you paid for your shares with a
                                                                                        check that wasn't certified, we'll
                                                                                        hold the sale proceeds when you sell
                                                                                        those shares for at least 15 days
                                                                                        after the trade date of the purchase,
                                                                                        or until the check has cleared,
                                                                                        whichever is later.

                       Using our free         - minimum $250 per check                  You can write checks for free. You
                       checkwriting                                                     can only use checks to make partial
                       service                                                          withdrawals from a Fund. You can't
                                                                                        use a check to make a full withdrawal
                                                                                        from a Fund.
                       Using our Automatic    - minimum $25 per withdrawal              Your account balance must be at least
                       Withdrawal Plan                                                  $10,000 to set up the plan. You can
                                                                                        make withdrawals twice a month,
                                                                                        monthly, quarterly, bi-annually or
                                                                                        annually. We'll send your money by
                                                                                        check or deposit it directly to your
                                                                                        bank account.
Exchanging shares      In a lump sum          - minimum $1,000 per exchange             You can exchange Daily Class shares
                                                                                        of a Fund for Daily Class Shares of
                                                                                        any other Nations Money Market Funds.
                                                                                        If you received Daily Class Shares of
                                                                                        a Money Market Fund from an exchange
                                                                                        of Investor A Shares of an Index
                                                                                        Fund, you can exchange these shares
                                                                                        for Investor A Shares of an Index
                                                                                        Fund.
                       Using our Automatic    minimum exchange per Fund:                You must already have an investment
                       Exchange Feature       - $25                                     in the Funds into which you want to
                                                                                        exchange. You can make exchanges
                                                                                        monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by these Funds

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(PLUS SIGN, DOLLAR          BUYING SHARES
  SIGN GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Daily Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

           - 5:30 p.m. Eastern time for Nations Cash Reserves and Nations Treasury Reserves, except:

              - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                Eastern time on the last business day of the calendar year

              - Payment must be received for Nations Treasury Reserves by 4:00
                p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

           - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves and Nations California Tax-Exempt Reserves

             If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions, intermediaries and selling agents are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT



      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth Individual Retirement Accounts (IRAs), and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

      MINIMUM ADDITIONAL INVESTMENT



      There is no minimum for additional investments except the minimum is $100 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $100 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your financial adviser.


(MINUS SIGN,       SELLING SHARES
  DOLLAR SIGN
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling your shares through a selling agent, financial institution or intermediary, we'll normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account on the same business day that the Fund receives your order.

--------------------------------------------------------------------------------






 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - You can sell shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or
          (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves or Nations California Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

Here's how the service works:

  - Each check you write must be for $250 or more.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES GRAPHIC)    EXCHANGING SHARES

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Daily Class Shares of a Fund for Daily Class Shares of any other Nations Money Market Fund.

        - If you received shares of a Fund from an exchange of Investor A Shares of an Index Fund (including Nations LargeCap Enhanced Core Fund), you can exchange these shares for Investor A Shares of an Index Fund (including Nations LargeCap Enhanced Core Fund).

        - You must exchange at least $1,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Daily Class Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

                              NATIONS FUNDS TRUST
                             NATIONS CASH RESERVES
                                  (THE "FUND")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Fund is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED -- OTHER SERVICE PROVIDERS.

     2. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED -- OTHER SERVICE PROVIDERS.

     3. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

MARSICOPRO-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS.

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

MARSICO FUNDS

MARSICO FUNDS
C/O UMB FUND SERVICES, INC.
P.O. BOX 3210
MILWAUKEE, WI 53202

--------------------------------------------------------------------------------


This prospectus offers Marsico Shares of Nations Cash Reserves. Marsico Shares are available only to investors in the Marsico Focus Fund, the Marsico Growth Fund, the Marsico 21st Century Fund, and the Marsico International Opportunities Fund (Marsico Funds). You don't pay any sales charges when you buy or sell Marsico Shares of the Fund.

You can invest in the Fund only through the Fund's servicing agent, UMB Fund Services, Inc. Please call the servicing agent at 1.888.860.8686 for information about its procedures and account requirements, which may be different from those described here.

We encourage you to consult with an investment professional who can open an account for you through the servicing agent and help you with your investment decisions. Once you have an account, you can buy and sell shares by contacting your investment professional or the servicing agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

The table on the next page summarizes some key information about buying and selling shares. This information applies only to transactions by the servicing agent and other authorized agents. Please contact your investment professional or call the servicing agent if you have questions or you need help placing an order.

                    Ways to buy, sell          How much you can buy,
                       or exchange                sell or exchange                Other things to know
                    -----------------  --------------------------------------  ---------------------------
Buying shares       In a lump sum      minimum initial investment:
                                       - $2,500 for regular accounts
                                       - $1,000 for traditional and Roth
                                         IRAs, and Coverdell Education
                                         Savings Accounts
                                       - $500 for spousal IRA accounts
                                       - $500 for SEP IRA accounts
                                       - $500 for transfers to minor accounts
                                       minimum additional investment:
                                       - $100 for all accounts

                    Using our          minimum initial investment:             You can buy shares four
                    Automatic          - $1,000                                times a month, monthly or
                    Investment Plan    minimum additional investment:          quarterly, using automatic
                                       - $50                                   transfers from your bank
                                                                               account.

Selling shares      In a lump sum      - there are no limits to the amount     We usually send you or your
                                         you can sell                          investment professional the
                                       - restrictions may apply to             sale proceeds on the same
                                         withdrawals from retirement plan      day that we receive your
                                         accounts                              order.
                                                                               If you paid for your shares
                                                                               with a check that wasn't
                                                                               certified, we'll hold the
                                                                               sale proceeds when you sell
                                                                               those shares for at least
                                                                               15 days after the trade
                                                                               date of the purchase, or
                                                                               until the check has
                                                                               cleared, whichever is
                                                                               later.

                    Using our          - minimum $100 per withdrawal           Your account balance must
                    Systematic                                                 be at least $10,000 to set
                    Withdrawal Plan                                            up the plan. You can make
                                                                               withdrawals four times a
                                                                               month, monthly, quarterly
                                                                               or annually. We'll send
                                                                               your money by check or
                                                                               deposit it directly to your
                                                                               bank account.

Exchanging shares   In a lump sum      - minimum $2,500 per exchange           You can generally exchange
                                                                               Marsico Shares of the Fund
                                                                               for shares of Marsico
                                                                               Funds.

                    Using our          - minimum $50 per exchange              You must already have an
                    Automatic                                                  investment in the Funds
                    Exchange Feature                                           into which you want to
                                                                               exchange. You can make
                                                                               exchanges four times a
                                                                               month, monthly or
                                                                               quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE FUND RESERVES THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share of each share class of Nations Cash Reserves at 5:00 p.m. Eastern time each business day (unless the Fund closes early).

First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Fund, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN THE FUND

The value of the Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Fund.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by 5:00 p.m. Eastern time on a business day (unless the Fund closes early) will receive that day's net asset value per share, except, orders must be received by 3:00 p.m. Eastern time on the last business day of the calendar year.

Orders received after this time will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to the servicing agent.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - We'll process your order only if we receive payment in federal funds by 5:30 p.m. Eastern time on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early), except, payment must be received by 4:00 p.m. Eastern time on the last business day of the calendar year. Otherwise, we'll cancel your order.

        - The servicing agent is responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares you buy are recorded on the books of the Fund. We don't issue certificates.

        - All purchases must be made in U.S. dollars and checks drawn on U.S. banks. No cash, credit cards or third party checks will be accepted.

      MINIMUM INITIAL INVESTMENT

      The minimum initial amount you can buy is usually $2,500.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $1,000 for traditional and Roth Individual Retirement Accounts (IRAs), and Coverdell Education Savings Accounts

        - $500 for spousal IRA accounts

        - $500 for simplified employee pension plans (SEP) IRA accounts

        - $500 for transfers to minor accounts

        - $1,000 using our Automatic Investment Plan

      MINIMUM ADDITIONAL INVESTMENT

      You can make additional purchases of $100, or $50 if you use our Automatic Investment Plan.

AUTOMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Fund. You can contact your investment professional or the servicing agent to set up the plan.

Here's how the plan works:

  - You can buy shares four times a month, monthly or quarterly.

  - You can choose to have your money transferred on the 5th, 10th, 15th or 20th of the month.

(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - If you're selling your shares through the servicing agent, we'll normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order. The servicing agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account on the same business day that the Fund receives your order.

--------------------------------------------------------------------------------



 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - You can sell shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in
          Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if the servicing agent tells us to sell your shares under arrangements made between the servicing agent and you

        - under certain other circumstances allowed under the 1940 Act

SYSTEMATIC WITHDRAWAL PLAN
The Systematic Withdrawal Plan lets you withdraw $100 or more four times a month, monthly, quarterly or annually. You can contact your investment professional or the servicing agent to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on the 5th, 10th, 15th or 20th of the month.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving the servicing agent 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND STRATEGIES OF THE MARSICO FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY BEFORE YOU INVEST.
--------------------------------------------------------------------------------


(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of the Fund to buy shares of another Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can exchange Marsico Shares of the Fund for shares of Marsico
          Funds.

        - You must exchange at least $2,500, or $50 using our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We or Marsico Funds may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $50 or more of Marsico Shares of the Fund for shares of Marsico Funds four times a month, monthly or quarterly. You can contact your investment professional or the servicing agent to set up the plan.

Here's how automatic exchanges work:

  - Send your request to the servicing agent in writing or call 1.888.860.8686.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on the 5th, 10th, 15th or 20th of the month.

  - The rules for making exchanges apply to automatic exchanges.

                              NATIONS FUNDS TRUST
                             NATIONS CASH RESERVES
                         NATIONS MONEY MARKET RESERVES
                           NATIONS TREASURY RESERVES
                          NATIONS GOVERNMENT RESERVES
                           NATIONS MUNICIPAL RESERVES
                          NATIONS TAX-EXEMPT RESERVES
                     NATIONS CALIFORNIA TAX-EXEMPT RESERVES
                      NATIONS NEW YORK TAX-EXEMPT RESERVES
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     2. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. The contact telephone number should be read as 1.800.321.7854 (Individual Investors) and 1.800.626.2275 (Institutional Investors).

     4. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

ADVISER-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

[DOLLAR SIGN GRAPHIC]

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Adviser Class Shares of the Funds. Here are some general rules about this class of shares:

  - Adviser Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class may be used in connection with specific Cash Management Services programs, including programs designed for certain sweep account customers of Bank of America. This class of shares may be offered by:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries.

  - The minimum initial investment is $100,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Adviser Class Shares.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Adviser Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

Investors that purchase shares through financial institutions in connection with Cash Management Services programs may incur account-level fees in addition to the fees disclosed in this prospectus. These investors should review their Cash Management Services program disclosure documents for information regarding additional fees.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC]  BUYING SHARES

      Here are some general rules for buying shares:

        - You buy Adviser Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

          - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

               - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                 Eastern time on the last business day of the calendar year

               - Payment must be received for Nations Money Market Reserves by
                 4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

               - Payment must be received for Nations Treasury Reserves by 4:00
                 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

          - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

          If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

[DOLLAR SIGN GRAPHIC]    SELLING SHARES

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order.


--------------------------------------------------------------------------------

 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


        - You can sell shares by telephone if you qualify for telephone orders.

        - If you paid for shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


[ARROW GRAPHIC]    EXCHANGING SHARES

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Adviser Class Shares of a Fund for Adviser Class Shares of any other Nations Money Market Fund.

        - You must exchange at least $100,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

                              NATIONS FUNDS TRUST
                             NATIONS CASH RESERVES
                           NATIONS TREASURY RESERVES
                          NATIONS GOVERNMENT RESERVES
                          NATIONS TAX-EXEMPT RESERVES
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. Class A shares to Investor A Shares.

     2. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     4. The contact telephone number should be read as 1.800.321.7854.

     5. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

RESPROIA-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent or directly through Nations Funds. You don't pay any sales charges when you buy, sell or exchange Investor A Shares of the Funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You'll find more information about buying, selling and exchanging Investor A Shares on the pages that follow. You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000 for regular accounts              invest in Investor A Shares.
                                         - $500 for traditional and Roth IRAs,
                                         and Coverdell Education Savings
                                           Accounts
                                         - $250 for certain fee-based accounts
                                         - no minimum for certain retirement
                                         plan accounts like 401(k) plans and SEP
                                           accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         - $100 for all accounts

                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $50

Selling shares    In a lump sum          - there are no limits to the amount you    We usually send you or your selling
                                         can sell                                   agent the sale proceeds on the same day
                                         - restrictions may apply to withdrawals    that we receive your order.
                                         from retirement plan accounts
                                                                                    If you paid for your shares with a
                                                                                    check that wasn't certified, we'll hold
                                                                                    the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared, whichever is
                                                                                    later.

                  Using our free         - minimum $250 per check                   You can write checks for free. You can
                  checkwriting                                                      only use checks to make partial
                  service                                                           withdrawals from a Fund. You can't use
                                                                                    a check to make a full withdrawal from
                                                                                    a Fund.

                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account.

Exchanging        In a lump sum          - minimum $1,000 per exchange              You can generally exchange Investor A
  shares                                                                            Shares of a Money Market Fund for
                                                                                    Investor A Shares of any other Nations
                                                                                    Fund, except Index Funds. Some
                                                                                    exceptions apply.

                  Using our Automatic    minimum exchange per Fund:                 You must already have an investment in
                  Exchange Feature       - $25                                      the Funds into which you want to
                                                                                    exchange. You can make exchanges
                                                                                    monthly or quarterly.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Tax-Exempt Reserves

Orders received after these times will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor A Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

           - 5:30 p.m. Eastern time for Nations Cash Reserves and Nations Treasury Reserves, except:

              - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                Eastern time on the last business day of the calendar year

              - Payment must be received for Nations Treasury Reserves by 4:00
                p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

           - 4:00 p.m. Eastern time for Nations Government Reserves and Nations Tax-Exempt Reserves.

             If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT

The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth Individual Retirement Accounts (IRAs), and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

      MINIMUM ADDITIONAL INVESTMENT

You can make additional purchases of as little as $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

--------------------------------------------------------------------------------






 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds of Nations Cash Reserves, Nations Treasury Reserves or Nations Government Reserves by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order.

        - If you're selling your shares of Nations Tax-Exempt Reserves through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you're selling your shares of Nations Tax-Exempt Reserves directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or
          (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your investment professional or us to set up the service.

Here's how the service works:

  - Each check you write must be for $250 or more.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or 25th of the month.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Exchanges are not available if you bought your Investor A Shares through a cash sweep option on your account or through a mutual fund supermarket.

      Here's how exchanges work:

        - You can exchange Investor A Shares of a Money Market Fund for Investor A Shares of any other Nations Fund, except Index Funds (including Nations LargeCap Enhanced Core Fund).

        - If you bought Investor A Shares of a Money Market Fund through a Nations Funds IRA, you can exchange these shares for Investor B Shares of any other Nations Fund, except Money Market Funds. If you received your Investor B Shares before January 1, 1996 or after July 31, 1997, a contingent deferred sales charge (CDSC) may apply when you sell your Investor B Shares. The CDSC will be based on the period from when you received the Investor B Shares until you sold them.

        - You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor A Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange.

  - You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

  - The rules for making exchanges apply to automatic exchanges.

                              NATIONS FUNDS TRUST
                             NATIONS CASH RESERVES
                         NATIONS MONEY MARKET RESERVES
                           NATIONS TREASURY RESERVES
                          NATIONS GOVERNMENT RESERVES
                           NATIONS MUNICIPAL RESERVES
                          NATIONS TAX-EXEMPT RESERVES
                     NATIONS CALIFORNIA TAX-EXEMPT RESERVES
                      NATIONS NEW YORK TAX-EXEMPT RESERVES
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED -- OTHER SERVICE PROVIDERS.

     2. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED -- OTHER SERVICE PROVIDERS.

     3. The contact telephone number should be read as 1.800.626.2275.

     4. Replacing the discussion under the heading "ABOUT YOUR
        INVESTMENT -- BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

SVBINST-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------

This prospectus offers Institutional Class Shares of the Funds. Here are some general rules about this class of shares:

  - Institutional Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class may be used in connection with specific Cash Management Services programs, including programs designed for certain sweep account customers of Bank of America. This class of shares may be offered by:

    - Bank of America and certain of its affiliates

    - certain other financial institutions and intermediaries, including financial planners and investment advisers.

  - The minimum initial investment is $750,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Institutional Class Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Institutional Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

If you have questions about buying, selling or exchanging, or you need help placing an order, please call your investment professional at 1.800.303.7371.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

    - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

    - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

    - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES       BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Institutional Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

          - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

               - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                 Eastern time on the last business day of the calendar year

               - Payment must be received for Nations Money Market Reserves by
                 4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

               - Payment must be received for Nations Treasury Reserves by 4:00
                 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

          - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

          If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.




        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

(SELLING SHARES GRAPHIC)       SELLING SHARES

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------


(EXCHANGING SHARES   EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Institutional Class Shares of a Fund for Institutional Class Shares of any other Nations Money Market Fund.

        - You must exchange at least $750,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

                              NATIONS FUNDS TRUST
                             NATIONS CASH RESERVES
                         NATIONS MONEY MARKET RESERVES
                           NATIONS TREASURY RESERVES
                          NATIONS GOVERNMENT RESERVES
                           NATIONS MUNICIPAL RESERVES
                          NATIONS TAX-EXEMPT RESERVES
                     NATIONS CALIFORNIA TAX-EXEMPT RESERVES
                      NATIONS NEW YORK TAX-EXEMPT RESERVES
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     2. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

SVBINVESTOR-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
[DOLLAR GRAPHIC]

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Investor Class Shares of the Funds. Here are some general rules about this class of shares:

  - Investor Class Shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts. This class of shares may be offered by:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries.

  - The minimum initial investment is $25,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to come up with the minimum initial investment.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Investor Class Shares on the pages that follow. You should also ask your financial institution, intermediary or selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

Please contact your investment professional at 1.800.303.7371 if you have any questions, or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(PLUS DOLLAR       BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

           - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

              - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                Eastern time on the last business day of the calendar year

              - Payment must be received for Nations Money Market Reserves by
                4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

              - Payment must be received for Nations Treasury Reserves by 4:00
                p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

           - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves



           If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions, intermediaries and selling agents are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

(MINUS DOLLAR      SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(ARROWS GRAPHIC)   EXCHANGING SHARES

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Investor Class Shares of a Fund for Investor Class Shares of any other Nations Money Market Fund.

        - You must exchange at least $25,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

                              NATIONS FUNDS TRUST
                             NATIONS CASH RESERVES
                         NATIONS MONEY MARKET RESERVES
                           NATIONS TREASURY RESERVES
                          NATIONS GOVERNMENT RESERVES
                           NATIONS MUNICIPAL RESERVES
                          NATIONS TAX-EXEMPT RESERVES
                     NATIONS CALIFORNIA TAX-EXEMPT RESERVES
                      NATIONS NEW YORK TAX-EXEMPT RESERVES
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. Class B and C shares to Investor B and C Shares.

     2. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     4. The contact telephone number should be read as 1.800.321.7854.

     5. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - CHOOSING A SHARE CLASS" and "ABOUT YOUR INVESTMENT - BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

MMPROIX-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Choosing a share class

(ABC GRAPHIC)

--------------------------------------------------------------------------------

WE'VE USED THE TERM, INVESTMENT PROFESSIONAL, TO REFER TO THE PERSON WHO HAS ASSISTED YOU WITH BUYING NATIONS FUNDS. SELLING AGENT OR SERVICING AGENT (SOMETIMES REFERRED TO AS A SELLING AGENT) MEANS THE COMPANY THAT EMPLOYS YOUR INVESTMENT PROFESSIONAL. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.




 FOR MORE INFORMATION ABOUT HOW TO CHOOSE A SHARE CLASS, CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL US AT 1.800.321.7854.

FOR MORE INFORMATION ABOUT DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICING FEES, SEE HOW SELLING AND SERVICING AGENTS ARE PAID.

--------------------------------------------------------------------------------


Before you can invest in the Funds, you'll need to choose a share class. There are two classes of shares for each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.

                                                  INVESTOR B           INVESTOR C
                                                    SHARES               SHARES
  MAXIMUM AMOUNT YOU CAN BUY                       $100,000             NO LIMIT



  MAXIMUM FRONT-END SALES CHARGE                     NONE                 NONE



  MAXIMUM DEFERRED SALES CHARGE                    5.00%(1)             1.00%(2)



  REDEMPTION FEE                                     NONE                 NONE



  MAXIMUM ANNUAL DISTRIBUTION                       0.75%                0.75%
    (12b-1) AND SHAREHOLDER                      DISTRIBUTION         DISTRIBUTION
    SERVICING AND ADMINISTRATION                 (12b-1) FEE,         (12b-1) FEE,
    FEES                                      0.25% SERVICE FEE    0.25% SERVICE FEE
                                                  AND 0.10%            AND 0.10%
                                              ADMINISTRATION FEE   ADMINISTRATION FEE



  CONVERSION FEATURE                                 YES                  NONE

(1)This charge decreases over time. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR B SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

(2)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see CHOOSING A SHARE CLASS -- ABOUT INVESTOR C SHARES -- CONTINGENT DEFERRED SALES CHARGE for details.

The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge. Because these classes of shares are primarily designed as exchange classes, you should also consider which classes of shares of the Nations Funds non-money market funds you may presently hold or wish to buy.

The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing and administration fees, as well as by the amount of any contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge.

--------------------------------------------------------------------------------

INVESTOR B SHARES ARE NOT INTENDED FOR PURCHASE IN EXCESS OF $100,000. YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR ENSURING THAT YOUR INVESTMENT IN INVESTOR B SHARES DOES NOT EXCEED THE $100,000 MAXIMUM, AND NATIONS FUNDS CANNOT ENSURE THAT IT WILL IDENTIFY PURCHASE ORDERS THAT WOULD CAUSE YOUR INVESTMENT IN INVESTOR B SHARES TO EXCEED THE MAXIMUM ALLOWED AMOUNT.

--------------------------------------------------------------------------------



(B GRAPHIC)        ABOUT INVESTOR B SHARES

      You can buy up to $100,000 in aggregate of Investor B Shares. Investor B Shares are not intended for purchase in excess of $100,000. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE

      You'll pay a CDSC when you sell your Investor B Shares, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A CDSC

        - you hold them for a specified time

      The CDSC you pay depends on when you bought your shares, how much you bought, and how long you held them. If you originally bought shares of a Nations Fund not offered by this prospectus and exchanged those shares for Investor B shares of the Funds, please refer to the CDSC schedule applicable to the original shares purchased. If you buy Investor B shares of the Funds, the CDSC that you may pay is shown below.

         IF YOU SELL YOUR SHARES DURING THE FOLLOWING YEAR:   YOU'LL PAY A CDSC OF:
         THE FIRST YEAR YOU OWN THEM                              5.0%



         THE SECOND YEAR YOU OWN THEM                             4.0%



         THE THIRD YEAR YOU OWN THEM                              3.0%



         THE FOURTH YEAR YOU OWN THEM                             3.0%



         THE FIFTH YEAR YOU OWN THEM                              2.0%



         THE SIXTH YEAR YOU OWN THEM                              1.0%



         AFTER SIX YEARS OF OWNING THEM                           ZERO

      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor B Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

      ABOUT THE CONVERSION FEATURE

      Investor B Shares generally convert automatically to Market Class Shares. If you originally bought Investor B Shares of a Nations Fund not offered by this prospectus and exchanged those shares for Investor B Shares of the Funds, please refer to the conversion schedule applicable to the original shares purchased. If you buy Investor B Shares of the Funds, your Investor B Shares will convert to Market Class Shares after eight years.

      The conversion feature allows you to benefit from the lower operating costs of Market Class Shares, which can help increase total returns.

      Here's how the conversion works:

        - We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Market Class Shares have lower expenses.

        - Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares generally will convert to Market Class Shares at the same time.

        - You'll receive the same dollar value of Market Class Shares as the Investor B Shares that were converted. No sales charge or other charges will apply.

        - Conversions are free from federal income tax.


(C GRAPHIC)        ABOUT INVESTOR C SHARES

      There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

      CONTINGENT DEFERRED SALES CHARGE

      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        - you received the shares from reinvested distributions

        - you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section WHEN YOU MIGHT NOT HAVE TO PAY A CDSC

      The CDSC is calculated from the trade date of your purchase. If you originally bought shares of a Nations Fund not offered by this prospectus, and exchanged those shares for Investor C shares of the funds, the CDSC is calculated from the date of your original purchase. We deduct the CDSC from the net asset value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

      Your selling agent receives compensation when you buy Investor C Shares. Please see HOW SELLING AND SERVICING AGENTS ARE PAID for more information.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT WAIVERS OF THE CDSC.

YOU AND/OR YOUR INVESTMENT PROFESSIONAL ARE RESPONSIBLE FOR NOTIFYING NATIONS FUNDS THAT YOU MAY QUALIFY FOR A WAIVER BEFORE SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


      WHEN YOU MIGHT NOT HAVE TO PAY A CDSC

      You won't pay a CDSC on the following transactions:

        - shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an up-front commission

        - shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the tax code)) of a shareholder, including a registered joint owner

        - shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

        - shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the tax code

        - shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

            - have at least $500,000 invested in Investor A, Investor B or
              Investor C Shares of Nations Funds, or

            - sign a letter of intent to buy at least $500,000 of Investor A,
              Investor B or Investor C Shares of Nations Funds, or

            - be an employer-sponsored plan with at least 100 eligible participants, or

            - be a participant in an alliance program that has signed an agreement with Nations Funds or its principal underwriter.

        - the following retirement plan distributions:

            - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

            - distributions from an Individual Retirement Account (IRA) or
              Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

            - a tax-free return of an excess contribution to an IRA

            - distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

        - payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        - shares sold under our right to liquidate a shareholder's account, including, but not limited to, instances where the aggregate net asset value of Investor B or Investor C Shares held in the account is less than the minimum account size

        - withdrawals made under the Automatic Withdrawal Plan or exchanges made under the Automatic Exchange Feature or Automated Dollar Cost Averaging Feature described in BUYING, SELLING AND EXCHANGING SHARES, if the total withdrawals of Investor B or Investor C Shares made under the Automatic Withdrawal Plan in a year are less than 12% of the total value of those shares in your account at the time the plan is established.

      You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares in proportion to the amount reinvested. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, BACAP Distributors or their agents must receive your written request within 120 days after you sell your shares.

      You won't pay a CDSC on the sale of Investor C Shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


You can invest in the Funds through your selling agent as an exchange vehicle for clients invested in Nations Funds non-money market funds.

We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in CHOOSING A SHARE CLASS.

Please contact your investment professional, or call us at 1.800.321.7854 if you have questions about buying, selling or exchanging, or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

                      Ways to buy, sell
                         or exchange       How much you can buy, sell or exchange              Other things to know
                      -----------------    --------------------------------------    ----------------------------------------
Buying shares         In a lump sum        minimum initial investment:               You can invest up to $100,000 in
                                           - $1,000 for regular accounts             Investor B Shares at a time. There is no
                                           - $500 for traditional and Roth IRAs,     limit to the amount you can invest in
                                             and Coverdell Education Savings         Investor C Shares.
                                             Accounts
                                           - $250 for certain fee-based accounts
                                           - no minimum for certain retirement
                                             plan accounts like 401(k) plans and
                                             SEP accounts, but other restrictions
                                             apply
                                           minimum additional investment:
                                           - $100 for all accounts

                      Using our            minimum initial investment:               You can buy shares twice a month,
                      Systematic           - $100                                    monthly or quarterly, using automatic
                      Investment Plan      minimum additional investment:            transfers from your bank account.
                                           - $50

Selling shares        In a lump sum        - there are no limits to the amount       We'll deduct any CDSC from the amount
                                             you can sell                            you're selling and send you or your
                                           - restrictions may apply to               selling agent the balance, usually
                                             withdrawals from retirement plan        within three business days of receiving
                                             accounts                                your order.

                                                                                     If you paid for your shares with a check
                                                                                     that wasn't certified, we'll hold the
                                                                                     sale proceeds when you sell those shares
                                                                                     for at least 15 days after the trade
                                                                                     date of the purchase, or until the check
                                                                                     has cleared, whichever is later.

                      Using our free       - minimum $250 per check                  You can write checks for free. You can
                      checkwriting                                                   only use checks to make partial
                      service                                                        withdrawals from a Fund. You can't use a
                                                                                     check to make a full withdrawal from a
                                                                                     Fund.

                      Using our            - minimum $25 per withdrawal              Your account balance must be at least
                      Automatic                                                      $10,000 to set up the plan. You can make
                      Withdrawal Plan                                                withdrawals twice a month, monthly,
                                                                                     quarterly, bi-annually or annually.
                                                                                     We'll send your money by check or
                                                                                     deposit it directly to your bank
                                                                                     account. No CDSC is deducted if you
                                                                                     withdraw 12% or less of the value of
                                                                                     your shares in a class.

Exchanging shares     In a lump sum        - minimum $1,000 per exchange             You can exchange your Investor B Shares
                                                                                     for Investor B Shares of any other
                                                                                     Nations Fund. You won't pay a CDSC on
                                                                                     the shares you're exchanging.

                                                                                     You can exchange your Investor C Shares
                                                                                     for Investor C Shares of any other
                                                                                     Nations Fund. You won't pay a CDSC on
                                                                                     the shares you're exchanging.

                      Using our            - minimum $25 per exchange                You must already have an investment in
                      Automatic                                                      the Funds you want to exchange into. You
                      Exchange Feature                                               can make exchanges monthly or quarterly.

                      Using our            - minimum $25 per exchange                You can exchange your Investor B Shares
                      Automated Dollar                                               for:
                      Cost Averaging                                                 - Investor B Shares of up to ten other
                      Feature                                                          Nations Funds except Nations Reserves
                                                                                       Money Market Funds every month or
                                                                                       quarter.

                                                                                     You won't pay a CDSC on the shares
                                                                                     you're exchanging.

                                                                                     You can exchange your Investor C Shares
                                                                                     for:
                                                                                     - Investor C Shares of up to ten other
                                                                                       Nations Funds except Nations Reserves
                                                                                       Money Market Funds every month or
                                                                                       quarter.
                                                                                     You won't pay a CDSC on the shares
                                                                                     you're exchanging.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 3:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(PLUS SIGN DOLLAR  BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Investor B and Investor C Shares at net asset value per share.

        - If we don't receive payment by 4:00 p.m. Eastern time on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early), we'll refuse the order. We'll return any payment received for orders that we refuse. We can change this time under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

      MINIMUM INITIAL INVESTMENT

      The minimum initial amount you can buy is usually $1,000.

      If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

        - $500 for traditional and Roth IRAs, and Coverdell Education Savings Accounts

        - $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

        - $100 using our Systematic Investment Plan

        - There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
          IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

      MINIMUM ADDITIONAL INVESTMENT

      You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates. For details, please contact your investment professional.


(MINUS SIGN DOLLAR SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We'll deduct any CDSC from the amount you're selling and send you the balance.

        - We normally send the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order.

        - If you're selling your shares of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after BACAP Distributors, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

--------------------------------------------------------------------------------






 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS,
 SEE HOW ORDERS ARE
 PROCESSED.

--------------------------------------------------------------------------------


        - If you're selling your shares of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

        - You can sell shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or the Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when:
          (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement accounts. For more information about these restrictions please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

        - if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

        - under certain other circumstances allowed under the 1940 Act

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your investment professional or us to set up the service.

Here's how the service works:

  - Each check you write must be for $250 or more.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - You won't pay a CDSC if you withdraw 12% or less of the value of your shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(ARROWS GRAPHIC)   EXCHANGING SHARES

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can exchange Investor B Shares of a Fund for Investor B Shares of any other Nations Fund.

        - You can exchange Investor C Shares of a Fund for Investor C Shares of any other Nations Fund.

        - You must exchange at least $1,000, $25 if you use our Automatic Exchange Feature or our Automated Dollar Cost Averaging Feature.

        - You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

AUTOMATIC EXCHANGE FEATURE
The Automatic Exchange Feature lets you exchange $25 or more of Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You must already have an investment in the Funds you want to exchange into.

  - You can choose to have us transfer your money on or about the 1st or the 15th of the month.

  - The rules for making exchanges apply to automatic exchanges.

AUTOMATED DOLLAR COST AVERAGING FEATURE
The Automated Dollar Cost Averaging Feature lets you systematically exchange $25 or more of Investor B or Investor C Shares for shares of the same class of up to ten other Nations Funds non-money market funds, every month or quarter. You can contact your investment professional or us to set up the plan.

Here's how automated dollar cost averaging works:

  - Send your request to PFPC in writing or call 1.800.321.7854.

  - You need not have an investment in the Funds you want to exchange into.

  - If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

  - You can choose to have us transfer your money on or about the 1st or the 15th of the month.

  - The exchanges must be made over a minimum period of six months.

  - The rules for making exchanges apply to dollar cost averaging exchanges, except that the minimum investment requirements of the Nations Funds non-money market funds do not apply to these exchanges.

                              NATIONS FUNDS TRUST
                             NATIONS CASH RESERVES
                         NATIONS MONEY MARKET RESERVES
                           NATIONS TREASURY RESERVES
                          NATIONS GOVERNMENT RESERVES
                           NATIONS MUNICIPAL RESERVES
                          NATIONS TAX-EXEMPT RESERVES
                     NATIONS CALIFORNIA TAX-EXEMPT RESERVES
                      NATIONS NEW YORK TAX-EXEMPT RESERVES
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED -- OTHER SERVICE PROVIDERS.

     2. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED -- OTHER SERVICE PROVIDERS.

     3. The contact telephone number should be read as 1.800.321.7854 (Individual Investors) and 1.800.626.2275 (Institutional Investors).

     4. Replacing the discussion under the heading "ABOUT YOUR
        INVESTMENT -- BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

TRUST-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(BUYING, SELLING, AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Trust Class Shares of the Funds. Here are some general rules about this class of shares:

  - Trust Class Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

     - Bank of America and certain of its affiliates

     - certain other financial institutions and intermediaries, including financial planners and investment advisers

     - institutional investors

     - charitable foundations

     - endowments

     - other funds in the Nations Funds Family.

  - The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Trust Class Shares.

  - There is no minimum amount for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

   You'll find more information about buying, selling and exchanging Trust Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

   The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

   Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Trust Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

           - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

              - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                Eastern time on the last business day of the calendar year

              - Payment must be received for Nations Money Market Reserves by
                4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

              - Payment must be received for Nations Treasury Reserves by 4:00
                p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

           - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

             If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you



        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


(EXCHANGING SHARES     EXCHANGING SHARES
  GRAPHIC)

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Trust Class Shares of a Fund for:

              - Primary A shares of all other Nations Funds, except Nations
                Money Market Funds

              - Trust Class Shares of Nations Money Market Funds.

        - You must exchange at least $250,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

                              NATIONS FUNDS TRUST
                             NATIONS CASH RESERVES
                         NATIONS MONEY MARKET RESERVES
                           NATIONS TREASURY RESERVES
                          NATIONS GOVERNMENT RESERVES
                           NATIONS MUNICIPAL RESERVES
                          NATIONS TAX-EXEMPT RESERVES
                     NATIONS CALIFORNIA TAX-EXEMPT RESERVES
                      NATIONS NEW YORK TAX-EXEMPT RESERVES
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     2. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. The contact telephone number should be read as (Individual Investors) and 1.800.626.2275 (Institutional Investors).

     4. Replacing the discussion under the heading "ABOUT YOUR INVESTMENT - BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

SERVICE-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING, TRANSFERRING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Service Class Shares of the Funds. Here are some general rules about this class of shares:

  - Service Class Shares are available through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). This share class is primarily intended for use in connection with specific Cash Management Services programs. This class of shares may be offered by:

    - Bank of America and certain of its affiliates

    - certain other financial intermediaries.

  - The minimum initial investment is $1,000. There is no minimum for additional investments.

  - The minimum initial investment is $100 using the Systematic Investment Plan. The minimum for additional investments under this plan is $100.

  - There are no sales charges for buying, selling or exchanging these shares.

  - Please contact your investment professional for more information about the availability of this share class.

You'll find more information about buying, selling and exchanging Service Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

                   Ways to buy, sell
                      or exchange        How much you can buy, sell or exchange              Other things to know
                  -------------------    ---------------------------------------    ---------------------------------------
Buying shares     In a lump sum          minimum initial investment:                There is no limit to the amount you can
                                         - $1,000                                   invest in Service Class Shares.
                                         minimum additional investment:
                                         - none

                  Using our              minimum initial investment:                You can buy shares twice a month,
                  Systematic             - $100                                     monthly or quarterly, using automatic
                  Investment Plan        minimum additional investment:             transfers from your bank account.
                                         - $100

Selling shares    In a lump sum          - there are no limits to the amount you    We usually send you the sale proceeds
                                         can sell                                   on the same day that we receive your
                                         - restrictions may apply to withdrawals    order.
                                         from retirement plan accounts
                                                                                    If you paid for your shares with a
                                                                                    check that wasn't certified, we'll hold
                                                                                    the sale proceeds when you sell those
                                                                                    shares for at least 15 days after the
                                                                                    trade date of the purchase, or until
                                                                                    the check has cleared, whichever is
                                                                                    later.

                  Using our free         - minimum $250 per check                   You can write checks for free. You can
                  checkwriting                                                      only use checks to make partial
                  service                                                           withdrawals from a Fund. You can't use
                                                                                    a check to make a full withdrawal from
                                                                                    a Fund.
                  Using our Automatic    - minimum $25 per withdrawal               Your account balance must be at least
                  Withdrawal Plan                                                   $10,000 to set up the plan. You can
                                                                                    make withdrawals twice a month,
                                                                                    monthly, quarterly, bi-annually or
                                                                                    annually. We'll send your money by
                                                                                    check or deposit it directly to your
                                                                                    bank account.

Exchanging        In a lump sum          - minimum $1,000 per exchange              You can exchange Service Class shares
  shares                                                                            of a Fund for Service Class Shares of
                                                                                    any other Nations Money Market Fund.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and class of Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

     - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

     - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

     - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------

[BUYING SHARES GRAPHIC]   BUYING SHARES

      Here are some general rules for buying shares:

        - You buy Service Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

           - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

             - Payment must be received for Nations Cash Reserves by 4:00 p.m.
               Eastern time on the last business day of the calendar year

             - Payment must be received for Nations Money Market Reserves by
               4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

             - Payment must be received for Nations Treasury Reserves by 4:00
               p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

           - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves.

             If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

SYSTEMATIC INVESTMENT PLAN
You can make regular purchases of $100 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - You can buy shares twice a month, monthly or quarterly.

  - You can choose to have us transfer your money on or about the 15th or the last day of the month.

  - Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your financial adviser.

--------------------------------------------------------------------------------

 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------


[SELLING SHARES GRAPHIC]   SELLING SHARES

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order.

        - You can sell shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

CHECKWRITING SERVICE
You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

Here's how the service works:

  - Each check you write must be for $250 or more.

  - You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

  - Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

  - We can change or cancel the service by giving you 30 days notice in writing.

AUTOMATIC WITHDRAWAL PLAN
The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your financial adviser or us to set up the plan.

Here's how the plan works:

  - Your account balance must be at least $10,000 to set up the plan.

  - If you set up the plan after you've opened your account, your signature must be guaranteed.

  - You can choose to have us transfer your money on or about the 10th or the 25th of the month.

  - We'll send you a check or deposit the money directly to your bank account.

  - You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------


[EXCHANGING SHARES GRAPHIC]  EXCHANGING SHARES

      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Service Class Shares of a Fund for Service Class Shares of any other Nations Money Market Fund.

        - You must exchange at least $1,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

                              NATIONS FUNDS TRUST
                             NATIONS CASH RESERVES
                         NATIONS MONEY MARKET RESERVES
                           NATIONS TREASURY RESERVES
                          NATIONS GOVERNMENT RESERVES
                           NATIONS MUNICIPAL RESERVES
                          NATIONS TAX-EXEMPT RESERVES
                     NATIONS CALIFORNIA TAX-EXEMPT RESERVES
                      NATIONS NEW YORK TAX-EXEMPT RESERVES
                                 (THE "FUNDS")

       SUPPLEMENT DATED AUGUST 1, 2005 TO PROSPECTUS DATED AUGUST 1, 2005

     The Board of Trustees of Nations Funds Trust has previously approved the transition of certain service providers to the series of Nations Funds Trust as well as certain changes to share class names and features. The changes are expected to occur on or about August 22, 2005 (the "Transition Date"). The attached prospectus for the Funds is modified as follows, until the Transition Date, when this supplement automatically expires:

     All references throughout the prospectuses should be read as follows:

     1. BACAP Distributors, LLC at One Bank of America Plaza, Charlotte, NC 28255, should be identified as the distributor and administrator of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     2. PFPC Inc. at 400 Bellevue Parkway, Wilmington, DE 19809 should be identified as the transfer agent of the Funds under HOW THE FUNDS ARE MANAGED - OTHER SERVICE PROVIDERS.

     3. The contact telephone number should be read as 1.800.321.7854 (Individual Investors) and 1.800.626.2275 (Institutional Investors).

     4. Replacing the discussion under the heading "ABOUT YOUR
        INVESTMENT - BUYING, SELLING AND EXCHANGING" with the discussion attached at the end of this document.

     CAPITAL-SUPP

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares

(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

A BUSINESS DAY IS ANY DAY THAT THE FEDERAL RESERVE BANK OF NEW YORK AND THE NEW YORK STOCK EXCHANGE (NYSE) ARE OPEN. THE MONEY MARKET FUNDS RESERVE THE RIGHT TO CLOSE EARLY ON BUSINESS DAYS PRECEDING OR FOLLOWING NATIONAL HOLIDAYS, IF THE PRIMARY GOVERNMENT SECURITIES DEALERS HAVE CLOSED EARLY AND/OR IF THE BOND MARKET ASSOCIATION RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY.

IN ADDITION TO WEEKENDS, EITHER THE FEDERAL RESERVE BANK OF NEW YORK OR THE NYSE IS CLOSED ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, COLUMBUS DAY, VETERANS DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


This prospectus offers Capital Class Shares of the Funds. Here are some general rules about this class of shares:

  - Capital Class Shares are available to eligible institutions and individuals on a direct basis or through certain financial institutions or intermediaries.

  - The minimum initial investment is $1,000,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary agent or custodian may no longer be eligible to purchase or hold Capital Class Shares.

  - There is no minimum for additional investments.

  - There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Capital Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

HOW SHARES ARE PRICED

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  - 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves

  - 2:30 p.m. Eastern time each business day for each share class of Nations Government Reserves

  - 12:00 noon Eastern time each business day for each share class of Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

VALUING SECURITIES IN A FUND

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received by BACAP Distributors, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  - 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

    - Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

    - Orders must be received for Nations Money Market Reserves by 3:00 p.m. Eastern time on business days that precede the national holidays observed by the Fund

    - Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by the Fund

  - 2:30 p.m. Eastern time for Nations Government Reserves

  - 12:00 noon Eastern time for Nations Municipal Reserves and Nations Tax-Exempt Reserves

  - 11:30 a.m. Eastern time for Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------


(PLUS SIGN DOLLAR         BUYING SHARES
  GRAPHIC)

      Here are some general rules for buying shares:

        - You buy Capital Class Shares at net asset value per share.

        - We must receive payment by the following times on the business day BACAP Distributors, PFPC or their agents receive the order (unless the Fund closes early):

           - 5:30 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

              - Payment must be received for Nations Cash Reserves by 4:00 p.m.
                Eastern time on the last business day of the calendar year

              - Payment must be received for Nations Money Market Reserves by
                4:00 p.m. Eastern time on business days that precede the national holidays observed by this Fund

              - Payment must be received for Nations Treasury Reserves by 4:00
                p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by this Fund

           - 4:00 p.m. Eastern time for Nations Government Reserves, Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves and Nations New York Tax-Exempt Reserves

            If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

--------------------------------------------------------------------------------






 FOR MORE INFORMATION ABOUT TELEPHONE ORDERS, SEE HOW ORDERS ARE PROCESSED.

--------------------------------------------------------------------------------



(MINUS SIGN DOLLAR        SELLING SHARES
  GRAPHIC)

      Here are some general rules for selling shares:

        - We normally send the sale proceeds by Fedwire on the same business day that BACAP Distributors, PFPC or their agents receive your order.

        - You can sell shares by telephone if you qualify for telephone orders.

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

        - Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares (except shares of Nations Treasury Reserves).

        - We can delay payment of the sale proceeds of Nations Cash Reserves, Nations Money Market Reserves, Nations Treasury Reserves or Nations Government Reserves for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

        - We can delay payment of the sale proceeds of Nations Municipal Reserves, Nations Tax-Exempt Reserves, Nations California Tax-Exempt Reserves or Nations New York Tax-Exempt Reserves for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $500. We'll give you 30 days notice in writing if we're going to do this

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------


       EXCHANGING SHARES

(ARROWS GRAPHIC)
      You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Capital Class Shares of a Fund for Capital Class Shares of any other Nations Money Market Fund.

        - You must exchange at least $1,000,000 at a time.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - We may limit the number of exchanges you can make within a specified period of time.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

        - You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

                       STATEMENT OF ADDITIONAL INFORMATION
                               NATIONS FUNDS TRUST

              INTERNATIONAL/GLOBAL STOCK FUNDS                              GOVERNMENT & CORPORATE BOND FUNDS
                  Nations Global Value Fund                                         Nations Bond Fund
              Nations International Equity Fund                             Nations Government Securities Fund
              Nations International Value Fund                                 Nations High Yield Bond Fund
      Nations Marsico International Opportunities Fund                        Nations Intermediate Bond Fund
                                                                        Nations Short-Intermediate Government Fund

                         STOCK FUNDS                                          Nations Short-Term Income Fund
                Nations Asset Allocation Fund                                 Nations Strategic Income Fund
             Nations Convertible Securities Fund
              Nations Marsico 21st Century Fund                                    MUNICIPAL BOND FUNDS
            Nations Marsico Focused Equities Fund                        Nations Intermediate Municipal Bond Fund
                 Nations Marsico Growth Fund                                  Nations Municipal Income Fund
             Nations Marsico MidCap Growth Fund                          Nations Short-Term Municipal Income Fund
                  Nations MidCap Value Fund
                 Nations SmallCap Value Fund                                    STATE MUNICIPAL BOND FUNDS
                 Nations Small Company Fund                        Nations California Intermediate Municipal Bond Fund
                Nations Strategic Growth Fund                             Nations California Municipal Bond Fund
                     Nations Value Fund                              Nations Florida Intermediate Municipal Bond Fund
                                                                           Nations Florida Municipal Bond Fund

                         INDEX FUNDS                                 Nations Georgia Intermediate Municipal Bond Fund
                 Nations LargeCap Index Fund                               Nations Kansas Municipal Income Fund
             Nations LargeCap Enhanced Core Fund                    Nations Maryland Intermediate Municipal Bond Fund
                  Nations MidCap Index Fund                      Nations North Carolina Intermediate Municipal Bond Fund
                 Nations SmallCap Index Fund                     Nations South Carolina Intermediate Municipal Bond Fund
                                                                    Nations Tennessee Intermediate Municipal Bond Fund

                     LIFEGOAL PORTFOLIOS                              Nations Texas Intermediate Municipal Bond Fund
         Nations LifeGoal Balanced Growth Portfolio                 Nations Virginia Intermediate Municipal Bond Fund
              Nations LifeGoal Growth Portfolio
        Nations LifeGoal Income and Growth Portfolio                                MONEY MARKET FUNDS
              Nations LifeGoal Income Portfolio                           Nations California Tax-Exempt Reserves
                                                                                  Nations Cash Reserves

               FIXED INCOME SECTOR PORTFOLIOS                                  Nations Government Reserves
                  Corporate Bond Portfolio                                    Nations Money Market Reserves
            Mortgage- and Asset-Backed Portfolio                                Nations Municipal Reserves
                   High Income Portfolio                                   Nations New York Tax-Exempt Reserves
                                                                               Nations Tax-Exempt Reserves
                                                                                Nations Treasury Reserves


 Adviser Class Shares, Capital Class Shares, Daily Class Shares, Institutional
   Class Shares, Investor Class Shares, Liquidity Class Shares, Market Class Shares, Marsico Shares, Service Class Shares, Trust Class Shares, Class Z
           Shares, Class A Shares, Class B Shares and Class C Shares

                                 August 1, 2005

         This SAI provides information relating to the classes of shares representing interests in the Funds listed above. This information supplements the information contained in the prospectuses for the Funds and is intended to be read in conjunction with the prospectuses. THE SAI IS NOT A PROSPECTUS FOR THE FUNDS. See "About the SAI" for information on what the SAI is and how it should be used.

         Copies of any of the prospectuses may be obtained without charge by writing Nations Funds, One Bank of America Plaza, 33rd Floor, Charlotte, NC 28255, or by calling Nations Funds at 800-321-7854 or 800-626-2275 (for institutional money market investors). The Funds' annual reports to shareholders, including the audited financial statements for the Funds, dated March 31, 2005, are hereby incorporated into this SAI by reference.

         FOR EASE OF USE, CERTAIN TERMS OR NAMES THAT ARE USED IN THIS SAI HAVE BEEN SHORTENED OR ABBREVIATED. A LIST OF THESE TERMS AND THEIR CORRESPONDING FULL NAMES OR DEFINITIONS CAN BE FOUND AT THE END OF THIS SAI IN APPENDIX B. An investor may find it helpful to review the terms and names in Appendix B before reading the SAI.

                                TABLE OF CONTENTS

ABOUT THIS SAI....................................................................................................1
HISTORY OF the TRUST..............................................................................................2
DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS...................................................................2
     General......................................................................................................2
     Investment Policies..........................................................................................2
         Fundamental Policies.....................................................................................2
         Non-Fundamental Policies.................................................................................4
         Exemptive Orders.........................................................................................5
     Permissible Fund Investments and Investment Techniques.......................................................5
         The International/Global Stock Funds.....................................................................5
         The Stock Funds..........................................................................................6
         The Index Funds..........................................................................................7
         LifeGoal Portfolios......................................................................................7
         Government & Corporate Bond Funds and Fixed Income Sector Portfolios.....................................8
         Municipal Bond Funds.....................................................................................8
         State Municipal Bond Funds...............................................................................8
         Money Market Funds.......................................................................................8
     Descriptions of Permissible Investments......................................................................9
         Asset-Backed Securities..................................................................................9
         Bank Obligations (Domestic and Foreign)..................................................................9
         Borrowings..............................................................................................10
         Common Stock............................................................................................10
         Convertible Securities..................................................................................11
         Corporate Debt Securities...............................................................................12
         Derivatives.............................................................................................12
         Dollar Roll Transactions................................................................................13
         Foreign Securities......................................................................................13
         Futures and Options.....................................................................................15
         Guaranteed Investment Contracts and Funding Agreements..................................................17
         High Yield/Lower-Rated Debt Securities..................................................................18
         Linked Securities and Structured Products...............................................................19
         Money Market Instruments................................................................................20
         Mortgage-Backed Securities..............................................................................20
         Municipal Securities....................................................................................21
         Other Investment Companies..............................................................................23
         Pass-Through Securities (Participation Interests and Company Receipts)..................................25
         Preferred Stock.........................................................................................26
         Private Placement Securities and Other Restricted Securities............................................27
         REITs and Master Limited Partnerships...................................................................27
         Repurchase Agreements...................................................................................28
         Reverse Repurchase Agreements...........................................................................28
         Securities Lending......................................................................................29
         Short Sales.............................................................................................29
         Stripped Securities.....................................................................................29
         Swap Contracts..........................................................................................30
         U.S. Government Obligations.............................................................................30
         Variable- and Floating-Rate Instruments.................................................................31
         Warrants and Rights.....................................................................................31
         When-Issued Purchases, Delayed Delivery and Forward Commitments.........................................31
         Zero-Coupon, Pay-In-Kind and Step-Coupon Securities.....................................................32
     Other Considerations........................................................................................33
         Temporary Defensive Purposes............................................................................33

         Portfolio Turnover......................................................................................33
         Discloure of Portfolio Holdings Information.............................................................33
MANAGEMENT OF THE TRUST..........................................................................................35
     The Trustees and Principal Officers.........................................................................35
     Board Committees............................................................................................38
     Board Compensation..........................................................................................39
     Nations Funds Deferred Compensation Plan....................................................................40
     Beneficial Equity Ownership Information.....................................................................40
     Approval of Advisory and Sub-Advisory Agreements............................................................41
     Codes of Ethics.............................................................................................41
PROXY VOTING POLICIES AND PROCEDURES.............................................................................41
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................41
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................42
     Investment Adviser and Sub-Advisers.........................................................................42
         Portfolio Managers......................................................................................42
         Investment Advisory and Sub-Advisory Agreements.........................................................51
         Expense Limitations.....................................................................................52
         Advisory Fee Rates......................................................................................53
Nations California Intermediate Municipal Bond Fund..............................................................53
         Advisory Fees Paid......................................................................................57
         Sub-Advisory Fee Rates..................................................................................61
         Sub-Advisory Fees Paid..................................................................................62
     Administrator and Sub-Administrator.........................................................................63
         Administrator...........................................................................................63
         Sub-Administrator.......................................................................................65
         Administration and Sub-Administration Fees Paid.........................................................65
     12b-1 Plans.................................................................................................69
     Expenses....................................................................................................77
     Other Service Providers.....................................................................................77
         Transfer Agents and Custodian...........................................................................77
         Independent Registered Public Accounting Firm...........................................................78
         Counsel.................................................................................................78
BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................78
     General Brokerage Policy, Brokerage Transactions and Broker Selection.......................................78
     Aggregate Brokerage Commissions.............................................................................81
     Brokerage Commissions Paid to Affiliates....................................................................82
     Directed Brokerage..........................................................................................83
     Securities of Regular Broker/Dealers........................................................................84
     Monies Paid by the Funds to Intermediaries for Services that Typically Would be Provided by the Funds'
        Transfer Agent...........................................................................................85
     Monies Paid by the Adviser, the Distributor or Their Affiliates to Selling and Servicing Agents.............85
CAPITAL STOCK....................................................................................................86
     Description of the Trust's Shares...........................................................................86
     About the Trust's Capital Stock.............................................................................87
PURCHASE, REDEMPTION AND PRICING OF SHARES.......................................................................89
     Purchase, Redemption and Exchange...........................................................................89
     Offering Price..............................................................................................92
INFORMATION CONCERNING TAXES.....................................................................................94
     Qualification as a Regulated Investment Company.............................................................94
     Excise Tax..................................................................................................95
     Capital Loss Carry-Forwards.................................................................................95
     Equalization Accounting.....................................................................................95
     Investment through Master Portfolios........................................................................96
     Taxation of Fund Investments................................................................................96
     Taxation of Distributions...................................................................................98
     Sales and Exchanges of Fund Shares..........................................................................99

     Foreign Taxes...............................................................................................99
     Federal Income Tax Rates...................................................................................100
     Backup Withholding.........................................................................................100
     Tax-Deferred Plans.........................................................................................101
     Corporate Shareholders.....................................................................................101
     Foreign Shareholders.......................................................................................101
     Special Tax Considerations Pertaining to all the Tax-Exempt Funds..........................................102
     Special Tax Considerations Pertaining to the California Funds..............................................103
     Special Tax Considerations Pertaining to the Florida Funds.................................................103
     Special Tax Considerations Pertaining to the Georgia Intermediate Bond Fund................................104
     Special Tax Considerations Pertaining to the Kansas Income Fund............................................104
     Special Tax Considerations Pertaining to the Maryland Intermediate Bond Fund...............................104
     Special Tax Considerations Pertaining to New York Tax-Exempt Reserves......................................105
     Special Tax Considerations Pertaining to the North Carolina Intermediate Bond Fund.........................105
     Special Tax Considerations Pertaining to the South Carolina Intermediate Bond Fund.........................105
     Special Tax Considerations Pertaining to the Tennessee Intermediate Bond Fund..............................105
     Special Tax Considerations Pertaining to the Virginia Intermediate Bond Fund...............................105
UNDERWRITER COMPENSATION AND PAYMENTS...........................................................................106
     Advertising Fund Performance...............................................................................108
     Yield Calculations.........................................................................................109
         Money Market Funds.....................................................................................109
         Non-Money Market Funds.................................................................................110
     Total Return Calculations..................................................................................111
     Cumulative Return..........................................................................................112
     After-Tax Return Calculations..............................................................................112
APPENDIX A--DESCRIPTION OF SECURITY RATINGS.....................................................................A-1
APPENDIX B--GLOSSARY............................................................................................B-1
APPENDIX C--DESCRIPTION OF STATE CONDITIONS.....................................................................C-1
APPENDIX D -- CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS........................................................D-1
APPENDIX E -- PROXY VOTING POLICIES AND PROCEDURES..............................................................E-1

                                 ABOUT THIS SAI

         WHAT IS THE SAI?

         The SAI, or statement of additional information, is a section of the registration statement filed with the SEC relating to the Funds. It generally contains information about the Funds that the SEC has concluded is not required to be in the Funds' prospectuses, but that investors may nevertheless find useful. The information generally supplements the discussion of matters set forth in the prospectuses.

         Specifically, the SAI, among other things, provides information about:
Nations Funds Trust, which is the Delaware statutory trust that "houses" the Funds; the investment policies and permissible investments of the Funds; the management of the Funds, including the Board of Trustees; the Funds' investment adviser and sub-advisers; other service providers to the Funds; certain brokerage policies of the Funds; and performance information about the Funds.

         HOW SHOULD I USE THE SAI?

         The SAI is intended to be read in conjunction with the Funds' prospectuses. The SAI is not a prospectus and is not a substitute for reading any prospectus. A copy of any Fund prospectus may be obtained by calling Nations Funds at (800) 321-7854 or by visiting the Funds online at www.nationsfunds.com.

         WHAT GOVERNS THE TYPE OF INFORMATION THAT IS PUT IN THE SAI?

         The information required to be included in the SAI is governed by a form (called Form N-1A) that all mutual funds must use to register their shares with the SEC and disclose information to investors. Form N-1A generally requires that every mutual fund provide certain information in its SAI (in addition to the information required to be in its prospectus), such as the investment policies and limitations of a fund, the fees that an investment adviser or sub-adviser receives for providing services to the fund and the fees directors or trustees receive from a fund. The SEC generally believes that if all mutual funds are generally required to disclose the same type of information, investors can more easily compare funds and make informed decisions about their investments.

         IS THE SAI AVAILABLE ON THE INTERNET?

         Yes. The SAI is part of the registration statement for the Funds that is filed with the SEC electronically. The registration includes the prospectus, the SAI and other exhibits, such as various agreements and contracts. The SAI, and any supplements to it, can be found by searching the SEC's website at http://www.sec.gov/edgar/searchedgar/companysearch.htm. The "Company Name" that investors should search for is "Nations Funds Trust."

         WHO MAY I CONTACT FOR MORE INFORMATION?

         If you have any questions about the Funds, please call Nations Funds at
(800) 321-7854 or contact your investment professional. Institutional money market investors should call (800) 626-2275 with any questions about the Funds.

                              HISTORY OF THE TRUST

         The Trust is a registered investment company in the Nations Funds Family. The Nations Funds Family currently has more than 70 distinct investment portfolios and total assets in excess of $128 billion. The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. Each Fund has a fiscal year end of March 31st.

                 DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS

         GENERAL

         All of the Funds are open-end management investment companies and are diversified, with the exception of the State Municipal Bond Funds, California Tax-Exempt Reserves, New York Tax-Exempt Reserves and Marsico Focused Equities Fund, which are non-diversified.

         See "Capital Stock" for a listing and description of the classes of shares that each Fund offers, including shareholder rights.

         Certain Funds seek to achieve their respective investment objectives by investing substantially all of their assets in other mutual funds with the same investment objective, principal investment strategies and investment risks. These Funds are called "Feeder Funds" and the mutual funds in which the Feeder Funds invest are called "Master Portfolios." The Feeder Funds include: High Yield Bond Fund, Intermediate Bond Fund, International Equity Fund, International Value Fund, Marsico Focused Equities Fund, Marsico Growth Fund, Marsico 21st Century Fund, Marsico International Opportunities Fund, SmallCap Value Fund and Strategic Growth Fund. For more information about the Feeder Funds and the Master Portfolios see "Descriptions of Permissible Investments -- Other Investment Companies."

         Some of the Funds seek to achieve their respective investment objectives by investing substantially all of their assets in a mix of the International/Global Stock Funds, Stock Funds, Government & Corporate Bond Funds, Municipal Funds and Money Market Funds in the Nations Funds Family. These Funds are called "LifeGoal Portfolios." For more information about the LifeGoal Portfolios see "Permissible Fund Investments and Investment Techniques."

         Shares of Government Reserves and Treasury Reserves are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. Shares of Government Reserves and Treasury Reserves, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether investment in the Funds is permissible under the law applicable to it.

         INVESTMENT POLICIES

         The investment objectives and principal investment strategies, and the principal investment risks associated with these strategies for each Fund, are discussed in the Fund's prospectus.

         The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for the Funds supplements the discussion in the prospectuses for the Funds. A fundamental policy may only be changed with shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval.

         Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding a qualitative investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund's acquisition of such security or asset.

         FUNDAMENTAL POLICIES

1. Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies.

2. Each Fund may not purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3. Each Fund may not purchase or sell commodities, except that a Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

4. Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

5. Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6. Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

7. Each Fund may not, except for the State Municipal Bond Funds, California Tax-Exempt Reserves, New York Tax-Exempt Reserves, and Marsico Focused Equities Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.       Under normal circumstances,

- Florida Intermediate Municipal Bond Fund and Florida Municipal Bond Fund will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and Florida state intangibles tax.

- Municipal Reserves, Intermediate Municipal Bond Fund, Municipal Income Fund, Texas Intermediate Municipal Bond Fund and Short-Term Municipal Income Fund will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

- Tax-Exempt Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

- California Tax-Exempt Reserves will invest at least 80% of their assets in securities that pay interest exempt from federal income tax and state individual income tax.

- California Municipal Bond Fund and California Intermediate Municipal Bond Fund will invest at least 80% of their assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and California individual income tax.

- Kansas Municipal Income Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, New York Tax-Exempt Reserves, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund, will invest at least 80% of their assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and state individual income tax.

- Tennessee Intermediate Municipal Bond Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and the Tennessee Hall Income Tax on unearned income.

         NON-FUNDAMENTAL POLICIES

1. Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Any Fund that is purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from
         Section 12(d)(1)(G) will not purchase shares of a registered open-end investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

2. Each Fund may not invest or hold more than 15% (10% in the case of a Money Market Fund) of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others: (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale; (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (c) repurchase agreements not terminable within seven days.

3. Each Fund may invest in futures or options contracts regulated by the CFTC for: (i) bona fide hedging purposes within the meaning of the rules of the CFTC; and (ii) for other purposes if, as a result, no more than 5% of a Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

4. Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

5. Each Fund may not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

6. Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or the Fund segregates assets in the amount at least equal to the underlying security or asset.

7. The State Municipal Bond Funds, California Tax-Exempt Reserves, New York Tax-Exempt Reserves, and Marsico Focused Equities Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

8. To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the "Names Rule"), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days' notice of any change to a Fund's investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

         EXEMPTIVE ORDERS

         In addition to the policies outlined above, the Nations Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1. Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by BACAP may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2. Pursuant to an exemptive order dated July 23, 1997, the Funds may, subject to certain conditions, use cash reserves that have not been invested in portfolio securities to purchase shares of Money Market Funds in the Nations Funds Family in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act.

3. Pursuant to an exemptive order dated December 27, 2000, the Funds may, subject to certain conditions, invest in shares of other affiliated Funds in the Nations Funds Family, in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act, in addition to investing directly in portfolio securities.

4. Pursuant to an exemptive order dated September 5, 2003, a Fund may, subject to certain conditions, borrow money from other Funds in the Nations Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

         PERMISSIBLE FUND INVESTMENTS AND INVESTMENT TECHNIQUES

         A Fund's prospectus identifies and summarizes (1) the types of securities in which a Fund invests as part of its principal investment strategies and (2) the risks associated with such investments. The following provides further information and greater detail about these investments and their key associated risks.

         Subject to its fundamental and non-fundamental investment policies:

0 Each Fund may borrow money, lend its securities (except for the Money Market Funds, which do not lend their securities) and invest in securities issued by other registered management investment companies. See "Descriptions of Permissible Investments -- Borrowings," "Descriptions of Permissible Investments -- Securities Lending" and "Descriptions of Permissible Investments -- Other Investment Companies."

0 Each Fund permitted to use derivatives may do so for hedging purposes or for non-hedging purposes, such as to enhance return. Each Government & Corporate Bond Fund (except the High Yield Bond Fund and the fixed-income portion of the Asset Allocation Fund) may utilize derivatives without limit (subject to certain limits imposed by the 1940 Act and the CFTC), provided that the use of derivatives will not alter the fundamental characteristics of the
              Fund). See "Descriptions of Permissible Investments --
              Derivatives."

0 Each Fund may hold cash or money market instruments, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. A Fund may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for more aggressive investing;
              (ii) is unable to locate favorable investment opportunities; or
              (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests or for other reasons. Accordingly, each Fund will not always stay fully invested in equity securities or longer-term debt securities. See "Descriptions of Permissible Investments -- Money Market Instruments."

0 Any Fund that invests in a security that could be deemed to create leverage and thus create a senior security under Section 18(f) of the 1940 Act will segregate assets as required by the 1940 Act (or as permitted by law or SEC staff positions) or enter into certain offsetting positions to cover its obligations.

         THE INTERNATIONAL/GLOBAL STOCK FUNDS

         Global Value Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; high yield/lower-rated debt securities; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         International Equity Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; foreign securities (other than the types described in the prospectus), including forward foreign currency exchange contracts; high yield/lower-rated debt securities; other investment companies; preferred stocks; private placement and other illiquid securities; when-issued purchases, delayed delivery and forward commitments; and REITs and master limited partnerships; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         International Value Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: corporate debt securities; derivatives, including futures and options; foreign securities (other than the types described in the prospectus); private placement and other illiquid securities; and REITs and master limited partnerships; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         Marsico International Opportunities Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities (other than the types described in the prospectus), including forward foreign currency exchange contracts; high yield/lower-rated debt securities; securities of other investment companies; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         THE STOCK FUNDS

         Asset Allocation Fund, Convertible Securities Fund, MidCap Value Fund, Small Company Fund, SmallCap Value Fund, Strategic Growth Fund and Value Fund:
In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Stock Fund (or the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities; common stock; convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities (other than the types described in the prospectus), including forward foreign currency exchange contracts; high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         Marsico Growth Fund, Marsico Focused Equities Fund, Marsico MidCap Growth Fund and Marsico 21st

Century Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each of these Funds (through the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; foreign securities (other than the types described in the prospectus), including forward foreign currency exchange contracts; high yield/lower-rated debt securities; private placements and other illiquid or restricted securities; preferred stock; zero-coupon, pay-in-kind and step-coupon securities; and REITs and master limited partnerships; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         THE INDEX FUNDS

         The LargeCap Index Fund, LargeCap Enhanced Core Fund, MidCap Index Fund and SmallCap Index Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities; common stock; convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities; high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         In addition, when consistent with the Index Funds' respective investment objectives, various techniques may be employed to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby each lot of shares of Fund securities that a Fund holds will be specifically identified, which will allow the sale first of those specific securities with the highest tax basis in order to reduce the amount of realized capital gains as compared with a sale of identical Fund securities, if any, with a lower tax basis. The Adviser will sell first those shares with the highest tax basis only when it believes that it is in the best interest of a Fund to do so, and reserves the right to sell other securities when appropriate. In addition, the Adviser may, at times, sell a Fund's securities in order to realize capital losses. Subject to limitations, such capital losses could be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser may, consistent with the Fund construction process discussed above, employ a low Fund turnover strategy designed to defer the realization of capital gains.

         The LargeCap Index Fund, MidCap Index Fund and SmallCap Index Fund generally will try to match the composition of the S&P 500, S&P MidCap 400 and S&P SmallCap 600, respectively, as closely as possible. However, a Fund may not always invest in stocks that comprise a relatively small part of an index because it may be correspondingly more difficult and costly to do so. These Funds also may elect not to invest in a stock, or remove a stock from its portfolio, if the stock is not liquid enough, or for other reasons. These Funds also may invest in stocks that are not included in an index, if such stocks have similar characteristics.

          LIFEGOAL PORTFOLIOS

         Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Growth Portfolio, Nations LifeGoal Income and Growth Portfolio, Nations LifeGoal Income
Portfolio:

         The LifeGoal Portfolios invest in a mix of the International/Global Stock Funds, Stock Funds, Government & Corporate Bond Funds and Money Market Funds in the Nations Funds Family.

         The 1940 Act normally prohibits mutual funds from investing in other mutual funds beyond certain limits. Because each LifeGoal Portfolio is a "fund-of-funds," each takes advantage of a rule under the 1940 Act that allows it to exceed those limits subject to certain conditions. Accordingly, each LifeGoal Portfolio may: (i) own more than 3% of the total outstanding stock of a Fund, other than another LifeGoal Portfolio; (ii) invest more than 5% of its assets in any one such Fund; and (iii) invest more than 10% of its assets, collectively, in Fund shares.

         Each LifeGoal Portfolio will concentrate more than 25% of its assets in the mutual fund industry. However, the underlying Funds in which the LifeGoal Portfolios invest will not concentrate 25% or more of their total assets in any one industry unless they are permitted or required to do so in accordance with their own investment objective and principal investment strategies.

         GOVERNMENT & CORPORATE BOND FUNDS AND FIXED INCOME SECTOR PORTFOLIOS

         Bond Fund, Government Securities Fund, Intermediate Bond Fund, Short-Intermediate Government Fund, Short-Term Income Fund, Strategic Income Fund, Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio and High Income Portfolio: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund (or Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities; common stock; convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities; high yield/lower-rated debt securities; mortgage-backed securities; municipal securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; short sales; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         High Yield Bond Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities, foreign securities and pass-through securities.

         MUNICIPAL BOND FUNDS

         Intermediate Municipal Bond Fund, Municipal Income Fund and Short-Term Municipal Income Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities; common stock; convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         STATE MUNICIPAL BOND FUNDS

         California Bond Fund, California Intermediate Bond Fund, Florida Bond Fund, Florida Intermediate Bond Fund, Georgia Intermediate Bond Fund, Kansas Income Fund, Maryland Intermediate Bond Fund, North Carolina Intermediate Bond Fund, South Carolina Intermediate Bond Fund, Tennessee Intermediate Bond Fund, Texas Intermediate Bond Fund and Virginia Intermediate Bond Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities; common stock; convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities; high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

          MONEY MARKET FUNDS

         California Tax-Exempt Reserves, Cash Reserves, Government Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves and Treasury Reserves: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets: linked securities; variable- and floating-rate notes; funding agreements; repurchase agreements and reverse repurchase agreements; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         DESCRIPTIONS OF PERMISSIBLE INVESTMENTS

Additional information about individual types of securities (including key considerations and risks) in which some or all of the Funds may invest is set forth below.

         ASSET-BACKED SECURITIES

         Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

         The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted. See also "Descriptions of Permissible Investments -- Mortgage-Backed Securities."

         Key Considerations and Risks: The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Descriptions of Permissible Investments -- Mortgage-Backed Securities" for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities.

         In addition, as purchasers of an asset-backed security, the Funds generally will have no recourse against the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

         BANK OBLIGATIONS (DOMESTIC AND FOREIGN)

         Bank obligations include, for example, certificates of deposit, bankers' acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

         A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of foreign banks. A Eurodollar certificate of deposit is a CD issued by a foreign (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have an interest rate which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

      A bank obligation may be issued by: (i) a domestic branch of a domestic bank; (ii) a foreign branch of a domestic bank; (iii) a U.S. branch of a foreign bank; or (iv) a foreign branch of a foreign bank.

         As a general matter, obligations of "domestic banks" are not subject to the Funds' fundamental investment policies regarding concentration limits. For this purpose, the SEC staff also takes the position that domestic branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." More specifically, "domestic banks" include: (a) domestic branches of domestic banks; (b) domestic branches of foreign banks, to the extent that they are subject to comparable regulation as domestic banks; and (c) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

         Certain Funds may invest in exchange-traded Eurodollar contracts. For information about these types of securities, see "Descriptions of Permissible Investments -- Futures and Options."

      Key Considerations and Risks: Certain bank obligations, such as some CDs, are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution.

         Obligations of foreign banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that:
(a) their liquidity could be impaired because of political or economic developments; (b) the obligations may be less marketable than comparable obligations of domestic banks; (c) a foreign jurisdiction might impose withholding and other taxes on amounts realized on those obligations; (d) foreign deposits may be seized or nationalized; (e) foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations; and (f) the selection of the obligations may be based on less publicly available information concerning foreign banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

         BORROWINGS

         Each Fund has a fundamental policy with respect to borrowing that can be found under the heading "Investment Policies and Limitations."

         The Funds participate in an uncommitted line of credit provided by The Bank of New York under an agreement (the "Uncommitted Line"). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus 0.50% on an annualized basis. Under the Uncommitted Line, each participating Fund must maintain a ratio of net assets (not including funds borrowed under the Uncommitted Line) to the aggregate amount of indebtedness pursuant to the Uncommitted Line that is no less than 4 to 1. Information about specific borrowings, if any, by any particular Fund under the Uncommitted Line over the last fiscal year, if any, can be found in its Annual Report to Shareholders for the year ended March 31, 2004.

         As noted above, pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from other Funds in the Nations Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

         A Fund also may borrow money utilizing a reverse repurchase agreement transaction. See "Descriptions of Permissible Investments -- Reverse Repurchase Agreements."

         Key Considerations and Risks: The Uncommitted Line is not a "committed" line of credit, which is to say that The Bank of New York is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

         COMMON STOCK

         Common stock are units of equitable ownership of a public company. Owners are typically entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. However, ownership of common stock does not entitle the owner to involvement in the day-to-day operations of the company. Common stock of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, like the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations may also choose to list their companies, and have their shares traded, on foreign exchanges, like the London FTSE or Tokyo Stock Exchange.

         Key Considerations and Risks: Investments by a Fund in common stocks are subject to stock market risk, which is the risk that the value of the stocks that the Fund holds, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, like changes in earnings or management.

         With respect specifically to "common" stock, in the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and "preferred" stock take precedence over the claims of those who own common stock. On the other hand, common stock tends to have greater potential for appreciation.

         Common stock investments also present the risk inherent in investing in a particular company. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Common stock of these companies may have a higher potential for gains but also carry more risk. For those Funds that invest primarily in these types of companies, such as the Small Company Fund, these risks can have a more acute effect on the value of the Fund's shares.

         Common stock investments also present the risks inherent in investing in a particular industry, such as high technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector, which is to say that when market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the common stock of those companies in that industry sector tend to go up. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies' common stock to drop. For those Funds that focus their investments in a particular industry, these industry-related risks can have a significant effect on the value of these Funds' shares.

         CONVERTIBLE SECURITIES

         Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

         The market value of a convertible security generally is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security's price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security's price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

           The Funds may invest in convertible securities that are below investment-grade (e.g., rated "B" or below by S&P). See "Descriptions of Permissible Investments -- High Yield/Lower-rated Securities" and "Descriptions of Permissible Investments -- Warrants and Rights."

         Key Considerations and Risks: A Fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid -- that is, a Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. A Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

         In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. Companies that issue convertible securities are usually small to medium size, and accordingly carry the capitalization risks described in "Descriptions of Permissible Investments -- Common Stock." In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered "junior" securities -- that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company's common stock.

         See also Key Considerations and Risks under "Descriptions of Permissible Investments -- Common Stock."

         CORPORATE DEBT SECURITIES

         Corporate debt securities are fixed-income securities usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

         The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

         See also "Descriptions of Permissible Investments -- Foreign Securities," "Descriptions of Permissible Investments -- Variable- and Floating-Rate Instruments" and "Descriptions of Permissible Investments -- Money Market Instruments."

         Key Considerations and Risks: Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

         Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it's due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while making payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

         DERIVATIVES

         A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include: futures; options; options on futures; forward foreign currency exchange contracts; linked securities and structured products; collateralized mortgage obligations; stripped securities; warrants and swap contracts. For more information about each type of derivative see those sections in this SAI discussing such securities.

         The Funds may use derivatives for a variety of reasons, including to: enhance a Fund's return, attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); protect the Fund's unrealized gains reflected in the value of its portfolios securities; facilitate the sale of such securities for investment purposes; and/or manage the effective maturity or duration of the Fund's portfolio.

      A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

         Key Considerations and Risks: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

         See also "Descriptions of Permissible Investments -- Futures and Options," "Descriptions of Permissible Investments -- Linked Securities and Structured Products," "Descriptions of Permissible Investments -- Stripped Securities," "Descriptions of Permissible Investments -- Warrants and Rights" and "Descriptions of Permissible Investments -- Swap Contracts."

         DOLLAR ROLL TRANSACTIONS

         Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in a given month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the "roll" period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (the "drop") as well as by the interest earned on the cash proceeds of the initial sale. See also "Descriptions of Permissible Investments -- Mortgage-Backed Securities."

         Key Considerations and Risks: Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         FOREIGN SECURITIES

         Foreign securities are debt, equity or derivative securities determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenue or other factors.

         Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts establish an exchange rate at a future date. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when a foreign currency suffers a substantial decline against the U.S. dollar, a Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. When it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

         A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a "cross-hedge").

         Foreign currency hedging transactions are attempts to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized should the value of the hedged currency increase.

         A Fund also may purchase American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in Depositary Receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

         Key Considerations and Risks: Foreign securities may pose risks greater than those typically associated with an equity, debt or derivative security due to: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

         Certain of the risks associated with investments in foreign securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy and securities markets.

         As noted, foreign securities also involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts in order to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options. See "Descriptions of Permissible Investments -- Futures and Options."

         FUTURES AND OPTIONS

         Futures and options contracts are derivative instruments that the Funds may utilize for a variety of reasons including: for hedging purposes, risk reduction, securities exposure, to enhance a Fund's return, to enhance a Fund's liquidity, to reduce transaction costs or other reasons. See generally "Descriptions of Permissible Investments -- Derivatives."

         Futures - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security (including a single stock) or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency. Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian in order to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

         Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate and initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Fund's portfolio.

         The Funds may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to "lock-in" or hedge the future level of short-term rates.

         Options - Each Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

         A primary difference between stock options and index options becomes evident when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, the NYSE, the AMEX, the Pacific Stock Exchange and the Philadelphia Stock Exchange. A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

         Options on Futures - The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

         Key Considerations and Risks: Futures and options investing are highly specialized activities that entail greater than ordinary investment risks. For example, futures and options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in a future or an option may be subject to greater fluctuation than an investment in the underlying instruments themselves.

         With regard to futures, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

         With regard to options, an option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument, as described below, until the option expires or the optioned instrument is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by a Fund is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Fund will realize a gain or loss on the sale of the underlying instrument. If a put option written by a Fund is exercised, the Fund's basis in the underlying instrument will be reduced by the net premium received when the option was written.

         With regard to both futures and options contracts, positions may be closed out only on an exchange which provides a secondary market for such contracts. However, there can be no assurance that a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close a position. In the case of a futures contract, for example, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively. Each Fund generally will minimize the risk that it will be unable to close out a contract by only entering into those contracts which are traded on national exchanges and for which there appears to be a liquid secondary market.

         In addition, there is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

         The successful use by the Funds of futures and options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than those required to predict changes in the prices of individual securities. The Funds therefore bear the risk that future market trends will be incorrectly predicted. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices.

         Each Fund will comply with SEC guidelines regarding coverage for these instruments and, if the guidelines so require, maintain cash or liquid securities with its Custodian in the prescribed amount.

         GUARANTEED INVESTMENT CONTRACTS AND FUNDING AGREEMENTS

         Guaranteed investment contracts ("GICs"), investment contracts or funding agreements are debt instruments issued by highly-rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts.

         Key Considerations and Risks: A Fund will only purchase GICs from issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to a Fund on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

         HIGH YIELD/LOWER-RATED DEBT SECURITIES

         A high yield/lower-rated debt security (also known as a "junk" bond) is generally rated by an NRSRO to be non investment-grade (e.g., BB or lower by S&P). These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield/lower-rated debt and comparable unrated securities:
(a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. See also "Descriptions of Permissible Investments -- Corporate Debt Securities" and "Descriptions of Permissible Investments -- Municipal Securities."

         The Funds may invest in high yield/lower-rated securities that are also convertible securities. See "Descriptions of Permissible Investments -- Convertible Securities."

         Key Considerations and Risks: The yields on high yield/lower-rated debt and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in high yield/lower-rated debt and comparable unrated debt generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield/lower-rated debt securities, the Fund will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Funds will attempt to identify those issuers of high-yielding securities with a financial condition that is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, a Fund may be more dependent on credit analysis than is the case for higher quality bonds.

         The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

         The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish a Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could severely disrupt the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

         Because certain high yield/lower-rated debt securities also may be foreign securities, some of which may be considered debt securities from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments -- Foreign Securities."

         LINKED SECURITIES AND STRUCTURED PRODUCTS

         Linked securities, such as index-linked, equity-linked, credit-linked, commodity-linked and currency-linked securities, are types of derivative securities. See generally "Descriptions of Permissible Investments -- Derivatives."

         Index-linked, equity-linked, credit-linked and commodity-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. With respect to equity-linked securities, at maturity, the principal amount of the debt is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

         One common type of linked security is a "structured" product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

         Another common type of index-linked security is a S&P Depositary Receipt, or SPDR, which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. Because a unit investment trust is an investment company under the 1940 Act, a Fund's investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. See also "Descriptions of Permissible Investments -- Other Investment Companies."

         SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust's expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect would be absorbing duplicate levels of fees with respect to investments in such unit investment trusts.

         Key Considerations and Risks: Like all derivatives, a Fund's investments in "linked" securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments -- Foreign Securities."

         With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Descriptions of Permissible Investments -- Private Placement Securities and Other Restricted Securities."

         SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called "creation unit size" and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

         MONEY MARKET INSTRUMENTS

         Money market instruments are high-quality, short-term debt obligations, which include: (1) bank obligations; (2) funding agreements; (3) repurchase agreements; (4) U.S. Government obligations; and (5) certain corporate debt securities, such as commercial paper and master notes (which are generally understood to be unsecured obligations of a firm (often private and/or unrated), privately negotiated by borrower and lender, that contemplate a series of recurring loans and repayments, governed in each case by the terms of the one master note). Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits.

         Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

         See "Descriptions of Permissible Investments -- Bank Obligations," "Descriptions of Permissible Investments -- Corporate Debt Securities," "Descriptions of Permissible Investments -- Guaranteed Investment Contracts and Funding Agreements," "Descriptions of Permissible Investments -- Repurchase Agreements" and "Descriptions of Permissible Investments -- U.S. Government Obligations."

         Key Considerations and Risks: Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

         MORTGAGE-BACKED SECURITIES

         A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See "Descriptions of Permissible Investments -- Pass-Through Securities."

         Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. Its objective is to increase the affordability of home mortgage funds for low- and middle-income home buyers. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the federal government. For example, the pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation's stock is owned by savings institutions across the U.S. and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of interest and ultimately collection of principal only by the FHLMC.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         Key Considerations and Risks: Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         MUNICIPAL SECURITIES

         Municipal Bonds - Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, and also by their political subdivisions, duly constituted offering authorities and instrumentalities. States, territories, possessions and municipalities may issue municipal bonds for a variety of reasons, including, for example, to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities also issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds generally are classified as "general obligation" or "revenue" bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal bonds may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Private activity bonds (such as an industrial development or industrial revenue bond) held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Municipal Notes - Municipal notes are issued by states, municipalities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal obligation notes generally have maturities of one year or less. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

         Municipal demand obligations are subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months.

         Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

         Municipal Leases - Municipal securities also may include participations in privately arranged loans to state or local government borrowers, some of which may be referred to as "municipal leases." Generally, such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

         Although lease obligations do not constitute general obligations of the municipal issuer to which the government's taxing power is pledged, a lease obligation is ordinarily backed by the government's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event that foreclosure might prove difficult.

         For a detailed discussion of the economic conditions, relevant legal matters and key risks associated with investments in each of California, Florida, Georgia, Kansas, Maryland, New York, North Carolina, South Carolina, Tennessee, Texas and Virginia, see "Appendix C" to the SAI.

         Key Considerations and Risks: There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

         The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, is a separate "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

         There are particular considerations and risks relevant to investing in a portfolio of a single state's municipal securities, such as the greater risk of the concentration of a Fund versus the greater relative safety that comes with a less concentrated investment portfolio.

         The Internal Revenue Service ("IRS") is paying increased attention on whether obligations intended to produce interest exempt from federal income taxation, such as municipal bonds and notes, in fact meet the requirements for such exemption. Ordinarily, the Funds rely on an opinion from the issuer's bond counsel that interest on the issuer's obligation will be exempt from federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeapordize an investing regulated investment company's ability to pay exempt-interest distributions. Similar challenges may occur as to state-specific exemptions.

         OTHER INVESTMENT COMPANIES

         In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive orders obtained by the Funds from the SEC. See also "Investment Policies and Limitations -- Exemptive Orders."

         The 1940 Act generally requires that each Fund limit its investments in another investment company or series thereof so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (c) not more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by the company as a whole. `

         A Fund may purchase shares of exchange-traded funds ("ETFs"), which are a type of investment company. A Fund may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. A Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index.

         Each Fund has obtained permission from the SEC (via exemptive order) to purchase shares of other mutual funds in the Nations Funds Family. The SEC order is subject to certain conditions, including that a Board, before approving an advisory contract (including the advisory fee) applicable to a Fund, will find that the advisory fees applicable to the Fund relying on the order are for services in addition to, rather than duplicative of, services provided pursuant to the "investee" Fund's advisory contract.

         Each Fund also has obtained separate permission from the SEC (via exemptive order) to purchase shares of Money Market Funds. To seek to achieve a return on uninvested cash or for other reasons, investing Funds may invest up to 25% of their assets in any Money Market Fund. These investments are generally on a short-term basis. BACAP and its affiliates are entitled to receive fees from the Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. One condition of the SEC order is that a Money Market Fund may not acquire securities of any other investment company in excess of the limits stated in the paragraph above.

         Key Considerations and Risks: A Fund may derive certain advantages from being able to invest in shares of other investment companies; for example, this ability may allow the Fund to gain exposure to a type of security. It also may facilitate a Fund being fully invested. However, there may be certain disadvantages; for example, it may cost more in terms of fees. That is to say, a shareholder may be charged fees not only on the Fund shares held directly, but also on the mutual fund shares that the Fund purchases. Whether any anticipated return from such an investment will outweigh the costs of purchasing such mutual fund shares when deciding to invest will be considered by the Funds.

         Feeder Funds and Master Portfolios - The 1940 Act also permits, under certain conditions, a Fund to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, which is described above, the Feeder Funds (which are identified on p. 2 of this SAI) invest all of their assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks. The Master Portfolios are separate series of NMIT, which is organized as a statutory trust under the laws of Delaware, and is itself a registered investment company in the Nations Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with the Master Portfolios, may invest in the Master Portfolios from time to time. Accordingly, there may also be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio which may have higher or lower fees and expenses than those of its corresponding Fund, and which may therefore have different performance results than the Feeder Fund.

         The primary advantages of such a structure are expected economies of scale -- that is to say, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to a Feeder Fund alone, as well as to, over time, enjoy other benefits associated with achieving economies of scale.

         However, there are certain considerations and risks that are inherent in the master/feeder structure. For example, each Feeder Fund is potentially liable for certain legal obligations of the Master Portfolio in which it invests. The risk of the Feeder Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Master Portfolio itself is unable to meet its obligations. Accordingly, the Board believes that neither a Feeder Fund nor its shareholders should be adversely affected by reason of the Feeder Fund's investing in a Master Portfolio. As with any mutual fund, other investors in the Master Portfolios could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund's shareholders). This could lead a Feeder Fund to decide to withdraw its investment in the Master Portfolio. A Feeder Fund also may withdraw its investment in a Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action might be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund's assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolios could have an adverse effect on the performance of such Master Portfolios and their corresponding Feeder Fund, such as decreased economies of scale, and increased per share operating expenses.

         When a Feeder Fund is required to vote as an interest holder of the Master Portfolio, current regulations provide that in those circumstances the Feeder Fund may either pass-through the vote to its shareholders or the Feeder Fund may vote its shares in the Master Portfolio in the same proportion of all other security holders in the Master Portfolio.

         An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange traded that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities held by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to an open-end investment company that is not exchange-traded: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

         PASS-THROUGH SECURITIES (PARTICIPATION INTERESTS AND COMPANY RECEIPTS)

         A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

         FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool.

FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         Key Considerations and Risks: Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

         PREFERRED STOCK

         Preferred stock are units of ownership of a public corporation that pay dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. A passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed-income bond.

         Auction preferred stock ("APS") is a type of adjustable-rate preferred stock with a dividend determined every seven weeks in a dutch auction process by corporate bidders. Shares are typically bought and sold at face values ranging from $100,000 to $500,000 per share. Auction preferred stock is sometimes known by the proprietary name given by the relevant broker, e.g., Merrill Lynch's AMPS (auction market preferred stock), Salomon Smith Barney's DARTS or First Boston's STARS. Benefits of APS include:

- Reduced interest rate risk--Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

- Preservation of principal--The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently, the share price is not expected to fluctuate from par, however, the reset rate will reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

- Credit quality--most corporate APS carry an investment grade credit rating from both Moody's and S&P, municipal APS typically carry the highest credit rating from both Moody's and S&P (Aaa/AAA). This is primarily because the issuers of municipal APS are required under the 1940 Act to maintain at least 300% asset coverage for senior securities.

Key Considerations and Risks: In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

- Failed auction--Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectus and is typically influenced by the issuer's credit rating. In a failed auction, current shareholders are generally unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that `unfail' the process, the shareholder may: 1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or
      2) hold securities either indefinitely or in anticipation of the development of a secondary market.

- Early call risk--Although unlikely, the preferred shares are redeemable at any time, at the issuers option, at par plus accrued dividends.

         Also see Key Considerations and Risks under "Descriptions of Permissible Investments -- Common Stock" and "Descriptions of Permissible Investments -- Convertible Securities," many of which are applicable to a preferred stock investment.

         PRIVATE PLACEMENT SECURITIES AND OTHER RESTRICTED SECURITIES

         Although many securities are offered publicly, some are offered privately only to certain qualified investors. Private placements may often offer attractive opportunities for investment not otherwise available on the open market. However, the securities so purchased are often "restricted," i.e., they cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

         Generally speaking, private placements may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

         Private placements may be considered illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that has been determined to be liquid under procedures approved by the Board). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.

         Key Considerations and Risks: Private placements are generally subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.

         Unlike public offerings, restricted securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

         REITS AND MASTER LIMITED PARTNERSHIPS

         A real estate investment trust, or REIT, is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         Partnership units of real estate and other types of companies are sometimes organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.

         Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a master limited partnership) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

         Key Considerations and Risks: REITs may be affected by changes in the value of the underlying property owned or financed by the REIT; mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for preferential treatment under the Code.

         The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer's management skills. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Mortgage REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

         The risks of investing in a master limited partnership are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

         REPURCHASE AGREEMENTS

         A repurchase agreement is a money market instrument that is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may be viewed, in effect, as loans made by a Fund which are collateralized by the securities subject to repurchase. Typically, the Funds will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See "Descriptions of Permissible Investments -- Money Market Instruments."

         Key Considerations and Risks: Repurchase Agreements are generally subject to counterparty risk, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

         Pursuant to an exemptive order issued by the SEC, the Funds may "combine" uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

         REVERSE REPURCHASE AGREEMENTS

         A reverse repurchase agreement is a contract under which a Fund sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller's cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by a Fund.

         Key Considerations and Risks: Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

         SECURITIES LENDING

         For various reasons, including to enhance a Fund's return, a Fund may lend its portfolio securities to broker/dealers and other institutional investors. Loans are typically made pursuant to agreements that require the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans may not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceeds one-third of the value of the Fund's total assets. A Fund will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the collateral. However, a Fund will normally pay lending fees to such broker/dealers and related expenses from the interest earned on invested collateral.

         The Money Market Funds do not engage in securities lending.

         Key Considerations and Risks: Securities lending transactions are generally subject to counterparty risk, which is the risk that the counterparty to the transaction could default. In other words, the risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, loans are made only to borrowers deemed to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

         SHORT SALES

         Selling a security short is the sale of a security or commodity futures contract not owned by the seller. The technique is used in order to take advantage of an anticipated decline in the price or to protect a profit in a long-term position. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

         A Fund will sometimes make short sales of securities when the Fund owns an equal amount of such securities as those securities sold short. This is a technique known as selling short "against the box."

         Key Considerations and Risks: The successful use by the Funds of short sales will be subject to the ability of the Adviser to correctly predict movements in the directions of the relevant market. The Funds therefore bear the risk that the Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security's price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

         Selling securities short "against the box" entails many of the same risks and considerations described above. However, when a Fund sells short "against the box" it typically limits the amount of securities that the Fund has leveraged.

         STRIPPED SECURITIES

         Stripped securities are derivatives in which an instrument's coupon (or interest ) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. See generally "Descriptions of Permissible Investments -- Derivatives." Because stripped securities are typically products of brokerage houses and the U.S. Government, there are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities, or SMBS, can also issued by the U.S. Government or an agency. TIGERS are Treasury securities stripped by brokers. See also "Descriptions of Permissible Investments -- Zero-Coupon Securities."

         The Adviser will only purchase stripped securities for Money Market Funds where the securities have a remaining maturity of 397 days or less; therefore, the Money Market Funds may only purchase the interest component parts of U.S. Treasury securities.

         Key Considerations and Risks: If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

         SWAP CONTRACTS

         Swap agreements are derivative instruments. See generally "Descriptions of Permissible Investments -- Derivatives." They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate, index, credit, equity, credit default and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.

         Key Considerations and Risks: Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap contracts will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, a Fund will closely monitor the credit of a swap contract counterparty in order to minimize this risk. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         The Adviser does not believe that a Fund's obligations under swap contracts are senior securities and, accordingly, a Fund will not treat them as being subject to its borrowing restrictions.

         U.S. GOVERNMENT OBLIGATIONS

         U.S. Government obligations include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

         Because of their relative liquidity and high credit quality, U.S. Government obligations are often purchased by the Money Market Funds, and can in some instances, such as for Treasury Reserves, comprise almost all of their portfolios.

         Key Considerations and Risks: In the case of those U.S. Government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment.

         VARIABLE- AND FLOATING-RATE INSTRUMENTS

         These types of securities have variable- or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

         Variable- and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months. The variable- or floating-rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

         Key Considerations and Risks: In order to most effectively use these investments, the Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable- or floating-rate obligations.

         WARRANTS AND RIGHTS

         A warrant is a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common stock, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener in order to enhance the marketability of the accompanying fixed-income securities. Warrants are freely transferable and are traded on major exchanges. The prices of warrants do not necessarily correlate with the prices of the underlying securities and are, therefore, generally considered speculative investments.

         Key Considerations and Risks: The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration, if any. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.

         WHEN-ISSUED PURCHASES, DELAYED DELIVERY AND FORWARD COMMITMENTS

         A Fund may agree to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities. These types of securities are those for which the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that the buyer enters into the commitment.

         A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date that the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

         Risks and Other Considerations: Investment in securities on a when-issued or delayed delivery basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund's shareholders will suffer adverse federal income tax consequences if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous.

         In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

         ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES

         A zero-coupon security is one that makes no periodic interest payments but instead is sold at a deep discount from its face value. There are many different kinds of zero-coupon securities. The most commonly known is the zero-coupon bond, which either may be issued at a deep discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons off a bond and sells the bond of the note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and the zero-coupon issue is marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGER (Treasury Investor Growth Receipt) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds are also issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the worry about paying federal income tax on imputed interest, since the interest is exempt for federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages also exist; they work on the same principle as zero-coupon bonds -- the CD holder or mortgage holder receives face value at maturity, and no payments until then. See "Descriptions of Permissible Investments -- Stripped Securities."

         Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

         Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

         In general, owners of zero-coupon, step-coupon and pay-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of these bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer, and are not required to act in concert with other holders of such bonds.

         Key Considerations and Risks: Generally, the market prices of zero-coupon, step-coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

         Because zero-coupon securities bear no interest, they are the most volatile of all fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying out interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than full-coupon bonds, because the bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. The greater the number of years that a zero-coupon security has until maturity, the less an investor has to pay for it, and the more leverage is at work for the investor. For example, a bond maturing in 5 years may double in value, but one maturing in 25 years may increase in value 10 times, depending on the interest rate of the bond.

         OTHER CONSIDERATIONS

         TEMPORARY DEFENSIVE PURPOSES

         Each Fund may hold cash or money market instruments. It may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons.

         When a Fund engages in such strategies, it may not achieve its investment objective.

         PORTFOLIO TURNOVER

         The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in frequent and active trading of portfolio securities in order to achieve its investment objective. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

          For each Fund's portfolio turnover rate, see the "Financial Highlights" in the prospectus for that Fund.

         The portfolio turnover rate for the Marsico International Opportunities Fund and the Marsico 21st Century Fund may be greater than most funds due to the investment style of the funds. Turnover rates for concentrated growth portfolios may be substantially impacted by market conditions. The portfolio turnover rate for the Small Cap Value Fund was higher this year due to the generally volatile economy and the changing market environment, which cuased the Adviser to reposition Fund holdings.

         DISCLOURE OF PORTFOLIO HOLDINGS INFORMATION

         The Board has adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, BACAP, or their affiliates. The Trustees of Nations Funds have adopted policies and procedures designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interest of Fund shareholders, including procedures to address conflicts of interests of a Fund's shareholders, on the one hand, and those of a Fund's investment adviser, sub-adviser, or any affiliated person of a Fund, on the other. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to: (1) the day next following the posting of such information on the Funds' website at www.nationsfunds.com, if applicable, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, the fifth business day following each calendar month-end, at which time each money market fund's complete list of portfolio holdings will be available. Certain limited exceptions that have been approved by the Nations Funds Trustees as part of the Funds' policies are described below. The Board shall be updated as needed regarding the Funds' compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of BACAP and its affiliates. The Funds' policies prohibit BACAP and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosure of portfolio holding information to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds' shares, third-party service providers, rating and ranking organizations and affiliated persons of the Funds.

         Public Disclosures

         The Funds' portfolio holdings are currently disclosed to the public through required filings with the SEC and, for Stock, International Stock, Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds, on the Funds' website at www.nationsfunds.com. Each of these Funds compiles a "top ten holdings" list composed of its ten largest holdings. This information currently is produced , quarterly for Stock, International Stock, Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds, and is available on the Funds' website. The top ten holdings information is as of the last day of the previous quarter.

         The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Fund's fiscal year). Shareholders may obtain the Funds' Form N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Funds' Form N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public room.

         The Stock, International Stock, Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds and Nations Asset Allocation Fund also currently make portfolio information publicly available at www.nationsfunds.com, as disclosed in the following table:

      TYPE OF FUND               INFORMATION PROVIDED               FREQUENCY OF               DATE OF WEB POSTING
                                                                     DISCLOSURE
         Stock,
  International/Global    Complete portfolio holdings

   Stock, Index Funds     information                                 Monthly            30 calendar days after month-end

 Government & Corporate   Complete portfolio holdings

Bond and Municipal Bond   information                                Quarterly          60 calendar days after quarter-end
         Funds

 Asset Allocation Fund    Complete portfolio holdings                 Monthly           30 calendar days after quarter-end
                          information

The scope of the information provided pursuant to the Funds' policies relating to each Fund's portfolio that is made available on the website may change from time to time without prior notice.

         For Money Market Funds, a list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling BACAP Distributors, One Bank of America Plaza, Charlotte, North Carolina 28255, 1-800-321-7854.

         The Funds, BACAP or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisers or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

         Other Disclosures

         The Funds' policies provide that non-public disclosures of the Funds' portfolio holdings may be made if (1) the Funds have a legitimate business purpose for making such disclosure, (2) the Funds' chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

         The Funds' periodically disclose their portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to BACAP and its affiliates, these service providers include the Funds' sub-advisers, the Funds' independent registered public accounting firm, legal counsel, and financial printer, and the Funds' proxy voting service provider. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

         The Funds currently have ongoing arrangements with certain approved recipients to disclose portfolio holdings information prior to their being made public. These special arrangements include the following:

                                                                                                            Individual or
   Identity of                                                                                               Category of
    Recipient                                              Conditions/Re-strictions     Frequency of     Individuals who may
                    Compensation/Consideration Received     on Use of Information        Disclosure      Authorize Disclosure
                                                                                                         [CHIEF EXECUTIVE
                                                                                                         OFFICER]


                             MANAGEMENT OF THE TRUST

         The business and affairs of the Trust are managed under the direction of the Board. The Board is generally responsible for the overall management and supervision of the business and affairs of the Trust and the Funds, which includes formulating policies for the Funds, approving major service provider contracts (including investment advisory agreements) and authorizing Trust officers to carry out the actions of the Board. A majority of the Trustees are Independent Trustees, that is, they are not affiliated with the Adviser or otherwise "interested persons" as defined in the 1940 Act. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the Independent Trustees have particular responsibilities for assuring that the Trust is managed in the best interests of its shareholders, including being charged with certain specific legally mandated duties.

         The Board, including certain of its Committees described below, meets at least quarterly to review, among other things, the business and operations, investment performance and regulatory compliance of the Funds. At least annually, the Board reviews, among other things, the fees paid to: (i) the Adviser and any affiliates, for investment advisory and sub-advisory services and other administrative and shareholder services; and (ii) the Distributor for the distribution and sale of Fund shares.

         THE TRUSTEES AND PRINCIPAL OFFICERS

         The following table provides basic information about the Trustees and principal Officers of the Trust. No person shall be qualified to stand for election or appointment as a Trustee if such person has already reached the age of 72. Each Trustee shall retire from service on the Board no later than the end of the calendar year in which such Trustee reaches age 72, provided that any Trustee may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Trustees.

      All of the Trustees are Indpedendent Trustees. The address of each Trustee and principal Officer is: c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, NC 28255.

                           TERM OF                                              NUMBER
                           OFFICE AND                                           OF
NAME AND AGE               LENGTH OF                                            FUNDS
POSITION HELD WITH THE     TIME SERVED  PRINCIPAL OCCUPATION(S) DURING THE      IN FUND    OTHER DIRECTORSHIPS HELD BY
TRUSTS                                  PAST FIVE YEARS                         COMPLEX    TRUSTEE
                                                                                OVERSEEN
Edward J. Boudreau, Jr.    Indefinite   Managing Director - E.J. Boudreau &     78         Trustee - The Museum of
Age 60                     term;        Associates (consulting), through                   Science, Boston; Advisory
Trustee                    Trustee      current; Chairman and Chief Executive              Board Member - Perennial
                           since        Officer - John Hancock Funds (mutual               Capital Advisors
                           January      funds), from 1989 to 2000
                           2005

William P. Carmichael      Indefinite   Retired; Senior Managing Director -     78         Director - Cobra Electronics
Age:  61                   term;        The Succession Fund (a company formed              Corporation (electronic
Trustee and Chairman of    Trustee      to advise and buy family owned                     equipment manufacturer),
the Board                  since 1999   companies), from 1998 to April 2001                Rayovac Corp. (batteries)
                                                                                           and The Finish Line
                                                                                           (apparel); and Chairman of
                                                                                           the Board and Director -
                                                                                           Hatteras Income Securities,
                                                                                           Inc. ("Hatteras")

William A. Hawkins         Indefinite   President, Retail Banking - IndyMac     78         Vice Chairman - San Gabriel
Age:  62                   term;        Bancorp, Inc., from September 1999 to              Valley Red Cross; Director -
Trustee                    Trustee      August 2003                                        Leadership Pasadena and
                           since                                                           Operation Hope; and Trustee
                           January                                                         - The Chandler School
                           2005

R. Glenn Hilliard          Indefinite   Chairman and Chief Executive Officer    78         Director - Conseco, Inc.
Age:  61                   term;        - Hilliard Group LLC (investing and                (insurance), Alea Group
Trustee                    Trustee      consulting), from April 2003 through               Holdings (Bermuda), Ltd.
                           since        current; Chairman and Chief Executive              (insurance), Piedmont
                           January      Officer - ING Americas, from 1999 to               Medical Center, and High
                           2005         April 2003; and Executive Chairman -               Museum of Art, Atlanta; and
                                        Conseco, Inc. (insurance), from                    President and Director -
                                        September 2004 through current                     Clemson University Foundation

Minor M. Shaw              Indefinite   President - Micco Corporation and       78         Board Member - Piedmont
Age:  57                   term;        Mickel Investment Group                            Natural Gas; Chairman and
Trustee                    Trustee                                                         Trustee - The Daniel-Mickel
                           since 2003                                                      Foundation of South
                                                                                           Carolina; Vice-Chairman and
                                                                                           Trustee -
                                                                                           Greenville-Spartanburg
                                                                                           Airport Commission; Trustee
                                                                                           - Duke Endowment, The
                                                                                           Hollingsworth Funds, The
                                                                                           Belle Baruch Foundation and
                                                                                           the South Carolina
                                                                                           Foundation for Independent
                                                                                           Colleges; Chairman - Urban
                                                                                           League of the Upstate; Board
                                                                                           Member - United Way of
                                                                                           Greenville County and United
                                                                                           Way of South Carolina


                                                   PRINCIPAL OFFICERS

Christopher L. Wilson      Indefinite   President and Chief Executive Officer   n/a        n/a
Age:  47                   Term;        - the Trusts and Hatteras, since
President and Chief        President    January 2005; President - Columbia
Executive Officer          and Chief    Funds, Liberty Funds and Stein Roe
                           Executive    Funds, since October 2004; Senior
                           Officer      Vice President - Columbia Management
                           since        Advisors, Inc., Columbia Funds
                           January      Distributor, Inc. and BACAP
                           2005         Distributors, since January 2005;
                                        Managing Director - BACAP, since January
                                        2005; Director - Columbia Funds
                                        Services, Inc., since January 2005;
                                        President and Chief Executive Officer -
                                        CDC IXIS AM Services, Inc. (asset
                                        management), from September 1998 through
                                        August 2004; and a senior officer or
                                        director of various other Bank of
                                        America-affiliated entities, including
                                        other registered and unregistered funds

                           TERM OF                                              NUMBER
                           OFFICE AND                                           OF
NAME AND AGE               LENGTH OF                                            FUNDS
POSITION HELD WITH THE     TIME SERVED  PRINCIPAL OCCUPATION(S) DURING THE      IN FUND    OTHER DIRECTORSHIPS HELD BY
TRUSTS                                  PAST FIVE YEARS                         COMPLEX    TRUSTEE
                                                                                OVERSEEN
J. Kevin Connaughton       Indefinite   Treasurer and Chief Financial Officer   n/a        n/a
Age:  40                   term;        - the Trusts and Hatteras, since
Treasurer and Chief        Treasurer    January 2005; Treasurer - Columbia
Financial Officer          and Chief    Funds, since October 2003, and the
                           Financial    Liberty Funds, Stein Roe Funds and
                           Officer      Liberty All-Star Funds, since
                           since        December 2000; Vice-President -
                           January      Columbia Management Advisors, Inc.,
                           2005         since April 2003; President -
                                        Columbia Funds, Liberty Funds and Stein
                                        Roe Funds, from February 2004 to October
                                        2004; Chief Accounting Officer and
                                        Controller - Liberty Funds and Liberty
                                        All-Star Funds, from February 1998 to
                                        October 2000; Treasurer - Galaxy Funds,
                                        since September 2002; Treasurer, from
                                        December 2002 to December 2004, and
                                        President, from February 2004 to
                                        December 2004 - Columbia Management
                                        Multi-Strategy Hedge Fund, LLC; Vice
                                        President - Colonial Management
                                        Associates, Inc., from February 1998 to
                                        October 2000; and a senior officer of
                                        various other Bank of America-affiliated
                                        entities, including other registered and
                                        unregistered funds

Mary Joan Hoene            Indefinite   Senior Vice-President and Chief         n/a        n/a
Age:  55                   term;        Compliance Officer - the Trusts and
Senior Vice President      Senior       Hatteras, since August 2004; Senior
and Chief Compliance       Vice-PresidenVice President and Chief Compliance
Officer                    and Chief    Officer - Columbia Funds, Liberty
                           Compliance   Funds, Stein Roe Funds and Liberty
                           Officer      All-Star Funds, since August 2004;
                           since        Partner - Carter, Ledyard & Milburn
                           August 2004  LLP, from January 2001 to August
                                        2004; Counsel - Carter, Ledyard &
                                        Milburn LLP, from November 1999 to
                                        December 2000; Vice President and
                                        Counsel - Equitable Life Assurance
                                        Society of the United States, from April
                                        1998 to November 1999; and a senior
                                        officer of various other Bank of
                                        America-affiliated entities, including
                                        other registered and unregistered funds

R. Scott Henderson         Indefinite   Secretary and Chief Legal Officer -     n/a        n/a
Age:  45                   term;        the Trusts; Associate General Counsel
Secretary and Chief        Secretary    - Bank of America Corporation, since
Legal Officer              and Chief    September 2004; Of Counsel - Bingham
                           Legal        McCutchen from 1995 to 2004.
                           Officer
                           since
                           March 2005

Michael Clarke             Indefinite   Assistant Treasurer and Chief           n/a        n/a
Age:  34                   term;        Accounting Officer - the Trusts and
Assistant Treasurer and    Assistant    Hatteras, since January 2005; Chief
Chief Accounting Officer   Treasurer    Accounting Officer - Columbia Funds,
                           and Chief    Liberty Funds and Liberty All-Star
                           Accounting   Funds, since October 2004;
                           Officer      Controller, from May 2004 to October
                           since        2004, and Assistant Treasurer, from
                           January      June 2002 to May 2004 - Columbia
                           2005         Funds, Liberty Funds and Liberty
                                        All-Star Funds; Vice-President, Product
                                        Strategy & Development - Liberty Funds
                                        Group from February 2001 to June 2002;
                                        Assistant Treasurer - Liberty Funds and
                                        the Liberty All-Star Funds, from August
                                        1999 to February 2001; Audit Manager -
                                        Deloitte & Touche LLP, from May 1997 to
                                        August 1999.

                           TERM OF                                              NUMBER
                           OFFICE AND                                           OF
NAME AND AGE               LENGTH OF                                            FUNDS
POSITION HELD WITH THE     TIME SERVED  PRINCIPAL OCCUPATION(S) DURING THE      IN FUND    OTHER DIRECTORSHIPS HELD BY
TRUSTS                                  PAST FIVE YEARS                         COMPLEX    TRUSTEE
                                                                                OVERSEEN
Jeffrey R. Coleman         Indefinite   Assistant Treasurer and Controller -    n/a        n/a
Age:  35                   term;        the Trusts and Hatteras, since
Assistant Treasurer and    Assistant    January 2005; Director, Financial
Controller                 Treasurer    Reporting and Fund Treasury -
                           and          Columbia Management Group, since
                           Controller   October 2004; Vice President - CDC
                           since        IXIS AM Services, Inc., since
                           January      February 2002; Deputy Treasurer - CDC
                           2005         Nvest Fund, Loomis Sayles Funds and
                                        the AEW Real Estate Income Fund, since
                                        February 2002; and Assistant Treasurer -
                                        AEW Real Estate Income Fund, from August
                                        2000 to February 2002.

         BOARD COMMITTEES

      The Trust has an Audit Committee, a Governance Committee and an Investment Committee.

         The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and a Fund's investment adviser(s), administrator(s) and other key service providers (other than the independent auditors)) is primarily responsible for the preparation the financial statements of each Fund, and the independent auditors are responsible for auditing those financial statements. Management is also responsible for maintaining appropriate systems for accounting and "internal controls over financial reporting" (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent auditors are primarily responsible for considering such internal controls over financial reporting in connection with their financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee Charter, the Audit Committee is not responsible for planning or conducting and Fund audit or for determining whether a Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

         The Audit Committee has, among other things, specific power and responsibility to: i) oversee its Funds' accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of key service providers; ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor; iii) pre-approve all audit and non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements; and iv) pre-approve all non-audit services provided by a Fund's independent auditor to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Edward J. Boudreau, Jr., William
P. Carmichael and William A. Hawkins (Chairman) are member of the Audit Committee. The Audit Committee met 6 times in 2004.

         The primary responsibilities of the Governance Committee include, as set forth in its charter: i) nominating Independent Trustees; ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund's investment adviser or sub-adviser or any control affiliate thereof ("Unaffiliated Trustees"), including deferred compensation and retirement policies; and iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. Minor M. Shaw (Chairperson), William A. Hawkins and R. Glenn Hilliard are members of the Governance Committee. The Governance Committee met 6 times in 2004.

         The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Portfolios; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Edward J. Boudreau (Chairman), William P. Carmichael, William A. Hawkins, R. Glenn Hilliard and Minor M. Shaw are members of the Investment Committee. The Investment Committee met 3 times in 2004.

         BOARD COMPENSATION

         Trustees are compensated for their services to the Nations Funds Family on a complex-wide basis, and not on a per registered investment company or per fund basis, as follows:

Base Compensation

Base Retainer Fee.......................................$75,000 per year
In-Person Meeting Fee...................................$7,000 per meeting (paid on a per meeting basis, even if meeting occurs over multiple days)
Telephonic Meeting Fee..................................$1,000 per meeting
Audit Committee Meeting Fee.............................$1,000 per meeting (if not held in connection with a regularly scheduled Board meeting)
Governance Committee Meeting Fee........................$1,000 per meeting (if not held in connection with a regularly scheduled Board meeting)
Investment Committee Meeting Fee........................$1,000 per meeting (if not held in connection with a regularly scheduled Board meeting)

Additional Compensation

Chairman................................................25% of the combined total of the base retainer fee and all meeting fees
Audit Committee Chairman................................10% of the combined total of the base retainer fee and all meeting fees
Governance Committee Chairman...........................10% of the combined total of the base retainer fee and all meeting fees
Investment Committee Chairman...........................10% of the combined total of the base retainer fee and all meeting fees


           Compensation Table for the Fiscal Year Ended March 31, 2005


                                                   Pension or Retirement   Estimated         Total Compensation
                                Aggregate          Benefits Accrued as     Annual Benefits   from the Nations Funds
                                Compensation       Part of Fund Expenses   Upon Retirement   Complex Paid to
   Name of Nominee              from the Trust(2)                                            Directors(3)(4)
   Edward J. Boudreau, Jr.          $44,371.07                       n/a           n/a           $46,105.44
   William P. Carmichael           $115,971.00                       n/a           n/a          $159.329.56
   Minor Mickel Shaw                $92,777.33                       n/a           n/a          $159.329.56
   R. Glenn Hilliard                $44,371.07                       n/a           n/a           $46,105.44
   William A. Hawkins               $44,371.07                       n/a           n/a           $46,105.44

------------------------

(1) Only Mr. Carmichael and Ms. Shaw were Trustees during the entire period. Messrs. Boudreau, Hawkins and Hilliard were Trustees only from January 1, 2005 through the end of the period.

2) All Trustees receive reasonable reimbursements for expenses related to their attendance at meetings of the Board. Except to the extent that William P. Carmichael, as Chairman of the Boards, can be deemed to be an officer of the Trusts, no officer of any Trust receives direct remuneration from such Trust for serving in such capacities.

(3) Mr. Carmichael received compensation from five investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Item 13 of Form N-1A. Mrs. Shaw received compensation from three investment companies deemed to be part of the Nations Funds complex.

(4) Total compensation amounts include deferred compensation payable to or accrued for the following Trustees: Edward J. Boudreau, Jr. $23,052.72; William P. Carmichael $159,329.56; Minor Mickel Shaw $63,732.17; R. Glenn Hilliard $46,105.44 and William A. Hawkins $0.


         NATIONS FUNDS DEFERRED COMPENSATION PLAN

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period up to ten years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee's termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the Trustee's death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Trustees have the status of unsecured creditors of the Trust.

         BENEFICIAL EQUITY OWNERSHIP INFORMATION

         As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

      The table below shows for each Trustee, the amount of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

       Beneficial Equity Ownership in Portfolios and Nations Funds Family
                      Calendar Year Ended December 31, 2004

                                                                        AGGREGATE DOLLAR RANGE OF EQUITY
NOMINEE                       DOLLAR RANGE OF EQUITY SECURITIES OF A    SECURITIES OF NATIONS FUNDS FAMILY
                              FUND
Edward J. Boudreau, Jr.       All Funds - A                                               A
William P. Carmichael         Convertible Securities Fund - D                             E
                              High Yield Bond Fund - D
                              International Value Fund - E
                              Marsico Focused Equities Fund - E
                              SmallCap Index Fund - E
                              Small Company Growth Fund - E
                              All Other Funds - A

William A. Hawkins            All Funds - A                                               A
R. Glenn Hilliard             All Funds - A                                               A
Minor M. Shaw                 International Value Fund - C                                E
                              LargeCap Index Fund - C
                              Marsico Focused Equities Fund - C
                              MidCap Index Fund - B
                              SmallCap Index Fund - B
                              All Other Funds - A

         APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

         A discussion of the factors considered and conclusions reached with regard to the Board's approval the investment advisory and sub-advisory agreements for the Funds' is included in the Funds' annual reports to shareholders dated March 31, 2005.

         CODES OF ETHICS

         The Trust, each Adviser and BACAP Distributors have each adopted a Code of Ethics which contains policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These Codes of Ethics substantially comply in all material respects with Rule 17j-1 under the 1940 Act, which, among other things, provides that the Board must review each Code of Ethics at least annually.

         The Codes of Ethics, among other things, prohibit each access person from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Codes of Ethics, an access person means (i) a director or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Fund managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Codes of Ethics generally require access persons, other than Independent Trustees, to submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The Codes of Ethics for the Trust, the Advisers and BACAP Distributors are on public file with, and are available from, the SEC.

                      PROXY VOTING POLICIES AND PROCEDURES

         For a copy of the policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Funds (except the Money Market Funds), see Appendix E to this SAI. In addition, a description or a copy of the policies and procedures used by each Adviser, on behalf of the Fund(s) it advises, to determine how to vote proxies relating to portfolio securities held by such Fund(s) is also included in Appendix E to the SAI.

         Information regarding how the Funds (except certain Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available by August 31 of this year free of charge by: (1) contacting Nations Funds at (800) 321-7854; (2) accessing the Funds' website on the Internet at www.nationsfunds.com and following the appropriate hyperlinks; and (3) on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of July 21, 2005, Bank of America, N.A., One Bank of America Plaza, Charlotte, NC 28255, a wholly-owned subsidiary of Bank of America Corporation, may be deemed a "control person" (as that term is defined in the 1940 Act) of those Funds it is deemed to beneficially own greater than 25% of the outstanding shares by virtue of its fiduciary or trust roles. As of July 21, 2005, the Trustees and Officers of the Trust as a group owned less than 1% of each class of shares of each Fund.

         As of July 21, 2005, the name, address and percentage of ownership of each person who may be deemed to be a principal holder (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund's outstanding shares) are shown in Appendix D to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         INVESTMENT ADVISER AND SUB-ADVISERS

         BACAP is the investment adviser to the Funds, except the Feeder Funds (whose investment advisory services are provided at the Master Portfolio level). BACAP is also the investment adviser to the Master Portfolios.

         BACAP also serves as the investment adviser to the portfolios of Nations Separate Account Trust and Nations Master Investment Trust, registered investment companies that are part of the Nations Funds Family.

         BACAP is a wholly-owned subsidiary of Bank of America, which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The principal office of BACAP is One Bank of America Plaza, Charlotte, N.C. 28255.

         Marsico Capital is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico Capital was organized in September 1997 as a registered investment adviser and become a wholly owned indirect subsidiary of Bank of America in January 2001. Marsico Capital provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

         Marsico Capital is the investment sub-adviser to: Nations Marsico Focused Equities Master Portfolio; Nations Marsico Growth Master Portfolio; Nations Marsico 21st Century Master Portfolio; Nations Marsico MidCap Growth Fund; Nations Marsico International Opportunities Master Portfolio; and Nations International Equity Master Portfolio.

         Causeway is co-investment sub-adviser to approximately half of the assets of the International Equity Master Portfolio. Causeway is a registered investment adviser with approximately $7.7 billion in assets under management. Causeway has its principal offices at 11111 Santa Monica Boulevard, Suite 1550, Los Angeles, CA 90025.

         Brandes is the investment sub-adviser to Global Value Fund and International Value Master Portfolio. Brandes Investment Partners, LLC is 100% beneficially owned either directly or indirectly, by senior professionals of the firm. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130.

         MacKay Shields is the investment sub-adviser to the Nations High Yield Bond Master Portfolio. MacKay Shields is located at 9 West 57th Street, New York, NY 10019.

         PORTFOLIO MANAGERS

         Other Accounts Managed by Portfolio Managers

         The following table shows the number and assets of other investment accounts (or portions of investment accounts) that each Fund's portfolio managers managed as of each Fund's fiscal year-end.

  PORTFOLIO MANAGER        OTHER SEC-REGISTERED        OTHER POOLED INVESTMENT          OTHER ACCOUNTS
                          OPEN-END AND CLOSED-END             VEHICLES
                                   FUNDS
                         Number of       Assets       Number of       Assets       Number of       Assets
                          accounts                     accounts                     accounts
   Leonard A. Aplet          9        43.2 billion        6        $2.7 billion       103       $3.4 billion
    Daniel H. Cole           15       $977 million        0             N/A            2            $690
                                                                                                  thousand
     Brian Condon
     Kevin Cronk                                          8        $1.3 billion        3        $357 million
   Richard R. Cutts          9        $3.2 billion        6        $2.7 billion       100       $3.4 billion
   Richard Dahlberg          7        $3.1 billion        0             N/A            74          $599.9
                                                                                                  million

  PORTFOLIO MANAGER        OTHER SEC-REGISTERED        OTHER POOLED INVESTMENT          OTHER ACCOUNTS
                          OPEN-END AND CLOSED-END             VEHICLES
                                   FUNDS
                         Number of       Assets       Number of       Assets       Number of       Assets
                          accounts                     accounts                     accounts
   Brian Drainville
   Chris Eckstrom1           9        $1.5 billion        0             N/A            3        $237 million
   Chris Eckstrom2           9        $1.7 billion        0             N/A            3        $237 million
   Chris Eckstrom3           9        $1.5 billion        0             N/A            3        $237 million
   Chris Eckstrom4           9        $1.4 billion        0             N/A            3        $237 million
   Chris Eckstrom5           9        $670 million        0             N/A            3        $237 million
   Chris Eckstrom6           9        $1.4 billion        0             N/A            3        $237 million
   Chris Eckstrom7           9        $1.7 billion        0             N/A            3        $237 million
   Chris Eckstrom8           9        $1.1 billion        0             N/A            3        $237 million
   Lori J. Ensinger          8        $3.7 billion        1        $83.6 million     2,053      $2.1 billion
    Jarl Ginsberg
   David L. Hoffman
  Vikram J. Kuriyan                                       11       $1.0 billion        15       $1.4 billion
   Thomas LaPointe                                        8        $1.3 billion        4        $357 million
    Craig Leopold            1        $567 million        2        $359 million        58       $917 million
     George Maris            1        $567 million        2        $359 million        60       $917 million
 Robert McConnaughey
     Colin Moore             2        $663 million        2        $359 million        57       $918 million
     Wendy Norman            0             N/A            0             N/A            2        $534 million
   Laura Ostrander           3        $1.5 billion        0             N/A            5            $220
                                                                                                  thousand
     Edward Paik             0             N/A            0             N/A            17          $21.3
                                                                                                  million
     Ann Peterson                                         0             N/A            2        $14 thousand
   Noah J. Petrucci
 Christian F. Pineno         15       $975 million        0             N/A            2        $1.2 million
    Peter Santoro            1        $567 million        2        $359 million        58       $917 million
   Marie Schofield           5        $3.6 billion        1         $44 million        13       $161 million
    Diane L. Sobin
 Christian Stadlinger
   John Trentacoste
     Sean Wilson             2        $663 million        2        $359 million        59       $917 million
  Yanfang (Emma) Yan         0             N/A            0             N/A            9        $21 million

  PORTFOLIO MANAGER        OTHER SEC-REGISTERED        OTHER POOLED INVESTMENT          OTHER ACCOUNTS
                          OPEN-END AND CLOSED-END             VEHICLES
                                   FUNDS
                         Number of       Assets       Number of       Assets       Number of       Assets
                          accounts                     accounts                     accounts
     Tom Marsico
   Corydon Gilchist
    Jim Gendelman
    Glenn Carlson            12       $10.4 billion       54       $9.6 billion      18,272        $75.6
                                                                                                  billion
     Brent Woods             12       $10.4 billion       54       $9.6 billion      18,272        $75.6
                                                                                                  billion
  William Pickering          12       $10.4 billion       54       $9.6 billion      18,272        $75.6
                                                                                                  billion
    Amelia Morris            12       $10.4 billion       54       $9.6 billion      18,272        $75.6
                                                                                                  billion
   Keith Colestock           12       $10.4 billion       54       $9.6 billion      18,272        $75.6
                                                                                                  billion
   Donald E. Morgan          4        $6.2 billion        6        $2.8 billion        47          $13.8
                                                                                                  billion
   J. Matthew Philo          4        $6.2 billion        0             N/A            0            N/A
     James Doyle
     Jonathan Eng
    Harry Hartford
    Sarah Ketterer

1"Other SEC-registered open-end and closed-end funds" represents funds other than Nations Florida Intermediate Municipal Bond Fund.

2"Other SEC-registered open-end and closed-end funds" represents funds other than Nations Florida Municipal Bond Fund.

3"Other SEC-registered open-end and closed-end funds" represents funds other than Nations Georgia Intermediate Municipal Bond Fund.

4"Other SEC-registered open-end and closed-end funds" represents funds other than Nations Maryland Intermediate Municipal Bond Fund.

5"Other SEC-registered open-end and closed-end funds" represents funds other than Nations Municipal Income Fund.

6"Other SEC-registered open-end and closed-end funds" represents funds other than Nations South Carolina Intermediate Municipal Bond Fund.

7"Other SEC-registered open-end and closed-end funds" represents funds other than Nations Tennessee Intermediate Municipal Bond Fund.

8"Other SEC-registered open-end and closed-end funds" represents funds other than Nations Virginia Intermediate Municipal Bond Fund.

ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE


  PORTFOLIO MANAGER        OTHER SEC-REGISTERED        OTHER POOLED INVESTMENT          OTHER ACCOUNTS
                          OPEN-END AND CLOSED-END             VEHICLES
                                   FUNDS
                         Number of       Assets       Number of       Assets       Number of       Assets
                          accounts                     accounts                     accounts
    Kevin L. Cronk           0             N/A            5        $934 million        0            N/A
   Thomas LaPointe           0             N/A            5        $934 million        0            N/A
   Donald E. Morgan          0             N/A            2        $912 million        3        $263 million

         Ownership of Securities

         The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of each Fund's most recent fiscal year:

                  Portfolio Manager                        Dollar Range of Equity Securities in the Fund
                                                                         Beneficially Owned
                   Leonard A. Aplet                                              $0
                    Daniel H. Cole                                               $0
                     Brian Condon
                     Kevin Cronk
                   Richard R. Cutts                                              $0
                   Richard Dahlberg                                              $0
                   Brian Drainville
                    Chris Eckstrom                                               $0
                   Lori J. Ensinger                                       $50,001-$100,000
                    Jarl Ginsberg
                   David L. Hoffman
                  Vikram J. Kuriyan
                   Thomas LaPointe
                    Craig Leopold                                         $10,001-$50,000
                     George Maris                                                $0
                 Robert McConnaughey
                     Colin Moore                                         $100,001-$500,000
                     Wendy Norman                                                $0
                   Laura Ostrander                                               $0
                     Edward Paik                                             $1-$10,000
                     Ann Peterson
                   Noah J. Petrucci
                 Christian F. Pineno                                      $10,001-$50,000
                    Peter Santoro                                         $10,001-$50,000
                   Marie Schofield                                               $0
                    Diane L. Sobin
                 Christian Stadlinger
                   John Trentacoste
                     Sean Wilson                                          $50,001-$100,000
                  Yanfang (Emma) Yan                                     $100,001-$500,000
                     Tom Marsico
                   Corydon Gilchist
                    Jim Gendelman
                    Glenn Carlson                                                $0
                     Brent Woods                                                 $0
                  William Pickering                                              $0
                    Amelia Morris                                                $0
                   Keith Colestock                                               $0
                   Donald E. Morgan                                              $0
                   J. Matthew Philo                                              $0
                     James Doyle
                     Jonathan Eng
                    Harry Hartford
                    Sarah Ketterer

         Compensation

         As of the Fund's most recent fiscal year end, the portfolio managers received all of their compensation from the Adviser and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing each manager's three- and five-year performance. The Adviser may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

                  PORTFOLIO MANAGER                                    PERFORMANCE BENCHMARK
                    Leonard Aplet                        Russell 1000 Index, Merrill Lynch 1-3 Treasury
                                                         Index and Lehman Brothers U.S. Aggregate Index

                    Daniel H. Cole                       Russell 2000 Growth Index
                     Brian Condon                        S&P 500 Index

                                                        Lehman Brothers U.S. Aggregate Index, Lehman
                                                        Brothers U.S. Credit Index, JP Morgan Global High
                                                        Yield Index, CSFB High Yield Index, Citigroup All

                     Kevin Cronk                        BB&B-Rated High Yield Market Index and Blended
                                                        Lehman Aggregate Bond, Citigroup All BB&B-Rated
                                                        High Yield Market Index and J.P. Morgan Emerging
                                                        Market Bond Global Index

                                                         Russell 1000 Index, Merrill Lynch 1-3 Treasury

                   Richard R. Cutts                      Index and Lehman Brothers Mortgage-Backed
                                                         Securities Index

                   Richard Dahlberg                     Merrill Lynch All Convertibles All Qualities Index
                   Brian Drainville                      Lehman Brothers Intermediate Government/Credit

                                                         Index and Lehman Brothers U.S. Aggregate Index
                                                         Lehman Brothers Quality Intermediate Municipal

                    Chris Eckstrom                       Index, Lehman Brothers 7-Year Municipal Bond Index
                                                         and Lehman Brothers Municipal Bond Index

                   Lori J. Ensinger                      Russell 1000 Value Index and Russell Midcap Value
                                                         Index

                    Jarl Ginsberg                        Russell 2000 Value Index

                   David L. Hoffman                      Russell 1000 Value Index and Russell Midcap Value
                                                         Index

                                                        Russell 1000 Index, S&P 500 Index, Lehman Brothers
                                                        U.S. Aggregate Index, S&P MidCap 400 Index, S&P
                                                        SmallCap 600 Index, Lehman Brothers U.S. Aggregate

                  Vikram J. Kuriyan                     1-3 Years Index and Blended 80% Lehman Brothers
                                                        U.S. Aggregate 1-3 Years Index/20% Lehman Brothers
                                                        U.S. High Yield Index

                                                         Lehman Brothers U.S. Aggregate Index, JP Morgan
                                                         Global High Yield Index, CSFB High Yield Index,
                                                         Citigroup All BB&B-Rated High Yield Market Index
                   Thomas LaPointe                       and Blended Lehman Aggregate Bond, Citigroup All
                                                         BB&B-Rated High Yield Market Index and J.P. Morgan
                                                         Emerging Market Bond Global Index

                  PORTFOLIO MANAGER                                    PERFORMANCE BENCHMARK
                    Craig Leopold                        S&P 500 Index
                     George Maris                        S&P 500 Index

                 Robert McConnaughey                     S&P 500 Index
                     Colin Moore                         S&P 500 Index

                                                         Lehman Brothers Quality Intermediate Municipal

                     Wendy Norman                        Index, Lehman Brothers 7-Year Municipal Bond Index
                                                         and Lehman Brothers Municipal Bond Index
                                                         Lehman Brothers U.S. Aggregate Index and Blended
                                                         Lehman Aggregate Bond, Citigroup All BB&B-Rated

                   Laura Ostrander                       High Yield Market Index and J.P. Morgan Emerging
                                                         Market Bond Global Index

                     Edward Paik                        Merrill Lynch All Convertibles All Qualities Index
                     Ann Peterson                        Lehman Brothers U.S. Government Intermediate Index
                   Noah J. Petrucci                      Russell 1000 Value Index, Russell Midcap Value
                                                         Index

                 Christian F. Pineno                     Russell 2000 Growth Index
                    Peter Santoro                        S&P 500 Index

                   Marie Schofield                       Lehman Brothers U.S. Aggregate Index and Lehman
                                                         Brothers U.S. Government Intermediate Index

                    Diane L. Sobin                       Russell 1000 Value Index and Russell Midcap Value
                                                         Index

                 Christian Stadlinger                    Russell 2000 Value Index

                                                         Lehman Brothers Quality Intermediate Municipal
                                                         Index, Lehman Brothers 7-Year Municipal Bond

                   John Trentacoste                      Index, Lehman Brothers 3-Year Municipal Bond Index
                                                         and Blended Lehman Brothers 1-Year Municipal Bond
                                                         and Lehman Brothers 3-Year Municipal Bond Indices

                     Sean Wilson                         S&P 500 Index

                  Yanfang (Emma) Yan                    Merrill Lynch All Convertibles All Qualities Index

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser's profitability for the year, which is influenced by assets under management.

Marsico Capital

         Marsico Capital's portfolio managers are generally subject to the compensation structure applicable to all Marsico Capital employees. As such, each Marsico Capital portfolio manager's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico Capital's overall profitability for the period, and (2) individual achievement and contribution.

         Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico Capital.

         Although Marsico Capital may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico Capital seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico Capital's Investment Team, contributions to Marsico Capital's overall investment performance, discrete securities analysis, and other factors.

         In addition to his salary and bonus, each Marsico Capital portfolio manager may participate in other Marsico Capital benefits to the same extent and on the same basis as other Marsico Capital employees.

Brandes

         Brandes' compensation structure for portfolio managers/analysts is three-fold:

-         Competitive base salaries

-        Participation in an annual bonus plan

- Eligibility for participation in the firm's equity through partnership or phantom equity

         Compensation is fixed. Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals.

MacKay Shields

         In an effort to retain key personnel, MacKay Shields has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

         The firm establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. Certain portfolio managers who are responsible for managing certain accounts that pay the firm a fee based on performance share in the fee based on the performance of the account. There is no difference between the method used in determining a portfolio manager's compensation with respect to the Fund and other accounts.

         MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

         Potential Conflicts of Interests

BACAP

         Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which BACAP believes are faced by investment professionals at most major financial firms. The BACAP and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

- The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

- The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

- The trading of other accounts could be used to benefit higher-fee accounts (front- running).

- The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

         Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, BACAP's investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

         A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the BACAP's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

         "Cross trades," in which one BACAP account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. BACAP and the Funds' Trustees have adopted compliance procedures that provide that any transactions between the Funds and another BACAP-advised account are to be made at an independent current market price, as required by law.

         Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

         A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

         A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

         BACAP or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

         A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at BACAP, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by BACAP and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Marsico Capital

         Portfolio managers at Marsico Capital typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

         Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico Capital's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico Capital has adopted policies and procedures for allocating such transactions across multiple accounts. Marsico Capital's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

         As discussed above, Marsico Capital has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico Capital monitors a variety of areas, including compliance with primary Portfolio guidelines, the allocation of securities, and compliance with its Code of Ethics.

Brandes

         Performance-Based Fees. For a small number of accounts, Brandes may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Brandes with regard to other accounts where Brandes is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains. In order to address these potential conflicts, Brandes' investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes' clients are disadvantaged in Brandes' management of accounts. Additionally, Brandes' internal controls are tested on a routine schedule as part of the firm's Compliance Monitoring Program.

         Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or account. If the Large Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts. For client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.

         Investment in the Fund. Members of the Large Cap Investment Committee may invest in a fund or other account that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts. In order to address this potential conflict, Brandes' investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes' clients are disadvantaged in Brandes' management of accounts.

MacKay Shields

         Mr. Morgan is responsible for managing certain institutional accounts and shares a performance fee based on the performance of such account. These accounts are distinguishable from the Fund because they use techniques that are not permitted for the Fund, such as short sales and leveraging.

         To address potential conflicts of interest between the clients and the adviser, MacKay Shields has developed Allocation Procedures, a Code of Ethics and Policy and Procedures for Portfolio Management and Trades in Securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although MacKay Shields has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

Causeway

         [TBD]

         INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

         Pursuant to the terms of the Trust's Investment Advisory Agreement, BACAP, as investment adviser to the Funds, is responsible for the overall management and supervision of the investment management of each Fund and individually selects and manages the investments of the Funds for which no sub-adviser is employed. For those Funds that do have investment sub-advisers, pursuant to the terms of the Trust's respective Investment Sub-Advisory Agreements, Brandes Causeway, MacKay Shields, and/or Marsico Capital select and manage the respective investments of the Funds for which they serve as sub-adviser. Each Adviser performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund. The Investment Advisory Agreement and Investment Sub-Advisory Agreements are sometimes referred to as the "Advisory Agreements."

         The Advisory Agreements generally provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of an Adviser's obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         Each Advisory Agreement became effective with respect to a Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Advisory Agreement is specifically approved at least annually by the Trust's Board, including its Independent Trustees. The respective Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BACAP on 60 days' written notice.

         The Funds pay BACAP an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreements. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. For those Funds that have investment sub-advisers, BACAP, in turn, from these fees it receives, pays investment sub-advisers for the services they provide to each Fund based on the percentage of the average daily net assets of each Fund, as set forth in the Investment Sub-Advisory Agreements.

         BACAP also may pay amounts from its own assets to BACAP Distributors or to selling or servicing agents for services they provide. The investment advisory agreements and the investment sub-advisory agreements for the Master Portfolios are generally similar to the Advisory Agreements.

         EXPENSE LIMITATIONS

         BACAP (or its predecessor) and/or BACAP Distributors has committed to:
(i) waive investment advisory fees and/or administration fees payable to it; and
(ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the schedules below.

         CONTRACTUAL ADVISORY/ADMINISTRATION FEE WAIVERS
         PERIOD FROM AUGUST 1, 2005, TO JULY 31, 2006

                                          ADVISORY         ADMINISTRATION
                                           WAIVERS            WAIVERS
FUNDS

Asset Allocation Fund                        n/a                n/a
Short-Term Income Fund                       n/a               0.02%
Government Securities Fund                         n/a          n/a
Strategic Income Fund                        n/a                n/a
Value Fund                                  0.05%            0.04% (1)
Intermediate Bond Master Portfolio           n/a                n/a
LifeGoal Income Portfolio                   0.10%              0.10%

(1)  Based on the first $500 million of net assets of the Fund.


         NATIONS FUNDS EXPENSE COMMITMENTS ESTABLISHED AT OVERALL FUND LEVEL PERIOD FROM AUGUST 1, 2005, TO JULY 31, 2006

                                                 FUND LEVEL EXPENSE COMMITMENT *
Intermediate Municipal Fund**                            0.50%
Municipal Income Fund**                                  0.60%
Short-term Municipal Fund **                             0.40%
Florida Intermediate Bond Fund**                         0.50%
Georgia Intermediate Bond Fund**                         0.50%
Maryland Intermediate Bond Fund**                        0.50%
North Carolina Intermediate Bond Fund**                  0.50%
South Carolina Intermediate Bond Fund**                  0.50%
Tennessee Intermediate Bond Fund**                       0.50%
Texas Intermediate Bond Fund**                           0.50%
Virginia Intermediate Bond Fund**                        0.50%
California Municipal Bond Fund**                         0.60%
California Intermediate Bond Fund**                      0.50%
Florida Municipal Bond Fund**                            0.60%
Kansas Municipal Income Fund                             0.60%
High Yield Bond Fund                                     0.93%
Intermediate Bond Fund**                                 0.81%
LargeCap Index Fund**                                    0.14%
LargeCap Enhanced Core Fund**                            0.50%
MidCap Index Fund                                        0.14%
SmallCap Index Fund**                                    0.21%
MidCap Value Fund**                                      1.25%
SmallCap Value Fund**                                    1.30%
Small Company Fund**                                     1.15%
Global Value Fund**                                      1.40%
Marsico International Opportunities Fund                 1.50%
Bond Fund                                                0.60%
LifeGoal Income Portfolio                                0.42%

* Waivers of BACAP advisory and/or BACAP Distributors administration fees and/or other expense reimbursements will result in the listed fund level expense commitments (excluding 12b-1 distribution/shareholder servicing/shareholder administration fees).

** BACAP and BACAP Distributors are entitled to recover from the fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment then in effect.

         NATIONS FUNDS EXPENSE COMMITMENTS ESTABLISHED AT OVERALL FUND LEVEL PERIOD FROM AUGUST 1, 2005, TO JULY 31, 2006

                                            FUND LEVEL EXPENSE CAP *

California Tax-Exempt Reserves**                       0.20%
Cash Reserves**                                        0.20%
Government Reserves**                                  0.20%
Money Market Reserves**                                0.20%
Municipal Reserves**                                   0.20%
New York Tax-Exempt Reserves**                         0.20%
Tax-Exempt Reserves**                                  0.20%
Treasury Reserves**                                    0.20%

* Waivers of BACAP advisory and/or BACAP Distributors administration fees and/or other expense reimbursements will result in the listed fund level expense commitments (excluding 12b-1 distribution/shareholder servicing/shareholder administration fees).

** BACAP and BACAP Distributors are entitled to recover from the fund any fees waived and/or expenses reimbursed for a three-year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment then in effect.

         ADVISORY FEE RATES

         At December 2004 meetings, the Board approved reductions in the maximum advisory fee rate payable by a Fund or Master Portfolio. The rates were reduced from those shown in the Funds' prospectuses to the following:

FUND                                                                                        RATE OF
                                                                                         COMPENSATION
Nations Bond Fund                                                          0.40% up to $500 million
                                                                           0.35% up to $1 billion
                                                                           0.32% up to $1.5 billion
                                                                           0.29% up to $3 billion
                                                                           0.28% up to $6 billion
                                                                           0.27% in excess of $6 billion
Nations California Intermediate Municipal Bond Fund                        0.40% up to $500 million
                                                                           0.35% up to $1 billion
                                                                           0.32% up to $1.5 billion
                                                                           0.29% up to $3 billion
                                                                           0.28% up to $6 billion
                                                                           0.27% in excess of $6 billion
Nations California Municipal Bond Fund                                     0.40% up to $500 million
                                                                           0.35% up to $1 billion
                                                                           0.32% up to $1.5 billion
                                                                           0.29% up to $3 billion
                                                                           0.28% up to $6 billion
                                                                           0.27% in excess of $6 billion
Nations Convertible Securities Fund                                        0.65% up to $500 million
                                                                           0.60% up to $1 billion
                                                                           0.55% up to $1.5 billion
                                                                           0.50% in excess of $1.5 billion
Nations Florida Intermediate Municipal Bond Fund                           0.40% up to $500 million
                                                                           0.35% up to $1 billion
                                                                           0.32% up to $1.5 billion
                                                                           0.29% up to $3 billion
                                                                           0.28% up to $6 billion
                                                                           0.27% in excess of $6 billion
Nations Florida Municipal Bond Fund                                        0.40% up to $500 million
                                                                           0.35% up to $1 billion
                                                                           0.32% up to $1.5 billion
                                                                           0.29% up to $3 billion
                                                                           0.28% up to $6 billion
                                                                           0.27% in excess of $6 billion

FUND                                                                                        RATE OF
                                                                                         COMPENSATION
Nations Georgia Intermediate Municipal Bond Fund                           0.40% up to $500 million
                                                                           0.35% up to $1 billion
                                                                           0.32% up to $1.5 billion
                                                                           0.29% up to $3 billion
                                                                           0.28% up to $6 billion
                                                                           0.27% in excess of $6 billion
Nations Global Value Fund                                                  0.90% up to $500 million
                                                                           0.85% up to $1 billion
                                                                           0.80% up to $1.5 billion
                                                                           0.75% up to $3 billion
                                                                           0.73% up to $6 billion
                                                                           0.71% in excess of $6 billion
Nations Government Securities Fund                                         0.39% up to $500 million
                                                                           0.34% up to $1 billion
                                                                           0.31% up to $1.5 billion
                                                                           0.28% up to $3 billion
                                                                           0.27% up to $6 billion
                                                                           0.26% in excess of $6 billion
Nations Intermediate Municipal Bond Fund                                   0.40% up to $500 million
                                                                           0.35% up to $1 billion
                                                                           0.32% up to $1.5 billion
                                                                           0.29% up to $3 billion
                                                                           0.28% up to $6 billion
                                                                           0.27% in excess of $6 billion
Nations Kansas Municipal Income Fund                                       0.40% up to $500 million
                                                                           0.35% up to $1 billion
                                                                           0.32% up to $1.5 billion
                                                                           0.29% up to $3 billion
                                                                           0.28% up to $6 billion
                                                                           0.27% in excess of $6 billion
Nations LargeCap Enhanced Core Fund                                        0.35% up to $500 million
                                                                           0.30% up to $1 billion
                                                                           0.25% up to $1.5 billion
                                                                           0.20% up to $3 billion
                                                                           0.18% up to $6 billion
                                                                           0.16% in excess of $6 billion

FUND                                                                                        RATE OF
                                                                                         COMPENSATION
Nations Maryland Intermediate Municipal Bond Fund                          0.40% up to $500 million
                                                                           0.35% up to $1 billion
                                                                           0.32% up to $1.5 billion
                                                                           0.29% up to $3 billion
                                                                           0.28% up to $6 billion
                                                                           0.27% in excess of $6 billion
Nations MidCap Value Fund                                                  0.65% up to $500 million
                                                                           0.60% up to $1 billion
                                                                           0.55% up to $1.5 billion
                                                                           0.50% in excess of $1.5 billion
Nations Municipal Income Fund                                              0.40% up to $500 million
                                                                           0.35% up to $1 billion
                                                                           0.32% up to $1.5 billion
                                                                           0.29% up to $3 billion
                                                                           0.28% up to $6 billion
                                                                           0.27% in excess of $6 billion
Nations North Carolina Intermediate Municipal Bond Fund                    0.40% up to $500 million
                                                                           0.35% up to $1 billion
                                                                           0.32% up to $1.5 billion
                                                                           0.29% up to $3 billion
                                                                           0.28% up to $6 billion
                                                                           0.27% in excess of $6 billion
Nations Short-Intermediate Government Fund                                 0.30% up to $500 million
                                                                           0.25% in excess of $500 million
Nations Short-Term Municipal Income Fund                                   0.30% up to $500 million
                                                                           0.25% in excess of $500 million
Nations South Carolina Intermediate Municipal Bond Fund                    0.40% up to $500 million
                                                                           0.35% up to $1 billion
                                                                           0.32% up to $1.5 billion
                                                                           0.29% up to $3 billion
                                                                           0.28% up to $6 billion
                                                                           0.27% in excess of $6 billion
Nations Strategic Income Fund                                              0.46% up to $500 million
                                                                           0.41% up to $1 billion
                                                                           0.38% up to $1.5 billion
                                                                           0.35% in excess of $1.5 billion
Nations Tennessee Intermediate Municipal Bond Fund                         0.40% up to $500 million
                                                                           0.35% up to $1 billion
                                                                           0.32% up to $1.5 billion
                                                                           0.29% up to $3 billion
                                                                           0.28% up to $6 billion
                                                                           0.27% in excess of $6 billion

FUND                                                                                        RATE OF
                                                                                         COMPENSATION
Nations Texas Intermediate Municipal Bond Fund                             0.40% up to $500 million
                                                                           0.35% up to $1 billion
                                                                           0.32% up to $1.5 billion
                                                                           0.29% up to $3 billion
                                                                           0.28% up to $6 billion
                                                                           0.27% in excess of $6 billion
Nations Value Fund                                                         0.60% up to $500 million
                                                                           0.55% up to $1 billion
                                                                           0.50% up to $1.5 billion
                                                                           0.45% up to $3 billion
                                                                           0.43% up to $6 billion
                                                                           0.41% in excess of $6 billion
Nations Virginia Intermediate Municipal Bond Fund                          0.40% up to $500 million
                                                                           0.35% up to $1 billion
                                                                           0.32% up to $1.5 billion
                                                                           0.29% up to $3 billion
                                                                           0.28% up to $6 billion
                                                                           0.27% in excess of $6 billion



MASTER PORTFOLIO                                                                            RATE OF
                                                                                         COMPENSATION
Nations Intermediate Bond Master Portfolio                                 0.40% up to $500 million
                                                                           0.35% up to $1 billion
                                                                           0.32% up to $1.5 billion
                                                                           0.29% up to $3 billion
                                                                           0.28% up to $6 billion
                                                                           0.27% in excess of $6 billion
Nations International Equity Master Portfolio                              0.70% up to $500 million
                                                                           0.65% up to $1 billion
                                                                           0.60% up to $1.5 billion
                                                                           0.55% up to $3 billion
                                                                           0.53% up to $6 billion
                                                                           0.51% in excess of $6 billion
Nations Marsico Focused Equities Master Portfolio                          0.75% up to $500 million
                                                                           0.70% up to $1 billion
                                                                           0.65% up to $1.5 billion
                                                                           0.60% up to $3 billion
                                                                           0.58% up to $6 billion
                                                                           0.56% in excess of $6 billion
Nations Marsico Growth Master Portfolio                                    0.75% up to $500 million
                                                                           0.70% up to $1 billion
                                                                           0.65% up to $1.5 billion
                                                                           0.60% up to $3 billion
                                                                           0.58% up to $6 billion
                                                                           0.56% in excess of $6 billion

MASTER PORTFOLIO                                                                            RATE OF
                                                                                         COMPENSATION
Nations International Value Master Portfolio                               0.85% up to $500 million
                                                                           0.80% up to $1 billion
                                                                           0.75% up to $1.5 billion
                                                                           0.70% up to $3 billion
                                                                           0.68% up to $6 billion
                                                                           0.66% in excess of $6 billion
Nations High Yield Bond Master Portfolio                                   0.55% up to $500 million
                                                                           0.52% up to $1 billion
                                                                           0.49% up to $1.5 billion
                                                                           0.46% in excess of $1.5 billion
Nations Marsico 21st Century Master Portfolio                              0.75% up to $500 million
                                                                           0.70% up to $1 billion
                                                                           0.65% up to $1.5 billion
                                                                           0.60% up to $3 billion
                                                                           0.58% up to $6 billion
                                                                           0.56% in excess of $6 billion
Nations SmallCap Value Master Portfolio                                    0.70% up to $500 million
                                                                           0.65% up to $1 billion
                                                                           0.60% in excess of $1 billion
Nations Strategic Growth Master Portfolio                                  0.60% up to $500 million
                                                                           0.55% up to $1 billion
                                                                           0.50% up to $1.5 billion
                                                                           0.45% up to $3 billion
                                                                           0.43% up to $6 billion
                                                                           0.41% in excess of $6 billion
Nations Small Company Master Portfolio                                     0.70% up to $500 million
                                                                           0.65% up to $1 billion
                                                                           0.60% in excess of $1 billion


         ADVISORY FEES PAID

         BACAP received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to BACAP, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2005. The Fixed-Income Sector Portfolios are only offered through certain wrap fee programs sponsored by Bank of America and certain of its affiliates. Participants in these programs pay asset-based fees for investment services, brokerage services and investment consultation. Out of the fees BACAP received from the wrap accounts, it pays for distribution, administration, transfer agency, custody and other services for each Fixed-Income Sector Portfolio. Accordingly, the Fixed-Income Sector Portfolios do not separately charge advisory fees.

                                                       Net              Amount         Reimbursed         Other
                                                   Amount Paid          Waived         by Adviser    Reimbursements*
INTERNATIONAL/GLOBAL STOCK FUNDS

Global Value Fund                               $3,565,099.00             $0               $0                $0
International Equity Fund(a)                     7,886,345.20         579,256               0                 0
International Value Fund(a)
Marsico International Opportunities Fund(a)      6,149,882.72              0                0                 0


STOCK FUNDS

                                                       Net              Amount         Reimbursed         Other
                                                   Amount Paid          Waived         by Adviser    Reimbursements*
Asset Allocation Fund                               1,002,992        126,294                0                 0
Convertible Securities Fund                      9,736,821.90              0                0                 0
Marsico 21st Century Fund(a)                        1,729,384              0                0                 0
Marsico Focused Equities Fund(a)                   19,323,084              0                0                 0
Marsico Growth Fund(a)                             11,838,790              0                0                 0
Marsico MidCap Growth Fund                          3,082,049              0                0                 0
MidCap Value Fund                                   3,472,030              0                0                 0
Small Company Fund(a)                               5,276,927              0                0                 0
SmallCap Value Fund                                 1,414,358              0           21,754                 0
Strategic Growth Fund(a)                           10,365,266              0                0                 0
Value Fund                                          9,382,253        488,521                0                 0

INDEX FUNDS

LargeCap Index Fund                                   137,106              0         1,464,841                0
LargeCap Enhanced Core Fund                           453,747              0          640,524                 0
MidCap Index Fund                                     143,518              0         1,675,122                0
SmallCap Index Fund                                   819,839              0          482,962                 0

LIFEGOAL PORTFOLIOS

LifeGoal Balanced Growth Portfolio                  1,567,442              0                0                 0
LifeGoal Growth Portfolio                             807,668              0                0                 0
LifeGoal Income and Growth Portfolio                  487,143              0                0                 0
LifeGoal Income Portfolio                             153,743          9,970          193,624                 0

GOVERNMENT & CORPORATE BOND FUNDS

Bond Fund                                        7,919,055.75         13,210                0                 0
Government Securities Fund                         838,523,25        119,956         1,044,185                0
High Yield Bond Fund(a)                             6,293,507              0                0                 0
Intermediate Bond Fund(a)                           2,745,058              0                0                 0
Short-Intermediate Government Fund                  1,117,557              0                0                 0
Short-Term Income Fund                              3,444,984        793,999                0                 0
Strategic Income Fund                               1,149,689        157,196                0                 0

MUNICIPAL BOND FUNDS

Intermediate Municipal Bond Fund                    4,384,700              0         2,345,645                0
Municipal Income Fund                               2,064,632              0          864,563                 0
Short-Term Municipal Income Fund                    1,469,199              0         1,654,068                0

STATE MUNICIPAL BOND FUNDS

California Bond Fund                                  781,732              0          472,718                 0
California Intermediate Bond Fund                     157,716              0          355,379                 0
Florida Intermediate Bond Fund                        381,266              0          456,315                 0
Florida Bond Fund                                     167,032              0          282,448                 0
Georgia Intermediate Bond Fund                        225,286              0          385,979                 0
Kansas Income Fund                                     69,389              0          272,031                 0
Maryland Intermediate Bond Fund                       373,959              0          491,226                 0
North Carolina Intermediate Bond Fund                 340,513              0          473,009                 0
South Carolina Intermediate Bond Fund              914,452.55              0          492,126                 0
Tennessee Intermediate Bond Fund                      229,034              0          257,243                 0
Texas Intermediate Bond Fund                          958,818              0          513,068                 0
Virginia Intermediate Bond Fund                     1,370,520              0          650,980                 0

FIXED-INCOME SECTOR PORTFOLIOS

Corporate Bond Portfolio                                    0              0                0                 0
Mortgage- and Asset-Backed Portfolio                        0              0                0                 0
High Income Portfolio                                       0              0                0                 0

MONEY MARKET FUNDS

California Tax-Exempt Reserves                      1,444,510        613,776         1,010,595                0
Cash Reserves                                      45,080,564      15,997,088        18,907,787               0
Government Reserves                                 3,130,058      1,189,619         1,628,420                0
Money Market Reserves                               8,493,434      3,065,826         3,769,872                0
Municipal Reserves                                  3,885,325      1,599,033         2,510,805                0
New York Tax-Exempt Reserves                          164,844              0          294,863                 0
Tax-Exempt Reserves                                 2,009,361        890,380         1,552,161                0
Treasury Reserves                                   7,472,730      2,750,426         3,528,975                0

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which may include one or more additional feeder funds.

* These fees were reimbursed by BACAP in connection with a commitment by Bank of America to return certain fees to any Fund that was the subject of a market timing agreement, irrespective or not as to whether or not there was an independent determination of any negative impact to any Fund shareholders.

         BACAP received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to BACAP, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2004. The Fixed-Income Sector Portfolios are only offered through certain wrap fee programs sponsored by Bank of America and certain of its affiliates. Participants in these programs pay asset-based fees for investment services, brokerage services and investment consultation. Out of the fees BACAP received from the wrap accounts, it pays for distribution, administration, transfer agency, custody and other services for each Fixed-Income Sector Portfolio. Accordingly, the Fixed-Income Sector Portfolios do not separately charge advisory fees.

                                                       Net              Amount         Reimbursed         Other
                                                   Amount Paid          Waived         by Adviser    Reimbursements*
INTERNATIONAL/GLOBAL STOCK FUNDS
Global Value Fund                                  $2,656,561             $0               $0                $0
International Equity Fund(a)                        6,441,131              0                0            66,200
International Value Fund(a)                        30,403,935      2,344,261                0                 0
Marsico International Opportunities Fund(a)         2,182,616              0                0                 0


STOCK FUNDS

Asset Allocation Fund                               1,290,432         50,610                0                 0
Convertible Securities Fund                         8,830,350              0                0            44,200
Marsico 21st Century Fund(a)                          725,971              0                0                 0
Marsico Focused Equities Fund(a)                   16,671,462              0                0                 0
Marsico Growth Fund(a)                              7,205,480              0                0                 0
Marsico MidCap Growth Fund                          3,312,234              0                0                 0
MidCap Value Fund                                   3,038,158              0                0                 0
Small Company Fund(a)                               6,301,293        137,552                0                 0
SmallCap Value Fund                                 1,100,222              0                0           130,000
Strategic Growth Fund(a)                           12,122,326              0                0             4,250
Value Fund                                          6,814,548        173,121                0             3,100

INDEX FUNDS

LargeCap Index Fund                                   834,998      2,234,498                0             1,100
LargeCap Enhanced Core Fund                           412,552        581,572                0               200
MidCap Index Fund                                   1,218,157      1,909,654                0             3,300
SmallCap Index Fund                                   821,683      1,327,206                0               800

LIFEGOAL PORTFOLIOS

LifeGoal Balanced Growth Portfolio                  1,104,691              0                0                 0
LifeGoal Growth Portfolio                             510,775              0                0                 0
LifeGoal Income and Growth Portfolio                  360,992              0                0                 0
LifeGoal Income Portfolio(b)                              n/a            n/a              n/a               n/a

GOVERNMENT & CORPORATE BOND FUNDS

Bond Fund                                           9,469,574        100,411                0                 0
Government Securities Fund                            911,341        213,430                0             1,100
High Yield Bond Fund(a)                             6,232,296              0                0                 0
Intermediate Bond Fund(a)                           3,045,031              0                0                 0
Short-Intermediate Government Fund                  1,369,642              0                0            78,000
Short-Term Income Fund                              2,171,623      1,085,811                0            55,000
Strategic Income Fund                                 922,812        230,703                0                 0

MUNICIPAL BOND FUNDS

Intermediate Municipal Bond Fund                    4,441,200      3,270,995                0            13,802
Municipal Income Fund                               2,398,028      1,352,728                0            64,062
Short-Term Municipal Income Fund                    1,384,108      2,099,911                0                 0

STATE MUNICIPAL BOND FUNDS

                                                       Net              Amount         Reimbursed         Other
                                                   Amount Paid          Waived         by Adviser    Reimbursements*
INTERNATIONAL/GLOBAL STOCK FUNDS
California Bond Fund                                  934,946        629,462                0             8,184
California Intermediate Bond Fund                     232,653        340,855                0                 0
Florida Intermediate Bond Fund                        466,242        531,501                0                 0
Florida Bond Fund                                     280,025        298,620                0                 0
Georgia Intermediate Bond Fund                        296,056        403,547                0                 0
Kansas Income Fund                                    195,372        252,947                0                 0
Maryland Intermediate Bond Fund                       442,994        540,987                0                 0
North Carolina Intermediate Bond Fund                 440,814        525,173                0                 0
South Carolina Intermediate Bond Fund                 492,095        542,400                0                 0
Tennessee Intermediate Bond Fund                       47,417        226,884                0                 0
Texas Intermediate Bond Fund                          521,311        562,512                0                 0
Virginia Intermediate Bond Fund                       708,431        695,327                0                 0

FIXED-INCOME SECTOR PORTFOLIOS

Corporate Bond Portfolio                                    0              0                0                 0
Mortgage- and Asset-Backed Portfolio                        0              0                0                 0
High Income Portfolio                                       0              0                0                 0

MONEY MARKET FUNDS

California Tax-Exempt Reserves                      2,571,065        642,772                0                 0
Cash Reserves                                      77,627,992      19,406,998               0           106,000
Government Reserves                                 5,826,806      1,456,701                0                 0
Money Market Reserves                              15,943,772      3,985,943                0                 0
Municipal Reserves                                  4,687,522      1,171,880                0                 0
New York Tax-Exempt Reserves                           75,832                               0                 0
                                                                       0

Tax-Exempt Reserves                                 3,504,497        894,703                0                 0
Treasury Reserves                                  12,295,451      3,073,863                0                 0

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which may include one or more additional feeder funds.

(b) There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

* These fees were reimbursed by BACAP in connection with a commitment by Bank of America to return certain fees to any Fund that was the subject of a market timing agreement, irrespective or not as to whether or not there was an independent determination of any negative impact to any Fund shareholders.

         As of January 1, 2003, BACAP replaced BA Advisors as investment adviser to the Funds. Prior to January 1, 2003, BA Advisors served as investment adviser to the Funds. Accordingly, the advisory fees paid by the Funds for the fiscal year ended March 31, 2003 as shown below, were paid to BACAP for the period between January 1, 2003 and March 31, 2003 and to BA Advisors for the period April 1, 2002 and December 31, 2002.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
INTERNATIONAL STOCK FUNDS

Global Value Fund                                  $1,462,129                $0                    $0
International Equity Fund(a)                        4,400,702                 0                     0
Marsico International Opportunities Fund(a)           306,406                 0                     0
International Value Fund(a)                        29,626,535         2,247,596                     0

STOCK FUNDS

Asset Allocation Fund                               1,943,911                 0                     0
Convertible Securities Fund                         5,357,700                 0                     0
Marsico 21st Century Fund(a)                          412,447                 0                     0
Marsico Focused Equities Fund(a)                   12,127,573                 0                     0
Marsico Growth Fund(a)                              3,934,953                 0                     0
Marsico MidCap Growth Fund                          3,443,236                 0                     0
MidCap Value Fund                                   1,537,290                 0                     0
SmallCap Value Fund*                                        0                 0                   n/a
Small Company Fund                                  5,039,388           447,791                     0
Strategic Growth Fund(a)                           10,894,470                 0                     0
Value Fund                                          5,592,028                 0                     0

INDEX FUNDS

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
LargeCap Index Fund                                   632,216         3,504,950                     0
LargeCap Enhanced Core Fund                           178,933           546,109                     0
MidCap Index Fund                                     817,518         2,452,563                     0
SmallCap Index Fund                                   224,971         1,954,601                     0

LIFEGOAL PORTFOLIOS

LifeGoal Balanced Growth Portfolio                    633,087                 0                     0
LifeGoal Growth Portfolio                             293,777                 0                     0
LifeGoal Income and Growth Portfolio                  157,617                 0                     0

GOVERNMENT & CORPORATE BOND FUNDS

Bond Fund                                           9,978,677            84,662                     0
Government Securities Fund                          1,094,630           225,000                     0
High Yield Bond Fund(a)                             2,432,911                 0                     0
Intermediate Bond Fund(a)                           2,578,927                 0                     0
Short-Intermediate Government Fund                  1,517,901                 0                     0
Short-Term Income Fund                              1,616,508           808,154                     0
Strategic Income Fund                                 840,287           210,072                     0

MUNICIPAL BOND FUNDS

Intermediate Municipal Bond Fund                    4,083,658         2,687,756                     0
Municipal Income Fund                               2,798,562         1,439,214                     0
Short-Term Municipal Income Fund                   1, 056,618         1,453,945                     0

STATE MUNICIPAL BOND FUNDS

California Bond Fund                                  901,949           587,081                     0
California Intermediate Bond Fund*                          0                 0                   n/a
Florida Intermediate Bond Fund                        489,238           488,010                     0
Florida Bond Fund                                     349,202           298,257                     0
Georgia Intermediate Bond Fund                        341,457           384,329                     0
Kansas Income Fund                                    219,965           269,573                     0
Maryland Intermediate Bond Fund                       480,213           485,290                     0
North Carolina Intermediate Bond Fund                 476,361           470,896                     0
South Carolina Intermediate Bond Fund                 548,231           507,488                     0
Tennessee Intermediate Bond Fund                       51,137           204,277                     0
Texas Intermediate Bond Fund                          592,446           522,627                     0
Virginia Intermediate Bond Fund                       758,316           634,987                     0

FIXED-INCOME SECTOR PORTFOLIOS

Corporate Bond Portfolio                                    0                 0                     0
Mortgage- and Asset-Backed Portfolio                        0                 0                     0
High Income Portfolio                                       0                 0                     0
MONEY MARKET FUNDS
California Tax-Exempt Reserves                      2,779,018           633,466                     0
Cash Reserves                                      93,816,479        20,988,173                     0
Government Reserves                                 6,107,968         1,504,228                     0
Money Market Reserves                              17,736,485         3,969,667                     0
Municipal Reserves                                  3,231,482           962,934                     0
New York Tax-Exempt Reserves                           55,381             5,079                     0
Tax-Exempt Reserves                                 3,629,793           897,521                     0
Treasury Reserves                                  13,102,738         2,934,187                     0


*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which may include one or more additional feeder funds.

         SUB-ADVISORY FEE RATES

         The maximum advisory fee rate payable by a Fund, along with the actual advisory fee rate (after taking into account any waivers) paid by a Fund last fiscal year, are shown in the Funds' prospectuses. BACAP, from the fees that it receives, pays the Funds' investment sub-advisers. The rates at which the various investment sub-advisers are paid as follows:

                                                Sub-Advisory Fee
                                                      Rate

INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Global Value Fund (Brandes)

Assets   < or = to $1 billion                          0.500%
Assets   > $1 billion                                  0.450%

International Value Fund (Brandes)                     0.500%
International Equity Master Portfolio
         (Marsico Capital)                             0.450%
         (Causeway)*                                   0.430%

GOVERNMENT & CORPORATE BOND FUNDS
(SUB-ADVISER)
High Yield Bond Fund (MacKay Shields)

Assets   < or = to $100 million                        0.400%
Assets   > $100 million to $200 million                0.375%
Assets   > $200 million                                0.350%


* Became sub-adviser effective May 11, 2004.

         SUB-ADVISORY FEES PAID

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BACAP or BACAP's predecessor -- BA Advisors -- for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2005. Sub-advisory fees paid to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown separately.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)

Global Value Fund (Brandes)                        $1,978,820                $0                    $0
International Value Fund(a) (Brandes)              20,547,909                 0                     0
International Equity Master Portfolio(a)
         (INVESCO)**                                  176,026                 0                     0
         (Marsico Capital)                          2,243,262                 0                     0
         (Putnam)**                                         0                 0                     0
         (Causeway)*                                2,033,622                 0                     0

GOVERNMENT & CORPORATE BOND FUNDS
(SUB-ADVISER)

High Yield Bond Fund(a) (MacKay Shields)            4,610,855                 0                     0


(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

* Became sub-adviser effective May 11, 2004.

** Sub-advisory agreement terminated as of May 10, 2004.

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BACAP or BACAP's predecessor -- BA Advisors -- for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2004. Sub-advisory fees paid to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown separately.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Global Value Fund (Brandes)                        $1,478,420                $0                    $0
International Value Fund(a) (Brandes)             $18,234,670                 0                     0
International Equity Master Portfolio(a)
         (INVESCO)**                               $1,421,151                 0                     0
         (Marsico Capital)                                n/a               n/a                   n/a

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
         (Putnam)**                                $1,420,486                 0                     0
         (Causeway)*                                      n/a               n/a                   n/a

GOVERNMENT & CORPORATE BOND FUNDS
(SUB-ADVISER)

High Yield Bond Fund(a) (MacKay Shields)           $4,055,583                 0                     0


(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

* Became sub-adviser effective May 11, 2004

.. ** Sub-advisory agreement terminated as of May 10, 2004.

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BACAP or BACAP's predecessor -- BA Advisors -- for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2003. Sub-advisory fees paid to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown separately.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Global Value Fund (Brandes)                          $811,611                $0                    $0
International Value Fund(a) (Brandes)              17,693,421                 0                     0
International Equity Master Portfolio(a)
         (INVESCO)                                  1,062,928                 0                     0
         (Marsico Capital)                                n/a               n/a                   n/a
         (Putnam)                                   1,079,533                 0                     0

GOVERNMENT & CORPORATE BOND FUNDS
(SUB-ADVISER)

High Yield Bond Fund(a) (MacKay Shields)            1,623,884                 0                     0


         (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         ADMINISTRATOR AND SUB-ADMINISTRATOR

         ADMINISTRATOR

         BACAP Distributors serves as Administrator of the Funds. On or about August 22, 2005, it is anticipated that Columbia will become the administrator of the Nations Funds. The Administrator serves under an Administration Agreement which provides that the Administrator may receive fees as compensation for its services, which are computed daily and paid monthly, at the annual rate of:

FUND                                                                                        RATE OF
                                                                                         COMPENSATION
Nations Municipal Income Fund, Nations Florida Municipal Bond Fund,                          0.14%
Nations Kansas Municipal Income Fund and Nations California Municipal
Bond Fund
Fixed Income Funds (except Nations High Yield Bond Fund, Nations                             0.15%
Municipal Income Fund, Nations Florida Municipal Bond Fund, Nations
Kansas Municipal Income Fund and Nations California Municipal Bond Fund):
International Funds (except Nations International Equity Fund and                            0.17%
Nations Marsico International Opportunities Fund):

FUND                                                                                                    RATE OF
                                                                                                     COMPENSATION
Domestic Equity Funds (except Nations Asset Allocation Fund,  Nations                                    0.17%
LargeCap Index Fund, Nations MidCap Index Fund, Nations SmallCap Index
Fund, Nations Marsico 21st Century Fund, Nations Marsico Focused
Equities Fund, Nations Marsico Growth Fund, Nations SmallCap Value Fund,
Nations Small Company Fund, Nations Strategic Growth Fund and Nations
Marsico MidCap Growth Fund):
Money Market Funds and Nations LargeCap Index Fund, Nations MidCap Index                                 0.10%
Fund and Nations SmallCap Index Fund:
Nations High Yield Bond Fund:                                                                            0.18%
Nations Asset Allocation Fund, Nations International Equity Fund,                                        0.12%
Nations Marsico International Opportunities Fund, Nations Marsico 21st
Century Fund, Nations Marsico Focused Equities Fund, Nations Marsico
Growth Fund, Nations SmallCap Value Fund, Nations Small Company Fund and
Nations Strategic Growth Fund:
Nations Marsico MidCap Growth Fund and Nations LifeGoal Income Portfolio                                 0.23%
Nations LifeGoal Growth Portfolio, Nations LifeGoal Balanced Growth                      As mutually agreed upon by the Trust
Portfolio, Nations LifeGoal Income and Growth Portfolio, Corporate Bond                  and BACAP Distributors from time to
Portfolio, Mortgage- and Asset-Backed Portfolio and High Income                          time. Pursuant to separate agreements for
Portfolio:                                                                               these Funds, an affiliate of BACAP
                                                                                         Distributors has agreed to absorb all fees
                                                                                         and expenses incurred under this
                                                                                         Agreement.

           Each percentage amount is of the average daily net assets of a Fund. BACAP Distributors also may pay amounts from its own assets to selling or servicing agents for services they provide.

         The Fixed-Income Sector Portfolios are only offered through certain wrap fee programs sponsored by Bank of America and certain of its affiliates. Participants in these programs pay asset-based fees for investment services, brokerage services and investment consultation. Out of the fees BACAP received from the wrap accounts, it pays distribution, administration, transfer agency, custody and other services for each Fixed-Income Sector Portfolio. Accordingly, the Fixed-Income Sector Portfolios do not separately charge administration fees.

         Pursuant to the Administration Agreement, BACAP Distributors has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board meetings, (iv) coordinate the provision of legal advice to the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to each Fund's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the Trust by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations, (viii) provide accounting and bookkeeping services for the Funds, (ix) compute each Fund's net asset value and net income, (x) accumulate information required for the Trust's reports to shareholders and the SEC, (xi) prepare and file the Trust's federal and state tax returns, (xii) perform monthly compliance testing for the Trust, and (xiii) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information.

         The Administration Agreement may be terminated by a vote of a majority of the Trustees or by BACAP

Distributors, on 60 days' written notice without penalty. The Administration Agreement is not assignable without the written consent of the other party. Furthermore, the Administration Agreement provides that BACAP Distributors shall not be liable to the Funds or to their shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of either BACAP Distributors.

         SUB-ADMINISTRATOR

         BNY serves as Sub-Administrator for the Funds pursuant to a Sub-Administration Agreement. Pursuant to its terms, BNY assists BACAP and BACAP Distributors in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, BNY is entitled to receive a monthly fee from BACAP Distributors based on an annual rate of the Funds' average daily net assets, as shown below.

MONEY MARKET FUNDS                                FEE RATE

First               $2 billion                    0.000100
Next                $1 billion                    0.000075
On excess           (>$3.0 billion)               0.000025
STOCK FUNDS (EXCLUDING MARSICO 21ST CENTURY
FUND)

First               $500 million                  0.000550
Next                $500 million                  0.000450
Next                $500 million                  0.000250
Next                $500 million                  0.000150
On excess           (>$2.0 billion)               0.000050
GOVERNMENT & CORPORATE BOND FUNDS, MUNICIPAL
BOND FUNDS AND STATE MUNICIPAL BOND FUNDS
(EXCLUDING HIGH YIELD BOND FUND)

First               $500 million                  0.000450
Next                $500 million                  0.000350
Next                $250 million                  0.000225
Next                $250 million                  0.000100
On excess           (>$1.5 billion)               0.000050
INTERNATIONAL/GLOBAL STOCK FUNDS (& HIGH YIELD
BOND, MARSICO 21ST CENTURY)

First               $500 million                  0.00060
Next                $500 million                  0.00050
Next                $250 million                  0.00040
Next                $250 million                  0.00030
On excess           (>$1.5 billion)               0.00005
         ADMINISTRATION AND SUB-ADMINISTRATION FEES PAID

         The table set forth below states the net administration fees paid to BACAP Distributors and the sub-administration fees paid to BNY for each Fund's fiscal year ended March 31, 2005.

                                                       Net              Net Sub-
                                                 Administration    Administration Fees
                                                      Fees             Paid to BNY
                                                  Paid to BACAP         by BACAP
                                                  Distributors        Distributors
                                                   by the Fund
INTERNATIONAL/GLOBAL STOCK FUNDS

Global Value Fund                                    $566,209           $237,458
International Equity Fund(a)                        1,511,804            563,097
International Value Fund(a)                         5,249,498            828,877
Marsico International Opportunities Fund(a)         1,256,432            434,540

DOMESTIC STOCK FUNDS

Asset Allocation Fund

Convertible Securities Fund                         2,601,866            631,352
Marsico 21st Century Fund(a)                          519,044            138,342
Marsico Focused Equities Fund(a)                    2,634,629            733,194
Marsico Growth Fund(a)                              1,353,511            637,448

                                                       Net              Net Sub-
                                                 Administration    Administration Fees
                                                      Fees             Paid to BNY
                                                  Paid to BACAP         by BACAP
                                                  Distributors        Distributors
                                                   by the Fund
Marsico MidCap Growth Fund                          1,090,571            260,888
MidCap Value Fund                                   1,116,377            291,219
SmallCap Value Fund                                   360,740             95,688
Small Company Fund(a)                                 662,848            325,664
Strategic Growth Fund(a)                            2,021,703            648,653
Value Fund                                          1,530,093            631,191

INDEX FUNDS

LargeCap Index Fund                                                      582,019
LargeCap Enhanced Core Fund                           594,399            158,134
MidCap Index Fund                                   1,531,139            629,739
SmallCap Index Fund                                   674,598            495,111


LIFEGOAL PORTFOLIOS

LifeGoal Balanced Growth Portfolio                          0                  0
LifeGoal Growth Portfolio                                   0                  0
LifeGoal Income and Growth Portfolio                        0                  0
LifeGoal Income Portfolio                              82,415                  0

GOVERNMENT & CORPORATE BOND FUNDS

Bond Fund                                           3,601,913            509,957
Government Securities Fund                            208,842             78,804
High Yield Bond Fund(a)                             1,370,286            584,257
Intermediate Bond Fund(a)                           1,099,541            283,712
Short-Intermediate Government Fund                    570,232            167,599
Short-Term Income Fund                              1,809,491            433,353
Strategic Income Fund                                 350,201            106,319

MUNICIPAL BOND FUNDS

Intermediate Municipal Bond Fund                    3,465,233            494,063
Municipal Income Fund                               1,244,271            270,508
Short-Term Municipal Income Fund                    2,118,469            415,517

STATE MUNICIPAL BOND FUNDS

California Bond Fund                                                     120,737
California Intermediate Bond Fund                                         57,715
Florida Intermediate Bond Fund                                            94,217
Florida Bond Fund                                                         43,192
Georgia Intermediate Bond Fund                                            68,762
Kansas Income Fund                                    143,976             32,886
Maryland Intermediate Bond Fund                       427,919             97,322
North Carolina Intermediate Bond Fund                 402,561             91,515
South Carolina Intermediate Bond Fund                 348,535            102,866
Tennessee Intermediate Bond Fund                       87,018             25,764
Texas Intermediate Bond Fund                          365,715            107,855
Virginia Intermediate Bond Fund                       518,513            154,172

MONEY MARKET FUNDS

California Tax-Exempt Reserves                                           203,444
Cash Reserves                                                          1,533,091
Government Reserves                                                      299,135
Money Market Reserves                                                    455,486
Municipal Reserves                                                       333,253
New York Tax-Exempt Reserves                                               8,867
Tax-Exempt Reserves                                                      272,595
Treasury Reserves                                                        429,202

(a)The Administration fees and Sub-Administration fees are paid at both the Master and Feeder level; amounts shown above include only the portion paid at the Feeder Fund level.

         The table set forth below states the net administration fees paid to BACAP Distributors and the sub-administration fees paid to BNY for each Fund's fiscal year ended March 31, 2004.

                                                       Net              Net Sub-
                                                 Administration    Administration Fees
                                                      Fees             Paid to BNY
                                                  Paid to BACAP         by BACAP
                                                  Distributors        Distributors
                                                   by the Fund
INTERNATIONAL/GLOBAL STOCK FUNDS

Global Value Fund                                    $541,704           $177,251
International Equity Fund(a)                        1,317,554            453,093
International Value Fund(a)                         4,445,399            804,758
Marsico International Opportunities Fund(a)           436,142            163,925

DOMESTIC STOCK FUNDS

Asset Allocation Fund                                 365,274            113,126
Convertible Securities Fund                         2,536,565            588,021
Marsico 21st Century Fund(a)                          164,345             58,047
Marsico Focused Equities Fund(a)                    2,134,066            702,693
Marsico Growth Fund(a)                                743,367            455,168
Marsico MidCap Growth Fund                            893,016            279,002
MidCap Value Fund                                     736,981            232,043
SmallCap Value Fund                                   153,452             67,279
Small Company Fund(a)                                 703,599            367,759
Strategic Growth Fund(a)                            2,635,493            676,183
Value Fund                                          1,628,081            497,963

INDEX FUNDS

LargeCap Index Fund                                 1,186,926            539,086
LargeCap Enhanced Core Fund                           434,806            136,816
MidCap Index Fund                                     679,475            552,888
SmallCap Index Fund                                   707,584            395,143


LIFEGOAL PORTFOLIOS

LifeGoal Balanced Growth Portfolio                          0                  0
LifeGoal Growth Portfolio                                   0                  0
LifeGoal Income and Growth Portfolio                        0                  0
LifeGoal Income Portfolio                                 n/a                n/a

GOVERNMENT & CORPORATE BOND FUNDS

Bond Fund                                           4,863,355            458,520
Government Securities Fund                            284,746            102,541
High Yield Bond Fund(a)                             1,349,879            574,447
Intermediate Bond Fund(a)                             938,071            306,217
Short-Intermediate Government Fund                    799,058            205,344
Short-Term Income Fund                              1,969,969            418,819
Strategic Income Fund                                 432,271             75,277

MUNICIPAL BOND FUNDS

Intermediate Municipal Bond Fund                    3,739,038            502,666
Municipal Income Fund                               1,338,181            312,601
Short-Term Municipal Income Fund                    2,118,663            436,282

STATE MUNICIPAL BOND FUNDS

California Bond Fund                                  547,513            140,824
California Intermediate Bond Fund                     250,900             64,529
Florida Intermediate Bond Fund                        436,493            112,265
Florida Bond Fund                                     202,519             52,085
Georgia Intermediate Bond Fund                        306,066             78,717
Kansas Income Fund                                    156,899             40,354
Maryland Intermediate Bond Fund                       430,479            110,710
North Carolina Intermediate Bond Fund                 422,604            108,689
South Carolina Intermediate Bond Fund                 452,571            116,401
Tennessee Intermediate Bond Fund                      120,002             30,863
Texas Intermediate Bond Fund                          474,150            121,953
Virginia Intermediate Bond Fund                       614,120            157,945

MONEY MARKET FUNDS

California Tax-Exempt Reserves                      1,061,772            210,647
Cash Reserves                                      41,646,588          1,817,250

                                                       Net              Net Sub-
                                                 Administration    Administration Fees
                                                      Fees             Paid to BNY
                                                  Paid to BACAP         by BACAP
                                                  Distributors        Distributors
                                                   by the Fund
Government Reserves                                 2,861,668            321,392
Money Market Reserves                               8,482,090            532,162
Municipal Reserves                                  2,080,135            297,657
New York Tax-Exempt Reserves                         (90,624)              5,036
Tax-Exempt Reserves                                 1,544,628            268,266
Treasury Reserves                                   6,365,197            456,155

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a)The Administration fees and Sub-Administration fees are paid at both the Master and Feeder level; amounts shown above include only the portion paid at the Feeder Fund level.

         Prior to January 1, 2003, Stephens and BACAP Distributors (formerly BA Advisors) served as co-administrators. Accordingly, the co-administration fees paid by the Funds as shown below, were paid to BACAP Distributors and Stephens.

         The table set forth below states the net co-administration fees paid to BACAP Distributors (as sole administrator for the period January 1, 2003 through March 31, 2003, and as co-administrator for the period from April 1, 2002 through December 31, 2002) and Stephens (as co-administrator for the period from April 1, 2002 through December 31, 2002) and the sub-administration fees paid to BNY for each Fund's fiscal year ended March 31, 2003.

                                                       Net                                   Net Sub-
                                                 Administration            Net          Administration Fees
                                                      Fees         Administration Fees      Paid to BNY
                                                  Paid to BACAP    Paid to Stephens by       by BACAP
                                                  Distributors         by the Fund         Distributors
                                                   by the Fund
INTERNATIONAL/GLOBAL STOCK FUNDS

Global Value Fund                                    $215,796           $61,262               $97,316
International Equity Fund(a)                          404,704           189,443               341,734
Marsico International Opportunities Fund(a)          (92,823)             8,822                22,947
International Value Fund(a)                         2,284,770         1,994,518               799,208

DOMESTIC STOCK FUNDS

Asset Allocation Fund                                 366,587           156,880               164,355
Convertible Securities Fund                         1,061,586           413,299               420,881
Marsico 21st Century Fund(a)                           12,767            25,618                32,874
Marsico Focused Equities Fund(a)                      457,205           972,803               638,415
Marsico Growth Fund(a)                                139,856           248,020               279,780
Marsico MidCap Growth Fund                            657,957           272,941               287,397
MidCap Value Fund                                     269,401            90,120               112,628
SmallCap Value Fund*                                      n/a               n/a                   n/a
Small Company Fund                                    759,986           318,417               323,982
Strategic Growth Fund(a)                            1,916,429           718,072               664,473
Value Fund                                            692,582           280,037               298,402

INDEX FUNDS

LargeCap Index Fund                                 1,301,182           573,547               504,112
LargeCap Enhanced Core Fund                           227,654            89,674                99,576
MidCap Index Fund                                     658,423           417,462               417,539
SmallCap Index Fund                                   686,678           271,738               294,953

LIFEGOAL PORTFOLIOS

LifeGoal Balanced Growth Portfolio                          0                 0                64,311
LifeGoal Growth Portfolio                                   0                 0                32,516
LifeGoal Income and Growth Portfolio                        0                 0                14,417

GOVERNMENT & CORPORATE BOND FUNDS

Bond Fund                                           3,344,843         1,670,366               524,041
Government Securities Fund                            310,912            31,101               123,197
High Yield Bond Fund(a)                               336,700           166,289               239,816
Intermediate Bond Fund(a)                             496,217           287,338               261,000
Short-Intermediate Government Fund                    640,385           246,747               225,988

                                                       Net                                   Net Sub-
                                                 Administration            Net          Administration Fees
                                                      Fees         Administration Fees      Paid to BNY
                                                  Paid to BACAP    Paid to Stephens by       by BACAP
                                                  Distributors         by the Fund         Distributors
                                                   by the Fund
Short-Term Income Fund                              1,047,309           397,735               332,905
Strategic Income Fund                                 279,129           153,228                29,716

MUNICIPAL BOND FUNDS

Intermediate Municipal Bond Fund                    2,183,795           716,065               485,639
Municipal Income Fund                               1,030,434           317,893               346,692
Short-Term Municipal Income Fund                    1,048,422           283,366               341,846

STATE MUNICIPAL BOND FUNDS

California Bond Fund                                  365,024            96,437               134,194
California Intermediate Bond Fund*                        n/a               n/a                   n/a
Florida Intermediate Bond Fund                        297,090            81,551               109,955
Florida Bond Fund                                     156,593            44,094                58,282
Georgia Intermediate Bond Fund                        220,150            61,065                81,663
Kansas Income Fund                                    118,517            33,219                44,066
Maryland Intermediate Bond Fund                       292,992            81,094               108,640
North Carolina Intermediate Bond Fund                 287,568            79,449               106,590
South Carolina Intermediate Bond Fund                 319,858            89,191               118,788
Tennessee Intermediate Bond Fund                       78,224            20,734                28,740
Texas Intermediate Bond Fund                          337,447            94,591               125,470
Virginia Intermediate Bond Fund                       423,395           116,447               156,777

MONEY MARKET FUNDS

California Tax-Exempt Reserves                        937,750           127,192               220,601
Cash Reserves                                      44,696,689         4,362,398             2,113,413
Government Reserves                                 2,545,105           289,843               326,870
Money Market Reserves                               8,138,052           821,589               561,770
Municipal Reserves                                  1,193,455           148,307               255,348
New York Tax-Exempt Reserves                        (156,157)             2,405                 4,010
Tax-Exempt Reserves                                 1,043,186           137,164               236,420
Treasury Reserves                                   5,734,874           603,110               467,282

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a) A certain amount of Co-Administration fees and Sub-Administration fees are also paid at the Master Portfolio level.

         12B-1 PLANS

         The Trust has adopted a Rule 12b-1, or distribution plan, for the Investor A, Investor B, Investor C, Daily Shares, Investor Shares, Liquidity Shares, Market Shares and Service Shares of the Funds that offer those classes. See "Capital Stock -- Description of the Trust's Shares" for information about which Funds offer which classes of shares.

         With respect to a Fund's Investor A Shares, the Trust has adopted a combined distribution and shareholder servicing plan. The Investor A Distribution and Shareholder Servicing Plan and the Investor A Distribution Plan provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide or to Servicing Agents for shareholder services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Investor A Shares of the Money Market Funds and up to 0.25% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

         With respect to a Fund's Investor B Shares, the Trust has adopted a distribution plan. The Investor B Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Investor B Shares of the Funds. BACAP Distributors has entered into an arrangement whereby sales commissions payable to broker/dealers with respect to sales of Investor B Shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, BACAP Distributors has assigned certain amounts that it is entitled to receive pursuant to the Investor B Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

         With respect to a Fund's Investor C Shares, the Trust has adopted a distribution plan. The Investor C Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Investor C Shares of the Funds.

         With respect to a Fund's Daily Shares, the Trust has adopted a distribution plan. The Daily Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.35% (on an annualized basis) of the average daily net asset value of the Daily Shares of the Funds.

         The Liquidity Distribution Plan provides that a Fund may reimburse distribution-related expenses of the Distributor for Liquidity Class Shares up to 0.25% (on an annualized basis) of the Funds' Liquidity Class Shares average daily net asset value and additionally, a Fund may pay the Distributor a fee of up to 0.25% (on an annualized basis) of the Liquidity Class Funds' average daily net assets. However, under the plan, to the extent that the Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed 0.25% (on an annualized basis) of the average daily net assets of any such Fund's Liquidity Class Shares.

         With respect to the Money Market Funds, the Trust has adopted a reduced distribution (12b-1) and shareholder servicing fee rates for the Liquidity Class Shares and a reduced distribution (12b-1) fee for the Service Class Shares. Under the revised Liquidity Class Distribution Plan, the Trust may reimburse distribution-related expenses of BACAP Distributors, LLC for Liquidity Class Shares at an annual rate of 0.25% of the average daily net assets of the Funds' Liquidity Class Shares and additionally, the Trust may pay BACAP Distributor, LLC a fee of up to 0.25% of the Liquidity Class Funds' average daily net assets. BACAP Distributors, LLC may reimburse or compensate certain selling agents from these amounts. In addition, the Trust's revised Liquidity Class Shares Shareholder Servicing Plan provides that shareholder servicing fees of up to 0.25% of the average daily net assets of the Funds' Liquidity Class Shares can be paid to shareholder servicing agents. However, under the revised plans, to the extent that any Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed, on an annual basis, 0.25% of the average daily net assets of any such Fund's Liquidity Class Shares. The Trust has also adopted a reduction in the contractual waiver of distribution and shareholder servicing fees so that the net total Fund operating expense remained the same under the new distribution and shareholder servicing fees and a reduced distribution (12b-1) fee for the Service Class Shares of 0.55% of the average daily net assets of the Funds' Service Class Shares.

         With respect to a Fund's Market Shares, the Trust has adopted a distribution plan. The Market Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.20% (on an annualized basis) of the average daily net asset value of the Market Shares of the Funds.

         With respect to a Fund's Service Class Shares, the Trust has adopted a distribution plan. The Service Class Distribution Plan provides that a Fund may pay the Distributor up to 0.55% (on an annualized basis) of the average daily net asset value of the Service Class Shares of the Funds that the Distributor may use to compensate Selling Agents.

         Payments under the Investor A Distribution and Servicing Plan, the Investor A Distribution Plan, Investor B Distribution Plan, Investor C Distribution Plan, Daily Class Distribution Plan, Market Class or Service Class Distribution Plan and Investor Class Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

         Payments under the Liquidity Distribution Plan may be made with respect to the following: (i) the incremental printing costs incurred in producing for and distributing to persons other than current shareholders, the reports, prospectuses, notices and similar materials that are prepared for current shareholders; (ii) the cost of complying with state and federal laws pertaining to the distribution of the shares; (iii) advertising; (iv) the costs of preparing, printing and distributing any literature used in connection with the offering of the shares; (v) expenses incurred in connection with the promotion and sale of the shares including, travel and communication expenses and expenses for the compensation of and benefits for sales personnel; and (vi) any other expenses reasonably incurred in connection with the distribution and marketing of the shares.

         Payments under the Market Class Distribution Plan may be made with respect to the following: (i) to compensate Selling Agents for providing distribution assistance relating to that shares; (ii) for promotional activities intended to result in the sale of the shares such as by paying for the preparation, printing and distribution of prospectuses for other than current shareholders; and (iii) to compensate Selling Agents for providing distribution services with regard to their customers who are, from time to time, beneficial and record owners of shares.

         All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

         Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous year to be carried over to the current year from August 1, 2004 to July 31, 2005.

         The Funds participate in joint distribution activities with other Funds in the Nations Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Nations Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

         For the Investor A Distribution and Shareholder Servicing Plan and the Investor A Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2005 for the indicated activities:

                                                         Printing and
                                                          Mailing of
                                                          Prosp. to                                          Interest,
                                                         Shareholders                                        Carrying
                                                          Other than                              Comp. to   or Other
                                                           Current       12b-1 Fees   Comp. to    Sales      Financial
                                           Advertising   Shareholders       Paid      Distributor Personnel   Charges
INTERNATIONAL/GLOBAL STOCK FUNDS

Global Value Fund                               $0           $0          317,583        $0         $0         $0
International Equity Fund                        0            0           67,426         0          0          0
International Value Fund                         0            0                          0          0          0
Marsico International Opportunities Fund         0            0           78,836         0          0          0

STOCK FUNDS

Asset Allocation Fund                            0            0                          0          0          0
Convertible Securities Fund                      0            0          955,962         0          0          0
Marsico 21st Century Fund                        0            0          223,073         0          0          0
Marsico Focused Equities Fund                    0            0                          0          0          0
Marsico Growth Fund                              0            0                          0          0          0
Marsico MidCap Growth Fund                       0            0           53,938         0          0          0
MidCap Value Fund                                0            0           22,313         0          0          0
SmallCap Value Fund                              0            0           10,731         0          0          0
Small Company Fund                               0            0                          0          0          0
Strategic Growth Fund                            0            0                          0          0          0
Value Fund                                       0            0          595,771         0          0          0

INDEX FUNDS

LargeCap Index Fund                              0            0                          0          0          0

                                                         Printing and
                                                          Mailing of
                                                          Prosp. to                                          Interest,
                                                         Shareholders                                        Carrying
                                                          Other than                              Comp. to   or Other
                                                           Current       12b-1 Fees   Comp. to    Sales      Financial
                                           Advertising   Shareholders       Paid      Distributor Personnel   Charges
LargeCap Enhanced Core Fund                      0            0           44,912         0          0          0
MidCap Index Fund                                0            0           21,066         0          0          0
SmallCap Index Fund                              0            0           34,262         0          0          0

LIFEGOAL PORTFOLIOS

LifeGoal Balanced Growth Portfolio               0            0          319,738         0          0          0
LifeGoal Growth Portfolio                        0            0          193,115         0          0          0
LifeGoal Income and Growth Portfolio             0            0           92,668         0          0          0
LifeGoal Income Portfolio                        0            0           80,285         0          0          0

GOVERNMENT & CORPORATE BOND FUNDS

Bond Fund                                        0            0           83,665         0          0          0
Government Securities Fund                       0            0          108,043         0          0          0
High Yield Bond Fund                             0            0                          0          0          0
Intermediate Bond Fund                           0            0                          0          0          0
Short-Intermediate Government Fund               0            0           87,928         0          0          0
Short-Term Income Fund                           0            0          230,389         0          0          0
Strategic Income Fund                            0            0           75,031         0          0          0

MUNICIPAL BOND FUNDS

Intermediate Municipal Bond Fund                 0            0           85,728         0          0          0
Municipal Income Fund                            0            0           77,951         0          0          0
Short-Term Municipal Income Fund                 0            0          308,497         0          0          0

STATE MUNICIPAL BOND FUNDS

California Bond Fund                             0            0                          0          0          0
California Intermediate Bond Fund                0            0                          0          0          0
Florida Intermediate Bond Fund                   0            0                          0          0          0
Florida Bond Fund                                0            0                          0          0          0
Georgia Intermediate Bond Fund                   0            0                          0          0          0
Kansas Income Fund                               0            0           10,354         0          0          0
Maryland Intermediate Bond Fund                  0            0           78,787         0          0          0
North Carolina Intermediate Bond Fund            0            0           59,002         0          0          0
South Carolina Intermediate Bond Fund            0            0           60,578         0          0          0
Tennessee Intermediate Bond Fund                 0            0           38,417         0          0          0
Texas Intermediate Bond Fund                     0            0           16,814         0          0          0
Virginia Intermediate Bond Fund                  0            0          135,280         0          0          0

MONEY MARKET FUNDS

California Tax-Exempt Reserves                   0            0                          0          0          0
Cash Reserves                                    0            0                          0          0          0
Government Reserves                              0            0                          0          0          0
Money Market Reserves                            0            0                          0          0          0
Municipal Reserves                               0            0                          0          0          0
New York Tax-Exempt Reserves                     0            0                          0          0          0
Tax-Exempt Reserves                              0            0                          0          0          0
Treasury Reserves                                0            0                          0          0          0


         For the Investor B Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2005 for the indicated activities:

                                                          Printing and
                                                           Mailing of
                                                            Prosp. to                                        Interest,
                                                          Shareholders                                       Carrying
                                                           Other than                  Comp. to   Comp. to   or Other
                                                             Current       Comp. to    Broker/    Sales      Financial
                                            Advertising   Shareholders   Distributors   Dealers   Personnel   Charges
INTERNATIONAL/GLOBAL STOCK FUNDS

Global Value Fund                                 $0          $0          344,112       $0         $0         $0

                                                          Printing and
                                                           Mailing of
                                                            Prosp. to                                        Interest,
                                                          Shareholders                                       Carrying
                                                           Other than                  Comp. to   Comp. to   or Other
                                                             Current       Comp. to    Broker/    Sales      Financial
                                            Advertising   Shareholders   Distributors   Dealers   Personnel   Charges
International Equity Fund                          0           0           94,156        0          0          0
International Value Fund                           0           0          120,757        0          0          0
Marsico International Opportunities Fund           0           0                         0          0          0

STOCK FUNDS

Asset Allocation Fund                              0           0                         0          0          0
Convertible Securities Fund                        0           0         1,488,388       0          0          0
Marsico 21st Century Fund                          0           0          510,213        0          0          0
Marsico Focused Equities Fund                      0           0                         0          0          0
Marsico Growth Fund                                0           0          245,430        0          0          0
Marsico MidCap Growth Fund                         0           0           38,252        0          0          0
MidCap Value Fund                                  0           0                         0          0          0
Small Company Fund                                 0           0           14,567        0          0          0
Small Cap Value Fund                               0           0                         0          0          0
Strategic Growth Fund                              0           0                         0          0          0
Value Fund                                         0           0          838,084        0          0          0

INDEX FUNDS

LargeCap Index Fund                                0           0                         0          0          0
LargeCap Enhanced Core Fund                        0           0                         0          0          0
MidCap Index Fund                                  0           0                         0          0          0
SmallCap Index Fund                                0           0                         0          0          0

LIFEGOAL PORTFOLIOS

LifeGoal Balanced Growth Portfolio                 0           0         2,359,380       0          0          0
LifeGoal Growth Portfolio                          0           0         1,028,773       0          0          0
LifeGoal Income and Growth Portfolio               0           0          835,083        0          0          0
LifeGoal Income Portfolio*                         0           0          123,009        0          0

GOVERNMENT & CORPORATE BOND FUNDS

Bond Fund                                          0           0          112,402        0          0          0
Government Securities Fund                         0           0          374,671        0          0          0
High Yield Bond Fund                               0           0                         0          0          0
Intermediate Bond Fund                             0           0                         0          0          0
Short-Intermediate Government Fund                 0           0          224,408        0          0          0
Short-Term Income Fund                             0           0           15,732        0          0          0
Strategic Income Fund                              0           0          310,930        0          0          0

MUNICIPAL BOND FUNDS

Intermediate Municipal Bond Fund                   0           0           46,592        0          0          0
Municipal Income Fund                              0           0           73,776        0          0          0
Short-Term Municipal Income Fund                   0           0           12,513        0          0          0

STATE MUNICIPAL BOND FUNDS

California Bond Fund                               0           0                         0          0          0
California Intermediate Bond Fund                  0           0                         0          0          0
Florida Intermediate Bond Fund                     0           0                         0          0          0
Florida Bond Fund                                  0           0                         0          0          0
Georgia Intermediate Bond Fund                     0           0                         0          0          0
Kansas Income Fund                                 0           0            2,736        0          0          0
Maryland Intermediate Bond Fund                    0           0          150,088        0          0          0
North Carolina Intermediate Bond Fund              0           0          147,489        0          0          0
South Carolina Intermediate Bond Fund              0           0           91,283        0          0          0
Tennessee Intermediate Bond Fund                   0           0           36,851        0          0          0
Texas Intermediate Bond Fund                       0           0           39,819        0          0          0
Virginia Intermediate Bond Fund                    0           0          145,461        0          0          0

MONEY MARKET FUNDS

California Tax-Exempt Reserves                     0           0                         0          0          0
Cash Reserves                                      0           0                         0          0          0
Government Reserves                                0           0                         0          0          0
Money Market Reserves                              0           0                         0          0          0

                                                          Printing and
                                                           Mailing of
                                                            Prosp. to                                        Interest,
                                                          Shareholders                                       Carrying
                                                           Other than                  Comp. to   Comp. to   or Other
                                                             Current       Comp. to    Broker/    Sales      Financial
                                            Advertising   Shareholders   Distributors   Dealers   Personnel   Charges
Municipal Reserves                                 0           0                         0          0          0
New York Tax-Exempt Reserves                       0           0                         0          0          0
Tax-Exempt Reserves                                0           0                         0          0          0
Treasury Reserves                                  0           0                         0          0          0

         For the Investor C Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2005 for the indicated activities:

                                                        Printing and
                                                         Mailing of
                                                          Prosp. to                                          Interest,
                                                        Shareholders                                        Carrying or
                                                         Other than                  Comp. to   Comp. to       Other
                                                           Current       Comp. to    Broker/    Sales        Financial
                                           Advertising  Shareholders   Distributor    Dealers   Personnel     Charges
INTERNATIONAL/GLOBAL STOCK FUNDS

Global Value Fund                               $0          $0         $989,483       $0        $0             $0
International Equity Fund                        0           0           21,652        0         0              0
International Value Fund                         0           0                         0         0              0
Marsico International Opportunities Fund         0           0          126,781        0         0              0

STOCK FUNDS

Asset Allocation Fund                            0           0                         0         0              0
Convertible Securities Fund                      0           0          689,971        0         0              0
Marsico 21st Century Fund                        0           0          216,941        0         0              0
Marsico Focused Equities Fund                    0           0                         0         0              0
Marsico Growth Fund                              0           0                         0         0              0
Marsico MidCap Growth Fund                       0           0           16,544        0         0              0
MidCap Value Fund                                0           0            8,329        0         0              0
Small Company Fund                               0           0                         0         0              0
SmallCap Value Fund                              0           0            3,300        0         0              0
Strategic Growth Fund                            0           0                         0         0              0
Value Fund                                       0           0          208,884        0         0              0

INDEX FUNDS

LargeCap Index Fund                              0           0                         0         0              0
LargeCap Enhanced Core Fund                      0           0                         0         0              0
MidCap Index Fund                                0           0                         0         0              0
SmallCap Index Fund                              0           0                         0         0              0

LIFEGOAL PORTFOLIOS

LifeGoal Balanced Growth Portfolio               0           0          501,369        0         0              0
LifeGoal Growth Portfolio                        0           0          268,792        0         0              0
LifeGoal Income and Growth Portfolio             0           0          179,742        0         0              0
LifeGoal Income Portfolio*                       0           0          101,342        0         0              0

GOVERNMENT & CORPORATE BOND FUNDS

Bond Fund                                        0           0          112,402        0         0              0
Government Securities Fund                       0           0          374,671        0         0              0
High Yield Bond Fund                             0           0                         0         0              0
Intermediate Bond Fund                           0           0                         0         0              0
Short-Intermediate Government Fund               0           0          224,408        0         0              0
Short-Term Income Fund                           0           0           15,732        0         0              0
Strategic Income Fund                            0           0          310,930        0         0              0

MUNICIPAL BOND FUNDS

Intermediate Municipal Bond Fund                 0           0           47,804        0         0              0
Municipal Income Fund                            0           0            8,580        0         0              0
Short-Term Municipal Income Fund                 0           0          423,596        0         0              0

                                                        Printing and
                                                         Mailing of
                                                          Prosp. to                                          Interest,
                                                        Shareholders                                        Carrying or
                                                         Other than                  Comp. to   Comp. to       Other
                                                           Current       Comp. to    Broker/    Sales        Financial
                                           Advertising  Shareholders   Distributor    Dealers   Personnel     Charges
STATE MUNICIPAL BOND FUNDS

California Bond Fund                             0           0                         0         0              0
California Intermediate Bond Fund                0           0                         0         0              0
Florida Intermediate Bond Fund                   0           0                         0         0              0
Florida Bond Fund                                0           0                         0         0              0
Georgia Intermediate Bond Fund                   0           0                         0         0              0
Kansas Income Fund                               0           0            1,662        0         0              0
Maryland Intermediate Bond Fund                  0           0           28,880        0         0              0
North Carolina Intermediate Bond Fund            0           0           31,284        0         0              0
South Carolina Intermediate Bond Fund            0           0           91,283        0         0              0
Tennessee Intermediate Bond Fund                 0           0           36,851        0         0              0
Texas Intermediate Bond Fund                     0           0           39,819        0         0              0
Virginia Intermediate Bond Fund                  0           0          145,461        0         0              0

MONEY MARKET FUNDS

California Tax-Exempt Reserves                   0           0                         0         0              0
Cash Reserves                                    0           0                         0         0              0
Government Reserves                              0           0                         0         0              0
Money Market Reserves                            0           0                         0         0              0
Municipal Reserves                               0           0                         0         0              0
New York Tax-Exempt Reserves                     0           0                         0         0              0
Tax-Exempt Reserves                              0           0                         0         0              0
Treasury Reserves                                0           0                         0         0              0

* There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

For the Daily Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2005 for the indicated activities:

                                                 Printing
                                                    and
                                                 Mailing of
                                                  Prosp. to                                                Interest,
                                                Shareholders                                               Carrying
                                                 Other than                     Comp. to       Comp. to    or Other
                                                   Current       Comp. to        Broker/        Sales      Financial
                                   Advertising  Shareholders    Distributor      Dealers      Personnel     Charges
MONEY MARKET FUNDS

California Tax-Exempt Reserves          $0          $0                             $0            $0          $0
Cash Reserves                            0           0                              0             0           0
Government Reserves                      0           0                              0             0           0
Money Market Reserves                    0           0                              0             0           0
Municipal Reserves                       0           0                              0             0           0
New York Tax-Exempt Reserves             0           0                              0             0           0
Tax-Exempt Reserves                      0           0                              0             0           0
Treasury Reserves                        0           0                              0             0           0

For the Investor Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2005 for the indicated activities:

                                                Printing and
                                                 Mailing of
                                                  Prosp. to                                                Interest,
                                                Shareholders                                               Carrying
                                                 Other than                     Comp. to       Comp. to    or Other
                                                   Current       Comp. to        Broker/        Sales      Financial
                                   Advertising  Shareholders    Distributor      Dealers      Personnel     Charges
MONEY MARKET FUNDS

California Tax-Exempt Reserves          $0          $0                             $0            $0          $0
Cash Reserves                            0           0                              0             0           0
Government Reserves                      0           0                              0             0           0

                                                Printing and
                                                 Mailing of
                                                  Prosp. to                                                Interest,
                                                Shareholders                                               Carrying
                                                 Other than                     Comp. to       Comp. to    or Other
                                                   Current       Comp. to        Broker/        Sales      Financial
                                   Advertising  Shareholders    Distributor      Dealers      Personnel     Charges
Money Market Reserves                    0           0                              0             0           0
Municipal Reserves                       0           0                              0             0           0
New York Tax-Exempt Reserves             0           0                              0             0           0
Tax-Exempt Reserves                      0           0                              0             0           0
Treasury Reserves                        0           0                              0             0           0

For the Liquidity Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2005 for the indicated activities:

                                                Printing and
                                                 Mailing of
                                                  Prosp. to                                                Interest,
                                                Shareholders                                               Carrying
                                                 Other than                     Comp. to       Comp. to    or Other
                                                   Current       Comp. to        Broker/        Sales      Financial
                                   Advertising  Shareholders    Distributor      Dealers      Personnel     Charges
MONEY MARKET FUNDS

California Tax-Exempt Reserves          $0          $0                  $0         $0            $0          $0
Cash Reserves                            0           0                   0          0             0           0
Government Reserves                      0           0                   0          0             0           0
Money Market Reserves                    0           0                   0          0             0           0
Municipal Reserves                       0           0                   0          0             0           0
New York Tax-Exempt Reserves             0           0                   0          0             0           0
Tax-Exempt Reserves                      0           0                   0          0             0           0
Treasury Reserves                        0           0                   0          0             0           0

For the Market Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2005 for the indicated activities:

                                                Printing and
                                                  Mailing of
                                                   Prosp. to                                                Interest,
                                                 Shareholders                                               Carrying
                                                  Other than                      Comp. to      Comp. to    or Other
                                                    Current        Comp. to       Broker/        Sales      Financial
                                   Advertising   Shareholders    Distributor      Dealers      Personnel     Charges
MONEY MARKET FUNDS

California Tax-Exempt Reserves           $0          $0                             $0            $0          $0
Cash Reserves                             0           0                              0             0           0
Government Reserves                       0           0                              0             0           0
Money Market Reserves                     0           0                              0             0           0
Municipal Reserves                        0           0                              0             0           0
New York Tax-Exempt Reserves              0           0                              0             0           0
Tax-Exempt Reserves                       0           0                              0             0           0
Treasury Reserves                         0           0                              0             0           0

For the Service Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2005 for the indicated activities:

                                                Printing and
                                                 Mailing of
                                                  Prosp. to                                                Interest,
                                                Shareholders                                               Carrying
                                                 Other than                     Comp. to       Comp. to    or Other
                                                   Current       Comp. to        Broker/        Sales      Financial
                                   Advertising  Shareholders    Distributor      Dealers      Personnel     Charges
MONEY MARKET FUNDS

California Tax-Exempt Reserves          $0          $0                             $0            $0          $0
Cash Reserves                            0           0                              0             0           0
Government Reserves                      0           0                              0             0           0

                                                Printing and
                                                 Mailing of
                                                  Prosp. to                                                Interest,
                                                Shareholders                                               Carrying
                                                 Other than                     Comp. to       Comp. to    or Other
                                                   Current       Comp. to        Broker/        Sales      Financial
                                   Advertising  Shareholders    Distributor      Dealers      Personnel     Charges
Money Market Reserves                    0           0                              0             0           0
Municipal Reserves                       0           0                              0             0           0
New York Tax-Exempt Reserves             0           0                              0             0           0
Tax-Exempt Reserves                      0           0                              0             0           0
Treasury Reserves                        0           0                              0             0           0

EXPENSES

         The Distributor and Administrator furnish, without additional cost to the Trust, the services of certain officers of the Trust and such other personnel (other than the personnel of an Adviser) as are required for the proper conduct of the Trust's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Trust's shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Trust.

         The Trust pays or causes to be paid all other expenses of the Trust, including, without limitation: the fees of the Adviser, the Distributor, Administrator and Sub-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Trust; brokerage commissions chargeable to the Trust in connection with Fund securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Trust to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its Funds' shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Trust (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Trust's shareholders; all expenses of shareholders' and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Trust's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operation unless otherwise explicitly assumed by the Adviser), the Administrator or Sub-Administrator.

         Expenses of the Trust which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

         OTHER SERVICE PROVIDERS

         TRANSFER AGENTS AND CUSTODIAN

         PFPC Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809, and acts as Transfer Agent for each Fund's shares. Under the Transfer Agency Agreement, the Transfer Agent maintains shareholder account records for the Trust, handles certain communications between shareholders and the Trust, makes distributions payable by the Trust to shareholders and produces statements with respect to account activity for the Trust and its shareholders for these services. The Transfer Agent receives a monthly fee computed based on a cost plus model and is reimbursed for out-of-pocket expenses.

         On or about August 22, 2005, CFSI will become the transfer agent for the Funds' shares. Its responsibilities will include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. CFSI is located at One Financial Center, Boston, Massachusetts 02110.

         BNY, 2 Hanson Place, 7th Floor, Brooklyn, N.Y. 11217 serves as Custodian for the Funds' assets. As Custodian, BNY maintains the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all distributions made on securities owned by such Funds.

         With respect to foreign custody activities, the SEC has amended Rule 17f-5 under the 1940 Act and adopted Rule 17f-7 to permit the Board to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BNY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Board retains the responsibility for selecting foreign compulsory depositories, although BNY agrees to make certain findings with respect to such depositories and to monitor such depositories. The Board has delegated the responsibility for selecting foreign compulsory depositories to BACAP.

         As of June 30, 2005, began converting custody services for the Funds to State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston Massachusetts, 02111-2900. By November 2005, State Street Bank and Trust Company will serve as the Custodian for the assets of all Funds.

         Bank of America serves as Sub-Transfer Agent for each Fund's Class Z Shares, Trust Class Shares and Capital Class Shares.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Funds issue unaudited financial information semi-annually and audited financial statements annually. The annual financial statements for the Funds' fiscal year ended March 31, 2005 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, as the Trust's independent registered public accounting firm to audit the Funds' financial statements and review their tax returns for the fiscal year ended March 31, 2005. The Funds' Annual Reports for the fiscal period ended March 31, 2005 are incorporated herein by reference into this SAI.

         COUNSEL

Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         GENERAL BROKERAGE POLICY, BROKERAGE TRANSACTIONS AND BROKER SELECTION

         Subject to policies established by the Board, the Adviser (which in this context refers to the investment sub-adviser(s) who make the day-to-day decisions for a Fund) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund's securities transactions, and for the allocation of brokerage in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         The Funds are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interest of customer orders above the specialist's own interest and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist may make a market in certain securities held by the Funds.

         In placing orders for portfolio securities of a Fund, the Adviser gives primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instant and other transactions, and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services which are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser's investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

         Under Section 28(e) of the 1934 Act, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker/dealer provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

         Commission rates are established pursuant to negotiations with the broker/dealers based on the quality and quantity of execution services provided by the broker/dealer in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

         In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

         The Trust will not execute portfolio transactions through, or purchase or sell portfolio securities from or to, the Distributor, the Adviser, the Administrator, the Administrator or its affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. In addition, the Trust will not give preference to Bank of America or any of its affiliates, with respect to such transactions or securities. However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, a Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that each Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (a) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (b) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (c) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

         Certain affiliates of Bank of America Corporation, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to the Rule.

         Particularly given the breadth of the Adviser's investment management activities, investment decisions for each Fund are not always made independently from those for the other Funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

         AGGREGATE BROKERAGE COMMISSIONS

                                                   Fiscal Year     Fiscal Year Ended   Fiscal Year Ended
                                                 Ended March 31,     March 31, 2004      March 31, 2003
                                                      2005
INTERNATIONAL/GLOBAL STOCK FUNDS

Global Value Fund                                   $305,490            $489,391
                                                                                           $301,301

International Equity Fund(a)                       4,413,519           3,112,943
                                                                                           2,684,621

Marsico International Opportunities Fund(a)        6,260,063           2,169,189
                                                                                            566,307

International Value Fund                           2,596,294           1,876,769
                                                                                           2,528,006

STOCK FUNDS

Asset Allocation Fund                                107,412             314,046
                                                                                            736,494

Convertible Securities Fund                          597,582           1,030,507
                                                                                            591,835

Marsico 21st Century Fund(a)                         924,414             624,850
                                                                                            557,962

Marsico Focused Equities Fund(a)                   5,389,341           4,836,576
                                                                                           4,951,601

Marsico Growth Fund(a)                              2,913,964          2,453,050
                                                                                           1,624,464

Marsico MidCap Growth Fund                          1,168,083          1,135,055
                                                                                           1,435,238

MidCap Value Fund                                   1,030,900          1,507,165
                                                                                           1,250,502

SmallCap Value Fund                                  600,605           1,034,932
                                                                                            511,536

Small Company Fund                                  2,124,099          1,534,725
                                                                                           1,231,458

Strategic Growth Fund                               4,390,106          2,414,696
                                                                                           4,484,774

Value Fund                                          2,643,850          2,672,518
                                                                                           1,611,629

INDEX FUNDS

LargeCap Index Fund                                  16,935              14,705
                                                                                             5,325

MidCap Index Fund                                    53,188              72,098
                                                                                             71,425

SmallCap Index Fund                                  64,320             110,429
                                                                                            412,918

LargeCap Enhanced Core Fund                          509,507            811,723
                                                                                           1,029,278

LIFEGOAL PORTFOLIOS

LifeGoal Balanced Growth Portfolio                        0                   0                     0
LifeGoal Growth Portfolio                                 0                   0                     0
LifeGoal Income and Growth Portfolio                      0                   0                     0
LifeGoal Income Portfolio                                 0                   0                     0

GOVERNMENT & CORPORATE BOND FUNDS

Bond Fund                                                 0                   0                     0
Government Securities Fund                                0                   0                     0
High Yield Bond Fund(a)                              78,236              27,483
                                                                                               42,604

Intermediate Bond Fund(a)                                 0                   0                     0
Short-Intermediate Government Fund                        0                   0                     0
Short-Term Income Fund                                    0                   0                     0
Strategic Income Fund                                     0                   0                     0

MUNICIPAL BOND FUNDS

Intermediate Municipal Bond Fund                          0                   0                     0
Municipal Income Fund                                     0                   0                     0
Short-Term Municipal Income Fund                          0                   0                     0

STATE MUNICIPAL BOND FUNDS

California Bond Fund                                      0                   0                     0
California Intermediate Bond Fund                         0                   0                     0
Florida Intermediate Bond Fund                            0                   0                     0
Florida Bond Fund                                         0                   0                     0
Georgia Intermediate Bond Fund                            0                   0                     0
Kansas Income Fund                                        0                   0                     0
Maryland Intermediate Bond Fund                           0                   0                     0
North Carolina Intermediate Bond Fund                     0                   0                     0

                                                   Fiscal Year     Fiscal Year Ended   Fiscal Year Ended
                                                 Ended March 31,     March 31, 2004      March 31, 2003
                                                      2005
South Carolina Intermediate Bond Fund                     0                   0                     0
Tennessee Intermediate Bond Fund                          0                   0                     0
Texas Intermediate Bond Fund                              0                   0                     0
Virginia Intermediate Bond Fund                           0                   0                     0

FIXED-INCOME SECTOR PORTFOLIOS

Corporate Bond Portfolio                                  0                   0                     0
Mortgage- and Asset-Backed Portfolio                      0                   0                     0
High Income Portfolio                                     0                   0                     0

MONEY MARKET FUNDS

California Tax-Exempt Reserves                            0                   0                     0
Cash Reserves                                             0                   0                     0
Government Reserves                                       0                   0                     0
Money Market Reserves                                     0                   0                     0
Municipal Reserves                                        0                   0                     0
New York Tax-Exempt Reserves                              0                   0                     0
Tax-Exempt Reserves                                       0                   0                     0
Treasury Reserves                                         0                   0                     0

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         BROKERAGE COMMISSIONS PAID TO AFFILIATES

         In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions are done in compliance with Rule 17e-1 under the 1940 Act.

         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2005 as follows:

                                                                                             Percentage of Fund's
                                 Affiliated Broker/Dealer        Aggregate Brokerage          Aggregate Brokerage
             Fund                 (relationship to Fund)             Commission               Commission Paid to
                                                                                           Affiliated Broker/Dealer
MidCap Value Fund               Banc of America Securities               $7,915                        0.77%
                                LLC

                                (a securities underwriting
                                affiliate of Bank of
                                America Corporation)

Value Fund                      Same                                      4,670                        0.18%


         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2005 as follows:

                                                                                             Percentage of Fund's
                                 Affiliated Broker/Dealer        Aggregate Brokerage          Aggregate Brokerage
             Fund                 (relationship to Fund)             Commission               Commission Paid to
                                                                                           Affiliated Broker/Dealer
Asset Allocation Fund           Banc of America Securities                $ 35,106                    11.18%
                                LLC

                                (a securities underwriting
                                affiliate of Bank of
                                America Corporation)

Convertible Securities Fund     Same                                                                   7.38%
Marsico MidCap Growth Fund      Same                                        76,007                     7.23%
MidCap Value Fund               Same                                        82,026                     8.70%
Small Company Fund              Same                                       131,180                     2.93%

                                                                                             Percentage of Fund's
                                 Affiliated Broker/Dealer        Aggregate Brokerage          Aggregate Brokerage
             Fund                 (relationship to Fund)             Commission               Commission Paid to
                                                                                           Affiliated Broker/Dealer
SmallCap Value Fund             Same                                     44,953                        6.73%
Strategic Growth Fund           Same                                     69,620                        3.76%
Value Fund                      Same                                     90,788                        7.30%

                                                                        195,110

         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2003 as follows:

                                                                                             Percentage of Fund's
                                                                                              Aggregate Brokerage
                                 Affiliated Broker/Dealer        Aggregate Brokerage          Commission Paid to
             Fund                 (relationship to Fund)             Commission            Affiliated Broker/Dealer
Asset Allocation Fund           Banc of America Securities                $ 139,707       18.97%
                                LLC
                                (a securities underwriting
                                affiliate of Bank of
                                America Corporation)

Convertible Securities Fund     Same                          $ 36,020                    6.09%
Marsico 21st Century Fund       Same                          $ 12,925                    2.32%
Marsico Focused Equities Fund   Same                          $140,109                    2.83%
Marsico Growth Fund             Same                          $ 32,661                    2.01%
Marsico MidCap Growth Fund      Same                          $ 59,311                    4.13%
MidCap Value Fund               Same                          $132,740                    10.61%
Small Company Fund              Same                          $ 50,146                    4.07%
SmallCap Value Fund             Same                          $ 34,042                    6.65%
Strategic Growth Fund           Same                          $696,208                    15.52%
Value Fund                      same                          $ 89,630                    5.56%







         No other Funds paid brokerage fees during the fiscal years ended March 31, 2005, 2004 and 2003.

         DIRECTED BROKERAGE

         A Fund or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund's brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Adviser. During the fiscal year ended March 31, 2005, the Funds directed brokerage transactions in this manner as follows:

                                                    Amount of           Related
                                                 Transaction(s)      Commission(s)
INTERNATIONAL/GLOBAL STOCK FUNDS

Global Value Fund                                          $0                $0
International Equity Fund(a)                        5,575,795            16,716
International Value Fund                                    0                 0
Marsico International Opportunities Fund(a)         9,379,167            27,807

STOCK FUNDS

Asset Allocation Fund                                       0                 0
Convertible Securities Fund                       264,906,664           429,002
Marsico 21st Century Fund(a)                        7,120,106             6,726
Marsico Focused Equities Fund(a)                  180,004,028           191,521
Marsico Growth Fund(a)                            131,899,540           134,041
Marsico MidCap Growth Fund                          5,170,646             5,690
MidCap Value Fund                                 568,480,088           907,381
SmallCap Value Fund(a)                            194,341,870           510,703
Small Company Fund                                632,198,070         1,341,151
Strategic Growth Fund(a)                        4,270,157,316         4,152,209
Value Fund                                      1,577,050,025         2,320,912

INDEX FUNDS

LargeCap Index Fund                                         0                 0
LargeCap Enhanced Core Fund                        14,370,093           303,933
MidCap Index Fund                                           0                 0
SmallCap Index Fund                                         0                 0

LIFEGOAL PORTFOLIOS

LifeGoal Balanced Growth Portfolio                          0                 0
LifeGoal Growth Portfolio                                   0                 0
LifeGoal Income and Growth Portfolio                        0                 0
LifeGoal Income Portfolio                                   0                 0

                                                    Amount of           Related
                                                 Transaction(s)      Commission(s)
GOVERNMENT & CORPORATE BOND FUNDS

Bond Fund                                                   0                  0
Government Securities Fund                                  0                  0
High Yield Bond Fund(a)                                     0                  0
Intermediate Bond Fund(a)                                   0                  0
Short-Intermediate Government Fund                          0                  0
Short-Term Income Fund                                      0                  0
Strategic Income Fund                                       0                  0

MUNICIPAL BOND FUNDS

Intermediate Municipal Bond Fund                            0                 0
Municipal Income Fund                                       0                 0
Short-Term Municipal Income Fund                            0                 0

STATE MUNICIPAL BOND FUNDS

California Bond Fund                                        0                 0
California Intermediate Bond Fund                           0                 0
Florida Intermediate Bond Fund                              0                 0
Florida Bond Fund                                           0                 0
Georgia Intermediate Bond Fund                              0                 0
Kansas Income Fund                                          0                 0
Maryland Intermediate Bond Fund                             0                 0
North Carolina Intermediate Bond Fund                       0                 0
South Carolina Intermediate Bond Fund                       0                 0
Tennessee Intermediate Bond Fund                            0                 0
Texas Intermediate Bond Fund                                0                 0
Virginia Intermediate Bond Fund                             0                 0

FIXED-INCOME SECTOR PORTFOLIOS

Corporate Bond Portfolio                                    0                 0
Mortgage- and Asset-Backed Portfolio                        0                 0
High Income Portfolio                                       0                 0

MONEY MARKET FUNDS

California Tax-Exempt Reserves                              0                 0
Cash Reserves                                               0                 0
Government Reserves                                         0                 0
Money Market Reserves                                       0                 0
Municipal Reserves                                          0                 0
New York Tax-Exempt Reserves                                0                 0
Tax-Exempt Reserves                                         0                 0
Treasury Reserves                                           0                 0


 (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         SECURITIES OF REGULAR BROKER/DEALERS

         In certain cases, the Funds as part of their principal investment strategy, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Nations Funds Family. As of March 31, 2005 the Funds owned securities of its "regular brokers or dealers" or their parents, as defined in Rule 10b-1 of the 1940 Act, as follows:

                                              DOLLAR AMOUNT OF
FUND             BROKER/DEALER                SECURITIES HELD

                                              DOLLAR AMOUNT OF
FUND             BROKER/DEALER                SECURITIES HELD


MONIES PAID BY THE FUNDS TO INTERMEDIARIES FOR SERVICES THAT TYPICALLY WOULD BE PROVIDED BY THE FUNDS' TRANSFER AGENT

         The Funds may pay significant amounts to third party intermediaries, including Selling or Servicing Agents, or their affiliates, for providing the types of services that would typically be provided directly by the Funds' transfer agent. The level of payments made to any intermediary at any given time may vary. A number of factors may be considered in determining payments to an intermediary, including, without limitation, the nature of the services provided (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information, the transmission of shareholder mailings, the generation and transmission of account statements and confirmations, the provision of call center support and/or tax reporting) and the degree to which the services provided may or may not be duplicative of the services provided by the transfer agent.

         To the Trust's knowledge, as of August 1, 2005, the Funds made payments to the following intermediaries, or their affiliates:

      Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., UBS Financial Services, Inc., ADP, Inc., Charles Schwab & Co., Inc., Pershing, Legg Mason Wood Walker, Inc., Sungard Institutional Brokerage, Inc., Raymond James & Associates, J.P. Morgan, Diversified Investment Adviser, Lincoln Financial Group, Edward Jones, RBC Dain Rauscher, Inc., Robert Baird & Co., Stifel Nicolaus & Co., Inc, Linsco/Private Ledger Corp., Citigroup Global Markets, Inc., Franklin Templeton Investments, and Wilmington Trust Company.

         The Funds may enter into similar arrangements with other intermediaries or their affiliates from time to time. Therefore, the preceding list may be subject to change.

MONIES PAID BY THE ADVISER, THE DISTRIBUTOR OR THEIR AFFILIATES TO SELLING AND SERVICING AGENTS

         The Adviser, the Distributor or their affiliates may from time to time pay significant amounts to Selling or Servicing Agents, or their affiliates, in connection with the servicing of Fund shares or customer accounts. These services could include, but are not limited to: establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; and processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications.

         The Adviser, the Distributor or their affiliates also may from time to time pay significant amounts to select Selling or Servicing Agents, or their affiliates, as compensation for providing the Funds with a higher profile for agents' financial consultants and their customers; placing the Funds on the agents' preferred or recommended list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments; granting the Distributor access to the agents' financial consultants in order to promote the Funds; promoting the Funds in communications with the agents' customers; providing assistance in training and education of the agents' personnel; and generally furnishing marketing support for the sale of Fund shares.

         The amount of any payment made to a Selling or Servicing Agent varies. A number of factors may be considered in determining payments to a Selling or Servicing Agent, including, without limitation, asset mix and length of the relationship with the agent, the size of the shareholder/customer base of the agent, the manner in which customers of the agent may make investments in the Funds, the nature and scope of services offered by the agent, the costs incurred by the agent in connection with maintaining the infrastructure that is necessary or desirable to support investments in the Funds and the efforts of the agent to educate or arrange for the education of its personnel about the Funds.

         To the Trust's knowledge, as of August 1, 2005, the Adviser, the Distributor or their affiliates made payments to the following Selling Agents or Servicing Agents, or their affiliates:

Bank of America, N.A., Banc of America Investment Services, Inc., Merrill Lynch Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., Fidelity, Charles Schwab & Co. Inc., UBS Financial Services, Inc., Citigroup Global Markets, Inc., Raymond James & Associates, AIG Advisors Group (Advantage Capital Corp., Financial Services Corp., Royal Alliance Associates, Sentra/Spelman & Companies, and Sun America Securities), Legg Mason Wood Walker, Inc., Prudential Securities Inc., RBC Dain Rauscher, Inc., Janney Montgomery Scott LLC, Silicon Valley Bank, Bank of New York, Bear Stearns & Company, Inc., Chicago Mercantile Exchange, US Bank Trust, BMO Nesbitt Burns Corp., SEI Investments Distribution Company, Goldman Sachs & Co., Sungard Institutional Brokerage, Inc., Wells Fargo, Summit Bank, Brown Brothers Harriman & Co., Financial Oxygen, Inc., Money Market One, Ferris Baker Watts, Harris Corporation, Mellon Financial Services, and Banc of America Securities, LLC.

         The Adviser, the Distributor or their affiliates may enter into similar arrangements with other Selling Agents, Servicing Agents or their affiliates from time to time. Therefore, the preceding list may be subject to change.

         Certain of the preceding information is provided in order to satisfy certain requirements of Rule 10b-10 under the 1934 Act, which provides that a broker-dealer must provide information to customers regarding any remuneration that it receives in connection with a sales transaction.

                                  CAPITAL STOCK

         DESCRIPTION OF THE TRUST'S SHARES

         The Funds of the Trust offer shares in the following classes. Subject to certain limited exceptions discussed in the Fund's prospectuses, the International Value Fund and Global Value Fund are no longer accepting new investments from current or prospective investors. The Trust, however, may at any time and without notice, offer any of these classes to the general public for investment.

FUND                                              CLASS Z     CLASS A     CLASS B     CLASS C
                                                  SHARES      SHARES      SHARES      SHARES
INTERNATIONAL/GLOBAL STOCK FUNDS                  X           X           X           X
Global Value Fund                                 X           X           X           X
International Equity Fund                         X           X           X           X
Marsico International Opportunities Fund          X           X           X           X
International Value Fund                          X           X           X           X

STOCK FUNDS                                       X           X           X           X
Asset Allocation Fund                             X           X           X           X
Convertible Securities Fund                       X           X           X           X
Marsico 21st Century Fund                         X           X           X           X
Marsico Focused Equities Fund                     X           X           X           X
Marsico Growth Fund                               X           X           X           X
Marsico MidCap Growth Fund                        X           X           X           X
MidCap Value Fund                                 X           X           X           X
SmallCap Value Fund                               X           X           X           X

FUND                                              CLASS Z     CLASS A     CLASS B     CLASS C
                                                  SHARES      SHARES      SHARES      SHARES
Small Company Fund                                X           X           X           X
Strategic Growth Fund                             X           X           X           X
Value Fund                                        X           X           X           X

INDEX FUNDS

LargeCap Index Fund                               X           X
MidCap Index Fund                                 X           X
SmallCap Index Fund                               X           X
LargeCap Enhanced Core Fund                       X           X

LIFEGOAL PORTFOLIOS

LifeGoal Balanced Growth Portfolio                X           X           X           X
LifeGoal Growth Portfolio                         X           X           X           X
LifeGoal Income and Growth Portfolio              X           X           X           X
LifeGoal Income Portfolio                         X           X           X           X


GOVERNMENT & CORPORATE BOND FUNDS

Bond Fund                                         X           X           X           X
Government Securities Fund                        X           X           X           X
High Yield Bond Fund                              X           X           X           X
Intermediate Bond Fund                            X           X           X           X
Short-Intermediate Government Fund                X           X           X           X
Short-Term Income Fund                            X           X           X           X
Strategic Income Fund                             X           X           X           X

MUNICIPAL BOND FUNDS

Intermediate Municipal Bond Fund                  X           X           X           X
Municipal Income Fund                             X           X           X           X
Short-Term Municipal Income Fund                  X           X           X           X

STATE MUNICIPAL BOND FUNDS

California Bond Fund                              X           X           X           X
California Intermediate Bond Fund                 X           X           X           X
Florida Intermediate Bond Fund                    X           X           X           X
Florida Bond Fund                                 X           X           X           X
Georgia Intermediate Bond Fund                    X           X           X           X
Kansas Income Fund                                X           X           X           X
Maryland Intermediate Bond Fund                   X           X           X           X
North Carolina Intermediate Bond Fund             X           X           X           X
South Carolina Intermediate Bond Fund             X           X           X           X
Tennessee Intermediate Bond Fund                  X           X           X           X
Texas Intermediate Bond Fund                      X           X           X           X
Virginia Intermediate Bond Fund                   X           X           X           X

         The MONEY MARKET FUNDS offer Capital Class Shares, Liquidity Class Shares, Adviser Class Shares, Market Class Shares, Daily Class Shares, Service Class Shares, Investor Class Shares, Trust Class Shares, Institutional Class Shares, Investor A Shares (only Cash Reserves, Treasury Reserves, Government Reserves and Tax-Exempt Reserves), Investor B Shares and Investor C Shares. In addition, Cash Reserves offers Marsico Shares.

         The FIXED-INCOME SECTOR PORTFOLIOS offer only one, single, unnamed class of shares.

         ABOUT THE TRUST'S CAPITAL STOCK

         The Trust's Amended and Restated Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

         Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

         Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

         Dividend Rights. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

         Voting Rights. Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

         With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund's fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

         Liquidation Rights. In the event of the liquidation or dissolution of the Trust or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights. There are no preemptive rights associated with Fund shares.

         Conversion Rights. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another. Such right is outlined and subject to certain conditions set forth in the Funds' prospectuses.

         Redemptions. Each Fund's dividend, distribution and redemption policies can be found in its prospectus under the headings "About your investment -- Information for investors -- Buying, selling and exchanging shares" and "About your investment -- Information for investors -- Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

         Sinking Fund Provisions.  The Trust has no sinking fund provisions.

         Calls or Assessment. All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         PURCHASE, REDEMPTION AND EXCHANGE

         An investor may purchase, redeem and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds' prospectuses. The following information supplements that which can be found in the Funds' prospectuses.

         Purchases and Redemptions

         The Funds have authorized one or more broker-dealers to accept purchase and redemption orders on the Funds' behalf. These broker-dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker-dealer, or, if applicable, a broker-dealer's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker-dealer or the broker's authorized designee.

         The Trust may redeem shares involuntarily in order to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related prospectuses from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

         The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

         Sales Charge Waivers

         In addition to the categories of investors who do not have to pay a sales charge, which can be found in the Funds' prospectuses (offering Investor A, Investor B and Investor C Shares) under the sub-heading "When you might not have to pay a sales charge," the following categories of investors do not have to pay a sales charge share purchases:

- any investor who owned Investor A Shares of Nations Emerging Markets Fund on April 30, 2003, Nations Financial Services Fund on March 27, 2003 or Nations Research Fund on March 27, 2003, and paid a front-end sales charge at the time of purchase of such Investor A Shares, will not have to pay a front-end sales charge on any purchase of Investor A Shares of any other Nations Fund in amounts up to the dollar value of the shares held on the dates noted above; provided however, that such sales charge waiver shall be in effect only through August 1, 2003.

- any investor who owned Investor B Shares of Nations Emerging Markets Fund on April 30, 2003, Nations Financial Services Fund on March 27, 2003 or Nations Research Fund on March 27, 2003, and had earned holding period credit toward a reduction in a contingent-deferred sales charge to be paid at the time of redemption of such Investor B Shares, will be allowed to transfer the holding period credit toward the reduction of any contingent sales charge on any purchase of Investor B Shares of any other Nations Fund in amounts up to the dollar value of shares held on the dates noted above; provided however, that the ability to transfer such earned holding period credit shall be in effect only through August 1, 2003.

- any investor who owned Investor C Shares of Nations Emerging Markets Fund on April 30, 2003, Nations Financial Services Fund on March 27, 2003 or Nations Research Fund on March 27, 2003, and had earned holding period credit toward a reduction in a contingent-deferred sales charge to be paid at the time of redemption of such Investor C Shares, will be allowed to transfer the holding period credit toward the reduction of any contingent sales charge on any purchase of Investor C Shares of any other Nations Fund in amounts up to the dollar value of shares held on the dates noted above; provided however, that the ability to transfer such earned holding period credit shall be in effect only through August 1, 2003.

CONTINGENT DEFERRED SALES CHARGES
(Class A, Class B and Class C shares)

Shareholders won't pay a CDSC on the following transactions:

DEATH:  CDSCs may be waived on redemptions following the death of:

-        The sole shareholder on an individual account

- A joint tenant where the surviving joint tenant is the deceased's spouse

- The beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfer to Minors Act (UTMA) or other custodial account.

If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

AUTOMATIC WITHDRAWAL PLAN (AWP): CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual AWP established with the Transfer Agent, to the extent that the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the AWP is established. Otherwise a CDSC will be charged on AWP redemptions until this requirement is met; this requirement does not apply if the AWP is set up at the time the account is established, and distributions are being reinvested.

DISABILITY: CDSCs may be waived on redemptions after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver:

-        The disability must arise after the purchase of shares and

- The disabled shareholder must have been under the age of 65 at the time of the initial determination of disability; and

- A letter from a physician must be signed under penalty of perjury stating the nature of the disability

If the account is transferred to a new registration and then shares are redeemed, the applicable CDSC will be charged.

DEATH OF A TRUSTEE: CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where:

- The grantor of the trust is the sole trustee and the sole life beneficiary

-        Death occurs following the purchase and

- The trust document provides for the dissolution of the trust upon the trustee's death.

If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

RETURNS OF EXCESS CONTRIBUTIONS: CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Services Firm (FSF) agrees to return the applicable portion of any commission paid by the Distributor.

QUALIFIED RETIREMENT PLANS: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Nations Funds or the Distributor.

RETURN OF COMMISSION: CDSCs may be waived on shares sold by intermediaries that are part of the Nations Funds selling group where the intermediary has entered into an agreement with Nations Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

NON-US INVESTORS: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

IRS SECTION 401 AND 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the tax code.

MEDICAL PAYMENTS: CDSC may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

SHARES LIQUIDATED BY TRANSFER AGENT: CDSC may be waived for shares sold under the Distributor's right to liquidate a shareholder's account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

PLANS OF REORGANIZATION: At the Funds' discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the tax code in connection with the BANC OF AMERICA CAPITAL MANAGEMENT CHARITABLE GIVING PROGRAM.

         Automatic Withdrawal Plan - Additional Information.

         Shareholders who hold shares in one or more Nations Funds through certain wrap fee programs with a minimum account size in the wrap program will be deemed to have met the $5,000 minimum account balance required to set up the Automatic Withdrawal Plan.

         Anti-Money Laundering Compliance.

         The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

         OFFERING PRICE

         Money Market Funds

         The Money Market Funds use the amortized cost method of valuation to value their shares in such Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by procedures adopted by the Board. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.

         The net asset value per share of the Money Market Funds will be determined (unless the Funds close earlier) as of the following time on each day that the Federal Reserve Bank of New York and the NYSE are open:

0 California Tax-Exempt Reserves and New York Tax-Exempt Reserves -- as of 11:30 a.m., Eastern time.

0     Municipal Reserves and Tax-Exempt Reserves -- 12:00 Noon, Eastern time.

0     Government Reserves -- as of 2:30 p.m., Eastern time.

0 Cash Reserves, Money Market Reserves and Treasury Reserves -- as of 5:00 p.m., Eastern time.

         Each of the Money Market Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Board has established procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board at such intervals as it deems appropriate to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, a Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

         Non-Money Market Funds

         The share price of the Non-Money Market Funds is based on a Fund's net asset value per share, which is calculated for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. unless the NYSE closes earlier) on each day a Fund is open for business, unless a Board determines otherwise.

         The value of a Fund's portfolio securities for which a market quotation is available is determined in accordance with the Trust's valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on Nasdaq will generally be valued at the Nasdaq Official Closing Price ("NOCP") (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to Nasdaq's best bid price if the last trade price is below such bid price and down to Nasdaq's best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on Nasdaq prior to the calculation of the NAV of the Fund. If no sale price is shown on Nasdaq, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed "stale" and the value will be determined in accordance with the Funds' fair valuation procedures. Securities traded on a foreign securities exchange will generally be valued at their last traded sale prices on a primary exchange. In the absence of a reported sale on a particular day, the securities will generally be valued at the mean between the latest bid and asked prices.

         Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

         Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

         Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds' fair valuation procedures.

         Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

         Shares of open-end investment companies held in a Fund's portfolio will generally be valued at the latest net asset value reported by the investment company.

         Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

         Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at "fair value" as determined in good faith by the Adviser's valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

         With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as WEBS.

         The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

                          INFORMATION CONCERNING TAXES

         The following information supplements and should be read in conjunction with the section in each prospectus entitled "Taxes." The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

         A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through a tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

         The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

         In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains are directly related to a Fund's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

         In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

         If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

         EXCISE TAX

         A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

         CAPITAL LOSS CARRY-FORWARDS

         A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of [date], the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated: [FUND], $[ ] (expires [year(s)]); [FUND], $[ ] (expires [year(s)]); and [FUND], $[ ] (expires [year(s)]).

         If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carryforwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

         EQUALIZATION ACCOUNTING


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

         A Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

         INVESTMENT THROUGH MASTER PORTFOLIOS

         Some of the Funds seek to continue to qualify as regulated investment companies by investing their assets through one or more Master Portfolios. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

         TAXATION OF FUND INVESTMENTS

         In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

         If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its distributable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. In general, inflation-protection bonds can be expected to produce OID as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

         If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

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

         Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

         Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

         Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

         If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract;
(iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

         The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

         "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

         A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

         Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

         In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

         TAXATION OF DISTRIBUTIONS

         For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. Except for exempt-interest distributions paid by the Tax-Exempt Funds, discussed below, all distributions paid out of a Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

         Distributions designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

         Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

         SALES AND EXCHANGES OF FUND SHARES

         In general, as long as a Money Market Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

         If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

         If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. These loss disallowance rules do not apply to losses realized under a periodic redemption plan.

         FOREIGN TAXES

         Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only an International/Global Stock Fund may qualify for and make the election; however, even if an International/Global Stock Fund qualifies for the election for a year, it may not make the election for such year. An International/Global Stock Fund will notify each shareholder within 60 days after the close of the Fund's taxable year whether it has elected for the foreign taxes paid by the Fund to "pass-through" for that year.

         Even if an International/Global Stock Fund qualifies for the election, foreign income and similar taxes will only pass-through to the Fund's shareholder if certain holding period requirements are met. Specifically, (i) the shareholder must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholder became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. An International/Global Stock Fund may choose not to make the election if the International/Global Stock Fund has not satisfied its holding requirement.

         If an International/Global Stock Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund's dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

         In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

         FEDERAL INCOME TAX RATES

         As of the printing of this SAI, the maximum, stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

         Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends attributable to investments in certain domestic and foreign corporations and certain holding period requirements are met, including by individual Fund shareholders to qualify for the reduced rate of taxation. Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

         The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2003.

         BACKUP WITHHOLDING

         The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an0 additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid

TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

         TAX-DEFERRED PLANS

         The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

         CORPORATE SHAREHOLDERS

         Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

         FOREIGN SHAREHOLDERS

         Under recently enacted tax legislation, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as "interest-related distributions" generally attributable to the Fund's net interest income earned on certain debt obligations paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). Each Fund will designate any interest-related distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year, although the Funds provide no assurance they will make any such designations. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, this tax generally will not apply to exempt-interest distributions from a Fund, described below. Also, notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

         In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or
(iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year generally attributable to its net short-term capital gain. The Funds provide no assurance they will make any such designations.

         If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that were "qualifying assets" (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

         The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

         Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships. If an International/Global Stock Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, foreign shareholders of the Fund generally will be subject to increased federal income taxation without a corresponding benefit for the pass-through.

         SPECIAL TAX CONSIDERATIONS PERTAINING TO ALL THE TAX-EXEMPT FUNDS

         If at least 50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest distributions." The Tax-Exempt Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

         Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund's tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

         Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

         In addition, certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating federal alternative minimum tax ("AMT"). Tax preference items include tax-exempt interest on "private activity bonds." To the extent that a Tax-Exempt Fund invests in private activity bonds, its shareholders will be required to report that portion of a Tax-Exempt Fund's distributions attributable to income from the bonds as a tax preference item in determining their AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Exempt Fund's expenses in computing their AMT. In addition, exempt-interest distributions paid by a Tax-Exempt Fund to a corporate shareholder is included in the shareholder's "adjusted current earnings" as part of its AMT calculation. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

         The IRS is paying increased attention on whether obligations intended to produce interest exempt from federal income taxation in fact meet the requirements for such exemption. Ordinarily, the Tax-Exempt Funds rely on an opinion from the issuer's bond counsel that interest on the issuer's obligation will be exempt from federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeapordize a Tax-Exempt Fund's ability to pay exempt-interest distributions. Similar challenges may occur as to state-specific exemptions.

         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE CALIFORNIA FUNDS

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax ("California exempt-interest distributions"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. possession obligations. The California Funds intend to qualify under the above requirements so that they can pay California exempt-interest distributions.

         Within sixty days after the close of its taxable year, each California Fund will notify its shareholders of the portion of the distributions made the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by a California Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state individual income tax law.

         In cases where a shareholder of a California Fund is a "substantial user" or "related person" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisors to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California state individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to "substantial users" are applicable for California state income tax purposes. Interest on indebtedness incurred by a shareholder in a taxable year to purchase or carry shares of a California Fund is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for taxable year.

         The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Funds' distributions and as to their own California state tax situation, in general.

         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE FLORIDA FUNDS

         Florida does not impose an individual income tax. Thus individual shareholders of the Florida Funds will not be subject to any Florida income tax on distributions received from the Florida Funds. However, Florida does impose an income tax on corporations. Florida also imposes an annual intangible personal property tax on intangible personal property (including but not limited to stocks or shares of business trusts or mutual funds) held by persons domiciled in the State of Florida, regardless of where such property is kept. Florida counsel has, however, advised the Trust that shares in the Florida Funds shall not be subject to Florida's intangible personal property tax if on January 1 of each tax year at least 90 percent of the net asset value of the portfolio of such Florida Fund consists of obligations of the government of the United States of America, its agencies, instrumentalities, the Commonwealth of Puerto Rico, the government of Guam, the government of American Samoa, the government of the Northern Mariana Islands, the State of Florida, its political subdivisions, municipalities or other taxing districts.

         The Florida Funds anticipate that at least 90 percent of the net assets of the portfolio will contain assets that are exempt from Florida's intangible personal property tax on January 1 of each tax year. If the portfolio of a Florida Fund did not, however, meet this 90 percent test, then only the portion of the net asset value of the portfolio which is made up of direct obligations of the United States of America, its agencies, territories and possessions (as described above) may be removed from the net asset value for purposes of computing the intangible personal property tax. The remaining net asset value of the portfolio and hence a portion of the net asset value of the shares in the Florida Funds would be subject to the intangible personal property tax. Notice as to the tax status of your shares will be mailed to you annually. Shareholders of a Florida Fund should consult their own tax advisors with specific reference to their own tax situation if advised that a portion of the portfolio of such Fund consisted on January 1 of any year of assets which are not exempt from Florida's annual intangible personal property tax. Such annual intangible personal property tax, if any, is due and payable on June 30 of such year in which the tax liability arises.

SPECIAL TAX CONSIDERATIONS PERTAINING TO THE GEORGIA INTERMEDIATE BOND FUND

         The portion of the Fund's exempt-interest distributions paid to residents of Georgia attributable to interest received by the Georgia Funds on tax-exempt obligations of the State of Georgia or its political subdivisions or authorities and other Fund distributions attributable to interest received from U.S. Government obligations will be exempt from Georgia individual and corporate income taxes. There is no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Funds owned by investors residing in Georgia. The Georgia intangibles tax was repealed by the Georgia General Assembly on March 21, 1996, further ratified by a Constitutional Amendment approved in the November 1996 General Election (GA. L 1996, P.130 Section 9). The Georgia intangibles tax was repealed for taxable years beginning after January 1, 1996. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. Government obligations will be subject to the State of Georgia short-term or long-term capital gains tax, which follows the federal income tax treatment. Interest received by a Georgia resident received from non-Georgia municipal state bonds and distributions received from mutual funds that derive income from non-Georgia municipal or state bonds will be subject to Georgia income tax.

         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE KANSAS INCOME FUND

         The Kansas Income Fund's regular monthly distributions will not be subject to the Kansas income tax to the extent that they are paid out of income earned on Kansas municipal securities that are exempt from Kansas income taxes. If you are not a Kansas resident, the portion of distributions, if any, that is derived from interest on municipal securities or other obligations that are not exempt from Kansas income taxes but are derived from Kansas sources, as well as realized capital gains derived from Kansas sources, will be subject to Kansas income tax. If you are a resident of Kansas, you will be subject to Kansas income tax to the extent of Fund distributions attributable to interest on municipal securities or other obligations that are not exempt from Kansas income taxes and realized capital gains, or if you sell or exchange the Fund's shares and realize a capital gain on the transaction. Distributions treated as long-term capital gain for federal income tax purposes generally are treated the same for Kansas income tax purposes.

SPECIAL TAX CONSIDERATIONS PERTAINING TO THE MARYLAND INTERMEDIATE BOND FUND

         The portion of the Maryland Intermediate Bond Fund's exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities ("Maryland Municipal Bonds") and distributions attributable to gains from the disposition Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland individual and corporate income taxes; any other Fund distributions will be subject to Maryland income tax. Fund shareholders will be informed annually regarding the portion of the Maryland Intermediate Bond Fund's distributions that constitutes exempt-interest distributions exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions from the Maryland Intermediate Bond Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of the Maryland Intermediate Bond Fund will not be subject to the Maryland personal property tax.

SPECIAL TAX CONSIDERATIONS PERTAINING TO NEW YORK TAX-EXEMPT RESERVES

The portion of the New York Tax-Reserves' exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of New York or its political subdivisions will be exempt from New York State and City individual income taxes and from the New York City unincorporated business tax. Such distributions made to corporate shareholders subject to New York State and/or City corporate franchise or income tax may be taxable for such purposes. Accordingly, potential corporate investors in New York Tax-Exempt Reserves, including, in particular, corporate investors that may be subject to New York State and/or City corporate franchise or income tax, should consult their own tax advisors with respect to the application of such taxes to the Fund's distributions.

SPECIAL TAX CONSIDERATIONS PERTAINING TO THE NORTH CAROLINA INTERMEDIATE BOND
FUND

         The portion of the North Carolina Intermediate Bond Fund's exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions will be exempt from North Carolina individual and corporate income taxes. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of the North Carolina Intermediate Bond Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 for purposes of determining their North Carolina taxable income.

SPECIAL TAX CONSIDERATIONS PERTAINING TO THE SOUTH CAROLINA INTERMEDIATE BOND
FUND

         The portion of the South Carolina Intermediate Bond Fund's exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will be exempt from South Carolina income taxes. Distributions of capital gains or income not attributable to interest from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest on obligations of the United States may be subject to South Carolina income taxes.

         Although distributions of capital gains and the gain recognized with respect to the sale or exchange of shares of the Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized in South Carolina during a taxable year. The definition of net capital gain for federal income tax purposes is utilized for purposes of this deduction. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to nonindividual beneficiaries.

SPECIAL TAX CONSIDERATIONS PERTAINING TO THE TENNESSEE INTERMEDIATE BOND FUND

         The Tennessee Hall Income Tax imposes a tax on income received by way of dividends from stock or interest on bonds. The portion of the Tennessee Intermediate Bond Fund's exempt interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of Tennessee, or any county or municipality or other political subdivision of the State of Tennessee or exempt obligations of the United States. Distributions from a qualified regulated investment company are exempt from the Hall Income Tax, but only to the extent they are attributable to interest on bonds or securities of the U.S. Government or any agency or instrumentality thereof or on bonds of the State of Tennessee or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above. Any portion of a distribution that comes from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes.

SPECIAL TAX CONSIDERATIONS PERTAINING TO THE VIRGINIA INTERMEDIATE BOND FUND

         Distributions will not be subject to Virginia income tax if the Virginia Intermediate Bond Fund pays distributions to shareholders that derived from (i) interest on debt obligations of Virginia or its political subdivisions,
(ii) debt obligations of the United States excludable from Virginia income tax under the laws of the United States, or (iii) debt obligations of Puerto Rico, Guam, or the Virgin islands, that are backed by the full faith and credit of the borrowing government.

                      UNDERWRITER COMPENSATION AND PAYMENTS

         BACAP Distributors is the principal underwriter and Distributor of the shares of the Funds. Its address is: One Bank of America Plaza, 33rd Floor, Charlotte, NC 28255.

         On or about August 20, 2005, BACAP Distributors will merge into Columbia Funds Distributors, Inc., which will be renamed Columbia Management Distributor, Inc. ("CMD"). The Boards have approved distribution agreements with CMD pursuant to which CMD will replace, on or about August 20, 2005, BACAP Distributors as the exclusive distributor of the Nations Funds.

         Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement became effective with respect to a Fund after approved by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BACAP or the Distributor on 60 days' written notice.

         The Distributor has entered into a Sales Support and Services Agreement with Columbia Funds Distributor, Inc. ("CFDI") under which the Distributor has engaged CFDI to provide the following services to the Distributor: (i) introduce prospective selling intermediaries or agents to the Distributor for admission to the Nations Funds' selling group; (ii) educate selling intermediaries or agents and their representatives as appropriate on the Nation Funds; and (iii) provide information and reasonable assistance to selling intermediaries or agents and their representatives in connection with servicing investors in the Nations Funds after they have purchased Nations Funds shares, including providing sufficient personnel, during normal business hours, reasonably necessary to respond to telephone questions from selling intermediaries or agents and their representatives with respect to the Nations Funds. CFDI is an affiliate of the Distributor and its address is One Financial Center, Boston, MA 02111-2621.

         During the fiscal year ended March 31, 2005, the Distributor received $___________ in underwriting commissions for all Funds it serves, of which the Distributor retained $____________. During the fiscal year ended March 31, 2004, the Distributor received $5,980,053 in underwriting commissions for all Funds it serves, of which the Distributor retained $5,980,053. During the fiscal year ended March 31, 2003, the Distributor (Stephens for the period April 1, 2002 through December 31, 2002 and BACAP Distributors for the period January 1, 2003 through March 31, 2003) received $8,020,945 in underwriting commissions, of which the Distributor retained $0.

         The following table shows all commissions and other compensation received by BACAP Distributors from each Fund for the period April 1, 2004 through March 31, 2005.

FUND                                              NET              COMPENSATION ON     BROKERAGE       OTHER
                                                  UNDERWRITING     REDEMPTIONS AND     COMMISSIONS     COMPENSATION
                                                  DISCOUNTS AND    REPURCHASES
                                                  COMMISSIONS
INTERNATIONAL/GLOBAL STOCK FUNDS

Global Value Fund                                                             0                   0               0
International Equity Fund                                                     0                   0               0
International Value Fund                                                      0                   0               0

FUND                                              NET              COMPENSATION ON     BROKERAGE       OTHER
                                                  UNDERWRITING     REDEMPTIONS AND     COMMISSIONS     COMPENSATION
                                                  DISCOUNTS AND    REPURCHASES
                                                  COMMISSIONS
Marsico International Opportunities Fund                                      0                   0               0

STOCK FUNDS                                                                   0                   0               0
Asset Allocation Fund                                                         0                   0               0
Convertible Securities Fund                                                   0                   0               0
Marsico 21st Century Fund                                                     0                   0               0
Marsico Focused Equities Fund                                                 0                   0               0
Marsico Growth Fund                                                           0                   0               0
Marsico MidCap Growth Fund                                                    0                   0               0
MidCap Value Fund                                                             0                   0               0
SmallCap Value Fund                                                           0                   0               0
Small Company Fund                                                            0                   0               0
Strategic Growth Fund                                                         0                   0               0
Value Fund                                                                    0                   0               0

INDEX FUNDS                                                                   0                   0               0
LargeCap Index Fund                                                           0                   0               0
MidCap Index Fund                                                             0                   0               0
SmallCap Index Fund                                                           0                   0               0
LargeCap Enhanced Core Fund                                                   0                   0               0

LIFEGOAL PORTFOLIOS                                                           0                   0               0
LifeGoal Balanced Growth Portfolio                                            0                   0               0
LifeGoal Growth Portfolio                                                     0                   0               0
LifeGoal Income and Growth Portfolio                                          0                   0               0
LifeGoal Income Portfolio*                                                    0                   0               0

GOVERNMENT & CORPORATE BOND FUNDS                                             0                   0               0
Bond Fund                                                                     0                   0               0
Government Securities Fund                                                    0                   0               0
High Yield Bond Fund                                                          0                   0               0
Intermediate Bond Fund                                                        0                   0               0
Short-Intermediate Government Fund                                            0                   0               0
Short-Term Income Fund                                                        0                   0               0
Strategic Income Fund                                                         0                   0               0

MUNICIPAL BOND FUNDS                                                          0                   0               0
Intermediate Municipal Bond Fund                                              0                   0               0
Municipal Income Fund                                                         0                   0               0
Short-Term Municipal Income Fund                                              0                   0               0

STATE MUNICIPAL BOND FUNDS                                                    0                   0               0
California Bond Fund                                                          0                   0               0
California Intermediate Bond Fund                                             0                   0               0
Florida Intermediate Bond Fund                                                0                   0               0
Florida Bond Fund                                                             0                   0               0
Georgia Intermediate Bond Fund                                                0                   0               0
Kansas Income Fund                                                            0                   0               0
Maryland Intermediate Bond Fund                                               0                   0               0
North Carolina Intermediate Bond Fund                                         0                   0               0
South Carolina Intermediate Bond Fund                                         0                   0               0
Tennessee Intermediate Bond Fund                                              0                   0               0
Texas Intermediate Bond Fund                                                  0                   0               0
Virginia Intermediate Bond Fund                                               0                   0               0

FIXED-INCOME SECTOR PORTFOLIOS

Corporate Bond Portfolio                                                      0                   0               0
Mortgage- and Asset-Backed Portfolio                                          0                   0               0
High Income Portfolio                                                         0                   0               0

MONEY MARKET FUNDS

California Tax-Exempt Reserves                                                0                   0               0
Cash Reserves                                                                 0                   0               0
Government Reserves                                                           0                   0               0
Money Market Reserves                                                         0                   0               0
Municipal Reserves                                                            0                   0               0

FUND                                              NET              COMPENSATION ON     BROKERAGE       OTHER
                                                  UNDERWRITING     REDEMPTIONS AND     COMMISSIONS     COMPENSATION
                                                  DISCOUNTS AND    REPURCHASES
                                                  COMMISSIONS
New York Tax-Exempt Reserves                                                  0                   0               0
Tax-Exempt Reserves                                                           0                   0               0
Treasury Reserves                                                             0                   0               0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

         ADVERTISING FUND PERFORMANCE

         Performance information for the Funds may be obtained by calling (800) 321-7854 or (800) 765-2668 (for institutional investors only) or by visiting www.nationsfunds.com. From time to time, the performance of a Fund's shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         Standardized performance for the Funds, i.e., that required in both form and content by Form N-1A, is either shown below or incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds. The main purpose of standardized performance is to allow an investor to review the performance of a Fund's class of shares and compare such performance with that of investment alternatives, including other mutual funds.

         Non-standardized performance also may be advertised by the Funds. One purpose of providing non-standardized performance to an investor is to give that investor a different performance perspective that may not be captured by standardized performance. The non-standardized performance of a Fund's class of shares, however, may not be directly comparable to the performance of investment alternatives because of differences in specific variables (such as the length of time over which performance is shown and the exclusion of certain charges or expenses) and methods used to value portfolio securities, compute expenses and calculate performance. Non-standardized performance may include, but is not limited to, performance for non-standardized periods, including year-to-date and other periods less than a year, performance not reflecting the deduction of certain charges, fees and/or expenses, and performance reflecting the deduction of applicable state or federal taxes, or so-called "after-tax performance" After-tax returns are generally calculated using the same methodology as that used in calculating total return, except that such after-tax returns reflect the deduction of taxes according to applicable federal income and capital gain tax rates attributable to dividends, distributions and an investor's redemptions. Of course, after-tax returns for individual investors will vary as the tax rates applicable to such investors vary. In addition, the Funds may also advertise their tax efficiency ratios and compare those ratios with other mutual funds. A tax efficiency ratio is intended to let an investor know how tax efficient a Fund has been over a period of time, and is typically related to its portfolio turnover rate. That is, an investor could expect that the higher a Fund's portfolio turnover rate, the greater the percentage of gains realized and the lower the level of tax efficiency over a given period of time.

         In general, comparisons to other mutual funds or investment alternatives may be useful to investors who wish to compare past performance of the Funds or a class with that of competitors. Of course, past performance is not a guarantee of future results.

         Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals, industry sources and other periodicals in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund. The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by leading banks and thrift institutions in the top five metropolitan statistical areas.

         The Funds also may use the following information in advertisements and other types of literature: (i) the Consumer Price Index may be used, for example, to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used, among other things, to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return, among other things, on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector. In addition, the performance of a Fund's class of shares may be compared to the S&P 500, the Dow Jones Industrial Average, a recognized index of common stocks of 30 industrial companies listed on the NYSE, the Europe, Far East and Australia Index, a recognized index of international stocks, or any similar recognized index. The performance of a Fund's class of shares also may be compared to a customized composite index.

         In addition, the Funds also may use, in advertisements and other types of literature, information and statements: (1) showing that although bank savings accounts may offer a guaranteed return of principal and a fixed rate of interest, they offer no opportunity for capital growth; and (2) describing Bank of America, and its affiliates and predecessors, as one of the first investment managers to use asset allocation and index strategies in managing and advising accounts. The Funds also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Funds also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to buy, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Funds may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

         The Funds also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent net asset value or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

In addition, certain potential benefits of investing in global securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities.

         Ibbotson Associates of Chicago, Illinois, and other companies provide historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

         YIELD CALCULATIONS

         MONEY MARKET FUNDS

         The "yield" and "effective yield" of shares of the Money Market Funds are computed separately as described below according to formulas prescribed by the SEC. The standardized seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share of the class or series involved at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with distributions from the original share, and distributions declared on both the original share and any such additional shares; and all fees, other than nonrecurring account or sales charges, that are charged to shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for a class or series of shares in a Fund is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         In addition, the "tax-equivalent yield" of the shares of the Money Market Funds is computed by: (a) dividing the portion of the yield that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax.

         NON-MONEY MARKET FUNDS

         Yield is calculated separately for the Class Z, Class A, Class B and Class C Shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Class Z Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                           Yield = 2 [(a-b+ 1)6 - 1]

                                         cd

Where: a = dividends and interest earned during the period.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d = maximum offering price per share on the last day of the period (for Class Z Shares, this is equivalent to net asset value per share).

         For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Municipal Bond Funds calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

         Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Class Z Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a distribution, but is reasonably expected to be and is declared as a distribution shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

         The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Class A, Class B or Class C Shares. These may be calculated based on the Class A, Class B and Class C Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Class A, Class B or Class C Shares may also include additional yield calculations prepared for the holders of Class Z Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above.

         "Tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by (b) one, minus (i) a stated federal income tax rate and, (ii) a state income tax rate (if applicable) multiplied by one minus the Stated Federal income tax rate. The federal income tax rate used in calculating the "tax-equivalent" yield 38.6%. The following state income tax rates are used in calculating the "tax-equivalent" yields: California -- 9.3%; Florida -- 0%; Georgia -- 6%; Maryland -- 4.875%; North Carolina -- 7.75%; South Carolina -- 7%; Tennessee -- 6%; Texas -- 0%; and Virginia -- 5.75%.

         The tax brackets and the related yield calculations are based on the 2000 Federal and applicable state tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 2000 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 38.6% Federal tax rate applied to taxable income in excess of $283,150.

         TOTAL RETURN CALCULATIONS

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

Where:        P =     a hypothetical initial payment of $1,000

              T =     average annual total return

              n =     number of years

            ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts. All performance calculations for the period ended March 31, 1999, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

         CUMULATIVE RETURN

         Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR = (ERV-P) 100
                    P

Where:        CTR =   Cumulative total return

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

              P =     initial payment of $1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

        Average annual return for the Funds has been incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds.

         AFTER-TAX RETURN CALCULATIONS

         As and to the extent required by the SEC, the Fund's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATVDR"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ATVDR.

         After tax returns for the Funds have been incorporated by reference from the Funds' prospectuses, and may be advertised by the Funds.

                   APPENDIX A--DESCRIPTION OF SECURITY RATINGS

         The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four denote investment-grade securities.

             Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment-grade.

             AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

             AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

             A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

             BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment-grade:

             AAA - Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

             A - Bonds considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Indicates satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment-grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment-grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment-grade:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment-grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

             AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             BBB - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

            TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

            TBW-3 The lowest investment-grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4 The lowest rating category; this rating is regarded as non-investment-grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

             BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

      The following summarizes the two highest short-term debt ratings used by
IBCA:

             A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

             A1 - Obligations supported by the highest capacity for timely repayment.

             A2 - Obligations supported by a good capacity for timely repayment.

                              APPENDIX B--GLOSSARY

Term Used in SAI                                    Definition
----------------                                    ----------
1933 Act....................................        Securities Act of 1933, as amended
1934 Act....................................        Securities Exchange Act of 1934, as amended
1940 Act....................................        Investment Company Act of 1940, as amended
Administrator...............................        BACAP Distributors
Adviser.....................................        BACAP, Brandes, Marsico Capital, MacKay Shields and/or Putnam,
                                                    as the context may require
Advisory Agreements.........................        The respective Investment Advisory Agreement and Investment
                                                    Sub-Advisory Agreements for the Funds
AMEX........................................        American Stock Exchange
Asset Allocation Fund.......................        Nations Asset Allocation Fund
BA Advisors.................................        Banc of America Advisors, LLC
BACAP.......................................        Banc of America Capital Management, LLC
BACAP Distributors..........................        BACAP Distributors, LLC
Bank of America.............................        Bank of America, N.A.
BNY.........................................        The Bank of New York
Board.......................................        The Trust's Board of Trustees
Bond Fund...................................        Nations Bond Fund
Brandes.....................................        Brandes Investment Partners, LLC
California Bond Fund........................        Nations California Municipal Bond Fund
California Intermediate Bond Fund...........        Nations California Intermediate Municipal Bond Fund
California Tax-Exempt Reserves..............        Nations California Tax-Exempt Reserves
California Fund(s)..........................        One or more of California Bond Fund, California Intermediate
                                                    Bond Fund and California Tax-Exempt Reserves
Cash Reserves...............................        Nations Cash Reserves
CFSI........................................        Columbia Funds Services, Inc.
Causeway....................................        Causeway Capital Management LLC
CFTC........................................        Commodity Futures Trading Commission
Code........................................        Internal Revenue Code of 1986, as amended
Code(s) of Ethics...........................        The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

CMOs........................................        Collateralized mortgage obligations
Companies...................................        Two or more of NSAT, NMIT or the Trust, as the context may require

Company.....................................        Any one of NSAT, NMIT or the Trust, as the context may require
Convertible Securities Fund.................        Nations Convertible Securities Fund
Custodian...................................        The Bank of New York
Distributor.................................        BACAP Distributors
Distribution Plan(s)........................        One or more of the plans adopted by the Board pursuant to Rule
                                                    12b-1 under the 1940 Act for the distribution of the Funds'
                                                    shares

FDIC........................................        Federal Deposit Insurance Corporation
FHLMC.......................................        Federal Home Loan Mortgage Corporation
Fixed-Income Sector Portfolios..............        Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio
                                                    and
                                                    High Income Portfolio

Florida Bond Fund...........................        Nations Florida Municipal Bond Fund
Florida Fund(s).............................        One or more of Florida Bond Fund and Florida Intermediate Bond
                                                    Fund
Florida Intermediate Bond Fund..............        Nations Florida Intermediate Municipal Bond Fund
FNMA........................................        Federal National Mortgage Association
Fund........................................        One of the open-end management investment companies (listed on the front cover of this SAI) that is a series of the Trust

Funds.......................................        Two or more of the open-end management investment companies
                                                    (listed on the front cover of this SAI) that is a series of the
                                                    Trust

Georgia Intermediate Bond Fund..............        Nations Georgia Intermediate Municipal Bond Fund
Global Value Fund...........................        Nations Global Value Fund
GNMA........................................        Government National Mortgage Association
Government & Corporate Bond Fund(s).........        One or more of those Funds shown under the heading "Government &
                                                    Corporate Bond Funds" on the front cover of the SAI
Government Reserves.........................        Nations Government Reserves
Government Securities Fund..................        Nations Government Securities Fund
High Yield Bond Fund........................        Nations High Yield Bond Fund
Index Fund(s)...............................        One or more of those Funds shown under the heading "Index Funds"
                                                    on the front cover of the SAI
Intermediate Bond Fund......................        Nations Intermediate Bond Fund
Intermediate Municipal Bond Fund............        Nations Intermediate Municipal Bond Fund
International Equity Fund...................        Nations International Equity Fund
International/Global Stock Fund(s)..........        One or more of those Funds shown under the heading
                                                    "International/Global Stock Funds" on the front cover of the SAI
International Value Fund....................        Nations International Value Fund
INVESCO.....................................        INVESCO Global Asset Management (N.A.), Inc.
Investment Advisory Agreements..............        The investment advisory agreements with between the Trust, on behalf of its Funds, and BACAP
Investment Sub-Advisory Agreements..........        The investment sub-advisory agreements with and between the
                                                    Trust, on behalf of each of
                                                    its respective Funds,
                                                    Brandes, Causeway, INVESCO,
                                                    MacKay Shields, Marsico
                                                    Capital or Putnam, as the
                                                    case may be

IRS.........................................        United States Internal Revenue Service
Kansas Income Fund..........................        Nations Kansas Municipal Income Fund
LargeCap Index Fund.........................        Nations LargeCap Index Fund
LIBOR.......................................        London Interbank Offered Rate
LifeGoal Portfolio(s).......................        One or more of those Funds shown under the heading "LifeGoal
                                                    Portfolios" on the front cover of the SAI
MacKay Shields..............................        MacKay Shields LLC
Marsico 21st Century Fund...................        Nations Marsico 21st Century Fund
Marsico Capital.............................        Marsico Capital Management, LLC
Marsico Focused Equities Fund...............        Nations Marsico Focused Equities Fund
Marsico Growth Fund.........................        Nations Marsico Growth Fund
Marsico International Opportunities Fund....        Nations Marsico International Opportunities Fund
Maryland Intermediate Bond Fund.............        Nations Maryland Intermediate Municipal Bond Fund
Marsico MidCap Growth Fund..................        Nations Marsico MidCap Growth Fund
MidCap Index Fund...........................        Nations MidCap Index Fund
MidCap Value Fund...........................        Nations MidCap Value Fund
Money Market Fund(s)........................        One or more of those Funds shown under the heading "Money Market
                                                    Funds" on the front cover of the SAI
Money Market Reserves.......................        Nations Money Market Reserves
Moody's.....................................        Moody's Investors Service, Inc.
Municipal Bond Fund(s)......................        One or more of those Funds shown under the heading "Municipal
                                                    Bond Funds" on the front cover of the SAI
Municipal Income Fund.......................        Nations Municipal Income Fund
Municipal Reserves..........................        Nations Municipal Reserves
NSAT........................................        Nations Separate Account Trust
Nations Funds or Nations Funds Family.......        The fund complex that is comprised of the Companies, along with
                                                    NSAT and NMIT.
New York Tax-Exempt Reserves................        Nations New York Tax-Exempt Reserves
NMIT........................................        Nations Master Investment Trust, a registered investment company in the Nations Funds Family

Non-Money Market Fund(s)....................        One or more of the mutual funds of the Trust, other than the
                                                    Money Market Funds

North Carolina Intermediate Bond Fund.......        Nations North Carolina Intermediate Municipal Bond Fund
NYSE........................................        New York Stock Exchange
NRSRO.......................................        Nationally recognized statistical ratings organization (such as
                                                    Moody's or S&P)
NSAT........................................        Nations Separate Account Trust, a registered investment company in the Nations Funds Family
PFPC........................................        PFPC Inc.
Putnam......................................        Putnam Investment Management, LLC
REIT........................................        Real estate investment trust
Re
S&P.........................................        Standard & Poor's Corporation
SAI.........................................        This Statement of Additional Information
SEC.........................................        United States Securities and Exchange Commission.
Selling Agent...............................        Banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor
Servicing Agent.............................        Banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the
                                                    Distributor

Short-Intermediate Government Fund..........        Nations Short-Intermediate Government Fund
Short-Term Income Fund......................        Nations Short-Term Income Fund
Short-Term Municipal Income Fund............        Nations Short-Term Municipal Income Fund
Small Company Fund..........................        Nations Small Company Fund
SmallCap Index Fund.........................        Nations SmallCap Index Fund
SmallCap Value Fund.........................        Nations SmallCap Value Fund
SMBS........................................        Stripped mortgage-backed securities
South Carolina Intermediate Bond Fund.......        Nations South Carolina Intermediate Municipal Bond Fund
State Municipal Bond Fund(s)................        One or more of the California Bond Fund, California Intermediate
                                                    Bond Fund, Florida Bond
                                                    Fund, Florida Intermediate
                                                    Bond Fund, Georgia
                                                    Intermediate Bond Fund,
                                                    Kansas Income Fund, Maryland
                                                    Intermediate Bond Fund,
                                                    North Carolina Intermediate
                                                    Bond Fund, South Carolina
                                                    Intermediate Bond Fund,
                                                    Tennessee Intermediate Bond
                                                    Fund, Texas Intermediate
                                                    Bond Fund and Virginia
                                                    Intermediate Bond Fund

Stephens....................................        Stephens Inc.
Stock Funds.................................        One or more of those Funds shown under the heading "Stock Funds"
                                                    on the front cover of the SAI
Strategic Growth Fund.......................        Nations Strategic Growth Fund
Strategic Income Fund.......................        Nations Strategic Income Fund
Sub-Administrator...........................        BNY
Sub-Transfer Agent..........................        Bank of America (for the Funds' Primary, Capital Class and Trust
                                                    Class Shares)
Tax-Exempt Reserves.........................        Nations Tax-Exempt Reserves
Tax-Exempt Fund(s)..........................        One or more of Municipal Reserves, California Tax-Exempt
                                                    Reserves, Tax-Exempt Reserves and the Municipal Bond Funds
Tennessee Intermediate Bond Fund............        Nations Tennessee Intermediate Municipal Bond Fund
Texas Intermediate Bond Fund................        Nations Texas Intermediate Municipal Bond Fund
Transfer Agent..............................        PFPC
Transfer Agency Agreement...................        The transfer agency agreement between the Trust, on behalf of its respective Funds, and PFPC
Treasury Reserves...........................        Nations Treasury Reserves
The Trust...................................        Nations Funds Trust, the registered investment company in the
                                                    Nations Funds Family to which this SAI relates
U.S. Government Bond Fund...................        Nations U.S. Government Bond Fund
Value Fund..................................        Nations Value Fund
Virginia Intermediate Bond Fund.............        Nations Virginia Intermediate Municipal Bond Fund

                   APPENDIX C--DESCRIPTION OF STATE CONDITIONS

         CALIFORNIA

         In addition to the general financial condition of the State, certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information relates specifically to Nations California Intermediate Municipal Bond Fund, Nations California Municipal Bond Fund and Nations California Tax-Exempt Reserves (each a "Fund," together the "Funds"). This summary does not purport to be a comprehensive description of all relevant facts. Although the Funds have no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

         General Economic Factors. The economy of the State of California is the largest among the 50 States and is one of the largest in the world, with prominence in the high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services sectors. The State's General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales taxes. During the boom in the mid to late 1990s, record revenues flowed into the General Fund. The Legislature absorbed the unanticipated revenues by enacting new spending mandates and significant tax cuts took effect. Beginning in 2001, California's economy slid into recession, and as thousands of jobs were lost and capital gains taxes on stock transfers dropped, General Fund revenues sharply declined. The budgetary stresses resulting from dependence on cyclical revenue sources have been compounded by an underlying structural imbalance between anticipated revenues and spending commitments, some of which increase annually by law regardless of revenue.

      As of July 2005, the general economic situation in California is seen to be improving as personal income tax receipts have risen. The median price of an existing home in California in May 2005 increased 12.8 percent from a year ago to $522,590 but year-over-year sales decreased 2.1 percent. The pace of home price appreciation has been slowing, affordability continues to deteriorate, inventories have risen, and the median time it takes to sell a home has lengthened. Employment figures have strengthened, and as of June 2005, employment levels surpassed the highs set just before the 2001 recession. Non-farm payroll employment was up 1.8 percent from a year earlier in May 2004. Monthly unemployment figures for the State in May 2005 dropped slightly from the previous month at 5.3 percent, down from 5.4% in April 2005. The national unemployment rate in May 2005 was 5.1 percent.

         Bond Ratings. Three major credit rating agencies, Moody's Investors Service, Standard and Poor's (or S&P) and Fitch Ratings, assign ratings to California long-term general obligation bonds. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

         In July 2005, Moody's upgraded the credit rating of the State's general obligation bonds from A3 to A2, because of an improving economy and revenue, and a moderately improved financial outlook for 2006 and beyond. Also in July 2005, Fitch upgraded its rating from A- to A due to economic improvements and the showing of some progress on the structural imbalance, which remains large. In August 2004, S&P upgraded the rating of the same bonds from BBB to A. It is not possible to determine whether or the extent to which Moody's, S&P or Fitch will change such ratings in the future.

         Notwithstanding the upgrades by the rating services, California's general obligation bonds currently have lower ratings than other rated states. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Downgrades may negatively impact the marketability and price of securities in the Fund's portfolio.

         State Finances. The monies of California are segregated into the General Fund and approximately 900 Special Funds. The General Fund consists of the revenues received by the State's Treasury that are not otherwise required by law to be credited to another fund, as well as earnings from State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. Monies in the General Fund are appropriated pursuant to constitutional mandates or by legislation.

         A new Special Reserve Fund was created in 2004 with the successful passage of Proposition 58. The State is required to contribute to the Special Reserve Fund 1% of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years, subject to a cap. Part of the Special Reserve Fund is dedicated to repayment of the economic recovery bonds ("ERBs") issued by the State in 2004; the fund will also be used to cushion future economic downturns or remediate natural disasters.

         Fiscal Year 2004-05 Budget.
         --------------------------

         California's fiscal year runs from July 1 to the following June 30. The January before the existing budget expires, the Governor proposes a new budget. The Governor's proposal is based on assumptions about the budget act then in effect, is updated in May, and is subject to negotiation with the Legislature before enactment in the summer. Pursuant to Proposition 58, which was adopted by voters in March 2004, the Legislature is required to enact a balanced budget. Previously, governors were required to propose a balance budget, but the Legislature could enact a deficit budget. To pass a budget statute requires a 2/3 vote in the Legislature; a ballot initiative also presented in March 2004 to reduce the required majority to 55% of each house failed.

         The 2004-05 Budget Act, enacted on July 31, 2004 (the "2004-05 Budget"), projected improvements in State revenues of 3.6 percent as a result of economic recovery. A budget shortfall of over $13.9 billion and a cumulated deficit of $26 billion were recognized. To close the budget gap, the State relied on spending cuts ($4.0 billion), cost avoidance ($4.4 billion), fund shifts ($1.6 billion) loans or borrowing ($2.1 billion), and transfers and other revenue ($1.8 billion).

         When enacted, the 2004-05 Budget relied on savings opportunities that were uncertain, including issuing nearly $1 billion in bonds to cover current pension fund obligations, increasing the State's share of tribal gaming revenues pursuant to new compacts, and taking a 75% share of punitive damages awarded in California courts. Some of the uncertainties have since been resolved favorably to the State. For example, a tax amnesty program has resulted in much greater receipts than expected, although some of the payments were made under protest and are subject to refunding as taxpayers win their disputes. The State has estimated an additional $380 million will be recognized over a multi-year period as a result of the amnesty. The State has also enacted a statute providing for the sharing of punitive damages awards, although the law is to sunset in 2006 unless otherwise extended. However, plans for tribal gaming and pension bonds were impeded by litigation.

         In November 2004, a constitutional initiative was passed that permits the State to withhold $1.3 billion per year in property tax revenue to local governments for 2004-05 and 2005-06. Beginning in 2006-07, the new law curbs State authority to reduce local governments' share of tax revenue. Local entities with the capacity to charge user fees, providers of transportation, water and sewer services are facing the heaviest funding cuts, losing 40% of their property tax revenue to the State. At the same time, local governments' right to levy a 1/4 cent sales tax was eliminated in exchange for a share of property tax revenue in the future. To the extent that local entities are unable to recoup their losses with higher fees, service, capital investment and maintenance may suffer as a result of the 2004-05 and 2005-06 withholdings. When the compromise shifts in favor of local governments beginning in 2006, the State may experience reduced flexibility in managing revenue shortfalls.

         Fiscal Year 2005-06 Budget.
         --------------------------

         On July 7, 2005, the Legislature adopted the 2005-06 Budget (the "2005-06 Budget"), which was signed by Governor Schwarzenegger on July 11, 2005. The 2005-06 Budget assumes that the State General Fund will end fiscal year 2004-05 with a reserve of approximately $6.8 billion, revenues of $89.2 billion and expenditures of $81.7 billion, leaving a balance of $7.5 billion. The 2005-06 Budget calls for total expenditures of $90 billion from the General Fund with expected revenues of $84 billion. The resulting shortfall is expected to draw down the current year reserve to $1.3 billion at the end of fiscal year 2005-06. Fiscal year 2006-07 is expected to begin with committed expenditures exceeding expected revenues for the coming fiscal year due to the structural imbalance in estimated amounts ranging from $4.7 billion to $7.5 billion.

         As signed by the Governor, the 2005-06 Budget funds the 2005-06 minimum legally required level for K-12 education, using the levels set in the 2004-05 Budget as the basis for mandated increases. The State saved $3.8 billion in 2004-05 by not paying the minimum guaranteed level for 2004-05; under current law, this amount must be restored in future years. The 2005-06 Budget also repays local governments $1.2 billion owed to them by August 2006 for vehicle-license fees ("VLF") pursuant to a cost avoidance mechanism incorporated into the 2004-05 Budget and approved by voters in November 2004. The 2005-06 Budget provides for transfer of $1.3 billion of gasoline tax revenues to State transportation initiatives, consistent with Proposition 42. The 2005-06 Budget also defers payments of some obligations, including a proposed $464 million bond to fund a judgment against the State for flood damage.

         The 2005-06 Budget continues to rely on a compact reached with local governments and approved by voters in November 2004 that permits the State to keep $1.3 billion in property tax revenues otherwise owed to local governments for each of fiscal years 2004-05 and 2005-06. Beginning in 2006-07, State authority to reduce local governments' share of tax revenue is curbed. The measure also replaced local governments' 1/4 cent of sales tax revenue with a share of property tax revenue, permanently reduced the VLF to 0.65 percent and eliminated the State's obligation to backfill VLF revenues that previously were dedicated to local governments.

         Some of the revenue and cost-saving assumptions reflected in the 2005-06 Budget were uncertain at the time of enactment. Revenue from a proposed $1 billion bond offering secured by payments from Native American tribal gaming under new compacts is included in the 2005-06 Budget, despite a pending lawsuit challenging the compacts. The new compacts are expected to result in substantial payments to the State in exchange for expanded gambling rights. Also, the 2005-06 Budget includes $525 million in pension bond revenue; however, these bonds are subject to legal challenge on the same grounds that a similar pension bond issuance was blocked during fiscal year 2004-05.

         While the 2005-06 fiscal year is expected to end in balance, unless policies change, the State's ongoing funding commitments will confront the State with a budget gap at the start of 2006-07. This shortfall is estimated at about $5 billion in 2006-07, according to estimates of the Legislative Analyst's Office ("LAO"), a nonpartisan state agency.

         To address the ongoing structural imbalance, the Governor has called a special State-wide election for November 8, 2005 for voting on a number of initiatives, including a proposed constitutional amendment called "California Live Within Our Means Act." This initiative would change the budgeting process to require the Legislature and Governor to maintain budgets in balance during the fiscal year and to intervene if a deficit is anticipated. This initiative would require governors in future years to call a special session of the Legislature whenever during a fiscal year the Director of Finance informs the Governor that spending is likely to exceed revenues. The Legislature would face a deadline and would be unable to enact other legislation until the budget imbalance is addressed. If the Legislature and the Governor were unable to agree within the deadline, across-the-board spending cuts would automatically go into effect, except for debt service obligations and spending required by federal law. Furthermore, if a budget for the coming fiscal year were not timely enacted by June 30, funding levels would remain unchanged until enactment of a new budget.

         The Governor's constitutional reform proposals also include measures to prevent future governors and legislators from avoiding mandated spending. For example, Proposition 98, which guarantees increases in K-12 education spending, permits the Legislature to suspend increased spending with a two-thirds vote, provided that the suspended funding is later restored. The Governor proposes to eliminate the option to suspend increases, thereby depriving the Legislature of the option to accrue mounting obligations to restore suspended funds. The upward funding ratchet of Proposition 98 would be loosened somewhat by not including one-time overpayments for education in past years in the basis for calculating required future funding growth. While under existing law, maintenance factor payments restore ongoing funding for Proposition 98, under the Governor's proposal these payments will be one-time adjustments, and will not raise the ongoing Proposition 98 minimum guarantee.

         Similarly, the Governor proposes constitutional amendments to restrain the State from suspending transfers to the Transportation Investment Fund after 2006-07, to prohibit borrowing from other special funds, and to prohibit the State and any of its subdivisions from agreeing to defined-benefit pension plans with employees, instead mandating defined-contribution plans.

         With respect to existing loans and outstanding obligations, the Governor proposes to consolidate these debts and repay them over a 15 year period. The obligations include: (1) deferred guaranteed minimum funding requirements under Proposition 98 and other "settle-up" payments to schools, (2) unfunded mandates to local governments and schools, (3) Proposition 42 loans from transportation, and (4) other loans from special funds. The size of such a bond is unclear and it remains to be determined whether voter approval would be required.

         Future Budgets. We cannot predict what actions will be taken in the future by the State Legislature, the Governor and voters to deal with changing State revenues and expenditures. Governor Schwarzenegger has called a special election for November 2005 to present budget reforms directly to voters as ballot propositions that amend the California Constitution. Embedding near-term solutions into the State Constitution, particularly solutions that defer current costs and that anticipate benefits in the future, may limit the State's options in the future. To the extent that California's structural deficit arises from inflexible legislated spending commitments, some of the Governor's proposals render these commitments increasingly inflexible in the future. The State budget will be affected by national and State economic conditions and other factors.

         State Indebtedness.
         ------------------

         The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies.

         General Obligation Bonds. California's capacity to issue general obligation bonds is described in the State Constitution. General obligation indebtedness of the State may not be created without the approval of a majority of voters. Debt service on general obligation bonds is the second charge to the General Fund after the support of the public school system and public institutions of higher education. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of July 1, 2005, the State had outstanding approximately $47.4 billion aggregate principal amount of long-term general obligation bonds.

         The Legislature has approved a new bond for the construction and renovation of public libraries of approximately $600 million, to be presented to voters in the June 2006 primary election. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot but legislation is pending to defer this measure until 2008. Additional bond proposals may be added to the 2006 primary or general election ballots. In November 2004, voters approved issuance of $3 billion in state general obligation bond to provide $295 million annually for 10 years to California schools, institutes and private companies conducting stem cell research. The measure is intended to be self-funding, with repayment made from patent royalties and tax revenues generated by new jobs. Voters also approved $15 billion in economic recovery bonds in March 2004.

         Commercial Paper. Voter-approved general obligation indebtedness may be issued as commercial paper notes for some bond issues. Pursuant to the terms of the bank credit agreement supporting the general obligation commercial paper program, not more than $1.5 billion in general obligation commercial paper notes may be outstanding at any time. As of July 1, 2005, the State had $94 million aggregate principal amount of general obligation commercial paper notes outstanding.

         Lease-Revenue Bonds. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-revenue bonds. The State had approximately $7.8 billion General Fund-supported lease-revenue debt outstanding at July 1, 2005.

         Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had outstanding about $41.5 billion in aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund as of December 31, 2004.

         Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. During fiscal year 2004-05, the State had outstanding $6 billion of Revenue Anticipation Notes, which matured and were repaid on June 30, 2005.

         Inter-fund Borrowing. The unreserved fund balance of the General Fund is known as the Special Fund for Economic Uncertainties ("SFEU"). The SFEU consists of the residual of total resources after total expenditures and all legal reserves (such as reserve for encumbrances). The State draws on the SFEU to fund general activities when revenues decline or expenditures unexpectedly increase. Any appropriation made from the SFEU is an appropriation from the General Fund for budgeting and accounting purposes.

         Inter-fund borrowing permits the General Fund to transfer money from special funds when the General Fund is or will be exhausted. All transfers must be restored to the transferor special fund as soon as there is sufficient money in the General Fund to do so, and no transfer may be made if it would interfere with the objective for which such special fund was created. As of May 31, 2005, there were no outstanding loans from the SFEU or other inter-fund sources to the General Fund.

         Constitutional, Legislative and Other Factors. California voters have approved a series of tax-limiting initiatives, adding complexity to the revenue-raising process of the State and local entities. California also has a rule of taxpayer standing (Cal. C.C.P. 526a) that permits any citizen or corporation liable to pay a tax to challenge the assessment in court to prevent illegal expenditure, waste, or injury, provided that no bonds for public improvements or public utilities may be enjoined. With this relatively low bar to taxpayer lawsuits, the California judiciary has interpreted many of the tax-related initiatives, sometimes with results unexpected by taxing authorities. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. It is also possible that California entities have not successfully complied with the complex legislative framework, and may in the future be required to return revenues previously collected.

         The initiatives began in 1978 with Proposition 13 (Cal. Const. Art. XIIIA), which, as amended, generally caps the maximum real property tax that may be imposed at one percent, caps annual increases in assessed property values at two percent, permits reassessment to market value only on sale (subject to certain exemptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Proposition 13 also gave the State legislature responsibility for allocating the remaining proceeds of the property tax. Proposition 13 was intended to stop local governments from relying on open-ended voter approval to incur governmental expenses deemed desirable from year to year, and from levying taxes accordingly. Proposition 13 is believed to have altered local land development policies by encouraging localities to approve development of retail facilities over housing: typically, cities and counties obtain the highest net revenues from retail developments, and housing and manufacturing developments often yield more costs than tax revenues. Furthermore, because the basic one percent ad valorum tax is based on the value of the property as of the owner's acquisition, the amount of tax on comparable properties varies widely.

         Proposition 4 or the "Gann Initiative" (Cal. Const. Art. XIIIB) was adopted in 1979 and restricts State and local spending of revenues derived from taxes, regulatory licenses, user charges or other fees. The spending limits are adjusted annually to reflect changes in the cost of living and population growth. If revenues exceed limits, local governments must return excess revenues to taxpayers in the form of rate reductions; the State is obligated to refund half of the excess to taxpayers, and to transfer the remaining half to schools and community colleges.

         Both Propositions 13 and 4 have been amended several times, but both continue to constrain State and local spending. After the passage of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the lost property tax revenues, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the State curtailed post-Proposition 13 aid to local government entities other than school districts by requiring cities and counties to transfer some of their allocated property tax revenues to school districts. Notwithstanding the cutbacks, local governments have continued to rely on the State to support basic local functions, including local law enforcement, juvenile justice and crime prevention programs. The State withheld these allocations in part in 2003-04 and 2004-05 to deal with the State's financial challenges, and such withholdings must be repaid in the future.

         In 1986, California voters approved Proposition 62, a statute that requires super-majority approvals of local government taxes. Two-thirds of the local entity's legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds vote of the electorate must approve any special tax for specific purposes. In 1995, the California Supreme Court upheld the constitutionality of Proposition 62.

         In 1996, California voters approved Proposition 218 (Cal. Const. Arts. XIIIC and XIIID), an initiative with a purpose of "limiting local government revenue and enhancing taxpayer consent." Proposition 218 requires a majority of a local entity's electorate to approve any imposition or increase in a general tax, and two-thirds of the local entity's electorate to approve any imposition or increase in a specific tax. Proposition 218 also precludes special districts, including school districts, from levying general taxes; accordingly, special districts are required to obtain two-thirds approval for any increases. Proposition 218 has a retroactive effect, in that it enables voters to use initiatives to repeal previously authorized taxes, assessments, fees and charges.

         Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some California cities and counties experienced lowered credit ratings, and other local governments may be reduced in the future. In recent lawsuits, the California Court of Appeal has applied the anti-tax intent of Proposition 218 broadly to find city and county taxes and charges invalid.

         Other litigation and initiatives complicate the State's ability to spend tax revenue.

         In 1988, voters passed Proposition 98, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the

Legislature, by a two-thirds vote in both houses and with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. The 2004-05 Budget suspended the level of Proposition 98 spending by approximately $2 billion and added $2 billion to the existing "maintenance factor" (the difference between Proposition 98 guarantees and actual appropriations), bringing the cumulative maintenance factor to an estimated $4 billion, which must be restored in future years as economic conditions improve. As discussed above, the Governor has proposed a voter initiative providing for the consolidation of this and other obligations and their repayment over 15 years.

         With a constitutional initiative in November 2004, voters endorsed a complex tax swap arrangement to provide funding for local governments. The measure shifts $1.3 billion from local governments in each of 2004-05 and 2005-06, but would prohibit such transfers in the future. At the same time, voters approved a 1 percent surcharge on incomes over $1 million to pay for county mental health services. The LAO cites this enactment as a potential obstacle to efforts to reduce the volatility of state revenues, because it may impede adjustments to the progressive structure of the State's personal income tax.

         The full impact of these propositions and initiatives on existing and future California security obligations remains to be seen. Further, it is unknown whether additional legislation bearing on State and local government revenue will be enacted in the future and, if enacted, whether such legislation will provide California issuers enough revenue to pay their obligations.

         The State is involved in certain legal proceedings (described in the State's recent financial statements). Some of these have been recently decided against the State, including a lawsuit seeking payment for flood damage, resulting in a stipulated judgment of which $428 million remains to be paid, and a judgment requiring the State Controller to transfer $500 million from the General Fund to the State teachers' retirement board. On July 1, a federal court transferred the State's prison medical system to a receiver whose decisions will be paid for by the State, and the ensuing costs cannot be predicted. Additional pending suits may cause the State to incur judgment costs in the future or prevent the State from raising revenues, such as through pension and tribal gaming bonds.

         Penalties against the State for administrative errors may require the State to make significant future payments. The State expects to receive about $55 billion in federal funds in 2004-05, with roughly $27 billion dedicated to various health and social services programs and about $14 billion allocated to education. Compliance with federal program requirements is enforced by penalties. The State has budgeted a $220 million penalty for failure to implement a statewide computer system to track child support payments; if the system is operational in 2005, the federal penalty may be waived.

         Other Considerations. Certain debt obligations held by the Funds may be obligations payable solely from lease payments on real or personal property leased to the State, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a Fund would not be paid in a timely manner.

         Certain debt obligations held by the Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

         Recent Developments Regarding Energy. The stability of California's power grid and its transmission capacity remains of concern. In its 2005 Summer Assessment, California's Independent Service Operator predicted adequate capacity to meet anticipated summer 2005 demands, but with a narrow operating margin, and called for aggressive conservation efforts. Heat waves in Southern California in the

Spring of 2004 resulted in transmission emergencies, which have prompted cuts to certain volunteer customers and also short rotating blackouts. In 2000 and 2001, at the height of California's energy crisis, the State experienced rolling blackouts, or cuts of power to entire blocks of the power grid. Since 2001, California's supply of electric energy has been augmented by net new capacity of 8,674 megawatts, and transmission lines have been upgraded.

      Natural gas prices in California are not regulated and therefore may fluctuate. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

         There can be no assurance that there will not be continued and future disruptions in energy supplies or related developments that could adversely affect the State's and local governments' economies, and that could in turn affect State and local revenues.

         Seismic Activity. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. Neither event has had any long-term negative economic impact. Seismic retrofitting is an ongoing expense for State infrastructure. The Bay Bridge connecting Oakland and San Francisco is undergoing seismic reconstruction, for which, as of July 18, 2005, the State has committed to contribute an additional $635 million. Any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

         Fire. Due to hot summers, low humidity and dry winds, California is subject to certain risks with regard to wildfires. The State bears responsibility for fire control in 31 million acres of wildland, mostly privately owned. In October 2003, wildfires engulfed over 746,000 acres and hundreds of homes in Los Angeles, Riverside, San Bernardino, San Diego and Ventura Counties. Losses have been estimated in the range of $1.5 to $2.5 billion. Southern California is continuing to experience a drought that increases its vulnerability to wildfire. Fire protection costs have increased over the last 10 years due to increased population in wildland areas, labor costs and unhealthy forest conditions, where trees are dry due to infestation and drought.

         Water Supply and Flooding. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. California has intermittently experienced droughts and floods. During prior droughts, some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured severe deprivations. Heavy rainfall may result in floods and landslides, particularly in areas damaged by wildfire. The California Department of Water Resources has declared that in the Central Valley in particular, flood control infrastructure is deteriorating, local land use decision-makers are not properly considering risks posed by development in flood plains, and court decisions have clarified State liability for flood damage. The California Bay-Delta Authority (CALFED), a joint state and federal agency, has an approved budget of $8.1 billion in the next 10 years, but the source of such funds is unclear. Historically, the State has contributed 60% of CALFED's funds. As with the potential risks associated with seismic activity, any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

         FLORIDA

          In recent years Florida voters have passed a number of constitutional amendments mandating state spending. Voters passed the High Speed Rail Act in 1999 requiring the State Legislature to fund construction of a high speed rail train from Tampa to Miami. The estimated cost of this project ranges from $10 to $20 billion. In November 2004 the citizens of Florida voted to repeal the High Speed Rail

Amendment to the Florida Constitution that was enacted in November of 2000. In its 2005 Report to the Legislature, the Florida High Speed Rail Authority recommends the state continue with the development of Phase One (Tampa-Orlando) of the high speed rail system. No action has been taken on this recommendation.

          In calendar year 2002 voters passed the Class Size Amendment. This amendment requires the student/teacher ratio to be reduced sharply over the next decade. Requirements will include adding many new teachers and adding additional classrooms. The annual salary additions and capital cost of new facilities is forecast to reach $3 billion per year by 2010. The legislature appropriated $1 billion during the fiscal year ending June 30, 2004 for these purposes.

          Associated with the classroom size amendment is a second amendment which also passed in calendar year 2002, mandating pre-school education for 4 year olds throughout the State of Florida (the "State"). Facilities and training provisions for additional teachers are estimated to cost the State $1 billion per year.

          Finally, this session the legislature adopted Article Vwhich relates to the judicial branch and Revision 7; the constitutional element adopted by the State's voters in 1998. Revision 7 is intended to shift certain costs of the State court system so that the financial responsibilities of the State and counties would be evened out. Costs to the State to fund the court system are estimated to reach $500 million per year.

          Total costs of these amendments and actions to Florida's state budget are estimated to reach $6 billion per year over the long-term. The State is unable to fund these mandates by cutting costs or services elsewhere. To date the Governor has been unable to place voter repeal referenda on the ballot. Without voter repeal the State will be forced to raise additional revenues or face severe budget shortfalls. A one penny increase in the State sales tax is a likely solution to fund these additional needs and avoid severe State budget shortfalls.

          These new mandates suggest there will be considerable additional spending over the next decade at the school board level in local counties. State bonding needs for the high speed rail can also be expected to rise. This will expand volume of government bond issuance annually in Florida over the coming decade on the order of $3 billion to $6 billion per year, over current levels.

          Florida is the fourth most populous state with an estimated 2004 population of 17,342,822. The population change from 1994-2004 has been 23.53%. By the year 2010, population will likely exceed 18.9 million. Miami-Dade County leads the state as the most populous county exceeding 2.3 million. Miami-Dade County is followed by Broward, West Palm Beach and Hillsborough Counties at 1.7, 1.2, and 1.1 million respectively. Population growth has historically been driven by retirement migration with local economies weighted heavily in tourism and agriculture. Over the past twenty years, retirement, agriculture and tourism have been complemented by high technology jobs, service sector jobs and international trade. In the meantime, the three traditional industries have taken on global character. Trade and tourism, for example, have become international and this has fueled foreign retirement migration in some markets.

          The health of the national economy plays an important role in Florida's fiscal soundness and economic development. Local growth is supported by migration from other regions of the country which become source feeder markets for population growth in Florida.

          The emergence of Florida as the fourth most populous state in the United States has placed significant pressure on state and local government to provide infrastructure and municipal and urban services. During the 1980s and 1990s, growth was so rapid that a significant backlog of need emerged which today, is still being filled. Across the state, construction of new highway systems, airport expansions, local school and university systems, hospitals and jails are being put in place. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 2004, real property values exceeded $1.4 trillion, a 15.29% increase over 2003. Residential property values accounted for over $788 billion in value. In addition to the rapid population growth and resulting increases in improved residential properties, commercial and industrial valuations have also grown consistently. There is now over $191 billion in improved real property value in commercial and industrial properties in Florida.

          One reason commercial and industrial values have increased is the strategic nature of the industries that have located and grown in the State. The Florida industrial base is concentrated in high technology industries such as electronics, medical equipment, laser optics, computer simulation and space travel. As a result, while defense contract spending has declined nationally by over 25 percent, in real terms, from 1985 to 2000, Florida's value of defense contracts has increased from $8.1 billion in 2003 to $8.3 billion in 2004, a slight 3.4% increase; the highest awards being given to Orange and Brevard Counties, Florida. However, the State of Florida slips in rank from fourth to seventh in dollar volume awards.

          With increasing demands for services and comparatively low taxes, Florida has experienced a rapid growth in the volume of bond debt. However, because of rapid population growth, Florida's per capita state debt of $1,293 remains well below the national average of $2,404, as of 2003.

          The Growth Management Act of 1985 and the concurrency rules promulgated have affected Florida's economic growth and development in some regions of the State and could continue to impact the economy in the future. Concurrency means the services and infrastructure needed by new development must be in place on or before such new development is operational. In addition, the location of new development will be more carefully scrutinized with the respect to environmental sensitivity and natural resource limitations. Growth management legislation affects all areas of the State with varying degrees of impact depending on the specific local conditions such as, existing infrastructure capacity, local environmental constraints, and limitations on natural resources such as potable water and habitat preservation. Having now experienced nineteen years subject to growth management rules, it appears that the Growth Management Act of 1985 has, on balance, been beneficial. Growth management has helped improve quality of life, ease infrastructure shortfalls and focused the State agenda on preserving quality of life through growth management regulation and other funded environmental land preservation programs. Under the current state administration, a trend is developing where local development and growth management issues are being turned back to the county level. This may increase partnership at the local level as well as an increase in the number of special interest groups at the county level. This year concurrency and growth management legislation has been updated. Special attention is also being paid to a more rigorous method of determining and accounting for the costs of growth. This effort being spearheaded at both State and local levels is designed to assure proper capital funding for new growth and development at the local level.

          The new growth management legislation includes road planning, water planning, and school concurrency for Florida's growing population. The bill provides $1.5 billion for infrastructure funding for transportation, water and schools, with recurring funding of $750 million annually thereafter. The pay as you grow system bases decisions about new development on the ability to provide sufficient infrastructure in Florida's ever growing communities including a capital improvement element and regulatory relief.

          Florida suffered an unprecedented four hurricanes in 2004. Total insured losses reached $22.8 billion. Schools experienced considerable damage. In St. Lucie County which bore the brunt of 2 major storms, system wide school damage reached $40 million, most of which was covered by insurance claims. Infrastructure damage to utilities, including water systems and electrical distribution systems was extensive across the entire state. Storm debris cleanup also diverted to limited funds to operating budgets in local municipalities where damage was extensive. Recouping these funds through higher taxes or increased user fees is likely as hurricane seasons are forecast to remain active during the next few years. Florida's devastating 2004 hurricane season affected millions of residents in over 45 counties throughout the state. On August 13, 2004, Hurricane Charlie slammed into Florida's West Coast as a category 4 hurricane with winds over 145 mph. The category 4 hurricane crossed from Punta Gorda through central Florida to the east coast and Daytona leaving over a million residents with no power. President Bush declares Florida a state of emergency and granted the Governor's request for emergency relief money for 25 counties. Within five weeks another three hurricanes Frances, Ivan and Jeanne would wreak havoc on the state, each causing billions in damages and striking different parts of Florida. It is estimated that one in five homes were damaged during the 2004 hurricane season. In December 2004, the Governor signed into law a package of hurricane-related bills to help with the burdens of Florida homeowners and to restore Florida's coastline. The bills include reimbursements for multiple insurance deductibles, tax rebates for homeowners unable to live in their homes for two months due to hurricane damage, sales tax refund for residents whose mobile homes were destroyed and aid for Florida citrus growers. Federal Emergency Management Agency received over 1.25 million requests for aid due to the 2004 hurricane season. It is expected that cities, counties and school districts will spend more on hurricane preparedness.

      Base realignment and closure procedures (herein "BRAC") were created to restructure the military and its installations. The 2005 BRAC list was made public in May and no major military installations in Florida were ordered closed. Two closures were ordered with respect to the Defense Finance and Accounting Service in Orlando and the Navy Reserve Center in St Petersburg.

          Within Florida, regional economies perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of regional economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production.

          Southeast Florida includes Miami, Fort Lauderdale, West Palm Beach, and the Florida Keys. This area is highly urban and economically diverse. Tourism, retirement, high technology computer manufacturing, medical industries, international trade, winter vegetable crops and sugar cane production are the prominent features of this area. Hurricane Andrew struck South Dade County in Fall, 1992. Some 80,000 homes were destroyed along with local businesses and Homestead Air Force Base. Since the hurricane, approximately 80 to 90 percent of the homes have been restored. The restoration and rebuilding process is now essentially complete. Over the long term, the effects of the hurricane may speed the suburbanization of South Florida. However, in the interim, extensive reinvestment and redevelopment is still needed. Other factors helping to diminish agriculture locally include environmental preservations in sugarcane lands, the effect of foreign competition due to NAFTA on sugar prices, local winter fruit and vegetable prices and citrus canker which has destroyed most of the lime groves in the region. Federal government price support programs for sugar cane growers can be expected to continue. In 2004, Florida led the nation in new housing units authorized with more than 255,000 units permitted. The demand for new single and multifamily homes will remain robust while home mortgage interest rates remain at historic low levels. Across the State, new construction and renovations to existing structures is fueling the construction industry. Redevelopment of the Orlando Naval Training Center and the construction of Florida Gulf Coast University in Ft. Myers are worthy examples of new infrastructure meeting the demands of increasing population.

          In Broward and Palm Beach Counties, in particular, growth management's concurrency requirements have played a significant role in limiting economic expansion as compared with other regions of the State because of the lack of infrastructure capacity. Community consensus based long range planning efforts recently have been undertaken in northern Palm Beach County. However, the high capital cost of major infrastructure improvements remain an impediment to development in far western Palm Beach County. The decision to locate Scripps, a major medical research facility, in the northern portion of Palm Beach County will drive long term growth in northern Palm Beach County. Recent property sales from the MacArthur Foundation land holdings in northern Palm Beach County have prompted new upscale development there. High land costs and infrastructure backlog in Palm Beach has pushed the edge of new development north to St. Lucie County. Nearly 10,000 acres are under development in mixed use communities there with another 10,000 acres planned.

          Southwest Florida has emerged as a strong growth market. Traditionally, very retirement oriented, the region's economy has begun to diversify through increased employment opportunities and migration southward of citrus production. Increased employment opportunity has occurred due to the overall size of the market and improvements in infrastructure capacity. The improvement in transportation access also has helped tourism and as a result indirectly buoyed population growth rates by providing exposure and increased awareness of the region as a retirement destination among visitors. The State of Florida has opened Florida Gulf Coast University in Lee County, near the Fort Myers airport. This is the State's tenth university in the public university higher education system. Florida Gulf Coast University will accommodate 10,000 students within a decade and provide opportunities for synergy between industry and education.

          Central Florida is a premier world class resort/vacation destination. The presence of Disney World, Universal Studios and other tourist oriented recreational parks drives the central Florida economy. While the total size of the market has grown rapidly, the economy is dependent on tourism and population growth. Sharp but temporary declines in tourism, travel and hotel occupancy were noted in the Orlando market in the period immediately following the attacks of September 11. Through the first half of 2002, however, a recovery was made erasing much of the year over year losses. Two additional local industry concentrations, the laser/optical research node and motion picture industries are helping to diversify the local economy. Universal Studios has begun to expand its motion picture and theme park facilities. Disney World has opened its fourth theme park, "Animal Kingdom," covering 500 acres. Disney's Celebration community of residential and commercial activity is among the fastest-absorbing residential communities in Central Florida. Projected strong growth in tourism and large land areas available for expansion suggests this region will lead the state in population growth in the near term. International tourism has fueled the growth of an international retirement and second home market throughout Florida. Today, in the tourist areas of the market, one-fifth of new homes built are sold to foreign investors, foreign retirees or foreign vacation homeowners. Common places of origin include England, Germany, South America, and Puerto Rico. International retirement markets are also growing in southwest and Southeast Florida. There were an estimated 26.6 million overnight visitors to the Orlando market in 2004. This market consists of the following counties:
Orange, Lake, Osceola, and Seminole. The hotel market remains strong with an estimated 114,452 rooms in the Orlando market.

          North Florida is rural in many areas. Jacksonville is the major city in North Florida. The logging and paper industries, defense and retirement dominate the local economy. The insurance industry also has a strong presence in Jacksonville. Growth in North Florida peaked in the mid 1980s, coinciding with the military defense buildup, prior to the full implementation of growth management legislation. As urbanization and living costs increase in the south and central parts of the State, population growth from national retirement migration sources are increasing locally. Some large local landholders are shifting focus away from forestry and agriculture to residential development of land resources. This shift may be due to a number of factors including, anticipated long term climate change, more restrictive environmental rules and population growth pressure. The high volume of growth and associated growth pressures are moving into North Florida markets traditionally known as second or third tier markets. These include Ocala, Gainesville and St. Johns County, south of Jacksonville.

          The Florida panhandle is quite rural with reliance on tourism, defense and state government for employment opportunities. This area of the State has the lowest per capita incomes and the smallest volume of population growth. With the uncertainty of state budget funding in recent years and continuing defense cutbacks, strong growth in this region of the State is not expected. Coastal counties, however, remain attractive to continued economic development and retirement migration because of the pristine beaches along the Gulf of Mexico. Vacation home and resort communities are growing rapidly in such places as Destin and Highway 30, a corridor from Panama City to Fort Walton Beach to Pensacola. Property values in these locations have been increasing very rapidly.

          In general, pursuant to the Florida Constitution and certain statutory provisions, there are two basic types of obligations that may be issued in the State of Florida: general obligation bonds and revenue bonds.

          General obligation bonds are also known as full faith and credit bonds because their repayment is based on the general credit and taxing power of the borrowing government. The ad valorem tax is the most common source of revenue pledged for the repayment of general obligation bonds. Being tax-supported, general obligation bonds are typically used to finance the capital portion of tax supported general purpose governmental projects, with public banking, roads, criminal justice facilities, and schools being the most common. Only units of local government with taxing power can levy and collect ad valorem taxes. The State of Florida has no ad valorem taxing power. Secondly, general obligation bonds payable from ad valorem taxes may be issued to finance capital projects authorized by law only if the issuance of such bond is approved by the qualified electors.

          Revenue bonds are obligations of a unit of government payable solely from the revenues of a particular enterprise, such as a water and sewer system, or from the revenues derived from a particular facility or user, or from non-valorem revenues, such as the sales tax, or from other special funds authorized to be pledged as additional security. Revenue bonds may also be payable from non-specific revenues budgeted each year by the issuer. Unlike general obligation bonds, revenue bonds do not constitute a debt of the issuing unit or a pledge of its faith and credit, and they are not backed by the issuer's taxing power.

          The Florida courts have validated debt obligations commonly referred to as certificates of participation or "COPS". In a typical COPS transaction, the issuer leases either real or personal property from a special purpose corporation. The special purpose corporation assigns its rights to the lease payments to a corporate trustee who in turn issues certificates evidencing an undivided proportionate interest of the owners of such certificates to receive the lease payments. Although ad valorem taxes can be used to make the lease payments, the Florida Supreme Court has held that a referendum is not required because the obligation to make lease payments is an annual obligation subject to renewal each year. If the issuing body elects not to renew its lease for the next succeeding year and therefore fails to appropriate the necessary moneys to make lease payments, the holders of the COPS would be limited to the remedies available under the lease. At least one Florida court has upheld the right of a government and to not exercise the annual renewal option of the lease.

          In Florida, the Division of Bond Finance has authority over the issuance of State bonds pledging the full faith and credit of the State and the issuance of revenue bonds payable solely from funds derived from sources other than State tax revenues or rents or fees paid from State tax revenues.

          Pursuant to the Florida Constitution, moneys sufficient to pay debt service on State bonds must be appropriated as the same become due. Furthermore, to the extent necessary, all State tax revenues, other than trust funds, must be available for such appropriation purposes.

          At the November 1994 general election, voters in the State approved an amendment to the Florida Constitution limiting the amount of taxes, fees, licenses and charges imposed by the State and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by two-thirds vote of the State Legislature.

          The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed fifty percent of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust.

          Generally, state bonds pledging the full faith and credit of the State, except certain refunding bonds, generally may be issued only to finance or refinance the cost of State fixed capital outlay projects subject to approval by a vote of the electors.

          Revenue bonds may be issued by the State of Florida or its agencies without voter approval only to finance or refinance the cost of state capital projects payable solely from funds derived from sources other than state tax revenues or rents or fees paid from state tax revenues.

          Generally, the Florida Constitution and Florida Statutes require that the budget of the State and that of the units of local government in the State be kept in balance from currently available revenues during each fiscal year. If revenues collected during a fiscal year are less than anticipated, expenditures must be reduced in order to comply with the balanced budget requirement.

          Florida Statutes provide for a statewide maximum bond interest rate which is flexible with the bond market and from which are exempted bonds rated in one of the three highest ratings by nationally recognized rating services. Nevertheless, upon request of a governmental unit, the State Board of Administration may authorize a rate of interest in excess of the maximum rate, provided relevant financial data and information relating to the sale of the bonds is submitted to the State Board.

          The Florida Sunshine Law, among other things, precludes public officials from meeting with respect to the issuance of bonds, other than at duly noticed public meetings of the governmental entity. These provisions apply to all meetings of any board or commission of any State agency or authority, or of any county, municipal corporation, or political subdivision. No resolution, rule, or formal action is considered binding except as taken at such duly noticed public meetings.

         GEORGIA

         Located in the southeastern region of the United States, the State of Georgia ("Georgia" or the "State") has experienced substantial growth over the last several decades. Since 1960, the population of Georgia has more than doubled, currently making Georgia the country's ninth most populated (and, according to 2003 estimates released by the U.S. Census Bureau, the sixth fastest growing state).

         Georgia's economy is fairly diversified, with private sector employment almost equally spread between manufacturing, services, wholesale sales and retail sales. Until recently, this diversity allowed Georgia to experience almost continuous economic growth for the past several decades, while other states more dependent upon a single business sector have experienced some periods of economic contraction. And even though this diversity was insufficient to insulate Georgia's economy from the national economic downturn that occurred earlier this decade, the diversity has been invaluable in facilitating the Georgia economy's recovery from that downturn and its return to a growth path.

         One example of this is Georgia's labor market. Historically, Georgia has enjoyed an unemployment rate significantly below the national average. However, in late 2002 as Georgia began to feel the effects of the nationwide economic downturn, its unemployment rate actually climbed at a higher pace than the national average, such that in September and October 2002, the Georgia unemployment rate substantially equaled the national average (approximately 5.2%). This parity was short-lived as Georgia's economy was able to reverse the downward trend more quickly than the national economy, and by April 2003, the national average had increased to 6.0%, while the Georgia rate had declined to 4.6%. The Georgia economy has been able to maintain its lead, as estimates for April 2005 still show Georgia's unemployment rate below the national average (4.7% and 5.2%, respectively).

         The effect of this lower unemployment rate is reflected in total employment figures. While the total number of employees nationwide stayed fairly consistent from April 2003 to April 2004 (slight increase of 0.7%), the total employment in Georgia increased 1.1% during the same period. Preliminary estimates for 2005 show a 1.6% increase in total employment for Georgia, which is slightly lower than the estimated national increase of 1.8%.

         Historically, most of the job growth in Georgia has been in the Atlanta MSA. However, over the last several years, there has been great emphasis placed upon developing other parts of the state, so that these areas can begin to reap the economic benefits traditionally limited to the Atlanta MSA. One example of this is the OneGeorgia Authority, which is discussed below. Those efforts have begun to bear fruit, as for two of the last three years (April 2002-April 2003, and April 2004-April 2005), the statewide growth rate has exceeded the Atlanta MSA growth rate (2.4% vs. 2.1% and 2.2% vs. 2.0%, respectively).

         Another contributing factor to Georgia's economic success is its location, which affords its residents and businesses easy access to commercial centers throughout the world.

         For ground transportation, the capital city of Atlanta is one of the few major US cities with three interstate highways. As a result, Georgia manufacturers and distributors are within two truckload days of 82% of the US industrial market.

         Renamed in October 2003 to honor the late Mayor Maynard Jackson, Atlanta's Hartsfield-Jackson Airport is one of the world's busiest, serving over 83,600,000 passengers in 2004 (a 5.71% increase over 2003); passenger traffic is anticipated to increase to 121,000,000 by 2015. The airport also has over 1,200,000 square feet of cargo dock handling space, which allowed the airport to handle more than 860,000 metric tons of cargo in 2004 (an 7.48% increase from 2003), including a record 351,000 metric tons of international cargo.

         To facilitate this increased usage, the airport is in the sixth year of a 10-year $5.4 billion capital improvement project, which is the largest such project in the history of the State of Georgia.

         Finally, with respect to water transport, Georgia has two significant deepwater ports, Savannah and Brunswick, as well as two inland barge operations, Columbus and Bainbridge. Like the airport, these ports have also experienced a significant increase in traffic, handling 1,307,892 TEU's (twenty-foot equivalent units) over the first nine months of FY 2005 (an increase of 11.9% over the comparable period in 2004).

         Also like the airport, Georgia's water ports are also currently involved in significant capital improvement projects. The Brunswick Deepening Project is scheduled for completion in 2006, while the preliminary work for the Savannah Harbor Expansion Project is nearly completed.

         These factors have all contributed to Georgia's significant link to the international economy, which is recognized by the 10 international banks with offices in the State as well as the 45 countries that have consular, trade, or chamber of commerce offices in Atlanta. More than 1,600 internationally-owned facilities representing 39 countries are located in Georgia. Georgia's status as an international player was reaffirmed by the recent holding of the G-8 Summit in Sea Island, Georgia on June 8-14, 2004.

         As mentioned above, historically much of this economic largesse has centered around the capital city of Atlanta. However, recently the State government has taken several steps to ensure that the other areas of Georgia share in this growth. Of particular note is the OneGeorgia Authority (the "Authority"). Established in 2000 and funded with a portion of the State's recovery in the nationwide tobacco litigation settlement, the Authority was created to provide financial assistance to development projects targeted to assist Georgia's economically distressed areas. It is anticipated that the Authority will spend over $1.6 billion over the term of the tobacco settlement.

         The State government of Georgia and its elected officials have historically adopted a very conservative fiscal approach. This approach has resulted in the State having one of the lowest debt levels, per capita, in the United States. As a result, Georgia is one of only seven states to maintain a triple "A" bond rating by all three major rating agencies.

         General obligation bonds are typically issued by the State pursuant to
Article VII, Section IV of the Constitution of the State of Georgia (the "Georgia Constitution"), which provides that such bonds are the direct and general obligations of the State. The operative language is set forth in Article VII, Section IV, Paragraph VI of the Georgia Constitution which provides:

                  "The full faith, credit and taxing power of the State are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). . ."

         The Georgia Constitution further obligates the Georgia General Assembly to "raise by taxation and appropriate each fiscal year ... such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt." The Georgia Constitution also establishes a special trust fund

(the "State of Georgia General Obligation Debt Sinking Fund"), which is used for the payment of debt service requirements on all general obligation debt.

         The Georgia Constitution also establishes certain limitations upon the amount of debt that the State can incur. In particular, Article VII, Section IV, Paragraph II(b) of the Georgia Constitution provides that, except in certain emergency situations (i.e., in times of war or to cover a temporary budget shortfall) the State may not incur additional debt if, in that fiscal year or any subsequent year, the cumulative annual debt service for both general obligation debt and guaranteed revenue debt (including the proposed debt) will exceed 10% of the total revenue receipts, less refunds, for the prior fiscal year. The Georgia Constitution prevents State departments and agencies from circumventing these debt limitation provisions by prohibiting them from executing contracts that may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

         As mentioned above, the State may incur "public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred." (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) However, since this provision was enacted, the State has never had to exercise this power.

         Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution. (See Article VII, Section VI, Paragraph VI of the Georgia Constitution).

         The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the State budget which is considered, amended, and approved by the Georgia General Assembly1.

         To protect the State in the event of a decline in State revenues, and reflective of its conservative fiscal approach, in 1976 the Georgia General Assembly established the Revenue Shortfall Reserve. This reserve is funded by surplus revenue collections. As of June 30, 2001 the reserve had a balance of $734,449,390, which represented a 3.3% increase over the prior year balance. This increase continued a period of nine (9) years of consecutive growth of the reserve. However, economic woes during the 2002 fiscal year caused the fund balance to drop to $700,273,960 as of June 30, 2002. That trend continued in FY 2003 and FY 2004, such that the balance as of June 30, 2004 is estimated to be $51,577,479. However, with the increase in revenue collections and certain budget controls, this fund balance is anticipated to more than triple as of June 30, 2005.

         Net tax revenue collections for the fiscal year ending on June 30, 2004 were $13,582,389,000, which represented a 7.1% increase over fiscal year 2003 collections. This upward trend should continue for FY 2005, as May 2005 estimates show year-to-date collections of $13,248,074,000, an increase of 7.9% over the comparable 11-month period in FY 2004. Primary sources of these funds included:

                  Source                                      Amount

                  Personal Income Tax                         $  6,589,058,000
                  Sales and Use Tax                           $  4,829,892,000
                  Corporate Income Tax                        $     556,755,000
                  Motor Vehicle Fees and Fuel Taxes           $     719,100,000
                  Liquor and Tobacco Taxes                    $     342,265,000
                  Estate Taxes                                $       37,048,000
                  Property                                    $       64,572,000
                  Miscellaneous                               $     109,384,000

--------
1 As of the writing of this report, the State of Georgia had not completed its FY 2004 audit, as a result all FY 2004 and 2005 numbers are unaudited.

         One possible contributor to this revenue growth is the increased emphasis by the Department of Revenue on identifying delinquent taxpayers and pursuing payments. One example of this is the Department of Revenue's February 2004 introduction of a program in which the names of delinquent taxpayers are published on the Department of Revenue's website.

         In addition to tax revenues, Georgia received $751,557,000 in revenue from the Georgia Lottery Corporation in fiscal year 2003, $782,000,000 for fiscal year 2004, and more than $599,500,000 for the first three quarters of the 2005 fiscal year alone. All lottery revenues are earmarked for educational expenditures. To date, over 850,000 HOPE Scholarships have been funded and over 635,000 children have participated in the state-funded Pre-K program.2

         Georgia has also undergone significant political change in recent years. In November 2002, the State elected its first Republican Governor since Reconstruction. In addition, in light of significant election gains, as well as the well-publicized switch of political parties by several State Senators, the Republican Party gained control of the State Senate. This trend continued in 2004, as the Republican Party gained control of the State House and the state elected a second Republican Senator (making it the first time since Reconstruction that Georgia had two Republican Senators). At this time it is too early to determine what, if any, effect this political situation will have on Georgia's economy.

         As reported by the Attorney General's Office (in a February 23, 2005 letter to the State Auditor) in accordance with and limited by the ABA Statement of Policy Regarding Lawyers' Responses to Auditors' Request for Information (December 1975), certain claims have been asserted against the State or its departments or agencies:

                  Software Development and Third Party Administration of Health Benefit Programs; Contract Dispute with Affiliated Computer Services, Inc. By agreement dated August 15, 2001, the Georgia Department of Community Health ("DCH") retained Affiliated Computer Services, Inc. ("ACS"), to develop and support a software system for the administration of certain health care benefit programs. These programs included, in Phase I, Georgia Medicaid and the State Children's Health Insurance Program (known popularly as "PeachCare for Kids") and, in Phase II, the health benefit plans for state employees and for University System employees. The contract also provided for ACS to provide "third party administration" services for such programs. After Phase I of the system "went live" on April 1, 2003, ACS and DCH disputed which was at fault in regard to various problems. That remained the situation as of June 30, 2003, and of June 30, 2004. On July 21, 2004, the parties executed a Compromise Agreement which resolved certain disputed issues regarding damages, payments, the termination of Phase II and MEMS, and the completion, correction, and administration of Phase I. In addition, the Compromise Agreement provides for reprocessing of Medicaid claims for state fiscal year 2003-2004. While the Compromise Agreement includes certain covenants not to sue, the Compromise Agreement did not resolve all existing issues or issues which may arise in the future. At the present time, DCH has advised the Attorney General that here is no active dispute between it and ACS, or any other matter materials within the terms of your request letter, for which DCH is seeking legal assistance from the Attorney General.

                  DeKalb County School District and William Bradley Bryant and other individual members of the DeKalb County Board of Education v. Shrenko, as Superintendent of Schools, McCollough, as Director of Student Transportation, Otis

--------
2 Reflecting the state's conservative nature, the lottery law requires that a reserve fund be established and maintained to fund these programs should lottery proceeds not meet expectations. As of June 30, 2004, the reserve equaled $263,914,457.

      Brumby and other individual members of the State Board of Education, and Governor Roy E. Barnes, Fulton Superior Court Civil Action No. 2001CV35345; Georgia Supreme Court Case No. S03A0367. This was an action for mandamus to compel the Defendants to change the calculation and distribution of school transportation funding to the DeKalb County School District. The Plaintiffs alleged that the State Board of Education's attendance zone/routing survey system of calculating State financial aid was contrary to the applicable statute and violated a State Board of Education policy directing supplemental flat grants for children attending schools other than that of their geographic assignment pursuant to M-to-M or magnet school programs. Plaintiffs sought an entitlement of $63 million. Previous similar federal litigation was resolved in favor of the State. See DeKalb School District v. Schrenko, 109 F.3d 680 (11th Cir.
      1997). Oral argument on the mandamus action was held on June 4, 2001. On September 17, 2002, the Superior Court of Fulton County entered an order concluding that the state board zonal routing system of calculating state financial aid was violative of the applicable statute and has ordered payment of $104,550,528 to DeKalb County. The State appealed the trial court's decision to the Georgia Supreme Court, which heard oral arguments in the case on March 25, 2003. On June 9, 2003, the Georgia Supreme Court reversed the trial court's decision, effectively ruling in favor of the State. As of June 30, 2003, the time for filing of a motion for reconsideration with the Georgia Supreme Court had not expired. The appellees filed a motion for reconsideration, which was denied on July 11, 2003. This case is now concluded.

                  GETCo v. Jackson and Reheis, Fulton Superior Court Civil Action No. 2001CV42207. This case, filed August 29, 2001, involves a request for refunds filed by Georgia Emission Testing Company ("GETCo") on its behalf and allegedly on behalf of 114 other emission inspection station owners of a portion of each administrative fee paid to the Environmental Protection Division, Department of Natural Resources by emission inspection station owners under the Motor Vehicle Emissions Enhanced Inspection and Maintenance Program ("Enhanced I/M Program"). The administrative fee was established by rule promulgated by the Board of Natural Resources ("Board") under the Georgia Motor Vehicle Emission Inspection and Maintenance Act ("I/M Act"), which authorizes the assessment of an administrative fee for required and adequate oversight of the Enhanced I/M Program. The rule set the fee at $7.40 per paid emissions inspection, with $5.45 to be paid to the management contractor for the Enhanced I/M Program for "program management services." In a related case, GETCo v. Board, Fulton Superior Court Civil Action No. 1999CV03636, GETCo challenged the rule as unauthorized and unenforceable on the ground that fees for "program management services" are not authorized by the I/M Act. The Superior Court found that $1.46 of the $5.45 administrative fee was not authorized, which was affirmed on appeal. GETCo then filed this action against the Commissioner of Revenue (the "Commissioner") and the Director of the Environmental Protection Division (the "Director") for a refund of $1.46 of each administrative fee paid by GETCo and 114 other emission inspection stations from the inception of the Enhanced I/M Program in October 1996. GETCo alleges that such refunds are due pursuant to the refund statute found at O.C.G.A. section 48-2-35 for "any and all taxes or fees [paid to the Commissioner] which are determined to have been erroneously or illegally assessed and collected from such taxpayer. . . ." The Commissioner's motion to dismiss, on grounds that he has no authority to consider claims for refund of a fee or to issue refunds of the fee pursuant to Code section 48-2-35 because such fees have not been paid to the Commissioner, was granted by the trial court, and affirmed on appeal. In the trial court, GETCo filed a motion for partial summary judgment and the Director filed motions to dismiss and for summary judgment on numerous grounds, including the doctrine of sovereign immunity. GETCo's motion was denied. On May 7, 2003, the Director's motions were granted on one ground, i.e., "assuming arguendo GETCo is subject to due process protections [for the unauthorized administrative fees collected by EPD], its failure to pursue available pre-deprivation remedies, particularly a declaratory judgment and corresponding injunctive relief, deprives it of the ability to now seek a refund pursuant to Beam." As of June 30, 2003, the trial court had ruled. Subsequent to June 30, 2003, GETCo's appeal to the Georgia Supreme Court of the trial court's decision was docketed on November 5, 2003. The Director filed a motion to transfer the appeal to the Georgia Court of Appeals, which was granted. The Georgia Court of Appeals ruled in favor of the defendant in an order dated June 30, 2004, and the case is now concluded.

            Morris-Shea Bridge Company, Inc. v. Hardin/Russell/Mitchell, J V. v. Georgia State Financing and Investment Commission, Fulton Superior Court Civil Action No. 2002CV61337. This case, filed November 8, 2002, involves a third-party action by the construction manager for the Georgia World Congress Center phase IV expansion project for indemnity from the caissons and pilings subcontractor's claim based upon differing site conditions. The claim is for approximately $2.5 million. As of June 30, 2003, final approval of a settlement was pending. Subsequent to June 30, 2003, the parties settled with a settlement amount of $750,000, and a dismissal has been filed, ending the lawsuit. The case is now concluded.

                  Skanska USA Buildings Inc, v. Georgia State Financing and Investment Commission, et al., Fulton County Superior Court Civil Action No. 2003CV69969. The complaint in this case was filed on May 19, 2003. The Plaintiff is a company engaged in general construction and construction management services. The Plaintiff's claim arises out of the design and construction of the Columbus Performing Arts Center, a multifunction complex located in Columbus, Georgia (the "Project"). The Plaintiff is suing the Georgia State Financing and Investment Commission ("GSFIC"), the Project architect, and the Project structural engineer, asserting various claims for negligence and breach of contract. The Plaintiff's prayer for relief requests no less than $8,925,521, plus costs and attorneys' fees. GSFIC has filed an answer. Subsequent to June 30, 2003, the case was settled with a GSFIC contribution of $1.6 million, and a dismissal has been filed, ending the lawsuit.

                  Steel, Inc. v. Hardin/Russell/Mitchell, J.V., et al, v. Georgia State Financing and Investment Commission v. U.S.F.&G, Travelers Casualty & Surety Co., Archer Western Contractors, Ltd., Ivey Mechanical, LLC, ELDECO, Inc., National Fire Ins. Co. of Hartford, and Federal Ins. Co., Fulton Superior court Civil Action No. 2003-CV-70191. This case, filed July 3, 2003, involves a third-party action by the joint venture construction manager, HRM, for the Georgia World Congress Center Phase IV expansion project based upon indemnity from a number of subcontractors' claims based upon a number of different construction situations. The subcontractors' claims are currently in mandatory arbitration, along with several other subcontractors, with multiple hearings conducted each month. A decision by the arbitrators is expected in December 2004. The subcontractor claims which HRM wishes to pass through to GSFIC include all of the arbitration claims, which approximate a total of $50 million. However, GSFIC has a complete defense to all claims arising after January 14, 2001, based upon Change Order 87 to the construction contract. Accordingly, while HRM may seek to pass on all claims awarded in arbitration, GSFIC anticipates the amount that is capable of being passed through to GSFIC as being substantially less, and an amount additionally capable of being defended as not being due to any cause or fault of GSFIC. Currently, negotiations with HRM for final contract claims of approximately $19M have stalled. GSFIC anticipates that these claims will be amended into the lawsuit by HRM. In addition, GSFIC anticipates about three more subcontractors may file suit, all with claims expected to be less than $1 million each. GSFIC will vigorously defend all of the claims based upon a number of factual and contractual defenses. These facts have not materially changed from the previous disclosure contained in the letter of May 4, 2004.

         KANSAS

         Kansas is a large but sparsely populated state in the central plains region of the United States. Kansas' approximately 2.7 million people are increasingly concentrated in several urban centers that are located in the northeast and south central regions of the state. Kansas' economy is primarily based on manufacturing, wholesale and retail trade, finance, construction, and agriculture. Kansas is a major producer of livestock and grain.

         Janet Harrah, Director of the Center for Economic Development and Business Research of the W. Frank Barton School of Business at Wichita State University, summarized her forecast for the Kansas economy through 2005 in "Kansas' Economic Outlook 2004 Review and 2005 Forecast." The 2005 Outlook can be obtained by contacting the Center for Economic Development and Business Research at cedbr@wichita.edu. Portions of the 2005 Outlook are set out below with most references to tables of data and footnotes deleted.

         The state's two largest private employers, Sprint and Boeing Wichita, are likely to undergo considerable changes in 2005.3 As a result, there is a significant element of uncertainty and risk in this forecast. The major impact on this year's economy is expected to be the dampening effect the uncertainty surrounding the potential sale of Boeing Wichita's commercial operations4 and Sprint's merger with Nextel5 will have on both consumer and business spending, especially for large expenditures.

         Kansas Economic Regions

         Kansas has three large regional economies. The Kansas City, Kansas MSA [Johnson, Wyandotte, Leavenworth, and Miami counties] is tied to the diverse urban industry mix of the entire Kansas City MSA. The industrial mix of the Kansas City metro area closely resembles the industrial mix of the U.S. economy overall. The Wichita MSA is the regional retail and health care hub in south central Kansas and is more dependent on manufacturing jobs than other parts of the state or the U.S. overall. The remainder of the state, with a few exceptions, is dependent on the agriculture and oil/gas industries, including food-processing manufacturing.

         Topeka, Lawrence, and Manhattan have specialized economies based on state government in the case of Topeka and state universities in the cases ofLawrence and Manhattan.

         Based on 2000 population, employment, personal income, and retail sales activity: - The Kansas City MSA accounts for approximately 30 percent of the state's economy. - The Wichita MSA accounts for approximately 21 percent of the state's economy. - The Topeka and Lawrence metros account for approximately 10 percent of the state's economy. - The balance of the state accounts for approximately 39 percent of the Kansas economy.

--------
3 As Ms. Harrah presented her forecast on December 17, 2004, this summary includes updates on outcomes unknown to Ms. Harrah at the time of her forecast.

4 On June 17th 2005 Onex Corp, a Canadian investment firm, purchased
The Boeing Company's commercial airplanes operations in Kansas and Oklahoma through an acquisition subsidiary, Mid-Western Air Systems Inc. ("Mid-Western"). Mid-Western hired about 7,400 Wichita Boeing employees, but did not offer 1,100 workers jobs with the new company. Molly McMillin, Next Task for CEO Turner:
Finding New Customers, THE WICHITA EAGLE, June 17, 2005. Mid-Western has said it will increase its Wichita work force in 2005, but has not commented on how many workers they will hire, or when. Molly McMillin, It Might Not Be Long Till Onex is Hiring, THE WICHITA EAGLE, June 15, 2005.

5 On July 13th, 2005 Sprint and Nextel shareholders will vote on the merger. David Hayes, Midday Business Report: Sprint to Offer Sirius Programming, KANSAS CITY STAR, June 14, 2005. Sprint expects its merger with Nextel to result in layoffs, but has not estimated how many. John Hanna, Kansas Jobless Rate Rises Slightly, TOPEKA CAPITAL JOURNAL, June 18, 2005.

                                  a)      Retail         PERSONAL     CLF6
                     POPULATION  (      SALES             INCOME         EMPLOYMENT
                     ----------  -      -----             ------         ----------
Kansas City MSA             26.3%              32.4%             34.4%           28.0%
Wichita MSA                 20.3%              23.0%             20.5%           20.0%
Topeka MSA                   6.3%               6.8%              6.4%            6.4%
Lawrence MSA                 3.7%               3.5%              3.2%            3.9%
Balance of State            43.4%              34.0%             35.4%           41.8%

Kansas                  2,688,418    $30,118,970,845    $4,569,739,000       1,357,000


         Due to their unique industry structures, each region performs differently. In recent years, economic growth in the state has been led by growth in the Wichita and Kansas City metro areas. Between 1990 and 2000 the state's population grew by 8.5 percent, led by 16.7 percent growth in the Kansas City area and 12.4 percent growth in the Wichita area. The rest of the state grew by just 3.6 percent, well below the national average of 13.2 percent.

         Labor Market [Wage and Salary Employment]
         ------------

         The Kansas labor market, after declining for two years, ended 2004 with positive net job growth. For the 12 months ending September 2004, total wage and salary employment was up 1,700 jobs or 0.1 percent. However, labor market performance varies substantially throughout the state. A comparison of third quarter 2003 to third quarter 2004 wage and salary employment trends shows:

-        An increase of 1.2 percent for a net gain of 15,500 jobs statewide
- An increase of 0.3 percent for a net gain of 2,567 jobs in the Kansas City, KS-MO metro area - An increase of 0.1 percent for a net gain of 33 jobs in the Lawrence metro area - A decline of 1.1 percent for a net loss of 1,067 jobs in the Topeka metro area - An increase of 0.5 percent for a net gain of 1,433 jobs in the Wichita metro area

         Unemployment rates reflect the various labor market conditions throughout the state. As of September 2004, the unemployment rate was:

-        4.4 percent statewide
- 4.9 percent in the Kansas City, Kansas metro area - 4.3 percent in the Lawrence metro area - 5.6 percent in the Topeka metro area - 5.3 percent in the Wichita metro area

         Total All Industries, Employment and Wages

         The CEDBR [Center for Economic Development and Business Research] expects total wage and salary employment in 2005 to increase 1.6 percent for a net gain of 21,100 jobs. Between 3rd quarter 2003 and 3rd quarter 2004, total wage and salary employment increased by 15,467 jobs for a net increase of 1.2 percent. During the past decade, 1994 through 2003, total wage and salary employment increased by 12.5 percent, or
         1.3 percent annually. During that time, a total of

--------
6 CLF stands for civilian labor force.

            146,100 net jobs were created. Payroll earnings for all industries totaled $40.4 billion in 2003. The average earnings per job in 2003 were $31,493.

                  TOTAL WAGE AND SALARY EMPLOYMENT, KANSAS

      YEAR          EMPLOYMENT     LEVEL CHANGE     PERCENT CHANGE
      ----          ----------     ------------     --------------
2000               1,344,900      17,800           1.3
2001               1,347,700      2,800            0.2
2002               1,335,000      -12,700          -0.9
2003               1,311,900      -23,100          -1.7
2004 estimate      1,322,300      10,400           0.8
2005 Forecast      1,343,400      21,100           1.6


[General Industry Forecast]

         Production

         [The production sectors include manufacturing, construction and mining industries.] For the 12 months ending September 2004, employment in the production sectors is down 1 percent or 2,375 jobs compared to the 12 months ending September 2003. However, data for third quarter 2004 show a significant improvement. Employment is up more than 2,200 jobs or 0.9 percent in third quarter 2004 compared to third quarter 2003.

         CEDBRis forecasting 1.5 percent employment growth (3,600 jobs) among the production sectors in 2005. . . . .

         Trade

         The trade sector includes wholesale trade, retail trade, transportation, warehousing, and utilities industries. For the 12 months ending September 2004, employment in the trade sectors is down
         0.5 percent or 1,200 jobs compared to the 12 months ending September 2003. Most of the job losses over the past 12 months have occurred in the wholesale trade sector, down 1,600 jobs. The retail trade sector also lost jobs, while the transportation, warehousing and utilities sector had net job gains of nearly 900.

         CEDBR is forecasting 1.2 percent employment growth (3,200 jobs) for the trade sector in 2005.

            . . . .

         Service

         [The service sectors include information, financial services, professional and business services, leisure and hospitality, education and health services, and other services.] For the 12 months ending September 2004, employment in the service sectors is up 0.7 percent or 4,000 jobs compared to the 12 months ending September 2003. Data for third quarter 2004 demonstrated even stronger growth. Employment is up 10,200 jobs or 1.8 percent in third quarter 2004 compared to third quarter 2003.

         While the service sector has grown over the past year, that growth has not occurred evenly across industries. Growth in service sector employment was led by leisure and hospitality, up 2.6 percent; financial services, up 2 percent; and educational and health care services up 0.5 percent. The other services sector saw no employment change. The information sector was down 1.3 percent and the professional and business services sector was down 0.3 percent.

         CEDBR is forecasting 1.8 percent employment growth (10,300 jobs) for the service sector in 2005.

         Total All Industry

         Manufacturing

         Manufacturing activity is rebounding throughout the area, with the Kansas City Federal Reserve reporting continued expansion in the district in September 2004 and strong expectations for the future. The General Aviation Manufacturing Association announced that deliveries in 2004 continue to improve over 2003, with billings up 19.7 percent and units up 7.7 percent to 1,928 through third quarter 2004. CEDBR is forecasting 1.5 percent employment growth (2,500 jobs) in the manufacturing sector in 2005.

              . . . .
         The manufacturing sector accounted for 13.1 percent (172,267 jobs) of total wage and salary employment in Kansas in the 3rd quarter of 2004. Between 3rd quarter 2003 and 3rd quarter 2004 the industry gained 1,067 jobs for a net increase of 0.6 percent. During the past decade, the industry contracted by 2.2 percent, or 0.2 percent annually. During that time, the manufacturing sector lost 3,900 net jobs. Payroll earnings for the manufacturing sector totaled $7.1 billion in 2003. The average earnings per job in 2003 were $41,285.

         Construction

         The outlook for construction in 2005 calls for only modest industry growth. It appears commercial construction will improve with the economy. Residential construction is expected to moderate as interest rates rise. Public construction is expected to slow. The major challenge for the industry in 2005 will be maintaining profit margins, as the costs for many construction materials, such as steel and cement continue to skyrocket. CEDBR is forecasting construction employment to increase by 1.7 percent for a net gain of 1,100 jobs.

              . . . .

         The construction sector accounted for 5.1 percent (66,867 jobs) of total wage and salary employment in Kansas in the 3rd quarter of 2004. Between 3rd quarter 2003 and 3rd quarter 2004 the industry gained 1,300 jobs for a net increase of 2 percent. During the past decade, the industry grew 26.2 percent, or 2.6 percent annually. During that time, the construction industry gained 13,000 net jobs. Payroll earnings for the construction sector totaled $2.1 billion in 2003. The average earnings per job in 2003 were $34,265.

         Natural Resources & Mining

         The natural resources and mining sector accounted for 0.5 percent (6,433 jobs) of total wage and salary employment in Kansas in the 3rd quarter of 2004. Between 3rd quarter 2003 and 3rd quarter 2004 the industry lost 133 jobs for a net decrease of 2 percent. During the past decade, the industry contracted by 15.6 percent, or 1.6 percent annually. During that time, the natural resources and mining sector lost 1,200 net jobs. Payroll earnings for the natural resources and mining sector totaled $258.6 million in 2003. The average earnings per job in 2003 were $39,770.

         Transportation and Public Utilities

         The transportation, warehouse, and utilities sector accounted for 4.1 percent (54,367 jobs) of total wage and salary employment in Kansas in the 3rd quarter of 2004. Between 3rd quarter 2003 and 3rd quarter 2004 the industry gained 2,167 jobs for a net increase of 4.2 percent. During the past decade, the industry grew by 6.9 percent, or 0.7 percent annually. During the past decade the transportation, warehouse and utilities sector gained 3,400 net jobs. Payroll earnings for the transportation, warehousing and utilities sector totaled $1.7 billion in 2003. The average earnings per job in 2003 were $36,822.

         Wholesale Trade

         The wholesale trade sector accounted for 4.3 percent (57,100 jobs) of total wage and salary employment in Kansas in the 3rd quarter of 2004. Between 3rd quarter 2003 and 3rd quarter 2004 the industry lost 1,800 jobs for a net decrease of 3.1 percent. During the past decade, the industry grew 1.9 percent, or 0.2 percent annually. During that time, the wholesale trade sector grew by 1,100 net jobs. Payroll earnings for the wholesale trade sector totaled $2.6 billion in 2003. The average earnings per job in 2003 were $43,447.

         Retail Trade

         After slowing to just 0.3 percent in 2003, growth in taxable retail sales rebounded in the first half of 2004, up 1.2 percent compared to the first half of 2003. With employment growth we expect taxable retail sales to continue to grow in 2005. The Center [CEDBR] is forecasting an increase in nominal taxable retail sales of 3.5 percent in 2005.

               . . . .
         The retail trade sector accounted for 11.4 percent (149,900 jobs) of total wage and salary employment in Kansas in the 3rd quarter of 2004. Between 3rd quarter 2003 and 3rd quarter 2004 the industry lost 700 jobs for a net decrease of 0.5 percent. During the past decade, industry employment expanded by 7.3 percent, or 0.7 percent annually. During that time, the retail trade sector gained 10,300 net jobs. Payroll earnings for the retail trade sector totaled $3.1 billion in 2003. The average earnings per job in 2003 were $20,339.

         Information

         The telecommunications industry continues to be characterized by change, increasing and improving service offerings; downsizing; selling and buying business units; and partnering to build on competitive strengths. Sprint has informed the Greater Kansas City Chamber of Commerce that it would invest more than $20 million in the area over the next three years, however, Sprint has also continued to cut jobs. In 2004, the call center industry continued to shed jobs.

              . . . .

         The information sector accounted for 3.6 percent (47,067 jobs) of total wage and salary employment in Kansas in the 3rd quarter of 2004. Between 3rd quarter 2003 and 3rd quarter 2004 the industry gained 867 jobs for a net increase of 1.9 percent. During the past decade, the industry grew by 47.2 percent, or 4.7 percent annually. During that time, the information sector gained 15,100 net jobs. Payroll earnings for the information sector totaled $2.4 billion in 2003. The average earnings per job in 2003 were $50,703.

         Educational and Health Services

         The demand for healthcare, by its nature, is largely unchanged by a downturn in the larger economy. However, the economics of the industry are affected by both the business cycle and government regulations and reimbursement rates. Despite the current pressures on profit margins, expansion activity was evident in the industry during 2004, with many providers building larger facilities and adding staff. The Kansas City area enjoyed a high level of activity in its medical technology sector during the past year, building on its biotechnology base.

              . . . .
         The educational and health services sector accounted for 12 percent (157,367 jobs) of total wage and salary employment in Kansas in the 3rd quarter of 2004. Between 3rd quarter 2003 and 3rd quarter 2004 the industry gained 2,267 jobs for a net increase of 1.5 percent. During the past decade, the industry grew 29.3 percent, or 2.9 percent annually. During that time, the educational and health services sector gained 35,500 net jobs. Payroll earnings for the educational and health services sector totaled $4.6 billion in 2003. The average earnings per job in 2003 were $30,203.

         Leisure and Hospitality

         The Kansas City casinos reported revenues of $54.4 million in September, up 11 percent from the year before. The leisure and hospitality sector accounted for 8.8 percent (115,433 jobs) of total wage and salary employment in Kansas in the 3rd quarter of 2004. Between 3rd quarter 2003 and 3rd quarter 2004 the industry gained 3,833 jobs for a net increase of 3.4 percent. During the past decade, the industry grew by 13 percent, or 1.3 percent annually. During that time, 12,500 net jobs were created in the leisure and hospitality sector. Payroll earnings for the leisure and hospitality sector totaled $1.2 billion in 2003. The average earnings per job in 2003 were $11,453.

         Financial Services

         The financial services sector accounted for 5.4 percent (71,200 jobs) of total wage and salary employment in Kansas in the 3rd quarter of 2004. Between 3rd quarter 2003 and 3rd quarter 2004 the industry gained 767 jobs for a net increase of 1.1 percent. During the past decade, industry employment expanded 18.5 percent, or 1.8 percent annually. During that time, 10,900 net jobs were created in the finance sector. Payroll earnings for the financial services sector totaled $2.9 billion in 2003. The average earnings per job in 2003 were $41,625.

         Professional and Business Services

         The professional and business services sector accounted for 9.6 percent (126,533 jobs) of total wage and salary employment in Kansas in the 3rd quarter of 2004. Between 3rd quarter 2003 and 3rd quarter 2004 the industry gained 1,700 jobs for a net increase of 1.4 percent. During the past decade, the industry grew 24.3 percent, or 2.4 percent annually. During that time, 24,300 net new jobs were created in the professional and business services sector. Payroll earnings for the professional and business services sector totaled $4.3 billion in 2003. The average earnings per job in 2003 were $34,388.

         Other Services

         The other services sector accounted for 4.1 percent (53,600 jobs) of total wage and salary employment in Kansas in the 3rd quarter of 2004. Between 3rd quarter 2003 and 3rd quarter 2004 the industry gained 733 jobs for a net increase of 1.4 percent. During the past decade, the industry grew 19.3 percent, or 1.9 percent annually. During that time, the other services sector gained 8,500 net jobs. Payroll earnings for the other services sector totaled $832 million in 2003. The average earnings per job in 2003 were $21,574.

         Government

         The government sector accounted for 18.1 percent (238,533 jobs) of total wage and salary employment in Kansas in the 3rd quarter of 2004. Between 3rd quarter 2003 and 3rd quarter 2004 the industry gained 3,400 jobs for a net increase of 1.4 percent. During the past decade, the industry grew 7.2 percent, or 0.7 percent annually. During that time, the government sector gained 16,700 net jobs. Payroll earnings for the government sector totaled $7.1 billion in 2003. The average earnings per job in 2003 were $30,100.

         Personal Income7

         In 20038, Kansas personal income totaled over $80.0 billion, a 2.8 percent increase over the previous year. Nationally, Kansas ranked 31st in total personal income and disposable income. Per capita

--------
7 Kansas Division of the Budget, The Governor's Economic and Demographic Report, 2004-2005, January 2005.

8 The Governor's Economic and Demographic Report ("Report") based its numbers and projections on 2003's actual numbers. At the time of the Report, the Kansas Division of the Budget had not finalized the personal income numbers for 2004.

personal income in Kansas increased by 2.8 percent, higher than national 2.2 percent growth rate, but lower than the Plains region's 2.9 percent growth rate. Wages and salaries increased by 1.2 percent and accounted for 54.1 percent of Kansas personal income.

         For 2005, Kansas personal income is expected to grow at a 4.9 percent rate. Growth in wages and salaries is projected to slow to 3.4 percent. Other labor income growth, however, is predicted to remain high at 11 percent.9 Proprietors' income growth is expected to increase by 10.3 percent, while dividend, interest, and rent growth will likely decrease slightly by 0.2 percent. Transfer payments are projected to increase at a 6.9 percent rate. KANSAS PERSONAL INCOME

2003 ACTUAL, 2004 ESTIMATE, & 2005 FORECAST (DOLLARS IN MILLIONS)

                                            2003              2004              2005            PERCENT CHANGE
                                            ACTUAL            ESTIMATE FORECAST    2003-04   2004-05
                                            ------            -----------------    -------   -------

SALARIES & WAGE DISTRIBUTIONS:     $ 43,532      $ 45,594      $ 47,148          4.7%       3.4%
OTHER LABOR INCOME:                  10,765        12,008        13,330         11.5       11.0
PROPRIETORS' INCOME:                  7,220         7,164         7,904         (0.8)      10.3

-FARM                                   469          (214)          (56)      (145.5)     (73.9)
-NON-FARM                             6,751         7,377         7,960          9.3        7.9
DIVIDENDS, INTEREST, & RENT:         13,431        13,551        13,528          0.9       (0.2)
TRANSFERS:                          11, 359        12,219        13,061          7.6        6.9
RESIDENCE ADJUSTMENT:                   974           989           995          1.6        0.5
LESS: SOCIAL INSURANCE:              (6,815)       (7,197)       (7,507)         5.6        4.3
TOTAL PERSONAL INCOME:               80,466        84,328        88,460          4.8        4.9

            Constitutional Challenge to the Method and Level of Funding of Kansas Public Schools

         In December 2003, a state district court judge ruled that Kansas' public school finance system and its level of funding for public K-12 schools violated the Kansas constitution. The court held that the current level of annual state funding, approximately $3 billion, did not meet the State constitution's mandate requiring "suitable education" for all Kansas children. The court held that significant funding disparities existed among the State's 300 school districts, violating students' state constitutional right to an equal opportunity for a suitable education and their federal right to equal protection. In making these determinations, the court used a study commissioned and monitored by the legislature that found a 300 percent difference in per pupil annual expenditures between the poorest and wealthiest Kansas school districts as measured by property tax base.

         The 2004 legislature failed to address the district court's findings. Consequently, the district judge ordered a stop to all public school funding, effectively ordering the closure of Kansas public schools, until the legislature addressed the funding problem. In response, the legislature and governor passed a narrowly drawn statute permitting a direct appeal to the Kansas Supreme Court. The State appealed the district court's decision and stayed shutting down the public schools.

         In January 2005, the Kansas Supreme Court decided the case. The court held that legislature must increase school funding because the current provisions for public school financing failed to meet the Kansas constitution's "suitable education" mandate. Further, the court held that the current provisions lacked suitable funding for students in large and middle-sized districts with a high proportion of at-risk and/or special education and minority students. The court, however, allowed the legislature a "reasonable time" to correct the constitutional inadequacy in the existing funding.10 In response, the legislature passed a bill that increased funding without raising taxes and based a significant portion of funding on property taxes.


--------
9 The Report categorized labor income as "fringe benefits" consisting "largely of employer payment for health insurance and other benefits."
10 Montoy v. State, 278 Kan. 769, 102 P.3d 1160 (2005).

         On June 3, 2005 the Kansas Supreme Court addressed the legislature's new plan. The court unanimously held that the plan still violated the "suitable education" requirement for Kansas students because the plan lacked adequate constitutional funding and created inequities among students because of its reliance upon local property taxes. The court used the original study's calculations of State funding inadequacies and ordered the legislature to provide $ 143 million in additional school funding by July 1st. The court acknowledged that in the long term another study, already commissioned by the legislature, along with other factors might require a different funding plan.11

         Legislators returned for a special session on June 22nd to discuss funding options. Funding plans include expanding revenues from additional gambling, changing property tax levels, using the State's ending balances,12 and cutting funding to non-school related state agencies.13 The plan to use the State's ending cash balances means legislators could take $ 143 million for schools and retain about 100 million for emergencies. However, Kansas' other funding obligations likely will not allow taking the whole $ 143 million from the State's ending excess cash balance.14 At this time the legislature's remedy for the school's funding crisis, and its effect on the Kansas economy are unknown.

         MARYLAND

         The following is a brief summary of some of the more significant matters relating to the State of Maryland and its economy. Other factors will affect State and local government issuers, and borrowers under conduit loan bond arrangements. This information constitutes only a brief summary and does not purport to be a complete description of the potential risks associated with investments in the State of Maryland. The summary is based primarily upon statistics and other information provided by Maryland agencies, official statements of the State of Maryland, independent sources, and public information available as of the date hereof. The State of Maryland and its local governments issue demographic and fiscal data infrequently, and such data will not necessarily reflect recent events and trends. The information has not been updated, nor will it be updated during the year. We have not independently verified the information. Estimates and projections are based upon assumptions which could be affected by many factors and there can be no assurance that such estimates and projections will prove, or continue, to be accurate.

         The State and Its Economy. According to the 2000 Census, Maryland's population in that year was 5,296,486, an increase of 9.4% from the 1990 Census. Maryland's population is concentrated in urban areas. Approximately 87.1% of Maryland's population live in the densely populated Baltimore-Washington region. Per capita income in 2004 was $39,247 in Maryland, compared to the national average of $32,937 in that year. Total personal income increased at an annual rate of 5.7% in 2004, the same rate as the national average.

         Maryland's economy is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sectors is much less significant that it is nationwide. Maryland's economy is particularly sensitive to changes in federal employment and spending. The percentage of personal income earned from federal and military employment in 2004 was 9.1% for Maryland residents, compared to 3.3% nationwide. According to the United States Bureau of Labor Statistics, the unemployment rate was 4.2% in Maryland and 5.0% nationally in June 2005. Unemployment in Maryland could increase as a result of national or local economic conditions, including recently through the closure of an automobile assembly plant in Baltimore City.

         State Fiscal Information. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland ended fiscal year 2004 with a $452.7 million general fund balance on a budgetary basis and $513.0 million in the Revenue Stabilization Account of the State Reserve Fund and other reserve funds. The Revenue Stabilization Account provides

---------
11 Montoy v. State, 2005 Kan. LEXIS 347.
12 Chris Moon, Three School Plans Posed, THE TOPEKA CAPITAL JOURNAL, June 18, 2005.
13 Chris Moon, Report May Aid School, THE TOPEKA CAPITAL JOURNAL, June 14,
2005.
14 Id.

financial support for future needs and is intended to reduce the need for future tax increases. However, the State can move some of those funds to cover other areas of its budget, so the actual balances may be lower in the future. As described below, over the last few years, the State has experienced revenues lower than budgeted and has needed to make transfers from the State Reserve Fund and the State's Transportation Trust Fund, in addition to enacting cuts in expenditures.

         2005 Budget and 2004 Actual Results. On April 12, 2004, the General Assembly approved the budget for the 2005 fiscal year. The budget included, among other things: (i) sufficient funds to the State's retirement and pension system to maintain within the "corridor" of 90% - 110% full funding; (ii) $1.2 million for capital projects; (iii) $4.1 billion in aid to local governments from general funds reflecting full funding of mandatory public school enhancements enacted at the 2002 Session of the General Assembly; and (iv) general fund deficiency appropriations of $90.2 million for fiscal year 2004 including $39.4 million related primarily to additional costs associated with foster care placements and $10 million for the Catastrophic Event Account of the State Reserve Fund to fund costs associated with Hurricane Isabel and to reserve funds for future catastrophic events. In addition to $383.5 million of fund transfers enacted in 2003 and 2004, the 2005 budget provided for a reduction in expenditures to local schools of $29.7 million and revenue increases, including $43.9 million from decoupling from certain provisions of the federal tax code, $38.6 million from the imposition of a tax at rate equal to the lowest county income tax rate on individuals who are subject to State but not county income tax, $15.4 million from the continuation of the reduced sales and use tax vendor collection credit, and $27.9 million from legislation designed to prevent the use of out-of-state subsidiaries to shelter income from Maryland corporate income tax. Although the State considered gaming alternatives, the General Assembly did not pass legislation providing for video lottery terminals. The 2005 budget continues the hiring freeze and eliminates a further 520 positions from the non-higher education agencies in the Executive branch, but provides for a limited flat-rate salary increase for each employee and employee merit or increment increases, but does not include funds for performance bonuses or deferred compensation matches.

        It is currently estimated that the general fund balance on a budgetary basis at June 30, 2005, will be approximately $776.9 million. In addition, it is estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund, net of the fiscal year 2005 transfer to the General Fund of $91.0 million, will be $521.0 million, equal to approximately 4.7% of estimated general fund revenues.

        On April 9, 2005 the General Assembly approved the budget for the 2006 fiscal year. The budget includes, among other things: (i) sufficient funds to the State's retirement and pension system to maintain within the "corridor" of 90% - 110% full funding; (ii) $2.5 million for capital projects and $20.0 for a fund to reimburse the General Fund when heritage income tax credits are claimed;
(iii) $4.5 billion in aid to local governments from general funds, reflecting full funding of the public school enhancements enacted at the 2002 session of the General Assembly; (iv) $325.7 million to the State Reserve Fund; and (v) general fund deficiency appropriations of $100.4 million for fiscal year 2005. In addition, the 2006 budget provides for further reduction in funds available for park land and natural resource funding and $58.7 million in additional revenues. Overall, the 2006 budget reflects a 6.7% rate of growth as measured on a spending affordability basis, resulting in a budgeted expenditures approximately equal to the rate recommended by the State's Spending Affordability Committee. The State again considered gaming alternatives, but the General Assembly failed to pass legislation providing for video lottery terminals. The 2006 budget reflects the continuation of the hiring freeze implemented during fiscal year 2005, but provides for a 1.5% employee cost of living adjustment, merit increases for certain employees, and a limited state deferred compensation match and shifts a portion of health insurance cost increases onto employees. As part of the fiscal year 2006 budget plan, the General Assembly enacted the Budget Reconciliation and Financing Act of 2005, legislation that authorizes various transfers and funding changes resulting in increased general fund revenues and decreased general fund appropriations. It is estimated that the general fund balance on a budgetary basis at June 30, 2006 will be approximately $205.7 million. In addition it is estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund, net of fiscal year transfers to the General Fund, will be $797.9 million, equal to 5% of estimated general fund revenues.

        A potential cash shortfall of almost $570 million between revenues and current services spending is projected for fiscal 2007. By fiscal year 2010, the gap could excess $1.4 billion. Key factors contributing to the shortfall include continued funding of the mandatory public school enhancements enacted in 2002 and steadily increasing medicaid spending. Reliance on one-time transfers and fund balance, critical components of budget balancing efforts in fiscal 2006, are likely to continue in fiscal year 2007.

        STATE-LEVEL MUNICIPAL OBLIGATIONS. Neither the Constitution nor general laws of Maryland impose any limit on the amount of debt the State can incur. However, Maryland's Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. These restrictions do not necessarily apply to other issuers within the State. The General Assembly, by separate enabling act, typically authorizes a particular loan for a particular project or purpose. Beginning with its 1990 session, the General Assembly has annually enacted a Maryland Consolidated Capital Bond Loan Act, or "capital bond bill," that within a single enabling act authorizes various capital programs administered by State agencies and other projects for local governments or private institutions. The Board of Public Works authorizes State general obligation bond issues and supervises the expenditure of funds received therefrom, as well as all funds appropriated for capital improvements other than roads, bridges and highways. Maryland had $6.2 billion of State tax-supported debt outstanding at March 31, 2005.

        The public indebtedness of the State of Maryland and its agencies can be generally divided into the following categories:

- The State and various counties, agencies and municipalities of the State issue general obligation bonds, payable from ad valorem taxes, for capital improvements and for various projects including local-government initiatives and grants to private, nonprofit, cultural and educational institutions. The State's real property tax is pledged exclusively to the repayment of its bonds. The Board of Public Works is required to fix the property tax rate by each May 1 in an amount sufficient to pay all debt service on the State's general obligation bonds for the coming fiscal year. At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due. As of March 2005, the State's general obligation bonds were rated AAA by Fitch, Aaa by Moody's Investors Service, Inc., and AAA by Standard & Poor's. We cannot assure you that such ratings will be maintained in the future.

- The Maryland Department of Transportation issues limited special-obligation bonds for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues generated from the financial facilities, including an expansion BWI airport, rail transportation facilities, highways and other transportation facilities. Holders of these bonds are not entitled to look to any other sources of payment.

- The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums, conference centers and recreational facilities payable primarily from lease rentals, sports lottery and other revenues.

- Certain other State units, such as Maryland's university systems, the Maryland Transportation Authority and the Maryland Water Quality Financing Administration, as well as several local governments, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of the borrowers, including loan obligations from nonprofit organizations, corporations and other private entities. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland. For example, the Maryland Transportation Authority, like the Maryland Department of Transportation, has issued bonds which are payable solely from collections from airline travel; any significant decline in air traffic for the Baltimore-Washington International airport could impede repayment on such bonds. In 2005, the General Assembly authorized funding for the Inter-County Connector highway project to be built in the Maryland suburbs of Washington, D.C. The Maryland Transportation Authority is authorized to issue grant anticipation revenue (GARVEE) bonds in an amount not to exceed $750 million; these bonds will be repaid from a portion of Maryland's future federal highway aid.

- The State, its agencies and departments, and the various localities also enter into a variety of municipal leases, installment purchase, conditional purchase, sale-leaseback and similar transactions to finance the construction and acquisition of facilities and equipment. Such arrangements are not general obligations to which the issuing government's taxing power is pledged but are ordinarily backed by the issuer's covenant to budget for, appropriate and make the payments due. Such arrangements generally contain "non-appropriation" clauses which provide that the issuing government has no obligation to make payments in future years unless money is appropriate for such purpose on a yearly basis. In the event that appropriations are not made, the issuing government can not be held contractually liable for the payments.

         Although the State has the authority to make short-term borrowings up to a maximum of $100 million in anticipation of taxes and other receipts, in the past 20 years the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

         OTHER ISSUERS OF MUNICIPAL BONDS. Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although some of these localities have received ratings of AAA from rating agencies, these ratings are often achieved through insurance, and other issuers within Maryland have received lower ratings.

         Many of Maryland's counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services in the District of Columbia area, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue general obligation bonds. Many of the municipal corporations in Maryland have issued general obligation bonds. In addition, all Maryland municipalities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers. Local governments in Maryland receive substantial aid from the State for a variety of programs, including public school construction and discretionary grants. However, the continued shortfall in State aid to local governments has required some Maryland counties to find creative sources of revenue. The actual and projected budget shortfalls at the State level, and other future events, might require further reductions in or the discontinuation of some or all aid payments to local governments. Any such cutback in State aid will adversely affect local economies.

         RISKS AND UNCERTAINTIES. Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Fund may be obligations of issuers other than the State of Maryland, such as those listed above. Although the State of Maryland regularly receives the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay the State on the underlying indebtedness. Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain debt may be obligations which are payable solely


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from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since the decline in one industry could impede repayment.

         While there are signs that the national economy is slowly recovering, the Federal Reserve as commenced raising short-term interest rates and gasoline prices are high. The resulting effects of higher interest rates and gasoline prices on spending by consumers and borrowing by businesses and individuals is difficult to predict. Furthermore, Maryland's economy is unusually dependent on the federal government and the service sector because a large percentage of Maryland residents are employed in those fields. In addition, a significant proportion of Maryland's revenues comes from the federal government, both in direct aid and through federal payment for goods and services provided by Maryland businesses and local governments. A particularly slow recovery in the service sector, federal jobs, or funds available to Maryland could continue to create budget difficulties at the State and local level. A slow recovery may generate insufficient income tax and sales tax revenues, which are important components of the State's budgeted revenues. These trends could force Maryland to further decrease spending, cut employment, raise taxes or take other measures to balance its budget. These and other factors will also affect the county and local economies in Maryland, and to the extent they stress the State's budget, will diminish the amount of State aid available to local jurisdictions.

         Finally, recent national and international developments could have a materially adverse effect on the economy in Maryland. Governments and businesses could incur costs in replacing employees who are called to serve in the armed forces. Layoffs and cutbacks in the transportation and tourism industries could increase unemployment in Maryland, and declines in related industries could hamper Maryland's economy. Baltimore and other municipalities, many of which were already experiencing fiscal pressures due to general economic conditions and other factors, continue to need funds to cover anti-terrorism costs. However, we cannot assure you that such funds will be available; if such funds are unavailable, these jurisdictions could face economic difficulties in the future. Economic factors affecting the State will also affect the counties and the City of Baltimore, as well as agencies and private borrowers. In particular, local governments depend on State aid, and any cutbacks in such aid required to balance the State budget could adversely affect local budgets. If negative trends continue, Maryland's State and local governments might need to take more drastic measures, such as increasing taxes, to balance their budgets.

         NEW YORK

         The following information relates specifically to New York Tax-Exempt Reserves. The information about New York State (the "State") and its municipalities, including, in particular, New York City (the "City"), constitutes only a brief summary of a number of complex factors that may affect issuers of New York municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal bonds may be subject. This information is derived from official statements utilized in connection with the preparation of State and City budgets as well as the issuance of municipal bonds by the State, the City and other municipalities as well as from other publicly available documents. Such information has not been independently verified by us and we assume no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State or the City that would ordinarily be included in various public documents issued thereby, such as an Official Statement prepared in connection with the issuance of general obligations bonds of the State. Such an Official Statement, together with any updates or supplements thereto, may generally be obtained upon request to the budget office of the State or at websites maintained by State and City agencies.

         New York State Economy - Special Considerations

         Like most states, New York continues to face significant fiscal challenges. The national recession, in conjunction with the economic dislocation caused by the September 11, 2001 attacks produced consecutive year-to-year declines in total tax receipts and resulted in a lengthening of the State's recession. Despite such challenges, the State economy has been and continues to expand. Recent above-trend national growth rates have helped to support the State economy, enabling it to approach a full recovery from the impact of the September 11 attack, and reversing several years where the State's job base was in decline. Total New York nonfarm employment is projected to grow 1.0% for calendar year 2005, with private sector job growth of 1.3% also projected. The continued strengthening of the State economy will help to support the housing market in calendar year 2005; however it is not likely that the accelerated pace of growth enjoyed in 2004 can be sustained. Due to a resurgence of equity market activity toward the end of 2004, the securities industry saw solid profit levels, although below those earned in 2003. As a result, bonus growth for calendar year 2005 will fall short of the level of growth experienced in 2004, offsetting the impact of higher employment growth on personal income and wages. Both New York personal income and its largest component, wages and salaries, are expected to grow 4.9% for calendar year 2005. Flexible reserves which were depleted in past years should begin to be replenished in the State fiscal year ending March 31, 2006 ("State Fiscal 2006").

         Notwithstanding the State's economic turnaround, higher than national average inflation and interest rates will continue to challenge the State's ability to balance the upcoming year budgets. Costs for employee pensions have increased as well as obligations to satisfy settlements reached and to be reached in recent State collective bargaining efforts. Increased court-ordered funding for the City's public schools due to the decision in the Campaign for Fiscal Equity, Inc. et al, Supreme Court New York County (the "CFE Case") will also add to State expenditures in the coming years.

         The State is impacted by the national economic forecast. For example, higher energy prices and global instability present significant risks to equity market performance. In addition to the risks associated with the national economic forecast, there also exist specific risks to the State economy. The City is the nation's leading center of banking and finance. As a result, this is a far more important sector in the State than in the nation as a whole. Although the sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Chief among them is any prolonged downturn or weaker performance in the financial sector. The State is disproportionately impacted by a weaker performance within the financial sector than other states or the national economy and rising interest rates tend to have a more negative impact on the New York economy than on the nation as a whole. Wall Street bonuses have a significant impact on the State's personal income tax collections and, therefore, projected increases in tax collections for the upcoming fiscal years are notably impacted by the level of such bonuses. A weaker-than-expected financial market performance could result in lower bonus payment growth than projected, though this impact would be largely felt during the first quarter of calendar year 2006. A stronger than expected national economy could result in stronger equity market growth, and in turn, greater demand for financial market services that could lead to even stronger income growth in that sector than projected.

         Finally, national and State officials continue to warn of the possibility of additional terrorist attacks. The State is especially vulnerable due to its high visibility symbolic targets, as well as its concentration of wealth and population.

         Many other complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's financial planning. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The State's budget is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

         New York State Budgetary Outlook

         For the first time in 20 years, the Governor and the State Legislature enacted an on-time budget for State Fiscal 2006 (which began on April 1, 2005) (the "Enacted Budget") on March 31, 2005 with the exception of final approval of a comprehensive five-year transportation and financial plan (with detail on programs, projects or commitment schedules), which is expected to be finalized later this year. Specifically, on March 8, 2005, the State Legislature enacted appropriations for all State-supported contingent contractual, and certain other debt service obligations for the entire State Fiscal 2006. On

March 31, 2005, the Legislature completed action on the remaining appropriations and related legislation constituting the budget for State Fiscal 2006. Thereafter, on April 12, 2005, the Legislature enacted several amendments to the Enacted Budget that authorized funding for the Temporary Assistance for Needy Families program, the Environmental Protection Fund and the Help America Vote Act. The 2005-06 Enacted Budget Financial Plan (the "Enacted Plan") was prepared by the Division of the Budget ("DOB") and evidences the actions of the Legislature and Governor of the State through April 12, 2005.

         The Enacted Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are premised upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation, federal law changes and adverse judgments against the State. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the Enacted Plan.

         Overview. The State's current fiscal year began on April 1, 2005 and ends on March 31, 2006. On January 18, 2005, Governor George E. Pataki issued his proposed State Fiscal 2006 budget (the "Executive Budget"). As noted above, as of March 31, 2005, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations as well as completed action on the remaining appropriations and accompanying legislation constituting the budget for State Fiscal 2006.

         The Executive Budget for 2005-06 presented a balanced General Fund financial plan that eliminated a projected budget gap of $4.2 billion. The Enacted Plan is also balanced due to newly identified resources and the approval of approximately $3.3 billion of the $4.1 billion in Executive Budget gap-closing recommendations. As set forth in the State's Annual Information Statement, released on May 4, 2005 (the "Information Statement"), the Enacted Budget identified an additional $1.4 billion in new General Fund resources to finance the $1.4 billion in net additions it added. The Enacted Budget reflected a General Fund balanced budget, projected a closing fund balance of $1.8 billion as well as budget gaps of approximately $3.2 billion in the State fiscal year ending March 31, 2007 ("State Fiscal 2007") and $4.1 billion in the State fiscal year ending March 31, 2008 ("State Fiscal 2008"). The State's general reserves are projected to total $1.5 billion in State Fiscal 2006.

         According to the 2005-06 Budget Analysis, released by the Office of the State Comptroller (the "Budget Analysis"), while the Enacted Budget is balanced, it is dependent on a high level of non-recurring resources (one-time resources used to pay for annually recurring costs) and, therefore, does not present a financial model that is sustainable long-term. Additional risks of approximately $3.6 billion in possible spending increases and revenues risks could increase the structural gaps to $4.9 in State Fiscal 2007 and $6 billion in State Fiscal 2008, making the two-year combined out-year structural gap as high as $10.9 billion.

         The Budget Analysis notes that the Enacted Budget relies heavily on debt to balance the Enacted Plan. The Enacted Budget reflects an increase of $7.7 billion in State outstanding debt from the State Fiscal year ending March 31, 2005 ("State Fiscal 2005"). By State fiscal year 2009-10, the State will have over $55 billion in outstanding debt and will pay nearly $6 billion annually in debt service, representing a $1.8 billion or 45% increase from State Fiscal 2005. A portion of the new debt reflected in the Enacted Budget/Enacted Plan includes: (i) $2.9 billion related to the Rebuild and Renew New York Transportation Bond Act ("Transportation Bond Act"); (ii) restructure of current debt by extending the terms (up to an additional 13 years) of $3 billion in Dedicated Highway and Bridge Trust Fund bonds and (iii) authorization of another $340 million in debt to be used for various economic development projects.

         The Transportation Bond Act was passed by the Legislature to further supplement transportation spending for highways, bridges and the Metropolitan Transportation Authority ("MTA"). In the November 2005 general election, voters will be asked to approve an additional $2.9 billion in general obligation bonds to be divided evenly between highways and bridges and the MTA. The last two bond acts put before voters (namely, $3.8 billion in 2000 for transportation and $2.4 billion in 1997 for school construction) failed.

         General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the

State's largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types.

         For State Fiscal 2005, DOB reported a General Fund operating surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.8 billion. Disbursements, including transfers to other funds, totaled $44.1 billion.

         The State projects General Fund receipts, including transfers from other funds, to total $46.8 billion in State Fiscal 2006, an increase of $3.0 billion (6.9%) from State Fiscal 2005. Projected growth in personal income and sales tax, resulting from temporary tax actions taken in the State Fiscal 2005 enacted budget and the economic recovery, are primarily responsible for the growth. The significant revenue increase experienced in State Fiscal 2005 (almost 12% in base growth) was supported by a number of positive economic and tax policy related factors acting in concert. These factors supported higher than expected receipts growth through the fiscal year and included: (i) higher than anticipated growth in incomes, particularly from high- income payers; (ii) an associated increase in personal income tax ("PIT") from taxpayers subject to the temporary tax surcharge on incomes about $150,000; (iii) a rapid appreciation in real estate values, especially in downstate New York which supported higher real estate transfer and PIT collections; (iv) an unusually large number of significant estate tax payments over the fiscal year and (v) a large increase in corporate tax payments reflecting both improved business profitability and a reduction in refunds requested from overpayments of prior year liability.

         General Fund receipts for State Fiscal 2007, are projected to increase by $1.5 billion from State Fiscal 2006. Underlying revenue growth of $3.1 billion is offset by the loss of several one-time revenues ($531 million), the phase-out of the PIT surcharge and a one-quarter percent increase in sales tax ($1.0 billion), lower transfers from the Revenue Bond Tax Fund ("RBTF") due to increasing debt service costs ($180 million), and higher transfers to finance the School Tax Relief ("STAR") program ($188 million).

         For State Fiscal 2006, the Enacted Plan projects General Fund spending, including transfers to other funds, to total $46.2 billion, an increase of $2.1 billion (4.7%) from State Fiscal 2005. Increases in grants to local governments ($1.4 billion), State operations ($502 million), and general State charges ($396 million), account for much of the change. Grants to local governments include financial aid to local governments and nonprofit organizations as well as entitlement payments to individuals. Local assistance spending is projected at $31.4 billion in State Fiscal 2006, an increase of $1.4 billion (4.8%) from State Fiscal 2005. Growth in school aid and City University of New York ("CUNY") operating costs (mainly for salary growth and increases in fixed costs) and CUNY/State University of New York ("SUNY") community college enrollment growth are partially offset by savings from Medicaid cost containment and a patient income revenue reclassification. State operations accounts for the cost of running the executive, legislative, and judicial branches of government and is projected to total $8.1 billion in State Fiscal 2006, an increase of $502 million (6.6%) from the prior year. Personal service costs (e.g., State employee payroll) comprise 72% of State operations spending. The remaining 28% represents non-personal service costs for contracts, rent, supplies, and other operating expenses. General State charges account for the costs of providing fringe benefits to State employees and retirees of the executive, legislative and judicial branches as well as, fixed costs for taxes on public lands and litigation costs. General Fund spending for general State charges is projected to be $4.0 billion in State Fiscal 2006, an increase of $396 million (10.8%) over State Fiscal 2005. The annual increase is due mostly to rising costs of employee health benefits, higher costs related to employer pension contributions and fringe benefit increases for unsettled collective bargaining agreements. Higher fringe benefit cost reimbursements to the General Fund which are payable from other funds, thus reducing General Fund costs, partially offset the growth.

         As noted above, DOB has estimated that $1.4 billion in new resources above the Executive Budget forecast have become available for State Fiscal 2006. Such additional resources include $1.1 billion from projected higher tax collections in State Fiscal 2005 and 2006. The Executive and Legislature initially agreed to projected higher revenues of $350 million in 2004-05 and $250 million in 2005-06; however, DOB now projects that annual revenues for State Fiscal 2005 and 2006 will exceed the initial forecast by $461 million (based on the recent collections information), bringing the total revised tax collections to $1.1 billion. In addition, welfare caseload projections have been revised downward based, on recent trends. For State Fiscal 2005, the total caseload is now expected to average 627,000 recipients, a decrease of 5,000 from the Executive Budget forecast. For State Fiscal 2006, it is projected at 620,000, a decrease of 29,000 recipients from the Executive Budget forecast. The lower caseload levels should reduce previously estimated costs by $115 million annually. The remaining increases in new resources are attributable to: (i) recently created legislation to sweep $112 million in additional balances to the General Fund (significant balances will be transferred from a Higher Education Services Corporation sole custody account and various special revenue funds; (ii) an additional $90 million in abandoned property resources to be available in State Fiscal 2006 and (iii) the reduction or elimination in the Enacted Budget of, among other things, the operating budgets of several agencies and shared-service grants to local governments.

         Spending is projected to increase by $4.7 billion in State Fiscal 2007. Medicaid growth of $2.7 billion is primarily attributable to the increasing cost of providing health care services as well as the rising number of recipients and corresponding increases in medical service utilization. For State Fiscal 2007, school aid spending is projected to grow by $461 million. The projections assume growth in expense-based programs and other selected aid categories. State operations spending is projected to increase by $592 million. General State charges are expected to increase by $375 million. All other spending growth is comprised of inflationary spending increases across numerous local assistance programs and is consistent with State Fiscal 2005 and 2006 growth trends.

         The General Fund is projected to end State Fiscal 2006 with a $1.8 billion fund balance, consisting of $872 million in the Tax Stabilization Reserve Fund (the "Rainy Day Reserve"), $601 million in the Fiscal Stability Reserve, $316 million in the Community Projects Fund, and $21 million in the Contingency Reserve fund. The Fiscal Stability Reserve is a flexible reserve in which the use of funds deposited is not restricted in any way. It is currently projected that this reserve will guard against potential risks in State Fiscal 2006 and be used in equal installments to help close future outyear budget gaps.

            All Governmental Funds. All Governmental Funds includes activity in the four governmental funds types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service funds. All Governmental Funds spending combines State funds with Federal grants across these fund types. It excludes Fiduciary, Internal Services, and Enterprise Funds.

         The State ended State Fiscal 2005 with an All Governmental Funds cash balance of $3.0 billion. All Governmental Funds receipts for State Fiscal 2005 totaled $100.6 billion, a decrease of $546 million from the projections projected in the financial plan submitted to the Financial Control Board in February 2005 (the "February 2005 Financial Plan"). The variance was primarily the result of lower-than-expected collections from federal grants, partially offset by higher-than-expected receipts from miscellaneous receipts and taxes.

         All Governmental Funds disbursements for State Fiscal 2005 totaled $100.7 billion, a decrease of $514 million from the February 2005 Financial Plan projections. The decline in State Funds spending of $54 million, combined with a decline in Federal Funds spending of $460 million, account for the change. Federal funds for education programs and World Trade Center reimbursement were also revised downward.

         All Governmental Funds receipts are estimated to reach $106.5 billion in State Fiscal 2006, an annual increase of $4.5 billion (4.4%). The Enacted Budget projects receipts of $52.5 billion in taxes, $17.6 billion in miscellaneous receipts and $36.4 billion in federal grants which represent 8.3%, 1.5% and .6%, respectively, increases over the State Fiscal 2005 actual results.

         All Governmental Funds spending in State Fiscal 2006 is estimated to be $106.5 billion, an increase of $4.4 billion (4.3%) from State Fiscal 2005. The largest All Governmental Funds spending increases are for Medicaid ($1.7 billion), school aid ($953 million) and (iii) higher education ($832 million). Medicaid increases are due to the increasing cost of providing health care services, the rising number of recipients, corresponding increases in medical service utilization, the expiration in June 2004 of a temporary 2.95% federal share (which will result in $109 million in higher State share spending in State

Fiscal 2006), the phase-in of the State takeover of local government Family Health Plus program ("FHP") costs (which will grow to $252 million in State Fiscal 2006), the commencement of the State takeover of all local Medicaid costs in excess of 2005 spending levels plus an additional 3.5% ($121 million) and other changes including the discontinuation of certain county shares adjustments. School aid increases primarily reflect the balance of aid payable for the 2004-05 school year ($248 million), the fiscal year costs of the 2005-06 school year increase ($593 million) and higher federal spending ($173 million); a decrease in capital projects spending partially offsets the annual growth. Higher education increases are primarily due to higher salaries, inflationary increases, and program growth at SUNY, CUNY and Higher Education Services Corporation ($371 million) as well as higher capital spending for the public universities ($461 million).

         Additional increases in All Government Funds spending are due to a rise in spending for (i) transportation costs, (ii) general state charges, (iii) other education aid and (iv) annual growth in welfare, children and family services, environmental conservation and the STAR program. For transportation costs, growth in capital spending financed from the Dedicated Highway and Bridge Trust Fund and a proposed Transportation Bond Act as well as higher operating support for the MTA and other transit systems account for the annual change. For other education aid, the annual growth consists of higher federal funding under the Individuals with Disabilities Education Act program, costs related to enrollment growth in the Preschool Special Education Program, and funding for legislatively-directed education spending originally planned for State Fiscal 2005 but now expected to occur in State Fiscal 2006. For general State charges, higher costs for pensions and health insurance to State employees and retirees are responsible for most of the increase.

         Federal aid granted to New York City in State Fiscal 2005 for the creation of a captive insurance company to address claims related to recovery efforts at the World Trade Center will not recur in State Fiscal 2006 (this includes $1 billion for captive insurance and $200 million in other Federal aid). The aid "passes through" the State's All Funds Financial Plan and is counted as spending.

         The Enacted Budget projects that All Governmental Funds will end State Fiscal 2006 with a $3.17 billion fund balance, a 7.3% increase over State Fiscal 2005 results.

         Reserves and Risks. As of the close of State Fiscal 2005, the balance in the State's principal reserves to guard against unbudgeted risks totaled $1.2 billion. The reserves include $872 million in the Rainy Day Reserve, $21 million in the Contingency Reserve Fund for litigation and $325 million in the Community Project Fund. To permanently improve the State's reserve levels, the Governor has proposed legislation to increase both the maximum size of the State's Rainy Day Reserve from 2% to 5% of General Fund spending, and the maximum annual deposits from two-tenths of one percent to five-tenths of one percent of spending. The General Fund is currently at its statutory maximum balance of 2% and can only increase as the size of the budget increases.

         The Enacted Plan projects the balance of reserves at the close of State Fiscal 2006 to be $872 million in the Rainy Day Reserve, $21 million in the Contingency Reserve Fund, $316 in the Community Project Fund and $601 in the Fiscal Stability Reserve. Aside from the $21 million in the Contingency Reserve Fund, the Enacted Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, the cost of collective bargaining agreements with State employee unions, federal disallowances, or other federal actions that could adversely affect the State's projections of receipts and disbursements.

         According to the Budget Analysis, the Enacted Plan has a number of risks that could require corrective action during State Fiscal 2006. The Enacted Budget relies heavily on $4.2 billion in non-recurring resources and provides for approximately $2.1 billion in other risks that could have a significant impact on the Financial Plan.

         In June 2003, in the CFE Case, the State Court of Appeals ruled that New York City's schoolchildren were not receiving the constitutionally mandated opportunity for sound basic education ("SBE") and that plaintiffs had established that the present education funding system for City public schools was causally linked to the failure to provide such SBE. The Court of Appeals remitted the case to the Supreme Court for further proceedings in accordance with its decision.

         On August 3, 2004, the Supreme Court, New York County, appointed a three member panel to study and recommend ways to provide City schoolchildren with a SBE. In a report released on November 30, 2004, the panel recommended that the Supreme Court direct the State to pay to City schools a total of $14.08 billion over the next four years in additional funding and $9.179 billion over the next five years for capital improvements. The panel also recommended that no later than 90 days from the date of the Court's order, the State should implement a multi-year phased-in plan to provide the City schools with such additional funding. On March 15, 2005, the Supreme Court, New York County, issued an order confirming the panel's report and recommendations and directing the State to take all steps necessary to provide funding for City schools as follows: $1.41 billion in 2005-06, $2.82 billion in 2006-07, $4.22 billion in 2007-08 and $5.63 billion in 2008-09, respectively (totaling $14.08 billion) over the next four years as well as, additional capital funding of $1.836 billion annually (totaling $9.179 billion) over the next five years.

         The State appealed the March 15, 2005 order to the Appellate Division, First Department and the trial court's decision was stayed pending resolution of the appeal. On May 3, 2005, the Appellate Division, First Department denied the plaintiffs' motion to lift the automatic stay. A negative ruling for the State on its latest CFE appeal and other cases that may appear in court could result in a required increase in school aid to New York City of up to $1.4 billion annually for four years.

         The 2005-06 Enacted Plan projections assume that Video Lottery Terminal ("VLT") revenues will be used to finance the SBE program; the State Court of Appeals has upheld the constitutionality of VLTs as a lottery game for education funding. The Enacted Budge provides for $325 million in VLT revenues to be used for SBE; however, it does not include capital funding amounts or address any other CFE-related issues. DOB has now reduced the State Fiscal 2006 revenue projections for VLTs due to the delayed opening of the VLT facilities at Aqueduct and Yonkers but projects that VLT revenues will increase substantially in the future with the openings of up to four new facilities (most importantly, Aqueduct and Yonkers). Absent realized-as-projected VLT revenues, the submitted financial plans for State Fiscal 2007 and 2008 may be out of balance by as wide a margin as $300 million and $500 million for 2006-07 and 2007-08, respectively.

         The Medicaid program provides health care for low-income individuals, long-term care for the elderly and services for the disabled, primarily through payments to health care providers. Medicaid costs currently represent 29% of All Governmental Funds spending. The Enacted Budget placed all spending related to the Health Care Reform Act ("HCRA") on budget and extended the program for an additional two years, through June 20, 2007; however, there is a potential for a shortfall of HCRA funds that could exceed $1 billion for State Fiscal 2006. The shortfall is associated with the risk that proceeds from conversions of not-for-profit insurance companies to for-profit status may not materialize.

         The State is involved in the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation. The State is counting on $2.2 billion in conversion proceeds, $1.8 million in proceeds from Empire that are tied up in litigation and $400 million in proceeds from additional conversions, to finance HCRA programs in State Fiscal 2006. Currently, the receipt of $1.8 billion in Empire conversion proceeds planned in State Fiscal 2005 (including $200 million that will support General Fund Medicaid spending) have been delayed pending resolution of ongoing litigation that is expected to occur in State Fiscal 2006. To insure General Fund balance, the Enacted Budget provides that no spending for certain HCRA programs may occur after June 30, 2005 unless conversion proceeds become available. Although $400 million in proceeds from other insurance company conversions is projected in State Fiscal 2006, the Enacted Budget did not authorize the additional conversions proposed by the Governor. If the State is prohibited from using proceeds of insurance company conversions, the Enacted Plan will be negatively affected in both State Fiscal 2006 and 2007 (approximately $1 billion in funds that may need to be replaced to maintain current spending levels in State Fiscal 2007).

         The State Public Employment Relations Board ("Employment Relations Board") defines negotiating units for State employees. The Governor's office of Employee Relations conducts collective bargaining negotiations with the State's unions, except any employees of the Judiciary, public authority and the Legislature. In 2004-05, the State negotiated new collective bargaining agreements with the Civil Service Employees Association, the United University Professions, the Public Employees Federation, District Council 37 of the American Federation of State, County and Municipal Employees ("DC 37"), the Graduate Student Employees Union and certain employee unions which cover most of the employees in the Judiciary. These agreements will govern employee compensation and benefit policies through early calendar year 2007. Investigators of the Bureau of Criminal Investigation in the Division of State Police were recently provided a two-year arbitration award for the period 2003 through early 2005, and are in the midst of interest arbitration for the period through 2007. The DC 37 settlement ("DC 37 Settlement") provided for a $1,000 lump sum payment at settlement and a 3% wage increase on the first day of the second year and provided that any additional increases will be offset by negotiated productivity savings in subsequent fiscal years. In the case of DC 37, a 2% wage increase offset by productivity savings was negotiated for the third year and an additional 1% was provided for with the recent identification by the City and DC 37 of additional savings to offset the cost.

         Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties as well as claims involving the adequacy of shelter allowances for families on public assistance. The claims seek a range of court action including monetary damages and ejectment with regard to claims of ownership of certain land. Settlement agreements for certain claims have been entered into by some of the Indian nations. Passage of State and federal legislation is required for such settlement agreements to become effective. Although the Governor had proposed legislation to approve certain Indian land claims and settlement agreements, as of April 15, 2005, the Governor withdrew such legislation.

         The Federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. These audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The current Enacted Plan assumes the Federal government will fully reimburse these costs.

         In addition, a portion of Federal Medicaid payments related to School Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

         In December 2003, the State received partial Federal approval of the Medicaid State Plan Amendment necessary to make disproportionate share hospital payments over two years to public hospitals throughout the State, including the New York City Health and Hospital Corporation ("HHC"), SUNY and other State and county operated hospitals. Although full payment for SUNY and State-operated hospitals was secured with the initial approval, the State continues to seek Federal approval of the balance of anticipated payments totaling roughly $1.3 billion for HHC and other county hospitals. Failure of the Federal government to approve these remaining payments in a timely manner will exacerbate the current adverse impact of these delays on the State's health care financing system.

         According to recent articles in the New York Times newspaper, in July, 2005, the Governor ordered a substantial overhaul of the State agencies that supported Medicaid to prevent fraud and abuse. The Governor created an independent inspector general's office and is bringing in a former federal prosecutor to help reorganize policy of the program. The inspector general will take over authority from the State Department of Health. Moreover, Attorney General Eliot Spitzer called on state lawmakers to pass two bills to help prosecute fraud in the State's Medicaid system namely, a false claims act that would increase civil penalties for fraud and encourage whistle-blowers and another law that would create a new category of crimes specific to health care. Any increase in the detection and of State Medicaid fraud and correlative reduction in Medicaid costs for the State will likely not be realized, if at all, for a number of years.

         New York City

         New York City, with a population of approximately 8 million, is an international center of business and culture. The City has a highly diversified economic base. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the city's total employment earnings. Manufacturing activity in the city is conducted primarily in apparel and printing. The City is a major hub and focal point for international business and many of the major corporations headquartered in the City are multinational with extensive foreign operations. Additionally, the City is the nation's leading tourist destination.

         Economic activity in the City has gone through periods of growth and recession and such periods can be expected to continue in the future. The City experienced a recession in the early 1970s through the middle of the decade and then a period of expansion in the late 1970s through the late 1980s. A second recession followed in the early 1990s followed by the expansion that continue through 2001. Most recently, the City experienced a large scale economic slowdown that began in 2001 as a result of the September 11 attacks on the World Trade Center, the national economic recession and a downturn in the securities industry. According to the financial plan submitted by the City to the Financial Control Board on July 6, 2005 (the "City Financial Plan"), the 2001 economic slowdown ended in 2004 and continued moderate growth is expected through calendar year 2005.

         The fiscal health of the City is affected by the fiscal health of the State, as it continues to receive significant financial assistance from the State for its normal operations. State aid contributes to the City's ability to balance its budget and meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected or that any such delays or reductions will not have adverse impacts on the City's cash flow or expenditures. The City may also be affected by its, and certain other entities issuing debt for the benefit of the City, ability to market their securities successfully in the public credit markets. In addition, the federal budget negotiation process could result in reductions or delays in the receipt of federal grants, which would have additional adverse effects on the City's cash flow or revenues.

         For each of the 1981 through 2004 City fiscal years, the City's General Fund has had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") after discretionary and other transfers. Historically, the City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will be able to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs which could adversely affect the City's economic base.

         City fiscal years end on June 30th and are referenced by the calendar year in which they end. The Mayor firsts submits a preliminary budget in January; the executive budget in late April or early May; and following debate by the City Council, the budget is required to be adopted by June 30th of each year. As required by relevant law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps. It also prepares a comprehensive annual financial report each October describing its most recent fiscal year.

         According to the Review of the Financial Plan of the City of New York dated June 2005 ("City Financial Plan Review"), the City has managed its budget well since the attack on the World Trade Center and the economy is continuing to improve. However, sustained economic recovery through the entire financial plan period, for the City fiscal years ended June 30, 2005-June 30, 2008, is questionable. The City's economic expectations have been downsized since its financial plan report released in February

2005. Possible increases in inflation and interest rates, most notably in calendar years 2006-07, are two major factors that will determine whether economic growth can be sustained. Local inflation has risen to annualized rates not seen since the early 1990s, approaching 4.1% during the first four months of 2005. Although higher energy costs have affected both national and local inflation rates, core inflation (i.e., inflation on all items except food and energy) was 1.3% higher in the City that in the nation during this period. The City forecasts that local inflation will average 3% for the year before decreasing to 2.4% in calendar year 2006. To offset inflation, the City expects Wall Street profits to grow due to increased activity in underwriting and mergers and acquisitions although higher interest rates are expected to lower profits in 2007.

         The largest near-term budget risk to the City's budget and financial plan is the completion of the current round of collective bargaining in which it is engaged with its uniformed employee and teachers' unions. While the City has set aside resources to fund wage increases, these employees are seeking larger increases. Additional risks to the City's sustained economic growth include high oil prices, high consumer and business debt levels, widening federal budget and trade deficits and the declining value of the United States dollar.

         As noted above, the City submitted its financial plan to the Financial Control Board on July 6, 2005. The City Financial Plan relates to the City and certain entities that receive funds from the City and reflects changes as a result of the City's expense and capital budgets for the City fiscal year ending on June 30, 2006 ("City Fiscal 2006") which were adopted on June 30, 2005. The City Financial Plan includes a modification to the financial plan submitted by the City to the Control Board on June 29, 2004 (the "June 2004 Financial Plan") for City fiscal years 2005 through 2008, as subsequently modified by the financial plans submitted to the Control Board on October 21, 2004, February 2, 2005 and May 9, 2005 (the "May Financial Plan").

         The City's expense and capital budgets for City fiscal year ending June 30, 2005 ("City Fiscal 2005") were adopted on June 25, 2004. The June 2004 Financial Plan was consistent with the City's expense and capital budgets as adopted for City Fiscal 2005. The June 2004 Financial Plan projected revenues and expenditures for City Fiscal 2005 balanced in accordance with GAAP and gaps of $3.7 billion, $4.5 billion, $3.7 billon for City fiscal years 2006, 2007, and 2008, respectively. The City Financial Plan altered the June 2004 Financial Plan results reflecting a $3.5 billion surplus for City Fiscal 2005.

         In applying the $3.5 billion surplus to the City Fiscal 2006 budget, the City Financial Plan projects revenues and expenditures for City Fiscal 2005 and 2006 balanced in accordance with GAAP, and projects gaps of $4.5 billion, $4.5 billion, and $3.9 billion in City fiscal years 2007 through 2009, respectively, after implementation of the presented gap-closing program. The City Financial Plan sets forth gap-closing actions to eliminate the previously projected gap for the City Fiscal 2006 and to reduce previously projected gaps for City fiscal years 2007 and 2008. The gap-closing actions include: (i) reduced agency expenditures or increased revenues totaling $402 million, $477 million, $318 million and $317 million in City fiscal years 2005 through 2008, respectively; (ii) debt service savings of $10 million and $85 million in City fiscal years 2005 and 2006, respectively; (iii) $85 million in fiscal year 2005 from the lease with The Port Authority of New York and New Jersey (the "Port Authority") for LaGuardia and John F Kennedy International Airports and taxi medallion sales and (iv) State actions of $23 million, $317 million, $375 million and $443 million in City fiscal years 2005 through 2008, respectively.

         The City derives its revenues from various local taxes, user charges and miscellaneous revenues as well as federal and State unrestricted and categorical grants. State aid as a percentage of the City's revenues has remained constant over the period from 1980-2004 while unrestricted federal aid has been sharply reduced. The City projects that local revenues will provide approximately 70.0% of total revenues in State Fiscal 2006; federal aid, including categorical grants, will provide 10.3% and State aid, including unrestricted aid and categorical grants, will provide 19.7%.

         The City Financial Plan reflects increases in projected net revenues since the June 2004 Financial Plan to total $3.6 billion, $2.2 billion, $1.9 billion and $1.3 billion in City fiscal years 2005 through 2008, respectively. The changes in projected revenues since the June 2004 Financial Plan include the following increases: (i) projected net tax revenues of $3.5 billion, $2 billion, $1.9 billion and $1.3 billion in fiscal years 2005 through 2008, respectively, resulting primarily from increases in personal income and business tax revenues, securities industry profits and an improving economy, and increases in mortgage recording, real property transfer and sales tax revenues and (ii) increases in non-tax revenues of $274 million, $121 million, $51 million and $45 million in fiscal years 2005 through 2008, respectively, primarily due to increased investment earnings. The real estate tax is the single largest source of the City's revenues and the City expects to derive approximately 41.1% of its total tax revenues and 24.8% of its total revenues for City Fiscal 2006 from the real estate tax. The City projects that 58.9% of its total tax revenues for City Fiscal 2006 will be derived from the following:
(i) personal income tax on City residents; (ii) a general corporation tax charged on the income of corporations doing business in the City; (iii) a banking corporation tax imposed on the income of banking corporations doing business in the City and (iv) the 41/8% sales and compensating use tax, in addition to the 41/2% sales and use tax imposed by the State upon receipts from retail sales of tangible personal property and certain services to the City. Miscellaneous revenues include City charges for the issuance of licenses, permits and franchises; interest earned by the City on the investment of City cash balances; tuition and fees at the community colleges and rents collected from tenants in City-owned property.

         The changes in projected revenues are offset by the following delays and reductions: (i) the delay from City Fiscal 2005 to City Fiscal 2006 of the receipt from TSASC, Inc. ("TSASC") of $120 million tobacco settlement receivables ("TSRs") retained in the TSASC trapping account and (ii) the reduction in anticipated federal assistance of $50 million in City Fiscal 2005.

         For projected net expenditures, the City Financial Plan shows increases since the June 2004 Financial Plan totaling $577 million, $2.4 billion, $2.3 billion and $2.7 billion in City fiscal years 2005 through 2008, respectively. Increases in projected expenditures since the June 2004 Financial Plan include:
(i) a reserve available to cover increased expenditures, primarily for uniformed employees, expected to result from the eventual conclusion of the 2002-2005 round of bargaining of $778 million, $357 million, $282 million and $230 million in City fiscal years 2005 through 2008, respectively; (ii) increased expenses for the next round of collective bargaining of $100 million, $350 million and $625 million in fiscal years 2006 through 2008, respectively; (iii) increased Medicaid expenses of $184 million, $334 million, $508 million and $699 million in City fiscal years 2005 through 2008, respectively;(iv) increased pension and fringe benefit expenditures of $14 million, $711 million, $608 million and $514 million in City fiscal years 2005 through 2008, respectively; (v) increased expenditures for education of $110 million in City Fiscal 2005, $177 million in City Fiscal 2006 and $116 million in each of City fiscal years 2007 and 2008 and
(vi) increased agency spending of $114 million, $812 million, $333 million and $346 million in City fiscal years 2005 through 2008, respectively.

         As noted above, the State previously negotiated a new collective bargaining agreement with DC 37. The City Financial Plan reflects the costs of collective bargaining increases in the 2002-05 round of bargaining consistent with the DC 37 Settlement. Subsequent to the DC 37 settlement, the City reached settlements on terms substantially consistent with the pattern established by the DC 37 settlement with seventeen additional unions, which collectively represent approximately 33,000 employees.

         The Employment Relations Board had declared impasses in the City's negotiations with the Police Benevolent Association ("PBA"), the Uniformed Firefighters Association ("UFA"), and the United Federation of Teachers ("UFT") for the 2002-2005 contract period. The arbitration panel appointed by the Employment Relations Board in the PBA impasse recently issued an award. This two year award is binding on the parties and calls for a 5% wage increase on the agreement and an additional 5% wage increase on the first day of the second year. In addition, the award grants significant productivity savings including a sharply reduced hiring rate which is not retroactive but grows over time. The City Financial Plan has reserves sufficient to cover the PBA award.

         The Reserve for Collective Bargaining contains funds for the cost of collective bargaining increases for the 2002-05 round of bargaining for (i) all unsettled education employees, consistent with the recent DC 37 Settlement; (ii) all uniformed employees excluding the PBA consistent with the recent PBA award; (iii) a 1% wage increase for all civilian employees and (iv) small amounts reserved for remaining unsettled contracts from the 2000-02 round consistent with the terms of the 2000-02 settlement with DC 27. In addition, the Reserve for Collective Bargaining contains funds for providing all employees a 1.25% wage increase in each year beyond current contracts. If the employees with whom the City has not negotiated new collective bargaining agreements seek higher increases that the DC 37 Settlement or the PBA award, the City will incur higher-than-accounted for collective bargaining costs.

         Since August 2004, the Uniformed Firefighters Association ("UFA"), Sergeants Benevolent Association ("SBA") and Detectives' Endowment Association ("DEA") have all had numerous mediation sessions with the City and have each requested a declaration of impasse with the Employment Relations Board. The United Federation of Teachers ("UFT") requested a declaration of impasse with the Employment Relations Board and on March 15, 2005, the Employment Relations Board upheld the UFT request and ordered the appointment of a fact-finding panel. The parties selected a panel and hearings were held in June 2005. Negotiations in good faith continue with UFT, SBA, DEA and UFT all of which are authorized to utilize binding arbitration at impasse.

         The City is required by law to provide medical assistance through Medicaid to all City residents meeting certain eligibility requirements. The State and federal government pay significant portions of the City's required Medicaid payments. Currently, the State has assumed 81.2% of the non-federal share of long-term care costs, all costs of providing mentally disabled medical assistance and 50% of the non-federal share of Medicaid costs for all other clients. The federal government pays 50% of the Medicaid costs for federally eligible recipients. The State's Enacted Budget has authorized many Medicaid cost containment actions and additional funding to finance certain Medicaid costs outside the General Fund. Actions taken by the State since August 2004 will reduce annual City-funded Medicaid costs by $1 billion by fiscal year 2009.

         Regarding education expenditures, as described above, in November 2004, a court-ordered panel determined that the State must take all steps necessary to provide the established funding levels for City schools as follows ($14.08 billion phased in over the next four years and $9.179 billion over the next five years). The court stated that the Legislature should determine how the costs are split between the State and the City, but that the burden placed on the City could not be arbitrary or unreasonable. The City maintains that the State is responsible for providing all required incremental educational funding but the State has proposed that the City should cover a substantial portion of such funding. Depending on the resolution of the CFE lawsuit, an increase in the City's obligation in funding for education could result.

         Potential resources that could contribute to a City Fiscal 2006 surplus (and narrow the fiscal year 2007 budget gap) include: (i) savings from changes in actuarial methods proposed by the City Actuary, (ii) a State rejection of the Mayor's proposal to reinstate the sales tax exemption on clothing purchases and
(iii) realized tax revenues that are higher than the Financial Plan forecasts.

         Litigation

         Both New York State and New York City are currently defendants in significant numbers of lawsuits. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims can not be predicted, adverse determination in certain of them could have a material adverse effect upon the State and City's ability to carry out their respective financial plans.

         Other New York Risk Factors

         When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the State's credit rating has historically been upgraded and downgraded much more frequently than most other states.

         The combined State and local taxes of residents of the State, and particularly of residents of the City, are among the highest in the country, which may limit the ability of the State and its localities to raise additional revenue. In addition, combined State and local debt per capita in the State is significantly above the national average and debt service expenditures have represented an increasing claim on state and local budgets.

         The creditworthiness of obligations issued by local State issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no responsibility on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within the State, and it is possible that investments will be made in obligations of particular issuers as to which such specific factors are applicable. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance may not be fully reflected in the projections of the State's Enacted Plan for 2005-06 or thereafter.

         Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. We cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal bonds, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on or principal of such securities.

         NORTH CAROLINA

        The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the period plus any surplus remaining in the State Treasury at the beginning of the period. The State operates on a fiscal year ending June 30th. The North Carolina General Assembly adopts a biennial budget during its long session held in odd-numbered years. During the short sessions, held in even-numbered years, the General Assembly makes adjustments to the budget based on revenue collections. The General Assembly attempts to complete its work on the budget by the end of the previous fiscal year. The biennial budget for 2005-2007 had not been adopted at July 15, 2005, with the State operating under a continuing budget resolution.

        The State of North Carolina is the eleventh most populous state according to the 2000 Census. Its economy is a combination of manufacturing, agriculture, services and tourism. In recent years, the State has moved from an agricultural economy to a service and goods producing economy. In 2000, the State led the nation in the production of textile mill and tobacco products, was second in the nation in furniture and fixtures production, and was among the nation's largest producers of pharmaceuticals, electronic and telecommunications equipment. The principal agricultural products are poultry, pork and tobacco. Charlotte is now the second largest financial center in the nation, based on the assets of banks headquartered there. The Research Triangle (Raleigh/Durham/Chapel Hill) boasts three major universities and is known internationally for its technology and pharmaceutical industries. The State's seasonally adjusted unemployment rate in May 2005 was 5.1% (May 2004 was 5.3%).

         The total General Fund appropriations and authorized reserve expenditures for the 2003-2004 fiscal year were $14.75 billion and $15.92 billion for 2004-2005. The differing budgets passed by the House and Senate at July 15, 2005 both would authorize expenditures exceeding $17.0 billion for each year of the 2005-2007 biennium. Fiscal pressures continue with growing Medicaid costs and education enrollment driving the spending needs.

        In November 2000, the State's voters approved the issuance of $3.1 billion in bonds to finance identified repairs and renovations to facilities at the University of North Carolina's sixteen campuses and the State's community colleges ($2.5 billion for the universities and $600 million for the community colleges). The 2004 General Assembly authorized additional indebtedness in 2004-2005 of $310 million to finance several university and other projects, with an additional $153 million authorized in 2005-2006. If all of these bonds are issued, currently expected by fiscal year 2005-2006, the amount of the State's general obligation bonds outstanding would exceed $6.8 billion.

        The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. Although an adverse result in any of the cases could have negative budgetary consequences beginning as early as fiscal year 2005-2006, in the opinion of the Department of State Treasurer after consultation with the Attorney General, an adverse decision in any of these cases would not materially adversely affect the State's ability to meet its financial obligations.

        1. Hoke County et al v. State of North Carolina. (formerly Leandro et al, v. State of North Carolina and State Board of Education) - Funding of Public Education. In 1994, students and boards of education in five counties in the State filed suit in North Carolina Superior Court requesting a declaration that the public education system of the State, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law and by violating various statutes relating to public education. Five other school boards and students therein intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties' systems.

        The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court's conclusion that the State Constitution guarantees every child the opportunity to obtain a sound basic education. Trial on the claim of one plaintiff-county was held in the fall of 1999. On October 26, 2000, the trial court, in Section Two of a projected three part ruling, concluded that at-risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the "sound basic education" mandated by the Supreme Court. On March 26, 2001, the Court issued Section Three of the three-part ruling, in which the judge ordered all parties to investigate certain school systems to determine why they are succeeding without additional funding. The State filed a Notice of Appeal to the Court of Appeals, which resulted in the Court's decision to re-open the trial and call additional witnesses. That proceeding took place in the fall of 2001. On April 4, 2002 the Court entered Section Four of the ruling, ordering the State to take such actions as may be necessary to remedy the constitutional deficiency for those children who are not being provided with access to a sound basic education and to report to the Court at 90-day intervals remedial actions being implemented. On July 30, 2004, the North Carolina Supreme Court affirmed the majority of the trial court's orders, thereby directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The Supreme Court did agree with the State that the trial court exceeded its authority in ordering pre-kindergarten programs for at-risk children. The State is now undertaking measures to respond to the trial court's directives. The magnitude of State resources which may ultimately be required cannot be determined at this time, however, the total cost could exceed $100 million.

      2. N. C. School Boards Association, et, al, v. Richard H. Moore, State Treasurer. et, al. - Use of Administrative Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are civil penalties which under the North Carolina Constitution must be paid to the schools.

         On December 14, 2001 the North Carolina Superior Court granted summary judgment in favor of the plaintiffs on all issues, concluding that the funds in dispute are civil fines or penalties required by Article IX, Section 7 of the Constitution to be remitted to the public schools in the county where the violation occurred. The court further determined a three-year statute of limitations applies, making the order retroactive to December 1995. This case was argued in the Court of Appeals in February 2003. In September 2003, the North Carolina Court of Appeals rendered a decision mostly favorable to the State. Cross appeals were filed with the North Carolina Supreme Court and oral arguments were heard in May 2004. The amount in controversy is approximately $84 million. On July 1, 2005, the Supreme Court issued its opinion, which affirmed seven and reversed four of the eleven holdings made by the Court of Appeals. The four reversed holdings were all unfavorable to the State. The Court remanded the case to the Court of Appeals, for further remand to the trial court.

        3. Southeast Compact Commission - Disposal of Low-level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently asked the United States Supreme Court to accept its Complaint against North Carolina demanding the repayment, with interest, of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest and attorney fees. The Supreme Court denied this motion in August, 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. The Supreme Court requested the Solicitor General to comment on this motion. The State replied, requesting that the motion be denied. On June 16, 2003, the United States Supreme Court accepted the original jurisdiction of the case and directed the State to file an answer. The State filed an answer and motion to dismiss on August 21, 2003. On November 17, 2003, the motion was denied, and the United States Supreme Court appointed a special master with authority to determine when additional pleadings will be filed in the case. The Special Master heard oral arguments on dispositive motions filed by both sides on September 3, 2004. The North Carolina Attorney General's office believes that sound legal arguments support the State's position in this matter.

        4. Philip Morris USA, Inc. v. Tolson - Refund of Corporate Income Tax. On June 13, 2000, Philip Morris filed a complaint in Wake County Superior Court for a refund of approximately $30 million in corporate income taxes paid for 1989 through 1991. An order of the Augmented Tax Review Board in the 1970s allowed it to apportion its income under a modified formula, which included a more favorable property factor. When the law changed in 1989 to move to double weighting of the sales factor, Philip Morris incorporated this change into its formula. The Board's order did not permit double weighting. Philip Morris argued that the principle of in pari materia required incorporation of the amendment, and that failure to allow double weighting violated the equal protection and separation of powers clauses. The Superior Court recently ruled that Philip Morris was required to use the formula approved by the Board without double weighting the sales factor unless the statutory formula (without the modified property factor) produced a more favorable result. Philip Morris is expected to appeal this ruling.

        5. State Employees Association of North Carolina v. State; Stone v. State - Diversion of Employer's Retirement System Contribution. On May 22, 2001, SEANC filed an action in North Carolina Superior Court demanding repayment of approximately $129 million in employer retirement contributions to the Retirement System. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the state budget. The trial court dismissed the action on May 23, 2001, and the Court of Appeals affirmed this dismissal on December 3, 2002. SEANC filed a notice of appeal in the North Carolina Supreme Court. On June 13, 2003, the Supreme Court reversed the Court of Appeals on issues related to class standing and remanded with instructions to consider procedural issues, raised but not addressed by the Court of Appeals.

        In June 2002, the Stone case was filed in North Carolina Superior Court on behalf of individual state employees and retirees seeking repayment of the withheld employer contributions and a prohibition against future diversions. A class comprised of all members of the Retirement System has been certified, and the case is proceeding through class notification and toward trial. The North Carolina Attorney General's Office believes that sound legal arguments support the state's defense of these cases.

        6. Cabarrus County v. Tolson - Diversion of Local Government Tax Reimbursements and Shared Revenue. On September 17, 2002, six counties and three municipalities filed suit against the Secretary of Revenue in North Carolina Superior Court, demanding that the State release payments of local tax reimbursements and shared revenues in excess of $200 million and a prohibition against future diversions. Other counties, municipalities and some individuals have moved to be added as plaintiffs. The Governor, in the exercise of his constitutional responsibility to balance the state budget, withheld approximately $211 million designated by statute for payment to local governments. Summary judgment was granted in favor of the State on all issues, and Plaintiffs appealed. The Court of Appeals affirmed and held that the Governor did not exceed his authority under the North Carolina Constitution by issuing the executive order, and that the executive order did not violate the separation of powers doctrine. The North Carolina Attorney General's Office believes that sound legal arguments support the State's defense of this action.

        7. Goldston v. State of North Carolina - Highway Trust Fund Transfers. On November 14, 2002, a lawsuit was filed in North Carolina Superior Court demanding that $80 million transferred by the Governor from the Highway Trust Fund to the General Fund for purposes of balancing the State budget be returned to the Highway Trust Fund. The suit further alleges that actions of the General Assembly regarding the transfer of funds from the Highway Trust Fund to the General Fund constitute a borrowing by the State of Highway Trust Fund cash surplus and are unlawful and unconstitutional. The lawsuit requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. Summary judgment was granted in favor of the State on all issues. Plaintiff has filed a notice of appeal and briefs have been filed by both parties. The North Carolina Attorney General's Office believes that sound legal arguments support the defense of this action and has filed a motion to dismiss.

        8. Diana Coley, et al. v. State of North Carolina, et al., On April 25, 2003, Plaintiffs filed suit in North Carolina Superior Court against the State of North Carolina and North Carolina Department of Revenue challenging the constitutionality of retroactively applying the 2001 increase in the highest rate of North Carolina's state income tax to the entire 2001 tax year. Plaintiffs seek refunds, for themselves and a proposed class of similarly situated taxpayers, of all taxes paid for the year 2001 in excess of the prior 7.75% maximum rate, on the theory that a retroactive midyear tax increase violates the State and federal constitutions. Plaintiffs claim the total amount of taxes involved exceeds $76 million, plus interest. On June 30, 2004, the trial court granted summary judgment in favor of the State on all issues. Plaintiffs have filed a notice of appeal. The North Carolina Attorney General's Office believes that sound legal arguments support the defense of this action.

        9. Medical Mutual Insurance Corporation of North Carolina v. The Board of Governors of the University of North Carolina and its Constituent Institution, East Carolina University, the East Carolina University School of Medicine, et al. On March 18, 2003, Medical Mutual Insurance Corporation of North Carolina ("MMI") filed this action in North Carolina Superior Court against the Board of Governors of the University of North Carolina ("UNC"), East Carolina University Brody School of Medicine ("ECM"), and various doctors. In 2002, in order to raise additional capital, MMI demanded that all policy holders purchase guaranteed capital shares under threat of termination or nonrenewal of policies. In the face of MMI's demand, ECM decided to purchase insurance for almost all of its healthcare professionals from another insurance company. In this lawsuit, MMI claims that ECM's decision not to purchase insurance for all its healthcare professionals from MMI triggered an obligation to pay a termination fee to MMI of approximately $26.7 million. ECM believes that MMI is not entitled to any further payments. The North Carolina Attorney General's Office believes that no fee may be owed because of MMI's termination of the contract; however, in the event that a fee is owed, the North Carolina Attorney General's Office believes that it would be substantially less than $26.7 million. The suit is pending in Superior Court and related administrative proceedings before the Department of Insurance are ongoing. In August 2004, the trial court entered an order referring the case to arbitration. The State appealed the arbitration order and the Court of Appeals has agreed to hear the case. The parties are also engaged in settlement discussions. There is also legislation (SB 602) pending which would also affect the resolution of this case.

        10. DirecTV and EchoStar Satellite Corporation v. State of North Carolina et al. - Refund of Sales Tax. On September 30, 2003, DirecTV and EchoStar filed a complaint in North Carolina Superior Court for a $32 million refund of State sales tax paid. The General Assembly recently enacted a provision to impose the sales tax on satellite TV service providers. Plaintiffs claim this tax, which is not imposed on cable television providers, is unconstitutional in that it violated the commerce clause (because it is discriminatory and not fairly related to benefits provided by the State), the equal protection clause and North Carolina's uniformity of taxation constitutional requirement. It is the State's position that although cable providers are not subject to this tax, they are subject to city and county franchise taxes. The tax on satellite companies was enacted to equalize the tax burden on these various forms of entertainment. The case has been designated as exceptional under the North Carolina Rules of Civil Procedure and the parties are currently conducting discovery.

        11. Lessie J. Dunn, et al, v. The State of North Carolina, et al. On February 9, 2004, Plaintiffs, on behalf of a class of all others similarly situated, filed suit in North Carolina Superior Court alleging that the State's imposition and collection of State income tax on interest received by certain taxpayers on municipal bonds issued by non-North Carolina state and local governments constitutes a violation of the Commerce Clause of the United States Constitution. A similar case recently filed in Ohio was ultimately unsuccessful. The North Carolina Attorney General's Office has filed an answer in the case and discovery is in progress. The North Carolina Attorney General's Office believes that sound legal arguments support the defense of this case.

         The Adviser believes that the information summarized above describes the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund. The sources of the information are the official statements of the Department of State Treasurer of North Carolina, other publicly available documents and oral statements from various State agencies and individuals. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents or oral statements from various State agencies.

         SOUTH CAROLINA

         The South Carolina Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board, composed of the Governor, the State Treasurer, the State Comptroller General, the Chairman of the Senate Finance Committee, and the Chairman of the House Ways and Means Committee, may reduce appropriations during the current fiscal year as necessary to prevent the deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

         By statute, the State General Assembly has provided that if monies in the Capital Reserve Fund and General Reserve Fund are insufficient to balance the Budgetary General Fund, the State Budget and Control Board is authorized to borrow the amount needed to balance the Budgetary General Fund from any department of State government with a surplus to the credit of the State department on hand in the Office of the State Treasurer. Amounts borrowed must be repaid from the General Fund no later than June 30th of the following fiscal year.

         The State Constitution limits annual increases in the State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth rate of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

         By statute, the State General Assembly has limited General Fund appropriations for fiscal years 2004-2005 through 2008-2009. The limitation provides that for the fiscal year in question, total General Fund appropriations for that fiscal year may not exceed appropriations for the preceding fiscal year by more than three percent. Application of the limitation ends when the fiscal year 2001-2002 accumulated General Fund operating deficit of $149 million is repaid and the General Reserve is fully funded pursuant to constitutional and statutory requirements. The $149 million deficit has been repaid but the General Reserve has not been fully funded.

         The State Constitution requires a General Reserve Fund that equals three percent of General Fund revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits of State government. The State Constitution also requires a Capital Reserve Fund equal to two percent of General Fund revenue for the latest completed fiscal year.

         The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriations.

         After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must lapse and be credited to the General Fund.

         The State operates on a fiscal year beginning July 1 and ending June
30. The State's budgetary General Fund ended fiscal year 2003-2004 with a budgetary surplus of $242,654,275, including application of $49,299,599 from the General Reserve Fund to the fiscal year 2001-2002 deficit. From the net budgetary surplus, $176,915,948 was applied to the accumulated unreserved fund deficit, $40,583,799 was designated for expenditure in fiscal year 2004-2005, and $25,154,528 was applied to restoration of the General Reserve Fund. At June 30, 2004, the balance of the General Reserve Fund was $25,154,528, and the balance of the Capital Reserve Fund was $0.

         As required by the South Carolina Constitution, the General Assembly made provision in the 2004-2005 Appropriation Act appropriating the amounts of $50.0 million toward restoration of the General Reserve Fund requirement and $99,356,026 million representing the Capital Reserve Fund's full funding amount for fiscal year 2004-2005. At August 31, 2004 the balance of the General Reserve Fund was $75,154,528, and the balance of the Capital Reserve Fund was $99,356,026.

         The revenue estimate of the State's Budgetary General Fund for fiscal year 2004-2005 as enacted by the General Assembly was $5,594.8 million. Through January 31, 2005, year-to-date general fund revenue collections are approximately $222.3 million, or 6.8%, above the same period of the prior year.

         South Carolina is primarily a manufacturing state. While the textile industry is still the major industrial employer in the State, since 1950 the State's economy has undergone a gradual transition to other activities. The economic base of the State has diversified into other areas such as trade, health care, services, and durable goods manufacturing. Leading the growth in the durable goods manufacturing sector is the expansion of the automotive industry.

         In calendar year 2003, the South Carolina Department of Commerce reported that manufacturers announced $1.1 billion in economic development projects during the year. This investment is expected to create 8,700 new jobs at 89 companies. South Carolina's right-to-work environment has permitted an opportunity for job growth at an industry dominated by unionized labor. These developments were assisted by the State's lowering of its Corporate Income Tax rate and the providing of improved tax incentives to encourage business development in the State during the 1980s.

         South Carolina's economy tends to depend on the national economy. Real Gross Domestic Product ("GDP") nationwide increased three percent (3.0%) during 2003. The nation's output increased at a revised one and nine-tenths percent (1.9%) in 2002 and increased eight-tenths percent (0.8%) in 2001. Inflation as measured by the Consumer Price Index increased at a rate of two and three-tenths percent (2.3%) during 2003 after increasing one and six-tenths percent (1.6%) in 2002 and two and eight-tenths percent (2.8%) in 2001.

         During all of 2003 personal income grew at an average annual rate of three and seven-tenths percent (3.7%) in South Carolina. During the same period the nation's income grew three and one-tenth percent (3.1%) and the Southeast grew three and seven-tenths percent (3.7%). Over the last five (5) years

(1998-2003) personal income in South Carolina rose at a compounded annual rate of four and five-tenths percent (4.5%), while the annual income growth in the Southeastern region rose four and six-tenths percent (4.6%), and the annual income growth rate in the United States rose four and three-tenths percent (4.3%) during the same period.

         In 2003, employment increased four-tenths percent (0.4%) while the rate of employment growth in the United States decreased three-tenths percent (-0.3%). The unemployment rate for South Carolina in 2003 was six and eight-tenths percent (6.8%), while the unemployment rate in the United States was six percent (6.0%).

         Anonymous Taxpayers vs. South Carolina Department of Revenue. This action for impairment of contract and an unconstitutional taking of property was brought by a retired State employee to contest the validity of Act No. 189 of 1989, adopted in response to Davis. The petitioner in Anonymous Taxpayers asserts that the tax exemption of State retirement income, which existed prior to the adoption of Act. No. 189 of 1989, was contractual in nature and not subject to repeal by statute. The trial court dismissed the original action. The South Carolina Supreme Court heard an appeal of the dismissal and remanded the case with instructions to dismiss the complaint without prejudice finding that the petitioner had failed to follow the proper administrative remedy.

         In light of the State Supreme Court's dismissal, the petitioner elected to pursue an administrative remedy before the South Carolina Department of Revenue. The petitioner's refund claim was denied by the Department of Revenue, and his appeal was denied by the Administrative Law Court. Thereafter, petitioner sought rehearing which was denied. The petitioner has filed a petition for judicial review in the Circuit Court seeking judicial review of the decision of the Administrative Law Court. The State is pursuing its defense in Anonymous Taxpayers vigorously and believes that the decision of the Administrative Law Court will be upheld.

         The State's estimated potential exposure in the event of an adverse decision in Anonymous Taxpayers is $300 million, plus interest, in refunds of previously paid taxes, and $30 - $40 million annually in lost tax revenue going forward.

         Abbeville County School District, et. al. v. The State of South Carolina. This action was originally brought seeking declaratory and injunctive relief on behalf of certain school districts, taxpayers, and individuals alleging that the State's method of funding primary and secondary public education violated several provisions of State and federal law. The lower court dismissed the complaint on all counts. The South Carolina Supreme Court affirmed the lower court's dismissal of all but one of the counts, but reversed the lower court's dismissal of a claim arising under the education clause of the South Carolina Constitution. Specifically, the South Carolina Supreme Court held that the South Carolina Constitution requires the State to provide the opportunity for each child within the State to receive a minimally adequate education. Finding that the complaint stated a claim under this provision, the South Carolina Supreme Court remanded the case for further proceedings. Following the remand, the plaintiffs requested leave to amend their complaint to add a claim for damages for past actions or omissions of the State. The Court accepted the amended complaint. The State has filed a motion to dismiss the complaint. The suit also contains requests for declaratory and injunctive relief that could result in the State's providing additional monies for public education and, possibly, for other purposes. The State is pursuing its defense vigorously, and the probability of a decision adverse to the State is not presently known. The State does not yet have an estimate of potential exposure in the event of an adverse decision. The trial in this case began July 28, 2003. Final arguments were heard by the trial court in December 2004, but no decision has yet been rendered. A decision is expected in late summer 2005.

         In November, 2000, the State's electorate approved an amendment to the South Carolina Constitution to permit the implementation of a lottery. The amendment was adopted by the South Carolina General Assembly during its 2001 legislative session, and the lottery became operational in January, 2002. As adopted, revised Article XVII, Section 7 of the South Carolina Constitution permits lotteries and requires lottery revenues to be applied first to pay operating expenses and prizes, with the remainder credited to a separate Education Lottery Account in the State Treasury. All account proceeds, including earnings from the investments thereof, must be allocated by the General Assembly for educational purposes and educational programs.

         A total of $292 million net of operating expenses was transferred to the Education Lottery Account through June 30, 2004. Monies in the Education Lottery Account must be used to supplement and not supplant existing funds for education including pre-school, elementary, high school, technical and higher learning programs, scholarships, tuition assistance, libraries, endowed chairs at various institutions of higher learning, and acquisition of school buses.

         The Adviser believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

         TENNESSEE

         The Constitution of the State of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. The Constitution also forbids the authorization of any debt obligation, except as shall be repaid within the fiscal year of issuance, for current operation of any state service program. Under Tennessee law, the term of the State's bonds cannot exceed the life of the projects being financed. Furthermore, the amount of debt obligations of the State of Tennessee cannot exceed the amount authorized by the Tennessee General Assembly. The procedure for funding State of Tennessee debt is provided by Chapter 9 of Title 9, Tennessee Code Annotated. The Funding Board of the State of Tennessee is the entity authorized to issue general obligation indebtedness of the State of Tennessee. Pursuant to Section 9-9-106, Tennessee Code Annotated, the Funding Board of the State of Tennessee has a lien on the taxes, fees and revenues from certain designated revenue sources for the full amount required to service the State's general obligation indebtedness. Certain other agencies and authorities in Tennessee issue obligations, payable solely from specific non-tax enterprise fund revenues and which are not debts or liabilities of the State of Tennessee nor is the full faith and credit pledged to the payment thereof.

         Under the current state statutes, the State of Tennessee's general obligation bonded debt issuances are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 2004, the State of Tennessee's annual legal debt service limit of $578.6 million was well above the debt service required of $143.7 million, with a legal debt service margin of $434.9 million. Debt per capita equaled $180.21, and the ratio of net general long-term bonded debt to assessed property valuation was 1.11 percent.

         The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature continues to enact a balanced budget for each fiscal year. Recent budgets have not relied on non-recurring revenue items to balance the budget. Instead, the State has held down the rate of increase in its expenditures while revenues have grown as the result of tax increases. The State of Tennessee's economic base has improved over the last several years. According to the State of Tennessee's Comprehensive Annual Financial Report, June 30, 2004 (the "CAFR"), the 2003 announced manufacturing capital investments and investment in headquarters, distribution and selected services were $2.33 billion and $1.26 billion, respectively. This growth created 15,780 new jobs in manufacturing and 12,788 in non-manufacturing jobs. For June 2004, the State's unemployment rate of 4.5% was under the national average of 5.6%. Based on current projections, the State's overall growth is expected to exceed the national average over the next several years.

         For the year ended June 30, 2004, the State emerged with its finances restored to a more solid footing. According to the CAFR, the General Fund Reserve for Revenue Fluctuations at June 30, 2004, was increased to $217 million. While the 2004-2005 budget proposed an average of 3.7% reduction, the reduction was smaller than the previous year's 9% reduction in discretionary base appropriations.

         Governor Bredesen has focused on the impact of the TennCare healthcare program on the State's budget. Recognizing that unless reforms were enacted, the TennCare program threatened to consume 91% of the new state tax revenues by 2008 if left unchecked. Governor Bredesen has successfully negotiated replacing TennCare with a program more in line with the Medicaid program. While still facing certain court challenges, these moves have been largely viewed as positive from the perspective of rating agencies. Estimates for the 2004-2005 fiscal year reflect continued improvement in collections in revenues generated from sales taxes and franchise and excise taxes, which are the two largest revenue sources for the State. Consequently, it is likely that there will be improvement in Tennessee's financial performance not only over the prior fiscal year but over the June 30, 2005 budget. Tennessee's long term debt is rated Aa2 by Moody's and AA by Fitch and Standard & Poor's.

         TEXAS

         Constitutional Issues

         The Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with only limited exceptions or except as specifically authorized. In addition, the Constitution prohibits the Legislature from lending the credit of the State to any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds, since the Texas courts (like the courts of most states) have held that certain obligations do not create a "debt" within the meaning of the Constitution. The State and various State agencies have issued revenue bonds payable from the revenues produced by various facilities or from lease payments appropriated by the Legislature. Furthermore, obligations that are payable from funds expected to be available during the current budget period do not constitute "debt" within the meaning of the constitutional prohibition. From time to time, Texas voters by constitutional amendment have authorized the issuance of general obligation indebtedness for which the full faith, credit and taxing power of the State are pledged. In some cases, the authorized indebtedness may not be issued without the approval of the Legislature, but in other cases, the constitutional amendments are self-operating and the debt may be issued without specific legislative action.

         Article III, Section 49-j of the Texas Constitution prohibits the Legislature from authorizing additional state debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are therefor not expected to create a general revenue draw. At the end of the State's fiscal year 2004, the State's debt service ratio for outstanding debt was 1.51 percent, and with the inclusion of authorized but unissued debt, was 2.31percent as of the same date.

         State Debt

         The State historically has had low levels of bonded indebtedness. Bonds have been issued to finance loan programs that generally are self-supportive. Regarding capital projects, the majority, such as prisons, buildings and other capital projects, are financed through the general revenues of the State. Since 1986, this type of indebtedness has increased and the various types of projects financed through this mechanism have expanded.

         Debt obligations supported by general revenues (as compared to obligations that are self-supporting) versus project revenues has significantly increased in recent years. The following table sets forth information concerning the principal amount of general obligation bonds and revenue bonds payable from the State's general revenue fund for selected years and the amount of debt service paid from the general revenue fund on such bonds. This table does not include debt service information on outstanding general obligation or revenue bonds paid from sources other than State general revenue.

                   General Obligation Bonds and Revenue Bonds
                          Payable from General Revenue
                          Fiscal Year Ending August 31

                                                             2000        2001       2002        2003        2004
Principal Amount Outstanding (Millions) (1)                  $6,351.49   $6,395.16  $6,544.41   $6,421.13   $6,486.64
Principal Amount Per Capita (1)                              $310.79     $306.70    $310.16     $294.82     $287.64
Principal Amount as a Percentage of Personal Income(1)       1.12%       1.06%      1.05%       1.06%       0.98%
Annual Debt Service Paid from General Revenue (Millions)(2)  $357.14     $378.59    $376.11     $375.45     $331.84
Debt Service Paid from General Revenue as a Percentage of
Available General Revenue Fund Revenues(2)                   1.41%       1.41%      1.43%       1.44%       1.17%
Annual Debt Service Paid from General Revenue Per Capita(2)  $17.48      $18.16     $17.82      $17.24      $14.71
Debt Service Paid from General Revenue as a Percentage of
Personal Income (2)                                          0.06%       0.06%      0.06%       0.06%       0.05%

(1) Includes general obligation bonds, which although legally secured by the State's taxing authority, are expected to be repaid with sources outside of the State's general revenue fund.

(2) Includes only that debt service that was paid out of the State's general revenue fund. Source: Texas Comptroller of Public Accounts and Texas Bond Review Board, Office of the Executive Director.

         Recent Developments

         In June 1999, Moody's Investors Service raised the rating on the State of Texas general obligations to Aa1 from Aa2. This upgrade affects self-supporting and non-self-supporting general obligation debt issued by various State agencies. Additionally, the rating on lease revenue debt was upgraded to Aa2 from A1, affecting approximately $808 million in lease revenue obligations.

         In August 1999, Standard and Poor's Rating Services revised its outlook on Texas to stable from positive and affirmed its AA rating on the State's outstanding general obligation debt. Their rating on Texas' general obligation debt reflects, "a steadily growing and diversifying economy, solid long-term economic prospects, good trends of revenue growth supporting a balanced budget and a low tax-supported debt burden. The rating outlook is returned to stable from positive due to the expectation that, while revenues will continue to grow with the economy, financial reserves will be kept at modest levels."

         The State has been cited by the rating agencies as having: a modest level of financial reserves, a lack of capital planning, and questions regarding the future of internet taxation. Currently, the major credit rating agencies Moody's, Standard and Poor's, and Fitch IBCA, rate Texas general obligation debt Aa1/AA/AA+, respectively.

         During its regular biennial session that ended on May 30, 2005, the Texas legislature failed to enact legislation reforming the manner in which the State finances primary and secondary public school education, which has historically been derived from local sources through local property taxes. The State's governor subsequently called a 30-day special session to deal with a variety of school-related legislative subjects, including the appropriation of State funds for public education and public school finance reform. As of the end of such special session, the State's legislature did not enact meaningful public school finance reform and the governor called another special session. In the event that in any subsequent legislative session or pursuant to court order the State becomes required to finance a majority of the cost of primary and secondary public school education, any increased State expenditures, unless coupled with corresponding increases in State revenues, could have an adverse effect on the credit quality of certain issuers of Texas municipal securities.

         General Economic Information

         The State has long been identified with the oil and gas industry, but the Texas economy has diversified in recent years, particularly with the growth of the service producing industries and high technology manufacturing. Oil and gas related industries currently account for about 8.5 percent of the State's economy, while high technology industries exceeded this amount in recent years. However, due to relatively high oil and gas prices and recent setbacks in the high technology industry, high technology now comprises slightly less than 8 percent of the Texas gross state product. Service-producing sectors (which include trade, transportation and utilities; information, finance, educational/health/professional/recreational/business services; and government) are the major sources of job growth in Texas. Service producing jobs now account for more than 83 percent of total nonfarm employment and have outpaced total employment growth over the past five years. Texas' location and transportation accessibility have made it a distribution center for the southwestern United States as well as a growing international market for export trade. According to the Foreign Trade Division of the U.S. Census Bureau, Texas exports in 2004 totaled more than $117.2 billion, up from $98.8 billion in 2003. Texas ranks first among all states in foreign export trade. With the growth of productivity and exports, manufacturing job growth is expected to remain a significant part of Texas' long-term economic future. The State Comptroller of Public Accounts has predicted that the overall Texas economy will slightly outpace national economic growth in the long term.

         The vast size of the State, together with cultural, climatic and geological differences within its borders, has produced great variations in the economics of the various parts of the State. The State generally can be divided into six geo-economic regions. The east region is a largely non-metropolitan region, in which the economy is dependent on agricultural activities and the production and processing of coal, petroleum and wood. The Dallas-Ft. Worth metroplex region is mostly metropolitan, with diversified manufacturing, financial and commercial sectors. The Panhandle, Permian Basin and Concho Valley regions are relatively sparsely populated areas of the State, with an economy drawing heavily from petroleum production and agriculture. The border region stretching from El Paso to Brownsville is characterized by its economic ties to Mexico, tourism and agriculture. The Gulf Coast region is the most populous region in the State and has an economy centered on energy and health services, petro-chemical industries and commercial activities resulting from seaport trade, manufacturing and agriculture. The economy of the central corridor is grounded in the public and private service sector, high-technology manufacturing and communications and recreation/tourism. Because the economic base is different from region to region, economic developments, such as the strength of the U.S. economy, international politics and export markets, or changes in oil prices or defense spending, can be expected to affect the economy of each region differently.

         Texas accounted for nearly 12 percent of U.S. job growth over the five year period ending May 2005, even though the State comprises only 7.7 percent of the nation's population. The State's unemployment rate, however, remains higher than that for the nation, due largely to some of the nation's highest unemployment rates along the international border. Statewide, after dropping to a thirty-year low of 3.8 percent in December 2000, Texas' average unemployment rate peaked at 6.9 percent in April 2003 before settling back to a moving average of 5.9 percent in the three months ending February 2005.

         Texas' goods producing sectors, including construction, manufacturing and natural resources/mining, have begun to add jobs for the first time in nearly four years, mostly because of the strength of the oil and gas component. Over the past year, the construction sector has had a net overall job loss because the strong residential housing market was offset by a slow nonresidential segment. Manufacturing, a significant component of job growth in previous years, has been affected by weak domestic and international markets to lose approximately 2,200 jobs over the twelve months ending May 2005.

         It is believed that the mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with better-than-average prospects for long-term growth, such as knowledge-based manufacturing and services.

         General Revenue Fund

         The State's general revenue fund provides an indication of the State's financial condition. In the fiscal year 2004, the general revenue fund accounted for most of the State's net revenue. Driven by Medicaid spending and other health and human services programs requiring federal matching revenues, federal receipts were the State's primary source of income in fiscal year 2004. Sales tax, accounting for 55 percent of total tax revenue, was second. Licenses, fees, fines and penalties are now the third largest source of revenue to the State, with motor vehicle sales/rentals and motor fuels taxes following as fourth largest and fifth largest, respectively. The remainder of the State's revenues is derived primarily from franchise tax, interest and investment income, lottery proceeds, insurance premium tax, oil and gas severance taxes and other taxes. The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation's "net taxable capital" and "net taxable earned surplus," which includes corporate net income and officers' and directors' compensation. For each of the fiscal years ended August 31, 2000, 2001, 2002, 2003 and 2004, the general revenue fund contained a cash surplus of approximately $3.843 billion, $4.963 billion, $2.688 billion, $0.409 billion and $2.015 billion, respectively.

         Litigation

         The State is a party to various legal proceedings relating to its operations, such as cases related to school finance and its provision of mental health services. These cases are unrelated to bonds offered by the State or its instrumentalities, although an adverse judgment in these cases could have a material adverse effect on the long-term financial condition of the State. In addition, the State's Comptroller of Public Accounts is a party to various proceedings related to State tax law but unrelated to bonds offered by the State or its instrumentalities. Taken individually, the Comptroller believes that none of the cases if finally decided adversely to the State would have a materially adverse effect on the long-term financial condition of the State; however, if numerous adverse decisions were to be applied to all similarly situated taxpayers, then there could be a possible adverse effect on the financial condition of the State.

         VIRGINIA

         Debt may be issued by or on behalf of the Commonwealth of Virginia in accordance with the provisions of Article X, Section 9 of the Virginia Constitution. Virginia counties, cities and towns may issue debt pursuant to the provisions of Article VII, Section 10 of the Virginia Constitution and the Public Finance Act of 1991 (Virginia Code Sections 15.2-2600 through 15.2-2663). In addition, certain types of debt, including private activity bonds may be issued by various special purpose authorities, including industrial development authorities created pursuant to the Industrial Development and Revenue Bond Act (Virginia Code Sections 15.2-4900 through 15.2-4920).

         Sections 9(a), (b) and (c) of Article X of the Virginia Constitution provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged. Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections. The Commonwealth and its localities may also enter into leases and contracts that are not "debt" for constitutional purposes, but are classified as long-term indebtedness on the issuer's financial statements.

         General obligation debt of the Commonwealth is authorized for various purposes, including to meet emergencies, to redeem previous debt obligations, and to pay the costs of certain capital projects. The Virginia Constitution imposes certain restrictions on the amount of general obligation debt that may be issued by the Commonwealth and, in some cases, such debt is subject to approval in a state-wide election.

         The restrictions applicable to general obligation debt of the Commonwealth, including limitations on the outstanding amount that may be issued by the Commonwealth do not apply to obligations issued by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged to the payment of such obligations. Various types of revenue bonds have been issued under Section 9(d) of Article X for which the Commonwealth's full faith and credit is not pledged. These bonds may be paid in whole or in part from revenues received as appropriations by the General Assembly from general tax revenues or solely from revenues derived from revenue-producing undertakings. The Commonwealth has also incurred numerous obligations with respect to the leasing or installment purchase of buildings, equipment and personal property. These agreements are for various terms and typically contain a nonappropriation clause so that the continuation of any such lease or installment purchase agreement is subject to funding by the General Assembly.

         The Virginia Intermediate Bond Fund also invests in debt obligations issued by local governments. As of June 30, 2004, local government in the Commonwealth was comprised of approximately 95 counties, 39 incorporated cities, and 190 incorporated towns. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, which are units of local government and which continue to be part of the counties in which they are located, levy and collect taxes for town purposes but their residents are also subject to county taxes. Generally, the largest expenditure by local governments in the Commonwealth is for public education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services such as water and sewer services, police and fire protection, and recreational facilities.

         Local governments are authorized to issue general obligation debt and debt secured by revenues of a revenue-producing undertaking under Article VII,
Section 10 of the Virginia Constitution. Generally, debt issued by a county pledging the full faith and credit of the county is subject to voter approval but is not limited as to outstanding amount. Debt pledging the full faith and credit of a town or city is generally subject to a limit on the outstanding amount of such debt equal to 10% of the assessed valuation of the real estate subject to taxation in the city or town. Revenue bonds payable from revenues derived from a revenue-producing undertaking and certain lease or installment sale obligations that are subject to appropriation each year by the governing body of the locality are not subject to such limit and are not subject to voter approval in counties.

         The primary sources of money available to localities to pay debt service on general obligation bonds are real and personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the "state aid intercept provision" provides a mechanism for applying appropriations to be made from the Commonwealth to any locality to any overdue debt service on general obligation bonds issued by such locality.

         Numerous obligations are also issued by industrial development authorities, redevelopment and housing authorities, water and sewer authorities and other issuers created and empowered to issue bonds by Virginia statute. These issuers typically issue bonds payable from the revenues derived from a particular undertaking and not secured by a pledge of the faith and credit of the Commonwealth or any county, city or town. Typically these issuers do not have taxing power.

         The General Fund of the Commonwealth derives its revenues primarily from five major taxes imposed by the Commonwealth: individual and fiduciary income; corporation income; state sales and use; deeds, contracts, wills and suits; and premiums of insurance companies. Historically, balances in the General Fund have decreased in some years, such as fiscal years 1995, 2001, 2002 and 2003 and have increased at varying rates in other years, such as fiscal years 1996, 1997, 1998, 1999, 2000 and 2004. The General Fund balance rose by $554.8 million in fiscal year 2004, an increase of 100 percent from fiscal year 2003. Overall tax revenues increased by 10.5 percent from fiscal year 2003 to fiscal year 2004. Individual and Fiduciary Income tax revenues increased by 9.7 percent. Additional tax revenue growth occurred in the form of a 10.6 percent increase in state sales and use taxes, a 26.6 percent increase in corporate income taxes and a 5.5 percent increase in premium of insurance companies taxes. A decline occurred in public service corporation taxes, which decreased by 4.8 percent. Overall revenue increased by 9.6 percent and non-tax revenues decreased by 8.7 percent. Overall expenditures rose by 0.4 percent in fiscal year 2004, compared to 0.6 percent decrease in fiscal year 2003. Individual and family service expenditures grew by $137.4 million, or 5.0 percent, while education expenditures fell by $169.8 million, or 3.1 percent. In addition, general government expenditures increased by $40.2 million or 2.9 percent.

         Of the June 30, 2004, $1,109.6 million fund balance, $340.1 million was reserved for the Revenue Stabilization Fund. This fund is segregated from the General Fund and can only be used for Constitutionally authorized purposes. Virginia law directs that the fund be included as a component of the General Fund only for financial reporting purposes. During fiscal year 2004, an advance deposit in the amount of $87 million was made to the Revenue Stabilization Fund from the General Fund based on increased fiscal 2004 General Fund collections. Based on the certification of the Auditor of Public Accounts of actual tax revenues for fiscal year 2004, a deposit of $181.9 million is required for fiscal year 2006. No amounts were withdrawn from the Revenue Stabilization Fund in fiscal year 2004.

         The Commonwealth's 2003 population of 7,386,330 was 2.5 percent of the United States' total. Among the 50 states, it ranked twelfth in population. With 39,594 square miles of land area, its 2003 population density was 186.6 persons per square mile, compared with 82.2 persons per square mile for the United States. According to the U.S. Department of Commerce, Bureau of Economic Analysis, in 2003, the Commonwealth had per capita income of $33,671, the highest of the Southeast region and greater than the national average of $31,632. According to the U.S. Department of Labor, Bureau of Labor Statistics, the unemployment rate of 4.1% in 2002 compared to 5.8% nationally. Assessed value of locally taxed property exceeded $582 billion in 2002 according to the Virginia Department of Taxation.

         Effective November 23, 1998, the Commonwealth joined leading United States tobacco product manufacturers, 45 other states, the District of Columbia and five territories in the National Tobacco Settlement. On February 23, 1999, the Richmond Circuit Court entered the Consent Decree and Final Judgment allowing the Commonwealth to join in the Settlement. The Settlement became final in November 1999 when 80% of the settling states (in number and allocable share of the Settlement) approved the Settlement. The Settlement provides, among other things, that tobacco companies pay a total of $206 billion to the participating states by the year 2025; significantly curb their advertising; and disband industry trade groups. The Commonwealth's share of the total amount paid to states through 2025 would be approximately $4.1 billion. The exact dollar amount is contingent upon certain adjustments as set forth in the Settlement. Under the Settlement, the tobacco companies will make three types of payments. Tobacco companies made five "initial payments" totaling approximately $13 billion over the six year period ending in January 2003. In addition, the tobacco companies make "annual payments" beginning on April 15, 2000. Such payments will be paid annually into perpetuity and will be adjusted annually based on inflation and volume adjustments as determined by future sales of cigarettes. Approximately $8.6 billion of the Settlement will be deposited into a strategic contribution fund and allocated based on the states' contribution toward resolving the Settlement. The "strategic contribution payments" will be made in equal installments over a 10-year period beginning in 2008.

         Of the total Settlement, $1.5 billion is dedicated to finance a national public education fund for tobacco control and $250 million is set aside for a foundation dedicated to reducing teen smoking. To ensure the industry complies with the agreement, the Settlement would be enforceable through consent decrees, which could be entered in each state court. In addition, the industry will pay $50 million to be used to assist states in enforcing and implementing the agreement and to investigate potential violations of state tobacco laws. States will also be reimbursed for costs, expenses, and attorney fees incurred as a result of the Settlement.

         During the 1999 General Assembly Session, legislation was adopted to create the Tobacco Indemnification and Community Revitalization Commission and Fund. Under the legislation, fifty percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the Tobacco Indemnification and Community Revitalization Fund (the "TICR Fund"). The Commission is to determine the appropriate recipients of moneys in the TICR Fund and distribute moneys in the TICR Fund to (i) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quota and (ii) promote economic growth and development in tobacco dependent communities. The legislation also created the Virginia Tobacco Settlement Foundation and the Virginia Tobacco Settlement Fund (the "VTS Fund"). Ten percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the VTS Fund. The Foundation is to determine the appropriate recipients of moneys in the VTS Fund and distribute moneys in the VTS Fund to assist in financing efforts to restrict the use of tobacco products by minors. The remaining 40% unallocated Settlement payments were deposited to the General Fund in fiscal years 2000 through 2004. The allocation and expenditures of the annual amounts received by the Commonwealth from the Settlement are subject to appropriation and disposition by the General Assembly.

         On December 17, 2003, Governor Warner presented the 2004 Budget Bill (the "2004 Budget Bill") for the 2004-2006 biennium. Governor Warner's objectives in the bill were to continue Virginia's long tradition of fiscal responsibility and restore structural balance in the budget; to maintain core services in K-12 education, higher education, law enforcement and corrections, safety net programs, and transportation; to begin to replenish the Revenue Stabilization Fund; and to keep statutory commitments such as those to reduce the car tax, the food tax, and the premium tax. The 2004 Budget Bill included a number of actions to balance a shortfall of $1.9 billion over the biennium between projected resources and spending requirements. These actions included $181.5 million in budget reductions, $358.4 million in anticipated balances from fiscal year 2004, and a tax reform package that would provide $419.2 million in net revenue.

         The House and Senate could not reach agreement on the 2004-2006 biennial budget. Governor Warner called a Special Session of the 2004 General Assembly and, on May 7, 2004, the General Assembly passed a compromise budget of the 2004-2006 biennium that included significant portions of Governor Warner's proposed budget. Tax reforms adopted by the General Assembly include the following: increased the sales tax by one-half cent effective September 1, 2004; reduced the sales tax on food in one-half cent increments over the next three years; increased the cigarette tax to 20 cents per pack effective September 1, 2004, and to 30 cents per pack effective July 1, 2005; increased the personal and dependent exemption for individual income tax; eliminated the "marriage penalty" for married filers; raised the income tax filing threshold for individuals; added a new low-income credit; required an income test for future seniors claiming the age deduction; eliminated sales tax exemptions for utilities and telecommunications companies; closed certain corporative income tax loopholes for intangible holding companies and pass-through-entities, and increased by 10 cents per hundred the tax levied for recording a deed.

These tax reforms are projected to generate additional revenue of $616.3 million in fiscal year 2005 and $775.6 million in fiscal year 2006.

         On June 6, 2004, Governor Warner returned the enrolled Budget Bill (House Bill 5001) to the General Assembly with 43 recommended amendments for action at its one-day reconvened session held on June 16, 2004. The General Assembly adopted 27 of the 43 recommended amendments during the reconvened session. On June 25, 2004, Governor Warner signed House Bill 5001, as amended, and vetoed 8 items. The bill became effective on July 1, 2004, as Chapter 4, Acts of Assembly - 2004 Special Session I, known as the 2004 Appropriation Act.

         On December 17, 2004, Governor Warner presented his proposed amendments to the 2004 Appropriation Act (later filed as House Bill 1500/Senate Bill 700) which impacts spending in the current biennium and the one for the period July 1, 2005 to June 20, 2006.

         The General Assembly made a series of amendments to the 2004 Appropriation Act which were signed by the Governor on May 10 and will be effective July 1, 2005. The amendments included actions to further enhance budget and fiscal stability; expand tax relief; and provide funding for basic budget commitments, primarily in the areas of transportation, health care and education.

         Because of actions to increase revenues during the 2004 General Assembly and the overall strong economy in the Commonwealth, the adopted budget included approximately $1.3 billion in net additional general fund resources through June 30, 2006. This amount was comprised largely of a revision to the general fund revenue forecast of an additional $1,213.6 million for the biennium and surplus balances carried over from the previous fiscal year.

         During the 2005 General Assembly, a number of tax policy changes were adopted affecting revenues in the general fund, including the elimination of the accelerated sales tax payment by most merchants in June 2006, thus reducing revenues by $200.1 million; a reduction in forecast revenues in the amount of $99.1 million to reflect acceleration of the phase-out of the state sales tax on food by two years to be effective July 1, 2005; a transfer of $23.2 million generated annually by the state's rental car tax to support a fund to encourage the development of rail projects; and a reduction of $6.7 million to reflect conformity to recent federal tax law changes.

         Among the commitments made in the amended budget were: (1) $229.4 million to the Revenue Stabilization Fund to meet the constitutionally required deposit and provide for a supplemental deposit in fiscal year 2005 to further strengthen the Fund in the event of a future downturn in state revenues; (2) $212.2 million to meet the increase in projected costs of Medicaid services for mandated clients; (3) $163.9 million for capital project cost overruns, maintenance and repair of state owned facilities, and equipment for previously approved projects; (4) $347.6 million for a variety of new transportation initiatives; (5) $131.7 million for a salary increase for state employees, college faculty, teachers, and state-supported local employees; (6) $31.2 million representing the employer's share of the state employee health insurance premium increase; and (7) $86.4 million for water quality improvement.

         Most recently, Moody's has reaffirmed Virginia's AAA bond rating for long-term general obligation bonds. Moody's reaffirmation reverses an earlier decision to place Virginia on its Watchlist for a possible rating downgrade. Virginia's outlook has also been upgraded from negative to stable.

         The sources of the information described above include the statutes and constitutional provisions referenced, to which reference is made for more detailed information, and official statements of the Commonwealth and other publicly available documents. Nations Funds have not independently verified any of the information contained in these official statements or documents.

            APPENDIX D -- CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

FUND/                      REGISTRATION          ACCOUNT   % OF      % OF FUND
CLASS     OWNERSHIP                              SHARES    CLASS

            TYPE                                  OWNED

                           CORPORATE BOND PORTFOLIO
INVESTOR      R     BANK OF AMERICA NA ATTN    4,870,244.00   88.84%    88.84%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST
                    DALLAS TX 75201-3307
INVESTOR      R     PERSHING LLC                362,606.00     6.61%     6.61%
A                   P. O. BOX 2052
                    JERSEY CITY NJ 07303-9998
                            HIGH INCOME PORTFOLIO

INVESTOR      R     BANK OF AMERICA NA ATTN     534,650.00    78.38%    78.38%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
INVESTOR      R     NFS/FMTC ROLLOVER IRA FBO    57,702.49     8.45%     8.45%
A                   REMO A CERRUTI
                    41473 PELHAM CT
                    FREMONT CA 94538
                     MORTGAGE AND ASSET BACKED PORTFOLIO

INVESTOR      R     BANK OF AMERICA NA ATTN    6,632,184.00   81.89%    81.89%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
INVESTOR      R     NATIONS LIFEGOAL            635,206.97     7.84%     7.84%
A                   PORTFOLIOS INC
                    LIFEGOAL INCOME PORTFOLIO
                    ATTN BRIAN SMITH
                    NC1-002-33-31 101 SOUTH
                    TRYON ST CHARLOTTE NC
                                      28255

INVESTOR      R     PERSHING LLC                480,375.00     5.93%     5.93%
A                   P. O. BOX 2052 JERSEY
                    CITY NJ 07303-9998
                        NATIONS ASSET ALLOCATION FUND
INVESTOR      B     MERRILL LYNCH, PIERCE,       11,822.49    10.24%     0.13%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     STATE STREET BANK & TRUST    68,186.05    59.08%     0.80%
C                   CO TTEE FBO COASTGEAR &
                    COMPANY ATTN: KEVIN SMITH
                    105 ROSEMONT AVE WESTWOOD
                    MA 02090
INVESTOR      R     UBS FINANCIAL SERVICES       10,793.38     9.35%     0.12%
C                   INC. FBO BARBARA PHILLIPS
                    8610 NE 17TH STREET
                    BELLEVUE WA 98004-3241

PRIMARY       R     BANK OF AMERICA NA ATTN    1,118,844.52   90.24%    13.23%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
PRIMARY       R     DIVERSIFIED INVESTMENT      112,628.10     9.08%     1.33%
A                   ADVISORS ATTN: BHEESHAM
                    PERSAUD MAIL DROP 2-52 4
                    MANHATTANVILLE ROAD
                    PURCHASE NY 10577-2119
                              NATIONS BOND FUND

INVESTOR      R     BNY CUST IRA FBO JAMES A     12,564.28     8.05%     0.00%
C                   BLANCHARD 9 LAS BRISAS
                    AUSTIN TX 78746
INVESTOR      B     MERRILL LYNCH, PIERCE,       51,198.67    32.82%     0.02%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM
                    4800 DEER LAKE DRIVE EAST
                    3RD FLOOR JACKSONVILLE FL
                                      32246

INVESTOR      R     HELEN E SOLBERG TTEE          8,717.75     5.58%     0.00%
C                   HELEN ELIZABETH SOLBERG
                    TRUST 1830 3RD AVE #516
                    CHULA VISTA CA 91910
PRIMARY       R     BANK OF AMERICA NA ATTN    155,195,694.90 84.44%    82.55%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
PRIMARY       R     NATIONS LIFEGOAL           19,229,350.46  10.46%    10.22%
A                   PORTFOLIOS INC
                    LIFEGOAL BALANCED GROWTH
                    PORTFOLIO
                    ATTN BRIAN SMITH
                    NC1-002-33-31 101 SOUTH
                    TRYON ST CHARLOTTE NC
                                      28255

             NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
INVESTOR      R     NFS LLC FEBO THE WIBLE       28,457.35     5.75%     0.22%
A                   LIVING TRUST GERALD L &
                    MARIA M WIBLE 74001
                    ZIRCON CIRCLE WEST PALM
                    DESERT CA 92260
INVESTOR      R     THE WILEY FAMILY TR         113,346.69    22.91%     0.88%
A                   GEORGE R WILEY 635 OCAMPO
                    DR
                    PACIFIC PALISADES CA
                                      90272

INVESTOR      R     ROLAND S COOMBS PO BOX       60,180.54    12.16%     0.47%
A                   1748 JACKSON CA 95642
INVESTOR      R     UBS FINANCIAL SERVICES       37,930.11     7.66%     0.29%
A                   INC. FBO JOHN M ZINSMEYER
                    608 VIA LIDO NORD NEWPORT
                    BEACH CA 92663-5521

INVESTOR      R     OSCAR & ZENAIDA VILLENA      10,936.67     8.45%     0.08%
B                   FAMILY L OSCAR E VILLENA
                    11444 DULCET NORTHRIDGE
                    CA 91326
INVESTOR      R     WILKINSON TR                 10,183.26     7.87%     0.07%
B                   HARMON S WILKINSON 11228
                    KEITH DR WHITTIER CA
                                      90606

INVESTOR      R     LAWRENCE L GILBERT 232       18,179.97    14.06%     0.14%
B                   EDEN ROC DRIVE SAUSALITO
                    CA 94965
INVESTOR      R     THE GARY R WEITKAMP           9,852.22     7.62%     0.07%
B                   FAMILY TRUST GARY R
                    WEITKAMP 17117 GUNTHER ST
                    GRANADA HILLS CA 91344
INVESTOR      R     ARMANDO B TALAMANTEZ          6,559.03     5.07%     0.05%
B                   CONSUELO TALAMANTEZ 12607
                    BRADFORD PL GRANADA HILLS
                    CA 91344
INVESTOR      R     H R ZAMORA TTEE H R           9,607.30     7.43%     0.07%
B                   ZAMORA LIVING TRUST 42
                    ROCK LANE BERKELEY CA
                                      94708

INVESTOR      R     JOLENE TUNG JOHN C TUNG      11,575.53     8.95%     0.09%
B                   1370 UNIVERSITY AVE #506
                    BERKELEY CA 94702
INVESTOR      R     RAYMOND JAMES & ASSOC INC    10,700.02     8.27%     0.08%
B                   FBO JENSEN ARLEAN 880
                    CARILLON PKWY ST
                    PETERSBURG FL 33716
INVESTOR      B     MERRILL LYNCH, PIERCE,       27,631.62    10.28%     0.21%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     THE 2004 SICHI FAMILY        17,338.71     6.45%     0.13%
C                   REVOCABLE YOLANDA T SICHI
                    2555 TODD CT ARCATA CA
                                      95521

INVESTOR      R     MARY LOU KELLY TTEE OF       14,228.93     5.29%     0.11%
C                   THE MARY LOU KELLY 1998
                    1880 COUNTY LANE EUREKA
                    CA 95501
INVESTOR      R     FREDRICK ROY WAUGH TTEE      17,959.30     6.68%     0.14%
C                   WAUGH FAMILY TRUST PO BOX
                    7997 RIVERSIDE CA 92513
INVESTOR      R     JONI K EVANS 4886 PALO       19,822.17     7.38%     0.15%
C                   VERDE LANE RIVERSIDE CA
                                      92501

INVESTOR      R     JOAN L ALFLEN TTEE THE       27,893.32    10.38%     0.21%
C                   JOAN L ALFLEN TR 504 KNOB
                    HILL REDONDO BEACH CA
                                      90277

INVESTOR      R     JOHN L KING TTEE OF JOHN     18,445.49     6.86%     0.14%
C                   LOWELL KING TR 291
                    PERAZUL CIR SACRAMENTO CA
                                      95835

INVESTOR      R     ALLAN J CHRISTIE PAM J       26,834.41     9.99%     0.21%
C                   CHRISTIE 4455 BURNEY WAY
                    FREMONT CA 94538
PRIMARY       R     BANK OF AMERICA NA ATTN    11,784,359.01  99.43%    92.47%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                    NATIONS CALIFORNIA MUNICIPAL BOND FUND
INVESTOR      R     ESHAGH ESHAGHADEH 631 S      63,255.47     5.79%     0.18%
B                   OLIVE ST #555 & 565 LOS
                    ANGELES CA 90014
INVESTOR      R     ELWOOD N BERKELEY TTEE       73,590.07     6.73%     0.21%
B                   ELWOOD N BERKELEY TRUST
                    275 LOS RANCHITOS ROAD,
                    #234 SAN RAFAEL CA 94903
INVESTOR      B     MERRILL LYNCH, PIERCE,      131,174.60    24.51%     0.38%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     VINCI AND ELLSWORTHE TTEE    43,476.10     8.12%     0.12%
C                   THE VINCI & ELLSWORTHE
                    LIVING TRST 1945 E RENEE
                    CIR PALM SPRINGS CA 92264
INVESTOR      R     THOMAS HA LISA THI HA        27,448.44     5.12%     0.08%
C                   6470 FRAMPTON CIR
                    HUNTINGTON BEACH CA 92648
INVESTOR      R     JOSE L MAZON NORMA MAZON     32,384.62     6.05%     0.09%
C                   1293 GAYWOOD ST SAN DIEGO
                    CA 92154
INVESTOR      R     DENNIS REN YEON WONG 1262    34,721.47     6.48%     0.10%
C                   TAINAN PL SAN JOSE CA
                                      95131

PRIMARY       R     BANK OF AMERICA NA ATTN    15,758,628.86  96.17%    46.05%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                    NATIONS CALIFORNIA TAX-EXEMPT RESERVES

ADVISER       B     NATIONAL FINANCIAL FOR     570,504,943.04 95.87%    21.09%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
CAPITAL       R     BANC OF AMERICA            45,439,724.49  17.84%     1.68%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
CAPITAL       R     BANK OF AMERICA NA ATTN    40,202,020.15  15.79%     1.48%
                    FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
CAPITAL       R     M F SALTA AND JANET LYN    19,154,128.66   7.52%     0.70%
                    SALTA TTS THE SALTA
                    COMMUNITY PROPERTY TRUST
                    680 NEWPORT CENTER DR STE
                    270 NEWPORT BEACH CA
                                      92660

CAPITAL       R     NFS LLC FEBO F WILLIAM     33,930,716.00  13.32%     1.25%
                    BROWN TTEE FALCON TRUST
                    448 VIA MEDIA PALOS
                    VERDES ESTATE CA 90274
CAPITAL       R     NFS LLC FEBO STEVEN A      14,279,072.84   5.60%     0.52%
                    LYMAN REVOCABLE TRUST I
                    STEVEN A LYMAN TTEE P.O.
                    BOX 676046 RANCHO SANTA
                    FE CA 92067
DAILY         B     NATIONAL FINANCIAL FOR     907,574,835.38 99.99%    33.56%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
INVESTOR      R     STACY D SCHMIDT 4272 24TH     6,566.81    99.98%     0.00%
                    ST SAN FRANCISCO CA 94114
INVESTOR      B     NATIONAL FINANCIAL FOR     263,625,796.63 99.08%     9.74%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
LIQUIDITY     R     BANC OF AMERICA            37,720,425.86 100.00%     1.39%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001

TRUST         R     BANK OF AMERICA NA ATTN    453,129,124.45 94.96%    16.75%
                    FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
INSTITUTIONAL R     ADP CLEARING &             9,999,999.82    6.03%     0.36%
                    OUTSOURCING SERVICES ATTN
                    ROSA SANTIAGO MONEY MKT
                    FDS 26 BROADWAY 13TH
                    FLOOR MONEY FUNDS NEW
                    YORK NY 10004-1703
INSTITUTIONAL B     NATIONAL FINANCIAL FOR     152,597,186.66 92.02%     5.64%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
                            NATIONS CASH RESERVES

ADVISER       R     BANC OF AMERICA            1,469,158,826.811.51%     2.84%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
ADVISER       R     BANK OF AMERICA NA SWP     6,099,000,000.047.78%    11.82%
                    DISBURSEM NCBANK OF
                    AMERICA NA 101 N TRYON
                    STREET ONE INDEPENDENCE
                    CENTER NC1-001-05-29
                    CHARLOTTE NC 28255-0001
ADVISER       B     BANK OF AMERICA OF TEXAS   3,865,664,860.730.28%     7.49%
                    NA NA CUST GLOBAL FINANCE
                    SWEEP CUSTOMERS ATTN:
                    STEVEN EDWARDS 1201 MAIN
                    ST TX1-609-21-04 DALLAS
                    TX 75202
CAPITAL       R     BANC OF AMERICA            9,392,028,091.557.90%    18.20%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
CAPITAL       R     BANK OF AMERICA NA ATTN    4,160,052,353.925.64%     8.06%
                    FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
DAILY         B     NATIONAL FINANCIAL FOR     10,878,722,476.99.80%    21.08%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
INSTITUTIONAL R     ADP CLEARING &             1,445,653,473.628.17%     2.80%
                    OUTSOURCING SERVICES ATTN
                    ROSA SANTIAGO MONEY MKT
                    FDS 26 BROADWAY 13TH
                    FLOOR MONEY FUNDS NEW
                    YORK NY 10004-1703

INSTITUTIONAL R     BANC OF AMERICA            2,596,968,920.750.61%     5.03%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
INSTITUTIONAL B     NATIONAL FINANCIAL FOR     772,560,347.38 15.05%     1.49%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
INVESTOR      B     NATIONAL FINANCIAL FOR     258,849,419.96 94.34%     0.50%
A                   THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
INVESTOR      R     A G EDWARDS & SONS C/F       80,330.45     7.13%     0.00%
C                   THOMAS F QUINN 405
                    AVENIDA OSSA SAN CLEMENTE
                    CA 92672-7529
INVESTOR      R     FBO WILLIAM O SMOUT P.O.     57,118.82     5.07%     0.00%
C                   BOX 66401 ST PETE BEACH
                    FL 33736
INVESTOR      R     TRICERAT INC 10320 LITTLE   115,000.00    10.21%     0.00%
C                   PATUXENT PKWY STE
                    STE 304
                    COLUMBIA MD 21044
INVESTOR      R     KATHLEEN LOPEZ 6633 PONI    121,199.13    10.76%     0.00%
C                   CT ORANGEVALE CA 95662
INVESTOR      R     SUSAN STORER TTEE OF THE     99,248.80     8.81%     0.00%
C                   SUSAN STORER TR 1 7576
                    WHISTLESTOP WY ROSEVILLE
                    CA 95747
INVESTOR      R     ADP CLEARING &             510,973,194.54 32.20%     0.99%
                    OUTSOURCING SERVICES ATTN
                    ROSA SANTIAGO MONEY MKT
                    FDS 26 BROADWAY 13TH
                    FLOOR MONEY FUNDS NEW
                    YORK NY 10004-1703
INVESTOR      R     BANC OF AMERICA            515,270,621.67 32.48%     0.99%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
INVESTOR      B     NATIONAL FINANCIAL FOR     327,996,831.35 20.67%     0.63%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
INVESTOR      R     THE BANK OF NEW YORK ATTN  177,309,581.84 11.17%     0.34%
                    FRANK NOTARO 111 SANDERS
                    CREEK PKWY EAST SYRACUSE,
                    NY 13057

..
LIQUIDITY     R     BANC OF AMERICA            1,197,607,538.499.36%     2.32%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
MARISCO       R     UMB FUND SERVICES INC AS   11,438,936.90 100.00%     0.02%
                    AGENT FOR MARSICO FUNDS
                    INC 803 W MICHIGAN ST
                    SUITE A MILWAUKEE WI
                    53233-2301
MARKET        R     KENNETH F OTSTOT 5959        11,900.69    29.37%     0.00%
                    FRANKLIN AVE APT 207 LOS
                    ANGELES CA 90028
MARKET        R     HOLLY VUKADINOVIC 316 N      16,078.47    39.69%     0.00%
                    OAKHURST DR APT 301
                    BEVERLY HILLS CA 90210
MARKET        R     NISHIDA FAMILY TRUST         10,542.66    26.02%     0.00%
                    NELSON N NISHIDA 6001
                    CEDAR LAKE CT LAS VEGAS
                    NV 89110
TRUST         R     BANK OF AMERICA NA ATTN    3,412,395,429.598.25%     6.61%
                    FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                     NATIONS CONVERTIBLE SECURITIES FUND

INVESTOR      B     MERRILL LYNCH, PIERCE,      515,517.66     6.30%     0.61%
B                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      B     MERRILL LYNCH, PIERCE,     1,477,947.09   40.16%     1.76%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
PRIMARY       R     BANK OF AMERICA NA ATTN    48,755,737.64  95.90%    58.19%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
               NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
INVESTOR      B     MERRILL LYNCH, PIERCE,      213,928.95    14.78%     1.27%
A                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     GUILLERMO M MIRANDA TTEE     88,482.52     6.11%     0.52%
A                   IA ADELAIDA M MIRANDA
                    QTIP 410 LEUCADENDRA
                    DRIVE CORAL GABLES FL
                                      33156

INVESTOR      B     MERRILL LYNCH, PIERCE,      120,091.60    19.98%     0.71%
B                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      B     MERRILL LYNCH, PIERCE,      488,082.86    68.88%     2.90%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     ARNOLD P ROSEN MURIEL S      41,345.83     5.83%     0.24%
C                   ROSEN NANCY R SCHAFFEL
                    9999 COLLINS AVE APT 18B
                    BAL HARBOR FL 33154
PRIMARY       R     BANK OF AMERICA NA ATTN    13,729,390.98  97.69%    81.67%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                     NATIONS FLORIDA MUNICIPAL BOND FUND

INVESTOR      B     MERRILL LYNCH, PIERCE,       76,516.63     9.99%     0.89%
B                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      B     MERRILL LYNCH, PIERCE,       36,327.80    97.36%     0.42%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
PRIMARY       R     BANK OF AMERICA NA ATTN    4,020,843.91   94.12%    46.82%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
PRIMARY       R     OPPENHEIMER & CO INC.       214,817.95     5.02%     2.50%
A                   ROBERT E DUFFENS REV
                    TRUST 125 BROAD STREET
                    NEW YORK NY 10004
               NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND
INVESTOR      R     FIRST CLEARING, LLC         111,760.29     6.10%     0.84%
A                   ATHENE INVESTMENTS, L.P.
                    ATTN: HEATHER SMITH P.O.
                    BOX 22849 SAVANNAH GA
                    31403-2849
INVESTOR      R     FIRST CLEARING, LLC DERST   143,446.80     7.84%     1.09%
A                   BAKING COMPANY 1311 W
                    52ND STREET SAVANNAH GA
                    31405-3078

INVESTOR      B     MERRILL LYNCH, PIERCE,      145,853.13     7.97%     1.10%
A                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     RICHARD M CORBETT SILVIA    132,179.98     7.22%     1.00%
A                   CORBETT 5960 BRAODWATER
                    TRAIL CUMMING GA 30040
INVESTOR      R     LEGG MASON WOOD WALKER       33,914.10     5.86%     0.25%
B                   INC. PO BOX 1476
                    BALTIMORE MD 21202
INVESTOR      R     LEGG MASON WOOD WALKER       15,783.92     5.09%     0.11%
C                   INC. PO BOX 1476
                    BALTIMORE MD 21202
INVESTOR      B     MERRILL LYNCH, PIERCE,       32,759.23    10.58%     0.24%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     ANNA L BROOKINS 3214         21,603.35     6.97%     0.16%
C                   MARICOPA DR COLUMBUS GA
                                      31907

INVESTOR      R     LETTY C CAGLE DOUGLAS        50,454.78    16.29%     0.38%
C                   CAGLE P.O. BOX4664
                    ATLANTA GA 30302
INVESTOR      R     UBS FINANCIAL SERVICES       18,883.95     6.10%     0.14%
C                   INC. FBO KAY S COLLINS
                    1512 NORTH CHENEY DR
                    VIDALIA GA 30474-4322
PRIMARY       R     BANK OF AMERICA NA ATTN    10,149,870.06  97.25%    77.16%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                          NATIONS GLOBAL VALUE FUND
INVESTOR      B     MERRILL LYNCH, PIERCE,     3,904,455.75   37.30%    12.03%
A                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      B     MERRILL LYNCH, PIERCE,      610,855.44    21.30%     1.88%
B                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     A G EDWARDS & SONS INC      541,689.19     6.50%     1.66%
C                   C/F JAMES D TILFORD, III
                    4565 HARVEST BLVD SEMMES
                    AL 36575-4461

INVESTOR      B     MERRILL LYNCH, PIERCE,     2,685,244.28   32.26%     8.27%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
PRIMARY       R     BANK OF AMERICA NA ATTN    8,800,927.07   81.64%    27.13%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                         NATIONS GOVERNMENT RESERVES
ADVISER       R     BANC OF AMERICA            185,392,274.43 22.73%     4.05%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
ADVISER       R     BANK OF AMERICA NA SWP     472,000,000.00 57.87%    10.31%
                    DISBURSEM NC BANK OF
                    AMERICA NA
                    SWEEP/AUTOBORROW 101 N
                    TRYON STREET ONE
                    INDEPENDENCE CENTER
                    NC1-001-05-29 CHARLOTTE
                    NC 28255-0001
ADVISER       B     NATIONAL FINANCIAL FOR     123,427,075.31 15.13%     2.69%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
CAPITAL       R     BANC OF AMERICA            1,240,601,636.863.20%    27.11%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
CAPITAL       R     BANK OF AMERICA NA ATTN    100,089,456.97  5.09%     2.18%
                    FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
CAPITAL       R     HARTFORD LIFE INSURANCE    493,222,300.83 25.12%    10.78%
                    CO SERIES II MORTGAGE
                    BACK - JPMIM ATTN JOHN
                    PADDEN 200 HOPMEADOW ST
                    A-3 SIMSBURY CT 06089
DAILY         B     NATIONAL FINANCIAL FOR     337,546,434.96 99.97%     7.37%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281

INSTITUTIONAL R     BANC OF AMERICA            88,564,948.07  57.54%     1.93%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
INSTITUTIONAL B     NATIONAL FINANCIAL FOR     57,815,098.97  37.56%     1.26%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
INVESTOR      R     BANC OF AMERICA            15,591,537.90  67.65%     0.34%
A                   SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
INVESTOR      R     NFS LLC FEBO KATHERINE A   2,356,589.39   10.22%     0.05%
A                   BINDER WILLIAM P BINDER
                    90 CASCADE KEY BELLEVUE
                    WA 98006
INVESTOR      R     ABUD NAGAR EMILIA BUCAY    1,766,656.14    7.66%     0.03%
A                   DE NAGAR EDUARDO NAGAR
                    835 N SEPULVEDA BL EL
                    SEGUNDO CA 90245
INVESTOR      R     DEAN WITTER FOR THE         196,778.66    29.70%     0.00%
B                   BENEFIT OF CARYL S
                    BERNSTEIN PO BOX 250
                    CHURCH STREET STATION NEW
                    YORK NY 10008-0250
INVESTOR      R     DEAN WITTER FOR THE          50,844.44     7.67%     0.00%
B                   BENEFIT OF GEORGE K
                    BERNSTEIN PO BOX 250
                    CHURCH STREET STATION NEW
                    YORK NY 10008-0250
INVESTOR      R     MORGAN STANLEY DW INC       132,985.46    20.07%     0.00%
B                   CUST FOR GEORGE K
                    BERNSTEIN PO BOX 250
                    CHURCH STREET STATION NEW
                    YORK NY 10008-0250
INVESTOR      R     NFSC FEBO # W66-056103      104,221.79    15.73%     0.00%
B                   RICHARD WENTWORTH MARGERY
                    WENTWORTH 579 NE
                    PLANTATION ROAD OCEAN
                    HOUSE 308 N STUART FL
                                      34996

INVESTOR      R     BANC OF AMERICA            256,490,281.91 68.56%     5.60%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
INVESTOR      B     NATIONAL FINANCIAL FOR     89,404,727.76  23.89%     1.95%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281

INVESTOR      R     THE BANK OF NEW YORK ATTN  23,987,993.94   6.41%     0.52%
                    FRANK NOTARO 111 SANDERS
                    CREEK PKWY EAST SYRACUSE,
                    NY 13057
LIQUIDITY     R     BANC OF AMERICA            592,923,085.09 92.22%    12.96%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
LIQUIDITY     R     BANK OF AMERICA NA SWP     50,000,000.00   7.77%     1.09%
                    DISBURSEM NC BANK OF
                    AMERICA NA
                    SWEEP/AUTOBORROW 101 N
                    TRYON STREET ONE
                    INDEPENDENCE CENTER
                    NC1-001-05-29 CHARLOTTE
                    NC 28255-0001
 TRUST        R     BANK OF AMERICA NA ATTN    264,117,215.52 99.99%     5.77%
                    FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                      NATIONS GOVERNMENT SECURITIES FUND
INVESTOR      B     MERRILL LYNCH, PIERCE,       36,870.84    33.81%     0.25%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     ANNA M BLEDSOE 410 WEAVER    21,341.83    19.57%     0.14%
C                   HILL RD W GREENWICH RI
                                      02817

PRIMARY       R     BANK OF AMERICA NA ATTN    7,609,184.19   97.78%    52.66%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                         NATIONS HIGH YIELD BOND FUND
INVESTOR      B     CHARLES SCHWAB & CO INC    1,351,919.12    7.71%     1.23%
A                   SPECIAL CUSTODY ACCOUNT
                    FOR BENEFIT OF CUSTOMERS
                    ATTN MUTUAL FUNDS 101
                    MONTGOMERY STREET SAN
                    FRANCISCO CA 94104
INVESTOR      R     CMG HIGH YIELD MASTER      2,277,340.75   12.99%     2.07%
A                   FUND, A SE CMG HIGH YIELD
                    MASTER FUND A 150 N.
                    RADNOR CHESTER ROAD SUITE
                    A150 RADNOR PA 19087
INVESTOR      B     MERRILL LYNCH, PIERCE,      900,228.80    18.85%     0.82%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246

PRIMARY       R     BANK OF AMERICA NA ATTN    62,237,932.67  83.48%    56.69%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
PRIMARY       R     NATIONS LIFEGOAL           4,133,310.28    5.54%     3.76%
A                   PORTFOLIOS INC LIFEGOAL
                    BALANCED GROWTH PORTFOLIO
                    ATTN BRIAN SMITH
                    NC1-002-33-31 101 SOUTH
                    TRYON ST CHARLOTTE NC
                                      28255

                        NATIONS INTERMEDIATE BOND FUND
INVESTOR      R     UNION BANK TRUST NOMINEE    116,724.96     5.28%     0.17%
A                   FBO ANGELUS SANITARY CAN
                    MACHINE CO PO BOX 85484
                    SAN DIEGO CA 92186-5484
INVESTOR      B     MERRILL LYNCH, PIERCE,       63,928.99     7.33%     0.09%
B                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      B     MERRILL LYNCH, PIERCE,      197,417.01    63.38%     0.30%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
PRIMARY       R     BANK OF AMERICA NA ATTN    61,715,261.93  99.41%    94.26%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                  NATIONS INTERMEDIATE MUNIICIPAL BOND FUND
INVESTOR      R     WILBRANCH & CO ATTN         329,658.23     9.65%     0.20%
A                   MUTUAL FUNDS PROCESSING
                    PO BOX 2887 WILSON NC
                    27894-2887
INVESTOR      B     MERRILL LYNCH, PIERCE,       78,840.72    18.15%     0.04%
B                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     HELEN H CROSSINGHAM PO       27,334.89     6.29%     0.01%
B                   BOX 988 MT AIRY NC 27030
INVESTOR      R     PATRICIA D PITTMAN 4226      21,938.08     5.05%     0.01%
B                   TARZANA ESTATES DR
                    TARZANA CA 91356

INVESTOR      B     MERRILL LYNCH, PIERCE,      244,494.31    59.56%     0.15%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
PRIMARY       R     BANK OF AMERICA NA ATTN    152,452,161.21 98.91%    96.26%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                      NATIONS INTERNATIONAL EQUITY FUND
INVESTOR      B     MERRILL LYNCH, PIERCE,      134,496.06     5.94%     0.13%
A                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     A G EDWARDS & SONS INC       12,231.30     5.54%     0.01%
C                   C/F MICHAEL A GIANONI IRA
                    ACCOUNT P.O. BOX 21
                    MOSCOW PA 18444-0021
INVESTOR      B     MERRILL LYNCH, PIERCE,      112,080.36    50.84%     0.11%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     NATIONAL PHILANTHROPIC       14,333.50     6.50%     0.01%
C                   TRUST ATTN: ACCOUNTING
                    DEPARTMENT 165 TOWNSHIP
                    LINE ROAD SUITE #150
                    JENKINTOWN PA 19046-3594
INVESTOR      R     PATTERSON & CO FBO           14,025.68     6.36%     0.01%
C                   HIGHTOWER CONSTRUCTION
                    401K PLAN 1525 WEST WT
                    HARRIS BLVD CHARLOTTE NC
                    28288-1151
PRIMARY       R     BANK OF AMERICA NA ATTN    80,046,135.45  82.69%    79.98%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
PRIMARY       R     BANK OF AMERICA NA TTEE    9,728,361.05   10.04%     9.72%
A                   BANK OF AMERICA 401K PLAN
                    ATTN NORMA AJA /
                    TX4-213-06-14 P O BOX
                    2518 HOUSTON TX
                    77252-2518
                       NATIONS INTERNATIONAL VALUE FUND
INVESTOR      B     CHARLES SCHWAB & CO INC    5,138,738.61   12.70%     3.15%
A                   SPECIAL CUSTODY ACCOUNT
                    FOR BENEFIT OF CUSTOMERS
                    ATTN MUTUAL FUNDS 101
                    MONTGOMERY STREET SAN
                    FRANCISCO CA 94104

INVESTOR      R     FIDELITY INVESTMENTS INST  2,616,553.59    6.47%     1.60%
A                   OPERATIONS CO INC (FIIOC)
                    AS AGENT FOR GRIZZARD
                    ADVERTISING 401K 100
                    MAGELLAN WAY KW1C
                    COVINGTON KY 41015
INVESTOR      B     MERRILL LYNCH, PIERCE,     6,328,786.01   15.65%     3.88%
A                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     PRUDENTIAL RETIREMENT INS  4,282,183.50   10.58%     2.63%
A                   & ANN CO 280 TRUMBALL
                    STREET HARTFORD CT 06103
INVESTOR      R     THE NORTHERN TRUST CO AS   5,052,918.57   12.49%     3.10%
A                   TTEE FBO HARRIS CORP
                    MASTER TRUST PLAN-DV PO
                    BOX 92994 CHICAGO IL
                    60675-2994
INVESTOR      B     MERRILL LYNCH, PIERCE,      718,511.99    14.25%     0.44%
B                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     A G EDWARDS & SONS C/F      470,468.62     6.41%     0.28%
C                   CIRCLE E PRODUCTIONS FBO
                    ERIC O'SHEA PROFIT
                    SHARING PLAN 225 WEST 110
                    APT 23 NEW YORK NY
                    10026-4119
INVESTOR      B     MERRILL LYNCH, PIERCE,     2,258,798.01   30.77%     1.38%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
PRIMARY       R     BANK OF AMERICA NA ATTN    71,497,198.47  65.01%    43.92%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
PRIMARY       B     CHARLES SCHWAB & CO INC    15,687,220.03  14.26%     9.63%
A                   SPECIAL CUSTODY ACCOUNT
                    FOR BENEFIT OF CUSTOMERS
                    ATTN MUTUAL FUNDS 101
                    MONTGOMERY STREET SAN
                    FRANCISCO CA 94104
                     NATIONS KANSAS MUNICIPAL INCOME FUND

INVESTOR      R     EDWARD D JONES AND CO        26,137.28     6.20%     0.45%
A                   F/A/O JENEVIEVE M EDENS &
                    P CLIFTON EDENS TTEES P O
                    BOX 2500 MARYLAND HEIGHTS
                    MO 630438500
INVESTOR      R     EVERET SNOWBARGER TRUST     101,538.27    24.10%     1.75%
A                   EVERETT SNOWBARGER 3611
                    INVERNESS DRIVE
                    HUTCHINSON KS 67502

INVESTOR      R     GLADYS SNOWBARGER TRUST      33,864.12     8.04%     0.58%
A                   GLADYS M SNOWBARGER 3611
                    INVERNESS DRIVE
                    HUTCHINSON KS 67502
INVESTOR      R     RUSSELL G JOHANSEN           94,987.45    22.55%     1.64%
A                   MARTIAL TRUST DOROTHY D
                    JOHANSEN TTEE 9230 E
                    LAKEPOINT WICHITA KS
                                      67226

INVESTOR      R     JOAN BERNS TTEE JOAN          2,741.53    15.31%     0.04%
B                   BERNS REVOCABLE TRUST 412
                    N VINE PEABODY KS 66866
INVESTOR      R     WILLIAM F & PHYLLIS E         6,238.48    34.85%     0.10%
B                   WHITED TRU WILLIAM F
                    WHITED 3225 KALLIN AVE
                    LONG BEACH CA 90808
INVESTOR      R     H F OSBOURN JOANN REAVES      6,371.48    35.59%     0.11%
B                   OSBOURN 1301 TRINITY DR
                    NEWTON KS 67114
INVESTOR      R     RICHARD A SCHLITT LYNETTE     1,996.03    11.15%     0.03%
B                   A SCHLITT 12020
                    RIDGEPOINT WICHITA KS
                                      67235

INVESTOR      R     A G EDWARDS & SONS INC        1,423.65    10.14%     0.02%
C                   ALBERT E GRONAU & P A
                    TTEE ALBERT E GRONAU 1
                    NORTH JEFFERSON ST LOUIS
                    MO 63103
INVESTOR      R     A G EDWARDS & SONS INC        1,873.48    13.34%     0.03%
C                   FBO MICHAEL A CHARRON &
                    ONE NORTH JEFFERSON ST
                    LOUIS MO 63103-2287
INVESTOR      R     EDITH M CRAIG REVOCABLE      10,737.61    76.50%     0.18%
C                   TRUST EDITH MARY CRAIG
                    TTEE CEDAR LAKE VILLAGE
                    15325 S LINE ELM RD #109
                    OLATHE KS 66061
PRIMARY       R     BANK OF AMERICA NA ATTN    5,321,215.43   99.80%    91.98%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                     NATIONS LARGECAP ENHANCED CORE FUND

INVESTOR      B     MERRILL LYNCH, PIERCE,      177,825.03    13.82%     0.63%
A                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246

PRIMARY       R     BANK OF AMERICA NA ATTN    25,400,699.92  95.27%    90.88%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                         NATIONS LARGECAP INDEX FUND
INVESTOR      R     DIVERSIFIED INVESTMENT      158,548.24     9.69%     0.23%
A                   ADVISORS ATTN: BHEESHAM
                    PERSAUD MAIL DROP 2-52 4
                    MANHATTANVILLE ROAD
                    PURCHASE NY 10577-2119
INVESTOR      R     PATTERSON & CO FBO DRESS     84,499.45     5.16%     0.12%
A                   BARN SAVINGS PLAN 1525
                    WEST WT HARRIS BLVD
                    CHARLOTTE, NC 28288-1151
PRIMARY       R     BANK OF AMERICA NA ATTN    30,083,113.10  45.84%    44.72%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
PRIMARY       R     BANK OF AMERICA NA TTEE    31,910,491.19  48.62%    47.44%
A                   BANK OF AMERICA 401K PLAN
                    ATTN NORMA AJA /
                    TX4-213-06-14 P O BOX
                    2518 HOUSTON TX
                    77252-2518
                  NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO
INVESTOR      B     MERRILL LYNCH, PIERCE,     1,644,502.22   25.42%     2.48%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
PRIMARY       R     BANK OF AMERICA NA TTEE    18,087,788.63  92.76%    27.27%
A                   BANK OF AMERICA 401K PLAN
                    ATTN NORMA AJA /
                    TX4-213-06-14 P O BOX
                    2518 HOUSTON TX
                    77252-2518
                      NATIONS LIFEGOAL GROWTH PORTFOLIO
INVESTOR      B     MERRILL LYNCH, PIERCE,      774,983.30    21.11%     2.30%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     STATE STREET BANK & TRUST   191,469.32     5.21%     0.57%
C                   CO TTEE FBO COASTGEAR &
                    COMPANY ATTN: KEVIN SMITH
                    105 ROSEMONT AVE WESTWOOD
                    MA 02090
PRIMARY       R     BANK OF AMERICA NA ATTN     564,013.39     5.10%     1.68%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307

PRIMARY       R     BANK OF AMERICA NA TTEE    9,919,330.07   89.84%    29.55%
A                   BANK OF AMERICA 401K PLAN
                    ATTN NORMA AJA /
                    TX4-213-06-14 P O BOX
                    2518 HOUSTON TX
                    77252-2518
                  NATIONS LIFEGOAL INCOME & GROWTH PORTFOLIO
INVESTOR      R     ASSET CORP OF THE SOUTH     360,361.01     8.81%     1.85%
A                   LLC 4521 SHARON RD, SUITE
                    420 CHARLOTTE NC 28211
INVESTOR      B     MERRILL LYNCH, PIERCE,      217,736.07    12.04%     1.11%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     STATE STREET BANK & TRUST   167,054.27     9.24%     0.85%
C                   CO TTEE FBO COASTGEAR &
                    COMPANY ATTN: KEVIN SMITH
                    105 ROSEMONT AVE WESTWOOD
                    MA 02090
INVESTOR      R     BANK OF AMERICA NA TTEE    3,914,777.36   71.90%    20.11%
C                   BANK OF AMERICA 401K PLAN
                    ATTN NORMA AJA /
                    TX4-213-06-14 P O BOX
                    2518 HOUSTON TX
                    77252-2518
PRIMARY       R     DIVERSIFIED INVESTMENT     1,412,469.88   25.94%     7.25%
A                   ADVISORS ATTN: BHEESHAM
                    PERSAUD MAIL DROP 2-52 4
                    MANHATTANVILLE ROAD
                    PURCHASE NY 10577-2119
                      NATIONS LIFEGOAL INCOME PORTFOLIO
INVESTOR      R     MICHAEL A HENOS 1018        129,888.29     6.09%     3.05%
A                   CHERBURY LANE ALPHARETTA
                    GA 30022
INVESTOR      R     W STANLEY MARTIN EX E/O     151,436.17     7.10%     3.56%
A                   MAUREEN MARTIN 3959 ROMAN
                    COURT TUCKER GA 30084
PRIMARY       R     BANK OF AMERICA NA ATTN     16,187. 70    98.45%     0.38%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                      NATIONS MARSICO 21ST CENTURY FUND
              B     CHARLES SCHWAB & CO INC    7,232,581.44   30.98%    15.44%
INVESTOR            SPECIAL CUSTODY ACCOUNT
A                   FOR BENEFIT OF CUSTOMERS
                    ATTN MUTUAL FUNDS 101
                    MONTGOMERY STREET SAN
                    FRANCISCO CA 94104

              R     CITY NATIONAL BANK PHJ &   2,226,782.86    9.53%     4.75%
INVESTOR            W DEF CONTRIBUTION
A                   RETIREMENT PLAN 12555 W
                    JEFFERSON BLVD LOS
                    ANGELES CA 90066
              B     MERRILL LYNCH, PIERCE,     2,346,690.69   10.05%     5.01%
INVESTOR            FENNER & SMITH INC FOR
A                   THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      B     MERRILL LYNCH, PIERCE,      698,818.76    11.17%     1.49%
B                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      B     CITIGROUP GLOBAL MARKETS    400,027.83     7.62%     0.85%
C                   INC HOUSE ACCOUNT
                    00109801250 ATTN PETER
                    BOOTH 7TH FLOOR 333 WEST
                    34TH STREET NEW YORK, NY
                                      10001

INVESTOR      B     MERRILL LYNCH, PIERCE,     1,692,584.08   32.25%     3.61%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
PRIMARY       R     BANK OF AMERICA NA ATTN    11,720,945.79  97.82%    25.03%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                    NATIONS MARSICO FOCUSED EQUITIES FUND

INVESTOR      B     MERRILL LYNCH, PIERCE,     28,009,237.10  35.89%    16.05%
A                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      B     MERRILL LYNCH, PIERCE,     4,999,114.07   17.06%     2.86%
B                   FENNER AND S FOR BENEFIT
                    OF: NATALIA G LEASK P.O.
                    BOX 1213
INVESTOR      B     MERRILL LYNCH, PIERCE,     13,719,691.79  58.90%     7.86%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
PRIMARY       R     AGGRESSIVE GROWTH          2,836,606.68    6.46%     1.62%
A                   PORTFOLIO ATTN BRIAN
                    SMITH NC1-002-33-31 101 S
                    TRYON ST CHARLOTTE NC
                                      28255

PRIMARY       R     BANK OF AMERICA NA ATTN    19,265,023.35  43.93%    11.04%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
PRIMARY       R     BANK OF AMERICA NA TTEE    8,025,645.23   18.30%     4.60%
A                   BANK OF AMERICA 401K PLAN
                    ATTN NORMA AJA /
                    TX4-213-06-14 P O BOX
                    2518 HOUSTON TX
                    77252-2518
PRIMARY       R     NATIONS LIFEGOAL           4,503,871.10   10.27%     2.58%
A                   PORTFOLIOS INC LIFEGOAL
                    BALANCED GROWTH PORTFOLIO
                    ATTN BRIAN SMITH
                    NC1-002-33-31 101 SOUTH
                    TRYON ST CHARLOTTE NC
                                      28255

PRIMARY       R     NATIONS LIFEGOAL           4,406,210.98   10.04%     2.52%
A                   PORTFOLIOS INC LIFEGOAL
                    GROWTH PORTFOLIO ATTN
                    BRIAN SMITH NC1-002-33-31
                    101 SOUTH TRYON ST
                    CHARLOTTE NC 28255
                         NATIONS MARSICO GROWTH FUND
INVESTOR      B     CHARLES SCHWAB & CO INC    8,340,361.37   11.88%     5.06%
A                   SPECIAL CUSTODY ACCOUNT
                    FOR BENEFIT OF CUSTOMERS
                    ATTN MUTUAL FUNDS 101
                    MONTGOMERY STREET SAN
                    FRANCISCO CA 94104
INVESTOR      B     MERRILL LYNCH, PIERCE,     22,874,216.73  32.59%    13.90%
A                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      B     MERRILL LYNCH, PIERCE,     2,403,854.99   19.99%     1.46%
B                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      B     MERRILL LYNCH, PIERCE,     19,820,799.42  74.84%    12.04%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     BANK OF AMERICA NA ATTN    47,057,047.03  84.25%    28.59%
C                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
               NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND
INVESTOR      R     JOHN HANCOCK LIFE           286,784.95     5.10%     0.26%
A                   INSURANCE COMPANY (USA)
                    250 BLOOR ST EAST 7TH
                    FLOOR TORONTO ONTARIO
                    CANADA M4W1E5

INVESTOR      B     MERRILL LYNCH, PIERCE,      704,665.09    12.53%     0.65%
A                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      B     MERRILL LYNCH, PIERCE,      206,772.81    12.55%     0.19%
B                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     A G EDWARDS & SONS INC      139,159.10     6.57%     0.12%
C                   C/F LORRAINE GEERINCK IRA
                    ACCOUNT 929 PACIFIC
                    AVENUE BEACHWOOD NJ
                    08722-4517
INVESTOR      B     MERRILL LYNCH, PIERCE,      806,331.64    38.06%     0.74%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     BANK OF AMERICA NA ATTN    83,270,146.27  84.74%    77.35%
C                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                      NATIONS MARSICO MIDCAP GROWTH FUND
INVESTOR      R     TRANSAMERICA LIFE INS &     122,206.05     6.92%     0.30%
A                   ANNUITY CO 1150 S OLIVE
                    ST STE 10-01 LOS ANGELES
                    CA 90015
INVESTOR      B     MERRILL LYNCH, PIERCE,       22,434.64    16.63%     0.05%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     JOHN L MANNING III P/ADM     13,785.05    10.22%     0.03%
C                   ORGAIN READY MIX PFT
                    SHRING PL 240 KRAFT ST
                    CLARKSVILLE TN 37040
INVESTOR      R     SUMMERVILLE PEDIATRICS PA     8,948.50     6.63%     0.02%
C                   PROFIT SHARING PLAN 312
                    MIDLAND PARKWAY
                    SUMMERVILLE SC 29485-8114
PRIMARY       R     AGGRESSIVE GROWTH          2,037,800.57    5.61%     5.06%
A                   PORTFOLIO ATTN BRIAN
                    SMITH NC1-002-33-31 101 S
                    TRYON ST CHARLOTTE NC
                                      28255

PRIMARY       R     BANK OF AMERICA NA ATTN    26,114,976.11  71.95%    64.85%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307

PRIMARY       R     NATIONS LIFEGOAL           3,618,501.86    9.97%     8.98%
A                   PORTFOLIOS INC LIFEGOAL
                    BALANCED GROWTH PORTFOLIO
                    ATTN BRIAN SMITH
                    NC1-002-33-31 101 SOUTH
                    TRYON ST CHARLOTTE NC
                                      28255

PRIMARY       R     NATIONS LIFEGOAL           2,920,988.67    8.04%     7.25%
A                   PORTFOLIOS INC LIFEGOAL
                    GROWTH PORTFOLIO ATTN
                    BRIAN SMITH NC1-002-33-31
                    101 SOUTH TRYON ST
                    CHARLOTTE NC 28255
              NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND
INVESTOR      R     ROBERT GLADSTONE LESLIE     362,573.72    12.85%     1.97%
A                   GLADSTONE 2468 BELMONT RD
                    NW WASHINGTON DC 20008
INVESTOR      R     HOUSE-CHILDS JOINT TRUST    358,671.54    12.71%     1.94%
A                   CAROL CHILDS 4210 LEEWARD
                    PL BETHESDA MD 20816
INVESTOR      B     MERRILL LYNCH, PIERCE,       95,853.16     8.37%     0.52%
B                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      B     MERRILL LYNCH, PIERCE,       28,897.85    11.77%     0.15%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     PETE STAKIAS BANK OF         23,717.55     9.66%     0.12%
C                   AMERICA COLLATERAL 9707
                    WINKLER ST WHITE MARSH MD
                                      21162

INVESTOR      R     DOUGLAS S GOODWIN            50,549.28    20.59%     0.27%
C                   REVOCABLE TRUS DOUGLAS S
                    & HILDA GOODWIN TTEE 8002
                    BRYNMOR COURT UNIT 304
                    BALTIMORE MD 21208
INVESTOR      R     JOSEPH J HOCK III GLORIA     50,386.22    20.52%     0.27%
C                   D HOCK 1342 ASTER DR GLEN
                    BURNIE MD 21061
INVESTOR      R     UBS FINANCIAL SERVICES       15,502.53     6.31%     0.08%
C                   INC. FBO GREAT MILLS
                    CONSTRUCTION CO. P O BOX
                    52 GREAT MILLS MD
                    20634-0052
PRIMARY       R     BANK OF AMERICA NA ATTN    14,049,789.98  99.03%    76.37%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                          NATIONS MIDCAP INDEX FUND

INVESTOR      R     DIVERSIFIED INVESTMENT       65,879.40     5.50%     0.04%
A                   ADVISORS ATTN: BHEESHAM
                    PERSAUD MAIL DROP 2-52 4
                    MANHATTANVILLE ROAD
                    PURCHASE NY 10577-2119
PRIMARY       R     BANK OF AMERICA NA ATTN    110,226,862.36 77.19%    76.55%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
PRIMARY       R     BANK OF AMERICA NA TTEE    29,486,197.78  20.64%    20.47%
A                   BANK OF AMERICA 401K PLAN
                    ATTN NORMA AJA /
                    TX4-213-06-14 P O BOX
                    2518 HOUSTON TX
                    77252-2518
                          NATIONS MIDCAP VALUE FUND
INVESTOR      B     MERRILL LYNCH, PIERCE,       61,693.21     6.32%     0.14%
A                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      B     MERRILL LYNCH, PIERCE,      102,874.29    51.91%     0.23%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     JOHN R SVENSON 36            16,130.94     8.13%     0.03%
C                   HIGHLAND CIR WAYLAND MA
                                      01778

PRIMARY       R     BANK OF AMERICA NA ATTN    35,047,416.14  84.05%    81.07%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
PRIMARY       R     NATIONS LIFEGOAL           2,286,254.06    5.48%     5.28%
A                   PORTFOLIOS INC LIFEGOAL
                    BALANCED GROWTH PORTFOLIO
                    ATTN BRIAN SMITH
                    NC1-002-33-31 101 SOUTH
                    TRYON ST CHARLOTTE NC
                                      28255

PRIMARY       R     NATIONS LIFEGOAL           2,459,118.860   5.89%     5.68%
A                   PORTFOLIOS INC LIFEGOAL
                    GROWTH PORTFOLIO ATTN
                    BRIAN SMITH NC1-002-33-31
                    101 SOUTH TRYON ST
                    CHARLOTTE NC 28255
                        NATIONS MONEY MARKET RESERVES
ADVISER       R     BANC OF AMERICA            316,226,527.48 11.55%     2.98%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001

ADVISER       R     BANK OF AMERICA NA SWP     1,909,000,000.069.72%    18.03%
                    DISBURSEM NC BANK OF
                    AMERICA NA
                    SWEEP/AUTOBORROW 101 N
                    TRYON STREET ONE
                    INDEPENDENCE CENTER
                    NC1-001-05-29 CHARLOTTE
                    NC 28255-0001
ADVISER       R     THE BANK OF NEW YORK ATTN  482,877,213.28 17.63%     4.56%
                    FRANK NOTARO 111 SANDERS
                    CREEK PKWY EAST SYRACUSE,
                    NY 13057
CAPITAL       R     BANC OF AMERICA            3,255,485,530.260.64%    30.76%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
CAPITAL       R     BANK OF AMERICA NA ATTN    317,501,182.43  5.91%     3.00%
                    FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
CAPITAL       R     HARTFORD LIFE INSURANCE    397,827,548.55  7.41%     3.75%
                    CO COLI POOLED RUSSELL
                    2000 INDEX 200 HOPMEADOW
                    ST STE A-3 SIMSBURY CT
                                      06089

CAPITAL       R     THE BANK OF NEW YORK ATTN  839,199,067.62 15.63%     7.93%
                    FRANK NOTARO 111 SANDERS
                    CREEK PKWY EAST SYRACUSE,
                    NY 13057
DAILY         R     JV CONSTRUCTORS INC PO      228,844.92     5.76%     0.00%
                    BOX 80346 SEATTLE WA
                    98108-0346
DAILY         B     NATIONAL FINANCIAL FOR     3,742,233.02   94.23%     0.03%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
INSTITUTIONAL R     BANC OF AMERICA            1,689,254,413.100.00%    15.96%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
INVESTOR      R     STYLIANOS MERAVIDIS 3534    326,586.10     5.35%     0.00%
B                   DENVER AVE LONG BEACH CA
                                      90810

INVESTOR      R     SUSAN STORER TTEE OF THE     59,048.41    10.70%     0.00%
C                   SUSAN STORER TR 1 7576
                    WHISTLESTOP WY ROSEVILLE
                    CA 95747

INVESTOR      R     BARBARA SEGSCHNEIDER 676     71,214.59    12.91%     0.00%
C                   DIAMOND GLEN CIRCLE
                    FOLSOM CA 95630
INVESTOR      R     PAUL T SELZER KAY A         231,019.33    41.88%     0.00%
C                   SELZER 1037 S PALM CANYON
                    DR PALM SPRINGS CA 92264
INVESTOR      R     PAUL T SELZER KAY A          66,125.71    11.98%     0.00%
C                   SELZER 38727 MARACAIBO
                    CIR W PALM SPRINGS CA
                                      92264

INVESTOR      R     PAUL T SELZER KAY A          34,471.05     6.24%     0.00%
C                   SELZER 38727 MARACAIBO
                    CIR W PALM SPRINGS CA
                                      92264

INVESTOR      R     BANC OF AMERICA            17,534,704.10  16.57%     0.16%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
INVESTOR      R     THE BANK OF NEW YORK CO    78,871,575.11  74.57%     0.74%
                    OF FL AS TTEE FOR CAPITAL
                    AREA HOUSING FINANCE CORP
                    SER 2000-1 ATTN PEG
                    MAKOWSKI 600 NORTH PEARL
                    ST STE 420 DALLAS TX
                                      75201

INVESTOR      R     WELLS FARGO BANK TX NA     9,355,933.00    8.84%     0.08%
                    TRUSTEE FOR
                    HIDALGO/WILLACY ATTN
                    CORPORATE TRUST-MELISSA
                    SCOTT 505 MAIN ST STE 301
                    FORT WORTH TX 76102
LIQUIDITY     R     BANC OF AMERICA            656,620,571.32 99.06%     6.20%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
SERVICE       R     COLE TAYLOR BANK FBO       1,812,151.08  100.00%     0.01%
                    ACCRUIT LLC ATTN TRUST
                    OPERATIONS DEPARTMENT 111
                    W WASHINGTON ST STE 650
                    CHICAGO IL 60602
TRUST         R     BANK OF AMERICA NA ATTN    5,722,487.29  100.00%     0.05%
                    FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                        NATIONS MUNICIPAL INCOME FUND
INVESTOR      B     MERRILL LYNCH, PIERCE,       42,748.44     6.91%     0.08%
B                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246

INVESTOR      R     A G EDWARDS & SONS INC        9,045.73    12.95%     0.01%
C                   FBO RUTH K LAMBERT TTEE
                    RUTH K LAMBERT LIVING ONE
                    NORTH JEFFERSON ST LOUIS
                    MO 63103-2287
INVESTOR      R     ADAM P WALTER 320             4,757.50     6.81%     0.00%
C                   CLEARVIEW CIRCLE #105
                    VENICE FL 34292
INVESTOR      B     MERRILL LYNCH, PIERCE,        4,461.96     6.38%     0.00%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     BOBBIE G DIXON S E FOSTER     8,630.51    12.35%     0.01%
C                   11136 CREEKMERE DALLAS TX
                                      75218

INVESTOR      R     DONNA L COHEN 244 MADISON     4,978.01     7.12%     0.00%
C                   AVE APT 12K NEW YORK NY
                                      10016

INVESTOR      R     MADELINE G WYATT TOD          5,137.54     7.35%     0.00%
C                   BARBARA HILL, TOD S BURKE
                    TOD M SHEFFERLY, TOD G
                    ARCHER PO BOX 447
                    TOMBSTONE AZ 85638
INVESTOR      R     W KEITH MAXWELL 45            6,451.39     9.23%     0.01%
C                   SADDLEBROOK HOUSTON TX
                                      77024

PRIMARY       R     BANK OF AMERICA NA ATTN    48,574,161.42  97.48%    91.29%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                          NATIONS MUNICIPAL RESERVES
ADVISER       R     BANC OF AMERICA            50,887,457.68  11.66%     0.82%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
ADVISER       B     NATIONAL FINANCIAL FOR     141,993,625.74 32.55%     2.31%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
ADVISER       R     BANK OF AMERICA NA SWP     239,000,000.00 54.79%     3.89%
                    DISBURSEM NC BANK OF
                    AMERICA NA
                    SWEEP/AUTOBORROW 101 N
                    TRYON STREET ONE
                    INDEPENDENCE CENTER
                    NC1-001-05-29 CHARLOTTE
                    NC 28255-0001

CAPITAL       R     BANK OF AMERICA NA ATTN    649,313,594.95 19.54%    10.58%
                    FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
CAPITAL       B     NATIONAL FINANCIAL FOR     249,079,940.36  7.49%     4.06%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
CAPITAL       R     BANC OF AMERICA            2,159,756,152.165.01%    35.21%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
DAILY         B     NATIONAL FINANCIAL FOR     882,998,143.86100.00%    14.39%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
INSTITUTIONAL R     BANC OF AMERICA            505,215,978.69 73.36%     8.23%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
INSTITUTIONAL B     NATIONAL FINANCIAL FOR     176,628,984.16 25.64%     2.87%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
INVESTOR      R     BANC OF AMERICA            6,113,715.11    7.90%     0.09%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
INVESTOR      B     NATIONAL FINANCIAL FOR     70,302,566.84  90.93%     1.14%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
INVESTOR      R     HSBC SECURITIES (USA)        44,881.75    99.99%     0.00%
B                   INC. DAFNA FURST & 452
                    FIFTH AVENUE NEW YORK NY
                                      10018

LIQUIDITY     R     BANC OF AMERICA            128,609,537.06 42.86%     2.09%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
LIQUIDITY     R     BANK OF AMERICA NA SWP     150,000,000.00 49.99%     2.44%
                    DISBURSEM NC BANK OF
                    AMERICA NA
                    SWEEP/AUTOBORROW 101 N
                    TRYON STREET ONE
                    INDEPENDENCE CENTER
                    NC1-001-05-29 CHARLOTTE
                    NC 28255-0001
LIQUIDITY     B     NATIONAL FINANCIAL FOR     20,216,532.68   6.73%     0.32%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
TRUST         R     BANK OF AMERICA NA ATTN    410,457,748.96 96.27%     6.69%
                    FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
           NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND
INVESTOR      R     ARROW & CO PO BOX 30010     103,730.29     5.86%     0.59%
A                   DURHAM NC 27702-3010
INVESTOR      R     JULIA E CLARK 4600 TROY'S   121,855.61     6.89%     0.70%
A                   MTN LN DURHAM NC 27705
INVESTOR      R     FRANK DOWD JR P O BOX       224,137.60    12.67%     1.28%
A                   35430 CHARLOTTE NC 28235
INVESTOR      B     MERRILL LYNCH, PIERCE,      362,544.74    78.90%     2.08%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     CREIGHTON W SOSSOMON BANK    24,256.85     5.27%     0.13%
C                   OF AMERICA COLLATERAL P O
                    BOX 9 HIGHLANDS NC 28741
PRIMARY       R     BANK OF AMERICA NA ATTN    13,487,192.98  96.55%    77.54%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                     NATIONS NEW YORK TAX-EXEMPT RESERVES

CAPITAL       R     GORDON A LENZ MR 180 EAST  3,304,408.08   23.06%     1.90%
                    MAIN STREET EAST
                    PATCHOGUE NY 11772
CAPITAL       R     ROBERT NEWMAN JOANNE       6,461,175.00   45.10%     3.73%
                    NEWMAN 80 PARK AVE APT 9F
                    NEW YORK NY 10016
CAPITAL       R     NFS LLC FEBO ROSALIE       1,180,000.00    8.23%     0.68%
                    SILVA MRS SILVA 2594
                    NORTON PL BELLMORE NY
                                      11710

CAPITAL       R     ANTHONY DALIA REGINA       1,509,463.44   10.53%     0.87%
                    DALIA 1312 SEASPRAY LANE
                    SANIBEL FL 33957
CAPITAL       R     A AND R DALIA FAMILY        803,520.77     5.60%     0.46%
                    LIMITED P A AND R DALIA
                    FAM LIMITED 1312 SEASPRAY
                    LN SANIBEL FL 33957
ADVISOR       R     BANC OF AMERICA             820,203.64   100.00%     0.47%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
INSTITUTIONAL R     ADP CLEARING &             4,800,996.26    5.24%     2.77%
                    OUTSOURCING SERVICES ATTN
                    ROSA SANTIAGO MONEY MKT
                    FDS 26 BROADWAY 13TH
                    FLOOR MONEY FUNDS NEW
                    YORK NY 10004-1703
INSTITUTIONAL B     NATIONAL FINANCIAL FOR     86,721,337.65  94.75%    50.11%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
MARKET        B     NATIONAL FINANCIAL FOR     54,498,337.51 100.00%    31.49%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
TRUST         R     BANK OF AMERICA NA ATTN    11,889,090.91 100.00%     6.87%
                    FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
           NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

INVESTOR      R     UBS FINANCIAL SERVICES      122,289.95     5.47%     0.60%
A                   INC. FBO MR THEODORE F
                    CRAVER MRS ST CLAIR
                    NORRIS CRAVER JTWROS 67
                    SPINDLE LANE HILTON HEAD
                    SC 29926-1273
INVESTOR      B     MERRILL LYNCH, PIERCE,      182,410.79    23.00%     0.89%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     PERSHING LLC P. O. BOX       47,171.13     5.94%     0.23%
C                   2052 JERSEY CITY NJ
                    07303-9998
PRIMARY       R     BANK OF AMERICA NA ATTN    16,389,811.76  99.18%    80.71%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                  NATIONS SHORT INTERMEDIATE GOVERNMENT FUND
INVESTOR      R     BURGESS PIGMENT CO PO BOX  1,178,942.11   15.76%     1.45%
A                   349 DECK BLVD
                    SANDERSVILLE GA 31082
INVESTOR      B     MERRILL LYNCH, PIERCE,      238,457.07     5.43%     0.29%
B                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      B     MERRILL LYNCH, PIERCE,      136,581.01    13.98%     0.16%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     K R HOLBROOK, W M LEIDIG     58,714.63     6.01%     0.07%
C                   TTEE UMWA PCG TRAINING
                    AND EDUCATION FUND
                    PO BOX 1270 BRISTOL VA
                                      24203

PRIMARY       R     BANK OF AMERICA NA ATTN    66,960,922.97  98.52%    82.86%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                   NATIONS SHORT TERM MUNICIPAL INCOME FUND
INVESTOR      R     PETER T NICHOLL TERESA A    411,176.89     5.66%     0.49%
A                   NICHOLL 1124 DAY ROAD
                    SYKESVILLE MD 21784

INVESTOR      R     ROBERT SUNDERLAND TTEE      371,867.08     5.12%     0.44%
A                   ROBERT SUNDERLAND TRUST
                    953 PYRITE AVE HENDERSON
                    NV 89015
INVESTOR      R     FISERV SECURITIES, INC.      11,744.35    10.08%     0.01%
B                   ATTN: MUTUAL FUNDS ONE
                    COMMERCE SQUARE 2005
                    MARKET STREET SUITE 1200
                    PHILADELPHIA PA 19103
INVESTOR      R     WILLIAM H FITZ CATHERINE      6,616.53     5.67%     0.00%
B                   W FITZ 5605 ONTARIO CIR
                    BETHESDA MD 20816
INVESTOR      R     THE ROSE ROTHBERG REV LI      7,057.70     6.05%     0.00%
B                   TR ROSE ROTHBERG 15107
                    INTERLACHEN DR APT 820
                    SILVER SPRING MD 20906
INVESTOR      R     JUDITH C BROWN 708 OLD       16,732.41    14.36%     0.02%
B                   GREENVILLE RD
                    FAYEETTEVILLE GA 30215
INVESTOR      R     EDWIN C GLASSELL DEBORAH      6,358.94     5.45%     0.00%
B                   C GLASSELL 308 FAIRWAY DR
                    CLARKSVILLE TN 37043
INVESTOR      R     ROBERT P GARDNER TTEE THE     6,058.14     5.19%     0.00%
B                   GARDNER B TRUST 6705
                    POTOMAC PARKWAY ARLINGTON
                    TX 76017
INVESTOR      R     KATHLYN C KEOGH 7729          7,482.67     6.42%     0.00%
B                   NEWPORT AVENUE NORFOLK VA
                                      23505

INVESTOR      B     MERRILL LYNCH, PIERCE,      839,034.69    29.34%     1.01%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     ROBERT FETZER PO BOX 348    159,327.90     5.57%     0.19%
C                   REDWOOD VALLEY CA 95470
PRIMARY       R     BANK OF AMERICA NA ATTN    71,057,360.93  98.07%    85.93%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                        NATIONS SHORT-TERM INCOME FUND
INVESTOR      R     WEST ANDERSON RURAL WATER    49,252.18    33.81%     0.05%
B                   & SEWER CO INC 2767
                    WHITEHALL RD ANDERSON SC
                                      29625

INVESTOR      R     W ANDERSON RURAL WATER &     29,207.51    20.05%     0.03%
B                   SEWER RESERVE FUND 2767
                    WHITEHALL RD ANDERSON SC
                                      29625

INVESTOR      B     MERRILL LYNCH, PIERCE,      203,664.69    12.57%     0.21%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
PRIMARY       R     NATIONS LIFEGOAL           7,186,492.66    7.91%     7.48%
A                   PORTFOLIOS INC LIFEGOAL
                    INCOME & GROWTH PORTFOLIO
                    ATTN BRIAN SMITH
                    NC1-002-33-31 101 SOUTH
                    TRYON ST CHARLOTTE NC
                                      28255

PRIMARY       R     BANK OF AMERICA NA ATTN    67,151,930.07  73.97%    69.93%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
PRIMARY       R     GROWTH PORTFOLIO ATTN      5,161,247.39    5.68%     5.37%
A                   BRIAN SMITH NC1-002-33-31
                    101 S TRYON ST CHARLOTTE
                    NC 28255
PRIMARY       R     NATIONS LIFEGOAL           7,759,317.04    8.54%     8.08%
A                   PORTFOLIOS INC LIFEGOAL
                    BALANCED GROWTH PORTFOLIO
                    ATTN BRIAN SMITH
                    NC1-002-33-31 101 SOUTH
                    TRYON ST CHARLOTTE NC
                                      28255

                         NATIONS SMALL CAP INDEX FUND
INVESTOR      B     CHARLES SCHWAB & CO INC      55,045.20     6.63%     0.09%
A                   SPECIAL CUSTODY ACCOUNT
                    FOR BENEFIT OF CUSTOMERS
                    ATTN MUTUAL FUNDS 101
                    MONTGOMERY STREET SAN
                    FRANCISCO CA 94104
INVESTOR      R     DIVERSIFIED INVESTMENT       43,955.85     5.29%     0.07%
A                   ADVISORS ATTN: BHEESHAM
                    PERSAUD MAIL DROP 2-52 4
                    MANHATTANVILLE ROAD
                    PURCHASE NY 10577-2119
INVESTOR      B     MERRILL LYNCH, PIERCE,       50,334.51     6.06%     0.09%
A                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     STEVEN J UMBERGER TTEE       58,028.50     6.99%     0.10%
A                   STEVEN J UMBERGER REV TR
                    6724 EPPING FOREST WAY N
                    JACKSONVILLE FL 32217

PRIMARY       R     BANK OF AMERICA NA ATTN    42,328,774.56  77.94%    76.77%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
PRIMARY       R     BANK OF AMERICA NA TTEE    11,110,204.78  20.45%    20.15%
A                   BANK OF AMERICA 401K PLAN
                    ATTN NORMA AJA /
                    TX4-213-06-14 P O BOX
                    2518 HOUSTON TX
                    77252-2518
                          NATIONS SMALL COMPANY FUND
INVESTOR      R     A G EDWARDS & SONS           23,537.22    10.18%     0.07%
C                   CUSTODIAN FOR LEONARD W.
                    CAIN IRA ACCOUNT 321 EAST
                    NORTH STREET CORTEZ CO
                                      81321

INVESTOR      B     MERRILL LYNCH, PIERCE,       75,253.60    32.55%     0.24%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
PRIMARY       R     BANK OF AMERICA NA ATTN    17,069,207.77  82.48%    56.28%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
PRIMARY       R     NATIONS LIFEGOAL           1,416,926.22    6.84%     4.67%
A                   PORTFOLIOS INC LIFEGOAL
                    BALANCED GROWTH PORTFOLIO
                    ATTN BRIAN SMITH
                    NC1-002-33-31 101 SOUTH
                    TRYON ST CHARLOTTE NC
                                      28255

                         NATIONS SMALLCAP VALUE FUND
INVESTOR      R     CHRISTIAN K STADLINGER 4     38,598.21     9.08%     0.24%
A                   O SHEA LN SUMMIT NJ 07901
INVESTOR      R     TRANSAMERICA LIFE INS &      64,331.16    15.14%     0.40%
A                   ANNUITY CO 1150 S OLIVE
                    ST STE 10-01 LOS ANGELES
                    CA 90015
INVESTOR      B     MERRILL LYNCH, PIERCE,        7,009.83    14.15%     0.04%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     SUMMERVILLE PEDIATRICS PA     3,347.28     6.75%     0.02%
C                   PROFIT SHARING PLAN 312
                    MIDLAND PARKWAY
                    SUMMERVILLE SC 29485-8114

INVESTOR      R     UBS FINANCIAL SERVICES        2,563.79     5.17%     0.01%
C                   INC. FBO UBS-FINSVC CDN
                    FBO MICHAEL ORZECHOWSKI
                    P.O.BOX 3321, 1000 HARBOR
                    BLVD WEEHAWKEN NJ
                    07086-8154
INVESTOR      R     UBS FINANCIAL SERVICES        4,132.23     8.34%     0.02%
C                   INC. FBO UBS-FINSVC CDN
                    FBO RUSSELL C BELLAVANCE
                    P.O.BOX 3321, 1000 HARBOR
                    BLVD WEEHAWKEN NJ
                    07086-8154
PRIMARY       R     BANK OF AMERICA NA ATTN    11,605,038.34  76.84%    73.89%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
PRIMARY       R     NATIONS LIFEGOAL           1,199,569.86    7.94%     7.63%
A                   PORTFOLIOS INC LIFEGOAL
                    BALANCED GROWTH PORTFOLIO
                    ATTN BRIAN SMITH
                    NC1-002-33-31 101 SOUTH
                    TRYON ST CHARLOTTE NC
                                      28255

PRIMARY       R     NATIONS LIFEGOAL           1,290,939.37    8.54%     8.22%
A                   PORTFOLIOS INC LIFEGOAL
                    GROWTH PORTFOLIO ATTN
                    BRIAN SMITH NC1-002-33-31
                    101 SOUTH TRYON ST
                    CHARLOTTE NC 28255
                        NATIONS STRATEGIC GROWTH FUND
INVESTOR      R     STATE STREET BANK & TRUST   982,893.89    79.09%     0.78%
C                   CO TTEE FBO COASTGEAR &
                    COMPANY ATTN: KEVIN SMITH
                    105 ROSEMONT AVE WESTWOOD
                    MA 02090
PRIMARY       R     BANK OF AMERICA NA ATTN    83,733,353.73  79.87%    66.53%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
PRIMARY       R     NATIONS LIFEGOAL           6,198,167.10    5.91%     4.92%
A                   PORTFOLIOS INC LIFEGOAL
                    BALANCED GROWTH PORTFOLIO
                    ATTN BRIAN SMITH
                    NC1-002-33-31 101 SOUTH
                    TRYON ST CHARLOTTE NC
                                      28255

PRIMARY       R     NATIONS LIFEGOAL           6,336,743.91    6.04%     5.03%
A                   PORTFOLIOS INC LIFEGOAL
                    GROWTH PORTFOLIO ATTN
                    BRIAN SMITH NC1-002-33-31
                    101 SOUTH TRYON ST
                    CHARLOTTE NC 28255
                    NATIONS STRATEGIC INCOME

                                      FUND

INVESTOR      R     FIRST CLEARING, LLC LOUIS    17,223.54     6.56%     0.08%
C                   J GUNTZELMAN 10709
                    ADVENTURE LANE CINCINNATI
                    OH 45242-4246
INVESTOR      B     MERRILL LYNCH, PIERCE,       48,961.88    18.67%     0.23%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     NATIONAL PHILANTHROPIC       15,368.35     5.86%     0.07%
C                   TRUST ATTN: ACCOUNTING
                    DEPARTMENT 165 TOWNSHIP
                    LINE ROAD SUITE #150
                    JENKINTOWN PA 19046-3594
INVESTOR      R     NFS/FMTC ROLLOVER IRA FBO    20,310.60     7.74%     0.09%
C                   LINDA G WALKER 7 SALLY ST
                    SPARTANBURG SC 29301
INVESTOR      R     JOHN L MANNING III P/ADM     18,318.82     6.98%     0.08%
C                   ORGAIN READY MIX PFT
                    SHRING PL 240 KRAFT ST
                    CLARKSVILLE TN 37040
INVESTOR      R     J DAVID PAISLEY 16           26,136.25     9.96%     0.12%
C                   WESTMINSTER LAKE OSWEGO
                    OR 97034
PRIMARY       R     BANK OF AMERICA NA ATTN    15,386,044.20  99.03%    72.45%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                         NATIONS TAX-EXEMPT RESERVES
ADVISOR       R     BANC OF AMERICA            16,134,858.31  69.88%     0.49%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
ADVISOR       B     NATIONAL FINANCIAL FOR     6,947,334.76   30.09%     0.21%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
CAPITAL       R     BANC OF AMERICA            316,963,091.20 51.07%     9.80%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001

CAPITAL       R     BANK OF AMERICA NA ATTN    217,638,500.43 35.06%     6.73%
                    FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
DAILY         B     NATIONAL FINANCIAL FOR     30,221,214.36  99.18%     0.93%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
INSTITUTIONAL R     BANC OF AMERICA            155,073,936.28 77.04%     4.79%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
INSTITUTIONAL B     NATIONAL FINANCIAL FOR     41,586,572.98  20.66%     1.28%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
INVESTOR      B     NATIONAL FINANCIAL FOR     25,009,268.70  93.46%     0.77%
A                   THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
INVESTOR      R     BANK OF AMERICA ESCROW      497,445.32     5.28%     0.01%
                    AGT FOR YELLOW HOLDING
                    INC AND CONNEX
                    NORTHAMERICA INC (SELF
                    INSURANCE) 8757 GEORGIA
                    AVE SUITE 1300 SILVER
                    SPRING MD 20910
INVESTOR      R     GILES C UPSHUR III 6601     763,895.24     8.11%     0.02%
                    RIVER ROAD RICHMOND VA
                    23229-8528
INVESTOR      R     MORTON J MACKS REVOCABLE   1,460,379.92   15.51%     0.04%
                    TRUST MORTON J MACKS TTEE
                    4750 OWINGS MILLS BLVD
                    OWINGS MILLS MD 21117
INVESTOR      R     JOHN W FEIK 221 GENESEO     968,166.87    10.28%     0.02%
                    SAN ANTONIO TX 78209
INVESTOR      R     SCOTT B HELM & LESLEY M    1,924,350.62   20.44%     0.05%
                    HELM JTWROS 217
                    PADDINGTON ROAD BALTIMORE
                    MD 21212
INVESTOR      R     THE BANK OF NEW YORK ATTN  1,220,052.05   12.95%     0.03%
                    FRANK NOTARO 111 SANDERS
                    CREEK PKWY EAST SYRACUSE,
                    NY 13057

LIQUIDITY     R     BANC OF AMERICA            11,077,597.15  98.91%     0.34%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
TRUST         R     BANK OF AMERICA NA ATTN    2,293,050,071.199.25%    70.92%
                    FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
              NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND
INVESTOR      R     SANDRA M POLK 101 JOCELYN    78,016.46     5.35%     1.48%
A                   HILLS RD NASHVILLE TN
                                      37205

INVESTOR      R     MARSHALL T POLK III PO       85,663.20     5.87%     1.63%
A                   BOX 90148 NASHVILLE TN
                                      37209

INVESTOR      R     PERSHING LLC P. O. BOX       78,131.29     5.36%     1.49%
A                   2052 JERSEY CITY NJ
                    07303-9998
INVESTOR      R     UBS FINANCIAL SERVICES       89,528.34     6.14%     1.70%
A                   INC. FBO HERBERT M PORTER
                    SHERRIAN D PORTER JTWROS
                    100 WENTWORTH AVE.
                    NASHVILLE TN 37215-2230
INVESTOR      R     UBS FINANCIAL SERVICES       99,684.97     6.83%     1.90%
A                   INC. FBO WILLIAM A PAT
                    SCRUGGS P O BOX 9839
                    KNOXVILLE TN 37940-0839
INVESTOR      R     CARLOTTA E LOCKMILLER        17,087.32     6.23%     0.32%
B                   1918 MUIRFIELD DRIVE ADA
                    OK 74820
INVESTOR      R     TERENCE M KELLY BARBARA M    14,811.92     5.40%     0.28%
B                   KELLY 825 PLANTATION BLVD
                    GALLATIN TN 37066
INVESTOR      R     CHARLES R COOKSEY JULIE E    16,728.01     6.10%     0.31%
B                   COOKSEY 4767 CARTHAGE HWY
                    LEBANON TN 37087
INVESTOR      R     ROSE MARIE ST CLAIR 222      18,924.40     6.90%     0.36%
B                   ANDREWS DRIVE CLARKSVILLE
                    TN 37042
INVESTOR      R     GARY ARMOR HALL VICKI B      14,317.16     5.22%     0.27%
B                   HALL 16609 MIZZEN COURT
                    CORNELIUS NC 28031
INVESTOR      R     NANCY C DAVIS HENRY G        17,529.02     6.39%     0.33%
B                   DAVIS 2201 BOWMAN RD
                    FRANKLIN TN 37064

INVESTOR      R     DORIS M PARDUE 1697           9,968.87     7.96%     0.19%
C                   STEWART FERRY PIKE
                    HERMITAGE TN 37076
INVESTOR      R     NEELY B COBLE TTEE CTR       41,475.99    33.12%     0.79%
C                   HILL LAKE PERSONAL 118
                    BONAVENTURE PL NASHVILLE
                    TN 37205
INVESTOR      R     GARY BRUKARDT KAREN           7,238.61     5.78%     0.13%
C                   BRUKARDT 5618 HILLSBORO
                    PIKE NASHVILLE TN 37215
INVESTOR      R     J CHASE COLE 511 UNION ST     6,865.82     5.48%     0.13%
C                   STE 2100 NASHVILLE TN
                                      37219

INVESTOR      R     PERSHING LLC P. O. BOX        9,523.81     7.60%     0.18%
C                   2052 JERSEY CITY NJ
                    07303-9998
INVESTOR      R     UBS FINANCIAL SERVICES       19,735.07    15.76%     0.37%
C                   INC. FBO ROBERT MADIGAN
                    MAIN ACCOUNT 5301 RIO
                    VISTA LANE KNOXVILLE TN
                    37919-8939
PRIMARY       R     BANK OF AMERICA NA ATTN    3,288,211.85   97.27%    62.78%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                          NATIONS TREASURY RESERVES
ADVISER       R     BANC OF AMERICA            348,711,465.85  5.90%     3.34%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
ADVISER       R     BANK OF AMERICA NA SWP     3,743,000,000.063.36%    35.90%
                    DISBURSEM NC BANK OF
                    AMERICA NA
                    SWEEP/AUTOBORROW 101 N
                    TRYON STREET ONE
                    INDEPENDENCE CENTER
                    NC1-001-05-29 CHARLOTTE
                    NC 28255-0001
ADVISER       B     BANK OF AMERICA OF TEXAS   1,135,032,011.619.21%    10.88%
                    NA NA CUST GLOBAL FINANCE
                    SWEEP CUSTOMERS ATTN:
                    STEVEN EDWARDS 1201 MAIN
                    ST TX1-609-21-04 DALLAS
                    TX 75202
ADVISER       R     THE BANK OF NEW YORK ATTN  356,030,012.14  6.02%     3.41%
                    FRANK NOTARO 111 SANDERS
                    CREEK PKWY EAST SYRACUSE,
                    NY 13057
CAPITAL       R     ALENCO INC TREASURY 3900   94,611,766.00   6.01%     0.90%
                    421 7TH AVENUE S W
                    CALGARY AB T2P4K9

CAPITAL       R     BANC OF AMERICA            1,216,247,138.677.35%    11.66%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
CAPITAL       R     BANK OF AMERICA NA ATTN    102,957,581.87  6.54%     0.98%
                    FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
DAILY         B     NATIONAL FINANCIAL FOR     246,244,737.46 96.68%     2.36%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
INSTITUTIONAL R     ADP CLEARING &             145,285,273.04 25.27%     1.39%
                    OUTSOURCING SERVICES ATTN
                    ROSA SANTIAGO MONEY MKT
                    FDS 26 BROADWAY 13TH
                    FLOOR MONEY FUNDS NEW
                    YORK NY 10004-1703
INSTITUTIONAL R     BANC OF AMERICA            334,209,359.85 58.13%     3.20%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    200 N COLLEGE STREET 3RD
                    FLOOR CHARLOTTE NC
                    28255-0001
INSTITUTIONAL B     NATIONAL FINANCIAL FOR     39,443,378.55   6.86%     0.37%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
INSTITUTIONAL R     RUMSEY INDIAN RANCHERIA P  33,439,254.06   5.81%     0.32%
                    O BOX 18 BROOKS CA
                    95606-0018
INVESTOR      R     THE BANK OF NEW YORK ATTN  680,460,960.83 98.51%     6.52%
A                   FRANK NOTARO 111 SANDERS
                    CREEK PKWY EAST SYRACUSE,
                    NY 13057
INVESTOR      R     NFS LLC FEBO CREIGHTON       73,390.20    30.99%     0.00%
B                   BESCH PO BOX 8284 KETCHUM
                    ID 83340
INVESTOR      R     NFS/FMTC ROLLOVER IRA FBO    13,931.76     5.88%     0.00%
B                   HOWARD E SOLOMON 1849
                    BEWLEY'S CHAPEL ROAD
                    MOSHEIM TN 37818
INVESTOR      R     ROBERT L COLEMAN 12218       20,523.82     8.66%     0.00%
B                   QUADRILLE LANE BOWIE MD
                                      20720

INVESTOR      R     CARLOS O RIOJA 11903         99,674.72    42.09%     0.00%
B                   AMBAUM BLVD SW SEATTLE WA
                                      98146

INVESTOR      R     PHILLIP A HART & LISA B      18,358.96     7.75%     0.00%
B                   HART JTWROS 294 EAGLET
                    WAY LAKE MARY FL 32746
INVESTOR      R     ADP CLEARING &             122,956,901.90 40.07%     1.17%
                    OUTSOURCING SERVICES ATTN
                    ROSA SANTIAGO MONEY MKT
                    FDS 26 BROADWAY 13TH
                    FLOOR MONEY FUNDS NEW
                    YORK NY 10004-1703
INVESTOR      R     BANC OF AMERICA            48,182,047.20  15.70%     0.46%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    200 N COLLEGE STREET 3RD
                    FLOOR CHARLOTTE NC
                    28255-0001
INVESTOR      B     NATIONAL FINANCIAL FOR     20,852,448.71   6.79%     0.20%
                    THE EXCLUSIVE BENEFIT OF
                    OUR CUSTOMERS 200 LIBERTY
                    ST 1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS 5TH FLR
                    NEW YORK NY 10281
INVESTOR      R     THE BANK OF NEW YORK ATTN  106,278,805.54 34.63%     1.01%
                    FRANK NOTARO 111 SANDERS
                    CREEK PKWY EAST SYRACUSE,
                    NY 13057
LIQUIDITY     R     BANC OF AMERICA            450,555,482.88 88.90%     4.32%
                    SECURITIES LLC OMNIBUS
                    ACCT FOR THE EXCLUSIVE
                    BENEFIT OF OUR CLIENTS
                    NC1-004-03-06 200 N
                    COLLEGE STREET 3RD FLOOR
                    CHARLOTTE NC 28255-0001
LIQUIDITY     R     BANK OF AMERICA NA SWP     30,000,000.00   5.91%     0.28%
                    DISBURSEM NC BANK OF
                    AMERICA NA
                    SWEEP/AUTOBORROW 101 N
                    TRYON STREET ONE
                    INDEPENDENCE CENTER
                    NC1-001-05-29 CHARLOTTE
                    NC 28255-0001
TRUST         R     BANK OF AMERICA NA ATTN    607,985,947.06 99.50%     5.83%
                    FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND
INVESTOR      B     MERRILL LYNCH, PIERCE,      246,130.70    41.15%     1.20%
A                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     ALICE NEILL 12349 METRIC     32,737.43     5.47%     0.16%
A                   BLVD APT 1332 AUSTIN TX
                                      78758

INVESTOR      R     AUDREY P DAY TTEE 23         41,795.87     6.98%     0.20%
A                   BLUEBERRY COVE YARMOUTH
                    ME 04096

INVESTOR      R     STEVEN SMITH TTEE PAMELA     27,601.75     9.40%     0.13%
B                   C SMITH TR C/O SPENCO
                    MEDICAL CORP PO BOX 2501
                    WACO TX 76702
INVESTOR      R     FRANK V LOPEZ GDN            19,998.94     6.81%     0.09%
B                   CAROLINA BRIONES 1206
                    SHARPS RD AUSTIN TX 78734
INVESTOR      R     Southwest Securities FOB     38,307.66    13.05%     0.18%
B                   P.O. Box 509002 Dallas TX
                                      75250

INVESTOR      R     LEGG MASON WOOD WALKER        3,323.91     9.78%     0.01%
C                   INC. PO BOX 1476
                    BALTIMORE MD 21202
INVESTOR      R     LPL FINANCIAL SERVICES       19,499.15    57.41%     0.09%
C                   9785 TOWNE CENTRE DRIVE
                    SAN DIEGO CA 92121-1968
INVESTOR      B     MERRILL LYNCH, PIERCE,        4,789.90    14.10%     0.02%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     FETTER FAMILY LIVING          5,586.40    16.44%     0.02%
C                   TRUST FLORENCE FETTER
                    TTEE 12271 COIT RD APT
                    2613 DALLAS TX 75251
PRIMARY       R     BANK OF AMERICA NA ATTN    19,396,802.004 99.32%    94.83%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
              NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
INVESTOR      R     DOROTHY LEE WALSHE 5801     11,459.267     7.40%     0.03%
C                   MILL SPRING RD MIDLOTHIAN
                    VA 23112
INVESTOR      B     MERRILL LYNCH, PIERCE,      29,900.901    19.31%     0.09%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
INVESTOR      R     JOSEPH L VOGEL SHARON L     12,794.103     8.26%     0.04%
C                   VOGEL 2548 BUTTERWOOD DR
                    POWHATAN VA 23139
INVESTOR      R     ELRICA GRAHAM 708 WREN       8,273.996     5.34%     0.02%
C                   DRIVE PULASKI VA 24301
INVESTOR      R     RONALD E SWEENEY TOD         9,156.927     5.91%     0.02%
C                   RONALD E SWEENEY TRUST
                    12309 OLD GREENWAY CT
                    GLEN ALLEN VA 23059

INVESTOR      R     UBS FINANCIAL SERVICES      23,249.194    15.01%     0.07%
C                   INC. FBO MR. GARY KLINE
                    4496 OCCOQUAN VIEW CT
                    WOODBRIDGE VA 22192-5803
PRIMARY       R     BANK OF AMERICA NA ATTN    25,094,402.101 98.47%    80.27%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
                              NATIONS VALUE FUND

INVESTOR      R     A G EDWARDS & SONS INC      89,916.705     7.10%     0.06%
C                   C/F GERALD WINKLEY DECD
                    FBO JULIE A WINKLEY
                    BENEFICIARY ACCOUNT 14900
                    SCHROEDER RD ST CHARLES
                    MI 48655-7508
INVESTOR      B     MERRILL LYNCH, PIERCE,     431,281.838    34.09%     0.33%
C                   FENNER & SMITH INC FOR
                    THE SOLE BENEFIT OF ITS
                    CUSTOMERS ATTENTION
                    SERVICE TEAM 4800 DEER
                    LAKE DRIVE EAST 3RD FLOOR
                    JACKSONVILLE FL 32246
PRIMARY       R     BANK OF AMERICA NA ATTN    67,839,166.844 69.66%    52.52%
A                   FUNDS ACCOUNTING (ACI)
                    TX1-945-06-07 411 NORTH
                    AKARD ST DALLAS TX
                    75201-3307
PRIMARY       R     BANK OF AMERICA NA TTEE    12,862,859.102 13.20%     9.95%
A                   BANK OF AMERICA 401K PLAN
                    ATTN NORMA AJA /
                    TX4-213-06-14 P O BOX
                    2518 HOUSTON TX
                    77252-2518
PRIMARY       R     NATIONS LIFEGOAL           5,240,955.416   5.38%     4.05%
A                   PORTFOLIOS INC LIFEGOAL
                    BALANCED GROWTH PORTFOLIO
                    ATTN BRIAN SMITH
                    NC1-002-33-31 101 SOUTH
                    TRYON ST CHARLOTTE NC
                                      28255

PRIMARY       R     NATIONS LIFEGOAL           5,938,249.877   6.09%     4.59%
A                   PORTFOLIOS INC LIFEGOAL
                    GROWTH PORTFOLIO ATTN
                    BRIAN SMITH NC1-002-33-31
                    101 SOUTH TRYON ST
                    CHARLOTTE NC 28255

               APPENDIX E -- PROXY VOTING POLICIES AND PROCEDURES

                               NATIONS FUNDS TRUST

                         NATIONS MASTER INVESTMENT TRUST

                         NATIONS SEPARATE ACCOUNT TRUST

Proxy Voting Policy and Procedures

The Boards* of Nations Funds Trust ("Funds Trust"), Nations Master
Investment Trust ("Master Trust") and Nations Separate Account Trust ("Separate Account Trust") have determined that it is in the best interests of Funds Trust, Master Trust and Separate Account Trust (the "Companies") and the respective series of each Company that hold voting securities (each, a "Fund") for the Companies to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Funds.

I.       POLICY

It is the policy of each Company to delegate the responsibility for voting proxies relating to portfolio securities held by a Fund to the Fund's investment adviser or, if the Fund's investment adviser has delegated portfolio management responsibilities to one or more investment sub-adviser(s), to the Fund's investment sub-adviser(s) (the investment adviser or the investment sub-adviser(s) is referred to hereafter as the "Adviser"), as a part of the Adviser's general management of the Fund's portfolio, subject to the Board's continuing oversight. The respective Board hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds. Any expenses relating to the retention of vendors or other costs relating to compliance with this policy will be allocated among the Adviser and the appropriate Companies in the manner approved by the Boards from time to time.

II.      FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interests of the Fund and its shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.     PROCEDURES

The following are the procedures adopted by each Board for the administration of this policy:

A. Review of Adviser Proxy Voting Procedures. Each Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures, including any substantive changes to its procedures for addressing conflicts of interest. An Adviser is not required to notify the Board of changes relating to any guidelines for voting specific types of proxies except as part of the annual presentation. The respective Board shall review the policies, procedures and other guidelines presented by each Adviser to determine that they are consistent with these policies and procedures. Upon request, each Adviser shall provide the

--------
* For convenience, Trustees of Funds Trust, Master Trust and Separate
Account Trust are collectively referred to in these procedures as the "Boards."

appropriate Company with a copy of its policies, procedures and other guidelines or a description of such policies, procedures and guidelines for the purpose of filing such document(s) in the Company's statement of additional information or as otherwise required by the Investment Company Act of 1940 and the rules promulgated thereunder.

B. Board Reporting. Each Adviser shall provide such reports to the Board as the Board may reasonably request from time to time.

C. Voting Record Reports. Each Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the respective Company at least annually. Such voting record information shall be in a form acceptable to the Company and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Company and the Adviser may agree to from time to time.

D. Record Retention. Each Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

E. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund's principal underwriter or Adviser and the applicable Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of a Fund's Company that a conflict of interest cannot be resolved under the Adviser's Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Company of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV.      REVOCATION

The delegation by a Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.       REVIEW OF POLICY.

The Boards shall review and approve such changes to these policies and procedures as the Boards deem necessary from time to time.

Adopted:  May 29, 2003

July 1, 2003


BANC OF AMERICA CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY

INTRODUCTION

Many of BACAP's investment management clients have delegated to BACAP the authority and responsibility to vote proxies for the voting securities held in their accounts. Where BACAP has been granted the authority and accepted the responsibility for voting proxies, it will determine whether and how to do so, in the case of individual proxies, in accordance with this Proxy Voting Policy (the "Policy"). BACAP reserves the right to amend this Policy at any time.

BACAP endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when BACAP expects to routinely abstain from voting:

Proxies may not be voted in cases where BACAP anticipates that it may soon be removing the security from a given client's account.

Proxies will usually not be voted in cases where the security has been loaned from the client's account, or where BACAP determines that the costs to the client and/or the administrative inconvenience of voting the security (e.g., foreign securities) outweigh the benefit of doing so.

Ordinarily, BACAP will not notify clients when it abstains from voting in these routine circumstances.

When BACAP votes proxies it will do so in the best interest of its clients (defined, for this purpose, as in the best interest of enhancing or protecting the economic value of client accounts), considered as a group, as BACAP determines in its sole and absolute discretion.

BACAP generally will not accept proxy voting authority from a client if the client seeks to impose client-specific voting guidelines that may be inconsistent with BACAP's guidelines or with the client's best economic interest in BACAP's view.

PROXY COMMITTEE

Proxy voting is overseen by the BACAP Proxy Committee. The Proxy Committee is composed of senior investment, operations and client service professionals. The Committee is responsible for setting general policy as to the voting of proxies and the maintenance and administration of this Policy. Specifically, the
Committee:

Reviews this Policy and associated Proxy Voting Guidelines annually and approves, from time to time, any amendments which it considers to be advisable and consistent with the Policy's overall mandate of serving the best economic interests of those BACAP advisory clients for which the firm has proxy voting authority.

Considers special proxy issues as may arise from time to time, including voting proxies:

for which the Proxy Voting Guidelines do not provide clear and definitive guidance; and/or where an exception to the established Guidelines may be in the best interests of BACAP clients.

PROXY VOTING ADMINISTRATION

BACAP Operations administers this Policy on a continuous basis through a Proxy Team that reports to BACAP's Managing Director (Operations). The Proxy Team has the following duties:

- Continuously maintain the Proxy Voting Guidelines and make recommendations, as necessary, to the Proxy Committee regarding their amendment.

- Monitor upcoming shareholder meetings and solicitations of proxies for such meetings.

- Routine voting of proxies in accordance with this Policy and BACAP's Proxy Voting Guidelines.

- Coordinate the Proxy Committee's review of any new or unusual proxy issues.

- Oversee the work of any third-party proxy service provider which BACAP may retain and the protocols needed to ensure that the service provider timely and accurately accomplishes all votes and fulfills all other responsibilities as directed by BACAP.

- Coordinate responses to BACAP investment professionals' questions, if any, regarding proxy issues and this Policy, including forwarding specialized proxy research received from the proxy service provider.

- Establish and preserve (or ensure that BACAP's proxy service provider does so) all required records as to proxy voting.

- Ensure that clients that so request are timely furnished copies of this Policy.

- Establish and maintain the means by which reports of proxy voting on behalf of BACAP-advised accounts are timely and confidentially made available to clients of the firm that request to receive these for their accounts.

PROXY VOTING GUIDELINES

BACAP policy is to vote proxies, subject to the foregoing overall best economic interest standard, in accordance with written Proxy Voting Guidelines ("Guidelines"), as established by the Proxy Committee. A copy of the Guidelines is attached and incorporated within this Policy as "Attachment A". As an aid rather than a substitute for applying the Guidelines, BACAP also regularly considers the analysis and recommendations of an independent proxy service provider.

CONFLICTS OF INTEREST

With Other Bank of America Businesses

Bank of America Corporation ("BAC", the ultimate corporate parent of BACAP, Bank of America, N.A. and all of their numerous affiliates) owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of BACAP-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with BACAP's duty, in the proxy voting process, to act in the best economic interest of its clients.

WITHIN BACAP

Conflicts of interest may also arise from the business activities of BACAP. For example, BACAP might manage (or be seeking to manage) the assets of a benefit plan for an issuer. BACAP may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or the Nations Funds, for which BACAP serves as investment adviser, are to be voted for a client's account.

MANAGEMENT OF CONFLICTS

BACAP's policy is to always vote proxies in the best interests of its clients, as a whole, without regard to its own self interest or that of its affiliates. BAC as well as BACAP have various compliance policies and procedures in place in order to address any material conflicts of interest which might arise in this context.

BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

Within BACAP, the BACAP Code of Ethics affirmatively requires that associates of the firm act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of BACAP's clients.

By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Team and the Proxy Committee undertakes:

To disclose to the Managing Director (Operations) or chairperson of the Proxy Committee, respectively, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how BACAP shall vote proxies; and

To refrain from taking into consideration, in the decision as to whether or how BACAP shall vote proxies:

The existence of any current or prospective material business relationship between BACAP, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

Any direct, indirect or perceived influence or attempt to influence such action which the member views as being inconsistent with the purpose or provisions of this Policy or the BAC or BACAP Codes of Ethics.

Where a material conflict of interest is determined to have arisen in the proxy voting process which may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, BACAP's policy is to invoke one or more of the following conflict management procedures:

Convene the Proxy Committee for the purpose of voting the affected proxies in a manner which is free of the conflict.

Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include BACAP's proxy service provider.

In unusual cases, with the client's consent and upon ample notice, forwarding the proxies to BACAP's clients so that they may vote the proxies directly.

AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

BACAP will initially inform clients of this Policy and how a client may learn of BACAP's voting record for the client's securities through summary disclosure in
Part II of BACAP's Form ADV. Upon receipt of a client's request for more information, BACAP will provide to the client a copy of this Policy and/or how BACAP voted proxies for the client pursuant to this policy for up to a one-year period.

"ATTACHMENT A"

BACAP PROXY VOTING GUIDELINES

The following guidelines are to be followed by the BACAP Proxy Team when voting proxies routinely solicited with respect to securities of public companies held in the accounts of BACAP advised clients. These guidelines are to be applied in conjunction with and subject to all provisions of BACAP's Proxy Voting Policy, including the provision of that Policy that all proxies which BACAP votes shall be voted in the best economic interest of its clients.

The guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended for favorable action by the board of directors of publicly held companies other than investment companies. Part II deals with proposals submitted by shareholders for inclusion in the proxy statements of such companies, but which the companies' management and board of directors oppose.
Part III addresses proxies of both sorts regarding investment companies.

BOARD-APPROVED PROPOSALS

Proxies will generally be voted FOR board-approved proposals, except as follows:

Matters Relating to the Board of Directors

Proxies will be voted FOR the election of the company's nominees for director and FOR board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

BACAP will WITHHOLD VOTES for one or more nominees for director if

-        The board does not have a majority of independent directors; or

- The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the then applicable listing standards of the company's principal market center (e.g., NYSE, AMEX, NASDAQ). Proxies will generally be voted on a CASE-BY-CASE BASIS on board-approved proposals where the board fails to meet these basic independence standards.

BACAP will vote on a CASE-BY-CASE BASIS in contested elections of directors.

BACAP may WITHHOLD VOTES ON A CASE-BY-CASE BASIS for nominees for director that have failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g., failing to implement policies for which a majority of shareholders has previously cast votes in favor), have demonstrated a disregard for the interests of shareholders.

BACAP will vote AGAINST proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

CORPORATE GOVERNANCE

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to corporate governance (including director and officer liability and indemnity provisions; proxy contest advance notice and expense reimbursement provisions), except as follows:

BACAP will vote FOR proposals to provide or to restore shareholder appraisal rights.

BACAP will usually vote AGAINST proposals:

-        to eliminate cumulative voting; or

-        that provide that directors may be removed only for cause; or

- replacements to fill board vacancies may be voted on only by continuing directors.

COMPENSATION

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to compensation or benefits issues relating to directors, executives or employees, except as follows:

Except where BACAP withholds votes for a majority of the nominees standing for election as directors, BACAP will vote FOR:

- Compensation or benefit plans and arrangements (including severance arrangements), subject to the exceptions noted below.

- Employee stock purchase plans that have the following features: shares purchased under the plan are acquired for no less than 85% of their market value, the offering period under the plan is 27 months or less, and dilution is 10% or less.

BACAP will vote AGAINST stock option plans that permit replacing or repricing of out-of-the-money options, and AGAINST any proposal to authorize the replacement or repricing of such options.

BACAP will vote AGAINST stock option plans that permit issuance of options with an exercise price below the stock's current market price.

BACAP may vote AGAINST executive compensation or benefits (including severance) proposals on a CASE-BY-CASE BASIS where compensation is viewed by BACAP as being excessive in comparison with prevailing industry standards. In voting on proposals relating to executive compensation or benefits, BACAP will consider whether the proposal has been approved by an independent compensation committee of the board.

CAPITALIZATION

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals involving changes to a company's capitalization, except that where BACAP is not otherwise withholding votes for a majority of the nominees standing for election as directors:

BACAP will vote FOR proposals relating to the authorization of additional common stock, providing they are not excessively dilutive (except where such proposals relate to a specific transaction, in which case BACAP will vote on a CASE-BY-CASE BASIS).

BACAP will vote FOR proposals to effect stock splits (excluding reverse stock splits.)

BACAP will vote FOR proposals authorizing share repurchase programs.

ACQUISITIONS, MERGERS, REORGANIZATIONS AND OTHER RESTRUCTURING TRANSACTIONS

BACAP will vote on a CASE-BY-CASE BASIS on business transactions such as acquisitions, mergers, reorganizations, spinoffs, buyouts, liquidations and sale of all or substantially all of a company's assets.

TAKEOVER DEFENSE

BACAP will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions, except as follows:

- BACAP will vote FOR proposals to opt out of control share acquisition statutes.

- BACAP will vote on a CASE-BY-CASE BASIS on proposals to ratify or approve specific shareholder rights plans (commonly referred to as "poison pills") or "fair price" provisions.

- BACAP will vote on a CASE-BY-CASE BASIS on proposals to change place of incorporation to a jurisdiction having anti-takeover laws or whose laws will have an adverse impact on shareholder rights or taxation issues.

OTHER BUSINESS MATTERS

BACAP will vote FOR board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

BACAP will vote on a CASE-BY-CASE BASIS on proposals to amend a company's charter or bylaws.

BACAP will vote AGAINST authorization to transact other unidentified, substantive business at the meeting.

BACAP will vote on a CASE-BY-CASE BASIS on all other business matters where BACAP is otherwise withholding votes for the entire board of directors.

BACAP will determine, on a CASE-BY-CASE BASIS, whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

SHAREHOLDER PROPOSALS

BACAP will generally vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

BACAP will vote FOR shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

BACAP will vote FOR shareholder proposals to require shareholder approval or ratification of shareholder rights plans and/or anti-greenmail provisions.

BACAP will vote on a CASE-BY-CASE BASIS on proposals requiring shareholder approval or ratification of executive severance arrangements.

BACAP will vote FOR shareholder proposals that are consistent with BACAP's voting proxy guidelines for board-approved proposals.

BACAP will vote on a CASE-BY-CASE BASIS on other shareholder proposals where BACAP is otherwise withholding votes for a majority of the nominees standing for election as directors.

BACAP will generally abstain from voting on shareholder proposals regarding social, environmental or political matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. BACAP may, on a CASE-BY-CASE BASIS, vote FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders.

INVESTMENT COMPANY MATTERS

Board-Approved Proposals

Proxies will generally be voted FOR board-approved proposals, except as follows:

BACAP will vote on a CASE-BY-CASE BASIS regarding the following matters:

-        Contested elections of directors.

- Approval of investment advisory and/or distribution agreements.

-        Approval of distribution plans.

-        Issuance of preferred stock.

- Conversion of the company from closed-end to open-end form.

-        Changes in the "fundamental policies" of the company.

-        Change in the state or form of organization of the company.

- Mergers, acquisitions, reorganizations, liquidations or sales of all or substantially all of the assets of the company.

Shareholder Proposals

BACAP will generally vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

BACAP will vote on a CASE-BY-CASE BASIS regarding the following matters:

Proposals to terminate or to submit investment advisory and/or distribution agreements for competitive bidding.

Conversion of the company from closed-end to open-end form.

Adopted effective:    July 1, 2003

BRANDES INVESTMENT PARTNERS, L.P.

SUMMARY OF OUR PROXY VOTING POLICY

Brandes Investment Partners, L.P. generally votes proxies for securities we have selected that are held in client accounts, unless the client has directed us to the contrary in writing. We have adopted written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients. You may obtain information from us about how we voted proxies for securities in your account, on request. You also may obtain a copy of our proxy voting policies and procedures upon request.

HOW WE VOTE POLICES:

We generally vote proxies with a view to enhancing the value of the shares of stock held in client accounts. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients. Unless a client has given us other instructions, we generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. ("ISS") on these social and political issues and we consider the Ceres, MacBride and Burma Principles when applicable, although we sometimes abstain from voting on these issues.

We have developed Proxy Voting Guidelines, which our Corporate Governance Committee and the relevant investment research team(s) and/or investment committee(s) use in deciding how to vote proxies. The Guidelines, which have been developed with reference to the positions of ISS, set forth our positions on recurring proxy issues and criteria for addressing non-recurring issues and incorporates many of ISS's standard operating policies. Our proxy voting policy and procedures set out these Guidelines.

CLIENT PROXY VOTING POLICIES

If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy except when doing so would be contrary to the client's economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA plans, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, to the extent possible, comply with each client's proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client's interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

ARRANGEMENTS WITH OUTSIDE FIRMS

We use three outside firms, ISS, Investor Responsibility Research Center, and ADP Financial Services, Inc. to assist us in voting proxies. These firms keep us informed of shareholder meeting dates, forward proxy materials to us, translate proxy materials printed in a foreign language, provide us with research on proxy proposals and voting recommendations, and vote proxies in accordance with our instructions. Although we may consider ISS's and others' recommendations on proxy issues, we are ultimately responsible for proxy voting decisions.

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of our clients and the interests of Brandes and its employees. For example, we may have a conflict when a company that is soliciting a proxy is an advisory client of Brandes, or when Brandes personnel have a business or personal relationship with participants in proxy contests, corporate directors or director candidates. Our Corporate Governance Committee is responsible for identifying proxy voting proposals that present a conflict of interest. If the Committee identifies such a proposal, the Committee will decide whether it presents a material conflict of interest.

Proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest, unless the Corporate Governance Committee has actual knowledge that a routine proposal should be treated as material. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Corporate Governance Committee determines that neither Brandes nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, and retirement plans).

If the Corporate Governance Committee determines that Brandes has a material conflict of interest, we may vote a proxy regarding that proposal using any of the following methods:

We may obtain instructions from the client on how to vote the proxy.

If we are able to disclose the conflict to the client, we may do so and obtain the client's consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

We may vote according to our Guidelines or, if applicable, the client's proxy voting policies.

Subject to any client imposed proxy voting policies, we may follow the recommendations of an independent third party, such as ISS, for all proxies.

Subject to any client imposed proxy voting policies, we may follow the recommendations of an independent third party only for the proposals that involve a material conflict of interest.

WHEN WE DO NOT VOTE PROXIES

We generally do not vote proxies for securities we have not selected but that are held in a client account, or where we do not have discretionary authority over securities held in a client account.

We generally do not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client, and thus it would not be prudent to vote the proxy. For example, we generally will not vote securities loaned to another party when the costs to the client and/or administrative inconvenience of retrieving these securities outweighs the benefit of voting. Also, voting proxies for shares of foreign stocks may involve significantly greater effort and corresponding costs, such as translation of proxy materials. Some countries have laws that prevent us from selling shares for a period of time before or after a shareholder meeting. We may decide not to vote shares of foreign stocks subject to these restrictions when we believe the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares.

FOR MORE INFORMATION

Please contact your Brandes portfolio management team for more information about our proxy voting policy and procedures, or to obtain a copy of the policy and procedures, which describe our positions on proxy voting issues such as the election of directors, the appointment of auditors, defenses for proxy contests, tender offer defenses (such as poison pills), corporate governance matters, executive and director compensation, and mergers and restructurings. In addition, please contact your Brandes portfolio management team for information concerning how securities in your account were voted.

                         MARSICO CAPITAL MANAGEMENT, LLC

                               PROXY VOTING POLICY

A. STATEMENT OF POLICY

1. It is the policy of Marsico Capital Management, LLC ("MCM") to vote all proxies over which it has voting authority in the best interest of MCM's clients.

B. DEFINITIONS

2. By "best interest of MCM's clients," MCM means clients' best economic interest over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

3.a. By "material conflict of interest," MCM means circumstances when MCM itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when MCM has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and MCM's parent company, Bank of America Corporation ("BAC") or a BAC subsidiary.

3.b. A material conflict of interest ordinarily does not exist when BAC or a BAC subsidiary other than MCM does business with a particular proxy issuer or closely affiliated entity, because: (i) MCM is separately managed from BAC and other subsidiaries; (ii) MCM's employees work in a separate location from BAC and other subsidiaries and do not routinely communicate with them; (iii) MCM generally is not aware of a proxy issuer's (or affiliated entity's) business arrangements with BAC or other subsidiaries, and is not aware of the materiality of such arrangements to BAC or other subsidiaries; and (iv) MCM has no direct interest in any such business arrangements.

C.       MCM INVESTS WITH MANAGEMENTS THAT SEEK SHAREHOLDERS' BEST INTERESTS

4. Under its investment philosophy, MCM generally invests client funds in a company only if MCM believes that the company's management seeks to serve shareholders' best interests. Because MCM has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders' best interests.

5. MCM may periodically reassess its view of company managements. If MCM concludes that a company's management no longer serves shareholders' best interests, MCM generally sells its clients' shares of the company. MCM believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management.

D.       MCM'S PROXY VOTING PROCEDURES

6. When companies in which MCM has invested client funds issue proxies, MCM routinely votes the proxies as recommended by management, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of MCM's clients.

7. If MCM has decided to sell the shares of a company, whether because of concerns about the company's management or for other reasons, MCM generally abstains from voting proxies issued by the company after MCM has made the decision to sell. MCM generally will not notify clients when this type of routine abstention occurs.

8. MCM also may abstain from voting proxies in other circumstances. MCM may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. MCM generally will not notify clients when this type of routine abstention occurs.

9. The procedures in this policy apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E. ALTERNATIVE PROCEDURES FOR POTENTIAL MATERIAL CONFLICTS OF INTEREST

10. In certain circumstances, such as when the proponent of a proxy proposal is also a client of MCM, an appearance might arise of a potential conflict between MCM's interests and the interests of affected clients in how the proxies of that issuer are voted.

11. Because MCM does not exercise discretion in voting proxies, but routinely votes proxies as recommended by management, no potential conflict of interest could actually affect MCM's voting of the proxies.

12.a. Nevertheless, when MCM itself knowingly does business with a particular proxy issuer or closely affiliated entity (or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and BAC or a BAC subsidiary), and a material conflict of interest between MCM's interests and clients' interests may appear to exist, MCM generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve either:

(i) Causing the proxies to be "echo voted" or "mirror voted" in the same proportion as the votes of other proxy holders that are not MCM clients; or

(ii) Causing the proxies to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies.

MCM generally will not notify clients if it uses either of these usual procedures to resolve an apparent material conflict of interest. MCM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

12.b. In unusual cases, MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

(i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit MCM to vote the proxies under its usual policy;

(ii) Abstaining from voting the proxies; or

(iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

MCM generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F. OTHER EXCEPTIONS

13. On an exceptions basis, MCM may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management. MCM generally would notify affected clients of any such exception.

G.       VOTING BY CLIENT INSTEAD OF MCM

14. An MCM client may vote its own proxies instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests.

15. MCM generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM's guidelines or with the client's best economic interest in MCM's view.

16. MCM generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H. PERSONS RESPONSIBLE FOR IMPLEMENTING MCM'S POLICY

17. MCM's client services staff has primary responsibility for implementing MCM's proxy voting procedures, including ensuring that proxies are timely submitted. MCM also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

18. MCM's security analysts routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

I. RECORDKEEPING

19. MCM or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

(i) Copies of all proxy voting policies and procedures;

(ii) Copies of proxy statements received (unless maintained elsewhere as described below);

(iii) Records of proxy votes cast on behalf of clients;

(iv) Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

(v) Written client requests for proxy voting information, and (vi) written responses by MCM to written or oral client requests.

20. MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.

21. MCM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

22. All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of MCM or a service provider for the first two years).

J. AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

23. MCM will initially inform clients of this policy and how a client may learn of MCM's voting record for the client's securities through summary disclosure in
Part II of MCM's Form ADV. Upon receipt of a client's request for more information, MCM will provide to the client a copy of this proxy voting policy and/or how MCM voted proxies for the client during the period since this policy was adopted.

Adopted effective March 31, 2003

MACKAY SHIELDS LLC
PROXY VOTING POLICIES AND PROCEDURES
FOR THE NATIONS HIGH YIELD BOND FUND

1. POLICY.

         MacKay Shields shall vote the proxies of its clients solely in the interest of its clients and for the exclusive purpose of providing benefits to them. MacKay Shields shall not subordinate the interests of clients to unrelated objectives. MacKay Shields shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to clients of MacKay Shields have not been received, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it does not receive.

         MacKay Shields shall report annually (or more frequently upon request) to its clients on proxy votes cast on their behalf. These proxy-voting reports will demonstrate MacKay Shields's compliance with its fiduciary duty and will facilitate clients' monitoring of MacKay Shields.

         MacKay Shields shall consider the attached guidelines, Schedule A, as it evaluates proposals appearing on proxy ballots it votes on behalf of its clients. Any deviation from these guidelines must be requested in writing by a client and approved by MacKay's General Counsel or Chief Compliance Officer.

2. VOTING DELEGATION.

         The marketing or client service person responsible for establishing the account is also responsible for determining whether the client wishes to delegate proxy-voting authority to MacKay Shields. The delegation of voting authority to MacKay Shields, and MacKay's use of a third-party vendor (currently Institutional Shareholder Services "ISS") shall be memorialized in the client's investment management agreement. ISS shall be notified of new accounts using the Form attached as Schedule B.

3. CONFLICTS OF INTEREST.

         In order to avoid possible conflicts of interest, MacKay Shields votes proxies based on the pre-determined policy drafted by ISS. The ISS proxy guidelines are drafted to insure that all proxies are voted solely in the interest of our clients. Any proposed deviation from the standard policy must be submitted to the MacKay Shields Legal/Compliance department for review and approval. All votes cast that deviate from the standard policy must be submitted for review by the MacKay Shields Compliance Committee.

4. REVIEW VOTING AND GUIDELINES.

         As part of its periodic reviews, MacKay Shields' Compliance Department will conduct an annual review of the prior year's proxy voting as well as the guidelines established for proxy voting. Documentation shall be maintained of this review and a report setting forth the results of the review will be presented annually to the MacKay Shields Compliance Committee.

SCHEDULE A

INSTITUTIONAL SHAREHOLDER SERVICES
VOTING POLICY

SCHEDULE A

ISS PROXY VOTING
GUIDELINES
SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

- An auditor has a financial interest in or association with the company, and is therefore not independent

- Fees for non-audit services are excessive, or

- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

- Attend less than 75 percent of the board and committee meetings without a valid excuse - Implement or renew a dead-hand or modified dead-hand poison pill
- Ignore a shareholder proposal that is approved by a majority of the shares outstanding - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years - Failed to act on takeover offers where the majority of the shareholders tendered their shares - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

- Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees - Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply: - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and - Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

- Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

-        Majority of independent directors on board
-        All-independent key committees
-        Committee chairpersons nominated by the independent directors
-        CEO performance reviewed annually by a committee of outside directors
-        Established governance guidelines
-        Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS


Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: - Long-term financial performance of the target company relative to its industry; management's track record - Background to the proxy contest - Qualifications of director nominees (both slates) - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors: - Purchase price - Fairness opinion - Financial and strategic benefits
- How the deal was negotiated - Conflicts of interest - Other alternatives for the business - Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors: - Impact on the balance sheet/working capital - Potential elimination of diseconomies - Anticipated financial and operating benefits - Anticipated use of funds - Value received for the asset - Fairness opinion - How the deal was negotiated - Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When valuating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED
BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

- Dilution to existing shareholders' position - Terms of the offer - Financial issues - Management's efforts to pursue other alternatives - Control issues - Conflicts of interest.

- Vote FOR the debt restructuring if it is expected that the company will file for - bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following: - The reasons for the change - Any financial or tax benefits - Regulatory benefits
- Increases in capital structure - Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following: - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model - Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR
ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following: - Prospects of the combined company, anticipated financial and operating benefits - Offer price - Fairness opinion - How the deal was negotiated - Changes in corporate governance - Change in the capital structure - Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on: - Tax and regulatory advantages - Planned use of the sale proceeds - ?Valuation of spinoff - ?Fairness opinion - ?Benefits to the parent company - ?Conflicts of interest - ?Managerial incentives - ?Corporate governance changes - ?Change in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if: - It is intended for financing purposes with minimal or no dilution to current shareholders - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights.

In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for: Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), Cash compensation, and Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following: - Historic trading patterns - Rationale for the repricing - Value-for-value exchange - Option vesting - Term of the option - ?Exercise price - ?Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:
- Purchase price is at least 85 percent of fair market value - Offering period is 27 months or less, and - Potential voting power dilution (VPD) is ten percent or less. - Vote AGAINST employee stock purchase plans where any of the following apply: - Purchase price is less than 85 percent of fair market value, or - Offering period is greater than 27 months, or - ?VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account: - Whether the proposal mandates that all awards be performance-based - Whether the proposal extends beyond executive awards to those of lower-ranking employees - ?Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following: - The parachute should be less attractive than an ongoing employment opportunity with the firm - The triggering mechanism should be beyond the control of management - ?The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

- The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products), - The availability and feasibility of alternatives to animal testing to ensure product safety, and - The degree that competitors are using animal-free testing.

- Generally vote FOR proposals seeking a report on the company's animal welfare
- standards unless: - ?The company has already published a set of animal welfare standards and monitors compliance - ?The company's standards are comparable to or better than those of peer firms, and - ?There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account: - ?Whether the proposal focuses on a specific drug and region

- ?Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness - ?The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending - ?Whether the company already limits price increases of its products - ?Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries - ?The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account: - The costs and feasibility of labeling and/or phasing out - ?The nature of the company's business and the proportion of it affected by the proposal - ?The proportion of company sales in markets requiring labeling or GMO-free products - The extent that peer companies label or have eliminated GMOs - ?Competitive benefits, such as expected increases in consumer demand for the company's products - ?The risks of misleading consumers without federally mandated, standardized labeling - ?Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology. Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account: - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution - The extent that peer companies have eliminated GMOs - The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products - Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs - ?The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

 - Whether the company has adequately
disclosed mechanisms in place to prevent abusive lending practices - ?Whether the company has adequately disclosed the financial risks of its subprime business - Whether the company has been subject to violations of lending laws or serious lending controversies - ?Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: - Second-hand smoke: - Whether the company complies with all local ordinances and regulations - ?The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness - ?The risk of any health-related liabilities.

-         Advertising to youth

      - ?Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

- ?Whether the company has gone as far as peers in restricting advertising

      - ?Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

-        ?Whether restrictions on marketing to youth extend to foreign countries

      - Cease production of tobacco-related products or avoid selling products to tobacco companies:

-        ?The percentage of the company's business affected

      - ?The economic loss of eliminating the business versus any potential tobacco-related liabilities.

-        Spinoff tobacco-related businesses:

-        ?The percentage of the company's business affected

-        ?The feasibility of a spinoff

- ?Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account: - Whether there are publicly available environmental impact reports; - ?Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and - ?The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

- ?The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES - ?The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills - ?Environmentally conscious practices of peer companies, including endorsement of CERES - ?Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

-        The company's level of disclosure lags that of its competitors, or
- ?The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account: - ?The nature of the company's business and the percentage affected - ?The extent that peer companies are recycling - ?The timetable prescribed by the proposal - ?The costs and methods of implementation - ?Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account: - ?The nature of the company's business and the percentage affected - ?The extent that peer companies are switching from fossil fuels to cleaner sources - ?The timetable and specific action prescribed by the proposal
- ?The costs of implementation - ?The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of: - The relevance of the issue to be linked to pay - ?The degree that social performance is already included in the company's pay structure and disclosed - ?The degree that social performance is used by peer companies in setting pay - ?Violations or complaints filed against the company relating to the particular social performance measure

- ?Artificial
limits sought by the proposal, such as freezing or capping executive pay - ?Independence of the compensation committee - ?Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      - The company is in compliance with laws governing corporate political activities, and

- The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

- There are serious controversies surrounding the company's China operations, and - ?The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on: - ?The nature and amount of company business in that country - ?The company's workplace code of conduct - ?Proprietary and confidential information involved - ?Company compliance with U.S. regulations on investing in the country - ?Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered: - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent - ?Agreements with foreign suppliers to meet certain workplace standards - ?Whether company and vendor facilities are monitored and how - ?Company participation in fair labor organizations - ?Type of business - ?Proportion of business conducted overseas - ?Countries of operation with known human rights abuses

- ?Whether the company has been recently involved in significant labor and human rights controversies or violations - ?Peer company standards and practices - ?Union presence in company's international factories - Generally vote FOR reports outlining vendor standards compliance unless any of the - following apply:

o ?The company does not operate in countries with significant human rights violations o ?The company has no recent human rights controversies or violations, or o ?The company already publicly discloses information on its vendor standards o compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

- Company compliance with or violations of the Fair Employment Act of 1989 - ?Company antidiscrimination policies that already exceed the legal requirements
- ?The cost and feasibility of adopting all nine principles

- ?The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles) - ?The potential for charges of reverse discrimination - ?The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted - ?The level of the company's investment in Northern Ireland - ?The number of company employees in Northern Ireland - ?The degree that industry peers have adopted the MacBride Principles - ?Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account: - Whether the company has in the past manufactured landmine components - Whether the company's peers have renounced future production - Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account: - ?What weapons classifications the proponent views as cluster bombs - ?Whether the company currently or in the past has manufactured cluster bombs or their components - ?The percentage of revenue derived from cluster bomb manufacture - ?Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: - The information is already publicly available or - ?The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

- ?The board composition is reasonably inclusive in relation to companies of similar size and business or - ?The board already reports on its nominating procedures and diversity initiatives. Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account: - ?The degree of board diversity - ?Comparison with peer companies - ?Established process for improving board diversity - ?Existence of independent nominating committee - ?Use of outside search firm - ?History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply: - ?The company has well-documented equal opportunity programs - ?The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and - ?The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless: - The composition of senior management and the board is fairly inclusive - ?The company has well-documented programs addressing diversity initiatives and leadership development

- ?The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account: - ?Whether the company's EEO policy is already in compliance with federal, state and local laws - ?Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees - ?The industry norm for including sexual orientation in EEO statements - ?Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors: - Board structure - ?Director independence and qualifications - ?Attendance at board and committee meetings. - Votes should be withheld from directors who:

- ?Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

- ?Ignore a shareholder proposal that is approved by a majority of shares outstanding - ?Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years - ?Are interested directors and sit on the audit or nominating committee, or

- ?Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: - ?Past performance as a closed-end fund - ?Market in which the fund invests - ?Measures taken by the board to address the discount - ?Past shareholder activism, board activity - ?Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors: - ?Past performance relative to its peers - ?Market in which fund invests - ?Measures taken by the board to address the issues - ?Past shareholder activism, board activity, and votes on related proposals - ?Strategy of the incumbents versus the dissidents - ?Independence of directors - ?Experience and skills of director candidates - ?Governance profile of the company - Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors: - ?Proposed and current fee schedules
- ?Fund category/investment objective - ?Performance benchmarks - ?Share price performance compared to peers - ?Resulting fees relative to peers - ?Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: - ?Stated specific financing purpose - ?Possible dilution for common shares - ?Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: - ?Potential competitiveness - ?Regulatory developments - ?Current and potential returns - ?Current and potential risk.

- Generally vote FOR these amendments as long as the proposed changes do not - fundamentally alter the investment focus of the fund and do comply with the current SEC - interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL
RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
- ?The fund's target investments - ?The reasons given by the fund for the change
- ?The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
-        Political/economic changes in the target market
-        ?Consolidation in the target market
-        ?Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

-        ?Potential competitiveness
-        ?Current and potential returns
-        ?Risk of concentration
-        Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
- Strategies employed to salvage the company - The fund's past performance - Terms of the liquidation. - CHANGES TO THE CHARTER DOCUMENT Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors: - The degree of change implied by the proposal - The efficiencies that could result - The state of incorporation - Regulatory standards and implications. - Vote AGAINST any of the following changes: o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series o Removal of shareholder approval requirement for amendments to the new declaration of trust o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements o Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: - Regulations of both states - Required fundamental policies of both states - Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT
SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
- Fees charged to comparably sized funds with similar objectives - The proposed distributor's reputation and past performance - The competitiveness of the fund in the industry - Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: - Resulting fee structure - Performance of both funds - Continuity of management personnel - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: - Performance of the fund's NAV - The fund's history of shareholder relations - The performance of other funds under the advisor's management.

SCHEDULE B

ISS

New/Closed Account Information

Insert Date
Insert Bank/Broker Contact Name
Insert Bank/Broker Firm Name
Insert Bank/Broker Address
Contact Phone
Contact Fax


RE: CHANGE OF PROXY CARD MAILING ADDRESS FOR THE FOLLOWING MACKAY SHIELDS
ACCOUNTS: INSERT NAME(S) AND CORRESPONDING ACCOUNT NUMBER(S) REQUIRING ADDRESS CHANGE

This letter serves as notice that our firm has retained Institutional Shareholder Services (ISS) to act as the voting agent for the securities held in the account(s) noted above for which we have a fiduciary obligation to vote.

EFFECTIVE IMMEDIATELY, please direct all ballots, meeting notices, and other proxy materials to ISS as follows: ISS/1702/MACKAY SHIELDS

2099 Gaither Road
Suite 501

Rockville, Maryland 20850-4045

Note: All proxy materials sent to ISS MUST include ISS/1702/MACKAY SHIELDS in the address field, as this code expedites processing of our proxies at ISS.

THIS MAIL ISS/1702/MACKAY SHIELDS PERTAINS ONLY TO THE ACCOUNT(S) NOTED ABOVE AND SHOULD BE USED ONLY WHEN FORWARDING PROXIES AND MATERIALS FOR THESE SPECIFIED ACCOUNTS.

Please continue to send ALL NON-PROXY MATERIALS DIRECTLY TO MACKAY SHIELDS.

In order for ISS to track that the custodian(s) have followed and complied with our above instructions, please FAX a copy of this letter with your initials and date the address change was made to the ISS representative listed below:

FAX TO:                                               FOR CUSTODIAN USE ONLY:
U.S. Voting Agent Service               Signature of person authorizing change:
Institutional Shareholder Services           ________________________________
FAX: 301.545.4651                                 Date address change was made:
PHONE: 301.545.4125                             _____/___/______


Please be advised that members of the ISS staff are authorized by our firm to contact you directly in the event that proxies for any of the above-noted accounts have not been received. We ask that you cooperate fully with the ISS staff to ensure that our ballots are voted in a timely manner.

Thank you for your prompt assistance in this matter.

Sincerely,



AUTHORIZED CLIENT SIGNATURE

                         CAUSEWAY CAPITAL MANAGEMENT LLC

                      PROXY VOTING POLICIES AND PROCEDURES

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC ("Causeway") votes the proxies of companies owned by Causeway International Value Fund (the "Fund"), for which it serves as investment adviser. In addition, Causeway votes the proxies of companies owned by institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in the best interests of the client, the Fund shareholders or, where employee benefit assets are involved, in the best interests of plan participants and beneficiaries (collectively "clients"). Causeway's intent has always been to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway supervises the proxy voting process. Portfolio managers have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway uses independent research and recordkeeping software provided by third parties. Causeway uses Institutional Shareholder Services ("ISS") ProxyMaster for research, which assists the decision-making process, and ProxyEdge software, which organizes and tracks pending proxies, communicates voting decisions to custodian banks and maintains records.

PROXY VOTING GUIDELINES

Causeway will generally vote on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway's proxy voting guidelines are designed to ensure, to the extent feasible, that votes cast are consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway's guidelines also recognize that a company's management is charged with the day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management's proposals or positions.

Causeway generally votes for:

-        distributions of income

-        appointment of auditors

-        director compensation, unless deemed excessive

- boards of directors - Causeway generally votes for management's slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders.

              Causeway generally opposes attempts to classify boards of directors or to eliminate cumulative voting.

-        financial results/director and auditor reports

-        share repurchase plans

-        changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

-        amendments to articles of association or other governing documents

-        changes in board or corporate governance structure

-        changes in authorized capital including proposals to issue shares

- compensation - Causeway believes that it is important that a company's equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway's clients. Causeway evaluates compensation plans on a case-by-case basis. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

-        debt issuance requests

- mergers, acquisitions and other corporate reorganizations or restructurings

-        changes in state or country of incorporation

-        related party transactions

Causeway generally votes against:

- anti-takeover mechanisms - Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Causeway generally votes with management regarding:

- social issues - Causeway believes that it is management's responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. Causeway will oppose social proposals that it believes will be a detriment to the investment performance of a portfolio company.

Conflicts of Interest

Causeway's interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major vendor for Causeway. Causeway may also have a conflict if Causeway personnel have a significant business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer will determine the issuers with which Causeway may have a significant business relationship. For this purpose, a "significant business relationship" is one that: (1) represents 1.5% or $1,000,000 of Causeway's revenues reasonably expected for the current fiscal year, whichever is less; (2) represents 2.5% or $2,000,000 of revenues of an affiliate reasonably expected for the current fiscal year, whichever is less; or (3) may not directly involve revenue to Causeway or its affiliates but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates, such as a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway's employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how Causeway votes proxies.

The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway's employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

The Chief Operating Officer will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway's General Counsel decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client's consent for Causeway's vote. If Causeway does not seek the client's instructions or consent, Causeway will vote as follows:

- If a "for" or "against" or "with management" guideline applies to the proposal, Causeway will vote in accordance with that guideline.

- If a "for" or "against" or "with management" guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS.

Voting Proxies for Non-US Companies; Inadequate Information

While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, may involve a number of problems that may restrict or prevent Causeway's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney to facilitate Causeway's voting instructions. As a result, clients' non-US proxies will be voted on a best efforts basis only.

In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client's custodian in sufficient time to cast the vote.

                               NATIONS FUNDS TRUST

                            ONE BANK OF AMERICA PLAZA
                                   33RD FLOOR
                               CHARLOTTE, NC 28255
                                 1-800-626-2275

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 22. EXHIBITS

All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 333-89661; 811-09645)

EXHIBIT LETTER      DESCRIPTION
--------------      -----------
(a)                 Articles of Incorporation:

(a)(1)              Certificate of Trust dated October 22, 1999, incorporated by reference to
                    Post-Effective Amendment No. 1, filed February 10, 2000.

(a)(2)              Amended and Restated Declaration of Trust dated February 22, 2001, incorporated by reference to Post-Effective Amendment No. 35, filed July 30, 2004.

(b)                 Bylaws:

                    Not Applicable

(c)                 Instruments Defining Rights of Securities Holders:

                    Not Applicable

(d)                 Investment Advisory Contracts:

(d)(1)              Investment Advisory Agreement between Banc of America Capital Management, LLC
                    ("BACAP") and Nations Funds Trust ("Registrant") dated January 1, 2003, Schedule
                    I amended December 1, 2004, filed herewith.

EXHIBIT LETTER      DESCRIPTION
--------------      -----------
(d)(2)              BACAP Assumption Agreement on behalf of the LifeGoal Portfolios dated January 1,
                    2003, incorporated by reference to Post-Effective Amendment No. 30, filed June
                    18, 2003.

(d)(3)              Investment Advisory Agreement between BACAP and the Registrant on behalf of the
                    Fixed Income Sector Portfolios dated January 1, 2003, Schedule I effective
                    August 28, 2002, incorporated by reference to Post-Effective Amendment No. 30, filed June 18, 2003.

(d)(4)              BACAP Assumption Agreement on behalf of the Fixed Income Sector Portfolios dated
                    January 1, 2003, incorporated by reference to Post-Effective Amendment No. 30, filed June 18, 2003.

(d)(5)              Investment Sub-Advisory Agreement among BACAP, Brandes Investment Partners, LLC
                    ("Brandes") and the Registrant dated January 1, 2003, Schedule I amended July
                    18, 2003, incorporated by reference to Post-Effective Amendment No. 32, filed
                    July 31, 2003.

(d)(6)              Investment Sub-Advisory Agreement among BACAP, Marsico Capital Management, LLC
                    ("Marsico Capital") and the Registrant, dated November 2, 2004, incorporated by reference to Post-Effective Amendment No. 37 filed May 6, 2005.

(e)                 Underwriting Contract:

(e)(1)              Distribution Agreement with BACAP Distributors, LLC ("BACAP Distributors") dated
                    January 1, 2003, Schedule I amended January 23, 2004, incorporated by reference to Post-Effective Amendment No. 35, filed July 30, 2004.

(f)                 Bonus or Profit Sharing Contracts:

(f)(1)              Deferred Compensation Plan adopted December 9, 1999, last amended November 19,
                    2003, incorporated by reference to Post-Effective Amendment No. 35, filed July
                    30, 2004.

(g)                 Custodian Agreements:

(g)(1)              Amended and Restated Custody Agreement between the Registrant and The Bank of
                    New York ("BNY") dated July 2, 2001, Schedule I amended January 23, 2004, incorporated by reference to Post-Effective Amendment No. 35, filed July 30,
                    2004.

EXHIBIT LETTER      DESCRIPTION
--------------      -----------
(g)(2)              Custody Agreement between the Registrant and Bank of America, N.A. on behalf of the LifeGoal Portfolios (except Nations LifeGoal Income Portfolio) dated June 8,
                    2001, incorporated by reference to Post-Effective Amendment No. 11, filed July
                    31, 2001.

(g)(3)              Master Custodian Agreement between Registrant and State Street Bank and Trust
                    Company ("State Street"), dated June 13, 2005, filed herewith.

(h)                 Other Material Contracts:

(h)(1)              Administration Agreement between the Registrant and BACAP Distributors dated
                    January 1, 2003, Schedule A amended January 23, 2004, Schedule B amended
                    December 1, 2004, filed herewith.

(h)(2)              Sub-Administration Agreement among the Registrant, BNY and BACAP Distributors dated January 1, 2003, Schedule I amended January 23, 2004, incorporated by reference to Post-Effective Amendment No. 35, filed July 30, 2004.

(h)(3)              Shareholder Servicing Plan relating to Investor A Shares, Exhibit I amended May
                    10, 2002, incorporated by reference to Post-Effective Amendment No. 35, filed
                    July 30, 2004.

(h)(4)              Shareholder Servicing Plan relating to Investor B Shares, Exhibit I amended
                    January 23, 2004, incorporated by reference to Post-Effective Amendment No. 35, filed July 30, 2004.

(h)(5)              Shareholder Servicing Plan relating to Investor C Shares, Exhibit I amended
                    January 23, 2004, incorporated by reference to Post-Effective Amendment No. 35, filed July 30, 2004.

(h)(6)              Shareholder Servicing Plan relating to Adviser Class Shares, Exhibit I amended
                    May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

(h)(7)              Shareholder Servicing Plan relating to Daily Class Shares, Exhibit I amended May
                    10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed
                    July 31, 2002.

EXHIBIT LETTER      DESCRIPTION
--------------      -----------
(h)(8)              Shareholder Servicing Plan relating to Investor Class Shares, Exhibit I amended
                    May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

(h)(9)              Shareholder Servicing Plan relating to Liquidity Class Shares, Exhibit I amended
                    January 1, 2004, incorporated by reference to Post-Effective Amendment No. 35, filed July 30, 2004.

(h)(10)             Shareholder Servicing Plan relating to Market Class Shares, Exhibit I amended
                    May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

(h)(11)             Shareholder Servicing Plan relating to Marsico Shares, Exhibit I amended May 10,
                    2002, incorporated by reference to Post-Effective Amendment No. 35, filed July
                    30, 2004.

(h)(12)             Shareholder Servicing Plan relating to Service Class Shares, Schedule I amended
                    May 10, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed July 31, 2002.

(h)(13)             Shareholder Administration Plan relating to Investor A Shares, Exhibit I amended
                    May 10, 2002, incorporated by reference to Post-Effective Amendment No. 35, filed July 30, 2004.

(h)(14)             Shareholder Administration Plan relating to Investor B and Investor C Shares,
                    Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective
                    Amendment No. 26, filed July 31, 2002 and Post-Effective Amendment No. 35, filed
                    July 30, 2004.

(h)(15)             Shareholder Administration Plan relating to Institutional Class Shares, Exhibit
                    I amended May 10, 2002, incorporated by reference to Post-Effective Amendment
                    No. 26, filed July 31, 2002 and Post-Effective Amendment No. 35, filed July 30,
                    2004.

(h)(16)             Shareholder Administration Plan relating to Marsico Shares, Exhibit I amended
                    May 10, 2002, incorporated by reference to Post-Effective Amendment No. 35, filed July 30, 2004.

(h)(17)             Shareholder Administration Plan relating to Trust Class Shares, Exhibit I amended May 10, 2002, incorporated by reference to Post-Effective Amendment No.
                    26, filed July 31, 2002 and Post-Effective Amendment No. 35, filed July 30,
                    2004.

(h)(18)             Transfer Agency and Services Agreement between PFPC Inc. (formerly First Data
                    Investor Services Group, Inc.) ("PFPC") and the Nations Funds family dated June
                    1, 1995, Schedule G amended March 31, 2004, incorporated by reference to
                    Post-Effective Amendment No. 35, filed July 30, 2004.

EXHIBIT LETTER      DESCRIPTION
--------------      -----------
(h)(19)             Adoption Agreement and Amendment to Transfer Agency and Services Agreement dated
                    February 14, 2000, incorporated by reference to Post-Effective Amendment No. 1, filed February 10, 2000.

(h)(20)             Amendment to Transfer Agency and Services Agreement dated January 1, 1999, incorporated by reference to Post-Effective Amendment No. 35, filed July 30,
                    2004.

(h)(21)             Sub-Transfer Agency Agreement between PFPC and Bank of America, N.A. ("Bank of
                    America") dated September 11, 1995, Schedule A amended January 23, 2004, incorporated by reference to Post-Effective Amendment No. 35, filed July 30,
                    2004.

(h)(22)             Amendment No. 1 to the Sub-Transfer Agency and Services Agreement dated January
                    3, 2000, incorporated by reference to Post-Effective Amendment No. 6, filed
                    December 27, 2000.

(h)(23)             Amendment No. 2 to the Sub-Transfer Agency and Services Agreement dated December
                    1, 2000, incorporated by reference to Post-Effective Amendment No. 6, filed
                    December 27, 2000.

(h)(24)             Amended and Restated Foreign Custody Manager Agreement between BNY and the
                    Nations Funds family dated July 2, 2001, Appendix amended January 23, 2004, incorporated by reference to Post-Effective Amendment No. 35, filed July 30,
                    2004.

(h)(25)             Cross Indemnification Agreement among Nations Fund Trust, Nations Fund, Inc.,
                    Nations Reserves, Nations Master Investment Trust and the Registrant dated
                    February 14, 2000, incorporated by reference to Post-Effective Amendment No. 1, filed February 10, 2000.

(i)                 Legal Opinion

(i)(1)              Opinion of Morrison & Foerster LLP - filed herewith.

(j)                 Other Opinions

                    Opinion of PricewaterhouseCoopers, LLP - filed herewith.

(k)                 Omitted Financial Statements

EXHIBIT LETTER      DESCRIPTION
--------------      -----------

                    Not Applicable

(l)                 Initial Capital Agreements:

(l)(1)              Investor Letter, incorporated by reference to Post-Effective Amendment No. 1, filed February 10, 2000.

(m)                 Rule 12b-1 Plans:

(m)(1)              Shareholder Servicing and Distribution Plan relating to Investor A Shares,
                    Exhibit A amended January 23, 2004, incorporated by reference to Post-Effective
                    Amendment No. 35, filed July 30, 2004.

(m)(2)              Distribution Plan relating to Investor A Shares, Exhibit A amended October 8,
                    2002, incorporated by reference to Post-Effective Amendment No. 35, filed July
                    30, 2004.

(m)(3)              Distribution Plan relating to Investor B Shares, Exhibit A amended January 23,
                    2004, incorporated by reference to Post-Effective Amendment No. 35, filed July
                    30, 2004.

(m)(4)              Distribution Plan relating to Investor C Shares, Exhibit A amended January 23,
                    2004, incorporated by reference to Post-Effective Amendment No. 35, filed July
                    30, 2004.

(m)(5)              Distribution Plan relating to Daily Class Shares, Exhibit A amended October 8,
                    2002, incorporated by reference to Post-Effective Amendment No. 32, filed July
                    31, 2003.

(m)(6)              Distribution Plan relating to Investor Class Shares, Exhibit A amended October
                    8, 2002, incorporated by reference to Post-Effective Amendment No. 32, filed
                    July 31, 2003.

(m)(7)              Distribution Plan relating to Liquidity Class Shares, Exhibit A amended January
                    1, 2004, incorporated by reference to Post-Effective Amendment No. 35, filed
                    July 30, 2004.

(m)(8)              Distribution Plan relating to Market Class Shares, Exhibit A amended October 8,
                    2002, incorporated by reference to Post-Effective Amendment No. 32, filed July
                    31, 2003.

(m)(9)              Distribution Plan relating to Service Class Shares, Exhibit A amended January 1,
                    2004, incorporated by reference to Post-Effective Amendment No. 35, filed July
                    30, 2004.

EXHIBIT LETTER      DESCRIPTION
--------------      -----------
(n)                 Financial Data Schedule:

                    Not Applicable.

(o)                 Rule 18f-3 Plan:

(o)(1)              Rule 18f-3 Multi-Class Plan, last amended January 23, 2004, incorporated by reference to Post-Effective Amendment No. 35, filed July 30, 2004.

(p)                 Codes of Ethics:

(p)(1)              Nations Funds Family Code of Ethics, incorporated by reference to Post-Effective
                    Amendment No. 37 filed May 6, 2005.

(p)(2)              Columbia Management Group Code of Ethics, effective January 1, 2005, incorporated by reference to Post-Effective Amendment No. 37 filed May 6, 2005.

(p)(3)              Brandes Code of Ethics, incorporated by reference to Post-Effective Amendment
                    No. 9, filed April 9, 2001.

(p)(4)              Marsico Capital Code of Ethics, incorporated by reference to Amendment No. 36, filed September 3, 2004.

(q)(1)              Powers of Attorney for Minor Mickel Shaw, Edward J. Boudreau, Jr., William A.
                    Hawkins, R. Glenn Hilliard, William P. Carmichael, incorporated by reference to
                    Post-Effective Amendment No. 37 filed May 6, 2005.

(q)(3)              Power of Attorney for Keith Banks, incorporated by reference to Post-Effective
                    Amendment No. 34, filed June 29, 2004.

ITEM 23. PERSONS CONTROLLED BY OF UNDER COMMON CONTROL WITH THE FUND

         No person is controlled by or under common control with the Registrant.

ITEM 24. INDEMNIFICATION

         Article VII of the Registrant's Declaration of Trust provides for the indemnification of the Registrant's trustees, officers, employees and other agents. Indemnification of the Registrant's administrators, distributor, custodian and transfer agents is provided for, respectively, in the
Registrant's:

         1.       Administration Agreement with BACAP Distributors;

         2.       Sub-Administration Agreement with BNY and BACAP Distributors;

         3.       Distribution Agreement with BACAP Distributors;

         4.       Custody Agreement with BNY;

         5.       Custody Agreement with Bank of America, N.A.;

         6.       Transfer Agency and Services Agreement with PFPC; and

         7. Sub-Transfer Agency and Services Agreement with PFPC and Bank of America.

         8.       Custody Agreement with State Street.

         The Registrant has entered into a Cross Indemnification Agreement with Nations Fund Trust (the "Trust") Nations Fund, Inc. (the "Company"), Nations Reserves ("Reserves") and Nations Master Investment Trust ("Master Trust") dated February 14, 2000. The Trust, the Company, Reserves and/or Master Trust will indemnify and hold harmless the Registrant against any losses, claims, damages or liabilities, to which the Registrant may become subject, under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any prospectuses, any preliminary prospectuses, the registration statements, any other prospectuses relating to the securities, or any amendments or supplements to the foregoing (hereinafter referred to collectively as the "Offering Documents"), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Documents in reliance upon and in conformity with written information furnished to the Registrant by the Trust, the Company, Reserves and/or Master Trust expressly for use therein; and will reimburse the Registrant for any legal or other expenses reasonably incurred by the Registrant in connection with investigating or defending any such action or claim; provided, however, that the Trust, the Company, Reserves and/or Master Trust shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents in reliance upon and in conformity with written information furnished to the Trust, the Company, Reserves and/or Master Trust by the Registrant expressly for use in the Offering Documents.

         Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

         The Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his/her reckless disregard of the duties involved in the conduct of his/her office or arising under his agreement with the Registrant. The Registrant will comply with Rule 484 under the 1933 Act and Release No. 11330 under the 1940 Act, in connection with any indemnification.

         Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any act, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         To the knowledge of the Registrant, none of the directors or officers of BACAP, the adviser to the Registrant's portfolios, or Brandes or Marsico Capital, the investment sub-advisers to certain portfolios, except those set forth below, are or have been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of BACAP or Marsico Capital, or other subsidiaries of Bank of America Corporation.

         (a) BACAP performs investment advisory services for the Registrant and certain other customers. BACAP is a wholly-owned subsidiary of Bank of America

Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by BACAP (formerly TradeStreet Investment Associates, Inc.) with the SEC pursuant to the Advisers Act (file no. 801-50372).

         (b) Brandes performs investment sub-advisory services for the Registrant and certain other customers. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Brandes with the SEC pursuant to the Advisers Act (file no. 801-24986).

         (c) Marsico Capital performs investment sub-advisory services for the Registrant and certain other customers. Marsico Capital is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by Marsico Capital with the SEC pursuant to the Advisers Act (file no. 801-54914).

ITEM 26. PRINCIPAL UNDERWRITERS

         (a) BACAP Distributors, distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as distributor for Nations Separate Account Trust and placement agent for Nations Master Investment Trust both of which are registered open-end management investment companies.

         (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by BACAP Distributors with the SEC pursuant to the 1940 Act (file no. 801-49874).

         (d) Not applicable.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

         (1) BACAP, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment sub-adviser).

         (2) Brandes, 11988 El Camino Real, San Diego, CA 92130 (records relating to its function as investment sub-adviser).

         (3) Marsico Capital, 1200 17th Street, Suite 1300, Denver, CO 80202 (records relating to its function as investment sub-adviser).

         (4) PFPC, 400 Bellevue Parkway, Wilmington, DE 19809 (records relating to its function as transfer agent).

         (5) BACAP Distributors, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as distributor and administrator).

         (6) BNY, 100 Church Street, 10th Floor, New York, NY 10286 (records relating to its function as custodian and sub-administrator).

         (7) Bank of America, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as sub-transfer agent).

         (8) State Street Bank and Trust Company, Two Avenue de Lafayette, LCC/4S, Boston, MA 0211 (records relating to its function as custodian and foreign custody manager).

ITEM 28. MANAGEMENT SERVICES

         Not Applicable

ITEM 29. UNDERTAKINGS

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts on the 29th of July, 2005.

                                    NATIONS FUNDS TRUST

                                    By:              *
                                        -----------------------
                                          Christopher Wilson
                                          President and Chief Executive Officer

                                    By: /s/ R. Scott Henderson
                                        -----------------------
                                          R. Scott Henderson
                                          *Attorney-in-Fact

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

         SIGNATURES                                  TITLE                      DATE
         ----------                                  -----                      ----
                *                                  Chairman                July 29, 2005
----------------------------------         of the Board of Trustees
(William P. Carmichael)

                *                           Chief Financial Officer        July 29, 2005
----------------------------------
(J. Kevin Connaughton)                     (Principal Financial and
                                              Accounting Officer)

                *                                   Trustee                July 29, 2005
----------------------------------
(Edward J. Boudreau, Jr.)

                *                                   Trustee                July 29, 2005
----------------------------------
(William A. Hawkins)

                *                                   Trustee                July 29, 2005
----------------------------------
(R. Glenn Hilliard)

                *                                   Trustee                July 29, 2005
----------------------------------
(Minor Mickel Shaw)


By: /s/ R. Scott Henderson
    ----------------------
R. Scott Henderson
*Attorney-in-Fact